As filed with the Securities and Exchange Commission on August 25, 2023

Securities Act File No. 333-264426

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 5

Post-Effective Amendment No.

Blackstone Private Credit Fund

(Exact name of registrant as specified in its charter)

345 Park Avenue, 31st Floor

New York, NY

(212) 503-2100

(Address and telephone number, including area code, of principal executive offices)

Oran Ebel, Esq.

Blackstone Credit BDC Advisors LLC

345 Park Avenue, 31st Floor

New York, NY 10154

(Name and address of agent for service)

WITH COPIES TO:

Rajib Chanda, Esq. Christopher Healey, Esq. Steven Grigoriou, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001	Benjamin Wells, Esq. Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017	Thomas J. Friedmann, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110	Paul D. Tropp, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, NY 10036

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

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Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 25, 2023

PRELIMINARY PROSPECTUS

Blackstone Private Credit Fund

$                % Notes due 20

$                % Notes due 20

We are offering for sale $                in aggregate principal amount of                % Notes due 20    (the “            Notes”) and $                 in aggregate principal amount of                 % Notes due 20     (the “            Notes” and, together with the             Notes, the “Notes”). We will pay interest on the             Notes semi-annually in arrears on                 and                of each year, beginning on            , 2024. We will pay interest on the             Notes semi-annually in arrears on                 and                 of each year, beginning on            , 2024. The             Notes will mature on                , 20     . The             Notes will mature on                 , 20    . We may redeem the Notes in whole or in part at any time, or from time to time, at the applicable redemption price discussed under the caption “Description of the Notes—Optional Redemption” in this prospectus. In addition, holders of the Notes can require us to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a Change of Control Repurchase Event (as defined elsewhere in this prospectus). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by us, rank effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. None of our current indebtedness is subordinated to the Notes and we do not presently expect to issue any such subordinated debt. This prospectus includes additional information on the terms of the Notes, including redemption and repurchase prices, covenants and transfer restrictions.

We are a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Our adviser, Blackstone Credit BDC Advisors LLC (the “Adviser”) is an affiliate of Blackstone Alternative Credit Advisors LP, the credit-focused business of Blackstone (“Blackstone Credit”). We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser is an affiliate of Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit-focused business of Blackstone Inc., “Blackstone Credit” which, for the avoidance of doubt, excludes Harvest Fund Advisors LLC and Blackstone Insurance Solutions). Blackstone Alternative Credit Advisors LP serves as our Administrator and provides certain administrative and other services necessary for us to operate. Blackstone Credit is part of the credit-focused platform of Blackstone Inc. and is the primary part of its credit reporting segment. Blackstone Credit, together with its non-credit-focused affiliates within Blackstone Inc., is referred to in this prospectus as “Blackstone.”

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by utilizing the experience and expertise of the management team of the Adviser, along with the broader resources of Blackstone Credit and Blackstone, in sourcing, evaluating and structuring transactions, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest; employing a defensive investment approach focused on long-term credit performance and principal protection, generally investing in loans with asset coverage ratios and interest coverage ratios that the Adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where the Adviser believes necessary, financial maintenance covenants and incurrence covenants; focusing primarily on loans and securities of U.S. private companies, and to a lesser extent European and other non-U.S. companies. In many market environments, we believe such a focus offers an opportunity for superior risk-adjusted returns; maintaining rigorous portfolio monitoring in an attempt to anticipate and pre-empt negative credit events within our portfolio; and utilizing the power and scale of Blackstone and the Blackstone Credit platform to offer operational expertise to portfolio companies through the Blackstone Value Creation program.

We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in our securities may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 32 of this prospectus to read about the risks you should consider before buying our securities, including the risk of leverage.

This prospectus contains important information about us that a prospective investor should know before investing in our securities. Please read this prospectus before investing and keep them for future reference. We file annual, quarterly and current reports and other information about us with the SEC at www.sec.gov. This information is available free of charge by contacting us at 345 Park Avenue, 31st Floor, New York, NY 10154, by calling us collect at (212) 503-2100 or by visiting our website at www.bcred.com. Information contained on our website or Blackstone’s website at www.blackstone.com is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The contact information provided above may be used by you to make investor inquiries.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note		Notes Total	Per Note		Notes Total	Total
Public offering price(1)		%	$		%	$	$
Underwriting discount (sales load)		%	$		%	$	$
Proceeds to us, before expenses(2)		%	$		%	$	$

(1)	The public offering prices set forth above do not include accrued interest, if any. Interest on the Notes must be paid by the purchaser if the Notes are delivered after , 2023.
(2)	We estimate that we will incur offering expenses of approximately $ in connection with this offering.

Delivery of the Notes in book-entry only form through The Depository Trust Company will be made on or about                 , 2023.

Joint Book-Running Managers

The date of this prospectus is                , 2023.

We and the underwriters have not authorized any dealer, salesperson or other person to give any information or represent anything to you other than the information contained in this prospectus. You must not rely on unauthorized information or representations.

This prospectus does not offer to sell or ask for offers to buy any of the Notes in any jurisdiction where such an offer or sale would be unlawful, or where the person making the offer is not qualified to do so, or to any person who cannot legally be offered the Notes.

The information in this prospectus is current only as of the date on its cover, and may change after that date. We do not represent that at any time after the date of this prospectus our affairs will be the same as what is described in this prospectus or that the information in this prospectus otherwise will continue to be correct—nor do we imply those things by delivering this prospectus or selling Notes to you. Unless otherwise noted, the terms “we,” “us,” “our,” the “Company,” the “Issuer,” the “Fund,” and “BCRED” refer to Blackstone Private Credit Fund, together with its consolidated subsidiaries. In addition, the term “Adviser” refers to Blackstone Credit BDC Advisors LLC, the term “Administrator” refers to Blackstone Alternative Credit Advisors LP, individually, while “Blackstone Credit” refers to Blackstone Alternative Credit Advisors LP collectively with its affiliates in the credit-focused business of Blackstone Inc., which, for the avoidance of doubt, excludes Harvest Fund Advisors LLC and Blackstone Insurance Solutions. “Blackstone” refers to Blackstone Inc., collectively with its affiliates as the context requires and the term “indenture” refers to the base indenture between us and U.S. Bank Trust Company, National Association, as trustee, (the “trustee”), dated as of September 15, 2021, as supplemented by separate supplemental indentures, to be dated as of the settlement date of the Notes. Capitalized terms used in this prospectus and not otherwise defined shall have the meanings ascribed to them in the indenture governing the Notes.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section in this prospectus entitled “Risk Factors”, before making a decision to invest in our securities.

Blackstone Private Credit Fund

We are a non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We are externally managed by an affiliate of Blackstone. The Adviser is an affiliate of Blackstone Credit, which, for the avoidance of doubt, excludes Harvest Fund Advisors LLC (“Harvest”) and Blackstone Insurance Solutions (“BIS”)). Blackstone Credit together with its non- credit-focused affiliates within Blackstone Inc. is referred to herein as “Blackstone.”

We are currently offering on a continuous basis up to $36.5 billion of common shares of beneficial interest pursuant to an offering registered with the SEC (the “Continuous Offering”). The Company expects to offer to sell any combination of three classes of common shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. Blackstone Securities Partners L.P., the intermediary manager, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the Continuous Offering.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). Under normal circumstances, we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through (i) first lien senior secured and unitranche loans (including first-out/last-out loans) and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans (for which we may serve as an anchor investor), club deals (generally investments made by a small group of investment firms) and other debt and equity securities (the investments described in this sentence, collectively, “Private Credit”). To a lesser extent, we will also invest in publicly traded securities of large corporate issuers (“Opportunistic Credit”). We expect that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

Most of our investments are in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in U.S. private companies), we also expect to invest to some extent in European and other non-U.S. companies, but we do not expect to invest in emerging markets. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit funds. We generally will co-invest with other Blackstone Credit funds.

As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies.

The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than “BBB-” by S&P Global Ratings Services).

We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities. In addition, we may invest in collateralized loan obligations (“CLOs”), will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs.

In limited instances we may retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to our business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and may also issue debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Company. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Borrowings” in this prospectus. In the normal course of business, we intend to issue debt securities in addition to the Notes being offered hereby, including debt securitizations and unsecured debt, to investors in the U.S. and various foreign geographies or jurisdictions, and such issuances may be denominated in currencies other than the U.S. Dollar.

As of June 30, 2023, based on fair value, our portfolio consisted of 89.22% first lien senior secured investments, 3.88% second lien debt investments, 0% unsecured debt, 0.79% structured finance investments, 1.64% in equity instruments and 4.47% in joint venture investments. As of June 30, 2023, on a fair value basis, approximately 99.9% of performing debt investments bore interest at a floating rate and approximately 0.1% of performing debt investments bore interest at a fixed rate.

The Adviser and the Administrator

The Company’s investment activities are managed by Blackstone Credit BDC Advisors LLC, an investment adviser registered with the SEC under the Advisers Act. Our Adviser will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

Blackstone Alternative Credit Advisors LP, as our Administrator, will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

The Adviser is an affiliate of Blackstone Credit and is led by substantially the same investment personnel as Blackstone Credit. As such, our Adviser has access to the broader resources of Blackstone Credit and Blackstone, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest.

Blackstone Credit is one of the world’s largest credit-oriented alternative asset managers with $295 billion in total AUM.1 Blackstone Credit’s team of 127 private credit investment professionals constitutes one of the largest in the industry, with a deep reservoir of credit expertise and experience across a range of market cycles, further enhanced by access to Blackstone’s global resources and perspective. Blackstone Credit’s scale and expertise allow it to provide financing solutions that enhance a corporation’s financial flexibility, while capturing opportunities for investors. The solutions Blackstone Credit offers draw upon a range of non-investment grade investments such as direct lending, leveraged loans, high yield bonds, distressed debt, mezzanine lending and rescue financing.

Blackstone is one of the world’s leading alternatives investment firms. Blackstone seeks to create positive economic impact and long-term value for its investors, the companies Blackstone invests in, and the communities in which Blackstone works. Its asset management businesses, with approximately $1 trillion in assets under management as of June 30, 2023, include investment vehicles focused on private equity, real estate, public debt and equity, investment and non-investment grade credit, real assets and secondary funds, all on a global basis.

The Company brings Blackstone Credit’s preeminent credit-focused investment platform to the non-exchange traded BDC industry.

Blackstone Investment

An affiliate of Blackstone has invested $25 million in our common shares through one or more private placement transactions. In addition, officers and employees of Blackstone and its affiliates have also invested $68.7 million in our common shares.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the targeted asset classes discussed below.

Attractive Opportunities in Floating Rate, Senior Secured Loans

We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured debt is

[1]

As of June 30, 2023. Blackstone Credit & Insurance AUM is a combined figure inclusive of Blackstone Credit, Harvest Fund Advisors LLC, Asset Based Finance, and Blackstone Insurance Solutions businesses.

on the top of the capital structure and thus has priority in payment among an issuer’s security holders (i.e., senior secured debt holders are due to receive payment before junior creditors and equity holders). Further, these investments are secured by the issuer’s assets, which may be collateralized in the event of a default, if necessary. Senior secured debt often has restrictive covenants for the purpose of additional principal protection and ensuring repayment before junior creditors (i.e., most types of unsecured bondholders, and other security holders) and preserving collateral to protect against credit deterioration. The senior secured loans we plan to invest in will generally pay floating interest rates based on a variable base rate, such as the Secured Overnight Financing Rate (“SOFR”). We expect that our loans will generally pay floating interest rates and are likely to benefit from a rising rate environment. With current base rates at approximately 5.27%2, we believe the market provides an attractive opportunity to generate strong all-in yields and risk-adjusted returns for investors.

Opportunity in U.S. Private Companies

In addition to investing in senior secured loans generally, we believe that the market for lending to private companies, which includes large and middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Secular Tailwinds in the Private Market, Including Private Credit. One of the important drivers of growth in the strategy is the increasing secular tailwinds in the private markets (i.e., social or economic trends positively impacting private markets), including growing demand for private credit, which has created attractive opportunities for private capital providers like Blackstone Credit. Private equity funds with strategies focused on leveraged buyouts in North America had approximately $634 billion of “dry powder” (i.e., uncalled capital commitments), which should similarly drive demand for private capital providers like Blackstone Credit.3 This shift is partially due to traditional banks continuing to face regulatory limitations and retreating from the space, creating additional opportunities for private credit to take advantage of. Further, financial sponsors and companies are becoming increasingly interested in working directly with private lenders as they are seeing the tremendous benefits versus accessing the public credit markets. The Company believes some of these benefits include faster execution and greater certainty, ability to partner with sophisticated lenders, a more efficient process, and in some instances fewer regulatory requirements. As a result, Blackstone Credit benefits from increasing flow of larger scale deals that have become increasingly available to the direct lending universe over traditional banks and other financing institutions.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that private companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to public companies.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to companies. As tracked by Leveraged Commentary & Data (LCD), private credit markets financed 108 leveraged buyouts (“LBOs”) (90% of total LBOs in the first half of 2023) compared to the publicly syndicated markets, which financed only 12 (10% of total LBOs in the first half of 2023).

We also believe that lending and originating new loans to private companies generally requires a greater dedication of the lender’s time and resources compared to lending to public companies, due in part to the size of

[2]	As of June 30, 2023.
[3]	Source: Preqin, August 11, 2023. Represents dry powder (i.e., uncalled capital commitments) for private equity buyouts in North America.

each investment and the often fragmented nature of information available from these companies. Further, we believe that many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in private companies, and thus attractive investment opportunities are often overlooked. Our track record in financing these opportunities gives us credibility in approaching companies and management teams proactively with solutions. Furthermore, we believe that our ability to provide speed and certainty of financing, as well as large-scale commitments, positions us to take advantage of the favorable supply / demand dynamics in the current market environment and negotiate more favorable economic terms for our investments.

Given our large scale and structuring capabilities, and because Blackstone Credit is viewed as a value-added partner to its counterparties, our investments generally provide borrowers several additional benefits over issuing debt in the syndicated loan and high yield markets, including: (i) fully committed financing with no flex language, which can be a competitive advantage in auction processes; (ii) a single, rational holder of debt; (iii) limiting management distraction by avoiding roadshows and, potentially, rating agencies; (iv) eliminating the risk of costly bridge loans; (v) eliminating the cost and administrative obligations associated with being a public registrant; and (vii) maintaining the borrowers’ confidentiality should they prefer not to make their financial results available in the public domain.

Growing Opportunities in Europe. We believe the market for European direct lending provides attractive opportunities. In recent years, we have continued to see a growing number of corporate carve-outs and divestitures driven by pressure on European public companies from activists, streamlining of operations, and sustained pressure from European competition authorities. This creates a source of deal flow that we believe Blackstone Credit is uniquely placed to execute. We further believe that the strong fundraising environment globally for private equity over the past few years will also continue to drive deal flow for European originated transactions. We anticipate that many of our opportunities to provide originated loans or other financing will be in connection with leveraged buy-outs by private equity firms. Globally, private equity dry powder (uncalled capital commitments) currently stands at over $900 billion, which means that these private equity firms have a large amount of capital available to conduct transactions, which we believe will create debt financing opportunities for us.4 Although we believe the alternative credit market in Europe is still somewhat less developed compared to its U.S. counterpart, acceptance of private capital in Europe has grown substantially in recent years. Across the U.S. and Europe, we believe Blackstone Credit has the ability to take advantage of a dislocation in capital markets as a result of volatility by providing financing solutions, including anchoring loan syndications, originating loans where traditional banks are unwilling or unable to do so, or buying investments in the secondary market, all of which we may be able to do on more attractive terms in times of market disruption than would otherwise be available. This deployment of capital through a market dislocation strategy remains firmly within Blackstone Credit’s investment philosophy—focusing on performing companies where Blackstone Credit has enhanced access and a due diligence advantage.

Blackstone Credit Strengths

Blackstone Credit is one of the largest private credit investment platforms globally and a key player in the direct lending space. Blackstone Credit has experience scaling funds across its platform that invest throughout all parts of the capital structure. Blackstone Credit strives to focus on transactions where it can differentiate itself from other providers of capital, targeting large transactions and those where Blackstone Credit can bring its expertise and experience in negotiating and structuring. We believe that Blackstone Credit has the scale and platform to effectively manage a U.S. private credit investment strategy, offering investors the following potential strengths:

[4]	Source: Preqin, December 2022. Represents dry powder (i.e., uncalled capital commitments) for private equity buyouts globally.

Ability to Provide Scale, Differentiated Capital Solutions. Blackstone Credit is one of the world’s largest alternative credit managers5 with $295 billion in total AUM.6 We believe that the breadth and scale of Blackstone Credit’s platform and affiliation with Blackstone provide a distinct advantage in sourcing investment opportunities and provide Blackstone Credit with a differentiated capability to invest in large, complex opportunities. Scale allows for more resources to source, diligence and monitor investments, and may enable us to move up market where there is often less competition and may allow us to negotiate more favorable terms for investments. Blackstone Credit is also invested in over 3,100 corporate issuers7 across its portfolios globally and has coverage of over 200 financial sponsors/advisors, which we believe provides invaluable insight and access to a broad and diverse set of investment opportunities.8 Blackstone Credit’s focus on larger transactions and larger issuers is often associated with more established management teams and higher quality assets, which, in our experience, tend to better maintain their value through cycles and can serve to reduce investment risk. We believe that in the current environment, in which committed capital from banks remains scarce, the ability to provide committed, efficient capital in scale will be an advantage of the Company.

Established Origination Platform with a Highly Specialized Team and Sector Expertise. Since its inception in 2005, Blackstone Credit has invested approximately $152 billion in capital in privately-originated transactions through June 30, 2023.9 Through its 17-year history, Blackstone Credit has built a deep, multi-faceted origination platform that we have leveraged to source compelling opportunities and drive deal flow through various market environments. As of June 30, 2023, Blackstone Credit had 490 employees globally, including 127 private credit investment professionals that have operated through multiple industry cycles, with a deep reservoir of credit expertise, providing them valuable experience and a long-term view of the market. Through this experience, the team has developed a reputation for being a valued partner, with the ability to provide speed, creativity and assurance of transaction execution. Our investment professionals span the U.S. and Europe, with dedicated healthcare, technology and sustainable resources investment teams. These highly specialized investment professionals focused on high-growth sectors with significant tailwinds complement Blackstone Credit’s private credit platform and provide expertise in industries that we believe will drive substantial deal flow and generate attractive returns for investors. Together with a 57-person Office of the CIO (comprised of investment management and portfolio operations professionals) and ESG team, these professionals power a strong loan origination engine which we believe is a key advantage to the Blackstone Credit platform. Additionally, over the last several years, Blackstone Credit has expanded its North America origination and sponsor coverage footprint with regional offices in select markets. We believe that establishing a regional presence in North America will help us more effectively source investment opportunities from private equity buyout sponsors as well as directly from companies, while potentially strengthening the Blackstone Credit brand.

We believe that the broad network of Blackstone Credit can provide a significant pipeline of investment opportunities for us. Blackstone Credit has a significant trading presence and actively monitors thousands of

[5]	Source: Based on Blackstone Credit analysis of company earnings presentations and calls, as of December 31, 2022 and latest publicly available data.
[6]

As of June 30, 2023. Blackstone Credit & Insurance AUM is a combined figure inclusive of Blackstone Credit, Harvest Fund Advisors LLC, Asset Based Finance, and Blackstone Insurance Solutions businesses.

[7]	Reflects separate corporate issuers across funds and accounts managed by Liquid Credit Strategies and Private Credit Strategies as of June 30, 2023.
[8]

Subject to Blackstone’s policies and procedures regarding information barriers and the management of conflicts of interest (see “Potential Conflicts of Interest—Blackstone Policies and Procedures; Information Walls”).

[9]

Includes invested and committed capital for privately originated and anchor investments across private credit strategies and vehicles since 2005, including Direct Lending, Sustainable Resources, Mezzanine, and Opportunistic. Excludes Liquid Credit Strategy investments.

companies across the public and private markets through its $104 billion Liquid Credit Strategies platform10, and as a result has deep insight across sectors and industries. Furthermore, we believe that Blackstone Credit’s strong reputation and longstanding relationships with corporate boards, management teams, private equity sponsors, financial advisors, and other intermediaries position us as a partner of choice. With respect to syndicate and club deals, Blackstone Credit has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. In our experience, these relationships, coupled with our knowledge and expertise, have helped drive substantial proprietary deal flow and position us well to evaluate a variety of investment opportunities in order to successfully invest in a dynamic market environment.

Value-Added Capital Provider and Partner Leveraging the Blackstone Value Creation Program. Blackstone Credit has access to the significant resources of the Blackstone platform, which can meaningfully augment our due diligence process and enhance our ability to source investments and drive value creation for our portfolio companies. Examples include, (i) Blackstone Credit has coverage of over 3,100 corporate credits11 through its Liquid Credit and Private Credit platform and capital markets activities, and as a result has deep insight across all sectors and industries; (ii) Blackstone Credit’s data science team leverages technology to analyze and evaluate various credit metrics and data; and (iii) Office of the CIO with experienced portfolio operations, investment management and ESG teams working to enhance portfolio management and drive best practices across the firm and its portfolio companies.12

Another example of advantages to our funds and investments is through the Blackstone Value Creation Program, which is a global platform that intends to help Blackstone Credit’s investments create meaningful value by leveraging the scale, network and expertise within the Blackstone platform. This program works across our private credit strategies and focuses on three areas of improvement (i) reduce costs by leveraging the scale and purchasing power of Blackstone (ii) identify cross-sell opportunities across Blackstone’s portfolio which consists of 450+ companies and (iii) provide valuable access to industry and functional experts both within the Blackstone organization (including the Blackstone Portfolio Operations team) and the network among portfolio companies. (i) The Value Creation team helps companies to identify cost reduction opportunities through our Group Purchasing Organization (“GPO”), preferred partnerships and the Blackstone Sourcing Center. This collective purchasing platform leverages the scale and buying power of over $5 billion of average annual spending13 across Blackstone’s portfolio companies with more than 75 strategic partners and vendors (measured over the past ten years). Blackstone portfolio companies have generally achieved cost savings, that at times have been substantial, through their use of GPO, often from existing suppliers, on maintenance, repair, operations, back office, information technology, hardware, software, telecommunications, business insurance and human

[10]

As of June 30, 2023. The AUM for the Liquid Credit Strategies platform may differ from any comparable AUM disclosure in other non-public or public sources (including public regulatory filings) due to, among other factors, methods of net asset value and capital commitment reporting, differences in categorizing certain funds and accounts within specific investment strategies and exclusion of certain funds and accounts, or any part of net asset value or capital commitment thereof, from the related AUM calculations. Certain of these differences are in some cases required by applicable regulation. All figures are subject to change.

[11]	Reflects separate corporate issuers across funds and accounts managed by Liquid Credit Strategies and Private Credit Strategies as of June 30, 2023.
[12]

Subject to Blackstone’s policies and procedures regarding information barriers and the management of conflicts of interest (see “Potential Conflicts of Interest—Blackstone Policies and Procedures; Information Walls”).

[13]	Measured over the ten-year period ending December 31, 2021 (see “Potential Conflicts of Interest and Other Considerations— Blackstone Value Creation Program”).

resources, among others.14 The preferred partnership program also assists smaller and medium sized companies in gaining access to enterprise level sales teams which can be more attentive in addressing service issues they may experience. One of the biggest differentiators within the program is our access to the Blackstone Sourcing Center, which is a team of 13+ procurement professionals, who run eRFPs and eAuctions for companies at no cost. This team has run over 280 projects and tensioned over $750 million worth of RFPs and eAuctions for Blackstone Credit companies. As of June 30, 2023, the Blackstone Value Creation Program has reduced costs by approximately $284 million since inception of the program in 2016.15 (ii) On the revenue generating side, the Blackstone Value Creation team actively works with management teams to create cross-selling plans to the over 450+ Blackstone portfolio companies. This involves working with management to refine marketing material, create pitch material and identify companies who might be meaningful connections. To date, the team has made over 330+ introductions and across the broader Blackstone portfolio, revenue has grown by more than $500 million through Blackstone portfolio connections. (iii) The program also provides access to valuable resources across the firm, including the Portfolio Operations team which consists of 111 internal resources as of June 30, 2023, who are focused on areas such as cyber-security, ESG, data science, healthcare, human resources, information technology, among others. One area of focus has been improving the cyber security posture of companies in which Blackstone Credit is invested in, by leveraging the Blackstone Portfolio Cybersecurity Program. The BX Portfolio Cybersecurity team’s goal is to help reduce operating risk within the portfolio by improving cybersecurity practices in order to minimize the occurrence and impact of cyber incidents. The team takes a proactive approach to governing cybersecurity risk and helps companies identify gaps in cyber policy, then works with companies to improve these identified gaps. In 2022, Blackstone Credit’s dedicated cyber lead conducted 42 assessments and helped companies correct 90 critical cybersecurity issues.

Over 90% of Blackstone Credit portfolio companies across our private credit strategies, which have been introduced to the Blackstone Value Creation team, have used the Blackstone Value Creation Program, speaking to the program’s strength and offerings. The dedicated Blackstone Credit operational program provides support and resources to portfolio companies and to date, has created approximately $3 billion in illustrative enterprise value.16

Flexible Investment Approach. Blackstone Credit believes that the ability to invest opportunistically throughout a capital structure is a meaningful strength when sourcing transactions and enables the Company to seek investments that provide the best risk/return proposition in any given transaction. Blackstone Credit’s creativity and flexibility with regard to deal-structuring distinguishes it from other financing sources, including traditional mezzanine providers, whose investment mandates are typically more restrictive. Over time, Blackstone Credit has demonstrated the ability to negotiate favorable terms for its investments by providing creative structures that add value for an issuer. Blackstone Credit will continue to seek to use this flexible investment approach to focus on principal preservation, while generating attractive returns throughout different economic and market cycles.

Long-Term Investment Horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds,

[14]	There can be no assurance that any Blackstone strategy or product will achieve their objectives or avoid significant losses.
[15]	Represents estimated savings utilizing our program at the time cost is benchmarked with portfolio companies.
[16]

Represents (a) estimated annual cost reduction at the time cost is benchmarked with portfolio companies, with exception of multi-year software contracts where cumulative identified cost reduction is included, and represents a de minimis amount of overall opportunities multiplied by (b) enterprise value multiple at the time of Blackstone Credit’s initial investment. The number is presented for illustrative purposes and does not reflect actual realized proceeds to Blackstone Credit or to the equity sponsor or the company, and there can be no assurance that realized proceeds received by Blackstone or any investor in a Blackstone fund will be increased as a result.

as well as many private debt funds, we will not be required to return capital to our shareholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a long-term focus, provides us with an attractive opportunity to increase total returns on invested capital.

Disciplined Investment Process and Income-Oriented Investment Philosophy. Blackstone Credit employs a rigorous investment process and defensive investment approach to evaluate all potential opportunities with a focus on long-term credit performance and principal protection. We believe Blackstone Credit has generated attractive risk-adjusted returns in its investing activities throughout many economic and credit cycles by (i) maintaining its investment discipline; (ii) performing intensive credit work; (iii) carefully structuring transactions; and (iv) actively managing its portfolios. Blackstone Credit’s investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies, which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation. Additionally, Blackstone Credit’s senior investment professionals have dedicated their careers to the leveraged finance and private equity sectors and we believe that their experience in due diligence, credit analysis and ongoing management of investments is invaluable to the success of the North America direct lending investment strategy. Blackstone Credit generally targets businesses with leading market share positions, sustainable barriers to entry, high free cash flow generation, strong asset values, liquidity to withstand market cycles, favorable underlying industry trends, strong internal controls and high-quality management teams.

Strong Investment Track Record. Blackstone Credit’s track record in private debt lending and investing in below investment grade credit dates back to the inception of Blackstone Credit. Since 2005 through June 30, 2023, Blackstone Credit has invested approximately $152 billion in capital in privately-originated transactions.17 Specifically within the North America Direct Lending Strategy, Blackstone Credit has invested approximately $90 billion18 in privately originated or privately negotiated first lien and unitranche transactions. Corresponding to

[17]

Includes invested and committed capital for privately originated and anchor investments across private credit strategies and vehicles since 2005, including Direct Lending, Sustainable Resources, Mezzanine, and Opportunistic. Excludes liquid credit strategy investments.

[18]

Represents U.S. and Canada first lien and unitranche debt (which may be secured by the applicable borrower’s assets and/or equity) transactions in companies that were originated or anchored by certain Blackstone Credit managed, advised or sub-advised funds, Blackstone Credit managed mezzanine funds and Blackstone Credit advised business development companies (such advised business development companies, the “BDCs”), as well as certain other Blackstone Credit managed funds and accounts) and, with respect to certain transactions, investments allocated to affiliates of Blackstone Credit, which may be sold to Blackstone Credit managed funds or accounts in the future, since 2006 (the “North America Direct Lending Track Record”). With respect to certain transactions, the North America Direct Lending Track Record includes free equity and/or warrants that accompanied the debt financings, as well as any loans or securities into which the applicable first lien and unitranche debt may have been restructured subsequent to Blackstone Credit’s initial investment. The North America Direct Lending Track Record excludes (i) broadly syndicated, mezzanine, second lien and equity (other than the aforementioned free equity and/or warrants or securities issued upon restructuring) transactions, among others and (ii) transactions where Blackstone Credit’s invested capital (net of transactions fees) was under $25 million.

this North America Direct Lending track record, Blackstone Credit has an annualized loss rate of 0.11%.19 We believe maintaining this consistent strategy in the North America Direct Lending strategy across market cycles, with a specific emphasis on combining current yield, downside protection, and inflation protection, will generate compelling investment outcomes for the Adviser.

Efficient Cost Structure. We believe that we have an efficient cost structure, as compared to other non-traded BDCs, with low management fees, expenses, and financing costs. We believe our operating efficiency and senior investment strategy enable us to generate greater risk-adjusted investment returns for our investors relative to other non-traded BDCs.

Investment Strategy

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management team of the Adviser, along with the broader resources of Blackstone Credit and Blackstone, in sourcing, evaluating and structuring transactions, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest;

•

employing a defensive investment approach focused on long-term credit performance and principal protection, generally investing in loans with asset coverage ratios and interest coverage ratios that the Adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where the Adviser believes necessary, financial maintenance covenants and incurrence covenants;

•

focusing primarily on loans and securities of U.S. private companies, and to a lesser extent European and other non-U.S. companies. In many market environments, we believe such a focus offers an opportunity for superior risk-adjusted returns;

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio; and

•	utilizing the power and scale of Blackstone and the Blackstone Credit platform to offer value creation and operational expertise to portfolio companies through the Blackstone Value Creation Program.

[19]

Represents Blackstone Credit North America Direct Lending platform’s annualized net losses for substantially realized (in the manager’s discretion) defaulted investments from 2006 to June 30, 2023, across the platform. An investment is deemed defaulted if 1. a payment was missed, 2. bankruptcy was declared, 3. there was a restructuring, or 4. it was realized with a total multiple on invested capital less than 1.0x. Net losses include all profits and losses associated with the defaulted investment, including interest payments received. Net losses are represented in the year the defaulted investment is substantially realized and excludes all losses associated with unrealized investments. The annualized net loss rate is the Net losses divided by the average annual remaining invested capital within the platform. The realized loss rate includes investments for periods prior to December 31, 2017, in BDCs that were sub-advised by Blackstone Credit on a non-discretionary basis until April 9, 2018. Investments sourced by Blackstone Credit for these BDCs did, in certain cases, experience defaults and losses after Blackstone Credit was no longer sub-adviser and such defaults and losses are not included in the rates provided. Previously, Blackstone Credit North America Direct Lending platform’s methodology for calculating the platform’s average annual loss rate was based on net loss of principal resulting only from payment defaults in the year of default, but excluding interest payments. Past performance is not necessarily indicative of future results, and there can be no assurance that Blackstone Credit will achieve comparable results or that any entity or account managed or advised by Blackstone Credit will be able to implement its investment strategy or achieve its investment objectives.

Our investment strategy is expected to capitalize on Blackstone Credit’s scale and reputation in the market as an attractive financing partner to acquire our target investments at attractive pricing. We also expect to benefit from Blackstone’s reputation and ability to transact in scale with speed and certainty, and its long-standing and extensive relationships with private equity firms that require financing for their transactions.

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). Under normal circumstances we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through Private Credit. To a lesser extent, we will also invest in Opportunistic Credit. We expect that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

Most of our investments will be in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in U.S. private companies), we also expect to invest to some extent in European and other non-U.S. companies, but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit Clients. We generally will co-invest with other Blackstone Credit Clients.

As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies.

In limited instances we may retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position.

The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than “BBB-” by S&P’s Global Ratings Services).

We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities. In addition, we may invest in CLOs and will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to our business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act; which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and may also issue debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Company. See “Risk Factors—Risks Related to Debt Financing.”

We are currently offering on a continuous basis up to $36.5 billion of common shares pursuant to an offering registered with the SEC. The Company expects to offer to sell any combination of three classes of common shares, Class I shares, Class S shares, and Class D shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The per share purchase price for common shares in the primary offering was $25.00 per share. Thereafter, the purchase price per share for each class of common shares will equal the NAV per share, as of the effective date of the monthly share purchase date. The Intermediary Manager will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering.

We have declared distributions each month beginning in January 2021 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our investments are subject to a number of risks, including risks related to potential concentration in the software industry. See “Risk Factors.”

Investment Selection

When identifying prospective investment opportunities, the Adviser currently intends to rely on fundamental credit analysis in order to minimize the loss of the Company’s capital. The Adviser expects to invest in companies generally possessing the following attributes, which it believes will help achieve our investment objectives:

Leading, Defensible Market Positions. The Adviser intends to invest in companies that it believes have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek companies that it believes possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

Proven Management Teams. The Adviser focuses on investments in which the target company has an experienced and high-quality management team with an established track record of success. The Adviser typically requires companies to have in place proper incentives to align management’s goals with the Company’s goals.

Private Equity Sponsorship. Often, the Adviser seeks to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk generally have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise, which could provide additional protections for our investments.

Diversification. The Adviser seeks to invest broadly among companies and industries, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Company’s portfolio.

Viable Exit Strategy. In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on our investments include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt instruments in which we will invest have stated maturities of five to eight years, we expect the majority to be redeemed or sold prior to maturity. These instruments often have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. The investment team regularly reviews investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment. We believe the ability to utilize the entire resources of Blackstone Credit, including the public market traders and research analysts, allows the Adviser to gain access to current market information where the opportunity may exist to sell positions into the market at attractive prices.

Investment Process Overview

Our investment activities are managed by our Adviser. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

The investment professionals employed by Blackstone Credit have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Sourcing and Origination

The private credit investment team, comprised of 127 dedicated investment professionals20, is responsible for establishing regular dialogue with, and coverage of, the financial advisory, corporate issuer, financial sponsor, legal and restructuring communities. The team also has regular contact with Wall Street firms, business brokers, industry executives and others who help identify direct origination investment opportunities. Blackstone Credit seeks to be a value-added partner to its counterparties in connection with their capital needs, and believes that these relationships have driven, and will continue to drive, substantial proprietary deal flow and insight into investment opportunities.

In order to source transactions, Blackstone Credit plans to utilize its significant access to transaction flow, along with its trading platform. The Adviser seeks to generate investment opportunities primarily through direct origination channels, and also through club deals. With respect to Blackstone Credit’s origination channel, the

[20]	As of June 30, 2023.

global presence of Blackstone Credit generates access to a substantial amount of directly originated transactions with what we believe to be attractive investment characteristics. Our team covers over 200 sponsors with relationships dating over 15 years, leading to substantial repeat counterparties and making us the partner of choice. In addition to the depth and breadth of our relationships, sponsor partners also seek to transact with Blackstone Credit due to our operational value-add through our Blackstone Value Creation Program. We believe that Blackstone Credit’s strong reputation and longstanding relationships with its broad network will help drive substantial proprietary deal flow and provide a significant pipeline of investment opportunities for us.

Evaluation and Due Diligence

The hallmark of Blackstone Credit’s approach to investing will continue to be defined by a rigorous due diligence process focused on downside protection and capital preservation.21 This process includes a thorough business review of the industry, competitive landscape, products, customers, returns on capital, strength of management team and consultation with outside advisors and industry experts, and benefits from Blackstone’s global platform, offering broad access and insight. When a new investment opportunity is sourced, the Blackstone Credit team spends time with management, analyzing the company’s assets and its financial position. This initial assessment is then followed by extensive credit analysis, including asset valuation work; financial modeling and scenario analysis; cash flow and liquidity analyses; and legal, tax and accounting review. Blackstone Credit’s diligence process will also include a detailed review of key qualitative factors, including the strength of management, quality / strategic value of the company’s assets, and potential operational risks. Further detail on this process is outlined below.

Initial review. The investment team examines information furnished by the target company and external sources, including financial sponsors, banks, advisors and rating agencies, if applicable, to determine whether the investment meets our basic investment criteria within the context of proper allocation of our portfolio among various issuers and industries, and offers an acceptable probability of attractive returns with identifiable downside risk. Blackstone Credit conducts detailed due diligence investigations. Given our incumbent positions, for the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated Blackstone Credit research analyst, the results of which are available for the transaction team to review.

Credit Analysis/Due Diligence. Before undertaking an investment, the investment team conducts a thorough and rigorous due diligence review of the opportunity to ensure the company fits our investment strategy for originated investments, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and estimated financial results;

•	a detailed analysis of industry and customer dynamics, competitive position, regulatory, tax, legal, environmental, social and governance matters;

•	detailed financial modeling and scenario analysis;

•	reference calls within the Blackstone network on the company and relevant industry outlook;

•	on-site visits and customer and supplier reference calls, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

[21]	This product is subject to the risk of capital loss and investors may not get back the amount originally invested.

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

The foregoing initial assessment is then followed by extensive credit analysis, including asset valuation, financial analysis, cash flow analysis and scenario analysis, legal and accounting review, and comparable credit and equity analyses. A thorough assessment of structure and leverage of a transaction and how the particular investment fits into the overall investment strategy of the portfolio is conducted. Blackstone Credit’s typical diligence process for an originated investment opportunity spans two to six months, from the initial screen through final approval and funding. Depending on the deal, each investment team typically consists of four to five investment professionals, consisting of a senior managing director, managing director, principal or vice president and associate and/or analyst.

The Investment Committee utilizes a consensus-driven approach and currently consists of the following senior investment professionals: Dwight Scott, Brad Marshall, Michael Zawadzki, Michael Carruthers, Brad Colman, Paulo Eapen, Robert Horn, Valerie Kritsberg, Daniel Oneglia, Viral Patel, Rob Petrini, and Louis Salvatore. Others who participate in the Investment Committee process include the members of the investment team responsible for sourcing, analyzing and conducting due diligence on the investment and other senior members of Blackstone Credit. For transactions above certain size parameters, Jonathan Gray, President and COO of Blackstone and Michael Chae, CFO of Blackstone, also participate in the Investment Committee process. For certain investments, generally smaller investments where the Company is participating alongside other lenders in a “club” deal, providing an anchor order or purchasing broadly syndicated loans, the Investment Committee has delegated the authority to make an investment decision to a sub-committee of the full Investment Committee. For broadly syndicated loan investments made by the Company alongside funds within Blackstone Credit’s Liquid Credit Strategies, the portfolio managers of the Company may conduct a joint investment committee with the Liquid Credit Strategies business that follows the Investment Committee process for the Liquid Credit Strategies business in lieu of the Investment Committee process described above. There are no representatives from other business groups of Blackstone involved in the Company’s Investment Committee process.

The Investment Committee review process is multi-step and iterative and occurs in parallel with the diligence and structuring of investments. The initial investment screening process involves an Investment Committee “Heads-Up” review presentation by the senior managing director leading a given transaction and members of the investment team. The Heads-Up review involves the production of a short memo with a focus on the following diligence items: an early diligence review of the underlying business fundamentals; expected return potential; expected investment size; assessment of key risks; and an appropriate initial diligence plan. At this point in the decision-making process, the Investment Committee will decide whether or not the investment team should proceed with deeper diligence on the investment opportunity.

Once in-depth diligence has commenced, the investment team compiles its findings, credit risks and mitigants, and preliminary transaction recommendation into a memo that is presented to a select group of senior managing directors in a weekly forum entitled “Office Hours.” Office Hours provides a subset of the Investment Committee the opportunity to review the investment team’s detailed diligence findings in advance of presenting to the full Investment Committee, and to pose questions and recommendations to the investment team regarding further credit evaluation.

The ultimate results and findings of the investment analysis, including any follow up diligence items identified at Office Hours, are compiled in comprehensive investment memoranda that are used as the basis to support the investment thesis and are utilized by the Investment Committee for final investment review and approval. In Investment Committee settings, the senior team reviews all activity for the prior week, with a focus on detailed updates of ongoing situations and in-depth reviews of all new investment opportunities.

Portfolio Monitoring

Active management of our investments is performed by the team responsible for making the initial investment as well as by members of the Office of the CIO. Blackstone Credit believes that actively managing an investment allows it to identify problems early and work with companies to develop constructive solutions when necessary. Blackstone Credit will monitor our portfolio with a focus toward anticipating negative credit events. In seeking to maintain portfolio company performance and help to ensure a successful exit, Blackstone Credit will work closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, Blackstone Credit will receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a monthly or quarterly basis from portfolio companies. Blackstone Credit will use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

While the initial investment team remains primarily responsible for the collection, analysis, and dissemination of financial information received from portfolio companies, portfolio managers and members of the Office of the CIO, including over 30 professionals responsible for portfolio and asset management, also review portfolio reporting on a daily, weekly, and monthly basis to identify early signs of outperformance or underperformance. Blackstone Credit maintains several formal forums to review and monitor the portfolio. Quarterly portfolio reviews are conducted to identify broad trends across the portfolio and assess recent performance. Blackstone Credit conducts industry-specific reviews across both our private and liquids businesses to provide in-depth insights into particular sectors, bringing together comprehensive insights across our platform. In addition, weekly Portfolio Review committees and monthly Watchlist Committee meetings are used for in-depth reviews of credits, as further described below.

In instances of weaker than expected performance, members of the Office of the CIO, including over 30 professionals responsible for portfolio and asset management, may work closely with deal teams to review and diligence the source of underperformance, re-underwrite the business, and develop a comprehensive strategy for go-forward management of the position. Our Asset Management Group, housed within the Office of the CIO, comprises a team of functionally-oriented professionals focused on three verticals: Financial Solutions, Operational Asset Management, and Legal / Restructuring. Financial Solutions provides detailed financial analysis, re-underwriting capabilities, and support for portfolio companies such as cash flow estimates or other financial management tools, as needed. Operational Asset Management assesses portfolio company processes, management, and operational capabilities to support and drive operational improvements. Operational Asset Management also is responsible for our Blackstone Value Creation Program, which leverages the scale of the broader Blackstone platform in order to improve operations and profitability at Blackstone Credit portfolio companies. This program works across our private credit strategies and focuses on three areas of improvement (i) reduce costs by leveraging the scale and purchasing power of Blackstone (ii) identify cross-sell opportunities across Blackstone’s portfolio which consists of 450+ companies and (iii) provide valuable access to industry and functional experts both within the Blackstone organization (including the Blackstone Portfolio Operations team) and the network among portfolio companies. As of June 30, 2023, the Blackstone Value Creation Program has reduced costs by approximately

$284 million since inception of the program in 2016.22 On the revenue generating side, the Blackstone Value Creation team actively works with management teams to create cross-selling plans to the over 450+ Blackstone portfolio companies. This involves working with management to refine marketing material, create pitch material and identify companies who might be meaningful connections. To date, the team has made over 330+ introductions and across the broader Blackstone portfolio, revenue has grown by more than $500 million through Blackstone portfolio connections. This involves working with management to refine marketing material, create pitch material and identify companies who might be meaningful connections. In 2022, the Blackstone Credit’s cyber lead conducted 42 Cybersecurity Flash Assessments (“CFAs”), Blackstone’s proprietary cyber security assessment tool which seeks to identify gaps in cyber security policy, and assisted companies with correcting 90 critical issues which were identified in the CFA process. Members of the Blackstone Credit Restructuring and Legal teams lead liability management and restructuring transactions, interface with third-party advisers, and support the transaction documentation process. Team members from these three verticals have a range of professional backgrounds, including performing and distressed investing, management and operational consulting, and legal and industry experience, and provide highly engaged oversight of any underperforming positions.

Financial reporting for portfolio companies is reviewed on a daily, weekly and monthly basis by deal teams and members of the Office of the CIO, including AMG. We utilize a series of proprietary portfolio dashboards and automated reports to ensure responsible parties receive detailed information on a timely basis. Each week, all financial reporting results across the portfolio are aggregated and distributed to the portfolio management team for review. Portfolio company performance updates, including recent developments and go-forward action plans for underperforming assets, are reviewed at Portfolio Review and Watchlist Committee meetings. Individual credits are discussed in depth at weekly Portfolio Review meetings, which include members of the Investment Committee. Our formal Watchlist, which is managed by the Office of the CIO, is reviewed at monthly Watchlist Committee meetings, with interim updates as needed.

The Watchlist Committee is comprised of members of the Investment Committee and includes investment professionals from both our Liquid Credit and Private Credit businesses.

Exit

In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on its investments to include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt securities in which we will invest have stated maturities of five to seven years, based on Blackstone Credit’s past experience, we believe most of these securities will be redeemed or sold prior to maturity. These securities often have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. However, there is no assurance that our investments will achieve realization events as a result of refinancings, sales of portfolio companies or public offerings and these realization events will become more unlikely when conditions in the credit and capital markets have deteriorated.

The investment team regularly reviews investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment.

Valuation Process

Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. With respect to investments for which market quotations are not readily available, a valuation committee (the “Adviser’s Valuation Committee”) appointed by the Board of Trustees will assist the

[22]

Represents estimated total cost reduction at the time cost is benchmarked with portfolio companies with exception of multi-year software contracts, where cumulative identified cost reduction is included, and represents a de minimis amount of overall opportunities.

Board of Trustees in determining the fair value of such investments in good faith, based on procedures adopted by and subject to the supervision of the Board of Trustees.

We will also determine our NAV as of the last day of a month that is not also the last day of a calendar quarter and we intend to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Adviser’s valuation team will generally value such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). Investments for which market quotations are readily available are recorded at such market quotations.

Managerial Assistance

As a BDC, we must offer, and provide upon request, significant managerial assistance to certain of our portfolio companies except where the Company purchases securities of an issuer in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance, including through the Blackstone Value Creation program. The Adviser and the Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than the Adviser, will retain any fees paid for such assistance.

Co-Investment Relief

We have in the past co-invested, and in the future may co-invest, with certain affiliates of the Adviser. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Board of Trustees of the Company (the “Board”) has established objective criteria (the “Board Criteria”) clearly defining co-investment opportunities in which the Company will have the opportunity to participate with one or more listed or private Blackstone Credit-managed BDCs including the Company, or the Blackstone Credit BDCs, and other public or private Blackstone Credit funds that target similar assets. If an investment falls within the Board Criteria and is otherwise consistent within the Company’s then current investment objectives and strategies, Blackstone Credit must offer an opportunity for the Blackstone Credit BDCs to participate. The Blackstone Credit BDCs may determine to participate or not to participate, depending on whether Blackstone Credit determines that the investment is appropriate for the Blackstone Credit BDCs (e.g., based on investment strategy). The co-investment would generally be allocated to us, any other Blackstone Credit BDCs (including Blackstone Secured Lending Fund) and the other Blackstone Credit funds that target similar assets pro rata based on available capital in the applicable asset class. We generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent trustees make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching in respect of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objectives and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.

Corporate Information

Our corporate headquarters are located at 345 Park Avenue, 31st Floor, New York, NY 10154. We maintain a website at www.bcred.com. Information contained on our website or on Blackstone’s website at www.blackstone.com is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Risk Factors

An investment in the Notes involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to purchase the Notes. Risks involved in purchasing the Notes include:

Risks Related to the Notes

•	the Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur;

•	the Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries;

•

our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt;

•	a downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly;

•	an increase in market interest rates could result in a decrease in the market value of the Notes;

•	the indenture governing the Notes contains limited protection for holders of the Notes;

•	the optional redemption provision for the Notes may materially adversely affect your return on the Notes;

•	there is currently no public market for the Notes. If an active trading market for the Notes does not develop or is not maintained, you may not be able to sell them;

•	we may not be able to repurchase the Notes upon a Change of Control Repurchase Event;

Risks Related to Our Business and Structure

•

we are a relatively new company and have limited operating history and our ability to achieve our investment objectives depends on the ability of the Adviser to manage and support our investment process largely through relationships with private equity sponsors, investment banks and commercial banks;

•

our Board of Trustees (“Board”) may in certain circumstances change our operating policies and strategies or amend our Fourth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition;

•	price declines in the medium- and large-sized U.S. corporate debt market may adversely affect the fair value of our portfolio;

•	we may face increasing competition for investment opportunities, have difficulty sourcing investment opportunities and experience fluctuations in our quarterly results;

•

as required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith and, as a result, there is and will be uncertainty as to the value of our portfolio investments;

•	there is a risk that investors in our shares may not receive distributions or that our distributions may decrease over time;

•

extensive regulation of our businesses affects our activities, creates the potential for significant liabilities and penalties, may make it more difficult for us to deploy capital in certain jurisdictions or sell assets to certain buyers, and could result in additional burdens on our business;

•	changes in laws or regulations governing our operations may adversely affect our business, and the impact of financial reform legislation on us is uncertain;

•

although we have implemented a share repurchase program, we have discretion to repurchase shares at a disadvantageous time to our shareholders, not repurchase such shares, and our Board has the ability to amend or suspend any share repurchase program;

•	efforts to comply with regulations applicable to a public reporting company will involve significant expenditures, and non-compliance with such regulations may adversely affect us;

•	general economic conditions, including those in Europe, could adversely affect the performance of our investments and operations;

Risks Related to Our Investments

•	we generally will not control our portfolio companies and our investments in prospective portfolio companies may be risky;

•	our portfolio companies may be highly leveraged, incur debt that ranks equally with, or senior to, our investments in such companies and breach covenants or default on such debt;

•	we are exposed to risks associated with changes in interest rates;

•	second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens;

•	economic recessions or downturns could impair our portfolio companies and adversely affect our operating results;

•	our portfolio may be concentrated in a limited number of industries, which may subject us to specific risks;

Risks Related to the Adviser and Its Affiliates; Conflicts of Interest

•

the Adviser and its affiliates, including our officers and some of our Board, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders;

•

we may be obligated to pay the Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio and the compensation paid to the Adviser is determined without independent assessment;

•	the Adviser relies on key personnel, the loss of any of whom could impair its ability to successfully manage us;

Risks Related to Business Development Companies

•

the requirement that we invest a sufficient portion of our assets in assets of the type listed in Section 55(a) of the 1940 Act (“Qualifying Assets”) could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in Qualifying Assets could result in our failure to maintain our status as a BDC;

•	regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes;

Risks Related to Debt Financing

•	we borrow money, which magnifies the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us;

•	provisions in a credit facility may limit our investment discretion and we may default under our credit facilities;

•	we are subject to risks associated with the unsecured notes and debt securitizations that we have issued and our credit facilities;

Specific Terms of the Notes and the Offering

Issuer	Blackstone Private Credit Fund

Titles of the Securities	% Notes due 20 (the “ Notes”)

% Notes due 20 (the “ Notes”)

Initial Aggregate Principal Amounts Being Offered	$ of the Notes

$ of the Notes

Price to Public	% with respect to the Notes

                    % with respect to the             Notes

Interest Rate	% of the aggregate principal amount of the Notes

% of the aggregate principal amount of the Notes

Yield to Maturity	% with respect to the Notes

% with respect to the Notes

Trade Date	, 2023

Maturity Date	, 20 with respect to the Notes

, 20 with respect to the Notes

Interest Payment Dates	Each and , commencing , 2024 with respect to the Notes.

Each and , commencing , 2024 with respect to the Notes.

If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Ranking

The Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes. The Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, or junior, including without limitation, our 2.56% Series A Senior Unsecured Notes due June 21, 2024 (the “2.56% Notes”), 3.27% Series B Senior Unsecured Notes due August 17, 2026 (the “3.27% Notes”), our

1.750% Notes due 2024 (the “1.750% Notes”), our 2.625% Notes due 2026 (the “2.625% Notes”), our 1.750% Notes due 2026 (the “Eurobonds”), our 2.350% Notes due 2024 (the “2.350% Notes”), our 3.250% Notes due 2027 (the “3.250% Notes”), our 2.700% Notes due 2025 (the “2.700% Notes”), our 4.000% Notes due 2029 (the “4.000% Notes”), our 4.700% Notes due 2025 (the “4.700% Notes”), our 4.875% Notes due 2026 (the “4.875% Notes”), our 5.61% Notes due 2027 (the “5.61% Notes”), our 7.050% Notes due 2025 (the “7.050% Notes”) and our 7.49% Series D Senior Notes due 2027 (the “7.49% Notes”) (together the “Existing Senior Notes”), effectively subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of June 30, 2023, our total consolidated indebtedness, at par value, was approximately $24.4 billion, $15.7 billion of which was secured, and $14.4 billion of which was indebtedness of our subsidiaries. The Notes will be ranked pari passu to the approximately $8.6 billion of our outstanding unsecured senior debt as of August 14, 2023, which includes the Existing Senior Notes.

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption	We may redeem some or all of the Notes, in whole or in part, at any time, or from time to time, at the “make-whole” redemption price described in “Description of the Notes—Optional Redemption” in this prospectus.

Prior to , 20 ( months prior to the Par Call Date), we may redeem some or all of the Notes, in whole or in part, at any time, or from time to time, at the “make-whole” redemption price described in “Description of the Notes—Optional Redemption” in this prospectus. Commencing on , 20 ( months prior to the Par Call Date), we may redeem the Notes, in whole or in part, from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to the redemption date.

We may redeem some or all of the Notes, in whole or in part, at any time, or from time to time, at the “make-whole” redemption price described in “Description of the Notes—Optional Redemption” in this prospectus.

Prior to                , 20    (                months prior to the Par Call Date), we may redeem some or all of the             Notes, in whole or in part, at any time, or from time to time, at the “make-whole” redemption price described in “Description of the Notes—Optional Redemption”

in this prospectus. Commencing on                , 20    (                months prior to the Par Call Date), we may redeem the             Notes, in whole or in part, from time to time, at a redemption price equal to 100% of the principal amount of the             Notes being redeemed plus accrued and unpaid interest to the redemption date.

“Par Call Date” means with respect to the Notes, , 20 ( months prior to their maturity date) and, with respect to the Notes, , 20 ( months prior to their maturity date).

Sinking Fund	The Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Notes.

Offer to Purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event occurs prior to maturity, holders of the Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Legal Defeasance	If there has been a change in U.S. tax law or the Internal Revenue Service has published a ruling described elsewhere in this prospectus, the Notes may be subject to legal defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described elsewhere in this prospectus under “Description of the Notes — Defeasance — Legal Defeasance”, we can legally release ourselves from all payment and other obligations on the Notes.

Covenant Defeasance	Under current U.S. tax law and the indenture, the Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the Trustee an opinion of counsel as described elsewhere in this prospectus under “Description of the Notes — Defeasance — Covenant Defeasance”, we will be released from some of the restrictive covenants in the indenture.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company (“DTC”) or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Calculation Agent, Paying Agent, Registrar and Transfer Agent	U.S. Bank Trust Company, National Association

Events of Default	If an event of default (as described in this prospectus under the caption “Description of the Notes”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants	The following covenants will apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with United States generally accepted accounting principles (“GAAP”) as applicable.

No Established Trading Market

Each of the              Notes and the              Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although certain of the underwriters have informed us that they currently intend to make a market in the Notes, as permitted by applicable laws and regulations, they are not obligated to do so and may discontinue any such market making activities at any time without notice. See “Underwriting.” Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Use of Proceeds	We estimate that net proceeds we will receive from the sale of the Notes in this offering will be approximately $ , after deducting the underwriting discounts and estimated offering expenses payable by us. We intend to use the net proceeds of this offering for the general corporate purposes of us and our subsidiaries. See “Use of Proceeds” below.

Risk Factors	Investing in the Notes involves risk. See “Risk Factors” and other information included in this prospectus for a discussion of certain factors you should carefully consider before deciding to invest in the Notes.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations, including plans and objectives relating to future growth and availability of funds, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved. Forward-looking statements in this prospectus are subject to risks, uncertainties and other factors including, but not limited to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	our ability to raise sufficient capital and repurchase shares to execute our investment strategy;

•	general economic, logistical and political trends and other external factors, including inflation and recent supply chain and labor market disruptions;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financing arrangements and investments;

•	changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	risks associated with the demand for liquidity under our share repurchase program and the Board of Trustee’s continued approval of quarterly tender offers;

•	actual and potential conflicts of interest with the Adviser or any of its affiliates;

•	the elevating levels of inflation, and its impact on our portfolio companies and on the industries in which we invest;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•

our use of financial leverage, including the use of borrowed money to finance a portion of our investments and the effect of the COVID-19 pandemic on the availability of equity and debt capital on favorable terms or at all;

•	our business prospects and the prospects of our portfolio companies, including our and their ability to effectively respond to challenges posed by COVID-19;

•	the ability of the Adviser to source suitable investments for us and to monitor and administer our investments;

•	the impact of future acquisitions and divestitures;

•	the ability of the Adviser or its affiliates to attract and retain highly talented professionals;

•	general price and volume fluctuations in the stock market;

•	our ability to maintain our qualification as a regulated investment company and as a BDC;

•	the impact on our business of U.S. and international financial reform legislation, rules and regulations;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we may invest.

You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Summary of Financial Highlights

The following table of financial highlights is intended to help you understand the Company’s financial performance for the periods presented. The financial data set forth in the following table as of and for the year ended December 31, 2022 are derived from our consolidated financial statements, which have been audited by Deloitte & Touche, LLP, an independent registered public accounting firm whose report thereon is included in this prospectus.

The following are the financial highlights for the six months ended June 30, 2023:

	Six Months Ended June 30, 2023 (Unaudited)
	Class I	Class S	Class D(7)
Per Share Data(1):
Net asset value, beginning of period	$24.59	$24.59	$24.59
Net investment income	1.53	1.42	1.50
Net unrealized and realized gain (loss)(5)	—	—	—

Net increase (decrease) in net assets resulting from operations	1.53	1.42	1.50
Distributions from net investment income(2)	(1.26)	(1.15)	(1.23)
Distributions from net realized gains(2)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(1.26)	(1.15)	(1.23)

Early repurchase deduction fees(5)	—	—	—

Total increase (decrease) in net assets	0.27	0.27	0.27

Net asset value, end of period	$24.86	$24.86	$24.86

Shares outstanding, end of period	636,830,636	312,554,067	7,918,900
Total return based on NAV(3)	6.33%	5.89%	6.20%
Ratios:
Ratio of net expenses to average net assets(4)	10.63%	11.48%	10.96%
Ratio of net investment income to average net assets(4)	12.43%	11.58%	12.11%
Portfolio turnover rate	3.48%	3.48%	3.48%
Supplemental Data:
Net assets, end of period	$15,829,602	$7,769,195	$196,842
Asset coverage ratio	197.7%	197.7%	197.7%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(3)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(4)

For the six months ended June 30, 2023, amounts are annualized except for organizational costs, excise tax, and management fee and income based incentive fee waivers by the Adviser, if any. For the six months ended June 30, 2023, the ratio of total operating expenses to average net assets was 10.63%, 11.48%, and 10.96% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser, if any, which represented 0.00%, 0.00% and 0.00% on Class I, Class S and Class D, respectively, of average net assets.

(5)	The per share amount rounds to less than $0.01 per share, for Class I, Class S and Class D.

The following are the financial highlights for the six months ended June 30, 2022:

	Six Months Ended June 30, 2022
	Class I	Class S	Class D
Per Share Data:
Net asset value, beginning of period	$25.93	$25.93	$25.93
Net investment income(1)	1.11	1.00	1.07
Net unrealized and realized gain (loss)(2)	(1.20)	(1.20)	(1.19)

Net increase (decrease) in net assets resulting from operations	(0.09)	(0.20)	(0.12)
Distributions from net investment income(3)	(1.04)	(0.93)	(1.01)
Distributions from net realized gains(3)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(1.04)	(0.93)	(1.01)

Early repurchase deduction fees(6)	—	—	—

Total increase (decrease) in net assets	(1.13)	(1.13)	(1.13)

Net asset value, end of period	$24.80	$24.80	$24.80

Shares outstanding, end of period	566,461,843	242,530,420	36,609,942
Total return based on NAV(4)	(0.38)%	(0.81)%	(0.51)%
Ratios:
Ratio of net expenses to average net assets(5)	5.45%	6.31%	5.72%
Ratio of net investment income to average net assets(5)	8.65%	7.80%	8.40%
Portfolio turnover rate	3.91%	3.91%	3.91%
Supplemental Data:
Net assets, end of period	$14,048,171	$6,014,726	$907,815
Asset coverage ratio	182.0%	182.0%	182.0%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)

For the six months ended June 30, 2022, the amount shown does not correspond with the aggregate amount for the period as it includes a $(0.01), $(0.01) and $(0.00) impact, on Class I, Class S and Class D, respectively, from the effect of the timing of capital transactions.

(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(4)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(5)

For the six months ended June 30, 2022, amounts are annualized except for organizational costs, excise tax and management fee and income based incentive fee waivers by the Adviser. For the six months ended June 30, 2022, the ratio of total operating expenses to average net assets was 5.45%, 6.31% and 5.72% on Class I, Class S and Class D, respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser which represented 0.00%, 0.00% and 0.00% on Class I, Class S and Class D, respectively, of average net assets.

(6)	The per share amount rounds to less than $0.01 per share.

The following are the financial highlights for the year ended December 31, 2022:

	Year Ended December 31, 2022
	Class I	Class S	Class D
Per Share Data(1):
Net asset value, beginning of period	$25.93	$25.93	$25.93
Net investment income	2.44	2.23	2.38
Net unrealized and realized gain (loss)	(1.56)	(1.56)	(1.56)

Net increase (decrease) in net assets resulting from operations	0.88	0.67	0.82
Distributions from net investment income(2)	(2.23)	(2.01)	(2.16)
Distributions from net realized gains(2)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(2.23)	(2.01)	(2.16)

Early repurchase deduction fees(5)	0.01	—	—

Total increase (decrease) in net assets	(1.34)	(1.34)	(1.34)

Net asset value, end of period	$24.59	$24.59	$24.59

Shares outstanding, end of period	591,237,616	282,541,041	48,795,925
Total return based on NAV(3)	3.57%	2.70%	3.31%
Ratios:
Ratio of net expenses to average net assets(4)	7.47%	8.41%	7.97%
Ratio of net investment income to average net assets(4)	9.76%	8.96%	9.63%
Portfolio turnover rate	21.21%	21.21%	21.21%
Supplemental Data:
Net assets, end of period	$14,537,932	$6,947,313	$1,199,819
Asset coverage ratio	184.5%	184.5%	184.5%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions.
(3)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(4)

For the year ended December 31, 2022, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2022, the ratio of total operating expenses to average net assets was 7.47%, 8.41%, and 7.97% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser which represented 0.00%, 0.00% and 0.00% on Class I, Class S and Class D, respectively, of average net assets.

(5)	The per share amount rounds to less than $0.01 per share, for Class S and Class D.

RISK FACTORS

Investing in the Notes involves a number of significant risks. You should, in consultation with your own financial and legal advisors, carefully consider the risks described below, together with all of the other information included in this prospectus, any applicable supplement to the prospectus, before you decide whether to make an investment in the Notes. The Notes will not be an appropriate investment for you if you are not knowledgeable about significant features of the Notes or financial matters in general. You should not purchase the Notes unless you understand, and know that you can bear, these investment risks. The risks set forth below are not the only risks we face. If any of the following risks actually occurs, our business, financial condition and results of operations could be materially and adversely affected. In such case, our NAV and the value of our debt securities may decline, and investors may lose all or part of their investment. The risk factors listed below are substantially the same as, and applicable to, the Company’s subsidiaries as a whole.

Risks Related to the Notes

The Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur.

The Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of June 30, 2023, our total consolidated indebtedness, at par value, was approximately $24.4 billion, $15.7 billion of which was secured, and $14.4 billion of which was indebtedness of our subsidiaries. The Notes will be ranked pari passu to the approximately $8.6 billion of our outstanding unsecured senior debt as of August 14, 2023, which includes the Existing Senior Notes.

The Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of Blackstone Private Credit Fund and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of June 30, 2023, approximately $14.4 billion of the indebtedness, at par value, required to be consolidated on our balance sheet was held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

•

resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our financing arrangements, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our financing arrangements; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

Our ability to meet our payment and other obligations under our financing arrangements depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our financing arrangements or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of the Notes of any changes in our credit ratings.

The Notes are subject to periodic review by independent credit rating agencies. There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase Notes bearing interest at fixed rates and market interest rates increase, the market values of those Notes may decline. We cannot predict the future level of market interest rates.

The indenture governing the Notes contains limited protection for holders of the Notes.

The indenture governing the Notes offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Notes—Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Notes and may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. See “Risk Factors—Risks Related to Debt Financing—We borrow money, which magnifies the potential for loss on amounts invested in us and may increase the risk of investing in us. Borrowed money may also adversely affect the return on our assets, reduce cash available for debt service, and result in losses.” The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

The optional redemption provision for the Notes may materially adversely affect your return on the Notes.

The Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

There is currently no public market for the Notes. If an active trading market for the Notes does not develop or is not maintained, you may not be able to sell them.

The Notes have not been registered under the Securities Act. Accordingly, the Notes may only be offered or sold in transactions that are not subject to, or that are otherwise exempt from, the registration requirements of the Securities Act and applicable state securities laws or pursuant to an effective registration statement. The Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Notes may require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the indenture governing the Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Notes. See “Description of the Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information.

We may be subject to certain corporate-level taxes which could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

We may be subject to certain corporate-level taxes regardless of whether we continue to qualify as a RIC under Subchapter M of the Code. Additionally, should we fail to qualify as a RIC, we would be subject to corporate-level taxes on all of our taxable income. The imposition of corporate-level taxes could adversely affect our cash flow and consequently adversely affect our ability to make payments on the Notes.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (or FATCA). This withholding tax may apply to certain payments of interest on the Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Notes. See “Certain Material U.S. Federal Income Tax Considerations” in this prospectus for further information.

Risks Related to Our Business and Structure

We are a relatively new company and have limited operating history.

The Company is a non-diversified, closed-end management investment company that has elected to be regulated as a BDC with limited operating history. As a result, prospective investors have a limited track record and history on which to base their investment decision. We are subject to the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objectives and the value of a shareholder’s investment could decline substantially or become worthless. Further, the Adviser has not previously offered a non-traded business development company. While we believe that the past professional experiences of the Adviser’s investment team, including investment and financial experience of the Adviser’s senior management, will increase the likelihood that the Adviser will be able to manage the Company successfully, there can be no assurance that this will be the case.

Price declines in the medium- and large-sized corporate debt market may adversely affect the fair value of our portfolio, reducing our NAV through increased net unrealized depreciation.

Conditions in the U.S. corporate debt market may deteriorate, as seen during the recent financial crisis, which may cause pricing levels to similarly decline or be volatile. During the 2008-2009 financial crisis, many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders and/or, in the case of hedge funds and other investment vehicles, to satisfy widespread redemption requests. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, and other constraints resulting from the credit crisis generating further selling pressure. If similar events occurred in the medium- and large-sized U.S. corporate debt market, our NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Our ability to achieve our investment objectives depends on the ability of the Adviser to manage and support our investment process. If the Adviser or Blackstone Credit were to lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we depend on the investment expertise, skill and network of business contacts of the broader networks of the Adviser and its affiliates. The Adviser evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of Blackstone Credit and its senior management team. The departure of any members of Blackstone Credit’s senior management team could have a material adverse effect on our ability to achieve our investment objectives.

Our ability to achieve our investment objectives depends on the Adviser’s ability to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

The Investment Advisory Agreement has been approved pursuant to Section 15 of the 1940 Act. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement. The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon 60 days’ written notice or by the Adviser upon 120 days’ written notice. If the Investment Advisory Agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event the Investment Advisory Agreement is terminated, it may be difficult for us to replace the Adviser.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

The Adviser depends on its broader organization’s relationships with private equity sponsors, investment banks and commercial banks, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or its broader organization fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser or its broader organizations have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in U.S. private companies. As a result of these new competitors entering the financing markets in which we operate, competition for investment opportunities in U.S. private companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in U.S. private companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We may have difficulty sourcing investment opportunities.

We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all available capital successfully. In addition, privately-negotiated investments in loans and illiquid securities of private middle market companies require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our shares. Our shareholders will have no input with respect to investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares. To the extent we are unable to deploy all available capital, our investment income and, in turn, our results of operations, will likely be materially adversely affected. There is no assurance that we will be able to consummate investment transactions or that such transactions will be successful. Blackstone Credit, the Company and their affiliates may also face certain conflicts of interests in connection with any transaction, including any warehousing transaction, involving an affiliate.

We face risks associated with the deployment of our capital.

In light of the nature of our continuous offering as well as ongoing and periodic private offerings in relation to our investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if we have difficulty identifying investments on attractive terms, there could be a delay between the time we receive net proceeds from the sale of shares of our common shares in any public or private offering and the time we invest the net proceeds. Our proportion of privately-negotiated investments may be lower than expected. We may also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments, each of which are subject to the management fees.

In the event we are unable to find suitable investments such cash may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of cash flow from operations to you. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of our common shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition may be adversely affected.

As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market quotation, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our Board of Trustees. There is not a public market for the securities of the privately-held companies in which we invest. Many of our investments are not publicly-traded or actively traded on a secondary market. As a result, we value these securities quarterly at fair value as determined in good faith as required by the 1940 Act. In connection with striking a NAV as of a date other than quarter end for share issuances and repurchases, the Company will consider whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the quarter end process.

As part of our valuation process, we will take into account relevant factors in determining the fair value of the Company’s investments, without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments.

Although we have implemented a share repurchase program, we have discretion to not repurchase shares, and our Board of Trustees has the ability to amend or suspend the program.

Our Board of Trustees may amend or suspend the share repurchase program at any time in its discretion. (including to offer to purchase fewer shares). Shareholders may not be able to sell their shares on a timely basis in the event our Board of Trustees amends or suspends the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time. We will notify shareholders of such developments in our quarterly reports or other filings. If less than the full amount of common shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of common shares being repurchased without regard to class. The share repurchase program has many limitations and should not be considered a guaranteed method to sell shares promptly or at a desired price.

The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.

In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our shares will be on the repurchase date.

There is a risk that investors in our shares may not receive distributions or that our distributions may decrease over time.

We may not achieve investment results that will allow us to make a specified or stable level of cash distributions and our distributions may decrease over time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.

The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from any securities offering. Therefore, portions of the distributions that we make may represent a return of capital to a shareholder that will lower such shareholder’s tax basis in its shares and reduce the amount of funds we have for investment in targeted assets.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Adviser or the Administrator, if any. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure shareholders that we will continue to pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which may constitute a return of shareholders’ capital. A return of capital is a return of a shareholder’s investment, rather than a return of earnings or gains derived from our investment activities.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from the Continuous Offering, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).

Any distributions made from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Adviser or the Administrator are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or the Administrator continues to make such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Shareholders should also understand that our future repayments to the Adviser will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Adviser and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.

As a public reporting company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public reporting company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a relatively new company, developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until there is a public market for our shares, which is not expected to occur.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, our portfolio companies and other counterparties are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect.

The current U.S. Presidential Administration may support an enhanced regulatory agenda that imposes greater costs on all sectors and on financial services companies in particular. In addition, uncertainty regarding legislation and regulations affecting the financial services industry or taxation could also adversely impact our business or the business of our portfolio companies.

Additionally, any changes to or repeal of the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Adviser to other types of investments in which the Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our financial condition and results of operations and the value of a shareholder’s investment.

Financial regulatory changes in the United States could adversely affect our business.

The financial services industry continues to be the subject of heightened regulatory scrutiny in the United States. There has been active debate over the appropriate extent of regulation and oversight of investment funds and their managers. We may be adversely affected as a result of new or revised regulations imposed by the SEC or other U.S. governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. We also may be adversely affected by changes in the interpretation or enforcement of existing laws and regulations by these governmental authorities and self-regulatory organizations. Further, new regulations or interpretations of existing laws may result in enhanced disclosure obligations, including with respect to climate change or environmental, social and governance factors, which could negatively affect us and materially increase our regulatory burden. Increased regulations generally increase our costs, and we could continue to experience higher costs if new laws require us to spend more time or buy new technology to comply effectively.

Extensive regulation of our businesses affects our activities and creates the potential for significant liabilities and penalties. The possibility of increased regulatory focus, particularly given the current administration, could result in additional burdens on our business.

Our business, the businesses of the Adviser, the Intermediary Manager and their affiliates are subject to extensive regulation, including periodic examinations, inquiries and investigations, by governmental agencies and self-regulatory organizations in the jurisdictions in which we and they operate around the world. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities.

We, the Adviser, the Intermediary Manager or their affiliates are subject to requests for information, inquiries and informal or formal investigations by the SEC and other regulatory authorities. SEC actions and initiatives can have an adverse effect on our financial results, including as a result of the imposition of a sanction, a limitation on our, Blackstone’s or our personnel’s activities, or changing our historic practices. Any adverse publicity relating to an investigation, proceeding or imposition of these sanctions could harm our or Blackstone’s reputation and have an adverse effect on our future fundraising or operations. The costs of responding to legal or regulatory information requests, any increased reporting, registration and compliance requirements will be borne by us in the form of legal or other expenses, litigation, regulatory proceedings or penalties, may divert the attention of our management, may cause negative publicity that adversely affects investor sentiment, and may place us at a competitive disadvantage, including to the extent that we, the Adviser, the Intermediary Manager or any of their respective affiliates are required to disclose sensitive business information or alter business practices.

The impact of financial reform legislation on us is uncertain.

In light of past market conditions in the U.S. and global financial markets, the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, which instituted a wide range of reforms that have impacted all financial institutions to varying degrees. Because these requirements are relatively new and evolving, the full impact such requirements will have on our business, results of operations or financial condition is unclear. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us, these changes could be materially adverse to us and our shareholders.

Any changes in the regulatory framework applicable to our business, including the changes described above, may impose additional compliance and other costs, increase regulatory investigations of the investment activities of our funds, require the attention of our senior management, affect the manner in which we conduct our business and adversely affect our profitability. The full extent of the impact on us of any new laws, regulations or initiatives that may be proposed is impossible to determine.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the loans or other debt securities we originate or acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

Transactions denominated in foreign currencies subject us to foreign currency risks.

We hold assets and have made borrowings denominated in foreign currencies, and may acquire assets or make borrowings denominated in other foreign currencies, which exposes us to foreign currency risk. As a result, a change in foreign currency exchange rates may have an adverse impact on the valuation of our assets or liabilities, as well as our income and cash flows. As a result of foreign currency fluctuations, the value of our liabilities and expenses may increase or the value of our assets and income may decrease due to factors outside of our control, which can have a negative effect on our NAV and cash available for distribution. Any such changes in foreign currency exchange rates may impact the measurement of such assets or liabilities for purposes of maintaining RIC tax treatment or the requirements under the 1940 Act. We may seek to hedge against currency exchange rate fluctuations by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act, but there is no guarantee such efforts will be successful and such hedging strategies create additional costs. See “—We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.”

General economic conditions could adversely affect the performance of our investments and operations.

We and our portfolio companies are susceptible to the effects of economic slowdowns or recessions. The global growth cycle is in a mature phase and signs of slowdown are evident in certain regions around the world, although most economists continue to expect moderate economic growth in the near term, with limited signals of an imminent recession in the U.S. as consumer and government spending remain healthy. Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the effect of the United Kingdom (the “U.K.”) leaving the European Union (the “E.U.”), and instability in the Chinese capital markets. Although the broader outlook remains constructive, geopolitical instability continues to pose risk In particular, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or the current ongoing conflict between Russia and Ukraine and the rapidly evolving measures in response, could lead to disruption, instability and volatility in the global markets. Certain of our portfolio companies may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns or a recession in the United States. Unfavorable economic conditions would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events may limit our investment originations, and limit our ability to grow and could have a material negative impact on our operating results, financial condition, results of operations and cash flows and the fair values of our debt and equity investments.

Any deterioration of general economic conditions may lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on the performance and financial results of the Company, and the value and the liquidity of the shares. In an economic downturn, we may have non-performing assets or non-performing assets may increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions which impacted the value of any collateral securing our senior secured debt in 2022 and may continue to impact such collateral in 2023. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on favorable terms or at all. These events could prevent us from increasing investments and harm our operating results.

In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which we and/or our portfolio companies have a commercial relationship could adversely affect, among other things, our and/or our portfolio companies’ ability to pursue key strategic initiatives, including by affecting our or our portfolio company’s ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if a portfolio company or its sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of both affiliated and unaffiliated co-lenders, including syndicate banks or other fund vehicles, to undertake and/or execute co-investment transactions with the Company, which in turn may result in fewer co-investment opportunities being made available to the Company or impact the Company’s ability to provide additional follow-on support to portfolio companies. The ability of the Company, its subsidiaries and portfolio companies to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.

Inflation and supply chain risks have had and may continue to have an adverse impact on our financial condition and results of operations.

Inflation in the United States has recently accelerated and may continue to do so in the future. It remains uncertain whether substantial inflation in the United States will be sustained over an extended period of time or have a significant effect on the United States or other economies. Certain of our portfolio companies are in industries that have been impacted by inflation and global supply chain issues, including on account of the continuing impacts of the COVID-19 pandemic. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and our portfolio companies’ operations, and it is expected that such increases and related volatility may continue during 2023. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations. Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation.

We may be impacted by general European economic conditions.

The success of our investment activities could be affected by general economic and market conditions in Europe and in the rest of the world, as well as by changes in applicable laws and regulations (including laws relating to taxation of our investments), trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset re-investment, resource self-sufficiency and national and international political and socioeconomic circumstances in respect of the European and other non-U.S. countries in which we may invest. These factors will affect the level and volatility of securities prices and the liquidity of the Company’s investments, which could impair our profitability or result in losses. General fluctuations in the market prices of securities and interest rates may affect our investment opportunities and the value of our investments. We may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Declines in the performance of national economies or the credit markets in certain jurisdictions have had a negative impact on general economic and market conditions globally, and as a result, could have a material adverse effect on our business, financial condition and results of operations.

The Adviser’s financial condition may be adversely affected by a significant general economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Adviser’s businesses and operations (including those of the Company). A recession, slowdown and/or sustained downturn in the global economy (or any particular segment thereof) could have a pronounced impact on the Company and could adversely affect the Company’s profitability, impede the ability of the Company’s portfolio companies to perform under or refinance their existing obligations and impair the Company’s ability to effectively deploy its capital or realize its investments on favorable terms.

In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could result in problems in one country adversely affecting regional and even global economic conditions and markets. For example, concerns about the fiscal stability and growth prospects of certain European countries in the last economic downturn had a negative impact on most economies of the Eurozone and global markets and the current ongoing conflict between Russia and Ukraine could have a negative impact on those countries and others in the region. The occurrence of similar crises in the future could cause increased volatility in the economies and financial markets of countries throughout a region, or even globally.

Any of the foregoing events could result in substantial or total losses to the Company in respect of certain investments, which losses will likely be exacerbated by the presence of leverage in a portfolio company’s capital structure.

It may be difficult to bring suit or foreclosure in non-U.S. countries.

Because the effectiveness of the judicial systems in the countries in which the Company may invest varies, the Company (or any portfolio company) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or other countries. Further, to the extent the Company or a portfolio company may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which the Company invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights.

MiFID II obligations could have an adverse effect on the ability of Blackstone Credit and its MiFID-authorized EEA affiliates to obtain and research in connection with the provision of an investment service.

The Recast European Union Directive on Markets in Financial Instruments (“MiFID II”) came into effect on January 3, 2018, and imposes regulatory obligations in respect of providing financial services in the European Economic Area (“EEA”) by EEA banks and EEA investment firms providing regulated services (each an “Investment Firm”). The Adviser is a non-EEA investment company and is, therefore, not subject to MiFID II but can be indirectly affected. The regulatory obligations imposed by MiFID II may impact, and constrain the implementation of, the investment strategy of the Company. MiFID II restricts Investment Firms’ ability to obtain research in connection with the provision of an investment service. For example, Investment Firms providing portfolio management or independent investment advice may purchase investment research only at their own expense or out of specifically dedicated research payment accounts agreed upon with their clients. Research will also have to be unbundled and paid separately from the trading commission. EEA broker-dealers will unbundle research costs and invoice them to Investment Firms separated from dealing commissions.

Therefore, in light of the above, MiFID II could have an adverse effect on the ability of Blackstone Credit and its MiFID-authorized EEA affiliates to obtain and to provide research. The new requirements regarding the unbundling of research costs under MiFID II are not consistent with market practice in the United States and the regulatory framework concerning the use of commissions to acquire research developed by the SEC, although the SEC has issued temporary no-action letters to facilitate compliance by firms with the research requirements under MiFID II in a manner that is consistent with the U.S. federal securities laws. Blackstone Credit’s access to third-party research may nonetheless be significantly limited. Some EEA jurisdictions extend certain MiFID II obligations also to other market participants (e.g., Alternative Investment Fund Managers) under national law. There is very little guidance, and limited market practice, that has developed in preparation for MiFID II. As such, the precise impact of MiFID II on Blackstone Credit and the Company cannot be fully predicted at this stage.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures adopted by, and under oversight of our Board of Trustees. Decreases in the market value or fair value of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.

Terrorist attacks, acts of war or natural disasters may adversely affect our operations.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts, including the ongoing military conflict between Russia and Ukraine, have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Force Majeure events may adversely affect our operations.

We may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force majeure events could adversely affect the ability of the Company or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Company. Certain force majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting us. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Company if an investment is affected, and any compensation provided by the relevant government may not be adequate.

The outbreak of epidemics/pandemics, including the ongoing COVID-19 pandemic, could adversely affect the performance of our investments.

Outbreaks of contagious disease, including COVID-19, or other adverse public health developments in the U.S. or worldwide could have a material adverse effect on our business, financial condition and results of operations. While many of the direct impacts of the COVID-19 pandemic have eased, the longer-term macroeconomic effects on global supply chains, inflation, labor shortages and wage increases continue to impact many industries, including industries in which our portfolio companies operate. Moreover, with the potential for new strains of existing viruses to emerge, or other pandemics or epidemics, governments and businesses may re-impose aggressive measures to help slow its spread in the future. For this reason, among others, the potential global impacts are uncertain and difficult to assess.

Long-term macroeconomic effects from a pandemic or epidemic, including from supply and labor shortages, reductions in force in response to challenging economic conditions or shifts in demand for products and services, of a pandemic or epidemic may have an adverse impact on our portfolio companies, particularly those in the hospitality, retail or travel sectors. The impact of such long-term effects may disproportionately affect certain asset classes and geographic areas. While we believe the principal amount of our investments are generally adequately protected by underlying collateral value, there can be no assurance that we will realize the entire principal amount of certain investments. The full extent of the impact and effects of COVID-19, and any future pandemics or epidemics, will depend on future developments, including, among other factors, how rapidly variants develop, availability, acceptance and effectiveness of vaccines along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown. COVID-19, or any future pandemics or epidemics, and resulting impacts on the financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to our performance, results of operations and ability to pay distributions.

We may face a breach of our cyber security, which could result in adverse consequences to our operations and exposure of confidential information.

Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. Blackstone, Blackstone Credit and their affiliates and portfolio companies’ and service providers’ information and technology systems may be vulnerable to damage or interruption from cyber security breaches, computer viruses or other malicious code, network failures, computer and telecommunication failures, infiltration by unauthorized persons and other security breaches, or usage errors by their respective professionals or service providers. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information, including non-public personal information related to shareholders (and their beneficial owners) and material non-public information. Although Blackstone has implemented, and portfolio companies and service providers may implement, various measures to manage risks relating to these types of events, such systems could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Blackstone and Blackstone Credit do not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to Blackstone, Blackstone Credit, their affiliates, the Company, the shareholders and/or a portfolio company, each of which could be negatively impacted as a result. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. The failure of these systems and/or of disaster recovery plans for any reason could cause significant interruptions in Blackstone’s, Blackstone Credit’s, their affiliates’, the Company’s and/or a portfolio company’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to shareholders (and their beneficial owners), material non-public information and the intellectual property and trade secrets and other sensitive information of Blackstone, Blackstone Credit and/or portfolio companies. Blackstone, Blackstone Credit, the Company and/or a portfolio company could be required to make a significant investment to remedy the effects of any such failures, harm to their reputations, legal claims that they and their respective affiliates may be subjected to, regulatory action or enforcement arising out of applicable privacy and other laws, adverse publicity, and other events that may affect their business and financial performance.

We may not be able to obtain and maintain all required state licenses.

We may be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for, obtaining, and maintaining required licenses can be costly and take several months. There is no assurance that we will obtain, and maintain, all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.

Compliance by broker-dealers with the SEC’s Regulation Best Interest may negatively impact our ability to raise capital in our offering, which would harm our ability to achieve our investment objectives.

Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and natural persons who are associated persons of a broker-dealer when recommending to a retail customer any securities transaction or investment strategy involving securities to a retail customer. The impact of Regulation Best Interest on broker-dealers participating in our offering cannot be determined at this time, but it may negatively impact whether broker-dealers and their associated persons recommend the offering to retail customers. Regulation Best Interest imposes a duty of care for broker-dealers to evaluate reasonable alternatives in the best interests of their clients. Reasonable alternatives to the Company exist and may have lower expenses and/or lower investment risk than the Company. Under Regulation Best Interest, broker-dealers participating in the offering must consider such alternatives in the best interests of their clients. If compliance by broker-dealers with Regulation Best Interest negatively impacts our ability to raise capital in the offering, it would harm our ability to create a diversified portfolio of investments, particularly while the Company has only satisfied the minimum offering amount, and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income.

Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.

Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our shares. However, the effects might be adverse, which could negatively impact our ability to pay shareholders distributions and cause shareholders to lose all or part of their investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous equity offering and may use the net proceeds from our continuous equity offering in ways with which investors may not agree or for purposes other than those contemplated in this prospectus.

Our Board of Trustees may amend our Declaration of Trust without prior shareholder approval.

Our Board of Trustees may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board of Trustees, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our investments in senior secured loans, senior secured bonds, subordinated debt and equity of U.S. private companies, including middle market companies, and preferred securities may be risky and, subject to compliance with our 80% test, there is no limit on the amount of any such investments in which we may invest.

Senior Secured Loans and Senior Secured Bonds. There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. These risks have become more pronounced due to rising interest rates and market volatility. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should we be forced to enforce our remedies.

Subordinated Debt. Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We may make select equity investments. In addition, in connection with our debt investments, we on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Preferred Securities. Investments in preferred securities involve certain risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Company owns a preferred security that is deferring its distribution, the Company may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Company level, the Company may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Company may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Company actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Company may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Loans Risk. The loans that the Company may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Company will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in the prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.

Although certain Loans in which the Company may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Loan. In the event of a decline in the value of the already pledged collateral, if the terms of a Loan do not require the borrower to pledge additional collateral, the Company will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the Loans. To the extent that a Loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those Loans that are under-collateralized involve a greater risk of loss.

Further, there is a risk that any collateral pledged by portfolio companies in which the Company has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the Company’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Company’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Consequently, the fact that debt is secured does not guarantee that the Company will receive principal and interest payments according to the debt’s terms, or at all, or that the Company will be able to collect on the debt should it be forced to enforce remedies.

Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most Loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Company’s NAV. In addition, the Company may not be able to readily dispose of its Loans at prices that approximate those at which the Company could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Company may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Loans, the Company’s yield may be lower.

Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Company. Such court action could under certain circumstances include invalidation of Loans.

If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Loans for investment by the Company may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.

If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Company attempts to sell a Loan at a time when a financial institution is engaging in such a sale, the price the Company could get for the Loan may be adversely affected.

The Company may acquire Loans through assignments or participations. The Company will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Company may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Company must acquire a Loan through a participation.

In purchasing participations, the Company generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Company may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Company will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Company will not be able to conduct the due diligence on the borrower or the quality of the Loan with respect to which it is buying a participation that the Company would otherwise conduct if it were investing directly in the Loan, which may result in the Company being exposed to greater credit or fraud risk with respect to the borrower or the Loan than the Company expected when initially purchasing the participation.

The Company also may originate Loans or acquire Loans by participating in the initial issuance of the Loan as part of a syndicate of banks and financial institutions, or receive its interest in a Loan directly from the borrower.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

Non-U.S. Securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidence of ownership of such securities usually is held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to shareholders located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

Junior, Unsecured Securities. Our strategy may entail acquiring securities that are junior or unsecured instruments. While this approach can facilitate obtaining control and then adding value through active management, it also means that certain of the Company’s investments may be unsecured. If a portfolio company becomes financially distressed or insolvent and does not successfully reorganize, we will have no assurance (compared to those distressed securities investors that acquire only fully collateralized positions) that we will recover any of the principal that we have invested. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should it be forced to enforce its remedies.

While such junior or unsecured investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms may not be part of particular investments. Moreover, our ability to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, we may not be able to take steps to protect investments in a timely manner or at all, and there can be no assurance that our rate of return objectives or any particular investment will be achieved. In addition, the debt securities in which we will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.

Early repayments of our investments may have a material adverse effect on our investment objectives. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity investments may become worthless.

There can be no assurance that attempts to provide downside protection through contractual or structural terms with respect to our investments will achieve their desired effect and potential investors should regard an investment in us as being speculative and having a high degree of risk. Furthermore, we have limited flexibility to negotiate terms when purchasing newly issued investments in connection with a syndication of mezzanine or certain other junior or subordinated investments or in the secondary market.

Below Investment Grade Risk. In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include:

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Below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities.

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Prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities.

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Issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

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Below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, we may have to invest the proceeds in securities with lower yields and may lose income.

•

Below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and we may be unable to sell these securities at an advantageous time or price.

•	We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Mezzanine Loans. Our mezzanine debt securities generally will have ratings or implied or imputed ratings below investment grade. They will be obligations of corporations, partnerships or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) may adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt securities are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, may also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt securities are often issued in connection with leveraged acquisitions or recapitalizations, in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt securities have historically been higher than has been the case for investment grade securities.

Risk Retention Vehicles. We may invest in CLO debt and equity tranches and warehouse investments directly or indirectly through an investment in U.S. and/or European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, warehouse investments and/or senior secured obligations. Risk Retention Vehicles will be structured to satisfy the retention requirements by purchasing and retaining the percentage of CLO notes prescribed under the applicable retention requirements (the “Retention Notes”) and will include Risk Retention Vehicles with respect to CLOs managed by other collateral managers, but will not include Risk Retention Vehicles with respect to CLOs for which the Adviser or its affiliates acts as collateral manager.

Indirect investments in CLO equity securities (and in some instances more senior CLO securities) and warehouse investments through entities that have been established to satisfy the U.S. retention requirements and/or the European retention requirements may allow for better economics for us (including through fee rebate arrangements) by creating stronger negotiating positions with CLO managers and underwriting banks who are incentivized to issue CLOs and who require the participation of a Risk Retention Vehicle to enable the CLO securities to be issued. However, Retention Notes differ from other securities of the same ranking since the retention requirements prescribe that such Retention Notes must be held by the relevant risk retainer for a specified period. In the case of European Risk Retention Vehicles, the prescribed holding period is the lifetime of the CLO, and in the case of U.S. Risk Retention Vehicles it is the longer of (x) the period until the CLO has paid down its securities to 33% of their original principal amount, (y) the period until the CLO has sold down its assets to 33% of their original principal amount and (z) two years after the closing of the CLO. In addition, Retention Notes are subject to other restrictions not imposed on other securities of the same ranking; for example, Retention Notes may not be subject to credit risk mitigation, and breach of the retention requirements may result in the imposition of regulatory sanctions or, in the case of the European retention requirements, in claims being brought against the retaining party.

“Covenant-lite” Obligations. We may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan we hold begin to deteriorate in quality, our ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay our ability to seek to recover its investment.

Consumer Loans. We may invest in, or obtain exposure to, consumer lending, which involves risk elements in addition to normal credit risk. Consumer loan terms vary according to the type and value of collateral and creditworthiness of the borrower. In underwriting consumer loans, a thorough analysis of the borrower’s financial ability to repay the loan as agreed is typically performed. The ability to repay shall be determined by, among others, the borrower’s employment history, current financial conditions, and credit background. While these loans typically have higher yields than many other loans, such loans involve risk elements in addition to normal credit risk. Consumer loans may entail greater credit risk than other loans particularly in the case of unsecured consumer loans or consumer loans secured by rapidly depreciable assets, such as automobiles. In such cases, any repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment of the outstanding loan balance as a result of the greater likelihood of damage, loss or depreciation. In addition, consumer loan collections are dependent on the borrower’s continuing financial stability, and thus are more likely to be affected by adverse personal circumstances. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to consumer loans. Furthermore, the application of various federal and state laws, including bankruptcy and insolvency laws, and/or state consumer protection laws may limit the amount which can be recovered on such loans.

Bridge Financings. From time to time, we may lend to portfolio companies on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Company’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Company.

Restructurings. Investments in companies operating in workout or bankruptcy modes present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that we will correctly evaluate the value of the assets collateralizing our loans or the prospects for a successful reorganization or similar action.

We are exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs.

During periods of falling interest rates, payments under the floating rate debt instruments that we hold would generally decrease, resulting in less revenue to us. Interest rates have recently been at or near historic lows. In the event of a sharply rising interest rate environment, such as during 2022 and currently, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to file for bankruptcy, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.

We generally do not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such portfolio company, as representatives of the holders of the portfolio company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We are subject to risks related to ESG investments.

Although Blackstone Credit’s consideration of ESG factors is intended to aid Blackstone Credit in evaluating the financial risks and rewards of a given investment and is not expected to by itself determine an investment decision for us, Blackstone Credit’s consideration of ESG factors could, to the extent material economic risks associated with an investment are identified, cause us not to make an investment that it may have made or to take action with respect to a company differently than it may have taken in the absence of such consideration, which could cause us to perform differently compared to funds that do not have such considerations. There are significant differences in interpretations of what it means for a company to have positive ESG factors. While Blackstone Credit believes its interpretations of ESG factors are reasonable, the ESG-related portfolio decisions it makes may differ from other investors’ or advisers’ views on ESG. Further, Blackstone Credit cannot guarantee that any consideration of ESG factors or engagement with portfolio companies on ESG, which depends in part on skill and qualitative judgments, will positively impact the financial or ESG performance of any individual portfolio company or us.

We and our investment adviser could be the target of litigation or regulatory investigations.

We as well as our investment adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that we and our investment adviser and/or any of its affiliates will avoid regulatory investigation and possible enforcement actions stemming therefrom. Our investment adviser is a registered investment adviser and, as such, is subject to the provisions of the Advisers Act. We and our investment adviser are each, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.

Our investment adviser, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of our investment adviser to manage us, are often impossible to anticipate. Our investment adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of our investment adviser.

Our investment activities are subject to the normal risks of becoming involved in litigation by third parties. This risk would be somewhat greater if we were to exercise control or significant influence over a portfolio company’s direction. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by our investment adviser, our administrator, or any of our officers, be borne by us and would reduce our net assets. Our investment adviser and others are indemnified by us in connection with such litigation, subject to certain conditions.

The replacement of LIBOR with an alternative reference rate may adversely affect our credit arrangements and our collateralized loan obligation transactions. Changes in the method of determining LIBOR or the replacement of LIBOR with an alternative reference rate may adversely affect our credit arrangements and our CLO transactions.

The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure since December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. On July 29, 2021, the U.S. Federal Reserve System (“FRS”), in conjunction with the Alternative Reference Rates Committee (“ARRC”), a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with the SOFR, a new index calculated by short-term repurchase agreements, backed by Treasury securities. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. In many cases, the nominated replacements, as well as other potential replacements, are not complete or ready to implement and require margin adjustments. There is currently no final consensus as to which benchmark rate(s) (along with any adjustment and/or permutation thereof) will replace all or any LIBOR tenors after the discontinuation thereof and there can be no assurance that any such replacement benchmark rate(s) will attain market acceptance. Before LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR- based debt instruments and any related hedging arrangements that extend beyond June 30, 2023, depending on the applicable LIBOR tenor. Such amendments and restructurings may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. There could be significant operational challenges for the transition away from LIBOR including, but not limited to, amending loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

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Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that may be included in our assets and liabilities;

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Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of documentation to modify the terms of investments;

•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;

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Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;

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Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and

•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price. In addition, the transition to a successor rate could potentially cause (i) increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, (ii) a reduction in the value of certain instruments held by the Company, or (iii) reduced effectiveness of related Company transactions, such as hedging. It remains uncertain how such changes would be implemented and the effects such changes would have on the Company, issuers of instruments in which the Company invests and financial markets generally.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company remaining assets, if any.

We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before we are so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Economic recessions or downturns or restrictions on trade could impair our portfolio companies and adversely affect our operating results.

The current macroeconomic environment is characterized by record-high inflation, supply chain challenges, labor shortages, high interest rates, foreign currency exchange volatility, volatility in global capital markets and growing recession risk. The risks associated with our and our portfolio companies’ businesses are more severe during periods of economic slowdown or recession.

Many of our portfolio companies may be susceptible to economic recessions or downturns and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured debt. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and NAV. Certain of our portfolio companies may also be impacted by tariffs or other matters affecting international trade. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and adversely affect our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt investments that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.

When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.

A covenant breach or other default by our portfolio companies may adversely affect our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a re-characterization would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. Our portfolio will be considered to be concentrated in a particular industry when 25% or greater of its total assets are invested in issuers that are a part of that industry. A downturn in any industry in which we are invested could significantly impact the aggregate returns we realize. Our investments in issuers that are part of the software industry currently exceed 25% of our total assets as a result of additional investments in the software industry and/or fluctuations in the fair value of our investments.

If an industry in which we have significant investments suffers from adverse business or economic conditions, as individual industries have historically experienced to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations. Specifically, the market landscape within the software industry is evolving, and new entrants and technologies can impact competitive dynamics over time. As a result, there is a risk of revenue and market share loss, which could negatively impact the value of our securities.

We may be subject to risks associated with our investments in the software industry.

Portfolio companies in the software industry are subject to a number of risks. While we currently tend to focus on software companies that demonstrate stable cash flows, the revenue, income (or losses) and valuations of software and other technology-related companies can fluctuate through market cycles. As a result, changing market landscapes could adversely affect our portfolio companies’ operating results and, correspondingly, the value of any securities that we may hold. Additionally, companies operating in the software industry are subject to wage inflation, changing technology, evolving client and end-consumer needs, industry standards and frequent introductions of new products and services. Our portfolio companies in the software industry could compete with companies that are larger and engaged in a greater range of businesses or have greater financial, technical, sales or other resources than our portfolio companies do. Our portfolio companies could lose market share if their competitors introduce or acquire new products that compete with their software and related services or add new features to existing products. Any deterioration in the results of our portfolio companies due to competition or otherwise could, in turn, materially adversely affect our business, financial condition and results of operations.

We may be subject to risks associated with our investments in the professional services industry.

Portfolio companies in the professional services sector are subject to many risks, including the negative impact of regulation, changing technology, a competitive marketplace and difficulty in obtaining financing.

Portfolio companies in the professional services industry must respond quickly to technological changes and understand the impact of these changes on customers’ preferences. Adverse economic, business, or regulatory developments affecting the professional services sector could have a negative impact on the value of our investments in portfolio companies operating in this industry, and therefore could negatively impact our business and results of operations.

Our investments in the healthcare providers and services industry face considerable uncertainties.

The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.

Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

Investing in large U.S. private borrowers may limit the Company’s ability to achieve high growth rates during times of economic expansion.

Investing in originated assets made to large U.S. private borrowers may result in our underperforming other segments of the market, particularly during times of economic expansion, because large U.S. private borrowers may be less responsive to competitive challenges and opportunities in the financial markets. As a result, our value may not rise at the same rate, if at all, as other funds that invest in smaller market capitalization companies that are more capable of responding to economic and industrial changes.

Investing in private companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

These risks include that:

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these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;

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these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, Trustees and members of the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We may not realize gains from our equity investments.

Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately-held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.

We invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons with less depth and breadth of experience. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investments and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. Fourth, limited public information generally exists about private companies. Fifth, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser typically assesses an investment in a portfolio company based on the Adviser’s estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser to make different investment decisions than it may have made with more complete information. These private companies and their financial information are subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

Our investments in securities or assets of publicly-traded companies are subject to the risks inherent in investing in public securities.

We may invest a portion of our portfolio in publicly-traded assets. For example, it is not expected that we will be able to negotiate additional financial covenants or other contractual rights, which we might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, we will be subject to U.S. federal and state securities laws, as well as non-U.S. securities laws, that may, among other things, restrict or prohibit our ability to make or sell an investment. Moreover, we may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, we may be limited in its ability to make investments and to sell existing investments in public securities because the Firm may be deemed to have material, non-public information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect our investment results. In addition, an investment may be sold by us to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up periods.

A lack of liquidity in certain of our investments may adversely affect our business.

We generally invest in companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies or to fund our unfunded debt commitments.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase shares. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Our investments may include original issue discount and payment-in-kind instruments.

To the extent that we invest in original issue discount or payment-in-kind (“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

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the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

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original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

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an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Adviser’s future base management fees which, thus, increases the Adviser’s future income incentive fees at a compounding rate;

•

market prices of PIK instruments and other zero coupon instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero coupon debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•	even if the conditions for income accrual under U.S. GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•

for accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

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the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash component of our investment company taxable income that may require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC; and

•	original issue discount may create a risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.

We may enter into a TRS agreement that exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.

A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Company would typically have to post collateral to cover this potential obligation. To the extent the Company complies with the applicable requirements of Rule 18f-4, the leverage incurred through TRS will not be considered a borrowing for purposes of the Company’s overall leverage limitation.

A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.

We may enter into repurchase agreements or reverse repurchase agreements.

Subject to our investment objectives and policies, we may invest in repurchase agreements as a buyer for investment and/or cash management purposes. Repurchase agreements typically involve the acquisition by us of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that we will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). We do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which we seek to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, we generally will seek to liquidate such collateral. However, the exercise of our right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, we could suffer a loss.

Subject to our investment objectives and policies, we invest in repurchase agreements as a seller, also known as a “reverse repurchase agreement.” Our use of reverse repurchase agreements involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional portfolio investments. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that we have sold but remains obligated to repurchase. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, we may be adversely affected. Also, in entering into reverse repurchase agreements, we would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements transactions, our NAV will decline, and, in some cases, we may be worse off than if we had not used such instruments.

We may enter into securities lending agreements.

We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, is at or above 150% immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. If the Company enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Investment Advisory Agreement, will invest the Company’s cash collateral in accordance with the Company’s investment objectives and strategies. The Company will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Company, as the lender, an amount equal to any dividends or interest received on the securities lent.

The Company may invest the cash collateral received only in accordance with its investment objectives, subject to the Company’s agreement with the borrower of the securities. In the case of cash collateral, the Company expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Company.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Company, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Company if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Company may also call such loans in order to sell the securities involved. When engaged in securities lending, the Company’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Company in permissible investments.

We may from time to time enter into credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.

We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.

A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.

Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.

A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.

Certain categories of credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Company. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives are considered as part of the value at risk provisions of Rule 18f-4. See “Risk Factors— Risks Related to Debt Financing.”

We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.

We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. These financial instruments may be purchased on exchanges or may be individually negotiated and traded in over-the-counter markets. Use of such financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Technological innovations and industry disruptions may negatively impact us.

Current trends in the market generally have been toward disrupting a traditional approach to an industry with technological innovation, and multiple young companies have been successful where this trend toward disruption in markets and market practices has been critical to their success. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that will compete with the Company and/ or its portfolio companies or alter the market practices the Company’s strategy has been designed to function within and depend on for investment return. Any of these new approaches could damage the Company’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments.

We may invest through various joint ventures.

From time to time, we may hold a portion of our investments through partnerships, joint ventures, securitization vehicles or other entities with third-party investors (collectively, “joint ventures”). Joint venture investments involve various risks, including risks similar to those associated with a direct investment in a portfolio company, the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners, the risk that a joint venture partner may become bankrupt or may at any time have economic or business interests or goals that are inconsistent with ours, the risk that a joint venture partner may be in a position to take action contrary to our objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner may have against the other, including in connection with foreclosure on partner loans, because of risks arising under state law. Our ability to exercise control or significant influence over management in these cooperative efforts will depend upon the nature of the joint venture arrangement, and certain joint venture arrangements may pose risks of impasse if no single party controls the joint venture, including the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners. In addition, we may, in certain cases, be liable for actions of our joint venture partners. The joint ventures in which we participate may sometimes be allocated investment opportunities that might have otherwise gone entirely to us, which may reduce our return on equity. Additionally, our joint venture investments may be held on an unconsolidated basis and at times may be highly leveraged. Such leverage would not count toward the investment limits imposed on us by the 1940 Act. If an investment in an unconsolidated joint venture were to be consolidated for any reason, the leverage of such joint venture could impact our ability to maintain the minimum coverage ratio of total assets to total borrowings and other senior securities required under the 1940 Act, which have an effect on our operations and investment activities. See “—We borrow money, which magnifies the potential for loss on amounts invested in us and may increase the risk of investing in us. Leverage may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.”

We are subject to risks associated with investing alongside other third parties.

We may invest in joint ventures alongside third parties through joint ventures, partnerships or other entities in the future. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that such third party may at any time have economic or business interests or goals which are inconsistent with ours, or may be in a position to take action contrary to our investment objectives. In addition, we may in certain circumstances be liable for actions of such third party.

More specifically, joint ventures involve a third party that has approval rights over activity of the joint venture. The third party may take actions that are inconsistent with our interests. For example, the third party may decline to approve an investment for the joint venture that we otherwise want the joint venture to make. A joint venture may also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowing by the joint venture is not included when calculating our total borrowing and related leverage ratios and is not subject to asset coverage requirements imposed by the 1940 Act. If the activities of the joint venture were required to be consolidated with our activities because of a change in U.S. GAAP rules or SEC staff interpretations, it is likely that we would have to reorganize any such joint venture.

We may syndicate co-investment opportunities, which may be costly.

From time to time, we may make an investment with the expectation of offering a portion of its interests therein as a co-investment opportunity to third-party investors. There can be no assurance that we will be successful in syndicating any such co-investment, in whole or in part, that the closing of such co-investment will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for us or that expenses incurred by us with respect to any such syndication will not be substantial. In the event that we are not successful in syndicating any such co-investment, in whole or in part, we may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make us more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by us that is not syndicated to co-investors as originally anticipated could significantly reduce our overall investment returns.

We may use a wide range of investment techniques that could expose us to a diverse range of risks.

The Adviser may employ investment techniques or invest in instruments that it believes will help achieve our investment objectives, whether or not such investment techniques or instruments are specifically defined herein, so long as such investments are consistent with our investment strategies and objectives and subject to applicable law. These investment techniques or instruments may not be thoroughly tested in the market before being employed and may have operational or theoretical shortcomings which could result in unsuccessful investments and, ultimately, losses to us. In addition, any such investment technique or instrument may be more speculative than other investment techniques or instruments specifically described herein and may involve material and unanticipated risks. There can be no assurance that the Adviser will be successful in implementing any such investment technique. Furthermore, the diversification and type of investments may differ substantially from our prior investments.

Risks Related to the Adviser and Its Affiliates

The Adviser and its affiliates, including our officers and some of our Trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.

The Adviser and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to the Adviser an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first business day of the month. Because the incentive fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns. See “Potential Conflicts of Interest.”

We may be obligated to pay the Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.

The Investment Advisory Agreement entitles the Adviser to receive Pre-Incentive Fee Net Investment Income Returns regardless of any capital losses. In such case, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.

In addition, any Pre-Incentive Fee Net Investment Income Returns may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.

There may be conflicts of interest related to obligations that the Adviser’s senior management and Investment Team have to Other Clients.

The members of the senior management and investment team of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to Other Clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, we will rely on the Adviser to manage our day-to-day activities and to implement our investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, the Adviser, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of its affiliated equipment funds. The Adviser and its officers and employees will devote only as much of its or their time to our business as the Adviser and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

We rely, in part, on the Adviser to assist with identifying investment opportunities and making investment recommendations to the Adviser. The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of the Adviser and its affiliates in a manner that the Adviser deems necessary and appropriate. See “Potential Conflict of Interest.”

The time and resources that individuals employed by the Adviser devote to us may be diverted and we may face additional competition due to the fact that individuals employed by the Adviser are not prohibited from raising money for or managing other entities that make the same types of investments that we target.

The Adviser and individuals employed by the Adviser are generally not prohibited from raising capital for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We may participate in certain transactions originated by the Adviser or its affiliates under our exemptive relief from the SEC that allows us to engage in co-investment transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate. Affiliates of the Adviser, whose primary business includes the origination of investments or investing in non-originated assets, engage in investment advisory business with accounts that compete with us. See “Potential Conflicts of Interest.”

Our equity or debt securities may be purchased by the Adviser or its affiliates.

Affiliates of the Adviser have purchased and in the future expect to purchase our equity or debt securities. The Adviser and its affiliates will not acquire our equity securities with the intention to resell or re-distribute such shares but may do so with respect to our debt securities. The purchase of such securities by the Adviser and its affiliates could create certain risks, including, but not limited to, the following:

•	the Adviser and its affiliates may have an interest in disposing of our securities at an earlier date so as to recover their investment in our securities;

•	substantial purchases of shares by the Adviser and its affiliates may limit the Adviser’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf; and

•	potential conflicts of interest, including related to the exercise of voting, consent or similar rights under our equity or debt securities.

The Adviser relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.

Our future success depends, to a significant extent, on the continued services of the officers and employees of the Adviser or its affiliates. The loss of services of one or more members of the Adviser’s management team, including members of its investment committee (the “Investment Committee”), could adversely affect our financial condition, business and results of operations. The Adviser does not have an employment agreement with any of these key personnel and we cannot guarantee that all, or any particular one, will remain affiliated with us and/or the Adviser. Further, we do not intend to separately maintain key person life insurance on any of these individuals.

The compensation we pay to the Adviser will be determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations.

The Investment Advisory Agreement will not be entered into on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of compensation we pay the Adviser may be less favorable to us than they might have been had an investment advisory agreement been entered into through arm’s-length transactions with an unaffiliated third party.

The Intermediary Manager’s influence on the Continuous Offering gives it the ability to increase the fees payable to the Adviser.

The Adviser is paid a base management fee calculated as a percentage of our net assets and unrelated to net income or any other performance base or measure. The Intermediary Manager, an affiliate of the Adviser will be incentivized to raise more proceeds in the Continuous Offering to increase our net assets, even if it would be difficult for us to efficiently deploy additional capital, which in turn would increase the base management fee payable to the Adviser.

There may be trademark risk, as we do not own the Blackstone name.

We do not own the Blackstone name, but we are permitted to use it as part of our corporate name pursuant to the Investment Advisory Agreement. Use of the name by other parties or the termination of the Investment Advisory Agreement may harm our business.

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in Qualifying Assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in Qualifying Assets could result in our failure to maintain our status as a BDC.

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act described as “qualifying” assets (“Qualifying Assets”) unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are Qualifying Assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not Qualifying Assets. Conversely, if we fail to invest a sufficient portion of our assets in Qualifying Assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a registered closed-end management investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of meeting the annual distribution requirement to qualify for taxation as a RIC under the Code, we may need to periodically access the capital markets to raise cash in order to fund new investments. We may issue “senior securities,” as defined under the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage meets the threshold set forth in the 1940 Act immediately after each such issuance. The 1940 Act currently requires an asset coverage of at least 150% (i.e., the amount of debt may not exceed two-thirds of the value of our assets). Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately-owned competitors, which may lead to greater shareholder dilution.

We borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could result in a corporate income tax to us. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our shares at a price per share, after deducting selling commissions and dealer manager fees, that is below our NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our shares, or warrants, options or rights to acquire our shares, at a price below the current NAV of our shares if our Board of Trustees, including our independent trustees, determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, as well as those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the fair value of such securities.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of our Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and generally we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Trustees. However, we may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between our interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in our best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments) with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, Trustees, investment advisers, sub-advisers or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by the Adviser, or entering into joint arrangements such as certain co-investments with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We have obtained exemptive relief from the SEC that allows us to engage in co-investment transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

The net proceeds from the sale of shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to create and maintain a broad portfolio of investments and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the 1940 Act, a “diversified” investment company is required to invest at least 75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such issuer. As a non-diversified investment company, we are not subject to this requirement. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company or to a general downturn in the economy. However, we will be subject to the diversification requirements applicable to RICs under Subchapter M of the Code.

Risks Related to Debt Financing

We borrow money, which magnifies the potential for loss on amounts invested in us and may increase the risk of investing in us. Leverage may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. Furthermore, the Company may add leverage to its portfolio through the issuance of preferred shares. Currently, the Company has no intention to issue preferred shares. The use of leverage involves increased risk, including increased variability of the Company’s net income, distributions and NAV in relation to market changes. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not used leverage. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser. The Company’s leverage strategy may not work as planned or achieve its goal.

We use and expect to continue to use leverage to finance our investments. The amount of leverage that we employ will depend on the Adviser’s and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to shareholders may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board of Trustees, a majority of whom are independent Trustees with no material interests in such transactions.

The Company may also enter into reverse repurchase agreements. Transactions under such agreements constitute leverage. When the Company enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Company’s assets. As a result, the use of such leverage transactions may increase fluctuations in the market value of the Company’s assets compared to what would occur without the use of such transactions. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Company reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, transacting under such agreement will lower the Company’s yield.

Although leverage has the potential to enhance overall returns that exceed the Company’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Company’s cost of funds. In addition, borrowings and reverse repurchase agreements or similar arrangements in which the Company may engage may be secured by the shareholders’ investments as well as by the Company’s assets and the documentation relating to such transactions may provide that during the continuance of a default under such arrangement, the interests of the holders of common shares may be subordinated to the interests of the Company’s lenders or debt holders.

Our credit facilities and unsecured notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a regulated investment company under the 1940 Act. A failure to renew our facilities or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition, results of operations, or liquidity.

See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” in our annual report on Form 10-K for the year ended December 31, 2022 for more information regarding our borrowings.

We may default under our credit facilities.

In the event we default under our credit facilities or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

The Notes present other risks to common shareholders, including the possibility that such notes could discourage an acquisition of us by a third party.

Certain provisions of the Notes and any other notes issued by us could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Notes may have the right, at their option, to require us to repurchase all of their notes or any portion of the principal amount of such Notes. These provisions could discourage an acquisition of us by a third party.

Failure to refinance our existing Notes could have a material adverse effect on our results of operations and financial position.

The Notes issued by us will mature at various dates in the future. If we are unable to refinance the Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional common shares or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position.

Provisions in a credit facility may limit our investment discretion.

A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In connection with one or more credit facilities entered into by the Company, distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.

In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.

In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.

The following table illustrates the effect of leverage on the total returns of common shares created by our use of borrowings at the weighted average stated interest rate of 6.82% as of June 30, 2023, together with (a) our total value of net assets as of June 30, 2023; (b) our approximately $24.4 billion in aggregate principal amount of indebtedness outstanding as of June 30, 2023 and (c) hypothetical annual returns on our portfolio of minus 10% to plus 10%. Actual expenses associated with borrowings or preferred shares, if issued, may vary frequently and may be significantly higher or lower than the rate used for the table below.

	Assumed Return on Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholders(1)	(28.67)%	(17.82)%	(6.98)%	3.87%	14.71%

(1)

The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of June 30, 2023. As a result, it has not been updated to take into account any changes in assets or leverage since June 30, 2023. Based on (i) $51.6 billion in total assets as of June 30, 2023, (ii) $24.4 billion in outstanding indebtedness at par, as of June 30, 2023, (iii) $23.8 billion in net assets as of June 30, 2023, and (iv) an annualized average interest rate, including fees (such as fees on undrawn amounts and amortization of financing costs), on our indebtedness, as of June 30, 2023, of 6.82%.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2023 total assets of at least 3.22%.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources” for more information regarding our borrowings.

Changes in interest rates may affect our cost of capital and net investment income.

Since we use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Adviser with respect to pre-incentive fee net investment income.

Compliance with SEC Rule 18f-4 governing derivatives and use of leverage may limit our investment discretion.

In connection with the adoption of Rule 18f-4 under the 1940 Act, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering positions in derivatives and certain financial instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), such as the Company, however, would not be subject to the full requirements of Rule 18f-4. Under Rule 18f-4, a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Company has adopted policies and procedures to comply with the requirements of the new rule. Compliance with Rule 18f-4 may limit our ability to use derivatives and/or enter into certain other financial contracts.

We have formed CLOs, and may form additional CLOs in the future, which may subject us to certain structured financing risks.

To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers. Depending on how these CLOs are structured, an interest in any such CLO held by us may be considered a “non-qualifying” portfolio investment for purposes of the 1940 Act.

For the CLOs we create, we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC tax treatment, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our qualification for taxation as a RIC, which would have a material adverse effect on an investment in the shares.

In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrowers, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

The manager for a CLO that we create may be the Company, the Adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent the Adviser or an affiliate other than the Company serves as manager and the Company is obligated to compensate the Adviser or the affiliate for such services, we, the Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional management fees to the Adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Company (and indirectly its shareholders) or any affiliate.

USE OF PROCEEDS

We estimate that net proceeds we will receive from the sale of the Notes in this offering will be approximately $                 million, after deducting the underwriting discounts and offering expenses payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount. We intend to use the net proceeds of this offering for the general corporate purposes of us and our subsidiaries.

We anticipate that we will use substantially all of the net proceeds of this offering for the above purposes within approximately six months after the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. We cannot assure you that we will achieve our targeted investment pace.

CAPITALIZATION

The following table sets forth our cash and capitalization as of June 30, 2023:

(1)	on an actual basis;

(2)	on an as adjusted basis giving effect to the offering of the Notes and the application of net proceeds from this offering as described in this prospectus under the caption “Use of Proceeds”.

You should read this table together with “Use of Proceeds” and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company and the consolidated financial statements and related notes thereto included elsewhere in this prospectus.

Dollar amounts are presented in thousands, except share data.

	Actual	As Adjusted for this Offering
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost: $46,107,745 at June 30, 2023)	$45,356,457	$
Non-controlled/affiliated investments (cost: $558 at June 30, 2023)	2,779
Controlled/affiliated investments (cost: $2,317,940 at June 30, 2023)	2,325,632
Total investments at fair value (cost: $48,426,243 at June 30, 2023)	47,684,868
Cash and cash equivalents (restricted cash of $3,701 at June 30, 2023)	1,389,032
Interest receivable from non-controlled/non-affiliate investments	559,248
Dividend receivable from controlled/affiliated investments	52,002
Receivable from broker	375,711
Deferred financing costs	110,532
Deferred offering costs	748
Receivable for investments sold	1,440,628
Subscription receivable	1,686
Derivate asset at fair value (Note 6)	—
Other assets	581

Total assets	$51,615,036	$

Liabilities
Debt (net of unamortized debt issuance costs of $89,965 at June 30, 2023)	$24,000,374	$
Payable for investments purchased	1,562,973
Management fees payable (Note 3)	75,636
Income based incentive fee payable (Note 3)	109,501
Interest payable	322,263
Derivative liability at fair value (Note 6)	275,381
Due to affiliates	43,493
Distribution payable (Note 9)	205,657
Payable for share repurchases (Note 9)	1,204,469
Accrued expenses and other liabilities	19,650
Notes offered hereby	—

Total liabilities	27,819,397

Commitments and Contingencies
Net Assets
Common stock, par value $0.001 per share (unlimited shares authorized; 957,303,603 shares issued and outstanding at June 30, 2023)	$9,573	$
Additional paid in capital	24,546,310
Distributable earnings (loss)	(760,244)
Total net assets	23,795,639

Total liabilities and net assets	$51,615,036	$

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The discussion and analysis of our financial condition and results of operations should be read in conjunction with “Financial Highlights” and our consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements, which relate to future events or the future performance or financial condition of the Company and involves numerous risks and uncertainties. Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for a discussion of uncertainties, risk and assumptions associated with these statements.

Overview and Investment Framework

We are a newly organized, externally managed, non-diversified closed-end management investment company that has elected to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on February 11, 2020, we are externally managed by the Adviser, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our Adviser is registered as investment adviser with the SEC. We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code.

Under our Investment Advisory Agreement, we have agreed to pay the Adviser an annual management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we have agreed to reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). If we change our 80% test, we will provide shareholders with at least 60 days’ notice of such change. Under normal circumstances we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through (i) first lien senior secured and unitranche loans (including first-out/last-out loans) and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans (for which we may serve as an anchor investor), club deals (generally investments made by a small group of investment firms) and other debt and equity securities (the investments described in this sentence, collectively, “Private Credit”). In limited instances we may retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position. To a lesser extent, we will also invest in publicly traded securities of large corporate issuers (“Opportunistic Credit”). We expect that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

Most of our investments will be in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in U.S. private companies), we also expect to invest to some extent in European and other non-U.S. companies, but do not expect to invest in emerging markets. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit funds. We generally will co-invest with other Blackstone Credit funds.

Key Components of Our Results of Operations

Investments

We focus primarily on loans and securities, including syndicated loans, of U.S. private companies. Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to private companies, the level of merger and acquisition activity for such companies, the general economic environment, trading prices of loans and other securities and the competitive environment for the types of investments we make.

Revenues

We generate revenues in the form of interest income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts. In addition, we generate revenue in the form of commitment, loan origination, structuring or diligence fees, fees for providing managerial assistance to our portfolio companies, and possibly consulting fees.

In addition, we generate revenue in the form of commitment, loan origination, structuring or diligence fees, fees for providing managerial assistance to our portfolio companies, and possibly consulting fees.

Expenses

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (a) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (b) our allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) our chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for us; and (iii) any internal audit group personnel of Blackstone or any of its affiliates; and (c) all other expenses of our operations, administrations and transactions.

From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.

Expense Support and Conditional Reimbursement Agreement

We have entered into an Expense Support Agreement with the Adviser. For additional information see “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 3. Fees, Expenses, Agreements and Related Party Transactions” in our audited financial statements for the year ended December 31, 2022 included elsewhere in this prospectus.

Portfolio and Investment Activity

For the three months ended June 30, 2023, we acquired $1,294.9 million aggregate principal amount of investments (including $383.0 million of unfunded commitments), $1,254.9 million of which was first lien debt and $40.0 million of which was second lien debt.

For the three months ended June 30, 2022, we acquired $12,205.7 million aggregate principal amount of investments (including $2,134.2 million of unfunded commitments), $11,545.0 million of which was first lien debt, $369.1 million of which was second lien debt, $68.9 million of which was structured finance investments and $222.7 million of which was equity (which includes a $69.2 million investment in our joint venture).

Our investment activity is presented below (information presented is at amortized cost unless otherwise indicated) (dollar amounts in thousands):

	As of and for the three months ended June 30,
	2023	2022
Investments:
Total investments, beginning of period	$48,711,985	$37,776,621
New investments purchased	897,969	10,008,896
Payment-in-kind interest capitalized	52,680	36,605
Net accretion of discount on investments	42,697	33,540
Net realized gain (loss) on investments	(76,141)	(17,565)
Investments sold or repaid	(1,202,947)	(697,070)

Total investments, end of period	$48,426,243	$47,141,027

Amount of investments funded at principal:
First lien debt investments	$871,878	$9,431,428
Second lien debt investments	40,000	350,389
Unsecured debt	—	—
Structured finance investments	—	68,875
Equity investments and Investments in Joint Ventures (4)	—	220,828

Total	$911,878	$10,071,520

Proceeds from investments sold or repaid:
First lien debt investments	$(1,166,370)	$(686,300)
Second lien debt investments	(35,750)	(1,770)
Unsecured debt	—	—
Structured finance investments	—	—
Equity investments and Investments in Joint Ventures	(827)	(9,000)

Total	$(1,202,947)	$(697,070)

	June 30, 2023	December 31, 2022
Number of portfolio companies	511	532
Weighted average yield on debt and income producing investments, at cost(1)(2)	11.50%	10.37%
Weighted average yield on debt and income producing investments, at fair value(1)(2)	11.69%	10.59%
Average loan to value (LTV)(3)	42.5%	43.6%
Percentage of debt investments bearing a floating rate, at fair value	99.9%	99.8%
Percentage of debt investments bearing a fixed rate, at fair value	0.1%	0.2%
Percentage of assets on non-accrual (5)	0.3%	0.1%

(1)

Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

(2)

As of June 30, 2023 and December 31, 2022, the weighted average total portfolio yield at cost was 10.82% and 9.75%, respectively. The weighted average total portfolio yield at fair value was 10.98% and 9.95%, respectively.

(3)

Includes all private debt investments for which fair value is determined by our Board in conjunction with a third-party valuation firm and excludes quoted assets. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recent quarter end.

(4)	Includes $0.0 million and $69.2 million of investments in our joint ventures for the three months ended June 30, 2023 and 2022, respectively.
(5)

As a percentage of total amortized cost of Investments (excluding Investments in Joint Ventures). Assets on non-accrual represented 0.2% and 0.0% of total fair value of Investments (excluding Investments in Joint Ventures) as of June 30, 2023 and December 31, 2022, respectively.

As of June 30, 2023, our portfolio companies had a weighted average annual EBITDA of $208.6 million. These calculations include all private debt investments for which fair value is determined by the Board in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted based on fair value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently estimated by us, and may reflect a normalized or adjusted amount. Accordingly, we make no representation or warranty in respect of this information.

For the year ended December 31, 2022, we acquired $33,770.9 million aggregate principal amount of investments (including $3,579.0 million of unfunded commitments), $30,283.5 million of which was first lien debt, $833.1 million of which was second lien debt, $38.9 million of which was unsecured debt, $129.8 million of which was structured finance investments, $252.8 million of which was equity and $2,232.7 million of investments in our joint ventures.

Our investment activity is presented below (information presented is at amortized cost unless otherwise indicated) (dollar amounts in thousands):

	As of and for the year ended December 31,
	2022	2021
Investments:
Total investments, beginning of period	$30,698,023	$—
New investments purchased (1)	28,498,983	34,311,996
Net accretion of discount on investments	147,923	38,201
Net realized gain (loss) on investments (6)	(252,197)	12,796
Investments sold or repaid (7)	(9,157,436)	(3,664,970)

Total investments, end of period	$49,935,296	$30,698,023

Amount of investments funded at principal:
First lien debt investments	$26,775,118	$31,929,838
Second lien debt investments	764,387	1,982,239
Unsecured debt	38,949	81,418
Structured finance investments	129,811	288,700
Equity investments and Investments in Joint Ventures (5)	2,483,632	528,924

Total	$30,191,897	$34,811,119

Proceeds from investments sold or repaid:
First lien debt investments	$(8,637,315)	$(3,413,413)
Second lien debt investments	(448,327)	(177,391)
Unsecured debt	(24,922)	(74,166)
Structured finance investments	(6,100)	—
Equity investments	(40,770)	—

Total	$(9,157,434)	$(3,664,970)

Number of portfolio companies	532	454
Weighted average yield on debt and income producing investments, at cost(2)(3)	10.37%	6.71%
Weighted average yield on debt and income producing investments, at fair value(2)(3)	10.59%	6.69%
Average loan to value (LTV)(4)	43.6%	42.7%
Percentage of debt investments bearing a floating rate, at fair value	99.8%	99.6%
Percentage of debt investments bearing a fixed rate, at fair value	0.2%	0.4%

(1)	Includes payment-in-kind (“PIK”) interest capitalized, which increases the loan principal.
(2)

Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

(3)

As of December 31, 2022 and 2021, the weighted average total portfolio yield at cost was 9.75% and 6.59%, respectively. The weighted average total portfolio yield at fair value was 9.95% and 6.57%, respectively.

(4)

Includes all private debt investments for which fair value is determined by our Board in conjunction with a third-party valuation firm and excludes quoted assets. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recent quarter end.
(5)	Includes $2,232.7 million of investments in our joint ventures for the year ended December 31, 2022. There were no investments in our joint ventures in the year ended December 31, 2021.
(6)	Net realized gain (loss) on investments includes $9.9 million of net realized losses related to investments contributed in-kind to our joint ventures for the year ended December 31, 2022.
(7)

Investments sold or repaid includes the amortized cost of First lien debt investments and Second lien debt investments of $354.7 million and $114.6 million, respectively, related to investments contributed in-kind to our joint ventures for the year ended December 31, 2022.

As of December 31, 2022 and 2021, our portfolio companies had a weighted average annual EBITDA of $189 million and $150 million, respectively. These calculations include all private debt investments for which fair value is determined by the Board in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted based on fair value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently estimated by us, and may reflect a normalized or adjusted amount. Accordingly, we make no representation or warranty in respect of this information.

Our investments consisted of the following (dollar amounts in thousands):

	June 30, 2023
	Cost	Fair value	% of Total Investments at Fair Value
First lien debt	$43,137,695	$42,545,377	89.22%
Second lien debt	2,019,112	1,849,083	3.88
Unsecured debt	—	—	—
Structured finance investments	409,754	377,673	0.79
Investments in joint ventures	2,120,206	2,130,208	4.47
Equity investments(1)	739,476	782,527	1.64

Total	$48,426,243	$47,684,868	100.00%

(1)	Includes equity investment in SLC.

		December 31, 2022		December 31, 2021
	Cost	Fair value	% of Total Investments at Fair Value	Cost	Fair Value	% of Total Investments at Fair Value
First lien debt	$44,461,300	$43,710,812	89.37%	$28,076,107	$28,143,451	91.39%
Second lien debt	2,074,849	1,872,806	3.83	1,799,656	1,813,872	5.89
Unsecured debt	17,583	13,948	0.03	6,061	5,842	0.02
Structured finance investments	409,633	365,269	0.75	287,275	286,610	0.93
Investments in joint ventures	2,232,706	2,188,394	4.47	—	—	—
Equity investments(1)	739,225	757,379	1.55	528,924	545,918	1.77

Total	$49,935,296	$48,908,608	100.00%	$30,698,023	$30,795,693	100.00%

(1)	Includes equity investment in SLC.

As of June 30, 2023 and December 31, 2022, two borrowers (across three loans) and one borrower in the portfolio were on non-accrual status, respectively. As of December 31, 2021, zero loans in the portfolio were on non-accrual status.

As of June 30, 2023 and December 31, 2022, on a fair value basis, approximately 99.9% and 99.8%, respectively, of our performing debt investments bore interest at a floating rate and approximately 0.1% and 0.2%, respectively, of our performing debt investments bore interest at a fixed rate. As of December 31, 2021, on a fair value basis, 99.6% of performing debt investments bore interest at a floating rate 0.4% of performing debt investments bore interest at a fixed rate.

BCRED Emerald JV LP

BCRED Emerald JV LP (“Emerald JV”), a Delaware limited liability company, was formed as a joint venture between the Company and a large North American pension fund (the “Emerald JV Partner”), and commenced operations on January 18, 2022 and operates under a limited liability company agreement. The Emerald JV’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies or in broadly syndicated loans.

As of June 30, 2023, the Company and the Emerald JV Partner have committed to contribute up to $2,250.0 million and $750.0 million, respectively, of capital to the Emerald JV. As of June 30, 2023 the Company had contributed $2,002.5 million and the Emerald JV Partner had contributed $667.5 million of capital and $247.5 million and $82.5 million of capital remained uncalled from the Company and the Emerald JV Partner, respectively. The Company and the Emerald JV partner own 75% and 25%, respectively, of the equity ownership interest of the Emerald JV. The Company and the Emerald JV Partner, through their joint control of the Emerald JV’s General Partner, have equal control of the Emerald JV’s investment decisions, the decision to call additional capital up to the amounts committed by the Company and the Emerald JV Partner, the decision to return capital or to make distributions, and generally all other decisions in respect of the Emerald JV must be approved by the Emerald JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Company and the Emerald JV Partner. The Company does not consolidate the Emerald JV.

As of June 30, 2023, the Emerald JV had total investments at fair value of $5,664.2 million. The following table is a summary of JV’s portfolio as of June 30, 2023 and December 31, 2022.

	June 30, 2023	December 31, 2022
Total senior secured debt investments at fair value	$5,530,227	$5,722,448
Number of portfolio companies	301	443
Weighted average yield on debt and income producing investments, at fair value(2)	11.64%	10.88%
Weighted average yield on debt and income producing investments, at cost(2)	11.53%	10.72%
Percentage of debt portfolio at floating interest rates(1)	99.8%	93.5%
Percentage of debt portfolio at fixed interest rates(1)	0.2%	6.5%
Percentage of assets on non-accrual(1)	0.1%	0.2%

(1)

As a percentage of total amortized cost of Investments of Emerald JV. Assets on non-accrual represented 0.1% and 0.1% of total fair value of Investments of Emerald JV as of June 30, 2023 and December 31, 2022, respectively.

(2)

Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b)

total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

BCRED Verdelite JV

BCRED Verdelite JV LP (“Verdelite JV”), a Delaware limited liability company, was formed as a joint venture between the Company and an entity managed by an alternative credit management investment firm with a specialized focus on structured and syndicated credit, including CLO management (the “Verdelite JV Partner”), and commenced operations on October 21, 2022 and operates under a limited liability company agreement. The Verdelite JV’s principal purpose is to make investments, primarily in broadly syndicated loans.

As of June 30, 2023, the Company and the Verdelite JV Partner have committed to contribute up to $147.0 million and $21.0 million of capital, respectively, to the Verdelite JV. The Company and the Verdelite JV partner own 87.5% and 12.5%, respectively, of the equity ownership interest of the Verdelite JV. The Company and the Verdelite JV Partner, through their joint control of the Verdelite JV’s General Partner, have equal control of the Verdelite JV’s investment decisions, the decision to call additional capital up to the amounts committed by the Company and the Verdelite JV Partner, the decision to return capital or to make distributions, and generally all other decisions in respect of the Verdelite JV must be approved by the Verdelite JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Company and the Verdelite JV Partner. The Company does not consolidate the Verdelite JV.

As of June 30, 2023, the Verdelite JV had total investments at fair value of $452.3 million. The following table is a summary of JV’s portfolio as of June 30, 2023 and December 31, 2022:

	June 30, 2023	December 31, 2022
Total senior secured debt investments at fair value	$452,343	$490,615
Number of portfolio companies	144	129
Weighted average yield on debt and income producing investments, at fair value(2)	9.87%	9.25%
Weighted average yield on debt and income producing investments, at cost(2)	9.96%	9.16%
Percentage of debt portfolio at floating interest rates(1)	100.00%	100.00%
Percentage of debt portfolio at fixed interest rates(1)	0.00%	0.00%
Percentage of assets on non-accrual(1)	0.0%	0.0%

(1)	Verdelite JV had no assets on non-accrual as of June 30, 2023 and December 31, 2022.

(2)

Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

For additional information on the Emerald JV and Verdelite JV, including a listing of portfolio investments for each, see “Item 1. Financial Statements—Notes to Condensed Consolidated Financial Statements—Note 11. Joint Ventures” in our unaudited financial statements for the quarterly period ended June 30, 2023.

Results of Operations

The following table represents our operating results (dollar amounts in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Total investment income	$1,407,305	$736,837	$2,743,047	$1,292,523
Net expenses	651,528	304,338	1,290,173	522,203

Net investment income before excise tax	755,777	432,499	1,452,874	770,320
Excise tax expense	5,691	175	13,433	292

Net investment income after excise tax	750,086	432,324	1,439,441	770,028
Net unrealized appreciation (depreciation)	12,145	(864,100)	168,328	(950,676)
Net realized gain (loss)	(79,425)	(13,931)	(172,108)	(11,316)

Net increase (decrease) in net assets resulting from operations	$682,806	$(445,707)	$1,435,661	$(191,964)

	Year Ended December 31, 2022	Year Ended December 31, 2021
Total investment income	$3,602,347	$810,440
Net expenses	1,616,795	303,024

Net investment income before excise tax	1,985,552	507,416

Excise tax expense	975	—

Net investment income after excise tax	1,984,577	507,416
Net unrealized appreciation (depreciation)	(1,045,678)	103,901
Net realized gain (loss)	(275,829)	16,565

Net increase (decrease) in net assets resulting from operations	$663,070	$627,882

Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. As a result, comparisons may not be meaningful.

Investment Income

Investment income, was as follows (dollar amounts in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Interest income	$1,274,647	$667,704	$2,506,394	$1,180,511
Payment-in-kind interest income	51,664	31,373	92,484	52,792
Dividend income	80,610	24,312	142,788	45,123
Fee income	384	13,448	1,381	14,097

Total investment income	$1,407,305	$736,837	$2,743,047	$1,292,523

	Year Ended December 31, 2022	Year Ended December 31, 2021
Interest income	$3,330,329	$768,141
Payment-in-kind interest income	129,475	9,267
Dividend income	114,604	2,209
Fee income	27,939	30,823

Total investment income	$3,602,347	$810,440

Total investment income increased to $1,407.3 million for the three months ended June 30, 2023 from $736.8 million for the same period in the prior year primarily driven by our deployment of capital, increased benchmark interest rates driving increased interest income from our investments and dividend income from our joint ventures. The size of our investment portfolio increased to $47,684.9 million at June 30, 2023 from $46,225.9 million at June 30, 2022. Included in investment income for the three months ended June 30, 2023 is dividend income of $80.6 million received from our Emerald JV and Verdelite JV joint ventures and our investment in Specialty Lending Company LLC (“SLC”).

Total investment income increased to $2,743.0 million for the six months ended June 30, 2023 from $1,292.5 million for the same period in the prior year primarily driven by our deployment of capital, increased benchmark interest rates driving increased interest income from our investments and dividend income from our joint ventures. Included in investment income for the six months ended June 30, 2023 is dividend income of $142.8 million received from our Emerald JV and Verdelite JV joint ventures and our investment in SLC.

Total investment income increased to $3,602.3 million for the year ended December 31, 2022, compared to $810.4 million for the year ended December 31, 2021, driven by our deployment of capital, increased benchmark interest rates driving increased interest income from our investments and dividend income from our joint ventures. The size of our investment portfolio grew to $48,908.6 million at December 31, 2022 from $30,795.7 million at December 31, 2021. Included in investment income is dividend income of $112.5 million received from our Emerald JV and Verdelite JV joint ventures and our investment in SLC for the year ended December 31, 2022, compared to $1.8 million received from our investment in SLC for the year ended December 31, 2021.

While rising interest rates have favorably impacted our investment income during the three and six months ended June 30, 2023, further interest rate increases and the resulting higher cost of capital have the potential to negatively impact the free cash flow and credit quality of certain borrowers which could impact their ability to make principal and interest payments. If such interest rate increases occur concurrently with a period of economic weakness or a slowdown in growth, our borrowers’ and/or our portfolio performance may be negatively impacted. Further, significant market dislocation as a result of changing economic conditions could limit the liquidity of certain assets traded in the credit markets, and this could impact our ability to sell such assets at attractive prices or in a timely manner.

Expenses

Expenses were as follows (dollar amounts in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Interest expense	$438,599	$158,169	$874,822	$271,559
Management fees	75,635	64,941	149,238	115,568
Income based incentive fees	109,501	62,964	210,259	111,112
Capital gains incentive fees	—	(4,557)	—	(15,059)
Distribution and shareholder servicing fees
Class S	16,297	12,439	31,688	21,892
Class D	121	538	681	921
Professional fees	3,959	3,939	7,980	5,627
Board of Trustees’ fees	240	208	464	402
Administrative service expenses	1,432	1,007	3,354	2,193
Other general & administrative	4,728	3,476	9,372	5,846
Amortization of continuous offering costs	1,016	1,214	2,315	2,142

Total expenses (before excise tax)	$651,528	$304,338	$1,290,173	$522,203

	Year Ended December 31, 2022	Year Ended December 31, 2021
Interest expense	$990,538	$144,929
Management fees	259,944	74,560
Income based incentive fee	288,892	71,500
Capital gains incentive fee	(15,058)	15,058
Distribution and shareholder servicing fees
Class S	50,424	11,752
Class D	2,302	338
Professional fees	12,917	3,533
Board of Trustees’ fees	877	563
Administrative service expenses	5,767	2,094
Other general & administrative	15,156	6,491
Organization costs	—	1,090
Amortization of continuous offering costs	5,036	4,217

Total expenses	1,616,795	336,125
Expense support	—	(2,199)
Recoupment of expense support	—	2,199
Management fees waived	—	(18,231)
Incentive fees waived	—	(14,870)

Net expenses	$1,616,795	$303,024

Interest Expense

Total interest expense (including unused fees, amortization of deferred financing costs and accretion of net discounts on unsecured debt) increased to $438.6 million for the three months ended June 30, 2023 compared to $158.2 million for the same period in the prior year primarily driven by increased borrowings under our credit facilities and our unsecured note and debt securitization issuances and an increase in the weighted average interest rate on our borrowings. The average principal outstanding increased to $25,238.7 million for the three months ended June 30, 2023 from $21,268.1 million for the same period in the prior year in addition to an increase in our weighted average interest rate to 6.82% for the three months ended June 30, 2023 from 2.86% for the same period in the prior year.

Total interest expense (including unused fees, amortization of deferred financing costs and accretion of net discounts on unsecured debt) increased to $874.8 million for the six months ended June 30, 2023 compared to $271.6 million for the same period in the prior year primarily driven by increased borrowings under our credit facilities and our unsecured note and debt securitization issuances and an increase in the weighted average interest rate on our borrowings. The average principal outstanding increased to $26,189.5 million for the six months ended June 30, 2023 from $19,693.5 million for the same period in the prior year in addition to an increase in our weighted average interest rate to 6.56% for the six months ended June 30, 2023 from 2.67% for the same period in the prior year.

Total interest expense (including unused fees, amortization of deferred financing costs and accretion of net discounts on unsecured debt) increased to $990.5 million for the year ended December 31, 2022 compared to $144.9 million for the year ended December 31, 2021, primarily driven by increased borrowings under our credit facilities and our unsecured note and debt securitization issuances. The average principal outstanding increased to $23,930.7 million from $6,153.4 million in the prior year.

Management Fees

Management fees increased to $75.6 million for the three months ended June 30, 2023 compared to $64.9 million for the same period in the prior year primarily due to an increase in net assets.

Management fees increased to $149.2 million for the six months ended June 30, 2023 compared to $115.6 million for the same period in the prior year primarily due to an increase in net assets.

Management fees increased to $259.9 million for the year ended December 31, 2022 compared to $74.6 million for the year ended December 31, 2021 primarily due to an increase in net assets. The Adviser waived management fees from inception through July 7, 2021, which resulted in a waiver of $18.2 million for the year ended December 31, 2021. There was no waiver for the year ended December 31, 2022.

Income Based Incentive Fees

Income based incentive fees increased to $109.5 million for the three months ended June 30, 2023 compared to $63.0 million for the same period in the prior year primarily due to an increase in pre-incentive fee net investment income. Pre-incentive fee net investment income increased to $876.0 million for the three months ended June 30, 2023 from $503.7 million for the same period in the prior year.

Income based incentive fees increased to $210.3 million for the six months ended June 30, 2023 compared to $111.1 million for the same period in the prior year primarily due to an increase in pre-incentive fee net investment income. Pre-incentive fee net investment income increased to $1,682.1 million for the six months ended June 30, 2023 from $888.9 million for the same period in the prior year.

Income based incentive fees increased to $288.9 million for the year ended December 31, 2022 compared to $71.5 million for the year ended December 31, 2021 primarily due to an increase in pre-incentive fee net investment income. The Adviser waived income based incentive fees from inception through July 7, 2021, which resulted in a waiver of $14.9 million for the year ended December 31, 2021. There was no waiver for the year ended December 31, 2022.

Capital Gains Based Incentive Fees

We accrued no capital gains incentive fees for the three and six months ended June 30, 2023. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less in the prior period. If such cumulative amount is negative, then there is no accrual.

We accrued capital gains based incentive fees of $(15.1) million for the year ended December 31, 2022, attributable to net realized and unrealized loss of $1,321.5 million. The reversal of previously accrued incentive fees was attributable to net realized and unrealized losses in the current year. The accrual for any capital gains incentive fee under U.S. GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less in the prior period. If such cumulative amount is negative, then there is no accrual.

Other Expenses

Total other expenses were $27.8 million for the three months ended June 30, 2023, primarily comprised of $16.4 million of distribution and shareholder servicing fees paid with respect to Class S and Class D investors, $4.0 million of professional fees (including legal, rating agencies, audit, tax, valuation, technology and other professional fees related to management of the Company), and $4.7 million of general and administrative expenses (including insurance, filing, research, and fees paid to our sub-administrator and transfer agent). The increase compared to the prior year was primarily driven by the costs attributable to increased subscriptions to our Class S shares and the increased cost of servicing a larger investment portfolio.

Total other expenses were $55.9 million for the six months ended June 30, 2023, primarily comprised of $32.4 million of distribution and shareholder servicing fees paid with respect to Class S and Class D investors, $8.0 million of professional fees (including legal, rating agencies, audit, tax, valuation, technology and other professional fees related to management of the Company), and $9.4 million of general and administrative expenses (including insurance, filing, research, and fees paid to our sub-administrator and transfer agent). The increase compared to the prior year was primarily driven by the costs attributable to increased subscriptions to our Class S and the increased cost of servicing a larger investment portfolio.

Total other expenses were $92.5 million for the year ended December 31, 2022, primarily comprised of $52.7 million of distribution and shareholder servicing fees paid with respect to Class S and Class D investors, $12.9 million of professional fees (including legal, rating agencies, audit, tax, valuation, technology and other professional fees related to management of the Company), and $15.2 million of general and administrative expenses (including insurance, filing, research, and fees paid to our sub-administrator and transfer agent). The increase compared to the prior year was primarily driven by the costs attributable to increased subscriptions to our Class S and Class D shares, servicing a growing investment portfolio, and increased borrowings through the establishment of new financing facilities and the issuance of unsecured notes and debt securitizations.

Income Taxes, Including Excise Taxes

We elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to eliminate any entity level corporate income tax, the Company must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income.

In addition, based on the excise tax distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.

For the three months ended June 30, 2023 and 2022, the Company accrued $5.7 million and $0.2 million, respectively, of U.S. federal excise tax.

For the six months ended June 30, 2023 and 2022, the Company accrued $13.4 million and $0.3 million, respectively, of U.S. federal excise tax.

For the years ended December 31, 2022 and 2021, the Company incurred $1.0 million and $0.0 million, respectively, of U.S. federal excise tax.

Net Unrealized Gain (Loss)

Net unrealized gain (loss) was comprised of the following (dollar amounts in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net unrealized gain (loss) on investments	$19,694	$(875,893)	$189,077	$(949,007)
Net unrealized gain (loss) on derivative instruments	(3,026)	11,793	(14,966)	(1,669)
Net unrealized gain (loss) on foreign currency and other transactions	(4,523)	—	(5,783)	—

Net unrealized gain (loss)	$12,145	$(864,100)	$168,328	$(950,676)

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net unrealized gain (loss) on investments	$(1,050,537)	$113,329
Foreign currency forward contracts	(4,301)	1,505
Foreign currency transactions	9,160	(10,933)

Net unrealized gain (loss)	$(1,045,678)	$103,901

For the three months ended June 30, 2023, we had net unrealized gains on investments of $19.7 million, compared to net unrealized losses on investments of $875.9 million for the same period in the prior year. The fair value of our debt investments as a percentage of principal remained flat at 96.6% as of March 31, 2023 and June 30, 2023.

For the three months ended June 30, 2023, we had net unrealized losses of $3.0 million and $4.5 million on foreign currency forward contracts and foreign currency transactions, respectively, primarily as a result of fluctuations in the GBP and SEK exchange rates vs. USD.

For the six months ended June 30, 2023, we had net unrealized gains on investments of $189.1 million, primarily driven by an increase in the fair value of our debt investments, compared to net unrealized losses on investments of $949.0 million for the same period in the prior year. The fair value of our debt investments as a percentage of principal increased by 0.3%, from 96.3% as of December 31, 2022 to 96.6% as of June 30, 2023, driven by strong portfolio company fundamentals and changes in the economic outlook.

For the six months ended June 30, 2023, we had net unrealized losses of $15.0 million and $5.8 million on foreign currency forward contracts and foreign currency transactions, respectively, primarily as a result of fluctuations in the GBP and SEK exchange rates vs. USD.

For the year ended December 31, 2022, we had net unrealized losses on investments of $1,050.5 million, compared to net unrealized gains on investments of $113.3 million during the prior year, which were primarily driven by a decrease in the fair value of our debt investments. The fair value of our debt investments as a percentage of principal decreased by 2.3%, from 98.6% as of December 31, 2021 to 96.3% as of December 31, 2022, partially due to inflation and changes in the economic outlook during the year ended December 31, 2022.

For the year ended December 31, 2022, we had net unrealized losses of $4.3 million and net unrealized gains of $9.2 million on foreign currency forward contracts and foreign currency transactions, respectively, primarily as a result of fluctuations in the GBP, CAD and EUR exchange rates.

Net Realized Gain (Loss)

The realized gains and losses on fully exited and partially exited investments comprised of the following (dollar amounts in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net realized gain (loss) on investments	$(76,141)	$(17,565)	$(177,837)	$(15,903)
Net realized gain (loss) on derivative instruments	(2,464)	—	2,306	—
Net realized gain (loss) on foreign currency and other transactions	(820)	3,634	3,423	4,587

Net realized gain (loss)	$(79,425)	$(13,931)	$(172,108)	$(11,316)

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net realized gain (loss) on investments	$(252,197)	$12,796
Net realized gain (loss) on derivative instruments	(43,104)	—
Net realized gain (loss) on forward purchase obligation	—	3,709
Net realized gain (loss) on syndicated warehouse agreement	—	2,334
Net realized gain (loss) on translation of assets and liabilities in foreign currencies and other transactions	19,472	(2,274)

Net realized gain (loss)	$(275,829)	$16,565

For the three and six months ended June 30, 2023, we generated net realized losses on investments of $76.1 million and $177.8 million respectively, which was primarily from full or partial sales of our debt investments.

For the three months ended June 30, 2023, we additionally incurred net realized losses of $2.5 million, on derivative assets and derivative liabilities from the settlement of our foreign currency derivative transactions and net realized losses of $0.8 million on foreign currency translations and other transactions.

The net realized losses on investments for the six months ended June 30, 2023 were partially offset by net realized gains of $2.3 million on derivative assets and derivative liabilities from the settlement of our foreign currency derivative transactions and net realized gains of $3.4 million on foreign currency translations primarily as a result of fluctuations in the GBP and NOK exchange rates vs. USD.

For the year ended December 31, 2022, we generated net realized losses on investments of $252.2 million, which was primarily from full or partial sales of our debt investments. Additionally, we generated net realized losses of $43.1 million on derivative assets and derivative liabilities from the settlement of our foreign currency derivative transactions. These items were partially offset by net realized gains of $19.5 million on foreign currency translations primarily as a result of fluctuations in the GBP, CAD, EUR and SEK exchange rates vs. USD.

Financial Condition, Liquidity and Capital Resources

We generate cash primarily from the net proceeds of our continuous offering of Common Shares, proceeds from net borrowings on our credit facilities and unsecured debt issuances, income earned and repayments on principal on our debt investments. The primary uses of our cash and cash equivalents are for (i) originating and purchasing debt and other investments, (ii) funding the costs of our operations (including fees paid to our Adviser and expense reimbursements paid to our Administrator), (iii) debt service, repayment and other financing costs of our borrowings, (iv) funding repurchases under our share repurchase program and (v) cash distributions to the holders of our shares.

As of June 30, 2023 and December 31, 2022, our debt consisted of asset based leverage facilities, revolving credit facility, unsecured note issuances, short term borrowings related to repurchase obligations and debt securitizations. We have and will continue to, from time to time, enter into additional credit facilities, increase the size of our existing credit facilities or issue additional debt securities, including debt securitizations, unsecured debt and other forms of debt. Any such incurrence or issuance may be from sources within the U.S. or from various foreign geographies or jurisdictions, and may be denominated in currencies other than the U.S. Dollar. Additionally, any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 150%. As of June 30, 2023 and December 31, 2022, we had an aggregate principal amount of $24,359.9 million and $26,842.2 million, of debt securities outstanding and our asset coverage ratio was 197.7% and 184.5%, respectively.

Cash and cash equivalents as of June 30, 2023, taken together with our $10,713.1 million of unused capacity under our credit facilities (subject to borrowing base availability), proceeds from new or amended financing arrangements and the continuous offering of our Common Shares is expected to be sufficient for our investing activities and to conduct our operations in the near term. This determination is based in part on our expectations for the timing of funding investment purchases and the timing and amount of future proceeds from sales of our Common Shares and the use of existing and future financing arrangements. As of June 30, 2023, we had significant amounts payable and commitments for new investments, which we planned to fund using proceeds from offering our Common Shares and available borrowing capacity under our credit facilities. Additionally, we held $5,453.3 million of Level 2 debt investments as of June 30, 2023, which could provide additional liquidity if necessary.

Cash and cash equivalents as of December 31, 2022, taken together with our $9,195.6 million of unused capacity under our credit facilities (subject to borrowing base availability), proceeds from new or amended financing arrangements and the continuous offering of our Common Shares is expected to be sufficient for our investing activities and to conduct our operations in the near term. This determination is based in part on our expectations for the timing of funding investment purchases and the timing and amount of future proceeds from sales of our Common Shares and the use of existing and future financing arrangements. As of December 31, 2022, we had significant amounts payable and commitments for new investments, which we planned to fund using proceeds from offering our Common Shares and available borrowing capacity under our credit facilities. Additionally, we held $6,973.2 million of Level 2 debt investments as of December 31, 2022, which could provide additional liquidity if necessary.

Although we have historically been able to obtain sufficient borrowing capacity, a deterioration in economic conditions or any other negative economic developments could restrict our access to financing in the future. We may not be able to find new financing for future investments or liquidity needs and, even if we are able to obtain such financing, such financing may not be on as favorable terms as we have previously obtained. These factors may limit our ability to make new investments and adversely impact our results of operations.

As of June 30, 2023, we had $1,389.0 million in cash and cash equivalents. During the six months ended June 30, 2023, cash provided by operating activities was $2,927.2 million, primarily as a result of proceeds from repayments on and sale of investments of $3,191.6 million and an increase in payables for investments purchases of $217.4 million, partially offset by funding portfolio investments of $1,677.8 million. Cash used in financing activities was $2,884.9 million during the period, primarily as a result of $2,056.2 million of share repurchases and $2,580.0 million of net borrowings, partially offset by $2,426.9 million of subscriptions.

As of December 31, 2022, we had $1,351.9 million in cash and cash equivalents. During the year ended December 31, 2022, cash used in operating activities was $18,185.7 million, primarily as a result of funding portfolio investments of $27,899.5 million and partially offset by proceeds from sale of investments of $8,698.0 million and an increase in payables for investments purchases of $348.2 million and interest payable of $265.7 million. Cash provided by financing activities was $18,895.7 million during the period, primarily as a result of $12,363.2 million of subscriptions and net borrowings of $8,553.0 million.

Equity

The following table presents transactions in the Common Shares (dollars in thousands except share amounts):

	For the three months ended June 30, 2023
	Shares	Amount
CLASS I
Subscriptions	40,025,888	$991,563
Share transfers between classes	801,656	19,887
Distributions reinvested	7,486,630	185,625
Share repurchases	(43,026,051)	(1,069,628)
Early repurchase deduction	—	21

Net increase (decrease)	5,288,123	$127,468

CLASS S
Subscriptions	21,551,333	$534,160
Share transfers between classes	(338,831)	(8,406)
Distributions reinvested	3,241,102	80,362
Share repurchases	(5,289,207)	(131,490)
Early repurchase deduction	—	30

Net increase (decrease)	19,164,397	$474,656

CLASS D
Subscriptions	810,907	$20,071
Share transfers between classes	(462,803)	(11,481)
Distributions reinvested	28,518	707
Share repurchases	(134,805)	(3,351)
Early repurchase deduction	—	—

Net increase (decrease)	241,817	$5,946

Total net increase (decrease)	24,694,337	$608,070

The following table presents transactions in the Common Shares (dollars in thousands except share amounts):

	For the six months ended June 30, 2023
	Shares	Amount
CLASS I
Subscriptions	58,996,813	$1,461,821
Share transfers between classes	45,581,902	1,131,859
Distributions reinvested	14,358,610	355,737
Share repurchases	(73,344,305)	(1,820,611)
Early repurchase deduction	—	78

Net increase (decrease)	45,593,020	$1,128,884

CLASS S
Subscriptions	36,034,142	$892,824
Share transfers between classes	(1,706,270)	(42,140)
Distributions reinvested	6,294,698	155,962
Share repurchases	(10,609,545)	(263,275)
Early repurchase deduction	—	169

Net increase (decrease)	30,013,025	$743,540

CLASS D
Subscriptions	2,922,621	$72,284
Share transfers between classes	(43,876,202)	(1,089,719)
Distributions reinvested	634,300	15,705
Share repurchases	(557,743)	(13,827)
Early repurchase deduction	—	11

Net increase (decrease)	(40,877,024)	$(1,015,546)

Total net increase (decrease)	34,729,021	$856,878

The following table presents transactions in the Common Shares during the year ended December 31, 2022 (dollars in thousands except share amounts):

	Shares	Amount
CLASS I
Subscriptions	299,758,354	$7,657,964
Share transfers between classes	2,883,597	72,944
Distributions reinvested	20,643,452	520,100
Share repurchases	(78,639,416)	(1,938,513)
Early repurchase deduction	—	3,833

Net increase (decrease)	244,645,987	$6,316,328

CLASS S
Subscriptions	151,557,777	$3,867,398
Share transfers between classes	(1,117,876)	(27,793)
Distributions reinvested	8,108,844	204,169
Share repurchases	(8,432,731)	(208,436)
Early repurchase deduction	—	828

Net increase (decrease)	150,116,014	$3,836,166

CLASS D
Subscriptions	32,952,511	$837,827
Share transfers between classes	(1,765,721)	(45,151)
Distributions reinvested	1,465,842	36,842
Share repurchases	(671,166)	(16,537)
Early repurchase deduction	—	104

Net increase (decrease)	31,981,466	$813,085

Total net increase (decrease)	426,743,467	$10,965,579

Distributions and Distribution Reinvestment Plan

The following table presents the Company’s distributions declared and payable for the six months ended June 30, 2023 (dollar amounts in thousands, except per share amounts):

Declaration Date	Record Date	Payment Date	Class I
			Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.2100	$125,726
February 24, 2023	February 28, 2023	March 29, 2023	0.2100	127,513
March 23, 2023	March 31, 2023	April 28, 2023	0.2100	138,990
April 19, 2023	April 30, 2023	May 26, 2023	0.2100	135,044
May 17, 2023	May 31, 2023	June 27, 2023	0.2100	137,362
June 20, 2023	June 30, 2023	July 27, 2023	0.2100	142,770

			$1.2600	$807,405

Declaration Date	Record Date	Payment Date	Class S
			Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.1926	$55,316
February 24, 2023	February 28, 2023	March 29, 2023	0.1924	56,106
March 23, 2023	March 31, 2023	April 28, 2023	0.1924	57,471
April 19, 2023	April 30, 2023	May 26, 2023	0.1925	58,078
May 17, 2023	May 31, 2023	June 27, 2023	0.1924	59,351
June 20, 2023	June 30, 2023	July 27, 2023	0.1925	61,185

			$1.1548	$347,507

Declaration Date	Record Date	Payment Date	Class D
			Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.2049	$10,247
February 24, 2023	February 28, 2023	March 29, 2023	0.2048	10,343
March 23, 2023	March 31, 2023	April 28, 2023	0.2048	1,659
April 19, 2023	April 30, 2023	May 26, 2023	0.2048	1,591
May 17, 2023	May 31, 2023	June 27, 2023	0.2048	1,564
June 20, 2023	June 30, 2023	July 27, 2023	0.2048	1,649

			$1.2289	$27,053

With respect to distributions, we have adopted an “opt out” distribution reinvestment plan for shareholders. As a result, in the event of a declared cash distribution or other distribution, each shareholder that has not “opted out” of the distribution reinvestment plan will have their dividends or distributions automatically reinvested in additional shares rather than receiving cash distributions. Shareholders who receive distributions in the form of shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

Sources of distributions, other than net investment income and realized gains on a GAAP basis, include required adjustments to GAAP net investment income in the current period to determine taxable income available for distributions. The following tables present the sources of cash distributions on a GAAP basis that the Company has declared on its Common Shares:

	For the six months ended June 30, 2023
	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.2600	$807,405	$1.1548	$347,507	$1.2289	$27,053
Net realized gains	—	—	—	—	—	—

Total	$1.2600	$807,405	$1.1548	$347,507	$1.2289	$27,053

The following table presents the Company’s distributions declared and payable for the year ended December 31, 2022 (dollar amounts in thousands, except per share amounts):

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1740	$66,686
February 23, 2022	February 28, 2022	March 25, 2022	0.1740	75,042
March 23, 2022	March 31, 2022	April 28, 2022	0.1740	82,959
April 20, 2022	April 30, 2022	May 27, 2022	0.1740	89,838
May 24, 2022	May 31, 2022	June 29, 2022	0.1740	96,450
June 27, 2022	June 30, 2022	July 27, 2022	0.1740	100,372
July 20, 2022	July 31, 2022	August 29, 2022	0.1740	102,863
July 20, 2022	August 21, 2022	September 1, 2022	0.0700	42,578	(1)
August 24, 2022	August 31, 2022	September 28, 2022	0.1740	105,836
September 7, 2022	September 30, 2022	October 26, 2022	0.1740	108,483
October 19, 2022	October 31, 2022	November 29, 2022	0.1900	116,878
November 23, 2022	November 30, 2022	December 29, 2022	0.1900	118,609
December 5, 2022	December 30, 2022	January 27, 2023	0.2100	132,959

			$2.2260	$1,239,553

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1556	$23,816
February 23, 2022	February 28, 2022	March 25, 2022	0.1556	26,598
March 23, 2022	March 31, 2022	April 28, 2022	0.1557	29,834
April 20, 2022	April 30, 2022	May 27, 2022	0.1557	32,985
May 24, 2022	May 31, 2022	June 29, 2022	0.1558	35,893
June 27, 2022	June 30, 2022	July 27, 2022	0.1561	38,018
July 20, 2022	July 31, 2022	August 29, 2022	0.1564	39,451
July 20, 2022	August 21, 2022	September 1, 2022	0.0700	18,159	(1)
August 24, 2022	August 31, 2022	September 28, 2022	0.1563	40,547
September 7, 2022	September 30, 2022	October 26, 2022	0.1563	41,985
October 19, 2022	October 31, 2022	November 29, 2022	0.1726	47,396
November 23, 2022	November 30, 2022	December 29, 2022	0.1726	48,524
December 5, 2022	December 30, 2022	January 27, 2023	0.1926	55,342

			$2.0113	$478,548

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1686	$3,469
February 23, 2022	February 28, 2022	March 25, 2022	0.1686	3,961
March 23, 2022	March 31, 2022	April 28, 2022	0.1686	4,551
April 20, 2022	April 30, 2022	May 27, 2022	0.1686	5,126
May 24, 2022	May 31, 2022	June 29, 2022	0.1686	5,699
June 27, 2022	June 30, 2022	July 27, 2022	0.1687	6,190
July 20, 2022	July 31, 2022	August 29, 2022	0.1688	6,555
July 20, 2022	August 21, 2022	September 1, 2022	0.0700	2,933	(1)
August 24, 2022	August 31, 2022	September 28, 2022	0.1688	7,073
September 7, 2022	September 30, 2022	October 26, 2022	0.1688	7,401
October 19, 2022	October 31, 2022	November 29, 2022	0.1849	8,469
November 23, 2022	November 30, 2022	December 29, 2022	0.1849	8,792
December 5, 2022	December 30, 2022	January 27, 2023	0.2049	10,084

			$2.1628	$80,303

(1)	Represents a special distribution.

For the years ended December 31, 2022 and December 31, 2021, interest-related dividends represented 99.6% and 87.1% of total distributions paid by the Company, respectively.

For the years ended December 31, 2022 and December 31, 2021, short-term capital gain dividends represented 0% and 5.1% of total distributions paid by the Company, respectively. Qualified short-term capital gain dividends are exempt from U.S. withholding tax applicable to non-U.S. shareholders.

For the years ended December 31, 2022 and December 31, 2021, capital gain dividends represented 0% and 0% of total dividends paid by the Company, respectively.

Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following tables reflect the sources of cash distributions on a U.S. GAAP basis that we declared on our shares of common stock during the year ended December 31, 2022:

	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$2.2260	$1,239,553	$2.0113	$478,548	$2.1628	$80,303
Net realized gains	—	—	—	—	—	—

Total	$2.2260	$1,239,553	$2.0113	$478,548	$2.1628	$80,303

Share Repurchase Program

The Company has implemented a share repurchase program under which, at the discretion of the Board, the Company may repurchase, in each quarter, up to 5% of the Company’s Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. The Board may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on the Company’s liquidity, adversely affect the Company’s operations or risk having an adverse impact on the Company that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under the share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Common Shares. For illustrative purposes, a shareholder that acquires Common Shares as of July 1 would not incur an Early Repurchase Deduction for participating in a tender offer that has a valuation date of June 30 of the following year (or anytime thereafter). The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Company. The Early Repurchase Deduction will also generally apply to minimum account repurchases. Shareholders who are exchanging a class of our shares for an equivalent aggregate NAV of another class of our shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% quarterly calculation on repurchases and will not be subject to the Early Repurchase Deduction. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

During the three months ended June 30, 2023 and 2022, approximately 48,450,063 and 11,488,257 shares were repurchased, respectively. During the six months ended June 30, 2023 and 2022, approximately 84,511,593 and 13,635,173 shares were repurchased, respectively.

During the year ended December 31, 2022, approximately 87,743,313 shares were repurchased for a total value of $2,158.7 million (net of Early Repurchase Deduction).

For additional information on our share repurchases, see “Item 1. Financial Statements—Notes to Condensed Consolidated Financial Statements—Note 9. Net Assets” in our unaudited financial statements for the quarterly period ended June 30, 2023 and “Item 1. Financial Statements—Notes to Condensed Consolidated Financial Statements—Note 9. Net Assets” in our audited financial statements for the annual period ended December 31, 2022.

Borrowings

The Company’s outstanding debt obligations were as follows:

	June 30, 2023
	Aggregate Principal Committed	Outstanding Principal	Carrying Value	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Bard Peak Funding Facility(3)	$1,650,000	$489,862	$489,862	$—	$1,160,138	$994,014
Castle Peak Funding Facility(3)	1,600,000	1,123,800	1,123,800	—	476,200	56,562
Summit Peak Funding Facility(3)	2,300,000	910,369	910,369	—	1,389,631	821,702
Denali Peak Funding Facility	750,000	562,800	562,800	—	187,200	187,200
Bushnell Peak Funding Facility	600,000	430,000	430,000	—	170,000	32,611
Granite Peak Funding Facility	750,000	675,600	675,600	—	74,400	74,400
Middle Peak Funding Facility	1,000,000	600,950	600,950	—	399,050	263,124
Bison Peak Funding Facility	1,500,000	1,200,000	1,200,000	—	300,000	300,000

	June 30, 2023
	Aggregate Principal Committed	Outstanding Principal	Carrying Value	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Blanca Peak Funding Facility	1,500,000	1,343,000	1,343,000	—	157,000	149,766
Windom Peak Funding Facility(3)	2,150,000	1,384,025	1,384,025	—	765,975	765,975
Monarch Peak Funding Facility	2,000,000	1,400,400	1,400,400	—	599,600	374,491
Borah Peak Funding Facility	400,000	80,000	80,000	—	320,000	146,659
Naomi Peak Funding Facility	400,000	385,000	385,000	—	15,000	15,000
Meridian Peak Funding Facility	350,000	220,000	220,000	—	130,000	130,000
Haydon Peak Funding Facility	250,000	49,000	49,000	—	201,000	201,000
Bear Peak Funding Facility(3)	545,550	173,292	173,292	—	372,258	114,359
Revolving Credit Facility(4)	5,150,000	1,154,373	1,154,373	—	3,995,627	3,391,272
June 2024 Notes(5)	435,000	435,000	418,270	1,267	—	—
June 2026 Notes	400,000	400,000	397,938	2,062	—	—
May 2027 Notes(5)	625,000	625,000	592,553	2,128	—	—
October 2027 Notes(5)	350,000	350,000	341,306	3,724	—	—
September 2024 Notes(5)	365,000	365,000	348,172	1,429	—	—
December 2026 Notes(5)	1,250,000	1,250,000	1,157,856	16,696	—	—
November 2026 Eurobonds	545,550	545,550	540,527	5,023	—	—
November 2024 Notes(5)	500,000	500,000	474,339	2,275	—	—
March 2027 Notes	1,000,000	1,000,000	989,944	10,056	—	—
January 2025 Notes(5)	500,000	500,000	472,785	2,634	—	—
January 2029 Notes	650,000	650,000	640,134	9,866	—	—
March 2025 Notes(5)	900,000	900,000	854,513	5,073	—	—
April 2026 UK Bonds(5)	317,375	317,375	286,102	2,454	—	—
September 2025 Notes(5)	800,000	800,000	779,646	9,629	—	—
2021-1 BSL Notes	663,000	663,000	662,039	961	—	—
2021-2 Notes	505,800	505,800	504,320	1,480	—	—
MML 2021-1 Debt	690,000	690,000	686,054	3,946	—	—
MML 2022-1 Debt	759,000	759,000	753,817	5,183	—	—
2022-1 BSL Debt	420,000	420,000	418,470	1,530	—	—
MML 2022-2 Debt	300,500	300,500	297,951	2,549	—	—
Short-Term Borrowings	201,167	201,167	201,167	—	—	—

Total	$35,072,942	$24,359,863	$24,000,374	$89,965	$10,713,079	$8,018,135

(1)	The unused portion is the amount upon which commitment fees, if any, are based.
(2)	The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)	Under certain SPV Financing Facilities, the company is permitted to borrow in USD and currencies other currencies.

Under the Bard Peak Funding Facility, as of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 94.1 million

•	Euros (EUR) 69.0 million

•	British Pounds (GBP) 55.2 million

Under the Castle Peak Funding Facility, as of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 78.9 million

•	Euros (EUR) 46.4 million

•	British Pounds (GBP) 64.4 million

Under the Summit Peak Funding Facility, as of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 154.3 million

•	British Pounds (GBP) 101.7 million

Under the Windom Peak Funding Facility, as of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	British Pounds (GBP) 115.9 million

Under the Bear Peak Funding Facility, as of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	Euros (EUR) 69.5 million

•	British Pounds (GBP) 57.0 million

(4)

Under the Revolving Credit Facility, the Company is permitted to borrow in USD or certain other currencies. As of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 168.0 million

•	Euros (EUR) 32.3 million

•	British Pounds (GBP) 411.2 million

•	Swiss Franc (CHF) 71.8 million

(5)	Carrying value is inclusive of adjustment for the change in fair value of effective hedge relationship.

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Bard Peak Funding Facility(3)	$1,650,000	$1,235,414	$1,235,414	$—	$414,586	$414,586
Castle Peak Funding Facility(3)	1,600,000	1,146,600	1,146,600	—	453,400	166,697
Maroon Peak Funding Facility	300,000	300,000	300,000	—	—	—
Summit Peak Funding Facility(3)	2,300,000	1,691,844	1,691,844	—	608,156	15,377
Denali Peak Funding Facility	750,000	749,800	749,800	—	200	200

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Bushnell Peak Funding Facility	600,000	400,000	400,000	—	200,000	69,559
Granite Peak Funding Facility	750,000	647,600	647,600	—	102,400	102,134
Middle Peak Funding Facility	800,000	596,950	596,950	—	203,050	203,050
Bison Peak Funding Facility	1,500,000	1,182,000	1,182,000	—	318,000	233,740
Blanca Peak Funding Facility	1,500,000	1,081,000	1,081,000	—	419,000	360,054
Windom Peak Funding Facility(3)	2,000,000	1,741,465	1,741,465	—	258,535	258,535
Monarch Peak Funding Facility	2,000,000	873,400	873,400	—	1,126,600	968,726
Borah Peak Funding Facility	400,000	223,000	223,000	—	177,000	35,951
2022-1 BSL WH	300,000	148,000	148,000	—	152,000	152,000
Naomi Peak Funding Facility	400,000	400,000	400,000	—	—	—
Meridian Peak Funding Facility	500,000	170,000	170,000	—	330,000	330,000
Haydon Peak Funding Facility	500,000	49,000	49,000	—	451,000	373,519
Bear Peak Funding Facility(3)	468,494	166,031	166,031	—	302,463	130,772
Revolving Credit Facility(4)	5,150,000	1,470,758	1,470,758	—	3,679,242	2,326,743
June 2024 Notes(5)	435,000	435,000	413,963	1,912	—	—
June 2026 Notes	400,000	400,000	397,611	2,389	—	—
May 2027 Notes(5)	625,000	625,000	596,809	2,402	—	—
October 2027 Notes(5)	350,000	350,000	345,618	3,356	—	—
September 2024 Notes(5)	365,000	365,000	345,353	2,015	—	—
December 2026 Notes(5)	1,250,000	1,250,000	1,162,596	19,084	—	—
November 2026 Eurobonds	534,975	534,975	529,223	5,752	—	—
November 2024 Notes(5)	500,000	500,000	471,336	3,083	—	—
March 2027 Notes	1,000,000	1,000,000	988,597	11,403	—	—
January 2025 Notes(5)	500,000	500,000	470,441	3,460	—	—
January 2029 Notes	650,000	650,000	639,254	10,746	—	—
March 2025 Notes(5)	900,000	900,000	853,359	6,527	—	—
April 2026 UK Bonds(5)	301,725	301,725	278,946	2,890	—	—
September 2025 Notes(5)	800,000	800,000	786,332	10,952	—	—
2021-1 BSL Notes	663,000	663,000	661,997	1,003	—	—
2021-2 Notes	505,800	505,800	504,255	1,545	—	—
MML 2021-1 Debt	690,000	690,000	685,884	4,116	—	—
MML 2022-1 Debt	759,000	759,000	753,600	5,400	—	—
2022-1 BSL Debt	420,000	420,000	418,408	1,592	—	—
MML 2022-2 Debt	300,500	300,500	297,837	2,663	—	—
Short-Term Borrowings	619,377	619,377	619,377	—	—	—

Total	$36,037,871	$26,842,239	$26,493,658	$102,290	$9,195,632	$6,141,643

(1)	The unused portion is the amount upon which commitment fees, if any, are based.
(2)	The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)	Under certain SPV Financing Facilities, the company is permitted to borrow in USD and currencies other currencies.

Under the Bard Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 94.1 million

•	Euros (EUR) 66.0 million

•	British Pounds (GBP) 50.0 million

Under the Castle Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 48.8 million

•	Euros (EUR) 36.0 million

•	British Pounds (GBP) 42.4 million

Under the Summit Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 132.7 million

•	British Pounds (GBP) 6.1 million

Under the Windom Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	British Pounds (GBP) 43.6 million

Under the Bear Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	Euros (EUR) 75.0 million

•	British Pounds (GBP) 50.7 million

(4)

Under the Revolving Credit Facility, the Company is permitted to borrow in USD or certain other currencies. As of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 247.1 million

•	Euros (EUR) 49.0 million

•	British Pounds (GBP) 608.8 million

•	Swiss Franc (CHF) 102.6 million

(5)	Carrying value is inclusive of adjustment for the change in fair value of effective hedge relationship.

Off-Balance Sheet Arrangements

Portfolio Company Commitments

Our investment portfolio contains and is expected to continue to contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of June 30, 2023 and December 31, 2022, we had unfunded delayed draw term loans and revolvers with an aggregate principal amount of $5,476.7 million and $6,343.1 million, respectively. As of December 31, 2021, we had unfunded delayed draw term loans and revolvers with an aggregate principal amount of $4,870.5 million.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the investment vehicles it manages, including the Company. Certain terms of these investments are not finalized at the time of the commitment and each respective investment vehicles’ allocation may change prior to the date of funding. In this regard, as of June 30, 2023 and December 31, 2022, the Company estimates that it had $248.6 million and $1,219.5 million, respectively, of investments that are committed but not yet funded.

Other Commitments and Contingencies

From time to time, we may become a party to certain legal proceedings incidental to the normal course of its business. At June 30, 2023, management is not aware of any pending or threatened litigation.

Related-Party Transactions

We entered into a number of business relationships with affiliated or related parties, including the following:

•	the Investment Advisory Agreement;

•	the Administration Agreement;

•	the Intermediary Manager Agreement; and,

•	the Expense Support and Conditional Reimbursement Agreement.

In addition to the aforementioned agreements, we, our Adviser and certain of our Adviser’s affiliates have been granted exemptive relief by the SEC to co-invest with other funds managed by our Adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Item 1. Financial Statements—Notes to Condensed Consolidated Financial Statements—Note 3. Fees, Expenses, Agreements and Related Party Transactions” in our unaudited financial statements for the period ended June 30, 2023 included elsewhere in this prospectus.

Performance

The year-to-date (“YTD”) total return based on NAV for each of our share classes are as follows:

	Inception Date	YTD Return(1)
Class I	January 7, 2021	6.33%
Class S (no upfront placement fee)	January 7, 2021	5.89%
Class S (with upfront placement fee)	January 7, 2021	2.18%
Class D (no upfront placement fee)	May 1, 2021	6.20%
Class D (with upfront placement fee)	May 1, 2021	4.62%

(1)

YTD return is through June 30, 2023 and assumes the maximum allowable placement fee (if applicable) and that distributions are reinvested pursuant to the Company’s distribution reinvestment plan. Amounts are not annualized.

Recent Developments

Macroeconomic Environment

The six months ended June 30, 2023 have been characterized by continued volatility in global markets, driven by investor concerns over inflation, rising interest rates, slowing economic growth, political and regulatory uncertainty and geopolitical conditions. Recent events affecting financial institutions have also contributed to volatility in global markets and diminished liquidity and credit availability in the market broadly. Significant market dislocation, particularly in the financial sector, could limit the liquidity of certain assets traded in the credit markets, and this could impact our ability to sell such assets at attractive prices or in a timely manner.

Continued inflation has prompted central banks, including the U.S. Federal Reserve, to take monetary policy tightening actions, including raising interest rates in order to control inflation, which has created further uncertainty for the economy and for our borrowers. Although our business model is such that rising interest rates will, all else being equal, correlate to increases in our net income, increases in interest rates may adversely affect our existing borrowers and lead to nonperformance. Additionally, rising rates and increasing costs may dampen consumer spending and slow corporate profit growth, which may negatively impact our portfolio companies as they may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. It remains difficult to predict the full impact of recent changes and any future changes in interest rates or inflation.

Banking Sector Conditions

Recent bank closures in the United States have caused uncertainty for financial services companies and fear of instability in the global financial system generally. In addition, certain financial institutions—in particular smaller and/or regional banks—have experienced volatile stock prices and significant losses in their equity value, and there is concern that depositors at these institutions have withdrawn, or may withdraw in the future, significant sums from their accounts at these institutions. Notwithstanding intervention by U.S. governmental agencies to protect the uninsured depositors of banks that have recently closed, there is no guarantee that the uninsured depositors of a financial institution that closes (which depositors could include the Company and/or its portfolio companies) will be made whole or, even if made whole, that such deposits will become available for withdrawal in short order. There is a risk that other banks, or other financial institutions, may be similarly impacted, and it is uncertain what steps (if any) regulators may take in such circumstances or what other economic or other impacts there may be. In addition, uncertainty caused by recent bank failures—and general concern regarding the financial health and outlook for other financial institutions—could have an overall negative effect on banking systems and financial markets generally. These recent developments may also have other implications for broader economic and monetary policy, including interest rate policy. For the foregoing reasons, there can be no assurances that conditions in the banking sector and in global financial markets will not worsen and/or adversely affect the Company, its portfolio companies or their respective financial performance.

Reference Rate Reform

LIBOR and certain other floating rate benchmark indices have been the subject of recent national, international and regulatory guidance and proposals for reform or replacement. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee composed of large U.S. financial institutions, has identified SOFR, an index calculated using short-term repurchase agreements backed by U.S. Treasury securities, as its preferred alternative rate for USD LIBOR. The publication of USD LIBOR continued until June 30, 2023 and market participants are generally expected to transition to SOFR thereafter. Additionally, market participants have transitioned from GBP LIBOR to the Sterling Overnight Index Average, or SONIA, in line with guidance from the U.K. regulators.

July Subscriptions and Dividend Declarations

The Company received approximately $870.3 million of net proceeds, inclusive of distributions reinvested through the Company’s distribution reinvestment plan, relating to the issuance of Class I shares, Class S shares, and Class D shares for subscriptions effective July 1, 2023.

On July 19, 2023, the Company’s Board declared net distributions of $0.2100 per Class I share, $0.1924 per Class S share, and $0.2048 per Class D share, which is payable on August 28, 2023 to shareholders of record as of July 31, 2023.

August Subscriptions

Through to August 11, 2023 (the filing date of the Company’s quarterly report for the period ended June 30, 2023), the Company received approximately $650.9 million of subscriptions, inclusive of distributions reinvested through the Company’s distribution reinvestment plan, relating to the issuance of Class I shares, Class S shares, and Class D shares effective August 1, 2023.

Critical Accounting Estimates

The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies and estimates should be read in connection with our risk factors described herein.

The Company is required to report its investments, including those for which current market values are not readily available, at fair value in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the 1940 Act.

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the 1940 Act, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. The Company utilizes mid-market pricing (i.e., mid-point of average bid and ask prices) to value these investments. These market quotations are obtained from independent pricing services, if available; otherwise generally from at least two principal market makers or primary market dealers. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment. Examples of events that would cause market quotations to not reflect fair value could include cases when a security trades infrequently or not at all, causing a quoted purchase or sale price to become stale, or in the event of a “fire sale” by a distressed seller. All price overrides require approval from the Board.

Where prices or inputs are not available or, in the judgment of the Board, not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or for which market prices are not readily available are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Audit Committee of the Board (the “Audit Committee”) and independent valuation firms engaged on the recommendation of the Adviser and at the direction of the Board. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

The Company’s Board undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments for which reliable market quotations are not readily available, or are available but deemed not reflective of the fair value of an investment, which includes, among other procedures, the following:

•

The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in conjunction with the Adviser’s investment professionals responsible for each portfolio investment;

•

In addition, independent valuation firms engaged by the Board prepare quarter-end valuations of such investments except de minimis investments, as determined by the Adviser. The independent valuation firms provide a final range of values on such investments to the Board and the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;

•

The Adviser’s Valuation Committee reviews each valuation recommendation to confirm they have been calculated in accordance with the valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;

•	The Adviser’s Valuation Committee makes valuation recommendations to the Audit Committee;

•

The Audit Committee reviews the valuation recommendations made by the Adviser’s Valuation Committee, including the independent valuation firms’ quarterly valuations, and once approved, recommends them for approval by the Board; and

•

The Board reviews the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Audit Committee, the Adviser’s Valuation Committee and, where applicable, the independent valuation firms and other external service providers.

Valuation of each of our investments will generally be made as described above as of the end of each fiscal quarter. In cases where the Company determines its net asset value (“NAV”) at times other than a quarter end, the Company updates the value of securities with market quotations to the most recent market quotation. For securities without market quotations, non-quarterly valuations will generally be the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the value for each relevant investment using a range of values from an independent valuation firm, where applicable, in accordance with the Company’s valuation policy, pursuant to authority delegated by the Board.

As part of the valuation process, the Board takes into account relevant factors in determining the fair value of the Company’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, of: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Board with the assistance of the Adviser, the Audit Committee and Independent valuation firms, considers whether the pricing indicated by the external event corroborates its valuation.

The Board has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Company’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter, and the Board may reasonably rely on that assistance. However, the Board is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

Quantitative and Qualitative Disclosures About Market Risk.

Uncertainty with respect to the economic conditions has introduced significant volatility in the financial markets, and the effect of the volatility could materially impact our market risks, including those listed below. We are subject to financial market risks, including valuation risk and interest rate risk.

Valuation Risk

We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of private companies. Most of our investments will not have a readily available market price, and we value these investments at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firms engaged at the direction of the Board, and in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We intend to fund portions of our investments with borrowings, and at such time, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on our net investment income.

As of June 30, 2023, 99.9% of our debt investments at fair value were at floating rates. Based on our Condensed Consolidated Statements of Assets and Liabilities as of June 30, 2023, the following table shows the annualized impact on net income of hypothetical base rate changes in interest rates (considering base rate floors and ceilings for floating rate instruments assuming no changes in our investment and borrowing structure) (dollar amounts in thousands):

	Interest Income	Interest Expense	Net Income
Up 300 basis points	$1,388,445	$(652,929)	$735,515
Up 200 basis points	925,630	(435,286)	490,344
Up 100 basis points	462,815	(217,643)	245,172
Down 100 basis points	(462,785)	217,643	(245,142)
Down 200 basis points	(924,974)	435,286	(489,687)

We may in the future hedge against interest rate fluctuations by using hedging instruments such as additional interest rate swaps, futures, options and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of changes in interest rates with respect to our portfolio investments.

Inflation

Economic activity has continued to accelerate across sectors and regions. Nevertheless, due to global supply chain issues, geopolitical events, a rise in energy prices and strong consumer demand as economies continue to reopen, inflation is showing signs of acceleration in the U.S. and globally. Inflation is likely to continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response. Persistent inflationary pressures could affect our portfolio companies profit margins.

THE COMPANY

Our Company

Blackstone Private Credit Fund is a Delaware statutory trust formed on February 11, 2020. The Company was formed primarily to originate loans and other securities, including broadly syndicated loans, of U.S. private companies. The Company is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company is externally managed by Blackstone Credit BDC Advisors LLC (the “Adviser”). The Adviser is an affiliate of Blackstone Alternative Credit Advisers LP (the “Administrator” and, collectively with its affiliates in the credit-focused business of Blackstone Inc., “Blackstone Credit”,” which, for the avoidance of doubt, excludes Harvest Fund Advisers LLC and Blackstone Insurance Solutions), the credit-focused business of Blackstone Inc. (“Blackstone”). The Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management team of the Adviser, along with the broader resources of Blackstone Credit and Blackstone, in sourcing, evaluating and structuring transactions, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest;

•

employing a defensive investment approach focused on long-term credit performance and principal protection, generally investing in loans with asset coverage ratios and interest coverage ratios that the Adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where the Adviser believes necessary, financial maintenance covenants and incurrence covenants;

•

focusing primarily on loans and securities of U.S. private companies, and to a lesser extent European and other non-U.S. companies. In many market environments, we believe such a focus offers an opportunity for superior risk-adjusted returns;

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio; and

•	utilizing the power and scale of Blackstone and the Blackstone Credit platform to offer value creation and operational expertise to portfolio companies through the Blackstone Value Creation Program.

Our investment strategy is expected to capitalize on Blackstone Credit’s scale and reputation in the market as an attractive financing partner to acquire our target investments at attractive pricing. We also expect to benefit from Blackstone’s reputation and ability to transact in scale with speed and certainty, and its long-standing and extensive relationships with private equity firms that require financing for their transactions.

Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). Under normal circumstances we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through Private Credit. To a lesser extent, we will also invest in Opportunistic Credit. We expect that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

Most of our investments will be in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in U.S. private companies), we also expect to invest to some extent in European and other non-U.S. companies, but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit Clients. We generally will co-invest with other Blackstone Credit Clients.

As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in “non-qualifying” portfolio investments, such as investments in non-U.S. companies.

In limited instances we may retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position.

The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than “BBB-” by S&P’s Global Ratings Services). We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities. In addition, we may invest in CLOs and will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs.

We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to our business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.

To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act; which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and may also issue debt securities. We may also use leverage in the form of the issuance of preferred shares, but do not currently intend to do so. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Company. See “Risk Factors—Risks Related to Debt Financing.”

We are currently offering on a continuous basis up to $36.5 billion of common shares pursuant to an offering registered with the SEC. The Company expects to offer to sell any combination of three classes of common shares, Class I shares, Class S shares, and Class D shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The per share purchase price for common shares in the primary offering was $25.00 per share. Thereafter, the purchase price per share for each class of common shares will equal the NAV per share, as of the effective date of the monthly share purchase date. The Intermediary Manager will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering.

We have declared distributions each month beginning in January 2021 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our investments are subject to a number of risks, including risks related to potential concentration in the software industry. See “Risk Factors.”

The Adviser and the Administrator

The Company’s investment activities are managed by Blackstone Credit BDC Advisors LLC, an investment adviser registered with the SEC under the Advisers Act. Our Adviser will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

Blackstone Alternative Credit Advisors LP, as our Administrator, will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

The Adviser is an affiliate of Blackstone Credit and is led by substantially the same investment personnel as Blackstone Credit. As such, our Adviser has access to the broader resources of Blackstone Credit and Blackstone, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest.

Blackstone Credit is one of the world’s largest credit-oriented alternative asset managers with approximately $295 billion22 in total assets under management as of June 30, 2023. Blackstone Credit’s team of 127 private credit investment professionals constitutes one of the largest in the industry, with a deep reservoir of credit expertise and experience across a range of market cycles, further enhanced by access to Blackstone’s global resources and perspective. Blackstone Credit’s scale and expertise allow it to provide financing solutions that enhance a corporation’s financial flexibility, while capturing opportunities for investors. The solutions Blackstone Credit offers draw upon a range of non-investment grade investments such as direct lending, leveraged loans, high yield bonds, distressed debt, mezzanine lending and rescue financing.

Blackstone is one of the world’s leading alternatives investment firms. Blackstone seeks to create positive economic impact and long-term value for its investors, the companies Blackstone invests in, and the communities in which Blackstone works. Its asset management businesses, with approximately $1 trillion in assets under management as of June 30, 2023, include investment vehicles focused on private equity, real estate, public debt and equity, investment and non-investment grade credit, real assets and secondary funds, all on a global basis.

The Company brings Blackstone Credit’s preeminent credit-focused investment platform to the non-exchange traded BDC industry.

(22)

As of June 30, 2023. Blackstone Credit & Insurance AUM is a combined figure inclusive of Blackstone Credit, Harvest Fund Advisors LLC, Asset Based Finance, and Blackstone Insurance Solutions businesses.

Blackstone Investment

An affiliate of Blackstone has invested $25 million in our common shares through one or more private placement transactions. In addition, officers and employees of Blackstone and its affiliates have also invested $68.7 million in our common shares.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the targeted asset classes discussed below.

Attractive Opportunities in Floating Rate, Senior Secured Loans

We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured debt is on the top of the capital structure and thus has priority in payment among an issuer’s security holders (i.e., senior secured debt holders are due to receive payment before junior creditors and equity holders). Further, these investments are secured by the issuer’s assets, which may be collateralized in the event of a default, if necessary. Senior secured debt often has restrictive covenants for the purpose of additional principal protection and ensuring repayment before junior creditors (i.e., most types of unsecured bondholders, and other security holders) and preserving collateral to protect against credit deterioration. The senior secured loans we plan to invest in will generally pay floating interest rates based on a variable base rate, such as the SOFR. We expect that our loans will generally pay floating interest rates and are likely to benefit from a rising rate environment. With current base rates at approximately 5.27%23, we believe the market provides an attractive opportunity to generate strong all-in yields and risk-adjusted returns for investors.

Opportunity in U.S. Private Companies

In addition to investing in senior secured loans generally, we believe that the market for lending to private companies, which includes large and middle market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Secular Tailwinds in the Private Market, Including Private Credit. One of the important drivers of growth in the strategy is the increasing secular tailwinds in the private markets (i.e., social or economic trends positively impacting private markets), including growing demand for private credit, which has created attractive opportunities for private capital providers like Blackstone Credit. Private equity funds with strategies focused on leveraged buyouts in North America had approximately $634 billion of “dry powder” (i.e., uncalled capital commitments), which should similarly drive demand for private capital providers like Blackstone Credit.24 This shift is partially due to traditional banks continuing to face regulatory limitations and retreating from the space, creating additional opportunities for private credit to take advantage of. Further, financial sponsors and companies are becoming increasingly interested in working directly with private lenders as they are seeing the tremendous benefits versus accessing the public credit markets. The Company believes some of these benefits include faster execution and greater certainty, ability to partner with sophisticated lenders, a more efficient process, and in some instances fewer regulatory requirements. As a result, Blackstone Credit benefits from increasing flow of larger scale deals that have become increasingly available to the direct lending universe over traditional banks and other financing institutions.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that private

[23]	As of June 30, 2023.
[24]	Source: Preqin, August 11, 2023. Represents dry powder (i.e., uncalled capital commitments) for private equity buyouts in North America.

companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to public companies.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to companies. As tracked by Leveraged Commentary & Data (LCD), private credit markets financed 108 leveraged buyouts (“LBOs”) (90% of total LBOs in the first half of 2023) compared to the publicly syndicated markets, which financed only 12 (10% of total LBOs in the first half of 2023).

We also believe that lending and originating new loans to private companies generally requires a greater dedication of the lender’s time and resources compared to lending to public companies, due in part to the size of each investment and the often fragmented nature of information available from these companies. Further, we believe that many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in private companies, and thus attractive investment opportunities are often overlooked. Our track record in financing these opportunities gives us credibility in approaching companies and management teams proactively with solutions. Furthermore, we believe that our ability to provide speed and certainty of financing, as well as large-scale commitments, positions us to take advantage of the favorable supply / demand dynamics in the current market environment and negotiate more favorable economic terms for our investments.

Given our large scale and structuring capabilities, and because Blackstone Credit is viewed as a value-added partner to its counterparties, our investments generally provide borrowers several additional benefits over issuing debt in the syndicated loan and high yield markets, including: (i) fully committed financing with no flex language, which can be a competitive advantage in auction processes; (ii) a single, rational holder of debt; (iii) limiting management distraction by avoiding roadshows and, potentially, rating agencies; (iv) eliminating the risk of costly bridge loans; (v) eliminating the cost and administrative obligations associated with being a public registrant; and (vii) maintaining the borrowers’ confidentiality should they prefer not to make their financial results available in the public domain.

Growing Opportunities in Europe. We believe the market for European direct lending provides attractive opportunities. In recent years, we have continued to see a growing number of corporate carve-outs and divestitures driven by pressure on European public companies from activists, streamlining of operations, and sustained pressure from European competition authorities. This creates a source of deal flow that we believe Blackstone Credit is uniquely placed to execute. We further believe that the strong fundraising environment globally for private equity over the past few years will also continue to drive deal flow for European originated transactions. We anticipate that many of our opportunities to provide originated loans or other financing will be in connection with leveraged buy-outs by private equity firms. Globally, private equity dry powder (uncalled capital commitments) currently stands at over $900 billion, which means that these private equity firms have a large amount of capital available to conduct transactions, which we believe will create debt financing opportunities for us.25 Although we believe the alternative credit market in Europe is still somewhat less developed compared to its U.S. counterpart, acceptance of private capital in Europe has grown substantially in recent years. Across the U.S. and Europe, we believe Blackstone Credit has the ability to take advantage of a dislocation in capital markets as a result of volatility by providing financing solutions, including anchoring loan syndications, originating loans where traditional banks are unwilling or unable to do so, or buying investments in the secondary market, all of which we may be able to do on more attractive terms in times of market disruption than would otherwise be available. This deployment of capital through a market dislocation strategy remains firmly within Blackstone Credit’s investment philosophy—focusing on performing companies where Blackstone Credit has enhanced access and a due diligence advantage.

[25]	Source: Preqin, December 2022. Represents dry powder (i.e., uncalled capital commitments) for private equity buyouts globally.

Blackstone Credit Strengths

Blackstone Credit is one of the largest private credit investment platforms globally and a key player in the direct lending space. Blackstone Credit has experience scaling funds across its platform that invest throughout all parts of the capital structure. Blackstone Credit strives to focus on transactions where it can differentiate itself from other providers of capital, targeting large transactions and those where Blackstone Credit can bring its expertise and experience in negotiating and structuring. We believe that Blackstone Credit has the scale and platform to effectively manage a U.S. private credit investment strategy, offering investors the following potential strengths:

Ability to Provide Scale, Differentiated Capital Solutions. Blackstone Credit is one of the world’s largest alternative credit managers26 with $295 billion in total AUM.27 We believe that the breadth and scale of Blackstone Credit’s platform and affiliation with Blackstone provide a distinct advantage in sourcing investment opportunities and provide Blackstone Credit with a differentiated capability to invest in large, complex opportunities. Scale allows for more resources to source, diligence and monitor investments, and may enable us to move up market where there is often less competition and may allow us to negotiate more favorable terms for investments. Blackstone Credit is also invested in over 3,100 corporate issuers28 across its portfolios globally and has coverage of over 200 financial sponsors/advisors, which we believe provides invaluable insight and access to a broad and diverse set of investment opportunities.29 Blackstone Credit’s focus on larger transactions and larger issuers is often associated with more established management teams and higher quality assets, which, in our experience, tend to better maintain their value through cycles and can serve to reduce investment risk. We believe that in the current environment, in which committed capital from banks remains scarce, the ability to provide committed, efficient capital in scale will be an advantage of the Company.

Established Origination Platform with a Highly Specialized Team and Sector Expertise. Since its inception in 2005, Blackstone Credit has invested approximately $152 billion in capital in privately-originated transactions through June 30, 2023.30 Through its 17-year history, Blackstone Credit has built a deep, multi-faceted origination platform that we have leveraged to source compelling opportunities and drive deal flow through various market environments. As of June 30, 2023, Blackstone Credit had 490 employees globally, including 127 private credit investment professionals that have operated through multiple industry cycles, with a deep reservoir of credit expertise, providing them valuable experience and a long-term view of the market. Through this experience, the team has developed a reputation for being a valued partner, with the ability to provide speed, creativity and assurance of transaction execution. Our investment professionals span the U.S. and Europe, with dedicated healthcare, technology and sustainable resources investment teams. These highly specialized investment professionals focused on high-growth sectors with significant tailwinds complement Blackstone Credit’s private credit platform and provide expertise in industries that we believe will drive substantial deal flow and generate attractive returns for investors. Together with a 57-person Office of the CIO (comprised of investment management and portfolio operations professionals) and ESG team, these professionals power a strong loan origination engine which we believe is a key advantage to the Blackstone Credit platform. Additionally, over the last several years, Blackstone Credit has expanded its North America origination and sponsor coverage footprint with regional offices in select markets. We believe that establishing a regional

[26]	Source: Based on Blackstone Credit analysis of company earnings presentations and calls, as of December 31, 2022 and latest publicly available data.
[27]

As of June 30, 2023. Blackstone Credit & Insurance AUM is a combined figure inclusive of Blackstone Credit, Harvest Fund Advisors LLC, Asset Based Finance, and Blackstone Insurance Solutions businesses.

[28]	Reflects separate corporate issuers across funds and accounts managed by Liquid Credit Strategies and Private Credit Strategies as of June 30, 2023.
[29]

Subject to Blackstone’s policies and procedures regarding information barriers and the management of conflicts of interest (see “Potential Conflicts of Interest—Blackstone Policies and Procedures; Information Walls”).

[30]

Includes invested and committed capital for privately originated and anchor investments across private credit strategies and vehicles since 2005, including Direct Lending, Sustainable Resources, Mezzanine, and Opportunistic. Excludes Liquid Credit Strategy investments.

presence in North America will help us more effectively source investment opportunities from private equity buyout sponsors as well as directly from companies, while potentially strengthening the Blackstone Credit brand.

We believe that the broad network of Blackstone Credit can provide a significant pipeline of investment opportunities for us. Blackstone Credit has a significant trading presence and actively monitors thousands of companies across the public and private markets through its $104 billion Liquid Credit Strategies platform31, and as a result has deep insight across sectors and industries. Furthermore, we believe that Blackstone Credit’s strong reputation and longstanding relationships with corporate boards, management teams, private equity sponsors, financial advisors, and other intermediaries position us as a partner of choice. With respect to syndicate and club deals, Blackstone Credit has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. In our experience, these relationships, coupled with our knowledge and expertise, have helped drive substantial proprietary deal flow and position us well to evaluate a variety of investment opportunities in order to successfully invest in a dynamic market environment.

Value-Added Capital Provider and Partner Leveraging the Blackstone Value Creation Program. Blackstone Credit has access to the significant resources of the Blackstone platform, which can meaningfully augment our due diligence process and enhance our ability to source investments and drive value creation for our portfolio companies. Examples include, (i) Blackstone Credit has coverage of over 3,100 corporate credits32 through its Liquid Credit and Private Credit platform and capital markets activities, and as a result has deep insight across all sectors and industries; (ii) Blackstone Credit’s data science team leverages technology to analyze and evaluate various credit metrics and data; and (iii) Office of the CIO with experienced portfolio operations, investment management and ESG teams working to enhance portfolio management and drive best practices across the firm and its portfolio companies.33

Another example of advantages to our funds and investments is through the Blackstone Value Creation Program, which is a global platform that intends to help Blackstone Credit’s investments create meaningful value by leveraging the scale, network and expertise within the Blackstone platform. This program works across our private credit strategies and focuses on three areas of improvement (i) reduce costs by leveraging the scale and purchasing power of Blackstone (ii) identify cross-sell opportunities across Blackstone’s portfolio which consists of 450+ companies and (iii) provide valuable access to industry and functional experts both within the Blackstone organization (including the Blackstone Portfolio Operations team) and the network among portfolio companies. (i) The Value Creation team helps companies to identify cost reduction opportunities through our Group Purchasing Organization (“GPO”), preferred partnerships and the Blackstone Sourcing Center. This collective purchasing platform leverages the scale and buying power of over $5 billion of average annual spending34 across Blackstone’s portfolio companies with more than 75 strategic partners and vendors (measured over the past ten years). Blackstone portfolio companies have generally achieved cost savings, that at times have

[31]

As of June 30, 2023. The AUM for the Liquid Credit Strategies platform may differ from any comparable AUM disclosure in other non-public or public sources (including public regulatory filings) due to, among other factors, methods of net asset value and capital commitment reporting, differences in categorizing certain funds and accounts within specific investment strategies and exclusion of certain funds and accounts, or any part of net asset value or capital commitment thereof, from the related AUM calculations. Certain of these differences are in some cases required by applicable regulation. All figures are subject to change.

[32]	Reflects separate corporate issuers across funds and accounts managed by Liquid Credit Strategies and Private Credit Strategies as of December 31, 2022.
[33]

Subject to Blackstone’s policies and procedures regarding information barriers and the management of conflicts of interest (see “Potential Conflicts of Interest—Blackstone Policies and Procedures; Information Walls”).

[34]	Measured over the ten-year period ending December 31, 2021 (see “Potential Conflicts of Interest and Other Considerations—Blackstone Value Creation Program”).

been substantial, through their use of GPO, often from existing suppliers, on maintenance, repair, operations, back office, information technology, hardware, software, telecommunications, business insurance and human resources, among others.35 The preferred partnership program also assists smaller and medium sized companies in gaining access to enterprise level sales teams which can be more attentive in addressing service issues they may experience. One of the biggest differentiators within the program is our access to the Blackstone Sourcing Center, which is a team of 13+ procurement professionals, who run eRFPs and eAuctions for companies at no cost. This team has run over 280 projects and tensioned over $750 million worth of RFPs and eAuctions for Blackstone Credit companies. As of June 30, 2023, the Blackstone Value Creation Program has reduced costs by approximately $284 million since inception of the program in 2016.36 (ii) On the revenue generating side, the Blackstone Value Creation team actively works with management teams to create cross-selling plans to the over 450+ Blackstone portfolio. This involves working with management to refine marketing material, create pitch material and identify companies who might be meaningful connections. To date, the team has made over 330+ introductions and across the broader Blackstone portfolio, revenue has grown by more than $500 million through Blackstone portfolio connections. (iii) The program also provides access to valuable resources across the firm, including the Portfolio Operations team which consists of 111 internal resources as of June 30, 2023, who are focused on areas such as cyber-security, ESG, data science, healthcare, human resources, information technology, among others. One area of focus has been improving the cyber security posture of companies in which Blackstone Credit is invested in, by leveraging the Blackstone Portfolio Cybersecurity Program. The BX Portfolio Cybersecurity team’s goal is to help reduce operating risk within the portfolio by improving cybersecurity practices in order to minimize the occurrence and impact of cyber incidents. The team takes a proactive approach to governing cybersecurity risk and helps companies identify gaps in cyber policy, then works with companies to improve these identified gaps. In 2022, Blackstone Credit’s dedicated cyber lead conducted 42 assessments and helped companies correct 90 critical cybersecurity issues.

Over 90% of Blackstone Credit portfolio companies across our private credit strategies, which have been introduced to the Blackstone Value Creation team, have used the Blackstone Value Creation Program, speaking to the program’s strength and offerings. The dedicated Blackstone Credit operational program provides support and resources to portfolio companies and to date, has created approximately $3 billion in illustrative enterprise value.37

Flexible Investment Approach. Blackstone Credit believes that the ability to invest opportunistically throughout a capital structure is a meaningful strength when sourcing transactions and enables the Company to seek investments that provide the best risk/return proposition in any given transaction. Blackstone Credit’s creativity and flexibility with regard to deal-structuring distinguishes it from other financing sources, including traditional mezzanine providers, whose investment mandates are typically more restrictive. Over time, Blackstone Credit has demonstrated the ability to negotiate favorable terms for its investments by providing creative structures that add value for an issuer. Blackstone Credit will continue to seek to use this flexible investment approach to focus on principal preservation, while generating attractive returns throughout different economic and market cycles.

[35]	There can be no assurance that any Blackstone strategy or product will achieve their objectives or avoid significant losses.
[36]

Represents estimated total cost reduction at the time cost is benchmarked with portfolio companies with exception of multi-year software contracts, where cumulative identified cost reduction is included, and represents a de minimis amount of overall opportunities.

[37]

Represents (a) estimated annual cost reduction at the time cost is benchmarked with portfolio companies, with exception of multi-year software contracts where cumulative identified cost reduction is included, and represents a de minimis amount of overall opportunities multiplied by (b) enterprise value multiple at the time of Blackstone Credit’s initial investment. The number is presented for illustrative purposes and does not reflect actual realized proceeds to Blackstone Credit or to the equity sponsor or the company, and there can be no assurance that realized proceeds received by Blackstone or any investor in a Blackstone fund will be increased as a result.

Long-Term Investment Horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we will not be required to return capital to our shareholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a long-term focus, provides us with an attractive opportunity to increase total returns on invested capital.

Disciplined Investment Process and Income-Oriented Investment Philosophy. Blackstone Credit employs a rigorous investment process and defensive investment approach to evaluate all potential opportunities with a focus on long-term credit performance and principal protection. We believe Blackstone Credit has generated attractive risk-adjusted returns in its investing activities throughout many economic and credit cycles by (i) maintaining its investment discipline; (ii) performing intensive credit work; (iii) carefully structuring transactions; and (iv) actively managing its portfolios. Blackstone Credit’s investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies, which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation. Additionally, Blackstone Credit’s senior investment professionals have dedicated their careers to the leveraged finance and private equity sectors and we believe that their experience in due diligence, credit analysis and ongoing management of investments is invaluable to the success of the North America direct lending investment strategy. Blackstone Credit generally targets businesses with leading market share positions, sustainable barriers to entry, high free cash flow generation, strong asset values, liquidity to withstand market cycles, favorable underlying industry trends, strong internal controls and high-quality management teams.

Strong Investment Track Record. Blackstone Credit’s track record in private debt lending and investing in below investment grade credit dates back to the inception of Blackstone Credit. Since 2005 through June 30, 2023, Blackstone Credit has invested approximately $152 billion in capital in privately-originated transactions.38 Specifically within the North America Direct Lending Strategy, Blackstone Credit has invested approximately $90 billion39 in privately originated or privately negotiated first lien and unitranche transactions. Corresponding

[38]

Includes invested and committed capital for privately originated and anchor investments across private credit strategies and vehicles since 2005, including Direct Lending, Sustainable Resources, Mezzanine, and Opportunistic. Excludes liquid credit strategy investments.

[39]

Represents U.S. and Canada first lien and unitranche debt (which may be secured by the applicable borrower’s assets and/or equity) transactions in companies that were originated or anchored by certain Blackstone Credit managed, advised or sub-advised funds, Blackstone Credit managed mezzanine funds and Blackstone Credit advised business development companies (such advised business development companies, the “BDCs”), as well as certain other Blackstone Credit managed funds and accounts) and, with respect to certain transactions, investments allocated to affiliates of Blackstone Credit, which may be sold to Blackstone Credit managed funds or accounts in the future, since 2006 (the “North America Direct Lending Track Record”). With respect to certain transactions, the North America Direct Lending Track Record includes free equity and/or warrants that accompanied the debt financings, as well as any loans or securities into which the applicable first lien and unitranche debt may have been restructured subsequent to Blackstone Credit’s initial investment. The North America Direct Lending Track Record excludes (i) broadly syndicated, mezzanine, second lien and equity (other than the aforementioned free equity and/or warrants or securities issued upon restructuring) transactions, among others and (ii) transactions where Blackstone Credit’s invested capital (net of transactions fees) was under $25 million.

to this North America Direct Lending track record, Blackstone Credit has an annualized loss rate of 0.11%.40 We believe maintaining this consistent strategy in the North America Direct Lending strategy across market cycles, with a specific emphasis on combining current yield, downside protection, and inflation protection, will generate compelling investment outcomes for the Adviser.

Efficient Cost Structure. We believe that we have an efficient cost structure, as compared to other non-traded BDCs, with low management fees, expenses, and financing costs. We believe our operating efficiency and senior investment strategy enable us to generate greater risk-adjusted investment returns for our investors relative to other non-traded BDCs.

The Board of Trustees

Overall responsibility for the Company’s oversight rests with the Board. We have entered into the Investment Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Company on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Company’s bylaws and applicable provisions of state and other laws. The Adviser will keep the Board well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board information with additional information as the Board may, from time to time, request. The Board is currently composed of six members, four of whom are Trustees who are not “interested persons” of the Company or the Adviser as defined in the 1940 Act.

Investment Selection

When identifying prospective investment opportunities, the Adviser currently intends to rely on fundamental credit analysis in order to minimize the loss of the Company’s capital. The Adviser expects to invest in companies generally possessing the following attributes, which it believes will help achieve our investment objectives:

Leading, Defensible Market Positions. The Adviser intends to invest in companies that it believes have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek companies that it believes possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

[40]

Represents Blackstone Credit North America Direct Lending platform’s annualized net losses for substantially realized (in the manager’s discretion) defaulted investments from 2006 to June 30, 2023, across the platform. An investment is deemed defaulted if 1. a payment was missed, 2. bankruptcy was declared, 3. there was a restructuring, or 4. it was realized with a total multiple on invested capital less than 1.0x. Net losses include all profits and losses associated with the defaulted investment, including interest payments received. Net losses are represented in the year the defaulted investment is substantially realized and excludes all losses associated with unrealized investments. The annualized net loss rate is the Net losses divided by the average annual remaining invested capital within the platform. The realized loss rate includes investments for periods prior to December 31, 2017, in BDCs that were sub-advised by Blackstone Credit on a non-discretionary basis until April 9, 2018. Investments sourced by Blackstone Credit for these BDCs did, in certain cases, experience defaults and losses after Blackstone Credit was no longer sub-adviser and such defaults and losses are not included in the rates provided. Previously, Blackstone Credit North America Direct Lending platform’s methodology for calculating the platform’s average annual loss rate was based on net loss of principal resulting only from payment defaults in the year of default, but excluding interest payments. Past performance is not necessarily indicative of future results, and there can be no assurance that Blackstone Credit will achieve comparable results or that any entity or account managed or advised by Blackstone Credit will be able to implement its investment strategy or achieve its investment objectives.

Proven Management Teams. The Adviser focuses on investments in which the target company has an experienced and high-quality management team with an established track record of success. The Adviser typically requires companies to have in place proper incentives to align management’s goals with the Company’s goals.

Private Equity Sponsorship. Often the Adviser seeks to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk generally have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise, which could provide additional protections for our investments.

Diversification. The Adviser seeks to invest broadly among companies and industries, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Company’s portfolio.

Viable Exit Strategy. In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on our investments include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt instruments in which we will invest have stated maturities of five to eight years, we expect the majority to be redeemed or sold prior to maturity. These instruments often have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. The investment team regularly reviews investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment. We believe the ability to utilize the entire resources of Blackstone Credit, including the public market traders and research analysts, allows the Adviser to gain access to current market information where the opportunity may exist to sell positions into the market at attractive prices.

Investment Process Overview

Our investment activities are managed by our Adviser. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.

The investment professionals employed by Blackstone Credit have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Sourcing and Origination

The private credit investment team, comprised of 127 dedicated investment professionals as of June 30, 2023, is responsible for establishing regular dialogue with, and coverage of, the financial advisory, corporate issuer, financial sponsor, legal and restructuring communities. The team also has regular contact with Wall Street firms, business brokers, industry executives and others who help identify direct origination investment opportunities. Blackstone Credit seeks to be a value-added partner to its counterparties in connection with their capital needs, and believes that these relationships have driven, and will continue to drive, substantial proprietary deal flow and insight into investment opportunities.

In order to source transactions, Blackstone Credit plans to utilize its significant access to transaction flow, along with its trading platform. The Adviser seeks to generate investment opportunities primarily through direct origination channels, and also through club deals. With respect to Blackstone Credit’s origination channel, the global presence of Blackstone Credit generates access to a substantial amount of directly originated transactions with what we believe to be attractive investment characteristics. Our team covers over 200 sponsors with relationships dating over 15 years, leading to substantial repeat counterparties and making us the partner of choice. In addition to the depth and breadth of our relationships, sponsor partners also seek to transact with Blackstone Credit due to our operational value-add through our Blackstone Value Creation Program. We believe that Blackstone Credit’s strong reputation and longstanding relationships with its broad network will help drive substantial proprietary deal flow and provide a significant pipeline of investment opportunities for us.

Evaluation and Due Diligence

The hallmark of Blackstone Credit’s approach to investing will continue to be defined by a rigorous due diligence process focused on downside protection and capital preservation.41 This process includes a thorough business review of the industry, competitive landscape, products, customers, returns on capital, strength of management team and consultation with outside advisors and industry experts, and benefits from Blackstone’s global platform, offering broad access and insight. When a new investment opportunity is sourced, the Blackstone Credit team spends time with management, analyzing the company’s assets and its financial position. This initial assessment is then followed by extensive credit analysis, including asset valuation work; financial modeling and scenario analysis; cash flow and liquidity analyses; and legal, tax and accounting review. Blackstone Credit’s diligence process will also include a detailed review of key qualitative factors, including the strength of management, quality / strategic value of the company’s assets, and potential operational risks. Further detail on this process is outlined below.

Initial review. The investment team examines information furnished by the target company and external sources, including financial sponsors, banks, advisors and rating agencies, if applicable, to determine whether the investment meets our basic investment criteria within the context of proper allocation of our portfolio among various issuers and industries, and offers an acceptable probability of attractive returns with identifiable downside risk. Blackstone Credit conducts detailed due diligence investigations. Given our incumbent positions, for the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated Blackstone Credit research analyst, the results of which are available for the transaction team to review.

Credit Analysis/Due Diligence. Before undertaking an investment, the investment team conducts a thorough and rigorous due diligence review of the opportunity to ensure the company fits our investment strategy for originated investments, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and estimated financial results;

•	a detailed analysis of industry and customer dynamics, competitive position, regulatory, tax, legal, environmental, social and governance matters;

•	detailed financial modeling and scenario analysis;

•	reference calls within the Blackstone network on the company and relevant industry outlook;

•	on-site visits and customer and supplier reference calls, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

[41]	This product is subject to the risk of capital loss and investors may not get back the amount originally invested.

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

The foregoing initial assessment is then followed by extensive credit analysis, including asset valuation, financial analysis, cash flow analysis and scenario analysis, legal and accounting review, and comparable credit and equity analyses. A thorough assessment of structure and leverage of a transaction and how the particular investment fits into the overall investment strategy of the portfolio is conducted. Blackstone Credit’s typical diligence process for an originated investment opportunity spans two to six months, from the initial screen through final approval and funding. Depending on the deal, each investment team typically consists of four to five investment professionals, consisting of a senior managing director, managing director, principal or vice president and associate and/or analyst.

The Investment Committee utilizes a consensus-driven approach and currently consists of the following senior investment professionals: Dwight Scott, Brad Marshall, Michael Zawadzki, Michael Carruthers, Brad Colman, Paulo Eapen, Robert Horn, Valerie Kritsberg, Daniel Oneglia, Viral Patel, Rob Petrini, and Louis Salvatore. Others who participate in the Investment Committee process include the members of the investment team responsible for sourcing, analyzing and conducting due diligence on the investment and other senior members of Blackstone Credit. For transactions above certain size parameters, Jonathan Gray, President and COO of Blackstone and Michael Chae, CFO of Blackstone, also participate in the Investment Committee process. For certain investments, generally smaller investments where the Company is participating alongside other lenders in a “club” deal, providing an anchor order or purchasing broadly syndicated loans, the Investment Committee has delegated the authority to make an investment decision to a sub-committee of the full Investment Committee. For broadly syndicated loan investments made by the Company alongside funds within Blackstone Credit’s Liquid Credit Strategies, the portfolio managers of the Company may conduct a joint investment committee with the Liquid Credit Strategies business that follows the Investment Committee process for the Liquid Credit Strategies business in lieu of the Investment Committee process described above. There are no representatives from other business groups of Blackstone involved in the Company’s Investment Committee process.

The Investment Committee review process is multi-step and iterative and occurs in parallel with the diligence and structuring of investments. The initial investment screening process involves an Investment Committee “Heads-Up” review presentation by the senior managing director leading a given transaction and members of the investment team. The Heads-Up review involves the production of a short memo with a focus on the following diligence items: an early diligence review of the underlying business fundamentals; expected return potential; expected investment size; assessment of key risks; and an appropriate initial diligence plan. At this point in the decision-making process, the Investment Committee will decide whether or not the investment team should proceed with deeper diligence on the investment opportunity.

Once in-depth diligence has commenced, the investment team compiles its findings, credit risks and mitigants, and preliminary transaction recommendation into a memo that is presented to a select group of senior managing directors in a weekly forum entitled “Office Hours.” Office Hours provides a subset of the Investment Committee the opportunity to review the investment team’s detailed diligence findings in advance of presenting to the full Investment Committee, and to pose questions and recommendations to the investment team regarding further credit evaluation.

The ultimate results and findings of the investment analysis, including any follow up diligence items identified at Office Hours, are compiled in comprehensive investment memoranda that are used as the basis to support the investment thesis and are utilized by the Investment Committee for final investment review and approval. In Investment Committee settings, the senior team reviews all activity for the prior week, with a focus on detailed updates of ongoing situations and in-depth reviews of all new investment opportunities.

Portfolio Monitoring

Active management of our investments is performed by the team responsible for making the initial investment as well as by members of the Office of the CIO. Blackstone Credit believes that actively managing an investment allows it to identify problems early and work with companies to develop constructive solutions when necessary. Blackstone Credit will monitor our portfolio with a focus toward anticipating negative credit events. In seeking to maintain portfolio company performance and help to ensure a successful exit, Blackstone Credit will work closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, Blackstone Credit will receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a monthly or quarterly basis from portfolio companies. Blackstone Credit will use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

While the initial investment team remains primarily responsible for the collection, analysis, and dissemination of financial information received from portfolio companies, portfolio managers and members of the Office of the CIO, including over 30 professionals responsible for portfolio and asset management, also review portfolio reporting on a daily, weekly, and monthly basis to identify early signs of outperformance or underperformance. Blackstone Credit maintains several formal forums to review and monitor the portfolio. Quarterly portfolio reviews are conducted to identify broad trends across the portfolio and assess recent performance. Blackstone Credit conducts industry-specific reviews across both our private and liquids businesses to provide in-depth insights into particular sectors, bringing together comprehensive insights across our platform. In addition, weekly Portfolio Review committees and monthly Watchlist Committee meetings are used for in-depth reviews of credits, as further described below.

In instances of weaker than expected performance, members of the Office of the CIO, including over 30 professionals responsible for portfolio and asset management, may work closely with deal teams to review and diligence the source of underperformance, re-underwrite the business, and develop a comprehensive strategy for go-forward management of the position. Our Asset Management Group, housed within the Office of the CIO, comprises a team of functionally-oriented professionals focused on three verticals: Financial Solutions, Operational Asset Management, and Legal / Restructuring. Financial Solutions provides detailed financial analysis, re-underwriting capabilities, and support for portfolio companies such as cash flow estimates or other financial management tools, as needed. Operational Asset Management assesses portfolio company processes, management, and operational capabilities to support and drive operational improvements. Operational Asset Management also is responsible for our Blackstone Value Creation Program, which leverages the scale of the broader Blackstone platform in order to improve operations and profitability at Blackstone Credit portfolio companies. This program works across our private credit strategies and focuses on three areas of improvement (i) reduce costs by leveraging the scale and purchasing power of Blackstone (ii) identify cross-sell opportunities across Blackstone’s portfolio which consists of 450+ companies and (iii) provide valuable access to industry and functional experts both within the Blackstone organization (including the Blackstone Portfolio Operations team) and the network among portfolio companies. As of June 30, 2023, the Blackstone Value Creation Program has reduced costs by approximately $284 million since the inception of the program in 2016.42 On the revenue generating side, the Blackstone Value Creation team actively works with management teams to create cross-selling plans to the over 450+ Blackstone portfolio companies. This involves working with management to refine

[42]

Represents estimated total cost reduction at the time cost is benchmarked with portfolio companies with exception of multi-year software contracts, where cumulative identified cost reduction is included, and represents a de minimis amount of overall opportunities.

marketing material, create pitch material and identify companies who might be meaningful connections. To date, the team has made over 330+ introductions and across the broader Blackstone portfolio, revenue has grown by more than $500 million through Blackstone portfolio connections. This involves working with management to refine marketing material, create pitch material and identify companies who might be meaningful connections. In 2022, the Blackstone Credit’s cyber lead conducted 42 Cybersecurity Flash Assessments (“CFAs”), Blackstone’s proprietary cyber security assessment tool which seeks to identify gaps in cyber security policy, and assisted companies with correcting 90 critical issues which were identified in the CFA process. Members of the Blackstone Credit Restructuring and Legal teams lead liability management and restructuring transactions, interface with third-party advisers, and support the transaction documentation process. Team members from these three verticals have a range of professional backgrounds, including performing and distressed investing, management and operational consulting, and legal and industry experience, and provide highly engaged oversight of any underperforming positions.

Financial reporting for portfolio companies is reviewed on a daily, weekly and monthly basis by deal teams and members of the Office of the CIO, including AMG. We utilize a series of proprietary portfolio dashboards and automated reports to ensure responsible parties receive detailed information on a timely basis. Each week, all financial reporting results across the portfolio are aggregated and distributed to the portfolio management team for review. Portfolio company performance updates, including recent developments and go-forward action plans for underperforming assets, are reviewed at Portfolio Review and Watchlist Committee meetings. Individual credits are discussed in depth at weekly Portfolio Review meetings, which include members of the Investment Committee. Our formal Watchlist, which is managed by the Office of the CIO, is reviewed at monthly Watchlist Committee meetings, with interim updates as needed.

The Watchlist Committee is comprised of members of the Investment Committee and includes investment professionals from both our Liquid Credit and Private Credit businesses.

Exit

In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on its investments to include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt securities in which we will invest have stated maturities of five to seven years, based on Blackstone Credit’s past experience, we believe most of these securities will be redeemed or sold prior to maturity. These securities often have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. However, there is no assurance that our investments will achieve realization events as a result of refinancings, sales of portfolio companies or public offerings and these realization events will become more unlikely when conditions in the credit and capital markets have deteriorated.

The investment team regularly reviews investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment.

Valuation Process

Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. With respect to investments for which market quotations are not readily available, a valuation committee (the “Adviser’s Valuation Committee”) appointed by the Board of Trustees will assist the Board of Trustees in determining the fair value of such investments in good faith, based on procedures adopted by and subject to the supervision of the Board of Trustees.

We will also determine our NAV as of the last day of a month that is not also the last day of a calendar quarter and we intend to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Adviser’s valuation team will generally value such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). Investments for which market quotations are readily available are recorded at such market quotations.

Managerial Assistance

As a BDC, we must offer, and provide upon request, significant managerial assistance to certain of our portfolio companies except where the Company purchases securities of an issuer in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance, including through the Blackstone Value Creation program. The Adviser and the Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than the Adviser, will retain any fees paid for such assistance.

Investments

As of June 30, 2023, the fair value of our investments was approximately $48,426.0 million in 511 portfolio companies.

The composition of our investment portfolio at cost and fair value is as follows (dollar amounts in thousands):

	June 30, 2023
	Cost	Fair Value	% of Total Investments at Fair Value
First lien debt	$43,137,695	$42,545,377	89.22%
Second lien debt	2,019,112	1,849,083	3.88
Unsecured debt	—	—	—
Structured finance investments	409,754	377,673	0.79
Investment in joint ventures	2,120,206	2,130,208	4.47
Equity investments (1)	739,476	782,527	1.64

Total	$48,426,243	$47,684,868	100.00%

(1)	Includes equity investment in SLC.

	December 31, 2022
	Cost	Fair Value	% of Total Investments at Fair Value
First lien debt	$44,461,300	$43,710,812	89.37%
Second lien debt	2,074,849	1,872,806	3.83
Unsecured debt	17,583	13,948	0.03
Structured finance investments	409,633	365,269	0.75
Investments in joint ventures	2,232,706	2,188,394	4.47
Equity investments (1)	739,225	757,379	1.55

Total	$49,935,296	$48,908,608	100.00%

(1)	Includes equity investment in SLC.

The industry composition of our investments at fair value is as follows:

	June 30, 2023	December 31, 2022
Aerospace & Defense	1.28%	1.25%
Air Freight & Logistics	2.66	2.80
Airlines	0.06	0.07
Auto Components	0.06	0.11
Beverages	0.09	0.13
Building Products	2.24	2.37
Capital Markets	0.22	0.22
Chemicals	0.28	0.38
Commercial Services & Supplies	3.48	3.68
Construction Materials	0.04	0.07
Construction & Engineering	0.78	0.67
Containers & Packaging	0.29	0.46
Distributors	0.68	0.67
Diversified Consumer Services	2.94	2.95
Diversified Financial Services (1)	2.26	2.17
Diversified Telecommunication Services	0.56	0.53
Electrical Equipment	0.89	0.89
Electronic Equipment, Instruments & Components	1.11	1.28
Electric Utilities	0.11	0.10
Energy Equipment & Services	0.09	0.09
Entertainment	0.04	0.04
Food Products	0.05	0.05
Ground Transportation	0.01	—
Health Care Equipment & Supplies	1.49	1.52
Health Care Providers & Services	12.01	11.68
Health Care Technology	3.14	3.21
Hotels, Restaurants & Leisure	0.39	0.55
Household Durables	0.07	0.23
Industrial Conglomerates	0.75	0.95
Insurance	4.90	4.67
Interactive Media & Services	0.04	0.16
Internet & Direct Marketing Retail	2.23	2.22
Investments in Joint Venture	4.47	4.47
IT Services	4.73	4.54
Leisure Products	0.07	0.17
Life Sciences Tools & Services	0.56	0.37
Machinery	0.05	0.08
Marine	0.48	0.46
Media	0.57	0.61
Metals & Mining	0.07	0.13
Oil, Gas & Consumable Fuels	0.16	0.20
Paper & Forest Products	0.14	0.13
Pharmaceuticals	0.70	0.67
Professional Services	12.27	12.50
Real Estate Management & Development	0.23	0.22
Road & Rail(2)	—	0.00

	June 30, 2023	December 31, 2022
Software	26.50	25.59
Specialty Retail	0.30	0.30
Technology Hardware, Storage & Peripherals	0.10	0.09
Textiles, Apparel & Luxury Goods	0.05	0.06
Trading Companies & Distributors	0.70	0.75
Transportation Infrastructure	2.57	2.44
Wireless Telecommunication Services	0.04	0.05

Total	100.00%	100.00%

(1)	Includes equity investment in SLC.
(2)	Amount rounds to less than 0.00% for December 31, 2022.

The geographic composition of our investments at cost and fair value is as follows (dollar amounts in thousands):

	June 30, 2023
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$43,905,469	$43,228,152	90.65%	181.66%
Europe	3,379,762	3,375,331	7.08	14.18
Canada	713,803	686,857	1.44	2.89
Bermuda/Cayman Islands	403,474	371,186	0.78	1.56
Australia/New Zealand	23,735	23,342	0.05	0.10

Total	$48,426,243	$47,684,868	100.00%	200.39%

	December 31, 2022
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$45,326,287	$44,468,163	90.92%	196.02%
Europe	3,385,990	3,308,990	6.77	14.59
Canada	795,999	748,234	1.53	3.30
Bermuda/Cayman Islands	403,356	359,125	0.73	1.58
Australia/New Zealand	23,664	24,096	0.05	0.11

Total	$49,935,296	$48,908,608	100.00%	215.60%

See the Condensed Consolidated Schedule of Investments as of June 30, 2023 in our consolidated financial statements for the quarter ended June 30, 2023 and Consolidated Schedule of Investments as of December 31, 2022 in our consolidated financial statements for the year ended December 31, 2022 each included hereto for more information on these investments.

As of June 30, 2023 and December 31, 2022, we had unfunded delayed draw term loans and revolvers with an aggregate principal amount of $5,476.7 million and $6,343.1 million, respectively.

Warehousing Transactions

We have entered into two warehouse transactions whereby we have agreed, subject to certain conditions, to purchase certain assets from unaffiliated parties.

Facility Agreement

On November 2, 2020, we entered into the Facility Agreement (as defined in Note 7), which was subsequently amended and restated on November 16, 2020, December 7, 2020 and December 28, 2020 with Goldman Sachs Bank USA (the “Financing Provider”). Under the Facility Agreement, if we received subscriptions of at least $400 million (the “Capital Condition”), the Company, or its designee, has a forward obligation to purchase certain investments (the “Portfolio Investments”) from the Financing Provider, who is obligated to sell such investments. The Portfolio Investments will generally consist of originated and anchor loans to private companies consistent with our investment strategy. Pursuant to the Facility Agreement, we may request that the Financing Provider acquire such Portfolio Investments as we may designate from time to time, which the Financing Provider can approve or reject in its sole and absolute discretion. We may elect to purchase, and in certain events the Company will be required to purchase, from the Financing Provider one or more Portfolio Investments on or before June 30, 2021 (the “Facility End Date”). Prior to any sale to us, the Portfolio Investments will be owned and held solely for the account of the Financing Provider. Until such time as we have satisfied the Capital Condition, it will have no obligation to purchase the Portfolio Investments nor be entitled to any benefits or subject to any obligations under the Facility Agreement unless it waives the Capital Condition. In consideration for the forward arrangement provided by the Financing Provider (the amount of the arrangement will not exceed $200 million prior to December 15, 2020, not exceed $300 million on or after December 15, 2020 and prior to December 28, 2020, not exceed $500 million on or after December 28, 2020 and prior to January 18, 2021 and will not exceed $300 million on or after January 18, 2021 up to the Facility End Date (the “Financing Amount”)), we have agreed to pay, subject to satisfying the Capital Condition, certain fees and expenses to the Financing Provider, including (i) a financing fee at an annual rate of LIBOR plus 1.70% multiplied by the sum of the relevant principal amount for each Portfolio Investment, (ii) an unused fee at an annual rate of 0.50% of the unused Financing Amount and (iii) a structuring fee equal to $1.453 million which is payable on the earlier of the termination date or the Facility End Date. As a general matter, the price we would pay to purchase any Portfolio Investment from the Financing Provider equals the cash amount paid by the Financing Provider subject to adjustment for, among other things, principal repayments and interest amounts earned by the Financing Provider.

Effective January 7, 2021, the Company had a contractual obligation to acquire all assets under the Facility Agreement through a forward purchase agreement on or before June 30, 2021. The mark-to-market gain/loss of all investments held by the Financing Provider, in addition to other economic rights and obligations held by the Company, are recognized in the Company’s consolidated financial statements. These gains (losses) are realized at the time the Company settles on the purchases of each underlying asset from the Financing Provider.

For the year ended December 31, 2021, the Company acquired $610.6 million of investments from the Financing Provider, resulting in net realized gains of $3.7 million.

Following the acquisition of all the assets held by the Financing Provider, the Facility Agreement was terminated on June 22, 2021.

Syndicated Warehouse

On November 3, 2020, we entered into an arrangement for the syndicated warehouse (a “Syndicated Warehouse”) with Sente Master Fund, L.P. and Vibrant Ambar Fund, Ltd. (together, the “Sellers”). Under the Syndicated Warehouse, if we have raised at least $200 million of equity capital by April 15, 2021, then we or our designee must arrange one or more transactions sufficient to repay all outstanding amounts under a warehouse credit facility with commitments of up to $255 million of Maple Park CLO, Ltd. (“Maple Park”), an entity expected to hold primarily broadly syndicated loans with a target portfolio size of $300 million that is managed by our affiliate, and to redeem in full the subordinated notes (the “Subordinated Notes”) issued by Maple Park. Neither the Adviser nor any of its affiliates will receive any compensation from the Company in connection with managing Maple Park. Under the Syndicated Warehouse, this transaction may be structured to include a purchase by us or our designee of the Subordinated Notes, if any, held by the unaffiliated Sellers.

On January 8, 2021, the Company exercised its right to acquire the equity interests of the Syndicated Warehouse, effectively acquiring the assets and liabilities of Maple Park for a total purchase price of $45.7 million, which included $2.8 million paid to a minority interest holder shortly thereafter. This transaction resulted in a realized gain of $2.3 million, which represented the excess of fair value of the net assets acquired over the total consideration paid for the Subordinated Notes in the Syndicated Warehouse on the date of acquisition.

Allocation of Investment Opportunities

General

Blackstone Credit, including the Adviser, provides investment management services to other BDCs, registered investment companies, investment funds, client accounts and proprietary accounts that Blackstone Credit may establish.

Blackstone Credit will share any investment and sale opportunities with its other clients and the Company in accordance with the Advisers Act and firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in the prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements. In addition, we expect to offer certain opportunities appropriate for the Company’s subsidiaries not wholly owned by the Company, which will result in the Company having less exposure to such assets than it otherwise would have.

In addition, as a BDC regulated under the 1940 Act, the Company is subject to certain limitations relating to co-investments and joint transactions with affiliates, which in certain circumstances likely limit the Company’s ability to make investments or enter into other transactions alongside other clients.

Co-Investment Relief

We have in the past co-invested, and in the future may co-invest, with certain affiliates of the Adviser. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Company’s Board has established objective criteria (“Board Criteria”) clearly defining co-investment opportunities in which the Company will have the opportunity to participate with one or more listed or private Blackstone Credit managed BDCs including the Company, or the Blackstone Credit BDCs, and other public or private Blackstone Credit funds that target similar assets. If an investment falls within the Board Criteria and is otherwise consistent within the Company’s then current investment objectives and strategies, Blackstone Credit must offer an opportunity for the Blackstone Credit BDCs to participate. The Blackstone Credit BDCs may determine to participate or not to participate, depending on whether Blackstone Credit determines that the investment is appropriate for the Blackstone Credit BDCs (e.g., based on investment strategy). The co-investment would generally be allocated to us, any other Blackstone Credit BDCs (including Blackstone Secured Lending Fund (“BXSL”)) and the other Blackstone Credit funds that target similar assets pro rata based on available capital in the applicable asset class. We generally are permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent Trustees make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching in respect of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objectives and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.

Competition

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in U.S. private companies. As a result of these new competitors entering the financing markets in which we operate, competition for investment opportunities in U.S. private companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our benefit stems from the fact that the market for investments in U.S. private companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Non-Exchange Traded, Perpetual-Life BDC

The Company is non-exchange traded, meaning its shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose common shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Company being a forced seller of assets in market downturns compared to non-perpetual funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our charter or otherwise to effect a liquidity event at any time.

Human Resource Capital

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Investment Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers described in “Management” below is employed by the Adviser or its affiliates. Our day-to-day investment operations will be managed by the Adviser. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates. The investment team will focus on origination, non-originated investments and transaction development and the ongoing monitoring of our investments. In addition, we will reimburse the Administrator for its costs, expenses and allocable portion of overhead, including compensation paid by the

Administrator (or its affiliates) to the Company’s chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Company).

Regulation as a BDC

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets. Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets, unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any Eligible Portfolio Company controlled by the Company.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the Eligible Portfolio Company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance. A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments. Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to in this prospectus, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.

Warrants. Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio. We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our common shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On August 24, 2020, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

We intend to establish one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over LIBOR or another applicable benchmark (e.g., SOFR). We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We may enter into a TRS agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Company would typically have to post collateral to cover this potential obligation. To the extent the Company segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under TRS transactions, enters into offsetting transactions or otherwise covers such TRS transactions in accordance with applicable SEC guidance, the leverage incurred through TRS will not be considered a borrowing for purposes of the Company’s overall leverage limitation.

We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. See “Risk Factors—Risks Related to Debt Financing—We may form one or more CLOs, which may subject us to certain structured financing risks.” We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics. We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Affiliated Transactions. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Other. We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any Trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Financial Condition, Liquidity and Capital Resources

We expect to generate cash primarily from (i) the net proceeds of our public and private offerings of our shares, (ii) cash flows from our operations, (iii) any financing arrangements we may enter into in the future and (iv) any future offerings of our equity or debt securities.

Our primary uses of cash will be for (i) investments in portfolio companies and other investments, (ii) the cost of operations (including paying the Adviser and the Administrator), (iii) cost of any borrowings or other financing arrangements and (iv) cash distributions to the holders of our shares.

Investment Advisory Agreement

The Adviser will provide management services to us pursuant to the Investment Advisory Agreement. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:

•

determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objectives, policies and restrictions;

•

identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;

•	monitoring our investments;

•	performing due diligence on prospective portfolio companies;

•	exercising voting rights in respect of portfolio securities and other investments for us;

•	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;

•	negotiating, obtaining and managing financing facilities and other forms of leverage; and

•	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.

We will pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.

Management Fee

The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). For the first calendar month in which we had operations, net assets were measured as the beginning net assets as of the date on which the Company broke escrow on January 7, 2021 (the “Escrow Break Date”). Substantial additional fees and expenses may also be charged by the Administrator to the Company, which is an affiliate of the Adviser. In addition, the Adviser has agreed to waive its management fee for the first six months following the date on which we break escrow for the Continuous Offering. The longer an investor holds our common shares during this period, the longer such investor will receive the benefit of this management fee waiver period.

Incentive Fee

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of our income and a portion is based on a percentage of our capital gains, each as described below.

Incentive Fee Based on Income

The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement entered into between us and the Administrator, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).

Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Due to such exclusions, investors may be charged an incentive fee on an income amount that is greater than the actual income they may receive.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

We will pay the Adviser an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

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No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

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100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 12.5% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

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12.5% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to the Adviser.

These calculations are pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.

The Adviser agreed to waive the incentive fee based on income for the first six months following the Escrow Break Date. The longer an investor held our common shares during this period, the longer such investor will have received the benefit of this income based incentive fee waiver period.

Incentive Fee Based on Capital Gains

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:

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12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.

The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

Administration Agreement

Under the terms of the Administration Agreement, the Administrator will provide, or oversee the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Company’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Company’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Company; and (iii) any internal audit group personnel of Blackstone or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party. The Administrator intends to hire a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation from the Administrator for its sub-administrative services under a sub-administration agreement.

The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. We will not reimburse the Administrator for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Administrator.

Certain Terms of the Investment Advisory Agreement and Administration Agreement

Each of the Investment Advisory Agreement and the Administration Agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the Investment Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first becomes effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent Trustees. We may terminate the Investment Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate either agreement may be made by a majority of the Board of Trustees or the shareholders holding a majority of our outstanding voting securities, which means the lesser of (1) 67% or more of the voting securities present at a meeting if more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities. In addition, without payment of any penalty, the Adviser may terminate the Investment Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.

The Adviser and the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Company in connection with the matters to which the Investment Advisory Agreement and Administration Agreement, respectively, relate, provided that the Adviser and the Administrator shall not be protected against any liability to the Company or its shareholders to which the Adviser or Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Investment Advisory Agreement and the Administration Agreement provide that, absent disabling conduct, each of our Adviser and our Administrator, as applicable, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Investment Advisory Agreement and our Administrator’s services under the Administration Agreement or otherwise as adviser or administrator for us. The Adviser and the Administrator shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser or the Administrator in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser or Administrator had reasonable cause to believe its conduct was unlawful. In addition, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is the Adviser or Administrator, as applicable, an affiliate of the Adviser or Administrator or one of our officers; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.

Expense Support and Conditional Reimbursement Agreement

We have entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser. The Adviser may elect to pay certain of our expenses on our behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Company. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company shall be referred to in this prospectus as a “Reimbursement Payment.” Available Operating Funds means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the beginning net assets attributable to Class S shares as of the first calendar day of the month. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing fee with respect to our outstanding Class D shares equal to 0.25% per annum of the beginning net assets attributable to Class D shares as of the first calendar day of the month. The shareholder servicing fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to the prospectus.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge transaction or other such fees on Class I Shares.

Class I shares are generally available for purchase only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, Blackstone Credit or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to the prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for the Continuous Offering and does not enter into a new relationship with a participating broker for the Continuous Offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Purchase Price

During the escrow period, the per share purchase price for the class of share being purchased was $25.00. After the close of the escrow period, shares were sold at the then-current NAV per share. Each class of shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

Distributions

We have declared distributions each month beginning in January 2021 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of our net investment income. See “Certain U.S. Federal Income Tax Considerations” and “Description of our Shares.”

The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares).

There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

Distribution and Servicing Plan

The Board approved a distribution and servicing plan (the “Distribution and Servicing Plan”). The following table shows the shareholder servicing and/or distribution fees the Company pays the Intermediary Manager with respect to the Class S, Class D and Class I on an annualized basis as a percentage of the Company’s NAV for such class. The shareholder servicing and/or distribution fees is paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	—

Subject to FINRA and other limitations on underwriting compensation, the Company will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.

The shareholder servicing and/or distribution fees will be paid monthly in arrears. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer agency, sub-accounting and certain other administrative services that are not required to be paid pursuant to the shareholder servicing and/or distribution fees under FINRA rules. The Company also may pay for these sub-transfer agency, sub-accounting and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Company’s distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

Distribution Reinvestment Plan

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

Share Repurchase Program

At the discretion of our Board of Trustees, we have implemented a share repurchase program in which we intend to offer to repurchase, in each quarter, up to 5% of our common shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in our best interest and the best interest of our shareholders, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on us that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may be available in an amount less than 5% of the common shares outstanding. We intend to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the 1940 Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be subject to the Early Repurchase Deduction. The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable common shares to (b) the subscription date immediately following the valuation date used in the repurchase of such common shares. For illustrative purposes, a Shareholder that acquires common shares as of July 1 would not incur an Early Repurchase Deduction for participating in a tender offer that has a valuation date of June 30 of the following year (or anytime thereafter). The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Company. The Early Repurchase Deduction will also generally apply to minimum account repurchases. Shareholders who are exchanging a class of our shares for an equivalent aggregate NAV of another class of our shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% quarterly calculation on repurchases and will not be subject to the Early Repurchase Deduction. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

Valuation Procedures

The Company is required to report its investments, including those for which current market values are not readily available, at fair value in accordance with ASC 820, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the 1940 Act.

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the 1940 Act, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

The Company utilizes mid-market pricing (i.e., mid-point of average bid and ask prices) to value these investments. These market quotations are obtained from independent pricing services, if available; otherwise generally from at least two principal market makers or primary market dealers. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment. Examples of events that would cause market quotations to not reflect fair value could include cases when a security trades infrequently or not at all, causing a quoted purchase or sale price to become stale, or in the event of a “fire sale” by a distressed seller. All price overrides require approval from the Board.

Where prices or inputs are not available or, in the judgment of the Board, not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or for which market prices are not readily available are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged on the recommendation of the Adviser and at the direction of the Board. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

The Company’s Board undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments for which reliable market quotations are not readily available, or are available but deemed not reflective of the fair value of an investment, which includes, among other procedures, the following:

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The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in conjunction with the Adviser’s investment professionals responsible for each portfolio investment;

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In addition, independent valuation firms engaged by the Board prepare quarter-end valuations of such investments except de minimis investments, as determined by the Adviser. The independent valuation firms provide a final range of values on such investments to the Board and the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;

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The Adviser’s Valuation Committee reviews each valuation recommendation to confirm they have been calculated in accordance with the valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;

•	The Adviser’s Valuation Committee makes valuation recommendations to the Audit Committee;

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The Audit Committee reviews the valuation recommendations made by the Adviser’s Valuation Committee, including the independent valuation firms’ quarterly valuations, and once approved, recommends them for approval by the Board; and

•	The Board reviews the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Audit Committee, the

Adviser’s Valuation Committee and, where applicable, the independent valuation firms and other external service providers.

Valuation of each of our investments will generally be made as described above as of the end of each fiscal quarter. In cases where the Company determines its NAV at times other than a quarter end, the Company updates the value of securities with market quotations to the most recent market quotation. For securities without market quotations, non-quarterly valuations will generally be the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the value for each relevant investment using a range of values from an independent valuation firm, where applicable, in accordance with the Company’s valuation policy, pursuant to authority delegated by the Board.

As part of the valuation process, the Board takes into account relevant factors in determining the fair value of the Company’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, of: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Board with the assistance of the Adviser, the Audit Committee and Independent valuation firms, considers whether the pricing indicated by the external event corroborates its valuation.

The Board has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Company’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter, and the Board may reasonably rely on that assistance. However, the Board is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule 206(4)-6 under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.

Proxy Policies

The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Company and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Company, taking into consideration the Company’s investment horizons and other relevant factors. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Decisions on how to vote a proxy generally are made by the Adviser. The Investment Committee and the members of the investment team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing the Company’s investment in a particular company.

Proxy Voting Records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Blackstone Credit BDC Advisors LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.

Reporting Obligations and Available Information

Stockholders may obtain copies of our filings with the SEC, free of charge from the website maintained by the SEC at www.sec.gov.

Certain U.S. Federal Income Tax Considerations

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our shares as capital assets. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold our shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation as a Regulated Investment Company

The Company elected to be treated, and intends to qualify each taxable year thereafter, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Company must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Company (a) at least 50% of the value of the Company’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Company’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Company’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in 3(b) above).

As a RIC, the Company generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. Generally, the Company intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains, if any.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Company must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Company will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Company in October, November or December with a record date in such a month and paid by the Company during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Company failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Company would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Company could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the audited fiscal year ended December 31, 2022, and for the most recent unaudited quarter ended June 30, 2023. The report of Deloitte & Touche, LLP, our independent registered public accounting firm, on the financial statements as of December 31, 2022 is included in this prospectus. This information about our senior securities should be read in conjunction with our audited financial statements for the year ended December 31, 2022 and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Bard Peak Funding Facility
June 30, 2023	$489,862	$1,977.0	—	N/A
December 31, 2022	1,235,414	1,845.1	—	N/A
December 31, 2021	879,000	1,702.0	—	N/A

Castle Peak Funding Facility
June 30, 2023	1,123,800	1,977.0	—	N/A
December 31, 2022	1,146,600	1,845.1	—	N/A
December 31, 2021	1,171,809	1,702.0	—	N/A

Maroon Peak Funding Facility
June 30, 2023	—	—	—	N/A
December 31, 2022	300,000	1,845.1	—	N/A
December 31, 2021	483,952	1,702.0	—	N/A

Summit Peak Funding Facility
June 30, 2023	910,369	1,977.0	—	N/A
December 31, 2022	1,691,844	1,845.1	—	N/A
December 31, 2021	1,643,154	1,702.0	—	N/A

Denali Peak Funding Facility
June 30, 2023	562,800	1,977.0	—	N/A
December 31, 2022	749,800	1,845.1	—	N/A
December 31, 2021	668,400	1,702.0	—	N/A

Bushnell Peak Funding Facility
June 30, 2023	430,000	1,977.0	—	N/A
December 31, 2022	400,000	1,845.1	—	N/A
December 31, 2021	395,500	1,702.0	—	N/A

Granite Peak Funding Facility
June 30, 2023	675,600	1,977.0	—	N/A
December 31, 2022	647,600	1,845.1	—	N/A
December 31, 2021	248,000	1,702.0	—	N/A

Middle Peak Funding Facility
June 30, 2023	600,950	1,977.0	—	N/A
December 31, 2022	596,950	1,845.1	—	N/A
December 31, 2021	799,550	1,702.0	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)

Bison Peak Funding Facility
June 30, 2023	1,200,000	1,977.0	—	N/A
December 31, 2022	1,182,000	1,845.1	—	N/A
December 31, 2021	1,320,800	1,702.0	—	N/A

Blanca Peak Funding Facility
June 30, 2023	1,343,000	1,977.0	—	N/A
December 31, 2022	1,081,000	1,845.1	—	N/A
December 31, 2021	892,800	1,702.0	—	N/A

Windom Peak Funding Facility
June 30, 2023	1,384,025	1,977.0	—	N/A
December 31, 2022	1,741,465	1,845.1	—	N/A
December 31, 2021	989,759	1,702.0	—	N/A

Monarch Peak Funding Facility
June 30, 2023	1,400,400	1,977.0	—	N/A
December 31, 2022	873,400	1,845.1	—	N/A
December 31, 2021	567,400	1,702.0	—	N/A

Borah Peak Funding Facility
June 30, 2023	80,000	1,977.0	—	N/A
December 31, 2022	223,000	1,845.1	—	N/A

2022-1 BSL WH
June 30, 2023	—	—	—	N/A
December 31, 2022	148,000	1,845.1	—	N/A

Naomi Peak Funding Facility
June 30, 2023	385,000	1,977.0	—	N/A
December 31, 2022	400,000	1,845.1	—	N/A

Meridian Peak Funding Facility
June 30, 2023	220,000	1,977.0	—	N/A
December 31, 2022	170,000	1,845.1	—	N/A

Haydon Peak Funding Facility
June 30, 2023	49,000	1,977.0	—	N/A
December 31, 2022	49,000	1,845.1	—	N/A

Bear Peak Funding Facility
June 30, 2023	173,292	1,977.0	—	N/A
December 31, 2022	166,031	1,845.1	—	N/A

Revolving Credit Facility
June 30, 2023	1,154,373	1,977.0	—	N/A
December 31, 2022	1,470,758	1,845.1	—	N/A
December 31, 2021	1,144,422	1,702.0	—	N/A

June 2024 Notes
June 30, 2023	435,000	1,977.0	—	N/A
December 31, 2022	435,000	1,845.1	—	N/A
December 31, 2021	435,000	1,702.0	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)

June 2026 Notes
June 30, 2023	400,000	1,977.0	—	N/A
December 31, 2022	400,000	1,845.1	—	N/A
December 31, 2021	400,000	1,702.0	—	N/A

May 2027 Notes
June 30, 2023	625,000	1,977.0	—	N/A
December 31, 2022	625,000	1,845.1	—	N/A

October 2027 Notes
June 30, 2023	350,000	1,977.0	—	N/A
December 31, 2022	350,000	1,845.1	—	N/A

September 2024 Notes
June 30, 2023	365,000	1,977.0	—	N/A
December 31, 2022	365,000	1,845.1	—	N/A
December 31, 2021	365,000	1,702.0	—	N/A

December 2026 Notes
June 30, 2023	1,250,000	1,977.0	—	N/A
December 31, 2022	1,250,000	1,845.1	—	N/A
December 31, 2021	1,250,000	1,702.0	—	N/A

November 2026 Eurobonds
June 30, 2023	545,550	1,977.0	—	N/A
December 31, 2022	534,975	1,845.1	—	N/A
December 31, 2021	569,958	1,702.0	—	N/A

November 2024 Notes
June 30, 2023	500,000	1,977.0	—	N/A
December 31, 2022	500,000	1,845.1	—	N/A
December 31, 2021	500,000	1,702.0	—	N/A

March 2027 Notes
June 30, 2023	1,000,000	1,977.0	—	N/A
December 31, 2022	1,000,000	1,845.1	—	N/A
December 31, 2021	1,000,000	1,702.0	—	N/A

January 2025 Notes
June 30, 2023	500,000	1,977.0	—	N/A
December 31, 2022	500,000	1,845.1	—	N/A

January 2029 Notes
June 30, 2023	650,000	1,977.0	—	N/A
December 31, 2022	650,000	1,845.1	—	N/A

March 2025 Notes
June 30, 2023	900,000	1,977.0	—	N/A
December 31, 2022	900,000	1,845.1	—	N/A

April 2026 UK Bonds
June 30, 2023	317,375	1,977.0	—	N/A
December 31, 2022	301,725	1,845.1	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)

September 2025 Notes
June 30, 2023	800,000	1,977.0	—	N/A
December 31, 2022	800,000	1,845.1	—	N/A

2021-1 BSL Notes
June 30, 2023	663,000	1,977.0	—	N/A
December 31, 2022	663,000	1,845.1	—	N/A
December 31, 2021	663,000	1,702.0	—	N/A

2021-2 Notes
June 30, 2023	505,800	1,977.0	—	N/A
December 31, 2022	505,800	1,845.1	—	N/A
December 31, 2021	505,800	1,702.0	—	N/A

MML 2021-1 Debt
June 30, 2023	690,000	1,977.0	—	N/A
December 31, 2022	690,000	1,845.1	—	N/A
December 31, 2021	690,000	1,702.0	—	N/A

MML 2022-1 Debt
June 30, 2023	759,000	1,977.0	—	N/A
December 31, 2022	759,000	1,845.1	—	N/A

2022-1 BSL Debt
June 30, 2023	420,000	1,977.0	—	N/A
December 31, 2022	420,000	1,845.1	—	N/A

MML 2022-2 Debt
June 30, 2023	300,500	1,977.0	—	N/A
December 31, 2022	300,500	1,845.1	—	N/A

Short-Term Borrowings
June 30, 2023	201,167	1,977.0	—	N/A
December 31, 2022	619,377	1,845.1	—	N/A
December 31, 2021	718,156	1,702.0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)

The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “-” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.

As of June 30, 2023 and December 31, 2022 the aggregate principal amount of indebtedness outstanding was $24.4 billion and $26.8 billion, respectively.

PORTFOLIO COMPANIES

The following table sets forth certain information as of June 30, 2023 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.

The Board approved the valuation of the Company’s investment portfolio, as of June 30, 2023, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus.

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
First Lien Debt - non-controlled/non-affiliated
Aerospace & Defense

Amentum Government Services Holdings, LLC	20501 Seneca Meadows Pkwy #300, Germantown, MD 20876 United States	(4)(8)	SOFR + 4.00%	9.22%	1/29/2027		$2,532	$2,535	$2,501	0.01%

Amentum Government Services Holdings, LLC	20501 Seneca Meadows Pkwy #300, Germantown, MD 20876 United States	(4)(9)	SOFR + 4.00%	9.15%	2/15/2029		12,163	12,114	11,920	0.05%

Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(7)(10)	SOFR + 4.25%	9.78%	5/25/2028		56,960	55,342	44,444	0.19%

Cobham Holdings, Inc.	580 Deansleigh Rd, Bournemouth, Dorset, BH7 7DT, United Kingdom	(4)(7)(10)	SOFR + 6.75%	11.99%	1/9/2030		1,995	1,929	1,948	0.01%

Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(10)	SOFR + 6.00%	11.38%	12/27/2027		954	918	935	0.00%

Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(11)	SOFR + 6.00%	11.41%	12/27/2027		30,418	30,411	29,810	0.13%

Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(11)	L + 6.00%	11.41%	2/5/2026		1,685	1,666	1,651	0.01%

Linquest Corp.	5140 West Goldleaf Circle, Suite 400, Los Angeles, CA 90056 United States	(4)(5)(10)	SOFR + 5.75%	10.95%	7/28/2028		154,744	152,500	148,554	0.62%

Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(11)	SOFR + 7.25%	12.45%	10/2/2024		143,550	141,897	143,550	0.60%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(11)	SOFR + 7.25%	12.45%	9/29/2023			28,956	28,956	28,956	0.12%

Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(7)(11)	SOFR + 7.25%	12.45%	4/1/2024			19,950	19,198	18,350	0.08%

MAG DS Corp.	3580 Groupe Drive Suite 200, Woodbridge VA 22192 United States	(11)	SOFR + 5.50%	10.84%	4/1/2027			10,483	10,366	9,893	0.04%

Maverick Acquisition, Inc.	3063 Philmont Ave B, Huntingdon, Valley, PA 19006 United States	(4)(5)(11)	L + 6.25%	11.44%	6/1/2027			38,318	37,817	30,654	0.13%

Maverick Acquisition, Inc.	3063 Philmont Ave B, Huntingdon, Valley, PA 19006 United States	(4)(5)(12)	L + 6.25%	11.44%	6/1/2027			10,149	9,952	8,119	0.03%

Peraton Corp.	12975 Worldgate Drive, Herndon, VA 20170 United States	(10)	SOFR + 3.75%	8.95%	2/1/2028			13,580	13,607	13,369	0.06%

Vertex Aerospace Services Corp.	555 Industrial Drive South, Madison, MS,39110 United States	(10)	SOFR + 3.50%	8.95%	12/6/2028			11,850	11,803	11,862	0.05%

West Star Aviation Acquisition, LLC	796 Heritage Way, Grand Junction, CO 81506 United States	(4)(7)(10)	SOFR + 6.00%	8.59%	3/1/2028			4,050	3,957	3,951	0.02%

									534,968	510,467	2.15%
Air Freight & Logistics

AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)(10)	SOFR + 5.75%	10.86%	6/11/2027			267,015	263,297	258,337	1.09%

Alliance Ground	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)(10)	SOFR + 5.75%	10.86%	6/11/2027			95,188	93,648	92,094	0.39%

ENV Bidco AB	Staffans väg 2A, SE-192 78 Sollentuna Sweden	(4)(6)(7)(8)	E + 5.75%	9.35%	7/19/2029	EUR		114,140	111,315	118,258	0.50%

ENV Bidco AB	Staffans väg 2A, SE-192 78 Sollentuna Sweden	(4)(6)(10)	SOFR + 5.75%	10.99%	7/19/2029			102,349	100,129	100,814	0.42%

Livingston International, Inc.	The West Mall Suite 400, Toronto, ON M9C 5K7 Canada	(4)(6)(10)	L + 5.50%	10.84%	4/30/2027			104,085	103,536	102,004	0.43%

Mode Purchaser, Inc.	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)(11)	SOFR + 6.25%	11.44%	12/9/2026			28,088	27,543	28,088	0.12%

Mode Purchaser, Inc.	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)(11)	SOFR + 6.25%	11.44%	2/5/2029			139,452	137,221	139,452	0.59%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Redwood Services Group, LLC	949 Shady Grove Road, Suite 403, Memphis, TN 38120 United States	(4)(7)(10)	SOFR + 6.15%	11.50%	6/15/2029			45,616	44,864	44,662	0.19%

RoadOne Inc	1 Kellaway Dr, Randolph, MA 02368 United States	(4)(7)(11)	SOFR + 6.25%	11.11%	12/30/2028			1,091	1,051	1,061	0.00%

RWL Holdings, LLC	767 5th Ave #4200, New York, NY 10153 United States	(4)(7)(10)	SOFR + 5.75%	11.14%	12/31/2028			216,100	212,273	211,197	0.89%

SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(11)	E + 4.75%	6.95%	12/30/2026	EUR		34,950	40,063	37,845	0.16%

SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(11)	SOFR + 4.75%	10.14%	12/30/2026			59,386	58,920	58,941	0.25%

SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(11)	L + 4.75%	9.48%	12/30/2026			9,398	9,249	9,327	0.04%

SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(7)(11)	P + 3.75%	12.00%	12/30/2026			1,743	1,698	1,655	0.01%

SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(5)(7)(11)	SOFR + 4.75%	10.02%	12/30/2026			9,048	8,989	8,890	0.04%

The Kenan Advantage Group, Inc.	4895 Dressler Road, Canton, OH 44718 United States	(10)	SOFR + 4.18%	9.48%	3/24/2026			13,116	13,128	13,110	0.06%

Wwex Uni Topco Holdings, LLC	2323 Victory Avenue Suite 1600, Dallas, TX 75219 United States	(10)	SOFR + 4.00%	9.50%	7/26/2028			14,114	14,007	13,441	0.06%

									1,240,931	1,239,176	5.24%
Airlines

Air Canada	2001 University Street Suite 1600, Montreal, QC H3A 2A6 Canada	(6)(10)	L + 3.50%	8.84%	8/11/2028			12,691	12,678	12,708	0.05%

United Airlines, Inc.	233 South Wacker Drive, Chicago, IL 60606 United States	(6)(10)	L + 3.75%	9.29%	4/21/2028			15,968	16,027	15,986	0.07%

									28,705	28,694	0.12%
Auto Components

Clarios Global LP	Florist Tower, 5757 N. Green Bay Ave., Glendale, WI 53209 United States	(6)(8)	SOFR + 3.75%	8.85%	5/6/2030			3,500	3,498	3,496	0.01%

Metis Buyer, Inc.	358 Saw Mill River Rd, Millwood, NY 10546 United States	(5)(7)(10)	SOFR + 4.00%	9.22%	5/4/2028			27,468	26,833	27,132	0.11%

									30,331	30,628	0.12%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Beverages

Triton Water Holdings, Inc.	900 Long Ridge Road, Building 2, Stamford, CT 06902 United States	(9)	SOFR + 3.25%	8.49%	3/31/2028			44,998	44,222	43,613	0.18%
Building Products

Cornerstone Building Brands, Inc.	5020 Weston Parkway, Cary, NC 27513 United States	(6)(9)	SOFR + 5.63%	10.77%	8/1/2028			25,870	25,497	24,900	0.10%

Cornerstone Building Brands, Inc.	5020 Weston Parkway, Cary, NC 27513 United States	(6)(9)	SOFR + 3.25%	8.50%	4/12/2028			7,335	7,316	7,050	0.03%

CP Atlas Buyer, Inc.	1521 North Cooper, Suite 500, Arlington, TX 76011 United States	(9)	SOFR + 3.75%	8.95%	11/23/2027			53,753	53,600	50,743	0.21%

Engineered Stone Group Holdings III Ltd.	Floor 5, Smithson Tower Smithson Plaza, St. James’s Street, London, England, SW1A 1HJ	(4)(6)(8)	E + 5.75%	9.35%	4/23/2028	EUR		28,400	30,779	29,435	0.12%

Engineered Stone Group Holdings III Ltd.	Floor 5, Smithson Tower Smithson Plaza, St. James’s Street, London, England, SW1A 1HJ	(4)(6)(7)(10)	SOFR + 6.01%	11.06%	4/23/2028			58,583	57,656	54,463	0.23%

Fencing Supply Group Acquisition, LLC	211 Perimeter Center Pkwy NE #250, Dunwoody, GA 30346 United States	(4)(5)(11)	SOFR + 6.00%	11.65%	2/26/2027			107,269	106,162	107,269	0.45%

Great Day Improvements, LLC	700 East Highland Road, Macedonia,OH 44056 United States	(4)(10)	L + 6.25%	11.44%	12/29/2027			179,750	177,056	174,807	0.73%

Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(11)	SOFR + 6.00%	11.24%	2/25/2025			46,161	45,921	43,392	0.18%

Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	11.24%	2/25/2027			203,425	201,516	191,219	0.80%

Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	11.24%	2/25/2025			6,733	6,698	6,329	0.03%

Kodiak BP, LLC	1745 Shea Center Drive Suite 130, Highlands Ranch, CO 80129 United States	(10)	SOFR + 3.25%	8.75%	3/12/2028			40,597	40,390	39,684	0.17%

L&S Mechanical Acquisition, LLC	1101 E Arapaho Rd, Suite 190, Richardson, TX 75081 United States	(4)(5)(10)	SOFR + 7.75%	12.80%	9/1/2027			112,573	111,009	101,315	0.43%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Lindstrom, LLC	2950 100th Court Northeast, Blaine, MN 55449 United States	(4)(11)	SOFR + 6.25%	11.51%	4/7/2025			149,212	146,744	147,720	0.62%

Mi Windows and Doors, LLC	650 West Market Street, Gratz, PA 17030 United States	(9)	SOFR + 3.50%	8.70%	12/18/2027			5,517	5,527	5,480	0.02%

Oscar AcquisitionCo LLC	5005 LBJ Freeway, Suite 1050, Dallas, TX 75244 United States	(9)	SOFR + 4.50%	9.84%	4/29/2029			3,486	3,369	3,412	0.01%

The Chamberlain Group, Inc.	300 Windsor Drive, Oak Brook, IL 60523 United States	(9)	SOFR + 3.25%	8.45%	11/3/2028			25,338	25,139	24,806	0.10%

Windows Acquisition Holdings, Inc.	235 Sunshine Road Royal, AR 71968 United States	(4)(5)(11)	SOFR + 6.50%	11.89%	12/29/2026			56,265	55,605	56,265	0.24%

									1,099,984	1,068,289	4.47%
Capital Markets

Advisor Group Holdings, Inc.	20 East Thomas Road, Phoenix, AZ 85012 United States	(8)	L + 4.50%	9.69%	7/31/2026			5,638	5,649	5,650	0.02%

AllSpring Buyer, LLC	P.O. Box 219967, Kansas City, MO 64121 United States	(6)(9)	SOFR + 3.00%	8.75%	11/1/2028			2,963	2,976	2,921	0.01%

FFML Holdco Ltd	Private Bag 93502, Takapuna, Auckland 0740, New Zealand	(4)(6)(8)	L + 6.25%	11.99%	11/30/2028	NZD		39,278	23,735	23,342	0.10%

Focus Financial Partners LLC	875 3rd Avenue, 28th Floor New York, NY 10022 United States	(9)	SOFR + 3.50%	8.57%	6/30/2028			7,000	6,956	6,971	0.03%

Focus Financial Partners LLC	875 3rd Avenue, 28th Floor New York, NY 10022 United States	(9)	SOFR + 3.25%	8.35%	6/30/2028			1,997	1,980	1,986	0.01%

Resolute Investment Managers, Inc.	220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039 United States	(11)	L + 4.25%	9.79%	4/30/2024			6,011	6,017	4,439	0.02%

Situs-AMC Holdings Corporation	5065 Westheimer Suite 700E, Houston, TX 77056 United States	(4)(11)	SOFR + 5.50%	10.84%	12/22/2027			12,910	12,813	12,781	0.05%

Superannuation And Investments US, LLC	Ground Floor Tower 1 201 Sussex Street Sydney, NSW, 2000 Australia	(6)(9)	L + 3.75%	8.97%	12/1/2028			13,227	13,156	13,194	0.06%

The Edelman Financial Engines Center, LLC	600 Travis, Suite 5800, Houston, Texas 77002 United States	(10)	L + 3.75%	8.94%	4/7/2028			18,558	18,522	18,128	0.08%

									91,804	89,412	0.38%
Chemicals

DCG Acquisition Corp.	45 Rockefeller Plaza 20th Floor, New York, NY 10111 United States	(8)	SOFR + 4.50%	9.70%	9/30/2026			4,924	4,933	4,857	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Geon Performance Solutions, LLC	25777 Detroit Road Suite 202, Westlake, OH 44145 United States	(10)	L + 4.50%	10.04%	8/18/2028		3,634	3,614	3,590	0.02%

Hyperion Materials & Technologies, Inc.	6325 Huntley Road, Worthington, OH 43229 United States	(9)	L + 4.25%	9.73%	8/30/2028		17,608	17,560	17,503	0.07%

Olympus Water US Holding Corp.	360 North Crescent Drive, Beverly Hills, CA 90210 United States	(9)	SOFR + 3.75%	9.25%	11/9/2028		5,541	5,530	5,336	0.02%

Oxea Corporation	15375 Memorial Drive, West Memorial Place I, Suite 300, Houston, TX 77079 United States	(6)(8)	SOFR + 3.25%	8.74%	10/14/2024		6	6	6	0.00%

WR Grace Holdings, LLC	7500 Grace Drive, Columbia, Maryland 21044 United States	(6)(9)	L + 3.75%	9.31%	9/22/2028		4,232	4,245	4,214	0.02%

								35,888	35,506	0.15%
Commercial Services & Supplies

Access CIG, LLC	6818 A Patterson Pass Road, Livermore CA 94550 United States	(8)	L + 3.75%	8.94%	2/27/2025		20,167	20,149	19,982	0.08%

Allied Universal Holdco, LLC	1551 North Tustin Avenue Suite 650, Santa Ana, CA 92705 United States	(9)	SOFR + 3.75%	8.95%	5/12/2028		48,359	48,266	47,096	0.20%

Anticimex, Inc.	400 Connell Drive Suite 1300, Berkeley Heights, NJ 07922 United States	(6)(9)	SOFR + 3.40%	8.45%	11/16/2028		11,825	11,788	11,695	0.05%

APX Group, Inc.	4931 North 300 West, Provo, UT, 84604 United States	(6)(9)	SOFR + 3.25%	8.46%	7/10/2028		17,479	17,447	17,488	0.07%

Bazaarvoice, Inc.	338 Pier Avenue, Hermosa Beach CA 90254 United States	(4)(7)(8)	SOFR + 5.75%	10.74%	5/7/2028		366,583	366,583	366,583	1.54%

Belfor Holdings, Inc.	185 Oakland Avenue Suite 300, Birmingham, MI 48009 United States	(8)	SOFR + 4.00%	9.22%	4/6/2026		4,885	4,898	4,889	0.02%

DG Investment Intermediate Holdings 2, Inc.	One Commerce Drive, Schaumburg, Illinois 60173 United States	(10)	SOFR + 4.75%	9.85%	3/31/2028		8,109	8,039	7,982	0.03%

DG Investment Intermediate Holdings 2, Inc.	One Commerce Drive, Schaumburg, Illinois 60173 United States	(10)	SOFR + 3.75%	8.97%	3/31/2028		37,880	37,912	37,265	0.16%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Divisions Holding Corp.	1 Riverfront Place Suite 500, Newport, KY 41071 United States	(10)	SOFR + 4.75%	9.85%	5/27/2028		9,746	9,672	9,567	0.04%

EAB Global, Inc.	2008 Saint Johns Ave, Washington DC 20037 United States	(9)	L + 3.50%	8.87%	8/16/2028		4,925	4,907	4,877	0.02%

Foundational Education Group, Inc.	4500 East West Highway Suite 300, Bethesda,MD,20814 United States	(4)(9)	SOFR + 3.75%	9.47%	8/31/2028		9,006	8,939	7,940	0.03%

Garda World Security Corp.	1390 Barre Street, Montreal QC H3C 1N4 Canada	(6)(8)	SOFR + 4.25%	9.43%	10/30/2026		12,000	12,025	11,955	0.05%

Garda World Security Corp.	1390 Barre Street, Montreal QC H3C 1N4 Canada	(6)(8)	SOFR + 4.25%	9.33%	2/1/2029		9,143	9,070	9,063	0.04%

Genuine Financial Holdings, LLC	3349 Michelson Drive Suite 150, Irvine, CA 92612 United States	(8)	L + 3.75%	8.94%	7/11/2025		6,042	6,034	6,043	0.03%

Java Buyer, Inc.	191 4th St W Ketchum, ID, 83340 United States	(4)(10)	SOFR + 5.75%	11.10%	12/15/2027		134,347	132,350	130,317	0.55%

Java Buyer, Inc.	191 4th St W Ketchum, ID, 83340 United States	(4)(7)(10)	SOFR + 5.75%	11.13%	12/15/2027		30,977	30,071	28,781	0.12%

JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(10)	SOFR + 6.00%	11.31%	12/18/2028		45,829	45,382	45,829	0.19%

JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(10)	SOFR + 6.00%	11.31%	12/17/2028		239,263	236,449	239,263	1.01%

Knowledge Pro Buyer, Inc.	Country Squire Lane, Princeton Junction, NJ 8550 United States	(4)(7)(10)	SOFR + 5.75%	10.94%	12/10/2027		51,272	50,438	51,172	0.22%

Knowledge Pro Buyer, Inc.	Country Squire Lane, Princeton Junction, NJ 8550 United States	(4)(7)(10)	P + 4.75%	13.00%	12/10/2027		2,155	2,022	2,155	0.01%

KPSKY Acquisition, Inc.	500 Unicorn Park 3rd Floor, Woburn, MA 01801 United States	(4)(10)(18)	SOFR + 5.60%	10.65%	10/19/2028		47,202	46,487	45,786	0.19%

KPSKY Acquisition, Inc.	500 Unicorn Park 3rd Floor, Woburn, MA 01801 United States	(4)(10)	SOFR + 5.50%	10.75%	10/19/2028		21,058	20,657	20,426	0.09%

MaxGen Energy Services Corporation	1690 Scenic Ave, Costa Mesa, CA 92626 United States	(4)(11)	SOFR + 4.75%	9.99%	6/2/2027		82,447	81,043	79,974	0.34%

Onex Baltimore Buyer, Inc.	712 Fifth Avenue New York, NY 10019 United States	(4)(10)(18)	SOFR + 6.25%	10.95%	12/1/2027		187,232	184,448	185,359	0.78%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Onex Baltimore Buyer, Inc.	712 Fifth Avenue New York, NY 10019 United States	(4)(7)(10)	SOFR + 5.75%	10.95%	12/1/2027		81,615	80,384	80,223	0.34%

Pearce Services, LLC	1222 Vine St, Ste 301 Paso Robles, CA 93446 United States	(4)(7)(11)	SOFR + 4.75%	9.99%	6/2/2027		1,000	948	948	0.00%

PECF USS Intermediate Holding III Corp.	118 Flanders Rd, Westborough, MA 01581 United States	(9)	L + 4.25%	9.52%	12/15/2028		30,380	30,391	25,037	0.11%

Polyphase Elevator Holding Co.	60 Shawmut Road, Suite 1, Canton, MA 02021 United States	(4)(7)(11)	SOFR + 5.50%	10.84%	6/23/2027		16,296	16,080	9,176	0.04%

Recycle & Resource US, LLC	305 Parramatta Road Auburn,NSW 2144 Australia	(6)(9)	SOFR + 3.50%	9.00%	7/14/2028		5,141	5,113	4,631	0.02%

Revspring, Inc.	38705 Seven Mile Road Suite 450, Livonia MI 48152 United States	(8)	SOFR + 4.00%	9.50%	10/11/2025		15,205	15,133	14,660	0.06%

The Action Environmental Group, Inc.	451 Frelinghuysen Avenue Newark NJ 07114 United States	(4)(5)(12)	SOFR + 6.15%	11.37%	1/16/2026		1,538	1,506	1,519	0.01%

The Action Environmental Group, Inc.	451 Frelinghuysen Avenue Newark NJ 07114 United States	(4)(5)(12)	SOFR + 6.00%	11.37%	1/16/2026		14,472	14,170	14,291	0.06%

The Action Environmental Group, Inc.	451 Frelinghuysen Avenue Newark NJ 07114 United States	(4)(5)(12)	SOFR + 6.15%	11.40%	1/15/2026		3,999	3,944	3,949	0.02%

The Action Environmental Group, Inc.	451 Frelinghuysen Avenue Newark NJ 07114 United States	(4)(5)(12)	SOFR + 6.43%	11.25%	1/15/2026		4,446	4,385	4,390	0.02%

TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc)	21 Griffin Road North, Windsor, CT 06095 United States	(9)	L + 3.75%	8.97%	12/8/2028		27,214	27,113	26,840	0.11%

USIC Holdings, Inc.	9045 North River Road Suite 300 Indianapolis IN 46240 United States	(10)	L + 3.50%	8.69%	5/12/2028		24,563	24,476	23,355	0.10%

Vaco Holdings, Inc.	5410 Maryland Way, Suite 460, Brentwood, TN, 37027 United States	(10)	SOFR + 5.00%	10.59%	1/21/2029		9,078	9,042	8,301	0.03%

Veregy Consolidated, Inc.	23325 N. 23rd Ave, Suite 120 Phoenix, AZ 85027 United States	(11)	SOFR + 6.00%	11.31%	11/2/2027		20,229	20,264	18,054	0.08%

								1,648,025	1,626,861	6.86%
Construction & Engineering

Aegion Corporation	787 7th Avenue 49th Floor New York NY 10019 United States	(10)	SOFR + 4.75%	9.97%	5/17/2028		16,058	16,033	15,612	0.07%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

ASP Endeavor Acquisition, LLC	515 Houston St Ste 500, Fort Worth, TX 76102 United States	(4)(5)(9)	L + 6.50%	11.82%	5/3/2027		35,280	34,829	32,987	0.14%

Brookfield WEC Holdings, Inc.	3259 Progress Drive Suite 126 Orlando, FL 32826, United States	(9)	SOFR + 3.75%	8.85%	8/1/2025		2,978	2,898	2,984	0.01%

COP Home Services TopCo IV, Inc.	3150 E Birch St., Brea, CA 92821, United States	(4)(5)(7)(11)	SOFR + 6.00%	11.20%	12/31/2027		212,158	206,665	210,639	0.89%

Peak Utility Services Group, Inc.	310 Interlocken Parkway Suite 220 Broomfield CO 80021 United States	(4)(11)	SOFR + 5.00%	10.41%	3/2/2028		23,317	23,167	22,734	0.10%

Refficiency Holdings, LLC	1601 Las Plumas Ave San Jose, CA, 95133-1613 United States	(10)	SOFR + 3.75%	8.95%	12/16/2027		11,292	11,225	11,244	0.05%

Thermostat Purchaser III, Inc.	10 Parkway North Suite 100 Deerfield,IL,60015 United States	(4)(7)(10)	SOFR + 4.50%	9.91%	8/31/2028		42,663	41,690	41,403	0.17%

Tutor Perini Corp.	15901 Olden Street, Sylmar CA 91342 United States	(6)(11)	SOFR + 4.75%	10.25%	8/18/2027		2,607	2,626	2,363	0.01%

								339,133	339,966	1.44%
Construction Materials

White Cap Buyer, LLC	6250 Brook Hollow Parkway, Norcross, Georgia 30071 United States	(9)	SOFR + 3.75%	8.85%	10/19/2027		17,088	17,134	16,973	0.07%
Containers & Packaging

Ascend Buyer, LLC	1111 Busch Parkway, Buffalo Grove, IL 60089, United States	(4)(7)(10)	SOFR + 6.40%	11.79%	10/2/2028		11,473	11,059	11,166	0.05%

Berlin Packaging, LLC	525 West Monroe Street, Chicago IL 60661 United States	(9)	L + 3.75%	9.29%	3/11/2028		15,518	15,500	15,289	0.06%

Charter NEX US, Inc.	1264 East High Street, Milton WI 53563 United States	(10)	SOFR + 3.75%	8.97%	12/1/2027		16,155	16,198	16,049	0.07%

Graham Packaging Co, Inc.	148 Quay Street Floor 9, Auckland Central Auckland, 1010 New Zealand	(10)	SOFR + 3.00%	8.22%	8/4/2027		8,926	8,911	8,882	0.04%

LABL, Inc.	375 Park Avenue 18th Floor New York,NY,10152 United States	(9)	SOFR + 5.00%	10.20%	10/29/2028		7,036	6,953	6,978	0.03%

MAR Bidco Sarl	320 Stewart Rd, Wilkes-Barre, PA 18706 United States	(6)(9)	L + 4.30%	9.46%	7/6/2028		3,888	3,874	3,742	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Novolex, Inc.	101 E Carolina Ave Hartsville, SC 29550 United States	(9)	SOFR + 4.18%	9.38%	4/13/2029		17,028	16,662	16,789	0.07%

Pretium PKG Holdings, Inc.	15450 South Outer Forty Drive Suite 120 Chesterfield,MO, 63017 United States	(9)	L + 4.00%	9.51%	10/2/2028		23,531	23,206	17,739	0.07%

ProAmpac PG Borrower, LLC	12025 Tricon Road, Cincinnati, OH 45246 United States	(10)	SOFR + 3.75%	9.14%	11/3/2025		16,433	16,460	16,289	0.07%

Ring Container Technologies Group, LLC	1 Industrial Park Rd. Oakland, TN 38060 United States	(9)	SOFR + 3.50%	8.72%	8/12/2028		1,000	996	997	0.00%

TricorBraun Holdings, Inc.	6 CityPlace Drive Suite 1000 Saint Louis MO 63141 United States	(9)	SOFR + 3.25%	8.47%	3/3/2028		7,144	7,105	6,970	0.03%

Trident TPI Holdings, Inc.	460 Swedesford Rd Wayne, PA 19087 United States	(9)	L + 4.00%	9.54%	9/15/2028		16,057	16,014	15,839	0.07%

								142,938	136,729	0.58%
Distributors

BP Purchaser, LLC	2650 Galvin Dr, Elgin, IL 60124, United States	(4)(10)	SOFR + 5.50%	11.00%	12/10/2028		7,920	7,797	7,801	0.03%

Bution Holdco 2, Inc.	907 S. Detroit Ave Tulsa, OK 74120 United States	(4)(11)	SOFR + 6.25%	11.45%	10/17/2025		5,661	5,605	5,661	0.02%

Dana Kepner Company, LLC	700 Alcott St. Denver, CO 80204 United States	(4)(11)	SOFR + 6.00%	11.36%	12/29/2027		66,294	65,215	65,963	0.28%

Dana Kepner Company, LLC	700 Alcott St. Denver, CO 80204 United States	(4)(11)	SOFR + 6.00%	11.36%	12/29/2026		14,500	14,330	14,428	0.06%

Genuine Cable Group, LLC	50 Broadway, Hawthorne, NY 10532, United States	(4)(10)	SOFR + 5.50%	10.70%	11/2/2026		30,108	29,596	29,506	0.12%

Marcone Yellowstone Buyer, Inc.	One City Place Ste 400 St Louis MO 63141, United States	(4)(5)(7)(10)	SOFR + 6.50%	11.89%	6/23/2028		15,730	15,160	14,872	0.06%

Marcone Yellowstone Buyer, Inc.	One City Place Ste 400 St Louis MO 63141, United States	(4)(5)(10)	SOFR + 6.25%	11.64%	6/23/2028		26,608	26,230	25,277	0.11%

NDC Acquisition Corp.	402 BNA Drive, Suite 500, Nashville, TN 37217 United States	(4)(11)	SOFR + 5.75%	11.09%	3/9/2027		21,994	21,622	21,554	0.09%

NDC Acquisition Corp.	402 BNA Drive, Suite 500, Nashville, TN 37217 United States	(4)(7)(11)	L + 5.75%	11.00%	3/9/2027		514	456	445	0.00%

Tailwind Colony Holding Corporation	269 South Lambert Road Orange, CT 06512 United States	(4)(11)	SOFR + 6.60%	11.63%	5/13/2026		998	971	958	0.00%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Tailwind Colony Holding Corporation	269 South Lambert Road Orange, CT 06512 United States	(4)(11)	SOFR + 6.60%	11.65%	11/13/2024			18,314	18,152	17,856	0.08%

Tailwind Colony Holding Corporation	269 South Lambert Road Orange, CT 06512 United States	(4)(11)	SOFR + 6.50%	11.65%	11/13/2024			55,626	55,007	54,236	0.23%

Unified Door & Hardware Group, LLC	1650 Suckle Highway Pennsauken, NJ 08110 United States	(4)(11)	SOFR + 5.85%	11.09%	6/30/2025			11,851	11,450	11,377	0.05%

Unified Door & Hardware Group, LLC	1650 Suckle Highway Pennsauken, NJ 08110 United States	(4)(11)	SOFR + 5.85%	11.19%	6/30/2025			52,567	52,077	50,464	0.21%

									323,668	320,398	1.34%
Diversified Consumer Services

Ascend Learning, LLC	11161 Overbrook Road, Leawood, KS, 66211, United States	(9)	SOFR + 3.50%	8.70%	12/11/2028			20,685	20,334	19,495	0.08%

BPPH2 Limited	One Wood Street, London, EC2V 7WS	(4)(5)(6)(8)	S + 6.87%	11.30%	3/2/2028	GBP		40,700	55,274	51,300	0.22%

Cambium Learning Group, Inc.	17855 North Dallas Parkway, Suite 400, Dallas, TX 75287, United States	(4)(7)(10)	SOFR + 5.50%	10.65%	7/20/2028			953,464	946,581	953,464	4.01%

Colibri Group, LLC	218 Liberty St, Warren, PA, 16365, United States	(10)	SOFR + 5.00%	10.39%	3/12/2029			9,897	9,816	9,600	0.04%

Dreambox Learning Holding, LLC	301 Commerce Street, Suite 3300, Fort Worth, TX, 76102, United States	(4)(5)(10)	SOFR + 6.25%	11.63%	12/1/2027			135,213	133,214	125,072	0.53%

EM Bidco Limited	1181 Trapp Road St Paul, MN 55121 United States	(6)(9)	SOFR + 4.25%	9.59%	7/6/2029			4,148	4,135	4,075	0.02%

Go Car Wash Management Corp.	9801 Troup Ave, Kansas City, Kansas 66111, United States	(4)(14)	SOFR + 6.25%	11.45%	12/31/2026			41,963	41,329	40,913	0.17%

Go Car Wash Management Corp.	9801 Troup Ave, Kansas City, Kansas 66111, United States	(4)(7)(11)	SOFR + 6.25%	11.45%	12/31/2026			48,510	46,205	47,010	0.20%

Go Car Wash Management Corp.	9801 Troup Ave, Kansas City, Kansas 66111, United States	(4)(7)(11)	SOFR + 6.25%	11.45%	12/31/2026			4,447	4,238	4,219	0.02%

Groundworks, LLC	1741 Corporate Landing Pkwy, Virginia Beach , VA 23454, United States	(4)(7)(11)	SOFR + 6.50%	11.65%	3/14/2030			715	691	693	0.00%

Pre-Paid Legal Services, Inc.	1 Pre-Paid Way, Ada OK 74820 United States	(9)	L + 3.75%	8.94%	12/15/2028			15,816	15,708	15,623	0.07%

Rinchem Company, LLC	6133 Edith Blvd Northeast, Albuquerque, NM, 87107, United States	(4)(9)	SOFR + 4.50%	9.59%	3/2/2029			4,005	3,988	3,779	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(4)(7)(10)	SOFR + 3.75%	9.09%		3/23/2027		700	682	693	0.00%

Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(8)	SOFR + 4.25%	9.75%		3/23/2027		39,392	36,996	38,605	0.16%

TruGreen Limited Partnership	860 Ridge Lake Blvd, Memphis TN 38120 United States	(10)	SOFR + 4.00%	9.20%		11/2/2027		5,865	5,891	5,413	0.02%

University Support Services, LLC	3500 Sunrise Hwy, Great River, NY 11739 United States	(9)	SOFR + 3.25%	8.45%		2/10/2029		9,885	9,845	9,823	0.04%

Weld North Education, LLC	3 Columbus Circle Suite 2405 New York NY 10019 United States	(9)	SOFR + 3.75%	8.97%		12/21/2027		9,279	9,279	9,138	0.04%

									1,344,206	1,338,915	5.64%
Diversified Financial Services

Barbri Holdings, Inc.	12222 Merit Drive, Suite 1340, Dallas, TX 75251 United States	(4)(10)	SOFR + 5.75%	10.95%		4/28/2028		128,422	126,727	126,545	0.53%

Comet Acquisition, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(9)	SOFR + 4.25%	9.45%		10/24/2025		15,750	15,592	15,396	0.06%

Lereta, LLC	1123 Parkview Drive Covina, CA, 91724 United States	(10)	SOFR + 5.25%	10.47%		7/30/2028		29,306	29,093	26,962	0.11%

Mitchell International, Inc.	6220 Greenwich Drive, San Diego CA 92122 United States	(9)	L + 3.75%	8.94%		10/15/2028		66,654	66,052	65,300	0.27%

Polaris Newco, LLC	1500 Solana Blvd, Ste 6300 Roanoke, TX 76262-1713	(9)	L + 4.00%	9.54%		6/2/2028		41,650	41,217	38,457	0.16%

Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way, Memphis TN 38125 United States	(6)(8)	SOFR + 3.75%	8.85%		2/24/2028		5,238	5,189	5,214	0.02%

SelectQuote, Inc.	6800 West 115th Street Suite 2511 Overland Park KS 66211 United States	(4)(10)	SOFR + 8.00%	13.20%	(incl. 2.00% PIK)	11/5/2024		274,582	273,931	247,124	1.04%

									557,801	524,998	2.19%
Diversified Telecommunication Services

Numericable US, LLC	5, rue Eugène Ruppert L - 2453 Luxembourg LU	(6)(8)	SOFR + 5.50%	10.49%		8/15/2028		22,751	22,326	20,325	0.09%

Point Broadband Acquisition, LLC	617 E. Lake St. Stanton, MI 48888 United States	(4)(11)	SOFR + 6.00%	11.02%		10/1/2028		159,550	156,556	158,752	0.67%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Point Broadband Acquisition, LLC	617 E. Lake St. Stanton, MI 48888 United States	(4)(7)(11)	SOFR + 6.00%	11.18%	10/1/2028		63,968	62,696	63,539	0.27%

Zacapa, LLC	4 E Pennslyvania Ave, Pen Argyl, 18072, PA, United States	(6)(9)	SOFR + 4.00%	9.24%	3/22/2029		6,052	6,042	5,907	0.02%

								247,620	248,523	1.05%
Electric Utilities

Qualus Power Services Corp.	4040 Rev Drive Cincinatti, OH 45232 United States	(4)(11)	SOFR + 5.00%	10.36%	3/26/2027		50,751	50,002	50,244	0.21%

Electrical Equipment

Emergency Power Holdings, LLC	44 S Commerce Way, Bethlehem, PA 18017 United States	(4)(5)(7)(11)	SOFR + 5.50%	10.84%	8/17/2028		198,790	195,570	197,303	0.83%

Madison IAQ, LLC	500 W Madison St #3890, Chicago IL United States	(9)	L + 3.25%	8.30%	6/21/2028		40,238	39,871	39,464	0.17%

Relay Purchaser, LLC	517 Lyons Avenue, Irvington, NJ 07111, United States	(4)(5)(7)(10)	L + 6.00%	11.21%	8/30/2028		175,286	172,518	175,000	0.74%

Shoals Holdings, LLC	1400 Shoals Way Portland, TN 37148 United States	(4)(11)	SOFR + 5.75%	10.98%	11/25/2026		11,204	11,042	11,260	0.05%

								419,001	423,027	1.79%
Electronic Equipment, Instruments & Components

Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(5)(11)	SOFR + 6.00%	11.33%	12/23/2026		25,385	25,088	22,973	0.10%

Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(5)(11)	L + 6.00%	11.38%	12/23/2026		1,954	1,941	1,768	0.01%

Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(5)(11)	L + 6.00%	11.25%	12/23/2026		7,619	7,564	6,895	0.03%

CPI Intermediate Holdings Inc	580 Skylane Blvd, Santa Rosa, CA, 95403, United States	(4)(7)(10)	SOFR + 5.50%	10.57%	10/8/2029		464,546	454,733	454,139	1.91%

Infinite Bidco, LLC	17792 Fitch, Irvine, CA 92614 United States	(9)	L + 3.25%	8.91%	3/2/2028		39,035	38,899	37,766	0.16%

Ingram Micro, Inc.	360 North Crescent Drive, Beverly Hills CA 90210 United States	(9)	L + 3.50%	9.04%	6/30/2028		2,920	2,899	2,915	0.01%

Presidio, Inc.	1 Penn Plaza Suite 2832, New York, NY, 10119, United States	(8)	SOFR + 3.50%	8.70%	1/22/2027		2,186	2,188	2,179	0.01%

								533,312	528,635	2.23%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Energy Equipment & Services

Abaco Energy Technologies, LLC	1999 Bryan Street, Suite 900, Dallas TX 75201 United States	(4)(13)	L + 7.00%	12.15%	10/4/2024			5,691	5,542	5,691	0.02%

EnergySolutions, LLC	299 South Main Street Suite 1700 Salt Lake City UT 84111 United States	(11)	L + 3.75%	9.29%	5/9/2025			4,448	4,448	4,379	0.02%

ISQ Hawkeye Holdco, Inc.	10640 Company Highway D20 Alden, IA 50006 United States	(4)(7)(10)	SOFR + 6.25%	11.38%	8/17/2029			8,489	8,281	8,386	0.04%

Tetra Technologies, Inc.	24955 Interstate 45 North The Woodlands TX 77380 United States	(4)(6)(11)	SOFR + 6.25%	11.45%	9/10/2025			22,793	22,211	22,793	0.10%

									40,482	41,249	0.18%
Entertainment

CE Intermediate I, LLC	455 Delta Ave Fl 3 Cincinnati, OH, 45226 United States	(4)(9)	L + 4.00%	8.84%	11/10/2028			7,681	7,622	7,565	0.03%

Recorded Books, Inc.	270 Skipjack Road, Prince Frederick MD 20678 United States	(8)	SOFR + 4.00%	9.14%	8/29/2025			11,815	11,827	11,828	0.05%

									19,449	19,393	0.08%
Food Products

Quantum Bidco, Ltd.	12 St James’s Square, St. James’s, London SW1Y 4LB	(6)(8)	S + 5.93%	10.85%	1/29/2028	GBP		18,500	24,679	21,149	0.09%

Snacking Investments US, LLC	2 Henry St, North City, Dublin 1, D01 C3Y9, Ireland	(6)(11)	SOFR + 4.00%	9.10%	12/18/2026			4,906	4,930	4,892	0.02%

									29,609	26,041	0.11%
Ground Transportation

Quality Distribution LLC	1208 East Kennedy Boulevard, Suite 132, Tampa, FL 33602 United States	(4)(7)(11)	SOFR + 6.75%	11.92%	6/30/2028			622	600	599	0.00%

Quality Distribution LLC	1208 East Kennedy Boulevard, Suite 132, Tampa, FL 33602 United States	(4)(5)(7)(11)	L + 5.25%	11.58%	7/1/2028			6,909	6,627	6,193	0.03%

									7,227	6,792	0.03%
Health Care Equipment & Supplies

Advancing Eyecare Center, Inc.	11825 Central Parkway Jacksonville FL 32224 United States	(4)(7)(9)	SOFR + 5.75%	11.14%	6/13/2029			25,253	24,673	24,506	0.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Auris Luxembourg III Sarl	23 Rue Aldringen, Luxembourg, L-1118, Luxembourg	(6)(7)(8)	L + 3.75%	9.12%		2/27/2026			34,353	33,946	32,279	0.14%

CPI Buyer, LLC	300 North LaSalle Drive, Suite 5600, Chicago, IL, 60654, United States	(4)(7)(10)	SOFR + 5.50%	11.03%		11/1/2028			171,091	168,247	164,524	0.69%

Egrotron Acquisition, LLC	1181 Trapp Road St Paul, MN 55121 United States	(4)(10)	SOFR + 5.75%	10.95%		7/6/2028			67,448	66,321	65,931	0.28%

GCX Corporation Buyer, LLC	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)(5)(10)	SOFR + 5.50%	10.68%		9/13/2028			194,535	191,642	190,644	0.80%

GCX Corporation Buyer, LLC	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)(5)(7)(10)	SOFR + 5.50%	10.73%		9/13/2028			49,253	48,386	48,087	0.20%

Natus Medical Incorporated	3150 Pleasant View Road, Middleton, WI 53562 United States	(4)(9)	SOFR + 5.50%	10.89%		7/20/2029			49,750	46,722	45,770	0.19%

Natus Medical Incorporated	3150 Pleasant View Road, Middleton, WI 53562 United States	(4)(7)(9)	SOFR + 4.75%	9.95%		7/21/2027			3,463	3,348	2,767	0.01%

Resonetics, LLC	800 Boylston Street Suite 3325 Boston MA 02199 United States	(10)	L + 4.00%	9.10%		4/28/2028			39,001	38,220	37,989	0.16%

Resonetics, LLC	800 Boylston Street Suite 3325 Boston MA 02199 United States	(10)	L + 4.00%	9.10%		4/11/2029			27,372	26,840	26,662	0.11%

Sunshine Luxembourg VII S.à r.l, LLC	26A Blvd Royal, Luxembourg, L-2449 Luxembourg	(6)(10)	SOFR + 3.75%	9.09%		10/1/2026			13,836	13,866	13,784	0.06%

										662,211	652,943	2.74%
Health Care Providers & Services

123Dentist, Inc.	4321 Still Creek Dr suite 200, Burnaby, BC V5C 6S7, Canada	(4)(6)(7)(10)	C + 5.50%	10.65%		8/10/2029	CAD		205,798	156,372	146,207	0.61%

ACI Group Holdings, Inc.	629 Davis Drive, Suite 300, Morrisville, NC 27560, United States	(4)(5)(7)(10)	SOFR + 5.75%	10.95%	(incl. 1.25% PIK)	8/2/2028			99,669	97,651	97,461	0.41%

ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(7)(11)	L + 6.50%	11.87%		5/7/2027			11,816	11,595	11,498	0.05%

ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(11)	SOFR + 6.50%	11.94%		5/7/2027			8,671	8,572	8,541	0.04%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

ADMI Corp.	299 Park Avenue 34th Floor New York NY 10171 United States	(9)	SOFR + 3.75%	8.97%		12/23/2027			46,282	46,067	43,370	0.18%

Amerivet Partners Management, Inc.	520 Madison Avenue, New York, NY 10022 United States	(4)(5)(7)(10)	SOFR + 5.50%	10.89%		2/25/2028			26,857	25,983	24,908	0.10%

AMGH Holding Corp.	209 Highway 121 Bypass Suite 21 Lewisville, TX 75067 United States	(11)	SOFR + 4.25%	9.47%		3/14/2025			11,554	11,565	6,557	0.03%

Canadian Hospital Specialties Ltd.	676 North Michigan Avenue Suite 3300 Chicago IL 60611 United States	(4)(5)(6)(11)	C + 4.50%	9.87%		4/14/2028	CAD		14,896	11,789	13,768	0.06%

Canadian Hospital Specialties Ltd.	676 North Michigan Avenue Suite 3300 Chicago IL 60611 United States	(4)(5)(6)(7)(10)	C + 4.86%	10.45%		4/15/2027	CAD		4,523	3,486	3,226	0.01%

Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(5)(6)(7)(8)	S + 6.00%	10.43%		2/24/2029	GBP		60,000	78,306	71,840	0.30%

Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(5)(6)(8)	E + 6.00%	9.78%		2/24/2024	EUR		14,000	15,580	14,435	0.06%

Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(5)(6)(8)	SOFR + 6.00%	11.05%		2/24/2024			6,125	6,472	5,788	0.02%

CCBlue Bidco, Inc.	1148 Main St Saint Helena, CA, 94574-2013 United States	(4)(7)(10)	L + 6.25%	11.41%	(incl. 2.75% PIK)	12/21/2028			503,675	495,579	466,483	1.96%

Covenant Surgical Partners, Inc.	401 Commerce Street Suite 600 Nashville TN 37219 United States	(8)	SOFR + 4.00%	8.82%		7/1/2026			2,938	2,909	2,299	0.01%

DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(10)	SOFR + 6.41%	11.65%		4/3/2028			25,543	25,389	24,968	0.10%

DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(7)(10)	SOFR + 6.50%	11.74%		4/3/2028			5,240	5,032	5,050	0.02%

Epoch Acquisition, Inc.	4600 Lena Drive Mechanicsburg, PA 17055 United States	(4)(11)	SOFR + 6.00%	11.15%		10/4/2026			28,941	28,941	28,796	0.12%

Global Medical Response, Inc.	6363 S Fiddlers Green Circle 14th floor Greenwood Village CO 80111 United States	(11)	L + 4.25%	9.44%		10/2/2025			34,116	34,170	19,361	0.08%

Gordian Medical, Inc.	17595 Cartwright Road, Irvine CA 92614 United States	(10)	SOFR + 6.25%	11.75%		1/31/2027			31,604	30,921	22,637	0.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Heartland Dental, LLC	9 West 57th Street Suite 4200 New York NY 10019 United States	(8)	SOFR + 4.00%	9.20%		4/30/2025		1,866	1,863	1,850	0.01%

Jayhawk Buyer, LLC	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)(7)(11)	SOFR + 5.00%	10.35%		10/15/2026		273,631	270,072	268,158	1.13%

LifePoint Health, Inc.	330 Seven Springs Way, Brentwood TN 37027 United States	(8)	L + 3.75%	9.02%		11/16/2025		15,504	15,469	14,397	0.06%

Medical Knowledge Group, LLC	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)(10)	SOFR + 5.75%	10.94%		2/1/2029		184,683	181,473	182,374	0.77%

Midwest Physician Administrative Services, LLC	1100 West 31st Street Suite 300 Downers Grove IL 60515 United States	(10)	L + 3.25%	8.79%		3/12/2028		19,084	19,022	17,639	0.07%

National Mentor Holdings, Inc.	313 Congress Street 5th Floor Boston MA 02210 United States	(10)	SOFR + 3.75%	9.09%		3/2/2028		11,141	11,132	8,478	0.04%

Navigator Acquiror, Inc.	311 South Wacker Drive, 64th Floor, Chicago, IL 60606, United States	(4)(9)	SOFR + 5.75%	10.93%	(incl. 5.59% PIK)	7/16/2027		397,819	395,329	387,874	1.63%

Navigator Acquiror, Inc.	311 South Wacker Drive, 64th Floor, Chicago, IL 60606, United States	(4)(7)(9)	SOFR + 5.75%	10.63%		7/16/2027		47,368	47,162	46,184	0.19%

NMSC Holdings, Inc.	68 South Service Road Suite 350, Melville, NY, 11747, United States	(10)	SOFR + 5.25%	10.45%		2/23/2029		3,905	3,868	2,735	0.01%

Odyssey Holding Company, LLC	100 Winners Circle Suite 440 Brentwood, TN 37027 United States	(4)(11)	SOFR + 5.75%	10.98%		11/16/2025		50,082	49,820	50,081	0.21%

Odyssey Holding Company, LLC	100 Winners Circle Suite 440 Brentwood, TN 37027 United States	(4)(11)	SOFR + 5.75%	11.00%		11/16/2025		9,357	9,357	9,357	0.04%

Odyssey Holding Company, LLC	100 Winners Circle Suite 440 Brentwood, TN 37027 United States	(4)(11)	SOFR + 5.75%	10.95%		11/16/2025		4,211	4,211	4,211	0.02%

Onex TSG Intermediate Corp.	200 Corporate Boulevard, Lafayette LA 70508 United States	(6)(10)	SOFR + 4.75%	10.06%		2/28/2028		22,906	22,772	20,472	0.09%

Pathway Vet Alliance, LLC	4225 Guadalupe Street Austin, TX 78751 United States	(8)	L + 3.75%	8.94%		3/31/2027		30,543	30,365	27,056	0.11%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Pediatric Associates Holding Co., LLC	900 South Pine Island Road Suite 800, Plantation, FL, 33324, United States	(7)(9)	SOFR + 3.25%	8.47%	12/29/2028		419	405	411	0.00%

PetVet Care Centers, LLC	1 Gorham Island, Westport CT 06880 United States	(10)	L + 3.50%	8.69%	2/14/2025		54,122	54,103	53,121	0.22%

Phoenix Guarantor, Inc.	805 N. Whittington Parkway, Louisville, Kentucky 40222 United States	(8)	SOFR + 3.50%	8.60%	3/5/2026		7,964	7,964	7,886	0.03%

Plasma Buyer, LLC	300 North LaSalle Street, Suite 5600. Chicago, Illinois, 60654 United States	(4)(7)(10)	SOFR + 5.75%	10.99%	5/12/2029		91,035	88,979	81,829	0.34%

PPV Intermediate Holdings, LLC	4927 NW Front Ave, Portland, OR 97210 United States	(4)(7)(10)	SOFR + 5.75%	11.01%	8/31/2029		126,926	124,614	125,558	0.53%

PSKW Intermediate, LLC	The Crossings at Jefferson Park, 200 Jefferson Park, Whippany, NJ 07981 United States	(4)(11)	SOFR + 6.25%	11.45%	3/9/2026		14,229	14,229	14,229	0.06%

Radnet, Inc.	3830 Park Ave, Edison, NJ 08820 United States	(6)(10)	SOFR + 3.00%	8.22%	4/21/2028		4,826	4,809	4,822	0.02%

Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX, 78626-2141 United States	(4)(7)(10)	SOFR + 5.75%	11.09%	12/23/2028		466,316	459,003	457,815	1.92%

Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX, 78626-2141 United States	(4)(10)	SOFR + 5.90%	11.14%	12/23/2028		22,702	20,120	19,397	0.08%

Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX, 78626-2141 United States	(4)(7)(10)	P + 5.75%	13.00%	12/23/2027		2,078	1,302	1,039	0.00%

Snoopy Bidco, Inc.	8039 Beach Blvd, Buena Park, CA United States	(4)(7)(10)	L + 6.00%	11.50%	6/1/2028		623,786	615,534	593,411	2.49%

SpecialtyCare, Inc.	111 Radio Circle, Mount Kisco NY 10549 United States	(4)(5)(7)(11)	L + 5.75%	10.93%	6/18/2028		69,184	67,545	64,712	0.27%

Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO, 80026-3111, United States	(4)(7)(10)	SOFR + 5.75%	11.09%	1/2/2029		157,904	155,626	152,196	0.64%

Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO, 80026-3111, United States	(4)(7)(10)	SOFR + 5.75%	11.00%	12/30/2026		4,500	4,185	3,713	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Surgery Centers Holdings, Inc.	310, 7 Springs Way Suite 500 Brentwood TN 37027 United States	(6)(10)	L + 3.75%	8.90%	8/31/2026			9,435	9,430	9,434	0.04%

The Fertility Partners, Inc.	Forum 4, Solent Business Park, Parkway South, Whiteley, Fareham, PO15 7AD	(4)(5)(6)(10)	C + 5.75%	10.76%	3/16/2028	CAD		137,447	106,329	93,975	0.39%

The Fertility Partners, Inc.	Forum 4, Solent Business Park, Parkway South, Whiteley, Fareham, PO15 7AD	(4)(5)(6)(7)(10)	C + 5.75%	10.79%	9/16/2027	CAD		8,688	6,665	5,793	0.02%

The Fertility Partners, Inc.	Forum 4, Solent Business Park, Parkway South, Whiteley, Fareham, PO15 7AD	(4)(5)(6)(7)(10)	L + 5.75%	10.90%	3/16/2028			46,352	45,682	41,785	0.18%

The GI Alliance Management, LLC	8267 Elmbrook Drive, Ste. 200 Dallas, TX 75247 United States	(4)(11)	SOFR + 6.25%	11.45%	9/15/2028			259,797	253,022	257,199	1.08%

The GI Alliance Management, LLC	8267 Elmbrook Drive, Ste. 200 Dallas, TX 75247 United States	(4)(11)	SOFR + 6.25%	11.55%	9/15/2028			56,115	54,653	55,554	0.23%

TTF Holdings, LLC	2222 West Grand River Ave, Suite A, Okemos, MI 48864 United States	(10)	L + 4.00%	9.25%	3/31/2028			4,006	3,986	4,009	0.02%

U.S. Anesthesia Partners, Inc.	12222 Merit Dr Ste 700 DALLAS TX 75251 United States	(9)	L + 4.25%	9.42%	10/1/2028			38,431	38,335	36,191	0.15%

UMP Holdings, LLC	5669 Peachtree Dunwoody Rd Suite 350, Atlanta, GA 30342 United States	(4)(10)	SOFR + 5.50%	10.41%	7/15/2028			9,645	9,484	9,308	0.04%

UMP Holdings, LLC	5669 Peachtree Dunwoody Rd Suite 350, Atlanta, GA 30342 United States	(4)(7)(10)	SOFR + 5.50%	10.56%	7/15/2028			12,603	12,497	12,117	0.05%

Unified Physician Management, LLC	16 Court St, 14th Floor, Brooklyn, New York 11241, United States	(4)(7)(9)	SOFR + 5.25%	10.35%	6/18/2029			888,285	888,285	888,285	3.73%

US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(10)	L + 6.00%	11.38%	11/18/2027			127,120	125,262	121,082	0.51%

US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(7)(11)	L + 6.00%	11.48%	11/18/2027			54,163	53,277	50,976	0.21%

Veonet GmbH	Balanstraße 73, Haus 8, 81541 München, Germany	(6)(8)	S + 5.25%	10.18%	3/14/2029	GBP		170,000	218,826	207,912	0.87%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

WHCG Purchaser III, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(5)(10)	SOFR + 5.75%	11.25%	6/22/2028		103,440	102,041	79,298	0.33%

WHCG Purchaser III, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(5)(7)(10)	SOFR + 5.75%	11.25%	6/22/2026		12,455	12,306	9,240	0.04%

								5,716,792	5,520,356	23.15%
Health Care Technology

athenahealth, Inc.	Arsenal Street, Watertown, MA 02472 United States	(7)(9)	SOFR + 3.50%	8.59%	2/15/2029		36,745	36,391	35,304	0.15%

Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(10)	SOFR + 5.50%	10.74%	5/25/2029		389,532	382,967	381,742	1.60%

Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(7)(10)	SOFR + 5.75%	10.99%	5/25/2029		86,596	84,929	85,604	0.36%

Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(7)(10)	SOFR + 5.75%	10.85%	5/25/2029		30,271	28,913	29,176	0.12%

Color Intermediate LLC	3055 Lebanon Pike Suite 1000 Nashville, TN 37214 United States	(4)(10)	SOFR + 5.50%	10.84%	10/4/2029		370,709	362,352	367,002	1.54%

Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(10)	SOFR + 5.50%	10.84%	9/21/2026		51,606	50,944	51,606	0.22%

Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(10)	SOFR + 5.50%	10.74%	9/21/2026		70,040	69,084	70,040	0.29%

Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(11)	SOFR + 7.00%	12.34%	9/21/2026		29,210	29,125	29,502	0.12%

GI Ranger Intermediate, LLC	188 The Embarcadero Suite 700 San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 5.75%	11.14%	10/29/2028		97,675	96,101	95,799	0.40%

GI Ranger Intermediate, LLC	188 The Embarcadero Suite 700 San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 5.75%	11.14%	10/29/2027		4,320	4,164	4,158	0.02%

Imprivata, Inc.	10 Maguire Road, Building 1 Suite 125 Lexington MA 02421 United States	(9)	SOFR + 3.75%	8.97%	12/1/2027		2,033	2,037	1,997	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Netsmart Technologies, Inc.	11100 Nall Avenue, Overland Park KS 66211 United States	(10)	SOFR + 4.00%	9.22%	10/1/2027		13,037	13,086	12,996	0.05%

NMC Crimson Holdings, Inc.	1050 Winter Street, Suite 2700 Waltham, MA 02451 United States	(4)(10)	L + 6.00%	11.04%	3/1/2028		71,173	69,750	70,462	0.30%

NMC Crimson Holdings, Inc.	1050 Winter Street, Suite 2700 Waltham, MA 02451 United States	(4)(7)(10)	SOFR + 6.00%	11.41%	3/1/2028		4,815	4,614	4,554	0.02%

Project Ruby Ultimate Parent Corp.	11711 West 79th Street Lenexa, Kansas 62214 United States	(10)	SOFR + 3.25%	8.47%	3/10/2028		4,705	4,686	4,608	0.02%

RPBLS Midco, LLC	541 Buttermilk Pike, Suite 401, Crescent Springs, KY 41017 United States	(4)(10)	SOFR + 5.75%	10.74%	4/1/2028		165,985	163,622	165,985	0.70%

Verscend Holding Corp.	201 Jones Road 4th Floor Waltham MA 02451 United States	(8)	SOFR + 4.00%	9.22%	8/27/2025		30,324	30,361	30,353	0.13%

Waystar Technologies, Inc.	2055 Sugarloaf Circle Suite 600 Duluth GA 30097 United States	(8)	SOFR + 4.00%	9.22%	10/22/2026		12,353	12,366	12,337	0.05%

								1,445,492	1,453,225	6.10%
Hotels, Restaurants & Leisure

Alterra Mountain Company	3501 Wazee Street, Denver CO 80216 United States	(9)	L + 3.50%	8.69%	8/17/2028		6,209	6,218	6,207	0.03%

Century Casinos, Inc.	455 East Pikes Peak Avenue Suite 210, Colorado Springs, CO, 80903, United States	(6)(10)	SOFR + 6.00%	11.26%	4/2/2029		43,450	42,731	41,929	0.18%

Fertitta Entertainment, LLC	1510 W. Loop South, Houston, Texas 77027 United States	(9)	SOFR + 4.00%	9.10%	1/27/2029		13,529	13,523	13,378	0.06%

Flynn Restaurant Group LP	225 Bush Street Suite 1800 San Francisco,CA,94104 United States	(9)	SOFR + 4.25%	9.47%	12/1/2028		7,605	7,552	7,524	0.03%

IRB Holding Corp.	Three Glenlake Parkway Northeast Atlanta GA 30328 United States	(10)	SOFR + 3.00%	8.20%	12/15/2027		15,682	15,682	15,594	0.07%

Mic Glen, LLC	88 S State St, Hackensack, NJ 07601 United States	(9)	SOFR + 3.25%	8.47%	7/21/2028		21,468	21,379	21,122	0.09%

Scientific Games Holdings LP	1500 Bluegrass Lakes Parkway, Alpharetta, GA 30004 United States	(9)	SOFR + 3.50%	8.42%	4/4/2029		10,372	10,349	10,261	0.04%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Tacala Investment Corp.	3750 Corporate Woods Drive Vestavia Hills, AL 35242 United States	(10)	L + 3.50%	8.69%	2/5/2027			38,672	38,702	38,121	0.16%

Twin River Worldwide Holdings, Inc.	100 Westminster St, Providence, RI 02903 United States	(6)(9)	L + 3.25%	8.40%	10/2/2028			9,676	9,631	9,474	0.04%

Whatabrands LLC	300 Concord Plz, San Antonio, Texas, 78216 United States	(9)	L + 3.25%	8.47%	8/3/2028			5,486	5,437	5,461	0.02%

									171,204	169,071	0.72%
Household Durables

AI Aqua Merger Sub, Inc.	9399 West Higgins Road, Rosemont, IL 60018 United States	(6)(9)	SOFR + 3.75%	8.90%	7/31/2028			32,844	32,466	32,285	0.14%

Industrial Conglomerates

Bettcher Industries, Inc.	6801 State Route 60 Birmingham,OH, 44889 United States	(9)	SOFR + 4.00%	9.10%	12/14/2028			11,174	11,087	10,888	0.05%

CEP V Investment 11 Sarl	2 Avenue Charles De Gaulle Luxembourg	(4)(6)(7)(10)	SA + 6.45%	7.89%	2/11/2028	CHF		47,449	43,967	51,873	0.22%

Engineered Machinery Holdings, Inc.	450 Lexington Avenue New York,NY,10017 United States	(10)	L + 3.50%	9.04%	5/19/2028			8,936	8,913	8,779	0.04%

Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(8)	E + 5.75%	9.05%	8/13/2029	EUR		25,197	25,413	26,940	0.11%

Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(7)(10)	SOFR + 5.75%	10.94%	8/13/2029			162,750	159,860	159,303	0.67%

Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(7)(10)	SOFR + 5.50%	11.00%	8/12/2028			7,784	7,532	7,489	0.03%

FCG Acquisitions, Inc.	800 Concar Drive, Suite 100, San Mateo, CA 94402 United States	(9)	L + 3.75%	8.91%	3/31/2028			23,058	22,977	22,753	0.10%

SPX Flow, Inc.	13320 Ballantyne Corporate Pla, Charlotte, NC, 28277, United States	(9)	SOFR + 4.50%	9.70%	4/5/2029			8,549	8,235	8,460	0.04%

Vertical US Newco, Inc.	451 Park Avenue South 7th Floor New York, NY 10016 United States	(6)(9)	L + 3.50%	8.60%	7/30/2027			17,796	17,847	17,681	0.07%

Victory Buyer, LLC	50 East 153rd Street Bronx, NY 10451-2104 United States	(9)	SOFR + 3.75%	9.26%	11/19/2028			22,748	22,667	20,658	0.09%

									328,498	334,824	1.42%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Insurance

Acrisure LLC	100 Ottawa Avenue SW, Grand Rapids, MI 49503 United States	(9)	L + 4.25%	9.44%	2/15/2027		2,247	2,224	2,207	0.01%

Alera Group, Inc.	3 Parkway North, Suite 500, Deerfield, IL 60015, United States	(4)(10)	SOFR + 6.00%	11.20%	10/2/2028		63,634	63,148	62,044	0.26%

Alliant Holdings Intermediate, LLC	1301 Dove Street, Suite 200, Newport Beach, CA 92660 United States	(9)	L + 3.50%	8.65%	11/6/2027		4,504	4,503	4,483	0.02%

Amerilife Holdings LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(10)	SOFR + 5.75%	10.88%	8/31/2029		307,749	302,326	304,671	1.28%

Amerilife Holdings LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(7)(10)	SOFR + 4.75%	10.88%	8/31/2029		8,119	7,280	7,632	0.03%

Amerilife Holdings LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(7)(10)	SOFR + 5.75%	10.62%	8/31/2029		51,291	50,160	50,521	0.21%

AssuredPartners, Inc.	200 Colonial Center Parkway Suite 140 Lake Mary FL 32746 United States	(9)	SOFR + 3.50%	8.72%	2/12/2027		18,001	17,875	17,851	0.08%

Baldwin Risk Partners, LLC	4211 W Boy Scout Blvd Suite 800 Tampa FL 33607 United States	(6)(9)	L + 3.50%	8.65%	10/14/2027		7,844	7,818	7,730	0.03%

Benefytt Technologies, Inc.	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(10)(17)	SOFR + 10.75%	15.85%	8/12/2027		98,483	95,433	46,780	0.20%

Benefytt Technologies, Inc.	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(7)(10)(17)	SOFR + 10.75%	15.74%	8/12/2027		23,929	23,378	11,330	0.05%

BroadStreet Partners, Inc.	580 North Fourth Street Suite 450 Columbus OH 43215 United States	(8)	SOFR + 2.75%	7.97%	1/27/2027		9,857	9,837	9,749	0.04%

CFC Underwriting, Ltd.	85 Gracechurch Street, London, United Kingdom, EC3V 0AA	(4)(6)(7)(9)	SOFR + 5.00%	10.05%	5/16/2029		138,161	135,048	137,957	0.58%

Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States	(4)(7)(10)	SOFR + 6.25%	11.49%	10/29/2028		27,851	27,402	26,594	0.11%

Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States	(4)(7)(10)	SOFR + 6.25%	11.59%	10/30/2028		23,644	23,289	22,613	0.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Galway Borrower, LLC	1 California Street, Suite 400, San Francisco, CA 94111 United States	(4)(5)(7)(10)	SOFR + 5.25%	10.59%	9/29/2028			220,614	217,301	215,739	0.91%

High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(5)(7)(10)	SOFR + 6.00%	11.39%	4/14/2028			90,998	89,672	90,232	0.38%

High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(5)(7)(10)	SOFR + 5.75%	11.14%	4/16/2028			42,367	41,364	41,114	0.17%

Howden Group Holdings Limited	1 Creechurch Place, London, EC3A 5AF United Kingdom	(6)(10)	L + 3.25%	8.50%	11/12/2027			13,427	13,371	13,376	0.06%

Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(11)	SOFR + 6.05%	11.41%	8/27/2025			39,158	38,880	38,375	0.16%

Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(5)(10)	SOFR + 6.05%	11.31%	8/27/2025			41,199	40,876	40,375	0.17%

Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(5)(7)(10)	SOFR + 6.02%	11.28%	8/27/2025			96,284	94,971	94,338	0.40%

Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(5)(7)(10)	SOFR + 6.00%	11.08%	8/27/2025			2,276	2,204	2,209	0.01%

Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(5)(10)	SOFR + 6.02%	11.38%	8/27/2025			72,350	71,718	70,903	0.30%

Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(5)(10)	SOFR + 6.03%	11.39%	8/27/2025			2,327	2,307	2,281	0.01%

Jones Deslauriers Insurance Management, Inc.	2375 Skymark Avenue, Mississauga, Ontario L4W 4Y6	(5)(6)(10)	C + 4.25%	9.29%	3/27/2028	CAD		10,619	8,386	7,824	0.03%

Jones Deslauriers Insurance Management, Inc.	2375 Skymark Avenue, Mississauga, Ontario L4W 4Y6	(5)(6)(8)	C + 4.25%	9.29%	3/27/2028	CAD		28,017	21,923	20,640	0.09%

NFP Corp.	340 Madison Avenue 20th Floor New York NY 10173 United States	(8)	SOFR + 3.25%	8.47%	2/15/2027			13,526	13,466	13,280	0.06%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

PGIS Intermediate Holdings, LLC	5704 Binbranch Ln McKinney, TX, 75071-8475 United States	(4)(5)(7)(10)	SOFR + 5.75%	11.14%	10/16/2028			24,381	24,024	23,463	0.10%

Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(10)	S + 5.75%	9.93%	8/1/2028	GBP		13,614	16,696	16,443	0.07%

Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(10)	SOFR + 5.88%	11.12%	8/1/2028			207,540	204,015	197,163	0.83%

Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(7)(10)	P + 4.88%	13.13%	8/1/2028			6,494	6,080	5,276	0.02%

Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(7)(10)	SOFR + 6.50%	11.58%	8/1/2028			2,169	1,869	1,887	0.01%

RSC Acquisition, Inc.	160 Federal Street, Boston, MA 02110 United States	(4)(5)(7)(10)	SOFR + 5.50%	10.91%	10/30/2026			71,109	70,600	68,757	0.29%

SG Acquisition, Inc.	2635 Century Parkway Northeast Suite 900 Atlanta GA 30345 United States	(4)(9)	SOFR + 5.50%	10.70%	1/27/2027			93,540	93,296	90,500	0.38%

Shelf Bidco Ltd	Level 42, 22 Bishopsgate London, EC2N 4BQ United Kingdom	(4)(6)(10)(18)	SOFR + 6.34%	10.93%	1/3/2030			132,377	128,657	129,068	0.54%

Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	E + 7.00%	9.94%	8/3/2028	EUR		5,436	6,944	5,828	0.02%

Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(7)(8)	S + 7.28%	10.70%	7/9/2028	GBP		48,569	46,030	51,865	0.22%

Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	S + 7.28%	12.07%	7/9/2028	GBP		80,971	110,378	101,124	0.42%

Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	L + 7.00%	12.09%	7/9/2028			166,473	162,853	163,559	0.69%

Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(5)(6)(8)	L + 7.00%	12.66%	8/3/2028			48,283	47,706	47,438	0.20%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	L + 6.25%	11.68%	8/3/2028		66,086	65,545	62,947	0.26%

USI, Inc.	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595 United States	(9)	SOFR + 3.75%	8.99%	11/22/2029		8,957	8,873	8,957	0.04%

								2,419,726	2,337,123	9.84%
Interactive Media & Services

Ancestry.com Operations, Inc	1300 West Traverse Parkway Lehi, UT 84043 United States	(9)	SOFR + 3.25%	8.45%	12/6/2027		8,306	8,261	8,031	0.03%

MH Sub I, LLC	909 North Pacific Coast Highway, 11th Floor El Segundo CA 90245 United States	(11)	SOFR + 3.75%	8.85%	9/13/2024		4,530	4,527	4,536	0.02%

Project Boost Purchaser, LLC	11660 Alpharetta Highway Suite 210 Roswell, GA 30076 United States	(9)	SOFR + 3.50%	8.72%	5/30/2026		4,912	4,866	4,860	0.02%

								17,654	17,427	0.07%
Internet & Direct Marketing Retail

Donuts, Inc.	10500 NE 8th Street Suite 750, Bellevue, WA 98004 United States	(4)(11)	SOFR + 6.00%	11.27%	12/29/2026		234,562	233,120	232,216	0.98%

Donuts, Inc.	10500 NE 8th Street Suite 750, Bellevue, WA 98004 United States	(4)(11)	SOFR + 6.00%	11.27%	12/29/2027		274,338	274,338	271,595	1.14%

Hoya Midco, LLC	11 North Canal Street Suite 800 60606 Chicago IL United States	(6)(9)	SOFR + 3.25%	8.30%	2/3/2029		9,593	9,550	9,529	0.04%

Prodege International Holdings, LLC	100 North Pacific Coast Highway, 8th Floor El Segundo,CA,90245 United States	(4)(10)	SOFR + 5.75%	11.15%	12/15/2027		558,863	551,671	530,920	2.23%

Wireless Vision, LLC	40700 Woodward Avenue Suite 250 Bloomfield Hills MI 48304 United States	(4)(11)	L + 5.50%	10.66%	12/30/2025		16,968	16,968	16,968	0.07%

								1,085,647	1,061,228	4.46%
IT Services

Ahead DB Holdings, LLC	401 N Michigan Ave., Suite 3400, Chicago IL 60611 United States	(5)(10)	SOFR + 3.75%	9.09%	10/18/2027		2,557	2,566	2,395	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

AI Altius Bidco, Inc.	Suite 1, 3rd Floor, 11 - 12 St James’s Square, London, SW1Y 4LB	(4)(5)(8)	9.75%	9.75%	PIK	12/21/2029			24,510	24,014	23,713	0.10%

AI Altius Bidco, Inc.	Suite 1, 3rd Floor, 11 - 12 St James’s Square, London, SW1Y 4LB	(4)(5)(7)(10)	SOFR + 5.18%	10.47%		12/21/2028			140,722	138,524	137,636	0.58%

BCP V Everise Acquisition, LLC	5757 N Green Bay Ave Milwaukee, WI, 53209, United States	(4)(10)	SOFR + 6.25%	11.14%		5/3/2027			70,402	69,048	69,346	0.29%

Dcert Buyer, Inc.	2801 N Thanksgiving Way #500, Lehi 84043 United States	(8)	SOFR + 4.00%	9.26%		10/16/2026			19,608	19,628	19,470	0.08%

Endurance International Group Holdings, Inc.	10 Corporate Drive Suite 300 Burlington MA 01803 United States	(10)	L + 3.50%	8.79%		2/10/2028			44,826	44,538	41,856	0.18%

Infostretch Corporation	28411 Northwestern Highway, Suite 640, Southfield, MI, 48034, United States	(4)(10)	SOFR + 5.75%	11.14%		4/1/2028			181,170	178,300	171,659	0.72%

Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716, United States	(4)(7)(10)	SOFR + 6.25%	11.66%	(incl. 2.75% PIK)	11/24/2028			971,326	952,400	960,369	4.04%

Monterey Financing, S.A.R.L	4095 Avenida De La Plata Oceanside, CA 92056 United States	(4)(6)(8)	CI + 6.00%	9.62%		9/28/2029	DKK		560,750	72,204	80,112	0.34%

Monterey Financing, S.A.R.L	4095 Avenida De La Plata Oceanside, CA 92056 United States	(4)(6)(9)	N + 6.00%	10.33%		9/28/2029	NOK		599,094	54,552	54,433	0.23%

Monterey Financing, S.A.R.L	4095 Avenida De La Plata Oceanside, CA 92056 United States	(4)(6)(8)	ST + 6.00%	9.88%		9/28/2029	SEK		243,186	21,241	21,976	0.09%

Monterey Financing, S.A.R.L	4095 Avenida De La Plata Oceanside, CA 92056 United States	(4)(6)(7)(8)	E + 6.00%	9.55%		9/28/2029	EUR		76,519	69,695	83,686	0.35%

Park Place Technologies, LLC	5910 Landerbrook Drive, Mayfield Heights, OH 44124 United States	(11)	SOFR + 5.00%	10.20%		11/10/2027			792	794	773	0.00%

Razor Holdco, LLC	26 Meadow VW, Victoria, TX, 77904-1676, United States	(4)(10)	L + 5.75%	10.90%		10/25/2027			188,557	185,843	187,143	0.79%

Red River Technology, LLC	875 3rd Avenue, New York NY 10022 United States	(4)(11)	SOFR + 6.00%	11.20%		5/26/2027			148,554	146,863	148,554	0.62%

S&P Global Engineering Solutions	321 Inverness Drive South, Englewood, CO 80112 United States	(4)(7)(11)	SOFR + 7.00%	12.08%		5/2/2030			1,600	1,546	1,545	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

TierPoint, LLC	23403 East Mission Avenue, Liberty Lake WA 99019 United States	(10)	L + 3.75%	9.23%		5/5/2026			12,305	12,265	12,259	0.05%

Turing Holdco, Inc.	26990 Arastradero Road Los Altos Hills, CA 94022, United States	(4)(5)(6)(8)	E + 6.00%	9.43%	(incl. 2.50% PIK)	9/28/2028	EUR		16,320	18,494	17,495	0.07%

Turing Holdco, Inc.	26990 Arastradero Road Los Altos Hills, CA 94022, United States	(4)(5)(6)(8)	E + 6.00%	9.18%	(incl. 2.50% PIK)	8/3/2028	EUR		12,000	13,616	12,863	0.05%

Turing Holdco, Inc.	26990 Arastradero Road Los Altos Hills, CA 94022, United States	(4)(5)(6)(8)	L + 6.00%	11.76%		9/28/2028			12,655	12,371	12,434	0.05%

Virtusa Corp.	132 Turnpike Road Suite 300 Southborough MA 01772 United States	(10)	L + 3.75%	9.33%		2/11/2028			8,872	8,883	8,783	0.04%

Virtusa Corp.	132 Turnpike Road Suite 300 Southborough MA 01772 United States	(10)	SOFR + 3.75%	8.95%		2/15/2029			2,434	2,409	2,409	0.01%

										2,049,794	2,070,909	8.70%
Leisure Products

Lew’s Intermediate Holdings, LLC	209 Stoneridge Dr, Columbia, South Carolina 29210 United States	(4)(10)	SOFR + 5.00%	10.26%		2/11/2028			25,781	25,634	19,980	0.08%

Motion Finco, LLC	2-4, rue Eugene Ruppert, Luxembourg, L-2453	(6)(8)	L + 3.25%	8.79%		11/12/2026			3,706	3,634	3,680	0.02%

Recess Holdings, Inc.	544 Chestnut Street Chattanooga, TN 37402 United States	(11)	L + 3.75%	9.02%		9/30/2024			11,816	11,805	11,838	0.05%

										41,073	35,498	0.15%
Life Sciences Tools & Services

Cambrex Corp.	One Meadowlands Plaza, East Rutherford NJ 07073 United States	(10)	SOFR + 3.50%	8.70%		12/4/2026			4,510	4,522	4,479	0.02%

Curia Global, Inc.	26 Corporate Circle Albany, NY, 12203 United States	(10)	SOFR + 3.75%	8.90%		8/30/2026			40,437	40,451	34,963	0.15%

Jupiter Bidco Limited	Unit 15, Road 5, Winsford Industrial Estate, Winsford, Cheshire, United Kingdom, CW73SG	(4)(6)(7)(9)	E + 6.25%	9.85%		8/27/2029	EUR		5,860	2,169	6,075	0.03%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Jupiter Bidco Limited	Unit 15, Road 5, Winsford Industrial Estate, Winsford, Cheshire, United Kingdom, CW73SG	(4)(6)(10)	SOFR + 6.25%	11.49%	8/27/2029		88,177	85,851	85,532	0.36%

LSCS Holdings, Inc.	190 North Milwaukee Street Milwaukee, WI, 53202 United States	(9)	L + 4.50%	9.69%	12/16/2028		8,050	8,018	7,879	0.03%

Maravai Intermediate Holdings, LLC	10770 Wateridge Circle Suite 200. San Diego, CA 92121 United States	(6)(9)	SOFR + 3.00%	8.03%	10/19/2027		1,949	1,964	1,950	0.01%

Packaging Coordinators Midco, Inc.	3001 Red Lion Road Philadelphia, PA, 19114 United States	(10)	SOFR + 3.50%	9.00%	11/30/2027		1,872	1,872	1,848	0.01%

								144,847	142,726	0.61%
Machinery

Chart Industries, Inc.	2200 Airport Industrial Dr, Suite 100, Ball Ground, GA 30107 United States	(6)(9)	SOFR + 3.75%	8.94%	3/15/2030		5,985	5,934	5,987	0.03%

MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551	(4)(5)(7)(11)	SOFR + 6.00%	11.20%	7/21/2027		10,384	10,232	10,080	0.04%

MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551	(4)(5)(11)	SOFR + 6.25%	11.45%	7/21/2027		1,278	1,250	1,252	0.01%

MHE Intermediate Holdings, LLC	United States	(4)(5)(11)	SOFR + 6.00%	9.16%	7/21/2027		1,187	1,171	1,154	0.00%

Pro Mach Group, Inc.	50 East Rivercenter Blvd Suite 1800 Covington KY 41011 United States	(11)	L + 4.00%	9.19%	8/31/2028		7,367	7,302	7,358	0.03%

								25,889	25,831	0.11%
Marine

Armada Parent, Inc.	93 Eastmont Ave Ste 100 East Wenatchee, WA, 98802-5305 United States	(4)(7)(10)	SOFR + 5.75%	11.11%	10/29/2027		232,791	228,960	227,594	0.96%
Media

Clear Channel Outdoor Holdings, Inc.	4830 North Loop 1604W, San Antonio, TX, 78249, United States	(6)(8)	SOFR + 3.50%	8.75%	8/21/2026		33,506	32,834	32,064	0.13%

Digital Media Solutions, LLC	4800 140th Avenue North Suite 101 Clearwater FL 33762 United States	(6)(10)	L + 5.00%	10.54%	5/25/2026		29,368	28,940	23,155	0.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

McGraw-Hill Education, Inc.	2 Penn Plaza 20th Floor New York,NY,10121 United States	(9)	L + 4.75%	9.99%	7/28/2028			18,408	18,270	17,303	0.07%

Radiate Holdco, LLC	650 College Road East, Suite 3100, Princeton, NJ 08540 United States	(10)	SOFR + 3.25%	8.48%	9/25/2026			47,227	47,134	39,535	0.17%

Terrier Media Buyer, Inc.	223 Perimeter Center Parkway NE, Atlanta, Georgia 30346 United States	(8)	L + 3.50%	8.66%	12/17/2026			529	531	475	0.00%

Trader Corp.	405 The West Mall , Suite 110 Etobicoke, ON M9C 5J1 Canada	(4)(6)(7)(10)	C + 6.75%	11.96%	12/22/2029	CAD		110,234	78,970	82,158	0.35%

Univision Communications, Inc.	5999 Center Drive, Los Angeles CA 90045 United States	(10)	L + 3.25%	8.44%	3/15/2026			12,062	12,068	11,978	0.05%

									218,747	206,668	0.87%
Metals & Mining

American Rock Salt Company, LLC	5520 Route 63 PO Box 190 Mount Morris NY 14510 United States	(10)	SOFR + 4.00%	9.22%	6/9/2028			19,584	19,570	18,491	0.08%

SCIH Salt Holdings, Inc.	10955 Lowell Ave Ste 500 Overland Park KS 66210 United States	(10)	L + 4.00%	9.19%	3/16/2027			13,456	13,390	13,279	0.06%

									32,960	31,770	0.14%
Oil, Gas & Consumable Fuels

Eagle Midstream Canada Finance, Inc.	222 3rd Avenue S.W. Suite 900 Calgary, Alberta T2P 0B4 Canada	(4)(6)(10)	SOFR + 6.25%	11.34%	8/15/2028			30,190	29,624	29,964	0.13%

Freeport LNG Investments, LLLP	333 Clay Street Suite 5050 Houston,TX, 77002 United States	(9)	L + 3.50%	8.75%	12/21/2028			35,355	35,278	34,703	0.15%

KKR Alberta Midsteam FINCE Inc	585 8 Ave SW #4000, Calgary, AB T2P 1G1, Canada	(4)(6)(10)	SOFR + 6.25%	11.34%	8/15/2028			16,424	16,116	16,301	0.07%

									81,018	80,968	0.35%
Paper & Forest Products

Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(7)(10)	SOFR + 5.75%	10.99%	11/12/2027			64,012	63,100	61,765	0.26%

Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(7)(10)	P + 4.75%	13.00%	11/12/2027			9,125	8,984	8,804	0.04%

									72,084	70,569	0.30%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Pharmaceuticals

Doc Generici (Diocle S.p.A.)	Via Filippo Turati, 40, 20121 Milano MI, Italy	(4)(6)(7)(8)	E + 6.50%	10.55%	10/27/2028	EUR		60,136	58,044	64,376	0.27%

Padagis, LLC	1251 Lincoln Rd Allegan, MI 49010 United States	(6)(9)	L + 4.75%	9.97%	7/6/2028			29,371	29,335	27,866	0.12%

Rhea Parent, Inc.	Avenue Einstein 8 1300 Wavre Belgium	(4)(5)(10)	SOFR + 5.75%	11.14%	2/18/2029			204,535	201,241	204,535	0.86%

Sharp Midco, LLC	7451 Keebler Way, Allentown, PA 18106 United States	(4)(9)	SOFR + 4.00%	9.34%	12/31/2028			5,256	5,246	5,177	0.02%

									293,866	301,954	1.27%
Professional Services

ALKU, LLC	200 Brickstone Square, Suite 503, Andover, MA 01810 United States	(4)(10)	SOFR + 6.25%	11.33%	3/1/2028			55,548	54,190	54,853	0.23%

Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(7)(11)	SOFR + 6.25%	11.30%	1/31/2028			1,605	1,560	1,576	0.01%

APFS Staffing Holdings Inc	125 S Wacker Dr Ste 2700, Chicago, Illinois 60606, United States	(4)(9)	SOFR + 4.00%	9.10%	12/29/2028			3,258	3,251	3,185	0.01%

Aqgen Island Holdings, Inc.	535 Madsion Avenue, 24TH Floor New York, NY 10022 United States	(9)	SOFR + 3.50%	8.72%	8/2/2028			42,633	42,519	42,021	0.18%

Armor Holdco, Inc.	48 Wall Street 22nd Floor New York,NY,10005 United States	(6)(9)	SOFR + 4.50%	10.09%	12/11/2028			3,582	3,554	3,593	0.02%

CFGI Holdings, LLC	1 Lincoln Street, Suite 1301 Boston, MA 02111, United States	(4)(7)(10)	SOFR + 5.00%	10.25%	11/2/2027			21,544	20,944	21,145	0.09%

Chronicle Bidco, Inc.	720 14th Street, Sacramento, CA 95814 United States	(4)(11)	SOFR + 6.75%	11.61%	5/18/2029			45,539	45,246	44,628	0.19%

Chronicle Bidco, Inc.	720 14th Street, Sacramento, CA 95814 United States	(4)(7)(11)	SOFR + 6.75%	11.85%	5/18/2029			1,169	1,169	1,083	0.00%

Claims Automation Intermediate 2, LLC	101 S Tryon St Suite 3300 Charlotte,NC, 28280 United States	(4)(7)(10)	SOFR + 4.75%	9.95%	12/16/2027			45,146	43,965	43,558	0.18%

Clearview Buyer, Inc.	1 Newton Pl Ste 405, 275 Washington Street, Newton, MA 02458, United States	(4)(5)(7)(10)	SOFR + 5.25%	10.59%	8/26/2027			149,730	147,315	146,243	0.61%

CoreLogic, Inc.	40 Pacifica #900, Irvine, CA 92618 United States	(9)	L + 3.50%	8.75%	6/2/2028			40,929	40,693	37,051	0.16%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Cumming Group, Inc.	485 Lexington Avenue, New York NY 10017 United States	(4)(7)(11)	SOFR + 6.00%	11.10%	5/26/2027		183,485	180,890	178,309	0.75%

Cumming Group, Inc.	485 Lexington Avenue, New York NY 10017 United States	(4)(7)(11)	SOFR + 6.00%	11.10%	11/16/2027		1,252	1,215	1,218	0.01%

Deerfield Dakota Holding, LLC	55 East 52nd Street 31st Floorm Park Avenue Plaza, New York, NY 10055 United States	(11)	SOFR + 3.75%	8.99%	4/9/2027		85,532	85,172	83,226	0.35%

Eliassen Group, LLC	55 Walkers Brook Drive, Reading MA, 01867 United States	(4)(10)	SOFR + 5.50%	10.84%	4/14/2028		63,502	62,820	62,232	0.26%

Eliassen Group, LLC	55 Walkers Brook Drive, Reading MA, 01867 United States	(4)(7)(10)	SOFR + 5.50%	10.69%	4/14/2028		2,165	2,060	1,874	0.01%

Emerald US, Inc.	31910 Del Obispo Street Suite 200 San Juan Capistrano, CA 92675 United States	(6)(8)	SOFR + 3.25%	8.75%	7/12/2028		3,869	3,866	3,850	0.02%

EP Purchaser LLC	2950 N. Hollywood Way, Burbank, CA 91505 United States	(9)	SOFR + 3.50%	9.00%	11/6/2028		1,995	1,955	1,958	0.01%

Galaxy US Opco, Inc.	4415 Bancroft Valley, Alapharetta, GA 30022 United States	(6)(9)	SOFR + 4.75%	9.85%	4/29/2029		12,233	11,978	11,530	0.05%

Guidehouse, Inc.	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(4)(5)(10)	SOFR + 6.25%	11.45%	10/16/2028		1,191,610	1,182,030	1,167,778	4.91%

HIG Orca Acquisition Holdings, Inc.	100 Cummings Center, Suite 206L, Beverly, MA 01915, United States	(4)(5)(11)	SOFR + 6.00%	11.40%	8/17/2027		94,317	93,018	93,373	0.39%

HIG Orca Acquisition Holdings, Inc.	100 Cummings Center, Suite 206L, Beverly, MA 01915, United States	(4)(5)(7)(11)	SOFR + 6.00%	11.26%	8/17/2027		2,591	2,496	2,499	0.01%

HIG Orca Acquisition Holdings, Inc.	100 Cummings Center, Suite 206L, Beverly, MA 01915, United States	(4)(5)(7)(11)	SOFR + 6.00%	11.27%	8/12/2027		8,861	8,844	8,675	0.04%

IG Investments Holdings, LLC	4170 Ashford Dunwood Road, Northeast, Ste 250 Atlanta GA 30319 United States	(4)(5)(10)	SOFR + 6.00%	11.15%	9/22/2028		16,296	16,166	16,214	0.07%

IG Investments Holdings, LLC	4170 Ashford Dunwood Road, Northeast, Ste 250 Atlanta GA 30319 United States	(4)(5)(7)(10)	SOFR + 6.00%	11.20%	9/22/2028		429,847	422,793	427,473	1.80%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Inmar, Inc.	8150 Industrial Blvd, Breinigsville, PA 18031 United States	(9)	SOFR + 5.50%	10.73%	5/1/2026		29,902	28,852	29,117	0.12%

Kaufman Hall & Associates, LLC	10 S. Wacker, Suite 3375 Chicago, Illinois 60606, United States	(4)(10)	SOFR + 5.25%	10.45%	12/14/2028		77,025	75,824	77,025	0.32%

Kaufman Hall & Associates, LLC	10 S. Wacker, Suite 3375 Chicago, Illinois 60606, United States	(4)(10)	SOFR + 5.25%	10.40%	12/14/2028		19,840	19,531	19,840	0.08%

Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA,70403 United States	(4)(7)(10)	SOFR + 5.25%	10.45%	12/22/2028		1,149	1,095	969	0.00%

Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA,70403 United States	(4)(7)(11)	P + 4.25%	12.50%	12/22/2027		6,707	6,571	6,280	0.03%

Legacy Intermediate, LLC	3701 FAU Blvd, Suite 300, Boca Raton, FL 33431, United States	(4)(5)(7)(10)	SOFR + 5.75%	11.13%	2/25/2028		122,405	120,526	122,046	0.51%

Mantech International CP	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(4)(7)(10)	SOFR + 5.75%	10.80%	9/14/2029		774,500	757,188	763,782	3.21%

Material Holdings, LLC	27 Provost Street, London, N1 7NH, United Kingdom	(4)(5)(7)(10)	SOFR + 6.00%	11.34%	8/19/2027		257,577	253,807	241,169	1.01%

Minotaur Acquisition, Inc.	2001 Spring Road, Suite 700 Oak Brook, Illinois 60523 United States	(8)	SOFR + 4.75%	9.95%	3/27/2026		224,879	220,034	221,717	0.93%

National Intergovernmental Purchasing Alliance Co.	840 Crescent Centre Drive Suite 600 Franklin TN 37067 United States	(8)	SOFR + 3.50%	8.74%	5/23/2025		4,185	4,172	4,171	0.02%

Petrus Buyer Inc	100 Bayview Cir Ste 400, Newport Beach, California, 92660 United States	(4)(7)(10)	SOFR + 6.50%	11.52%	10/17/2029		36,082	34,817	35,088	0.15%

Polyconcept Investments B.V.	Kabelweg 1 2371 DX, Roelofarendsveen, ZUID-HOLLAND, Netherlands	(10)	SOFR + 5.50%	10.60%	5/18/2029		44,663	43,908	42,463	0.18%

Sherlock Buyer Corp.	1180 Welsh Rd # 110 North Wales, PA, 19454-2053 United States	(4)(7)(10)	SOFR + 5.75%	11.09%	12/8/2028		6,455	6,202	6,125	0.03%

Thevelia US, LLC	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(5)(6)(9)	SOFR + 4.00%	9.05%	6/18/2029		34,379	33,072	34,336	0.14%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(7)(10)	L + 5.25%	10.62%	6/29/2027			19,719	19,068	19,176	0.08%

Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(7)(10)	L + 5.25%	10.35%	6/29/2027			26,358	25,885	25,911	0.11%

Trinity Partners Holdings, LLC	230 3rd Ave Prospect Place Waltham, MA 02451 United States	(4)(7)(10)	SOFR + 5.75%	11.53%	12/21/2028			386,413	379,379	381,391	1.60%

Victors CCC Buyer, LLC	251 Little Falls Drive. Wilmington, DE 19808 United States	(4)(7)(10)	SOFR + 5.75%	11.02%	6/1/2029			145,530	143,087	145,219	0.61%

Victors CCC Buyer, LLC	251 Little Falls Drive. Wilmington, DE 19808 United States	(4)(7)(10)	SOFR + 5.75%	10.45%	6/1/2029			4,381	3,887	4,381	0.02%

VT Topco, Inc.	11111 Santa Monica Blvd Suite 2000 Los Angeles,CA, 90025 United States	(10)	SOFR + 3.75%	8.97%	8/1/2025			12,758	12,722	12,613	0.05%

VT Topco, Inc.	11111 Santa Monica Blvd Suite 2000 Los Angeles,CA, 90025 United States	(7)(10)	L + 3.75%	7.82%	8/1/2025			553	553	547	0.00%

West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606, United States	(4)(7)(10)	L + 5.25%	10.40%	11/8/2028			726,236	715,114	700,818	2.95%

West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606, United States	(4)(7)(10)	L + 5.25%	10.41%	11/8/2027			18,857	17,775	18,197	0.08%

									5,402,778	5,371,526	22.59%
Real Estate Management & Development

McCarthy & Stone PLC	2711 North Haskell Avenue Suite 1700 Dallas TX 75204 United States	(4)(5)(6)(8)	7.00%	7.00%	12/16/2025	GBP		20,000	28,045	23,771	0.10%

Progress Residential PM Holdings, LLC	7500 N Dobson Rd., Suite 300 Scottsdale, AZ 85256 United States	(4)(7)(10)	SOFR + 6.25%	11.66%	2/16/2028			70,324	69,139	70,324	0.30%

Progress Residential PM Holdings, LLC	7500 N Dobson Rd., Suite 300 Scottsdale, AZ 85256 United States	(4)(7)(10)	SOFR + 6.25%	11.66%	7/25/2029			15,205	14,876	15,205	0.06%

									112,060	109,300	0.46%
Software

2U, Inc.	7800 Harkins Rd, Lanham MD 20706 United States	(6)(10)	SOFR + 6.50%	11.32%	12/28/2026			5,311	5,073	5,129	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Anaplan, Inc.	50 Hawthorne St, San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 6.50%	11.60%		6/21/2029			537,534	527,564	531,679	2.23%

Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco, CA,94111 United States	(6)(9)	L + 3.75%	9.07%		7/27/2028			15,218	15,191	15,047	0.06%

Apttus Corp.	150 North Riverside Plaza Suite 2800 Chicago IL 60606 United States	(10)	L + 4.25%	9.52%		5/8/2028			11,657	11,646	11,451	0.05%

Armstrong Bidco Limited	The Old School School Lane, Stratford St Mary, Colchester, Essex, United Kingdom, CO7 6LZ	(4)(6)(8)	S + 5.25%	10.18%		6/28/2029	GBP		314,735	375,234	376,669	1.58%

Armstrong Bidco Limited	The Old School School Lane, Stratford St Mary, Colchester, Essex, United Kingdom, CO7 6LZ	(4)(6)(7)(8)	S + 5.25%	10.18%		6/28/2029	GBP		144,252	171,479	176,663	0.74%

Avalara Inc	255 South King St., Suite 1800, Seattle, WA 98104 United States	(4)(7)(10)	SOFR + 7.25%	12.49%		10/19/2028			23,077	22,516	22,823	0.10%

AxiomSL Group, Inc.	125 London Wall, London, EC2Y 5AJ, United Kingdom	(4)(7)(11)	SOFR + 5.75%	10.97%		12/3/2027			77,822	76,635	77,767	0.33%

Beeline, LLC	12735 Gran Bay Parkway West Suite 130, Jacksonville, FL 32258 United States	(4)(7)(10)	SOFR + 5.25%	10.38%		5/2/2029			44,759	44,358	44,502	0.19%

Beeline, LLC	12735 Gran Bay Parkway West Suite 130, Jacksonville, FL 32258 United States	(4)(7)(10)	SOFR + 5.25%	10.35%		5/2/2028			924	879	896	0.00%

BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(7)(10)	SOFR + 6.00%	11.24%	(incl. 2.00% PIK)	8/8/2028			69,081	67,814	67,578	0.28%

BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(7)(10)	SOFR + 6.00%	11.08%		8/8/2028			7,545	7,378	7,424	0.03%

Boxer Parent Company, Inc.	John Hancock Tower 200 Clarendon Street Boston MA 02116 United States	(8)	SOFR + 3.75%	8.97%		10/2/2025			14,798	14,756	14,698	0.06%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

CDK Global Inc.	1950 Hassell Rd, Hoffman Estates, Illinois, 60169 United States	(9)	SOFR + 4.25%	9.49%		7/6/2029		2,992	2,981	2,988	0.01%

Circana Group, L.P.	132 W 31st St, New York, 10001 United States	(4)(10)	SOFR + 5.75%	10.95%		12/1/2028		685,350	673,410	678,496	2.85%

Circana Group, L.P.	132 W 31st St, New York, 10001 United States	(4)(10)	SOFR + 6.25%	11.39%	(incl. 2.75% PIK)	12/1/2028		894,308	879,364	880,894	3.70%

Circana Group, L.P.	132 W 31st St, New York, 10001 United States	(4)(7)(10)	SOFR + 4.75%	10.92%		12/1/2027		8,393	6,654	7,344	0.03%

Cloudera, Inc.	1001 Page Mill Road Building 3 Palo Alto,CA,94304 United States	(9)	SOFR + 3.75%	8.95%		10/8/2028		36,870	36,458	36,075	0.15%

Community Brands ParentCo, LLC	9620 Executive Center Dr N, Suite 200, St. Petersburg, FL 33702 United States	(4)(5)(7)(10)	SOFR + 5.75%	10.70%		2/24/2028		15,169	14,752	14,631	0.06%

Confine Visual Bidco	Kistagången 12, 164 40 Kista, Sweden	(4)(6)(7)(10)	SOFR + 5.75%	10.80%		2/23/2029		258,821	251,938	232,196	0.98%

Connatix Buyer, Inc.	666 Broadway, 10th Floor, New York, NY 10012, United States	(4)(5)(7)(10)	L + 5.50%	10.65%		7/14/2027		108,467	106,568	102,526	0.43%

ConnectWise, LLC	4110 George Road Suite 200, Tampa, FL, 33634, United States	(9)	L + 3.50%	8.69%		9/29/2028		28,465	28,394	27,789	0.12%

Cornerstone OnDemand, Inc.	1601 Cloverfield Blvd Suite 620 South Santa Monica,CA, 90404 United States	(9)	SOFR + 3.75%	9.25%		10/16/2028		27,280	27,191	25,490	0.11%

Coupa Software Inc.	1855 S. Grant Street, San Mateo, CA 94402 United States	(4)(6)(7)(10)	SOFR + 7.50%	12.60%		2/27/2030		1,836	1,787	1,805	0.01%

Delta Topco, Inc.	3111 Coronado Drive in Santa Clara, CA 95054 United States	(10)	SOFR + 3.75%	9.07%		12/1/2027		34,886	34,852	33,840	0.14%

Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120 United States	(4)(11)	L + 5.75%	10.95%		8/4/2025		87,975	87,381	85,336	0.36%

Discovery Education, Inc.	233 Wilshire Blvd, Suite 800, Santa Monica, CA, 90401, United States	(4)(7)(10)	SOFR + 5.75%	10.71%		4/9/2029		469,783	461,174	447,585	1.88%

DTI Holdco, Inc.	Two Ravinia Drive, Suite 201, 19904 Dover, DE United States	(4)(7)(10)	P + 3.75%	12.00%		4/26/2027		3,680	3,680	2,702	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

DTI Holdco, Inc.	Two Ravinia Drive, Suite 201, 19904 Dover, DE United States	(10)	SOFR + 4.75%	9.80%	4/26/2029			32,710	31,903	30,533	0.13%

ECI Macola Max Holding, LLC	5455 Rings Road Suite 100 Dublin OH 43017 United States	(6)(10)	SOFR + 3.75%	9.25%	11/9/2027			11,949	11,970	11,841	0.05%

Epicor Software Corp.	804 Las Cimas Parkway Austin TX 78746 United States	(10)	SOFR + 3.25%	8.47%	7/30/2027			5,952	5,976	5,886	0.02%

Episerver, Inc.	542A Amherst Street Route 101A Nashua, NH 03063 United States	(4)(5)(7)(11)	SOFR + 5.50%	10.89%	4/9/2026			24,973	24,668	22,829	0.10%

Experity, Inc.	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States	(4)(5)(7)(10)	SOFR + 5.75%	11.09%	2/24/2028			137,203	135,034	132,776	0.56%

Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(8)	ST + 4.75%	8.17%	7/9/2029	SEK		112,563	10,441	10,240	0.04%

Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(9)	SA + 4.75%	6.45%	7/9/2029	CHF		10,674	10,719	11,722	0.05%

Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(7)(8)	E + 4.75%	7.81%	7/9/2029	EUR		31,713	30,666	34,550	0.15%

Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(10)	S + 4.75%	9.68%	7/9/2029	GBP		8,894	10,452	11,093	0.05%

GI Consilio Parent, LLC	188 The Embarcadero, San Francisco, CA United States 94016	(7)(9)	L + 4.00%	9.19%	5/12/2028			40,121	39,445	38,739	0.16%

Gigamon Inc.	3300 Olcott Street, Santa Clara CA 95054 United States	(4)(7)(10)	SOFR + 5.75%	10.89%	3/9/2029			434,540	427,270	433,389	1.82%

GovernmentJobs.com, Inc.	300 Continental Blvd., El Segundo, CA 90245, United States	(4)(7)(10)	SOFR + 5.50%	10.70%	12/1/2028			144,141	141,512	140,006	0.59%

GovernmentJobs.com, Inc.	300 Continental Blvd., El Segundo, CA 90245, United States	(4)(7)(10)	SOFR + 5.50%	10.70%	12/2/2027			7,411	7,158	7,016	0.03%

GraphPAD Software, LLC	2365 Northside Dr #560, San Diego, CA 92108 United States	(4)(7)(11)	L + 5.50%	10.71%	4/27/2027			2,637	2,558	2,413	0.01%

GraphPAD Software, LLC	2365 Northside Dr #560, San Diego, CA 92108 United States	(4)(7)(11)	L + 5.50%	10.87%	4/27/2027			17,150	16,959	16,765	0.07%

Greeneden U.S. Holdings II, LLC	2001 Junipero Serra Blvd, Daly City CA 94014 United States	(10)	SOFR + 4.00%	9.22%	12/1/2027			5,845	5,869	5,837	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

HS Purchaser, LLC	6455 City West Parkway Eden Prairie, MN United States	(10)	SOFR + 4.00%	9.15%		11/19/2026			48,586	48,569	44,457	0.19%

Hyland Software, Inc.	28500 Clemens Road, Westlake OH 44145 United States	(10)	L + 3.50%	8.69%		7/1/2024			9,799	9,804	9,731	0.04%

Idera, Inc.	Brookhollow Ctr III, 2950 Nort Loop Freeway W, Suite 700 Houston TX 77092 United States	(10)	SOFR + 3.75%	9.01%		3/2/2028			52,368	52,254	51,113	0.21%

Imperva, Inc.	3400 Bridge Parkway Suite 200 Redwood City CA 94065 United States	(11)	L + 4.00%	9.34%		1/12/2026			19,020	19,074	17,273	0.07%

ION Trading Finance Ltd.	Simmonscourt Road Minerva House, 4th Floor Dublin 4, D04H9P8 Ireland	(6)(8)	SOFR + 4.75%	10.09%		4/3/2028			27,883	27,904	27,405	0.12%

Kaseya, Inc.	701 Brickell Avenue, Miami FL 33131 United States	(4)(7)(10)	SOFR + 6.25%	11.36%		6/25/2029			748,131	734,106	739,866	3.11%

LD Lower Holdings, Inc.	8201 Greensboro Drive, Suite 717 Mclean, VA 22102-3810 United States	(4)(11)	SOFR + 6.50%	11.84%		2/8/2026			117,178	115,929	115,420	0.49%

Lightbox Intermediate, LP	9 West 57th Street, 43rd Floor, New York, NY, 10019, United States	(4)(8)	L + 5.00%	10.54%		5/9/2026			37,620	36,937	36,303	0.15%

Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(10)	S + 5.75%	10.68%		5/18/2029	GBP		102,635	125,516	128,427	0.54%

Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(7)(10)	SOFR + 5.75%	10.95%		5/18/2029			962,898	940,361	945,976	3.98%

Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(5)(7)(9)	SOFR + 3.75%	9.14%		7/31/2028			77,126	76,216	66,355	0.28%

Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(5)(9)	SOFR + 6.25%	11.64%		6/9/2030			63,000	61,110	61,110	0.26%

Medallia, Inc.	200 W 41st St, New York, NY 10036, United States	(4)(10)	L + 6.50%	11.69%	(incl. 5.83 % PIK)	10/29/2028			1,020,886	1,005,562	1,000,469	4.20%

Mitnick Purchaser, Inc.	64 Willow Place, Suite 100, Menlo Park DE 94025 United States	(9)	SOFR + 4.75%	9.90%		5/2/2029			11,794	11,745	11,455	0.05%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Mitratech Holdings, Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(5)(7)(10)	SOFR + 3.75%	9.06%	5/18/2028			16,746	15,315	14,753	0.06%

Monk Holding Co.	5473 Morris Hunt Dr Fort Mill, SC, 29708-6523 United States	(4)(10)(18)	SOFR + 5.70%	10.84%	12/1/2027			11,113	10,916	11,002	0.05%

Monk Holding Co.	5473 Morris Hunt Dr Fort Mill, SC, 29708-6523 United States	(4)(7)(10)	SOFR + 5.50%	10.84%	12/1/2027			3,579	3,140	3,022	0.01%

MRI Software, LLC	28925 Fountain Parkway Solon OH 44139 United States	(5)(7)(11)	SOFR + 5.50%	10.84%	2/10/2026			23,216	23,192	22,472	0.09%

Neogames Connect SARL	63-65, Rue De Merl, L-2146 Luxembourg, Grand Duchy of Luxembourg	(4)(6)(8)	E + 6.25%	9.85%	5/30/2028	EUR		100,400	102,070	109,542	0.46%

Nintex Topco Limited	10800 NE 8th Street, Suite 400 Bellevue, WA 98004 United States	(4)(6)(10)	SOFR + 6.00%	11.39%	11/13/2028			678,078	667,658	634,003	2.66%

NortonLifeLock, Inc.	60 East Rio Salado Parkway Suite 1000, Tempe, AZ, 8528, United States	(6)(7)(9)	SOFR + 2.00%	7.20%	9/12/2029			6,856	6,805	6,803	0.03%

Onex AP Merger Sub, LLC	251 Little Falls Drive Wilmington, DE 19808 United States	(4)(7)(10)	SOFR + 5.75%	10.37%	4/4/2028			21,576	21,234	21,452	0.09%

Oranje Holdco Inc	33 N Garden Ave, Clearwater, FL 33755 United States	(4)(7)(11)	SOFR + 7.75%	12.79%	2/1/2029			66,000	64,271	64,886	0.27%

Perforce Software, Inc.	2320 Blanding Avenue, Alameda CA 94501 United States	(8)	L + 3.75%	8.94%	7/1/2026			15,376	15,363	14,597	0.06%

Project Alpha Intermediate Holding, Inc.	211 South Gulph Road, Suite 500, King of Prussia, PA 19406 United States	(8)	L + 4.00%	9.20%	4/26/2024			14,203	14,212	14,187	0.06%

Project Leopard Holdings, Inc.	300 North La Salle Street, Suite 4350, Chicago, IL 60654 United States	(7)(9)	SOFR + 5.25%	10.45%	7/20/2029			141,478	134,468	127,684	0.54%

Proofpoint, Inc.	892 Ross Drive, Sunnyvale CA 94089 United States	(5)(9)	SOFR + 6.25%	11.47%	8/31/2028			900	896	882	0.00%

Quest Software US Holdings, Inc.	4 Polaris Way, Aliso Viejo CA 92656 United States	(6)(9)	SOFR + 4.25%	9.45%	2/1/2029			27,742	27,535	21,673	0.09%

Rally Buyer, Inc.	5213 Tacome Building C · Houston, TX 77041 United States	(4)(7)(10)	SOFR + 5.50%	10.72%	7/19/2028			115,373	113,125	112,711	0.47%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Rally Buyer, Inc.	5213 Tacome Building C · Houston, TX 77041 United States	(4)(7)(10)	SOFR + 5.75%	10.85%	7/19/2028			3,955	3,642	3,624	0.02%

RealPage, Inc.	4000 International Parkway, Carrollton, TX, 75007, United States	(9)	SOFR + 3.00%	8.22%	4/24/2028			1,980	1,975	1,940	0.01%

Relativity ODA, LLC	231 South LaSalle Street, 8th Floor, Chicago, IL 60604 United States	(4)(7)(11)	SOFR + 6.50%	11.70%	5/12/2027			875	797	788	0.00%

Rocket Software, Inc.	77 4th Avenue, Waltham MA 02451 United States	(8)	SOFR + 4.25%	9.47%	11/28/2025			10,756	10,761	10,665	0.04%

Rocket Software, Inc.	77 4th Avenue, Waltham MA 02451 United States	(9)	SOFR + 4.25%	9.47%	11/28/2025			3,937	3,883	3,908	0.02%

S2P Acquisition Borrower, Inc.	3020 Carrington Mill Blvd Suite 100, Morrisville, NC 27560 United States	(6)(8)	SOFR + 4.00%	9.20%	8/14/2026			13,036	13,054	13,017	0.05%

Sailpoint Technologies, Inc.	11120 Four Points Drive Suite 100 Austin, TX 78726 United States	(4)(7)(10)	SOFR + 6.25%	11.35%	8/16/2029			384,906	377,585	379,668	1.60%

Solarwinds Holdings, Inc.	7171 Southwest Parkway, Bldg 400, Austin, TX 78735 United States	(8)	SOFR + 4.00%	8.85%	2/5/2027			2,993	2,970	2,997	0.01%

Sophia, LP	301 Commerce Street, Suite 3300, Fort Worth, TX, 76102, United States	(9)	L + 3.50%	9.04%	10/7/2027			1,985	1,975	1,967	0.01%

Sovos Compliance, LLC	200 Ballardvale Street 4th Floor Wilmington, MA,1887 United States	(9)	SOFR + 4.50%	9.72%	8/11/2028			5,197	5,206	5,028	0.02%

Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, Nevada United States	(4)(5)(11)	E + 5.50%	8.79%	3/11/2027	EUR		19,110	22,796	20,536	0.09%

Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, Nevada United States	(4)(11)	SOFR + 5.50%	11.14%	3/11/2027			86,570	85,440	85,271	0.36%

Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, Nevada United States	(4)(11)	SOFR + 5.50%	10.61%	3/11/2027			31,963	31,933	31,484	0.13%

Stamps.com, Inc.	1990 East Grand Avenue El Segundo, CA 90245 United States	(4)(10)	L + 5.75%	10.94%	10/5/2028			859,950	847,011	838,451	3.52%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Surf Holdings, LLC	18595 Vineyard Point Lane, Cornelius, NC 28031 United States	(6)(8)	L + 3.50%	8.70%		3/5/2027		3,219	3,223	3,198	0.01%

Symphony Technology Group	428 University Ave, Palo Alto CA 94301 United States	(5)(6)(10)	L + 4.75%	10.03%		7/27/2028		65,730	65,210	49,708	0.21%

Symphony Technology Group	428 University Ave, Palo Alto CA 94301 United States	(5)(6)(9)	SOFR + 3.75%	9.01%		3/1/2029		30,023	29,791	28,802	0.12%

Tegra118 Wealth Solutions, Inc.	255 Fiserv Drive, Brookfield WI 53045 United States	(8)	SOFR + 4.00%	9.13%		2/18/2027		3,900	3,918	3,802	0.02%

The Ultimate Software Group, Inc.	2000 Ultimate Way, Weston FL 33326 United States	(9)	SOFR + 3.25%	8.27%		5/4/2026		9,968	9,967	9,797	0.04%

Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(10)	SOFR + 5.50%	10.23%		5/5/2028		25,915	25,505	25,397	0.11%

Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(10)	SOFR + 5.50%	10.87%		5/5/2028		44,154	43,543	43,271	0.18%

Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(7)(10)	SOFR + 5.25%	10.30%		5/5/2028		5,480	5,282	5,194	0.02%

Virgin Pulse, Inc.	75 Fountain Street, Providence RI 02902 United States	(10)	SOFR + 3.75%	8.97%		4/6/2028		41,809	41,523	39,705	0.17%

Vision Solutions, Inc.	15300 Barranca Parkway Suite 100 Irvine CA 92618 United States	(10)	L + 4.00%	9.51%		4/24/2028		45,837	45,723	43,664	0.18%

VS Buyer LLC	8800 Lyra Drive Columbus, Ohio 43240 United States	(6)(8)	SOFR + 3.25%	8.52%		2/28/2027		997	986	988	0.00%

Zendesk Inc	989 Market St, San Francisco, CA 94103 United States	(4)(7)(10)	SOFR + 7.00%	12.25%	(incl. 3.50% PIK)	11/30/2028		920,826	894,653	906,544	3.81%

									11,933,346	11,842,101	49.74%
Specialty Retail

CustomInk, LLC	2910 District Avenue Fairfax VA 22031 United States	(4)(11)(18)	SOFR + 6.18%	11.26%		5/3/2026		36,866	36,452	36,866	0.15%

EG America, LLC	65 Flanders Rd, Westborough, MA 01581 United States	(4)(6)(8)	SOFR + 5.50%	10.73%		2/28/2028		46,999	45,346	45,718	0.19%

EG Dutch Finco BV	Euro House The Beehive Trading Park Haslingden Road Blackburn Lancashire, BB1 2EE, United Kingdom	(6)(8)	SOFR + 4.00%	9.16%		2/7/2025		988	917	975	0.00%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Runner Buyer, Inc.	8 Santa Fe Way Cranbury,NJ,8512 United States	(10)	L + 5.50%	10.69%	10/20/2028		77,025	75,757	59,791	0.25%

								158,472	143,350	0.59%
Technology Hardware, Storage & Peripherals

Lytx, Inc.	9785 Towne Centre Drive San Diego CA 92121 United States	(4)(11)	SOFR + 6.75%	11.95%	2/28/2028		45,893	45,962	45,549	0.19%
Textiles, Apparel & Luxury Goods

Mad Engine Global, LLC	6740 Cobra Way, San Diego, CA, 92121 United States	(11)	L + 7.00%	12.54%	7/15/2027		23,335	22,928	16,743	0.07%

S&S Holdings, LLC	26748 Alsace Dr, Calabasas, CA, 91302-3450 United States	(9)	SOFR + 5.00%	10.09%	3/11/2028		6,396	6,297	5,613	0.02%

								29,225	22,356	0.09%
Trading Companies & Distributors

Foundation Building Materials, Inc.	2520 Red Hill Avenue, Santa Ana, CA 92705 United States	(9)	L + 3.25%	8.52%	1/31/2028		14,829	14,563	14,444	0.06%

Icebox Holdco III, Inc.	80 Pall Mall, London, SW1Y 5ES, United Kingdom	(9)	SOFR + 3.75%	9.09%	12/22/2028		15,864	15,813	15,417	0.06%

LBM Acquisition, LLC	1000 Corporate Grove Drive, Buffalo Grove IL 60089 United States	(10)	L + 3.75%	8.90%	12/17/2027		55,087	54,804	53,050	0.22%

Park River Holdings, Inc.	1 E. 4th Street Suite 1400, Cincinnati, OH, 45202 United States	(10)	L + 3.25%	8.52%	12/28/2027		70,686	69,541	67,967	0.29%

Porcelain Acquisition Corp.	20 Sanker Road, Dickson, TN 37055 United States	(4)(7)(11)	SOFR + 6.00%	11.34%	4/1/2027		82,254	80,546	79,971	0.34%

Specialty Building Products Holdings, LLC	2160 Satellite Blvd Suite 450 Duluth,GA, 30097 United States	(9)	SOFR + 3.25%	8.45%	10/15/2028		29,885	29,834	28,680	0.12%

SRS Distribution, Inc.	5900 South Lake Forest Drive 5900 South Lake Forest Drive Mckinney TX 75070 United States	(9)	SOFR + 3.50%	8.70%	6/2/2028		8,008	7,968	7,833	0.03%

SRS Distribution, Inc.	5900 South Lake Forest Drive 5900 South Lake Forest Drive Mckinney TX 75070 United States	(9)	L + 3.50%	8.69%	6/2/2028		18,518	18,467	18,034	0.08%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

The Cook & Boardman Group, LLC	3064 Salem Industrial Drive Winston Salem NC 27127 United States	(11)	SOFR + 5.75%	10.94%	10/17/2025			24,861	24,378	22,855	0.10%

The Cook & Boardman Group, LLC	3064 Salem Industrial Drive Winston Salem NC 27127 United States	(11)	SOFR + 5.75%	10.94%	10/18/2025			10,363	10,316	9,526	0.04%

Windsor Holdings III LLC	3075 Highland Pkwy Ste 200 Downers Grove IL 60515 United States	(6)(8)	SOFR + 4.50%	9.72%	6/21/2030			5,000	4,925	4,918	0.02%

									331,155	322,695	1.36%
Transportation Infrastructure

Capstone Logistics, LLC	30 Technology Parkway South, Suite 200, Peachtree Corner, GA 30092 United States	(4)(11)	SOFR + 4.75%	9.95%	11/12/2027			22,118	22,172	21,787	0.09%

Enstructure LLC	645 Madison Ave, New York NY, 10022 United States	(4)(7)(9)(18)	SOFR + 6.35%	11.45%	5/25/2029			79,972	78,013	79,972	0.34%

Frontline Road Safety, LLC	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)(10)	SOFR + 5.75%	11.05%	5/3/2027			169,399	167,293	162,200	0.68%

Helix TS, LLC	114 Capital Way Christiana, TN 37037, United States	(4)(10)	SOFR + 6.25%	11.45%	8/4/2027			93,261	91,988	92,794	0.39%

Helix TS, LLC	114 Capital Way Christiana, TN 37037, United States	(4)(7)(10)	SOFR + 6.25%	11.65%	8/4/2027			62,900	62,349	62,580	0.26%

Italian Motorway Holdings S.à.r.l	Meif 6 Hra Italian Motorway Holdings SARL, Luxembourg	(4)(6)(8)	E + 5.25%	8.90%	4/28/2029	EUR		236,429	243,181	252,802	1.06%

Liquid Tech Solutions Holdings, LLC	79 Madison Ave #439, New York, NY 10016 United States	(4)(10)	SOFR + 4.75%	9.96%	3/20/2028			18,997	18,931	18,665	0.08%

Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	10.94%	10/19/2027			62,029	61,208	59,703	0.25%

Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	11.14%	10/19/2027			24,748	24,748	23,820	0.10%

Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	10.66%	1/31/2029			108,100	107,170	104,033	0.44%

Safety Borrower Holdings LP	8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113, United States	(4)(5)(11)	SOFR + 5.25%	11.01%	9/1/2027			45,515	45,227	45,287	0.19%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Safety Borrower Holdings LP	8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113, United States	(4)(5)(7)(11)	P + 4.25%	12.50%		9/1/2027		1,678	1,655	1,644	0.01%

Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(7)(11)	L + 5.00%	10.46%		9/24/2027		192,854	190,164	190,690	0.80%

Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(7)(11)	P + 4.00%	12.00%		3/24/2027		1,440	1,114	1,140	0.00%

TRP Infrastructure Services, LLC	2411 Minnis Dr, Haltom City, TX 76117, United States	(4)(11)	SOFR + 5.50%	10.55%		7/9/2027		72,588	71,615	65,330	0.27%

									1,186,828	1,182,447	4.96%
Wireless Telecommunication Services

CCI Buyer, Inc.	300 N. LaSalle St, Suite 5600, Chicago 60602 United States	(10)	SOFR + 4.00%	9.24%		12/17/2027		18,081	18,088	17,776	0.07%

Total First Lien Debt - non-controlled/non-affiliated									43,113,282	42,524,598	178.76%

First Lien Debt - controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals

Pigments Services, Inc.	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(11)(16)(17)	SOFR + 8.25%	13.24%		4/14/2030			15,344	11,710	0.05%

Pigments Services, Inc.	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(11)(16)	SOFR + 8.25%	13.24%	(incl. 13.24% % PIK)	4/14/2030			9,069	9,069	0.04%

Total First Lien Debt - controlled/affiliated (excluding Investments in Joint Ventures)									24,413	20,779	0.09%

Total First Lien Debt									43,137,695	42,545,377	178.85%

Second Lien Debt
Second Lien Debt - non-controlled/non-affiliated
Aerospace & Defense

Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suit 300 Beverly Hills, California 90212 United States	(4)(5)(10)	SOFR + 7.63%	13.15%		5/25/2029		44,520	44,027	38,287	0.16%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Peraton Corp.	12975 Worldgate Drive, Herndon VA 20170 United States	(10)	SOFR + 7.75%	12.98%	2/1/2029		53,508	52,944	52,003	0.22%

								96,971	90,290	0.38%
Air Freight & Logistics

Wwex Uni Topco Holdings, LLC	2323 Victory Avenue Suite 1600 Dallas,TX,75219 United States	(10)	SOFR + 7.00%	12.50%	7/26/2029		33,000	32,634	26,565	0.11%
Capital Markets

The Edelman Financial Engines Center, LLC	600 Travis, Suite 5800, Houston, Texas 77002 United States	(8)	L + 6.75%	11.94%	7/20/2026		14,000	13,911	13,564	0.06%
Chemicals

Hexion Holdings Corp.	180 East Broad Street, Columbus, OH, 43215, United States	(9)	SOFR + 7.44%	12.63%	3/15/2030		46,000	44,937	38,103	0.16%

Pearls Netherlands Bidco	herengracht, 450 Gemeente Amsterdam, 1017CA	(4)(6)(9)	SOFR + 7.25%	12.30%	2/25/2030		42,453	41,480	41,392	0.17%

								86,417	79,495	0.33%
Commercial Services & Supplies

DG Investment Intermediate Holdings 2, Inc.	6510 E. Paseo Caballo, Anaheim CA 92807 United States	(10)	SOFR + 6.75%	11.97%	3/30/2029		29,464	29,358	26,242	0.11%

USIC Holdings, Inc.	9045 North River Road Suite 300 Indianapolis IN 46240 United States	(5)(10)	L + 6.50%	11.69%	5/14/2029		8,594	8,544	7,878	0.03%

								37,902	34,120	0.14%
Construction & Engineering

Thermostat Purchaser III, Inc.	10 Parkway North Suite 100 Deerfield,IL,60015 United States	(4)(7)(10)	SOFR + 7.25%	12.66%	8/31/2029		32,725	32,314	31,701	0.13%
Diversified Consumer Services

Pre-Paid Legal Services, Inc.	1 Pre-Paid Way, Ada OK 74820 United States	(9)	L + 7.00%	12.19%	12/14/2029		25,000	24,797	22,750	0.10%
Health Care Equipment & Supplies

Confluent Medical Technologies, Inc.	6263 N Scottsdale Road, Suite 224, Scottsdale, AZ 85250 United States	(4)(5)(9)	SOFR + 6.50%	11.89%	2/16/2030		52,500	51,630	52,369	0.22%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date		% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Health Care Providers & Services

Canadian Hospital Specialties Ltd.	676 North Michigan Avenue Suite 3300 Chicago IL 60611 United States	(4)(5)(6)(8)	8.75%	8.75%		4/15/2029	CAD		3,800	3,013	2,527	0.01%

CD&R Artemis UK Bidco Ltd.	26 Southampton Buildings, 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)(8)	S + 7.50%	12.43%		8/19/2029	GBP		65,340	87,548	81,385	0.34%

CD&R Artemis UK Bidco Ltd.	26 Southampton Buildings, 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)(9)	SOFR + 7.25%	12.59%		8/19/2029			25,000	24,491	24,188	0.10%

Jayhawk Buyer, LLC	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)(11)	L + 8.75%	14.03%		10/15/2027			6,537	6,449	6,471	0.03%

										121,501	114,571	0.48%
Health Care Technology

Imprivata, Inc.	150 North Riverside Plaza, Suite 2800, Chicago, IL, 60606, United States	(4)(9)	SOFR + 6.25%	11.35%		12/1/2028			44,118	43,758	41,691	0.18%
Hotels, Restaurants & Leisure

Mic Glen, LLC	88 S State St, Hackensack, NJ 07601 United States	(9)	SOFR + 6.75%	11.95%		7/30/2029			16,000	15,960	14,853	0.06%
Industrial Conglomerates

Victory Buyer, LLC	50 East 153rd Street Bronx, NY 10451-2104 United States	(4)(9)	SOFR + 7.00%	12.51%		11/1/2029			24,677	24,476	22,456	0.09%
IT Services

Dcert Buyer, Inc.	2801 N Thanksgiving Way #500, Lehi 84043 United States	(8)	SOFR + 7.00%	12.26%		2/19/2029			60,975	61,145	56,199	0.24%

Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716, United States	(4)(5)(10)	SOFR + 10.50%	15.99%	(incl. 15.99% PIK)	11/24/2033			100,783	98,661	100,783	0.42%

										159,806	156,982	0.66%
Life Sciences Tools & Services

Curia Global, Inc.	26 Corporate Circle Albany,NY, 12203 United States	(4)(10)	L + 6.50%	11.77%		8/31/2029			45,977	45,267	37,931	0.16%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

LSCS Holdings, Inc.	190 North Milwaukee Street Milwaukee,WI, 53202 United States	(4)(9)	L + 8.00%	13.19%	12/17/2029		40,000	39,514	35,600	0.15%

Phoenix Newco, Inc.	195 West Street Waltham,MA,2451 United States	(4)(6)(9)	SOFR + 6.50%	11.72%	11/15/2029		52,153	51,295	52,153	0.22%

								136,076	125,684	0.53%
Media

Houghton Mifflin, LLC	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(4)(7)(9)	SOFR + 8.50%	13.60%	4/8/2030		80,500	78,795	67,023	0.28%
Pharmaceuticals

Sharp Midco, LLC	7451 Keebler Way, Allentown, PA 18106 United States	(4)(5)(9)	SOFR + 7.25%	12.59%	12/31/2029		31,500	30,860	30,634	0.13%
Professional Services

Aqgen Island Holdings, Inc.	535 Madsion Avenue, 24TH Floor New York, NY 10022 United States	(5)(6)(9)	L + 6.50%	11.69%	8/2/2029		34,508	34,224	31,058	0.13%

Celestial Saturn Parent, Inc.	40 Pacifica #900, Irvine, CA 92618 United States	(9)	L + 6.50%	11.75%	6/4/2029		134,488	133,449	109,608	0.46%

Deerfield Dakota Holding, LLC	55 East 52nd Street 31st Floorm Park Avenue Plaza, New York, NY 10055 United States	(10)	L + 6.75%	12.29%	4/7/2028		27,069	27,005	25,386	0.11%

Thevelia US, LLC	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(4)(6)(9)	SOFR + 6.75%	12.14%	6/17/2030		182,046	177,293	181,136	0.76%

VT Topco, Inc.	11111 Santa Monica Blvd Suite 2000 Los Angeles,CA, 90025 United States	(4)(10)	SOFR + 6.75%	11.97%	7/31/2026		35,500	35,391	33,903	0.14%

								407,362	381,091	1.60%
Software

Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco,CA, 94111 United States	(4)(6)(9)	L + 6.75%	12.29%	7/27/2029		28,153	28,177	27,731	0.12%

Cloudera, Inc.	1001 Page Mill Road Building 3 Palo Alto,CA,94304 United States	(9)	SOFR + 6.00%	11.25%	10/8/2029		66,697	66,260	60,694	0.26%

HS Purchaser, LLC	6455 City West Parkway Eden Prairie, MN United States	(10)	SOFR + 6.75%	11.95%	11/19/2027		71,000	71,096	54,078	0.23%

Human Security, Inc.	111 W 33rd St 11TH Fl, New York, New York, 10001, United States	(4)(11)	SOFR + 6.75%	11.85%	7/22/2027		50,000	49,287	49,125	0.21%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Human Security, Inc.	111 W 33rd St 11TH Fl, New York, New York, 10001, United States	(4)(11)	SOFR + 6.75%	11.97%	7/22/2027		50,000	49,287	49,125	0.21%

Idera, Inc.	Brookhollow Ctr III, 2950 Nort Loop Freeway W, Suite 700 Houston TX 77092 United States	(4)(10)	SOFR + 6.75%	12.01%	3/2/2029		30,331	30,251	26,815	0.11%

Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(5)(9)	SOFR + 6.50%	11.89%	7/30/2029		31,950	31,612	27,956	0.12%

Mitratech Holdings, Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(4)(10)	L + 6.75%	12.02%	5/18/2029		18,000	17,941	16,423	0.07%

Proofpoint, Inc.	892 Ross Drive, Sunnyvale CA 94089 United States	(5)(9)	SOFR + 6.25%	11.47%	8/31/2029		63,274	63,116	61,534	0.26%

Symphony Technology Group	428 University Ave, Palo Alto CA 94301 United States	(6)(10)	L + 8.25%	13.53%	7/27/2029		91,647	90,643	60,487	0.25%

Virgin Pulse, Inc.	75 Fountain Street, Providence RI 02902 United States	(10)	SOFR + 7.25%	12.47%	4/6/2029		27,000	26,854	22,427	0.09%

Vision Solutions, Inc.	15300 Barranca Parkway Suite 100 Irvine CA 92618 United States	(5)(10)	L + 7.25%	12.51%	4/23/2029		85,901	85,533	74,529	0.31%

								610,057	530,924	2.24%
Trading Companies & Distributors

Icebox Holdco III, Inc.	80 Pall Mall, London, SW1Y 5ES, United Kingdom	(4)(9)	SOFR + 6.75%	12.25%	12/21/2029		14,000	13,885	12,320	0.05%

Total Second Lien Debt - non-controlled/non-affiliated								2,019,112	1,849,083	7.77%

Total Second Lien Debt								2,019,112	1,849,083	7.77%

Structured Finance Obligations - non-controlled/non-affiliated
Diversified Financial Services

522 Funding CLO 2020-6, Ltd.	522 5th Avenue New York,NY,10036 United States	(4)(5)(6)(8)	L + 6.50%	11.77%	10/23/2034		3,000	3,000	2,610	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

AIMCO CLO Series 2015-A	P.O. Box 309 Ugland House, South Church Str, Grand Cayman, Cayman Islands	(5)(6)(8)	L + 6.60%	11.86%	10/17/2034		7,450	7,450	6,969	0.03%

Allegro CLO XI Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park P.O. Box 1350, Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	L + 7.00%	11.23%	1/19/2033		3,895	3,861	3,664	0.02%

Apidos CLO XXXIII	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	L + 6.35%	11.17%	10/24/2034		5,000	4,957	4,560	0.02%

Apidos CLO XXXVI	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	L + 5.95%	10.19%	7/20/2034		8,500	8,500	7,747	0.03%

Ares LXI CLO, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	L + 6.25%	11.06%	10/20/2034		7,750	7,750	7,009	0.03%

Ares LXII CLO, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	L + 6.50%	11.76%	1/25/2034		9,000	9,000	7,993	0.03%

Ares XXVII CLO, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	L + 6.75%	12.00%	10/28/2034		7,000	6,939	6,431	0.03%

Balboa Bay Loan Funding 2021-2, Ltd.	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	L + 6.60%	11.41%	1/20/2035		7,000	6,938	6,300	0.03%

Barings CLO Ltd 2021-II	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	L + 6.25%	11.08%	7/15/2034		6,000	6,000	5,300	0.02%

Barings CLO Ltd 2021-III	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	L + 6.65%	11.91%	1/18/2035		7,200	7,200	6,215	0.03%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Benefit Street Partners CLO XX	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	L + 6.75%	11.58%	7/15/2034		6,500	6,500	6,078	0.03%

Benefit Street Partners LLC BSP 2020-21A	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	L + 6.70%	11.96%	10/15/2034		3,000	2,973	2,801	0.01%

BlueMountain CLO XXIX Ltd	280 Park Ave 12th Floor, New York, NY 10017 United States	(4)(5)(6)(8)	L + 6.86%	12.12%	7/25/2034		2,750	2,689	2,419	0.01%

Broad River Ltd 2020-1	C/O MaplesFS Limited PO Box 1093, Queensgate House, Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	L + 6.50%	11.75%	7/20/2034		7,000	6,950	6,493	0.03%

Carlyle US CLO 2020-1, Ltd.	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	L + 6.25%	11.50%	7/20/2034		7,000	7,000	6,349	0.03%

Carval CLO V-C, LTD.	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	L + 6.75%	11.58%	10/15/2034		8,000	7,930	7,456	0.03%

Carval CLO VI-C, LTD.	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	SOFR + 7.33%	12.39%	4/21/2034		8,750	8,670	8,323	0.03%

CIFC Funding 2019-III, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	L + 6.80%	11.63%	10/16/2034		8,000	8,000	7,596	0.03%

CIFC Funding 2022-V, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 7.55%	12.54%	7/16/2033		10,000	9,909	9,772	0.04%

Dryden 95 CLO, Ltd.	3 Gateway Center 14th Floor Newark,NJ,7102 United States	(4)(5)(6)(8)	L + 6.15%	11.53%	8/20/2034		8,000	8,000	6,954	0.03%

Eaton Vance CLO 2019-1 Ltd	C/O Walkers Fiduciary Limited Cayman Corporate Centre 27 Hospital Road George Town, KY1-9008 KY	(4)(5)(6)(8)	L + 6.50%	11.76%	4/15/2031		3,750	3,754	3,581	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Elmwood CLO 16, Ltd.	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(5)(6)(8)	SOFR + 7.22%	12.27%	4/20/2034		6,000	5,945	5,785	0.02%

Elmwood CLO III, Ltd.	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(5)(6)(8)	SOFR + 6.50%	11.76%	10/20/2034		3,500	3,500	3,304	0.01%

Elmwood CLO VI, Ltd.	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(5)(6)(8)	L + 6.50%	11.76%	10/20/2034		4,000	4,000	3,825	0.02%

Flatiron RR CLO 22, LLC	51 Madison Avenue 2nd Floor New York,NY,10010 United States	(5)(6)(8)	L + 6.20%	11.53%	10/15/2034		5,000	5,000	4,700	0.02%

Fort Washington CLO 2021-2, Ltd.	303 Broadway Suite 1200 Cincinnati,OH, 45202 United States	(4)(5)(6)(8)	L + 6.61%	11.42%	10/20/2034		12,000	11,896	10,847	0.05%

Galaxy 30 CLO, Ltd.	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	SOFR + 7.00%	11.94%	4/15/2035		3,000	2,973	2,816	0.01%

Galaxy XXV CLO, Ltd.	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	L + 5.95%	11.46%	10/25/2031		4,000	3,951	3,535	0.01%

Goldentree Loan Management US Clo 12 Ltd.	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 7.25%	12.30%	4/20/2034		6,500	6,444	6,261	0.03%

Goldentree Loan Management US Clo 8 Ltd.	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	L + 6.15%	10.96%	10/20/2034		6,200	6,200	5,735	0.02%

Gulf Stream Meridian 5, Ltd.	4350 Congress Street, Charlotte, NC 28209 United States	(4)(5)(6)(8)	L + 6.33%	11.59%	7/15/2034		3,500	3,489	3,147	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Gulf Stream Meridian 7, Ltd.	4350 Congress Street, Charlotte, NC 28209 United States	(4)(5)(6)(8)	SOFR + 6.90%	10.71%	7/15/2035		5,000	4,955	4,594	0.02%

Gulf Stream Meridian GSM 2021-IIIA, Ltd.	4350 Congress Street, Charlotte, NC 28209 United States	(4)(5)(6)(8)	L + 6.75%	12.01%	4/15/2034		1,000	961	930	0.00%

Halseypoint Clo 5, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(4)(5)(6)(8)	L + 6.95%	12.41%	1/30/2035		9,500	9,332	8,712	0.04%

HPS Loan Management 15-2019 Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park, PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.80%	11.60%	1/22/2035		4,000	3,964	3,672	0.02%

Jamestown CLO XIV, Ltd.	280 Park Avenue New York,NY,10017 United States	(5)(6)(8)	L + 7.20%	12.45%	10/20/2034		10,000	9,825	9,115	0.04%

Kayne CLO III, Ltd.	1800 Avenue of the Stars 3rd Floor Los Angeles,CA, 90067 United States	(4)(5)(6)(8)	L + 6.50%	11.76%	4/15/2032		5,000	5,008	4,560	0.02%

Magnetite XXXII Ltd	WALKERS FIDUCIARY LIMITED 190 Elgin Avenue, George Town George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 6.90%	11.89%	4/15/2035		5,000	5,000	4,812	0.02%

Morgan Stanley Eaton Vance Clo 2021-1, Ltd.	71 Fort Street PO Box 500 Grand Cayman George Town, KY1-1106 KY	(5)(6)(8)	L + 6.75%	12.09%	10/20/2034		6,500	6,500	5,969	0.03%

Neuberger Berman Loan Advisers CLO 38, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	L + 6.25%	11.50%	10/20/2035		11,000	11,000	10,083	0.04%

OCP CLO 2021-22, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	L + 6.60%	11.41%	12/2/2034		9,000	8,892	8,184	0.03%

Octagon 55, Ltd	250 Park Avenue 15th Floor New York,NY,10177 United States	(4)(5)(6)(8)	L + 6.50%	11.75%	7/20/2034		11,000	10,883	9,852	0.04%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Octagon 66, Ltd	250 Park Avenue 15th Floor New York,NY,10177 United States	(4)(5)(6)(8)	SOFR + 7.80%	12.87%	8/16/2033		10,000	9,908	9,742	0.04%

Octagon Investment Partners 41, Ltd.	250 Park Avenue 15th Floor New York,NY,10177 United States	(5)(6)(8)	L + 7.13%	12.39%	10/15/2033		5,000	4,979	4,441	0.02%

Onex Credit Partners OCP 2020-19A	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	L + 6.50%	11.75%	10/20/2034		4,250	4,080	3,815	0.02%

Palmer Square CLO 2015-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	L + 6.50%	11.88%	5/21/2034		2,000	1,914	1,802	0.01%

Palmer Square CLO 2019-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	L + 6.50%	11.82%	11/14/2034		12,000	12,000	10,943	0.05%

Palmer Square CLO 2022-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.40%	11.40%	4/20/2035		2,500	2,500	2,296	0.01%

Park Avenue Institutional Advisers CLO Ltd 2022-1	10 Hudson Yards New York, NY, 10001-2157 United States	(4)(5)(6)(8)	SOFR + 7.30%	12.34%	4/20/2035		6,000	5,838	5,694	0.02%

Post CLO 2021-1, Ltd.	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	L + 6.45%	11.28%	10/15/2034		6,000	6,000	5,565	0.02%

Post CLO 2022-1, Ltd.	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.80%	11.80%	4/20/2035		5,000	4,978	4,596	0.02%

PPM CLO 2, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	L + 6.55%	11.81%	4/16/2032		5,000	5,007	4,245	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

PPM CLO 4, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	L + 6.50%	11.76%	10/18/2034		8,775	8,775	7,503	0.03%

PPM CLO 5, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	L + 6.50%	11.75%	10/18/2034		4,800	4,800	4,104	0.02%

Rad CLO 14, Ltd.	1800 Avenue of the Stars 3rd Floor Los Angeles,CA, 90067 United States	(4)(5)(6)(8)	L + 6.50%	11.33%	1/15/2035		6,750	6,750	6,102	0.03%

Rockford Tower CLO 2021-3, Ltd.	65 East 55th Street, 30th Floor, New York, NY 10022 United States	(5)(6)(8)	L + 6.72%	12.01%	10/20/2034		4,000	3,948	3,305	0.01%

RR 19, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(5)(6)(8)	L + 6.50%	10.58%	10/15/2035		3,000	3,000	2,831	0.01%

RR 20, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 7.25%	12.24%	7/15/2037		4,000	3,963	3,840	0.02%

Signal Peak 7, Ltd.	605 Post Oak Place Dr Ste 100, Houston, Texas, 77027, United States	(4)(5)(6)(8)	L + 6.89%	12.19%	4/30/2032		3,875	3,845	3,590	0.02%

Sound Point CLO XXVII, Ltd.	375 Park Avenue 33rd Floor New York,NY,10152 United States	(4)(5)(6)(8)	L + 6.56%	11.82%	10/25/2034		6,900	6,780	5,623	0.02%

Symphony CLO 34-PS, Ltd.	555 California St San Francisco, CA 94104 United States	(4)(5)(6)(8)	SOFR + 7.56%	12.59%	7/24/2034		7,000	6,935	6,856	0.03%

Trestles Clo IV, Ltd.	C/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 George Town, KY1-1108 KY	(4)(5)(6)(8)	L + 6.25%	11.07%	7/21/2034		8,000	8,000	7,259	0.03%

Vibrant CLO XII, Ltd.	747 3rd Avenue 38th Floor New York,NY,10017 United States	(4)(5)(6)(8)	L + 7.11%	12.65%	1/20/2034		2,875	2,852	2,614	0.01%

Vibrant CLO XIII, Ltd.	747 3rd Avenue 38th Floor New York,NY,10017 United States	(4)(5)(6)(8)	L + 7.06%	12.32%	7/15/2034		6,250	6,197	5,778	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Voya CLO 2019-4, Ltd.	230 Park Avenue, New York, NY 10169	(4)(5)(6)(8)	L + 6.70%	11.96%	1/15/2035		8,250	8,105	7,542	0.03%

Voya CLO 2020-2, Ltd.	230 Park Avenue, New York, NY 10169	(4)(5)(6)(8)	L + 6.40%	11.67%	7/19/2034		5,000	4,912	4,529	0.02%

Total Structured Finance Obligations - non-controlled/non-affiliated								409,754	377,673	1.60%

Equity
Equity - non-controlled/non-affiliated
Aerospace & Defense

Loar Acquisition 13, LLC - Common Units	450 Lexington Avenue, New York, NY 10017 United States	(4)				3.4%	2,890,586	4,336	7,920	0.03%

Micross Topco, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)				0.0%	116	125	146	0.00%

								4,461	8,066	0.03%
Air Freight & Logistics

AGI Group Holdings LP - A2 Units	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156-7858 United States	(4)				55.8%	1,674	1,674	1,221	0.01%

Mode Holdings, L.P. - Class A-2 Common Units	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)				1.8%	1,076,923	1,077	2,272	0.01%

								2,751	3,493	0.02%
Distributors

Box Co-Invest Blocker, LLC	2650 Galvin Dr, Elgin, IL 60124, United States	(4)				55.1%	3,308,320	3,308	2,977	0.01%
Diversified Consumer Services

Cambium Holdings, LLC - Senior Preferred Interests	17855 North Dallas Parkway, Suite 400, Dallas, TX 75287, United States	(4)		11.50%		6.1%	29,194,330	28,735	35,549	0.15%

Deneb Ultimate Topco, LLC - Class A Units	777 108th Ave NE, Bellevue, WA 98004, United States	(4)				81.2%	4,060	4,060	2,553	0.01%

								32,795	38,102	0.16%
Diversified Telecommunication Services

Point Broadband Holdings, LLC - Class A Units	617 E. Lake St. Stanton, MI 48888 United States	(4)				4.1%	12,870	10,915	13,091	0.06%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Point Broadband Holdings, LLC - Class B Units	617 E. Lake St. Stanton, MI 48888 United States	(4)				4.1%	685,760	1,955	3,764	0.02%

Point Broadband Holdings, LLC - Class Additional A Units	617 E. Lake St. Stanton, MI 48888 United States	(4)				4.1%	147,380	420	809	0.00%

Point Broadband Holdings, LLC - Class Additional B Units	617 E. Lake St. Stanton, MI 48888 United States	(4)				4.1%	2,766	2,346	2,813	0.01%

								15,636	20,477	0.09%
Health Care Equipment & Supplies

GCX Corporation Group Holdings, L.P. - Class A-2 Units	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)				90.0%	4,853	4,853	2,912	0.01%
Health Care Providers & Services

AVE Holdings I Corp.	520 Madison Avenue, New York, NY 10022 United States	(4)				8.1%	12,237,213	11,870	12,971	0.05%

CD&R Artemis Holdco 2 Limited - Preferred Shares	26 Southampton Buildings 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)				40.0%	33,000,000	43,662	48,605	0.20%

CD&R Ulysses Equity Holdings, L.P. - Common Shares	375 Park Avenue 18th Floor New York,NY,10152 United States	(4)(6)				40.0%	6,000,000	6,090	5,040	0.02%

Jayhawk Holdings, LP - A-1 Common Units	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)				0.4%	12,472	2,220	2,046	0.01%

Jayhawk Holdings, LP - A-2 Common Units	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)				0.4%	6,716	1,195	1,101	0.00%

Maia Aggregator, L.P. - Class A Units	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)				98.5%	19,700,000	19,700	20,094	0.08%

NC Eve, L.P. - LP Interest	26 Esplanade, St Helier, Jersey JE4 8PS, Jersey	(4)(6)				50.0%	2,500,000	3,398	2,412	0.01%

								88,135	92,269	0.37%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Health Care Technology

Caerus Midco 2 S.À. R.L - Additional Vehicle Units	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)				3.3%	988,290	988	109	0.00%

Caerus Midco 2 S.À. R.L - Vehicle Units	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)				16.5%	4,941,452	4,941	4,596	0.02%

								5,929	4,705	0.02%
Insurance

Shelf Holdco Ltd Common Equity	Level 42, 22 Bishopsgate London, EC2N 4BQ United Kingdom	(4)(6)				1.0%	1,300,000	1,300	1,495	0.01%
IT Services

NC Ocala Co-Invest Beta, L.P. - LP Interest	4321 Collington Rd, Bowie, MD 20716, United States	(4)				31.7%	25,687,196	25,687	27,485	0.12%
Professional Services

Guidehouse Holding Corp. - Preferred Equity	2941 Fairview Park Dr Ste 501 Falls Church, VA, 22042-4543 United States	(4)		11.50%		72.0%	54,010	52,935	61,571	0.26%

OHCP V TC COI, LP. - LP Interest	330 7th Ave, New York, NY 10001 United States	(4)				65.0%	6,500,000	6,500	9,425	0.04%

Tricor Horizon, LP	11 Middle Neck Road, Great Neck, New York NY 11021 United States	(4)(6)				70.0%	14,151,361	14,151	14,151	0.06%

Victors CCC Topco, LP	251 Little Falls Drive. Wilmington, DE 19808 United States	(4)				96.0%	9,600,000	9,600	13,440	0.06%

								83,186	98,587	0.42%
Software

Connatix Parent, LLC - Class L Common Units	666 Broadway, 10th Floor, New York, NY 10012, United States	(4)				69.4%	126,136	1,388	592	0.00%

Expedition Holdco, LLC	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States	(4)				81.0%	810,810	810	402	0.00%

Knockout Intermediated Holdings I, Inc.	100 West Whitehall Avenue Northlake, IL 60164 United States	(4)				49.0%	49,020	47,795	54,290	0.23%

Lobos Parent, Inc. - Series A Preferred Shares	206 S Earl St # 394, Schaller, Iowa, United States	(4)		10.50%		85.6%	45,090	43,963	49,261	0.21%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets

Mandolin Technology Holdings, Inc. - Series A Preferred Shares	Nova Tower 1 1 Allegheny Square, Suite 800 Pittsburgh,PA, 15212 United States	(4)				90.0%	31,950,000	30,992	27,797	0.12%

Mimecast Limited	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)				75.0%	73,213,759	73,214	71,705	0.30%

Zoro Common Equity	989 Market St, San Francisco, CA 94103 United States	(4)				35.3%	1,195,880	11,959	11,959	0.05%

Zoro Series A Preferred Shares	989 Market St, San Francisco, CA 94103 United States	(4)		12.50%		17.8%	44,535	42,976	45,982	0.19%

								253,097	261,988	1.10%
Transportation Infrastructure

Atlas Intermediate Holding LLC - Preferred Interest	9465 Wilshire Blvd, Suit 300 Beverly Hills, California 90212 United States	(4)				84.0%	34,238,400	33,725	32,184	0.14%

Enstructure LLC	645 Madison Ave, New York NY, 10022 United States	(4)				18.7%	4,642,254	3,440	4,593	0.02%

Frontline Road Safety Investments, LLC - Class A Common Units	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)				64.1%	58,590	6,178	4,353	0.02%

Ncp Helix Holdings, LLC. - Preferred Shares	888 Boylston Street, Suite 1100, Boston, Massachusetts 02199 United States	(4)				73.9%	1,485,282	1,116	1,417	0.01%

								44,459	42,547	0.19%

Total Equity - non-controlled/non-affiliated								565,597	605,103	2.55%

Total Investments - non-controlled/non-affiliated								46,107,745	45,356,457	190.68%

Equity - non-controlled/affiliated
Distributors

GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP) - Class A Common Units	2018 Powers Ferry Road, Suite 400 Atlanta, Georgia 30339 United States	(4)(6)(16)				2.1%		558	2,779	0.01%

Total Equity - non-controlled/affiliated								558	2,779	0.01%

Total Investments - non-controlled/affiliated								558	2,779	0.01%

Equity - controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals

Pigments LP Int	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(16)				39.4%		—	—	0.00%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 6/30/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Diversified Financial Services

Specialty Lending Company LLC - LLC Interest	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(5)(6)(16)				90.0%		171,900	172,665	0.73%
Specialty Retail

GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units	2910 District Avenue Fairfax VA 22031 United States	(4)(6)(16)				31.6%		1,421	1,980	0.01%

Total Equity - controlled/affiliated (excluding Investments in Joint Ventures)								173,321	174,645	0.74%

Total Investments - controlled/affiliated (excluding Investments in Joint Ventures)								197,734	195,424	0.83%

Investments in Joint Ventures

BCRED Emerald JV	345 Park Avenue New York, NY 10154 United States	(6)(16)				75.0%		2,002,500	2,010,728	8.45%

BCRED Verdelite JV	345 Park Avenue New York, NY 10154 United States	(6)(16)				87.5%		117,706	119,480	0.50%

Total Investments in Joint Ventures Total								2,120,206	2,130,208	8.95%

Total Investment Portfolio								$48,426,243	$47,684,868	200.47%

Cash and Cash Equivalents

State Street Institutional U.S. Government Money Market Fund								26,978	26,978	0.11%

Other Cash and Cash Equivalents								1,362,054	1,362,054	5.72%

Total Portfolio Investments, Cash and Cash Equivalents								$49,815,275	$49,073,900	206.30%

(1)

Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Condensed Consolidated Schedule of Investments) are denominated in dollars. As of June 30, 2023, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss Average Rate Overnight (“SARON” or “SA”) or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of June 30, 2023. Variable rate loans typically include an interest reference rate floor feature.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2023, non-qualifying assets represented 22.2% of total assets as calculated in accordance with regulatory requirements.

(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt
123Dentist, Inc.	Delayed Draw Term Loan	8/10/2029	$32,114	$(3,064)
ACI Group Holdings, Inc.	Delayed Draw Term Loan	8/2/2023	39,051	—
ACI Group Holdings, Inc.	Revolver	8/2/2027	21,482	(322)
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	3,902	(78)
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	4/14/2024	8,400	(63)
Advancing Eyecare Center, Inc.	Delayed Draw Term Loan	6/13/2029	4,620	(116)
AI Altius Bidco, Inc.	Delayed Draw Term Loan	12/21/2028	13,557	—
Amerilife Holdings LLC	Revolver	8/31/2028	40,596	—
Amerilife Holdings LLC	Delayed Draw Term Loan	8/31/2029	25,775	—
Amerivet Partners Management, Inc.	Revolver	2/25/2028	11,511	(460)
Amerivet Partners Management, Inc.	Delayed Draw Term Loan	2/25/2024	41,445	—
Anaplan, Inc.	Revolver	6/21/2028	47,983	(480)
Apex Companies, LLC	Delayed Draw Term Loan	1/31/2028	369	(5)
Armada Parent, Inc.	Delayed Draw Term Loan	10/29/2023	11,250	—
Armada Parent, Inc.	Revolver	10/29/2027	27,000	(540)
Armstrong Bidco Limited	Delayed Draw Term Loan	6/28/2029	25,033	—
Ascend Buyer, LLC	Revolver	9/30/2027	7,760	(78)
athenahealth, Inc.	Delayed Draw Term Loan	2/15/2029	4,449	(156)
Atlas CC Acquisition Corp.	Delayed Draw Term Loan	5/26/2026	14,403	(2,404)
Atlas CC Acquisition Corp.	Revolver	5/26/2026	17,283	(1,856)
Auris Luxembourg III Sarl	Revolver	2/27/2026	17,850	(330)
Avalara Inc	Revolver	10/19/2028	2,308	(23)
AxiomSL Group, Inc.	Delayed Draw Term Loan	12/3/2027	5,478	(55)
AxiomSL Group, Inc.	Revolver	12/3/2025	5,983	—
Bazaarvoice, Inc.	Revolver	5/7/2026	42,994	—
Beeline, LLC	Revolver	5/2/2028	4,619	—
Beeline, LLC	Delayed Draw Term Loan	5/2/2029	6,659	(33)
Benefytt Technologies, Inc.	Delayed Draw Term Loan	8/12/2023	3,573	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	4,615	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	12,159	(122)
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	59,019	(590)
Caerus US 1, Inc.	Revolver	5/25/2029	20,181	—
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	12,551	(126)
Cambium Learning Group, Inc.	Revolver	7/20/2028	101,715	—
Canadian Hospital Specialties Ltd.	Revolver	4/14/2027	782	—

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Caramel Bidco Limited	Delayed Draw Term Loan	2/24/2024	3,032	(199)
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	67,275	—
CEP V Investment 11 Sarl	Delayed Draw Term Loan	2/11/2028	56,171	—
CFC Underwriting, Ltd.	Delayed Draw Term Loan	11/30/2028	16,304	(204)
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)
Chronicle Bidco, Inc.	Revolver	11/14/2025	3,162	—
Circana Group, L.P.	Revolver	12/1/2027	96,517	—
Claims Automation Intermediate 2, LLC	Delayed Draw Term Loan	12/16/2027	68,521	(685)
Clearview Buyer, Inc.	Revolver	2/26/2027	8,085	(162)
Clearview Buyer, Inc.	Delayed Draw Term Loan	8/26/2024	33,015	—
Cobham Holdings, Inc.	Revolver	1/9/2028	376	(8)
Community Brands ParentCo, LLC	Delayed Draw Term Loan	2/24/2024	10,809	(108)
Community Brands ParentCo, LLC	Revolver	2/24/2028	6,330	(127)
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	49,522	—
Connatix Buyer, Inc.	Revolver	7/14/2027	16,294	(733)
Connatix Buyer, Inc.	Delayed Draw Term Loan	7/14/2023	32,700	(327)
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	11,176	(120)
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	8,788	(94)
COP Home Services TopCo IV, Inc.	Delayed Draw Term Loan	12/30/2027	48,936	(245)
Coupa Software Inc.	Delayed Draw Term Loan	8/27/2024	164	(2)
Coupa Software Inc.	Revolver	2/27/2030	126	(2)
CPI Buyer, LLC	Revolver	11/1/2026	28,928	(579)
CPI Intermediate Holdings Inc	Delayed Draw Term Loan	10/8/2029	111,547	(1,115)
Cumming Group, Inc.	Revolver	5/26/2027	23,577	(589)
Cumming Group, Inc.	Delayed Draw Term Loan	5/26/2027	343	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	4,806	—
Discovery Education, Inc.	Delayed Draw Term Loan	4/9/2029	120,227	—
Discovery Education, Inc.	Revolver	4/9/2029	52,540	(2,233)
Doc Generici (Diocle S.p.A.)	Delayed Draw Term Loan	10/26/2024	5,288	—
DTI Holdco, Inc.	Revolver	4/26/2027	6,320	—
Eliassen Group, LLC	Delayed Draw Term Loan	4/14/2028	12,360	—
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2023	49,368	(511)
Engineered Stone Group Holdings III Ltd.	Delayed Draw Term Loan	4/23/2028	23,817	—
Enstructure LLC	Delayed Draw Term Loan	5/25/2029	18,743	—
ENV Bidco AB	Delayed Draw Term Loan	7/19/2029	28,642	(4,404)
Episerver, Inc.	Revolver	4/9/2026	3,833	(211)
Episerver, Inc.	Delayed Draw Term Loan	4/9/2026	10,185	(560)
Excelitas Technologies Corp.	Revolver	8/14/2028	6,996	—
Excelitas Technologies Corp.	Delayed Draw Term Loan	8/13/2029	19,214	(192)
Experity, Inc.	Revolver	2/24/2028	10,377	—
Forterro UK Ltd.	Delayed Draw Term Loan	7/7/2029	17,829	—
Foundation Risk Partners Corp.	Revolver	10/29/2027	9,529	(143)
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2028	11,352	—
Galway Borrower, LLC	Revolver	9/30/2027	19,017	(380)
Galway Borrower, LLC	Delayed Draw Term Loan	9/30/2023	2,364	(83)
GCX Corporation Buyer, LLC	Delayed Draw Term Loan	9/13/2023	18,000	—
GI Consilio Parent, LLC	Revolver	2/10/2026	6,300	(358)
GI Ranger Intermediate, LLC	Revolver	10/29/2027	6,480	—
GI Ranger Intermediate, LLC	Delayed Draw Term Loan	10/30/2028	27,360	—
Gigamon Inc.	Revolver	3/11/2028	25,774	(64)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Go Car Wash Management Corp.	Delayed Draw Term Loan	12/31/2026	84,833	(954)
Go Car Wash Management Corp.	Delayed Draw Term Loan	5/6/2024	15,826	—
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	62,600	(1,252)
GovernmentJobs.com, Inc.	Revolver	12/2/2023	12,352	—
GraphPAD Software, LLC	Delayed Draw Term Loan	4/27/2027	8,571	(171)
GraphPAD Software, LLC	Revolver	4/27/2027	2,832	(42)
Groundworks, LLC	Delayed Draw Term Loan	9/13/2025	130	(2)
Groundworks, LLC	Revolver	3/14/2029	42	(1)
Helix TS, LLC	Delayed Draw Term Loan	6/14/2024	614	—
HIG Orca Acquisition Holdings, Inc.	Revolver	8/17/2027	6,663	—
HIG Orca Acquisition Holdings, Inc.	Delayed Draw Term Loan	8/17/2023	9,724	—
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	(84)
High Street Buyer, Inc.	Delayed Draw Term Loan	4/16/2028	40,581	—
Houghton Mifflin, LLC	Revolver	4/7/2027	18,750	(3,415)
IG Investments Holdings, LLC	Revolver	9/22/2027	44,828	(224)
Inovalon Holdings, Inc.	Delayed Draw Term Loan	6/24/2024	99,544	(1,244)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	1,040	—
Integrity Marketing Acquisition, LLC	Revolver	7/9/2023	303	(6)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	7/9/2023	1,517	(15)
ISQ Hawkeye Holdco, Inc.	Revolver	8/17/2028	806	(8)
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	8/17/2029	453	—
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	62,909	—
Jayhawk Buyer, LLC	Delayed Draw Term Loan	10/15/2026	33	—
Jupiter Bidco Limited	Delayed Draw Term Loan	8/5/2029	41,392	(127)
Kaseya, Inc.	Delayed Draw Term Loan	6/25/2029	41,761	—
Kaseya, Inc.	Revolver	6/25/2029	36,559	—
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	6,824	—
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	9,964	—
Kwor Acquisition, Inc.	Delayed Draw Term Loan	12/22/2027	3,988	—
Kwor Acquisition, Inc.	Revolver	12/22/2027	5,488	—
Legacy Intermediate, LLC	Delayed Draw Term Loan	8/25/2023	5,923	—
Loar Group, Inc.	Delayed Draw Term Loan	9/29/2023	80,000	—
Magnesium BorrowerCo, Inc.	Delayed Draw Term Loan	5/18/2029	99,913	(2,478)
Mandolin Technology Intermediate Holdings, Inc.	Revolver	7/30/2026	10,800	(1,323)
Mantech International CP	Delayed Draw Term Loan	9/14/2029	186,262	(1,863)
Mantech International CP	Revolver	9/14/2028	111,118	(1,111)
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	5,722	(229)
Material Holdings, LLC	Revolver	8/17/2027	15,897	(954)
Material Holdings, LLC	Delayed Draw Term Loan	8/19/2023	14,625	—
Metis Buyer, Inc.	Revolver	5/4/2026	9,000	(138)
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	691	—
Mitratech Holdings, Inc.	Delayed Draw Term Loan	11/26/2024	70,000	(1,400)
Monk Holding Co.	Delayed Draw Term Loan	8/12/2023	38,468	—
Monterey Financing, S.A.R.L	Delayed Draw Term Loan	9/19/2029	55,578	—
MRI Software, LLC	Revolver	2/10/2026	673	(19)
MRI Software, LLC	Delayed Draw Term Loan	2/10/2026	3,159	(87)
Natus Medical Incorporated	Revolver	7/21/2027	2,788	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	76,346	—
NDC Acquisition Corp.	Revolver	3/9/2027	2,911	—
NMC Crimson Holdings, Inc.	Delayed Draw Term Loan	1/1/2024	12,560	—

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
NortonLifeLock, Inc.	Revolver	9/12/2029	3,375	(28)
Onex AP Merger Sub, LLC	Revolver	4/4/2028	3,261	(16)
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	12/1/2023	57,531	—
Oranje Holdco Inc	Revolver	2/1/2029	8,250	(124)
Pearce Services, LLC	Delayed Draw Term Loan	6/2/2027	1,500	—
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	9	—
Petrus Buyer Inc	Delayed Draw Term Loan	10/17/2029	11,304	(170)
Petrus Buyer Inc	Revolver	10/17/2029	5,163	(103)
PGIS Intermediate Holdings, LLC	Revolver	10/16/2028	6,274	(125)
Plasma Buyer, LLC	Revolver	5/12/2028	14,467	(1,230)
Plasma Buyer, LLC	Delayed Draw Term Loan	5/12/2029	23,780	(238)
Point Broadband Acquisition, LLC	Delayed Draw Term Loan	10/1/2023	8,760	—
Polyphase Elevator Holding Co.	Revolver	6/23/2027	374	—
Polyphase Elevator Holding Co.	Delayed Draw Term Loan	12/21/2027	54,535	—
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/1/2027	21,722	(638)
PPV Intermediate Holdings, LLC	Revolver	8/31/2029	9,910	(99)
Profile Products, LLC	Revolver	11/12/2027	761	—
Profile Products, LLC	Revolver	12/20/2024	6,700	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	16,623	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2023	2,915	—
Project Leopard Holdings, Inc.	Revolver	7/20/2027	16,590	(859)
Quality Distribution LLC	Revolver	4/3/2028	94	(3)
Quality Distribution LLC	Delayed Draw Term Loan	10/3/2024	79	(1)
Quality Distribution LLC	Revolver	7/1/2026	9,000	(405)
Rally Buyer, Inc.	Revolver	7/19/2028	17,745	(355)
Rally Buyer, Inc.	Delayed Draw Term Loan	7/19/2028	29,147	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	38	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	672	—
Relativity ODA, LLC	Revolver	5/12/2027	4,937	(74)
Relay Purchaser, LLC	Revolver	8/30/2026	28,571	(286)
Riser Merger Sub, Inc.	Revolver	8/1/2028	17,857	—
Riser Merger Sub, Inc.	Delayed Draw Term Loan	5/1/2024	20,331	—
RoadOne Inc	Revolver	12/30/2028	275	—
RoadOne Inc	Delayed Draw Term Loan	12/30/2028	177	—
RSC Acquisition, Inc.	Delayed Draw Term Loan	10/30/2026	7,283	—
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	58,064	(581)
S&P Global Engineering Solutions	Revolver	5/2/2029	249	(7)
Safety Borrower Holdings LP	Revolver	9/1/2027	1,678	—
Sailpoint Technologies, Inc.	Revolver	8/15/2028	34,083	(426)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2023	2,320	—
Sam Holding Co, Inc.	Revolver	3/24/2027	22,560	—
SEKO Global Logistics Network, LLC	Revolver	12/30/2026	9,874	—
SEKO Global Logistics Network, LLC	Delayed Draw Term Loan	12/30/2026	6,048	—
Sherlock Buyer Corp.	Delayed Draw Term Loan	12/8/2028	11,177	(112)
Sherlock Buyer Corp.	Revolver	12/8/2027	4,445	(89)
Smile Doctors, LLC	Revolver	12/23/2027	49,877	—
Smile Doctors, LLC	Delayed Draw Term Loan	6/9/2025	36,969	(370)
Smile Doctors, LLC	Delayed Draw Term Loan	6/9/2025	124,106	(1,862)
Snoopy Bidco, Inc.	Delayed Draw Term Loan	5/6/2024	51,214	(2,305)
SpecialtyCare, Inc.	Revolver	6/18/2026	5,579	—

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
SpecialtyCare, Inc.	Delayed Draw Term Loan	6/19/2028	6,544	—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	18,125	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	18,001	—
Sunshine Cadence Holdco, LLC	Delayed Draw Term Loan	3/23/2027	300	—
Tennessee Bidco Limited	Delayed Draw Term Loan	6/22/2024	293,162	(8,714)
The Fertility Partners, Inc.	Revolver	9/16/2027	806	—
The Fertility Partners, Inc.	Delayed Draw Term Loan	3/16/2024	16,410	—
Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	8/31/2028	6,692	(117)
Thermostat Purchaser III, Inc.	Revolver	8/31/2026	8,125	(396)
Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	8/31/2023	5,600	(42)
Trader Corp.	Revolver	12/22/2028	6,858	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/29/2027	18,371	—
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2027	12,780	(128)
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/30/2026	21,904	(219)
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	12/21/2023	115,743	(1,157)
Triple Lift, Inc.	Revolver	5/6/2028	8,815	—
UMP Holdings, LLC	Delayed Draw Term Loan	7/15/2028	4,470	—
Unified Physician Management, LLC	Delayed Draw Term Loan	6/18/2029	3,623	—
Unified Physician Management, LLC	Revolver	6/18/2029	101,845	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	12,932	(614)
Victors CCC Buyer, LLC	Delayed Draw Term Loan	6/1/2029	31,095	—
Victors CCC Buyer, LLC	Revolver	6/1/2029	24,824	—
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	6	—
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	188,572	—
West Monroe Partners, LLC	Revolver	11/9/2027	51,857	—
West Star Aviation Acquisition, LLC	Delayed Draw Term Loan	3/1/2028	909	(18)
WHCG Purchaser III, Inc.	Revolver	6/22/2026	31	—
Zendesk Inc	Revolver	11/3/2028	97,650	(1,953)
Zendesk Inc	Delayed Draw Term Loan	11/22/2028	208,035	(3,121)

Total First and Second Lien Debt			$5,476,723	(69,870)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of June 30, 2023 was 0.50%.
(10)	The interest rate floor on these investments as of June 30, 2023 was 0.75%.
(11)	The interest rate floor on these investments as of June 30, 2023 was 1.00%.
(12)	The interest rate floor on these investments as of June 30, 2023 was 1.25%.
(13)	The interest rate floor on these investments as of June 30, 2023 was 1.50%.
(14)	The interest rate floor on these investments as of June 30, 2023 was 2.00%
(15)	For unsettled positions the interest rate does not include the base rate.

(16)

Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of June 30, 2023, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair Value as of December 31, 2022	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Net Realized Gain (Loss)	Fair value as of June 30, 2023	Income
Non-Controlled/Affiliated Investments
GSO DL Co-Invest EIS LP	$2,813	$—	$(374)	$127	$213	$2,779	$7

Controlled/Affiliated Investments
Pigments Services, Inc.	—	15,344	—	(3,634)	—	$11,710	—
Pigments Services, Inc.	—	$9,069	—	—	—	$9,069	262
Specialty Lending Company LLC	172,330	—	—	335	—	$172,665	—
BCRED Emerald JV LP	2,072,717	—	(112,500)	50,511	—	$2,010,728	128,430
BCRED Verdelite JV LP	115,677	—	—	3,803	—	$119,480	14,351
GSO DL Co-Invest CI LP	1,881	—	—	99	—	$1,980	—

Total	$2,365,418	$24,413	$(112,874)	$51,241	$213	$2,328,411	$143,050

(17)	Loan was on non-accrual status as of June 30, 2023.
(18)

These loans are “last-out” portions of loans. The “last-out” portion of the Company’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.

ADDITIONAL INFORMATION

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	USD	14,994	CAD	20,000	9/13/2023	$(131)
Goldman Sachs Bank USA	USD	79,455	DKK	546,731	9/14/2023	$(1,070)
Deutsche Bank AG	USD	37,659	EUR	35,000	9/14/2023	$(691)
Deutsche Bank AG	USD	37,434	GBP	30,000	9/14/2023	$(697)
Goldman Sachs Bank USA	USD	54,286	NOK	584,117	9/14/2023	$(396)
Goldman Sachs Bank USA	USD	23,352	NZD	38,100	9/14/2023	$(2)
Goldman Sachs Bank USA	USD	21,982	SEK	237,106	9/14/2023	$(81)
Goldman Sachs Bank USA	USD	10,174	SEK	109,749	9/13/2023	$(37)

Total Foreign Currency Forward Contracts						$(3,105)

Interest Rate Swaps as of June 30, 2023
Counterparty	Hedged Instrument	Company Receives	Company Pays	Maturity Date		Notional Amount	Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Gains / (Losses)
Goldman Sachs Bank USA	June 2024 Notes	2.56%	SOFR + 0.93%	6/21/2024		$435,000	$(15,240)	$—	$3,685
Goldman Sachs Bank USA	September 2024 Notes	1.75%	SOFR + 0.08%	9/15/2024		365,000	$(15,266)	—	$2,233
Goldman Sachs Bank USA	November 2024 Notes	2.35%	SOFR + 0.66%	11/22/2024		500,000	$(23,137)	—	$2,225
Goldman Sachs Bank USA	January 2025 Notes	2.70%	SOFR + 0.99%	1/15/2025		500,000	$(25,042)	—	$1,547
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026		625,000	$(38,208)	—	$(3,551)
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026		625,000	$(37,942)	—	$(3,590)
Goldman Sachs Bank USA	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025		400,000	$(18,114)	—	$(136)
Deutsche Bank	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025		500,000	$(22,659)	—	$(165)
Goldman Sachs Bank USA	April 2026 UK Bonds	4.87%	SONIA + 2.78%	4/14/2026	GBP	£250,000	$(28,871)	—	$(8,931)
Goldman Sachs Bank USA	May 2027 Notes	5.61%	SOFR + 2.79%	5/3/2027		625,000	$(30,690)	—	$(4,555)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.93%	9/27/2025		600,000	$(8,638)	—	$(6,472)
Goldman Sachs Bank USA	October 2027 Notes	7.49%	SOFR + 3.7165%	10/11/2027		350,000	$(5,406)	—	$(3,988)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.97%	9/29/2025		200,000	$(3,063)	—	$(2,267)

Total Interest Rate Swaps							$(272,276)	$—	$(23,965)

MANAGEMENT

Board of Trustees and Executive Officers

Our business and affairs are managed under the direction of the Board. The responsibilities of the Board include, among other things, the oversight of our investment activities, the quarterly and non-quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Each Trustee shall serve until the earlier of his or her death, removal or resignation or until his or her successor is duly elected and qualified. Our Board consists of seven members, five of whom are not “interested persons” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by the Board. These individuals are referred to as independent Trustees. Our Board elects the Company’s executive officers, who serve at the discretion of the Board. Effective October 18, 2021, the Board appointed Vikrant Sawhney as a trustee of the Company. Effective May 2, 2023, the Board appointed Michelle Greene as a trustee of the Company. Effective May 3, 2022, Daniel H. Smith, Jr. resigned as a trustee of the Company. Effective August 3, 2022, the Board appointed William Renahan as Chief Compliance Officer. Effective January 10, 2023, the Board appointed Jonathan Bock as Co-Chief Executive Officer of the Company. Effective May 10, 2023, the Board appointed Matthew Alcide as Chief Accounting Officer of the Company. Effective May 10, 2023, the Board appointed Teddy Desloge as Chief Financial Officer of the Company. Effective May 10, 2023, the Board appointed Kris Corbett as Controller and Treasurer of the Company. Effective May 10, 2023, the Board appointed Stacy Wang as Head of Stakeholder Relations of the Company. Effective as of the close of business on August 2, 2023, the Board appointed Oran Ebel as the Chief Legal Officer and Secretary of the Company.

Trustees

Information regarding the Board of Trustees is as follows:

Name	Year of Birth	Position	Trustee Since
Interested Trustees:
Brad Marshall	1972	Trustee, Chairperson, and Co-Chief Executive Officer	2020
Vikrant Sawhney	1970	Trustee	2021
Independent Trustees:
Robert Bass	1949	Trustee	2020
Tracy Collins	1963	Trustee	2020
Vicki L. Fuller	1957	Trustee	2020
James F. Clark	1961	Trustee	2020
Michelle Greene	1969	Trustee	2022

The address for each Trustee is c/o Blackstone Private Credit Fund, 345 Park Avenue, 31st Floor, New York, NY 10154. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of trustees serving staggered terms of three years each.

Executive Officers Who are Not Trustees

Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position
Jonathan Bock	1982	Co-Chief Executive Officer
Teddy Desloge	1988	Chief Financial Officer
Matthew Alcide	1987	Chief Accounting Officer
Katherine Rubenstein	1978	Chief Operating Officer
Carlos Whitaker	1976	President
Oran Ebel	1979	Chief Legal Officer and Secretary
William Renahan	1969	Chief Compliance Officer
Stacy Wang	1989	Head of Stakeholder Relations
Kris Corbett	1978	Controller and Treasurer

The address for each executive officer is c/o Blackstone Private Credit Fund, 345 Park Avenue, 31st Floor, New York, NY 10154.

Biographical Information

The following is information concerning the business experience of our Board of Trustees and executive officers. Our Trustees have been divided into two groups—interested Trustees and independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

Interested Trustees

Brad Marshall (Portfolio Manager), Trustee, Co-Chief Executive Officer of the Company, Global Head of Private Credit Strategies and Senior Managing Director of Blackstone. Mr. Marshall is Co-CEO of both BCRED and BXSL. Mr. Marshall also sits on the various investment committees of Blackstone Credit. Before joining Blackstone Credit in 2005, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of CIBC, and prior to that, he co-founded a microchip verification software company where he served as Chief Financial Officer. Mr. Marshall received an M.B.A. from McGill University in Montreal and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada. Mr. Marshall also serves on the board of trustees of BXSL.

Vikrant Sawhney, Senior Managing Director, Chief Administrative Officer of Blackstone. Mr. Sawhney currently serves as Chief Administrative Officer and Global Head of Institutional Client Solutions of Blackstone Inc., an affiliate of the Adviser Since joining Blackstone in 2007, Mr. Sawhney started Blackstone Capital Markets and also served as the Chief Operating Officer of the Private Equity group. Before joining Blackstone, Mr. Sawhney worked as a Managing Director in the Financial Sponsors Group at Deutsche Bank, and prior to that was an Associate at the law firm Simpson Thacher & Bartlett LLP. Mr. Sawhney represented Blackstone as a Rockefeller Fellow during 2010-2011, and currently sits on the board of the Blackstone Charitable Foundation. He is also the Board Chair of Dream, an east Harlem-based educational and social services organization. He graduated from Dartmouth College and received a J.D. from Harvard Law School. Mr. Sawhney also serves on the board of trustees of BXSL.

Independent Trustees

Robert Bass. Mr. Bass has served on the board of Groupon, Inc. since June 2012. He served as a Vice Chairman of Deloitte & Touche LLP from 2006 through June 2012, and was a Partner in Deloitte from 1982 through June 2012, where he specialized in e-commerce, mergers and acquisitions, SEC filings and related issues. At Deloitte, Mr. Bass was responsible for all services provided to Forstmann Little and its portfolio companies and was the advisory partner for Blackstone, DIRECTV, 24 Hour Fitness, McKesson, IMG and CSC. In addition, he has been an advisory partner for RR Donnelley, Automatic Data Processing, Community Health Systems, and Avis Budget. Mr. Bass has served on the board of directors of Sims Metal Management (ASX: SGM.AX) and as a member of the risk and audit committee from September 2013 to December 31, 2018, including as Chairman of the risk and audit committee from November 2014, the board of directors and as a member of the audit committee of Apex Tool Group, LLC since December 2014, including as Chairman of the audit committee since April 2015, the board of directors and as Chairman of the audit committee of New Page Corporation from January 2013 (emergence from chapter XI) to January 2015 (sale of the company), and the board of directors and as Chairman of the audit committee of Redfin Corporation (NASDAQ: RDFN) since October 2016. Mr. Bass served on the board of directors of Bowlero Corporation and as the chairman of the audit committee starting in December 2021. Mr. Bass is a certified public accountant licensed in New York and Connecticut. He is a member of the American Institute of Certified Public Accountants and the Connecticut State Society of Certified Public Accountants. Mr. Bass also serves on the board of trustees of BXSL.

Tracy Collins. Ms. Collins is an independent finance professional and most recently served as CEO to SmartFinance LLC (2013-2017), a Fintech startup purchased by MidFirst Bank in December of 2017. During her career in financial services, Ms. Collins worked as a Senior Managing Director (Partner) and Head of Asset-Backed Securities Research at Bear Stearns & Co., Inc. for six years and prior to that as a Managing Director (Partner) and Head of Asset-Backed Securities and Structured Products at Credit Suisse (formerly known as Credit Suisse First Boston) for nine years. During her tenure as a structured product specialist, Ms. Collins was consistently recognized as a “First Team All American Research Analyst.” Ms. Collins served as an independent director for KKR Financial from August 2006 to May 2014. She graduated from the University of Texas at Austin in the Plan II Honors Program. Ms. Collins’ spouse is the founder, managing partner and co-CIO of Good Hill Partners LP (“Good Hill”). Good Hill is a registered investment adviser that manages various types of collective investment vehicles and investment accounts. Affiliates of the Adviser (but not the Adviser) have invested on behalf of their clients in Good Hill-managed vehicles or accounts since 2010, and the amount of such investment is material to Good Hill. Ms. Collins also serves on the board of trustees of BXSL.

Vicki Fuller. Ms. Fuller is founder and CEO of VLF Development LLC, where she oversees the execution of complex institutional advisory assignments. She previously has served as a Director of The Williams Companies, Inc. since 2018. Ms. Fuller joined the board of The Williams Companies, Inc. to 2021, which she joined after retirement from the New York State Common Retirement Fund (“NYSCRF”), where she served as Chief Investment Officer beginning in August from 2012 to 2018. NYSCRF is the third largest public pension fund in the nation and holds and invests the assets of the New York State and Local Retirement System on behalf of more than one million state and local government employees and retirees and their beneficiaries. Prior to joining NYSCRF, Ms. Fuller spent 27 years in leadership positions at AllianceBernstein Holding L.P., a global investment manager with more than $500 billion in assets under management. Ms. Fuller joined the company in 1993 from the Equitable Capital Management Corporation, which was acquired by Alliance Capital Management LP (in 2000, the company became AllianceBernstein LP after the company acquired Sanford C. Bernstein). In 2021, Ms. Fuller was appointed to the board of directors of Gusto, a company that provides cloud-based payroll, benefits and human resource management software for businesses. In 2019, Ms. Fuller was appointed to the board of directors of Treliant, LLC, an international multi-industry consulting firm specializing in regulatory requirements. In 2018, Ms. Fuller was appointed to the board of trustees for Fidelity Equity and High Income Funds. Ms. Fuller, who was inducted into the National Association of Securities Professionals Wall Street Hall of Fame, was named to Chief Investment Officer Magazine’s “Power 100” and received the Urban Technology Center’s Corporate Leadership Award. In 2023, Ms. Fuller was appointed to the board of trustees of the Robert Wood Johnson Foundation. She has also been named one of the most powerful African Americans on Wall Street by Black Enterprise. Ms. Fuller also serves on the board of trustees of BXSL.

James F. Clark. Mr. Clark has served as a Partner with Sound Shore Management, Inc. (“Sound Shore”), which he joined in 2004. At Sound Shore, Mr. Clark is a generalist on the investment team, responsible for the firm’s investments in energy, industrials, materials, and utilities. His tenure also includes heading Sound Shore’s Environmental, Social, and Governance (ESG) Committee and having served on its Investment Committee and operating committee. Previously, Mr. Clark worked at Credit Suisse First Boston (“CSFB”) from 1984 to 2004, most recently as a Managing Director from 1996 to 2004. At CSFB, Mr. Clark served as Head of US Equity Research, from 2000-2004, and as the firm’s International and Domestic Oil Analyst, from 1989-2000. Mr. Clark was selected to Institutional Investor magazine’s All America Research teams, 1993-1999. Mr. Clark was also named a Wall Street Journal All-Star Analyst, for both International and Domestic Oils from 1993-1999. Mr. Clark was also recognized by the Wall Street Journal as an All-Star Analyst from 1994 to 1999, and named to that newspaper’s All-Star Analyst Hall of Fame in 1998 and 1999. Mr. Clark has an M.B.A. from Harvard University and a B.A. from Williams College, cum laude and with highest honors. Mr. Clark also served as a winter adjunct faculty member at Williams College, 2020-2021. Mr. Clark brings a broad range of knowledge and experience with investing in and analyzing securities investments, and his experience managing investments is a significant resource for the Company. Mr. Clark also serves on the board of trustees of BXSL.

Michelle Greene. Ms. Greene is President Emeritus and a board member and Advisor to the Long-Term Stock Exchange (“LTSE”), a venture-backed, SEC-approved National Market System exchange with listing standards designed to support companies seeking to partner with long-term shareholders, engage a broad group of stakeholders and build their businesses over time. In this role, she provides guidance to executives on governance and policy issues, including related to ESG, the role of the board, long-term investor and stakeholder engagement and IPOs. She also is on the board of directors and a Fellow at the Aspen Institute Business & Society Program, which works with executives, investors, and scholars to align business decisions and investments with the long-term health of society and the planet. Prior to LTSE, Ms. Greene was Senior Vice President and Head of Global Corporate Responsibility at the New York Stock Exchange (NYSE), where she launched and led its global ESG team, advised Fortune 500 companies on sustainability programs and served as Executive Director of the NYSE Foundation. Previously, she served at the U.S. Department of the Treasury under two administrations, working on financial markets policy, including government response to the 2008 financial crisis and policy development on financial inclusion. Ms. Greene was also a Consultant at McKinsey & Company and led the Carr Center for Human Rights Policy at Harvard University, having begun her career as a corporate securities lawyer. Ms. Greene has been a member of recent Aspen Institute working groups on employee voice on corporate boards and executive compensation and previously served on World Economic Forum advisory boards on financial inclusion and gender parity. She was previously Executive Director of the President’s Advisory Council on Financial Literacy and Financial Inclusion, a member of the White House Council on Women and Girls and an adjunct professor at Columbia University’s School of International and Public Affairs. Ms. Greene graduated from Dartmouth College and received a J.D. from Harvard Law School. Ms. Greene also serves on the board of trustees of BXSL.

Executive Officers Who are not Trustees

Jonathan Bock, Co-Chief Executive Officer and Global Head of Market Research of Blackstone Credit and Senior Managing Director of Blackstone. Prior to joining Blackstone, Mr. Bock was the Chief Executive Officer of Barings BDC. In addition to this role, he served as the Co-Chief Executive Officer and President of Barings Private Credit Corporation, and Chief Financial Officer of Barings Capital Investment Corporation, Barings Corporate Investors, and Barings Participation Investors. Prior to joining Barings in July 2018, Mr. Bock was a Managing Director and Senior Equity Analyst at Wells Fargo Securities specializing in BDCs. He was the chief author of a leading BDC quarterly research publication: the BDC Scorecard. He is also published in the Journal of Alternative Investments. Prior to Wells Fargo, Mr. Bock followed the BDC industry at Stifel Nicolaus & Company and A.G. Edwards Inc. Prior to entering sell-side research in 2006, Mr. Bock was an equity portfolio manager/analyst at Busey Wealth Management in Champaign, Illinois. Mr. Bock holds a Bachelor of Science in finance from the University of Illinois College of Business and is a member of the CFA Institute.

Kris Corbett, Controller and Treasurer of the Company, Senior Vice President of Blackstone. Mr. Corbett is a member of the Blackstone Credit BDC Finance Group where he oversees the Blackstone Credit Product Control function as well as accounting for Blackstone’s BDCs. Prior to joining Blackstone in 2016, Mr. Corbett was a Managing Director at Perella Weinberg Partners where he performed roles in finance, accounting, and financial reporting within alternative asset management. Prior to Perella Weinberg Partners, Mr. Corbett held a variety of positions in accounting and financial reporting at King Street Capital Management, Ziff Brothers Investments and began his career in public accounting at PricewaterhouseCoopers. Mr. Corbett graduated from the University of Massachusetts with a BBA in Accounting. Mr. Corbett is a Certified Public Accountant licensed in the State of New York, and a CFA Charterholder. Mr. Corbett also serves as the Controller and Treasurer of BXSL.

Teddy Desloge, Chief Financial Officer and Managing Director of Blackstone. Mr. Desloge is involved with investment management for Blackstone Credit’s various direct lending vehicles. Since joining Blackstone Credit in 2015, Mr. Desloge has focused on origination, research, and execution of private and opportunistic credit investments across industries, and supporting Blackstone Credit’s Private Credit Strategies. Before joining Blackstone Credit in 2015, Mr. Desloge was an Associate at Gefinor Capital where he focused on origination, research and execution of private credit and equity investments. He started his career in the Leveraged Finance Group at Jefferies. Mr. Desloge graduated from Hobart & William Smith Colleges with a BA and a major in Economics. Mr. Desloge also serves as the Chief Financial Officer of BXSL.

Oran Ebel, Chief Legal Officer, Secretary, Managing Director of Blackstone. Mr. Ebel is Deputy General Counsel of Blackstone Credit and a Managing Director in Blackstone’s Legal & Compliance Group. Mr. Ebel oversees legal matters relating to Blackstone Credit’s BDCs, is responsible for legal matters relating to Blackstone Credit’s Private Credit investments and plays a key role overseeing other legal functions relating to Blackstone’s Credit business. Prior to joining Blackstone in 2013, Mr. Ebel was an associate in the Finance Group of Debevoise & Plimpton LLP in New York. Mr. Ebel received an A.B., cum laude, from Princeton University and a J.D., cum laude, from New York University School of Law. Mr. Ebel also serves as the Chief Legal Officer and Secretary of BXSL.

Carlos Whitaker, President and Senior Managing Director of Blackstone. Before joining Blackstone Credit, Mr. Whitaker he was a Managing Director and Head of New York and Co-Head of EMEA Advisory Sales at Credit Suisse, where he began his career in 2000. Mr. Whitaker is a member of the McCombs School of Business Advisory Council at the University of Texas at Austin. He also sits on the boards of New York for McCombs and Rising Stars Capital Management, which is a nonprofit focused on improving diversity in the finance industry. Mr. Whitaker received a Bachelor of Arts from the Plan II Honors Program, a Bachelor of Business Administration in Accounting and a Master’s in Professional Accounting from the University of Texas at Austin.

Katherine Rubenstein, Chief Operating Officer and Managing Director of Blackstone. Since joining Blackstone in 2015, Ms. Rubenstein created and led the GSO Advantage platform (now Blackstone Value Creation), which brings Blackstone’s broad set of capabilities to drive operational efficiencies and growth for Blackstone Credit’s portfolio companies. She subsequently created and led the Blackstone Value Creation Program, focusing on building networks and expanding access to resources for portfolio companies across Blackstone business units. Ms. Rubenstein is on the Blackstone Charitable Foundation Leadership Council and on the board of Let’s Get Ready, a non-profit organization that provides low-income and first generation to college students support to gain admission to and graduate from college. Before joining Blackstone, Ms. Rubenstein originated senior secured loans and equipment finance opportunities in the industrial, consumer, and retail sectors for GE Capital and prior to that worked in brand management at World Kitchen. Ms. Rubenstein received an M.B.A. from The Johnson Graduate School of Management at Cornell University, where she was a Roy H. Park Leadership Fellow, and an A.B. from Dartmouth College.

Matthew Alcide, Chief Accounting Officer of the Company, Senior Vice President of Blackstone. Mr. Alcide is a member of the Blackstone Credit BDC Finance Group where he oversees the accounting and financial reporting for Blackstone’s BDCs. Prior to joining Blackstone, Mr. Alcide was a Director in the New York and London offices of PricewaterhouseCoopers where he provided assurance and accounting services to companies and investment funds across the asset management, investment banking and broker-dealer industries with a focus on SEC registrants and other publicly traded entities. Mr. Alcide graduated magna cum laude from Providence College with a BS in Accounting. Mr. Alcide is a Certified Public Accountant licensed in the State of New York. Mr. Alcide also serves as the Chief Accounting Officer of BXSL.

William Renahan, Chief Compliance Officer and Managing Director of Blackstone. Prior to joining Blackstone in 2022, Mr. Renahan had been working in the Investment Management industry for over 25 years. He has previously been an associate in the New York office of Battle Fowler LLP (which subsequently “merged” into Paul Hastings LLP). He also served for approximately 13 years at Legg Mason and predecessor firms as a Managing Director and Senior Counsel. Mr. Renahan’s position immediately prior to joining Blackstone was Senior Managing Director and Chief Compliance Officer of Duff & Phelps Investment Management and its affiliated funds. Mr. Renahan has been an active member of the Investment Company Institute and served as Chairman of the ICI’s Closed-end Fund Committee from 2014 – 2018. He holds a B.A. from Hobart College, a J.D., cum laude, from Albany Law School (where he was also an editor of the Albany Law Review), and a Master of Laws in Taxation from New York University School of Law.

Stacy Wang, Head of Stakeholder Relations, Principal of Blackstone. Prior to her current role, Ms. Wang focused on fundraising, product strategy, and client relationships across private and opportunistic credit products for institutional and retail investors in Blackstone Credit products. Prior to joining Blackstone Credit in 2015, Ms. Wang worked as an Investment Banking Associate at Natixis, where she focused on leveraged finance and M&A transactions. Ms. Wang graduated from the Stern School of Business at New York University with a BS in Finance and Journalism. Ms. Wang also serves as the Head of Stakeholder Relations of BXSL.

Communications with Trustees

Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o Blackstone Private Credit Fund, 345 Park Avenue, 31st Floor, New York, NY 10154, Attention: Chief Compliance Officer.

Committees of the Board of Trustees

Committees. Our Board of Trustees currently has two committees: an audit committee and a nominating and governance committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. Under the Declaration of Trust, the Company is not required to hold annual meetings.

Audit Committee. The Audit Committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is presently composed of five persons, including Robert Bass, Tracy Collins, Vicki Fuller, James F. Clark, and Michelle Greene, all of whom are considered independent for purposes of the 1940 Act. Robert Bass serves as the chair of the Audit Committee. Our Board of Trustees has determined that Robert Bass qualifies as an “Audit Committee Financial Expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act. During the year ended December 31, 2022, the Audit Committee met 9 times.

A copy of the charter of the Audit Committee is available in print to any shareholder who requests it.

Nominating and Governance Committee. The Nominating and Governance Committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of independent Trustees. The Nominating and Governance Committee consists of five persons, including Robert Bass, Tracy Collins, Vicki Fuller, James F. Clark, and Michelle Greene all of whom are considered independent for purposes of the 1940 Act. Tracy Collins serves as the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines. During the year ended December 31, 2022, the Nominating and Governance Committee met 3 times.

A copy of the charter of the Nominating and Governance Committee is available in print to any shareholder who requests it.

Compensation of Trustees

Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in the in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These Trustees are Robert Bass, Tracy Collins, Vicki Fuller, James F. Clark, and Michelle Greene. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

		Annual Committee Chair Cash Retainer
Annual Cash Retainer	Board Meeting Fee	Audit	Nominating and Governance	Committee Meeting Fee
$50,000 (NAV up to $1 billion)	$2,500	$7,500	None	$1,000
$75,000 (NAV $1 billion to $2 billion)	$2,500	$7,500	None	$1,000
$150,000 (NAV greater than $2 billion)	$2,500	$7,500	None	$1,000

We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Adviser.

Human Resource Capital

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, pursuant to the terms of the Advisory Agreement and the Administration Agreement. Our day-to-day investment operations are managed by our Adviser. In addition, we reimburse the Administrator for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.

Compensation of Executive Officers

None of our executive officers will receive direct compensation from us. We will reimburse the Administrator the allocable portion of the compensation paid by the Administrator (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees.

Board Leadership Structure

Our business and affairs are managed under the direction of our Board of Trustees. Among other things, our Board of Trustees sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board of Trustees, and of any individual Trustee, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our Board of Trustees may designate one of our Trustees as chair to preside over meetings of our Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board of Trustees. The Board of Trustees has appointed Brad Marshall to serve in the role of chairperson of the Board of Trustees. The chairperson’s role is to preside at all meetings of the Board of Trustees and to act as a liaison with the Adviser, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the Board of Trustees from time to time. The Board of Trustees reviews matters related to its leadership structure annually. The Board of Trustees has determined that its leadership structure is appropriate because it allows the Board of Trustees to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight.

Our Board of Trustees believes that its leadership structure is the optimal structure for us at this time. Our Board of Trustees, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our Board of Trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Trustees and are comprised solely of independent Trustees, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board of Trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board of Trustee’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board of Trustees’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board of Trustees in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires our executive officers, members of our Board, and persons who own more than ten percent of our shares to file initial reports of ownership and reports of changes in ownership with the SEC and furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of the copies of such reports furnished to us, we believe that, with respect to the fiscal year ended December 31, 2022, such persons complied with all such filing requirements.

Dollar Range of Equity Securities Beneficially Owned by Trustees

The following table sets forth the dollar range of our equity securities as of August 14, 2023.

Name and Address	Dollar Range of Equity Securities in the Company(1)(2)	Dollar Range of Equity Securities in the Company Complex(1)(2)(3)
Interested Trustees
Brad Marshall	Over $100,000	Over $100,000
Vikrant Sawhney	Over $100,000	Over $100,000
Independent Trustees(1)
Robert Bass	Over $100,000	Over $100,000
James F. Clark	Over $100,000	Over $100,000
Tracy Collins	None	None
Vicki L. Fuller	None	None
Michelle Greene	None	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of August 14, 2023, multiplied by the Company’s net asset value per share as of June 30, 2023.
(3)

The “Fund Complex” consists of the Company, BXSL, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund and Blackstone Floating Rate Enhanced Income Fund) and Blackstone Alternative Multi-Strategy Fund.

Payment of Our Expenses Under the Investment Advisory and Administration Agreements

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:

1. investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement;

2. the Company’s allocable portion of compensation, overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Company’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Company; and (iii) any internal audit group personnel of Blackstone or any of its affiliates, subject to the limitations described in “Advisory and Administration Agreement—Administration Agreement”; and

3. all other expenses of the Company’s operations and transactions, including, without limitation, those relating to:

(i) organization and offering expenses associated with our public and private offerings, including this offering and offerings by feeder vehicles (which are primarily created to hold our shares and in turn offer interests in such feeder vehicles to non-U.S. persons) (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Company’s systems and those of participating intermediaries, expenses incurred in connection with the provision of administrative or similar services by participating broker-dealers for their clients and reasonable bona fide due diligence expenses of participating intermediaries supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Company’s escrow agent and transfer agent, formation, distribution, administrative, regulatory or similar expenses related to the management and operation of feeder vehicles or related entities, fees to attend retail seminars sponsored by participating intermediaries and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fee);

(ii) all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA Member state in connection with such Directive (the “AIFMD”), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians, consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by Blackstone Credit or Blackstone), and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board of Trustees, where such internal personnel perform services that would be paid by the Company if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house attorneys and tax advisors that provide transactional legal advice and/or services to the Company or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Company and (y) expenses and fees to provide administrative and accounting services to the Company or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Company or affiliates in connection such services (including overhead related thereto), in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board of Trustees, to the Company or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services);

(iii) the cost of calculating the Company’s net asset value, including the cost of any third-party valuation services;

(iv) the cost of effecting any sales and repurchases of the common shares and other securities;

(v) fees and expenses payable under any intermediary manager and selected intermediary agreements, if any;

(vi) interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Company, including, but not limited to, the arranging thereof and related legal expenses;

(vii) all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;

(viii) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes;

(ix) costs of derivatives and hedging;

(x) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Company’s rights;

(xi) expenses (including the allocable portions of compensation and out-of-pocket expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser to the extent such expenses relate to attendance at meetings of the Board of Trustees or any committees thereof;

(xii) all fees, costs and expenses, if any, incurred by or on behalf of the Company in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;

(xiii) the allocated costs incurred by the Adviser and the Administrator in providing managerial assistance to those portfolio companies that request it;

(xiv) all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);

(xv) investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Company directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Company’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of Adviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of Blackstone as lessor in connection therewith));

(xvi) transfer agent, dividend agent and custodial fees;

(xvii) fees and expenses associated with marketing efforts;

(xviii) federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;

(xix) independent trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent trustees;

(xx) costs of preparing financial statements and maintaining books and records, costs of Sarbanes-Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the

SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;

(xxi) all fees, costs and expenses associated with the preparation and issuance of the Company’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Company and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Company or the Adviser or its affiliates in connection with such provision of services thereby);

(xxii) the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;

(xxiii) proxy voting expenses;

(xxiv) costs associated with an exchange listing;

(xxv) costs of registration rights granted to certain investors;

(xxvi) any taxes and/or tax-related interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Company and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Company and the amount of any judgments, fines, remediation or settlements paid in connection therewith;

(xxvii) all fees, costs and expenses of any litigation, arbitration or audit involving the Company any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Company;

(xxviii) all fees, costs and expenses associated with the Company’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Company and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;

(xxix) the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Company’s election to be treated as a business development company;

(xxx) costs associated with individual or group shareholders;

(xxxi) fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;

(xxxii) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;

(xxxiii) all fees, costs and expenses of winding up and liquidating the Company’s assets;

(xxxiv) extraordinary expenses (such as litigation or indemnification);

(xxxv) all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Company’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, Internal Revenue Service filings under FATCA and FBAR reporting requirements applicable to the Company or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Company engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Company and its affiliates relating to the Company, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Company including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Company and its activities;

(xxxvi) costs and expenses (including travel) in connection with the diligence and oversight of the Company’s service providers;

(xxxvii) costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors; and

(xxxviii) all other expenses incurred by the Administrator in connection with administering the Company’s business.

From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.

Costs and expenses of the Administrator and the Adviser that are eligible for reimbursement by the Company will be reasonably allocated to the Company on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.

Board Approval of the Investment Advisory Agreement

Our Board, including our independent Trustees, approved the Investment Advisory Agreement at a meeting held on August 21, 2020. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Company by the Adviser;

•	the proposed investment advisory fee rates to be paid by the Company to the Adviser;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	information about the services to be performed and the personnel who would be performing such services under the Investment Advisory Agreement; and

•	the organizational capability and financial condition of the Adviser and its affiliates.

Based on the information reviewed and the discussion thereof, the Board, including a majority of the non-interested trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders.

On August 2, 2022, the Company and the Adviser entered into an amended and restated investment advisory agreement (the “Amended and Restated Investment Advisory Agreement”), which was approved by the Board of Trustees, including a majority of the independent Trustees. The Amended and Restated Investment Advisory Agreement altered the Investment Advisory Agreement by removing certain “sunset” provisions that previously stated that certain requirements of the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines would no longer apply if the Company’s shares become “covered securities” within the meaning of Section 18 of the Securities Act and amending certain undertakings provisions, including to clarify compliance with NASAA Omnibus Guidelines. No other changes were made to the Investment Advisory Agreement.

Prohibited Activities

Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Adviser and its affiliates:

•

We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•

The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

•

We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;

•	We may not acquire assets in exchange for our common shares;

•

We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Adviser may not charge duplicate fees to us; and

•	The Adviser may not provide financing to us with a term in excess of 12 months.

In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.

Compliance with the Omnibus Guidelines Published by NASAA

Rebates, Kickbacks and Reciprocal Arrangements

Our Declaration of Trust prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our shares or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our common shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under the Investment Advisory Agreement.

Commingling

The Adviser may not permit our funds to be commingled with the funds of any other entity.

PORTFOLIO MANAGEMENT

Blackstone Credit BDC Advisors LLC will serve as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Adviser will manage the day-to-day operations of, and provide investment advisory and management services to, us.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of Dwight Scott, Brad Marshall, Michael Zawadzki, Michael Carruthers, Brad Colman, Paulo Eapen, Robert Horn, Valerie Kritsberg, Daniel Oneglia, Viral Patel, Rob Petrini, and Louis Salvatore. The portfolio managers primarily responsible for the day-to-day management of the Company are Brad Marshall, Teddy Desloge, Robert Zable and Michael Zawadzki.

The Adviser is currently staffed with 518 employees, including the investment personnel noted above. In addition, the Adviser may retain additional investment personnel in the future based upon its needs.

The table below shows the dollar range of common shares owned by the portfolio managers as of December 31, 2022:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Brad Marshall	over $1,000,000
Robert Zable	over $1,000,000
Michael Zawadzki	$100,001 – $500,000
Teddy Desloge (2)	$100,001 – $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
(2)	Effective as of the close of business on May 10, 2023, Mr. Desloge was appointed as a portfolio manager of the Company. Mr. Desloge’s ownership figures in the table are as of August 25, 2023.

Other Accounts Managed by Portfolio Managers

The portfolio managers primarily responsible for the day-to-day management of the Company also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2022: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Brad Marshall

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	3	$69.99 billion	3	$69.99 billion
Other accounts	12	$15.89 billion	11	$15.64 billion

Michael Zawadzki

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	3	$9.49 billion	3	$9.49 billion
Other accounts	13	$4.18 billion	11	$4.02 billion

Robert Zable

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	4	$1.75 billion	4	$1.75 billion
Other pooled investment vehicles(1)	58	$87.55 billion	58	$87.55 billion
Other accounts	1	$0.03 billion	1	$0.03 billion

(1)	Includes management investment companies that have elected to be regulated as business development companies under the 1940 Act.

Teddy Desloge(2)

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles(1)	2	$69.87 billion	2	$69.87 billion
Other accounts	—	—	—	—

(1)	Includes management investment companies that have elected to be regulated as business development companies under the 1940 Act.
(2)	Mr. Desloge’s management figures in the table are as of March 31, 2023.

The Adviser

Investment Committee

Investment opportunities and follow-on investments in existing portfolio companies will generally require the unanimous approval of the Investment Committee. The Investment Committee will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by the Adviser and monitors the performance of our investment portfolio. The day-to-day management of investments approved by the Investment Committees will be overseen by investment personnel.

All of the Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, the Adviser. None of the Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.

Members of the Investment Committee Who Are Not Our Trustees or Executive Officers

Dwight Scott, Senior Managing Director, Global Head of Blackstone Credit. Dwight Scott is the Global Head of Blackstone Credit where he oversees the management and investment activities of the business. Before his current role, Mr. Scott managed the energy investing activity at Blackstone Credit. Before joining Blackstone Credit in 2005, Mr. Scott was an Executive Vice President and Chief Financial Officer of El Paso Corporation. Before joining El Paso, Mr. Scott served as a Managing Director at Donaldson, Lufkin & Jenrette. Mr. Scott is a member of the Wall Street for McCombs Advisory Board, the UNC Hussman Foundation Board and the Trout Unlimited Board. Mr. Scott graduated from the University of North Carolina Chapel Hill and the University of Texas’ McCombs School of Business.

Robert Zable (Portfolio Manager), Senior Managing Director, Global Head of Liquid Credit Strategies. Mr. Zable is the Global Head of Blackstone’s Liquid Credit Strategies (LCS) and a Senior Managing Director, overseeing the firm’s LCS, including bonds, senior loans, multi-asset credit, CLO management and investing and investment grade and high yield bonds. He is a member of Blackstone Credit’s Executive Management Committee and sits on various investment committees across the liquid credit business. Prior to joining Blackstone Credit in 2007, Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University and an MBA in Finance from The Wharton School at the University of Pennsylvania.

Michael Zawadzki (Portfolio Manager), Senior Managing Director, Global CIO of Blackstone Credit. Michael Zawadzki is the Global Chief Investment Officer of Blackstone Credit, Portfolio Manager of the Fund and a Senior Managing Director with Blackstone. As CIO, Mr. Zawadzki oversees the investment and portfolio management activities across the business. Mr. Zawadzki sits on the various investment committees of Blackstone Credit. Before joining Blackstone Credit in 2006, Mr. Zawadzki was with Citigroup Private Equity, and previously worked in the investment banking division of Salomon Smith Barney. Mr. Zawadzki serves on the board of directors of various companies, including Elevation Midstream, Sequel Energy Group, and Targa Badlands LLC. Mr. Zawadzki graduated magna cum laude with a B.S. in Economics from the Wharton School of the University of Pennsylvania.

Michael Carruthers, Senior Managing Director, Co-CIO of Europe Private Credit Strategies of Blackstone Credit. Michael Carruthers is co-CIO of Europe Private Credit Strategies of Blackstone Credit and a Senior Managing Director with Blackstone. Mr. Carruthers is based in Blackstone Credit’s London office. Before joining Blackstone Credit in 2006, Mr. Carruthers worked in investment banking at Credit Suisse. Mr. Carruthers serves on the board of directors for the Westland Insurance Group. Mr. Carruthers graduated with Honors in Business Administration from the Richard Ivey School of Business at the University of Western Ontario.

Brad Colman, Senior Managing Director, Head of Private Credit’s Healthcare Investing for Blackstone Credit. Brad Colman is the Head of Private Credit’s Healthcare investing for Blackstone Credit and a Senior Managing Director with Blackstone. He focuses on originating, analyzing, executing and monitoring credit investments across a diverse range of industries for the Direct Lending business. Before joining Blackstone in 2012, Mr. Colman worked as a Director in the Strategic Investments group at PartnerRe, a Senior Associate in the sponsor finance team at American Capital, and an Analyst in Merrill Lynch’s investment banking group. Mr. Colman graduated magna cum laude from New York University’s Leonard N. Stern School of Business with a BS in Finance, Accounting, and Operations.

Paulo Eapen, Senior Managing Director, Head of Europe and APAC Private Credit Strategies. Paulo Eapen is the Head of the European and APAC Private Credit Strategies of Blackstone Credit and a Senior Managing Director with Blackstone. Mr. Eapen sits on the various investment committees for Blackstone Credit, performing credit funds and distressed funds. Mr. Eapen is focused on the origination and management of private credit and equity investments, spanning acquisitions and corporate refinancings. These investments include a wide variety of industries and geographies, primarily headquartered in Europe. Before joining Blackstone Credit in 2007 Mr. Eapen was with Citigroup Private Equity and previously worked in M&A investment banking with

Salomon Smith Barney. Mr. Eapen is, or has been, on the boards (as a director or observer) of iAero Group, Ainscough Group, Cobham Mission Systems, Curium Pharma, EMI Music Publishing, Morson Group, Ring International / Helios and Welcome Break. Additionally, Mr. Eapen is on the board of directors for the Ubuntu Education Fund, a charitable organization. Mr. Eapen has a B.A. in Economics and Political Science from the University of Pennsylvania and is an Infantry Officer in the Singapore Armed Forces.

Robert Horn, Senior Managing Director, Global Head of Sustainable Resources Group for Blackstone Credit. Mr. Horn is the Global Head of the Sustainable Resources Group (“SRG”) of Blackstone Credit and a Senior Managing Director with Blackstone. As Global Head of SRG, he oversees the firm’s investment activities focused on energy transition, climate change solutions, and a broad range of sectors related to sustainable investing. Mr. Horn is a member of Blackstone’s ESG committee which helps to develop and implement the firm’s ESG policies. Mr. Horn also sits on the various investment committees of Blackstone Credit. Before joining Blackstone Credit, Mr. Horn worked in Credit Suisse’s Global Energy Group, where he advised on high yield financings and merger and acquisition assignments for companies in the power and utilities sector. Mr. Horn serves on the board of directors of various companies, including Altus Power, ClearGen, LLC, Delaware Basin Investment Group LLC, Double Point Energy, GulfTex Energy IV LP, Legacy Reserves LP, M6 Midstream LLC, Sierra EF LP, and SN EF UnSub. Mr. Horn has a bachelor of commerce from McGill University, where he graduated with academic honors.

Valerie Kritsberg, Senior Managing Director. Valerie Kritsberg is a Senior Managing Director with Blackstone and leads Blackstone Credit’s capital markets origination efforts across leveraged bank debt, high yield securities, alternative investments and middle market investment opportunities. Since joining Blackstone Credit, Mrs. Kritsberg has been involved with the group’s public and private market investments including distressed and special situation investments across multiple industries. Before joining Blackstone Credit in 2005, Mrs. Kritsberg worked in Credit Suisse First Boston’s Global Energy Investment Banking Group where she worked on equity, leveraged finance and M&A transactions for a number of corporate and private equity clients. Mrs. Kritsberg serves on the board of directors of ClearGen, LLC. Mr. Valeri acts as either a board director or observer for various companies, including ASPI, HRA (Holding Reti Autostradall S.p.A), JOA Corporate SAS, KP1, Murka, Schema Alpha S.p.A., Schema Quarantadue S.p.A., and SuperBet. Mrs. Kritsberg received a BS from New York University, Leonard N. Stern School of Business.

Daniel Oneglia, Senior Managing Director, Head of Credit Research and Opportunistic Liquid Credit for LCS. Daniel Oneglia is a Senior Managing Director with Blackstone and Head of Credit Research and Opportunistic Liquid Credit for Blackstone Credit’s LCS team. He has portfolio management responsibilities and sits on the various investment committees of Blackstone Credit. Before joining Blackstone, Mr. Oneglia worked at Goldman Sachs where he was a partner and worked in the Americas Multi-Strategy Investment (MSI) team within the Special Situations Group (SSG). Prior to that, he co-led the same team from 2009 to 2017. The MSI team specializes in distressed, stressed and performing credit as well as reorg equity and other opportunistic asset classes. In addition to his responsibilities within MSI, since 2014, he was part of a direct–lending team focused on middle–market North American oil and gas companies and formed and was involved in a JV between MSI and SSG’s real estate team focused on healthcare assets across the United States. Mr. Oneglia serves on the Board of Trustees for The New York Foundling. Mr. Oneglia graduated from Princeton University with a B.A. in History and a Certificate in Latin American Studies.

Viral Patel, Senior Managing Director, Head of Private Credit’s Technology Investing for Blackstone Credit. Viral Patel is the Head of Private Credit’s Technology investing for Blackstone Credit and a Senior Managing Director with Blackstone. He serves as a member of several of the firm’s investment committees. Mr. Patel has been with Blackstone since 2005 and was involved in the launch of the Blackstone Tactical Opportunities and Blackstone Growth investment strategies and was also a member of Blackstone Securities Partners. Before joining Blackstone, Mr. Patel was a member of the Credit Suisse and Donaldson, Lufkin & Jenrette Structured Products businesses. Mr. Patel serves on the Boards of Cloudreach, Diligent and Mandiant. Mr. Patel acts as either a board director or observer for various companies, including Ai Media, Diligent Corporation,

GeoComply, and Mandiant. Mr. Patel graduated magna cum laude from Cornell University with a BS in Operations Research and Industrial Engineering.

Robert Petrini, Senior Managing Director, CIO of North America Private Credit Strategies. Robert Petrini is the CIO of North America Private Credit Strategies and a Senior Managing Director with Blackstone. Mr. Petrini joined Blackstone Credit in 2005 and sits on the various investment committees of Blackstone Credit. Before joining Blackstone, Mr. Petrini was a Principal of DLJ Investment Partners (“DLJ”), the $1.6 billion mezzanine fund of CSFB’s Alternative Capital Division. Prior to that, Mr. Petrini was a member of DLJ’s Leveraged Finance Group since 1997. Mr. Petrini graduated magna cum laude with a B.S. in Economics from the Wharton School of the University of Pennsylvania, where he was a Joseph Wharton and Benjamin Franklin Scholar.

Louis Salvatore, Senior Managing Director, Head of Opportunistic Private Credit. Louis Salvatore is the Head of Opportunistic Private Credit and a Senior Managing Director with Blackstone. Mr. Salvatore is responsible for sourcing, diligencing, structuring and managing performing credit investments. Before joining Blackstone Credit in 2005 Mr. Salvatore was a Principal of DLJ Investment Partners, the mezzanine fund of CSFB’s Alternative Capital Division. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore serves as an observer to the boards of Fidelis MGA and Loar Acquisition 13, LLC. Mr. Salvatore received a BA in Economics from Cornell University and an MBA from the Wharton School of the University of Pennsylvania.

Other Members of the Portfolio Management Team

Investment Management and Strategy

Teddy Desloge, Managing Director. Mr. Desloge is a Managing Director with Blackstone Credit. He is involved with investment management for various direct lending vehicles including the Company and BXSL. Since joining Blackstone Credit in 2015, Mr. Desloge has focused on origination, research, and execution of private and opportunistic credit investments across industries, and has primarily supported Blackstone Credit’s direct lending strategy. Before joining Blackstone Credit in 2015, Mr. Desloge was an Associate at Gefinor Capital where he focused on research and execution of private credit investments. He started his career in the Leveraged Finance group at Jefferies. Mr. Desloge graduated with a BA and a major in Economics from Hobart & William Smith Colleges.

Portfolio and Asset Management

Bradley Boggess, Managing Director, Head of Blackstone Credit Asset Management. Mr. Boggess is a Managing Director with Blackstone Credit and leads Asset Management for Blackstone’s Credit platform. Since joining Blackstone in 2018, Mr. Boggess has been focused driving operational improvements by bringing Blackstone’s broad set of capabilities to bear for Blackstone Credit’s portfolio companies. Prior to joining Blackstone, Mr. Boggess was Managing Director and Chief Administrative Officer of Hudson Advisors, the asset management affiliate of Lone Star Funds. He also previously led the asset management team for private equity investments at Hudson. Brad served as Chairman of the Board of Continental Building Products (NYSE:CBPX) and on the Board of Del Frisco’s Restaurant Group (NASDAQ:DFRG) and Forterra, PLC (LSE:FORT). Prior to Hudson he had various roles as a management consultant and restructuring advisor at AlixPartners, Ariba, and Accenture.

Mr. Boggess was an Armor Officer in the United States Army and received a BS in Management from Tulane University.

Joseph McKnight, Managing Director. Mr. McKnight is a Managing Director with Blackstone Credit and is focused on portfolio management and monitoring in Blackstone Credit’s various direct lending vehicles.

Mr. McKnight previously focused on mezzanine lending and private equity investments as part of Blackstone Credit’s energy platform. Before joining Blackstone Credit in 2014, Mr. McKnight served as a Vice President at Goldman Sachs, where he focused on private equity and proprietary direct investments in power generation and renewable energy within the firm’s J. Aron commodity division. He previously worked as an Associate in the Natural Resources private equity vertical at Apollo Management. Mr. McKnight received a BA in History from the University of Pennsylvania and a BS in Economics from The Wharton School of the University of Pennsylvania, where he graduated with academic honors.

Angelina Perkovic, Managing Director. Ms. Perkovic is a Managing Director with Blackstone Credit. She oversees the pipeline and liability management for all direct lending and other financing vehicles. Ms. Perkovic joined Blackstone Credit in 2005 and was previously a Senior Vice President responsible for compliance monitoring, testing and reporting for various leverage facilities as well as coordinating closing and funding of directly originated transactions. Prior to that, she handled bank debt settlements and compliance reporting for CLOs. Before joining Blackstone Credit, Ms. Perkovic worked at Royal Bank of Canada as an Assistant to the Portfolio Managers and Credit Analysts. Ms. Perkovic received a BBA in Finance and Investments from the Zicklin School of Business, Baruch College.

POTENTIAL CONFLICTS OF INTEREST

The Adviser, Blackstone Credit, Blackstone and their respective affiliates will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide to us. These conflicts will arise primarily from the involvement of Blackstone Credit, Blackstone and their respective affiliates (the “Firm”), in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Company.

For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:

“Other Blackstone Credit Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Company or one or more Other Blackstone Credit Clients own interests) that Blackstone Credit may establish, advise or sub-advise from time to time and to which Blackstone Credit provides investment management or sub-advisory services (other than the Company and any such funds and accounts in which the Company has an interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit Clients” shall not include Blackstone Credit in its role as principal of any account, including any accounts for which Blackstone Credit or an affiliate thereof acts as an advisor.

“Blackstone Clients” means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Company or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise from time to time and to which Blackstone provides investment management or sub-advisory services (other than the Company, any such funds and accounts in which the Company has an interest and Other Blackstone Credit Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an advisor.

“Other Clients” means, collectively, Other Blackstone Credit Clients and Blackstone Clients.

Performance Based Compensation and Management Fees. The existence of the incentive fees payable to Blackstone Credit may create a greater incentive for Blackstone Credit to make more speculative investments on behalf of the Company, or to time the purchase or sale of investments in a manner motivated by the personal interests of Blackstone Credit and/or Blackstone personnel. However, the fact that the hurdle rate for the incentive fee based on income is calculated on an aggregate basis each quarter and that realized and unrealized losses are netted against realized gains for the incentive fee based on capital gains should reduce the incentives for the Adviser to make more speculative investments or otherwise time the purchase or sale of investments. Our Board of Trustees will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.

In addition, the manner in which the Adviser’s entitlement to incentive fees is determined may result in a conflict between its interests and the interests of shareholders with respect to the sequence and timing of disposals of investments, as the Adviser may want to dispose of lower yielding investments in favor of higher yielding ones. With respect to the Adviser’s entitlement to incentive fees on capital gains, the Adviser may be incentivized to realize capital gains prior to a year end if such gains, net of realized and unrealized losses, would result in an incentive fee on capital gains.

The Firm’s Policies and Procedures. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will reduce the synergies across the Firm’s various businesses that the Company expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Company and the other business units at the Firm, the Firm has implemented certain policies and procedures (e.g., information wall policy) regarding the sharing of information that may reduce the positive synergies that the Company expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public information with respect to companies, including companies in which the Company has investments or is considering making an investment or companies that are clients of the Firm. As a consequence, that information, which could be of benefit to the Company, might become restricted to those other respective businesses and otherwise be unavailable to the Company. It is also possible that the Company could be restricted from trading despite the fact that the Company did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Company to effectively achieve its investment objective by unduly limiting the investment flexibility of the Company and/or the flow of otherwise appropriate information between Blackstone Credit and other business units at the Firm. Personnel of the Firm may be unable, for example, to assist with the activities of the Company as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally.

In addition, to the extent that the Firm is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Company and the Adviser may also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will from time to time restrict or otherwise limit the ability of the Company and/or its portfolio companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Company, may require the Company to share such opportunities or otherwise limit the amount of an opportunity the Company can otherwise take.

Allocation of Personnel. The Adviser and its members, officers and employees will devote as much of their time to the activities of the Company as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the Investment Advisory Agreement, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Company and/or may involve substantial time and resources of the Adviser. Firm personnel, including members of the Investment Committee, will work on other projects, serve on other committees (including boards of directors) and source potential investments for and otherwise assist the investment programs of Other Blackstone Credit Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of Blackstone Credit’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to Blackstone or the Company. Certain non-investment professionals are not dedicated solely to the Company and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the Company. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Company, but will be allocated between the business of the Company and the management of the monies of such other advisees of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Company, which could negatively impact the Company and shareholders. Furthermore, Blackstone Credit and Blackstone Credit personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit may share in the fees and performance-based compensation from the Company; similarly, Blackstone Credit personnel may share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit’s determination of the amount of time necessary to conduct the Company’s activities will be conclusive, and shareholders rely on Blackstone Credit’s judgment in this regard.

Outside Activities of Principals and Other Personnel and their Related Parties. Certain of the principals and employees of the Adviser will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the Company, Other Clients and their respective portfolio companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Company, including if such other entities compete with the Company for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Company. Furthermore, certain principals and employees of the Adviser may have a greater financial interest in the performance of such other funds or accounts than the performance of the Company. Such involvement may create conflicts of interest in making investments on behalf of the Company and such other funds and accounts. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Company, there can be no assurance they will be resolved favorably for the Company. Also, Blackstone personnel, Firm employees, including employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the Company, or otherwise relate to portfolio companies in which the Company has or acquires a different principal investment (including, for example, with respect to seniority). There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the Company. Shareholders will not receive any benefit from any such investments, and the financial incentives of Firm personnel in such other investments could be greater than their financial incentives in relation to the Company.

Additionally, certain employees and other professionals of the Firm have family members or relatives employed by such advisers and service providers (or their affiliates) or otherwise actively involved in industries and sectors in which the Company invests, and/or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors, personnel or owners of companies or assets that are actual or potential investments of the Company or other counterparties of the Company and its portfolio companies and/or assets. Moreover, in certain instances, the Company or its portfolio companies can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships have the potential to influence Blackstone, the Adviser and/or Blackstone Credit in deciding whether to select, recommend or create such service providers to perform services for the Company or portfolio companies (the cost of which will generally be borne directly or indirectly by the Company or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Company that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Company. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm. The shareholders rely on the Firm to manage these conflicts in its sole discretion.

Secondments and Internships. Certain personnel of the Firm and its affiliates, including consultants, will, in certain circumstances, be seconded to one or more portfolio companies, vendors, service providers and vendors or shareholders or other investors of the Company and Other Clients to provide finance, accounting, operation support, data management and other similar services, including the sourcing of investments for the Company or other parties. The salaries, benefits, overhead and other similar expenses for such personnel during the secondment could be borne by the Firm and its affiliates or the organization for which the personnel are working or both. In addition, personnel of portfolio companies, vendors, service providers (including law firms and accounting firms) and shareholders or other investors of the Company and Other Clients will, in certain circumstances, be seconded to, serve internships at or otherwise provide consulting services to, the Firm, the Company, Other Clients and portfolio companies of the Company and Other Clients. While often the Company, Other Clients and their portfolio companies are the beneficiaries of these types of arrangements, the Firm is from time to time a beneficiary of these arrangements as well, including in circumstances where the vendor, personnel or service provider or otherwise also provides services to the Company, Other Clients, their respective portfolio companies or the Firm in the ordinary course. The Firm, the Company, Other Clients or their portfolio companies could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. If a portfolio company pays the cost it will be borne directly or indirectly by the Company. To the extent such fees, compensation or other expenses are borne by the Company, including indirectly through its portfolio companies or reimbursement of Blackstone for such costs, the management fee will not be reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto and the Company may not receive any benefit as a result of these arrangements. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to the Firm, the Company, Other Clients, portfolio companies, each of their respective affiliates and related parties, and any costs of such personnel may be allocated accordingly, the Firm will endeavor in good faith to allocate the costs of these arrangements, if any, to the Firm, the Company, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology the Firm deems appropriate in a particular circumstance.

Other Benefits. Blackstone Credit and its personnel and related parties will receive intangible and other benefits, discounts and perquisites arising or resulting from their activities on behalf of the Company, the value of which will not reduce the management fees or incentive fees or otherwise be shared with the Company or its portfolio companies. For example, airline travel or hotel stays incurred as Fund expenses, as set forth in the Investment Advisory Agreement and Administration Agreement (“Fund Expenses”), may result in “miles” or “points” or credit in loyalty or status programs, and certain purchases made by credit card will result in “credit card points,” cash back” or rebates in addition to such loyalty or status program miles or points. Such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to the benefit of Blackstone Credit, its affiliates or their personnel (and not the Company and/or portfolio companies) even though the cost of the underlying service is borne by the Company and/or portfolio companies. (See also “Service Providers, Vendors and Other Counterparties Generally” and “Portfolio Company Relationships Generally” herein.) Similarly, Blackstone Credit, its affiliates and their personnel and related parties, and third parties designated by the foregoing, also receive discounts on products and services provided by portfolio companies and customers or suppliers of such portfolio companies. Such other benefits or fees may give rise to conflicts of interest in connection with the Company’s investment activities, and while the Adviser and Blackstone Credit will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Company. See also “Service Providers, Vendors and Other Counterparties Generally” and “Portfolio Company Relationships Generally” below.

Senior Advisors, Industry Experts and Operating Partners. Blackstone Credit is expected to engage and retain strategic advisors, consultants, senior advisors, executive advisors, industry experts, operating partners, deal sourcers, consultants and other similar professionals (which may include current and former executives or other personnel of Blackstone, as well as current and former executives or other personnel of Blackstone’s portfolio companies) (“Senior and Other Advisors”) who are not employees or affiliates of Blackstone Credit and who will, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from Blackstone Credit or the Company). In particular, in some cases, consultants, including those with a “Senior Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to Blackstone Credit or to undertake a build-up strategy to originate, acquire and develop assets and businesses in a particular sector or involving a particular strategy, potentially on a full-time and/or exclusive basis and notwithstanding any overlap with the responsibilities of Blackstone Credit under the Investment Advisory Agreement, the compensation to such consultants is expected to be borne fully by the Company and/or portfolio companies (with no reduction to management fee payable by the Company) and not Blackstone Credit. Any amounts paid by the Company or a portfolio company to Senior and Other Advisors in connection with the above services, including cash fees, profits, or equity interests in a portfolio company, discretionary bonus awards, performance-based compensation (e.g., promote), sourcing fees, retainers and expense reimbursements, will be treated as Company Expenses or expenses of the portfolio company, as the case may be, and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by Blackstone Credit, be chargeable to Blackstone Credit or be deemed paid to or received by Blackstone Credit, and such amounts will not reduce the management fees or incentive fees payable.

To the extent permitted by applicable law and/or any applicable SEC granted exemptive or no action relief, these Senior and Other Advisors often have the right or could be offered the ability to (i) co-invest alongside the Company, including in the specific investments in which they are involved (and for which they may be entitled to receive performance-related incentive fees, which will reduce the Company’s returns), (ii) otherwise participate in equity plans for management of any such portfolio company, or (iii) invest directly in the Company or in a vehicle controlled by the Company subject to reduced or waived advisory fees and/or incentive fees, including after the termination of their engagement by or other status with the Firm. Such co-investment and/or participation (which generally will result in the Company being allocated a smaller share of the applicable investment) will not be considered as part of the Firm’s side-by-side co-investment rights. Such co-investment and/or participation could vary by transaction (and such participation may, depending on its structure, reduce the Company’s returns. Additionally, and notwithstanding the foregoing, these Senior and Other Advisors, as well as other Blackstone Clients could be (or could have the preferred right to be) investors in Blackstone Credit’s portfolio companies (which, in some cases, may involve agreements to pay performance fees, or allocate profits interests, to such persons in connection with the Company’s investment therein, which will reduce the Company’s returns) and/or Other Clients. Such Senior and Other Advisors, as well as other Blackstone Clients, could also, subject to applicable law, have rights to co-invest with the Company on a side-by-side basis, which rights are generally offered on a no-fee/no-carried interest basis and generally result in the Company being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side participation.

The time, dedication and scope of work of, and the nature of the relationship with, each of the Senior and Other Advisors vary considerably. In certain cases, they could advise the Adviser and/or Blackstone Credit on transactions, provide the Adviser and/or Blackstone with industry-specific insights and feedback on investment themes, assist in transaction due diligence, or make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles (and may be exclusive service providers to Blackstone Credit) and serve as executives or directors on the boards of portfolio companies or contribute to the identification and origination of new investment opportunities. The Company may rely on these Senior and Other Advisors to recommend Blackstone as a preferred investment partner, identify investments, source opportunities, and otherwise carry out its investment program, but there is no assurance that these advisers will continue to be involved with the Company for any length of time. In certain instances, Blackstone Credit can be expected to have formal or informal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement, and, in any event, pursuant to negotiated arrangements that will not be confirmed as being comparable to the market rates for such services) by Blackstone, the Company, and/or portfolio companies or otherwise uncompensated or entitled to deferred compensation until occurrence of a future event, such as commencement of a formal engagement. In certain cases, they have certain attributes of Blackstone Credit “employees” (e.g., they can be expected to have dedicated offices at Blackstone Credit, receive administrative support from Blackstone Credit personnel, participate in general meetings and events for Blackstone Credit personnel, work on Blackstone Credit matters as their primary or sole business activity, service Blackstone exclusively, have Blackstone-related e-mail addresses and/or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees, etc.) even though they are not considered Blackstone Credit employees, affiliates or personnel for purposes of the Investment Advisory Agreement between the Company and Blackstone Credit. Some Senior and Other Advisors work only for the Company and its portfolio companies, while others may have other clients. In particular, in some cases, Senior and Other Advisors, including those with a “Senior Advisor” or “Operating Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to the Adviser potentially on a full-time and/or exclusive basis and, notwithstanding any overlap with the responsibilities of the Adviser under the Investment Advisory Agreement, the compensation to such Senior and Other Advisors will be borne fully portfolio companies (with no reduction to management fees) and not the Adviser. Senior and Other Advisors could have conflicts of interest between their work for the Company and its portfolio companies, on the one hand, and themselves or other clients, on the other hand, and Blackstone Credit is limited in its ability to monitor and mitigate these conflicts. Blackstone Credit expects, where applicable, to allocate the costs of such Senior and Other Advisors to the Company and/or applicable portfolio companies, and to the extent any such costs are allocated to the Company, they would be treated as Company Expenses. Payments or allocations to Senior and Other Advisors will not be reduced by the management fee, and can be expected to increase the overall costs and expenses borne indirectly by investors in the Company. There can be no assurance that any of the Senior and Other Advisors, to the extent engaged, will continue to serve in such roles and/or continue their arrangements with Blackstone Credit, the Company and/or any portfolio companies for the duration of the relevant investments or throughout the term of the Company. Additionally, from time to time, Senior and Other Advisors provide services on behalf of both the Company and Other Clients, and any work performed by Senior and Other Advisors retained on behalf of the Company could benefit the Other Clients (and alternatively, work performed by Senior and Other Advisors on behalf of Other Clients may benefit the Company), and Blackstone Credit shall have no obligation to allocate any portion of the costs to be borne by the Company in respect of such Senior and Other Advisors to the Other Clients, except as described below.

As an example of the foregoing, in certain investments including involving a “platform company,” the Company will, in certain circumstances, enter into an arrangement with one or more individuals (who may be former personnel of the Firm or current or former personnel of portfolio companies of the Company or Other Clients, may have experience or capability in sourcing or managing investments, and may form a management team) to undertake a build-up strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals or relevant portfolio company, as the case may be, could include the following with respect to investments: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Company or a portfolio company or asset of the Company, or other long-term incentive plans. Compensation could also be based on assets under management, a waterfall similar to a carried interest, respectively, or other similar metric. The Company could initially bear the cost of overhead (including rent, office equipment and utilities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the build-up strategy. Such expenses could be borne directly by the Company as Company Expenses (or broken deal expenses, if applicable) or indirectly through expenditures by a portfolio company. None the fees, costs or expenses described above will reduce the management fee.

In addition, the Adviser will, in certain circumstances, engage third parties as Senior and Other Advisors (or in another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends. Such Senior and Other Advisors can receive reimbursement of reasonable related expenses by portfolio companies or the Company and could have the opportunity to invest in a portion of the equity and/or debt available to the Company for investment that would otherwise be taken by the Adviser and its affiliates. If such Senior and Other Advisors generate investment opportunities on the Company’s behalf, such Senior and Other Advisors are permitted to receive special additional fees or allocations which may or may not be comparable to those received by a third party in an arm’s length transaction and such additional fees or allocations would be borne fully by the Company and/or portfolio companies (with no reduction to management fees) and not Blackstone Credit.

Minority Investments in Asset Management Firms. Blackstone and Other Clients, including Blackstone Strategic Capital Holdings (“BSCH”) and its related parties, regularly make minority investments in alternative asset management firms that are not affiliated with Blackstone, the Company, Other Clients and their respective portfolio companies, and which may from time to time engage in similar investment transactions, including with respect to purchase and sale of investments, with these asset management firms and their advised funds and portfolio companies. Typically, the Blackstone related party with an interest in the asset management firm would be entitled to receive a share of carried interest/performance based incentive compensation and net fee income or revenue share generated by the various products, vehicles, funds and accounts managed by that third party asset management firm that are included in the transaction or activities of the third party asset management firm, or a subset of such activities such as transactions with a Blackstone related party. In addition, while such minority investments are generally structured so that Blackstone does not “control” such third party asset management firms, Blackstone may nonetheless be afforded certain governance rights in relation to such investments (typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Blackstone the ability to influence the firm. Although Blackstone and Other Clients, including BSCH, do not intend to control such third party asset management firms, there can be no assurance that all third parties will similarly conclude that such investments are non-control investments or that, due to the provisions of the governing documents of such third party asset management firms or the interpretation of applicable law or regulations, investments by Blackstone and Other Clients, including BSCH, will not be deemed to have control elements for certain contractual, regulatory or other purposes. While such third party asset managers will not be deemed affiliated with the Company within the meaning of the 1940 Act, Blackstone may, under certain circumstances, be in a position to influence the management and operations of such asset managers and the existence of its economic/revenue sharing interest therein may give rise to conflicts of interest. Participation rights in a third party asset management firm (or other similar business), negotiated governance arrangements and/or the interpretation of applicable law or regulations could expose the investments of the Company to claims by third parties in connection with such investments (as indirect owners of such asset management firms or similar businesses) that may have an adverse financial or reputational impact on the performance of the Company. The Company, its affiliates and their respective portfolio companies may from time to time engage in transactions with, and buy and sell investments from, any such third party asset managers and their sponsored funds and transactions and other commercial arrangements between such third party asset managers and the Company and its portfolio companies are not subject to approval by the Board of Trustees. There can be no assurance that the terms of these transactions between parties related to Blackstone, on the one hand, and the Company and its portfolio companies, on the other hand, will be at arm’s length or that Blackstone will not receive a benefit from such transactions, which can be expected to incentivize Blackstone to cause these transactions to occur. Such conflicts related to investments in and arrangements with other asset management firms will not necessarily be resolved in favor of the Company. Shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith and will not receive any benefit from such transactions. By executing a subscription agreement with respect to the Company, each shareholder acknowledges these conflicts related to investments in and arrangements with other asset management firms, acknowledges that these conflicts will not necessarily be resolved in favor of the Company, agrees that shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith, otherwise understands that shareholders will not receive any benefit from such transactions, consents to all such transactions and arrangements to the fullest extent permitted by law, and waives any claim against the Firm and releases the Firm from any liability arising from the existence of any such conflict of interest.

Multiple Blackstone Business Lines. Blackstone has multiple business lines, including Blackstone Capital Markets, which Blackstone Credit, the Company, Other Clients, portfolio companies of the Company and Other Clients and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, Blackstone is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, from time to time, Blackstone could come into possession of information that limits the Company’s ability to engage in potential transactions. Similarly, other Blackstone businesses and their personnel could be prohibited by law or contract from sharing information with Blackstone that would be relevant to monitoring the investments and other activities. These types of restrictions may negatively impact the ability of the Company to implement its investment program. Finally, Blackstone personnel who are members of the investment team or investment committee could be excluded from participating in certain investment decisions due to conflicts involving other Blackstone businesses or for other reasons, including other business activities, in which case the Company will not benefit from their experience. The shareholders will not receive a benefit from any fees earned by Blackstone or its personnel from these other businesses.

Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Company. Blackstone has long-term relationships with a significant number of corporations and their senior management. Blackstone will consider those relationships when evaluating an investment opportunity, which may result in Blackstone choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client or other person with whom Blackstone has a relationship). The Company could be required to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments that Blackstone may make or have made. (See also “Other Clients; Allocation of Investment Opportunities” and “Portfolio Company Relationships”.) Therefore, there can be no assurance that all potentially suitable investment opportunities that come to the attention of Blackstone will be made available to the Company. The Company is also permitted to co-invest with Other Clients or other persons with whom Blackstone has a relationship in particular investment opportunities, and other aspects of these Blackstone relationships could influence the decisions made by Blackstone with respect to the investments and otherwise result in a conflict (see also “—Other Clients; Allocation of Investment Opportunities” herein.)

Blackstone Policies and Procedures; Information Walls. Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will reduce the synergies and collaboration across Blackstone’s various businesses that the Company expects to draw on for purposes of identifying, pursuing and managing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, including private equity, growth equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Company and the other business units at Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information that have the potential to reduce the positive synergies and collaborations that the Company could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public information with respect to companies in which Other Clients may be considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to the Company, might become restricted to those other respective businesses and otherwise be unavailable to the Company. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Company to effectively achieve its investment objective by unduly limiting the investment flexibility of the Company and/or the flow of otherwise appropriate information between Blackstone Credit and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with the activities of the Company as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, the Company may not be able to initiate a transaction that it otherwise might have initiated and may not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect its operations.

In addition, to the extent that Blackstone is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Company and the Adviser would also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of the Company and/or its portfolio companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone has in the past entered into, and reserves the right to enter into in the future, one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Company, require the Company to share such opportunities or otherwise limit the amount of an opportunity the Company can otherwise take.

Data. The Firm receives, generates and/or obtains various kinds of data and information from the Company, Other Clients, portfolio companies of the Company and Other Clients, investors in the Company and limited partners in Other Clients and service providers, including but not limited to data and information relating to business operations, financial information results, trends, budgets, energy usage, plans, ESG, carbon emissions and related metrics, customer and user data, employee and contractor data, supplier and cost data, and other related data and information, some of which is sometimes referred to as “alternative data” or “big data”. The Firm can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes or identify specific investment, trading or business opportunities, as a result of its access to (and rights regarding) this data and information from the Company, Other Clients, portfolio companies of the Company and Other Clients, investors in the Company and limited partners in Other Clients, related parties and service providers. The Firm has entered and will continue to enter into information sharing and use, measurement and other arrangements, which will give the Firm access to (and rights regarding, including ownership, use, distribution and derived works rights over) data that it would not otherwise obtain in the ordinary course, with the Company, Other Clients, portfolio companies of the Company and Other Clients, investors in the Company and in Other Clients, related parties and service providers. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Company and Other Clients, information obtained from the Company and its portfolio companies, and investors in the Company and in Other Clients also provides material benefits to Blackstone or Other Clients without compensation or other benefit accruing to the Company or its shareholders. For example, information from a portfolio company in which the Company holds an interest can be expected to enable the Firm to better understand a particular industry and execute trading and investment strategies in reliance on that understanding for Blackstone and Other Clients that do not own an interest in the portfolio company, typically without compensation or benefit to the Company or its portfolio companies. Further, data is expected to be aggregated across the Company, Other Clients and their respective portfolio companies and, in connection therewith, Blackstone would serve as the repository for such data, including with ownership and use rights therein.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information or otherwise limit the scope and purpose of its use or distribution, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use and distribute data and information from the Company’s activities to assist in the pursuit of the Firm’s various other activities, including but not limited to trading activities for the benefit of the Firm and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry may, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading or other business activities can be and is expected to provide a material benefit to the Firm without compensation or other benefit to the Company or shareholders.

The sharing and use of “big data” and other information presents potential conflicts of interest and the shareholders acknowledge and agree that any benefits received by the Firm or its personnel (including fees (in cash or in kind), costs and expenses) will not reduce the management fees or incentive fees payable to the Adviser or otherwise shared with the Company or its shareholders. As a result, the Adviser has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Firm or Other Clients.

Data Management Services. Blackstone or an affiliate of Blackstone formed in the future may provide data management services to portfolio companies and investors in the Company and in Other Clients and will provide such services directly to the Company and Other Clients (collectively, “Data Holders”). Such services may include assistance with obtaining, analyzing, curating, processing, packaging, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data management and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law and the limitations in the Investment Advisory Agreement and any other applicable contractual limitations, with the Company, Other Clients, portfolio companies, investors in the Company and in Other Clients, and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Clients make investments, and portfolio companies thereof). If Blackstone enters into data services arrangements with portfolio companies and receives compensation from such portfolio companies for such data services, the Company will indirectly bear its share of such compensation based on its pro rata ownership of such portfolio companies. Where Blackstone believes appropriate, data from one Data Holder may be aggregated or pooled with data from other Data Holders. Any revenues arising from such aggregated or pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by Blackstone Credit in its sole discretion, with Blackstone Credit able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. Blackstone is expected to receive compensation for such data management services, which may include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, and which compensation is also expected to include fees, royalties and cost and expense reimbursement (including start-up costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)). Additionally, Blackstone is expected to share and distribute the products from such data management services within Blackstone or its affiliates (including Other Clients or their portfolio companies) at no charge and, in such cases, the Data Holders may not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone may create incentives for the Firm to cause the Company to invest in portfolio companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Blackstone and Blackstone Credit Strategic Relationships. Blackstone and Blackstone Credit have entered, and it can be expected that Blackstone and Blackstone Credit in the future will enter, into strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with Blackstone or Blackstone Credit (which will afford such investor special rights and benefits) that could incorporate one or more strategies (including, but not limited to, a different sector and/or geographical focus) in addition to the Company’s strategy (“Strategic Relationships”), with terms and conditions applicable solely to such investor and its investment in multiple Blackstone or Blackstone Credit strategies that would not apply to any other investor’s investment in the Company. A Strategic Relationship often involves an investor agreeing to make a capital commitment to or investment in (as applicable) multiple Blackstone or Blackstone Credit Clients, one of which could include the Company. Shareholders will not receive a copy of any agreement memorializing such a Strategic Relationship program (even if in the form of a side letter) and will be unable to elect in the “most-favored-nations” election process any rights or benefits afforded through a Strategic Relationship (for the avoidance of doubt, no further disclosure or reporting information will be shared with the shareholders about any Strategic Relationship). Specific examples of such additional rights and benefits have included and can be expected to include, among others, specialized reporting, discounts or reductions on and/or reimbursements or rebates of management fees or carried interest, secondment of personnel from the investor to Blackstone or Blackstone Credit (or vice versa), rights to participate in the investment review and evaluation process, as well as priority rights or targeted amounts for co-investments alongside Blackstone Credit or Blackstone funds (including, without limitation, preferential or favorable allocation of co-investment and preferential terms and conditions related to co-investment or other participation in Blackstone or Blackstone Credit Clients (including in respect of any carried interest and/or management fees to be charged with respect thereto, as well as any additional discounts, reductions, reimbursements or rebates with respect thereto or other penalties that may result if certain target co-investment allocations or other conditions under such arrangements are not achieved)). Any co-investment that is part of a Strategic Relationship may include co-investment in investments made by the Company. Blackstone, including its personnel (including Blackstone Credit personnel), may, reserve the right to receive compensation from Strategic Relationships and be incentivized to allocate investment opportunities away from the Company to or source investment opportunities for Strategic Relationships. Strategic Relationships will in certain circumstances, result in fewer co-investment opportunities (or reduced or no allocations) being made available to shareholders, subject to the 1940 Act.

Blackstone Value Creation. Blackstone Value Creation is a global platform that is part of Blackstone’s centralized Portfolio Operations Group (the “Portfolio Operations Group”) and seeks to provide access to a range of cost-saving, revenue-generating and best-practice sharing opportunities for Blackstone Credit portfolio companies. The Portfolio Operations Group is organized into seven functional areas, across geographic regions and industry verticals:

Procurement: Blackstone’s group purchasing program harnesses spending from portfolio companies across more than 75 categories, including IT hardware and software, office supplies, shipping, energy and telecommunications.

Healthcare Cost Containment: Blackstone’s Equity Healthcare team partners with portfolio companies to optimize the strategy and value of healthcare spending by reducing cost and improving the quality of healthcare services received by employees and their dependents. Equity Healthcare is one of the largest private sector purchasers of healthcare services in the United States and has helped drive cumulative healthcare cost savings to portfolio companies and strengthened portfolio companies’ ability to attract and retain talent.

Lean Process: The lean process team seeks to drive transformational improvements focused on material and information flows by reducing waste and non-value add activities across manufacturing functions. It develops prescriptive solutions for portfolio companies and aligns with senior leadership to support tailored strategies and guide management teams in executing and sustaining improved workflow processes.

Leadership and Talent: The Portfolio Operations Group employs the following strategies to optimize leadership and organizational performance: (i) delivering fit-for-purpose resources to portfolio companies, which include non-executive chairpersons, board members, advisors, and operating specialists, (ii) strengthening company teams and organizational practices through assisting with restructuring, integrations and growth actions, and (iii) convening conferences for portfolio company executives to share best practices and improve alignment to the Firm.

Sustainability: By improving the operation and maintenance of mechanical systems, the Portfolio Operations Group seeks to reduce energy spend while improving productivity, safety, and environmental performance.

Technology / BPO: Blackstone’s Technology / BPO team helps the portfolio management teams recruit/upgrade their information technology leadership teams; import contemporary operating systems and application software to address their respective business priorities; leverage portfolio investments in technology companies to promote and serve the overall portfolio interests; and evaluate and negotiate preferred partnerships with digital/technology suppliers, advisors, and consultants from around the world.

Data Science: The Firm has invested in a team of data scientists and engineers to help the portfolio companies realize operational efficiencies and drive new revenue through data and analytics. This team focuses on (i) building predictive models to enhance decision making; (ii) leveraging big data within operations; (iii) data visualization to democratize access to information; and (iv) data monetization.

Portfolio Operations Group. Members of Blackstone’s Portfolio Operations Group (including Blackstone Value Creation), who are Blackstone employees, are permitted to provide services to the Company’s portfolio companies, including without limitation those related to the functional areas described above and other similar management consulting, operational and financial matters and are permitted to participate in the Firm co-investment rights. Any payments made or fees paid (which fees or payments may also in certain instances be structured as a reimbursement of internal compensation costs for time spent) by such portfolio companies to Blackstone for services rendered to such portfolio companies will generally be not reduce the management fee payable by the Company. As a result, Blackstone may be incentivized to cause members of the Portfolio Operations Group to spend more time on the Company’s portfolio companies as compared to portfolio companies of Other Clients that do reduce the management fee. On the other hand, there can be no assurance that members of the Portfolio Operations Group will be able to provide their services to portfolio companies and/or that any individuals within the Portfolio Operations Group will remain employed by Blackstone through the life of the Company.

Buying and Selling Investments or Assets from Certain Related Parties. The Company and its portfolio companies may purchase investments or assets from or sell investments or assets to shareholders, other portfolio companies of the Company, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the Company or its portfolio companies, on the one hand, and shareholders, other portfolio companies of the Company, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board of Trustees or any shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone may have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Company to a shareholder, other portfolio companies of the Company, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm will not be required to solicit third party bids or obtain a third party valuation prior to causing the Company or any of its portfolio companies to purchase or sell any asset or investment from or to a shareholder, other portfolio companies of the Company, portfolio company of Other Clients or any of their respective related parties as provided above.

Other Firm Businesses, Activities and Relationships. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, from time to time, the Firm will provide services in the future beyond those currently provided. Shareholders will not receive any benefit from any fees relating to such services.

In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the Company. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests may preclude all Blackstone-affiliated clients, including the Company, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Company. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone comes into possession of information that limits its ability to engage in potential transactions. The Company’s activities are expected to be constrained as a result of the inability of

Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Company’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Company’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading may be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller may permit the Company to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).

The Company may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Company holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Company. Furthermore, it is possible the Company’s interest may be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

In addition, the 1940 Act may limit the Company’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as BDCs under the 1940 Act. As a result of these restrictions, the Company may be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Company.

Blackstone Credit has received an exemptive order that permits certain funds, among other things, to co-invest with certain other persons, including certain affiliates of Blackstone Credit, and certain funds managed and controlled by Blackstone Credit and its affiliates subject to certain terms and conditions. In addition, other present and future activities of the Firm and its affiliates (including Blackstone Credit and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Company’s interests.

Transactions with Clients of Blackstone Insurance Solutions. BIS is a business unit of Blackstone that is comprised of two affiliated registered investment advisers. BIS provides investment advisory services to insurers, including, among others, (i) Fidelity Life Insurance Company and certain of its affiliates (“FGL”), (ii) Everlake Life Insurance Company and certain of its affiliates (“Everlake”), (iii) certain subsidiaries of Corebridge Financial, Inc. (“Corebridge”) and (iv) certain subsidiaries of Resolution Life Group Holdings Ltd. (“Resolution Life”). Certain of the insurers for which BIS provides services are, or may be in the future, owned, directly or indirectly, by Blackstone, the Company, or Other Clients, in whole or in part. Actual or potential conflicts of interest will likely arise in relation to the funds, vehicles or accounts BIS advises or sub-advises, including accounts where an insurer (including, without limitation, each of FGL, Everlake, Corebridge and Resolution Life) participates in investments directly and there is no separate vehicle controlled by Blackstone (collectively, “BIS Clients”). BIS Clients have invested and are expected to continue investing in Other Clients. Certain BIS Clients have investment objectives that overlap with those of the Company (and Blackstone Credit has entered into sub-management agreements with BIS to manage (for a fee, which such fees may be shared with BIS) the assets of certain such BIS clients with respect to investments that overlap in part with the Company’s investment directive) or its portfolio companies and such BIS Clients may invest, as permitted by applicable law and the Company’s co-investment exemptive relief, alongside (or in lieu of) the Company or such portfolio companies in certain investments, which will reduce the investment opportunities otherwise available to the Company or such portfolio companies. BIS Clients will also engage in a variety of activities, including participating in transactions related to the Company and/or its portfolio companies (e.g., as originators, co-originators, counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Company or such portfolio companies). When investing alongside the Company or its portfolio companies or in other transactions related to the Company or its portfolio companies, BIS Clients may not invest or divest at the same time or on the same terms as the Company or the applicable portfolio companies. BIS Clients will also from time to time acquire investments and portfolio companies directly or indirectly from the Company, as permitted by applicable law and the Company’s co-investment exemptive relief. In circumstances where Blackstone Credit determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone, Blackstone Credit or the Adviser implements, the Adviser may determine to proceed with the applicable transaction (subject to oversight by the Board of Trustees and the applicable law to which the Company is subject). In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone reserves the right, in its discretion, to involve independent members of the board of a portfolio company or a third party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Adviser may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. BIS will also from time to time require the applicable BIS Clients participating in a transaction to consent thereto (including in circumstances where the Adviser does not seek the consent of the Board of Trustees). There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest. Moreover, under certain circumstances (e.g., where a BIS Client participates in a transaction directly (and not through a vehicle controlled by Blackstone) and independently consents to participating in a transaction), a BIS Client (or any other Blackstone Client participating via a similar arrangement) will not be an “Affiliate” as defined under the 1940 Act.

Allocation of Portfolios. The Firm will, in certain circumstances, have an opportunity to acquire a portfolio or pool of assets, securities and instruments that it determines should be divided and allocated among the Company and Other Clients. Such allocations generally would be based on the Firm’s assessment of the expected returns and risk profile of each of the assets. For example, some of the assets in a pool may have an opportunistic return profile, while others may have a return profile not appropriate for the Company. Also, a pool may contain both debt and equity instruments that the Firm determines should be allocated to different funds. In all of these situations, the combined purchase price paid to a seller would be allocated among the multiple assets, securities and instruments in the pool and therefore among the Company and Other Clients acquiring any of the assets, securities and instruments, although the Firm could, in certain circumstances, allocate value to the Company and such Other Clients on a different basis than the contractual purchase price. Similarly, there will likely be circumstances in which the Company and Other Clients will sell assets in a single or related transactions to a buyer. In some cases a counterparty will require an allocation of value in the purchase or sale contract, though the Firm could determine such allocation of value is not accurate and should not be relied upon. The Firm will generally rely upon internal analysis to determine the ultimate allocation of value, though it could also obtain third party valuation reports. Regardless of the methodology for allocating value, the Firm will have conflicting duties to the Company and Other Clients when they buy or sell assets together in a portfolio, including as a result of different financial incentives the Firm has with respect to different vehicles, most clearly when the fees and compensation, including performance-based compensation, earned from the different vehicles differ. There can be no assurance that an investment of the Company will not be valued or allocated a purchase price that is higher or lower than it might otherwise have been allocated if such investment were acquired or sold independently rather than as a component of a portfolio shared with Other Clients.

Holding Entities and Tracking Interests. The Firm may determine that for legal, tax, regulatory, accounting, administrative or other reasons the Company should hold an investment (or a portion of a portfolio or pool of assets) through a single holding entity through which one or more Other Clients hold different investments (or a different portion of such portfolio or pool of assets, including where such portfolio or pool has been divided and allocated among the Company and such Other Clients in respect of which the Company does not have the same economic rights, obligations or liabilities. In such circumstances, it is expected that the economic rights, liabilities and obligations in respect of the investment (or portion of a portfolio or pool) that is indirectly held by the Company would be specifically attributed to the Company through tracking interests in such holding entity or back-to-back or other similar contribution or reimbursement agreements or other similar arrangements entered into with such Other Clients, and that the Company would be deemed to hold its Investment (or portion of a portfolio or pool) separately from, and not jointly with, such Other Clients (and vice versa in respect of the investments (or portion of a portfolio or pool) held indirectly through such holding entity by such Other Clients). Furthermore, certain holding structures may require a newly-established manager, advisor, service provider or other entity intended to address certain legal, tax, regulatory, accounting, administrative or other considerations applicable to the Company and/or Other Clients. For example, due to rules, regulations and/or requirements in a particular jurisdiction (e.g., licensing requirements), it may be the case that in order to comply with the foregoing, one Blackstone entity serves a particular role for another Blackstone entity (e.g., as an administrator or other role requiring a license) that it otherwise would not but for the rules, regulations and/or requirements in such jurisdiction. It is possible that the Company will be responsible for the costs and expenses of establishing such holding structure (including any such newly-established entities) prior to, and/or, in anticipation of, Other Clients participating through such structure for their investments and it is expected that such Other Clients reimburse the Company for any such costs and expenses on a pro rata basis.

Other Affiliate Transactions and Investments in Different Levels of Capital Structure. From time to time, the Company and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. While less common, subject to applicable law, from time to time the Company could hold an investment in a different layer of the capital structure than an investor or another party with which Blackstone has a material relationship, in which case Blackstone could have an incentive to cause the Company or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that may be held by such entities. To the extent the Company holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates may be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Company lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Company (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices may be averaged, which may be disadvantageous to the Company. Further conflicts could arise after the Company and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it may not be in the best interests of the Company to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Company might be impaired. Any applicable co-investment exemptive order issued by the SEC may restrict the Company’s ability to participate in follow-on financings. Blackstone Credit may in its discretion take steps to reduce the potential for adversity between the Company and the Other Clients, including causing the Company and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Company and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there may be circumstances where Blackstone Credit agrees to implement certain procedures to ameliorate conflicts of interest that may involve a forbearance of rights relating to the Company or Other Clients, such as where Blackstone Credit may cause the Company or Other Clients to decline to exercise certain control-and/or foreclosure-related rights with respect to a portfolio company.

Further, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities may be an affiliate of the Company for purposes of the 1940 Act and generally the Company will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board of Trustees. However, the Company may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Company’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Company’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board of Trustees and, in some cases, the SEC.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Company, and each shareholder acknowledges and agrees that in some cases, subject to applicable law, a decision by Blackstone Credit to take any particular action could have the effect of benefiting an Other Client and therefore may not have been in the best interests of, and may be adverse to, the Company. There can be no assurance that the return on the Company’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. The shareholders will not receive any benefit from fees paid to any affiliate of the Adviser in respect of any Other Client’s investment portfolio company.

Related Financing Counterparties. The Company may invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Company’s co-investment exemptive order. The Adviser requests in the ordinary course proposals from lenders and other sources to provide financing to the Company and its portfolio companies. Blackstone Credit takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Firm in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of Blackstone, Blackstone Credit and their funds, and such other factors that Blackstone and Blackstone Credit deem relevant under the circumstances. The cost of debt alone is not determinative.

It is possible that shareholders, Other Clients, their portfolio companies, co-investors and other parties with material relationships with the Firm, such as shareholders of and lenders to the Firm and lenders to Other Clients and their portfolio companies (as well as Blackstone itself), could provide additional financing to portfolio companies of the Company, subject to the requirements of the 1940 Act. The Firm could have incentives to cause the Company and its portfolio companies to accept less favorable financing terms from a shareholder, Other Clients, their portfolio companies, Blackstone, and other parties with material relationships with the Firm than it would from a third party. If the Company occupies a different, and in particular, a more senior, position in the capital structure than a shareholder, Other Client, their portfolio companies and other parties with material relationships with Blackstone, Blackstone could have an incentive to cause the Company or portfolio company to offer financing terms that are more favorable to such parties. In the case of a related party financing between the Company or its portfolio companies, on the one hand, and Blackstone or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Adviser could, but is not obligated to, rely on a third party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Adviser could instead rely on its own internal analysis, which the Adviser believes is often superior to third party analysis given the Firm’s scale in the market. If however any of the Firm, the Company, an Other Client or any of their portfolio companies delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Firm related vehicle impacts the market terms. For example, in the case of a loan extended to the Company or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third party participant in the syndicate, it may have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Company. The Adviser does not believe either of these effects is significant, but no assurance can be given to shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Adviser will not seek any consent or approvals from shareholders or the Board of Trustees in the case of any of these conflicts.

The Firm could cause actions adverse to the Company to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Company (e.g., provide financing to a portfolio company, the equity of which is owned by the Company) and, vice versa, actions may be taken for the benefit of the Company and its portfolio companies that are adverse to Other Clients. The Firm could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic rights, by the Company or relevant Other Client (or their respective portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to both normal course ongoing matters (such as consent rights with respect to loan modifications in intercreditor agreements) and also decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Company or relevant Other Client (or their respective portfolio companies, as the case may be) to hold only a non-controlling interest in any such portfolio company, (iii) retaining a third party loan servicer, administrative agent or other agent to make decisions on behalf of the Company or relevant Other Client (or their respective portfolio companies, as the case may be), or (iv) create groups of personnel within the Firm separated by information barriers (which may be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Company or its portfolio companies, the Firm may decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Firm would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants. The efficacy of following the vote of third-party creditors will be limited in circumstances where the Company or Other Client acquires all or substantially all of a relevant instrument, tranche or class of securities.

In connection with negotiating loans and bank financings in respect of Blackstone Credit-sponsored transactions, Blackstone Credit will generally obtain the right to participate (for its own account or an Other Client) in a portion of the financings with respect to such Blackstone Credit-sponsored transactions on the same terms negotiated by third parties with the Firm or other terms the Adviser determines to be consistent with the market. Although the Firm could rely on third parties to verify market terms, the Firm may nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Company and its portfolio companies receive market terms.

In addition, it is anticipated that in a bankruptcy proceeding the Company’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Company. For example, an Other Client that has provided debt financing to an investment of the Company may take actions for its benefit, particularly if the Company’s investment is in financial distress, which adversely impact the value of the Company’s subordinated interests.

Although Other Clients can be expected to provide financing to the Company and its portfolio companies subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular investment. Participation by Other Clients in some but not all financings of the Company and its portfolio companies may adversely impact the ability of the Company and its portfolio companies to obtain financing from third parties when Other Clients do not participate, as it may serve as a negative signal to market participants.

Any financing provided by a shareholder or an affiliate to the Company or a portfolio company is not an investment in the Company.

The respective investment programs of the Company and the Other Clients may or may not be substantially similar. Blackstone Credit and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Company, even though their investment objectives may be the same as or similar to those of the Company. While Blackstone Credit will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Company and may affect the prices and availability of the securities and instruments in which the Company invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Company and Other Clients. In any event, it is the policy of Blackstone Credit to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit, in its sole discretion, to be fair and equitable over time.

Conflicting Fiduciary Duties to Debt Funds. Other Clients include funds and accounts that make investments in senior secured loans, distressed debt, subordinated debt, high-yield securities, commercial mortgage-backed securities and other debt instruments. As discussed above, it is expected that these Other Clients or investors therein will be offered the opportunity, subject to applicable law, to provide financing with respect to investments made by the Company and its portfolio companies. The Firm owes a fiduciary duty and/or other obligations to these Other Clients as well as to the Company and will encounter conflicts in the exercise of these duties and/or obligations. For example, if an Other Client purchases high-yield securities or other debt instruments of a portfolio company of the Company, or otherwise occupies a senior (or other different) position in the capital structure of an investment relative to the Company, the Firm will encounter conflicts in providing advice to the Company and to these Other Clients with regard to appropriate terms of such high-yield securities or other instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies, among other matters. For example, in a bankruptcy proceeding, in circumstances where the Company holds an equity investment in a portfolio company, the holders of such portfolio company’s debt instruments (which may include one or more Other Clients) may take actions for their benefit (particularly in circumstances where such portfolio company faces financial difficulties or distress) that subordinate or adversely impact the value of the Company’s investment in such portfolio company. More commonly, the Company could hold an investment that is senior in the capital structure, such as a debt instrument, to an Other Client. Although measures described in “Related Financing Counterparties” above can mitigate these conflicts, they cannot completely eliminate them.

Similarly, certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the Company or its portfolio companies. The trading activities of those vehicles may differ from or be inconsistent with activities that are undertaken for the account of the Company or its portfolio companies in any such securities or related securities. In addition, the Company may not pursue an investment in a portfolio company otherwise within the investment mandate of the Company as a result of such trading activities by Other Clients.

Other Blackstone and Blackstone Credit Clients; Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Adviser, Blackstone Credit and Blackstone provide investment management, advisory and sub-advisory services to the Company and Other Clients.
Blackstone Credit and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Company, even though their investment objectives may be the same as or similar to those of the Company. Blackstone Credit has adopted guidelines and policies, which can be expected to update from time to time, regarding allocation of investment opportunities. While Blackstone Credit will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Company and may affect the prices and availability of the securities and instruments in which the Company invests. Participation in specific investment opportunities may be appropriate, at times, for both the Company and Other Clients. Blackstone Credit provides investment management services to Other Blackstone Credit Clients. In addition, Blackstone provides investment management services to Blackstone Clients. Blackstone Credit will share appropriate investment opportunities (and sale opportunities) (including, without limitation, secondary market transactions and certain syndicated primary issuance transactions (which generally will not be originated investments)) with Other Clients and the Company in accordance with Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions held by the Company and the applicable Other Clients), taking into account actual and anticipated capital commitments, available cash, asset-based leverage and relative capital of the Company and the applicable Other Clients and such other factors as Blackstone Credit determines in good faith to be appropriate.

To the extent an opportunity is shared with one or more Other Clients, Blackstone Credit expects that such Other Clients generally will invest on substantially the same economic terms available to the Company (including sharing of transaction fees and expenses) and generally will exit Investments at the same time and on substantially the same economic terms as the Company, and on a pro rata basis with the Company subject to legal, tax, regulatory, accounting or applicable considerations (including the terms of the governing agreements of, or portfolio management considerations applicable to, the Company or such Other Clients); provided that the Company may syndicate a portion of an investment where Other Clients do not also syndicate a portion of the investment.

Allocation Methodology Considerations. Notwithstanding the foregoing, Blackstone Credit may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities: (i) the risk-return and target return profile of the proposed investment relative to the Company’s and the Other Clients’ current risk profiles; (ii) the Company’s and/or the Other Clients’ investment strategies, mandates, guidelines, limitations, restrictions, terms and objectives (including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings), other contractual provisions (including Other Clients with minimum allocation provisions), focus (including investment focus on a classification attributable to an investment, such as maturity), parameters and investor preferences of the Company and the Other Clients (including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts or other investment vehicles (whether now in existence or which may be established in the future)) with similar investment strategies and objectives); (iii) diversification and concentration considerations in the Company’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector, geography, region, location, market or issuer imbalance in the Company’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro rata investment positions in the portfolio of the Company and Other Clients; (iv) liquidity considerations of the Company and the relevant Other Clients, (including warehouse vehicles or arrangements (such as CLO warehouses and Blackstone-controlled or third party warehouse arrangements) established for the benefit of current Other Clients or potential future Other Clients), including during a ramp-up (which includes the period prior to or after the initial closing of an Other Client during which its manager is deploying funds already invested or committed (or that its manager anticipates will be invested or committed) and can continue for a period during an Other Client’s fundraising and/or acceptance of future subscriptions as deemed appropriate by the Firm, including to protect against zero or de minimis allocations or in anticipation of future subscriptions) or wind-down of one or more of the Company or such Other Clients, proximity to the end of the Company’s or Other Clients’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) legal, tax, accounting and other considerations or consequences; (vi) regulatory or contractual provisions, obligations, terms, limitations, restrictions or consequences relating to the Company or Other Clients (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the Company or Other Clients); (vii) avoiding a de minimis or odd lot allocation; (viii) availability and degree of leverage and any requirements or other terms of the investment, or of any existing leverage facilities; (ix) the Company’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, location, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Company or such Other Clients; (xi) the management of any actual or potential conflict of interest; (xii) with respect to investments that are made available to Blackstone Credit by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available for the Company and all Other Clients; (xiii) co-investment arrangements, (xiv) available capital of the Company and such Other Clients, (xv) sourcing of the investment, (xvi) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment, (xvii) expected investment return, (xviii) expected cash characteristics (such as cash-on-cash yield, distribution rates or volatility of cash flows), (xix) capital expenditure required as part of the investment, (xx) portfolio diversification and concentration concerns (including, but not limited to, whether a particular fund already has its desired exposure to the investment, sector, industry, geographic region or markets in question), (xxi) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment), (xxii) timing expected to be necessary to execute an investment, (xxiii) whether Blackstone Credit believes that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the Company, Other Clients and/or Blackstone and (xxiv) any other considerations deemed relevant by Blackstone Credit in good faith.

Blackstone Credit shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Company if Blackstone Credit determines in good faith that such opportunity (or portion thereof) should not be presented to the Company, including for any one or a combination of the reasons described above, or if Blackstone Credit is otherwise restricted from presenting such investment opportunity to the Company.

Investment Alongside Regulated Funds In addition, Blackstone Credit has received an exemptive order from the SEC that permits certain existing and future Regulated Funds that are Other Blackstone Credit Clients, including BXSL, among other things, to co-invest with certain other persons, including certain affiliates of Blackstone Credit, and certain funds managed and controlled by Blackstone Credit and its affiliates, including the Company and Other Blackstone Credit Clients, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within certain established investment criteria of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). In the event that the aggregate targeted investment sizes of the Company, such Other Blackstone Credit Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, allocation of such investment opportunity to each of the Company, such Other Blackstone Credit

Clients and Regulated Fund(s) will be reduced proportionately based on their respective “available capital” as defined in the co-investment exemptive order, which may result in allocation to the Company in an amount less than what it would otherwise have been if such Other Blackstone Credit Client(s) and Regulated Fund(s) did not participate in such investment opportunity. The co-investment exemptive order also restricts the ability of the Company (or any such Other Blackstone Credit Client) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Company may be unable to make investments in different parts of the capital structure of the same issuer in which a Regulated Fund has invested or seeks to invest, and Regulated Funds may be unable to make investments in different parts of the capital structure of the same issuer in which the Company has invested or seeks to invest. Relevant 1940 Act restrictions and related guidance from the SEC and/or the exemptive order, or other similar or related considerations, also may restrict the ability of the Company to participate in certain transactions or take certain actions relating to investments in portfolio companies in which a Regulated Fund has also invested (whether before or after the Company’s investment therein), including but not limited to declining to vote or exercise its rights with respect to any such investment (which may result in the Company foregoing a consent fee or similar compensation), declining to participate in a follow-on investment or selling an investment to avoid potential violations of the 1940 Act and/or related rules thereunder or for other reasons. There may be adverse effects to the Company’s interests in an investment as a result, including dilution of the Company’s investment in an issuer, diminution of value of the Company’s investment and/or the Company being put in a disadvantageous position with respect to the investment as compared to Other Blackstone Credit Clients, including Regulated Funds. The determination as to whether the Company participates or declines to participate in any such action or transaction will be made by the Investment Adviser in its sole discretion and will take into account the Investment Adviser’s interests in compliance with the 1940 Act, related rules thereunder and/or the exemptive order and there can be no assurance that any such determination will be resolved in favor of the Company’s interests. Any determination relating to any such action or transaction (or any other determination relating to a vote, consent, approval or similar action in respect of any such investment) will, if the Investment Adviser so determines in its sole discretion taking into account its and its affiliates’ interests in compliance with the 1940 Act, related rules thereunder and/or the exemptive order, be made by an Independent Client Representative (in lieu of the Investment Adviser), and there can be no assurance that any such determination will be resolved in favor of the Company’s interests. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change, and Blackstone Credit could undertake to amend the exemptive order (subject to SEC approval), obtain additional exemptive relief, or otherwise be subject to other requirements in respect of co-investments involving the Company, any Other Blackstone Credit Client and any Regulated Funds, any of which may impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made to the Company.

Moreover, with respect to Blackstone Credit’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Company and one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit believes in good faith to be fair and reasonable), Blackstone Credit and Blackstone have established general guidelines and policies, which it may update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented” or infrastructure investments, guidance regarding allocation for certain types of investments (e.g., distressed assets) and other matters. In addition, certain Other Clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions may result in the Company or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments.

Additionally, investment opportunities sourced by Blackstone Credit will be allocated in accordance with Blackstone’s and Blackstone Credit’s allocation policies, which may provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and Blackstone Credit believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from Blackstone Credit and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit, the Company and Other Blackstone Credit Clients.

When Blackstone Credit determines not to pursue some or all of an investment opportunity for the Company that would otherwise be within the Company’s objectives and strategies, and Blackstone or Blackstone Credit provides the opportunity or offers the opportunity to Other Clients, Blackstone or Blackstone Credit, including their personnel (including Blackstone Credit personnel), can be expected to receive compensation from the Other Clients, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Company to Blackstone Credit. As a result, Blackstone Credit (including Blackstone Credit personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Company to or source investment opportunities for Other Clients. In addition, in some cases Blackstone or Blackstone Credit can be expected to earn greater fees when Other Clients participate alongside or instead of the Company in an investment.

Blackstone Credit makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit, or circumstances not foreseen by Blackstone Credit at the time of allocation, may cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit expects to be consistent with the Company’s return objectives will, in certain circumstances, fail to achieve them.

The Adviser may, but will be under no obligation to, provide co-investment opportunities relating to investments made by the Company to Fund shareholders, Other Clients, investors in such Other Clients, subject to the Company’s exemptive relief and the 1940 Act. Such co-investment opportunities may be offered to such parties in the Adviser’s discretion subject to the Company’s exemptive relief. From time to time, Blackstone Credit may form one or more funds or accounts to co-invest in transactions with the Company (or transactions alongside any of the Company and one or more Other Clients). Furthermore, for the avoidance of doubt, to the extent that the Company has received its target amount in respect of an investment opportunity, any remaining portion of such investment opportunity initially allocated to the Company may be allocated to Other Clients or to co-investors in Blackstone Credit’s discretion pursuant to the Company’s exemptive relief.

Orders may be combined for the Company and other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit or its affiliates consider equitable.

Additionally, it can be expected that the Firm will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, that, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or Blackstone Credit may pay management fees and performance-based compensation in connection with such arrangements. Blackstone or Blackstone Credit may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of these rebates may relate to allocations of co-investment opportunities and increase if certain co-investment allocations are not made. While it is possible that the Company will, along with the Firm itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise be presented to or made by the Company would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties, either as a contractual obligation or otherwise, resulting in fewer opportunities (or reduced allocations) being made available to the Company and/or shareholders. This means that co-investment opportunities that are sourced by the Company may be allocated to investors that are not shareholders. For example, a firm with which the Firm has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Company and any such firm.

Certain Investments Inside the Company’s Mandate that are not Pursued by the Company. Under certain circumstances, Blackstone or Blackstone Credit can be expected to determine not to pursue some or all of an investment opportunity within the Company’s mandate, including without limitation, as a result of business, reputational or other reasons applicable to the Company, Other Clients, their respective portfolio companies or Blackstone. In addition, Blackstone Credit will, in certain circumstances, determine that the Company should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Company has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by Blackstone Credit in its good faith discretion, or the investment is not appropriate for the Company for other reasons as determined by Blackstone Credit in its good faith reasonable sole discretion. In any such case Blackstone or Blackstone Credit could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or shareholders of the Company or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients may be advised by a different Blackstone or Blackstone Credit business group with a different investment committee, which could determine an investment opportunity to be more attractive than Blackstone Credit believes to be the case. In any event, there can be no assurance that Blackstone Credit’s assessment will prove correct or that the performance of any investments actually pursued by the Company will be comparable to any investment opportunities that are not pursued by the Company. Blackstone and Blackstone Credit, including their personnel, may receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Company to Blackstone Credit. In some cases, Blackstone or Blackstone Credit earns greater fees when Other Clients participate alongside or instead of the Company in an investment.

Cross Transactions. Situations can arise where certain assets held by the Company are transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Company and applicable law, including the 1940 Act.

Co-Investment. The Company will co-invest with its shareholders, limited partners and/or shareholders of the Other Clients, the Firm’s affiliates and other parties with whom Blackstone Credit has a material relationship. The allocation of co-investment opportunities is entirely and solely in the discretion of Blackstone Credit, subject to applicable law. In addition to participation by Consultants in specific transactions or investment opportunities, Consultants and/or other Firm employees may be permitted to participate in the Firm’s side-by-side co-investment rights. Such rights generally do not provide for an advisory fee or carried interest payable by participants therein and generally result in the Company being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side. Furthermore, Other Clients will be permitted (or have a preferred right) to participate in the Firm’s side-by-side co-investment rights.

In certain circumstances, Blackstone Credit will determine that a co-investment opportunity should be offered to one or more third parties (such investors, “Co-Investors”) and will maintain sole discretion with respect to which Co-Investors are offered any such opportunity. It is expected that many investors who may have expressed an interest in co-investment opportunities will not be allocated any co-investment opportunities or may receive a smaller amount of co-investment opportunities than the amount requested. Furthermore, co-investments offered by Blackstone Credit will be on such terms and conditions (including with respect to advisory fees, performance-based compensation and related arrangements and/or other fees applicable to co-investors) as Blackstone Credit determines to be appropriate in its sole discretion on a case-by-case basis, which may differ amongst co-investors with respect to the same co-investment. In addition, the performance of Other Clients co-investing with the Company is not considered for purposes of calculating the carried interest payable by the Company to the Adviser. Furthermore, the Company and co-investors will often have different investment objectives and limitations, such as return objectives and maximum hold period. Blackstone Credit, as a result, will have conflicting incentives in making decisions with respect to such opportunities. Even if the Company and any such parties invest in the same securities on similar terms, conflicts of interest will still arise as a result of differing investment profiles of the investors, among other items.

a.

General Co-Investment Considerations: There are expected to be circumstances where an amount that would otherwise have been invested by the Company is instead allocated to co-investors (who may or may not be shareholders of the Company or limited partners of Other Clients) or supplemental capital vehicles, and there is no guarantee that any shareholders will be offered any particular co-investment opportunity. Each co-investment opportunity (should any exist) is likely to be different, and allocation of each such opportunity will depend on the facts and circumstances specific to that unique situation (e.g., timing, industry, size, geography, asset class, projected holding period, exit strategy and counterparty). Different situations will require that the various facts and circumstances of each opportunity be weighted differently, as Blackstone Credit deems relevant to such opportunity. Such factors are likely to include, among others, whether a co-investor adds strategic value, industry expertise or other similar synergies; whether a potential co-investor has expressed an interest in evaluating co-investment opportunities; whether a potential co-investor has an overall strategic relationship with the Firm; whether a potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of Blackstone, Blackstone Credit, the Company, Other Clients or other co-investments (including whether a potential co-investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits to the Company or Other Clients and their respective underlying portfolio companies, or whether the potential co-investor has significant capital under management by the Firm or intends to increase such amount); the ability of a potential co-investor to commit to a co-investment opportunity within the required timeframe of the particular transaction; Blackstone Credit’s assessment of a potential co-investor’s ability to invest an amount of capital that fits the needs of the investment (taking into account the amount of capital needed as well as the maximum number of investors that can realistically participate in the transaction); whether the co-investor is considered “strategic” to the investment because it is able to offer the Company certain benefits, including but not limited to, the ability to help consummate the investment, the ability to aid in operating or monitoring the portfolio company or the possession of certain expertise; the transparency, speed and predictability of the potential co-investor’s investment process; whether the Firm has previously expressed a general intention to seek to offer co-investment opportunities to such potential co-investor; whether a potential co-investor has the financial and operational resources and other relevant wherewithal to evaluate and participate in a co-investment opportunity; the familiarity the Firm has with the personnel and professionals of the investor in working together in investment contexts (which may include such potential co-investor’s history of investment in other Firm co-investment opportunities); the extent to which a potential co-investor has committed to an Other Client; the size of such potential co-investor’s interest to be held in the underlying portfolio company as a result of the Company’s investment (which is likely to be based on the size of the potential co-investor’s capital commitment or investment in the Company); the extent to which a potential co-investor has been provided a greater amount of co-investment opportunities relative to others; the ability of a potential co-investor to invest in potential add-on acquisitions for the portfolio company or participate in defensive investments; the likelihood that the potential co-investor would require governance rights that would complicate or jeopardize the transaction (or, alternatively, whether the investor would be willing to defer to the Firm and assume a more passive role in governing the portfolio company); any interests a potential co-investor may have in any competitors of the underlying portfolio company; the tax profile of the potential co-investor and the tax characteristics of the investment (including whether the potential co-investor would require particular structuring implementation or covenants that would not otherwise be required but for its participation or whether such co-investor’s participation is beneficial to the overall structuring of the investment); whether a potential co-investor’s participation in the transaction would subject the Company and/or the portfolio company to additional regulatory requirements, review and/or scrutiny, including any necessary governmental approvals required to consummate the investment; the potential co-investor’s interaction with the potential management team of the portfolio company; whether the potential co-investor has any existing positions in the portfolio company (whether in the same security in which the Company is investing or otherwise); whether there is any evidence to suggest that there is a heightened risk with respect to the potential co-investor maintaining confidentiality; whether the potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of the Company, other affiliated funds and/or other co-investments, including the size of such commitment; whether the potential co-investor has any known investment policies and restrictions, guideline limitations or investment objectives that are relevant to the transaction, including the need for distributions; whether the expected holding period and risk-return profile of the investment is consistent with the stated goals of the investor; and such other factors as the Adviser deems relevant and believes to be appropriate under the circumstances. Furthermore, in connection with any such co-investment by third-party co-investors, the Adviser may establish one or more investment vehicles managed or advised by the Firm to facilitate such co-investors’ investment alongside the Company. The factors listed in the foregoing sentence are neither presented in order of importance nor weighted, except that Blackstone Credit has historically primarily relied upon the following two factors in making the determination to offer co-investment opportunities to co-investors: (i) whether the potential co-investor has demonstrated a long-term and/or continuing commitment to the potential success of the Company (including whether a potential co-investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits to the Company or Other Clients and their respective underlying portfolio companies), other affiliated funds, and/or other co-investments, including the size of any such commitment and fee revenue or profits generated for the benefit of Blackstone Credit or Blackstone as a result thereof and (ii) the ability of a potential co-investor to process a co-investment decision within the required timeline of the particular transaction. Except as otherwise described herein, co-investors generally will not share Broken Deal Expenses with the Company and Other Clients, with the result that the Company and such Other Clients will bear all such Broken Deal Expenses, and such expenses may be significant. However, the Adviser does not intend to offer any such co-investment opportunities to shareholders in their capacity as shareholders. Blackstone Credit may (but is not required to) establish co-investment vehicles (including dedicated or “standing” co-investment vehicles) for one or more investors (including third party investors and investors in the Company) in order to co-invest alongside the Company in one or more future investments. The existence of these vehicles could reduce the opportunity for other shareholders to receive allocations of co-investment. In addition, the allocation of investments to Other Clients, including as described under “Other Blackstone and Blackstone Credit Clients; Allocation of Investment Opportunities” herein, may result in fewer co-investment opportunities (or reduced allocations) being made available to shareholders.

b.

Additional Potential Conflicts of Interest with respect to Co-Investment; Strategic Relationships Involving Co-Investment: In addition, the Adviser and/or its affiliates will in certain circumstances be incentivized to offer certain potential co-investors (including, by way of example, as a part of an overall strategic relationship with the Firm) opportunities to co-invest because the extent to which any such co-investor participates in (or is offered) co-investment opportunities may impact the amount of performance-based compensation and/or management fees or other fees paid by the co-investor. The amount of carried interest or expenses charged and/or management fees paid by the Company may be less than or exceed such amounts charged or paid by co-investment vehicles pursuant to the terms of such vehicles’ partnership agreements and/or other agreements with co-investors, and such variation in the amount of fees and expenses may create an economic incentive for Blackstone Credit to allocate a greater or lesser percentage of an investment opportunity to the Company or such co-investment vehicles or co-investors, as the case may be. In addition, other terms of existing and future co-investment vehicles may differ materially, and in some instances may be more favorable to Blackstone Credit, than the terms of the Company, and such different terms may create an incentive for Blackstone Credit to allocate a greater or lesser percentage of an investment opportunity to the

Company or such co-investment vehicles, as the case may be. Such incentives will from time to time give rise to conflicts of interest, and there can be no assurance that such conflicts of interest will be resolved in favor of the Company. Accordingly, any investment opportunities that would have otherwise been offered or allocated, in whole or in part, to the Company may be reduced and made available to co-investment vehicles. Co-investments may be offered by the Adviser on such terms and conditions as the Adviser determines in its discretion on a case-by-case basis.

Fund Co-Investment Opportunities. As a BDC regulated under the 1940 Act, the Company is subject to certain limitations relating to co-investments and joint transactions with affiliates, which likely will in certain circumstances limit the Company’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Company’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment exemptive order issued by the SEC, the Company may co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for the Company and one or more of such Other Clients. Even if the Company and any such Other Clients and/or co-investment or other vehicles invest in the same securities, conflicts of interest may still arise.

We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict our ability to enter into follow-on investments or other transactions. Pursuant to such order, we may co-invest in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. We may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

Investments in Portfolio Companies Alongside Other Clients. From time to time, the Company will co-invest with Other Clients (including co-investment or other vehicles in which the Firm or its personnel invest and that co-invest with such Other Clients) in investments that are suitable for both the Company and such Other Clients, as permitted by applicable law and/or any applicable SEC-granted order. Even if the Company and any such Other Clients invest in the same securities or loans, conflicts of interest may still arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Company and such other funds and vehicles may not be the same. Additionally, the Company and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Blackstone Credit, as a result, may have conflicting goals with respect to the price and timing of disposition opportunities. As such, subject to applicable law and any applicable order issued by the SEC, the Company and/or such Other Clients may dispose of any such shared investment at different times and on different terms.

Firm Involvement in Financing of Third Party Dispositions by the Company. The Company is permitted from time to time dispose of all or a portion of an investment by way of accepting a third-party purchaser’s bid where the Firm or one or more Other Clients is providing financing as part of such bid or acquisition of the investment or underlying assets thereof. This generally would include the circumstance where the Firm or one or more Other Clients is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from the Company. Such involvement of the Firm or one or more Other Clients as such a provider of debt financing in connection with the potential acquisition of portfolio investments by third parties from the Company may give rise to potential or actual conflicts of interest.

Self-Administration of the Company. Blackstone Credit expects to provide certain fund administration services to the Company rather than engage or rely on a third party administrator to perform such services. The costs for providing these services are not included in the management fee under the Investment Advisory

Agreement and will be paid separately by the Company. Blackstone Credit also reserves the right to charge the Company a reduced rate for these services, or to reduce or waive such charges entirely, subject to the 1940 Act. Blackstone Credit’s ability to determine the reimbursement obligation from the Company creates a conflict of interest. Blackstone Credit addresses this conflict by reviewing its fund administration costs to ensure that it is comparable and fair with regard to equivalent services performed by a non-affiliated third party at a rate negotiated on an arm’s length basis. The Board of Trustees periodically reviews the reimbursement obligation.

Outsourcing. Subject to the oversight and, in certain circumstances, approval by the Board of Trustees of the Company, Blackstone may outsource to third parties many of the services performed for the Company and/or its portfolio entities, including services (such as administrative, legal, accounting, tax or other related services) that can be or historically have been performed in-house by Blackstone and its personnel. For certain third-party service providers, the fees, costs and expenses of such service providers will be borne by the Company, and in other circumstances, the fees, costs and expenses of such service providers will be borne by Blackstone. Certain third- party service providers and/or their employees will dedicate substantially all of their business time to the Company, Other Clients and/or their respective portfolio entities, while others will have other clients. In certain cases, third- party service providers and/or their employees may spend a significant amount of time at Blackstone offices, have dedicated office space at Blackstone, receive administrative support from Blackstone personnel or participate in meetings and events for Blackstone personnel, even though they are not Blackstone employees or affiliates. This creates a conflict of interest because Blackstone will have an incentive to outsource services to third parties due to a number of factors, including because retaining third parties will reduce Blackstone’s internal overhead and compensation costs for employees who would otherwise perform such services in-house.

The involvement of third-party service providers may present a number of risks due to Blackstone’s reduced control over the functions that are outsourced. There can be no assurances that Blackstone will be able to identify, prevent or mitigate the risks of engaging third-party service providers. The Company may suffer adverse consequences from actions, errors or failures to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them. Outsourcing may not occur uniformly for all Blackstone managed vehicles and accounts and, accordingly, certain costs may be incurred by (or allocated to) the Company through the use of third-party service providers that are not incurred by (or allocated to) Other Clients.

Material, Non-Public Information. Blackstone Credit will come into possession of confidential information with respect to an issuer and other actual or prospective portfolio companies. Blackstone Credit can be restricted from buying, originating or selling securities, loans, or derivatives on behalf of the Company until such time as the information becomes public or is no longer deemed material such that it would preclude the Company from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Company will be on a need-to-know basis only, and the Company may not be free to act upon any such information. Therefore, the Company will not always have access to confidential information in the possession of Blackstone Credit that might be relevant to an investment decision to be made for the Company. In addition, Blackstone Credit, in an effort to avoid buying or selling restrictions on behalf of the Company or Other Clients, can choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Company, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Company.

Break-up and other Similar Fees. Break-up or topping fees with respect to the Company’s investments can be paid to Blackstone Credit. Alternatively, the Company could receive the break-up or topping fees directly. Break-up or topping fees paid to Blackstone Credit or the Company in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Company, as determined by Blackstone Credit to be appropriate in the circumstances. Generally, Blackstone Credit would not allocate break-up or topping fees with respect to a potential investment to the Company, an Other Client or co-investment vehicle unless such person would also share in Broken Deal Expenses related to the potential investment. With respect to fees received by Blackstone Credit relating to the Company’s investments or from unconsummated transactions, shareholders will not receive the benefit of any fees relating to the Company’s investments (including, without limitation, as described above). In the case of fees for services as a director of a portfolio company, the management fee will not be reduced to the extent any Firm personnel continues to serve as a director after the Company has exited (or is in the process of exiting) the applicable portfolio company and/or following the termination of such employee’s employment with the Firm. For the avoidance of doubt, although the financial advisory and restructuring business of Blackstone has been spun out, to the extent any investment banking fees, consulting (including management consulting) fees, syndication fees, capital markets syndication and advisory fees (including underwriting fees), origination fees, servicing fees, healthcare consulting / brokerage fees, fees relating to group purchasing, financial advisory fees and similar fees for arranging acquisitions and other major financial restructurings, loan servicing and/or other types of insurance fees, operations fees, financing fees, fees for asset services, title insurance fees, and other similar fees and annual retainers (whether in cash or in kind) are received by Blackstone, such fees will not be required to be shared with the Company or the shareholders and will not reduce the management fee payable by the Company.

Broken Deal Expenses. Any expenses that may be incurred by the Company for actual investments as described herein may also be incurred by the Company with respect to broken deals (i.e., investments that are not consummated) (“Broken Deal Expenses”). Blackstone Credit is not required to and in most circumstances will not seek reimbursement of Broken Deal Expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors. Examples of such Broken Deal Expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, travel and entertainment expenses incurred, costs of negotiating co-investment documentation, and legal, accounting, tax and other due diligence and pursuit costs and expenses and broken deal expenses associated with services provided by portfolio companies, which may include expenses incurred prior to the commencement of the Company’s investment activities. Any such Broken Deal Expenses could, in the sole discretion of Blackstone Credit, be allocated solely to the Company and not to Other Clients or co-investment vehicles that could have made the investment, even when the Other Client or co-investment vehicle commonly invests alongside the Company in its investments or the Firm or Other Clients in their investments. In such cases, the Company’s shares of expenses would increase. In the event Broken Deal Expenses are allocated to an Other Client or a co-investment vehicle, Blackstone Credit or the Company will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Client or co-investment vehicle, as applicable.

Other Firm Business Activities. The Firm, Other Clients, their portfolio companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Company and its portfolio companies, such as fees for asset management (including, without limitation, management fees and carried interest/incentive arrangements), development and property management; portfolio operations support (such as those provided by Blackstone’s Portfolio Operations Group); arranging, underwriting (including without limitation, evaluation regarding value creation opportunities and ESG risk mitigation); syndication or refinancing of a loan or investment (or other additional fees, including acquisition fees, loan modification or restructuring fees); servicing; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; investment banking and capital markets services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement; brokerage; solutions and risk management services; data extraction and management products and services; fees for monitoring and oversight of loans or title insurance provided to portfolio companies or third parties; and other products and services. For example, the Firm or Other Clients may, directly or indirectly through a portfolio entity, from time to time acquire loans or other assets for the purpose of syndicating some or all the assets to the Company and/or Other Clients, and may receive syndication or other fees in connection therewith. Such parties will also provide products and services for fees to the Firm, Other Clients and their portfolio companies, and their personnel and related parties, as well as third parties. Through its innovations group, Blackstone incubates businesses that can be expected to provide goods and services to the Company (subject to the requirements of the

1940 Act and applicable guidance) and Other Clients and their portfolio companies, as well as other Firm-related parties and third parties. By contracting for a product or service from a business related to the Firm, the Company and its portfolio companies would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Company or shareholders and could benefit the Firm directly and indirectly. Also, the Firm, Other Clients and their portfolio companies, and their personnel and related parties may receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Company and its portfolio companies. The Company and its portfolio companies will incur expenses in negotiating for any such fees and services, which will be treated as Fund Expenses. In addition, the Firm may receive fees associated with capital invested by co-investors relating to investments in which the Company participates or otherwise, in connection with a joint venture in which the Company participates (subject to the 1940 Act) or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Firm performs services. Finally, the Firm and its personnel and related parties will, in certain circumstances, also receive compensation in connection with origination activities, referrals and other related activities of such business, and unconsummated transactions.

The Company will, as determined by Blackstone Credit and as permitted by the governing fund documents, bear the cost of fund administration, in house legal, tax planning and other related services provided by Firm personnel and related parties to the Company and its portfolio companies, including the allocation of their compensation and related overhead otherwise payable by the Firm, or pay for their services at market rates, as discussed above in “Self-Administration of the Company.” Such allocations or charges can be based on any of the following methodologies: (i) requiring personnel to periodically record or allocate their historical time spent with respect to the Company or the Firm approximating the proportion of certain personnel’s time spent with respect to the Company, and in each case allocating their compensation and allocable overhead based on time spent, or charging their time spent at market rates, (ii) the assessment of an overall dollar amount (based on a fixed fee or percentage of assets under management) that the Firm believes represents a fair recoupment of expenses and a market rate for such services or (iii) any other similar methodology determined by the Firm to be appropriate under the circumstances. Certain Firm personnel will provide services to few, or only one, of the Company and Other Clients, in which case the Firm could rely upon rough approximations of time spent by the employee for purposes of allocating the salary and overhead of the person if the market rate for services is clearly higher than allocable salary and overhead. However, any methodology (including the choice thereof) involves inherent conflicts and may result in incurrence of greater expenses by the Company and its portfolio companies than would be the case if such services were provided by third parties.

Blackstone Credit, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Company or a portfolio company to a third party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, Blackstone Credit, Other Clients and their portfolio companies, and their affiliates, personnel and related parties may acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.

Blackstone Credit does not have any obligation to ensure that fees for products and services contracted by the Company or its portfolio companies are at market rates unless the counterparty is considered an affiliate of the Firm and given the breadth of the Firm’s investments and activities Blackstone Credit may not be aware of every commercial arrangement between the Company and its portfolio companies, on the one hand, and the Firm, Other Clients and their portfolio companies, and personnel and related parties of the foregoing, on the other hand.

Except as set forth above, the Company and shareholders will not receive the benefit (e.g., through a reduction to the management fee or otherwise) of any fees or other compensation or benefit received by Blackstone Credit, its affiliates or their personnel and related parties. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Other Firm Business Activities.”)

Securities and Lending Activities. Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or may otherwise act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by the Company and its portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements may be on a firm commitment basis or may be on an uncommitted “best efforts” basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone may also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by portfolio companies. There may also be circumstances in which the Company commits to purchase any portion of such issuance from the portfolio company that a Blackstone broker-dealer intends to syndicate to third parties. As a result thereof, subject to the limitations of the 1940 Act, Blackstone may receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will, from time to time, act as the managing underwriter, or a member of the underwriting syndicate or broker for the Company or its portfolio companies, or as dealer, broker or advisor to a counterparty to the Company or a portfolio company, and purchase securities from or sell securities to the Company, Other Clients or portfolio companies of the Company or Other Clients or advise on such transactions. Blackstone will also from time to time, on behalf of the Company or other parties to a transaction involving the Company or its portfolio companies, effect transactions, including transactions in the secondary markets that result in commissions or other compensation paid to Blackstone by the Company or its portfolio companies or the counterparty to the transaction, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment vehicles. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets advisory fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) fees and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Client or its portfolio companies are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Company. In addition, the management fee with respect to a shareholder generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the Company and the other parties to those transactions to the extent it receives commissions, discounts or other compensation from such other parties. The Board of Trustees, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a Blackstone broker-dealer acts as an underwriter, as broker for the Company, or as dealer, broker or advisor, on the other side of a transaction with the Company only where the Board of Trustees believes in good faith that such transactions are appropriate for the Company and, by executing a subscription agreement for shares in the Company, a shareholder consents to all such transactions, along with the other transactions involving conflicts of interest described herein, to the fullest extent permitted by law.

When Blackstone serves as underwriter with respect to securities of the Company or its portfolio companies, the Company and such portfolio companies could from time to time be subject to a “lock-up” period following the offering under applicable regulations during which time the Company or portfolio company would be unable to sell any securities subject to the “lock-up.” This may prejudice the ability of the Company and its portfolio companies to dispose of such securities at an opportune time. In addition, Blackstone Capital Markets may serve as underwriter in connection with the sale of securities by the Company or its portfolio companies. Conflicts may arise because such engagement would result in Blackstone Capital Markets receiving selling commissions or other compensation in connection with such sale. (See also “—Portfolio Company Relationships Generally” below).

Blackstone and Blackstone Credit employees are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Company. The Company will not receive any benefit from any such investments.

PJT. On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While PJT operates independently from Blackstone and is not an affiliate thereof, it is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest will arise in connection with transactions between or involving the Company and its portfolio companies, on the one hand, and PJT, on the other. The pre-existing relationship between Blackstone and its former personnel, the overlapping ownership and co-investment and other continuing arrangements between PJT and Blackstone can be expected to influence Blackstone Credit to select or recommend PJT to perform services for the Company or its portfolio companies, the cost of which will generally be borne directly or indirectly by the Company. Given that PJT is no longer an affiliate of Blackstone and its affiliates will be free to cause the Company and portfolio companies to transact with PJT generally without restriction under the applicable governing documents, notwithstanding the relationship between Blackstone and PJT. In addition, one or more investment vehicles controlled by Blackstone may be established to facilitate participation in Blackstone’s side-by-side investment program by employees and/or partners of PJT.

Portfolio Company Relationships Generally. The Company’s portfolio companies, including special purpose vehicles that may be formed in connection with investments, are expected to be counterparties to or participants in agreements, transactions or other arrangements with the Company, Other Clients, and/or portfolio companies of the Company and Other Clients or other Blackstone affiliates for the provision of goods and services, purchase and sale of assets and other matters. Although the Firm may determine that such agreements, transactions or other arrangements are consistent with the requirements of such Other Clients’ offering and/or governing agreements, such agreements, transactions or other arrangements may not have otherwise been entered into but for the affiliation with Blackstone Credit and/or Blackstone. These agreements, transactions or other agreements involve fees, commissions, servicing payments and/or discounts to Blackstone Credit, any Blackstone affiliate (including personnel) or a portfolio company, none of which reduce the management fee payable by the Company. This may give rise to actual or potential conflicts of interest for the Adviser, the Company and/or their respective affiliates, as such agreements, transactions and arrangements may be more favorable for one portfolio company than another, thus benefiting the Company or Other Clients at the expense of the other. For example, the Firm reserves the right to cause, or offer the opportunity to, portfolio companies to enter into agreements regarding group procurement (such as the group purchasing organization), benefits management, purchase of title and/or other insurance policies (which may be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that may result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company. Such agreements, transactions or other arrangements will generally be entered into without the consent or direct involvement of the Company and/or such Other Client or the consent of the Board of Trustees and/or the shareholders of the Company or such Other Client (including, without limitation, in the case of minority and/or non-controlling investments by the Company in such portfolio companies or the sale of assets from one portfolio company to another) and/or such Other Client. In any such case, the Company may not be involved in the negotiation process, and there can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to the Company as otherwise would be the case if the counterparty were not related to the Firm.

In addition, it is possible that certain portfolio companies of Other Clients or companies in which Other Clients have an interest will compete with the Company for one or more investment opportunities. It is also possible that certain portfolio companies of Other Clients will engage in activities that may have adverse consequences on the Company and/or its portfolio companies. As an example of the latter, the laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) may not recognize the segregation of assets and liabilities as between separate entities and may permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity. In such circumstances, the assets of the Company and/or its portfolio companies may be used to satisfy the obligations or liabilities of one or more Other Clients, their portfolio companies and/or affiliates.

In addition, from time to time, Blackstone and affiliates of Blackstone and Blackstone portfolio companies could also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors that fall within the Company’s investment strategy, which may compete with the Company for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Company).

Certain portfolio companies may have established or invested in, or may in the future establish or invest in, vehicles that are managed exclusively by the portfolio company (and not the Company or the Firm or any of its affiliates) and that invest in asset classes or industry sectors (such as cyber security) that fall within the Company’s investment strategy. Such vehicles, which would not be considered affiliates of the Firm and would not be subject to the Firm’s policies and procedures, have the potential to compete with the Company for investment opportunities. Portfolio companies and affiliates of the Firm may also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that may compete with the Company for investment opportunities (it being understood that such arrangements may give rise to conflicts of interest that may not necessarily be resolved in favor of the Company). In addition, the Company reserves the right to hold non-controlling interests in certain portfolio companies and, as a result, such portfolio companies could engage in activities outside of the Company’s control that may have adverse consequences on the Company and/or its other portfolio companies.

Blackstone has also entered into certain investment management arrangements whereby it provides investment management services for compensation to insurance companies including (i) FGL and certain of its affiliates, (ii) Everlake and certain of its affiliates and (iii) certain insurance companies comprising Corebridge. As of the date of this prospectus, Blackstone owns a 9.9% equity interest in the parent company of Everlake and Blackstone Clients own the remaining equity interests in the parent company of Everlake, and Blackstone owns a 9.9% equity interest in Corebridge. The foregoing insurance company investment management arrangements will involve investments by such insurance company clients across a variety of asset classes (including investments that may otherwise be appropriate for the Company). As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or Other Clients. In the future Blackstone will likely enter into similar arrangements with other portfolio entities of the Company, Other Clients or other insurance companies. Such arrangements may reduce the allocations of investments to the Company, and Blackstone may be incentivized to allocate investments away from the Company to such insurance company client under such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Company.

Further, portfolio companies with respect to which the Firm may elect members of the board of directors or a managing member could, as a result, subject the Company and/or such directors or managing member to fiduciary obligations to make decisions that they believe to be in the best interests of any such portfolio company. Although in most cases the interests of the Company and any such portfolio company will be aligned, this may not always be the case. This has the potential to create conflicts of interest between the relevant director’s or managing member’s obligations to any such portfolio company and its stakeholders, on the one hand, and the interests of the Company, on the other hand. Although Blackstone Credit will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Company. For instance, such positions could impair the ability of the Company to sell the securities of an issuer in the event a director receives material non- public information by virtue of their role, which would have an adverse effect on the Company. Furthermore, an employee of Blackstone serving as a director to a portfolio company owes a fiduciary duty and/or other obligations to the portfolio company, on the one hand, and the Company, on the other hand, and such employee may be in a position where they must make a decision that is either not in the best interest of the Company, or is not in the best interest of the portfolio company. Blackstone personnel serving as directors may make decisions for a portfolio company that negatively impact returns received by the Company as an investor in the portfolio company. In addition, to the extent an employee serves as a director on the board of more than one portfolio company, such employees’ fiduciaries duties among the two portfolio companies can be expected to create a conflict of interest. In general, the Adviser and Blackstone personnel will be entitled to indemnification from the Company.

Portfolio Company Service Providers and Vendors. Subject to applicable law, the Company, Other Clients, portfolio companies of each of the foregoing and Blackstone Credit can be expected to engage portfolio companies of the Company and Other Clients to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounts receivable, accounting/audit (including valuation support services), account management, insurance, procurement, placement, brokerage and consulting services, cash management, accounts receivable financing, corporate secretarial services, domiciliation, data management, directorship services, finance/budget, human resources, information technology/systems support, internal compliance, know-your-client reviews and refreshes, judicial processes, legal, operational coordination (i.e., coordination with JV partners, property managers), risk management, reporting, tax, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services) and other services; (b) loan services (including, without limitation, monitoring, restructuring and work-out of performing, sub-performing and nonperforming loans, administrative services, and cash management); (c) management services (i.e., management by a portfolio company, Blackstone affiliate or third party (e.g., a third-party manager or operating partner) of operational services); (d) operational services (i.e., general management of day to day operations); (e) risk management (tax and treasury); (f) insurance procurement, placement, brokerage and consulting services; and (g) other services. Similarly, Blackstone Credit, Other Clients and their portfolio companies can be expected to engage portfolio companies of the Company to provide some or all of these services. Some of the services performed by portfolio company service providers could also be performed by Blackstone Credit from time to time and vice versa. Fees paid by the Company or its portfolio companies to or value created by other portfolio company service providers do not reduce the management fee payable by the Company and are not otherwise shared with the Company.

Portfolio companies of the Company and Other Clients some of which can be expected to provide services to the Company and its portfolio companies include, without limitation, the following, and could include additional portfolio companies that may be formed or acquired in the future:

BTIG. BTIG, LLC (“BTIG”) is a global financial services firm in which certain Blackstone entities own a strategic minority investment. BTIG provides institutional trading, investment banking, research and related brokerage services.

CoreTrust. On September 30, 2022, certain Blackstone private equity funds and related entities closed the previously announced acquisition of a majority interest in CoreTrust (the “CoreTrust Acquisition”), a group purchasing organization that provides purchasing services to member companies, which includes portfolio companies owned, in whole or in part, by certain Blackstone-managed funds. CoreTrust is expected to provide group purchasing services to the Company, portfolio companies, Other Clients and Blackstone. Generally, CoreTrust generates revenue from vendors based on a percentage of the amount of products or services purchased by its member companies and benefit plans maintained by its member companies. CoreTrust has historically shared a portion of the revenue generated through purchases made by Blackstone portfolio companies and paid Blackstone a consulting fee. Blackstone stopped accepting such revenue sharing arrangements and consulting fee upon the closing of the CoreTrust Acquisition. However, Blackstone may in its sole discretion reinstitute such or similar revenue sharing arrangements with CoreTrust in the future. In addition, prior to the

CoreTrust Acquisition, CoreTrust generated revenue in respect of certain portfolio companies (the “Applicable Portfolio Companies”) from certain health and welfare benefit plan-related vendors (the “Applicable Vendors”). For legal and regulatory reasons, following the CoreTrust Acquisition, CoreTrust is limited in its ability to generate revenue from the Applicable Vendors in respect of portfolio companies’ health benefit plans based on a percentage of the amount of products or services purchased by such plans. As a result, for Applicable Portfolio Companies and other portfolio companies that become CoreTrust members, CoreTrust intends to rebate all revenue received from Applicable Vendors to each such Portfolio Company’s applicable benefit plan. CoreTrust also intends to enter into with each Applicable Portfolio Company (and with other portfolio companies that become CoreTrust members) a separate agreement that will include the payment of an access fee in return for allowing such portfolio companies to use the goods and services provided by the Applicable Vendors through CoreTrust. The amount of the access fee has not yet been determined and may not be subject to benchmarking, and the access fee may be greater or less than the amount of the revenue that CoreTrust previously generated from Applicable Vendors.

Optiv. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions.

PSAV. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production.

Refinitiv. On October 1, 2018, a consortium led by Blackstone announced that private equity funds managed by Blackstone had completed an acquisition of Thomson Reuters’ Financial & Risk business (“Refinitiv”). On January 29, 2021, Refinitiv was sold to London Stock Exchange Group (“LSEG”), with Blackstone private equity funds receiving a minority stake in LSEG. Refinitiv operates a pricing service that provides valuation services and may provide goods and services for the Company and its portfolio companies.

Kryalos. Blackstone through one or more of its funds has made a minority investment in Kryalos, an operating partner in certain real estate investments made by Other Clients.

Peridot Financial Services (“Peridot”) and Global Supply Chain Finance (“GSCF”). Blackstone through one or more of its funds has made majority investments into Peridot and GSCF, which provide supply chain financing and accounts receivable services globally.

RE Tech Advisors (“RE Tech”). Blackstone through one or more of its funds has made a majority investment in RE Tech, an energy audit/consulting firm that identifies and implements energy efficiency programs, calculates return on investment and tracks performance post-completion.

Therma Holdings. Therma Holdings LLC is a portfolio company held by certain Blackstone private equity funds that provides carbon reduction and energy management services.

Revantage. Revantage is a portfolio entity of certain Blackstone Clients that provides corporate support services, including, without limitation, accounting, legal, tax, treasury, information technology and human resources and operational services and management services.

Valkyrie. Valkyrie BTO Aviation LLC (“Valkyrie”) is a Blackstone affiliate that provides asset management and loan servicing solutions for investments in the aviation space. The asset management services provided by Valkyrie with respect to such investments can be expected to include, without development, management and disposition and other related services (e.g., marketing, financial, administrative, legal and risk management). In exchange for such services, Valkyrie earns fees, including through incentive-based compensation payable to their management team, which would have otherwise been paid to third parties. As a result of the foregoing and Blackstone’s ownership of Valkyrie, Blackstone may be incentivized to participate in and pursue more aviation-related transactions due to the prospect of Valkyrie earning such fees. Engaging

Valkyrie to perform services will reduce Blackstone’s internal overhead and compensation costs for employees who would otherwise perform such services. As a result, while Blackstone believes that Valkyrie will provide services at or better than those provided by third parties, there is an inherent conflict of interest that would incentivize Blackstone to pursue aviation-related transactions and engage Valkyrie to perform such services.

The Company and its portfolio companies will compensate one or more of these service providers and vendors owned by the Company or Other Clients, including through incentive based compensation payable to their management teams and other related parties. The incentive based compensation paid with respect to a portfolio company or asset of the Company or Other Clients will vary from the incentive based compensation paid with respect to other portfolio companies and assets of the Company and Other Clients; as a result the management team or other related parties can be expected to have greater incentives with respect to certain assets and portfolio companies relative to others, and the performance of certain assets and portfolio companies may provide incentives to retain management that also service other assets and portfolio companies. Some of these service providers and vendors owned or controlled by the Company or Other Clients may charge the Company and its portfolio companies for goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates under “—Firm Affiliated Service Providers” herein applies equally in respect of the fees and expenses of the portfolio company service providers, if charged at rates generally consistent with those available in the market. Other service providers and vendors owned and/or controlled by the Company or Other Clients pass through expenses on a cost reimbursement, no-profit or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Company and its portfolio companies to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, accounting and other professional fees and disbursements; office space and equipment; insurance premiums; technology expenditures, including hardware and software costs; costs to engage recruitment firms to hire employees; diligence expenses; one-time costs, including costs related to building-out and winding-down a portfolio company; costs that are of a limited duration or non-recurring (such as start-up or technology build-up costs, one-time technology and systems implementation costs, employee on-boarding and severance payments, and readiness of initial public offerings and other infrastructure costs); taxes; and other operating and capital expenditures. Any of the foregoing costs (including in prior periods, such as where any such costs are amortized over an extended period), although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period, and further will, in certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore the Company could pay more than its pro rata portion of fees for services. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis, and the particular methodology used to allocate such overhead among the entities and assets to which services are provided are expected to vary depending on the types of services provided and the applicable asset class involved, and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in the Company and its portfolio companies bearing less or more costs and expenses. In certain instances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge the Company and its portfolio companies for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons. Further, the Company and its portfolio companies may compensate one or more of these service providers and vendors owned by the Company or Other Clients through incentive-based compensation payable to their management teams and other related parties. The incentive-based compensation paid with respect to a portfolio company or asset of the Company or Other Clients will vary from the incentive based compensation paid with respect to other portfolio companies and assets of the Company and Other Clients; as a result the management team or other related parties can be expected to have greater incentives with respect to certain assets and portfolio companies relative to others, and the performance of certain assets and portfolio companies may provide incentives to retain management that also service other assets and portfolio companies. Blackstone Credit will not always perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided on a cost reimbursement, no profit or break even basis, or in respect of incentive-based compensation. There can be no assurances that amounts charged by portfolio company service providers that are not controlled by the Company or Other Clients will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. If benchmarking is performed, the related expenses will be borne by the Company, Other Clients and their respective portfolio companies and will not reduce the management fee. A portfolio company service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio companies. In such circumstances, the relevant subcontractor could invoice the portfolio company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio company, if charging on a cost reimbursement, no-profit or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Clients, their portfolio companies and Blackstone Credit can be expected to engage portfolio companies of the Company to provide services, and these portfolio companies will generally charge for services in the same manner described above, but the Company and its portfolio companies generally will not be reimbursed for any costs (such as start-up costs or technology build-up costs) relating to such portfolio companies incurred prior to such engagement. Some of the services performed by these service providers could also be performed by Blackstone Credit from time to time and vice versa. Fees paid by the Company or its portfolio companies to these service providers do not the management fee payable to the Adviser.

Where compensation paid to an affiliated service provider from the Company or its portfolio company is based on market rates, such compensation will not be based on the cost incurred by the applicable service provider and therefore will likely result in a profit to such service provider. In the event the service provider is an affiliate of Blackstone Credit, Blackstone Credit experiences a conflict of interest in determining the terms of any such engagement. There can be no assurance that an unaffiliated third party would not charge a lesser rate.

Service Providers, Vendors and Other Counterparties Generally. Certain third party advisors and other service providers and vendors or their affiliates to the Company and its portfolio companies (including accountants, administrators, paying agents, depositories, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms) are owned by the Firm, the Company or Other Clients or provide goods or services to, or have other business, personal, financial or other relationships with, the Firm, the Other Clients and their respective portfolio companies and affiliates and personnel. Such advisors and service providers referred to above may be investors in the Company, affiliates of the Adviser, sources of financing and investment opportunities or co-investors or commercial counterparties or entities in which the Firm and/or Other Clients have an investment, and payments by the Company and/or such entities may indirectly benefit the Firm, the Other Clients and their respective portfolio companies or any affiliates or personnel. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Company and its portfolio companies could have other commercial or personal relationships with the Firm, Other Clients and their respective portfolio companies, or any affiliates, personnel or family members of personnel of the foregoing. Although the Firm selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to the Firm), the relationship of service providers and vendors to the Firm as described above will influence the Firm in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Company, subject to applicable law, or a portfolio company, the cost of which will generally be borne directly or indirectly by the Company and can be expected to incentivize the Firm to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions, resulting in higher fees and expenses being borne by the Company, than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; the Firm can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities.

The Firm has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to the Firm itself compared to those it enters into on behalf of the Company and its portfolio companies for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if the Company and its portfolio companies consummate a higher percentage of transactions with a particular law firm than the Firm, the Company, Other Clients and their portfolio companies, the shareholders could indirectly pay a higher net effective rate for the services of that law firm than the Firm, the Company or Other Clients or their portfolio companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Company and its portfolio companies are different from those used by the Firm, Other Clients and their portfolio companies, and their affiliates and personnel, the Company and its portfolio companies can be expected to pay different amounts or rates than those paid by such other persons. Similarly, the Firm, the Company, the Other Clients and their portfolio companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts or rebates for such counterparty’s products or services depending on certain factors, including without limitation the volume of transactions entered into with such counterparty by the Firm, the Company and its investment and/or portfolio companies in the aggregate or other factors.

Subject to applicable law, the Company, Other Clients and their portfolio companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will, in certain circumstances, provide services. In some of these cases, the third party joint venture partner may negotiate to not pay its pro rata share of fees, costs and expenses to be allocated as described above, in which case the Company, Other Clients and their portfolio companies that also use the services of the portfolio company service provider will, directly or indirectly, pay the difference, or the portfolio company service provider will bear a loss equal to the difference.

The Firm may, from time to time, encourage service providers to funds and investments to use, generally at market rates and/or on arm’s length terms (and/or on the basis of best execution, if applicable), the Firm-affiliated service providers in connection with the business of the Company, portfolio companies, and unaffiliated entities. This practice creates a conflict of interest because it provides an indirect benefit to the Firm in the form of added business for the Firm-affiliated service providers without any reduction to the Company’s management fee.

Certain portfolio companies that provide services to the Company, Other Clients and/or portfolio companies or assets of the Company and/or Other Clients may be transferred between and among the Company and/or Other Clients (where the Company may be a seller or a buyer in any such transfer) for minimal or no consideration (based on a third-party valuation confirming the same). Such transfers may give rise to actual or potential conflicts of interest for Blackstone Credit.

Firm Affiliated Service Providers. Certain of the Company’s, the Firm’s and/or portfolio companies’ advisers and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisers and service providers (or their affiliates) may be investors in the Company, affiliates of the Firm, sources of investment opportunities, co-investors, commercial counterparties and/or portfolio companies in which the Firm and/or the Company has an investment. Accordingly, payments by the Company and/or such entities may indirectly benefit the Company and/or its affiliates, including the Firm and Other Clients. No fees charged by these service providers and vendors will reduce the management fees payable to the Adviser. Furthermore, the Firm, the Other Clients and their portfolio companies and their affiliates and related parties will use the services of these Firm affiliates, including at different rates. Although the Firm believes the services provided by its affiliates are equal or better than those of third parties, the Firm directly benefits from the engagement of these affiliates, and there is therefore an inherent conflict of interest such as those described above.

Because the Firm has many different businesses, including the Blackstone Capital Markets Group, which Blackstone investment teams and portfolio companies may engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. To the extent Blackstone determines appropriate, conflict mitigation strategies may be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain investments, include:

a.

Aquicore. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate, focused on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.

b.

Equity Healthcare. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services and insurance carriers for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain for themselves on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not reduce the management fee payable by the Company.

c.

LNLS. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that (i) acts as a title agent in facilitating and issuing title insurance, (ii) provides title support services for title insurance underwriters and (iii) acts as escrow agent in connection with investments by the Company, Other Clients and their portfolio companies, affiliates and related parties, and third parties. In exchange for such services LNLS earns fees which would have otherwise been paid to third parties. If LNLS is involved in a transaction in which the Company participates, Blackstone will benchmark the relevant costs to the extent market data is available except when LNLS is providing such services in a state where the insurance premium or escrow fee, as applicable, is regulated by the state or when LNLS is part of a syndicate of title insurance companies where the insurance premium is negotiated by other title insurance underwriters or their agents.

d.	Refinitiv. See “—Portfolio Company Service Providers and Vendors”.

Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments, sales or other transaction volume. Furthermore, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses).

In connection with such relationships, Blackstone Credit and, if required by applicable law, the Board of Trustees, will make determinations of competitive market rates based on its consideration of a number of factors, which are generally expected to include Blackstone Credit’s experience with non-affiliated service providers, benchmarking data and other methodologies determined by Blackstone Credit to be appropriate under the circumstances (i.e., rates that fall within a range that Blackstone Credit has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms and in certain circumstances, is expected to be in the top of the range). In respect of benchmarking, while Blackstone Credit often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone Credit affiliates in the applicable market or certain similar markets, relevant comparisons may not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., different assets may receive different services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset by asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then invested in by the Company (such as location or size), or the particular characteristics of services provided. Further, it could be difficult to identify comparable third-party service providers that provide services of a similar scope and scale as the Firm-affiliated service providers that are the subject of the benchmarking analysis. For these reasons, such market comparisons may not result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by the Company, Other Clients and their respective portfolio companies and will not reduce the management fee. Finally, in certain circumstances Blackstone Credit may determine that third party benchmarking is unnecessary, either because the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states) or because in Blackstone Credit’s view no comparable service provider offering such good or service exists or because Blackstone Credit has access to adequate market data (including from third party clients of the Firm-affiliated service provider that is the subject of the benchmarking analysis) to make the determination without reference to third party benchmarking. For example, in certain circumstances a Firm-affiliated service provider or a portfolio company service provider could provide services to third parties, in which case if the rates charged to such third parties are consistent with the rates charged to the Company, Other Clients and their respective portfolio companies, then a separate benchmarking analysis of such rates is not expected to be prepared. Some of the services performed by Firm-affiliated service providers could also be performed by the Firm from time to time and vice versa. Fees paid by the Company or its portfolio companies to or value created in Firm affiliated service providers or vendors do not reduce the management fee. These conflicts related to Firm-affiliated service providers will not necessarily be resolved in favor of the Company, and shareholders may not be entitled to receive notice or disclosure of the occurrence of these conflicts.

Advisers and service providers, or their affiliates, often charge different rates, including below-market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work may vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Company and/or portfolio companies differ from those used by the Firm and its affiliates (including personnel), Blackstone Credit and/or Blackstone or their respective affiliates (including personnel) may pay different amounts or rates than those paid by the Company and/or portfolio companies. However, Blackstone Credit and its affiliates have a longstanding practice of not entering into any arrangements with advisers or service providers that could provide for lower rates or discounts than those available to the Company, Other Clients and/or portfolio companies for the same services. Furthermore, advisers and service providers may provide services exclusively to the Firm and its affiliates, including the Company, Other Clients and their portfolio companies, although such advisers and service providers would not be considered employees of Blackstone or Blackstone Credit. Similarly, Blackstone, Blackstone Credit, each of their respective affiliates, the Company, the Other Clients and/or their portfolio companies, may enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty may charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including volume of transactions entered into with such counterparty by the Firm, its affiliates, the Company, the Other Clients and their portfolio companies in the aggregate.

In addition, investment banks or other financial institutions, as well as Blackstone employees, may also be investors in the Company. These institutions and employees are a potential source of information and ideas that could benefit the Company. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Company.

Transactions with Portfolio Companies. The Firm and portfolio companies of the Company and Other Clients operate in multiple industries and provide products and services to or otherwise contract with the Company and its portfolio companies, among others. In the alternative, the Firm could form a joint venture with such a company to implement such referral arrangement. For example, such arrangements could include the establishment of a joint venture or other business arrangement between the Firm, on the one hand, and a portfolio company of the Company, portfolio company of an Other Client or third party, on the other hand, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, ongoing account services (e.g., interacting and coordinating with banks generally and with regard to their know your client requirements), risk management services, data management services, consulting services, brokerage services, insurance procurement, placement, brokerage and consulting services, and other services) to portfolio companies of the Company (and portfolio companies of Other Clients) that are referred to the joint venture or business by the Firm. The Firm, the Company and Other Clients and their respective portfolio companies and personnel and related parties of the foregoing can be expected to make referrals or introductions to portfolio companies of the Company or Other Clients in an effort, in part, to increase the customer base of such companies or businesses (and therefore the value of the investment held by the Company or Other Client, which would also benefit the Firm financially through its participation in such joint venture or business) or because such referrals or introductions will, in certain circumstances, result in financial benefits, such as cash payments, additional equity ownership, participation in revenue share and/or milestones benefiting the referring or introducing party that are tied or related to participation by the portfolio companies of the Company and/or of Other Clients, accruing to the party making the introduction. Such joint venture or business could use data obtained from such portfolio companies (see “Data” elsewhere in this prospectus). Furthermore, such introductions or referrals may involve the transfer of certain personnel or employees among the Firm and portfolio companies of the Company and Other Clients, which may result in a termination fee or similar payments being due and payable from one such entity to another. The Company and the shareholders typically will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the introduction of the Company and its portfolio companies. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fee payable to the Adviser. There could, however, be instances in which the applicable arrangements provide that the Company or its portfolio companies share in some or all of any resulting financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) based on structures and allocation methodologies determined in the sole discretion of the Firm. Conversely, where the Company or one of its portfolio companies is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) may be similarly shared with the participating Other Clients or their respective portfolio companies.

The Firm is also permitted to enter into commercial relationships with third party companies, including those in which the Company considered making an investment (but ultimately chose not to pursue). For example, the Firm could enter into an introducer engagement with such company, pursuant to which the Firm introduces the company to unaffiliated third parties (which may include current and former portfolio companies and portfolio companies of Other Clients and/or their respective employees) in exchange for a fee from, or equity interest in, such company. Even though the Firm could benefit financially from this commercial relationship, the Firm will be under no obligation to reimburse the Company for Broken Deal Expenses incurred in connection with its consideration of the prospective investment and such arrangements will not be subject to the management fee payable to the Adviser and otherwise described herein.

Additionally, the Firm or an affiliate thereof will from time to time hold equity or other investments in companies or businesses (even if they are not “affiliates” of the Firm) that provide services to or otherwise contract with portfolio companies. Blackstone and Blackstone Credit have in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology, corporate services and related industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone and/or Blackstone Credit reserves the right to also make referrals and/or introductions to portfolio companies (which may result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone and/or Blackstone Credit that are tied or related to participation by portfolio companies). Such joint venture or business could use data obtained from portfolio companies of the Company and/or portfolio companies of Other Clients. These arrangements are expected to be entered into without the consent or direct involvement of the Company. The Company and the shareholders will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit as a result of these relationships and/or participation by portfolio companies.

With respect to transactions or agreements with portfolio companies (including, for the avoidance of doubt, long-term incentive plans), at times if officers unrelated to the Firm have not yet been appointed to represent a portfolio company, the Firm may negotiate and execute agreements between the Firm and/or the Company on the one hand, and the portfolio company or its affiliates, on the other hand, without arm’s length representation of the portfolio company, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm can be expected to use to mitigate such conflicts are to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within the Firm to advise on each side of the negotiation.

Related Party Leasing. Subject to applicable law, the Company and its portfolio companies may lease property to or from Blackstone, Other Clients and their portfolio companies and affiliates and other related parties. The leases are generally expected to, but may not always, be at market rates. Blackstone may confirm market rates by reference to other leases it is aware of in the market, which Blackstone expects to be generally indicative of the market given the scale of Blackstone’s real estate business. Blackstone can be expected to, but may not always, nonetheless have conflicts of interest in making these determinations, and with regard to other decisions related to such assets and investments. There can be no assurance that the Company and its portfolio companies will lease to or from any such related parties on terms as favorable to the Company and its portfolio companies as would apply if the counterparties were unrelated.

Cross-Guarantees and Cross-Collateralization. While Blackstone Credit generally seeks to use reasonable efforts to avoid cross-guarantees and other similar arrangements, a counterparty, lender or other participant in any transaction to be pursued by the Company other than alternative investment vehicles and/or the Other Clients may require or prefer facing only one fund entity or group of entities, which may result in any of the Company, such Other Clients, the portfolio companies, such Other Clients’ portfolio companies and/or other vehicles being jointly and severally liable for such applicable obligation (subject to any limitations set forth in the applicable governing documents thereof), which in each case may result in the Company, such Other Clients, such portfolio companies and portfolio companies, and/or vehicles entering into a back-to-back or other similar reimbursement agreement, subject to applicable law. In such situation, better financing terms may be available through a cross-collateralized arrangement, but it is not expected that any of the Company or such Other Clients or vehicles would be compensated (or provide compensation to the other) for being primarily liable vis-à-vis such third party counterparty. Also, it is expected that cross-collateralization will generally occur at portfolio companies rather than the Company for obligations that are not recourse to the Company except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Clients could result in the Company losing its interests in otherwise performing investments due to poorly performing or non-performing investments of Other Clients in the collateral pool.

Similarly, a lender could require that it face only one portfolio company of the Company and Other Clients, even though multiple portfolio companies of the Company and Other Clients benefit from the lending, which will typically result in (i) the portfolio company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies, and (ii) portfolio companies of the Company and Other Clients being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount may vary depending upon the type of financing or refinancing (e.g., cushions for refinancings may be smaller)). The portfolio companies of the Company and Other Clients benefiting from a financing may enter into a back-to-back or other similar reimbursement agreements whereby each agrees that no portfolio company bears more than its pro rata portion of the debt and related obligations. It is not expected that the portfolio companies would be compensated (or provide compensation to other portfolio companies) for being primarily liable, or jointly liable, for other portfolio companies pro rata share of any financing.

Joint Venture Partners. The Company will from time to time enter into one or more joint venture arrangements with third party joint venture partners. Investments made with joint venture partners will often involve performance-based compensation and other fees payable to such joint venture partners, as determined by the Adviser in its sole discretion. The joint venture partners could provide services similar to those provided by the Adviser to the Company. Yet, no compensation or fees paid to the joint venture partners would reduce the management fees payable by the Company. Additional conflicts would arise if a joint venture partner is related to the Firm in any way, such as a limited partner investor in, lender to, a shareholder of, or a service provider to the Firm, the Company, Other Clients, or their respective portfolio companies, or any affiliate, personnel, officer or agent of any of the foregoing.

Group Procurement; Discounts. The Company, subject to applicable law, and certain portfolio companies will enter into agreements regarding group procurement (including, but not limited to, CoreTrust, an independent group purchasing organization), benefits management, purchase of title and/or other insurance policies (which can be expected to include brokerage and/or placement thereof, and will from time to time be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other forms of shared risk retention) from a third party or an affiliate of Blackstone Credit and/or Blackstone, and other operational, administrative or management related initiatives. The Firm will allocate the cost of these various services and products purchased on a group basis among the Company, Other Clients and their portfolio companies. Some of these arrangements result in commissions, discounts, rebates or similar payments to Blackstone Credit and/or Blackstone or their affiliates (including personnel), or Other Clients and their portfolio companies, including as a result of transactions entered into by the Company and its portfolio companies and/or related to a portion of the savings achieved by the portfolio companies. Such commissions or payment will not reduce the management fee. The Firm can be expected to also receive consulting, usage or other fees from the parties to these group procurement arrangements. To the extent that a portfolio company of an Other Client is providing such a service, such portfolio company and such Other Client will benefit. Further, the benefits received by a particular portfolio company providing the service may be greater than those received by the Company and its portfolio companies receiving the service. Conflicts exist in the allocation of the costs and benefits of these arrangements, and shareholders rely on the Adviser to handle them in its sole discretion.

Diverse Shareholder Group. The Company’s shareholders are expected to be based in a wide variety of jurisdictions and take a wide variety of forms. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Company and with respect to the interests of investors in other investment vehicles managed or advised by the Adviser and Blackstone Credit that may participate in the same investments as the Company. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles would generally relate to or arise from, among other things, the nature of investments made by the Company and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments. As a consequence, conflicts of interest may arise in connection with the decisions made by the Adviser or Blackstone Credit, including with respect to the nature or structuring of investments that may be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the Company may make investments that may have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Company, the Adviser or Blackstone Credit will consider the investment and tax objectives of the Company and the shareholders (and those of investors in other investment vehicles managed or advised by the Adviser or Blackstone Credit) as a whole, not the investment, tax or other objectives of any shareholder individually.

In addition, certain shareholders also may be investors in Other Clients, including supplemental capital vehicles and co-investment vehicles that may invest alongside the Company in one or more investments, consistent with applicable law and/or any applicable SEC-granted order. Shareholders also may include affiliates of the Firm, such as Other Clients, affiliates of portfolio companies of the Company or Other Clients, charities, foundations or other entities or programs associated with Firm personnel and/or current or former Firm employees, the Firm’s senior advisors and/or operating partners and any affiliates, funds or persons may also invest in the Company through the vehicles established in connection with the Firm’s side-by-side co-investment rights, subject to applicable law, in each case, without being subject to management fees, and shareholders will not be afforded the benefits of such arrangements. Some of the foregoing Firm related parties are sponsors of feeder vehicles that could invest in the Company as shareholders. The Firm related sponsors of feeder vehicles generally charge their investors additional fees, including performance based fees, which could provide the Firm current income and increase the value of its ownership position in them. The Firm will therefore have incentives to refer potential investors to these feeder vehicles. All of these Firm related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, the Firm may have the ability to influence, directly or indirectly, these Firm related shareholders.

It is also possible that the Company or its portfolio companies will be a counterparty (such counterparties dealt with on an arm’s-length basis) or participant in agreements, transactions or other arrangements with a shareholder or an affiliate of a shareholder. Such transactions may include agreements to pay performance fees to operating partners, a management team and other related persons in connection with the Company’s investment therein, which will reduce the Company’s returns. Such shareholders described in the previous sentences may therefore have different information about the Firm and the Company than shareholders not similarly positioned. In addition, conflicts of interest may arise in dealing with any such shareholders, and the Adviser and its affiliates may not be motivated to act solely in accordance with its interests relating to the Company. Similar information disparity may occur as a result of shareholders monitoring their investments in vehicles such as the Company differently. For example, certain shareholders may periodically request from the Adviser information regarding the Company, its investments and/or portfolio companies that is not otherwise set forth in (or has yet to be set forth) in the reporting and other information required to be delivered to all shareholders. In such circumstances, the Adviser may provide such information to such shareholders, subject to applicable law and regulations. Unless required by applicable law, the Adviser will not be obligated to affirmatively provide such information to all shareholders (although the Adviser will generally provide the same information upon request and treat shareholders equally in that regard). As a result, certain shareholders may have more information about the Company than other shareholders, and, unless required by applicable law, the Adviser will have no duty to ensure all shareholders seek, obtain or process the same information regarding the Company, its investments and/or portfolio companies. Therefore, certain shareholders may be able to take actions on the basis of such information which, in the absence of such information, other shareholders do not take. Furthermore, at certain times the Firm may be restricted from disclosing to the shareholders material non-public information regarding any assets in which the Company invests, particularly those investments in which an Other Client or portfolio company that is publicly registered co-invests with the Company. In addition, investment banks or other financial institutions, as well as Firm personnel, may also be shareholders. These institutions and personnel are a potential source of information and ideas that could benefit the Company, and may receive information about the Company and its portfolio companies in their capacity as a service provider or vendor to the Company and its portfolio companies.

Possible Future Activities. The Firm and its affiliates are expected to expand the range of services that it provides over time. Except as provided elsewhere in this prospectus, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Company. These clients may themselves represent appropriate investment opportunities for the Company or may compete with the Company for investment opportunities.

Restrictions Arising under the Securities Laws. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Company, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Company and thus the return to the shareholders.

The 1940 Act may limit the Company’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the Company may be prohibited from executing “joint” transactions with the Company’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations may limit the scope of investment opportunities that would otherwise be available to the Company.

We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Shareholders’ Outside Activities. A shareholder shall be entitled to and can be expected to have business interests and engage in activities in addition to those relating to the Company, including business interests and activities in direct competition with the Company and its portfolio companies, and may engage in transactions with, and provide services to, the Company or its portfolio companies (which will, in certain circumstances, include providing leverage or other financing to the Company or its portfolio companies as determined by the Adviser in its sole discretion). None of the Company, any shareholder or any other person shall have any rights by virtue of the Company’s operative documents or any related agreements in any business ventures of any shareholder. The shareholder, and in certain cases the Adviser, will have conflicting loyalties in these situations.

Insurance. The Adviser will cause the Company to purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Company and the Board of Trustees against liability in connection with the activities of the Company. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Firm that cover the Company and one or more of the Other Clients, the Adviser, Blackstone Credit and/or Blackstone (including their respective directors, officers, employees, agents, representatives, independent client representative (if any) and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Company, one or more Other Clients, the Adviser, Blackstone Credit and/or Blackstone on a fair and reasonable basis, subject to approval by the Board of Trustees.

Additional Potential Conflicts of Interest. The officers, directors, members, managers, employees and personnel of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Company to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Company. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of the Adviser may take into account certain considerations and other factors in connection with the management of the business and affairs of the Company and its affiliates that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that may conflict with their duties to the Company. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the Company and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Company for reputational reasons, and this decision could result in the Company foregoing a profit or suffering a loss.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Company. Prospective investors should read this prospectus and consult with their own advisors before deciding whether to invest in the Company. In addition, as the Company’s investment program develops and changes over time, an investment in the Company may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed elsewhere in this prospectus are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth, as of August 14, 2023, information with respect to the beneficial ownership of our common shares by:

•	each person known to us to be expected to beneficially own more than 5% of the outstanding common shares;

•	each of our Trustees and each executive officer; and

•	all of our Trustees and executive officers as a group.

Percentage of beneficial ownership is based on 992,340,928 shares outstanding as of August 14, 2023.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no common shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Type of Ownership	Number	Percentage
Interested Trustees
Brad Marshall	Record/Beneficial	74,809	*
Vikrant Sawhney	Record/Beneficial	43,936	*
Independent Trustees
Robert Bass	Record/Beneficial	4,987	*
Tracy Collins	—	—	—
Vicki L. Fuller	—	—	—
James F. Clark	Record/Beneficial	17,455	*
Michelle Greene	—	—	—
Executive Officers Who Are Not Directors(1)
Teddy Desloge	Record/Beneficial	4,346	—
Katherine Rubenstein	Record/Beneficial	3,403	*
Carlos Whitaker	—	—	—
Matthew Alcide	—	—	—
Oran Ebel	—	—	—
William Renahan	—	—	—
Jonathan Bock	—	—	—
Stacy Wang	—	—	—
Kris Corbett	—	—	—
All officers and Trustees as a group (16 persons)

*	Less than 1%
(1)	The address for all of the Company’s officers and Trustees is c/o Blackstone Credit BDC Advisors LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.

The following table sets forth the dollar range of our equity securities as of August 14, 2023.

Name and Address	Dollar Range of Equity Securities in BCRED(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)(3)
Interested Trustees
Brad Marshall	Over $100,000	Over $100,000
Vikrant Sawhney	Over $100,000	Over $100,000
Independent Trustees(1)
Robert Bass	Over $100,000	Over $100,000
James F. Clark	Over $100,000	Over $100,000
Tracy Collins	None	None
Vicki L. Fuller	None	None
Michelle Greene	None	None

(1)	Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of shares that are beneficially owned as of August 14, 2023, multiplied by the Company’s net asset value per share as of June 30, 2023.
(3)

The “Fund Complex” consists of the Company, Blackstone Secured Lending Fund, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund and Blackstone Floating Rate Enhanced Income Fund) and Blackstone Alternative Multi-Strategy Fund.

DETERMINATION OF NET ASSET VALUE

We expect to determine our NAV for each class of shares each month as of the last day of each calendar month. The NAV per share for each class of shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of common shares outstanding of the class at the date as of which the determination is made.

The Company is required to report its investments, including those for which current market values are not readily available, at fair value in accordance with ASC 820, which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the 1940 Act.

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the 1940 Act, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable.

The Company utilizes mid-market pricing (i.e., mid-point of average bid and ask prices) to value these investments. These market quotations are obtained from independent pricing services, if available; otherwise generally from at least two principal market makers or primary market dealers. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment. Examples of events that would cause market quotations to not reflect fair value could include cases when a security trades infrequently or not at all, causing a quoted purchase or sale price to become stale, or in the event of a “fire sale” by a distressed seller. All price overrides require approval from the Board.

Where prices or inputs are not available or, in the judgment of the Board, not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or for which market prices are not readily available are valued at fair value as determined in good faith by the Board, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged on the recommendation of the Adviser and at the direction of the Board. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

The Company’s Board undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments for which reliable market quotations are not readily available, or are available but deemed not reflective of the fair value of an investment, which includes, among other procedures, the following:

•

The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in conjunction with the Adviser’s investment professionals responsible for each portfolio investment;

•

In addition, independent valuation firms engaged by the Board prepare quarter-end valuations of such investments except de minimis investments, as determined by the Adviser. The independent valuation firms provide a final range of values on such investments to the Board and the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;

•

The Adviser’s Valuation Committee reviews each valuation recommendation to confirm they have been calculated in accordance with the valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;

•	The Adviser’s Valuation Committee makes valuation recommendations to the Audit Committee;

•

The Audit Committee reviews the valuation recommendations made by the Adviser’s Valuation Committee, including the independent valuation firms’ quarterly valuations, and once approved, recommends them for approval by the Board; and

•

The Board reviews the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Audit Committee, the Adviser’s Valuation Committee and, where applicable, the independent valuation firms and other external service providers.

Valuation of each of our investments will generally be made as described above as of the end of each fiscal quarter. In cases where the Company determines its NAV at times other than a quarter end, the Company updates the value of securities with market quotations to the most recent market quotation. For securities without market quotations, non-quarterly valuations will generally be the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the value for each relevant investment using a range of values from an independent valuation firm, where applicable, in accordance with the Company’s valuation policy, pursuant to authority delegated by the Board.

As part of the valuation process, the Board takes into account relevant factors in determining the fair value of the Company’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, of: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Board with the assistance of the Adviser, the Audit Committee and Independent valuation firms, considers whether the pricing indicated by the external event corroborates its valuation.

The Board has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Company’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter, and the Board may reasonably rely on that assistance. However, the Board is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

Our most recently determined NAV per share for each class of shares will be available on our website: www.bcred.com. We will report our NAV per share as of the last day of each month on our website, www.bcred.com, generally within 20 business days of the last day of each month.

DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Company’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional common shares.

If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Company or the DST Systems Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.

If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of shares by a participant to a non-participant will terminate participation in the distribution reinvestment plan with respect to the transferred shares. If a participant elects to tender its common shares in full, any Shares issued to the participant under the Plan subsequent to the expiration of the tender offer will be considered part of the participant’s prior tender, and participant’s participation in the Plan will be terminated as of the valuation date of the applicable tender offer. Any distributions to be paid to such shareholder on or after such date will be paid in cash on the scheduled distribution payment date.

If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.

Any purchases of our shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.

The purchase price for shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such shares at the time the distribution is payable. common shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the common shares offered pursuant to this prospectus.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for more information.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of certain U.S. federal income tax consequences of the purchase, ownership and disposition of the Notes. This summary deals only with Notes held as capital assets (within the meaning of Section 1221 of the Code) by persons who purchase the Notes for cash upon original issuance at their “issue price” (the first price at which a substantial amount of the Notes of the applicable series is sold for money to investors, excluding sales to bond houses, brokers or similar persons or organizations acting in the capacity of underwriter, placement agent or wholesaler).

As used in this prospectus, a “U.S. holder” means a beneficial owner of the Notes that is, for U.S. federal income tax purposes, any of the following:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (i) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

The term “non-U.S. holder” means a beneficial owner of the Notes (other than an entity treated as a partnership for U.S. federal income tax purposes) that is not a U.S. holder.

If any entity classified as a partnership for U.S. federal income tax purposes holds Notes, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partnership or a partner in a partnership considering an investment in the Notes, you should consult your own tax advisors.

This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to you if you are a person subject to special tax treatment under the U.S. federal income tax laws, including, without limitation:

•	a dealer in securities or currencies;

•	a bank or other financial institution;

•	a regulated investment company;

•	a real estate investment trust;

•	a tax-exempt entity;

•	an insurance company;

•	a person holding the Notes as part of a hedging, integrated, conversion or constructive sale transaction or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for your securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity (or an investor in such an entity);

•	a U.S. holder that holds Notes through a non-U.S. broker or other non-U.S. intermediary;

•	a U.S. holder whose “functional currency” is not the U.S. dollar;

•	a person required to accelerate the recognition of any item of gross income with respect to the Notes as a result of such income being recognized on an applicable financial statement;

•	a “controlled foreign corporation”;

•	a “passive foreign investment company”; or

•	a United States expatriate.

This summary is based on the Code, U.S. Treasury regulations, administrative rulings and judicial decisions as of the date hereof. Those authorities may be subject to differing interpretations or changed, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (“IRS”) regarding the matters discussed below. There can be no assurance that the IRS will not take positions concerning the tax consequences of the purchase, ownership or disposition of the Notes that are different from those discussed below.

This summary does not represent a detailed description of the U.S. federal income tax consequences to you in light of your particular circumstances and does not address the effects of any U.S. federal tax consequences other than income taxes (such as gift and estate taxes and the Medicare tax on certain investment income). In addition, this summary does not address any state, local or non-U.S. tax laws. It is not intended to be, and should not be construed to be, legal or tax advice to any particular purchaser of Notes.

If you are considering the purchase of Notes, you should consult your own tax advisors concerning the particular U.S. federal income tax consequences to you of the purchase, ownership and disposition of the Notes, as well as the consequences to you arising under other U.S. federal tax laws and the laws of any other taxing jurisdiction.

Certain Tax Consequences to U.S. Holders

The following is a summary of certain U.S. federal income tax consequences that will apply to U.S. holders of the Notes.

Stated Interest. Stated interest on the Notes generally will be taxable to you as ordinary income at the time it is received or accrued, depending on your regular method of accounting for U.S. federal income tax purposes.

Sale, Exchange, Retirement, Redemption or Other Taxable Disposition of Notes. Upon the sale, exchange, retirement, redemption or other taxable disposition of a Note, you generally will recognize gain or loss equal to the difference, if any, between the amount realized upon the sale, exchange, retirement, redemption or other taxable disposition (less any amount attributable to accrued and unpaid stated interest, which will be treated in the manner described above) and the adjusted tax basis of the Note. Your adjusted tax basis in a Note will generally be your cost for that Note. Any gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if you have held the Note for more than one year. Long-term capital gains of non-corporate U.S. holders (including individuals) are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Certain Tax Consequences to Non-U.S. Holders

The following is a summary of certain U.S. federal income tax consequences that will apply to non-U.S. holders of the Notes.

U.S. Federal Withholding Tax. Subject to the discussions of backup withholding and FATCA below, U.S. federal withholding tax will not apply to any payment of interest on the Notes under the “portfolio interest rule,” provided that:

•	interest paid on the Notes is not effectively connected with your conduct of a trade or business in the United States;

•

you do not actually or constructively own stock possessing 10% or more of the total combined voting power of all classes of our voting stock within the meaning of the Code and applicable U.S. Treasury regulations;

•	you are not a controlled foreign corporation that is related to us through stock ownership;

•	you are not a bank whose receipt of interest on the Notes is described in Section 881(c)(3)(A) of the Code; and

•

either (1) you provide your name and address on an applicable IRS Form W-8, and certify, under penalties of perjury, that you are not a United States person as defined under the Code or (2) you hold your Notes through certain foreign intermediaries and satisfy the certification requirements of applicable U.S. Treasury regulations. Special certification rules apply to non-U.S. holders that are pass-through entities rather than corporations or individuals.

If you cannot satisfy the requirements described above, payments of interest made to you will be subject to a 30% U.S. federal withholding tax, unless you provide the applicable withholding agent with a properly executed:

•	IRS Form W-8BEN or Form W-8BEN-E (or other applicable form) certifying an exemption from or reduction in withholding under the benefit of an applicable income tax treaty; or

•

IRS Form W-8ECI (or other applicable form) certifying that interest paid on the Notes is not subject to withholding tax because it is effectively connected with your conduct of a trade or business in the United States (as discussed below under “—U.S. Federal Income Tax”).

U.S. Federal Income Tax. If you are engaged in a trade or business in the United States and interest on the Notes is effectively connected with the conduct of that trade or business, then you generally will be subject to U.S. federal income tax on that interest on a net income basis in the same manner as if you were a United States person as defined under the Code, unless an applicable income tax treaty provides otherwise. In addition, if you are a corporation, you may be subject to a branch profits tax equal to 30% (or a lower applicable income tax treaty rate) of your effectively connected earnings and profits, subject to adjustments. If interest received with respect to the Notes is subject to tax as effectively connected income, the 30% withholding tax described above will not apply, provided the certification requirements discussed above in “—U.S. Federal Withholding Tax” are satisfied.

Subject to the discussion of backup withholding below, any gain realized on the sale or other taxable disposition (including a retirement or redemption) of a Note generally will not be subject to U.S. federal income tax unless:

•

the gain is effectively connected with your conduct of a trade or business in the United States, in which case, unless an applicable income tax treaty provides otherwise, such gain generally will be subject to U.S. federal income tax (and possibly branch profits tax) in the same manner as effectively connected interest is taxed; or

•

you are an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met, in which case, unless an applicable income tax treaty provides otherwise, you will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale or other taxable disposition, which may be offset by certain U.S.-source capital losses.

Information Reporting and Backup Withholding

U.S. Holders. In general, information reporting will apply to payments of stated interest on the Notes and the proceeds of the sale or other taxable disposition (including a retirement or redemption) of a Note paid to you (unless you are an exempt recipient such as a corporation). Backup withholding may apply to any payments described in the preceding sentence if you fail to provide a taxpayer identification number or a certification that you are not subject to backup withholding.

Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Non-U.S. Holders. Generally, the amount of interest paid to you and the amount of tax, if any, withheld with respect to those payments will be reported to the IRS. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside or are established under the provisions of an applicable income tax treaty or agreement.

In general, you will not be subject to backup withholding with respect to payments of interest on the Notes paid to you, provided that the applicable withholding agent has received from you the required certification that you are a non-U.S. holder described above in the fifth bullet point under “—Certain Tax Consequences to Non-U.S. Holders—U.S. Federal Withholding Tax.”

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale or other taxable disposition (including a retirement or redemption) of Notes within the United States or conducted through certain United States-related financial intermediaries, unless you certify to the applicable withholding agent under penalties of perjury that you are a non-U.S. holder, or you otherwise establish an exemption.

Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any interest paid on the Notes to (i) a “foreign financial institution” (as specifically defined in the Code and whether such foreign financial institution is the beneficial owner or an intermediary) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) its compliance (or deemed compliance) with FATCA (which may alternatively be in the form of compliance with an intergovernmental agreement with the United States) in a manner which avoids withholding, or (ii) a “non-financial foreign entity” (as specifically defined in the Code and whether such non-financial foreign entity is the beneficial owner or an intermediary) which does not provide sufficient documentation, typically on IRS Form W-8BEN-E, evidencing either (x) an exemption from FATCA, or (y) adequate information regarding certain substantial U.S. beneficial owners of such entity (if any). If an interest payment is both subject to withholding under FATCA and subject to the withholding tax discussed above under “—Certain Tax Consequences to Non-U.S. Holders—U.S. Federal Withholding Tax,” an applicable withholding agent may credit the withholding under FATCA against, and therefore reduce, such other withholding tax. While withholding under FATCA would also have applied to payments of gross proceeds from the sale or other taxable disposition of the Notes, proposed U.S. Treasury regulations (upon which taxpayers may rely until final regulations are issued) eliminate FATCA withholding on payments of gross proceeds entirely. You should consult your own tax advisors regarding these rules and whether they may be relevant to your purchase, ownership and disposition of the Notes.

THE PRECEDING DISCUSSION IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL THE APPLICABLE TAX CONSEQUENCES TO A HOLDER OF PURCHASING, OWNING OR DISPOSING OF THE NOTES, NOR IS IT INTENDED TO CONSTITUTE TAX ADVICE. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN THE NOTES IN THEIR INDIVIDUAL CIRCUMSTANCES.

DESCRIPTION OF THE NOTES

The following is a description of the terms of the Notes.

We will issue the Notes under the base indenture between us and U.S. Bank Trust Company, National Association, as trustee, dated as of September 15, 2021, as supplemented by the separate eleventh supplemental indenture (for the          Notes) and twelfth supplemental indenture (for the          Notes) between us and the trustee, to be dated as of the settlement date for the Notes. As used in this section, all references to the indenture mean the base indenture as supplemented by the eleventh or twelfth supplemental indenture, as applicable. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended.

The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

For purposes of this description, references to “we,” “our” and “us” refer only to Blackstone Private Credit Fund and not to any of its current or future subsidiaries and references to “subsidiaries” refer to our consolidated subsidiaries and exclude any investments held by Blackstone Private Credit Fund in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of Blackstone Private Credit Fund and its subsidiaries. Such references also include entities that engage in investment activities in securities or other assets that are primarily controlled by the Company. The Company complies with the provisions of the 1940 Act governing investment policies, capital structure, and leverage on an aggregate basis with its subsidiaries, and it treats subsidiary debt as its own. The principal investment strategies of the subsidiaries are substantially similar to those of the Company. The Company and its subsidiaries comply with provisions of the 1940 Act relating to affiliated transactions and custody.

General

The             Notes:

•	will be our general unsecured, senior obligations;

•	will initially be issued in an aggregate principal amount of $ ;

•	will mature on , 20 , unless earlier redeemed or repurchased, as discussed below;

•	will bear cash interest from , 2023, at an annual rate of % payable semiannually in arrears on and of each year, beginning on , 2024;

•	will be subject to redemption at our option as described in this prospectus under the caption “—Optional Redemption;”

•

will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined in this prospectus under the caption “—Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the             Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

•	will be issued in denominations of $2,000 and integral multiples of $1,000 thereof; and

•

will be represented by one or more registered             Notes in global form, but in certain limited circumstances may be represented by             Notes in definitive form. See “—Book-Entry, Settlement and Clearance” in this prospectus.

The             Notes:

•	will be our general unsecured, senior obligations;

•	will initially be issued in an aggregate principal amount of $ ;

•	will mature on , 20 , unless earlier redeemed or repurchased, as discussed below;

•	will bear cash interest from , 2023, at an annual rate of % payable semiannually in arrears on and of each year, beginning on , 2024;

•	will be subject to redemption at our option as described in this prospectus under the caption “—Optional Redemption;”

•

will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined in this prospectus under the caption “—Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the             Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

•	will be issued in denominations of $2,000 and integral multiples of $1,000 thereof; and

•

will be represented by one or more registered             Notes in global form, but in certain limited circumstances may be represented by             Notes in definitive form. See “—Book-Entry, Settlement and Clearance” in this prospectus.

The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or distributions or issuing or repurchasing our other securities. Other than restrictions described under “—Offer to Repurchase Upon a Change of Control Repurchase Event” and “—Covenants—Merger, Consolidation or Sale of Assets” in this prospectus, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price, and, if applicable, the initial interest payment date) as a series of the Notes offered hereby in an unlimited aggregate principal amount; provided that, if such additional Notes are not fungible with the Notes of the applicable series offered hereby (or any other tranche of additional Notes) for U.S. federal income tax purposes, then such additional Notes will have different CUSIP numbers from the Notes of such series offered hereby (and any such other tranche of additional Notes).

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address will appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the security registrar in accordance with the indenture. The security registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the security registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Notes

            Notes

The             Notes will bear cash interest at a rate of                 % per year until maturity. Interest on the             Notes will accrue from                , 2023. Interest on the             Notes will be payable semi-annually in arrears on                and                of each year, beginning on                 , 2024.

Interest will be paid to the person in whose name a             Note is registered at 5:00 p.m. New York City time, or the close of business, on                or                , as the case may be, immediately preceding the relevant interest payment date. Interest on the             Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

            Notes

The                 Notes will bear cash interest at a rate of                 % per year until maturity. Interest on the                 Notes will accrue from                 , 2023. Interest on the                 Notes will be payable semi-annually in arrears on                 and                 of each year, beginning on                 , 2024.

Interest will be paid to the person in whose name a                 Note is registered at 5:00 p.m. New York City time, or the close of business, on                 or                 , as the case may be, immediately preceding the relevant interest payment date. Interest on the             Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

Ranking

The Notes will be our general unsecured obligations that rank:

•	senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes;

•	pari passu, or equal, in right of payment with all of our existing and future liabilities that are not so subordinated, or junior, including without limitation, our Existing Senior Notes;

•	effectively subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness;

•	structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of June 30, 2023, our total consolidated indebtedness, at par value, was approximately $24.4 billion, $15.7 billion of which was secured, and $14.4 billion of which was indebtedness of our subsidiaries. The Notes will be ranked pari passu to the approximately $8.6 billion of our outstanding unsecured senior debt as of August 14, 2023, which includes the Existing Senior Notes.

In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

Optional Redemption

We may redeem the Notes at our option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus                basis points less (b) interest accrued to the date of redemption, or

•	100% of the principal amount of the Notes to be redeemed,

plus, in either case accrued and unpaid interest thereon to the redemption date of the Notes.

Notwithstanding the foregoing, at any time on or after the Par Call Date, we may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of such series of Notes to be redeemed not less than 10 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the trustee and, so long as the Notes are registered to DTC or its nominee, the DTC; provided, however, that no such partial redemption will reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Par Call Date” means with respect to the             Notes,                , 20    (        months prior to their maturity date) and, with respect to the                 Notes,     , 20     (         months prior to their maturity date).

“Treasury Rate” means, with respect to any redemption date of the Notes, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the maturity date of the Notes (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, we shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places. Our actions and determinations in determining the redemption price of any of the Notes shall be conclusive and binding for all purposes, absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a general discussion of our and our subsidiaries’ indebtedness. Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—Risks Related to the Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)

the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Blackstone Private Credit Fund and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Blackstone Private Credit Fund or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)

the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of Blackstone Private Credit Fund, measured by voting power rather than number of shares; or

(3)	the approval by Blackstone Private Credit Fund’s stockholders of any plan or proposal relating to the liquidation or dissolution of Blackstone Private Credit Fund.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of Blackstone Private Credit Fund, 50% or more of the outstanding equity interests of which are owned by Blackstone Private Credit Fund and its direct or indirect subsidiaries and of which Blackstone Private Credit Fund possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Moody’s” means Moody’s Investors Service or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, any affiliate of the Adviser or any entity that is managed by the Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients.

“Rating Agency” means:

(1)	one or both of Moody’s and S&P; and

(2)

if both Moody’s and S&P cease to rate the Notes or fail to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for either of Moody’s or S&P, as the case may be.

“S&P” means S&P’s Global Ratings Services, or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the base indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the base indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Blackstone Private Credit Fund or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture and applicable Registration Rights Agreement to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•

we will deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following will be an event of default for each series of Notes:

(1)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3)

default by us in the performance, or breach, of any covenant or agreement in the indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the indenture specifically dealt with or which has expressly been included in the indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the trustee or to us and the trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the indenture;

(4)

default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Blackstone Private Credit Fund for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)

pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities must have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:

(i)	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

(ii)	the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)

such holder or holders have offered to the trustee indemnity, security, or both, satisfactory to the trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v)	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The trustee will be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.

Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee must transmit notice of such default known to the trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Meetings of Noteholders

The indenture contains provisions relating to meetings of holders of the Notes, voting rights, conduct and adjournment of meetings, quorums, and actions that can be taken at such meetings.

Satisfaction and Discharge

We may satisfy and discharge our obligations under the indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

Defeasance

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the indenture.

Covenant Defeasance

If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, we must do the following:

•

deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates;

•

deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such covenant defeasance or to be taxed on the Notes any differently than if such covenant defeasance had not occurred; and

•	deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplished covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Legal Defeasance

If there is a change in U.S. federal income tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called “defeasance” or “legal defeasance”) if we put in place the following other arrangements for you to be repaid:

•

We must deposit in trust for the benefit of all holders of the Notes a combination of money and United States government or United States government agency notes or bonds that will generate enough cash, in the opinion of a nationally recognized investment bank, appraisal firm or firm of independent public accountants, to make interest, principal and any other payments on the Notes on their various due dates.

•

We must deliver to the trustee a legal opinion of our counsel confirming that there has been a change in current U.S. federal income tax law or the IRS has published a ruling that in either case allows us to make the above deposit without causing you to recognize income, gain, or loss for U.S. federal income tax purposes as a result of such defeasance or to be taxed on the Notes any differently than if we did not make the deposit and repaid the Notes at maturity. Under current U.S. federal income tax law, the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds that were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit.

•	We must deliver to the trustee a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever accomplished legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Trustee

U.S. Bank Trust Company, National Association is the trustee, security registrar and paying agent. U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. U.S. Bank Trust Company, National Association’s address is One Federal Street, 3rd Floor, Boston, MA 02110, USA. We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

The indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the “Global Notes”). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC, Euroclear or Clearstream or DTC, Euroclear or Clearstream participants or persons who hold interests through DTC, Euroclear or Clearstream participants. We expect that under procedures established by DTC:

•

upon deposit of a Global Note with DTC, Euroclear or Clearstream’s custodian, DTC, Euroclear or Clearstream will credit portions of the principal amount of the Global Note to the accounts of the DTC, Euroclear or Clearstream participants designated by the underwriters; and

•

ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC, Euroclear or Clearstream participants) and the records of DTC, Euroclear or Clearstream participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the underwriters are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.

So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/or DTC and the participants through which they own interests in the Notes, or Book Entry Interests, in order to exercise any rights of holders under the indenture.

So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream, on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.

Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.

Transfers between participants in DTC, Euroclear or Clearstream will be effected under DTC, Euroclear or Clearstream’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:

•	DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

DESCRIPTION OF OUR SHARES

The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.

General

The terms of the Declaration of Trust authorize an unlimited number of common shares of any class, par value $0.01 per share, of which 957,303,603 shares were outstanding as of June 30, 2023, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued common shares into one or more classes or series of common shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to dividends, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our common shares, and we can offer no assurances that a market for our shares will develop in the future. We do not intend for the shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our shares. No shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Company’s assets or the affairs of the Company by reason of being a shareholder.

None of our shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Company or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of common shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.

The following are the Company’s outstanding classes of securities as of June 30, 2023.

Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of June 30, 2023
Class S	Unlimited	—	312,554,067
Class D	Unlimited	—	7,918,900
Class I	Unlimited	—	636,830,636

Common Shares

Under the terms of our Declaration of Trust, all common shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our common shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our common shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire common shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such shares or redeem any outstanding shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our common shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our common shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our common shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case of a “contested election” (as defined in our bylaws), in which case Trustees will be elected by a majority of the votes cast in the contested election of Trustees. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.

Class S Shares

No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.

Class D Shares

No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.

We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Class D shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.

Class I Shares

No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I Shares.

Class I shares are generally available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, Blackstone Credit or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.

Other Terms of Common Shares

We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.

Preferred Shares

This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. We do not currently anticipate issuing preferred shares in the near future. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.

Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our common shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to common shares and before any purchase of common shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.

The issuance of any preferred shares must be approved by a majority of our independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Company and at the request of the Company, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Company determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Company, (ii) the Indemnitee was acting on behalf of or performing services for the Company, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Company, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Company and not from the shareholders.

In addition, the Declaration of Trust permits the Company to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Company, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Company acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Company’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Company, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.

Delaware Law and Certain Declaration of Trust Provisions

Organization and Duration

We were formed in Delaware on February 11, 2020, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.

Purpose

Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.

Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our common shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Sales and Leases to the Company

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.

Sales and Leases to our Adviser, Trustees or Affiliates

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding common shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.

Loans

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.

Commissions on Financing, Refinancing or Reinvestment

Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.

Lending Practices

Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.

Number of Trustees; Vacancies; Removal

Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the independent Trustees’ positions.

Our Declaration of Trust provides that a Trustee may be removed only for cause and only by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons). Our Declaration of Trust provides that, notwithstanding the foregoing provision, any Trustee may be removed with or without cause upon the vote of a majority of then-outstanding shares.

We have a total of seven members of our Board of Trustees, four of whom are independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be independent Trustees except for a period of up to 60 days after the death, removal or resignation of an independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. While we do not intend to list our shares on any securities exchange, if any class of our shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each.

Action by Shareholders

Our bylaws provide that shareholder action can be taken only at a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. Under our Declaration of Trust and bylaws, the Company is not required to hold annual meetings. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our Declaration of Trust provides that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.

With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.

Our Declaration of Trust also provides that, subject to the provisions of any class or series of shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or the Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•	modify the Declaration of Trust;

•	remove the Adviser or appoint a new investment adviser;

•	dissolve the Company;

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	remove any Trustee with or without cause (provided the aggregate number of Trustees after such removal shall not be less than the minimum required by the Declaration of Trust).

The purpose of requiring shareholders to give us advance notice of nominations and other business is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.

Our Adviser may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•	amend the Investment Advisory Agreement except for amendments that would not adversely affect the rights of our shareholders;

•

except as otherwise permitted under the Investment Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law);

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	cause the merger or similar reorganization of the Company.

Amendment of the Declaration of Trust and Bylaws

Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our common shares a “redeemable security” or to convert the Company, whether by merger or otherwise, from a closed-end company to an open-end company each must be approved by (a) the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter prior to the occurrence of a listing of any class of our shares on a national securities exchange and (b) the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter upon and following the occurrence of a listing of any class of our shares on a national securities exchange.

Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.

Actions by the Board Related to Merger, Conversion, Reorganization or Dissolution

The Board of Trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Company, provided that the resulting entity is a business development company under the 1940 Act. The Company will not permit the Adviser to cause any other form of merger or other reorganization of the Company without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Company entitled to vote on the matter. The Company may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.

Derivative Actions

No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Company. No shareholder may maintain a derivative action on behalf of the Company unless holders of at least ten percent (10%) of the outstanding shares join in the bringing of such action. A “derivative” action does not include any derivative or other action arising under the U.S. federal securities laws.

In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Company only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Company for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.

Exclusive Delaware Jurisdiction

Each Trustee, each officer and each person legally or beneficially owning a share or an interest in a share of the Company (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Company, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust, (B) the duties (including fiduciary duties), obligations or liabilities of the Company to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to the Company, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Company, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Company pursuant to Section 3809 of the Delaware Statutory Trust Statute or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Company (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. The exclusive jurisdiction provisions shall not apply to claims, suits, actions or proceedings arising out of or relating to the federal or state securities laws or the rules and regulations thereunder.

Restrictions on Roll-Up Transactions

In connection with a proposed “roll-up transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up transaction. The appraisal will assume an orderly liquidation of our assets over a 12-month period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.

In connection with a proposed roll-up transaction, the person sponsoring the roll-up transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.

We are prohibited from participating in any proposed roll-up transaction:

•

which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up transaction that are less than those provided in the charter, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the charter and our dissolution;

•

which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of common shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up transaction on the basis of the number of shares held by that investor;

•

in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up transaction will be less than those provided in the charter;

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or

•

unless the organizational documents of the entity that would survive the roll-up transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records

Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of common shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).

A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.

Reports to Shareholders

Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form 10-Q to all shareholders of record. In addition, we will distribute our annual report on Form 10-K to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at www.bcred.com and on the SEC’s website at www.sec.gov.

Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our website at www.bcred.com. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Conflict with the 1940 Act

Our Declaration of Trust provide that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

Regulation as a BDC

The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.

Qualifying Assets. Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets, unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a BDC or a group of companies, including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any Eligible Portfolio Company controlled by the Company.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the Eligible Portfolio Company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance. A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments. Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to elsewhere in this prospectus, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.

Warrants. Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.

Leverage and Senior Securities; Coverage Ratio. We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our common shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On August 24, 2020, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.

We intend to establish one or more credit facilities and/or subscription facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. It is anticipated that any such credit facilities will bear interest at floating rates at to be determined spreads over LIBOR or another applicable benchmark (e.g., SOFR). We cannot assure shareholders that we will be able to enter into a credit facility. Shareholders will indirectly bear the costs associated with any borrowings under a credit facility or otherwise. In connection with a credit facility or other borrowings, lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and may ask to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.

We may enter into a TRS agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Company would typically have to post collateral to cover this potential obligation. To the extent the Company segregates liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under TRS transactions, enters into offsetting transactions or otherwise covers such TRS transactions in accordance with applicable SEC guidance, the leverage incurred through TRS will not be considered a borrowing for purposes of the Company’s overall leverage limitation.

We may also create leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle. See “Risk Factors—Risks Related to Debt Financing—We may form one or more CLOs, which may subject us to certain structured financing risks.” We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.

Code of Ethics. We and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Affiliated Transactions. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

Other. We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any Trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

Our internet address is www.bcred.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

UNDERWRITING

are acting as the representatives of the several underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts set forth on the cover page of this prospectus supplement, the aggregate principal amount of Notes set forth below:

Name	Aggregate Principal Amount of the Notes to be Purchased	Aggregate Principal Amount of the Notes to be Purchased
	$	$

Total	$	$

The underwriters are committed to purchase all the Notes offered by us if they purchase any Notes. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of the non-defaulting underwriters may be increased or the offering may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officers’ certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the Notes to certain other dealers at the public offering price less a concession not in excess of     % of the aggregate principal amount in the case of the                Notes and     % of the aggregate principal amount in the case of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of     % of the aggregate principal amount in the case of the                Notes and     % of the aggregate principal amount in the case of the                Notes. After the initial offering of the Notes to the public, the public offering price and other selling terms may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement.

The following table shows the public offering price, underwriting discounts and commissions and proceeds before expenses to us.

	Per Note		Notes Total	Per Note		Notes Total	Total
Public offering price		%	$		%	$	$
Underwriting discounts		%	$		%	$	$
Proceeds to us, before expenses		%	$		%	$	$

The expenses of the offering, not including the underwriting discounts, are estimated at $            and are payable by us.

No Sales of Similar Securities

Subject to certain exceptions, we have agreed not to, directly or indirectly, offer, pledge, sell, contract to sell, grant any option to purchase, make any short sale, or otherwise transfer or dispose of any securities that are substantially similar to the Notes or file or confidentially submit any registration statement under the Securities Act relating to such securities until the closing date without first obtaining the written consent of the representatives. This consent may be given at any time without public notice.

Listing

Each of the                Notes and the                Notes is a new issue of securities with no established trading market. Each of the                Notes and the                Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.

We have been advised by certain of the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization and Short Positions

In connection with the offering, the underwriters may purchase and sell the Notes in the open market. These transactions may include over-allotment, covering transactions and stabilizing transactions. Over-allotment involves sales of securities in excess of the aggregate principal amount of securities to be purchased by the underwriters in the offering, which creates a short position for the underwriters. Covering transactions involve purchases of the securities in the open market after the distribution has been completed in order to cover short positions. Stabilizing transactions consist of certain bids or purchases of securities made for the purpose of preventing or retarding a decline in the market price of the securities while the offering is in progress.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be effected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Certain of the underwriters and their respective affiliates have provided, and may in the future provide, a variety of these services to us and to persons and entities with relationships with us, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively traded securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to assets, securities or instruments of us (directly, as collateral securing other obligations or otherwise) or persons and entities with relationships with us. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes offered hereby. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes offered hereby. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long or short positions in such assets, securities and instruments.

The underwriters or their respective affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to the Adviser or any of our portfolio companies.

Settlement

We expect that delivery of the Notes will be made to investors on or about                , 2023, which will be the                business day following the date hereof. Under Rule 15c6-1 of the Exchange Act trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to two business days before the date of delivery will be required, by virtue of the fact that the Notes initially will settle T+                , to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Notes who wish to trade the Notes prior to two business days before the date of delivery should consult their own advisor.

Principal Business Addresses

The principal business address of                is                .

Disclaimers About Non-US Jurisdictions

Notice to Prospective Investors in the European Economic Area

The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area (“EEA”). For the purposes of this provision:

(a)	the expression “retail investor” means a person who is one (or more) of the following:

(i)	a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or

(ii)

a customer within the meaning of Directive (EU) 2016/97 (as amended, the “Insurance Distribution Directive”), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or

(iii)	not a qualified investor as defined in Regulation (EU) 2017/1129 (as amended, the “Prospectus Regulation”); and

(b)

the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe for the Notes.

Consequently, no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPs Regulation. This prospectus has been prepared on the basis that any offer of Notes in any member state of the EEA will be made pursuant to an exemption under the Prospectus Regulation from the requirement to publish a prospectus for offers of Notes. This prospectus is not a prospectus for the purposes of the Prospectus Regulation.

Notice to Prospective Investors in the United Kingdom

The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the United Kingdom. For the purposes of this provision:

(a)	the expression “retail investor” means a person who is one (or more) of the following:

(i)	a retail client as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or

(ii)

a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the “FSMA”) of the United Kingdom and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or

(iii)	not a qualified investor as defined in Article 2 of the Prospectus Regulation as it forms part of domestic law by virtue of the EUWA (the “UK Prospectus Regulation”); and

(b)

the expression “offer” includes the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe for the Notes.

Consequently, no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIIPs Regulation”) for offering or selling the Notes or otherwise making them available to retail investors in the UK has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the UK may be unlawful under the UK PRIIPs Regulation. This prospectus has been prepared on the basis that any offer of Notes in the UK will be made pursuant to an exemption under the UK Prospectus Regulation from the requirement to publish a prospectus for offers of Notes. This prospectus is not a prospectus for the purposes of the UK Prospectus Regulation.

This prospectus and any other material in relation to the Notes is only being distributed to, and is directed only at, persons in the United Kingdom who are “qualified investors” (as defined in the UK Prospectus Regulation who are also (i) investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”), or (ii) high net worth entities or other persons falling within Articles 49(2)(a) to (d) of the Order, or (iii) persons to whom it would otherwise be lawful to distribute it, all such persons together being referred to as “Relevant Persons”. The Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such Notes will be engaged in only with, Relevant Persons. This prospectus and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by any recipients to any other person in the United Kingdom. Any person in the United Kingdom that is not a Relevant Person should not act or rely on this prospectus or its contents. The Notes are not being offered to the public in the United Kingdom.

In addition, in the United Kingdom, each underwriter has represented and agreed the Notes may not be offered other than by an underwriter that:

•

has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to us; and

•	has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

Notice to Prospective Investors in Canada

This prospectus constitutes an “exempt offering document” as defined in and for the purposes of applicable Canadian securities laws. No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the Notes. No securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus or on the merits of the Notes and any representation to the contrary is an offence.

Canadian investors are advised that this prospectus has been prepared in reliance on section 3A.3 of National Instrument 33-105 Underwriting Conflicts (“NI 33-105”). Pursuant to section 3A.3 of NI 33-105, the Company and the underwriters in the offering are exempt from the requirement to provide Canadian investors with certain conflicts of interest disclosure pertaining to “connected issuer” and/or “related issuer” relationships as would otherwise be required pursuant to subsection 2.1(1) of NI 33-105.

Resale Restrictions

The offer and sale of the Notes in Canada is being made on a private placement basis only and is exempt from the requirement that the Company prepares and files a prospectus under applicable Canadian securities laws. Any resale of Notes by a Canadian investor in this offering must be made in accordance with applicable Canadian securities laws, which may vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with Canadian prospectus requirements, a statutory exemption from the prospectus requirements, in a transaction exempt from the prospectus requirements or otherwise under a discretionary exemption from the prospectus requirements granted by the applicable local Canadian securities regulatory authority. These resale restrictions may under certain circumstances apply to resales of the Notes outside of Canada.

Representations of Purchasers

Each Canadian investor who purchases the Notes will be deemed to have represented to the Company, the underwriters and to each dealer from whom a purchase confirmation is received, as applicable, that the investor is (i) purchasing as principal, or is deemed to be purchasing as principal in accordance with applicable Canadian securities laws; (ii) an “accredited investor” as such term is defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario); and (iii) a “permitted client” as such term is defined in section 1.1 of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Taxation and Eligibility for Investment

Any discussion of taxation and related matters contained in this prospectus does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a Canadian investor when deciding to purchase the Notes and, in particular, does not address any Canadian tax considerations. No representation or warranty is hereby made as to the tax consequences to a resident, or deemed resident, of Canada of an investment in the Notes or with respect to the eligibility of the Notes for investment by such investor under relevant Canadian federal and provincial legislation and regulations.

Rights of Action for Damages or Rescission

Securities legislation in certain of the Canadian jurisdictions provides certain purchasers of securities pursuant to a prospectus (such as this prospectus), including where the distribution involves an “eligible foreign security” as such term is defined in Ontario Securities Commission Rule 45-501 Ontario Prospectus and Registration Exemptions and in Multilateral Instrument 45-107 Listing Representation and Statutory Rights of Action Disclosure Exemptions, as applicable, with a remedy for damages or rescission, or both, in addition to any other rights they may have at law, where the prospectus, or other offering document that constitutes a prospectus, and any amendment thereto, contains a “misrepresentation” as defined under applicable Canadian securities laws. These remedies, or notice with respect to these remedies, must be exercised or delivered, as the case may be, by the purchaser within the time limits prescribed under, and are subject to limitations and defences under, applicable Canadian securities legislation. In addition, these remedies are in addition to and without derogation from any other right or remedy available at law to the investor.

Language of Documents

Upon receipt of this prospectus, each Canadian investor hereby confirms that it has expressly requested that all documents evidencing or relating in any way to the sale of the securities described herein (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la réception de ce document, chaque investisseur canadien confirme par les présentes qu’il a expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d’achat ou tout avis) soient rédigés en anglais seulement.

Notice to Prospective Investors in Israel

Sales of the Notes in Israel will be made through the underwriters and/or through an Israeli broker(s) engaged by them. The Notes will not be offered to an Israeli person unless such offeree is a “qualified investor” (as defined in the First Appendix to the Israeli Securities Law) who is not an individual (a “Qualified Israeli Investor”) and who has (x) completed and signed a questionnaire regarding qualification as a Qualified Israel Investor and (y) certified that it has an exemption from Israeli withholding taxes on interest.

Notice to Prospective Investors in Hong Kong

The contents of this prospectus have not been reviewed, approved or endorsed by any regulatory authority in Hong Kong. The Notes have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance, or the professional investors; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the Notes has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to Notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors”. This prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Notes described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this prospectus).

Notice to Prospective Investors in Singapore

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the Notes may not be circulated or distributed, nor may the Notes be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor (as defined in Section 4A of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”)) under Section 274 of the SFA, (ii) to a relevant person (as defined in Section 275(2) of the SFA) pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to conditions set forth in the SFA.

Where the Notes are subscribed or purchased under Section 275 of the SFA by a relevant person which is a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor, the securities (as defined in Section 239(1) of the SFA) of that corporation shall not be transferable for 6 months after that corporation has acquired the Notes under Section 275 of the SFA except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person (as defined in Section 275(2) of the SFA), (2) where such transfer arises from an offer in that corporation’s securities pursuant to Section 275(1A) of the SFA, (3) where no consideration is or will be given for the transfer, (4) where the transfer is by operation of law, (5) as specified in Section 276(7) of the SFA, or (6) as specified in Regulation 32 of the Securities and Futures (Offers of Investments) (Shares and Debentures) Regulations 2005 of Singapore (“Regulation 32”).

Where the Notes are subscribed or purchased under Section 275 of the SFA by a relevant person which is a trust (where the trustee is not an accredited investor (as defined in Section 4A of the SFA)) whose sole purpose is to hold investments and each beneficiary of the trust is an accredited investor, the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferable for 6 months after that trust has acquired the Notes under Section 275 of the SFA except: (1) to an institutional investor under Section 274 of the SFA or to a relevant person (as defined in Section 275(2) of the SFA), (2) where such transfer arises from an offer that is made on terms that such rights or interest are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction (whether such amount is to be paid for in cash or by exchange of securities or other assets), (3) where no consideration is or will be given for the transfer, (4) where the transfer is by operation of law, (5) as specified in Section 276(7) of the SFA, or (6) as specified in Regulation 32.

Singapore Securities and Futures Act Product Classification: Solely for the purpose of its obligations pursuant to sections 309B(1)(a) and 309B(1)(c) of the SFA, the Company has determined, and hereby notifies all relevant persons (as defined in Section 309A of the SFA) that the Notes are “prescribed capital markets products” (as defined in the Securities and Futures (Capital Markets Products) Regulations 2018) and Excluded Investment Products (as defined in MAS Notice SFA 04-N12: Notice on the Sale of Investment Products and MAS Notice FAA-N16: Notice on Recommendations on Investment Products).

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the State Street Bank and Trust Company is: 100 Summer Street, Floor 5, Boston, Massachusetts 02110. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar. The principal business address of DST Systems, Inc. is 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105-1594, telephone number: (816) 435-3455.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board, if any, the Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters with respect to the validity of the Notes offered by this prospectus have been passed upon for us by Simpson, Thacher & Bartlett LLP, New York, New York and Richards, Layton & Finger, P.A., as Delaware counsel, Wilmington, Delaware and for the underwriters by Ropes & Gray LLP.

EXPERTS

The financial statements of Blackstone Private Credit Fund as of December 31, 2022 and 2021, and for the year ended December 31, 2022 and the period from January 7, 2021 (commencement of operations) to December 31, 2021, included in this Prospectus, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, located at 30 Rockefeller Plaza, New York, New York, 10112, as stated in their report. Such financial statements are included in reliance upon the reports of such firm given their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the Notes offered by this prospectus. The registration statement contains additional information about us and the Notes being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports and other information meeting the informational requirements of the Exchange Act.

We file quarterly and current periodic reports and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (212) 503-2100, or, is directly available, on our website at www.bcred.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC maintains an Internet website that contains reports, information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at www.sec.gov. Copies of these reports, and other information may be obtained, after paying a duplicating fee, by sending a request by email to: publicnfo@sec.gov.

All requests for information should be directed to:

Investor Relations

Blackstone Private Credit Fund

345 Park Avenue, 31st Floor

New York, NY 10154

(212) 503-2100

We do not maintain a separate investor relations-dedicated website.

Blackstone Private Credit Fund

Condensed Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

(Unaudited)

	June 30, 2023	December 31, 2022
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (cost of $46,107,745 and $47,528,550 at June 30, 2023 and December 31, 2022, respectively)	$45,356,457	$46,543,190
Non-controlled/affiliated investments (cost of $558 and $719 at June 30, 2023 and December 31, 2022, respectively)	2,779	2,813
Controlled/affiliated investments (cost of $2,317,940 and $2,406,027 at June 30, 2023 and December 31, 2022, respectively)	2,325,632	2,362,605

Total investments at fair value (cost of $48,426,243 and $49,935,296 at June 30, 2023 and December 31, 2022, respectively)	47,684,868	48,908,608
Cash and cash equivalents (restricted cash of $3,701 and $3,701 at June 30, 2023 and December 31, 2022, respectively)	1,389,032	1,351,901
Interest receivable from non-controlled/non-affiliated investments	559,248	586,632
Dividend receivable from controlled/affiliated investments	52,002	69,964
Receivable from broker	375,711	355,742
Deferred financing costs	110,532	102,324
Deferred offering costs	748	1,750
Receivable for investments sold	1,440,628	1,297,385
Subscription receivable	1,686	9,550
Derivative assets at fair value (Note 6)	—	3,952
Other assets	581	5,088

Total assets	$51,615,036	$52,692,896

LIABILITIES
Debt (net of unamortized debt issuance costs of $89,965 and $102,290 at June 30, 2023 and December 31, 2022, respectively)	$24,000,374	$26,493,658
Payable for investments purchased	1,562,973	1,345,581
Management fees payable (Note 3)	75,636	73,392
Income based incentive fees payable (Note 3)	109,501	94,117
Interest payable	322,263	316,000
Derivative liabilities at fair value (Note 6)	275,381	250,351
Due to affiliates	43,493	38,967
Distribution payable (Note 9)	205,657	198,736
Payable for share repurchases (Note 9)	1,204,469	1,170,768
Accrued expenses and other liabilities	19,650	26,261

Total liabilities	27,819,397	30,007,831

Commitments and contingencies (Note 8)

NET ASSETS
Common Shares, $0.01 par value (957,303,603 and 922,574,582 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively)	9,573	9,226
Additional paid in capital	24,546,310	23,689,778
Distributable earnings (loss)	(760,244)	(1,013,939)

Total net assets	23,795,639	22,685,065

Total liabilities and net assets	$51,615,036	$52,692,896

The accompanying notes are an integral part of these condensed consolidated financial statements.

Blackstone Private Credit Fund

Condensed Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

(Unaudited)

	June 30, 2023	December 31, 2022
NET ASSET VALUE PER SHARE
Class I Shares:
Net assets	$15,829,602	$14,537,932
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	636,830,636	591,237,616
Net asset value per share	$24.86	$24.59
Class S Shares:
Net assets	$7,769,195	$6,947,313
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	312,554,067	282,541,041
Net asset value per share	$24.86	$24.59
Class D Shares:
Net assets	$196,842	$1,199,819
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	7,918,900	48,795,925
Net asset value per share	$24.86	$24.59

The accompanying notes are an integral part of these condensed consolidated financial statements.

Blackstone Private Credit Fund

Condensed Consolidated Statements of Operations

(in thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Investment income:
From non-controlled/non-affiliated investments:
Interest income	$1,274,647	$667,704	$2,506,394	$1,180,511
Payment-in-kind interest income	51,402	31,373	92,222	52,792
Dividend income	—	—	—	1,510
Fee income	384	13,448	1,381	14,097
From non-controlled/affiliated investments:
Dividend income	7	—	7	—
From controlled/affiliated investments:
Payment-in-kind interest income	262	—	262	—
Dividend income	80,603	24,312	142,781	43,613

Total investment income	1,407,305	736,837	2,743,047	1,292,523

Expenses:
Interest expense	438,599	158,169	874,822	271,559
Management fees (Note 3)	75,635	64,941	149,238	115,568
Income based incentive fees (Note 3)	109,501	62,964	210,259	111,112
Capital gains incentive fees (Note 3)	—	(4,557)	—	(15,059)
Distribution and shareholder servicing fees
Class S	16,297	12,439	31,688	21,892
Class D	121	538	681	921
Professional fees	3,959	3,939	7,980	5,627
Board of Trustees’ fees	240	208	464	402
Administrative service expenses (Note 3)	1,432	1,007	3,354	2,193
Other general & administrative	4,728	3,476	9,372	5,846
Amortization of continuous offering costs	1,016	1,214	2,315	2,142

Total expenses	651,528	304,338	1,290,173	522,203
Net investment income before excise tax	755,777	432,499	1,452,874	770,320
Excise tax expense	5,691	175	13,433	292

Net investment income after excise tax	750,086	432,324	1,439,441	770,028

Realized and unrealized gain (loss):
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	14,594	(836,816)	137,836	(914,911)
Controlled/affiliated investments	5,315	(38,939)	51,114	(34,142)
Non-controlled/affiliated investments	(215)	(138)	127	46
Derivative instruments (Note 6)	(3,026)	11,793	(14,966)	(1,669)
Foreign currency and other transactions	(4,523)	—	(5,783)	—

Net unrealized appreciation (depreciation)	12,145	(864,100)	168,328	(950,676)

Realized gain (loss):
Non-controlled/non-affiliated investments	(76,354)	(17,565)	(178,050)	(15,903)
Non-controlled/affiliated investments	213	—	213	—
Derivative instruments (Note 6)	(2,464)	—	2,306	—
Foreign currency and other transactions	(820)	3,634	3,423	4,587

Net realized gain (loss)	(79,425)	(13,931)	(172,108)	(11,316)

Net realized and unrealized gain (loss)	(67,280)	(878,031)	(3,780)	(961,992)

Net increase (decrease) in net assets resulting from operations	$682,806	$(445,707)	$1,435,661	$(191,964)

The accompanying notes are an integral part of these condensed consolidated financial statements.

Blackstone Private Credit Fund

Condensed Consolidated Statements of Changes in Net Assets

(in thousands)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operations:
Net investment income after excise tax	$750,086	$432,324	$1,439,441	$770,028
Net realized gain (loss)	(79,425)	(13,931)	(172,108)	(11,316)
Net change in unrealized appreciation (depreciation)	12,145	(864,100)	168,328	(950,676)

Net increase (decrease) in net assets resulting from operations	682,806	(445,707)	1,435,661	(191,964)

Distributions to common shareholders:
Class I	(415,176)	(286,660)	(807,405)	(511,347)
Class S	(178,614)	(106,896)	(347,507)	(187,144)
Class D	(4,804)	(17,015)	(27,053)	(28,996)

Net decrease in net assets resulting from distributions	(598,594)	(410,571)	(1,181,965)	(727,487)

Share transactions:
Class I:
Proceeds from shares sold	991,563	2,465,578	1,461,821	5,719,346
Share transfers between classes	19,887	25,240	1,131,859	39,479
Distributions reinvested	185,625	117,013	355,737	218,785
Repurchased shares, net of early repurchase deduction	(1,069,607)	(255,340)	(1,820,533)	(293,192)

Net increase (decrease) from share transactions	127,468	2,352,491	1,128,884	5,684,418

Class S:
Proceeds from shares sold	534,160	1,309,690	892,824	2,805,720
Share transfers between classes	(8,406)	(3,754)	(42,140)	(4,520)
Distributions reinvested	80,362	44,483	155,962	81,177
Repurchased shares, net of early repurchase deduction	(131,460)	(25,142)	(263,106)	(41,612)

Net increase (decrease) from share transactions	474,656	1,325,277	743,540	2,840,765

Class D:
Proceeds from shares sold	20,071	262,493	72,284	534,032
Share transfers between classes	(11,481)	(21,486)	(1,089,719)	(34,959)
Distributions reinvested	707	7,831	15,705	13,305
Repurchased shares, net of early repurchase deduction	(3,351)	(2,023)	(13,816)	(2,218)

Net increase (decrease) from share transactions	5,946	246,815	(1,015,546)	510,160

Total increase (decrease) in net assets	692,282	3,068,305	1,110,574	8,115,892
Net assets, beginning of period	23,103,357	17,902,407	22,685,065	12,854,820

Net assets, end of period	$23,795,639	$20,970,712	$23,795,639	$20,970,712

The accompanying notes are an integral part of these condensed consolidated financial statements.

Blackstone Private Credit Fund

Condensed Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2023	2022
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$1,435,661	$(191,964)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net unrealized (appreciation) depreciation on investments	(189,077)	949,007
Net change in unrealized gain/loss on derivative instruments	14,966	1,669
Net change in unrealized gain/loss on translation of assets and liabilities in foreign currency	5,783	—
Net realized (gain) loss on investments	177,837	15,903
Net realized (gain) loss on translation of assets and liabilities in foreign currency	(3,423)	—
Net realized (gain) loss on derivative instruments	(2,306)	—
Payment-in-kind interest capitalized	(99,977)	(62,785)
Net accretion of discount and amortization of premium	(82,560)	(56,991)
Amortization of deferred financing costs	15,190	10,778
Amortization of debt issuance costs and original issue discount on notes	13,242	8,866
Amortization of deferred offering costs	2,315	2,142
Purchases of investments	(1,677,844)	(17,826,021)
Proceeds from sale of investments and principal repayments	3,191,597	1,486,289
Changes in operating assets and liabilities:
Interest receivable from non-controlled/non-affiliated investments	27,384	(217,947)
Dividend receivable from Controlled/affiliated investments	17,962	—
Receivable from broker	(19,969)	—
Receivable for investments sold	(143,243)	(69,741)
Other assets	4,507	(5,060)
Payable for investments purchased	217,392	951,867
Management fees payable	2,244	29,902
Income based incentive fees payable	15,384	26,959
Capital gains incentive fees payable	—	(15,058)
Due to affiliates	4,526	8,060
Interest payable	6,263	97,339
Accrued expenses and other liabilities	(6,611)	(13,317)

Net cash provided by (used in) operating activities	2,927,243	(14,870,103)

Cash flows from financing activities:
Borrowings on debt	2,250,773	11,805,978
Repayments on debt	(4,830,765)	(4,482,363)
Deferred financing costs paid	(26,568)	(36,082)
Debt issuance costs paid	(1,377)	(6,362)
Deferred offering costs paid	(337)	(4,666)
Proceeds from issuance of common shares	2,426,929	9,056,410
Repurchased shares, net of early repurchase deduction paid	(2,056,186)	(66,723)
Dividends paid in cash	(647,345)	(369,689)

Net cash provided by (used in) financing activities	(2,884,876)	15,896,503

Net increase (decrease) in cash and cash equivalents	42,367	1,026,400
Effect of foreign exchange rate changes on cash and cash equivalents	(5,236)	—
Cash and cash equivalents, beginning of period	1,351,901	617,986

Cash and cash equivalents, end of period	$1,389,032	$1,644,386

The accompanying notes are an integral part of these condensed consolidated financial statements.

Blackstone Private Credit Fund

Condensed Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2023	2022
Supplemental information and non-cash activities:
Interest paid during the period	$963,045	$181,128
Distribution payable	205,657	144,580
Subscription receivable	1,686	—
Reinvestment of distributions during the period	527,404	313,267
Accrued but unpaid debt financing and debt issuance costs	—	2,004
Accrued but unpaid offering costs	6	6
Share repurchases accrued but not yet paid	1,204,469	282,505

The accompanying notes are an integral part of these condensed consolidated financial statements.

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt
First Lien Debt—non-controlled/non-affiliated
Aerospace & Defense
Amentum Government Services Holdings, LLC	(4)(8)	SOFR + 4.00%	9.22%	1/29/2027		$2,532	$2,535	$2,501	0.01%
Amentum Government Services Holdings, LLC	(4)(9)	SOFR + 4.00%	9.15%	2/15/2029		12,163	12,114	11,920	0.05
Atlas CC Acquisition Corp.	(7)(10)	SOFR + 4.25%	9.78%	5/25/2028		56,960	55,342	44,444	0.19
Cobham Holdings, Inc.	(4)(7)(10)	SOFR + 6.75%	11.99%	1/9/2030		1,995	1,929	1,948	0.01
Corfin Holdings, Inc.	(4)(10)	SOFR + 6.00%	11.38%	12/27/2027		954	918	935	0.00
Corfin Holdings, Inc.	(4)(11)	SOFR + 6.00%	11.41%	12/27/2027		30,418	30,411	29,810	0.13
Corfin Holdings, Inc.	(4)(11)	L + 6.00%	11.41%	2/5/2026		1,685	1,666	1,651	0.01
Linquest Corp.	(4)(5)(10)	SOFR + 5.75%	10.95%	7/28/2028		154,744	152,500	148,554	0.62
Loar Group, Inc.	(4)(11)	SOFR + 7.25%	12.45%	10/2/2024		143,550	141,897	143,550	0.60
Loar Group, Inc.	(4)(11)	SOFR + 7.25%	12.45%	9/29/2023		28,956	28,956	28,956	0.12
Loar Group, Inc.	(4)(7)(11)	SOFR + 7.25%	12.45%	4/1/2024		19,950	19,198	18,350	0.08
MAG DS Corp.	(11)	SOFR + 5.50%	10.84%	4/1/2027		10,483	10,366	9,893	0.04
Maverick Acquisition, Inc.	(4)(5)(11)	L + 6.25%	11.44%	6/1/2027		38,318	37,817	30,654	0.13
Maverick Acquisition, Inc.	(4)(5)(12)	L + 6.25%	11.44%	6/1/2027		10,149	9,952	8,119	0.03
Peraton Corp.	(10)	SOFR + 3.75%	8.95%	2/1/2028		13,580	13,607	13,369	0.06
Vertex Aerospace Services Corp.	(10)	SOFR + 3.50%	8.95%	12/6/2028		11,850	11,803	11,862	0.05
West Star Aviation Acquisition, LLC	(4)(7)(10)	SOFR + 6.00%	8.59%	3/1/2028		4,050	3,957	3,951	0.02

							534,968	510,467	2.15
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(4)(10)	SOFR + 5.75%	10.86%	6/11/2027		267,015	263,297	258,337	1.09
Alliance Ground	(4)(10)	SOFR + 5.75%	10.86%	6/11/2027		95,188	93,648	92,094	0.39
ENV Bidco AB	(4)(6)(7)(8)	E + 5.75%	9.35%	7/19/2029	EUR	114,140	111,315	118,258	0.50
ENV Bidco AB	(4)(6)(10)	SOFR + 5.75%	10.99%	7/19/2029		102,349	100,129	100,814	0.42
Livingston International, Inc.	(4)(6)(10)	L + 5.50%	10.84%	4/30/2027		104,085	103,536	102,004	0.43
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	11.44%	12/9/2026		28,088	27,543	28,088	0.12
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	11.44%	2/5/2029		139,452	137,221	139,452	0.59
Redwood Services Group, LLC	(4)(7)(10)	SOFR + 6.15%	11.50%	6/15/2029		45,616	44,864	44,662	0.19
RoadOne Inc	(4)(7)(11)	SOFR + 6.25%	11.11%	12/30/2028		1,091	1,051	1,061	0.00
RWL Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	11.14%	12/31/2028		216,100	212,273	211,197	0.89
SEKO Global Logistics Network, LLC	(4)(5)(11)	E + 4.75%	6.95%	12/30/2026	EUR	34,950	40,063	37,845	0.16
SEKO Global Logistics Network, LLC	(4)(5)(11)	SOFR + 4.75%	10.14%	12/30/2026		59,386	58,920	58,941	0.25

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Air Freight & Logistics (continued)
SEKO Global Logistics Network, LLC	(4)(5)(11)	L + 4.75%	9.48%	12/30/2026		9,398	9,249	9,327	0.04
SEKO Global Logistics Network, LLC	(4)(5)(7)(11)	P + 3.75%	12.00%	12/30/2026		1,743	1,698	1,655	0.01
SEKO Global Logistics Network, LLC	(4)(5)(7)(11)	SOFR + 4.75%	10.02%	12/30/2026		9,048	8,989	8,890	0.04
The Kenan Advantage Group, Inc.	(10)	SOFR + 4.18%	9.48%	3/24/2026		13,116	13,128	13,110	0.06
Wwex Uni Topco Holdings, LLC	(10)	SOFR + 4.00%	9.50%	7/26/2028		14,114	14,007	13,441	0.06

							1,240,931	1,239,176	5.24
Airlines
Air Canada	(6)(10)	L + 3.50%	8.84%	8/11/2028		12,691	12,678	12,708	0.05
United Airlines, Inc.	(6)(10)	L + 3.75%	9.29%	4/21/2028		15,968	16,027	15,986	0.07

							28,705	28,694	0.12
Auto Components
Clarios Global LP	(6)(8)	SOFR + 3.75%	8.85%	5/6/2030		3,500	3,498	3,496	0.01
Metis Buyer, Inc.	(5)(7)(10)	SOFR + 4.00%	9.22%	5/4/2028		27,468	26,833	27,132	0.11

							30,331	30,628	0.12
Beverages
Triton Water Holdings, Inc.	(9)	SOFR + 3.25%	8.49%	3/31/2028		44,998	44,222	43,613	0.18
Building Products
Cornerstone Building Brands, Inc.	(6)(9)	SOFR + 5.63%	10.77%	8/1/2028		25,870	25,497	24,900	0.10
Cornerstone Building Brands, Inc.	(6)(9)	SOFR + 3.25%	8.50%	4/12/2028		7,335	7,316	7,050	0.03
CP Atlas Buyer, Inc.	(9)	SOFR + 3.75%	8.95%	11/23/2027		53,753	53,600	50,743	0.21
Engineered Stone Group Holdings III Ltd.	(4)(6)(8)	E + 5.75%	9.35%	4/23/2028	EUR	28,400	30,779	29,435	0.12
Engineered Stone Group Holdings III Ltd.	(4)(6)(7)(10)	SOFR + 6.01%	11.06%	4/23/2028		58,583	57,656	54,463	0.23
Fencing Supply Group Acquisition, LLC	(4)(5)(11)	SOFR + 6.00%	11.65%	2/26/2027		107,269	106,162	107,269	0.45
Great Day Improvements, LLC	(4)(10)	L + 6.25%	11.44%	12/29/2027		179,750	177,056	174,807	0.73
Jacuzzi Brands, LLC	(4)(11)	SOFR + 6.00%	11.24%	2/25/2025		46,161	45,921	43,392	0.18
Jacuzzi Brands, LLC	(4)(10)	SOFR + 6.00%	11.24%	2/25/2027		203,425	201,516	191,219	0.80
Jacuzzi Brands, LLC	(4)(10)	SOFR + 6.00%	11.24%	2/25/2025		6,733	6,698	6,329	0.03
Kodiak BP, LLC	(10)	SOFR + 3.25%	8.75%	3/12/2028		40,597	40,390	39,684	0.17
L&S Mechanical Acquisition, LLC	(4)(5)(10)	SOFR + 7.75%	12.80%	9/1/2027		112,573	111,009	101,315	0.43
Lindstrom, LLC	(4)(11)	SOFR + 6.25%	11.51%	4/7/2025		149,212	146,744	147,720	0.62
Mi Windows and Doors, LLC	(9)	SOFR + 3.50%	8.70%	12/18/2027		5,517	5,527	5,480	0.02

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Building Products (continued)
Oscar AcquisitionCo LLC	(9)	SOFR + 4.50%	9.84%	4/29/2029		3,486	3,369	3,412	0.01
The Chamberlain Group, Inc.	(9)	SOFR + 3.25%	8.45%	11/3/2028		25,338	25,139	24,806	0.10
Windows Acquisition Holdings, Inc.	(4)(5)(11)	SOFR + 6.50%	11.89%	12/29/2026		56,265	55,605	56,265	0.24

							1,099,984	1,068,289	4.47
Capital Markets
Advisor Group Holdings, Inc.	(8)	L + 4.50%	9.69%	7/31/2026		5,638	5,649	5,650	0.02
AllSpring Buyer, LLC	(6)(9)	SOFR + 3.00%	8.75%	11/1/2028		2,963	2,976	2,921	0.01
FFML Holdco Ltd	(4)(6)(8)	L + 6.25%	11.99%	11/30/2028	NZD	39,278	23,735	23,342	0.10
Focus Financial Partners LLC	(9)	SOFR + 3.50%	8.57%	6/30/2028		7,000	6,956	6,971	0.03
Focus Financial Partners LLC	(9)	SOFR + 3.25%	8.35%	6/30/2028		1,997	1,980	1,986	0.01
Resolute Investment Managers, Inc.	(11)	L + 4.25%	9.79%	4/30/2024		6,011	6,017	4,439	0.02
Situs-AMC Holdings Corporation	(4)(11)	SOFR + 5.50%	10.84%	12/22/2027		12,910	12,813	12,781	0.05
Superannuation And Investments US, LLC	(6)(9)	L + 3.75%	8.97%	12/1/2028		13,227	13,156	13,194	0.06
The Edelman Financial Engines Center, LLC	(10)	L + 3.75%	8.94%	4/7/2028		18,558	18,522	18,128	0.08

							91,804	89,412	0.38
Chemicals
DCG Acquisition Corp.	(8)	SOFR + 4.50%	9.70%	9/30/2026		4,924	4,933	4,857	0.02
Geon Performance Solutions, LLC	(10)	L + 4.50%	10.04%	8/18/2028		3,634	3,614	3,590	0.02
Hyperion Materials & Technologies, Inc.	(9)	L + 4.25%	9.73%	8/30/2028		17,608	17,560	17,503	0.07
Olympus Water US Holding Corp.	(9)	SOFR + 3.75%	9.25%	11/9/2028		5,541	5,530	5,336	0.02
Oxea Corporation	(6)(8)	SOFR + 3.25%	8.74%	10/14/2024		6	6	6	0.00
WR Grace Holdings, LLC	(6)(9)	L + 3.75%	9.31%	9/22/2028		4,232	4,245	4,214	0.02

							35,888	35,506	0.15
Commercial Services & Supplies
Access CIG, LLC	(8)	L + 3.75%	8.94%	2/27/2025		20,167	20,149	19,982	0.08
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	8.95%	5/12/2028		48,359	48,266	47,096	0.20
Anticimex, Inc.	(6)(9)	SOFR + 3.40%	8.45%	11/16/2028		11,825	11,788	11,695	0.05
APX Group, Inc.	(6)(9)	SOFR + 3.25%	8.46%	7/10/2028		17,479	17,447	17,488	0.07
Bazaarvoice, Inc.	(4)(7)(8)	SOFR + 5.75%	10.74%	5/7/2028		366,583	366,583	366,583	1.54
Belfor Holdings, Inc.	(8)	SOFR + 4.00%	9.22%	4/6/2026		4,885	4,898	4,889	0.02

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Commercial Services & Supplies (continued)
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 4.75%	9.85%	3/31/2028	8,109	8,039	7,982	0.03
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	8.97%	3/31/2028	37,880	37,912	37,265	0.16
Divisions Holding Corp.	(10)	SOFR + 4.75%	9.85%	5/27/2028	9,746	9,672	9,567	0.04
EAB Global, Inc.	(9)	L + 3.50%	8.87%	8/16/2028	4,925	4,907	4,877	0.02
Foundational Education Group, Inc.	(4)(9)	SOFR + 3.75%	9.47%	8/31/2028	9,006	8,939	7,940	0.03
Garda World Security Corp.	(6)(8)	SOFR + 4.25%	9.43%	10/30/2026	12,000	12,025	11,955	0.05
Garda World Security Corp.	(6)(8)	SOFR + 4.25%	9.33%	2/1/2029	9,143	9,070	9,063	0.04
Genuine Financial Holdings, LLC	(8)	L + 3.75%	8.94%	7/11/2025	6,042	6,034	6,043	0.03
Java Buyer, Inc.	(4)(10)	SOFR + 5.75%	11.10%	12/15/2027	134,347	132,350	130,317	0.55
Java Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	11.13%	12/15/2027	30,977	30,071	28,781	0.12
JSS Holdings, Inc.	(4)(10)	SOFR + 6.00%	11.31%	12/18/2028	45,829	45,382	45,829	0.19
JSS Holdings, Inc.	(4)(10)	SOFR + 6.00%	11.31%	12/17/2028	239,263	236,449	239,263	1.01
Knowledge Pro Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	10.94%	12/10/2027	51,272	50,438	51,172	0.22
Knowledge Pro Buyer, Inc.	(4)(7)(10)	P + 4.75%	13.00%	12/10/2027	2,155	2,022	2,155	0.01
KPSKY Acquisition, Inc.	(4)(10)(18)	SOFR + 5.60%	10.65%	10/19/2028	47,202	46,487	45,786	0.19
KPSKY Acquisition, Inc.	(4)(10)	SOFR + 5.50%	10.75%	10/19/2028	21,058	20,657	20,426	0.09
MaxGen Energy Services Corporation	(4)(11)	SOFR + 4.75%	9.99%	6/2/2027	82,447	81,043	79,974	0.34
Onex Baltimore Buyer, Inc.	(4)(10)(18)	SOFR + 6.25%	10.95%	12/1/2027	187,232	184,448	185,359	0.78
Onex Baltimore Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	10.95%	12/1/2027	81,615	80,384	80,223	0.34
Pearce Services, LLC	(4)(7)(11)	SOFR + 4.75%	9.99%	6/2/2027	1,000	948	948	0.00
PECF USS Intermediate Holding III Corp.	(9)	L + 4.25%	9.52%	12/15/2028	30,380	30,391	25,037	0.11
Polyphase Elevator Holding Co.	(4)(7)(11)	SOFR + 5.50%	10.84%	6/23/2027	16,296	16,080	9,176	0.04
Recycle & Resource US, LLC	(6)(9)	SOFR + 3.50%	9.00%	7/14/2028	5,141	5,113	4,631	0.02
Revspring, Inc.	(8)	SOFR + 4.00%	9.50%	10/11/2025	15,205	15,133	14,660	0.06
The Action Environmental Group, Inc.	(4)(5)(12)	SOFR + 6.15%	11.37%	1/16/2026	1,538	1,506	1,519	0.01
The Action Environmental Group, Inc.	(4)(5)(12)	SOFR + 6.00%	11.37%	1/16/2026	14,472	14,170	14,291	0.06
The Action Environmental Group, Inc.	(4)(5)(12)	SOFR + 6.15%	11.40%	1/15/2026	3,999	3,944	3,949	0.02
The Action Environmental Group, Inc.	(4)(5)(12)	SOFR + 6.43%	11.25%	1/15/2026	4,446	4,385	4,390	0.02
TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc)	(9)	L + 3.75%	8.97%	12/8/2028	27,214	27,113	26,840	0.11
USIC Holdings, Inc.	(10)	L + 3.50%	8.69%	5/12/2028	24,563	24,476	23,355	0.10
Vaco Holdings, Inc.	(10)	SOFR + 5.00%	10.59%	1/21/2029	9,078	9,042	8,301	0.03
Veregy Consolidated, Inc.	(11)	SOFR + 6.00%	11.31%	11/2/2027	20,229	20,264	18,054	0.08

						1,648,025	1,626,861	6.86

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Construction & Engineering
Aegion Corporation	(10)	SOFR + 4.75%	9.97%	5/17/2028	16,058	16,033	15,612	0.07
ASP Endeavor Acquisition, LLC	(4)(5)(9)	L + 6.50%	11.82%	5/3/2027	35,280	34,829	32,987	0.14
Brookfield WEC Holdings, Inc.	(9)	SOFR + 3.75%	8.85%	8/1/2025	2,978	2,898	2,984	0.01
COP Home Services TopCo IV, Inc.	(4)(5)(7)(11)	SOFR + 6.00%	11.20%	12/31/2027	212,158	206,665	210,639	0.89
Peak Utility Services Group, Inc.	(4)(11)	SOFR + 5.00%	10.41%	3/2/2028	23,317	23,167	22,734	0.10
Refficiency Holdings, LLC	(10)	SOFR + 3.75%	8.95%	12/16/2027	11,292	11,225	11,244	0.05
Thermostat Purchaser III, Inc.	(4)(7)(10)	SOFR + 4.50%	9.91%	8/31/2028	42,663	41,690	41,403	0.17
Tutor Perini Corp.	(6)(11)	SOFR + 4.75%	10.25%	8/18/2027	2,607	2,626	2,363	0.01

						339,133	339,966	1.44
Construction Materials
White Cap Buyer, LLC	(9)	SOFR + 3.75%	8.85%	10/19/2027	17,088	17,134	16,973	0.07
Ascend Buyer, LLC	(4)(7)(10)	SOFR + 6.40%	11.79%	10/2/2028	11,473	11,059	11,166	0.05
Berlin Packaging, LLC	(9)	L + 3.75%	9.29%	3/11/2028	15,518	15,500	15,289	0.06
Charter NEX US, Inc.	(10)	SOFR + 3.75%	8.97%	12/1/2027	16,155	16,198	16,049	0.07
Graham Packaging Co, Inc.	(10)	SOFR + 3.00%	8.22%	8/4/2027	8,926	8,911	8,882	0.04
LABL, Inc.	(9)	SOFR + 5.00%	10.20%	10/29/2028	7,036	6,953	6,978	0.03
MAR Bidco Sarl	(6)(9)	L + 4.30%	9.46%	7/6/2028	3,888	3,874	3,742	0.02
Novolex, Inc.	(9)	SOFR + 4.18%	9.38%	4/13/2029	17,028	16,662	16,789	0.07
Pretium PKG Holdings, Inc.	(9)	L + 4.00%	9.51%	10/2/2028	23,531	23,206	17,739	0.07
ProAmpac PG Borrower, LLC	(10)	SOFR + 3.75%	9.14%	11/3/2025	16,433	16,460	16,289	0.07
Ring Container Technologies Group, LLC	(9)	SOFR + 3.50%	8.72%	8/12/2028	1,000	996	997	0.00
TricorBraun Holdings, Inc.	(9)	SOFR + 3.25%	8.47%	3/3/2028	7,144	7,105	6,970	0.03
Trident TPI Holdings, Inc.	(9)	L + 4.00%	9.54%	9/15/2028	16,057	16,014	15,839	0.07

						142,938	136,729	0.58
Distributors
BP Purchaser, LLC	(4)(10)	SOFR + 5.50%	11.00%	12/10/2028	7,920	7,797	7,801	0.03
Bution Holdco 2, Inc.	(4)(11)	SOFR + 6.25%	11.45%	10/17/2025	5,661	5,605	5,661	0.02
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	11.36%	12/29/2027	66,294	65,215	65,963	0.28
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	11.36%	12/29/2026	14,500	14,330	14,428	0.06
Genuine Cable Group, LLC	(4)(10)	SOFR + 5.50%	10.70%	11/2/2026	30,108	29,596	29,506	0.12
Marcone Yellowstone Buyer, Inc.	(4)(5)(7)(10)	SOFR + 6.50%	11.89%	6/23/2028	15,730	15,160	14,872	0.06
Marcone Yellowstone Buyer, Inc.	(4)(5)(10)	SOFR + 6.25%	11.64%	6/23/2028	26,608	26,230	25,277	0.11
NDC Acquisition Corp.	(4)(11)	SOFR + 5.75%	11.09%	3/9/2027	21,994	21,622	21,554	0.09
NDC Acquisition Corp.	(4)(7)(11)	L + 5.75%	11.00%	3/9/2027	514	456	445	0.00
Tailwind Colony Holding Corporation	(4)(11)	SOFR + 6.60%	11.63%	5/13/2026	998	971	958	0.00
Tailwind Colony Holding Corporation	(4)(11)	SOFR + 6.60%	11.65%	11/13/2024	18,314	18,152	17,856	0.08

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Distributors (continued)
Tailwind Colony Holding Corporation	(4)(11)	SOFR + 6.50%	11.65%	11/13/2024		55,626	55,007	54,236	0.23
Unified Door & Hardware Group, LLC	(4)(11)	SOFR + 5.85%	11.09%	6/30/2025		11,851	11,450	11,377	0.05
Unified Door & Hardware Group, LLC	(4)(11)	SOFR + 5.85%	11.19%	6/30/2025		52,567	52,077	50,464	0.21

							323,668	320,398	1.34
Diversified Consumer Services
Ascend Learning, LLC	(9)	SOFR + 3.50%	8.70%	12/11/2028		20,685	20,334	19,495	0.08
BPPH2 Limited	(4)(5)(6)(8)	S + 6.87%	11.30%	3/2/2028	GBP	40,700	55,274	51,300	0.22
Cambium Learning Group, Inc.	(4)(7)(10)	SOFR + 5.50%	10.65%	7/20/2028		953,464	946,581	953,464	4.01
Colibri Group, LLC	(10)	SOFR + 5.00%	10.39%	3/12/2029		9,897	9,816	9,600	0.04
Dreambox Learning Holding, LLC	(4)(5)(10)	SOFR + 6.25%	11.63%	12/1/2027		135,213	133,214	125,072	0.53
EM Bidco Limited	(6)(9)	SOFR + 4.25%	9.59%	7/6/2029		4,148	4,135	4,075	0.02
Go Car Wash Management Corp.	(4)(14)	SOFR + 6.25%	11.45%	12/31/2026		41,963	41,329	40,913	0.17
Go Car Wash Management Corp.	(4)(7)(11)	SOFR + 6.25%	11.45%	12/31/2026		48,510	46,205	47,010	0.20
Go Car Wash Management Corp.	(4)(7)(11)	SOFR + 6.25%	11.45%	12/31/2026		4,447	4,238	4,219	0.02
Groundworks, LLC	(4)(7)(11)	SOFR + 6.50%	11.65%	3/14/2030		715	691	693	0.00
Pre-Paid Legal Services, Inc.	(9)	L + 3.75%	8.94%	12/15/2028		15,816	15,708	15,623	0.07
Rinchem Company, LLC	(4)(9)	SOFR + 4.50%	9.59%	3/2/2029		4,005	3,988	3,779	0.02
Sunshine Cadence Holdco, LLC	(4)(7)(10)	SOFR + 3.75%	9.09%	3/23/2027		700	682	693	0.00
Sunshine Cadence Holdco, LLC	(8)	SOFR + 4.25%	9.75%	3/23/2027		39,392	36,996	38,605	0.16
TruGreen Limited Partnership	(10)	SOFR + 4.00%	9.20%	11/2/2027		5,865	5,891	5,413	0.02
University Support Services, LLC	(9)	SOFR + 3.25%	8.45%	2/10/2029		9,885	9,845	9,823	0.04
Weld North Education, LLC	(9)	SOFR + 3.75%	8.97%	12/21/2027		9,279	9,279	9,138	0.04

							1,344,206	1,338,915	5.64
Diversified Financial Services
Barbri Holdings, Inc.	(4)(10)	SOFR + 5.75%	10.95%	4/28/2028		128,422	126,727	126,545	0.53
Comet Acquisition, Inc.	(9)	SOFR + 4.25%	9.45%	10/24/2025		15,750	15,592	15,396	0.06
Lereta, LLC	(10)	SOFR + 5.25%	10.47%	7/30/2028		29,306	29,093	26,962	0.11
Mitchell International, Inc.	(9)	L + 3.75%	8.94%	10/15/2028		66,654	66,052	65,300	0.27
Polaris Newco, LLC	(9)	L + 4.00%	9.54%	6/2/2028		41,650	41,217	38,457	0.16
Sedgwick Claims Management Services, Inc.	(6)(8)	SOFR + 3.75%	8.85%	2/24/2028		5,238	5,189	5,214	0.02

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Diversified Financial Services (continued)
SelectQuote, Inc.	(4)(10)	SOFR + 8.00%	13.20 (incl. 2.00 PIK	% % )	11/5/2024	274,582	273,931	247,124	1.04

							557,801	524,998	2.19
Diversified Telecommunication Services
Numericable US, LLC	(6)(8)	SOFR + 5.50%	10.49%		8/15/2028	22,751	22,326	20,325	0.09
Point Broadband Acquisition, LLC	(4)(11)	SOFR + 6.00%	11.02%		10/1/2028	159,550	156,556	158,752	0.67
Point Broadband Acquisition, LLC	(4)(7)(11)	SOFR + 6.00%	11.18%		10/1/2028	63,968	62,696	63,539	0.27
Zacapa, LLC	(6)(9)	SOFR + 4.00%	9.24%		3/22/2029	6,052	6,042	5,907	0.02

							247,620	248,523	1.05
Electric Utilities
Qualus Power Services Corp.	(4)(11)	SOFR + 5.00%	10.36%		3/26/2027	50,751	50,002	50,244	0.21
Electrical Equipment
Emergency Power Holdings, LLC	(4)(5)(7)(11)	SOFR + 5.50%	10.84%		8/17/2028	198,790	195,570	197,303	0.83
Madison IAQ, LLC	(9)	L + 3.25%	8.30%		6/21/2028	40,238	39,871	39,464	0.17
Relay Purchaser, LLC	(4)(5)(7)(10)	L + 6.00%	11.21%		8/30/2028	175,286	172,518	175,000	0.74
Shoals Holdings, LLC	(4)(11)	SOFR + 5.75%	10.98%		11/25/2026	11,204	11,042	11,260	0.05

							419,001	423,027	1.79
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	(4)(5)(11)	SOFR + 6.00%	11.33%		12/23/2026	25,385	25,088	22,973	0.10
Albireo Energy, LLC	(4)(5)(11)	L + 6.00%	11.38%		12/23/2026	1,954	1,941	1,768	0.01
Albireo Energy, LLC	(4)(5)(11)	L + 6.00%	11.25%		12/23/2026	7,619	7,564	6,895	0.03
CPI Intermediate Holdings Inc	(4)(7)(10)	SOFR + 5.50%	10.57%		10/8/2029	464,546	454,733	454,139	1.91
Infinite Bidco, LLC	(9)	L + 3.25%	8.91%		3/2/2028	39,035	38,899	37,766	0.16
Ingram Micro, Inc.	(9)	L + 3.50%	9.04%		6/30/2028	2,920	2,899	2,915	0.01
Presidio, Inc.	(8)	SOFR + 3.50%	8.70%		1/22/2027	2,186	2,188	2,179	0.01

							533,312	528,635	2.23
Energy Equipment & Services
Abaco Energy Technologies, LLC	(4)(13)	L + 7.00%	12.15%		10/4/2024	5,691	5,542	5,691	0.02
EnergySolutions, LLC	(11)	L + 3.75%	9.29%		5/9/2025	4,448	4,448	4,379	0.02
ISQ Hawkeye Holdco, Inc.	(4)(7)(10)	SOFR + 6.25%	11.38%		8/17/2029	8,489	8,281	8,386	0.04
Tetra Technologies, Inc.	(4)(6)(11)	SOFR + 6.25%	11.45%		9/10/2025	22,793	22,211	22,793	0.10

							40,482	41,249	0.18
Entertainment
CE Intermediate I, LLC	(4)(9)	L + 4.00%	8.84%		11/10/2028	7,681	7,622	7,565	0.03
Recorded Books, Inc.	(8)	SOFR + 4.00%	9.14%		8/29/2025	11,815	11,827	11,828	0.05

							19,449	19,393	0.08

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Food Products
Quantum Bidco, Ltd.	(6)(8)	S + 5.93%	10.85%		1/29/2028	GBP	18,500	24,679	21,149	0.09
Snacking Investments US, LLC	(6)(11)	SOFR + 4.00%	9.10%		12/18/2026		4,906	4,930	4,892	0.02

								29,609	26,041	0.11
Ground Transportation
Quality Distribution LLC	(4)(7)(11)	SOFR + 6.75%	11.92%		6/30/2028		622	600	599	0.00
Quality Distribution LLC	(4)(5)(7)(11)	L + 5.25%	11.58%		7/1/2028		6,909	6,627	6,193	0.03

								7,227	6,792	0.03
Health Care Equipment & Supplies
Advancing Eyecare Center, Inc.	(4)(7)(9)	SOFR + 5.75%	11.14%		6/13/2029		25,253	24,673	24,506	0.10
Auris Luxembourg III Sarl	(6)(7)(8)	L + 3.75%	9.12%		2/27/2026		34,353	33,946	32,279	0.14
CPI Buyer, LLC	(4)(7)(10)	SOFR + 5.50%	11.03%		11/1/2028		171,091	168,247	164,524	0.69
Egrotron Acquisition, LLC	(4)(10)	SOFR + 5.75%	10.95%		7/6/2028		67,448	66,321	65,931	0.28
GCX Corporation Buyer, LLC	(4)(5)(10)	SOFR + 5.50%	10.68%		9/13/2028		194,535	191,642	190,644	0.80
GCX Corporation Buyer, LLC	(4)(5)(7)(10)	SOFR + 5.50%	10.73%		9/13/2028		49,253	48,386	48,087	0.20
Natus Medical Incorporated	(4)(9)	SOFR + 5.50%	10.89%		7/20/2029		49,750	46,722	45,770	0.19
Natus Medical Incorporated	(4)(7)(9)	SOFR + 4.75%	9.95%		7/21/2027		3,463	3,348	2,767	0.01
Resonetics, LLC	(10)	L + 4.00%	9.10%		4/28/2028		39,001	38,220	37,989	0.16
Resonetics, LLC	(10)	L + 4.00%	9.10%		4/11/2029		27,372	26,840	26,662	0.11
Sunshine Luxembourg VII S.à r.l, LLC	(6)(10)	SOFR + 3.75%	9.09%		10/1/2026		13,836	13,866	13,784	0.06

								662,211	652,943	2.74
Health Care Providers & Services
123Dentist, Inc.	(4)(6)(7)(10)	C + 5.50%	10.65%		8/10/2029	CAD	205,798	156,372	146,207	0.61
ACI Group Holdings, Inc.	(4)(5)(7)(10)	SOFR + 5.75%	10.95 (incl. 1.25 PIK	% % )	8/2/2028		99,669	97,651	97,461	0.41
ADCS Clinics Intermediate Holdings, LLC	(4)(7)(11)	L + 6.50%	11.87%		5/7/2027		11,816	11,595	11,498	0.05
ADCS Clinics Intermediate Holdings, LLC	(4)(11)	SOFR + 6.50%	11.94%		5/7/2027		8,671	8,572	8,541	0.04
ADMI Corp.	(9)	SOFR + 3.75%	8.97%		12/23/2027		46,282	46,067	43,370	0.18

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
Amerivet Partners Management, Inc.	(4)(5)(7)(10)	SOFR + 5.50%	10.89%		2/25/2028		26,857	25,983	24,908	0.10
AMGH Holding Corp.	(11)	SOFR + 4.25%	9.47%		3/14/2025		11,554	11,565	6,557	0.03
Canadian Hospital Specialties Ltd.	(4)(5)(6)(11)	C + 4.50%	9.87%		4/14/2028	CAD	14,896	11,789	13,768	0.06
Canadian Hospital Specialties Ltd.	(4)(5)(6)(7)(10)	C + 4.86%	10.45%		4/15/2027	CAD	4,523	3,486	3,226	0.01
Caramel Bidco Limited	(4)(5)(6)(7)(8)	S + 6.00%	10.43%		2/24/2029	GBP	60,000	78,306	71,840	0.30
Caramel Bidco Limited	(4)(5)(6)(8)	E + 6.00%	9.78%		2/24/2024	EUR	14,000	15,580	14,435	0.06
Caramel Bidco Limited	(4)(5)(6)(8)	SOFR + 6.00%	11.05%		2/24/2024		6,125	6,472	5,788	0.02
CCBlue Bidco, Inc.	(4)(7)(10)	L + 6.25%	11.41 (incl. 2.75 PIK	% % )	12/21/2028		503,675	495,579	466,483	1.96
Covenant Surgical Partners, Inc.	(8)	SOFR + 4.00%	8.82%		7/1/2026		2,938	2,909	2,299	0.01
DCA Investment Holdings, LLC	(4)(10)	SOFR + 6.41%	11.65%		4/3/2028		25,543	25,389	24,968	0.10
DCA Investment Holdings, LLC	(4)(7)(10)	SOFR + 6.50%	11.74%		4/3/2028		5,240	5,032	5,050	0.02
Epoch Acquisition, Inc.	(4)(11)	SOFR + 6.00%	11.15%		10/4/2026		28,941	28,941	28,796	0.12
Global Medical Response, Inc.	(11)	L + 4.25%	9.44%		10/2/2025		34,116	34,170	19,361	0.08
Gordian Medical, Inc.	(10)	SOFR + 6.25%	11.75%		1/31/2027		31,604	30,921	22,637	0.10
Heartland Dental, LLC	(8)	SOFR + 4.00%	9.20%		4/30/2025		1,866	1,863	1,850	0.01
Jayhawk Buyer, LLC	(4)(7)(11)	SOFR + 5.00%	10.35%		10/15/2026		273,631	270,072	268,158	1.13
LifePoint Health, Inc.	(8)	L + 3.75%	9.02%		11/16/2025		15,504	15,469	14,397	0.06
Medical Knowledge Group, LLC	(4)(10)	SOFR + 5.75%	10.94%		2/1/2029		184,683	181,473	182,374	0.77
Midwest Physician Administrative Services, LLC	(10)	L + 3.25%	8.79%		3/12/2028		19,084	19,022	17,639	0.07

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
National Mentor Holdings, Inc.	(10)	SOFR + 3.75%	9.09%		3/2/2028	11,141	11,132	8,478	0.04
Navigator Acquiror, Inc.	(4)(9)	SOFR + 5.75%	10.93 (incl. 5.59 PIK	% % )	7/16/2027	397,819	395,329	387,874	1.63
Navigator Acquiror, Inc.	(4)(7)(9)	SOFR + 5.75%	10.63%		7/16/2027	47,368	47,162	46,184	0.19
NMSC Holdings, Inc.	(10)	SOFR + 5.25%	10.45%		2/23/2029	3,905	3,868	2,735	0.01
Odyssey Holding Company, LLC	(4)(11)	SOFR + 5.75%	10.98%		11/16/2025	50,082	49,820	50,081	0.21
Odyssey Holding Company, LLC	(4)(11)	SOFR + 5.75%	11.00%		11/16/2025	9,357	9,357	9,357	0.04
Odyssey Holding Company, LLC	(4)(11)	SOFR + 5.75%	10.95%		11/16/2025	4,211	4,211	4,211	0.02
Onex TSG Intermediate Corp.	(6)(10)	SOFR + 4.75%	10.06%		2/28/2028	22,906	22,772	20,472	0.09
Pathway Vet Alliance, LLC	(8)	L + 3.75%	8.94%		3/31/2027	30,543	30,365	27,056	0.11
Pediatric Associates Holding Co., LLC	(7)(9)	SOFR + 3.25%	8.47%		12/29/2028	419	405	411	0.00
PetVet Care Centers, LLC	(10)	L + 3.50%	8.69%		2/14/2025	54,122	54,103	53,121	0.22
Phoenix Guarantor, Inc.	(8)	SOFR + 3.50%	8.60%		3/5/2026	7,964	7,964	7,886	0.03
Plasma Buyer, LLC	(4)(7)(10)	SOFR + 5.75%	10.99%		5/12/2029	91,035	88,979	81,829	0.34
PPV Intermediate Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	11.01%		8/31/2029	126,926	124,614	125,558	0.53
PSKW Intermediate, LLC	(4)(11)	SOFR + 6.25%	11.45%		3/9/2026	14,229	14,229	14,229	0.06
Radnet, Inc.	(6)(10)	SOFR + 3.00%	8.22%		4/21/2028	4,826	4,809	4,822	0.02
Smile Doctors, LLC	(4)(7)(10)	SOFR + 5.75%	11.09%		12/23/2028	466,316	459,003	457,815	1.92
Smile Doctors, LLC	(4)(10)	SOFR + 5.90%	11.14%		12/23/2028	22,702	20,120	19,397	0.08
Smile Doctors, LLC	(4)(7)(10)	P + 5.75%	13.00%		12/23/2027	2,078	1,302	1,039	0.00
Snoopy Bidco, Inc.	(4)(7)(10)	L + 6.00%	11.50%		6/1/2028	623,786	615,534	593,411	2.49
SpecialtyCare, Inc.	(4)(5)(7)(11)	L + 5.75%	10.93%		6/18/2028	69,184	67,545	64,712	0.27
Stepping Stones Healthcare Services, LLC	(4)(7)(10)	SOFR + 5.75%	11.09%		1/2/2029	157,904	155,626	152,196	0.64
Stepping Stones Healthcare Services, LLC	(4)(7)(10)	SOFR + 5.75%	11.00%		12/30/2026	4,500	4,185	3,713	0.02
Surgery Centers Holdings, Inc.	(6)(10)	L + 3.75%	8.90%		8/31/2026	9,435	9,430	9,434	0.04
The Fertility Partners, Inc.	(4)(5)(6)(10)	C + 5.75%	10.76%		3/16/2028	CAD 137,447	106,329	93,975	0.39
The Fertility Partners, Inc.	(4)(5)(6)(7)(10)	C + 5.75%	10.79%		9/16/2027	CAD 8,688	6,665	5,793	0.02

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
The Fertility Partners, Inc.	(4)(5)(6)(7)(10)	L + 5.75%	10.90%	3/16/2028		46,352	45,682	41,785	0.18
The GI Alliance Management, LLC	(4)(11)	SOFR + 6.25%	11.45%	9/15/2028		259,797	253,022	257,199	1.08
The GI Alliance Management, LLC	(4)(11)	SOFR + 6.25%	11.55%	9/15/2028		56,115	54,653	55,554	0.23
TTF Holdings, LLC	(10)	L + 4.00%	9.25%	3/31/2028		4,006	3,986	4,009	0.02
U.S. Anesthesia Partners, Inc.	(9)	L + 4.25%	9.42%	10/1/2028		38,431	38,335	36,191	0.15
UMP Holdings, LLC	(4)(10)	SOFR + 5.50%	10.41%	7/15/2028		9,645	9,484	9,308	0.04
UMP Holdings, LLC	(4)(7)(10)	SOFR + 5.50%	10.56%	7/15/2028		12,603	12,497	12,117	0.05
Unified Physician Management, LLC	(4)(7)(9)	SOFR + 5.25%	10.35%	6/18/2029		888,285	888,285	888,285	3.73
US Oral Surgery Management Holdco, LLC	(4)(10)	L + 6.00%	11.38%	11/18/2027		127,120	125,262	121,082	0.51
US Oral Surgery Management Holdco, LLC	(4)(7)(11)	L + 6.00%	11.48%	11/18/2027		54,163	53,277	50,976	0.21
Veonet GmbH	(6)(8)	S + 5.25%	10.18%	3/14/2029	GBP	170,000	218,826	207,912	0.87
WHCG Purchaser III, Inc.	(4)(5)(10)	SOFR + 5.75%	11.25%	6/22/2028		103,440	102,041	79,298	0.33
WHCG Purchaser III, Inc.	(4)(5)(7)(10)	SOFR + 5.75%	11.25%	6/22/2026		12,455	12,306	9,240	0.04

							5,716,792	5,520,356	23.15
Health Care Technology
athenahealth, Inc.	(7)(9)	SOFR + 3.50%	8.59%	2/15/2029		36,745	36,391	35,304	0.15
Caerus US 1, Inc.	(4)(6)(10)	SOFR + 5.50%	10.74%	5/25/2029		389,532	382,967	381,742	1.60
Caerus US 1, Inc.	(4)(6)(7)(10)	SOFR + 5.75%	10.99%	5/25/2029		86,596	84,929	85,604	0.36
Caerus US 1, Inc.	(4)(6)(7)(10)	SOFR + 5.75%	10.85%	5/25/2029		30,271	28,913	29,176	0.12
Color Intermediate LLC	(4)(10)	SOFR + 5.50%	10.84%	10/4/2029		370,709	362,352	367,002	1.54
Edifecs, Inc.	(4)(10)	SOFR + 5.50%	10.84%	9/21/2026		51,606	50,944	51,606	0.22
Edifecs, Inc.	(4)(10)	SOFR + 5.50%	10.74%	9/21/2026		70,040	69,084	70,040	0.29
Edifecs, Inc.	(4)(11)	SOFR + 7.00%	12.34%	9/21/2026		29,210	29,125	29,502	0.12
GI Ranger Intermediate, LLC	(4)(7)(10)	SOFR + 5.75%	11.14%	10/29/2028		97,675	96,101	95,799	0.40
GI Ranger Intermediate, LLC	(4)(7)(10)	SOFR + 5.75%	11.14%	10/29/2027		4,320	4,164	4,158	0.02

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Health Care Technology (continued)
Imprivata, Inc.	(9)	SOFR + 3.75%	8.97%	12/1/2027		2,033	2,037	1,997	0.01
Netsmart Technologies, Inc.	(10)	SOFR + 4.00%	9.22%	10/1/2027		13,037	13,086	12,996	0.05
NMC Crimson Holdings, Inc.	(4)(10)	L + 6.00%	11.04%	3/1/2028		71,173	69,750	70,462	0.30
NMC Crimson Holdings, Inc.	(4)(7)(10)	SOFR + 6.00%	11.41%	3/1/2028		4,815	4,614	4,554	0.02
Project Ruby Ultimate Parent Corp.	(10)	SOFR + 3.25%	8.47%	3/10/2028		4,705	4,686	4,608	0.02
RPBLS Midco, LLC	(4)(10)	SOFR + 5.75%	10.74%	4/1/2028		165,985	163,622	165,985	0.70
Verscend Holding Corp.	(8)	SOFR + 4.00%	9.22%	8/27/2025		30,324	30,361	30,353	0.13
Waystar Technologies, Inc.	(8)	SOFR + 4.00%	9.22%	10/22/2026		12,353	12,366	12,337	0.05

							1,445,492	1,453,225	6.10
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	L + 3.50%	8.69%	8/17/2028		6,209	6,218	6,207	0.03
Century Casinos, Inc.	(6)(10)	SOFR + 6.00%	11.26%	4/2/2029		43,450	42,731	41,929	0.18
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	9.10%	1/27/2029		13,529	13,523	13,378	0.06
Flynn Restaurant Group LP	(9)	SOFR + 4.25%	9.47%	12/1/2028		7,605	7,552	7,524	0.03
IRB Holding Corp.	(10)	SOFR + 3.00%	8.20%	12/15/2027		15,682	15,682	15,594	0.07
Mic Glen, LLC	(9)	SOFR + 3.25%	8.47%	7/21/2028		21,468	21,379	21,122	0.09
Scientific Games Holdings LP	(9)	SOFR + 3.50%	8.42%	4/4/2029		10,372	10,349	10,261	0.04
Tacala Investment Corp.	(10)	L + 3.50%	8.69%	2/5/2027		38,672	38,702	38,121	0.16
Twin River Worldwide Holdings, Inc.	(6)(9)	L + 3.25%	8.40%	10/2/2028		9,676	9,631	9,474	0.04
Whatabrands LLC	(9)	L + 3.25%	8.47%	8/3/2028		5,486	5,437	5,461	0.02

							171,204	169,071	0.72
Household Durables
AI Aqua Merger Sub, Inc.	(6)(9)	SOFR + 3.75%	8.90%	7/31/2028		32,844	32,466	32,285	0.14
Industrial Conglomerates
Bettcher Industries, Inc.	(9)	SOFR + 4.00%	9.10%	12/14/2028		11,174	11,087	10,888	0.05
CEP V Investment 11 Sarl	(4)(6)(7)(10)	SA + 6.45%	7.89%	2/11/2028	CHF	47,449	43,967	51,873	0.22
Engineered Machinery Holdings, Inc.	(10)	L + 3.50%	9.04%	5/19/2028		8,936	8,913	8,779	0.04
Excelitas Technologies Corp.	(4)(8)	E + 5.75%	9.05%	8/13/2029	EUR	25,197	25,413	26,940	0.11

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Industrial Conglomerates (continued)
Excelitas Technologies Corp.	(4)(7)(10)	SOFR + 5.75%	10.94%	8/13/2029	162,750	159,860	159,303	0.67
Excelitas Technologies Corp.	(4)(7)(10)	SOFR + 5.50%	11.00%	8/12/2028	7,784	7,532	7,489	0.03
FCG Acquisitions, Inc.	(9)	L + 3.75%	8.91%	3/31/2028	23,058	22,977	22,753	0.10
SPX Flow, Inc.	(9)	SOFR + 4.50%	9.70%	4/5/2029	8,549	8,235	8,460	0.04
Vertical US Newco, Inc.	(6)(9)	L + 3.50%	8.60%	7/30/2027	17,796	17,847	17,681	0.07
Victory Buyer, LLC	(9)	SOFR + 3.75%	9.26%	11/19/2028	22,748	22,667	20,658	0.09

						328,498	334,824	1.42
Insurance
Acrisure LLC	(9)	L + 4.25%	9.44%	2/15/2027	2,247	2,224	2,207	0.01
Alera Group, Inc.	(4)(10)	SOFR + 6.00%	11.20%	10/2/2028	63,634	63,148	62,044	0.26
Alliant Holdings Intermediate, LLC	(9)	L + 3.50%	8.65%	11/6/2027	4,504	4,503	4,483	0.02
Amerilife Holdings LLC	(4)(10)	SOFR + 5.75%	10.88%	8/31/2029	307,749	302,326	304,671	1.28
Amerilife Holdings LLC	(4)(7)(10)	SOFR + 4.75%	10.88%	8/31/2029	8,119	7,280	7,632	0.03
Amerilife Holdings LLC	(4)(7)(10)	SOFR + 5.75%	10.62%	8/31/2029	51,291	50,160	50,521	0.21
AssuredPartners, Inc.	(9)	SOFR + 3.50%	8.72%	2/12/2027	18,001	17,875	17,851	0.08
Baldwin Risk Partners, LLC	(6)(9)	L + 3.50%	8.65%	10/14/2027	7,844	7,818	7,730	0.03
Benefytt Technologies, Inc.	(4)(10)(17)	SOFR + 10.75%	15.85%	8/12/2027	98,483	95,433	46,780	0.20
Benefytt Technologies, Inc.	(4)(7)(10)(17)	SOFR + 10.75%	15.74%	8/12/2027	23,929	23,378	11,330	0.05
BroadStreet Partners, Inc.	(8)	SOFR + 2.75%	7.97%	1/27/2027	9,857	9,837	9,749	0.04
CFC Underwriting, Ltd.	(4)(6)(7)(9)	SOFR + 5.00%	10.05%	5/16/2029	138,161	135,048	137,957	0.58
Foundation Risk Partners Corp.	(4)(7)(10)	SOFR + 6.25%	11.49%	10/29/2028	27,851	27,402	26,594	0.11
Foundation Risk Partners Corp.	(4)(7)(10)	SOFR + 6.25%	11.59%	10/30/2028	23,644	23,289	22,613	0.10
Galway Borrower, LLC	(4)(5)(7)(10)	SOFR + 5.25%	10.59%	9/29/2028	220,614	217,301	215,739	0.91
High Street Buyer, Inc.	(4)(5)(7)(10)	SOFR + 6.00%	11.39%	4/14/2028	90,998	89,672	90,232	0.38
High Street Buyer, Inc.	(4)(5)(7)(10)	SOFR + 5.75%	11.14%	4/16/2028	42,367	41,364	41,114	0.17
Howden Group Holdings Limited	(6)(10)	L + 3.25%	8.50%	11/12/2027	13,427	13,371	13,376	0.06
Integrity Marketing Acquisition, LLC	(4)(11)	SOFR + 6.05%	11.41%	8/27/2025	39,158	38,880	38,375	0.16
Integrity Marketing Acquisition, LLC	(4)(5)(10)	SOFR + 6.05%	11.31%	8/27/2025	41,199	40,876	40,375	0.17
Integrity Marketing Acquisition, LLC	(4)(5)(7)(10)	SOFR + 6.02%	11.28%	8/27/2025	96,284	94,971	94,338	0.40
Integrity Marketing Acquisition, LLC	(4)(5)(7)(10)	SOFR + 6.00%	11.08%	8/27/2025	2,276	2,204	2,209	0.01
Integrity Marketing Acquisition, LLC	(4)(5)(10)	SOFR + 6.02%	11.38%	8/27/2025	72,350	71,718	70,903	0.30
Integrity Marketing Acquisition, LLC	(4)(5)(10)	SOFR + 6.03%	11.39%	8/27/2025	2,327	2,307	2,281	0.01

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Insurance (continued)
Jones Deslauriers Insurance Management, Inc.	(5)(6)(10)	C + 4.25%	9.29%	3/27/2028	CAD	10,619	8,386	7,824	0.03
Jones Deslauriers Insurance Management, Inc.	(5)(6)(8)	C + 4.25%	9.29%	3/27/2028	CAD	28,017	21,923	20,640	0.09
NFP Corp.	(8)	SOFR + 3.25%	8.47%	2/15/2027		13,526	13,466	13,280	0.06
PGIS Intermediate Holdings, LLC	(4)(5)(7)(10)	SOFR + 5.75%	11.14%	10/16/2028		24,381	24,024	23,463	0.10
Riser Merger Sub, Inc.	(4)(10)	S + 5.75%	9.93%	8/1/2028	GBP	13,614	16,696	16,443	0.07
Riser Merger Sub, Inc.	(4)(10)	SOFR + 5.88%	11.12%	8/1/2028		207,540	204,015	197,163	0.83
Riser Merger Sub, Inc.	(4)(7)(10)	P + 4.88%	13.13%	8/1/2028		6,494	6,080	5,276	0.02
Riser Merger Sub, Inc.	(4)(7)(10)	SOFR + 6.50%	11.58%	8/1/2028		2,169	1,869	1,887	0.01
RSC Acquisition, Inc.	(4)(5)(7)(10)	SOFR + 5.50%	10.91%	10/30/2026		71,109	70,600	68,757	0.29
SG Acquisition, Inc.	(4)(9)	SOFR + 5.50%	10.70%	1/27/2027		93,540	93,296	90,500	0.38
Shelf Bidco Ltd	(4)(6)(10)(18)	SOFR + 6.34%	10.93%	1/3/2030		132,377	128,657	129,068	0.54
Tennessee Bidco Limited	(4)(6)(8)	E + 7.00%	9.94%	8/3/2028	EUR	5,436	6,944	5,828	0.02
Tennessee Bidco Limited	(4)(5)(6)(7)(8)	S + 7.28%	10.70%	7/9/2028	GBP	48,569	46,030	51,865	0.22
Tennessee Bidco Limited	(4)(5)(6)(8)	S + 7.28%	12.07%	7/9/2028	GBP	80,971	110,378	101,124	0.42
Tennessee Bidco Limited	(4)(5)(6)(8)	L + 7.00%	12.09%	7/9/2028		166,473	162,853	163,559	0.69
Tennessee Bidco Limited	(4)(5)(6)(8)	L + 7.00%	12.66%	8/3/2028		48,283	47,706	47,438	0.20
Tennessee Bidco Limited	(4)(6)(8)	L + 6.25%	11.68%	8/3/2028		66,086	65,545	62,947	0.26
USI, Inc.	(9)	SOFR + 3.75%	8.99%	11/22/2029		8,957	8,873	8,957	0.04

							2,419,726	2,337,123	9.84
Interactive Media & Services
Ancestry.com Operations, Inc	(9)	SOFR + 3.25%	8.45%	12/6/2027		8,306	8,261	8,031	0.03
MH Sub I, LLC	(11)	SOFR + 3.75%	8.85%	9/13/2024		4,530	4,527	4,536	0.02
Project Boost Purchaser, LLC	(9)	SOFR + 3.50%	8.72%	5/30/2026		4,912	4,866	4,860	0.02

							17,654	17,427	0.07

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Internet & Direct Marketing Retail
Donuts, Inc.	(4)(11)	SOFR + 6.00%	11.27%		12/29/2026		234,562	233,120	232,216	0.98
Donuts, Inc.	(4)(11)	SOFR + 6.00%	11.27%		12/29/2027		274,338	274,338	271,595	1.14
Hoya Midco, LLC	(6)(9)	SOFR + 3.25%	8.30%		2/3/2029		9,593	9,550	9,529	0.04
Prodege International Holdings, LLC	(4)(10)	SOFR + 5.75%	11.15%		12/15/2027		558,863	551,671	530,920	2.23
Wireless Vision, LLC	(4)(11)	L + 5.50%	10.66%		12/30/2025		16,968	16,968	16,968	0.07

								1,085,647	1,061,228	4.46
IT Services
Ahead DB Holdings, LLC	(5)(10)	SOFR + 3.75%	9.09%		10/18/2027		2,557	2,566	2,395	0.01
AI Altius Bidco, Inc.	(4)(5)(8)	9.75%	9.75 PIK	%	12/21/2029		24,510	24,014	23,713	0.10
AI Altius Bidco, Inc.	(4)(5)(7)(10)	SOFR + 5.18%	10.47%		12/21/2028		140,722	138,524	137,636	0.58
BCP V Everise Acquisition, LLC	(4)(10)	SOFR + 6.25%	11.14%		5/3/2027		70,402	69,048	69,346	0.29
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	9.26%		10/16/2026		19,608	19,628	19,470	0.08
Endurance International Group Holdings, Inc.	(10)	L + 3.50%	8.79%		2/10/2028		44,826	44,538	41,856	0.18
Infostretch Corporation	(4)(10)	SOFR + 5.75%	11.14%		4/1/2028		181,170	178,300	171,659	0.72
Inovalon Holdings, Inc.	(4)(7)(10)	SOFR + 6.25%	11.66 (incl. 2.75 PIK	% % )	11/24/2028		971,326	952,400	960,369	4.04
Monterey Financing, S.A.R.L	(4)(6)(8)	CI + 6.00%	9.62%		9/28/2029	DKK	560,750	72,204	80,112	0.34
Monterey Financing, S.A.R.L	(4)(6)(9)	N + 6.00%	10.33%		9/28/2029	NOK	599,094	54,552	54,433	0.23
Monterey Financing, S.A.R.L	(4)(6)(8)	ST + 6.00%	9.88%		9/28/2029	SEK	243,186	21,241	21,976	0.09
Monterey Financing, S.A.R.L	(4)(6)(7)(8)	E + 6.00%	9.55%		9/28/2029	EUR	76,519	69,695	83,686	0.35
Park Place Technologies, LLC	(11)	SOFR + 5.00%	10.20%		11/10/2027		792	794	773	0.00
Razor Holdco, LLC	(4)(10)	L + 5.75%	10.90%		10/25/2027		188,557	185,843	187,143	0.79
Red River Technology, LLC	(4)(11)	SOFR + 6.00%	11.20%		5/26/2027		148,554	146,863	148,554	0.62
S&P Global Engineering Solutions	(4)(7)(11)	SOFR + 7.00%	12.08%		5/2/2030		1,600	1,546	1,545	0.01

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
IT Services (continued)
TierPoint, LLC	(10)	L + 3.75%	9.23%		5/5/2026		12,305	12,265	12,259	0.05
Turing Holdco, Inc.	(4)(5)(6)(8)	E + 6.00%	9.43 (incl. 2.50 PIK	% % )	9/28/2028	EUR	16,320	18,494	17,495	0.07
Turing Holdco, Inc.	(4)(5)(6)(8)	E + 6.00%	9.18 (incl. 2.50 PIK	% % )	8/3/2028	EUR	12,000	13,616	12,863	0.05
Turing Holdco, Inc.	(4)(5)(6)(8)	L + 6.00%	11.76%		9/28/2028		12,655	12,371	12,434	0.05
Virtusa Corp.	(10)	L + 3.75%	9.33%		2/11/2028		8,872	8,883	8,783	0.04
Virtusa Corp.	(10)	SOFR + 3.75%	8.95%		2/15/2029		2,434	2,409	2,409	0.01

								2,049,794	2,070,909	8.70
Leisure Products
Lew’s Intermediate Holdings, LLC	(4)(10)	SOFR + 5.00%	10.26%		2/11/2028		25,781	25,634	19,980	0.08
Motion Finco, LLC	(6)(8)	L + 3.25%	8.79%		11/12/2026		3,706	3,634	3,680	0.02
Recess Holdings, Inc.	(11)	L + 3.75%	9.02%		9/30/2024		11,816	11,805	11,838	0.05

								41,073	35,498	0.15
Life Sciences Tools & Services
Cambrex Corp.	(10)	SOFR + 3.50%	8.70%		12/4/2026		4,510	4,522	4,479	0.02
Curia Global, Inc.	(10)	SOFR + 3.75%	8.90%		8/30/2026		40,437	40,451	34,963	0.15
Jupiter Bidco Limited	(4)(6)(7)(9)	E + 6.25%	9.85%		8/27/2029	EUR	5,860	2,169	6,075	0.03
Jupiter Bidco Limited	(4)(6)(10)	SOFR + 6.25%	11.49%		8/27/2029		88,177	85,851	85,532	0.36
LSCS Holdings, Inc.	(9)	L + 4.50%	9.69%		12/16/2028		8,050	8,018	7,879	0.03
Maravai Intermediate Holdings, LLC	(6)(9)	SOFR + 3.00%	8.03%		10/19/2027		1,949	1,964	1,950	0.01
Packaging Coordinators Midco, Inc.	(10)	SOFR + 3.50%	9.00%		11/30/2027		1,872	1,872	1,848	0.01

								144,847	142,726	0.61
Machinery
Chart Industries, Inc.	(6)(9)	SOFR + 3.75%	8.94%		3/15/2030		5,985	5,934	5,987	0.03
MHE Intermediate Holdings, LLC	(4)(5)(7)(11)	SOFR + 6.00%	11.20%		7/21/2027		10,384	10,232	10,080	0.04
MHE Intermediate Holdings, LLC	(4)(5)(11)	SOFR + 6.25%	11.45%		7/21/2027		1,278	1,250	1,252	0.01
MHE Intermediate Holdings, LLC	(4)(5)(11)	SOFR + 6.00%	9.16%		7/21/2027		1,187	1,171	1,154	0.00
Pro Mach Group, Inc.	(11)	L + 4.00%	9.19%		8/31/2028		7,367	7,302	7,358	0.03

								25,889	25,831	0.11

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Marine
Armada Parent, Inc.	(4)(7)(10)	SOFR + 5.75%	11.11%	10/29/2027		232,791	228,960	227,594	0.96
Media
Clear Channel Outdoor Holdings, Inc.	(6)(8)	SOFR + 3.50%	8.75%	8/21/2026		33,506	32,834	32,064	0.13
Digital Media Solutions, LLC	(6)(10)	L + 5.00%	10.54%	5/25/2026		29,368	28,940	23,155	0.10
McGraw-Hill Education, Inc.	(9)	L + 4.75%	9.99%	7/28/2028		18,408	18,270	17,303	0.07
Radiate Holdco, LLC	(10)	SOFR + 3.25%	8.48%	9/25/2026		47,227	47,134	39,535	0.17
Terrier Media Buyer, Inc.	(8)	L + 3.50%	8.66%	12/17/2026		529	531	475	0.00
Trader Corp.	(4)(6)(7)(10)	C + 6.75%	11.96%	12/22/2029	CAD	110,234	78,970	82,158	0.35
Univision Communications, Inc.	(10)	L + 3.25%	8.44%	3/15/2026		12,062	12,068	11,978	0.05

							218,747	206,668	0.87
Metals & Mining
American Rock Salt Company, LLC	(10)	SOFR + 4.00%	9.22%	6/9/2028		19,584	19,570	18,491	0.08
SCIH Salt Holdings, Inc.	(10)	L + 4.00%	9.19%	3/16/2027		13,456	13,390	13,279	0.06

							32,960	31,770	0.14
Oil, Gas & Consumable Fuels
Eagle Midstream Canada Finance, Inc.	(4)(6)(10)	SOFR + 6.25%	11.34%	8/15/2028		30,190	29,624	29,964	0.13
Freeport LNG Investments, LLLP	(9)	L + 3.50%	8.75%	12/21/2028		35,355	35,278	34,703	0.15
KKR Alberta Midsteam FINCE Inc	(4)(6)(10)	SOFR + 6.25%	11.34%	8/15/2028		16,424	16,116	16,301	0.07

							81,018	80,968	0.35
Paper & Forest Products
Profile Products, LLC	(4)(7)(10)	SOFR + 5.75%	10.99%	11/12/2027		64,012	63,100	61,765	0.26
Profile Products, LLC	(4)(7)(10)	P + 4.75%	13.00%	11/12/2027		9,125	8,984	8,804	0.04

							72,084	70,569	0.30
Pharmaceuticals
Doc Generici (Diocle S.p.A.)	(4)(6)(7)(8)	E + 6.50%	10.55%	10/27/2028	EUR	60,136	58,044	64,376	0.27
Padagis, LLC	(6)(9)	L + 4.75%	9.97%	7/6/2028		29,371	29,335	27,866	0.12
Rhea Parent, Inc.	(4)(5)(10)	SOFR + 5.75%	11.14%	2/18/2029		204,535	201,241	204,535	0.86
Sharp Midco, LLC	(4)(9)	SOFR + 4.00%	9.34%	12/31/2028		5,256	5,246	5,177	0.02

							293,866	301,954	1.27
Professional Services
ALKU, LLC	(4)(10)	SOFR + 6.25%	11.33%	3/1/2028		55,548	54,190	54,853	0.23
Apex Companies, LLC	(4)(7)(11)	SOFR + 6.25%	11.30%	1/31/2028		1,605	1,560	1,576	0.01
APFS Staffing Holdings Inc	(4)(9)	SOFR + 4.00%	9.10%	12/29/2028		3,258	3,251	3,185	0.01

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Professional Services (continued)
Aqgen Island Holdings, Inc.	(9)	SOFR + 3.50%	8.72%	8/2/2028	42,633	42,519	42,021	0.18
Armor Holdco, Inc.	(6)(9)	SOFR + 4.50%	10.09%	12/11/2028	3,582	3,554	3,593	0.02
CFGI Holdings, LLC	(4)(7)(10)	SOFR + 5.00%	10.25%	11/2/2027	21,544	20,944	21,145	0.09
Chronicle Bidco, Inc.	(4)(11)	SOFR + 6.75%	11.61%	5/18/2029	45,539	45,246	44,628	0.19
Chronicle Bidco, Inc.	(4)(7)(11)	SOFR + 6.75%	11.85%	5/18/2029	1,169	1,169	1,083	0.00
Claims Automation Intermediate 2, LLC	(4)(7)(10)	SOFR + 4.75%	9.95%	12/16/2027	45,146	43,965	43,558	0.18
Clearview Buyer, Inc.	(4)(5)(7)(10)	SOFR + 5.25%	10.59%	8/26/2027	149,730	147,315	146,243	0.61
CoreLogic, Inc.	(9)	L + 3.50%	8.75%	6/2/2028	40,929	40,693	37,051	0.16
Cumming Group, Inc.	(4)(7)(11)	SOFR + 6.00%	11.10%	5/26/2027	183,485	180,890	178,309	0.75
Cumming Group, Inc.	(4)(7)(11)	SOFR + 6.00%	11.10%	11/16/2027	1,252	1,215	1,218	0.01
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	8.99%	4/9/2027	85,532	85,172	83,226	0.35
Eliassen Group, LLC	(4)(10)	SOFR + 5.50%	10.84%	4/14/2028	63,502	62,820	62,232	0.26
Eliassen Group, LLC	(4)(7)(10)	SOFR + 5.50%	10.69%	4/14/2028	2,165	2,060	1,874	0.01
Emerald US, Inc.	(6)(8)	SOFR + 3.25%	8.75%	7/12/2028	3,869	3,866	3,850	0.02
EP Purchaser LLC	(9)	SOFR + 3.50%	9.00%	11/6/2028	1,995	1,955	1,958	0.01
Galaxy US Opco, Inc.	(6)(9)	SOFR + 4.75%	9.85%	4/29/2029	12,233	11,978	11,530	0.05
Guidehouse, Inc.	(4)(5)(10)	SOFR + 6.25%	11.45%	10/16/2028	1,191,610	1,182,030	1,167,778	4.91
HIG Orca Acquisition Holdings, Inc.	(4)(5)(11)	SOFR + 6.00%	11.40%	8/17/2027	94,317	93,018	93,373	0.39
HIG Orca Acquisition Holdings, Inc.	(4)(5)(7)(11)	SOFR + 6.00%	11.26%	8/17/2027	2,591	2,496	2,499	0.01
HIG Orca Acquisition Holdings, Inc.	(4)(5)(7)(11)	SOFR + 6.00%	11.27%	8/12/2027	8,861	8,844	8,675	0.04
IG Investments Holdings, LLC	(4)(5)(10)	SOFR + 6.00%	11.15%	9/22/2028	16,296	16,166	16,214	0.07
IG Investments Holdings, LLC	(4)(5)(7)(10)	SOFR + 6.00%	11.20%	9/22/2028	429,847	422,793	427,473	1.80
Inmar, Inc.	(9)	SOFR + 5.50%	10.73%	5/1/2026	29,902	28,852	29,117	0.12
Kaufman Hall & Associates, LLC	(4)(10)	SOFR + 5.25%	10.45%	12/14/2028	77,025	75,824	77,025	0.32
Kaufman Hall & Associates, LLC	(4)(10)	SOFR + 5.25%	10.40%	12/14/2028	19,840	19,531	19,840	0.08
Kwor Acquisition, Inc.	(4)(7)(10)	SOFR + 5.25%	10.45%	12/22/2028	1,149	1,095	969	0.00
Kwor Acquisition, Inc.	(4)(7)(11)	P + 4.25%	12.50%	12/22/2027	6,707	6,571	6,280	0.03
Legacy Intermediate, LLC	(4)(5)(7)(10)	SOFR + 5.75%	11.13%	2/25/2028	122,405	120,526	122,046	0.51
Mantech International CP	(4)(7)(10)	SOFR + 5.75%	10.80%	9/14/2029	774,500	757,188	763,782	3.21
Material Holdings, LLC	(4)(5)(7)(10)	SOFR + 6.00%	11.34%	8/19/2027	257,577	253,807	241,169	1.01
Minotaur Acquisition, Inc.	(8)	SOFR + 4.75%	9.95%	3/27/2026	224,879	220,034	221,717	0.93
National Intergovernmental Purchasing Alliance Co.	(8)	SOFR + 3.50%	8.74%	5/23/2025	4,185	4,172	4,171	0.02
Petrus Buyer Inc	(4)(7)(10)	SOFR + 6.50%	11.52%	10/17/2029	36,082	34,817	35,088	0.15
Polyconcept Investments B.V.	(10)	SOFR + 5.50%	10.60%	5/18/2029	44,663	43,908	42,463	0.18
Sherlock Buyer Corp.	(4)(7)(10)	SOFR + 5.75%	11.09%	12/8/2028	6,455	6,202	6,125	0.03
Thevelia US, LLC	(5)(6)(9)	SOFR + 4.00%	9.05%	6/18/2029	34,379	33,072	34,336	0.14
Trinity Air Consultants Holdings Corp.	(4)(7)(10)	L + 5.25%	10.62%	6/29/2027	19,719	19,068	19,176	0.08

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Professional Services (continued)
Trinity Air Consultants Holdings Corp.	(4)(7)(10)	L + 5.25%	10.35%		6/29/2027		26,358	25,885	25,911	0.11
Trinity Partners Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	11.53%		12/21/2028		386,413	379,379	381,391	1.60
Victors CCC Buyer, LLC	(4)(7)(10)	SOFR + 5.75%	11.02%		6/1/2029		145,530	143,087	145,219	0.61
Victors CCC Buyer, LLC	(4)(7)(10)	SOFR + 5.75%	10.45%		6/1/2029		4,381	3,887	4,381	0.02
VT Topco, Inc.	(10)	SOFR + 3.75%	8.97%		8/1/2025		12,758	12,722	12,613	0.05
VT Topco, Inc.	(7)(10)	L + 3.75%	7.82%		8/1/2025		553	553	547	0.00
West Monroe Partners, LLC	(4)(7)(10)	L + 5.25%	10.40%		11/8/2028		726,236	715,114	700,818	2.95
West Monroe Partners, LLC	(4)(7)(10)	L + 5.25%	10.41%		11/8/2027		18,857	17,775	18,197	0.08

								5,402,778	5,371,526	22.59
Real Estate Management & Development
McCarthy & Stone PLC	(4)(5)(6)(8)	7.00%	7.00%		12/16/2025	GBP	20,000	28,045	23,771	0.10
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 6.25%	11.66%		2/16/2028		70,324	69,139	70,324	0.30
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 6.25%	11.66%		7/25/2029		15,205	14,876	15,205	0.06

								112,060	109,300	0.46
Software
2U, Inc.	(6)(10)	SOFR + 6.50%	11.32%		12/28/2026		5,311	5,073	5,129	0.02
Anaplan, Inc.	(4)(7)(10)	SOFR + 6.50%	11.60%		6/21/2029		537,534	527,564	531,679	2.23
Apex Group Treasury, LLC	(6)(9)	L + 3.75%	9.07%		7/27/2028		15,218	15,191	15,047	0.06
Apttus Corp.	(10)	L + 4.25%	9.52%		5/8/2028		11,657	11,646	11,451	0.05
Armstrong Bidco Limited	(4)(6)(8)	S + 5.25%	10.18%		6/28/2029	GBP	314,735	375,234	376,669	1.58
Armstrong Bidco Limited	(4)(6)(7)(8)	S + 5.25%	10.18%		6/28/2029	GBP	144,252	171,479	176,663	0.74
Avalara Inc	(4)(7)(10)	SOFR + 7.25%	12.49%		10/19/2028		23,077	22,516	22,823	0.10
AxiomSL Group, Inc.	(4)(7)(11)	SOFR + 5.75%	10.97%		12/3/2027		77,822	76,635	77,767	0.33
Beeline, LLC	(4)(7)(10)	SOFR + 5.25%	10.38%		5/2/2029		44,759	44,358	44,502	0.19
Beeline, LLC	(4)(7)(10)	SOFR + 5.25%	10.35%		5/2/2028		924	879	896	0.00
BlueCat Networks USA, Inc.	(4)(7)(10)	SOFR + 6.00%	11.24 (incl. 2.00 PIK	% % )	8/8/2028		69,081	67,814	67,578	0.28
BlueCat Networks USA, Inc.	(4)(7)(10)	SOFR + 6.00%	11.08%		8/8/2028		7,545	7,378	7,424	0.03
Boxer Parent Company, Inc.	(8)	SOFR + 3.75%	8.97%		10/2/2025		14,798	14,756	14,698	0.06

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Software (continued)
CDK Global Inc.	(9)	SOFR + 4.25%	9.49%		7/6/2029		2,992	2,981	2,988	0.01
Circana Group, L.P.	(4)(10)	SOFR + 5.75%	10.95%		12/1/2028		685,350	673,410	678,496	2.85
Circana Group, L.P.	(4)(10)	SOFR + 6.25%	11.39 (incl. 2.75 PIK	% % )	12/1/2028		894,308	879,364	880,894	3.70
Circana Group, L.P.	(4)(7)(10)	SOFR + 4.75%	10.92%		12/1/2027		8,393	6,654	7,344	0.03
Cloudera, Inc.	(9)	SOFR + 3.75%	8.95%		10/8/2028		36,870	36,458	36,075	0.15
Community Brands ParentCo, LLC	(4)(5)(7)(10)	SOFR + 5.75%	10.70%		2/24/2028		15,169	14,752	14,631	0.06
Confine Visual Bidco	(4)(6)(7)(10)	SOFR + 5.75%	10.80%		2/23/2029		258,821	251,938	232,196	0.98
Connatix Buyer, Inc.	(4)(5)(7)(10)	L + 5.50%	10.65%		7/14/2027		108,467	106,568	102,526	0.43
ConnectWise, LLC	(9)	L + 3.50%	8.69%		9/29/2028		28,465	28,394	27,789	0.12
Cornerstone OnDemand, Inc.	(9)	SOFR + 3.75%	9.25%		10/16/2028		27,280	27,191	25,490	0.11
Coupa Software Inc.	(4)(6)(7)(10)	SOFR + 7.50%	12.60%		2/27/2030		1,836	1,787	1,805	0.01
Delta Topco, Inc.	(10)	SOFR + 3.75%	9.07%		12/1/2027		34,886	34,852	33,840	0.14
Diligent Corporation	(4)(11)	L + 5.75%	10.95%		8/4/2025		87,975	87,381	85,336	0.36
Discovery Education, Inc.	(4)(7)(10)	SOFR + 5.75%	10.71%		4/9/2029		469,783	461,174	447,585	1.88
DTI Holdco, Inc.	(4)(7)(10)	P + 3.75%	12.00%		4/26/2027		3,680	3,680	2,702	0.01
DTI Holdco, Inc.	(10)	SOFR + 4.75%	9.80%		4/26/2029		32,710	31,903	30,533	0.13
ECI Macola Max Holding, LLC	(6)(10)	SOFR + 3.75%	9.25%		11/9/2027		11,949	11,970	11,841	0.05
Epicor Software Corp.	(10)	SOFR + 3.25%	8.47%		7/30/2027		5,952	5,976	5,886	0.02
Episerver, Inc.	(4)(5)(7)(11)	SOFR + 5.50%	10.89%		4/9/2026		24,973	24,668	22,829	0.10
Experity, Inc.	(4)(5)(7)(10)	SOFR + 5.75%	11.09%		2/24/2028		137,203	135,034	132,776	0.56
Forterro UK Ltd.	(4)(6)(8)	ST + 4.75%	8.17%		7/9/2029	SEK	112,563	10,441	10,240	0.04
Forterro UK Ltd.	(4)(6)(9)	SA + 4.75%	6.45%		7/9/2029	CHF	10,674	10,719	11,722	0.05
Forterro UK Ltd.	(4)(6)(7)(8)	E + 4.75%	7.81%		7/9/2029	EUR	31,713	30,666	34,550	0.15
Forterro UK Ltd.	(4)(6)(10)	S + 4.75%	9.68%		7/9/2029	GBP	8,894	10,452	11,093	0.05
GI Consilio Parent, LLC	(7)(9)	L + 4.00%	9.19%		5/12/2028		40,121	39,445	38,739	0.16
Gigamon Inc.	(4)(7)(10)	SOFR + 5.75%	10.89%		3/9/2029		434,540	427,270	433,389	1.82
GovernmentJobs.com, Inc.	(4)(7)(10)	SOFR + 5.50%	10.70%		12/1/2028		144,141	141,512	140,006	0.59
GovernmentJobs.com, Inc.	(4)(7)(10)	SOFR + 5.50%	10.70%		12/2/2027		7,411	7,158	7,016	0.03
GraphPAD Software, LLC	(4)(7)(11)	L + 5.50%	10.71%		4/27/2027		2,637	2,558	2,413	0.01
GraphPAD Software, LLC	(4)(7)(11)	L + 5.50%	10.87%		4/27/2027		17,150	16,959	16,765	0.07

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Software (continued)
Greeneden U.S. Holdings II, LLC	(10)	SOFR + 4.00%	9.22%		12/1/2027		5,845	5,869	5,837	0.02
HS Purchaser, LLC	(10)	SOFR + 4.00%	9.15%		11/19/2026		48,586	48,569	44,457	0.19
Hyland Software, Inc.	(10)	L + 3.50%	8.69%		7/1/2024		9,799	9,804	9,731	0.04
Idera, Inc.	(10)	SOFR + 3.75%	9.01%		3/2/2028		52,368	52,254	51,113	0.21
Imperva, Inc.	(11)	L + 4.00%	9.34%		1/12/2026		19,020	19,074	17,273	0.07
ION Trading Finance Ltd.	(6)(8)	SOFR + 4.75%	10.09%		4/3/2028		27,883	27,904	27,405	0.12
Kaseya, Inc.	(4)(7)(10)	SOFR + 6.25%	11.36%		6/25/2029		748,131	734,106	739,866	3.11
LD Lower Holdings, Inc.	(4)(11)	SOFR + 6.50%	11.84%		2/8/2026		117,178	115,929	115,420	0.49
Lightbox Intermediate, LP	(4)(8)	L + 5.00%	10.54%		5/9/2026		37,620	36,937	36,303	0.15
Magnesium BorrowerCo, Inc.	(4)(10)	S + 5.75%	10.68%		5/18/2029	GBP	102,635	125,516	128,427	0.54
Magnesium BorrowerCo, Inc.	(4)(7)(10)	SOFR + 5.75%	10.95%		5/18/2029		962,898	940,361	945,976	3.98
Mandolin Technology Intermediate Holdings, Inc.	(4)(5)(7)(9)	SOFR + 3.75%	9.14%		7/31/2028		77,126	76,216	66,355	0.28
Mandolin Technology Intermediate Holdings, Inc.	(4)(5)(9)	SOFR + 6.25%	11.64%		6/9/2030		63,000	61,110	61,110	0.26
Medallia, Inc.	(4)(10)	L + 6.50%	11.69 (incl. 5.83 PIK	% % )	10/29/2028		1,020,886	1,005,562	1,000,469	4.20
Mitnick Purchaser, Inc.	(9)	SOFR + 4.75%	9.90%		5/2/2029		11,794	11,745	11,455	0.05
Mitratech Holdings, Inc.	(5)(7)(10)	SOFR + 3.75%	9.06%		5/18/2028		16,746	15,315	14,753	0.06
Monk Holding Co.	(4)(10)(18)	SOFR + 5.70%	10.84%		12/1/2027		11,113	10,916	11,002	0.05
Monk Holding Co.	(4)(7)(10)	SOFR + 5.50%	10.84%		12/1/2027		3,579	3,140	3,022	0.01
MRI Software, LLC	(5)(7)(11)	SOFR + 5.50%	10.84%		2/10/2026		23,216	23,192	22,472	0.09
Neogames Connect SARL	(4)(6)(8)	E + 6.25%	9.85%		5/30/2028	EUR	100,400	102,070	109,542	0.46
Nintex Topco Limited	(4)(6)(10)	SOFR + 6.00%	11.39%		11/13/2028		678,078	667,658	634,003	2.66
NortonLifeLock, Inc.	(6)(7)(9)	SOFR + 2.00%	7.20%		9/12/2029		6,856	6,805	6,803	0.03
Onex AP Merger Sub, LLC	(4)(7)(10)	SOFR + 5.75%	10.37%		4/4/2028		21,576	21,234	21,452	0.09
Oranje Holdco Inc	(4)(7)(11)	SOFR + 7.75%	12.79%		2/1/2029		66,000	64,271	64,886	0.27
Perforce Software, Inc.	(8)	L + 3.75%	8.94%		7/1/2026		15,376	15,363	14,597	0.06
Project Alpha Intermediate Holding, Inc.	(8)	L + 4.00%	9.20%		4/26/2024		14,203	14,212	14,187	0.06

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Software (continued)
Project Leopard Holdings, Inc.	(7)(9)	SOFR + 5.25%	10.45%		7/20/2029		141,478	134,468	127,684	0.54
Proofpoint, Inc.	(5)(9)	SOFR + 6.25%	11.47%		8/31/2028		900	896	882	0.00
Quest Software US Holdings, Inc.	(6)(9)	SOFR + 4.25%	9.45%		2/1/2029		27,742	27,535	21,673	0.09
Rally Buyer, Inc.	(4)(7)(10)	SOFR + 5.50%	10.72%		7/19/2028		115,373	113,125	112,711	0.47
Rally Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	10.85%		7/19/2028		3,955	3,642	3,624	0.02
RealPage, Inc.	(9)	SOFR + 3.00%	8.22%		4/24/2028		1,980	1,975	1,940	0.01
Relativity ODA, LLC	(4)(7)(11)	SOFR + 6.50%	11.70%		5/12/2027		875	797	788	0.00
Rocket Software, Inc.	(8)	SOFR + 4.25%	9.47%		11/28/2025		10,756	10,761	10,665	0.04
Rocket Software, Inc.	(9)	SOFR + 4.25%	9.47%		11/28/2025		3,937	3,883	3,908	0.02
S2P Acquisition Borrower, Inc.	(6)(8)	SOFR + 4.00%	9.20%		8/14/2026		13,036	13,054	13,017	0.05
Sailpoint Technologies, Inc.	(4)(7)(10)	SOFR + 6.25%	11.35%		8/16/2029		384,906	377,585	379,668	1.60
Solarwinds Holdings, Inc.	(8)	SOFR + 4.00%	8.85%		2/5/2027		2,993	2,970	2,997	0.01
Sophia, LP	(9)	L + 3.50%	9.04%		10/7/2027		1,985	1,975	1,967	0.01
Sovos Compliance, LLC	(9)	SOFR + 4.50%	9.72%		8/11/2028		5,197	5,206	5,028	0.02
Spitfire Parent, Inc.	(4)(5)(11)	E + 5.50%	8.79%		3/11/2027	EUR	19,110	22,796	20,536	0.09
Spitfire Parent, Inc.	(4)(11)	SOFR + 5.50%	11.14%		3/11/2027		86,570	85,440	85,271	0.36
Spitfire Parent, Inc.	(4)(11)	SOFR + 5.50%	10.61%		3/11/2027		31,963	31,933	31,484	0.13
Stamps.com, Inc.	(4)(10)	L + 5.75%	10.94%		10/5/2028		859,950	847,011	838,451	3.52
Surf Holdings, LLC	(6)(8)	L + 3.50%	8.70%		3/5/2027		3,219	3,223	3,198	0.01
Symphony Technology Group	(5)(6)(10)	L + 4.75%	10.03%		7/27/2028		65,730	65,210	49,708	0.21
Symphony Technology Group	(5)(6)(9)	SOFR + 3.75%	9.01%		3/1/2029		30,023	29,791	28,802	0.12
Tegra118 Wealth Solutions, Inc.	(8)	SOFR + 4.00%	9.13%		2/18/2027		3,900	3,918	3,802	0.02
The Ultimate Software Group, Inc.	(9)	SOFR + 3.25%	8.27%		5/4/2026		9,968	9,967	9,797	0.04
Triple Lift, Inc.	(4)(10)	SOFR + 5.50%	10.23%		5/5/2028		25,915	25,505	25,397	0.11
Triple Lift, Inc.	(4)(10)	SOFR + 5.50%	10.87%		5/5/2028		44,154	43,543	43,271	0.18
Triple Lift, Inc.	(4)(7)(10)	SOFR + 5.25%	10.30%		5/5/2028		5,480	5,282	5,194	0.02
Virgin Pulse, Inc.	(10)	SOFR + 3.75%	8.97%		4/6/2028		41,809	41,523	39,705	0.17
Vision Solutions, Inc.	(10)	L + 4.00%	9.51%		4/24/2028		45,837	45,723	43,664	0.18
VS Buyer LLC	(6)(8)	SOFR + 3.25%	8.52%		2/28/2027		997	986	988	0.00
Zendesk Inc	(4)(7)(10)	SOFR + 7.00%	12.25 (incl. 3.50 PIK	% % )	11/30/2028		920,826	894,653	906,544	3.81

								11,933,346	11,842,101	49.74
Specialty Retail
CustomInk, LLC	(4)(11)(18)	SOFR + 6.18%	11.26%		5/3/2026		36,866	36,452	36,866	0.15
EG America, LLC	(4)(6)(8)	SOFR + 5.50%	10.73%		2/28/2028		46,999	45,346	45,718	0.19
EG Dutch Finco BV	(6)(8)	SOFR + 4.00%	9.16%		2/7/2025		988	917	975	0.00
Runner Buyer, Inc.	(10)	L + 5.50%	10.69%		10/20/2028		77,025	75,757	59,791	0.25

								158,472	143,350	0.59

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Technology Hardware, Storage & Peripherals
Lytx, Inc.	(4)(11)	SOFR + 6.75%	11.95%	2/28/2028		45,893	45,962	45,549	0.19
Textiles, Apparel & Luxury Goods
Mad Engine Global, LLC	(11)	L + 7.00%	12.54%	7/15/2027		23,335	22,928	16,743	0.07
S&S Holdings, LLC	(9)	SOFR + 5.00%	10.09%	3/11/2028		6,396	6,297	5,613	0.02

							29,225	22,356	0.09
Trading Companies & Distributors
Foundation Building Materials, Inc.	(9)	L + 3.25%	8.52%	1/31/2028		14,829	14,563	14,444	0.06
Icebox Holdco III, Inc.	(9)	SOFR + 3.75%	9.09%	12/22/2028		15,864	15,813	15,417	0.06
LBM Acquisition, LLC	(10)	L + 3.75%	8.90%	12/17/2027		55,087	54,804	53,050	0.22
Park River Holdings, Inc.	(10)	L + 3.25%	8.52%	12/28/2027		70,686	69,541	67,967	0.29
Porcelain Acquisition Corp.	(4)(7)(11)	SOFR + 6.00%	11.34%	4/1/2027		82,254	80,546	79,971	0.34
Specialty Building Products Holdings, LLC	(9)	SOFR + 3.25%	8.45%	10/15/2028		29,885	29,834	28,680	0.12
SRS Distribution, Inc.	(9)	SOFR + 3.50%	8.70%	6/2/2028		8,008	7,968	7,833	0.03
SRS Distribution, Inc.	(9)	L + 3.50%	8.69%	6/2/2028		18,518	18,467	18,034	0.08
The Cook & Boardman Group, LLC	(11)	SOFR + 5.75%	10.94%	10/17/2025		24,861	24,378	22,855	0.10
The Cook & Boardman Group, LLC	(11)	SOFR + 5.75%	10.94%	10/18/2025		10,363	10,316	9,526	0.04
Windsor Holdings III LLC	(6)(8)	SOFR + 4.50%	9.72%	6/21/2030		5,000	4,925	4,918	0.02

							331,155	322,695	1.36
Transportation Infrastructure
Capstone Logistics, LLC	(4)(11)	SOFR + 4.75%	9.95%	11/12/2027		22,118	22,172	21,787	0.09
Enstructure LLC	(4)(7)(9)(18)	SOFR + 6.35%	11.45%	5/25/2029		79,972	78,013	79,972	0.34
Frontline Road Safety, LLC	(4)(10)	SOFR + 5.75%	11.05%	5/3/2027		169,399	167,293	162,200	0.68
Helix TS, LLC	(4)(10)	SOFR + 6.25%	11.45%	8/4/2027		93,261	91,988	92,794	0.39
Helix TS, LLC	(4)(7)(10)	SOFR + 6.25%	11.65%	8/4/2027		62,900	62,349	62,580	0.26
Italian Motorway Holdings S.à.r.l	(4)(6)(8)	E + 5.25%	8.90%	4/28/2029	EUR	236,429	243,181	252,802	1.06
Liquid Tech Solutions Holdings, LLC	(4)(10)	SOFR + 4.75%	9.96%	3/20/2028		18,997	18,931	18,665	0.08
Roadsafe Holdings, Inc.	(4)(11)	SOFR + 5.75%	10.94%	10/19/2027		62,029	61,208	59,703	0.25
Roadsafe Holdings, Inc.	(4)(11)	SOFR + 5.75%	11.14%	10/19/2027		24,748	24,748	23,820	0.10

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt —non-controlled/non-affiliated (continued)
Transportation Infrastructure (continued)
Roadsafe Holdings, Inc.	(4)(11)	SOFR + 5.75%	10.66%		1/31/2029	108,100	107,170	104,033	0.44
Safety Borrower Holdings LP	(4)(5)(11)	SOFR + 5.25%	11.01%		9/1/2027	45,515	45,227	45,287	0.19
Safety Borrower Holdings LP	(4)(5)(7)(11)	P + 4.25%	12.50%		9/1/2027	1,678	1,655	1,644	0.01
Sam Holding Co, Inc.	(4)(7)(11)	L + 5.00%	10.46%		9/24/2027	192,854	190,164	190,690	0.80
Sam Holding Co, Inc.	(4)(7)(11)	P + 4.00%	12.00%		3/24/2027	1,440	1,114	1,140	0.00
TRP Infrastructure Services, LLC	(4)(11)	SOFR + 5.50%	10.55%		7/9/2027	72,588	71,615	65,330	0.27

							1,186,828	1,182,447	4.96
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	9.24%		12/17/2027	18,081	18,088	17,776	0.07

Total First Lien Debt - non-controlled/non-affiliated							43,113,282	42,524,598	178.76

First Lien Debt - controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals
Pigments Services, Inc.	(4)(6)(11)(16)(17)	SOFR + 8.25%	13.24%		4/14/2030		15,344	11,710	0.05
Pigments Services, Inc.	(4)(6)(11)(16)	SOFR + 8.25%	13.24 (incl. 13.24 PIK	% % )	4/14/2030		9,069	9,069	0.04

Total First Lien Debt - controlled/affiliated (excluding Investments in Joint Ventures)							24,413	20,779	0.09

Total First Lien Debt							43,137,695	42,545,377	178.85

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Second Lien Debt
Second Lien Debt—non-controlled/non-affiliated
Aerospace & Defense
Atlas CC Acquisition Corp.	(4)(5)(10)	SOFR + 7.63%	13.15%	5/25/2029		44,520	44,027	38,287	0.16
Peraton Corp.	(10)	SOFR + 7.75%	12.98%	2/1/2029		53,508	52,944	52,003	0.22

							96,971	90,290	0.38
Air Freight & Logistics
Wwex Uni Topco Holdings, LLC	(10)	SOFR + 7.00%	12.50%	7/26/2029		33,000	32,634	26,565	0.11
Capital Markets
The Edelman Financial Engines Center, LLC	(8)	L + 6.75%	11.94%	7/20/2026		14,000	13,911	13,564	0.06
Chemicals
Hexion Holdings Corp.	(9)	SOFR + 7.44%	12.63%	3/15/2030		46,000	44,937	38,103	0.16
Pearls Netherlands Bidco	(4)(6)(9)	SOFR + 7.25%	12.30%	2/25/2030		42,453	41,480	41,392	0.17

							86,417	79,495	0.33
Commercial Services & Supplies
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 6.75%	11.97%	3/30/2029		29,464	29,358	26,242	0.11
USIC Holdings, Inc.	(5)(10)	L + 6.50%	11.69%	5/14/2029		8,594	8,544	7,878	0.03

							37,902	34,120	0.14
Construction & Engineering
Thermostat Purchaser III, Inc.	(4)(7)(10)	SOFR + 7.25%	12.66%	8/31/2029		32,725	32,314	31,701	0.13
Diversified Consumer Services
Pre-Paid Legal Services, Inc.	(9)	L + 7.00%	12.19%	12/14/2029		25,000	24,797	22,750	0.10
Health Care Equipment & Supplies
Confluent Medical Technologies, Inc.	(4)(5)(9)	SOFR + 6.50%	11.89%	2/16/2030		52,500	51,630	52,369	0.22
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	(4)(5)(6)(8)	8.75%	8.75%	4/15/2029	CAD	3,800	3,013	2,527	0.01
CD&R Artemis UK Bidco Ltd.	(4)(6)(8)	S + 7.50%	12.43%	8/19/2029	GBP	65,340	87,548	81,385	0.34
CD&R Artemis UK Bidco Ltd.	(4)(6)(9)	SOFR + 7.25%	12.59%	8/19/2029		25,000	24,491	24,188	0.10
Jayhawk Buyer, LLC	(4)(11)	L + 8.75%	14.03%	10/15/2027		6,537	6,449	6,471	0.03

							121,501	114,571	0.48

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt—non-controlled/non-affiliated (continued)
Health Care Technology
Imprivata, Inc.	(4)(9)	SOFR + 6.25%	11.35%		12/1/2028	44,118	43,758	41,691	0.18
Hotels, Restaurants & Leisure
Mic Glen, LLC	(9)	SOFR + 6.75%	11.95%		7/30/2029	16,000	15,960	14,853	0.06
Industrial Conglomerates
Victory Buyer, LLC	(4)(9)	SOFR + 7.00%	12.51%		11/1/2029	24,677	24,476	22,456	0.09
IT Services
Dcert Buyer, Inc.	(8)	SOFR + 7.00%	12.26%		2/19/2029	60,975	61,145	56,199	0.24
Inovalon Holdings, Inc.	(4)(5)(10)	SOFR + 10.50%	15.99 (incl. 15.99 PIK	% % )	11/24/2033	100,783	98,661	100,783	0.42

							159,806	156,982	0.66
Life Sciences Tools & Services
Curia Global, Inc.	(4)(10)	L + 6.50%	11.77%		8/31/2029	45,977	45,267	37,931	0.16
LSCS Holdings, Inc.	(4)(9)	L + 8.00%	13.19%		12/17/2029	40,000	39,514	35,600	0.15
Phoenix Newco, Inc.	(4)(6)(9)	SOFR + 6.50%	11.72%		11/15/2029	52,153	51,295	52,153	0.22

							136,076	125,684	0.53
Media
Houghton Mifflin, LLC	(4)(7)(9)	SOFR + 8.50%	13.60%		4/8/2030	80,500	78,795	67,023	0.28
Pharmaceuticals
Sharp Midco, LLC	(4)(5)(9)	SOFR + 7.25%	12.59%		12/31/2029	31,500	30,860	30,634	0.13
Professional Services
Aqgen Island Holdings, Inc.	(5)(6)(9)	L + 6.50%	11.69%		8/2/2029	34,508	34,224	31,058	0.13
Celestial Saturn Parent, Inc.	(9)	L + 6.50%	11.75%		6/4/2029	134,488	133,449	109,608	0.46
Deerfield Dakota Holding, LLC	(10)	L + 6.75%	12.29%		4/7/2028	27,069	27,005	25,386	0.11
Thevelia US, LLC	(4)(6)(9)	SOFR + 6.75%	12.14%		6/17/2030	182,046	177,293	181,136	0.76
VT Topco, Inc.	(4)(10)	SOFR + 6.75%	11.97%		7/31/2026	35,500	35,391	33,903	0.14

							407,362	381,091	1.60
Software
Apex Group Treasury, LLC	(4)(6)(9)	L + 6.75%	12.29%		7/27/2029	28,153	28,177	27,731	0.12
Cloudera, Inc.	(9)	SOFR + 6.00%	11.25%		10/8/2029	66,697	66,260	60,694	0.26
HS Purchaser, LLC	(10)	SOFR + 6.75%	11.95%		11/19/2027	71,000	71,096	54,078	0.23
Human Security, Inc.	(4)(11)	SOFR + 6.75%	11.85%		7/22/2027	50,000	49,287	49,125	0.21
Human Security, Inc.	(4)(11)	SOFR + 6.75%	11.97%		7/22/2027	50,000	49,287	49,125	0.21
Idera, Inc.	(4)(10)	SOFR + 6.75%	12.01%		3/2/2029	30,331	30,251	26,815	0.11
Mandolin Technology Intermediate Holdings, Inc.	(4)(5)(9)	SOFR + 6.50%	11.89%		7/30/2029	31,950	31,612	27,956	0.12
Mitratech Holdings, Inc.	(4)(10)	L + 6.75%	12.02%		5/18/2029	18,000	17,941	16,423	0.07
Proofpoint, Inc.	(5)(9)	SOFR + 6.25%	11.47%		8/31/2029	63,274	63,116	61,534	0.26
Symphony Technology Group	(6)(10)	L + 8.25%	13.53%		7/27/2029	91,647	90,643	60,487	0.25

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Virgin Pulse, Inc.	(10)	SOFR + 7.25%	12.47%	4/6/2029	27,000	26,854	22,427	0.09
Vision Solutions, Inc.	(5)(10)	L + 7.25%	12.51%	4/23/2029	85,901	85,533	74,529	0.31

						610,057	530,924	2.24
Trading Companies & Distributors
Icebox Holdco III, Inc.	(4)(9)	SOFR + 6.75%	12.25%	12/21/2029	14,000	13,885	12,320	0.05

Total Second Lien Debt—non-controlled/non-affiliated						2,019,112	1,849,083	7.77

Total Second Lien Debt						2,019,112	1,849,083	7.77

Structured Finance Obligations—non-controlled/non-affiliated
Diversified Financial Services
522 Funding CLO 2020-6, Ltd.	(4)(5)(6)(8)	L + 6.50%	11.77%	10/23/2034	3,000	3,000	2,610	0.01
AIMCO CLO Series 2015-A	(5)(6)(8)	L + 6.60%	11.86%	10/17/2034	7,450	7,450	6,969	0.03
Allegro CLO XI Ltd.	(4)(5)(6)(8)	L + 7.00%	11.23%	1/19/2033	3,895	3,861	3,664	0.02
Apidos CLO XXXIII	(5)(6)(8)	L + 6.35%	11.17%	10/24/2034	5,000	4,957	4,560	0.02
Apidos CLO XXXVI	(4)(5)(6)(8)	L + 5.95%	10.19%	7/20/2034	8,500	8,500	7,747	0.03
Ares LXI CLO, Ltd.	(4)(5)(6)(8)	L + 6.25%	11.06%	10/20/2034	7,750	7,750	7,009	0.03
Ares LXII CLO, Ltd.	(4)(5)(6)(8)	L + 6.50%	11.76%	1/25/2034	9,000	9,000	7,993	0.03
Ares XXVII CLO, Ltd.	(5)(6)(8)	L + 6.75%	12.00%	10/28/2034	7,000	6,939	6,431	0.03
Balboa Bay Loan Funding 2021-2, Ltd.	(4)(5)(6)(8)	L + 6.60%	11.41%	1/20/2035	7,000	6,938	6,300	0.03
Barings CLO Ltd 2021-II	(4)(5)(6)(8)	L + 6.25%	11.08%	7/15/2034	6,000	6,000	5,300	0.02
Barings CLO Ltd 2021-III	(4)(5)(6)(8)	L + 6.65%	11.91%	1/18/2035	7,200	7,200	6,215	0.03
Benefit Street Partners CLO XX	(4)(5)(6)(8)	L + 6.75%	11.58%	7/15/2034	6,500	6,500	6,078	0.03
Benefit Street Partners LLC BSP 2020-21A	(4)(5)(6)(8)	L + 6.70%	11.96%	10/15/2034	3,000	2,973	2,801	0.01
BlueMountain CLO XXIX Ltd	(4)(5)(6)(8)	L + 6.86%	12.12%	7/25/2034	2,750	2,689	2,419	0.01
Broad River Ltd 2020-1	(4)(5)(6)(8)	L + 6.50%	11.75%	7/20/2034	7,000	6,950	6,493	0.03
Carlyle US CLO 2020-1, Ltd.	(4)(5)(6)(8)	L + 6.25%	11.50%	7/20/2034	7,000	7,000	6,349	0.03
Carval CLO V-C, LTD.	(4)(5)(6)(8)	L + 6.75%	11.58%	10/15/2034	8,000	7,930	7,456	0.03
Carval CLO VI-C, LTD.	(4)(5)(6)(8)	SOFR + 7.33%	12.39%	4/21/2034	8,750	8,670	8,323	0.03
CIFC Funding 2019-III, Ltd.	(4)(5)(6)(8)	L + 6.80%	11.63%	10/16/2034	8,000	8,000	7,596	0.03
CIFC Funding 2022-V, Ltd.	(4)(5)(6)(8)	SOFR + 7.55%	12.54%	7/16/2033	10,000	9,909	9,772	0.04
Dryden 95 CLO, Ltd.	(4)(5)(6)(8)	L + 6.15%	11.53%	8/20/2034	8,000	8,000	6,954	0.03
Eaton Vance CLO 2019-1 Ltd	(4)(5)(6)(8)	L + 6.50%	11.76%	4/15/2031	3,750	3,754	3,581	0.02

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—non-controlled/non-affiliated (continued)
Diversified Financial Services (continued)
Elmwood CLO 16, Ltd.	(4)(5)(6)(8)	SOFR + 7.22%	12.27%	4/20/2034	6,000	5,945	5,785	0.02
Elmwood CLO III, Ltd.	(4)(5)(6)(8)	SOFR + 6.50%	11.76%	10/20/2034	3,500	3,500	3,304	0.01
Elmwood CLO VI, Ltd.	(5)(6)(8)	L + 6.50%	11.76%	10/20/2034	4,000	4,000	3,825	0.02
Flatiron RR CLO 22, LLC	(5)(6)(8)	L + 6.20%	11.53%	10/15/2034	5,000	5,000	4,700	0.02
Fort Washington CLO 2021-2, Ltd.	(4)(5)(6)(8)	L + 6.61%	11.42%	10/20/2034	12,000	11,896	10,847	0.05
Galaxy 30 CLO, Ltd.	(4)(5)(6)(8)	SOFR + 7.00%	11.94%	4/15/2035	3,000	2,973	2,816	0.01
Galaxy XXV CLO, Ltd.	(4)(5)(6)(8)	L + 5.95%	11.46%	10/25/2031	4,000	3,951	3,535	0.01
Goldentree Loan Management US Clo 12 Ltd.	(4)(5)(6)(8)	SOFR + 7.25%	12.30%	4/20/2034	6,500	6,444	6,261	0.03
Goldentree Loan Management US Clo 8 Ltd.	(4)(5)(6)(8)	L + 6.15%	10.96%	10/20/2034	6,200	6,200	5,735	0.02
Gulf Stream Meridian 5, Ltd.	(4)(5)(6)(8)	L + 6.33%	11.59%	7/15/2034	3,500	3,489	3,147	0.01
Gulf Stream Meridian 7, Ltd.	(4)(5)(6)(8)	SOFR + 6.90%	10.71%	7/15/2035	5,000	4,955	4,594	0.02
Gulf Stream Meridian GSM 2021-IIIA, Ltd.	(4)(5)(6)(8)	L + 6.75%	12.01%	4/15/2034	1,000	961	930	0.00
Halseypoint Clo 5, Ltd.	(4)(5)(6)(8)	L + 6.95%	12.41%	1/30/2035	9,500	9,332	8,712	0.04
HPS Loan Management 15-2019 Ltd	(4)(5)(6)(8)	SOFR + 6.80%	11.60%	1/22/2035	4,000	3,964	3,672	0.02
Jamestown CLO XIV, Ltd.	(5)(6)(8)	L + 7.20%	12.45%	10/20/2034	10,000	9,825	9,115	0.04
Kayne CLO III, Ltd.	(4)(5)(6)(8)	L + 6.50%	11.76%	4/15/2032	5,000	5,008	4,560	0.02
Magnetite XXXII Ltd	(4)(5)(6)(8)	SOFR + 6.90%	11.89%	4/15/2035	5,000	5,000	4,812	0.02
Morgan Stanley Eaton Vance Clo 2021-1, Ltd.	(5)(6)(8)	L + 6.75%	12.09%	10/20/2034	6,500	6,500	5,969	0.03
Neuberger Berman Loan Advisers CLO 38, Ltd.	(5)(6)(8)	L + 6.25%	11.50%	10/20/2035	11,000	11,000	10,083	0.04
OCP CLO 2021-22, Ltd.	(4)(5)(6)(8)	L + 6.60%	11.41%	12/2/2034	9,000	8,892	8,184	0.03
Octagon 55, Ltd	(4)(5)(6)(8)	L + 6.50%	11.75%	7/20/2034	11,000	10,883	9,852	0.04
Octagon 66, Ltd	(4)(5)(6)(8)	SOFR + 7.80%	12.87%	8/16/2033	10,000	9,908	9,742	0.04
Octagon Investment Partners 41, Ltd.	(5)(6)(8)	L + 7.13%	12.39%	10/15/2033	5,000	4,979	4,441	0.02
Onex Credit Partners OCP 2020-19A	(4)(5)(6)(8)	L + 6.50%	11.75%	10/20/2034	4,250	4,080	3,815	0.02
Palmer Square CLO 2015-1, Ltd.	(4)(5)(6)(8)	L + 6.50%	11.88%	5/21/2034	2,000	1,914	1,802	0.01
Palmer Square CLO 2019-1, Ltd.	(4)(5)(6)(8)	L + 6.50%	11.82%	11/14/2034	12,000	12,000	10,943	0.05
Palmer Square CLO 2022-1, Ltd.	(4)(5)(6)(8)	SOFR + 6.40%	11.40%	4/20/2035	2,500	2,500	2,296	0.01

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—non-controlled/non-affiliated (continued)
Diversified Financial Services (continued)
Park Avenue Institutional Advisers CLO Ltd 2022-1	(4)(5)(6)(8)	SOFR + 7.30%	12.34%	4/20/2035	6,000	5,838	5,694	0.02
Post CLO 2021-1, Ltd.	(4)(5)(6)(8)	L + 6.45%	11.28%	10/15/2034	6,000	6,000	5,565	0.02
Post CLO 2022-1, Ltd.	(4)(5)(6)(8)	SOFR + 6.80%	11.80%	4/20/2035	5,000	4,978	4,596	0.02
PPM CLO 2, Ltd.	(4)(5)(6)(8)	L + 6.55%	11.81%	4/16/2032	5,000	5,007	4,245	0.02
PPM CLO 4, Ltd.	(5)(6)(8)	L + 6.50%	11.76%	10/18/2034	8,775	8,775	7,503	0.03
PPM CLO 5, Ltd.	(5)(6)(8)	L + 6.50%	11.75%	10/18/2034	4,800	4,800	4,104	0.02
Rad CLO 14, Ltd.	(4)(5)(6)(8)	L + 6.50%	11.33%	1/15/2035	6,750	6,750	6,102	0.03
Rockford Tower CLO 2021-3, Ltd.	(5)(6)(8)	L + 6.72%	12.01%	10/20/2034	4,000	3,948	3,305	0.01
RR 19, Ltd.	(5)(6)(8)	L + 6.50%	10.58%	10/15/2035	3,000	3,000	2,831	0.01
RR 20, Ltd.	(4)(5)(6)(8)	SOFR + 7.25%	12.24%	7/15/2037	4,000	3,963	3,840	0.02
Signal Peak 7, Ltd.	(4)(5)(6)(8)	L + 6.89%	12.19%	4/30/2032	3,875	3,845	3,590	0.02
Sound Point CLO XXVII, Ltd.	(4)(5)(6)(8)	L + 6.56%	11.82%	10/25/2034	6,900	6,780	5,623	0.02
Symphony CLO 34-PS, Ltd.	(4)(5)(6)(8)	SOFR + 7.56%	12.59%	7/24/2034	7,000	6,935	6,856	0.03
Trestles Clo IV, Ltd.	(4)(5)(6)(8)	L + 6.25%	11.07%	7/21/2034	8,000	8,000	7,259	0.03
Vibrant CLO XII, Ltd.	(4)(5)(6)(8)	L + 7.11%	12.65%	1/20/2034	2,875	2,852	2,614	0.01
Vibrant CLO XIII, Ltd.	(4)(5)(6)(8)	L + 7.06%	12.32%	7/15/2034	6,250	6,197	5,778	0.02
Voya CLO 2019-4, Ltd.	(4)(5)(6)(8)	L + 6.70%	11.96%	1/15/2035	8,250	8,105	7,542	0.03
Voya CLO 2020-2, Ltd.	(4)(5)(6)(8)	L + 6.40%	11.67%	7/19/2034	5,000	4,912	4,529	0.02

Total Structured Finance Obligations—non-controlled/non-affiliated						409,754	377,673	1.60

Equity
Equity—non-controlled/non-affiliated
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units	(4)				2,890,586	4,336	7,920	0.03
Micross Topco, Inc.	(4)				116	125	146	0.00

						4,461	8,066	0.03
Air Freight & Logistics
AGI Group Holdings LP - A2 Units	(4)				1,674	1,674	1,221	0.01
Mode Holdings, L.P. - Class A-2 Common Units	(4)				1,076,923	1,077	2,272	0.01

						2,751	3,493	0.02
Distributors
Box Co-Invest Blocker, LLC	(4)				3,308,320	3,308	2,977	0.01

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity non-controlled/non-affiliated (continued)
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests	(4)		11.50%		29,194,330	28,735	35,549	0.15
Deneb Ultimate Topco, LLC - Class A Units	(4)				4,060	4,060	2,553	0.01

						32,795	38,102	0.16
Diversified Telecommunication Services
Point Broadband Holdings, LLC - Class A Units	(4)				12,870	10,915	13,091	0.06
Point Broadband Holdings, LLC - Class B Units	(4)				685,760	1,955	3,764	0.02
Point Broadband Holdings, LLC - Class Additional A Units	(4)				147,380	420	809	0.00
Point Broadband Holdings, LLC - Class Additional B Units	(4)				2,766	2,346	2,813	0.01

						15,636	20,477	0.09
Health Care Equipment & Supplies
GCX Corporation Group Holdings, L.P. - Class A-2 Units	(4)				4,853	4,853	2,912	0.01
Health Care Providers & Services
AVE Holdings I Corp.	(4)				12,237,213	11,870	12,971	0.05
CD&R Artemis Holdco 2 Limited - Preferred Shares	(4)(6)				33,000,000	43,662	48,605	0.20
CD&R Ulysses Equity Holdings, L.P. - Common Shares	(4)(6)				6,000,000	6,090	5,040	0.02
Jayhawk Holdings, LP - A-1 Common Units	(4)				12,472	2,220	2,046	0.01
Jayhawk Holdings, LP - A-2 Common Units	(4)				6,716	1,195	1,101	0.00
Maia Aggregator, L.P. - Class A Units	(4)				19,700,000	19,700	20,094	0.08
NC Eve, L.P. - LP Interest	(4)(6)				2,500,000	3,398	2,412	0.01

						88,135	92,269	0.37
Health Care Technology
Caerus Midco 2 S.À. R.L - Additional Vehicle Units	(4)(6)				988,290	988	109	0.00
Caerus Midco 2 S.À. R.L - Vehicle Units	(4)(6)				4,941,452	4,941	4,596	0.02

						5,929	4,705	0.02
Insurance
Shelf Holdco Ltd Common Equity	(4)(6)				1,300,000	1,300	1,495	0.01
IT Services
NC Ocala Co-Invest Beta, L.P. - LP Interest	(4)				25,687,196	25,687	27,485	0.12

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity non-controlled/non-affiliated (continued)
Professional Services
Guidehouse Holding Corp. - Preferred Equity	(4)		11.50%		54,010	52,935	61,571	0.26
OHCP V TC COI, LP. - LP Interest	(4)				6,500,000	6,500	9,425	0.04
Tricor Horizon, LP	(4)(6)				14,151,361	14,151	14,151	0.06
Victors CCC Topco, LP	(4)				9,600,000	9,600	13,440	0.06

						83,186	98,587	0.42
Software
Connatix Parent, LLC - Class L Common Units	(4)				126,136	1,388	592	0.00
Expedition Holdco, LLC	(4)				810,810	810	402	0.00
Knockout Intermediated Holdings I, Inc.	(4)				49,020	47,795	54,290	0.23
Lobos Parent, Inc. - Series A Preferred Shares	(4)		10.50%		45,090	43,963	49,261	0.21
Mandolin Technology Holdings, Inc. - Series A Preferred Shares	(4)				31,950,000	30,992	27,797	0.12
Mimecast Limited	(4)				73,213,759	73,214	71,705	0.30
Zoro Common Equity	(4)				1,195,880	11,959	11,959	0.05
Zoro Series A Preferred Shares	(4)		12.50%		44,535	42,976	45,982	0.19

						253,097	261,988	1.10
Transportation Infrastructure
Atlas Intermediate Holding LLC - Preferred Interest	(4)				34,238,400	33,725	32,184	0.14
Enstructure LLC	(4)				4,642,254	3,440	4,593	0.02
Frontline Road Safety Investments, LLC - Class A Common Units	(4)				58,590	6,178	4,353	0.02
Ncp Helix Holdings, LLC. - Preferred Shares	(4)				1,485,282	1,116	1,417	0.01

						44,459	42,547	0.19

Total Equity—non-controlled/non-affiliated						565,597	605,103	2.55

Total Investments—non-controlled/non-affiliated						46,107,745	45,356,457	190.68

Equity—non-controlled/affiliated
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP)—Class A Common Units	(4)(6)(16)					558	2,779	0.01

Total Equity—non-controlled/affiliated						558	2,779	0.01

Total Investments—non-controlled/affiliated						558	2,779	0.01

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity—controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals
Pigments LP Int	(4)(6)(16)					—	—	0.00
Diversified Financial Services
Specialty Lending Company LLC - LLC Interest	(4)(5)(6)(16)					171,900	172,665	0.73
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units	(4)(6)(16)					1,421	1,980	0.01

Total Equity—controlled/affiliated (excluding Investments in Joint Ventures)						173,321	174,645	0.74

Total Investments—controlled/affiliated (excluding Investments in Joint Ventures)						197,734	195,424	0.83

Investments in Joint Ventures
BCRED Emerald JV	(6)(16)					2,002,500	2,010,728	8.45
BCRED Verdelite JV	(6)(16)					117,706	119,480	0.50

Total Investments in Joint Ventures Total						2,120,206	2,130,208	8.95

Total Investment Portfolio						48,426,243	47,684,868	200.47

Cash and Cash Equivalents
State Street Institutional U.S. Government Money Market Fund						26,978	26,978	0.11
Other Cash and Cash Equivalents						1,362,054	1,362,054	5.72

Total Portfolio Investments, Cash and Cash Equivalents						$49,815,275	$49,073,900	206.30%

(1)

Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Condensed Consolidated Schedule of Investments) are denominated in dollars. As of June 30, 2023, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss Average Rate Overnight (“SARON” or “SA”) or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of June 30, 2023. Variable rate loans typically include an interest reference rate floor feature.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of June 30, 2023, non-qualifying assets represented 22.2% of total assets as calculated in accordance with regulatory requirements.

(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt
123Dentist, Inc.	Delayed Draw Term Loan	8/10/2029	$32,114	$(3,064)
ACI Group Holdings, Inc.	Delayed Draw Term Loan	8/2/2023	39,051	—
ACI Group Holdings, Inc.	Revolver	8/2/2027	21,482	(322)
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	3,902	(78)
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	4/14/2024	8,400	(63)
Advancing Eyecare Center, Inc.	Delayed Draw Term Loan	6/13/2029	4,620	(116)
AI Altius Bidco, Inc.	Delayed Draw Term Loan	12/21/2028	13,557	—
Amerilife Holdings LLC	Revolver	8/31/2028	40,596	—
Amerilife Holdings LLC	Delayed Draw Term Loan	8/31/2029	25,775	—

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Amerivet Partners Management, Inc.	Revolver	2/25/2028	11,511	(460)
Amerivet Partners Management, Inc.	Delayed Draw Term Loan	2/25/2024	41,445	—
Anaplan, Inc.	Revolver	6/21/2028	47,983	(480)
Apex Companies, LLC	Delayed Draw Term Loan	1/31/2028	369	(5)
Armada Parent, Inc.	Delayed Draw Term Loan	10/29/2023	11,250	—
Armada Parent, Inc.	Revolver	10/29/2027	27,000	(540)
Armstrong Bidco Limited	Delayed Draw Term Loan	6/28/2029	25,033	—
Ascend Buyer, LLC	Revolver	9/30/2027	7,760	(78)
athenahealth, Inc.	Delayed Draw Term Loan	2/15/2029	4,449	(156)
Atlas CC Acquisition Corp.	Delayed Draw Term Loan	5/26/2026	14,403	(2,404)
Atlas CC Acquisition Corp.	Revolver	5/26/2026	17,283	(1,856)
Auris Luxembourg III Sarl	Revolver	2/27/2026	17,850	(330)
Avalara Inc	Revolver	10/19/2028	2,308	(23)
AxiomSL Group, Inc.	Delayed Draw Term Loan	12/3/2027	5,478	(55)
AxiomSL Group, Inc.	Revolver	12/3/2025	5,983	—
Bazaarvoice, Inc.	Revolver	5/7/2026	42,994	—
Beeline, LLC	Revolver	5/2/2028	4,619	—
Beeline, LLC	Delayed Draw Term Loan	5/2/2029	6,659	(33)
Benefytt Technologies, Inc.	Delayed Draw Term Loan	8/12/2023	3,573	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	4,615	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	12,159	(122)
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	59,019	(590)
Caerus US 1, Inc.	Revolver	5/25/2029	20,181	—
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	12,551	(126)
Cambium Learning Group, Inc.	Revolver	7/20/2028	101,715	—
Canadian Hospital Specialties Ltd.	Revolver	4/14/2027	782	—
Caramel Bidco Limited	Delayed Draw Term Loan	2/24/2024	3,032	(199)
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	67,275	—
CEP V Investment 11 Sarl	Delayed Draw Term Loan	2/11/2028	56,171	—
CFC Underwriting, Ltd.	Delayed Draw Term Loan	11/30/2028	16,304	(204)
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)
Chronicle Bidco, Inc.	Revolver	11/14/2025	3,162	—
Circana Group, L.P.	Revolver	12/1/2027	96,517	—
Claims Automation Intermediate 2, LLC	Delayed Draw Term Loan	12/16/2027	68,521	(685)
Clearview Buyer, Inc.	Revolver	2/26/2027	8,085	(162)
Clearview Buyer, Inc.	Delayed Draw Term Loan	8/26/2024	33,015	—
Cobham Holdings, Inc.	Revolver	1/9/2028	376	(8)
Community Brands ParentCo, LLC	Delayed Draw Term Loan	2/24/2024	10,809	(108)
Community Brands ParentCo, LLC	Revolver	2/24/2028	6,330	(127)
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	49,522	—
Connatix Buyer, Inc.	Revolver	7/14/2027	16,294	(733)

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Connatix Buyer, Inc.	Delayed Draw Term Loan	7/14/2023	32,700	(327)
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	11,176	(120)
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	8,788	(94)
COP Home Services TopCo IV, Inc.	Delayed Draw Term Loan	12/30/2027	48,936	(245)
Coupa Software Inc.	Delayed Draw Term Loan	8/27/2024	164	(2)
Coupa Software Inc.	Revolver	2/27/2030	126	(2)
CPI Buyer, LLC	Revolver	11/1/2026	28,928	(579)
CPI Intermediate Holdings Inc	Delayed Draw Term Loan	10/8/2029	111,547	(1,115)
Cumming Group, Inc.	Revolver	5/26/2027	23,577	(589)
Cumming Group, Inc.	Delayed Draw Term Loan	5/26/2027	343	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	4,806	—
Discovery Education, Inc.	Delayed Draw Term Loan	4/9/2029	120,227	—
Discovery Education, Inc.	Revolver	4/9/2029	52,540	(2,233)
Doc Generici (Diocle S.p.A.)	Delayed Draw Term Loan	10/26/2024	5,288	—
DTI Holdco, Inc.	Revolver	4/26/2027	6,320	—
Eliassen Group, LLC	Delayed Draw Term Loan	4/14/2028	12,360	—
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2023	49,368	(511)
Engineered Stone Group Holdings III Ltd.	Delayed Draw Term Loan	4/23/2028	23,817	—
Enstructure LLC	Delayed Draw Term Loan	5/25/2029	18,743	—
ENV Bidco AB	Delayed Draw Term Loan	7/19/2029	28,642	(4,404)
Episerver, Inc.	Revolver	4/9/2026	3,833	(211)
Episerver, Inc.	Delayed Draw Term Loan	4/9/2026	10,185	(560)
Excelitas Technologies Corp.	Revolver	8/14/2028	6,996	—
Excelitas Technologies Corp.	Delayed Draw Term Loan	8/13/2029	19,214	(192)
Experity, Inc.	Revolver	2/24/2028	10,377	—
Forterro UK Ltd.	Delayed Draw Term Loan	7/7/2029	17,829	—
Foundation Risk Partners Corp.	Revolver	10/29/2027	9,529	(143)
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2028	11,352	—
Galway Borrower, LLC	Revolver	9/30/2027	19,017	(380)
Galway Borrower, LLC	Delayed Draw Term Loan	9/30/2023	2,364	(83)
GCX Corporation Buyer, LLC	Delayed Draw Term Loan	9/13/2023	18,000	—
GI Consilio Parent, LLC	Revolver	2/10/2026	6,300	(358)
GI Ranger Intermediate, LLC	Revolver	10/29/2027	6,480	—
GI Ranger Intermediate, LLC	Delayed Draw Term Loan	10/30/2028	27,360	—
Gigamon Inc.	Revolver	3/11/2028	25,774	(64)
Go Car Wash Management Corp.	Delayed Draw Term Loan	12/31/2026	84,833	(954)
Go Car Wash Management Corp.	Delayed Draw Term Loan	5/6/2024	15,826	—
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	62,600	(1,252)
GovernmentJobs.com, Inc.	Revolver	12/2/2023	12,352	—
GraphPAD Software, LLC	Delayed Draw Term Loan	4/27/2027	8,571	(171)
GraphPAD Software, LLC	Revolver	4/27/2027	2,832	(42)

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Groundworks, LLC	Delayed Draw Term Loan	9/13/2025	130	(2)
Groundworks, LLC	Revolver	3/14/2029	42	(1)
Helix TS, LLC	Delayed Draw Term Loan	6/14/2024	614	—
HIG Orca Acquisition Holdings, Inc.	Revolver	8/17/2027	6,663	—
HIG Orca Acquisition Holdings, Inc.	Delayed Draw Term Loan	8/17/2023	9,724	—
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	(84)
High Street Buyer, Inc.	Delayed Draw Term Loan	4/16/2028	40,581	—
Houghton Mifflin, LLC	Revolver	4/7/2027	18,750	(3,415)
IG Investments Holdings, LLC	Revolver	9/22/2027	44,828	(224)
Inovalon Holdings, Inc.	Delayed Draw Term Loan	6/24/2024	99,544	(1,244)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	1,040	—
Integrity Marketing Acquisition, LLC	Revolver	7/9/2023	303	(6)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	7/9/2023	1,517	(15)
ISQ Hawkeye Holdco, Inc.	Revolver	8/17/2028	806	(8)
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	8/17/2029	453	—
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	62,909	—
Jayhawk Buyer, LLC	Delayed Draw Term Loan	10/15/2026	33	—
Jupiter Bidco Limited	Delayed Draw Term Loan	8/5/2029	41,392	(127)
Kaseya, Inc.	Delayed Draw Term Loan	6/25/2029	41,761	—
Kaseya, Inc.	Revolver	6/25/2029	36,559	—
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	6,824	—
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	9,964	—
Kwor Acquisition, Inc.	Delayed Draw Term Loan	12/22/2027	3,988	—
Kwor Acquisition, Inc.	Revolver	12/22/2027	5,488	—
Legacy Intermediate, LLC	Delayed Draw Term Loan	8/25/2023	5,923	—
Loar Group, Inc.	Delayed Draw Term Loan	9/29/2023	80,000	—
Magnesium BorrowerCo, Inc.	Delayed Draw Term Loan	5/18/2029	99,913	(2,478)
Mandolin Technology Intermediate Holdings, Inc.	Revolver	7/30/2026	10,800	(1,323)
Mantech International CP	Delayed Draw Term Loan	9/14/2029	186,262	(1,863)
Mantech International CP	Revolver	9/14/2028	111,118	(1,111)
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	5,722	(229)
Material Holdings, LLC	Revolver	8/17/2027	15,897	(954)
Material Holdings, LLC	Delayed Draw Term Loan	8/19/2023	14,625	—
Metis Buyer, Inc.	Revolver	5/4/2026	9,000	(138)
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	691	—
Mitratech Holdings, Inc.	Delayed Draw Term Loan	11/26/2024	70,000	(1,400)
Monk Holding Co.	Delayed Draw Term Loan	8/12/2023	38,468	—
Monterey Financing, S.A.R.L	Delayed Draw Term Loan	9/19/2029	55,578	—
MRI Software, LLC	Revolver	2/10/2026	673	(19)
MRI Software, LLC	Delayed Draw Term Loan	2/10/2026	3,159	(87)
Natus Medical Incorporated	Revolver	7/21/2027	2,788	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	76,346	—

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
NDC Acquisition Corp.	Revolver	3/9/2027	2,911	—
NMC Crimson Holdings, Inc.	Delayed Draw Term Loan	1/1/2024	12,560	—
NortonLifeLock, Inc.	Revolver	9/12/2029	3,375	(28)
Onex AP Merger Sub, LLC	Revolver	4/4/2028	3,261	(16)
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	12/1/2023	57,531	—
Oranje Holdco Inc	Revolver	2/1/2029	8,250	(124)
Pearce Services, LLC	Delayed Draw Term Loan	6/2/2027	1,500	—
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	9	—
Petrus Buyer Inc	Delayed Draw Term Loan	10/17/2029	11,304	(170)
Petrus Buyer Inc	Revolver	10/17/2029	5,163	(103)
PGIS Intermediate Holdings, LLC	Revolver	10/16/2028	6,274	(125)
Plasma Buyer, LLC	Revolver	5/12/2028	14,467	(1,230)
Plasma Buyer, LLC	Delayed Draw Term Loan	5/12/2029	23,780	(238)
Point Broadband Acquisition, LLC	Delayed Draw Term Loan	10/1/2023	8,760	—
Polyphase Elevator Holding Co.	Revolver	6/23/2027	374	—
Polyphase Elevator Holding Co.	Delayed Draw Term Loan	12/21/2027	54,535	—
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/1/2027	21,722	(638)
PPV Intermediate Holdings, LLC	Revolver	8/31/2029	9,910	(99)
Profile Products, LLC	Revolver	11/12/2027	761	—
Profile Products, LLC	Revolver	12/20/2024	6,700	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	16,623	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2023	2,915	—
Project Leopard Holdings, Inc.	Revolver	7/20/2027	16,590	(859)
Quality Distribution LLC	Revolver	4/3/2028	94	(3)
Quality Distribution LLC	Delayed Draw Term Loan	10/3/2024	79	(1)
Quality Distribution LLC	Revolver	7/1/2026	9,000	(405)
Rally Buyer, Inc.	Revolver	7/19/2028	17,745	(355)
Rally Buyer, Inc.	Delayed Draw Term Loan	7/19/2028	29,147	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	38	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	672	—
Relativity ODA, LLC	Revolver	5/12/2027	4,937	(74)
Relay Purchaser, LLC	Revolver	8/30/2026	28,571	(286)
Riser Merger Sub, Inc.	Revolver	8/1/2028	17,857	—
Riser Merger Sub, Inc.	Delayed Draw Term Loan	5/1/2024	20,331	—
RoadOne Inc	Revolver	12/30/2028	275	—
RoadOne Inc	Delayed Draw Term Loan	12/30/2028	177	—
RSC Acquisition, Inc.	Delayed Draw Term Loan	10/30/2026	7,283	—
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	58,064	(581)
S&P Global Engineering Solutions	Revolver	5/2/2029	249	(7)
Safety Borrower Holdings LP	Revolver	9/1/2027	1,678	—

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Sailpoint Technologies, Inc.	Revolver	8/15/2028	34,083	(426)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2023	2,320	—
Sam Holding Co, Inc.	Revolver	3/24/2027	22,560	—
SEKO Global Logistics Network, LLC	Revolver	12/30/2026	9,874	—
SEKO Global Logistics Network, LLC	Delayed Draw Term Loan	12/30/2026	6,048	—
Sherlock Buyer Corp.	Delayed Draw Term Loan	12/8/2028	11,177	(112)
Sherlock Buyer Corp.	Revolver	12/8/2027	4,445	(89)
Smile Doctors, LLC	Revolver	12/23/2027	49,877	—
Smile Doctors, LLC	Delayed Draw Term Loan	6/9/2025	36,969	(370)
Smile Doctors, LLC	Delayed Draw Term Loan	6/9/2025	124,106	(1,862)
Snoopy Bidco, Inc.	Delayed Draw Term Loan	5/6/2024	51,214	(2,305)
SpecialtyCare, Inc.	Revolver	6/18/2026	5,579	—
SpecialtyCare, Inc.	Delayed Draw Term Loan	6/19/2028	6,544	—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	18,125	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	18,001	—
Sunshine Cadence Holdco, LLC	Delayed Draw Term Loan	3/23/2027	300	—
Tennessee Bidco Limited	Delayed Draw Term Loan	6/22/2024	293,162	(8,714)
The Fertility Partners, Inc.	Revolver	9/16/2027	806	—
The Fertility Partners, Inc.	Delayed Draw Term Loan	3/16/2024	16,410	—
Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	8/31/2028	6,692	(117)
Thermostat Purchaser III, Inc.	Revolver	8/31/2026	8,125	(396)
Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	8/31/2023	5,600	(42)
Trader Corp.	Revolver	12/22/2028	6,858	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/29/2027	18,371	—
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2027	12,780	(128)
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/30/2026	21,904	(219)
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	12/21/2023	115,743	(1,157)
Triple Lift, Inc.	Revolver	5/6/2028	8,815	—
UMP Holdings, LLC	Delayed Draw Term Loan	7/15/2028	4,470	—
Unified Physician Management, LLC	Delayed Draw Term Loan	6/18/2029	3,623	—
Unified Physician Management, LLC	Revolver	6/18/2029	101,845	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	12,932	(614)
Victors CCC Buyer, LLC	Delayed Draw Term Loan	6/1/2029	31,095	—
Victors CCC Buyer, LLC	Revolver	6/1/2029	24,824	—
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	6	—

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	188,572	—
West Monroe Partners, LLC	Revolver	11/9/2027	51,857	—
West Star Aviation Acquisition, LLC	Delayed Draw Term Loan	3/1/2028	909	(18)
WHCG Purchaser III, Inc.	Revolver	6/22/2026	31	—
Zendesk Inc	Revolver	11/3/2028	97,650	(1,953)
Zendesk Inc	Delayed Draw Term Loan	11/22/2028	208,035	(3,121)

Total First and Second Lien Debt			$5,476,723	$(69,870)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of June 30, 2023 was 0.50%.
(10)	The interest rate floor on these investments as of June 30, 2023 was 0.75%.
(11)	The interest rate floor on these investments as of June 30, 2023 was 1.00%.
(12)	The interest rate floor on these investments as of June 30, 2023 was 1.25%.
(13)	The interest rate floor on these investments as of June 30, 2023 was 1.50%.
(14)	The interest rate floor on these investments as of June 30, 2023 was 2.00%
(15)	For unsettled positions the interest rate does not include the base rate.
(16)

Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of June 30, 2023, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair value as of December 31, 2022	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Net Realized Gain (Loss)	Fair value as of June 30, 2023	Income
Non-Controlled/Affiliated Investments
GSO DL Co-Invest EIS LP	$2,813	$—	$(374)	$127	$213	$2,779	$7
Controlled/Affiliated Investments
Pigments Services, Inc.	—	15,344	—	(3,634)	—	11,710	—
Pigments Services, Inc.	—	9,069	—	—	—	9,069	262
Specialty Lending Company LLC	172,330	—	—	335	—	172,665	—
BCRED Emerald JV LP	2,072,717	—	(112,500)	50,511	—	2,010,728	128,430
BCRED Verdelite JV LP	115,677	—	—	3,803	—	119,480	14,351
GSO DL Co-Invest CI LP	1,881	—	—	99	—	1,980	—

Total	$2,365,418	$24,413	$(112,874)	$51,241	$213	$2,328,411	$143,050

(17)	Loan was on non-accrual status as of June 30, 2023.

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

(18)

These loans are “last-out” portions of loans. The “last-out” portion of the Company’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.

ADDITIONAL INFORMATION

Foreign Currency Forward Contracts

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	USD 14,994	CAD 20,000	9/13/2023	$(131)
Goldman Sachs Bank USA	USD 79,455	DKK 546,731	9/14/2023	(1,070)
Deutsche Bank AG	USD 37,659	EUR 35,000	9/14/2023	(691)
Deutsche Bank AG	USD 37,434	GBP 30,000	9/14/2023	(697)
Goldman Sachs Bank USA	USD 54,286	NOK 584,117	9/14/2023	(396)
Goldman Sachs Bank USA	USD 23,352	NZD 38,100	9/14/2023	(2)
Goldman Sachs Bank USA	USD 21,982	SEK 237,106	9/14/2023	(81)
Goldman Sachs Bank USA	USD 10,174	SEK 109,749	9/13/2023	(37)

Total Foreign Currency Forward Contracts				$(3,105)

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Interest Rate Swaps
Counterparty	Hedged Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Gains / (Losses)(1)
Goldman Sachs Bank USA	June 2024 Notes	2.56%	SOFR + 0.93%	6/21/2024	$435,000	$(15,240)	$—	$3,685
Goldman Sachs Bank USA	September 2024 Notes	1.75%	SOFR + 0.08%	9/15/2024	365,000	(15,266)	—	2,233
Goldman Sachs Bank USA	November 2024 Notes	2.35%	SOFR + 0.66%	11/22/2024	500,000	(23,137)	—	2,225
Goldman Sachs Bank USA	January 2025 Notes	2.70%	SOFR + 0.99%	1/15/2025	500,000	(25,042)	—	1,547
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(38,208)	—	(3,551)
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(37,942)	—	(3,590)
Goldman Sachs Bank USA	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	400,000	(18,114)	—	(136)
Deutsche Bank	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	500,000	(22,659)	—	(165)
Goldman Sachs Bank USA	April 2026 UK Bonds	4.87%	SONIA + 2.78%	4/14/2026	GBP 250,000	(28,871)	—	(8,931)
Goldman Sachs Bank USA	May 2027 Notes	5.61%	SOFR + 2.79%	5/3/2027	625,000	(30,690)	—	(4,555)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.93%	9/27/2025	600,000	(8,638)	—	(6,472)
Goldman Sachs Bank USA	October 2027 Notes	7.49%	SOFR + 3.72%	10/11/2027	350,000	(5,406)	—	(3,988)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.97%	9/29/2025	200,000	(3,063)	—	(2,267)

Total Interest Rate Swaps						$(272,276)	$—	$(23,965)

(1)	For interest rates swaps designated in qualifying hedge relationships, the change in fair value is recorded in Interest expense in the Condensed Consolidated Statements of Operations.

The accompanying notes are an integral part of these condensed consolidated financial statements.

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Investments—non-controlled/non-affiliated
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC	(8)	L + 4.00%	8.17%	1/29/2027	$7,507	$7,405	$7,360	0.03%
Amentum Government Services Holdings, LLC	(9)	SOFR + 4.00%	8.12%	2/15/2029	12,224	12,171	11,942	0.05
Atlas CC Acquisition Corp.	(7)(10)	L + 4.25%	8.98%	5/25/2028	57,655	56,070	45,640	0.20
Corfin Holdings, Inc.	(4)(11)	L + 5.75%	10.13%	2/5/2026	30,560	30,552	29,949	0.13
Corfin Holdings, Inc.	(4)(11)	L + 5.75%	10.13%	2/5/2026	1,694	1,671	1,660	0.01
Linquest Corp.	(4)(5)(7)(10)	L + 5.75%	9.10%	7/28/2028	155,531	152,699	148,862	0.66
Loar Group, Inc.	(4)(7)(11)	L + 7.25%	11.63%	10/2/2024	144,300	140,735	142,300	0.63
Loar Group, Inc.	(4)(11)	L + 7.25%	11.63%	9/29/2023	29,120	29,120	29,120	0.13
MAG DS Corp.	(4)(11)	L + 5.50%	10.23%	4/1/2027	10,540	10,407	9,696	0.04
Maverick Acquisition, Inc.	(4)(5)(11)	L + 6.25%	10.98%	6/1/2027	48,722	47,931	44,961	0.20
Peraton Corp.	(10)	L + 3.75%	8.13%	2/1/2028	26,527	26,512	25,952	0.11
Vertex Aerospace Services Corp.	(10)	L + 3.50%	7.88%	12/6/2028	11,918	11,865	11,726	0.05
West Star Aviation Acquisition, LLC	(4)(7)(10)	SOFR + 6.00%	8.59%	3/1/2028	4,070	3,973	3,971	0.02

						531,111	513,139	2.26
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(4)(10)	SOFR + 5.75%	9.13%	6/11/2027	268,425	264,218	265,741	1.17
Alliance Ground	(4)(10)	SOFR + 5.75%	9.98%	6/11/2027	95,668	93,927	94,711	0.42
ENV Bidco AB	(4)(6)(10)	SOFR + 6.00%	10.73%	7/19/2029	102,349	99,947	99,790	0.44
ENV Bidco AB	(4)(6)(7)(8)	E + 6.00%	8.20%	7/19/2029	EUR 114,140	111,025	115,596	0.51
Livingston International, Inc.	(4)(6)(10)	L + 5.50%	10.23%	4/30/2027	104,616	103,993	103,570	0.46
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	10.57%	12/9/2026	34,038	33,282	34,038	0.15
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	10.57%	2/5/2029	168,981	166,038	168,981	0.74
Redwood Services Group, LLC	(4)(7)(10)	SOFR + 6.00%	10.69%	6/15/2029	43,077	42,294	42,191	0.19
RoadOne Inc	(4)(7)(11)	SOFR + 6.25%	10.81%	12/30/2028	1,067	1,024	1,024	0.00
RWL Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	10.48%	12/31/2028	217,194	213,004	214,441	0.95
SEKO Global Logistics Network, LLC	(4)(5)(6)(11)	E + 5.00%	6.00%	12/30/2026	EUR 35,393	40,516	37,584	0.17
SEKO Global Logistics Network, LLC	(4)(5)(7)(11)	L + 4.75%	9.48%	12/30/2026	82,542	81,718	82,111	0.36
The Kenan Advantage Group, Inc.	(10)	L + 3.75%	8.13%	3/24/2026	33,842	33,697	33,074	0.15
Wwex Uni Topco Holdings, LLC	(10)	L + 4.00%	8.73%	7/26/2028	18,968	18,734	17,421	0.08

						1,303,417	1,310,273	5.79
Airlines
Air Canada	(6)(10)	L + 3.50%	8.13%	8/11/2028	12,755	12,741	12,645	0.06
United Airlines, Inc.	(6)(10)	L + 3.75%	8.11%	4/21/2028	20,165	20,213	19,967	0.09

						32,954	32,612	0.15

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Auto Components
Metis Buyer, Inc.	(5)(7)(10)	SOFR + 4.00%	8.50%	5/4/2028	57,438	56,210	54,273	0.24
Beverages
Naked Juice, LLC	(9)	SOFR + 3.25%	7.93%	1/24/2029	10,631	10,609	9,561	0.04
Triton Water Holdings, Inc.	(9)	L + 3.50%	8.23%	3/31/2028	57,402	56,420	53,578	0.24

						67,029	63,139	0.28
Building Products
Camelot Return Merger SU	(6)(8)	8.75%	8.75%	8/1/2028	7,599	6,915	6,983	0.03
Cornerstone Building Brands, Inc.	(6)(9)	SOFR + 5.63%	9.96%	8/1/2028	50,000	45,395	47,225	0.21
Cornerstone Building Brands, Inc.	(6)(9)	L + 3.25%	7.57%	4/12/2028	7,372	7,347	6,649	0.03
CP Atlas Buyer, Inc.	(9)	L + 3.50%	7.88%	11/23/2027	54,021	53,843	47,517	0.21
Engineered Stone Group Holdings III Ltd.	(4)(6)(7)(10)	SOFR + 5.51%	9.81%	4/23/2028	58,583	57,561	56,935	0.25
Engineered Stone Group Holdings III Ltd.	(4)(6)(8)	E + 5.00%	7.20%	4/23/2028	EUR 28,400	30,711	29,779	0.13
Fencing Supply Group Acquisition, LLC	(4)(5)(11)	L + 6.00%	11.21%	2/26/2027	107,885	106,619	107,885	0.48
Great Day Improvements, LLC	(4)(10)	L + 6.25%	10.98%	12/29/2027	181,913	178,885	176,455	0.78
Jacuzzi Brands, LLC	(4)(10)	SOFR + 6.00%	10.32%	4/21/2030	204,950	202,766	204,950	0.90
Jacuzzi Brands, LLC	(4)(11)	SOFR + 6.00%	10.32%	2/25/2025	52,938	52,580	52,938	0.23
Kodiak BP, LLC	(10)	L + 3.25%	7.98%	3/12/2028	48,808	48,481	45,941	0.20
L&S Mechanical Acquisition, LLC	(4)(5)(10)	L + 5.75%	10.14%	9/1/2027	113,644	111,876	106,825	0.47
Lindstrom, LLC	(4)(11)	SOFR + 6.25%	10.47%	4/7/2025	150,208	147,026	148,706	0.66
Mi Windows and Doors, LLC	(9)	SOFR + 3.50%	7.92%	12/18/2027	5,545	5,558	5,498	0.02
New Arclin US Holding Corp.	(6)(7)(9)	L + 3.75%	8.13%	10/2/2028	11,236	11,201	9,731	0.04
The Chamberlain Group, Inc.	(9)	L + 3.25%	7.63%	11/3/2029	45,466	45,147	42,966	0.19
Windows Acquisition Holdings, Inc.	(4)(5)(11)	L + 6.50%	11.23%	12/29/2026	60,465	59,655	60,465	0.27

						1,171,566	1,157,448	5.10
Capital Markets
Advisor Group Holdings, Inc.	(8)	L + 4.50%	8.88%	7/31/2026	15,667	15,700	15,357	0.07
AllSpring Buyer, LLC	(6)(9)	L + 3.00%	7.75%	11/1/2028	2,978	2,992	2,943	0.01
Resolute Investment Managers, Inc.	(11)	L + 4.25%	8.98%	4/30/2024	10,033	10,056	8,177	0.04
Situs-AMC Holdings Corporation	(4)(11)	SOFR + 5.75%	10.23%	12/22/2027	12,975	12,867	12,845	0.06
Superannuation And Investments US, LLC	(6)(9)	L + 3.75%	8.13%	12/1/2028	12,859	12,779	12,686	0.06
The Edelman Financial Engines Center, LLC	(10)	L + 3.50%	7.88%	4/7/2028	45,653	45,196	42,719	0.19

						99,590	94,727	0.43

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Chemicals
DCG Acquisition Corp.	(8)	SOFR + 4.50%	8.72%	9/30/2026	4,950	4,960	4,677	0.02
Dominion Colour Corporation	(4)(6)(11)(17)	L + 8.25%	11.19%	4/6/2024	35,696	35,396	18,116	0.08
Geon Performance Solutions, LLC	(10)	L + 4.50%	9.23%	8/18/2028	3,652	3,630	3,561	0.02
Hyperion Materials & Technologies, Inc.	(9)	L + 4.50%	9.23%	8/30/2028	17,712	17,660	17,247	0.08
LSF11 Skyscraper Holdco S.à r.l, LLC	(4)(6)(10)	L + 3.50%	8.23%	9/29/2027	19,653	19,577	19,260	0.08
NIC Acquisition Corp.	(10)	L + 3.75%	8.48%	12/29/2027	8,793	8,809	6,429	0.03
Olympus Water US Holding Corp.	(9)	L + 3.75%	8.50%	11/9/2028	13,708	13,694	13,195	0.06
Oxea Corporation	(6)(8)	L + 3.25%	7.00%	10/14/2024	6	6	6	0.00
WR Grace Holdings, LLC	(6)(9)	L + 3.75%	8.50%	9/22/2028	4,253	4,267	4,186	0.02

						107,999	86,677	0.39
Commercial Services & Supplies
Access CIG, LLC	(8)	L + 3.75%	7.82%	2/27/2025	32,330	32,279	31,740	0.14
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	8.17%	5/12/2028	68,605	68,383	65,312	0.29
Anticimex, Inc.	(6)(9)	L + 3.50%	8.23%	11/16/2028	16,886	16,756	16,338	0.07
APX Group, Inc.	(6)(11)	L + 3.25%	6.73%	7/10/2028	42,013	41,769	41,639	0.18
Bazaarvoice, Inc.	(4)(7)(8)	SOFR + 5.75%	10.28%	5/7/2028	368,444	368,444	368,444	1.62
Belfor Holdings, Inc.	(8)	L + 4.00%	8.38%	4/6/2026	4,911	4,926	4,886	0.02
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 4.75%	9.07%	3/31/2028	8,150	8,071	7,844	0.03
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	8.07%	3/31/2028	41,187	41,227	39,488	0.17
Divisions Holding Corp.	(10)	L + 4.75%	9.13%	5/27/2028	23,795	23,610	23,245	0.10
EAB Global, Inc.	(9)	L + 3.50%	7.88%	8/16/2028	8,067	8,006	7,780	0.03
eResearchTechnology, Inc.	(11)	L + 4.50%	8.88%	2/4/2027	12,852	12,893	11,378	0.05
Foundational Education Group, Inc.	(4)(9)	SOFR + 3.75%	8.59%	8/31/2028	9,051	8,978	8,146	0.04
Garda World Security Corp.	(6)(8)	L + 4.25%	8.93%	10/30/2026	27,085	27,139	26,421	0.12
Garda World Security Corp.	(6)(8)	SOFR + 4.25%	8.53%	2/1/2029	16,492	16,352	15,914	0.07
Genuine Financial Holdings, LLC	(8)	L + 3.75%	8.33%	7/11/2025	6,078	6,067	5,866	0.03
Java Buyer, Inc.	(4)(7)(10)	L + 5.75%	10.52%	12/15/2027	166,245	163,006	159,825	0.70
JSS Holdings, Inc.	(4)(10)	L + 6.00%	10.34%	12/27/2028	46,038	45,540	46,038	0.20
JSS Holdings, Inc.	(4)(10)	L + 6.00%	10.34%	12/27/2028	240,481	237,395	240,481	1.06
Knowledge Pro Buyer, Inc.	(4)(7)(10)	L + 5.75%	10.04%	12/10/2027	51,532	50,453	50,978	0.22
KPSKY Acquisition, Inc.	(4)(10)	L + 5.50%	9.89%	10/19/2028	47,442	46,656	44,714	0.20
KPSKY Acquisition, Inc.	(4)(10)	L + 5.50%	12.00%	10/19/2028	21,259	20,894	20,036	0.09
MaxGen Energy Services Corporation	(4)(11)	L + 5.00%	9.18%	6/2/2027	83,035	81,442	80,959	0.36

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Commercial Services & Supplies (continued)
Onex Baltimore Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	10.50%	12/1/2027	269,254	264,782	265,986	1.17
PECF USS Intermediate Holding III Corp.	(9)	L + 4.25%	8.63%	12/15/2028	30,534	30,546	25,574	0.11
Polyphase Elevator Holding Co.	(4)(7)(11)	SOFR + 5.50%	10.18%	6/3/2027	15,053	14,809	12,736	0.06
Recycle & Resource US, LLC	(6)(9)	L + 3.50%	8.23%	7/14/2028	5,167	5,136	4,711	0.02
Revspring, Inc.	(8)	L + 4.00%	8.73%	10/11/2025	15,284	15,197	14,787	0.07
The Action Environmental Group, Inc.	(4)(5)(12)	SOFR + 6.00%	10.66%	1/16/2026	16,094	15,691	15,892	0.07
The Action Environmental Group, Inc.	(4)(5)(12)	L + 6.00%	9.91%	1/15/2026	4,050	3,983	3,999	0.02
The Action Environmental Group, Inc.	(4)(5)(12)	SOFR + 6.15%	10.47%	1/15/2026	4,459	4,386	4,403	0.02
TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc)	(9)	L + 3.75%	8.13%	12/8/2028	41,852	41,624	40,136	0.18
USIC Holdings, Inc.	(10)	L + 3.50%	7.88%	5/12/2028	24,688	24,591	23,618	0.10
Vaco Holdings, LLC	(10)	SOFR + 5.00%	9.73%	1/21/2029	21,214	21,122	20,534	0.09
Veregy Consolidated, Inc.	(4)(11)	L + 6.00%	10.41%	11/2/2027	20,376	20,415	16,708	0.07

						1,792,568	1,766,556	7.77
Construction & Engineering
Aegion Corporation	(10)	L + 4.75%	9.13%	5/17/2028	23,640	23,585	22,152	0.10
ASP Endeavor Acquisition, LLC	(4)(5)(9)	L + 6.50%	11.06%	5/3/2027	35,460	34,948	33,598	0.15
Brookfield WEC Holdings, Inc.	(9)	SOFR + 3.75%	8.07%	8/1/2025	2,993	2,864	2,986	0.01
COP Home Services TopCo IV, Inc.	(4)(5)(7)(11)	L + 5.00%	9.38%	12/31/2027	125,111	122,456	118,736	0.52
Peak Utility Services Group, Inc.	(4)(11)	L + 5.00%	9.17%	3/2/2028	23,391	23,214	22,338	0.10
Refficiency Holdings, LLC	(10)	L + 3.75%	7.82%	12/16/2027	13,801	13,674	13,102	0.06
Thermostat Purchaser III, Inc.	(4)(7)(10)	L + 4.50%	9.23%	8/31/2028	42,932	41,843	39,898	0.18
Tutor Perini Corp.	(6)(11)	L + 4.75%	9.13%	8/18/2027	2,933	2,957	2,768	0.01

						265,541	255,578	1.13
Construction Materials
White Cap Buyer, LLC	(9)	SOFR + 3.75%	8.07%	10/19/2027	35,942	35,870	34,819	0.15
Containers & Packaging
Ascend Buyer, LLC	(4)(7)(10)	SOFR + 6.25%	10.67%	10/2/2028	11,530	11,073	11,337	0.05
Berlin Packaging, LLC	(9)	L + 3.75%	7.88%	3/11/2028	28,131	28,094	27,131	0.12
Charter NEX US, Inc.	(10)	L + 3.75%	8.13%	12/1/2027	16,273	16,321	15,837	0.07
Graham Packaging Co, Inc.	(10)	L + 3.00%	7.38%	8/4/2027	9,081	9,055	8,939	0.04
LABL, Inc.	(9)	L + 5.00%	9.38%	10/29/2028	7,071	6,981	6,731	0.03
MAR Bidco Sarl	(6)(9)	L + 4.30%	9.03%	7/6/2028	3,898	3,882	3,567	0.02
Novolex, Inc.	(9)	SOFR + 3.93%	8.60%	4/13/2029	43,986	42,984	42,001	0.19
Pretium PKG Holdings, Inc.	(9)	L + 4.00%	7.74%	10/2/2028	23,650	23,293	18,971	0.08

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Containers & Packaging (continued)
ProAmpac PG Borrower, LLC	(10)	L + 3.75%	7.96%	11/3/2025	40,486	40,474	38,875	0.17
TricorBraun Holdings, Inc.	(9)	L + 3.25%	7.63%	3/3/2028	28,991	28,750	27,730	0.12
Trident TPI Holdings, Inc.	(7)(9)	L + 4.00%	7.67%	9/15/2028	22,865	22,788	21,993	0.10

						233,695	223,112	0.99
Distributors
BP Purchaser, LLC	(4)(10)	L + 5.50%	10.24%	12/10/2028	7,960	7,825	7,701	0.03
Bution Holdco 2, Inc.	(4)(11)	L + 6.25%	10.63%	10/17/2025	5,825	5,754	5,825	0.03
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	10.66%	12/29/2026	14,588	14,392	14,515	0.06
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	10.66%	12/29/2027	66,848	65,640	66,514	0.29
Genuine Cable Group, LLC	(4)(10)	SOFR + 5.75%	10.17%	11/2/2026	30,261	29,669	29,655	0.13
Marcone Yellowstone Buyer, Inc.	(4)(5)(7)(10)	SOFR + 6.50%	7.25%	6/23/2028	15,810	15,180	15,164	0.07
Marcone Yellowstone Buyer, Inc.	(4)(5)(10)	SOFR + 6.25%	10.62%	6/23/2028	26,742	26,330	25,672	0.11
NDC Acquisition Corp.	(4)(7)(11)	L + 5.50%	10.23%	3/9/2027	22,620	22,130	22,109	0.10
Tailwind Colony Holding Corporation	(4)(11)	L + 6.25%	10.98%	11/13/2024	74,385	73,315	73,269	0.32
Unified Door & Hardware Group, LLC	(4)(11)	SOFR + 5.75%	10.52%	6/30/2025	11,911	11,408	11,375	0.05
Unified Door & Hardware Group, LLC	(4)(11)	L + 5.75%	10.49%	12/18/2027	52,948	52,332	52,022	0.23

						323,975	323,821	1.42
Diversified Consumer Services
Ascend Learning, LLC	(9)	L + 3.50%	7.88%	12/11/2028	30,790	30,294	29,188	0.13
Cambium Learning Group, Inc.	(4)(7)(10)	L + 5.50%	9.74%	7/20/2028	958,418	950,821	958,418	4.22
Colibri Group, LLC	(10)	SOFR + 5.00%	8.87%	3/12/2029	13,099	12,998	12,260	0.05
Dreambox Learning Holding, LLC	(4)(5)(10)	L + 6.25%	9.44%	12/1/2027	135,213	132,990	127,101	0.56
EM Bidco Limited	(6)(9)	SOFR + 4.25%	8.93%	7/6/2029	4,168	4,154	4,083	0.02
Go Car Wash Management Corp.	(4)(7)(11)	SOFR + 6.25%	10.67%	12/31/2026	48,755	46,720	47,045	0.21
Go Car Wash Management Corp.	(4)(14)	SOFR + 6.25%	10.67%	12/31/2026	42,256	41,527	41,199	0.18
KUEHG Corp.	(11)	L + 3.75%	8.48%	2/21/2025	46,275	45,808	44,559	0.20
Learning Care Group	(11)	L + 3.25%	7.61%	3/13/2025	37,491	36,954	34,974	0.15
Pre-Paid Legal Services, Inc.	(9)	L + 3.75%	8.13%	12/15/2028	15,896	15,734	15,323	0.07
Rinchem Company, LLC	(4)(9)	SOFR + 4.50%	9.18%	3/2/2029	4,025	4,007	3,814	0.02
Sunshine Cadence Holdco, LLC	(4)(7)(10)	SOFR + 6.50%	10.24%	3/23/2027	700	680	679	0.00
Sunshine Cadence Holdco, LLC	(8)	L + 4.25%	8.98%	3/23/2027	39,696	36,960	36,421	0.16
TruGreen Limited Partnership	(10)	L + 4.00%	8.38%	11/2/2027	5,895	5,924	5,250	0.02

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Diversified Consumer Services (continued)
University Support Services, LLC	(9)	L + 3.25%	7.63%	2/10/2029	14,898	14,738	14,525	0.06
Weld North Education, LLC	(9)	L + 3.75%	7.72%	12/21/2027	9,326	9,326	9,161	0.04

						1,389,635	1,384,000	6.09
Diversified Financial Services
Barbri Holdings, Inc.	(4)(7)(10)	L + 5.75%	10.13%	4/28/2028	129,071	127,193	127,765	0.56
Comet Acquisition, Inc.	(4)(9)	SOFR + 4.25%	8.98%	10/24/2025	15,830	15,626	15,355	0.07
Lereta, LLC	(10)	L + 5.25%	9.63%	7/30/2028	29,455	29,220	25,921	0.11
Mitchell International, Inc.	(9)	L + 3.75%	8.41%	10/15/2028	66,990	66,327	61,932	0.27
Polaris Newco, LLC	(9)	L + 4.00%	8.73%	6/2/2028	41,862	41,380	38,304	0.17
Sedgwick Claims Management Services, Inc.	(6)(11)	L + 4.25%	8.63%	9/3/2026	2,399	2,418	2,375	0.01
Sedgwick Claims Management Services, Inc.	(6)(8)	L + 3.75%	8.13%	9/3/2026	2,851	2,854	2,804	0.01
SelectQuote, Inc.	(4)(10)	SOFR + 8.00%	12.42% (incl. 2.00% PIK)	11/5/2024	274,238	273,743	246,814	1.09

						558,761	521,270	2.29
Diversified Telecommunication Services
Numericable US, LLC	(6)(8)	L + 3.69%	7.77%	1/31/2026	15,505	15,446	14,406	0.06
Numericable US, LLC	(6)(8)	L + 4.00%	8.65%	8/14/2026	33,493	33,515	31,246	0.14
Numericable US, LLC	(6)(8)	L + 2.75%	7.16%	7/31/2025	2,861	2,834	2,723	0.01
Point Broadband Acquisition, LLC	(4)(7)(11)	L + 6.00%	10.56%	10/1/2028	194,794	190,399	189,073	0.83
Zacapa, LLC	(6)(9)	SOFR + 4.25%	8.83%	3/22/2029	6,082	6,069	5,861	0.03
Zayo Group Holdings, Inc.	(9)	SOFR + 4.25%	8.57%	3/9/2027	4,857	4,742	4,054	0.02

						253,005	247,363	1.09
Electric Utilities
Qualus Power Services Corp.	(4)(7)(11)	L + 5.25%	10.01%	3/26/2027	50,994	50,060	50,425	0.22
Electrical Equipment
Emergency Power Holdings, LLC	(4)(5)(7)(11)	L + 5.50%	10.23%	8/17/2028	193,050	189,496	189,111	0.83
Madison IAQ, LLC	(9)	L + 3.25%	7.99%	6/21/2028	50,454	49,866	47,067	0.21
Relay Purchaser, LLC	(4)(5)(7)(10)	L + 6.00%	10.73%	8/30/2028	186,571	183,344	185,353	0.82
Shoals Holdings, LLC	(4)(11)	SOFR + 3.25%	7.51%	11/25/2026	11,262	11,075	11,318	0.05

						433,781	432,849	1.91

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	(4)(5)(11)	L + 6.00%	10.75%	12/23/2026	35,138	34,718	32,854	0.14
CPI Intermediate Holdings Inc	(4)(7)(10)	SOFR + 5.50%	9.68%	10/8/2029	465,710	455,099	455,280	2.01
Infinite Bidco, LLC	(9)	L + 3.25%	7.98%	3/2/2028	39,231	39,080	37,760	0.17
Ingram Micro, Inc.	(9)	L + 3.50%	8.23%	6/30/2028	3,940	3,909	3,891	0.02
Jupiter Bidco Limited	(4)(6)(10)	SOFR + 6.25%	10.83%	8/27/2029	88,177	85,665	85,532	0.38
Jupiter Bidco Limited	(4)(6)(7)(9)	E + 6.25%	8.45%	8/27/2029	EUR 5,922	2,718	3,972	0.02
LTI Holdings, Inc.	(8)	L + 3.50%	7.88%	9/6/2025	4,948	4,936	4,749	0.02
Presidio, Inc.	(8)	SOFR + 3.50%	7.92%	1/22/2027	2,197	2,200	2,167	0.01

						628,325	626,205	2.77
Energy Equipment & Services
Abaco Energy Technologies, LLC	(4)(13)	L + 7.00%	11.29%	10/4/2024	8,031	7,738	8,031	0.04
EnergySolutions, LLC	(11)	L + 3.75%	8.48%	5/9/2025	4,675	4,675	4,369	0.02
ISQ Hawkeye Holdco, Inc.	(4)(7)(10)	SOFR + 6.25%	10.63%	8/17/2029	8,189	7,967	8,048	0.04
Tetra Technologies, Inc.	(4)(6)(11)	L + 6.25%	10.63%	9/10/2025	22,793	22,080	22,793	0.10

						42,460	43,241	0.20
Entertainment
CE Intermediate I, LLC	(4)(9)	L + 4.00%	8.59%	11/10/2028	7,719	7,655	7,372	0.03
Recorded Books, Inc.	(8)	SOFR + 4.00%	8.32%	8/29/2025	11,815	11,832	11,584	0.05

						19,487	18,956	0.08
Food Products
Quantum Bidco, Ltd.	(6)(8)	S + 6.00%	6.28%	1/29/2028	GBP 18,500	24,611	19,080	0.08
Snacking Investments US, LLC	(6)(11)	L + 4.00%	8.32%	12/18/2026	4,944	4,970	4,833	0.02

						29,581	23,913	0.10
Health Care Equipment & Supplies
Advancing Eyecare Center, Inc.	(4)(7)(9)	SOFR + 5.75%	10.48%	6/13/2029	25,380	24,746	24,255	0.11
Auris Luxembourg III Sarl	(6)(8)	L + 3.75%	8.68%	2/27/2026	34,532	34,030	30,993	0.14
CPI Buyer, LLC	(4)(7)(10)	L + 5.50%	10.23%	11/1/2028	161,899	158,173	153,414	0.68
Egrotron Acquisition, LLC	(4)(10)	SOFR + 5.75%	10.18%	7/6/2028	67,705	66,462	66,182	0.29
GCX Corporation Buyer, LLC	(4)(5)(7)(10)	L + 5.50%	9.84%	9/13/2028	245,025	240,888	240,440	1.06
Mozart Borrower LP	(7)(9)	L + 3.25%	7.63%	10/23/2028	1,985	1,884	477	0.00
Natus Medical Incorporated	(4)(7)(9)	SOFR + 5.50%	8.68%	7/20/2029	53,463	50,042	49,330	0.22
Resonetics, LLC	(10)	L + 4.00%	8.41%	4/28/2028	81,849	80,299	78,166	0.34
Sunshine Luxembourg VII S.à r.l, LLC	(6)(10)	L + 3.75%	8.48%	10/1/2026	23,496	23,346	22,560	0.10
TecoStar Holdings, Inc.	(11)	L + 3.50%	7.24%	5/1/2024	25,881	25,647	21,764	0.10

						705,517	687,581	3.04

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services
123Dentist, Inc.	(4)(6)(7)(10)	C + 5.75%	10.36%	8/10/2029	CAD 204,779	156,140	144,435	0.64
ACI Group Holdings, Inc.	(4)(5)(7)(10)	L + 5.75%	10.13%	8/2/2028	92,158	90,007	90,086	0.40
ADCS Clinics Intermediate Holdings, LLC	(4)(7)(11)	L + 6.50%	11.66%	5/7/2027	20,661	20,251	20,229	0.09
ADMI Corp.	(9)	L + 3.75%	8.13%	12/23/2027	46,518	46,278	42,491	0.19
Amerivet Partners Management, Inc.	(4)(5)(7)(10)	SOFR + 5.50%	9.59%	2/25/2028	17,532	16,596	15,861	0.07
AMGH Holding Corp.	(11)	L + 4.25%	8.63%	3/14/2025	11,615	11,628	8,300	0.04
Canadian Hospital Specialties Ltd.	(4)(5)(6)(7)(11)	C + 4.50%	9.36%	4/14/2028	CAD 16,795	12,933	14,973	0.07
Caramel Bidco Limited	(4)(5)(6)(8)	S + 6.00%	9.43%	2/24/2029	GBP 60,000	78,167	69,698	0.31
Caramel Bidco Limited	(4)(5)(6)(7)(8)	SOFR + 6.00%	9.43%	2/24/2024	GBP 5,392	6,968	4,202	0.02
CCBlue Bidco, Inc.	(4)(7)(10)	L + 6.25%	9.92% (incl. 2.75% PIK)	12/21/2028	499,035	488,434	470,913	2.08
CHG Healthcare Services, Inc.	(9)	L + 3.25%	7.63%	9/29/2028	8,021	7,983	7,864	0.03
Covenant Surgical Partners, Inc.	(8)	L + 4.00%	8.41%	7/1/2026	2,951	2,916	2,501	0.01
Cross Country Healthcare, Inc.	(4)(10)	L + 5.75%	10.14%	6/8/2027	48,234	46,982	48,234	0.21
DCA Investment Holdings, LLC	(4)(7)(10)	SOFR + 6.00%	9.98%	4/3/2028	25,015	24,846	24,620	0.11
Epoch Acquisition, Inc.	(4)(11)	SOFR + 6.00%	10.19%	10/4/2024	29,118	29,118	28,972	0.13
Global Medical Response, Inc.	(11)	L + 4.25%	8.42%	10/2/2025	34,291	34,358	24,239	0.11
Gordian Medical, Inc.	(4)(10)	L + 6.25%	10.98%	1/31/2027	51,790	50,515	37,548	0.17
Heartland Dental, LLC	(8)	L + 4.00%	8.39%	4/30/2025	47,639	47,471	44,388	0.20
Jayhawk Buyer, LLC	(4)(7)(11)	L + 5.00%	9.73%	10/15/2026	274,677	270,560	271,930	1.20
LifePoint Health, Inc.	(8)	L + 3.75%	8.16%	11/16/2025	43,804	43,532	41,401	0.18
Medical Knowledge Group, LLC	(4)(10)	SOFR + 5.75%	9.99%	2/1/2029	21,910	21,243	21,636	0.10
Medical Knowledge Group, LLC	(4)(10)	L + 5.75%	10.04	2/1/2029	163,706	160,860	161,660	0.71
Midwest Physician Administrative Services, LLC	(10)	L + 3.25%	7.98%	3/12/2028	19,182	19,113	17,719	0.08

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
National Mentor Holdings, Inc.	(10)	L + 3.75%	8.48%	3/2/2028	11,192	11,182	7,884	0.03
Navigator Acquiror, Inc.	(4)(7)(9)	L + 5.75%	9.98% (incl. 5.11% PIK)	7/16/2027	416,586	413,661	412,420	1.82
NMSC Holdings, Inc.	(10)	SOFR + 5.25%	9.67%	2/23/2029	7,476	7,405	6,156	0.03
Odyssey Holding Company, LLC	(4)(11)	L + 5.75%	10.45%	11/16/2025	63,649	63,333	63,649	0.28
Onex TSG Intermediate Corp.	(6)(10)	L + 4.75%	9.16%	2/28/2028	23,023	22,873	20,622	0.09
Pathway Vet Alliance, LLC	(8)	L + 3.75%	8.13%	3/31/2027	30,697	30,494	25,734	0.11
Pediatric Associates Holding Co., LLC	(7)(9)	L + 3.25%	7.63%	12/29/2028	5,036	4,910	4,778	0.02
PetVet Care Centers, LLC	(10)	L + 3.50%	7.88%	2/14/2025	54,403	54,377	51,297	0.23
Phoenix Guarantor, Inc.	(6)(8)	L + 3.50%	7.88%	3/5/2026	17,904	17,889	16,891	0.07
Plasma Buyer, LLC	(4)(7)(10)	SOFR + 5.75%	10.07%	5/12/2029	91,493	89,190	86,487	0.38
PPV Intermediate Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	10.07%	8/31/2029	114,624	112,184	113,256	0.50
PSKW Intermediate, LLC	(4)(11)	L + 6.25%	10.64%	3/9/2026	14,303	14,303	14,303	0.06
Radnet, Inc.	(6)(10)	L + 3.00%	7.73%	4/21/2028	4,850	4,832	4,733	0.02
Reverb Buyer, Inc.	(9)	L + 3.50%	7.88%	11/1/2028	6,551	6,504	6,155	0.03
Smile Doctors, LLC	(4)(7)(10)	L + 5.75%	11.00%	12/21/2028	460,037	450,702	449,712	1.98
Snoopy Bidco, Inc.	(4)(7)(10)	L + 6.00%	10.76%	6/1/2028	623,786	615,035	601,186	2.65
SpecialtyCare, Inc.	(4)(5)(7)(11)	L + 5.75%	9.76%	6/18/2028	72,500	70,742	70,051	0.31
Stepping Stones Healthcare Services, LLC	(4)(7)(10)	L + 5.75%	10.51%	1/2/2029	166,289	163,129	160,844	0.71
Surgery Centers Holdings, Inc.	(6)(10)	L + 3.75%	8.05%	8/31/2026	14,435	14,425	14,289	0.06
The Fertility Partners, Inc.	(4)(5)(6)(10)	L + 5.75%	10.13%	3/16/2028	38,903	38,228	37,346	0.16
The Fertility Partners, Inc.	(4)(5)(6)(7)(10)	C + 5.75%	10.46%	3/16/2028	CAD 155,062	121,396	111,823	0.49
The GI Alliance Management, LLC	(4)(7)(11)	SOFR + 6.25%	10.49%	9/15/2028	261,135	252,087	254,229	1.12
TTF Holdings, LLC	(4)(10)	L + 4.00%	8.13%	3/31/2028	5,944	5,910	5,884	0.03
U.S. Anesthesia Partners, Inc.	(9)	L + 4.25%	8.37%	10/1/2028	38,627	38,496	36,876	0.16
Unified Physician Management, LLC	(4)(7)(9)	SOFR + 5.50%	10.50%	6/18/2029	863,748	863,748	863,748	3.81

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
United Mutual Acquisition Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	10.09%	7/15/2028	15,654	15,421	15,229	0.07
US Acute Care Solutions	(5)(8)	6.38%	6.38%	3/1/2026	2,885	2,919	2,564	0.01
US Oral Surgery Management Holdco, LLC	(4)(10)	L + 5.50%	10.18%	11/18/2027	127,120	125,052	125,849	0.55
US Oral Surgery Management Holdco, LLC	(4)(7)(11)	L + 4.50%	10.72%	11/18/2023	39,604	38,717	38,933	0.17
Veonet GmbH	(6)(8)	S + 5.25%	8.68%	3/14/2029	GBP 170,000	218,598	190,515	0.84
WHCG Purchaser III, Inc.	(4)(5)(7)(10)	L + 5.75%	10.48%	6/22/2028	108,280	106,326	88,257	0.39

						5,680,967	5,515,600	24.33
Health Care Technology
athenahealth, Inc.	(7)(9)	SOFR + 3.50%	7.82%	2/15/2029	36,931	36,518	33,015	0.15
Caerus US 1, Inc.	(4)(6)(7)(10)	SOFR + 5.50%	6.25%	5/25/2029	86,813	85,002	84,951	0.37
Caerus US 1, Inc.	(4)(6)(7)(10)	SOFR + 5.50%	10.08%	5/25/2029	403,316	394,706	390,501	1.72
Color Intermediate LLC	(4)(10)	SOFR + 5.50%	10.18%	10/4/2029	371,638	362,597	364,206	1.61
Edifecs, Inc.	(4)(10)	L + 5.50%	10.23%	9/21/2026	122,264	120,388	121,042	0.53
Edifecs, Inc.	(4)(11)	L + 7.50%	12.23%	9/21/2026	29,360	29,261	29,947	0.13
Ensemble RCM, LLC	(4)(9)	SOFR + 5.00%	9.19%	8/3/2026	89,550	88,057	87,759	0.39
GI Ranger Intermediate, LLC	(4)(7)(10)	SOFR + 6.00%	10.73%	10/29/2028	99,248	97,345	97,383	0.43
Imprivata, Inc.	(9)	L + 3.75%	8.13%	12/1/2027	3,940	3,948	3,801	0.02
Netsmart Technologies, Inc.	(10)	L + 4.00%	8.38%	10/1/2027	15,149	15,208	14,628	0.06
NMC Crimson Holdings, Inc.	(4)(7)(10)	L + 6.00%	9.74%	3/1/2028	75,988	74,013	74,805	0.33
Project Ruby Ultimate Parent Corp.	(10)	L + 3.25%	7.63%	3/10/2028	8,461	8,428	8,019	0.04
RPBLS Midco, LLC	(4)(10)	SOFR + 5.75%	9.41%	4/1/2028	166,892	164,279	165,223	0.73
Verscend Holding Corp.	(8)	L + 4.00%	8.38%	8/27/2025	30,479	30,524	30,346	0.13
Waystar Technologies, Inc.	(8)	L + 4.00%	8.38%	10/22/2026	12,408	12,425	12,222	0.05

						1,522,699	1,517,848	6.69
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	L + 3.50%	7.88%	8/17/2028	6,241	6,251	6,180	0.03
CEC Entertainment, Inc.	(5)(8)	6.75%	6.75%	5/1/2026	51,052	51,052	47,542	0.21
Century Casinos, Inc.	(6)(10)	SOFR + 6.00%	10.22%	4/2/2029	43,670	42,885	41,650	0.18
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	8.32%	1/27/2029	33,590	33,463	32,003	0.14
Flynn Restaurant Group LP	(9)	L + 4.25%	8.63%	12/1/2028	7,999	7,922	7,522	0.03
IRB Holding Corp.	(10)	SOFR + 3.00%	7.32%	12/15/2027	15,762	15,761	15,321	0.07
Mic Glen, LLC	(9)	L + 3.50%	7.88%	7/21/2028	26,577	26,430	25,348	0.11
Scientific Games Holdings LP	(9)	SOFR + 3.50%	7.10%	4/4/2029	10,434	10,389	9,976	0.04
Tacala Investment Corp.	(10)	L + 3.50%	7.88%	2/5/2027	48,876	48,867	47,129	0.21
Twin River Worldwide Holdings, Inc.	(6)(9)	L + 3.25%	7.54%	10/2/2028	19,084	18,942	17,710	0.08

						261,962	250,381	1.10

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Household Durables
AI Aqua Merger Sub, Inc.	(6)(7)(9)	SOFR + 3.75%	7.84%		7/31/2028	52,858	52,304	49,784	0.22
Hunter Douglas, Inc.	(6)(9)	SOFR + 3.50%	7.86%		2/26/2029	14,896	14,820	13,181	0.06
Instant Brands Holdings, Inc.	(10)	L + 5.00%	9.73%		4/12/2028	75,061	74,211	50,741	0.22

							141,335	113,706	0.50
Industrial Conglomerates
Bettcher Industries, Inc.	(9)	SOFR + 4.00%	8.32%		12/14/2028	11,238	11,142	10,591	0.05
CEP V Investment 11 Sarl	(4)(6)(7)(10)	S + 5.75%	5.75%		2/11/2028	CHF 97,449	97,920	104,199	0.46
Engineered Machinery Holdings, Inc.	(10)	L + 3.75%	8.48%		5/19/2028	7,978	7,978	7,738	0.03
Excelitas Technologies Corp.	(4)(7)(10)	SOFR + 5.75%	10.12%		8/13/2029	161,600	158,150	157,944	0.70
Excelitas Technologies Corp.	(4)(8)	E + 5.75%	7.55%		8/13/2029	EUR 25,323	25,502	26,486	0.12
FCG Acquisitions, Inc.	(9)	L + 3.75%	8.48%		3/31/2028	40,676	40,520	38,782	0.17
SPX Flow, Inc.	(9)	SOFR + 4.50%	8.92%		4/5/2029	52,169	49,972	48,862	0.22
Vertical US Newco, Inc.	(6)(9)	L + 3.50%	6.87%		7/30/2027	29,953	29,980	28,898	0.13
Victory Buyer, LLC	(4)(9)	L + 3.75%	8.10%		11/19/2028	22,863	22,774	19,262	0.08

							443,938	442,762	1.96
Insurance
Acrisure LLC	(8)	L + 3.50%	7.88%		2/15/2027	3,815	3,739	3,589	0.02
Acrisure LLC	(9)	L + 4.25%	8.63%		2/15/2027	18,985	18,947	18,424	0.08
Acrisure LLC	(9)	L + 3.75%	8.13%		2/15/2027	18,973	18,838	18,071	0.08
Alera Group, Inc.	(4)(10)	SOFR + 6.00%	10.42%		10/2/2028	63,957	63,421	62,273	0.27
Alliant Holdings Intermediate, LLC	(9)	L + 3.50%	7.85%		11/5/2027	7,935	7,894	7,766	0.03
Amerilife Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	9.01%		8/31/2029	360,844	352,810	356,491	1.57
AssuredPartners, Inc.	(9)	L + 3.50%	7.88%		2/12/2027	30,226	29,966	29,355	0.13
AssuredPartners, Inc.	(9)	SOFR + 3.50%	7.82		2/12/2027	993	991	966	0.00
Baldwin Risk Partners, LLC	(6)(9)	L + 3.50%	7.79%		10/14/2027	7,884	7,853	7,707	0.03
Benefytt Technologies, Inc.	(4)(10)	SOFR + 8.75%	12.09 (incl. 7.75 PIK	% % )	8/12/2027	97,056	95,617	78,615	0.35
Benefytt Technologies, Inc.	(4)(7)(8)	SOFR + 7.50%	10.58 (incl. 7.75 PIK	% % )	8/12/2027	23,520	22,851	19,016	0.08
BroadStreet Partners, Inc.	(8)	L + 3.00%	7.38%		1/27/2027	10,816	10,774	10,509	0.05
CFC Underwriting, Ltd.	(4)(6)(7)(8)	SOFR + 5.00%	8.79%		5/16/2029	138,161	134,805	136,576	0.60
Foundation Risk Partners Corp.	(4)(7)(10)	SOFR + 6.00%	10.68%		10/29/2028	55,681	54,797	54,978	0.24
Galway Borrower, LLC	(4)(5)(7)(10)	L + 5.25%	8.99%		9/30/2028	222,069	218,415	216,018	0.95
High Street Buyer, Inc.	(4)(5)(7)(10)	L + 6.00%	10.73%		4/14/2028	127,353	124,844	125,698	0.55
Howden Group Holdings Limited	(6)(10)	L + 3.25%	7.69%		11/12/2027	13,503	13,440	13,173	0.06
HUB International Limited	(10)	L + 3.25%	7.53%		4/25/2025	1,957	1,958	1,943	0.01
Integrity Marketing Acquisition, LLC	(4)(5)(10)	L + 6.05%	11.28%		8/27/2025	80,767	80,024	77,935	0.34

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Insurance (continued)
Integrity Marketing Acquisition, LLC	(4)(5)(7)(10)	SOFR + 5.75%	9.49%	8/27/2025	79,904	78,423	76,727	0.34
Integrity Marketing Acquisition, LLC	(4)(5)(10)	L + 5.75%	7.50%	8/27/2025	74,979	74,173	72,168	0.32
Jones Deslauriers Insurance Management, Inc.	(5)(6)(10)	C + 4.25%	8.81%	3/27/2028	CAD 15,393	12,486	10,679	0.05
Jones Deslauriers Insurance Management, Inc.	(5)(6)(10)	C + 4.25%	8.81%	3/27/2028	CAD 11,206	8,797	7,774	0.03
Jones Deslauriers Insurance Management, Inc.	(5)(6)(8)	C + 4.25%	8.81%	3/17/2028	CAD 69,903	54,634	48,513	0.21
NFP Corp.	(8)	L + 3.25%	7.63%	2/15/2027	13,596	13,511	13,038	0.06
PGIS Intermediate Holdings, LLC	(4)(5)(7)(10)	L + 5.50%	10.63%	10/16/2028	24,461	23,947	23,541	0.10
Riser Merger Sub, Inc.	(4)(6)(7)(10)	SOFR + 5.75%	10.33%	8/1/2028	159,870	155,983	155,699	0.69
Riser Merger Sub, Inc.	(4)(6)(10)	S + 5.75%	9.18%	8/1/2028	GBP 13,683	16,452	16,130	0.07
RSC Acquisition, Inc.	(4)(5)(10)	L + 5.50%	9.11%	10/30/2026	15,000	14,870	14,588	0.06
RSC Acquisition, Inc.	(4)(5)(7)(10)	L + 5.50%	9.74%	10/30/2026	10,680	10,160	8,928	0.04
SG Acquisition, Inc.	(4)(9)	L + 5.00%	9.17%	1/27/2027	93,540	93,262	93,540	0.41
Shelf Bidco Ltd	(6)(10)	SOFR + 6.00%	6.75%	1/3/2030	132,377	128,377	128,377	0.57
Tennessee Bidco Limited	(4)(5)(6)(8)	S + 7.28%	8.47%	7/9/2028	GBP 48,569	65,941	57,592	0.25
Tennessee Bidco Limited	(4)(5)(6)(7)(8)	S + 7.00%	7.00%	7/9/2028	GBP 101,623	116,566	108,100	0.48
Tennessee Bidco Limited	(4)(5)(6)(8)	L + 7.00%	10.38%	7/9/2028	166,473	162,496	163,559	0.72
Tennessee Bidco Limited	(4)(5)(6)(8)	L + 6.25%	10.43%	8/3/2028	17,423	17,179	17,118	0.08
Tennessee Bidco Limited	(4)(5)(6)(8)	L + 7.00%	12.21%	8/3/2028	30,570	30,181	30,035	0.13

						2,339,422	2,285,209	10.05
Interactive Media & Services
Ancestry.com Operations, Inc	(9)	L + 3.25%	7.63%	12/6/2027	8,349	8,298	7,751	0.03
Cengage Learning, Inc.	(11)	L + 4.75%	7.81%	7/14/2026	18,763	18,629	16,919	0.07
MH Sub I, LLC	(11)	L + 3.75%	8.13%	9/13/2024	15,647	15,655	15,240	0.07
Project Boost Purchaser, LLC	(9)	L + 3.50%	7.88%	5/30/2026	9,924	9,785	9,596	0.04
Red Planet Borrower, LLC	(9)	L + 3.75%	8.13%	10/2/2028	39,653	39,368	25,021	0.11
SurveyMonkey, Inc.	(6)(8)	L + 3.75%	8.14%	10/10/2025	5,957	5,869	5,778	0.03

						97,604	80,305	0.35

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Internet & Direct Marketing Retail
Donuts, Inc.	(4)(7)(11)	SOFR + 6.00%	10.43%		12/29/2026	511,530	510,002	506,414	2.23
Hoya Midco, LLC	(6)(9)	SOFR + 3.25%	7.57%		2/3/2029	9,729	9,675	9,595	0.04
Prodege International Holdings, LLC	(4)(10)	L + 5.75%	10.52%		12/15/2027	561,698	553,677	550,464	2.43
Wireless Vision, LLC	(4)(11)	L + 5.50%	10.23%		12/30/2025	19,197	19,197	19,197	0.08

							1,092,551	1,085,670	4.78
IT Services
Ahead DB Holdings, LLC	(5)(10)	L + 3.75%	8.48%		10/18/2027	2,570	2,580	2,488	0.01
AI Altius Bidco, Inc.	(4)(5)(7)(10)	L + 5.50%	10.65%		12/13/2028	106,023	103,921	103,556	0.46
AI Altius Bidco, Inc.	(4)(5)(8)	9.75 PIK %	9.75% PIK		12/29/2029	22,256	21,714	21,532	0.09
BCP V Everise Acquisition, LLC	(4)(10)	SOFR + 6.50%	10.83%		5/3/2027	74,063	72,272	72,211	0.32
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	8.70%		10/16/2026	28,834	28,864	27,917	0.12
Endurance International Group Holdings, Inc.	(10)	L + 3.50%	7.72%		2/10/2028	45,056	44,735	40,663	0.18
Infostretch Corporation	(4)(10)	SOFR + 5.75%	10.48%		4/1/2028	182,010	178,827	174,730	0.77
Inovalon Holdings, Inc.	(4)(7)(10)	L + 6.25%	10.95% (incl. 2.75% PIK)		11/24/2028	958,135	937,472	947,309	4.18
Monterey Financing, S.A.R.L	(4)(6)(7)(8)	E + 6.00%	8.14%		9/28/2029	EUR 76,519	69,979	81,366	0.36
Monterey Financing, S.A.R.L	(4)(6)(8)	CI + 6.00%	8.42%		9/28/2029	DKK 560,750	72,060	78,665	0.35
Monterey Financing, S.A.R.L	(4)(6)(8)	ST + 6.00%	8.65%		9/28/2029	SEK 243,186	21,200	22,727	0.10
Monterey Financing, S.A.R.L	(4)(6)(9)	N + 6.00%	9.26%		9/28/2029	NOK 599,094	54,450	59,479	0.26
Park Place Technologies, LLC	(11)	SOFR + 5.00%	9.42%		11/10/2027	796	798	753	0.00
Razor Holdco, LLC	(4)(10)	L + 5.75%	9.42%		10/25/2027	189,288	186,250	185,502	0.82
Red River Technology, LLC	(4)(7)(11)	L + 6.00%	10.38%		5/26/2027	149,310	147,395	148,190	0.65
Sabre GLBL, Inc.	(6)(9)	SOFR + 4.25%	8.67%		6/30/2028	1,321	1,292	1,213	0.01
Sabre GLBL, Inc.	(6)(9)	L + 3.50%	7.88%		12/17/2027	17,783	17,734	16,249	0.07
TierPoint, LLC	(10)	L + 3.75%	8.13%		5/5/2026	12,370	12,323	11,601	0.05
Turing Holdco, Inc.	(4)(5)(6)(8)	E + 6.00%	8.00 (incl. 2.50 PIK	% % )	8/3/2028	EUR 16,320	18,455	17,200	0.08
Turing Holdco, Inc.	(4)(5)(6)(7)(8)	E + 6.00%	7.36%		8/3/2028	EUR 8,284	9,576	8,587	0.04

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
IT Services (continued)
Turing Holdco, Inc.	(4)(5)(6)(8)	L + 6.00%	10.01%	8/3/2028	12,655	12,344	12,466	0.05
Virtusa Corp.	(10)	L + 3.75%	8.13%	2/11/2028	8,918	8,930	8,632	0.04
Virtusa Corp.	(10)	L + 3.75%	8.17%	2/15/2029	942	934	912	0.00

						2,024,105	2,043,948	9.01
Leisure Products
Lew’s Intermediate Holdings, LLC	(4)(10)	SOFR + 5.00%	9.40%	2/11/2028	25,913	25,749	23,710	0.10
Lucky Bucks, LLC	(10)	L + 5.50%	10.43%	7/30/2027	47,204	46,462	27,811	0.12
Motion Finco, LLC	(6)(8)	L + 3.25%	7.98%	11/12/2026	19,460	18,857	18,611	0.08
Recess Holdings, Inc.	(11)	L + 3.75%	8.16%	9/30/2024	11,924	11,909	11,880	0.05

						102,977	82,012	0.35
Life Sciences Tools & Services
Cambrex Corp.	(10)	SOFR + 3.50%	7.92%	12/4/2026	4,512	4,527	4,394	0.02
Curia Global, Inc.	(10)	L + 3.75%	8.16%	8/30/2026	40,647	40,658	33,673	0.15
LSCS Holdings, Inc.	(9)	L + 4.50%	8.88%	12/16/2028	15,594	15,527	14,941	0.07
Maravai Intermediate Holdings, LLC	(6)(9)	SOFR + 3.00%	6.96%	10/19/2027	1,958	1,976	1,925	0.01
Packaging Coordinators Midco, Inc.	(10)	L + 3.50%	8.23%	11/30/2027	1,881	1,878	1,789	0.01

						64,566	56,722	0.26
Machinery
Apex Tool Group, LLC	(9)	SOFR + 5.25%	9.67%	2/8/2029	14,756	14,691	12,743	0.06
MHE Intermediate Holdings, LLC	(4)(5)(7)(11)	SOFR + 6.00%	9.50%	7/21/2027	10,431	10,262	10,042	0.04
MHE Intermediate Holdings, LLC	(4)(5)(11)	SOFR + 6.25%	9.75%	12/9/2025	1,284	1,253	1,249	0.01
MHE Intermediate Holdings, LLC	(4)(5)(11)	L + 6.00%	6.75%	4/7/2024	1,201	1,181	1,168	0.01
Pro Mach Group, Inc.	(11)	L + 4.00%	8.38%	8/31/2028	238	236	232	0.00
Titan Acquisition Ltd.	(6)(8)	L + 3.00%	5.88%	3/28/2025	15,097	14,773	14,142	0.06

						42,396	39,576	0.18
Marine
Armada Parent, Inc.	(4)(7)(10)	L + 5.75%	10.13%	10/29/2027	233,972	229,683	226,879	1.00
Media
Clear Channel Outdoor Holdings, Inc.	(6)(8)	L + 3.50%	7.91%	8/21/2026	33,680	32,906	30,754	0.14
Digital Media Solutions, LLC	(4)(6)(10)	L + 5.00%	9.73%	5/25/2026	29,518	29,015	25,238	0.11
McGraw-Hill Education, Inc.	(9)	L + 4.75%	8.32%	7/28/2028	28,501	28,269	26,907	0.12
Radiate Holdco, LLC	(10)	L + 3.25%	7.63%	9/25/2026	47,479	47,370	38,787	0.17
Terrier Media Buyer, Inc.	(8)	L + 3.50%	8.23%	12/17/2026	1,955	1,963	1,836	0.01
Trader Corp.	(4)(6)(7)(10)	C + 5.75%	10.40%	12/22/2029	CAD 110,510	79,009	79,416	0.35
Univision Communications, Inc.	(10)	L + 3.25%	7.63%	3/15/2026	20,074	19,952	19,798	0.09

						238,484	222,736	0.99

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Metals & Mining
American Rock Salt Company, LLC	(10)	L + 4.00%	8.38%	6/9/2028	19,684	19,672	18,577	0.08
SCIH Salt Holdings, Inc.	(10)	L + 4.00%	8.41%	3/16/2027	45,105	44,859	43,962	0.19

						64,531	62,539	0.27
Oil, Gas & Consumable Fuels
Eagle Midstream Canada Finance, Inc.	(4)(6)(10)	SOFR + 6.25%	10.52%	8/15/2028	30,190	29,569	29,737	0.13
Freeport LNG Investments, LLLP	(9)	L + 3.50%	7.74%	12/21/2028	55,586	55,399	52,984	0.23
KKR Alberta Midsteam Finance Inc.	(4)(6)(10)	SOFR + 6.25%	10.52%	8/15/2028	16,424	16,087	16,178	0.07

						101,055	98,899	0.43
Paper & Forest Products
Profile Products, LLC	(4)(7)(10)	L + 5.50%	9.36%	11/12/2027	40,166	39,406	39,080	0.17
Profile Products, LLC	(4)(10)	C + 5.50%	10.14	11/12/2027	23,595	23,211	23,064	0.10

						62,617	62,144	0.27
Pharmaceuticals
Doc Generici (Diocle S.p.A.)	(4)(6)(7)(8)	E + 6.50%	8.56%	10/27/2028	EUR 60,136	57,958	63,092	0.28
Padagis, LLC	(6)(9)	L + 4.75%	8.49%	7/6/2028	29,371	29,331	26,189	0.12
Rhea Parent, Inc.	(4)(5)(10)	SOFR + 5.75%	10.33%	2/18/2029	205,468	201,868	202,899	0.89
Sharp Midco, LLC	(4)(9)	L + 4.00%	8.73%	12/31/2028	5,283	5,271	5,032	0.02

						294,428	297,212	1.31
Professional Services
ALKU, LLC	(4)(10)	SOFR + 5.25%	9.67%	3/1/2028	154,467	153,315	154,467	0.68
ALKU, LLC	(4)(10)	SOFR + 5.00%	9.42%	3/1/2028	78,607	77,850	78,607	0.35
APFS Staffing Holdings, Inc.	(4)(7)(9)	SOFR + 4.00%	8.09%	12/29/2028	3,275	3,065	2,529	0.01
Aqgen Island Holdings, Inc.	(9)	L + 3.50%	8.25%	8/2/2028	64,131	63,860	61,432	0.27
Armor Holdco, Inc.	(6)(9)	SOFR + 4.50%	9.54%	12/11/2028	3,600	3,569	3,578	0.02
BPPH2 Limited	(4)(5)(6)(8)	S + 6.87%	10.30%	3/2/2028	GBP 40,700	55,179	49,379	0.22
CFGI Holdings, LLC	(4)(7)(10)	L + 5.00%	9.39%	11/2/2027	22,918	22,044	22,291	0.10
Chronicle Bidco, Inc.	(4)(7)(11)	SOFR + 6.75%	9.80%	5/18/2029	2,944	2,930	2,798	0.01
Chronicle Bidco, Inc.	(4)(11)	SOFR + 6.25%	10.83%	5/18/2029	42,743	42,387	41,888	0.18
Claims Automation Intermediate 2, LLC	(4)(7)(10)	L + 4.75%	8.76%	12/16/2027	45,500	44,182	43,449	0.19
Clearview Buyer, Inc.	(4)(5)(7)(10)	L + 5.25%	9.98%	8/26/2027	150,490	147,773	146,988	0.65
CoreLogic, Inc.	(9)	L + 3.50%	7.94%	6/2/2028	41,138	40,876	34,466	0.15
Cumming Group, Inc.	(4)(11)	SOFR + 5.25%	8.92%	11/16/2027	1,600	1,561	1,561	0.01
Cumming Group, Inc.	(4)(7)(11)	L + 5.25%	8.92%	5/26/2027	171,367	168,531	165,889	0.73
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	8.07%	4/9/2027	86,146	85,708	80,668	0.36
Eliassen Group, LLC	(4)(7)(10)	SOFR + 5.50%	10.08%	4/14/2028	65,997	65,126	64,430	0.28
Emerald US, Inc.	(6)(8)	L + 3.25%	7.98%	7/12/2028	3,889	3,886	3,874	0.02

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Professional Services (continued)
Galaxy US Opco, Inc.	(6)(9)	SOFR + 4.75%	9.07%	4/29/2029	12,326	12,046	11,185	0.05
Guidehouse, Inc.	(4)(5)(10)	L + 6.25%	10.32%	10/16/2028	49,874	48,441	48,877	0.22
Guidehouse, Inc.	(4)(5)(10)	L + 6.25%	10.63%	10/16/2028	1,147,802	1,138,302	1,124,846	4.96
HIG Orca Acquisition Holdings, Inc.	(4)(5)(7)(11)	SOFR + 6.00%	9.78%	8/17/2027	107,511	105,846	106,284	0.47
IG Investments Holdings, LLC	(4)(5)(7)(10)	L + 6.00%	10.39%	9/22/2028	466,344	458,429	463,878	2.04
Inmar, Inc.	(11)	L + 4.00%	8.73%	5/1/2024	39,981	39,814	36,493	0.16
Kaufman Hall & Associates, LLC	(4)(10)	L + 5.25%	9.63%	12/14/2028	97,255	95,601	96,526	0.43
Legacy Intermediate, LLC	(4)(5)(7)(10)	SOFR + 5.75%	10.26%	2/25/2028	93,094	91,039	91,631	0.40
Mantech International CP	(4)(7)(10)	SOFR + 5.75%	9.58%	9/14/2029	778,402	759,603	767,644	3.38
Material Holdings, LLC	(4)(5)(7)(10)	SOFR + 6.00%	10.68%	8/19/2027	264,920	260,943	256,724	1.13
Minotaur Acquisition, Inc.	(8)	SOFR + 4.75%	9.17%	3/27/2026	281,425	274,304	269,816	1.19
National Intergovernmental Purchasing Alliance Co.	(8)	SOFR + 3.50%	8.08%	5/23/2025	4,207	4,175	4,159	0.02
Petrus Buyer Inc	(4)(7)(10)	SOFR + 6.50%	10.70%	10/17/2029	36,173	34,805	34,763	0.15
Polyconcept Investments B.V.	(10)	SOFR + 5.50%	10.08%	5/18/2029	44,888	44,066	42,138	0.19
Sherlock Buyer Corp.	(4)(7)(10)	L + 5.75%	10.48%	12/8/2028	6,488	6,210	6,060	0.03
Thevelia US, LLC	(5)(6)(9)	SOFR + 4.00%	8.73%	6/18/2029	34,466	33,046	33,518	0.15
Trinity Air Consultants Holdings Corp.	(4)(7)(10)	L + 5.25%	10.18%	6/29/2027	44,320	43,315	43,548	0.19
Trinity Partners Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	9.99%	12/21/2028	389,123	381,440	380,183	1.68
Victors CCC Buyer, LLC	(4)(7)(10)	SOFR + 5.75%	10.69%	6/1/2029	146,370	143,164	144,011	0.63
VT Topco, Inc.	(7)(10)	L + 3.75%	8.13%	8/1/2025	22,103	22,056	21,466	0.09
West Monroe Partners, LLC	(4)(7)(10)	L + 5.50%	9.84%	11/8/2028	729,914	716,495	711,312	3.14

						5,694,982	5,653,356	24.93
Real Estate Management & Development
McCarthy & Stone PLC	(4)(5)(6)(8)	7.00%	7.00%	12/16/2025	GBP 20,000	28,031	21,121	0.09
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 6.25%	10.67%	2/16/2028	70,324	69,012	70,324	0.31
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 6.25%	10.67%	7/25/2029	15,205	14,849	15,205	0.07

						111,892	106,650	0.47
Road & Rail
Gruden Acquisition, Inc.	(4)(5)(7)(11)	L + 5.50%	7.75%	7/1/2028	628	404	429	0.00
Software
2U, Inc.	(6)(10)	L + 5.75%	10.16%	12/30/2024	7,960	7,880	7,666	0.03
Anaplan, Inc.	(4)(6)(7)(10)	SOFR + 6.50%	10.82%	6/21/2029	532,311	521,322	520,601	2.29
Apex Group Treasury, LLC	(6)(9)	L + 3.75%	8.26%	7/27/2028	19,608	19,584	18,775	0.08
Apttus Corp.	(10)	L + 4.25%	8.66%	5/8/2028	11,717	11,696	11,014	0.05

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Armstrong Bidco Limited	(4)(6)(7)(8)	S + 5.75%	8.68%	6/28/2029	GBP 127,438	150,291	159,339	0.70
Armstrong Bidco Limited	(4)(6)(8)	S + 5.75%	8.68%	6/28/2029	GBP 314,735	374,547	360,861	1.59
Avalara Inc	(4)(7)(10)	SOFR + 7.25%	8.00%	10/19/2028	23,077	22,519	22,442	0.10
AxiomSL Group, Inc.	(4)(7)(11)	L + 5.75%	10.13%	12/3/2027	78,219	76,887	77,322	0.34
Barracuda Networks, Inc.	(9)	SOFR + 4.50%	8.59%	8/15/2029	32,103	31,056	31,015	0.14
Project Boost Purchaser, LLC	(4)(7)(10)	SOFR + 5.25%	9.68%	5/2/2029	44,993	44,498	44,698	0.20
BlueCat Networks USA, Inc.	(4)(6)(7)(10)	SOFR + 6.00%	10.46%	8/8/2028	69,864	68,344	68,246	0.30
Boxer Parent Company, Inc.	(8)	L + 3.75%	8.13%	10/2/2025	14,886	14,828	14,287	0.06
Cloudera, Inc.	(9)	L + 3.75%	8.13%	10/8/2028	57,082	56,256	54,005	0.24
Community Brands ParentCo, LLC	(4)(5)(7)(10)	SOFR + 5.75%	10.17%	2/24/2028	15,246	14,783	14,706	0.06
Confine Visual Bidco	(4)(6)(7)(10)	SOFR + 5.75%	10.05%	2/23/2029	258,821	251,334	245,348	1.08
Connatix Buyer, Inc.	(4)(5)(7)(10)	L + 5.50%	10.14%	7/14/2027	110,695	108,529	107,828	0.48
ConnectWise, LLC	(9)	L + 3.50%	7.88%	9/29/2028	28,620	28,541	27,260	0.12
Cornerstone OnDemand, Inc.	(9)	L + 3.75%	8.13%	10/16/2028	27,418	27,320	24,607	0.11
Delta Topco, Inc.	(10)	SOFR + 3.75%	8.15%	12/1/2027	35,059	35,021	32,500	0.14
Diligent Corporation	(4)(11)	L + 5.75%	10.13%	8/4/2025	88,425	87,687	85,772	0.38
Discovery Education, Inc.	(4)(7)(10)	SOFR + 5.75%	9.83%	4/9/2029	472,150	462,759	453,786	2.00
DTI Holdco, Inc.	(7)(10)	SOFR + 4.75%	8.84%	4/26/2029	53,078	51,741	48,874	0.22
ECI Macola Max Holding, LLC	(6)(10)	L + 3.75%	8.48%	11/9/2027	12,010	12,033	11,560	0.05
Epicor Software Corp.	(10)	L + 3.25%	7.63%	7/30/2027	5,983	6,003	5,758	0.03
Episerver, Inc.	(4)(5)(7)(11)	L + 5.25%	9.98%	4/9/2026	25,101	24,739	23,340	0.10
Experity, Inc.	(4)(5)(7)(10)	L + 5.75%	10.48%	2/24/2028	135,023	132,608	132,054	0.58
Forterro UK Ltd.	(4)(6)(7)(8)	E + 5.50%	6.70%	7/9/2029	EUR 42,187	41,136	44,292	0.20
Forterro UK Ltd.	(4)(6)(8)	L + 5.50%	6.45%	7/9/2029	CHF 10,674	10,698	11,192	0.05
Forterro UK Ltd.	(4)(6)(8)	ST + 5.50%	7.17%	7/9/2029	SEK 112,563	10,422	10,478	0.05
GI Consilio Parent, LLC	(7)(9)	L + 4.00%	8.38%	5/12/2028	45,327	44,499	42,475	0.19
Gigamon Inc.	(4)(7)(11)	SOFR + 5.75%	9.73%	3/9/2029	440,154	432,145	429,670	1.89
GovernmentJobs.com, Inc.	(4)(7)(10)	L + 5.50%	9.88%	12/1/2028	144,871	141,696	140,952	0.62
GraphPAD Software, LLC	(4)(7)(11)	L + 5.50%	10.43%	4/27/2027	19,874	19,569	19,547	0.09
Greeneden U.S. Holdings II, LLC	(10)	L + 4.00%	8.38%	12/1/2027	5,875	5,901	5,654	0.02
HS Purchaser, LLC	(10)	SOFR + 4.00%	8.19%	11/19/2026	48,835	48,815	44,159	0.19
Hyland Software, Inc.	(10)	L + 3.50%	7.88%	7/1/2024	9,851	9,857	9,739	0.04
Idera, Inc.	(10)	L + 3.75%	7.50%	3/2/2028	55,721	55,589	52,691	0.23
Imperva, Inc.	(11)	L + 4.00%	8.59%	1/12/2026	19,119	19,184	15,716	0.07
ION Trading Finance Ltd.	(6)(8)	L + 4.75%	9.48%	4/3/2028	28,045	28,067	26,673	0.12

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Ivanti Software, Inc.	(10)	L + 4.00%	8.73%		12/1/2027	5,128	5,117	4,061	0.02
Ivanti Software, Inc.	(10)	L + 4.25%	9.01%		12/1/2027	36,390	36,142	28,979	0.13
Kaseya, Inc.	(4)(7)(10)	SOFR + 5.75%	10.33%		6/25/2029	733,231	718,045	724,967	3.20
LD Lower Holdings, Inc.	(4)(7)(11)	L + 6.50%	11.23%		2/8/2026	117,777	116,281	116,011	0.51
Lightbox Intermediate, LP	(4)(8)	L + 5.00%	9.73%		5/9/2026	37,810	37,005	36,487	0.16
Magnesium BorrowerCo, Inc.	(4)(10)	S + 5.75%	9.18%		5/18/2029	GBP 103,153	125,918	122,440	0.54
Magnesium BorrowerCo, Inc.	(4)(7)(10)	SOFR + 5.75%	10.17%		5/18/2029	967,749	943,201	950,755	4.19
Mandolin Technology Intermediate Holdings, Inc.	(4)(5)(7)(9)	L + 3.75%	8.16%		7/31/2028	85,175	84,168	82,084	0.36
Medallia, Inc.	(4)(10)	L + 6.50%	10.88 (incl. 5.44 PIK	% % )	10/29/2028	992,925	976,148	973,067	4.29
Mitnick Purchaser, Inc.	(9)	SOFR + 4.75%	8.94%		5/2/2029	11,854	11,800	11,135	0.05
Mitratech Holdings, Inc.	(5)(10)	L + 3.75%	8.16%		5/18/2028	16,831	16,766	15,996	0.07
Monk Holding Co.	(4)(7)(10)	L + 5.50%	9.67%		12/1/2027	14,767	14,057	14,014	0.06
MRI Software, LLC	(5)(7)(11)	L + 5.50%	10.23%		2/10/2026	18,567	18,537	17,581	0.08
Neogames Connect SARL	(4)(6)(8)	E + 6.25%	8.45%		5/30/2028	EUR 100,400	101,799	104,131	0.46
Nintex Topco Limited	(4)(6)(10)	L + 6.00%	10.73%		11/13/2028	681,511	670,072	637,213	2.81
NortonLifeLock, Inc.	(6)(9)	SOFR + 2.00%	6.42%		9/12/2029	12,000	11,942	11,823	0.05
Onex AP Merger Sub, LLC	(4)(7)(10)	SOFR + 5.75%	9.74%		4/4/2028	21,687	21,307	21,188	0.09
Paya Holdings III, LLC	(4)(5)(6)(7)(10)	L + 3.25%	7.63%		6/25/2028	9,381	9,247	9,021	0.04
Perforce Software, Inc.	(8)	L + 3.75%	8.13%		7/1/2026	15,455	15,441	14,443	0.06
Project Alpha Intermediate Holding, Inc.	(8)	L + 4.00%	8.39%		4/26/2024	14,275	14,291	13,961	0.06
Project Leopard Holdings, Inc.	(7)(9)	SOFR + 5.25%	9.80%		7/20/2029	145,740	138,104	131,807	0.58
Proofpoint, Inc.	(5)(9)	L + 3.25%	7.98%		8/31/2028	904	874	872	0.00
Quest Software US Holdings, Inc.	(6)(9)	SOFR + 4.25%	8.49%		2/1/2029	27,881	27,655	21,634	0.10
Rally Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	8.78%		7/19/2028	115,925	113,139	112,920	0.50
RealPage, Inc.	(9)	L + 3.00%	7.38%		4/24/2028	21,393	21,320	20,387	0.09

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Relativity ODA, LLC	(4)(7)(11)	L + 10.55%	11.89% (incl. 11.55% PIK)		5/12/2027	1,165	1,075	1,073	0.00
Rocket Software, Inc.	(8)	L + 4.25%	8.63%		11/28/2025	10,838	10,843	10,446	0.05
Rocket Software, Inc.	(9)	L + 4.25%	8.63%		11/28/2025	3,968	3,854	3,832	0.02
S2P Acquisition Borrower, Inc.	(6)(8)	SOFR + 4.00%	8.32%		8/14/2026	16,684	16,709	16,253	0.07
Sailpoint Technologies, Inc.	(4)(7)(10)	SOFR + 6.25%	10.58%		8/16/2029	384,906	376,984	376,526	1.66
Sophia, LP	(9)	L + 3.50%	8.23%		10/7/2027	6,957	6,878	6,731	0.03
Sovos Compliance, LLC	(9)	L + 4.50%	8.88%		8/11/2028	5,665	5,675	5,233	0.02
Spitfire Parent, Inc.	(4)(5)(11)	E + 6.00%	7.86%		3/11/2027	EUR 19,256	22,936	20,140	0.09
Spitfire Parent, Inc.	(4)(7)(11)	SOFR + 6.00%	9.28%		3/11/2027	113,685	112,419	111,356	0.49
Stamps.com, Inc.	(4)(10)	L + 5.75%	10.13%		10/5/2028	10,047	9,877	9,796	0.04
Stamps.com, Inc.	(4)(10)	L + 5.75%	10.13%		10/5/2028	854,257	840,199	832,901	3.67
Surf Holdings, LLC	(6)(8)	L + 3.50%	8.23%		3/5/2027	12,018	12,013	11,683	0.05
Symphony Technology Group	(5)(6)(10)	L + 4.75%	9.17%		7/27/2028	66,060	65,486	56,874	0.25
Symphony Technology Group	(5)(6)(9)	SOFR + 3.75%	7.97%		3/1/2029	30,178	29,921	28,173	0.12
Tegra118 Wealth Solutions, Inc.	(8)	SOFR + 4.00%	8.32%		2/18/2027	3,920	3,940	3,731	0.02
The NPD Group L.P.	(4)(10)	SOFR + 6.25%	10.43 (incl. 2.75 PIK	% % )	12/1/2028	886,351	869,959	868,624	3.83
The NPD Group L.P.	(4)(7)(10)	L + 5.75%	10.13%		12/1/2028	701,481	686,473	693,543	3.06
The Ultimate Software Group, Inc.	(9)	L + 3.25%	7.00%		5/4/2026	20,018	19,963	19,092	0.08
Triple Lift, Inc.	(4)(7)(10)	SOFR + 5.50%	9.61%		5/5/2028	75,913	74,564	74,219	0.33
Virgin Pulse, Inc.	(10)	L + 4.00%	8.38%		4/6/2028	42,021	41,704	35,823	0.16
Vision Solutions, Inc.	(10)	L + 4.00%	8.36%		4/24/2028	46,070	45,944	38,272	0.17
Zendesk Inc	(4)(7)(10)	SOFR + 6.50%	11.04%		11/22/2028	912,838	887,862	889,508	3.92

							11,904,038	11,767,708	51.86
Specialty Retail
CustomInk, LLC	(4)(11)	L + 6.18%	7.18%		5/3/2026	36,866	36,379	36,866	0.16
EG America, LLC	(6)(9)	L + 4.25%	8.98%		3/31/2026	18,398	18,309	17,282	0.08
EG Dutch Finco BV	(6)(8)	L + 4.00%	9.15%		2/7/2025	35,152	34,947	33,285	0.15
Petco Health and Wellness Comp	(10)	SOFR + 3.25%	7.83%		3/3/2028	192	191	187	0.00
Runner Buyer, Inc.	(4)(10)	L + 5.50%	10.23%		10/20/2028	77,415	76,021	54,965	0.24

							165,847	142,585	0.63
Technology Hardware, Storage & Peripherals
Lytx, Inc.	(4)(11)	SOFR + 6.75%	11.17%		2/28/2026	45,893	45,960	44,057	0.19

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Textiles, Apparel & Luxury Goods
Mad Engine Global, LLC	(11)	L + 7.00%	11.73%	7/15/2027	26,156	25,655	21,644	0.10
S&S Holdings, LLC	(9)	L + 5.00%	9.29%	3/11/2028	6,429	6,319	5,877	0.03

						31,974	27,521	0.13
Trading Companies & Distributors
Foundation Building Materials, Inc.	(9)	L + 3.25%	7.66%	1/31/2028	34,242	33,782	32,504	0.14
Icebox Holdco III, Inc.	(9)	L + 3.50%	8.23%	12/22/2028	21,955	21,803	20,336	0.09
LBM Acquisition, LLC	(10)	L + 3.75%	7.12%	12/17/2027	55,472	55,153	48,339	0.21
Park River Holdings, Inc.	(10)	L + 3.25%	6.99%	12/28/2027	71,062	69,778	62,445	0.28
Porcelain Acquisition Corp.	(4)(7)(11)	L + 5.75%	10.48%	4/1/2027	82,828	80,883	82,190	0.36
Specialty Building Products Holdings, LLC	(9)	L + 3.25%	7.64%	10/15/2028	30,036	29,981	27,145	0.12
SRS Distribution, Inc.	(9)	SOFR + 3.50%	7.92%	6/2/2028	52,570	52,335	50,382	0.22
The Cook & Boardman Group, LLC	(11)	SOFR + 5.75%	9.99%	10/17/2025	35,410	34,763	30,231	0.13

						378,478	353,572	1.55
Transportation Infrastructure
AIT Worldwide Logistics Holdings, Inc.	(10)	L + 4.75%	8.49%	4/6/2028	20,870	20,530	19,233	0.08
Capstone Logistics, LLC	(4)(11)	L + 4.75%	9.13%	11/12/2027	22,232	22,292	21,398	0.09
Enstructure LLC	(4)(7)(9)	SOFR + 5.50%	9.92%	5/25/2029	79,972	77,907	78,961	0.35
FFML Holdco Ltd	(4)(6)(8)	B + 6.25%	7.00%	11/30/2028	NZD 39,278	23,664	24,096	0.11
First Student Bidco, Inc.	(9)	L + 3.00%	7.73%	7/21/2028	12,569	12,491	11,399	0.05
Frontline Road Safety, LLC	(4)(10)	L + 5.75%	6.68%	5/3/2027	170,595	168,204	160,359	0.71
Helix TS, LLC	(4)(7)(10)	L + 5.75%	10.16%	8/4/2027	156,854	154,791	156,062	0.69
Italian Motorway Holdings S.à.r.l	(4)(6)(8)	E + 5.25%	7.35%	4/28/2029	EUR 236,429	242,728	244,571	1.08
Liquid Tech Solutions Holdings, LLC	(4)(10)	L + 4.75%	8.92%	3/20/2028	19,094	19,021	18,235	0.08
Roadsafe Holdings, Inc.	(4)(7)(11)	L + 5.75%	10.87%	10/19/2027	142,790	140,438	140,831	0.62
Safety Borrower Holdings LP	(4)(5)(7)(11)	L + 5.25%	10.46%	9/1/2027	45,784	45,434	45,334	0.20
Sam Holding Co, Inc.	(4)(7)(11)	L + 5.25%	9.95%	9/24/2027	169,256	166,058	166,682	0.73
TRP Infrastructure Services, LLC	(4)(7)(11)	L + 5.50%	10.08%	7/9/2027	72,961	71,763	67,722	0.30

						1,165,321	1,154,883	5.09
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	8.58%	12/17/2027	24,976	24,947	23,926	0.11

Total First Lien Debt						44,461,300	43,710,812	192.69

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt
Aerospace & Defense
Atlas CC Acquisition Corp.	(4)(5)(10)	L + 7.63%	12.36%	5/25/2029	44,520	43,986	40,068	0.18
Peraton Corp.	(10)	L + 7.75%	12.09%	2/1/2029	53,508	52,894	51,140	0.23

						96,880	91,208	0.41
Air Freight & Logistics
The Kenan Advantage Group, Inc.	(10)	L + 7.25%	11.63%	9/1/2027	33,015	32,494	30,649	0.14
Wwex Uni Topco Holdings, LLC	(10)	L + 7.00%	11.73%	7/26/2029	33,000	32,604	27,658	0.12

						65,098	58,307	0.26
Capital Markets
The Edelman Financial Engines Center, LLC	(8)	L + 6.75%	11.13%	7/20/2026	14,000	13,899	12,659	0.06
Chemicals
Hexion Holdings Corp.	(4)(9)	SOFR + 7.44%	11.86%	3/15/2030	46,000	44,841	36,570	0.16
NIC Acquisition Corp.	(4)(10)	L + 7.75%	12.48%	12/29/2028	31,500	31,141	19,373	0.09
Pearls Netherlands Bidco	(4)(6)(9)	SOFR + 7.25%	11.34%	2/25/2030	42,453	41,408	41,392	0.18

						117,390	97,335	0.43
Commercial Services & Supplies
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 6.75%	11.07%	3/30/2029	29,464	29,349	26,174	0.12
USIC Holdings, Inc.	(5)(10)	L + 6.50%	10.88%	5/14/2029	8,594	8,541	8,093	0.04

						37,890	34,267	0.16
Construction & Engineering
COP Home Services TopCo IV, Inc.	(4)(5)(11)	L + 8.75%	13.13%	12/29/2028	43,277	42,608	41,329	0.18
Thermostat Purchaser III, Inc.	(4)(7)(10)	L + 7.25%	11.98%	8/31/2029	32,725	32,281	31,374	0.14

						74,889	72,703	0.32
Diversified Consumer Services
Pre-Paid Legal Services, Inc.	(9)	L + 7.00%	11.38%	12/14/2029	25,000	24,781	22,859	0.10
Health Care Equipment & Supplies
Confluent Medical Technologies, Inc.	(4)(5)(9)	SOFR + 6.50%	11.23%	2/16/2030	52,500	51,565	51,188	0.23
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	(4)(5)(6)(8)	8.75%	8.75%	4/15/2029	CAD 3,800	3,005	2,587	0.01
CD&R Artemis UK Bidco Ltd.	(4)(6)(8)	S + 7.50%	10.93%	8/19/2029	GBP 65,340	87,423	76,820	0.34
CD&R Artemis UK Bidco Ltd.	(4)(6)(9)	L + 7.25%	7.25%	8/19/2029	25,000	24,450	24,250	0.11
Jayhawk Buyer, LLC	(4)(11)	L + 8.75%	13.17%	10/15/2027	6,537	6,439	6,488	0.03

						121,317	110,145	0.49
Health Care Technology
Imprivata, Inc.	(4)(9)	SOFR + 6.25%	10.57%	12/1/2028	44,118	43,725	44,338	0.20

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt (continued)
Hotels, Restaurants & Leisure
Mic Glen, LLC	(9)	L + 6.75%	11.13%		7/30/2029	19,000	18,949	17,520	0.08
Industrial Conglomerates
Victory Buyer, LLC	(4)(9)	L + 7.00%	11.35%		11/1/2029	24,677	24,460	21,161	0.09
IT Services
Dcert Buyer, Inc.	(8)	L + 7.00%	11.70%		2/19/2029	60,975	61,159	55,914	0.25
Inovalon Holdings, Inc.	(4)(5)(10)	L + 10.50%	15.20 (incl. 15.20 PIK)	% %	11/24/2033	93,252	91,001	93,252	0.41

							152,160	149,166	0.66
Life Sciences Tools & Services
Curia Global, Inc.	(4)(10)	L + 6.50%	10.91%		8/31/2029	45,977	45,210	35,862	0.16
LSCS Holdings, Inc.	(4)(9)	L + 8.00%	12.38%		12/17/2029	40,000	39,476	36,000	0.16
Phoenix Newco, Inc.	(4)(6)(9)	L + 6.50%	10.88%		11/15/2029	52,153	51,228	50,980	0.22

							135,914	122,842	0.54
Media
Houghton Mifflin, LLC	(4)(7)(9)	SOFR + 8.50%	12.82%		4/8/2030	80,500	78,678	76,034	0.34
Pharmaceuticals
Sharp Midco, LLC	(4)(5)(9)	L + 7.25%	11.98%		12/31/2029	31,500	30,811	29,925	0.13
Professional Services
Aqgen Island Holdings, Inc.	(5)(6)(9)	L + 6.50%	10.25%		8/2/2029	34,508	34,200	30,310	0.13
Celestial Saturn Parent, Inc.	(9)	L + 6.50%	10.94%		6/4/2029	134,488	133,362	96,294	0.42
Deerfield Dakota Holding, LLC	(10)	L + 6.75%	11.13%		4/7/2028	29,650	29,569	28,353	0.12
Thevelia US, LLC	(4)(6)(9)	SOFR + 6.75%	11.48%		6/17/2030	182,046	176,955	177,950	0.78
VT Topco, Inc.	(4)(10)	L + 6.75%	11.13%		7/31/2026	35,500	35,373	34,080	0.15

							409,459	366,987	1.60
Software
Apex Group Treasury, LLC	(4)(6)(9)	L + 6.75%	11.48%		7/27/2029	28,153	28,179	27,097	0.12
Cloudera, Inc.	(9)	L + 6.00%	10.38%		10/8/2029	66,697	66,226	55,942	0.25
HS Purchaser, LLC	(10)	SOFR + 6.75%	10.94%		11/19/2027	71,000	71,107	56,534	0.25
Human Security, Inc.	(4)(7)(11)	SOFR + 6.75%	11.07%		7/22/2027	50,000	49,209	48,250	0.21
Idera, Inc.	(4)(10)	L + 6.75%	10.50%		3/2/2029	30,331	30,243	25,175	0.11
Mandolin Technology Intermediate Holdings, Inc.	(4)(5)(9)	L + 6.50%	10.91%		7/30/2029	31,950	31,584	30,832	0.14
Mitratech Holdings, Inc.	(4)(10)	L + 6.75%	11.16%		5/18/2029	18,000	17,939	16,830	0.07
Proofpoint, Inc.	(5)(9)	L + 6.25%	10.98%		8/31/2029	63,274	63,103	61,086	0.27
Symphony Technology Group	(6)(10)	L + 8.25%	12.67%		7/27/2029	91,647	90,561	72,859	0.32
Virgin Pulse, Inc.	(4)(10)	L + 7.25%	11.63%		4/6/2029	27,000	26,841	21,060	0.09
Vision Solutions, Inc.	(5)(10)	L + 7.25%	11.61%		4/23/2029	88,534	88,114	66,041	0.29

							563,106	481,706	2.12

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt (continued)
Trading Companies & Distributors
Icebox Holdco III, Inc.	(4)(9)	L + 6.75%	11.48%	12/21/2029	14,000	13,879	12,457	0.05

Total Second Lien Debt						2,074,849	1,872,806	8.26

Structured Finance Obligations
522 Funding CLO 2020-6, Ltd.	(4)(5)(6)(8)	L + 6.50%	10.82%	10/23/2034	3,000	3,000	2,631	0.01
AIMCO CLO Series 2015-A	(5)(6)(8)	L + 6.60%	10.68%	10/17/2034	7,450	7,450	6,664	0.03
Allegro CLO XI Ltd.	(4)(5)(6)(8)	L + 7.00%	11.23%	1/19/2033	3,895	3,859	3,617	0.02
Apidos CLO XXXVI	(4)(5)(6)(8)	L + 5.95%	10.19%	7/20/2034	8,500	8,500	7,536	0.03
Apidos CLO XXXIII	(5)(6)(8)	L + 6.35%	10.67%	10/24/2034	5,000	4,955	4,466	0.02
Ares LXII CLO, Ltd.	(4)(5)(6)(8)	L + 6.50%	10.86%	1/25/2034	9,000	9,000	7,653	0.03
Ares LXI CLO, Ltd.	(4)(5)(6)(8)	L + 6.25%	10.49%	10/20/2034	7,750	7,750	6,600	0.03
Ares XXVII CLO, Ltd.	(5)(6)(8)	L + 6.75%	10.99%	10/28/2034	7,000	6,936	6,151	0.03
Balboa Bay Loan Funding 2021-2, Ltd.	(4)(5)(6)(8)	L + 6.60%	10.84%	1/20/2035	7,000	6,936	5,994	0.03
Barings CLO Ltd 2021-II	(4)(6)(5)(8)	L + 6.25%	10.33%	7/15/2034	6,000	6,000	5,257	0.02
Barings CLO Ltd 2021-III	(4)(6)(5)(8)	L + 6.65%	10.84%	1/18/2035	7,200	7,200	5,935	0.03
Benefit Street Partners CLO XX	(4)(5)(6)(8)	L + 6.75%	10.83%	7/15/2034	6,500	6,500	5,758	0.03
Benefit Street Partners LLC BSP 2020-21A	(4)(5)(6)(8)	L + 6.70%	10.78%	10/15/2034	3,000	2,972	2,700	0.01
BlueMountain CLO XXIX Ltd	(4)(5)(6)(8)	L + 6.86%	11.22%	7/25/2034	2,750	2,686	2,437	0.01
Broad River Ltd 2020-1	(4)(5)(6)(8)	L + 6.50%	10.74%	7/20/2034	7,000	6,947	6,397	0.03
Carlyle US CLO 2020-1, Ltd.	(4)(5)(6)(8)	L + 6.25%	10.49%	7/20/2034	7,000	7,000	6,130	0.03
Carval CLO VI-C, LTD.	(4)(5)(6)(8)	SOFR + 7.33%	8.73%	4/21/2034	8,750	8,667	7,993	0.04
Carval CLO V-C, LTD.	(4)(5)(6)(8)	L + 6.75%	10.83%	10/15/2034	8,000	7,926	7,037	0.03
CIFC Funding 2019-III, Ltd.	(4)(5)(6)(8)	L + 6.80%	10.88%	10/16/2034	8,000	8,000	7,257	0.03
CIFC Funding 2022-V, Ltd.	(4)(5)(6)(8)	L + 7.55%	10.06%	7/16/2033	10,000	9,904	9,296	0.04
Dryden 95 CLO, Ltd.	(4)(5)(6)(8)	L + 6.15%	10.87%	8/20/2034	8,000	8,000	6,899	0.03
Eaton Vance CLO 2019-1 Ltd	(4)(5)(6)(8)	L + 6.50%	10.58%	4/15/2031	3,750	3,754	3,404	0.02
Elmwood CLO 16, Ltd.	(4)(5)(6)(8)	L + 7.22%	11.18%	4/20/2034	6,000	5,943	5,548	0.02
Elmwood CLO III, Ltd.	(4)(5)(6)(8)	L + 6.50%	10.58%	10/20/2034	3,500	3,500	3,218	0.01
Elmwood CLO VI, Ltd.	(5)(6)(8)	L + 6.50%	10.58%	10/20/2034	4,000	4,000	3,678	0.02
Flatiron RR CLO 22, LLC	(5)(6)(8)	L + 6.20%	10.27%	10/15/2034	5,000	5,000	4,491	0.02
Fort Washington CLO 2021-2, Ltd.	(4)(5)(6)(8)	L + 6.61%	10.85%	10/20/2034	12,000	11,892	10,892	0.05
Galaxy XXV CLO, Ltd.	(4)(5)(6)(8)	L + 5.95%	10.69%	10/25/2031	4,000	3,948	3,459	0.02
Galaxy 30 CLO, Ltd.	(4)(5)(6)(8)	L + 7.00%	10.81%	4/15/2035	3,000	2,972	2,691	0.01
Goldentree Loan Management US Clo 8 Ltd.	(4)(5)(6)(8)	L + 6.15%	10.39%	10/20/2034	6,200	6,200	5,551	0.02
Goldentree Loan Management US Clo 12 Ltd.	(4)(5)(6)(8)	SOFR + 7.25%	11.21%	4/20/2034	6,500	6,441	5,775	0.03
Gulf Stream Meridian GSM 2021-IIIA, Ltd.	(4)(5)(6)(8)	L + 6.75%	10.83%	4/15/2034	1,000	959	895	0.00

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt (continued)
Structured Finance Obligations (continued)
Gulf Stream Meridian 5, Ltd.	(4)(5)(6)(8)	L + 6.33%	10.41%	7/15/2034	3,500	3,488	3,045	0.01
Gulf Stream Meridian 7, Ltd.	(4)(5)(6)(8)	SOFR + 6.85%	10.71%	7/15/2035	5,000	4,953	4,323	0.02
Halseypoint Clo 5, Ltd.	(4)(5)(6)(8)	L + 6.95%	11.68%	1/30/2035	9,500	9,325	8,536	0.04
HPS Loan Management 15-2019 Ltd	(4)(5)(6)(8)	L + 6.80%	9.83%	1/22/2035	4,000	3,963	3,628	0.02
Jamestown CLO XIV, Ltd.	(5)(6)(8)	L + 7.20%	11.44%	10/20/2034	10,000	9,818	8,855	0.04
Kayne CLO III, Ltd.	(4)(5)(6)(8)	L + 6.50%	10.58%	4/15/2032	5,000	5,008	4,453	0.02
Magnetite XXXII Ltd	(4)(5)(6)(8)	L + 6.90%	10.76%	4/15/2035	5,000	5,000	4,534	0.02
Morgan Stanley Eaton Vance Clo 2021-1, Ltd.	(5)(6)(8)	L + 6.75%	11.26%	10/20/2034	6,500	6,500	5,784	0.03
Neuberger Berman Loan Advisers CLO 38, Ltd.	(5)(6)(8)	L + 6.25%	10.49%	10/20/2035	11,000	11,000	9,766	0.04
Onex Credit Partners OCP 2020-19A	(4)(5)(6)(8)	L + 6.50%	10.74%	10/20/2034	4,250	4,073	3,696	0.02
OCP CLO 2021-22, Ltd.	(4)(5)(6)(8)	L + 6.60%	10.84%	12/2/2034	9,000	8,887	7,814	0.03
Octagon 55, Ltd	(4)(5)(6)(8)	L + 6.50%	10.74%	7/20/2034	11,000	10,878	9,540	0.04
Octagon 66, Ltd	(4)(5)(6)(8)	SOFR + 7.80%	10.34%	8/16/2033	10,000	9,904	9,288	0.04
Octagon Investment Partners 41, Ltd.	(5)(6)(8)	L + 7.13%	11.21%	10/15/2033	5,000	4,978	4,489	0.02
Palmer Square CLO 2015-1, Ltd.	(4)(5)(6)(8)	L + 6.50%	11.18%	5/21/2034	2,000	1,910	1,769	0.01
Palmer Square CLO 2022-1, Ltd.	(4)(5)(6)(8)	L + 6.40%	10.31%	4/20/2035	2,500	2,500	2,190	0.01
Palmer Square CLO 2019-1, Ltd.	(4)(5)(6)(8)	L + 6.50%	11.13%	11/14/2034	12,000	12,000	10,746	0.05
Park Avenue Institutional Advisers CLO Ltd 2022-1	(4)(5)(6)(8)	L + 7.30%	11.25%	4/20/2035	6,000	5,831	5,358	0.02
Post CLO 2021-1, Ltd.	(4)(5)(6)(8)	L + 6.45%	10.53%	10/15/2034	6,000	6,000	5,397	0.02
Post CLO 2022-1, Ltd.	(4)(5)(6)(8)	L + 6.80%	10.71%	4/20/2035	5,000	4,977	4,426	0.02
PPM CLO 2, Ltd.	(4)(5)(6)(8)	L + 6.55%	10.63%	4/16/2032	5,000	5,008	4,098	0.02
PPM CLO 4, Ltd.	(5)(6)(8)	L + 6.50%	10.69%	10/18/2034	8,775	8,775	7,490	0.03
PPM CLO 5, Ltd.	(5)(6)(8)	L + 6.50%	10.69%	10/18/2034	4,800	4,800	3,988	0.02
Rad CLO 14, Ltd.	(4)(5)(6)(8)	L + 6.50%	10.58%	1/15/2035	6,750	6,750	5,779	0.03
Rockford Tower CLO 2021-3, Ltd.	(5)(6)(8)	L + 6.72%	11.08%	10/20/2034	4,000	3,945	3,366	0.01
RR 19, Ltd.	(5)(6)(8)	L + 6.50%	10.58%	10/15/2035	3,000	3,000	2,745	0.01
RR 20, Ltd.	(4)(5)(6)(8)	L + 7.25%	11.11%	7/15/2037	4,000	3,962	3,609	0.02
Signal Peak 7, Ltd.	(4)(5)(6)(8)	L + 6.89%	11.30%	4/30/2032	3,875	3,844	3,556	0.02
Sound Point CLO XXVII, Ltd.	(4)(5)(6)(8)	L + 6.56%	10.92%	10/25/2034	6,900	6,775	5,670	0.02
Symphony CLO 34-PS, Ltd.	(4)(5)(6)(8)	SOFR + 7.56%	10.14%	7/24/2034	7,000	6,932	6,264	0.03
Trestles Clo IV, Ltd.	(4)(5)(6)(8)	L + 6.25%	10.53%	7/21/2034	8,000	8,000	7,130	0.03
Vibrant CLO XII, Ltd.	(4)(5)(6)(8)	L + 7.11%	11.35%	1/20/2034	2,875	2,851	2,624	0.01
Vibrant CLO XIII, Ltd.	(4)(5)(6)(8)	L + 7.06%	11.14%	7/15/2034	6,250	6,195	5,679	0.03
Voya CLO 2019-4, Ltd.	(4)(5)(6)(8)	L + 6.70%	10.78%	1/15/2035	8,250	8,098	7,205	0.03
Voya CLO 2020-2, Ltd.	(4)(5)(6)(8)	L + 6.40%	10.63%	7/19/2034	5,000	4,908	4,419	0.02

Total Structured Finance Obligations						409,633	365,269	1.61

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Unsecured Debt
Health Care Technology
Athenahealth, Inc.	(8)	6.50%	6.50%	2/15/2030	3,297	3,297	2,436	0.01
Software
Condor Merger Sub, Inc.	(6)(8)	7.38%	7.38%	2/15/2030	14,286	14,286	11,512	0.05

Total Unsecured Debt						17,583	13,948	0.06

Equity
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units	(4)				2,890,586	4,336	6,446	0.03
Micross Topco, Inc.	(4)				116	125	116	0.00

						4,461	6,562	0.03
Air Freight & Logistics
AGI Group Holdings LP - A2 Units	(4)				1,674	1,674	1,345	0.01
Mode Holdings, L.P. - Class A-2 Common Units	(4)				1,076,923	1,077	2,100	0.01

						2,751	3,445	0.02
Distributors
Box Co-Invest Blocker, LLC	(4)				3,308,320	3,308	2,944	0.01
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests	(4)		11.50		29,194,330	28,734	35,317	0.16
Deneb Ultimate Topco, LLC - Class A Units	(4)				4,060	4,060	3,208	0.01

						32,794	38,525	0.17
Diversified Telecommunication Services
Point Broadband Holdings, LLC - Class A Units	(4)				12,870	10,915	9,815	0.04
Point Broadband Holdings, LLC - Class B Units	(4)				685,760	1,955	1,414	0.01
Point Broadband Holdings, LLC - Class Additional A Units	(4)				147,380	420	304	0.00
Point Broadband Holdings, LLC - Class Additional B Units	(4)				2,766	2,346	2,109	0.01

						15,636	13,642	0.06
Health Care Equipment & Supplies
GCX Corporation Group Holdings, L.P. - Class A-2 Units	(4)				4,853	4,853	2,912	0.01
Health Care Providers & Services
AVE Holdings I Corp.	(4)				12,237,213	11,870	12,482	0.06
CD&R Artemis Holdco 2 Limited - Preferred Shares	(4)(6)				33,000,000	43,662	44,133	0.19
CD&R Ulysses Equity Holdings, L.P. - Common Shares	(4)(6)				6,000,000	6,090	5,040	0.02
Jayhawk Holdings, LP - A-1 Common Units	(4)				12,472	2,220	3,552	0.02
Jayhawk Holdings, LP - A-2 Common Units	(4)				6,716	1,195	1,913	0.01
Maia Aggregator, L.P. - Class A Units	(4)				19,700,000	19,700	21,276	0.09
NC Eve, L.P. - LP Interest	(4)(6)				2,500,000	3,398	2,806	0.01

						88,135	91,202	0.40

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
Health Care Technology
Caerus Midco 2 S.À. R.L - Additional Vehicle Units	(4)(6)				988,290	988	109	0.00
Caerus Midco 2 S.À. R.L - Vehicle Units	(4)(6)				4,941,452	4,941	4,497	0.02

						5,929	4,606	0.02
Insurance
Shelf Holdco Ltd Common Equity	(4)(6)				1,300,000	1,300	1,300	0.01
IT Services
NC Ocala Co-Invest Beta, L.P. - LP Interest	(4)				25,687,196	25,687	25,687	0.11
Professional Services
Guidehouse Holding Corp. - Preferred Equity	(4)		11.50		54,010	52,935	58,195	0.26
OHCP V TC COI, LP. - LP Interest	(4)				6,500,000	6,500	8,190	0.04
Tricor Horizon, LP	(4)(6)				14,151,361	14,151	14,151	0.06
Victors CCC Topco, LP	(4)				9,600,000	9,600	12,000	0.05

						83,186	92,536	0.41
Software
Connatix Parent, LLC - Class L Common Units	(4)				126,136	1,388	769	0.00
Expedition Holdco, LLC - Class A Units	(4)				810,810	810	585	0.00
Knockout Intermediated Holdings I, Inc.	(4)				49,020	47,795	49,388	0.22
Lobos Parent, Inc. - Series A Preferred Shares	(4)		10.50		45,090	43,963	47,908	0.21
Mandolin Technology Holdings, Inc. - Series A Preferred Shares	(4)				31,950,000	30,992	30,672	0.14
Mimecast Limited	(4)				73,213,759	73,214	71,705	0.32
Zoro Common Equity	(4)				1,195,880	11,959	11,959	0.05
Zoro Series A Preferred Shares	(4)		12.50		44,535	43,199	43,199	0.19

						253,320	256,185	1.13
Transportation Infrastructure
Atlas Intermediate Holding LLC - Preferred Interest	(4)				34,238,400	33,725	32,355	0.14
Enstructure LLC	(4)				3,783,785	2,806	2,951	0.01
Frontline Road Safety Investments, LLC - Class A Common Units	(4)				58,590	6,178	4,086	0.02
Ncp Helix Holdings, LLC. - Preferred Shares	(4)				1,485,282	1,116	1,417	0.01

						43,825	40,809	0.18

Total Equity						565,185	580,355	2.56

Total Investments - non-controlled/non-affiliated						47,528,550	46,543,190	205.17

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Investments—non-controlled/affiliated
Equity
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP) - Class A Common Units	(4)(6)(15)					719	2,813	0.01

Total Equity Investments						719	2,813	0.01

Total Investments—non-controlled/affiliated						719	2,813	0.01

Investments—controlled/affiliated
Equity
Diversified Financial Services
Specialty Lending Company LLC - LLC Interest	(4)(5)(6)(15)					171,900	172,330	0.76
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units	(4)(6)(15)					1,421	1,881	0.01

Total Equity						173,321	174,211	0.77

Total Investments—controlled/affiliated						173,321	174,211	0.77

Investments in Joint Ventures
BCRED Emerald JV LP	(6)					2,115,000	2,072,717	9.14
BCRED Verdelite JV LP	(6)					117,706	115,677	0.51

Total Investments in Joint Ventures						2,232,706	2,188,394	9.65

Total Investment Portfolio						49,935,296	48,908,608	215.60

Cash and Cash Equivalents
Other Cash and Cash Equivalents						1,351,901	1,351,901	5.96

Total Portfolio Investments, Cash and Cash Equivalents						$51,287,197	$50,260,509	221.56%

(1)

Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2022, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments,

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.
(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), New Zealand Bank Bill Reference Rate (“BKBM” or “B”),or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. Variable rate loans typically include an interest reference rate floor feature.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2022, non-qualifying assets represented 22.9% of total assets as calculated in accordance with regulatory requirements.

(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt
123Dentist, Inc.	Delayed Draw Term Loan	8/10/2029	$32,949	$(2,990)
ACI Group Holdings, Inc.	Delayed Draw Term Loan	8/2/2023	48,834	—
ACI Group Holdings, Inc.	Revolver	8/2/2027	19,119	—
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	3,902	(78)
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	5/7/2023	2,467	—
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	4/14/2024	8,400	(63)

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Advancing Eyecare Center, Inc.	Delayed Draw Term Loan	6/13/2029	4,620	—
AI Altius Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	34,698	(347)
AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	7/31/2028	2,296	(444)
Amerilife Holdings, LLC	Revolver	8/31/2028	48,715	(487)
Amerilife Holdings, LLC	Delayed Draw Term Loan	8/31/2029	25,775	—
Amerivet Partners Management, Inc.	Revolver	2/25/2028	11,511	(460)
Amerivet Partners Management, Inc.	Delayed Draw Term Loan	2/25/2024	50,929	—
Anaplan, Inc.	Revolver	6/21/2028	53,206	(6,182)
Kwor Acquisition Inc	Delayed Draw Term Loan	12/22/2028	5,137	(180)
Kwor Acquisition Inc	Revolver	12/22/2027	12,195	(427)
Armada Parent, Inc.	Delayed Draw Term Loan	10/29/2023	11,250	—
Armada Parent, Inc.	Revolver	10/29/2027	27,000	(743)
Armstrong Bidco Limited	Delayed Draw Term Loan	6/28/2029	46,123	—
Ascend Buyer, LLC	Revolver	9/30/2027	7,760	(78)
athenahealth, Inc.	Delayed Draw Term Loan	2/15/2029	4,449	—
Atlas CC Acquisition Corp.	Delayed Draw Term Loan	5/26/2026	14,403	(2,795)
Atlas CC Acquisition Corp.	Revolver	5/26/2026	1,646	—
Avalara Inc	Revolver	10/19/2028	2,308	(58)
AxiomSL Group, Inc.	Delayed Draw Term Loan	12/3/2027	5,478	(55)
AxiomSL Group, Inc.	Revolver	12/3/2025	5,983	(60)
Barbri Holdings, Inc.	Delayed Draw Term Loan	4/28/2023	14,050	—
Bazaarvoice, Inc.	Revolver	5/7/2026	42,994	—
Project Boost Purchaser, LLC	Revolver	5/2/2028	5,543	(28)
Project Boost Purchaser, LLC	Delayed Draw Term Loan	5/2/2029	8,496	—
Benefytt Technologies, Inc	Delayed Draw Term Loan	8/12/2023	3,573	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	11,024	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	12,159	(122)
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	59,019	(590)
Caerus US 1, Inc.	Revolver	5/25/2029	37,839	—
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	12,551	—
Cambium Learning Group, Inc.	Revolver	7/20/2028	101,715	—
Canadian Hospital Specialties Ltd.	Delayed Draw Term Loan	4/14/2023	6,398	—
Canadian Hospital Specialties Ltd.	Revolver	4/14/2027	1,584	—
Caramel Bidco Limited	Delayed Draw Term Loan	2/24/2024	19,552	—
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	67,275	—
CEP V Investment 11 Sarl	Delayed Draw Term Loan	2/11/2028	52,130	—
CFC Underwriting, Ltd.	Delayed Draw Term Loan	11/30/2028	16,304	—
CFGI Holdings, LLC	Delayed Draw Term Loan	11/2/2027	22,800	(228)
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)
Chronicle Bidco, Inc.	Revolver	11/14/2025	4,331	(87)
Claims Automation Intermediate 2, LLC	Delayed Draw Term Loan	12/16/2027	68,521	(685)
Clearview Buyer, Inc.	Delayed Draw Term Loan	8/26/2024	33,015	—
Clearview Buyer, Inc.	Revolver	2/26/2027	8,085	(162)
Community Brands ParentCo, LLC	Delayed Draw Term Loan	2/24/2024	10,809	(108)

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Community Brands ParentCo, LLC	Revolver	2/24/2028	6,330	(127)
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	49,522	—
Connatix Buyer, Inc.	Revolver	7/14/2027	16,294	(326)
Connatix Buyer, Inc.	Delayed Draw Term Loan	7/14/2023	32,700	(327)
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	11,176	(120)
CPI Buyer, LLC	Delayed Draw Term Loan	5/1/2023	70,006	—
CPI Buyer, LLC	Revolver	11/1/2026	28,928	(579)
CPI Intermediate Holdings Inc	Delayed Draw Term Loan	10/8/2029	111,547	(1,115)
Cumming Group, Inc.	Delayed Draw Term Loan	5/26/2027	14,445	(144)
Cumming Group, Inc.	Revolver	5/26/2027	22,143	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	10,046	(151)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	661	—
Discovery Education, Inc.	Delayed Draw Term Loan	4/9/2029	120,227	—
Discovery Education, Inc.	Revolver	4/9/2029	52,540	(1,839)
Doc Generici (Diocle S.p.A.)	Delayed Draw Term Loan	10/26/2024	5,221	—
Donuts, Inc.	Delayed Draw Term Loan	5/14/2023	128,295	—
DTI Holdco, Inc.	Revolver	4/26/2027	6,800	—
Eliassen Group, LLC	Delayed Draw Term Loan	4/14/2028	12,360	—
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2023	56,100	(561)
Engineered Stone Group Holdings III Ltd.	Delayed Draw Term Loan	4/23/2028	23,817	—
Enstructure LLC	Delayed Draw Term Loan	5/25/2029	18,743	—
ENV Bidco AB	Delayed Draw Term Loan	7/19/2029	28,642	(3,270)
Episerver, Inc.	Revolver	4/9/2026	3,833	(172)
Episerver, Inc.	Delayed Draw Term Loan	4/9/2026	10,185	(458)
Excelitas Technologies Corp.	Revolver	8/14/2028	6,405	—
Excelitas Technologies Corp.	Delayed Draw Term Loan	8/13/2029	29,560	(296)
Experity, Inc.	Revolver	2/24/2028	13,452	(269)
Forterro UK Ltd.	Delayed Draw Term Loan	7/7/2029	17,829	—
Foundation Risk Partners Corp.	Revolver	10/29/2027	5,606	—
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2028	11,352	—
Galway Borrower, LLC	Revolver	9/30/2027	19,017	(475)
Galway Borrower, LLC	Delayed Draw Term Loan	9/30/2023	2,364	(24)
GCX Corporation Buyer, LLC	Delayed Draw Term Loan	9/13/2023	18,000	—
GI Consilio Parent, LLC	Revolver	2/10/2026	6,300	(521)
GI Ranger Intermediate, LLC	Revolver	10/29/2027	9,720	—
GI Ranger Intermediate, LLC	Delayed Draw Term Loan	10/30/2028	27,360	—
Gigamon Inc.	Revolver	3/11/2028	25,774	(580)
Go Car Wash Management Corp.	Delayed Draw Term Loan	8/31/2023	3,503	—
Go Car Wash Management Corp.	Delayed Draw Term Loan	12/31/2026	100,000	(1,125)
GovernmentJobs.com, Inc.	Revolver	11/30/2027	19,764	(395)
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	62,600	(626)
GraphPAD Software, LLC	Delayed Draw Term Loan	4/27/2027	8,571	(86)
GraphPAD Software, LLC	Revolver	4/27/2027	2,832	(42)

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Gruden Acquisition, Inc.	Delayed Draw Term Loan	7/1/2023	6,300	(79)
Gruden Acquisition, Inc.	Revolver	7/1/2026	9,000	(113)
Helix TS, LLC	Delayed Draw Term Loan	6/14/2024	767	—
HIG Orca Acquisition Holdings, Inc.	Revolver	8/17/2027	4,997	—
HIG Orca Acquisition Holdings, Inc.	Delayed Draw Term Loan	8/17/2023	10,171	—
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	(84)
High Street Buyer, Inc.	Delayed Draw Term Loan	4/16/2028	47,320	—
Houghton Mifflin, LLC	Revolver	4/7/2027	18,750	(1,448)
Human Security, Inc.	Delayed Draw Term Loan	7/22/2027	50,000	—
IG Investments Holdings, LLC	Revolver	9/22/2027	26,897	—
Inovalon Holdings, Inc.	Delayed Draw Term Loan	6/24/2024	99,544	(1,244)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	17,863	—
ISQ Hawkeye Holdco, Inc.	Revolver	8/17/2028	806	(12)
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	8/17/2029	795	—
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	62,909	—
Jayhawk Buyer, LLC	Delayed Draw Term Loan	10/15/2026	33	—
Jupiter Bidco Limited	Delayed Draw Term Loan	8/5/2029	41,392	(2,162)
Kaseya, Inc.	Delayed Draw Term Loan	6/25/2029	44,474	(445)
Kaseya, Inc.	Revolver	6/25/2029	48,746	(487)
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	8,979	(67)
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	9,964	—
LD Lower Holdings, Inc.	Delayed Draw Term Loan	2/8/2023	19,979	—
Legacy Intermediate, LLC	Revolver	2/25/2028	17,242	(172)
Legacy Intermediate, LLC	Delayed Draw Term Loan	2/25/2023	36,000	(360)
Linquest Corp.	Delayed Draw Term Loan	1/27/2023	44,775	(448)
Loar Group Inc	Delayed Draw Term Loan	9/29/2023	100,000	—
Magnesium BorrowerCo, Inc.	Delayed Draw Term Loan	5/18/2029	99,913	(2,478)
Mandolin Technology Intermediate Holdings, Inc.	Revolver	7/30/2026	3,142	—
Mantech International CP	Delayed Draw Term Loan	9/14/2029	186,262	(1,863)
Mantech International CP	Revolver	9/14/2028	111,118	(1,111)
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	5,722	—
Material Holdings, LLC	Revolver	8/17/2027	8,266	—
Material Holdings, LLC	Delayed Draw Term Loan	8/19/2023	16,215	—
Metis Buyer, Inc.	Revolver	5/4/2026	9,000	(672)
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	691	—
Monk Holding Co.	Delayed Draw Term Loan	8/12/2023	38,468	—
Monterey Financing S.à.r.l	Delayed Draw Term Loan	9/19/2029	55,097	—
Mozart Borrower LP	Revolver	10/21/2026	17,850	(1,413)
MRI Software, LLC	Revolver	2/10/2026	673	(24)
MRI Software, LLC	Delayed Draw Term Loan	2/10/2026	7,969	—
Natus Medical Incorporated	Revolver	7/21/2027	2,788	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	91,734	—
NDC Acquisition Corp.	Revolver	3/9/2027	2,911	—

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
New Arclin US Holding Corp.	Delayed Draw Term Loan	9/22/2028	1,657	(193)
NMC Crimson Holdings, Inc.	Delayed Draw Term Loan	3/1/2023	26,585	—
Onex AP Merger Sub, LLC	Revolver	4/4/2028	3,261	(65)
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	12/1/2023	57,531	—
Paya Holdings III, LLC	Revolver	6/16/2028	3,375	(173)
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	357	—
Petrus Buyer Inc	Delayed Draw Term Loan	10/17/2029	11,304	(170)
Petrus Buyer Inc	Revolver	10/17/2029	5,163	(155)
PGIS Intermediate Holdings, LLC	Revolver	10/16/2028	6,274	(125)
Plasma Buyer, LLC	Revolver	5/12/2028	14,467	(651)
Plasma Buyer, LLC	Delayed Draw Term Loan	5/12/2029	23,780	(238)
Point Broadband Acquisition, LLC	Delayed Draw Term Loan	10/1/2023	38,448	—
Polyphase Elevator Holding Co.	Revolver	6/23/2027	1,700	—
Polyphase Elevator Holding Co.	Delayed Draw Term Loan	12/21/2027	54,535	—
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/1/2027	21,722	(638)
PPV Intermediate Holdings, LLC	Revolver	8/31/2029	7,234	—
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan	8/31/2029	14,978	(150)
Profile Products, LLC	Delayed Draw Term Loan	11/12/2027	7,842	—
Profile Products, LLC	Revolver	11/12/2027	9,363	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	2,915	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	3/17/2023	16,623	—
Project Leopard Holdings, Inc.	Revolver	7/20/2027	13,035	—
Qualus Power Services Corp.	Delayed Draw Term Loan	3/26/2023	6,490	—
Rally Buyer, Inc.	Revolver	7/19/2028	17,745	(355)
Rally Buyer, Inc.	Delayed Draw Term Loan	7/19/2028	33,121	(331)
Red River Technology, LLC	Delayed Draw Term Loan	5/26/2023	47,832	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	2,448	—
Relativity ODA, LLC	Revolver	5/12/2027	4,937	(74)
Relay Purchaser, LLC	Revolver	8/30/2026	28,571	(286)
Riser Merger Sub, Inc.	Revolver	8/1/2028	24,351	(487)
Riser Merger Sub, Inc.	Delayed Draw Term Loan	8/1/2028	48,701	(487)
RoadOne Inc	Revolver	12/30/2028	226	—
RoadOne Inc	Delayed Draw Term Loan	12/30/2028	255	(4)
Roadsafe Holdings, Inc.	Delayed Draw Term Loan	7/31/2023	53,130	—
RSC Acquisition, Inc.	Delayed Draw Term Loan	10/30/2026	53,013	—
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	58,064	(581)
Safety Borrower Holdings LP	Revolver	9/1/2027	3,356	(34)
Sailpoint Technologies, Inc.	Revolver	8/15/2028	34,083	(682)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2023	28,800	—
Sam Holding Co, Inc.	Revolver	3/24/2027	22,000	—
SEKO Global Logistics Network, LLC	Revolver	12/30/2026	5,808	—
SEKO Global Logistics Network, LLC	Delayed Draw Term Loan	12/30/2026	7,575	—
Sherlock Buyer Corp.	Delayed Draw Term Loan	12/8/2028	11,177	(112)
Sherlock Buyer Corp.	Revolver	12/8/2027	4,445	(89)
Smile Doctors, LLC	Delayed Draw Term Loan	12/23/2028	92,773	—
Smile Doctors, LLC	Revolver	12/23/2027	26,601	—

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Snoopy Bidco, Inc.	Delayed Draw Term Loan	6/1/2023	51,214	(768)
SpecialtyCare, Inc.	Revolver	6/18/2026	2,611	—
SpecialtyCare, Inc.	Delayed Draw Term Loan	6/18/2023	6,544	—
Spitfire Parent, Inc.	Delayed Draw Term Loan	3/11/2027	5,533	—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	26,734	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	6,300	—
Sunshine Cadence Holdco, LLC	Delayed Draw Term Loan	3/23/2027	300	—
Tennessee Bidco Limited	Delayed Draw Term Loan	6/22/2024	339,176	—
The Fertility Partners, Inc.	Revolver	9/16/2027	806	—
The Fertility Partners, Inc.	Delayed Draw Term Loan	3/16/2024	16,410	—
The GI Alliance Management, LLC	Delayed Draw Term Loan	9/15/2028	56,115	(1,683)
The NPD Group L.P.	Revolver	12/1/2027	92,321	—
Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	8/31/2028	6,692	—
Thermostat Purchaser III, Inc.	Revolver	8/31/2026	8,125	(305)
Thermostat Purchaser III, Inc. (2nd Lien)	Delayed Draw Term Loan	8/31/2023	5,600	(42)
Trader Corp.	Revolver	12/22/2028	6,858	(114)
Trident TPI Holdings, Inc.	Delayed Draw Term Loan	9/15/2028	498	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/29/2023	20,128	—
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2027	12,780	(128)
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	12/21/2023	115,743	(1,157)
Triple Lift, Inc.	Revolver	5/6/2028	8,815	—
TRP Infrastructure Services, LLC	Delayed Draw Term Loan	1/9/2023	13,187	(132)
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	4,047	—
Unified Physician Management, LLC	Delayed Draw Term Loan	6/18/2029	32,608	—
Unified Physician Management, LLC	Revolver	6/18/2029	101,845	—
United Mutual Acquisition Holdings, LLC	Revolver	7/15/2028	11,175	—
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	11/18/2023	14,559	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	12,932	(129)
Victors CCC Buyer, LLC	Delayed Draw Term Loan	6/1/2029	31,095	(311)
Victors CCC Buyer, LLC	Revolver	6/1/2029	29,205	(584)
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	712	—
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	188,572	—
West Monroe Partners, LLC	Revolver	11/9/2027	70,714	(354)
West Star Aviation Acquisition, LLC	Delayed Draw Term Loan	3/1/2028	909	(18)
WHCG Purchaser III, Inc.	Revolver	6/22/2026	8,272	—
WHCG Purchaser III, Inc.	Delayed Draw Term Loan	6/22/2023	19,482	—
Zendesk Inc	Revolver	11/3/2028	97,650	(1,953)
Zendesk Inc	Delayed Draw Term Loan	11/22/2028	208,035	(3,121)

Total First and Second Lien Debt Unfunded Commitments			$6,343,101	$(63,045)

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2022 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2022 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2022 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2022 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2022 was 1.50%.
(14)	The interest rate floor on these investments as of December 31, 2022 was 2.00%.
(15)

Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2022, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair value as of December 31, 2021	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Fair value as of December 31, 2022	Dividend and Interest Income
Non-Controlled/Affiliated Investments
GSO DL Co-Invest EIS LP	$1,614	$136	$—	$1,062	$2,813	$—
Controlled/Affiliated Investments
Specialty Lending Company LLC	212,400	—	(40,500)	430	172,330	12,159
BCRED Emerald JV LP	—	2,115,000	—	(42,283)	2,072,717	100,293
BCRED Verdelite JV LP	—	117,706	—	(2,029)	115,677	—
GSO DL Co-Invest CI LP	1,809	—	—	72	1,881	—

Total	$215,823	$2,232,842	$(40,500)	$(42,748)	$2,365,418	$112,452

(16)

As of December 31, 2022, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), New Zealand Dollar (NZD), Danish Krone (DKK), Swedish Krona (SEK) and Norwegian Krone (NOK).

(17)	Loan was on non-accrual status as of December 31, 2022.

ADDITIONAL INFORMATION

Foreign Currency Forward Contracts

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	USD 25,374	CAD 34,625	1/17/2023	$(213)
Goldman Sachs Bank USA	USD 78,088	DKK 546,731	3/14/2023	(998)
Goldman Sachs Bank USA	USD 61,787	EUR 58,713	3/14/2023	1,329
Goldman Sachs Bank USA	USD 58,713	NOK 584,117	3/13/2023	(829)
Goldman Sachs Bank USA	USD 61,787	NOK 584,117	3/14/2023	2,241
Goldman Sachs Bank USA	USD 10,698	SEK 109,749	3/13/2023	121
Goldman Sachs Bank USA	USD 23,113	SEK 237,106	3/14/2023	261

Blackstone Private Credit Fund

Condensed Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Interest Rate Swaps

Counterparty	Hedged Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Gains / (Losses)
Goldman Sachs Bank USA	June 2024 Notes	2.56%	SOFR + 0.93%	6/21/2024	$435,000	$(18,778)	$1,796	$(18,778)
Goldman Sachs Bank USA	September 2024 Notes	1.75%	SOFR + 0.08%	9/15/2024	365,000	(17,499)	(545)	(17,458)
Goldman Sachs Bank USA	November 2024 Notes	2.35%	SOFR + 0.66%	11/22/2024	500,000	(25,362)	1,822	(25,224)
Goldman Sachs Bank USA	January 2025 Notes	2.70%	SOFR + 0.99%	1/15/2025	500,000	(26,589)	923	(26,338)
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(34,657)	2,387	(34,486)
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(34,352)	2,370	(34,534)
Goldman Sachs Bank USA	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	400,000	(17,978)	—	(17,832)
Deutsche Bank	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	500,000	(22,494)	—	(22,282)
Goldman Sachs Bank USA	April 2026 UK Bonds	4.87%	SOFR + 2.78%	4/14/2026	GBP 250,000	(19,940)	—	(19,889)
Goldman Sachs Bank USA	May 2027 Notes	5.61%	SOFR + 3.00%	5/3/2027	625,000	(26,135)	—	(22,217)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.93%	9/27/2025	600,000	(2,165)	—	(2,165)
Goldman Sachs Bank USA	October 2027 Notes	7.49%	SOFR + 3.7165%	10/11/2027	350,000	(1,418)	—	(1,418)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.97%	9/29/2025	200,000	(796)	—	(796)

Total Interest Rate Swaps						$(248,163)	$8,753	$(243,417)

The accompanying notes are an integral part of these condensed consolidated financial statements.

Blackstone Private Credit Fund

Notes to Condensed Consolidated Financial Statements

(Unaudited)

(in thousands, except per share data, percentages and as otherwise noted)

Note 1. Organization

Blackstone Private Credit Fund (together with its consolidated subsidiaries “BCRED” or the “Company”), is a Delaware statutory trust formed on February 11, 2020, and structured as an externally managed, non-diversified, closed-end management investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”). In addition, the Company has elected to be treated for U.S, federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).

The Company is externally managed by Blackstone Credit BDC Advisors LLC (the “Adviser”) an affiliate of Blackstone Alternative Credit Advisors LP (the “Administrator” and, collectively with its affiliates in the credit-focused business of Blackstone Inc. (“Blackstone”), “Blackstone Credit,” which, for the avoidance of doubt, excludes Harvest Fund Advisors LLC and Blackstone Insurance Solutions). The Administrator provides certain administrative and other services necessary for the Company to operate pursuant to an administration agreement (the “Administration Agreement”). Blackstone Credit is part of the credit-focused platform of Blackstone and is the primary part of its Credit & Insurance reporting segment.

The Company was formed to invest primarily in originated loans and other securities, including broadly syndicated loans, of U.S. private companies. The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Under normal circumstances, the Company will invest at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). Under normal circumstances, the Company expects that the majority of its portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through (i) first lien senior secured and unitranche loans (including first-out/last-out loans) and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans (for which the Company may serve as an anchor investor), club deals (generally investments made by a small group of investment firms) and other debt and equity securities (the investments described in this sentence, collectively, “Private Credit”). To a lesser extent, the Company may also invest in publicly traded securities of large corporate issuers (“Opportunistic Credit”). The Company expects that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for the Company’s share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

The Company offers on a continuous basis up to $36.5 billion of common shares of beneficial interest (“Common Shares”) pursuant to an offering registered with the Securities and Exchange Commission (“SEC”). The Company offers to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The initial purchase price for the Common Shares was $25.00 per share. Thereafter, the purchase price per share for each class of Common Shares equals the net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. Blackstone Securities Partners L.P. (the “Intermediary Manager”) will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering. The Company also engages in private offerings of its Common Shares.

Note 2. Significant Accounting Policies

Basis of Presentation

The condensed consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“GAAP”). As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

The interim condensed consolidated financial statements have been prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying the annual consolidated financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments considered necessary for the fair presentation of the condensed consolidated financial statements for the interim period presented, have been included. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2023.

All intercompany balances and transactions have been eliminated.

Certain prior period information has been reclassified to conform to the current period presentation.

Use of Estimates

The preparation of condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements. Such amounts could differ from those estimates and such differences could be material. Assumptions and estimates regarding the valuation of investments involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the condensed consolidated financial statements. Actual results may ultimately differ from those estimates.

Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

As of June 30, 2023, the Company’s consolidated subsidiaries were BCRED Bard Peak Funding, LLC (“Bard Peak Funding”), BCRED Bear Peak Funding LLC (“Bear Peak Funding”), BCRED Bison Peak Funding LLC (“Bison Peak Funding”), BCRED Blanca Peak Funding LLC “Blanca Peak Funding”), BCRED Borah Peak Funding LLC (“Borah Peak Funding”), BCRED Bushnell Peak Funding LLC (“Bushnell Peak Funding”), BCRED Castle Peak Funding LLC (“Castle Peak Funding”), BCRED Denali Peak Funding LLC (“Denali Peak Funding”), BCRED Gannett Peak Funding LLC, BCRED Granite Peak Funding LLC (“Granite Peak Funding”), BCRED Haydon Peak Funding LLC (“Haydon Peak Funding”), BCRED Jacque Peak Funding LLC, BCRED Maroon Peak Funding LLC (“Maroon Peak Funding”), BCRED Meridian Peak Funding LLC (“Meridian Peak Funding”), BCRED Middle Peak Funding LLC (“Middle Peak Funding”), BCRED Monarch Peak Funding LLC (“Monarch Peak Funding”), BCRED Naomi Peak Funding LLC (“Naomi Peak Funding”), BCRED Summit Peak Funding LLC (“Summit Peak Funding”), BCRED Twin Peaks LLC (“Twin Peaks”), BCRED Windom Peak Funding LLC (“Windom Peak Funding”), BCRED BSL WH 2022-1 LLC (“2022-1 BSL WH”), BCRED Investments LLC, BCRED X Holdings LLC, BCRED BSL CLO 2021-1 Ltd., BCRED BSL CLO 2021-1, LLC, BCRED BSL CLO 2021-2, Ltd., BCRED BSL CLO 2021-2, LLC, BCRED BSL CLO 2022-1 Ltd., BCRED BSL CLO 2022-1 LLC, BCRED MML CLO 2021-1 LLC, BCRED MML CLO 2022-1 LLC, and BCRED MML CLO 2022-2 LLC.

The Company does not consolidate its equity investment in Specialty Lending Company LLC (“SLC”). For further description of the Company’s investment in SLC, see “Note 3. Fees, Expenses, Agreements and Related Party Transactions”.

The Company does not consolidate its investments in the BCRED Emerald JV LP (“Emerald JV”) or BCRED Verdelite JV LP (“Verdelite JV”) joint ventures. For further description of the Company’s joint ventures, see “Note 11. Joint Ventures”.

Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents consist of demand deposits and highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with financial institutions and, at times, may exceed the Federal Deposit Insurance Corporation insured limit.

Restricted cash and cash equivalents and restricted foreign currencies include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash and cash equivalents and restricted foreign currencies are held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets.

Investments

Investment transactions are recorded on a trade date basis.

Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries, and is recorded within Net Realized gain (loss) on the Condensed Consolidated Statements of Operations.

The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period, and is recorded within Net unrealized appreciation (depreciation) on the Condensed Consolidated Statements of Operations.

Valuation of Investments

The Company is required to report its investments, including those for which current market values are not readily available, at fair value.

GAAP for an investment company requires investments to be recorded at fair value. The Company values its investments in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the 1940 Act.

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the 1940 Act, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. The Company utilizes mid-market pricing (i.e., mid-point of average bid and ask prices) to value these investments. These market quotations are obtained from independent pricing services, if available; otherwise generally from at least two principal market makers or primary market dealers.

Where prices or inputs are not available or, in the judgment of the Board, not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. In the absence of observable, reliable market prices, the Company values its investments using various valuation methodologies applied on a consistent basis.

An enterprise value (“EV”) analysis is generally performed to determine the value of equity investments, control debt investments and non-control debt investments that are credit-impaired, and to determine if debt investments are credit impaired. The Adviser will generally utilize approaches including the market approach, the income approach or both approaches, as appropriate, when calculating EV. The primary method for determining EV for non-control investments, and control investments without reliable projections, uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) or another key financial metric (e.g. such as revenues, cash flows or net income) (“Performance Multiple”). Performance Multiples are typically determined based upon a review of publicly traded comparable companies and market comparable transactions, if any. The second method for determining EV (and primary method for control investments with reliable projections) uses a discounted cash flow analysis whereby future expected cash flows and the anticipated terminal value of the portfolio company are discounted to determine a present value using estimated discount rates. The income approach is generally used when the Adviser has visibility into the long-term projected cash flows of a portfolio company.

If debt investments are credit-impaired, which occurs when there is insufficient coverage under the enterprise value analysis through the respective investment’s position in the capital structure, the Adviser generally uses the enterprise value “waterfall” approach or a recovery method (if a liquidation or restructuring is deemed likely) to determine fair value. For debt investments that are not determined to be credit-impaired, the Adviser generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar investments and risk profiles. The Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable. The fair value of loans with call protection is generally capped at par plus applicable prepayment premium in effect at the measurement date.

ASC 820 prioritizes the use of observable market prices derived from such prices. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

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Level 1: Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

•

Level 2: Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

•

Level 3: Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include debt and equity investments in privately held entities, collateralized loan obligations (“CLOs”) and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurs.

The Company evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period, and these differences could be material. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. See “Item 2. Management’s Discussion and Analysis of Financial Conditions and Results of Operations—Critical Accounting Estimates.”

Receivables/Payables From Investments Sold/Purchased

Receivables/payables from investments sold/purchased consist of amounts receivable to or payable by the Company for transactions that have not settled at the reporting date.

Derivative Instruments

The Company recognizes all derivative instruments as assets or liabilities at fair value in its Condensed Consolidated Statements of Assets and Liabilities as Derivative assets at fair value and Derivative liabilities at fair value, respectively.

In the normal course of business, the Company has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Company’s derivative activity, it is generally not exchanged, but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management process.

From time to time, the Company may enter into forward currency contracts which is an obligation between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Company utilizes forward currency contracts to economically hedge the currency exposure associated with certain foreign-denominated debt issued by the Company. The use of forward currency contracts does not eliminate fluctuations in the price of the underlying debt the Company has, but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the exchange rates on the contract date and reporting date and are recorded as unrealized appreciation (depreciation). The fair value of the foreign currency forwards are included as Derivative assets at fair value or Derivative liabilities at fair value on the Company’s Condensed Consolidated Statements of Assets and Liabilities. Changes in the fair value of the foreign currency forwards are presented in realized gains (losses) and unrealized appreciation (depreciation) in the Condensed Consolidated Statements of Operations. Additionally, the Company uses interest rate swaps to mitigate interest rate risk associated with the Company’s fixed rate liabilities. The fair value of the interest rate swaps are included as a Derivative assets at fair value or Derivative liability at fair value on the Company’s Condensed Consolidated Statements of Assets and Liabilities. Changes in fair value of interest rate swaps entered into by the Company and not designated as hedging instruments are presented in realized gains (losses) and unrealized appreciation (depreciation) in the Condensed Consolidated Statements of Operations.

The Company designated certain interest rate swaps as the hedging instrument in a qualifying fair value hedge accounting relationship, and therefore the change in fair value of the hedging instrument and hedged item are recorded in Interest expense and recognized as components of Interest expense in the Condensed Consolidated Statements of Operations. The change in fair value of the interest rate swap is offset by a change in the carrying value of the fixed rate debt.

The Company has elected to not offset derivative assets and derivative liabilities in its Condensed Consolidated Statements of Assets and Liabilities including for the cash collateral, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.

The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations in translation of assets and liabilities in foreign currencies on the Condensed Consolidated Statements of Operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Revenue Recognition

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period. For the three and six months ended June 30, 2023, the Company recorded $4.6 million and $6.5 million, respectively, in non-recurring interest income (e.g., prepayment premiums, accelerated accretion of upfront loan origination fees and unamortized discounts). For the three and six months ended June 30, 2022, the Company recorded $1.4 million and $1.4 million, respectively, in non-recurring interest income.

PIK Income

The Company has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in Payment-in-kind interest income in the Condensed Consolidated Statements of Operations. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through Payment-in-kind interest income. To satisfy the Company’s annual RIC distribution requirements, this non-cash source of income must be included in determining the amounts to be paid out to shareholders in the form of dividends, even though the Company has not yet collected cash.

Dividend Income

Dividend income on preferred equity securities and on the Company’s equity interests in its joint ventures are recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Fee Income

The Company may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication and other miscellaneous fees as well as fees for managerial assistance rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Non-Accrual Income

Loans are generally placed on non-accrual status when there is reasonable doubt whether principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

For further information regarding the non-accrual status of investments refer to “Note 4. Investments”.

Organization Expenses and Offering Expenses

Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.

Costs associated with the offering of the Company’s shares are capitalized as “deferred offering costs” on the Condensed Consolidated Statements of Assets and Liabilities and amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s continuous offering.

Deferred Financing Costs and Debt Issuance Costs

Deferred financing and debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These expenses are deferred and amortized into interest expense over the life of the related debt instrument. Deferred financing costs related to revolving credit facilities are presented separately as an asset on the Company’s Condensed Consolidated Statements of Assets and Liabilities. Debt issuance costs related to any issuance of installment debt or notes are presented net against the outstanding debt balance of the related security.

Income Taxes

The Company has elected to be treated as a BDC under the 1940 Act. The Company also has elected to be treated as a RIC under the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Company would represent obligations of the Company’s investors and would not be reflected in the condensed consolidated financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its condensed consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to eliminate any entity level corporate income tax, the Company must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income.

In addition, based on the excise tax distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions

To the extent that the Company has tax earnings and profits available, the Company intends to make monthly distributions to its shareholders. Distributions to shareholders are recorded on the record date. All distributions will be paid at the discretion of the Board and will depend on the Company’s earnings, financial condition, maintenance of the Company’s tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as the Board may deem relevant from time to time. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including distribution and shareholder servicing fees, if any.

Recent Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848)”, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. To date, there has been no material impact of these standards on the Company’s financial position, results of operations or cash flows, and the Company is continuing to evaluate the impact on its condensed consolidated financial statements.

Note 3. Fees, Expenses, Agreements and Related Party Transactions

Investment Advisory Agreement

On October 5, 2020, the Company entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”), pursuant to which the Adviser manages the Company on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Company’s investments and monitoring its investments and portfolio companies on an ongoing basis.

On August 2, 2022, the Company and the Adviser entered into an amended and restated investment advisory agreement (the “Amended and Restated Investment Advisory Agreement”), which was approved by the Board, including a majority of the Independent Trustees. The Amended and Restated Investment Advisory Agreement altered the Investment Advisory Agreement by removing certain “sunset” provisions that previously stated that certain requirements of the North American Securities Administrators Association (“NASAA”) Omnibus Guidelines would no longer apply if the Company’s shares become “covered securities” within the meaning of Section 18 of the Securities Act of 1933, as amended, and amending certain undertakings provisions, including to clarify compliance with NASAA Omnibus Guidelines. No other changes were made to the Investment Advisory Agreement.

The Investment Advisory Agreement was effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations. The Investment Advisory Agreement was most recently renewed and approved by the Board, including a majority of the Independent Trustees, on May 2, 2023, for a one-year period ending on May 31, 2024.

The Company pays the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. Substantial additional fees and expenses may also be charged by the Administrator to the Company, which is an affiliate of the Adviser.

Base Management Fees

The management fee is payable monthly and is settled and paid quarterly in arrears at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means the Company’s total assets less liabilities determined on a consolidated basis in accordance with GAAP. The management fee calculation will be prorated for any partial months, including the first calendar month in which the Company commenced operations.

For the three and six months ended June 30, 2023, base management fees were $75.6 million and $149.2 million, respectively, of which $0.0 million and $0.0 million, respectively, were waived. For the three and six months ended June 30, 2022, base management fees were $64.9 million and $115.6 million, respectively, of which $0.0 million and $0.0 million, respectively, were waived. As of June 30, 2023 and December 31, 2022, $75.6 million and $73.4 million, respectively, was payable to the Adviser relating to management fees.

Incentive Fees

The incentive fees consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. One component is based on income and the other component is based on capital gains, each as described below.

(i) Income based incentive fees

The first part of the Company’s incentive fee is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under an administration agreement entered into between the Company and the Administrator (“Administration Agreement”), and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Shareholders may be charged a fee on an income amount that is higher than the income they may ultimately receive.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Company pays its Adviser an income based incentive fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

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No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•

100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” This “catch-up” is meant to provide the Adviser with approximately 12.5% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•	12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized).

These calculations are prorated for any period of less than three months, including the first quarter the Company commenced operations, and are adjusted for any share issuances or repurchases during the relevant quarter.

(ii) Capital gains incentive fees

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year in an amount equal to 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

For the three and six months ended June 30, 2023, the Company accrued income based incentive fees of $109.5 million and $210.3 million, respectively, of which $0.0 million and $0.0 million, respectively, were waived. For the three and six months ended June 30, 2022, the Company accrued income based incentive fees of $63.0 million and $111.1 million, respectively, of which $0.0 million and $0.0 million, respectively, were waived. As of June 30, 2023 and December 31, 2022, there was $109.5 million and $94.1 million, respectively, payable to the Adviser for the income based incentive fees.

For the three and six months ended June 30, 2023, the Company accrued capital gains incentive fees of $0.0 million and $0.0 million, respectively. For the three and six months ended June 30, 2022, the Company accrued capital gains incentive fees of $(4.6) million and $(15.1) million, respectively.

Administration Agreement

On October 5, 2020, the Company entered into the Administration Agreement with the Administrator. Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of the Company’s other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Company’s Board, managing the payment of expenses, the payment of receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Company will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Company’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Company’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Company; and (iii) any internal audit group personnel of Blackstone or any of its affiliates, subject to the limitations described in Investment Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Administrator for any services performed for the Company by such affiliate or third party. The Administrator hired a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.

Unless earlier terminated as described below, the Administration Agreement was effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The Administration Agreement was most recently renewed and approved by the Board, including a majority of the Independent Trustees, on May 2, 2023, for a one-year period.

For the three and six months ended June 30, 2023, the Company incurred $1.4 million and $3.4 million, respectively, in expenses under the Administration Agreement, which were recorded in “Administrative service expenses” in the Company’s Condensed Consolidated Statements of Operations. For the three and six months ended June 30, 2022, the Company incurred $1.0 million and $2.2 million, respectively, in expenses under the Administration Agreement, which were recorded in “Administrative service expenses” in the Company’s Condensed Consolidated Statements of Operations. As of June 30, 2023 and December 31, 2022, $1.2 million and $1.9 million, respectively, was unpaid and included in “Due to affiliates” in the Condensed Consolidated Statements of Assets and Liabilities, respectively.

Sub-Administration Agreement

On October 5, 2020, the Administrator entered into a sub-administration agreement (the “Sub-Administration Agreement”) with State Street Bank and Trust Company. The sub-administrator will receive compensation for its sub-administrative services under the Sub-Administration Agreement.

Intermediary Manager Agreement

On October 5, 2020, the Company entered into an intermediary manager agreement (the “Intermediary Manager Agreement”) with Blackstone Securities Partners L.P. (the “Intermediary Manager”), an affiliate of the Adviser. Pursuant to the Intermediary Manager Agreement, no upfront transaction fee will be paid with respect to Class S shares, Class D shares or Class I shares, however, if shareholders purchase Class S shares or Class D shares through certain financial intermediaries, they may directly charge shareholders transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Under the terms of the Intermediary Manager Agreement, the Intermediary Manager will serve as the intermediary manager for the Company’s public offering of its Common Shares. The Intermediary Manager will be entitled to receive shareholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.85% and 0.25% of the value of the Company’s net assets attributable to Class S and Class D shares, respectively, as of the beginning of the first calendar day of the month. No shareholder servicing and/or distribution fees will be paid with respect to Class I. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing fees and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers.

The Company will cease paying the shareholder servicing and/or distribution fees on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) a merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets or (iii) the date following the completion of the primary portion of the offering on which, in the aggregate, underwriting compensation from all sources in connection with the offering, including the shareholder servicing and/or distribution fees and other underwriting compensation, is equal to 10% of the gross proceeds from the primary offering. In addition, consistent with the exemptive relief allowing the Company to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), the Company will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. The Company may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

The Intermediary Manager is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company’s trustees who are not “interested persons,” as defined in the 1940 Act, of the Company and who have no direct or indirect financial interest in the operation of the Company’s distribution plan or the Intermediary Manager Agreement or by vote a majority of the outstanding voting securities of the Company, on not more than 60 days’ written notice to the Intermediary Manager or the Adviser. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Distribution and Servicing Plan

On October 5, 2020, the Board approved a distribution and servicing plan (the “Distribution and Servicing Plan”). The following table shows the shareholder servicing and/or distribution fees the Company pays the Intermediary Manager with respect to the Class S, Class D and Class I on an annualized basis as a percentage of the Company’s NAV for such class.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class I shares	—
Class S shares	0.85%
Class D shares	0.25%

The shareholder servicing and/or distribution fees is paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month and subject to FINRA and other limitations on underwriting compensation.

The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Company’s distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding the Company, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

For the three and six months ended June 30, 2023, the Company accrued distribution and shareholder servicing fees of $16.3 million and $31.7 million, respectively, which were attributable to Class S shares. For the three and six months ended June 30, 2023, the Company accrued distribution and shareholder servicing fees of $0.1 million and $0.7 million, respectively, which were attributable to Class D shares.

For the three and six months ended June 30, 2022, the Company accrued distribution and shareholder servicing fees of $12.4 million and $21.9 million, respectively, which were attributable to Class S shares. For the three and six months ended June 30, 2022, the Company accrued distribution and shareholder servicing fees of $0.5 million and $0.9 million, respectively, which were attributable to Class D shares.

Expense Support and Conditional Reimbursement Agreement

On October 5, 2020, the Company entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with the Adviser. The Adviser may elect to pay certain Company expenses on the Company’s behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Company. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company to the Adviser are referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) the Company’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Company’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

For the three and six months ended June 30, 2023 and 2022 the Adviser made no Expense Payments and there were no Reimbursement Payments made to the Adviser.

Controlled/Affiliated Portfolio Companies

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying condensed consolidated financial statements, including the Condensed Consolidated Schedule of Investments.

On October 11, 2021, a wholly-owned subsidiary of the Company and a third-party investor entered into a limited liability company agreement with SLC. SLC is a specialty finance company focused on investing in consumer credit and is led by a management team with deep expertise in the consumer finance industry. The investment in SLC allows the Company to gain exposure to a different asset class than its core investing focus of senior secured lending to U.S. private companies. At the time of the transaction, the wholly-owned subsidiary of the Company and the third-party investor each committed $315 million and $35 million, respectively, to SLC. The Company does not consolidate its equity interest in SLC.

In addition, the Company has made investments in joint ventures that have been considered controlled/affiliated companies, including Emerald JV and Verdelite JV. For further description of the Emerald JV and Verdelite JV, see “Note 11. Joint Ventures”.

Note 4. Investments

The composition of the Company’s investment portfolio at cost and fair value was as follows:

	June 30, 2023			December 31, 2022
	Cost	Fair Value	% of Total Investments at Fair Value	Cost	Fair Value	% of Total Investments at Fair Value
First lien debt	$43,137,695	$42,545,377	89.22%	$44,461,300	$43,710,812	89.37%
Second lien debt	2,019,112	1,849,083	3.88	2,074,849	1,872,806	3.83
Unsecured debt	—	—	—	17,583	13,948	0.03
Structured finance investments	409,754	377,673	0.79	409,633	365,269	0.75
Investments in joint ventures	2,120,206	2,130,208	4.47	2,232,706	2,188,394	4.47
Equity investments (1)	739,476	782,527	1.64	739,225	757,379	1.55

Total	$48,426,243	$47,684,868	100.00%	$49,935,296	$48,908,608	100.00%

(1)	Includes equity investment in SLC.

The industry composition of investments at fair value was as follows:

	June 30, 2023	December 31, 2022
Aerospace & Defense	1.28%	1.25%
Air Freight & Logistics	2.66	2.80
Airlines	0.06	0.07

	June 30, 2023	December 31, 2022
Auto Components	0.06	0.11
Beverages	0.09	0.13
Building Products	2.24	2.37
Capital Markets	0.22	0.22
Chemicals	0.28	0.38
Commercial Services & Supplies	3.48	3.68
Construction Materials	0.04	0.07
Construction & Engineering	0.78	0.67
Containers & Packaging	0.29	0.46
Distributors	0.68	0.67
Diversified Consumer Services	2.94	2.95
Diversified Financial Services (1)	2.26	2.17
Diversified Telecommunication Services	0.56	0.53
Electrical Equipment	0.89	0.89
Electronic Equipment, Instruments & Components	1.11	1.28
Electric Utilities	0.11	0.10
Energy Equipment & Services	0.09	0.09
Entertainment	0.04	0.04
Food Products	0.05	0.05
Ground Transportation	0.01	—
Health Care Equipment & Supplies	1.49	1.52
Health Care Providers & Services	12.01	11.68
Health Care Technology	3.14	3.21
Hotels, Restaurants & Leisure	0.39	0.55
Household Durables	0.07	0.23
Industrial Conglomerates	0.75	0.95
Insurance	4.90	4.67
Interactive Media & Services	0.04	0.16
Internet & Direct Marketing Retail	2.23	2.22
Investments in Joint Ventures	4.47	4.47
IT Services	4.73	4.54
Leisure Products	0.07	0.17
Life Sciences Tools & Services	0.56	0.37
Machinery	0.05	0.08
Marine	0.48	0.46
Media	0.57	0.61
Metals & Mining	0.07	0.13
Oil, Gas & Consumable Fuels	0.16	0.20
Paper & Forest Products	0.14	0.13
Pharmaceuticals	0.70	0.67
Professional Services	12.27	12.50
Real Estate Management & Development	0.23	0.22
Road & Rail (2)	—	0.00
Software	26.50	25.59
Specialty Retail	0.30	0.30
Technology Hardware, Storage & Peripherals	0.10	0.09
Textiles, Apparel & Luxury Goods	0.05	0.06
Trading Companies & Distributors	0.70	0.75
Transportation Infrastructure	2.57	2.44
Wireless Telecommunication Services	0.04	0.05

Total	100.00%	100.00%

(1)	Includes equity investment in SLC.
(2)	Amount rounds to less than 0.00% for December 31, 2022.

The geographic composition of investments at cost and fair value was as follows:

	June 30, 2023
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$43,905,469	$43,228,152	90.65%	181.66%
Europe	3,379,762	3,375,331	7.08	14.18
Canada	713,803	686,857	1.44	2.89
Bermuda/Cayman Islands	403,474	371,186	0.78	1.56
Australia/New Zealand	23,735	23,342	0.05	0.10%

Total	$48,426,243	$47,684,868	100.00%	200.39%

	December 31, 2022
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$45,326,287	$44,468,163	90.92%	196.02%
Europe	3,385,990	3,308,990	6.77	14.59
Canada	795,999	748,234	1.53	3.30
Bermuda/Cayman Islands	403,356	359,125	0.73	1.58
Australia/New Zealand	23,664	24,096	0.05	0.11

Total	$49,935,296	$48,908,608	100.00%	215.60%

As of June 30, 2023 and December 31, 2022, two borrowers (across three loans) and one borrower in the portfolio were on non-accrual status, respectively.

As of June 30, 2023 and December 31, 2022, on a fair value basis, approximately 99.9% and 99.8%, respectively, of our performing debt investments bore interest at a floating rate and approximately 0.1% and 0.2%, respectively, of our performing debt investments bore interest at a fixed rate.

Note 5. Fair Value Measurements

The following tables present the fair value hierarchy of financial instruments:

	June 30, 2023
	Level 1	Level 2	Level 3	Total
First lien debt	$—	$4,621,520	$37,923,857	$42,545,377
Second lien debt	—	757,957	1,091,126	1,849,083
Unsecured debt	—	—	—	—
Structured finance obligations	—	73,835	303,838	377,673
Equity investments (1)	—	—	782,527	782,527

Total investments	—	5,453,312	40,101,348	45,554,660
Investments Measured at NAV (2)	—	—	—	2,130,208

Total	$—	$5,453,312	$40,101,348	$47,684,868

	December 31, 2022
	Level 1	Level 2	Level 3	Total
First lien debt	$—	$6,167,268	$37,543,544	$43,710,812
Second lien debt	—	720,083	1,152,723	1,872,806
Unsecured debt	—	13,948	—	13,948
Structured finance obligations	—	71,934	293,335	365,269
Equity investments (1)	—	—	757,379	757,379

Total investments	$—	$6,973,233	$39,746,981	$46,720,214
Investments Measured at NAV (2)	—	—	—	2,188,394

Total	$—	$6,973,233	$39,746,981	$48,908,608

(1)	Includes equity investment in SLC.
(2)

Includes investments in the Emerald JV and Verdelite JV (refer to Note 11). Certain investments that are measured at fair value using the NAV practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Condensed Consolidated Statements of Assets and Liabilities.

The following tables present changes in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value:

	Three Months Ended June 30, 2023
	First Lien Debt	Second Lien Debt	Structured Finance Investments	Equity	Total Investments
Fair value, beginning of period	$37,943,535	$1,092,027	$295,801	$779,150	$40,110,513
Purchases of investments	861,128	1,189	—	—	862,317
Proceeds from principal repayments and sales of investments	(854,802)	—	—	(827)	(855,629)
Accretion of discount/amortization of premium	38,565	749	53	—	39,367
Net realized gain (loss)	(15,436)	—	—	666	(14,770)
Net change in unrealized appreciation (depreciation)	(71,123)	(2,839)	7,984	3,538	(62,440)
Transfers into Level 3 (1)	28,751	—	—	—	28,751
Transfers out of Level 3 (1)	(6,761)	—	—	—	(6,761)

Fair value, end of period	$37,923,857	$1,091,126	$303,838	$782,527	$40,101,348

Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of June 30, 2023	$(91,096)	$(3,713)	$8,398	$3,538	$(82,873)

	Six Months Ended June 30, 2023
	First Lien Debt	Second Lien Debt	Structured Finance Investments	Equity	Total Investments
Fair value, beginning of period	$37,543,544	$1,152,723	$293,335	$757,379	$39,746,981
Purchases of investments	1,519,657	14,996	—	412	1,535,065
Proceeds from principal repayments and sales of investments	(1,079,635)	(5)	—	(827)	(1,080,467)
Accretion of discount/amortization of premium	72,858	1,550	106	—	74,514
Net realized gain (loss)	(48,938)	—	—	666	(48,272)
Net change in unrealized appreciation (depreciation)	(98,772)	(185)	10,397	24,897	(63,663)
Transfers into Level 3 (1)	199,627	—	—	—	199,627
Transfers out of Level 3 (1)	(184,484)	(77,953)	—	—	(262,437)

Fair value, end of period	$37,923,857	$1,091,126	$303,838	$782,527	$40,101,348

Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of June 30, 2023	$(134,748)	$(1,463)	$9,714	$24,897	$(101,600)

(1)	For the three and six months ended June 30, 2023, transfers into or out of Level 3 were primarily due to decreased or increased price transparency.

	Three Months Ended June 30, 2022
	First Lien Debt	Second Lien Debt	Structured Finance Investments	Equity	Total Investments
Fair value, beginning of period	$25,752,883	$956,274	$253,726	$567,854	$27,530,737
Purchases of investments	7,344,559	306,896	67,933	151,652	7,871,040
Proceeds from principal repayments and sales of investments	(568,006)	50	—	(9,000)	(576,956)
Accretion of discount/amortization of premium	28,781	762	41	—	29,584
Net realized gain (loss)	531	—	—	—	531
Net change in unrealized appreciation (depreciation)	(104,971)	(64,350)	(23,291)	(8,472)	(201,084)
Transfers into Level 3 (1)	224,151	246,443	—	—	470,594
Transfers out of Level 3 (1)	(121,537)	—	—	—	(121,537)

Fair value, end of period	$32,556,391	$1,446,075	$298,409	$702,034	$35,002,909

Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of June 30, 2022	$(105,795)	$(64,323)	$(22,589)	$(8,472)	$(201,179)

	Six Months Ended June 30, 2022
	First Lien Debt	Second Lien Debt	Structured Finance Investments	Equity	Total Investments
Fair value, beginning of period	$23,046,509	$800,133	$205,592	$545,918	$24,598,152
Purchases of investments	10,222,838	535,032	122,160	190,323	11,070,353
Proceeds from principal repayments and sales of investments	(699,113)	—	—	(31,770)	(730,883)
Accretion of discount/amortization of premium	49,259	1,310	61	—	50,630
Net realized gain (loss)	1,499	23	—	144	1,666
Net change in unrealized appreciation (depreciation)	(110,737)	(68,550)	(29,404)	(2,581)	(211,272)
Transfers into Level 3 (1)	304,035	206,873	—	—	510,908
Transfers out of Level 3 (1)	(257,899)	(28,746)	—	—	(286,645)

Fair value, end of period	$32,556,391	$1,446,075	$298,409	$702,034	$35,002,909

Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of June 30, 2022	$(112,133)	$(65,027)	$(29,404)	$(2,581)	$(209,145)

(1)	For the three and six months ended June 30, 2022, transfers into or out of Level 3 were primarily due to decreased or increased price transparency.

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 financial instruments. These tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Company’s determination of fair value.

	June 30, 2023
				Range
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Weighted Average (1)
Investments in first lien debt	$37,540,288	Yield analysis	Discount rate	6.03%	24.92%	10.29%
	362,791	Market quotations	Broker quoted price	77.50	99.38	95.48
	20,778	Market approach	Performance multiple	6.50x	6.50x	6.50x

	37,923,857
Investments in second lien debt	924,373	Yield Analysis	Discount rate	9.98%	15.14%	12.14%
	166,753	Market quotations	Broker quoted price	88.00	95.50	91.75

	1,091,126
Investments in structured finance	303,838	Market quotations	Broker quoted price	81.50	97.95	91.92
Investments in equity	269,780	Market approach	Performance multiple	6.00x	31.00x	18.55x
	56,026	Option pricing model	Expected volatility	30.00%	50.00%	42.69%
	284,056	Yield analysis	Discount rate	11.09%	16.73%	13.32%
	172,665	Asset recoverability	N/A	100.00%	100.00%	100.00%

	782,527

Total	$40,101,348

(1)	Weighted averages are calculated based on fair value of investments.

	December 31, 2022
				Range
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Weighted Average (1)
Investments in first lien debt	$36,766,038	Yield analysis	Discount rate	6.83%	19.84%	9.93%
	759,391	Market quotations	Broker quoted price	71.00	105.60	91.85
	18,115	Market approach	Performance multiple	7.00x	7.00x	7.00x

	37,543,544
Investments in second lien debt	906,837	Yield analysis	Discount rate	10.42%	15.33%	11.85%
	245,886	Market quotations	Broker quoted price	61.50	100.50	87.36

	1,152,723
Investments in structured finance	293,335	Market quotations	Broker quoted price	81.96	92.96	88.84
Investments in equity	261,893	Market approach	Performance multiple	5.50x	29.00x	17.21x
	48,957	Option pricing model	Expected volatility	30.00%	50.00%	44.43%
	274,199	Yield analysis	Discount rate	11.31%	14.95%	12.76%
	172,330	Asset recoverability	N/A	100.00%	100.00%	100.00%

	757,379

Total	$39,746,981

(1)	Weighted averages are calculated based on fair value of investments.

The significant unobservable input used in the yield analysis is the discount rate based on comparable market yields. The significant unobservable input used for market quotations are broker quoted prices provided by independent pricing services. The significant unobservable input used under the market approach is the Performance Multiple. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in quoted prices or Performance Multiples would result in a significantly lower fair value measurement.

Financial Instruments Not Carried at Fair Value

Debt

The following table presents fair value measurements of the Company’s debt obligations as of June 30, 2023 and December 31, 2022 had they been accounted for at fair value:

	June 30, 2023	December 31, 2022
	Fair Value	Fair Value
Bard Peak Funding Facility	$489,862	$1,235,414
Castle Peak Funding Facility	1,123,800	1,146,600
Maroon Peak Funding Facility	—	300,000
Summit Peak Funding Facility	910,369	1,691,844
Denali Peak Funding Facility	562,800	749,800
Bushnell Peak Funding Facility	430,000	400,000
Granite Peak Funding Facility	675,600	647,600

	June 30, 2023	December 31, 2022
	Fair Value	Fair Value
Middle Peak Funding Facility	600,950	596,950
Bison Peak Funding Facility	1,200,000	1,182,000
Blanca Peak Funding Facility	1,343,000	1,081,000
Windom Peak Funding Facility	1,384,025	1,741,465
Monarch Peak Funding Facility	1,400,400	873,400
Borah Peak Funding Facility	80,000	223,000
2022-1 BSL WH	—	148,000
Naomi Peak Funding Facility	385,000	400,000
Meridian Peak Funding Facility	220,000	170,000
Haydon Peak Funding Facility	49,000	49,000
Bear Peak Funding Facility	173,292	166,031
Revolving Credit Facility	1,154,373	1,470,758
June 2024 Notes	415,582	406,886
June 2026 Notes	359,194	352,646
May 2027 Notes	592,027	586,924
October 2027 Notes	354,493	353,434
September 2024 Notes	342,526	336,654
December 2026 Notes	1,079,282	1,053,132
November 2026 Eurobonds	471,452	449,149
November 2024 Notes	468,403	459,089
March 2027 Notes	872,864	856,640
January 2025 Notes	468,080	462,125
January 2029 Notes	562,945	550,113
March 2025 Notes	867,996	866,280
April 2026 UK Bonds	284,100	272,657
September 2025 Notes	797,996	795,092
2021-1 BSL Debt	663,000	663,000
2021-2 Debt	505,800	505,800
MML 2021-1 Debt	690,000	690,000
MML 2022-1 Debt	754,186	759,000
2022-1 BSL Debt	420,000	420,000
MML 2022-2 Debt	299,902	300,018
Short-Term Borrowings	201,167	619,377

Total	$23,653,466	$26,030,878

The following table presents the categorization of the Company’s debt obligations as of June 30, 2023 and December 31, 2022 had they been accounted for at fair value:

	June 30, 2023	December 31, 2022
Level 1	$—	$—
Level 2	—	—
Level 3	23,653,466	26,030,878

Total debt	$23,653,466	$26,030,878

Other Assets and Liabilities

As of June 30, 2023 and December 31, 2022, the carrying amounts of the Company’s assets and liabilities, other than investments at fair value and debt obligations listed above, approximate fair value due to their short maturities. These financial instruments would be categorized as Level 3 within the fair value hierarchy.

Note 6. Derivatives

The Company enters into derivative financial instruments in the normal course of business to achieve certain risk management objectives, including managing its interest rate and foreign currency risk exposures.

The net fair value of foreign currency and interest rate derivative contracts are included within Derivative assets at fair value and Derivative liabilities at fair value, respectively, in the Condensed Consolidated Statements of Assets and Liabilities.

The tables below present the aggregate notional amount and fair value of the Company’s derivative financial instruments as of June 30, 2023 and December 31, 2022.

	June 30, 2023
	Level 1	Level 2	Level 3	Total Fair Value	Notional
Derivative Assets
Foreign currency forward contract	$—	$—	$—	$—	$—
Interest rate swaps	—	—	—	—	—

Total Derivative assets at fair value	$—	$—	$—	$—	$—

Cash collateral received				$—

Derivative Liabilities
Foreign currency forward contract	$—	$(3,105)	$—	$(3,105)	$279,336
Interest rate swaps	—	(272,276)	—	(272,276)	6,042,375

Total Derivative liabilities at fair value	$—	$(275,381)	$—	$(275,381)	$6,321,711

Cash collateral posted				$375,711

	December 31, 2022
	Level 1	Level 2	Level 3	Total Fair Value	Notional
Derivative Assets
Foreign currency forward contract	$—	$3,952	$—	$3,952	$157,384

Total Derivative assets at fair value	$—	$3,952	$—	$3,952	$157,384

Cash collateral received				$—

Derivative Liabilities
Foreign currency forward contract	$—	$(2,040)	$—	$(2,040)	$162,174
Interest rate swaps	—	(248,311)	—	(248,311)	5,975,000

Total Derivative liabilities at fair value	$—	$(250,351)	$—	$(250,351)	$6,137,174

Cash collateral posted				$355,742

In the tables above:

•	The fair value of derivatives assets and derivative liabilities is presented on a gross basis.

•	The notional amount represents the absolute value amount of all outstanding derivative contracts.

•	All foreign currency derivatives are not designated in hedge relationships.

•	All interest rate swaps are designated in fair value hedge relationships.

•

The Company has not applied counterparty netting or collateral netting; as such, the amounts of cash collateral received and posted are not offset against the derivative assets and derivative liabilities in the Condensed Consolidated Statements of Assets and Liabilities.

The table below presents the impact to the Condensed Consolidated Statements of Operations from derivative assets and liabilities not designated in a qualifying hedge accounting relationship for the three and six month periods ended June 30, 2023 and June 30, 2022, respectively. The unrealized gains and losses on the derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship are included within Net change in unrealized appreciation (depreciation) on Derivative instruments in the Condensed Consolidated Statements of Operations. The realized gains and losses on the derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship are included within Foreign currency and other transactions in the Condensed Consolidated Statements of Operations.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
Unrealized gain (loss)
Foreign currency forward contract	$(3,026)	$11,793	$(14,966)	$(1,669)

Total Unrealized gain (loss)	$(3,026)	$11,793	$(14,966)	$(1,669)

Realized gain (loss)
Foreign currency forward contract	$(2,464)	$—	$2,306	$—
Interest rate swaps	—	—	—	—

Total Realized gain (loss)	$(2,464)	$—	$2,306	$—

Hedging

The Company designated certain interest rate swaps as the hedging instrument in a qualifying fair value hedge accounting relationship.

The table below presents the impact to the Condensed Consolidated Statements of Operations from derivative assets and liabilities designated in a qualifying hedge accounting relationship for the three and six month periods ended June 30, 2023 and June 30, 2022, respectively.

For derivative instruments designated in qualifying hedge relationships, the change in fair value of the hedging instrument and hedged item are recorded in Interest expense and recognized as components of Interest expense in the Condensed Consolidated Statements of Operations.

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2023	2022	2023	2022
Interest rate swaps	$(91,271)	$(69,221)	$(23,965)	$(95,229)
Hedged items	91,352	69,271	23,236	96,198

The table below presents the carrying value of unsecured borrowings as of June 30, 2023 that are designated in a qualifying hedging relationship and the related cumulative hedging adjustment (increase/(decrease)) from current and prior hedging relationships included in such carrying values:

Description	Carrying Value	Cumulative Hedging Adjustments
Unsecured notes	$5,725,542	$(269,526)

Note 7. Borrowings

In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of June 30, 2023 and December 31, 2022, the Company’s asset coverage was 197.7% and 184.5%.

SPV Financing Facilities

The following wholly-owned subsidiaries of the Company have entered into secured financing facilities as of June 30, 2023, as described below: Bard Peak Funding, Castle Peak Funding, Summit Peak Funding, Denali Peak Funding, Bushnell Peak Funding, Granite Peak Funding, Middle Peak Funding, Bison Peak Funding, Blanca Peak Funding, Windom Peak Funding, Monarch Peak Funding, Borah Peak Funding, Naomi Peak Funding, Meridian Peak Funding, Haydon Peak Funding and Bear Peak Funding, which are collectively referred to as the “SPVs,” and such secured financing facilities described below are collectively referred to as the “SPV Financing Facilities.”

The obligations of each SPV to the lenders under the applicable SPV Financing Facility are secured by a first priority security interest in all of the applicable SPV’s portfolio investments and cash. The obligations of each SPV under the applicable SPV Financing Facility are non-recourse to the Company, and the Company’s exposure to the credit facility is limited to the value of its investment in the applicable SPV.

In connection with the SPV Financing Facilities, the applicable SPV has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. Each SPV Financing Facility contains customary events of default for similar financing transactions, including if a change of control of the applicable SPV occurs. Upon the occurrence and during the continuation of an event of default, the lenders under the applicable SPV Financing Facility may declare the outstanding advances and all other obligations under the applicable SPV Financing Facility immediately due and payable. The occurrence of an event of default triggers a requirement that the applicable SPV obtain the consent of the lenders under the applicable SPV Financing Facility prior to entering into any sale or disposition with respect to portfolio investments.

As of June 30, 2023, and December 31, 2022, the Company was in compliance with all covenants and other requirements of each of the SPV Financing Facilities.

Bard Peak Funding Facility

On March 15, 2021, Bard Peak Funding entered into a senior secured revolving credit facility (the “Bard Peak Funding Facility”) with BNP Paribas (“BNPP”). BNPP serves as administrative agent, Wells Fargo Bank, National Association (“Wells Fargo”), serves as collateral agent, and the Company serves as servicer under the Bard Peak Funding Facility.

Advances under the Bard Peak Funding Facility bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance (which is three-month LIBOR in the case of dollar advances), plus an applicable margin of 1.55% to 2.15% per annum depending on the nature of the advances being requested under the credit facility, subject to a floor of 1.85%. After March 15, 2024, the applicable margin on all outstanding advances will be 3.05% per annum. Bard Peak Funding pays a commitment fee of 0.90% per annum if the unused facility amount is greater than 50% or 0.35% per annum if the unused facility amount is less than or equal to 50% and greater than 25%, based on the average daily unused amount of the financing commitments until March 15, 2024, in addition to certain other fees as agreed between Bard Peak Funding and BNPP.

Proceeds from borrowings under the credit facility may be used to fund portfolio investments by Bard Peak Funding and to make advances under delayed draw term loans and revolving loans where Bard Peak Funding is a lender.

The period during which Bard Peak Funding may make borrowings under the Bard Peak Funding Facility expires on March 15, 2024, and the Bard Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by March 15, 2026.

Castle Peak Funding Facility

On January 8, 2021, Castle Peak Funding entered into a senior secured revolving credit facility (the “Castle Peak Funding Facility”) with Citibank, N.A. (“Citi”). Citi serves as administrative agent, Wilmington Trust, National Association (“Wilmington Trust”), serves as collateral agent, custodian and collateral administrator and the Company serves as collateral manager under the Castle Peak Funding Facility.

Prior to June 30, 2023, advances under the Castle Peak Funding Facility bore interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which was the three-month LIBOR rate for dollar advances) plus an applicable margin of 1.50% to 2.00% per annum depending on the nature of the advances being requested. Effective June 30, 2023, advances under the Castle Peak Funding Facility bear interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which is the three-month term SOFR rate for dollar advances) plus an applicable margin of 1.70% to 2.20% per annum depending on the nature of the advances being requested. After January 8, 2024, the applicable margin on outstanding advances will be increased by 1.00% per annum. Castle Peak Funding pays a commitment fee of 1.85% per annum if the unused facility amount is greater than 30% or 0.50% per annum if the unused facility amount is less than or equal to 30% and greater than 10%, based on the average daily unused amount of the financing commitments until January 8, 2024, in addition to certain other fees as agreed between Castle Peak Funding and Citi.

Proceeds from borrowings under the Castle Peak Funding Facility may be used to fund portfolio investments by Castle Peak Funding and to make advances under revolving loans or delayed draw term loans where Castle Peak Funding is a lender.

The period during which Castle Peak Funding may make borrowings under the Castle Peak Funding Facility expires on January 8, 2024, and the Castle Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by January 8, 2026.

Maroon Peak Funding Facility

On January 28, 2021, Maroon Peak Funding entered into a senior secured revolving credit facility (the “Maroon Peak Funding Facility”) with Morgan Stanley Bank, N.A. (“MS”). Morgan Stanley Senior Funding, Inc. served as administrative agent, U.S. Bank Trust Company National Association (“U.S. Bank”), served as collateral agent and the Company served as collateral manager under the Maroon Peak Funding Facility.

Advances were used to finance the purchase or origination of broadly syndicated loans under the Maroon Peak Funding Facility and bore interest at a per annum rate equal to the three-month term SOFR then in effect plus 0.10% plus the applicable spread of 2.00% per annum. Maroon Peak Funding paid a commitment fee of 0.50% per annum if the unused facility amount is greater than 10% based on the average daily unused amount of the financing commitments, in addition to certain other fees as agreed between Maroon Peak Funding and MS.

Proceeds from borrowings under the Maroon Peak Funding Facility were used to fund portfolio investments by Maroon Peak Funding and to make advances under revolving loans or delayed draw term loans where Maroon Peak Funding is a lender.

All amounts outstanding under the Maroon Peak Funding Facility were repaid and the Maroon Peak Funding Facility terminated on May 10, 2023.

Summit Peak Funding Facility

On March 3, 2021, Summit Peak Funding entered into a senior secured revolving credit facility (“Summit Peak Funding Facility”) with Société Générale (“SG”). SG serves as agent, Wilmington Trust serves as collateral agent, custodian and collateral administrator and the Company serves as servicer under the Summit Peak Funding Facility.

Advances used to finance the purchase or origination of broadly syndicated loans under the Summit Peak Funding Facility bear interest at a blended per annum rate adjusted monthly based on the proportion of the broadly syndicated loans in the portfolio to the proportion of middle market loans in the portfolio. The rate attributable to broadly syndicated loans equals the benchmark for the currency of the applicable advance (which is three-month term SOFR for dollar advances), plus an applicable margin ranging from 1.50% for certain foreign currency advances to 1.65% per annum for U.S. dollar advances. The rate attributable to middle market loans equals such applicable benchmark plus an applicable margin ranging from 2.15% for certain foreign currency advances to 2.30% per annum for U.S. dollar advances. Such blended rates are subject to a floor of such applicable benchmark plus 2.00% for certain foreign currency advances and 2.15% per annum for U.S. dollar advances. Summit Peak Funding pays a commitment fee of 0.40% per annum if the unused facility amount is greater than 25% based on the average daily unused amount of the financing commitments, in addition to certain other fees as agreed between Summit Peak Funding and SG.

Proceeds from borrowings under the Summit Peak Funding Facility may be used to fund portfolio investments by Summit Peak Funding and to make advances under revolving loans or delayed draw term loans where Summit Peak Funding is a lender.

The period during which Summit Peak Funding may make borrowings under the Summit Peak Funding Facility expires on March 1, 2024, and the Summit Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by March 3, 2026.

Denali Peak Funding Facility

Denali Peak Funding is party to a senior secured revolving credit facility (the “Denali Peak Funding Facility”), dated as of October 11, 2018, with Deutsche Bank AG, New York Branch (“DB”). DB serves as agent, U.S. Bank serves as collateral agent and collateral custodian and Twin Peaks serves as servicer under the Denali Peak Funding Facility.

As of March 31, 2023, advances under the Denali Peak Funding Facility bore interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which is three-month LIBOR for dollar advances), plus the applicable margin of 1.95% per annum. As of April 4, 2023, advances under the Denali Peak Funding Facility bear interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which for dollar advances, is three-month term SOFR plus a spread adjustment of 0.15% per annum), plus the applicable margin of 1.95% per annum. After September 30, 2024, the applicable margin on outstanding advances will increase by 0.20% per annum. Denali Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate equal to the applicable margin described above. In addition, Denali Peak Funding pays an unused commitment fee of 0.25% per annum on the unused facility amount in excess of such minimum utilization amount. Denali Peak Funding also pays an administrative agency fee to DB, in addition to certain other fees, each as agreed between Denali Peak Funding and DB.

Proceeds from borrowings under the Denali Peak Funding Facility may be used to fund portfolio investments by Denali Peak Funding and to make advances under revolving loans where Denali Peak Funding is a lender.

The period during which Denali Peak Funding may make borrowings under the Denali Peak Funding Facility expires on September 30, 2024, and the Denali Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by September 30, 2026.

Bushnell Peak Funding Facility

On May 12, 2021, Bushnell Peak Funding entered into a senior secured revolving credit facility (the “Bushnell Peak Funding Facility”) with Bank of America, N.A. (“Bank of America”). Bank of America serves as administrative agent, Wells Fargo serves as collateral administrator and the Company serves as investment adviser under the Bushnell Peak Funding Facility.

Prior to April 25, 2023, advances under the Bushnell Peak Funding Facility bore interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which is the daily floating LIBOR rate for dollar advances) plus an applicable margin of 1.50% to 1.75% per annum depending on the nature of the advances being requested. From April 25, 2023 until December 5, 2024, advances under the Bushnell Peak Funding Facility bear interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which is the one-month term SOFR rate for dollar advances) plus an applicable margin of 1.60% to 1.85% per annum depending on the nature of the advances being requested. From and after December 6, 2024, the applicable margin for advances will increase to 2.10% to 2.45% per annum depending on the nature of the advances being requested. Bushnell Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate of 1.60% per annum. Bushnell Peak Funding also pays an unused fee of 0.50% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount, in addition to certain other fees agreed between Bushnell Peak Funding and Bank of America.

Proceeds from borrowings under the Bushnell Peak Funding Facility may be used to fund portfolio investments by Bushnell Peak Funding and to make advances under revolving loans or delayed draw term loans where Bushnell Peak Funding Facility is a lender.

The period during which Bushnell Peak Funding may make borrowings under the Bushnell Peak Funding Facility expires on April 25, 2026, and the Bushnell Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by October 25, 2026.

Granite Peak Funding Facility

On June 17, 2021, Granite Peak Funding entered into a senior secured revolving credit facility (the “Granite Peak Funding Facility”) with Goldman Sachs Bank USA (“GS”). GS serves as administrative agent, Wilmington Trust serves as collateral agent, custodian and collateral administrator, and the Company serves as servicer under the Granite Peak Funding Facility.

Advances under the Granite Peak Funding Facility bear interest at a per annum rate equal to three-month term SOFR, plus an applicable margin of 2.35% per annum. Granite Peak Funding pays an unused commitment fee of 0.40% per annum on the average daily unused commitments under the Granite Peak Funding Facility. The unused commitment fee is payable only when more than 25% of the total commitments under the Granite Peak Funding Facility are unused. Granite Peak Funding also pays to GS an administrative agency fee, in addition to certain other fees, each as agreed between Granite Peak Funding and GS.

Proceeds from borrowings under the Granite Peak Funding Facility may be used to fund portfolio investments by Granite Peak Funding and to make advances under delayed draw term loans and revolving loans where Granite Peak Funding is a lender.

The period during which Granite Peak Funding may make borrowings under the Granite Peak Funding Facility expires on June 17, 2024, and the Granite Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by June 17, 2026.

Middle Peak Funding Facility

On June 30, 2021, Middle Peak Funding entered into a senior secured revolving credit facility (the “Middle Peak Funding Facility”) with MS. MS serves as agent, Wilmington Trust serves as collateral agent, custodian and collateral administrator and the Company serves as collateral manager under the Middle Peak Funding Facility.

Prior to June 26, 2023, advances under the Middle Peak Funding Facility bore interest at a per annum rate equal to, in the case of dollar advances, three-month LIBOR, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin of 2.00% per annum. From and after June 26, 2023, advances under the Middle Peak Funding Facility bear interest at a per annum rate equal to, in the case of dollar advances, three-month term SOFR plus a spread adjustment of 0.15% per annum, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin of 2.07% per annum, which will increase to 2.35% per annum effective on June 30, 2024. Middle Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee from and after October 26, 2023 at a rate equal to the interest rate for dollar advances as described above. In addition, Middle Peak Funding pays a commitment fee of 0.30% per annum on the average daily unused amount of the financing commitments, in excess of such minimum utilization amount. Middle Peak Funding also pays interest on an interest-only loan in the notional amount of the aggregate commitments under the Middle Peak Funding Facility, in addition to certain other fees as agreed between Middle Peak Funding and MS.

Proceeds from borrowings under the Middle Peak Funding Facility may be used to fund portfolio investments by Middle Peak Funding and to make advances under revolving loans or delayed draw term loans where Middle Peak Funding is a lender.

The period during which Middle Peak Funding may make borrowings under the Middle Peak Funding Facility expires on June 26, 2026, and the Middle Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by December 26, 2034.

Bison Peak Funding Facility

On July 23, 2021, Bison Peak Funding entered into a senior secured revolving credit facility (the “Bison Peak Funding Facility”) with Bank of America. Bank of America serves as administrative agent, Wilmington Trust serves as collateral administrator and the Company serves as manager under the Bison Peak Funding Facility.

Prior to June 8, 2023, advances under the Bison Peak Funding Facility bore interest at a per annum rate equal to, in the case of dollar advances, the daily floating LIBOR rate, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin adjusted at one-month or three-month intervals based on the proportion of the broadly syndicated loans, large corporate loans and middle market loans in the portfolio, with the applicable margin attributable to broadly syndicated loans equal to 1.50% per annum, the applicable margin attributable to large corporate loans equal to 1.75% per annum and the applicable margin applicable to middle market loans equal to 2.00% per annum. From June 8, 2023 until July 24, 2024, advances under the Bison Peak Funding Facility bear interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which, for dollar advances, is the one-month term SOFR rate or the daily simple SOFR rate, at the election of Bison Peak Funding) plus an applicable margin of 1.60% to 2.10% per annum depending on the nature of the advances being requested. The applicable margin for all advances will increase by an amount ranging from 0.50% to 0.65% per annum effective on July 24, 2024. Bison Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate of 2.00% per annum. Bison Peak Funding also pays an unused fee of 0.40% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount, in addition to certain other fees as agreed between Bison Peak Funding and Bank of America.

Proceeds from borrowings under the Bison Peak Funding Facility may be used to fund portfolio investments by Bison Peak Funding and to make advances under revolving loans or delayed draw term loans where Bison Peak Funding is a lender.

The period during which Bison Peak Funding may make borrowings under the Bison Peak Funding Facility expires on June 8, 2026, and the Bison Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by June 8, 2028.

Blanca Peak Funding Facility

On August 16, 2021, Blanca Peak Funding, entered into a senior secured revolving credit facility (the “Blanca Peak Funding Facility”) with Barclays Bank PLC (“Barclays”). Barclays serves as administrative agent, Wilmington Trust serves as collateral administrator, collateral agent and securities intermediary and the Company serves as servicer under the Blanca Peak Funding Facility.

Advances under the Blanca Peak Funding Facility bear interest at a per annum rate equal to (x) in the case of dollar advances, three-month term SOFR, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin of 2.096% per annum. Blanca Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization percentage accruing a fee at a rate equal to the applicable margin described above. On December 19, 2022, on any date when Blanca Peak Funding is not utilizing more than 90% of the financing commitments, Blanca Peak Funding pays an unused fee of 0.50% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount. Blanca Peak Funding also pays to Barclays an administrative agency fee, in addition to certain other fees, each as agreed between Blanca Peak Funding and Barclays.

Proceeds from borrowings under the Blanca Peak Funding Facility may be used to fund portfolio investments by Blanca Peak Funding and to make advances under revolving loans or delayed draw term loans where Blanca Peak Funding is a lender.

The period during which Blanca Peak Funding may make borrowings under the Blanca Peak Funding Facility expires on December 19, 2024, and the Blanca Peak Funding Facility matures and all amounts outstanding under the facility must be repaid by December 19, 2032; provided that Barclays may require repayment of all amounts outstanding under the facility from and after August 19, 2026.

Windom Peak Funding Facility

On September 2, 2021, Windom Peak Funding entered into a senior secured revolving credit facility (the “Windom Peak Funding Facility”) with Wells Fargo. Wells Fargo serves as administrative agent and collateral administrator and the Company serves as investment adviser under the Windom Peak Funding Facility.

Proceeds from borrowings under the Windom Peak Funding Facility may be used to fund portfolio investments by Windom Peak Funding during the reinvestment period (which, initially, is scheduled to end three years after the closing date of the Windom Peak Funding Facility) and to make advances under revolving loans or delayed draw term loans in respect of which Windom Peak Funding is a lender.

Advances under the Windom Peak Funding Facility will bear interest, payable on a monthly basis in arrears, at a per annum rate equal to the “benchmark” rate for the currency of the applicable advance (which is, daily simple SOFR with respect to dollar advances) plus the “applicable margin” (which is a blended spread equal to the sum of 1.55% per annum with respect to any advances backed by broadly-syndicated loans and 2.05% per annum with respect to any advances backed by recurring revenue loans, middle market loans, first-lien last out loans or second lien loans).

Proceeds from borrowings under the Windom Peak Funding Facility may be used to fund portfolio investments by Windom Peak Funding and to make advances under revolving loans or delayed draw term loans where Windom Peak Funding is a lender. Windom Peak Funding also pays an unused fee of 0.50% on the daily unused amount of the financing commitments, in addition to certain other fees, each as agreed between Windom Peak Funding and Wells Fargo.

The period during which Windom Peak Funding may make borrowings under the Windom Peak Funding Facility expires on September 2, 2024, and the Windom Peak Funding Facility matures and all amounts outstanding under the facility must be repaid by September 2, 2026.

Monarch Peak Funding Facility

On November 3, 2021, Monarch Peak Funding entered into a senior secured revolving credit facility (the “Monarch Peak Funding Facility”) with MUFG Bank, Ltd. (“MUFG”). MUFG serves as administrative agent, The Bank of New York Mellon Trust Company, National Association, serves as collateral agent, collateral custodian and collateral administrator and the Company serves as collateral manager under the Monarch Peak Funding Facility.

Advances used to finance the purchase or origination of broadly syndicated loans under the Monarch Peak Funding Facility bear interest at a per annum rate equal to one-month term SOFR, plus the applicable margin of 1.65% per annum. Advances used to finance the purchase or origination of middle market loans under the Monarch Peak Funding Facility bear interest at a per annum rate equal to one-month term SOFR plus the applicable margin of 2.05% per annum. Monarch Peak Funding is required to utilize a minimum percentage of the financing comments, with unused amounts below such minimum utilization percentage accruing a fee at a rate of 1.99% per annum. Monarch Peak Funding also pays an unused commitment fee of 0.35% per annum on a portion of the daily unused commitments under the Monarch Peak Funding Facility in excess of such minimum utilization amounts, in addition to certain other fees as agreed between Monarch Peak Funding and MUFG.

Proceeds from borrowings under the Monarch Peak Funding Facility may be used to fund portfolio investments by Monarch Peak Funding and to make advances under revolving loans or delayed draw term loans where Monarch Peak Funding is a lender.

The period during which Monarch Peak Funding may make borrowings under the Monarch Peak Funding Facility expires on November 3, 2024, and the Monarch Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by November 3, 2026.

Borah Peak Funding Facility

On April 4, 2022, Borah Peak Funding LLC entered into a senior secured revolving credit facility (the “Borah Peak Funding Facility”) with Bank of America. Bank of America serves as administrative agent, Deutsche Bank Trust Company Americas (“DB Trust”) serves as collateral administrator and the Company serves as manager under the Borah Peak Funding Facility.

Advances under the Borah Peak Funding Facility bear interest at a per annum rate equal to the one-month term SOFR rate plus the applicable margin of 1.35%. Effective January 4, 2023, Borah Peak Funding will be required to utilize a minimum percentage of the financing commitment, with unused amounts below such minimum utilization amount accrue a fee at a rate of 1.35% per annum. In addition, Borah Peak Funding pays an unused fee of 0.25% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount, in addition to certain other fees as agreed between Borah Peak Funding and Bank of America.

Proceeds from borrowings under the Borah Peak Funding Facility may be used to fund portfolio investments by Borah Peak Funding and to make advances under revolving loans or delayed draw term loans where Borah Peak Funding is a lender.

The Borah Peak Funding Facility matures and all amounts outstanding under the facility must be repaid by April 4, 2024.

2022-1 BSL WH Funding Facility

On May 16, 2022, 2022-1 BSL WH entered into a senior secured revolving credit facility (the “2022-1 BSL WH Funding Facility”) with Société Générale (“SG”). SG serves as administrative agent, DB Trust serves as custodian, and the Company serves as collateral manager under the 2022-1 BSL WH Funding Facility.

Advances under the 2022-1 BSL WH Funding Facility bore interest at a per annum rate equal to three-month term SOFR plus an applicable margin of 1.30% per annum.

Proceeds from borrowings under the 2022-1 BSL WH Funding Facility were used to fund portfolio investments by 2022-1 BSL WH and to make advances under revolving loans or delayed draw term loans where 2022-1 BSL WH is a lender.

On April 24, 2023, the 2022-1 BSL WH Funding Facility was terminated and all amounts outstanding under the facility were repaid in full.

Naomi Peak Funding Facility

On July 18, 2022, Naomi Peak Funding entered into a senior secured revolving credit facility (the “Naomi Peak Funding Facility”) with Natixis. Natixis, New York Branch serves as administrative agent, Wilmington Trust serves as collateral agent, collateral administrator and custodian, and the Company serves as collateral manager under the Naomi Peak Funding Facility.

Advances under the Naomi Peak Funding Facility bear interest at a per annum rate equal to three-month term SOFR plus an applicable margin of 1.30% per annum. Naomi Peak Funding pays an unused commitment fee of 0.50% per annum on the average daily unused revolving commitments under the Naomi Peak Funding Facility, which fee shall increase to 0.75% per annum for any day on or after January 18, 2023 on which more than 10% of the revolving commitments are unused, in addition to certain other fees as agreed between Naomi Peak Funding and Natixis.

The maximum principal amount of the Naomi Peak Funding Facility as of June 30, 2023 is $400 million, of which $250 million was funded as a term loan after the closing date and of which $150 million consists of a revolving credit commitment. Proceeds from borrowings under the Naomi Peak Funding Facility may be used to fund portfolio investments by Naomi Peak Funding and to make advances under revolving loans or delayed draw term loans where Naomi Peak Funding is a lender. The period during which Naomi Peak Funding may make borrowings under the Naomi Peak Funding Facility expires on July 18, 2024, and the Naomi Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by July 18, 2031.

Meridian Peak Funding Facility

On August 16, 2022, Meridian Peak Funding entered into a senior secured revolving credit facility (the “Meridian Peak Funding Facility”) with Massachusetts Mutual Life Insurance Company (“Mass Mutual”). Wilmington Trust serves as administrative agent, collateral agent and custodian, and the Company serves as equity holder and collateral manager under the Meridian Peak Funding Facility.

Advances under the Meridian Peak Funding Facility bear interest initially at a per annum rate equal to three-month term SOFR plus an applicable margin of 2.50% per annum. Effective August 16, 2023, Meridian Peak Funding will be required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate of 2.50% per annum, in addition to certain other fees as agreed between Meridian Peak Funding and Mass Mutual.

Proceeds from borrowings under the Meridian Peak Funding Facility may be used to fund portfolio investments by Meridian Peak Funding and to make advances under revolving loans or delayed draw term loans where Meridian Peak Funding is a lender. The period during which Meridian Peak Funding may make borrowings under the Meridian Peak Funding Facility expires on August 16, 2025, and the Meridian Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by August 16, 2030.

Haydon Peak Funding Facility

On October 7, 2022, Haydon Peak Funding entered into a senior secured revolving credit facility (the “Haydon Peak Funding Facility”) with HSBC Bank USA, National Association (“HSBC”). HSBC serves as administrative agent, Wilmington Trust serves as collateral agent, account bank and collateral custodian, and the Company serves as servicer and transferor under the Haydon Peak Funding Facility.

Prior to May 25, 2023, advances under the Haydon Peak Funding Facility bore interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance (which is one- or three-month term SOFR or daily simple SOFR, at the election of Haydon Peak Funding, in the case of dollar advances), plus an applicable margin ranging from 1.75% to 2.25% per annum depending on the nature of the advances being requested under the credit facility. Effective May 25, 2023, the applicable margin for all advances was increased to 2.35% per annum. Effective April 7, 2023, Haydon Peak Funding pays an unused commitment fee of 0.50% per annum if the unused facility amount is greater than 25%, based on the average daily unused amount of the financing commitments, in addition to certain other fees as agreed between Haydon Peak Funding and HSBC.

Proceeds from borrowings under the Haydon Peak Funding Facility may be used to fund portfolio investments by Haydon Peak Funding and to make advances under revolving loans or delayed draw term loans where Haydon Peak Funding is a lender.

The period during which Haydon Peak Funding may make borrowings under the Haydon Peak Funding Facility expires on May 25, 2026, and the Haydon Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by May 25, 2028.

Bear Peak Funding Facility

On October 10, 2022, Bear Peak Funding entered into a senior secured revolving credit facility (the “Bear Peak Funding Facility”) with BNPP. GLAS USA LLC serves as administrative agent, GLAS Trust Corporation Limited serves as collateral agent, and the Company serves as servicer under the Bear Peak Funding Facility.

Advances under the Bear Peak Funding Facility bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance, plus an applicable margin of 2.45% per annum. Effective February 10, 2023, Bear Peak Funding will pay a commitment fee of 0.90% per annum if the unused facility amount is greater than 50% or 0.35% per annum if the unused facility amount is less than or equal to 50% and greater than 25%, based on the average daily unused amount of the financing commitments. Bear Peak Funding also pays BNPP an arranger fee, in addition to certain other fees, each as agreed between Bear Peak Funding and BNPP.

The current principal amount as of June 30, 2023 is €500 million. Proceeds from borrowings under the credit facility may be used to fund portfolio investments by Bear Peak Funding and to make advances under delayed draw term loans and revolving loans where Bear Peak Funding is a lender.

The period during which Bear Peak Funding may make borrowings under the Bear Peak Funding Facility expires on October 10, 2025, and the Bear Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by October 10, 2027.

Revolving Credit Facility

On May 18, 2021, the Company, entered into a senior secured credit facility (which was most recently amended and restated on June 9, 2023, and as further amended from time to time, the “Revolving Credit Facility”) with Citi. Citi serves as administrative agent and collateral agent.

The Revolving Credit Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. Borrowings under the Revolving Credit Facility are subject to compliance with a borrowing base. A portion of the Revolving Credit Facility consists of funded term loans in the aggregate principal amount of $390 million, and the Revolving Credit Facility provides for the issuance of letters of credit on behalf of the Company in an aggregate face amount not to exceed $175 million. Proceeds from the borrowings under the Revolving Credit Facility may be used for general corporate purposes of the Company and its subsidiaries. The period during which the Company may make borrowings on the Revolving Credit Facility expires on June 9, 2027 (other than with respect to the foreign currency commitments of certain lenders in the amount of $50 million, which expire on May 6, 2026), and the Revolving Credit Facility will mature and all amounts outstanding under the credit facility must be repaid by June 9, 2028 (other than with respect to the foreign currency commitments of certain lenders in the amount of $50 million, which mature on May 6, 2027), pursuant to an amortization schedule.

Borrowings under the Revolving Credit Facility bear interest at a per annum rate equal to, (x) for loans for which the Company elects the base rate option, the “alternate base rate” (which is the greatest of (a) the prime rate as publicly announced by Citi, (b) the sum of (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System plus (ii) 0.5%, and (c) one month adjusted term SOFR plus 1% per annum) plus (A) if the gross borrowing base is equal to or greater than 1.6 times the combined revolving debt amount, 0.75%, or (B) if the gross borrowing base is less than 1.6 times the combined revolving debt amount, 0.875%, and (y) for all other loans, the applicable benchmark rate for the related Interest Period for such Borrowing plus (A) if the gross borrowing base is equal to or greater than 1.6 times the combined revolving debt amount, 1.75%, or (B) if the gross borrowing base is less than 1.6 times the combined revolving debt amount, 1.875%. The Company pays an unused fee of 0.375% per annum on the daily unused amount of the revolver commitments. The Company will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the Revolving Credit Facility.

The Company’s obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s assets.

In connection with the Revolving Credit Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition, the Company must comply with the following financial covenants: (a) the Company must maintain a minimum shareholders’ equity, measured as of each fiscal quarter end; and (b) the Company must maintain at all times a 150% asset coverage ratio.

The Revolving Credit Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Citi may terminate the commitments and declare the outstanding advances and all other obligations under the Revolving Credit Facility immediately due and payable.

As of June 30, 2023 and December 31, 2022, the Company was in compliance with all covenants and other requirements of the Revolving Credit Facility.

Private Placement Bonds

The Company issued unsecured notes, as further described below: June 2024 Notes, June 2026 Notes, May 2027 Notes and October 2027 Notes (each as defined below), which are collectively referred to herein as the “Private Placement Bonds.”

As of June 30, 2023 and December 31, 2022, the Company was in compliance with all covenants and other requirements of each of the Private Placement Bonds.

June 2024 Notes

On June 21, 2021, the Company entered into a Note Purchase Agreement (the “2021 Note Purchase Agreement”) governing the issuance of $435.0 million in aggregate principal amount of its 2.56% Series A Senior Notes (the “June 2024 Notes”) to qualified institutional investors in a private placement. The June 2024 Notes were issued on June 21, 2021 and will mature on June 21, 2024 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the June 2024 Notes will be due semiannually on June 3 and December 3. In addition, the Company is obligated to offer to repay the June 2024 Notes at par if certain change in control events occur. The June 2024 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. In addition, in the event that June 2024 notes receive a below investment grade rating by either one rating agency if there are only one or two rating agencies providing ratings of the June 2024 Notes, or two-thirds of the rating agencies if there are three rating agencies who are rating the notes (a “Below Investment Grade Event”), the June 2024 Notes will bear interest at a fixed rate of 3.56% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.

In connection with the June 2024 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the June 2024 Notes in a qualifying hedge accounting relationship.

June 2026 Notes

On August 17, 2021, the Company entered into the first supplement (the “First Supplement”) to the 2021 Note Purchase Agreement, governing the issuance of $400.0 million in aggregate principal amount of its 3.27% Series B Senior Notes (the “June 2026 Notes”) to qualified institutional investors in a private placement. The June 2026 Notes were issued on June 21, 2021 and will mature on June 21, 2026 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the June 2026 Notes will be due semiannually on February 17 and August 17. In addition, the Company is obligated to offer to repay the June 2026 Notes at par if certain change in control events occur. The June 2026 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. In addition, in the event of a Below Investment Grade Event, the June 2026 Notes will bear interest at a fixed rate of 4.27% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.

May 2027 Notes

On May 3, 2022, the Company entered into a Note Purchase Agreement (the “May 2022 Note Purchase Agreement”) governing the issuance of $625.0 million in aggregate principal amount 5.61% Series A Senior Notes (the “May 2027 Notes”) to qualified institutional investors in a private placement. The May 2027 Notes were issued on May 3, 2022 and will mature on May 3, 2027 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the May 2027 Notes will be due semiannually. In addition, the Company is obligated to offer to repay the May 2027 Notes at par if certain change in control events occur. The May 2027 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. In addition, in the event that a Below Investment Grade Event occurs, the May 2027 Notes will bear interest at a fixed rate of 6.61% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.

In connection with the May 2027 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the May 2027 Notes in a qualifying hedge accounting relationship.

October 2027 Notes

On October 11, 2022, the Company entered into a Master Note Purchase Agreement (the “October 2022 Note Purchase Agreement”) governing the issuance of $350.0 million in aggregate principal amount of its 7.49% Series D Senior Notes (the “October 2027 Notes”) to qualified institutional investors in a private placement. The October 2027 Notes were issued on October 11, 2022 for an aggregate issue price of $345.6 million, or $987.57 per $1,000 principal amount of the October 2027 Notes, and will mature on October 11, 2027 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the Notes will be due semiannually. In addition, the Company is obligated to offer to repay the October 2027 Notes at par if certain change in control events occur. The October 2027 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured, unsubordinated indebtedness issued by the Company. In addition, in the event that a Below Investment Grade Event (as defined in the October 2022 Note Purchase Agreement) occurs, the October 2027 Notes will bear interest at a fixed rate of 8.49% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.

In connection with the October 2027 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the October 2027 Notes in a qualifying hedge accounting relationship.

Unsecured Notes

The Company issued unsecured notes, as further described below: September 2024 Notes, December 2026 Notes, November 2026 Eurobonds, November 2024 Notes, March 2027 Notes, January 2025 Notes, January 2029 Notes, March 2025 Notes, April 2026 UK Bonds, September 2025 Notes (each as defined below), which are collectively referred to herein as the “Unsecured Notes.”

The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the Unsecured Notes and the Trustee (as defined below) if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in each respective indenture governing the Unsecured Notes (the “Unsecured Notes Indentures”).

In addition, on the occurrence of a “change of control repurchase event,” as defined in each respective Unsecured Notes Indenture, the Company will generally be required to make an offer to purchase the outstanding Unsecured Notes at a price equal to 100% of the principal amount of such Unsecured Notes plus accrued and unpaid interest to the repurchase date.

As of June 30, 2023 and December 31, 2022, the Company was in compliance with all covenants and other requirements of each of the Unsecured Notes.

September 2024 Notes

On September 15, 2021, the Company issued $365.0 million aggregate principal amount of 1.750% notes due 2024 (the “September 2024 Notes”) pursuant to an indenture (the “Base Indenture”) and a supplemental indenture, each dated as of September 15, 2021 (and together with the Base Indenture, the “September 2024 Notes Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association, the “Trustee”).

The September 2024 Notes will mature on September 15, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2024 Notes Indenture. The September 2024 Notes bear interest at a rate of 1.750% per year payable semi-annually on March 15 and September 15 of each year, commencing on March 15, 2022. The September 2024 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the September 2024 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the September 2024 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the September 2024 Notes in a qualifying hedge accounting relationship.

December 2026 Notes

On September 15, 2021, the Company issued $900.0 million aggregate principal amount of 2.625% notes due 2026 (the “December 2026 Notes”) pursuant to a supplemental indenture, dated as of September 15, 2021 (and together with the Base Indenture, the “December 2026 Notes Indenture”), to the Base Indenture between the Company and the Trustee.

The December 2026 Notes will mature on December 15, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the December 2026 Notes Indenture. The December 2026 Notes bear interest at a rate of 2.625% per year payable semi-annually on June 15 and December 15 of each year, commencing on June 15, 2022. The December 2026 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the December 2026 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

On October 13, 2021, the Company issued $350.0 million aggregate principal amount of 2.625% notes due 2026 (“December 2026 Notes Upsize”) under the Company’s Base Indenture and December 2026 Notes Indenture. The December 2026 Notes Upsize were issued as “Additional Notes” under the December 2026 Notes Indenture and have identical terms to the Company’s $900.0 million December 2026 Notes that were issued on September 15, 2021, other than the issue date and the issue price. The December 2026 Notes Upsize will be treated as a single class of notes with the December 2026 Notes for all purposes under the Indenture.

In connection with the December 2026 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the December 2026 Notes in a qualifying hedge accounting relationship.

November 2026 Eurobonds

On November 2, 2021, the Company issued €500.0 million aggregate principal amount of 1.750% notes due 2026 (the “November 2026 Eurobonds”) pursuant to a supplemental indenture, dated as of November 2, 2021 (and together with the Base Indenture, the “November 2026 Eurobonds Indenture”), to the Base Indenture between the Company and the Trustee.

The November 2026 Eurobonds will mature on November 30, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the November 2026 Eurobonds Indenture. The November 2026 Eurobonds bear interest at a rate of 1.750% per year payable annually on November 30 of each year, commencing on November 30, 2021. The November 2026 Eurobonds are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the November 2026 Eurobonds, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

November 2024 Notes

On November 22, 2021, the Company issued $500.0 million aggregate principal amount of 2.350% notes due 2024 (the “November 2024 Notes”) pursuant to a supplemental indenture, dated as of November 22, 2021 (and together with the Base Indenture, the “November 2024 Notes Indenture”), between the Company and the Trustee.

The November 2024 Notes will mature on November 22, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the November 2024 Notes Indenture. The November 2024 Notes bear interest at a rate of 2.350% per year payable semi-annually on May 22 and November 22 of each year, commencing on May 22, 2022. The November 2024 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the November 2024 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the November 2024 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the November 2024 Notes in a qualifying hedge accounting relationship.

March 2027 Notes

On November 22, 2021, the Company issued $1.0 billion aggregate principal amount of 3.250% notes due 2024 (the “March 2027 Notes”) pursuant to a supplemental indenture, dated as of November 22, 2021 (and together with the Base Indenture, the “March 2027 Notes Indenture”), between the Company and the Trustee.

The March 2027 Notes will mature on March 15, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2027 Notes Indenture. The March 2027 Notes bear interest at a rate of 3.250% per year payable semi-annually on March 15 and September 15 of each year, commencing on March 15, 2022. The March 2027 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the March 2027 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

January 2025 Notes

On January 18, 2022, the Company issued $500.0 million aggregate principal amount of 2.700% notes due in 2025 (the “January 2025 Notes”) pursuant to a supplemental indenture, dated as of January 18, 2022 (and together with the Base Indenture, the “January 2025 Notes Indenture”), to the Base Indenture between the Company and the Trustee.

The January 2025 Notes will mature on January 15, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2025 Notes Indenture. The January 2025 Notes bear interest at a rate of 2.700% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2022. The January 2025 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the January 2025 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the January 2025 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the January 2025 Notes in a qualifying hedge accounting relationship.

January 2029 Notes

On January 18, 2022, the Company issued $650.0 million aggregate principal amount of 4.000% notes due in 2029 (the “January 2029 Notes”) pursuant to a supplemental indenture, dated as of January 18, 2022 (and together with the Base Indenture, the “January 2029 Notes Indenture”), to the Base Indenture between the Company and the Trustee.

The January 2029 Notes will mature on January 15, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2029 Notes Indenture. The January 2029 Notes bear interest at a rate of 4.000% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2022. The January 2029 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the January 2029 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

March 2025 Notes

On March 24, 2022, the Company issued $900.0 million aggregate principal amount of 4.700% notes due in 2025 (the “March 2025 Notes”) pursuant to a supplemental indenture, dated as of March 24, 2022 (and together with the Base Indenture, the “March 2025 Notes Indenture”), to the Base Indenture between the Company and the Trustee.

The March 2025 Notes will mature on March 24, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2025 Notes Indenture. The March 2025 Notes bear interest at a rate of 4.700% per year payable semi-annually on March 24 and September 24 of each year, commencing on September 24, 2022. The March 2025 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the March 2025 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the March 2025 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the March 2025 Notes in a qualifying hedge accounting relationship.

April 2026 UK Bonds

On April 14, 2022, the Company issued £250.0 million in aggregate principal amount of its 4.875% notes due 2026 (the “April 2026 UK Bonds”) pursuant to a supplemental indenture, dated as of April 14, 2022 (and together with the Base Indenture, the “April 2026 UK Bonds Indenture”), to the Base Indenture between the Company and the Trustee.

The April 2026 UK Bonds will mature on April 14, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the April 2026 UK Bonds Indenture. The April 2026 UK Bonds bear interest at a rate of 4.875% per year payable annually on April 14 of each year, commencing April 14, 2023. The April 2026 UK Bonds are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the April 2026 UK Bonds, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the April 2026 UK Bonds, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the April 2026 UK Bonds in a qualifying hedge accounting relationship.

September 2025 Notes

On September 27, 2022, the Company issued $600.0 million aggregate principal amount of 7.050% notes due in 2025 (the “September 2025 Notes”) pursuant to a supplemental indenture, dated as of September 27, 2022 (and together with the Base Indenture, the “September 2025 Notes Indenture”), to the Base Indenture between the Company and the Trustee.

The September 2025 Notes will mature on September 29, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2025 Notes Indenture. The September 2025 Notes bear interest at a rate of 7.050% per year payable semi-annually on March 29 and September 29 of each year, commencing on March 29, 2023. The September 2025 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the September 2025 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the September 2025 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 7.050% and pays a floating interest rate of SOFR + 2.93% on a notional amount of $600.0 million. The Company designated this interest rate swap and September 2025 Notes in a qualifying hedge accounting relationship.

On November 17, 2022, the Company issued $200 million aggregate principal amount of 7.050% Notes due 2025 (“September 2025 Notes Upsize”) under the Company’s Base Indenture and September 2025 Notes Indenture. The September 2025 Notes Upsize were issued as “Additional Notes” under the September 2025 Notes Indenture and have identical terms to the Company’s $600.0 million September 2025 Notes that were issued on September 27, 2022, other than the issue date and the issue price. The September 2026 Notes Upsize will be treated as a single class of notes with the September 2026 Notes for all purposes under the Indenture.

In connection with the September 2025 Notes Upsize, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the September 2025 Notes Upsize in a qualifying hedge accounting relationship.

Debt Securitizations

The Company has determined that the securitization vehicles noted below operate as an extension of the Company and therefore, will be consolidated by the Company.

2021-1 BSL Debt Securitization

On June 29, 2021, the Company completed a $876.6 million term debt securitization (the “2021-1 BSL Debt Securitization”), $819.5 million of which was funded on the closing date. Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2021-1 BSL Debt Securitization (collectively, the “2021-1 BSL Notes”) were issued by BCRED BSL CLO 2021-1, Ltd. (“BCRED BSL CLO Issuer”), a special purpose vehicle with its ordinary shares owned in a Cayman Islands charitable trust, and BCRED BSL CLO 2021-1, LLC, wholly-

owned subsidiary of BCRED BSL CLO Issuer (collectively, the “2021-1 BSL Issuers”), and are secured by a diversified portfolio of senior secured loans and participation interests therein. The Company holds the subordinated notes of BCRED BSL CLO Issuer representing a residual economic interest in BCRED BSL CLO Issuer.

The following table presents information on the secured and unsecured notes issued in the 2021-1 BSL Debt Securitization:

Description	Type	June 30, 2023
		Principal Outstanding	Interest Rate	Credit Rating
Class A Notes	Senior Secured Floating Rate	$499,800	L+1.25%	Aaa
Class B Notes	Senior Secured Floating Rate	38,760	L+1.80%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	59,160	L+2.15%	A2
Class D Notes	Mezzanine Secured Deferrable Floating Rate	65,280	L+3.35%	Baa3
Class E Notes (1)	Junior Secured Deferrable Floating Rate	—	L+7.00%	Ba3

Total Secured Notes		663,000
Subordinated Notes (2)		156,500	None	Not rated

Total 2021-1 BSL Notes		$819,500

(1)	The Class E Notes were initially issued as unfunded, undrawn class of notes, in the amount of $57.1 million, that may be funded after closing at direction of the Company.
(2)	The Company retained all of the Subordinated Notes issued in the 2021-1 Debt Securitization which are eliminated in consolidation.

The 2021-1 BSL Notes mature in July 2034, unless redeemed by the 2021-1 BSL Issuers, at the direction of the Company as holder of the Subordinated Notes on any business day after July 20, 2023. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the 2021-1 BSL Issuers. The Class A Notes, Class B Notes, Class C Notes and Class D Notes are the secured obligations of the 2021-1 BSL Issuers and the Class E Notes and Subordinated Notes are the unsecured obligations of BCRED BSL CLO Issuer. The indenture governing the 2021-1 BSL Notes includes customary covenants and events of default.

The 2021-1 BSL Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to BCRED BSL CLO Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

2021-2 Debt Securitization

On November 1, 2021, the Company completed a $603.7 million term debt securitization (the “2021-2 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2021-2 Debt Securitization (collectively, the “2021-2 Notes”) were issued by BCRED BSL CLO 2021-2, Ltd. (“BCRED BSL CLO 2 Issuer”), a special purpose vehicle with its ordinary shares owned in a Cayman Islands charitable trust, and BCRED BSL CLO 2021-2, LLC, a wholly-owned subsidiary of BCRED BSL CLO 2 Issuer (collectively, the “2021-2 Issuers”), and are secured by a diversified portfolio of senior secured loans and participation interests therein. The Company holds the subordinated notes of BCRED BSL CLO 2 Issuer representing a residual economic interest in BCRED BSL CLO 2 Issuer.

The following table presents information on the secured and unsecured notes issued in the 2021-2 Debt Securitization:

Description	Type	June 30, 2023
		Principal Outstanding	Interest Rate	Credit Rating
Class A-L Loans	Senior Secured Floating Rate	$218,000	L+1.22%	Aaa
Class A Notes	Senior Secured Floating Rate	149,500	L+1.22%	Aaa
Class B Notes	Senior Secured Floating Rate	38,100	L+1.75%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	48,000	L+2.05%	Not rated
Class D Notes	Mezzanine Secured Deferrable Floating Rate	52,200	L+3.15%	Not rated

Total Secured Notes		505,800
Subordinated Notes (1)		97,850	None	Not rated

Total 2021-2 Notes		$603,650

(1)	The Company retained all of the Subordinated Notes issued in the 2021-2 Debt Securitization which are eliminated in consolidation.

The 2021-2 Notes mature in October 2034, unless redeemed by the 2021-2 Issuers, at the direction of the Company as holder of the Subordinated Notes on any business day after October 20, 2023. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the 2021-2 Issuers. The Class A-L Loans, Class A Notes, Class B Notes, Class C Notes and Class D Notes are the secured obligations of the 2021-2 Issuers and the Subordinated Notes are the unsecured obligations of BCRED BSL CLO 2 Issuer. The indenture governing the 2021-2 Notes and the credit agreement governing the Class A-L Loans include customary covenants and events of default.

The 2021-2 Notes have not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to BCRED BSL CLO 2 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

2021-1 MML Debt Securitization

On December 15, 2021, the Company completed a $1,001.0 million term debt securitization (the “MML 2021-1 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the MML 2021-1

Debt Securitization (collectively, the “MML 2021-1 Notes”) were issued by BCRED MML CLO 2021-1 LLC (the “MML 2021-1 Issuer”), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of middle market loans and participation interests therein.

The following table presents information on the secured and unsecured notes issued in the MML 2021-1 Debt Securitization:

Description	Type	June 30, 2023
		Principal Outstanding	Interest Rate	Credit Rating
Class A Loans	Senior Secured Floating Rate	$50,000	L+1.48%	Aaa
Class A Notes	Senior Secured Floating Rate	480,000	L+1.48%	Aaa
Class B Notes	Senior Secured Floating Rate	80,000	L+1.90%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	80,000	L+2.60%	A2

Total Secured Notes		690,000
Subordinated Notes (1)		311,000	None	Not rated

Total MML 2021-1 Notes		$1,001,000

(1)	The Company retained all of the Subordinated Notes issued in the 2021-1 Debt Securitization which are eliminated in consolidation.

The Company retained all of the Subordinated Notes issued in the Debt Securitization in part in exchange for the Company’s sale and contribution to the Issuer of the initial closing date portfolio. The Debt is scheduled to mature on January 15, 2035; however the Debt may be redeemed by the Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after December 15, 2023. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the Issuer. The Class A Notes, the Class A Loans, Class B Notes and Class C Notes are secured obligations of the Issuer, the Subordinated Notes are the unsecured obligations of the Issuer, and the indenture governing the Notes and the credit agreement governing the Class A Loans, each include customary covenants and events of default.

The MML 2021-1 Debt has not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the MML 2021-1 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

2022-1 MML Debt Securitization

On March 15, 2022, the Company completed a $1.09 billion term debt securitization (the “MML 2022-1 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the MML 2022-1 Debt Securitization (collectively, the “MML 2022-1 Notes”) were issued by BCRED MML CLO 2022-1 LLC (the “MML 2022-1 Issuer”), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of middle market loans and participation interests therein.

The following table presents information on the secured and unsecured notes issued in the MML 2022-1 Debt Securitization:

		June 30, 2023
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A-1 Notes	Senior Secured Floating Rate	$525,000	SOFR + 1.65%	Aaa
Class A-2 Notes	Senior Secured Fixed	80,000	3.41%	Aaa
Class B Notes	Senior Secured Floating Rate	66,000	SOFR + 2.00%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	88,000	SOFR + 2.75%	A2

Total Secured Notes		759,000
Subordinated Notes (1)		331,360	None	Not rated

Total MML 2022-1 Notes		$1,090,360

(1)	The Company retained all of the Subordinated Notes issued in the MML 2022-1 Debt Securitization which are eliminated in consolidation.

The Company retained all of the Subordinated Notes issued in the MML 2022-1 Debt Securitization in part in exchange for the Company’s sale and contribution to the MML 2022-1 Issuer of the initial closing date portfolio. The MML 2022-1 Notes are scheduled to mature on April 20, 2035; however the MML 2022-1 Notes may be redeemed by the MML 2022-1 Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after April 20, 2024. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the MML 2022-1 Issuers. The Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes are secured obligations of the MML 2022-1 Issuer, the Subordinated Notes are the unsecured obligations of the MML 2022-1 Issuer, and the indenture governing the MML 2022-1 Notes includes customary covenants and events of default.

MML 2022-1 Notes have not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the MML 2022-1 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

2022-1 BSL Debt Securitization

On June 9, 2022, the Company completed a $589.75 million term debt securitization (the “2022-1 BSL Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2022-1 BSL Debt Securitization (collectively, the “2022-1 BSL Notes”) were issued by BCRED BSL CLO 2022-1, Ltd. (the “2022-1 BSL Issuer”), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and BCRED BSL CLO 2022-1, LLC (the “2022-1 BSL Co-Issuer”), and are primarily secured by a diversified portfolio of broadly syndicated loans and participation interests therein.

The following table presents information on the secured and unsecured notes issued in the Debt Securitization:

Description	Type	June 30, 2023
		Principal Outstanding	Interest Rate	Credit Rating
Class A-1A Notes	Senior Secured Floating Rate	$292,000	SOFR + 1.58%	Aaa (sf)
Class A-1B Notes	Senior Secured Fixed Rate	50,000	4.34%	Aaa (sf)
Class A-2 Notes	Senior Secured Floating Rate	12,000	SOFR + 2.00%	AAA (sf)
Class B-1 Notes	Senior Secured Floating Rate	40,000	SOFR + 2.35%	AA (sf)
Class B-2 Notes	Senior Secured Fixed Rate	26,000	4.98%	AA (sf)
Class C Notes (1)	Secured Deferrable Floating Rate	51,000	SOFR + 2.60%	A (sf)
Class D Notes (1)	Mezzanine Secured Deferrable Floating Rate	39,000	SOFR + 3.69%	BBB- (sf)
Class E Notes (1)	Junior Secured Deferrable Floating Rate	21,000	SOFR + 7.33%	BB- (sf)

Total Secured Notes		531,000
Subordinated Notes (1)		58,750	None	Not rated

Total 2022-1 BSL Notes		$589,750

(1)	The Company retained all of the Class C Notes, the Class D Notes, the Class E Notes and the Subordinated Notes issued in the 2022-1 BSL Debt Securitization which are eliminated in consolidation.

The Company retained all of the Class C Notes, the Class D Notes, the Class E Notes and the Subordinated Notes issued in the 2022-1 BSL Debt Securitization. The 2022-1 BSL Notes are scheduled to mature on July 20, 2035; however the 2022-1 BSL Notes may be redeemed by the 2022-1 BSL Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after, in the case of any Class of Notes other than the Class A-1 Notes, July 20, 2024, and in the case of the Class A-1 Notes, July 20, 2035. The Class A-1 Notes, Class A-2 Notes, Class B Notes, Class C Notes and Class D Notes are secured obligations of the 2022-1 BSL Issuer and the 2022-1 BSL Co-Issuer, the Class E Notes are the secured obligations of the 2022-1 BSL Issuer, the Subordinated Notes are the unsecured obligations of the 2022-1 BSL Issuer, and the indenture governing the 2022-1 BSL Notes includes customary covenants and events of default.

The 2022-1 BSL Notes have not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the 2022-1 BSL Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

2022-2 MML Debt Securitization

On August 12, 2022, the Company completed a $498.1 million term debt securitization (the “MML 2022-2 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes and loans offered in the MML 2022-2 Debt Securitization (collectively, the “Debt”) were issued (or incurred, as applicable) by BCRED MML CLO 2022-2 LLC (the “MML 2022-2 Issuer”), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of middle market loans and participation interests therein.

The following table presents information on the secured and unsecured notes issued and the secured loans incurred in the MML 2022-2 Debt Securitization:

		June 30, 2023
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A-L Notes	Senior Secured Floating Rate	$275,000	SOFR + 2.10%	Aaa (sf)
Class B-1 Notes	Senior Secured Floating Rate	14,000	SOFR + 3.35%	Aa2
Class B-2 Notes	Senior Secured Fixed Rate	11,500	5.88%	Aa2
Class C Notes (1)	Mezzanine Secured Deferrable Floating Rate	40,500	SOFR + 2.50%	A2

Total Secured Notes		341,000
Subordinated Notes (1)	Subordinated	157,105	None	Not rated

Total Debt		$498,105

(1)	The Company retained all of the Class C Notes and the Subordinated Notes issued in the 2022-2 MML Debt Securitization which are eliminated in consolidation.

The Company retained all of the Class C Notes and the Subordinated Notes issued in the MML 2022-2 Debt Securitization in part in exchange for the Company’s sale and contribution to the MML 2022-2 Issuer of the initial closing date portfolio. The Debt is scheduled to mature on July 18, 2034; however the Debt may be redeemed by the MML 2022-2 Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after August 12, 2024. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the Issuers. The Class A-L Loans, Class B-1 Notes, Class B-2 Notes and Class C Notes are secured obligations of the MML 2022-2 Issuer, the Subordinated Notes are the unsecured obligations of the MML 2022-2 Issuer, and the indenture governing the Debt includes customary covenants and events of default.

The Debt has not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the MML 2022-2 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

Short-Term Borrowings

Master Repurchase Agreements

On June 15, 2021 and June 16, 2021, the Company entered into Master Repurchase Agreements (the “Repurchase Agreements”) with certain banks to provide short-term borrowings which the Company utilizes from time-to-time to manage its working capital needs. As part of the Repurchase Agreements, the Company can sell a security to the lender for cash with an agreement to buy it back in the future at a pre-determined price. The Company’s ability to draw down borrowings under the agreement is subject to 1940 Act leverage limitations and dependent on the Company pledging eligible assets to the banks as collateral. No commitment fees were paid in connection with execution of these agreements. Certain of the Company’s investments serve as collateral for the Company’s obligations under the Repurchase Agreements and the carrying value of pledged investments was $377.7 million and $426.8 million as of June 30, 2023 and December 31, 2022, respectively.

Short-term borrowings under the Repurchase Agreements bore interest at an average applicable margin of 6.64% and 4.38% per annum as of June 30, 2023 and December 31, 2022, respectively. As of June 30, 2023 and December 31, 2022, respectively, the Company had $201.2 million and $253.7 million of short-term borrowings under the Repurchase Agreements.

Other Short-Term Borrowings

In order to finance certain investment transactions, the Company may, from time to time, enter into financing agreements, whereby the Company transfers to a third party an investment that it holds in exchange for cash for a period of time, generally not to exceed 180-days from the date it was transferred (each a “Short Term Financing Transaction”). At the expiration of the agreement, the Company returns the cash and interest to the third party and receives the original investment transferred.

As of June 30, 2023 and December 31, 2022, respectively, the Company had $0.0 million and $365.7 million of borrowings under Short Term Financing Transactions with a third party. Certain of the Company’s investments serve as collateral for the Company’s obligations under the Short Term Financing Transactions and the carrying value of pledged investments was $0.0 million and $371.0 million as of June 30, 2023, and December 31, 2022, respectively.

Short-term borrowings under Short Term Financing Transactions bore interest at an applicable margin of 0.00% and 7.35% per annum as of June 30, 2023, and December 31, 2022, respectively.

In accordance with ASC 860, Transfers and Servicing, the Master Repurchase Agreements and the Short Term Financing Transactions meet the criteria for secured borrowings. Accordingly, the investment financed by these agreements remains on the Company’s Condensed Consolidated Statements of Assets and Liabilities as an asset, and the Company records a liability to reflect its obligation to a third party which is reported as debt on the Company’s Condensed Consolidated Statements of Assets and Liabilities. The obligation is secured by the respective investment that is the subject of the agreement. Interest expense associated with the Master Repurchase Agreements and the Short Term Financing Transactions is reported on the Company’s Condensed Consolidated Statements of Operations within Interest expense.

The Company’s outstanding debt obligations were as follows:

	June 30, 2023
	Aggregate Principal Committed	Outstanding Principal	Carrying Value	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Bard Peak Funding Facility (3)	$1,650,000	$489,862	$489,862	$—	$1,160,138	$994,014
Castle Peak Funding Facility (3)	1,600,000	1,123,800	1,123,800	—	476,200	56,562
Summit Peak Funding Facility (3)	2,300,000	910,369	910,369	—	1,389,631	821,702
Denali Peak Funding Facility	750,000	562,800	562,800	—	187,200	187,200
Bushnell Peak Funding Facility	600,000	430,000	430,000	—	170,000	32,611
Granite Peak Funding Facility	750,000	675,600	675,600	—	74,400	74,400
Middle Peak Funding Facility	1,000,000	600,950	600,950	—	399,050	263,124
Bison Peak Funding Facility	1,500,000	1,200,000	1,200,000	—	300,000	300,000

	June 30, 2023
	Aggregate Principal Committed	Outstanding Principal	Carrying Value	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Blanca Peak Funding Facility	1,500,000	1,343,000	1,343,000	—	157,000	149,766
Windom Peak Funding Facility (3)	2,150,000	1,384,025	1,384,025	—	765,975	765,975
Monarch Peak Funding Facility	2,000,000	1,400,400	1,400,400	—	599,600	374,491
Borah Peak Funding Facility	400,000	80,000	80,000	—	320,000	146,659
Naomi Peak Funding Facility	400,000	385,000	385,000	—	15,000	15,000
Meridian Peak Funding Facility	350,000	220,000	220,000	—	130,000	130,000
Haydon Peak Funding Facility	250,000	49,000	49,000	—	201,000	201,000
Bear Peak Funding Facility (3)	545,550	173,292	173,292	—	372,258	114,359
Revolving Credit Facility (4)	5,150,000	1,154,373	1,154,373	—	3,995,627	3,391,272
June 2024 Notes (5)	435,000	435,000	418,270	1,267	—	—
June 2026 Notes	400,000	400,000	397,938	2,062	—	—
May 2027 Notes (5)	625,000	625,000	592,553	2,128	—	—
October 2027 Notes (5)	350,000	350,000	341,306	3,724	—	—
September 2024 Notes (5)	365,000	365,000	348,172	1,429	—	—
December 2026 Notes (5)	1,250,000	1,250,000	1,157,856	16,696	—	—
November 2026 Eurobonds	545,550	545,550	540,527	5,023	—	—
November 2024 Notes (5)	500,000	500,000	474,339	2,275	—	—
March 2027 Notes	1,000,000	1,000,000	989,944	10,056	—	—
January 2025 Notes (5)	500,000	500,000	472,785	2,634	—	—
January 2029 Notes	650,000	650,000	640,134	9,866	—	—
March 2025 Notes (5)	900,000	900,000	854,513	5,073	—	—
April 2026 UK Bonds (5)	317,375	317,375	286,102	2,454	—	—
September 2025 Notes (5)	800,000	800,000	779,646	9,629	—	—
2021-1 BSL Notes	663,000	663,000	662,039	961	—	—
2021-2 Notes	505,800	505,800	504,320	1,480	—	—
MML 2021-1 Debt	690,000	690,000	686,054	3,946	—	—
MML 2022-1 Debt	759,000	759,000	753,817	5,183	—	—
2022-1 BSL Debt	420,000	420,000	418,470	1,530	—	—
MML 2022-2 Debt	300,500	300,500	297,951	2,549	—	—
Short-Term Borrowings	201,167	201,167	201,167	—	—	—

Total	$35,072,942	$24,359,863	$24,000,374	$89,965	$10,713,079	$8,018,135

(1)	The unused portion is the amount upon which commitment fees, if any, are based.
(2)	The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)	Under certain SPV Financing Facilities, the company is permitted to borrow in USD and currencies other currencies.

Under the Bard Peak Funding Facility, as of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 94.1 million
•	Euros (EUR) 69.0 million
•	British Pounds (GBP) 55.2 million

Under the Castle Peak Funding Facility, as of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 78.9 million
•	Euros (EUR) 46.4 million
•	British Pounds (GBP) 64.4 million

Under the Summit Peak Funding Facility, as of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 154.3 million
•	British Pounds (GBP) 101.7 million

Under the Windom Peak Funding Facility, as of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	British Pounds (GBP) 115.9 million

Under the Bear Peak Funding Facility, as of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	Euros (EUR) 69.5 million
•	British Pounds (GBP) 57.0 million

(4)

Under the Revolving Credit Facility, the Company is permitted to borrow in USD or certain other currencies. As of June 30, 2023, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 168.0 million
•	Euros (EUR) 32.3 million
•	British Pounds (GBP) 411.2 million
•	Swiss Franc (CHF) 71.8 million

(5)	Carrying value is inclusive of adjustment for the change in fair value of effective hedge relationship.

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Bard Peak Funding Facility (3)	$1,650,000	$1,235,414	$1,235,414	$—	$414,586	$414,586
Castle Peak Funding Facility (3)	1,600,000	1,146,600	1,146,600	—	453,400	166,697
Maroon Peak Funding Facility	300,000	300,000	300,000	—	—	—
Summit Peak Funding Facility (3)	2,300,000	1,691,844	1,691,844	—	608,156	15,377
Denali Peak Funding Facility	750,000	749,800	749,800	—	200	200
Bushnell Peak Funding Facility	600,000	400,000	400,000	—	200,000	69,559
Granite Peak Funding Facility	750,000	647,600	647,600	—	102,400	102,134
Middle Peak Funding Facility	800,000	596,950	596,950	—	203,050	203,050
Bison Peak Funding Facility	1,500,000	1,182,000	1,182,000	—	318,000	233,740
Blanca Peak Funding Facility	1,500,000	1,081,000	1,081,000	—	419,000	360,054
Windom Peak Funding Facility (3)	2,000,000	1,741,465	1,741,465	—	258,535	258,535
Monarch Peak Funding Facility	2,000,000	873,400	873,400	—	1,126,600	968,726
Borah Peak Funding Facility	400,000	223,000	223,000	—	177,000	35,951
2022-1 BSL WH	300,000	148,000	148,000	—	152,000	152,000
Naomi Peak Funding Facility	400,000	400,000	400,000	—	—	—
Meridian Peak Funding Facility	500,000	170,000	170,000	—	330,000	330,000
Haydon Peak Funding Facility	500,000	49,000	49,000	—	451,000	373,519
Bear Peak Funding Facility (3)	468,494	166,031	166,031	—	302,463	130,772
Revolving Credit Facility (4)	5,150,000	1,470,758	1,470,758	—	3,679,242	2,326,743
June 2024 Notes (5)	435,000	435,000	413,963	1,912	—	—
June 2026 Notes	400,000	400,000	397,611	2,389	—	—
May 2027 Notes (5)	625,000	625,000	596,809	2,402	—	—
October 2027 Notes (5)	350,000	350,000	345,618	3,356	—	—
September 2024 Notes (5)	365,000	365,000	345,353	2,015	—	—

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
December 2026 Notes (5)	1,250,000	1,250,000	1,162,596	19,084	—	—
November 2026 Eurobonds	534,975	534,975	529,223	5,752	—	—
November 2024 Notes (5)	500,000	500,000	471,336	3,083	—	—
March 2027 Notes	1,000,000	1,000,000	988,597	11,403	—	—
January 2025 Notes (5)	500,000	500,000	470,441	3,460	—	—
January 2029 Notes	650,000	650,000	639,254	10,746	—	—
March 2025 Notes (5)	900,000	900,000	853,359	6,527	—	—
April 2026 UK Bonds (5)	301,725	301,725	278,946	2,890	—	—
September 2025 Notes (5)	800,000	800,000	786,332	10,952	—	—
2021-1 BSL Notes	663,000	663,000	661,997	1,003	—	—
2021-2 Notes	505,800	505,800	504,255	1,545	—	—
MML 2021-1 Debt	690,000	690,000	685,884	4,116	—	—
MML 2022-1 Debt	759,000	759,000	753,600	5,400	—	—
2022-1 BSL Debt	420,000	420,000	418,408	1,592	—	—
MML 2022-2 Debt	300,500	300,500	297,837	2,663	—	—
Short-Term Borrowings	619,377	619,377	619,377	—	—	—

Total	$36,037,871	$26,842,239	$26,493,658	$102,290	$9,195,632	$6,141,643

(1)	The unused portion is the amount upon which commitment fees, if any, are based.
(2)	The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)	Under certain SPV Financing Facilities, the company is permitted to borrow in USD and currencies other currencies.

Under the Bard Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 94.1 million
•	Euros (EUR) 66.0 million
•	British Pounds (GBP) 50.0 million

Under the Castle Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 48.8 million
•	Euros (EUR) 36.0 million
•	British Pounds (GBP) 42.4 million

Under the Summit Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 132.7 million
•	British Pounds (GBP) 6.1 million

Under the Windom Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	British Pounds (GBP) 43.6 million

Under the Bear Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	Euros (EUR) 75.0 million
•	British Pounds (GBP) 50.7 million

(4)

Under the Revolving Credit Facility, the Company is permitted to borrow in USD or certain other currencies. As of December 31, 2022, the Company had borrowings denominated in the following non-USD currencies:

•	Canadian Dollars (CAD) 247.1 million
•	Euros (EUR) 49.0 million
•	British Pounds (GBP) 608.8 million
•	Swiss Franc (CHF) 102.6 million

(5)	Carrying value is inclusive of adjustment for the change in fair value of effective hedge relationship.

As of June 30, 2023 and December 31, 2022, $309.9 million and $395.8 million, respectively, of interest expense and $12.3 million and $12.9 million, respectively, of unused commitment fees were included in Interest payable. For the three and six months ended June 30, 2023, the weighted average interest rate on all borrowings outstanding was 6.82% and 6.56%, respectively, (including unused fees) and the average principal debt outstanding was $25,238.7 million and $26,189.5 million, respectively. For the three and six months ended June 30, 2022, the weighted average interest rate on all borrowings outstanding was 2.86% and 2.67%, respectively, (including unused fees) and the average principal debt outstanding was $21,268.1 million and $19,693.5 million, respectively.

The components of interest expense were as follows:

	Three Months Ended June 30,
	2023	2022
Borrowing interest expense	$410,769	$135,393
Facility unused fees	13,344	10,147
Accretion of original issue discount	6,104	4,646
Amortization of financing costs and debt issuance costs	8,463	7,933
Gain (loss) from interest rate swaps accounted for as hedges and the related hedged items:
Interest rate swaps	91,271	(69,221)
Hedged items	(91,352)	69,271

Total interest expense	$438,599	$158,169

Cash paid for interest expense	$458,269	$96,828

	Six Months Ended June 30,
	2023	2022
Borrowing interest expense	$821,794	$233,983
Facility unused fees	23,867	15,404
Accretion of original issue discount	12,022	8,329
Amortization of financing costs and debt issuance costs	16,410	12,874
Gain (loss) from interest rate swaps accounted for as hedges and the related hedged items:
Interest rate swaps	23,965	(95,229)
Hedged items	(23,236)	96,198

Total interest expense	$874,822	$271,559

Cash paid for interest expense	$963,045	$181,128

Note 8. Commitments and Contingencies

The Company’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of June 30, 2023 and December 31, 2022, the Company had unfunded delayed draw terms loans and revolvers in the aggregate principal amount of $5,476.7 million and $6,343.1 million, respectively.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the investment vehicles it manages, including the Company. Certain terms of these investments are not finalized at the time of the commitment and each respective investment vehicles’ allocation may change prior to the date of funding. In this regard, as of June 30, 2023 and December 31, 2022, the Company estimates that it had $248.6 million and $1,219.5 million, respectively, of investments that are committed but not yet funded.

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. At June 30, 2023, management is not aware of any pending or threatened material litigation.

Note 9. Net Assets

The following table presents transactions in Common Shares (dollars in thousands except share amounts):

	For the three months ended June 30, 2023
	Shares	Amount
CLASS I
Subscriptions	40,025,888	$991,563
Share transfers between classes	801,656	19,887
Distributions reinvested	7,486,630	185,625
Share repurchases	(43,026,051)	(1,069,628)
Early repurchase deduction	—	21

Net increase (decrease)	5,288,123	$127,468

CLASS S
Subscriptions	21,551,333	$534,160
Share transfers between classes	(338,831)	(8,406)
Distributions reinvested	3,241,102	80,362
Share repurchases	(5,289,207)	(131,490)
Early repurchase deduction	—	30

Net increase (decrease)	19,164,397	$474,656

CLASS D
Subscriptions	810,907	$20,071
Share transfers between classes	(462,803)	(11,481)
Distributions reinvested	28,518	707
Share repurchases	(134,805)	(3,351)
Early repurchase deduction	—	—

Net increase (decrease)	241,817	$5,946

Total net increase (decrease)	24,694,337	$608,070

The following table presents transactions in Common Shares (dollars in thousands except share amounts):

	For the six months ended June 30, 2023
	Shares	Amount
CLASS I
Subscriptions	58,996,813	$1,461,821
Share transfers between classes	45,581,902	1,131,859
Distributions reinvested	14,358,610	355,737
Share repurchases	(73,344,305)	(1,820,611)
Early repurchase deduction	—	78

Net increase (decrease)	45,593,020	$1,128,884

CLASS S
Subscriptions	36,034,142	$892,824
Share transfers between classes	(1,706,270)	(42,140)
Distributions reinvested	6,294,698	155,962
Share repurchases	(10,609,545)	(263,275)
Early repurchase deduction	—	169

Net increase (decrease)	30,013,025	$743,540

CLASS D
Subscriptions	2,922,621	$72,284
Share transfers between classes	(43,876,202)	(1,089,719)
Distributions reinvested	634,300	15,705
Share repurchases	(557,743)	(13,827)
Early repurchase deduction	—	11

Net increase (decrease)	(40,877,024)	$(1,015,546)

Total net increase (decrease)	34,729,021	$856,878

The following table presents transactions in Common Shares (dollars in thousands except share amounts):

	For the three months ended June 30, 2022
	Shares	Amount
CLASS I
Subscriptions	96,008,795	$2,465,578
Share transfers between classes	983,225	25,240
Distributions reinvested	4,570,700	117,013
Share repurchases	(10,388,019)	(257,623)
Early repurchase deduction	—	2,283

Net increase (decrease)	91,174,701	$2,352,491

CLASS S
Subscriptions	50,998,279	$1,309,690
Share transfers between classes	(147,265)	(3,754)
Distributions reinvested	1,735,474	44,483
Share repurchases	(998,387)	(25,241)
Early repurchase deduction	—	99

Net increase (decrease)	51,588,101	$1,325,277

	For the three months ended June 30, 2022
	Shares	Amount
CLASS D
Subscriptions	10,235,885	$262,493
Share transfers between classes	(835,960)	(21,486)
Distributions reinvested	305,881	7,831
Share repurchases	(82,582)	(2,046)
Early repurchase deduction	—	23

Net increase (decrease)	9,623,224	$246,815

Total net increase (decrease)	152,386,026	$3,924,583

The following table presents transactions in Common Shares (dollars in thousands except share amounts):

	For the six months ended June 30, 2022
	Shares	Amount
CLASS I
Subscriptions	221,712,300	$5,719,346
Share transfers between classes	1,533,335	39,479
Distributions reinvested	8,503,028	218,785
Share repurchases	(11,878,376)	(296,104)
Early repurchase deduction	—	2,644

Net increase (decrease)	219,870,287	$5,684,150

CLASS S
Subscriptions	108,794,581	$2,805,719
Share transfers between classes	(176,884)	(4,520)
Distributions reinvested	3,153,054	81,177
Share repurchases	(1,665,431)	(41,963)
Early repurchase deduction	—	405

Net increase (decrease)	110,105,320	$2,840,818

CLASS D
Subscriptions	20,725,977	$534,032
Share transfers between classes	(1,356,451)	(34,959)
Distributions reinvested	517,379	13,305
Share repurchases	(91,424)	(2,276)
Early repurchase deduction	—	67

Net increase (decrease)	19,795,481	$510,169

Total net increase (decrease)	349,771,088	$9,035,137

Net Asset Value per Share and Offering Price

The Company determines NAV for each class of shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be the prior calendar day NAV per share (i.e., the prior month-end NAV). The following table presents each month-end NAV per share for Class I, Class S and Class D Common Shares during the six months ended June 30, 2023 and 2022:

	NAV Per Share
	Class I	Class S	Class D
January 31, 2023	$24.85	$24.85	$24.85
February 28, 2023	24.84	24.84	24.84
March 31, 2023	24.77	24.77	24.77
April 30, 2023	24.87	24.87	24.87
May 31, 2023	24.74	24.74	24.74
June 30, 2023	24.86	24.86	24.86

	NAV Per Share
	Class I	Class S	Class D
January 31, 2022	$25.93	$25.93	$25.93
February 28, 2022	25.80	25.80	25.80
March 31, 2022	25.82	25.82	25.82
April 30, 2022	25.76	25.76	25.76
May 31, 2022	25.28	25.28	25.28
June 30, 2022	24.80	24.80	24.80

Distributions

The Board authorizes and declares monthly distribution amounts per share of Class I, Class S and Class D Common Shares. The following table presents distributions that were declared and payable during the six months ended June 30, 2023:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.2100	$125,726
February 24, 2023	February 28, 2023	March 29, 2023	0.2100	127,513
March 23, 2023	March 31, 2023	April 28, 2023	0.2100	138,990
April 19, 2023	April 30, 2023	May 26, 2023	0.2100	135,044
May 17, 2023	May 31, 2023	June 27, 2023	0.2100	137,362
June 20, 2023	June 30, 2023	July 27, 2023	0.2100	142,770

			$1.2600	$807,405

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.1926	$55,316
February 24, 2023	February 28, 2023	March 29, 2023	0.1924	56,106
March 23, 2023	March 31, 2023	April 28, 2023	0.1924	57,471
April 19, 2023	April 30, 2023	May 26, 2023	0.1925	58,078
May 17, 2023	May 31, 2023	June 27, 2023	0.1924	59,351
June 20, 2023	June 30, 2023	July 27, 2023	0.1925	61,185

			$1.1548	$347,507

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.2049	$10,247
February 24, 2023	February 28, 2023	March 29, 2023	0.2048	10,343
March 23, 2023	March 31, 2023	April 28, 2023	0.2048	1,659
April 19, 2023	April 30, 2023	May 26, 2023	0.2048	1,591
May 17, 2023	May 31, 2023	June 27, 2023	0.2048	1,564
June 20, 2023	June 30, 2023	July 27, 2023	0.2048	1,649

			$1.2289	$27,053

The following table presents distributions that were declared and payable during the six months ended June 30, 2022:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1740	$66,686
February 23, 2022	February 28, 2022	March 25, 2022	0.1740	75,042
March 23, 2022	March 31, 2022	April 28, 2022	0.1740	82,959
April 20, 2022	April 30, 2022	May 27, 2022	0.1740	89,838
May 24, 2022	May 31, 2022	June 29, 2022	0.1740	96,450
June 27, 2022	June 30, 2022	July 27, 2022	0.1740	100,372

			$1.0440	$511,347

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1556	$23,816
February 23, 2022	February 28, 2022	March 25, 2022	0.1556	26,598
March 23, 2022	March 31, 2022	April 28, 2022	0.1557	29,834
April 20, 2022	April 30, 2022	May 27, 2022	0.1557	32,985
May 24, 2022	May 31, 2022	June 29, 2022	0.1558	35,893
June 27, 2022	June 30, 2022	July 27, 2022	0.1561	38,018

			$0.9345	$187,144

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1686	$3,469
February 23, 2022	February 28, 2022	March 25, 2022	0.1686	3,961
March 23, 2022	March 31, 2022	April 28, 2022	0.1686	4,551
April 20, 2022	April 30, 2022	May 27, 2022	0.1686	5,126
May 24, 2022	May 31, 2022	June 29, 2022	0.1686	5,699
June 27, 2022	June 30, 2022	July 27, 2022	0.1687	6,190

			$1.0117	$28,996

Distribution Reinvestment Plan

The Company has adopted a distribution reinvestment plan, pursuant to which it reinvests all cash dividends declared by the Board on behalf of its shareholders who do not elect to receive their dividends in cash. As a result, if the Board authorizes, and the Company declares, a cash dividend or other distribution, then shareholders who have not opted out of our Company’s distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

Character of Distributions

The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment.

Through June 30, 2023, a portion of the Company’s distributions resulted from expense support from the Adviser, and future distributions may result from expense support from the Adviser, each of which is subject to repayment by the Company within three years from the date of payment. Shareholders should understand that any such distribution is not based solely on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.

Sources of distributions, other than net investment income and realized gains on a GAAP basis, include required adjustments to GAAP net investment income in the current period to determine taxable income available for distributions. The following tables present the sources of cash distributions on a GAAP basis that the Company has declared on its Common Shares:

	For the six months ended June 30, 2023
	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.2600	$807,405	$1.1548	$347,507	$1.2289	$27,053
Net realized gains	—	—	—	—	—	—

Total	$1.2600	$807,405	$1.1548	$347,507	$1.2289	$27,053

	For the six months ended June 30, 2022
	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$1.0440	$511,347	$0.9345	$187,144	$1.0117	$28,996
Net realized gains	—	—	—	—	—	—

Total	$1.0440	$511,347	$0.9345	$187,144	$1.0117	$28,996

Share Repurchase Program

The Company has implemented a share repurchase program under which, at the discretion of the Board, the Company may repurchase, in each quarter, up to 5% of the NAV of the Company’s Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. The Board may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on the Company’s liquidity, adversely affect the Company’s operations or risk having an adverse impact on the Company that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. All shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under the share repurchase plan, to the extent the Company offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Company. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

During the three months ended June 30, 2023 and 2022, approximately 48,450,063 and 11,488,257 shares were repurchased, respectively. During the six months ended June 30, 2023 and 2022, approximately 84,511,593 and 13,635,173 shares were repurchased, respectively.

The following table presents the share repurchases completed during the six months ended June 30, 2023:

Repurchase deadline request	Total Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
February 28, 2023	36,061,530	3.91%	$24.77	March 31, 2023	$893,037	—
May 31, 2023	48,450,063	5.20%	$24.86	June 30, 2023	$1,204,418	—

(1)	Percentage is based on total shares as of the close of the previous calendar quarter.
(2)	All repurchase requests were satisfied in full.
(3)	Amounts shown net of Early Repurchase Deduction

The following table presents the share repurchases completed during the six months ended June 30, 2022:

Repurchase deadline request	Total Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
February 28, 2022	2,146,916	0.43%	$25.82	March 31, 2022	$54,464	—
May 31, 2022	11,488,257	1.66%	$24.80	June 30, 2022	$282,505	—

(1)	Percentage is based on total shares as of the close of the previous calendar quarter.
(2)	All repurchase requests were satisfied in full.
(3)	Amounts shown net of Early Repurchase Deduction

Note 10. Financial Highlights and Senior Securities

The following are the financial highlights for the six months ended June 30, 2023:

	For the six months ended June 30, 2023
	Class I	Class S	Class D
Per Share Data (1):
Net asset value, beginning of period	$24.59	$24.59	$24.59
Net investment income	1.53	1.42	1.50
Net unrealized and realized gain (loss) (5)	—	—	—

Net increase (decrease) in net assets resulting from operations	1.53	1.42	1.50
Distributions from net investment income (2)	(1.26)	(1.15)	(1.23)
Distributions from net realized gains (2)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(1.26)	(1.15)	(1.23)

Early repurchase deduction fees (5)	—	—	—

Total increase (decrease) in net assets	0.27	0.27	0.27

Net asset value, end of period	$24.86	$24.86	$24.86

Shares outstanding, end of period	636,830,636	312,554,067	7,918,900
Total return based on NAV (3)	6.33%	5.89%	6.20%
Ratios:
Ratio of net expenses to average net assets (4)	10.63%	11.48%	10.96%
Ratio of net investment income to average net assets (4)	12.43%	11.58%	12.11%
Portfolio turnover rate	3.48%	3.48%	3.48%
Supplemental Data:
Net assets, end of period	$15,829,602	$7,769,195	$196,842
Asset coverage ratio	197.7%	197.7%	197.7%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 9).

(3)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(4)

For the six months ended June 30, 2023, amounts are annualized except for organizational costs, excise tax, and management fee and income based incentive fee waivers by the Adviser, if any. For the six months ended June 30, 2023, the ratio of total operating expenses to average net assets was 10.63%, 11.48%, and 10.96% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser, if any, which represented 0.00%, 0.00% and 0.00% on Class I, Class S and Class D, respectively, of average net assets.

(5)	The per share amount rounds to less than $0.01 per share, for Class I, Class S and Class D.

The following are the financial highlights for the six months ended June 30, 2022:

	For the six months ended June 30, 2022
	Class I	Class S	Class D (7)
Per Share Data (1):
Net asset value, beginning of period	$25.93	$25.93	$25.93
Net investment income	1.11	1.00	1.07
Net unrealized and realized gain (loss) (2)	(1.20)	(1.20)	(1.19)

Net increase (decrease) in net assets resulting from operations	(0.09)	(0.20)	(0.12)
Distributions from net investment income (3)	(1.04)	(0.93)	(1.01)
Distributions from net realized gains (3)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(1.04)	(0.93)	(1.01)

Early repurchase deduction fees (6)	—	—	—

Total increase (decrease) in net assets	(1.13)	(1.13)	(1.13)

Net asset value, end of period	$24.80	$24.80	$24.80

Shares outstanding, end of period	566,461,843	242,530,420	36,609,942
Total return based on NAV (4)	(0.38)%	(0.81)%	(0.51)%
Ratios:
Ratio of net expenses to average net assets (5)	5.45%	6.31%	5.72%
Ratio of net investment income to average net assets (5)	8.65%	7.80%	8.40%
Portfolio turnover rate	3.91%	3.91%	3.91%
Supplemental Data:
Net assets, end of period	$14,048,171	$6,014,726	$907,815
Asset coverage ratio	182.0%	182.0%	182.0%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.

(2)

For the six months ended June 30, 2022, the amount shown does not correspond with the aggregate amount for the period as it includes a $(0.01), $(0.01) and $(0.00) impact, on Class I, Class S and Class D, respectively, from the effect of the timing of capital transactions.

(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 9).
(4)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(5)

For the six months ended June 30, 2022, amounts are annualized except for organizational costs, excise tax, and management fee and income based incentive fee waivers by the Adviser, if any. For the six months ended June 30, 2022, the ratio of total operating expenses to average net assets was 5.45%, 6.31% and 5.72%, on Class I, Class S and Class D, respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser, if any, which represented 0.00%, 0.00% and 0.00% on Class I, Class S and Class D, respectively, of average net assets.

(6)	The per share amount rounds to less than $0.01 per share, for Class I, Class S and Class D.

The following is information about the Company’s senior securities:

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
Bard Peak Funding Facility
June 30, 2023	$489,862	$1,977.0	—	N/A
December 31, 2022	1,235,414	1,845.1	—	N/A
December 31, 2021	879,000	1,702.0	—	N/A
Castle Peak Funding Facility
June 30, 2023	1,123,800	1,977.0	—	N/A
December 31, 2022	1,146,600	1,845.1	—	N/A
December 31, 2021	1,171,809	1,702.0	—	N/A
Maroon Peak Funding Facility
June 30, 2023	—	—	—	N/A
December 31, 2022	300,000	1,845.1	—	N/A
December 31, 2021	483,952	1,702.0	—	N/A
Summit Peak Funding Facility
June 30, 2023	910,369	1,977.0	—	N/A
December 31, 2022	1,691,844	1,845.1	—	N/A
December 31, 2021	1,643,154	1,702.0	—	N/A
Denali Peak Funding Facility
June 30, 2023	562,800	1,977.0	—	N/A
December 31, 2022	749,800	1,845.1	—	N/A
December 31, 2021	668,400	1,702.0	—	N/A
Bushnell Peak Funding Facility
June 30, 2023	430,000	1,977.0	—	N/A
December 31, 2022	400,000	1,845.1	—	N/A
December 31, 2021	395,500	1,702.0	—	N/A
Granite Peak Funding Facility
June 30, 2023	675,600	1,977.0	—	N/A
December 31, 2022	647,600	1,845.1	—	N/A
December 31, 2021	248,000	1,702.0	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
Middle Peak Funding Facility
June 30, 2023	600,950	1,977.0	—	N/A
December 31, 2022	596,950	1,845.1	—	N/A
December 31, 2021	799,550	1,702.0	—	N/A
Bison Peak Funding Facility
June 30, 2023	1,200,000	1,977.0	—	N/A
December 31, 2022	1,182,000	1,845.1	—	N/A
December 31, 2021	1,320,800	1,702.0	—	N/A
Blanca Peak Funding Facility
June 30, 2023	1,343,000	1,977.0	—	N/A
December 31, 2022	1,081,000	1,845.1	—	N/A
December 31, 2021	892,800	1,702.0	—	N/A
Windom Peak Funding Facility
June 30, 2023	1,384,025	1,977.0	—	N/A
December 31, 2022	1,741,465	1,845.1	—	N/A
December 31, 2021	989,759	1,702.0	—	N/A
Monarch Peak Funding Facility
June 30, 2023	1,400,400	1,977.0	—	N/A
December 31, 2022	873,400	1,845.1	—	N/A
December 31, 2021	567,400	1,702.0	—	N/A
Borah Peak Funding Facility
June 30, 2023	80,000	1,977.0	—	N/A
December 31, 2022	223,000	1,845.1	—	N/A
2022-1 BSL WH
June 30, 2023	—	—	—	N/A
December 31, 2022	148,000	1,845.1	—	N/A
Naomi Peak Funding Facility
June 30, 2023	385,000	1,977.0	—	N/A
December 31, 2022	400,000	1,845.1	—	N/A
Meridian Peak Funding Facility
June 30, 2023	220,000	1,977.0	—	N/A
December 31, 2022	170,000	1,845.1	—	N/A
Haydon Peak Funding Facility
June 30, 2023	49,000	1,977.0	—	N/A
December 31, 2022	49,000	1,845.1	—	N/A
Bear Peak Funding Facility
June 30, 2023	173,292	1,977.0	—	N/A
December 31, 2022	166,031	1,845.1	—	N/A
Revolving Credit Facility
June 30, 2023	1,154,373	1,977.0	—	N/A
December 31, 2022	1,470,758	1,845.1	—	N/A
December 31, 2021	1,144,422	1,702.0	—	N/A
June 2024 Notes
June 30, 2023	435,000	1,977.0	—	N/A
December 31, 2022	435,000	1,845.1	—	N/A
December 31, 2021	435,000	1,702.0	—	N/A
June 2026 Notes
June 30, 2023	400,000	1,977.0	—	N/A
December 31, 2022	400,000	1,845.1	—	N/A
December 31, 2021	400,000	1,702.0	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
May 2027 Notes
June 30, 2023	625,000	1,977.0	—	N/A
December 31, 2022	625,000	1,845.1	—	N/A
October 2027 Notes
June 30, 2023	350,000	1,977.0	—	N/A
December 31, 2022	350,000	1,845.1	—	N/A
September 2024 Notes
June 30, 2023	365,000	1,977.0	—	N/A
December 31, 2022	365,000	1,845.1	—	N/A
December 31, 2021	365,000	1,702.0	—	N/A
December 2026 Notes
June 30, 2023	1,250,000	1,977.0	—	N/A
December 31, 2022	1,250,000	1,845.1	—	N/A
December 31, 2021	1,250,000	1,702.0	—	N/A
November 2026 Eurobonds
June 30, 2023	545,550	1,977.0	—	N/A
December 31, 2022	534,975	1,845.1	—	N/A
December 31, 2021	569,958	1,702.0	—	N/A
November 2024 Notes
June 30, 2023	500,000	1,977.0	—	N/A
December 31, 2022	500,000	1,845.1	—	N/A
December 31, 2021	500,000	1,702.0	—	N/A
March 2027 Notes
June 30, 2023	1,000,000	1,977.0	—	N/A
December 31, 2022	1,000,000	1,845.1	—	N/A
December 31, 2021	1,000,000	1,702.0	—	N/A
January 2025 Notes
June 30, 2023	500,000	1,977.0	—	N/A
December 31, 2022	500,000	1,845.1	—	N/A
January 2029 Notes
June 30, 2023	650,000	1,977.0	—	N/A
December 31, 2022	650,000	1,845.1	—	N/A
March 2025 Notes
June 30, 2023	900,000	1,977.0	—	N/A
December 31, 2022	900,000	1,845.1	—	N/A
April 2026 UK Bonds
June 30, 2023	317,375	1,977.0	—	N/A
December 31, 2022	301,725	1,845.1	—	N/A
September 2025 Notes
June 30, 2023	800,000	1,977.0	—	N/A
December 31, 2022	800,000	1,845.1	—	N/A
2021-1 BSL Notes
June 30, 2023	663,000	1,977.0	—	N/A
December 31, 2022	663,000	1,845.1	—	N/A
December 31, 2021	663,000	1,702.0	—	N/A
2021-2 Notes
June 30, 2023	505,800	1,977.0	—	N/A
December 31, 2022	505,800	1,845.1	—	N/A
December 31, 2021	505,800	1,702.0	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
MML 2021-1 Debt
June 30, 2023	690,000	1,977.0	—	N/A
December 31, 2022	690,000	1,845.1	—	N/A
December 31, 2021	690,000	1,702.0	—	N/A
MML 2022-1 Debt
June 30, 2023	759,000	1,977.0	—	N/A
December 31, 2022	759,000	1,845.1	—	N/A
2022-1 BSL Debt
June 30, 2023	420,000	1,977.0	—	N/A
December 31, 2022	420,000	1,845.1	—	N/A
MML 2022-2 Debt
June 30, 2023	300,500	1,977.0	—	N/A
December 31, 2022	300,500	1,845.1	—	N/A
Short-Term Borrowings
June 30, 2023	201,167	1,977.0	—	N/A
December 31, 2022	619,377	1,845.1	—	N/A
December 31, 2021	718,156	1,702.0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)

The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “-” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.

As of June 30, 2023 and December 31, 2022 the aggregate principal amount of indebtedness outstanding was $24.4 billion and $26.8 billion, respectively.

Note 11. Joint Ventures

BCRED Emerald JV

BCRED Emerald JV LP (“Emerald JV”), a Delaware limited liability company, was formed as a joint venture between the Company and a large North American pension fund (the “Emerald JV Partner”), and commenced operations on January 18, 2022 and operates under a limited liability company agreement. The Emerald JV’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies or in broadly syndicated loans.

The Company and the Emerald JV partner initially committed to contribute up to $1,500 million and $500 million of capital, respectively, to the Emerald JV. The Company initially contributed $733.4 million of cash, and the Emerald JV Partner contributed net assets of $244.5 million (i.e., $977.8 million in net assets contributed less $733.4 million in cash received by the Emerald JV Partner) to the Emerald JV in exchange for initial equity ownership interests of 75% and 25%, respectively.

On September 26, 2022, the Company and the Emerald JV Partner agreed to increase their capital commitments to the Emerald JV to $2,250.0 million and $750.0 million, respectively. The Company made capital contributions to the Emerald JV in an aggregate amount of $940.5 million (consisting of cash capital contributions of $670.2 million and an in-kind capital contribution of investments valued at $270.3 million), the Emerald JV Partner made capital contributions to the Emerald JV of approximately $313.5 million (consisting of a cash contribution of $251.4 million and an in-kind capital contribution of investments valued at $62.1 million), and certain of the subsidiaries of the Company sold investments to the Emerald JV for an aggregate cash purchase price of $1,971.6 million. After giving effect to the foregoing transactions, the equity ownership interests of the Company and the Emerald JV Partner in the Emerald JV remain 75% and 25%, respectively.

The Company and the Emerald JV partner may, from time-to-time, make additional contributions of capital or may receive returns of capital from the Emerald JV. As of June 30, 2023 and December 31, 2022, the Company had contributed $2,002.5 million and $2,115.0 million, respectively, and the Emerald JV Partner had contributed $667.5 million and $705.0 million of capital, respectively.

As of June 30, 2023 and December 31, 2022, $247.5 million and $135.0 million of capital remained uncalled from the Company and $82.5 million and $45.0 million of capital remained uncalled from the Emerald JV Partner, respectively. As of June 30, 2023 and December 31, 2022, the equity ownership interests of the Company and the Emerald JV Partner in the Emerald JV were 75% and 25%, respectively.

The Company and the Emerald JV Partner, through their joint control of the Emerald JV’s General Partner, have equal control of the Emerald JV’s investment decisions, the decision to call additional capital up to the amounts committed by the Company and the Emerald JV Partner, the decision to return capital or to make distributions, and generally all other decisions in respect of the Emerald JV must be approved by the Emerald JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Company and the Emerald JV Partner.

The Company has determined that the Emerald JV is an investment company under ASC 946, and in accordance with ASC 946, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Further, the Company has a variable interest in the Emerald JV and has determined that the Emerald JV is a variable interest entity under ASC 810—Consolidation (“ASC 810”). However, the Company is not deemed to be the primary beneficiary of the Emerald JV as there is equal power between the Company and JV Partner. Accordingly, the Company does not consolidate the Emerald JV.

The Company’s investment in the Emerald JV is disclosed on the Company’s Condensed Consolidated Schedule of Investments as of June 30, 2023 and December 31, 2022.

The following table presents the consolidated schedule of investments of the Emerald JV as of June 30, 2023:

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC	(4)(8)	SOFR + 4.00%	9.22%	1/29/2027	$2,962	$2,879	$2,925	0.11%
Atlas CC Acquisition Corp.	(10)	SOFR + 4.25%	9.78%	5/25/2028	9,869	9,520	8,625	0.32
Loar Group, Inc.	(4)(11)	SOFR + 7.25%	12.45%	9/29/2023	27,904	27,904	27,904	1.04
Peraton Corp.	(10)	SOFR + 3.75%	8.95%	2/1/2028	5,443	5,363	5,359	0.20
TransDigm Inc	(8)	SOFR + 3.25%	8.49%	2/22/2027	311	305	311	0.01
Vertex Aerospace Services Corp.	(10)	SOFR + 3.50%	8.95%	12/6/2028	2,963	2,974	2,966	0.11

						48,945	48,090	1.79
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(4)(10)	SOFR + 5.75%	10.86%	6/11/2027	24,364	24,186	23,573	0.88
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	11.44%	12/9/2026	32,101	32,101	32,101	1.20
RWL Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	11.14%	12/31/2028	21,577	21,194	21,093	0.79
SEKO Global Logistics Network, LLC	(4)(5)(11)	SOFR + 4.75%	10.14%	12/30/2026	27,677	27,562	27,470	1.02
SEKO Global Logistics Network, LLC	(4)(5)(11)	SOFR + 4.75%	9.91%	12/30/2026	7,467	7,436	7,411	0.28

						112,479	111,648	4.17
Airlines
Air Canada	(10)	L + 3.50%	8.84%	8/11/2028	3,960	3,929	3,965	0.15
American Airlines, Inc.	(10)	SOFR + 4.75%	10.00%	4/20/2028	3,815	3,927	3,902	0.15
KKR Apple Bidco, LLC	(9)	SOFR + 2.75%	9.27%	9/23/2028	5,925	5,772	5,884	0.22
United Airlines, Inc.	(10)	L + 3.75%	9.29%	4/21/2028	3,151	3,133	3,155	0.12

						16,761	16,906	0.64
Beverages
Triton Water Holdings, Inc.	(9)	SOFR + 3.25%	8.49%	3/31/2028	4,846	4,786	4,697	0.18
Building Products
Cornerstone Building Brands, Inc.	(9)	SOFR + 3.25%	8.50%	4/12/2028	1,477	1,454	1,420	0.05
CP Atlas Buyer, Inc.	(9)	SOFR + 3.50%	8.95%	11/23/2027	3,941	3,950	3,720	0.14
Express Wash Concepts, LLC	(4)(11)	SOFR + 4.50%	11.66%	4/30/2027	10,395	10,311	10,083	0.38
Express Wash Concepts, LLC	(4)(7)(11)	SOFR + 4.50%	11.45%	4/30/2027	13,563	13,364	12,829	0.48
Fencing Supply Group Acquisition, LLC	(4)(5)(11)	SOFR + 6.00%	11.65%	2/26/2027	19,604	19,534	19,604	0.73
Griffon Corporation	(9)	SOFR + 2.25%	7.64%	1/24/2029	2,450	2,391	2,446	0.09
iHeartCommunications, Inc.	(8)	SOFR + 3.00%	8.22%	5/1/2026	5,000	4,823	4,343	0.16
Kodiak BP, LLC	(10)	SOFR + 3.25%	8.75%	3/12/2028	4,924	4,875	4,813	0.18
Latham Pool Products, Inc.	(7)(9)	SOFR + 3.75%	9.31%	2/23/2029	29,625	28,781	27,523	1.03

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Building Products (continued)
Lindstrom, LLC	(4)(11)	SOFR + 6.25%	11.51%		4/7/2025	27,569	27,569	27,293	1.02
Tamko Building Product, LLC	(8)	SOFR + 3.00%	8.40%		6/1/2026	2,962	2,884	2,947	0.11
The Chamberlain Group, Inc.	(9)	SOFR + 3.25%	8.45%		11/3/2028	4,925	4,873	4,822	0.18
Windows Acquisition Holdings, Inc.	(4)(5)(11)	SOFR + 6.50%	11.89%		12/29/2026	9,927	9,927	9,927	0.37

							134,736	131,770	4.92
Capital Markets
Advisor Group Holdings, Inc.	(8)	L + 4.50%	9.69%		7/31/2026	9,026	8,776	9,044	0.34
AllSpring Buyer, LLC	(9)	SOFR + 3.00%	8.75%		11/1/2028	1,975	1,983	1,947	0.07
Resolute Investment Managers, Inc.	(11)	L + 4.25%	9.79%		4/30/2024	1,457	1,459	1,076	0.04
Situs-AMC Holdings Corporation	(4)(11)	SOFR + 5.50%	10.84%		12/22/2027	95,715	94,576	94,758	3.53
Superannuation And Investments US, LLC	(9)	L + 3.75%	8.97%		12/1/2028	1,970	1,980	1,965	0.07
The Edelman Financial Engines Center, LLC	(10)	L + 3.75%	8.94%		4/7/2028	8,647	8,380	8,447	0.32

							117,154	117,237	4.37
Chemicals
DCG Acquisition Corp.	(8)	SOFR + 4.50%	9.70%		9/30/2026	2,955	2,955	2,914	0.11
Pigments Services, Inc.	(4)(11)(17)	SOFR + 8.25%	13.24%		4/14/2030	5,709	4,717	3,600	0.13
Pigments Services, Inc.	(4)(11)	SOFR + 8.25%	13.24 (incl. 13.24 PIK	% % )	4/14/2030	2,788	2,788	2,788	0.10

							10,460	9,302	0.34
Commercial Services & Supplies
Access CIG, LLC	(8)	L + 3.75%	8.94%		2/27/2025	5,758	5,732	5,705	0.21
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	8.95%		5/12/2028	8,875	8,665	8,643	0.32
Anticimex, Inc.	(9)	SOFR + 3.40%	8.45%		11/16/2028	4,941	4,759	4,887	0.18
Anticimex, Inc.	(4)(9)	SOFR + 4.75%	10.11%		11/16/2028	24,813	23,692	24,750	0.92
Bazaarvoice, Inc.	(4)(7)(8)	SOFR + 5.75%	10.74%		5/7/2028	19,520	19,520	19,520	0.73
Belfor Holdings, Inc.	(8)	SOFR + 4.00%	9.22%		4/6/2026	3,949	3,934	3,951	0.15
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	8.97%		3/31/2028	7,904	7,804	7,776	0.29
EAB Global, Inc.	(9)	L + 3.50%	8.87%		8/16/2028	4,930	4,852	4,881	0.18
Energizer Holdings Inc	(9)	L + 3.75%	8.97%		12/8/2028	4,692	4,669	4,628	0.17
First Advantage Holdings, LLC	(8)	SOFR + 2.75%	7.97%		1/31/2027	6,000	5,906	6,000	0.22
Foundational Education Group, Inc.	(4)(9)	SOFR + 3.75%	9.47%		8/31/2028	3,950	3,830	3,482	0.13
Garda World Security Corp.	(8)	SOFR + 4.25%	9.33%		2/1/2029	5,955	5,745	5,903	0.22
Garda World Security Corp.	(8)	SOFR + 4.25%	9.43%		10/30/2026	3,000	3,014	2,989	0.11
Genuine Financial Holdings, LLC	(8)	L + 3.75%	8.94%		7/11/2025	8,181	8,057	8,183	0.31
International SOS The Americas LP	(4)(9)	SOFR + 3.75%	9.31%		9/7/2028	1,970	1,976	1,968	0.07

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Commercial Services & Supplies (continued)
Java Buyer, Inc.	(4)(10)	SOFR + 5.75%	11.10%	12/15/2027	9,683	9,537	9,393	0.35
Java Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	11.13%	12/15/2027	1,664	1,622	1,511	0.06
JSS Holdings, Inc.	(4)(10)	SOFR + 6.00%	11.31%	12/18/2028	36,737	36,529	36,737	1.37
Knowledge Pro Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	10.94%	12/10/2027	20,485	20,160	20,464	0.76
Knowledge Pro Buyer, Inc.	(4)(7)(10)	P + 4.75%	13.00%	12/10/2027	465	436	465	0.02
KPSKY Acquisition, Inc.	(4)(10)(18)	SOFR + 5.60%	10.65%	10/19/2028	135,670	129,534	131,600	4.91
PECF USS Intermediate Holding III Corp.	(9)	L + 4.25%	9.52%	12/15/2028	2,955	2,969	2,435	0.09
Polyphase Elevator Holding Co.	(4)(11)	SOFR + 5.50%	10.84%	6/23/2027	28,256	27,612	25,430	0.95
Recycle & Resource US, LLC	(9)	SOFR + 3.50%	9.00%	7/14/2028	2,955	2,967	2,662	0.10
Restaurant Technologies, Inc.	(9)	SOFR + 4.25%	9.15%	4/2/2029	19,750	19,343	19,314	0.72
Revspring, Inc.	(8)	SOFR + 4.00%	9.50%	10/11/2025	2,954	2,956	2,848	0.11
The Action Environmental Group, Inc.	(4)(12)	SOFR + 6.15%	11.37%	1/16/2026	2,051	2,018	2,025	0.08
The Action Environmental Group, Inc.	(4)(12)	SOFR + 6.00%	11.37%	1/16/2026	19,300	18,993	19,059	0.71
The Action Environmental Group, Inc.	(4)(12)	SOFR + 6.15%	11.40%	1/15/2026	5,911	5,854	5,837	0.22
The Action Environmental Group, Inc.	(4)(12)	SOFR + 6.43%	11.25%	1/15/2026	5,363	5,311	5,296	0.20

						397,996	398,342	14.86
Communications Equipment
Commscope Inc	(8)	SOFR + 3.25%	8.47%	4/6/2026	187	178	179	0.01
Construction & Engineering
Brookfield WEC Holdings, Inc.	(9)	SOFR + 2.75%	7.94%	8/1/2025	9,868	9,596	9,860	0.37
Pike Electric Corp.	(8)	SOFR + 3.00%	8.27%	1/21/2028	6,000	5,834	5,984	0.22
Pike Electric Corp.	(8)	SOFR + 3.50%	8.65%	1/21/2028	2,978	2,915	2,982	0.11
Refficiency Holdings, LLC	(10)	SOFR + 3.75%	8.95%	12/16/2027	4,431	4,398	4,412	0.16

						22,743	23,238	0.86
Construction Materials
Quikrete Holdings, Inc.	(8)	SOFR + 3.00%	8.22%	3/18/2029	3,935	3,829	3,944	0.15
White Cap Buyer, LLC	(9)	SOFR + 3.75%	8.85%	10/19/2027	5,154	4,995	5,119	0.19

						8,824	9,063	0.34
Containers & Packaging
Ascend Buyer, LLC	(4)(10)	SOFR + 6.40%	11.79%	10/2/2028	75,163	74,500	73,660	2.75
Berlin Packaging, LLC	(9)	L + 3.75%	9.29%	3/11/2028	8,875	8,697	8,743	0.33
Charter NEX US, Inc.	(10)	SOFR + 3.75%	8.97%	12/1/2027	6,418	6,203	6,376	0.24
Graham Packaging Co, Inc.	(10)	SOFR + 3.00%	8.22%	8/4/2027	4,379	4,337	4,357	0.16
Novolex, Inc.	(9)	SOFR + 4.18%	9.38%	4/13/2029	5,925	5,716	5,842	0.22
ProAmpac PG Borrower, LLC	(10)	SOFR + 3.75%	9.14%	11/3/2025	2,955	2,962	2,929	0.11
Ring Container Technologies Group, LLC	(9)	SOFR + 3.50%	8.72%	8/12/2028	2,962	2,866	2,954	0.11
TricorBraun Holdings, Inc.	(9)	SOFR + 3.25%	8.47%	3/3/2028	7,263	7,011	7,086	0.26

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Containers & Packaging (continued)
Trident TPI Holdings, Inc.	(9)	L + 4.00%	9.54%	9/15/2028	5,922	5,738	5,841	0.22
Trident TPI Holdings, Inc.	(9)	SOFR + 4.00%	9.74%	9/15/2028	2,997	2,910	2,963	0.11

						120,940	120,751	4.51
Distributors
BP Purchaser, LLC	(4)(10)	SOFR + 5.50%	11.00%	12/10/2028	50,501	49,582	49,743	1.86
Bution Holdco 2, Inc.	(4)(11)	SOFR + 6.25%	11.45%	10/17/2025	22,646	22,541	22,646	0.84
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	11.36%	12/29/2026	15,630	15,658	15,552	0.58
Genuine Cable Group, LLC	(4)(10)	SOFR + 5.50%	10.70%	11/2/2026	31,978	31,576	31,339	1.17
Marcone Yellowstone Buyer, Inc.	(4)(5)(10)	SOFR + 6.25%	11.64%	6/23/2028	82,382	80,585	78,263	2.92
Tailwind Colony Holding Corporation	(4)(11)	SOFR + 6.60%	11.65%	11/13/2024	451	446	440	0.02
Tailwind Colony Holding Corporation	(4)(11)	SOFR + 6.50%	11.65%	11/13/2024	30,860	30,560	30,089	1.12
Unified Door & Hardware Group, LLC	(4)(11)	SOFR + 5.85%	11.19%	6/30/2025	39,447	39,359	37,869	1.41

						270,307	265,941	9.92
Diversified Consumer Services
Ascend Learning, LLC	(9)	SOFR + 3.50%	8.70%	12/11/2028	8,102	7,853	7,636	0.28
BPPH2 Ltd	(4)(8)	S + 6.75%	11.05%	2/21/2030	GBP 26,000	30,665	32,559	1.21
Cambium Learning Group, Inc.	(4)(7)(10)	SOFR + 5.50%	10.65%	7/20/2028	34,793	34,793	34,793	1.30
Colibri Group, LLC	(10)	SOFR + 5.00%	10.39%	3/12/2029	3,950	3,918	3,831	0.14
Dreambox Learning Holding LLC	(4)(5)(10)	SOFR + 6.25%	11.63%	12/1/2027	34,200	33,685	31,635	1.18
EM Bidco Limited	(9)	SOFR + 4.25%	9.59%	7/6/2029	4,975	4,959	4,888	0.18
Pre-Paid Legal Services, Inc.	(9)	L + 3.75%	8.94%	12/15/2028	7,900	7,741	7,804	0.29
Prime Security Service Borrower, LLC	(10)	L + 2.75%	7.94%	9/23/2026	4,937	4,823	4,942	0.18
Rinchem Company, LLC	(4)(9)	SOFR + 4.50%	9.59%	3/2/2029	3,960	3,944	3,737	0.14
University Support Services, LLC	(9)	SOFR + 3.25%	8.45%	2/10/2029	9,071	8,884	9,015	0.34
Weld North Education, LLC	(9)	SOFR + 3.75%	8.97%	12/21/2027	1,971	1,955	1,941	0.07

						143,220	142,781	5.31
Diversified Financial Services
Barbri Holdings, Inc.	(4)(10)	SOFR + 5.75%	10.95%	4/28/2028	62,523	61,998	61,589	2.30
Citco Funding LLC	(4)(9)	SOFR + 3.50%	8.59%	4/27/2028	7,321	7,154	7,330	0.27
Corporation Service Company	(9)	SOFR + 3.25%	8.50%	11/2/2029	2,414	2,348	2,420	0.09
Mitchell International, Inc.	(9)	L + 3.75%	8.94%	10/15/2028	8,394	8,163	8,223	0.31
Polaris Newco, LLC	(9)	L + 4.00%	9.54%	6/2/2028	6,912	6,648	6,382	0.24
Sedgwick Claims Management Services, Inc.	(8)	SOFR + 3.75%	8.85%	2/24/2028	4,439	4,398	4,419	0.16

						90,709	90,363	3.37

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Diversified Telecommunication Services
Zacapa, LLC	(9)	SOFR + 4.00%	9.24%		3/22/2029	5,925	5,841	5,784	0.22
Zayo Group Holdings, Inc.	(9)	SOFR + 4.25%	9.40%		3/9/2027	2,114	2,073	1,685	0.06

							7,914	7,469	0.28
Electric Utilities
Qualus Power Services Corp.	(4)(11)	SOFR + 5.00%	10.36%		3/26/2027	11,271	11,187	11,158	0.42
Electrical Equipment
Madison IAQ, LLC	(9)	L + 3.25%	8.30%		6/21/2028	6,661	6,508	6,532	0.24
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	(4)(5)(11)	L + 6.00%	11.38%		12/23/2026	823	817	745	0.03
Albireo Energy, LLC	(4)(5)(11)	L + 6.00%	11.25%		12/23/2026	3,210	3,176	2,905	0.11
Albireo Energy, LLC	(4)(5)(11)	SOFR + 6.00%	11.33%		12/23/2026	10,696	10,582	9,680	0.36
Infinite Bidco, LLC	(9)	L + 3.25%	8.91%		3/2/2028	2,955	2,966	2,859	0.11
Ingram Micro, Inc.	(9)	L + 3.50%	9.04%		6/30/2028	2,201	2,209	2,197	0.08

							19,750	18,386	0.69
Energy Equipment & Services
Tetra Technologies, Inc.	(4)(11)	SOFR + 6.25%	11.45%		9/10/2025	22,793	22,793	22,793	0.85
Entertainment
CE Intermediate I, LLC	(4)(9)	L + 4.00%	8.84%		11/10/2028	4,937	4,934	4,863	0.18
Recorded Books, Inc.	(8)	SOFR + 4.00%	9.14%		8/29/2025	4,000	3,950	4,005	0.15

							8,884	8,868	0.33
Ground Transportation
Quality Distribution LLC	(4)(5)(11)	L + 5.25%	11.58%		7/1/2028	80,659	79,775	77,030	2.87
Health Care Equipment & Supplies
Auris Luxembourg III Sarl	(8)	L + 3.75%	9.12%		2/27/2026	7,889	7,626	7,489	0.28
CPI Buyer, LLC	(4)(7)(10)	SOFR + 5.50%	11.03%		11/1/2028	140,267	136,745	135,299	5.05
CSHC Buyerco, LLC	(4)(7)(11)	L + 4.75%	9.95%		9/8/2026	9,755	9,621	9,591	0.36
Messer GMBH	(8)	SOFR + 2.50%	8.00%		3/2/2026	2,980	2,935	2,981	0.11
Mozart Borrower LP	(9)	SOFR + 3.25%	8.40%		10/23/2028	8,888	8,696	8,796	0.33
Natus Medical Incorporated	(4)(9)	SOFR + 5.50%	10.89%		7/20/2029	3,701	3,490	3,405	0.13
Resonetics, LLC	(10)	L + 4.00%	9.10%		4/28/2028	2,955	2,946	2,878	0.11
Sunshine Luxembourg VII S.à r.l, LLC	(10)	SOFR + 3.75%	9.09%		10/1/2026	9,861	9,618	9,824	0.37

							181,677	180,263	6.74
Health Care Providers & Services
ACI Group Holdings, Inc.	(4)(5)(10)	SOFR + 5.75%	10.95 (incl. 1.25 PIK	% % )	8/2/2028	136,611	135,277	134,562	5.02
ADCS Clinics Intermediate Holdings, LLC	(4)(11)	SOFR + 6.50%	11.94%		5/7/2027	1,722	1,705	1,697	0.06
ADCS Clinics Intermediate Holdings, LLC	(4)(7)(11)	L + 6.50%	11.87%		5/7/2027	32,835	32,457	32,327	1.21
ADMI Corp.	(9)	SOFR + 3.75%	8.97%		12/23/2027	5,918	5,748	5,546	0.21
Amerivet Partners Management, Inc.	(4)(5)(10)	SOFR + 5.50%	10.89%		2/25/2028	96,528	94,127	92,667	3.46

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
Canadian Hospital Specialties Ltd.	(4)(5)(11)	C + 4.50%	9.87%		4/14/2028	CAD 29,773	21,651	22,106	0.82
CCBlue Bidco, Inc.	(4)(7)(10)	L + 6.25%	11.41 (incl. 2.75 PIK	% % )	12/21/2028	20,921	20,587	19,376	0.72
CHG Healthcare Services, Inc.	(9)	SOFR + 3.25%	8.44%		9/29/2028	594	573	592	0.02
DCA Investment Holdings, LLC	(4)(7)(10)	SOFR + 6.41%	11.65%		4/3/2028	30,112	29,855	29,434	1.10
Electron Bidco, Inc.	(9)	SOFR + 3.00%	8.27%		11/1/2028	6,913	6,748	6,893	0.26
Epoch Acquisition, Inc.	(4)(11)	SOFR + 6.00%	11.15%		10/4/2026	28,922	28,922	28,777	1.07
Global Medical Response, Inc.	(11)	L + 4.25%	9.44%		10/2/2025	4,929	4,854	2,797	0.10
Heartland Dental, LLC	(8)	SOFR + 4.00%	9.20%		4/30/2025	188	188	186	0.01
ICS US Holdings, Inc.	(4)(9)	SOFR + 4.60%	9.65%		6/8/2028	35,000	32,934	33,075	1.23
Jayhawk Buyer, LLC	(4)(11)	SOFR + 5.00%	10.35%		10/15/2026	31,141	30,925	30,518	1.14
LifePoint Health, Inc.	(8)	L + 3.75%	9.02%		11/16/2025	7,000	6,996	6,500	0.24
Midwest Physician Administrative Services, LLC	(10)	L + 3.25%	8.79%		3/12/2028	2,955	2,958	2,731	0.10
National Mentor Holdings, Inc.	(10)	SOFR + 3.75%	9.09%		3/2/2028	3,002	2,611	2,285	0.09
Navigator Acquiror, Inc.	(4)(9)	SOFR + 5.75%	10.93 (incl. 5.59 PIK	% % )	7/16/2027	15,976	15,921	15,576	0.58
Navigator Acquiror, Inc.	(4)(7)(9)	SOFR + 5.75%	10.63%		7/16/2027	1,904	1,895	1,856	0.07
NMSC Holdings, Inc.	(10)	SOFR + 5.25%	10.45%		2/23/2029	1,606	1,591	1,125	0.04
Onex TSG Intermediate Corp.	(10)	SOFR + 4.75%	10.06%		2/28/2028	1,970	1,982	1,761	0.07
Pathway Vet Alliance, LLC	(8)	L + 3.75%	8.94%		3/31/2027	4,929	4,853	4,366	0.16
Pediatric Associates Holding Co., LLC	(7)(9)	SOFR + 3.25%	8.47%		12/29/2028	3,873	3,860	3,797	0.14
PetVet Care Centers, LLC	(10)	L + 3.50%	8.69%		2/14/2025	6,412	6,295	6,293	0.23
Phoenix Guarantor, Inc.	(8)	L + 3.25%	8.40%		3/5/2026	5,427	5,264	5,368	0.20
Phoenix Guarantor, Inc.	(8)	SOFR + 3.50%	8.60%		3/5/2026	2,955	2,959	2,925	0.11
PSKW Intermediate, LLC	(4)(11)	SOFR + 6.25%	11.45%		3/9/2026	36,565	36,565	36,565	1.36
Radnet, Inc.	(10)	SOFR + 3.00%	8.22%		4/21/2028	4,248	4,249	4,245	0.16
Smile Doctors, LLC	(4)(10)	SOFR + 5.75%	11.09%		12/23/2028	144,074	141,588	141,193	5.27
Smile Doctors, LLC	(4)(7)(10)	P + 5.75%	13.00%		12/23/2027	189	118	95	0.00
Stepping Stones Healthcare Services, LLC	(4)(7)(10)	SOFR + 5.75%	11.09%		1/2/2029	14,689	14,445	14,160	0.53
Stepping Stones Healthcare Services, LLC	(4)(7)(10)	SOFR + 4.75%	13.00%		12/30/2026	364	337	300	0.01
Surgery Centers Holdings, Inc.	(10)	L + 3.75%	8.90%		8/31/2026	4,958	4,858	4,957	0.18
U.S. Anesthesia Partners, Inc.	(9)	L + 4.25%	9.42%		10/1/2028	2,955	2,968	2,783	0.10

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
US Oral Surgery Management Holdco, LLC	(4)(10)	L + 6.00%	11.38%	11/18/2027	20,100	19,873	19,145	0.71
US Oral Surgery Management Holdco, LLC	(4)(7)(11)	L + 6.00%	11.48%	11/18/2027	7,968	7,842	7,489	0.28
WHCG Purchaser III, Inc.	(4)(5)(10)	SOFR + 5.75%	11.25%	6/22/2028	6,329	6,232	4,847	0.18
WHCG Purchaser III, Inc.	(4)(5)(7)(10)	SOFR + 5.75%	11.25%	6/22/2026	739	729	548	0.02

						743,540	731,463	27.26
Health Care Technology
Edifecs, Inc.	(4)(10)	SOFR + 5.50%	10.84%	9/21/2026	9,735	9,634	9,735	0.36
Edifecs, Inc.	(4)(11)	SOFR + 7.00%	12.34%	9/21/2026	17,808	18,176	17,986	0.67
GHX Ultimate Parent Corp	(9)	SOFR + 4.75%	9.86%	6/30/2027	4,519	4,410	4,532	0.17
GI Ranger Intermediate, LLC	(4)(10)	SOFR + 5.75%	11.14%	10/29/2028	44,613	44,022	43,944	1.64
Netsmart Technologies, Inc.	(10)	SOFR + 4.00%	9.22%	10/1/2027	3,912	3,880	3,900	0.15
Project Ruby Ultimate Parent Corp.	(4)(10)	SOFR + 5.75%	10.97%	3/10/2028	49,625	48,330	48,384	1.80
Waystar Technologies, Inc.	(8)	SOFR + 4.00%	9.22%	10/22/2026	6,913	6,752	6,905	0.26

						135,204	135,386	5.05
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	L + 3.50%	8.69%	8/17/2028	6,912	6,725	6,910	0.26
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	9.10%	1/27/2029	6,913	6,650	6,835	0.25
GVC Finance LLC	(9)	SOFR + 3.50%	8.44%	10/31/2029	910	900	910	0.03
GVC Holdings Gibraltar, Ltd.	(9)	SOFR + 2.50%	7.44%	3/29/2027	2,962	2,910	2,959	0.11
IRB Holding Corp.	(10)	SOFR + 3.00%	8.20%	12/15/2027	7,336	7,180	7,294	0.27
Scientific Games Holdings LP	(9)	SOFR + 3.50%	8.42%	4/4/2029	1,985	1,895	1,964	0.07
Tacala Investment Corp.	(10)	L + 3.50%	8.69%	2/5/2027	7,901	7,765	7,788	0.29
Twin River Worldwide Holdings, Inc.	(9)	L + 3.25%	8.40%	10/2/2028	3,343	3,264	3,273	0.12
Whatabrands, LLC	(9)	L + 3.25%	8.47%	8/3/2028	8,731	8,472	8,691	0.32

						45,761	46,624	1.72
Household Durables
AI Aqua Merger Sub, Inc.	(9)	SOFR + 3.75%	8.90%	7/31/2028	8,974	8,693	8,822	0.33
Industrial Conglomerates
Engineered Machinery Holdings, Inc.	(10)	L + 3.50%	9.04%	5/19/2028	3,950	3,822	3,881	0.14
FCG Acquisitions, Inc.	(9)	L + 3.75%	8.91%	3/31/2028	8,879	8,670	8,762	0.33
SPX Flow, Inc.	(9)	SOFR + 4.50%	9.70%	4/5/2029	1,743	1,683	1,725	0.06
Vertical US Newco, Inc.	(9)	L + 3.50%	8.60%	7/30/2027	4,040	4,011	4,014	0.15
Victory Buyer, LLC	(9)	SOFR + 3.75%	9.26%	11/19/2028	9,902	9,382	8,993	0.34

						27,568	27,375	1.02
Insurance
Alera Group, Inc.	(4)(10)	SOFR + 6.00%	11.20%	10/2/2028	46,596	45,774	45,431	1.69
Alliant Holdings Intermediate, LLC	(9)	L + 3.50%	8.65%	11/6/2027	2,955	2,968	2,941	0.11
AssuredPartners, Inc.	(9)	SOFR + 3.50%	8.65%	2/12/2027	6,166	6,073	6,119	0.23

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Insurance (continued)
AssuredPartners, Inc.	(9)	SOFR + 4.25%	9.40%	2/12/2027	16,542	16,036	16,534	0.62
Baldwin Risk Partners, LLC	(9)	L + 3.50%	8.65%	10/14/2027	6,902	6,821	6,801	0.25
BroadStreet Partners, Inc.	(8)	SOFR + 2.75%	7.97%	1/27/2027	7,890	7,691	7,805	0.29
Foundation Risk Partners Corp.	(4)(10)	SOFR + 6.25%	11.49%	10/29/2028	76,413	75,738	73,356	2.74
Galway Borrower, LLC	(4)(5)(10)	SOFR + 5.25%	10.59%	9/29/2028	44,574	43,591	43,682	1.63
High Street Buyer, Inc.	(4)(5)(10)	SOFR + 6.00%	11.39%	4/14/2028	6,750	6,705	6,699	0.25
Howden Group Holdings Limited	(10)	L + 3.25%	8.50%	11/12/2027	4,439	4,441	4,423	0.16
NFP Corp.	(8)	SOFR + 3.25%	8.47%	2/15/2027	9,219	8,983	9,051	0.34
PGIS Intermediate Holdings, LLC	(4)(5)(10)	SOFR + 5.75%	11.14%	10/16/2028	63,461	61,641	61,399	2.29
RSC Acquisition, Inc.	(4)(5)(10)	SOFR + 5.50%	10.91%	10/30/2026	45,611	44,788	44,243	1.65
SG Acquisition, Inc.	(4)(9)	SOFR + 5.50%	10.70%	1/27/2027	77,653	77,595	75,130	2.80
USI, Inc.	(9)	SOFR + 3.75%	8.99%	11/22/2029	6,840	6,778	6,839	0.26

						415,623	410,453	15.31
Interactive Media & Services
Ancestry.com Operations, Inc	(9)	SOFR + 3.25%	8.45%	12/6/2027	2,955	2,958	2,857	0.11
MH Sub I, LLC	(8)	SOFR + 3.75%	8.90%	9/13/2024	1,433	1,404	1,434	0.05
MH Sub I, LLC	(11)	SOFR + 3.75%	8.85%	9/13/2024	858	861	859	0.03
Project Boost Purchaser, LLC	(8)	SOFR + 3.50%	8.72%	6/1/2026	6,908	6,770	6,837	0.26
William Morris Endeavor Entertainment, LLC	(8)	SOFR + 2.75%	7.95%	5/18/2025	2,021	1,968	2,011	0.08

						13,961	13,998	0.53
Internet & Direct Marketing Retail
Donuts, Inc.	(4)(11)	SOFR + 6.00%	11.27%	12/29/2027	9,637	9,554	9,540	0.36
Donuts, Inc.	(4)(11)	SOFR + 6.00%	11.27%	12/29/2026	32,602	32,459	32,276	1.20
Prodege International Holdings, LLC	(4)(10)	SOFR + 5.75%	11.15%	12/15/2027	21,052	20,770	19,999	0.75

						62,783	61,815	2.31
IT Services
AI Altius Bidco, Inc.	(4)(5)(10)	SOFR + 5.18%	10.47%	12/21/2028	38,554	37,871	37,783	1.41
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	9.26%	10/16/2026	10,113	9,827	10,042	0.37
Endurance International Group Holdings, Inc.	(10)	L + 3.50%	8.79%	2/10/2028	4,436	4,350	4,142	0.15
Park Place Technologies, LLC	(11)	SOFR + 5.00%	10.20%	11/10/2027	26,415	25,560	25,755	0.96
Razor Holdco, LLC	(4)(10)	L + 5.75%	10.90%	10/25/2027	25,610	25,226	25,418	0.95
Turing Midco, LLC	(9)	SOFR + 2.50%	7.69%	3/24/2028	2,060	2,033	2,050	0.08
Virtusa Corp.	(10)	SOFR + 3.75%	8.95%	2/15/2029	3,950	3,918	3,911	0.15
Virtusa Corp.	(10)	L + 3.75%	9.33%	2/11/2028	1,980	1,929	1,960	0.07

						110,714	111,061	4.14

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Leisure Products
Motion Finco, LLC	(8)	L + 3.25%	8.79%	11/12/2026	6,053	5,832	6,009	0.22
Recess Holdings, Inc.	(11)	L + 3.75%	9.02%	9/30/2024	2,166	2,165	2,170	0.08

						7,997	8,179	0.30
Life Sciences Tools & Services
Cambrex Corp.	(10)	SOFR + 3.50%	8.70%	12/4/2026	5,944	5,882	5,903	0.22
Curia Global, Inc.	(10)	SOFR + 3.75%	8.90%	8/30/2026	10,131	9,877	8,760	0.33

						15,759	14,663	0.55
Machinery
Pro Mach Group, Inc.	(11)	L + 4.00%	9.19%	8/31/2028	5,964	5,856	5,957	0.22
Media
Clear Channel Outdoor Holdings, Inc.	(8)	SOFR + 3.50%	8.75%	8/21/2026	1,969	1,947	1,885	0.07
Radiate Holdco, LLC	(10)	SOFR + 3.25%	8.48%	9/25/2026	3,940	3,945	3,298	0.12
Univision Communications, Inc.	(10)	L + 3.25%	8.44%	3/15/2026	3,940	3,937	3,912	0.15
Univision Communications, Inc.	(11)	L + 2.75%	7.94%	3/15/2024	381	381	382	0.01
UPC Financing Partnership	(8)	L + 2.93%	8.12%	1/31/2029	5,500	5,413	5,401	0.20
Virgin Media Bristol, LLC	(8)	L + 3.25%	8.44%	1/31/2029	3,500	3,463	3,490	0.13

						19,086	18,368	0.68
Metals & Mining
SCIH Salt Holdings, Inc.	(10)	L + 4.00%	9.19%	3/16/2027	3,927	3,891	3,875	0.14
Oil, Gas & Consumable Fuels
CQP Holdco, LP	(9)	SOFR + 3.50%	8.69%	6/5/2028	7,884	7,840	7,880	0.29
Eagle Midstream Canada Finance, Inc.	(4)(10)	SOFR + 6.25%	11.34%	8/15/2028	25,906	25,574	25,712	0.96
Freeport LNG Investments, LLLP	(9)	L + 3.50%	8.75%	12/21/2028	4,907	4,875	4,816	0.18
KKR Alberta Midstrean Fince, Inc.	(4)(10)	SOFR + 6.25%	11.34%	8/15/2028	14,094	13,913	13,988	0.52

						52,202	52,396	1.95
Paper & Forest Products
Profile Products, LLC	(4)(10)	SOFR + 5.75%	10.99%	11/12/2027	75,633	74,291	73,175	2.73
Pharmaceuticals
ANI Pharmaceuticals, Inc.	(4)(10)	L + 6.00%	11.19%	11/19/2027	51,288	49,313	51,032	1.90
Jazz Pharmaceuticals, Inc.	(9)	L + 4.75%	9.97%	5/5/2028	3,551	3,552	3,550	0.13

						52,865	54,582	2.03
Professional Services
Aqgen Island Holdings, Inc.	(9)	SOFR + 3.50%	8.72%	8/2/2028	7,900	7,643	7,786	0.29
Armor Holdco, Inc.	(9)	SOFR + 4.50%	10.09%	12/11/2028	4,184	4,113	4,197	0.16
Camelot US Acquisition, LLC	(11)	SOFR + 3.00%	8.27%	10/30/2026	3,335	3,277	3,335	0.12
Cast & Crew Payroll, LLC	(9)	SOFR + 3.75%	8.97%	12/29/2028	4,925	4,923	4,825	0.18
CFGI Holdings, LLC	(4)(10)	SOFR + 5.00%	10.25%	11/2/2027	114,140	114,140	114,140	4.26
Cumming Group, Inc.	(4)(7)(11)	SOFR + 6.00%	11.10%	5/26/2027	15,581	15,565	15,144	0.56
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	8.99%	4/9/2027	9,865	9,691	9,599	0.36
EP Purchaser, LLC	(9)	SOFR + 3.50%	9.00%	11/6/2028	3,456	3,450	3,391	0.13

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Professional Services (continued)
Galaxy US Opco, Inc.	(9)	SOFR + 4.75%	9.85%	4/29/2029	4,963	4,859	4,677	0.17
IG Investments Holdings, LLC	(4)(5)(10)	SOFR + 6.00%	11.20%	9/22/2028	135,670	135,072	134,992	5.04
Kwor Acquisition, Inc.	(4)(10)	SOFR + 5.25%	12.50%	12/22/2028	91,741	88,896	88,530	3.30
National Intergovernmental Purchasing Alliance Co.	(8)	SOFR + 3.50%	8.74%	5/23/2025	4,941	4,908	4,925	0.18
Sherlock Buyer Corp.	(4)(10)	SOFR + 5.75%	11.09%	12/8/2028	27,665	27,318	27,111	1.01
The Dun & Bradstreet Corporation	(8)	SOFR + 3.25%	8.43%	2/6/2026	7,971	7,759	7,988	0.30
Trans Union, LLC	(9)	SOFR + 2.25%	7.52%	12/1/2028	2,229	2,238	2,227	0.08
Trinity Air Consultants Holdings Corp.	(4)(10)	L + 5.25%	10.62%	6/29/2027	118,000	116,996	116,820	4.36
VT Topco, Inc.	(10)	SOFR + 3.75%	8.97%	8/1/2025	5,961	5,928	5,893	0.22
VT Topco, Inc.	(7)(10)	L + 3.75%	7.82%	8/1/2025	170	170	168	0.01
West Monroe Partners, LLC	(4)(7)(10)	L + 5.25%	10.40%	11/8/2028	29,192	28,724	28,171	1.05
West Monroe Partners, LLC	(4)(7)(10)	L + 5.25%	10.41%	11/8/2027	758	758	731	0.03

						586,428	584,650	21.81
Real Estate Management & Development
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 6.25%	11.66%	2/16/2028	18,138	18,277	18,138	0.68
Software
2U, Inc.	(10)	SOFR + 6.50%	11.32%	12/28/2026	45,003	42,983	43,457	1.62
Apex Group Treasury, LLC	(9)	L + 3.75%	9.07%	7/27/2028	1,086	1,072	1,074	0.04
Apex Group Treasury, LLC	(9)	SOFR + 5.00%	9.99%	7/27/2028	61,690	58,140	61,459	2.29
Boxer Parent Company, Inc.	(8)	SOFR + 3.75%	8.97%	10/2/2025	7,687	7,535	7,635	0.28
Brown Group Holdings, LLC	(9)	SOFR + 2.50%	7.75%	6/7/2028	5,919	5,687	5,837	0.22
Cloudera, Inc.	(9)	SOFR + 3.75%	8.95%	10/8/2028	8,160	7,897	7,984	0.30
Community Brands ParentCo, LLC	(4)(5)(10)	SOFR + 5.75%	10.70%	2/24/2028	75,557	74,243	74,046	2.76
Confine Visual Bidco	(4)(7)(10)	SOFR + 5.75%	10.80%	2/23/2029	31,852	31,019	28,575	1.07
ConnectWise, LLC	(9)	L + 3.50%	8.69%	9/29/2028	4,433	4,439	4,327	0.16
Delta Topco, Inc.	(10)	SOFR + 3.75%	9.07%	12/1/2027	3,950	3,923	3,831	0.14
ECI Macola Max Holding, LLC	(10)	SOFR + 3.75%	9.25%	11/9/2027	6,911	6,707	6,849	0.26
Epicor Software Corp.	(10)	SOFR + 3.25%	8.47%	7/30/2027	9,861	9,633	9,752	0.36
Flexera Software, LLC	(10)	SOFR + 3.75%	8.97%	3/3/2028	5,537	5,433	5,466	0.20
GI Consilio Parent, LLC	(9)	L + 4.00%	9.19%	5/12/2028	7,117	6,985	6,935	0.26
GovernmentJobs.com, Inc.	(4)(7)(10)	SOFR + 5.50%	10.70%	12/1/2028	23,305	22,888	22,679	0.85
GovernmentJobs.com, Inc.	(4)(7)(10)	SOFR + 5.50%	10.70%	12/2/2027	962	929	911	0.03
GraphPAD Software, LLC	(4)(11)	SOFR + 5.50%	10.71%	4/27/2027	15,296	15,167	14,990	0.56
Greeneden U.S. Holdings II, LLC	(10)	SOFR + 4.00%	9.22%	12/1/2027	4,432	4,433	4,426	0.17
HS Purchaser, LLC	(10)	SOFR + 4.00%	9.15%	11/19/2026	3,941	3,916	3,606	0.13
Hyland Software, Inc.	(10)	L + 3.50%	8.69%	7/1/2024	3,941	3,927	3,913	0.15
Idera, Inc.	(10)	SOFR + 3.75%	9.01%	3/2/2028	2,955	2,963	2,884	0.11
Informatica, LLC	(8)	SOFR + 2.75%	8.00%	10/27/2028	1,580	1,563	1,580	0.06
ION Trading Finance Ltd.	(8)	SOFR + 4.75%	10.09%	4/3/2028	7,763	7,461	7,630	0.28
LD Lower Holdings, Inc.	(4)(11)	SOFR + 6.50%	11.84%	2/8/2026	14,907	14,811	14,683	0.55

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Medallia, Inc.	(4)(10)	L + 6.50%	11.69 (incl. 5.83 PIK	% % )	10/29/2028	47,824	47,142	46,868	1.75
Mitnick Purchaser, Inc.	(9)	SOFR + 4.75%	9.90%		5/2/2029	4,962	4,942	4,820	0.18
Mitratech Holdings, Inc.	(4)(10)	SOFR + 5.00%	10.17%		5/18/2028	27,500	26,325	26,400	0.98
Mitratech Holdings, Inc.	(10)	SOFR + 4.25%	9.73%		5/18/2028	15,000	14,282	14,606	0.54
Monk Holding Co.	(4)(10)(18)	SOFR + 5.70%	10.84%		12/1/2027	109,323	107,277	108,230	4.04
Monk Holding Co.	(4)(7)(10)	SOFR + 5.50%	10.84%		12/1/2027	680	600	577	0.02
MRI Software, LLC	(5)(11)	SOFR + 5.50%	10.84%		2/10/2026	10,125	9,885	9,847	0.37
Nintex Topco Limited	(4)(10)	SOFR + 6.00%	11.39%		11/13/2028	32,754	32,206	30,625	1.14
NortonLifeLock, Inc.	(9)	SOFR + 2.00%	7.20%		9/12/2029	3,546	3,530	3,533	0.13
Perforce Software, Inc.	(8)	L + 3.75%	8.94%		7/1/2026	1,335	1,332	1,268	0.05
Project Alpha Intermediate Holding, Inc.	(8)	L + 4.00%	9.20%		4/26/2024	2,955	2,951	2,951	0.11
Proofpoint, Inc.	(5)(9)	SOFR + 6.25%	11.47%		8/31/2028	8,850	8,546	8,677	0.32
Quartz Acquireco LLC	(4)(9)	SOFR + 3.50%	8.59%		6/28/2030	6,766	6,699	6,775	0.25
Quest Software US Holdings, Inc.	(9)	SOFR + 4.25%	9.45%		2/1/2029	3,970	3,938	3,102	0.12
RealPage, Inc.	(9)	SOFR + 3.00%	8.22%		4/24/2028	7,892	7,695	7,731	0.29
Relativity ODA, LLC	(4)(7)(11)	SOFR + 6.50%	11.70%		5/12/2027	54,448	53,794	53,624	2.00
Rocket Software, Inc.	(8)	SOFR + 4.25%	9.47%		11/28/2025	1,484	1,433	1,472	0.05
Rocket Software, Inc.	(9)	SOFR + 4.25%	9.47%		11/28/2025	5,406	5,284	5,365	0.20
S2P Acquisition Borrower, Inc.	(8)	SOFR + 4.00%	9.20%		8/14/2026	4,933	4,893	4,926	0.18
SolarWinds Holdings Inc.	(8)	SOFR + 4.00%	8.85%		2/5/2027	2,923	2,923	2,927	0.11
Sophia, LP	(9)	L + 3.50%	9.04%		10/7/2027	9,874	9,550	9,784	0.36
Sovos Compliance, LLC	(9)	SOFR + 4.50%	9.72%		8/11/2028	3,945	3,944	3,816	0.14
SS&C Technologies, Inc.	(9)	SOFR + 2.25%	7.50%		3/22/2029	4,243	4,155	4,236	0.16
Stamps.com, Inc.	(4)(10)	L + 5.75%	10.94%		10/5/2028	59,250	58,321	57,769	2.15
Surf Holdings, LLC	(8)	L + 3.50%	8.70%		3/5/2027	4,929	4,869	4,897	0.18
Symphony Technology Group	(5)(9)	SOFR + 3.75%	9.01%		3/1/2029	5,940	5,848	5,698	0.21
Symphony Technology Group	(5)(10)	L + 4.75%	10.03%		7/27/2028	1,975	1,979	1,494	0.06
The Ultimate Software Group, Inc.	(9)	SOFR + 3.25%	8.27%		5/4/2026	9,128	8,920	8,972	0.33
Triple Lift, Inc.	(4)(10)	SOFR + 5.50%	10.87%		5/5/2028	59,718	59,216	58,524	2.18
Triple Lift, Inc.	(4)(7)(10)	SOFR + 5.25%	10.30%		5/5/2028	821	788	779	0.03
Vision Solutions, Inc.	(5)(10)	L + 4.00%	9.51%		4/24/2028	5,989	5,938	5,705	0.21
VS Buyer, LLC	(8)	SOFR + 3.25%	8.52%		2/28/2027	3,042	3,006	3,012	0.11

							855,965	853,539	31.80
Specialty Retail
CustomInk, LLC	(4)(11)(18)	SOFR + 6.18%	11.26%		5/3/2026	36,866	36,561	36,866	1.38
EG America, LLC	(4)(8)	SOFR + 5.50%	10.73%		2/28/2028	5,937	5,606	5,776	0.22

							42,167	42,642	1.60

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Technology Hardware, Storage & Peripherals
Lytx, Inc.	(4)(11)	SOFR + 6.75%	11.95%	2/28/2028	29,247	29,135	29,027	1.08
Trading Companies & Distributors
Core and Main, LP	(8)	SOFR + 2.50%	7.74%	7/27/2028	3,960	3,886	3,949	0.15
Foundation Building Materials, Inc.	(9)	L + 3.25%	8.52%	1/31/2028	6,904	6,689	6,725	0.25
Icebox Holdco III, Inc.	(9)	SOFR + 3.75%	9.09%	12/22/2028	5,920	5,875	5,753	0.21
LBM Acquisition, LLC	(10)	L + 3.75%	8.90%	12/17/2027	3,940	3,938	3,794	0.14
Park River Holdings, Inc.	(10)	L + 3.25%	8.52%	12/28/2027	3,386	3,339	3,256	0.12
Porcelain Acquisition Corp.	(4)(7)(11)	SOFR + 6.00%	11.34%	4/1/2027	8,733	8,565	8,496	0.32
Specialty Building Products Holdings, LLC	(9)	SOFR + 3.25%	8.45%	10/15/2028	1,975	1,985	1,895	0.07
SRS Distribution, Inc.	(9)	SOFR + 3.50%	8.70%	6/2/2028	1,975	1,953	1,932	0.07
SRS Distribution, Inc.	(9)	L + 3.50%	8.69%	6/2/2028	7,904	7,730	7,698	0.29
The Cook & Boardman Group, LLC	(11)	SOFR + 5.75%	10.94%	10/17/2025	46,693	44,865	42,925	1.60

						88,825	86,423	3.22
Transportation Infrastructure
Froneri International PLC	(8)	SOFR + 2.25%	7.45%	1/29/2027	4,883	4,768	4,864	0.18
Frontline Road Safety, LLC	(4)(10)	SOFR + 5.75%	11.05%	5/3/2027	13,187	12,837	12,626	0.47
Roadsafe Holdings, Inc.	(4)(11)	SOFR + 5.75%	10.94%	10/19/2027	11,887	11,798	11,441	0.43
Roadsafe Holdings, Inc.	(4)(11)	SOFR + 5.75%	11.14%	10/19/2027	6,841	6,764	6,585	0.25

						36,167	35,516	1.33
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	9.24%	12/17/2027	6,710	6,568	6,597	0.25

Total First Lien Debt						5,298,052	5,257,531	196.05

Second Lien Debt
Diversified Consumer Services
Ascend Learning, LLC	(9)	SOFR + 5.75%	11.00%	12/10/2029	$5,301	$4,769	$4,539	0.17%
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	(4)(5)(8)	8.75%	8.75%	4/15/2029	CAD 12,000	8,329	7,980	0.30
Jayhawk Buyer, LLC	(4)(11)	L + 8.75%	14.03%	10/15/2027	24,712	24,549	24,465	0.91

						32,878	32,445	1.21
Industrial Conglomerates
Victory Buyer, LLC	(4)(9)	SOFR + 7.00%	12.51%	11/1/2029	66,704	65,540	60,701	2.26
Life Sciences Tools & Services
Curia Global, Inc.	(4)(10)	L + 6.50%	11.77%	8/31/2029	37,847	37,089	31,224	1.16
Phoenix Newco, Inc.	(4)(9)	SOFR + 6.50%	11.72%	11/15/2029	37,847	37,086	37,847	1.41

						74,175	69,071	2.57

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt (continued)
Software
Apex Group Treasury, LLC	(4)(9)	L + 6.75%	12.29%	7/27/2029	37,847	38,015	37,279	1.39
Proofpoint, Inc.	(5)(9)	SOFR + 6.25%	11.47%	8/31/2029	37,847	36,982	36,806	1.37
Vision Solutions, Inc.	(5)(10)	L + 7.25%	12.51%	4/23/2029	36,721	31,900	31,855	1.19

						106,897	105,940	3.95

Total Second Lien Debt						284,259	272,696	10.16

Bonds
Software
Tangerine Bidco SPA	(4)(8)	E + 6.50%	10.10%	12/30/2029	EUR 66,000	68,014	70,206	2.62
TeamSystem SpA	(4)(8)	E + 6.25%	9.43%	2/15/2028	EUR 35,000	33,453	37,833	1.41

						101,467	108,039	4.03

Total Bonds						101,467	108,039	4.03

Equity
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units	(4)				2,547,048	$4,305	$6,979	0.26%
Air Freight & Logistics
AGI Group Holdings LP - A2 Units	(4)				194	208	141	0.01
Mode Holdings, L.P. - Class A-2 Common Units	(4)				1,230,769	2,215	2,597	0.10

						2,423	2,738	0.11
Chemicals
Pigments LP Int	(4)				1,212	0	0	0.00
Distributors
Box Co-Invest Blocker, LLC	(4)				780,000	780	702	0.03
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP) - Class A Common Units	(4)				301,167	1,239	3,151	0.12

						2,019	3,853	0.15
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests	(4)		11.50%		974,662	1,133	1,189	0.04
Deneb Ultimate Topco, LLC - Class A Units	(4)				728	728	458	0.02

						1,861	1,647	0.06
Health Care Providers & Services
Jayhawk Holdings, LP - A-1 Common Units	(4)				797	210	131	0.00
Jayhawk Holdings, LP - A-2 Common Units	(4)				429	113	70	0.00

						323	201	0.00

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
Software
Lobos Parent, Inc. - Series A Preferred Shares	(4)		10.50%		5,773	5,700	6,307	0.24
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units	(4)				3,000,000	3,542	3,959	0.15
Transportation Infrastructure
Frontline Road Safety Investments, LLC - Class A Common Units	(4)				3,936	376	292	0.01

Total Equity						20,549	25,976	0.98

Total Investments Portfolio						5,704,327	5,664,242	211.22

Cash and Cash Equivalents
State Street Institutional U.S. Government Money Market Fund						6,074	6,074	0.23
Other Cash and Cash Equivalents						156,857	156,857	5.85

Total Portfolio Investments, Cash and Cash Equivalents						$5,867,258	$5,827,173	217.30%

(1)

Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of June 30, 2023, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss Average Rate Overnight (“SARON” or “SA”) or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of June 30, 2023. Variable rate loans typically include an interest reference rate floor feature.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)	Reserved
(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	$781	$(16)
Bazaarvoice, Inc.	Revolver	5/7/2026	2,123	—
Cambium Learning Group, Inc.	Revolver	7/20/2028	3,249	—
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	2,832	—
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	6,094	—
CPI Buyer, LLC	Revolver	11/1/2026	2,974	(59)
CSHC Buyerco, LLC	Delayed Draw Term Loan	9/8/2026	1,170	—
Cumming Group, Inc.	Revolver	5/26/2027	1,891	(47)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	25	—
Express Wash Concepts, LLC	Delayed Draw Term Loan	4/30/2027	10,900	—
GovernmentJobs.com, Inc.	Revolver	11/30/2027	1,604	—
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	8,018	(160)
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	3,414	—
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	1,473	—
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	2,094	—
Latham Pool Products, Inc.	Delayed Draw Term Loan	2/18/2029	11,250	(833)
Monk Holding Co.	Delayed Draw Term Loan	8/12/2023	7,311	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	3,059	—
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	79	—
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/1/2027	2,115	(62)
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	3,721	—
Relativity ODA, LLC	Revolver	5/12/2027	538	(8)
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	5,185	(52)
Smile Doctors, LLC	Revolver	12/23/2027	4,548	—

BCRED Emerald JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	1,450	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	1,449	—
Triple Lift, Inc.	Revolver	5/6/2028	1,321	—
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	11/18/2023	9	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	1,915	(91)
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	3	—
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	7,580	—
West Monroe Partners, LLC	Revolver	11/9/2027	2,085	—
WHCG Purchaser III, Inc.	Revolver	6/22/2026	2	—

Total First Lien Debt			$102,262	$(1,328)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of June 30, 2023 was 0.50%.
(10)	The interest rate floor on these investments as of June 30, 2023 was 0.75%.
(11)	The interest rate floor on these investments as of June 30, 2023 was 1.00%.
(12)	The interest rate floor on these investments as of June 30, 2023 was 1.25%.
(13)	The interest rate floor on these investments as of June 30, 2023 was 1.50%.
(14)	The interest rate floor on these investments as of June 30, 2023 was 2.00%
(15)	For unsettled positions the interest rate does not include the base rate.
(16)	Reserved
(17)	Loan was on non-accrual status as of June 30, 2023.
(18)

These loans are “last-out” portions of loans. The “last-out” portion of the Company’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.

The following table presents the consolidated schedule of investments of the Emerald JV as of December 31, 2022:

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Investments—non- controlled/non-affiliated
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC	(8)	L + 4.00%	8.17%	1/29/2027	$2,977	$2,882	$2,919	0.11%
Atlas CC Acquisition Corp.	(10)	L + 4.25%	8.98%	5/25/2028	9,921	9,545	8,401	0.30
Loar Group, Inc.	(4)(11)	L + 7.25%	11.63%	9/29/2023	28,049	28,049	28,049	1.01
Peraton Corp.	(10)	L + 3.75%	8.13%	2/1/2028	5,472	5,382	5,353	0.19
TransDigm Inc	(12)	SOFR + 6.15%	10.47%	2/22/2027	312	306	312	0.01
Vertex Aerospace Services Corp.	(10)	L + 3.50%	7.88%	12/6/2028	2,978	2,990	2,930	0.11

						49,154	47,964	1.73
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(4)(10)	SOFR + 5.75%	9.13%	6/11/2027	24,489	24,287	24,244	0.88
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	10.57%	12/9/2026	38,931	38,931	38,931	1.41
RWL Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	10.48%	12/31/2028	21,686	21,267	21,417	0.77
SEKO Global Logistics Network, LLC	(4)(5)(11)	L + 4.75%	9.07%	12/30/2026	35,328	35,160	35,151	1.27

						119,645	119,743	4.33
Airlines
Air Canada	(10)	L + 3.50%	8.13%	8/11/2028	3,980	3,946	3,946	0.14
American Airlines, Inc.	(8)	L + 4.00%	8.17%	4/20/2028	3,815	3,938	3,805	0.14
KKR Apple Bidco, LLC	(11)	L + 2.75%	7.13%	9/23/2028	5,955	5,786	5,883	0.21
United Airlines, Inc.	(10)	L + 3.75%	8.11%	4/21/2028	3,980	3,955	3,941	0.14

						17,625	17,575	0.63
Auto Components
Clarios Global LP	(8)	L + 3.25%	7.63%	4/30/2026	3,006	2,864	2,955	0.11
Beverages
Triton Water Holdings, Inc.	(9)	L + 3.50%	8.23%	3/31/2028	5,945	5,808	5,550	0.20
Building Products
Cornerstone Building Brands, Inc.	(9)	L + 3.25%	7.57%	4/12/2028	1,485	1,459	1,339	0.05
CP Atlas Buyer, Inc.	(9)	L + 3.50%	7.88%	11/23/2027	3,961	3,970	3,484	0.13
Express Wash Concepts, LLC	(4)(7)(11)	SOFR + 4.75%	8.88%	4/30/2027	20,448	20,359	19,224	0.70
Fencing Supply Group Acquisition, LLC	(4)(5)(11)	L + 6.00%	11.21%	2/26/2027	19,685	19,605	19,685	0.71
Griffon Corporation	(9)	SOFR + 2.50%	7.01%	1/24/2029	2,470	2,405	2,432	0.09

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Building Products (continued)
iHeartCommunications, Inc.	(11)	L + 3.00%	7.38%	5/1/2026	5,000	4,789	4,598	0.17
Kodiak BP, LLC	(10)	L + 3.25%	7.98%	3/12/2028	4,950	4,895	4,659	0.17
Latham Pool Products, Inc.	(7)(11)	SOFR + 3.75%	8.22%	2/23/2029	29,775	28,848	27,269	0.99
Lindstrom, LLC	(4)(11)	SOFR + 6.25%	10.47%	4/7/2025	27,705	27,705	27,428	0.99
New Arclin US Holding Corp.	(7)(9)	L + 3.75%	8.13%	10/2/2028	1,370	1,377	1,186	0.04
Tamko Building Product, LLC	(8)	L + 3.00%	7.73%	6/1/2026	2,977	2,885	2,891	0.10
The Chamberlain Group, Inc.	(9)	L + 3.25%	7.63%	11/3/2029	4,950	4,893	4,678	0.17
Windows Acquisition Holdings, Inc.	(4)(5)(11)	L + 6.50%	11.23%	12/29/2026	10,668	10,668	10,668	0.39

						133,858	129,541	4.70
Capital Markets
Advisor Group Holdings, Inc.	(8)	L + 4.50%	8.88%	7/31/2026	9,073	8,781	8,893	0.32
AllSpring Buyer, LLC	(9)	L + 3.00%	7.75%	11/1/2028	1,985	1,994	1,962	0.07
Resolute Investment Managers, Inc.	(11)	L + 4.25%	8.98%	4/30/2024	2,447	2,451	1,994	0.07
Situs-AMC Holdings Corporation	(4)(11)	SOFR + 5.75%	10.23%	12/22/2027	96,200	94,928	95,238	3.45
Superannuation And Investments US, LLC	(9)	L + 3.75%	8.13%	12/1/2028	1,980	1,991	1,953	0.07
The Edelman Financial Engines Center, LLC	(10)	L + 3.50%	7.88%	4/7/2028	8,691	8,400	8,133	0.29

						118,545	118,173	4.27
Chemicals
DCG Acquisition Corp.	(8)	SOFR + 4.50%	8.72%	9/30/2026	2,970	2,973	2,806	0.10%
Dominion Colour Corporation	(4)(11)(14)	L + 8.25%	11.19%	4/6/2024	10,970	10,918	5,567	0.20
Starfruit Finco BV	(10)	L + 2.75%	10.13%	10/1/2025	1,980	1,902	1,957	0.07

						15,793	10,330	0.37
Commercial Services & Supplies
Access CIG, LLC	(8)	L + 3.75%	7.82%	2/27/2025	5,791	5,753	5,685	0.21
Acrisure LLC	(8)	SOFR + 5.75%	9.92%	2/15/2027	27,462	26,103	27,313	0.99
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	8.17%	5/12/2028	8,920	8,687	8,492	0.31
Anticimex, Inc.	(4)(9)	L + 4.00%	8.73%	11/16/2028	2,978	3,002	2,896	0.10
Anticimex, Inc.	(4)(9)	L + 3.50%	5.25%	11/16/2028	24,938	23,695	24,127	0.87
Anticimex, Inc.	(9)	L + 3.50%	8.23%	11/16/2028	4,966	4,764	4,805	0.17
Bazaarvoice, Inc.	(4)(7)(8)	SOFR + 5.75%	10.37%	5/7/2028	19,619	19,619	19,619	0.71

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Commercial Services & Supplies (continued)
Belfor Holdings, Inc.	(8)	L + 4.00%	8.38%	4/6/2026	3,969	3,952	3,949	0.14
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	8.07%	3/31/2028	7,950	7,838	7,622	0.28
EAB Global, Inc.	(9)	L + 3.50%	7.88%	8/16/2028	4,955	4,869	4,779	0.17
Energizer Holdings Inc	(9)	L + 3.75%	8.13%	12/8/2028	4,716	4,689	4,523	0.16
eResearchTechnology, Inc.	(11)	L + 4.50%	8.88%	2/4/2027	1,905	1,871	1,686	0.06
First Advantage Holdings, LLC	(11)	L + 2.75%	7.13%	1/31/2027	6,000	5,892	5,903	0.21
Foundational Education Group, Inc.	(4)(9)	SOFR + 3.75%	8.59%	8/31/2028	3,980	3,858	3,582	0.13
Garda World Security Corp.	(8)	L + 4.25%	8.93%	10/30/2026	3,000	3,016	2,927	0.11
Garda World Security Corp.	(8)	SOFR + 4.25%	8.53%	2/1/2029	5,985	5,755	5,776	0.21
Genuine Financial Holdings, LLC	(8)	L + 3.75%	7.82%	7/11/2025	8,230	8,088	7,944	0.29
International SOS The Americas LP	(8)	L + 4.50%	8.88%	9/7/2028	1,980	1,986	1,965	0.07
Java Buyer, Inc.	(4)(7)(10)	L + 5.75%	10.52%	12/15/2027	11,397	11,187	10,977	0.40
JSS Holdings, Inc.	(4)(10)	L + 6.00%	10.34%	12/27/2028	36,830	36,599	36,830	1.33
Knowledge Pro Buyer, Inc.	(4)(7)(10)	L + 5.75%	10.04%	12/10/2027	20,589	20,194	20,399	0.74
KPSKY Acquisition, Inc.	(4)(10)	L + 5.50%	9.54%	10/19/2028	136,343	129,600	128,503	4.65
PECF USS Intermediate Holding III Corp.	(9)	L + 4.25%	8.63%	12/15/2028	2,970	2,986	2,488	0.09
Polyphase Elevator Holding Co.	(4)(11)	L + 4.00%	9.17%	6/23/2027	19,799	19,291	19,106	0.69
Polyphase Elevator Holding Co.	(4)(11)	SOFR + 5.50%	10.18%	6/3/2027	8,613	8,392	8,333	0.30
Recycle & Resource US, LLC	(9)	L + 3.50%	8.23%	7/14/2028	2,977	2,990	2,714	0.10
Restaurant Technologies, Inc.	(11)	SOFR + 4.25%	8.83%	4/2/2029	19,854	19,410	19,542	0.71
Revspring, Inc.	(8)	L + 4.00%	8.73%	10/11/2025	2,969	2,972	2,873	0.10
The Action Environmental Group, Inc.	(4)(12)	L + 6.00%	10.66%	1/16/2026	2,062	2,022	2,036	0.07
The Action Environmental Group, Inc.	(4)(12)	SOFR + 6.00%	10.66%	1/16/2026	19,400	19,032	19,158	0.69
The Action Environmental Group, Inc.	(4)(12)	L + 3.91%	9.91%	1/15/2026	5,925	5,856	5,850	0.21
The Action Environmental Group, Inc.	(4)(12)	SOFR + 6.15%	10.47%	1/15/2026	5,387	5,325	5,319	0.19

						429,293	427,721	15.46

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Communications Equipment
Commscope Inc	(10)	L + 4.25%	8.98%	4/6/2026	299	283	282	0.01
Construction & Engineering
Atlas Intermediate III, LLC	(4)(10)	L + 7.50%	11.59%	2/25/2028	24,317	24,256	24,074	0.87
Brookfield WEC Holdings, Inc.	(10)	L + 3.75%	8.07%	8/1/2025	9,919	9,580	9,795	0.35
Pike Electric Corp.	(10)	L + 5.00%	7.39%	1/21/2028	6,000	5,827	5,927	0.21
Pike Electric Corp.	(10)	L + 3.50%	7.82%	1/21/2028	2,993	2,923	2,971	0.11
Refficiency Holdings, LLC	(7)(10)	L + 3.75%	7.82%	12/16/2027	4,472	4,425	4,245	0.15

						47,011	47,012	1.69
Construction Materials
Quikrete Holdings, Inc.	(11)	L + 3.00%	7.38%	6/11/2028	5,955	5,786	5,916	0.21
White Cap Buyer, LLC	(9)	SOFR + 3.75%	8.07%	10/19/2027	5,180	5,004	5,018	0.18

						10,790	10,934	0.39
Containers & Packaging
Ascend Buyer, LLC	(4)(10)	SOFR + 6.25%	10.67%	10/2/2028	75,545	74,815	74,789	2.71
Berlin Packaging, LLC	(9)	L + 3.75%	7.88%	3/11/2028	8,920	8,722	8,603	0.31
Bway Holding Corporation	(11)	L + 6.25%	10.63%	4/3/2024	1,979	1,962	1,936	0.07
Charter NEX US, Inc.	(10)	L + 3.75%	8.13%	12/1/2027	6,467	6,227	6,294	0.23
Graham Packaging Co, Inc.	(10)	L + 3.00%	7.38%	8/4/2027	4,455	4,407	4,385	0.16
Novolex, Inc.	(9)	SOFR + 3.93%	8.60%	4/13/2029	8,955	8,647	8,551	0.31
ProAmpac PG Borrower, LLC	(10)	L + 3.75%	7.87%	11/3/2025	2,977	2,986	2,859	0.10
Ring Container Technologies Group, LLC	(9)	L + 3.50%	7.88%	8/12/2028	2,977	2,871	2,944	0.11
TricorBraun Holdings, Inc.	(9)	L + 3.25%	7.63%	3/3/2028	7,300	7,019	6,982	0.25
Trident TPI Holdings, Inc.	(8)	L + 3.25%	7.98%	9/15/2028	3,005	3,005	2,975	0.11
Trident TPI Holdings, Inc.	(9)	L + 4.00%	7.67%	9/15/2028	5,951	5,720	5,729	0.21

						126,381	126,047	4.57
Distributors
BP Purchaser, LLC	(4)(10)	L + 5.50%	10.24%	12/10/2028	50,760	49,752	49,110	1.78
Bution Holdco 2, Inc.	(4)(11)	L + 6.25%	10.63%	10/17/2025	23,299	23,168	23,299	0.84
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	10.66%	12/29/2026	15,710	15,742	15,632	0.57
Genuine Cable Group, LLC	(4)(10)	SOFR + 5.75%	10.17%	11/2/2026	32,141	31,677	31,498	1.14

BCRED Emerald JV LP

Consolidated Schedule of Investments
December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Distributors (continued)
Marcone Yellowstone Buyer, Inc.	(4)(5)(10)	SOFR + 5.50%	10.98%	6/23/2028	82,800	80,814	79,488	2.88
Tailwind Colony Holding Corporation	(4)(11)	L + 6.25%	10.98%	11/13/2024	31,575	31,156	31,101	1.13
Unified Door & Hardware Group, LLC	(4)(11)	L + 5.75%	10.32%	12/18/2027	39,559	39,457	38,867	1.41

						271,766	268,995	9.75
Diversified Consumer Services
Ascend Learning, LLC	(9)	L + 3.50%	7.88%	12/11/2028	8,143	7,870	7,720	0.28
Cambium Learning Group, Inc.	(4)(7)(10)	L + 5.50%	9.74%	7/20/2028	34,970	34,970	34,970	1.27
Colibri Group, LLC	(10)	SOFR + 5.00%	8.74%	3/12/2029	3,970	3,935	3,716	0.13
Dreambox Learning Holding, LLC	(4)(5)(10)	L + 6.25%	9.44%	12/1/2027	34,200	33,627	32,148	1.16
EM Bidco Limited	(9)	SOFR + 4.25%	8.93%	7/6/2029	5,000	4,983	4,898	0.18
KUEHG Corp.	(11)	L + 3.75%	8.48%	2/21/2025	6,938	6,795	6,680	0.24
Learning Care Group	(11)	L + 3.25%	7.64%	3/13/2025	7,931	7,701	7,399	0.27
Pre-Paid Legal Services, Inc.	(9)	L + 3.75%	8.13%	12/15/2028	7,940	7,773	7,654	0.28
Prime Security Service Borrower, LLC	(9)	L + 3.75%	8.13%	9/23/2026	4,962	4,830	4,925	0.18
Renaissance Learning, Inc.	(11)	SOFR + 4.50%	8.72%	3/30/2029	3,980	3,919	3,837	0.14
Rinchem Company, LLC	(4)(9)	SOFR + 4.50%	9.18%	3/2/2029	3,980	3,962	3,771	0.14
University Support Services, LLC	(9)	L + 3.25%	7.63%	2/10/2029	9,117	8,909	8,889	0.32
Weld North Education, LLC	(9)	L + 3.75%	7.82%	12/21/2027	1,981	1,963	1,946	0.07

						131,237	128,553	4.66
Diversified Financial Services
Barbri Holdings, Inc.	(4)(7)(10)	L + 5.75%	10.13%	4/28/2028	62,851	62,260	62,222	2.25
Citco Funding LLC	(9)	L + 3.25%	7.63%	4/19/2028	7,357	7,174	7,321	0.26
Corporation Service Company	(9)	SOFR + 3.25%	7.57%	11/2/2029	2,527	2,453	2,505	0.09
Mitchell International, Inc.	(9)	L + 3.75%	8.41%	10/15/2028	8,436	8,182	7,799	0.28
Polaris Newco, LLC	(9)	L + 4.00%	8.73%	6/2/2028	6,947	6,650	6,357	0.23
Sedgwick Claims Management Services, Inc.	(8)	L + 3.25%	7.63%	12/31/2025	7,450	7,312	7,259	0.26

						94,031	93,463	3.37

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Diversified Telecommunication Services
Zacapa, LLC	(9)	SOFR + 4.25%	8.83%	3/22/2029	5,955	5,864	5,739	0.21
Zayo Group Holdings, Inc.	(9)	SOFR + 4.25%	8.57%	3/9/2027	2,125	2,047	1,774	0.06

						7,911	7,513	0.27
Electric Utilities
Qualus Power Services Corp.	(4)(7)(11)	L + 5.25%	10.01%	3/26/2027	11,330	11,222	11,206	0.41
Electrical Equipment
Madison IAQ, LLC	(9)	L + 3.25%	7.99%	6/21/2028	6,695	6,524	6,245	0.23
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	(4)(5)(11)	L + 6.00%	10.75	12/23/2026	14,805	14,628	13,842	0.50
Infinite Bidco, LLC	(9)	L + 3.25%	7.98%	3/2/2028	2,970	2,982	2,858	0.10
Ingram Micro, Inc.	(9)	L + 3.50%	8.23%	6/30/2028	2,970	2,982	2,933	0.11

						20,592	19,633	0.71
Energy Equipment & Services
Tetra Technologies, Inc.	(4)(11)	L + 6.25%	10.63%	9/10/2025	22,793	22,793	22,793	0.82
Entertainment
CE Intermediate I, LLC	(4)(9)	L + 4.00%	8.59%	11/10/2028	4,963	4,958	4,739	0.17
Recorded Books, Inc.	(8)	SOFR + 4.00%	8.32%	8/29/2025	4,000	3,948	3,922	0.14

						8,906	8,661	0.31
Health Care Equipment & Supplies
Auris Luxembourg III Sarl	(8)	L + 3.75%	8.68%	2/27/2026	7,936	7,618	7,122	0.26
CPI Buyer, LLC	(4)(7)(10)	L + 5.50%	10.23%	11/1/2028	139,958	136,023	134,950	4.88
CSHC Buyerco, LLC	(4)(7)(11)	L + 4.75%	9.48%	9/8/2026	7,452	7,297	7,287	0.26
Messer GMBH	(9)	L + 2.50%	7.23%	3/2/2026	3,094	3,039	3,072	0.11
Mozart Borrower LP	(9)	L + 3.25%	7.63%	10/23/2028	8,933	8,721	8,505	0.31
Natus Medical Incorporated	(4)(9)	SOFR + 5.50%	8.68%	7/20/2029	3,720	3,490	3,460	0.13
Resonetics, LLC	(10)	L + 4.00%	8.41%	4/28/2028	2,970	2,960	2,836	0.10
Sunshine Luxembourg VII S.à r.l, LLC	(10)	L + 3.75%	8.48%	10/1/2026	9,912	9,650	9,517	0.34

						178,798	176,749	6.39

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)		Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services
ACI Group Holdings, Inc.	(4)(5)(10)	L + 5.75%	10.13%		8/2/2028	136,388	134,914	134,343	4.86
ADCS Clinics Intermediate Holdings, LLC	(4)(7)(11)	L + 6.50%	11.66%		5/7/2027	34,755	34,293	34,222	1.24
ADMI Corp.	(9)	L + 3.75%	8.13%		12/23/2027	5,949	5,758	5,434	0.20
Amerivet Partners Management, Inc.	(4)(5)(10)	SOFR + 5.50%	10.23%		2/25/2028	97,017	94,344	93,136	3.37
Canadian Hospital Specialties Ltd.	(4)(5)(11)	C + 4.50%	9.36%		4/14/2028	CAD 29,924	21,745	21,919	0.79
CCBlue Bidco, Inc.	(4)(7)(10)	L + 6.25%	9.92 (incl. 2.75 PIK	% % )	12/21/2028	20,885	20,519	19,708	0.71
CHG Healthcare Services, Inc.	(9)	L + 3.25%	7.63%		9/29/2028	8,932	8,600	8,758	0.32
DCA Investment Holdings, LLC	(4)(7)(10)	SOFR + 6.00%	9.98%		4/3/2028	29,079	28,805	28,788	1.04
DCA Investment Holdings, LLC	(4)(10)	SOFR + 6.00%	9.53%		4/3/2028	1,186	1,175	1,174	0.04
Electron Bidco, Inc.	(9)	L + 3.00%	7.38%		11/1/2028	6,948	6,766	6,775	0.25
Epoch Acquisition, Inc.	(4)(11)	SOFR + 6.00%	10.19%		10/4/2024	29,118	29,104	28,972	1.05
Forefront Management Holdings, LLC	(4)(7)(10)	SOFR + 4.25%	8.57%		4/1/2029	7,337	7,224	7,169	0.26
Global Medical Response, Inc.	(11)	L + 4.25%	8.42%		10/2/2025	4,955	4,861	3,502	0.13
Heartland Dental, LLC	(4)(8)	L + 4.00%	8.39%		4/30/2025	39,126	37,679	36,913	1.34
ICS US Holdings, Inc.	(4)(9)	SOFR + 4.50%	8.40%		6/8/2028	35,000	32,726	32,375	1.17
Jayhawk Buyer, LLC	(4)(11)	L + 5.00%	9.73%		10/15/2026	31,267	31,017	30,954	1.12
LifePoint Health, Inc.	(8)	L + 3.75%	8.16%		11/16/2025	7,000	6,995	6,616	0.24
Midwest Physician Administrative Services, LLC	(10)	L + 3.25%	7.98%		3/12/2028	2,970	2,974	2,743	0.10
National Mentor Holdings, Inc.	(10)	L + 3.75%	8.33%		3/2/2028	3,019	2,556	2,127	0.08
Navigator Acquiror, Inc.	(4)(7)(9)	L + 5.75%	9.98 (incl. 5.11 PIK	% % )	7/16/2027	16,674	16,612	16,507	0.60
NMSC Holdings, Inc.	(10)	SOFR + 5.25%	9.67%		2/23/2029	3,075	3,046	2,532	0.09
Onex TSG Intermediate Corp.	(10)	L + 4.75%	9.16%		2/28/2028	1,980	1,993	1,773	0.06
Pathway Vet Alliance, LLC	(8)	L + 3.75%	8.13%		3/31/2027	4,955	4,868	4,154	0.15

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
Pediatric Associates Holding Co., LLC	(7)(9)	L + 3.25%	7.63%	12/29/2028	3,709	3,694	3,519	0.13
PetVet Care Centers, LLC	(10)	L + 3.50%	7.88%	2/14/2025	6,445	6,292	6,077	0.22
Phoenix Guarantor, Inc.	(8)	L + 3.50%	7.88%	3/5/2026	8,425	8,249	7,930	0.29
PSKW Intermediate, LLC	(4)(11)	L + 6.25%	10.64%	3/9/2026	36,754	36,754	36,754	1.33
Radnet, Inc.	(10)	L + 3.00%	7.73%	4/21/2028	4,270	4,271	4,166	0.15
Reverb Buyer, Inc.	(9)	L + 3.50%	7.88%	11/1/2028	3,973	3,939	3,733	0.14
Smile Doctors, LLC	(4)(7)(10)	L + 5.75%	10.48%	12/23/2028	147,128	144,323	144,137	5.22
Stepping Stones Healthcare Services, LLC	(4)(7)(10)	L + 5.75%	10.51%	1/2/2029	15,379	15,092	14,893	0.54
Surgery Centers Holdings, Inc.	(10)	L + 3.75%	8.05%	8/31/2026	8,958	8,790	8,867	0.32
U.S. Anesthesia Partners, Inc.	(9)	L + 4.25%	8.37%	10/1/2028	2,970	2,984	2,835	0.10
US Oral Surgery Management Holdco, LLC	(4)(7)(10)	L + 5.50%	10.18%	11/18/2027	25,917	25,543	25,617	0.93
WHCG Purchaser III, Inc.	(4)(5)(7)(10)	L + 5.75%	10.48%	6/22/2028	6,595	6,457	5,379	0.19
WP CityMD Bidco, LLC	(9)	L + 4.25%	8.37%	12/22/2028	7,139	7,028	7,133	0.26

						811,990	801,634	29.03
Health Care Technology
Edifecs, Inc.	(4)(10)	L + 5.50%	10.23%	9/21/2026	9,770	9,653	9,672	0.35
Edifecs, Inc.	(4)(11)	L + 7.50%	12.23%	9/21/2026	17,899	18,327	18,257	0.66
GI Ranger Intermediate, LLC	(4)(10)	SOFR + 6.00%	10.73%	10/29/2028	44,801	44,152	44,129	1.60
Imprivata, Inc.	(10)	SOFR + 4.25%	8.57%	12/1/2027	4,975	4,844	4,812	0.17
Netsmart Technologies, Inc.	(10)	L + 4.00%	8.38%	10/1/2027	3,932	3,896	3,797	0.14
Project Ruby Ultimate Parent Corp.	(4)(10)	SOFR + 5.75%	10.07%	3/10/2028	49,875	48,436	48,379	1.75
Waystar Technologies, Inc.	(8)	L + 4.00%	8.38%	10/22/2026	6,949	6,762	6,845	0.25

						136,070	135,891	4.92
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	L + 3.50%	7.88%	8/17/2028	6,947	6,741	6,880	0.25
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	8.32%	1/27/2029	6,948	6,660	6,619	0.24

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Hotels, Restaurants & Leisure (continued)
GVC Finance LLC	(8)	SOFR + 3.50%	8.18%	10/31/2029	915	903	912	0.03
GVC Holdings Gibraltar, Ltd.	(11)	L + 4.25%	8.63%	3/29/2027	2,977	2,918	2,960	0.11
IRB Holding Corp.	(10)	SOFR + 3.00%	7.32%	12/15/2027	7,373	7,199	7,166	0.26
IRB Holding Corp.	(10)	SOFR + 3.00%	7.32%	2/5/2025	1,979	1,981	1,965	0.07
Scientific Games Holdings LP	(9)	SOFR + 3.50%	7.10%	4/4/2029	1,995	1,896	1,907	0.07
Tacala Investment Corp.	(10)	L + 3.50%	7.88%	2/5/2027	7,943	7,789	7,659	0.28
Twin River Worldwide Holdings, Inc.	(9)	L + 3.25%	7.54%	10/2/2028	5,360	5,196	4,974	0.18
Whatabrands, LLC	(9)	L + 3.25%	7.63%	8/3/2028	8,775	8,489	8,501	0.31

						49,772	49,543	1.80
Household Durables
AI Aqua Merger Sub, Inc.	(7)(9)	SOFR + 3.75%	8.09%	7/31/2028	8,540	8,208	8,034	0.29
Fluidra SA	(9)	SOFR + 2.00%	8.48%	1/29/2029	1,990	1,985	1,898	0.07
Hunter Douglas, Inc.	(9)	SOFR + 3.50%	7.86%	2/26/2029	3,150	3,136	2,788	0.10

						13,329	12,720	0.46
Industrial Conglomerates
Engineered Machinery Holdings, Inc.	(10)	L + 3.75%	8.48%	5/19/2028	3,970	3,829	3,850	0.14
FCG Acquisitions, Inc.	(9)	L + 3.75%	8.48%	3/31/2028	8,925	8,693	8,509	0.31
SPX Flow, Inc.	(9)	SOFR + 4.50%	8.92%	4/5/2029	1,995	1,920	1,869	0.07
Vertical US Newco, Inc.	(9)	L + 3.50%	6.87%	7/30/2027	4,060	4,027	3,917	0.14
Victory Buyer, LLC	(4)(9)	L + 3.75%	8.10%	11/19/2028	9,962	9,390	8,393	0.30

						27,859	26,538	0.96
Insurance
Alera Group, Inc.	(4)(10)	SOFR + 6.00%	10.42%	10/2/2028	46,833	45,929	45,897	1.66
Alliant Holdings Intermediate, LLC	(10)	L + 3.50%	7.63%	11/5/2027	1,979	1,968	1,956	0.07
Alliant Holdings Intermediate, LLC	(9)	L + 3.50%	7.85%	11/6/2027	2,970	2,985	2,907	0.11
AssuredPartners, Inc.	(9)	SOFR + 3.50%	7.82%	2/12/2027	25,061	24,267	24,755	0.90
Baldwin Risk Partners, LLC	(9)	L + 3.50%	7.79%	10/14/2027	6,937	6,846	6,781	0.25
BroadStreet Partners, Inc.	(8)	L + 3.00%	7.38%	1/27/2027	7,931	7,702	7,707	0.28
Foundation Risk Partners Corp.	(4)(10)	SOFR + 6.00%	10.68%	10/29/2028	76,800	76,058	76,032	2.75
Galway Borrower, LLC	(4)(5)(10)	L + 5.25%	8.99%	9/30/2028	44,873	43,790	43,751	1.58

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Insurance (continued)
High Street Buyer, Inc.	(4)(5)(10)	L + 6.00%	10.73%	4/14/2028	6,784	6,735	6,733	0.24
Howden Group Holdings Limited	(10)	L + 3.25%	7.69%	11/12/2027	4,485	4,487	4,375	0.16
HUB International Limited	(10)	L + 3.25%	7.53%	4/25/2025	8,401	8,207	8,327	0.30
NFP Corp.	(8)	L + 3.25%	7.63%	2/15/2027	9,266	8,997	8,886	0.32
PGIS Intermediate Holdings, LLC	(4)(5)(10)	L + 5.50%	10.63%	10/16/2028	63,658	61,661	61,589	2.23
RSC Acquisition, Inc.	(4)(5)(10)	SOFR + 5.50%	10.10%	10/30/2026	45,925	44,972	44,662	1.62
SG Acquisition, Inc.	(4)(9)	L + 5.00%	9.17%	1/27/2027	77,653	77,587	77,653	2.81
USI, Inc.	(9)	L + 3.75%	8.33%	11/22/2029	6,874	6,806	6,823	0.25

						428,997	428,834	15.53
Interactive Media & Services
Ancestry.com Operations, Inc	(9)	L + 3.25%	7.63%	12/6/2027	2,970	2,974	2,757	0.10
Cengage Learning, Inc.	(11)	L + 4.75%	7.81%	7/14/2026	1,485	1,496	1,339	0.05
MH Sub I, LLC	(11)	L + 3.75%	8.13%	9/13/2024	7,930	7,798	7,722	0.28
Project Boost Purchaser, LLC	(8)	L + 4.00%	8.39%	6/1/2026	6,944	6,772	6,711	0.24
Red Planet Borrower, LLC	(9)	L + 3.75%	8.13%	10/2/2028	4,950	4,934	3,123	0.11
SurveyMonkey, Inc.	(8)	L + 3.75%	8.14%	10/10/2025	567	566	550	0.02
William Morris Endeavor Entertainment, LLC	(9)	L + 3.75%	8.14%	5/18/2025	4,979	4,802	4,885	0.18

						29,342	27,087	0.98
Internet & Direct Marketing Retail
Donuts, Inc.	(4)(7)(11)	SOFR + 6.00%	10.43%	12/29/2026	42,454	42,207	42,029	1.52
Prodege International Holdings, LLC	(4)(10)	L + 5.75%	10.52%	12/15/2027	21,157	20,842	20,734	0.75

						63,049	62,763	2.27
IT Services
AI Altius Bidco, Inc.	(4)(5)(10)	L + 5.50%	10.65%	12/21/2028	38,554	37,809	37,783	1.37
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	8.70%	10/16/2026	10,165	9,820	9,842	0.36
Endurance International Group Holdings, Inc.	(10)	L + 3.50%	7.72%	2/10/2028	4,459	4,350	4,024	0.15
Park Place Technologies, LLC	(11)	SOFR + 5.00%	9.42%	11/10/2027	26,550	25,593	25,106	0.91
Razor Holdco, LLC	(4)(10)	L + 5.75%	9.42%	10/25/2027	25,740	25,310	25,225	0.91
Sabre GLBL, Inc.	(9)	L + 3.50%	7.57%	12/17/2027	4,962	4,720	4,534	0.16
Sabre GLBL, Inc.	(9)	L + 3.50%	7.88%	6/30/2028	4,765	4,536	4,417	0.16
Turing Midco, LLC	(9)	L + 2.75%	6.88%	3/24/2028	2,774	2,737	2,754	0.10

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
IT Services (continued)
Virtusa Corp.	(10)	L + 3.75%	8.13%	2/11/2028	1,990	1,933	1,926	0.07
Virtusa Corp.	(10)	L + 3.75%	8.17%	2/15/2029	3,970	3,935	3,843	0.14

						120,743	119,454	4.33
Leisure Products
Motion Finco, LLC	(8)	L + 3.25%	7.98%	11/12/2026	8,436	8,077	8,068	0.29
Recess Holdings, Inc.	(11)	L + 3.75%	8.16%	9/30/2024	2,178	2,176	2,170	0.08

						10,253	10,238	0.37
Life Sciences Tools & Services
Cambrex Corp.	(10)	SOFR + 3.50%	7.92%	12/4/2026	5,946	5,869	5,790	0.21
Curia Global, Inc.	(10)	L + 3.75%	8.16%	8/30/2026	10,188	9,889	8,440	0.31

						15,758	14,230	0.52
Machinery
Pro Mach Group, Inc.	(11)	L + 4.00%	8.38%	8/31/2028	6,095	5,976	5,942	0.22
Media
Clear Channel Outdoor Holdings, Inc.	(8)	L + 3.50%	7.91%	8/21/2026	1,980	1,953	1,808	0.07
Radiate Holdco, LLC	(10)	L + 3.25%	7.63%	9/25/2026	3,960	3,966	3,235	0.12
Univision Communications, Inc.	(10)	L + 3.25%	7.63%	3/15/2026	4,341	4,338	4,286	0.16
UPC Financing Partnership	(11)	L + 3.00%	7.24%	1/31/2029	5,500	5,405	5,385	0.19
Virgin Media Bristol, LLC	(11)	L + 3.25%	7.57%	1/31/2029	3,500	3,460	3,475	0.13

						19,122	18,189	0.67
Metals & Mining
SCIH Salt Holdings, Inc.	(10)	L + 4.00%	8.41%	3/16/2027	3,951	3,911	3,851	0.14
Oil, Gas & Consumable Fuels
CQP Holdco, LP	(9)	L + 3.75%	8.48%	6/5/2028	7,925	7,876	7,900	0.29
Eagle Midstream Canada Finance, Inc.	(4)(10)	SOFR + 6.25%	10.52%	8/15/2028	25,906	25,542	25,518	0.92
Freeport LNG Investments, LLLP	(9)	L + 3.50%	7.74%	12/21/2028	4,932	4,896	4,701	0.17
KKR Alberta Midstrean Finance, Inc.	(4)(10)	SOFR + 6.25%	10.52%	8/15/2028	14,094	13,896	13,882	0.50

						52,210	52,001	1.88
Paper & Forest Products
Profile Products, LLC	(4)(10)	L + 5.50%	10.14%	11/12/2027	76,192	74,685	74,478	2.69
Pharmaceuticals
ANI Pharmaceuticals, Inc.	(10)	L + 6.00%	10.38%	11/19/2027	51,534	49,372	48,957	1.77

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Pharmaceuticals (continued)
Jazz Pharmaceuticals, Inc.	(10)	L + 4.75%	8.49%	5/5/2028	3,571	3,572	3,545	0.13

						52,944	52,502	1.90
Professional Services
ALKU, LLC	(4)(10)	SOFR + 5.25%	9.67%	3/1/2028	18,669	18,590	18,669	0.68
Aqgen Island Holdings, Inc.	(9)	L + 3.50%	8.25%	8/2/2028	7,940	7,657	7,606	0.28
Armor Holdco, Inc.	(9)	SOFR + 4.50%	9.54%	12/11/2028	4,205	4,127	4,179	0.15
Camelot US Acquisition, LLC	(11)	L + 3.00%	7.38%	10/30/2026	3,548	3,475	3,500	0.13
Cast & Crew Payroll, LLC	(9)	SOFR + 3.75%	8.07%	12/29/2028	4,950	4,948	4,892	0.18
CFGI Holdings, LLC	(4)(10)	L + 5.00%	9.39%	11/2/2027	121,504	121,504	121,504	4.40
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	8.07%	4/9/2027	9,916	9,717	9,286	0.34
Galaxy US Opco, Inc.	(9)	SOFR + 4.75%	9.07%	4/29/2029	5,000	4,887	4,538	0.16
IG Investments Holdings, LLC	(4)(5)(10)	L + 6.00%	10.38%	9/22/2028	136,361	135,703	135,679	4.91
Kwor Acquisition, Inc.	(4)(10)	L + 5.50%	9.64%	12/22/2028	92,164	89,047	88,938	3.22
National Intergovernmental Purchasing Alliance Co.	(8)	SOFR + 3.50%	8.08%	5/23/2025	4,967	4,924	4,912	0.18
Sherlock Buyer Corp.	(4)(10)	L + 5.75%	10.48%	12/8/2028	27,805	27,424	26,832	0.97
The Dun & Bradstreet Corporation	(9)	L + 3.75%	8.07%	2/6/2026	8,013	7,745	7,953	0.29
Trans Union, LLC	(9)	L + 2.25%	6.63%	12/1/2028	2,389	2,399	2,370	0.09
Trinity Air Consultants Holdings Corp.	(4)(10)	L + 5.25%	10.18%	6/29/2027	118,000	116,846	116,820	4.23
VT Topco, Inc.	(7)(10)	L + 3.75%	8.13%	8/1/2025	6,059	6,016	5,887	0.21
West Monroe Partners, LLC	(4)(7)(10)	L + 5.50%	9.84%	11/8/2028	29,340	28,826	28,593	1.03

						593,835	592,158	21.45
Real Estate Management & Development
Cumming Group, Inc.	(4)(7)(11)	L + 5.25%	8.92%	5/26/2027	14,627	14,584	14,140	0.51
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 6.25%	10.67%	2/16/2028	18,138	18,291	18,138	0.66

						32,875	32,278	1.17
Road & Rail
Gruden Acquisition, Inc.	(4)(5)(11)	L + 5.50%	7.75%	7/1/2028	81,142	80,165	80,128	2.90

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)		Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software
2U, Inc.	(10)	L + 5.75%	10.16%		12/30/2024	67,442	65,101	64,956	2.35
Apex Group Treasury LLC	(9)	L + 6.75%	11.41%		7/27/2028	22,000	20,680	21,450	0.78
Apex Group Treasury, LLC	(4)(9)	L + 3.75%	8.26%		7/27/2028	41,092	38,476	40,045	1.45
Boxer Parent Company, Inc.	(8)	L + 3.75%	8.13%		10/2/2025	8,089	7,872	7,764	0.28
Brown Group Holdings, LLC	(11)	L + 2.50%	6.88%		6/7/2028	5,953	5,696	5,855	0.21
Cloudera, Inc.	(9)	L + 3.75%	8.13%		10/8/2028	8,201	7,914	7,759	0.28
Community Brands ParentCo, LLC	(4)(5)(10)	SOFR + 5.75%	10.17%		2/24/2028	75,940	74,480	74,421	2.69
Confine Visual Bidco	(4)(7)(10)	SOFR + 5.75%	10.05%		2/23/2029	31,852	30,946	30,158	1.09
ConnectWise, LLC	(9)	L + 3.50%	7.88%		9/29/2028	4,455	4,462	4,243	0.15
Delta Topco, Inc.	(10)	SOFR + 3.75%	8.15%		12/1/2027	3,970	3,939	3,680	0.13
ECI Macola Max Holding, LLC	(10)	L + 3.75%	8.48%		11/9/2027	6,947	6,718	6,686	0.24
EP Purchaser, LLC	(9)	L + 3.25%	7.63%		11/6/2028	3,474	3,466	3,443	0.12
Epicor Software Corp.	(10)	L + 3.25%	7.63%		7/30/2027	9,911	9,657	9,539	0.35
Flexera Software, LLC	(10)	L + 3.75%	8.14%		3/3/2028	5,589	5,469	5,377	0.19
GI Consilio Parent, LLC	(9)	L + 4.00%	8.38%		5/12/2028	7,153	7,005	6,785	0.25
GovernmentJobs.com, Inc.	(4)(7)(10)	L + 5.50%	9.88%		12/1/2028	23,423	22,927	22,823	0.83
GraphPAD Software, LLC	(4)(11)	L + 5.50%	6.50%		4/27/2027	15,557	15,409	15,402	0.56
Greeneden U.S. Holdings II, LLC	(10)	L + 4.00%	8.38%		12/1/2027	4,455	4,456	4,287	0.16
HS Purchaser, LLC	(10)	SOFR + 4.00%	8.19%		11/19/2026	3,962	3,932	3,582	0.13
Hyland Software, Inc.	(10)	L + 3.50%	7.88%		7/1/2024	3,961	3,941	3,916	0.14
Idera, Inc.	(10)	L + 3.75%	7.50%		3/2/2028	2,970	2,979	2,808	0.10
Informatica, LLC	(11)	L + 2.75%	7.19%		10/27/2028	1,588	1,570	1,562	0.06
ION Trading Finance Ltd.	(8)	L + 4.75%	9.48%		4/3/2028	7,803	7,454	7,421	0.27
Ivanti Software, Inc.	(10)	L + 4.00%	8.73%		12/1/2027	1,980	1,970	1,568	0.06
LD Lower Holdings, Inc.	(4)(7)(11)	L + 6.50%	11.23%		2/8/2026	14,983	14,868	14,758	0.53
Maverick Acquisition, Inc.	(4)(10)	SOFR + 2.50%	9.28%		5/18/2028	27,500	26,206	26,125	0.95
Medallia, Inc.	(4)(10)	L + 6.50%	10.88 (incl. 5.44 PIK	% % )	10/29/2028	46,458	45,713	45,529	1.65
Mitnick Purchaser, Inc.	(9)	SOFR + 4.75%	8.94%		5/2/2029	4,988	4,965	4,685	0.17

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)		Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Monk Holding Co.	(4)(7)(10)	L + 5.50%	9.67%		12/1/2027	110,608	108,230	108,578	3.93
MRI Software, LLC	(5)(11)	L + 5.50%	10.23%		2/10/2026	10,178	9,890	9,809	0.35
Nintex Topco Limited	(4)(10)	L + 6.00%	10.73%		11/13/2028	32,836	32,237	30,702	1.11
NortonLifeLock, Inc.	(9)	SOFR + 2.00%	6.42%		9/12/2029	4,000	3,980	3,941	0.14
Perforce Software, Inc.	(8)	L + 3.75%	8.13%		7/1/2026	1,342	1,338	1,254	0.05
Project Alpha Intermediate Holding, Inc.	(8)	L + 4.00%	8.39%		4/26/2024	2,970	2,965	2,904	0.11
Proofpoint, Inc.	(5)(9)	L + 3.25%	7.98%		8/31/2028	8,895	8,560	8,575	0.31
Quest Software US Holdings, Inc.	(9)	SOFR + 4.25%	8.49%		2/1/2029	3,990	3,955	3,096	0.11
RealPage, Inc.	(9)	L + 3.00%	7.38%		4/24/2028	7,932	7,713	7,559	0.27
Relativity ODA, LLC	(4)(7)(11)	L + 10.55%	11.89 (incl. 11.55 PIK	% % )	5/12/2027	53,210	52,472	52,403	1.90
Rocket Software, Inc.	(8)	L + 4.25%	8.63%		11/28/2025	1,492	1,440	1,438	0.05
Rocket Software, Inc.	(9)	L + 4.25%	8.63%		11/28/2025	5,434	5,286	5,247	0.19
S2P Acquisition Borrower, Inc.	(8)	SOFR + 4.00%	8.32%		8/14/2026	4,959	4,912	4,831	0.17
SolarWinds Holdings Inc.	(10)	SOFR + 4.00%	8.32%		2/5/2027	2,930	2,930	2,906	0.11
Sophia, LP	(9)	L + 3.50%	8.23%		10/7/2027	9,925	9,561	9,602	0.35
Sovos Compliance, LLC	(9)	L + 4.50%	8.88%		8/11/2028	3,965	3,964	3,663	0.13
SS&C Technologies, Inc.	(9)	SOFR + 2.25%	6.67%		3/22/2029	4,265	4,169	4,197	0.15
Stamps.com, Inc.	(4)(10)	L + 5.75%	10.13%		10/5/2028	29,775	29,264	29,031	1.05
Stamps.com, Inc.	(4)(10)	L + 5.75%	10.13%		10/5/2028	29,775	29,264	29,031	1.05
Surf Holdings, LLC	(8)	L + 3.50%	8.23%		3/5/2027	4,958	4,886	4,820	0.17
Symphony Technology Group	(5)(10)	L + 4.75%	9.17%		7/27/2028	1,985	1,989	1,709	0.06
Symphony Technology Group	(5)(9)	SOFR + 3.75%	7.97%		3/1/2029	5,970	5,863	5,573	0.20
The Ultimate Software Group, Inc.	(9)	L + 3.25%	7.00%		5/4/2026	9,174	8,928	8,750	0.32
Triple Lift, Inc.	(4)(7)(10)	SOFR + 5.50%	10.12%		5/5/2028	60,795	60,203	59,553	2.15
Vision Solutions, Inc.	(10)	L + 4.00%	8.36%		4/24/2028	6,019	5,963	5,000	0.18
VS Buyer, LLC	(11)	L + 3.00%	7.38%		2/28/2027	3,057	3,016	2,979	0.11

							861,249	853,778	30.89
Specialty Retail
CustomInk, LLC	(4)(11)	L + 6.18%	7.18%		5/3/2026	36,866	36,508	36,866	1.33
EG Dutch Finco BV	(8)	L + 4.00%	8.73%		2/7/2025	5,961	5,732	5,644	0.20

							42,240	42,510	1.53

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Technology Hardware, Storage & Peripherals
Lytx, Inc.	(4)(11)	SOFR + 6.75%	11.17%	2/28/2026	29,237	29,125	28,067	1.02
Trading Companies & Distributors
Core and Main, LP	(11)	SOFR + 2.50%	7.42%	7/27/2028	3,980	3,898	3,940	0.14
Foundation Building Materials, Inc.	(9)	L + 3.25%	7.66%	1/31/2028	6,940	6,700	6,587	0.24
Icebox Holdco III, Inc.	(9)	L + 3.50%	8.23%	12/22/2028	5,953	5,888	5,514	0.20
LBM Acquisition, LLC	(10)	L + 3.75%	7.12%	12/17/2027	3,960	3,958	3,451	0.12
Park River Holdings, Inc.	(10)	L + 3.25%	6.99%	12/28/2027	3,403	3,349	2,991	0.11
Porcelain Acquisition Corp.	(4)(7)(11)	L + 5.75%	10.48%	4/1/2027	8,783	8,593	8,721	0.32
Specialty Building Products Holdings, LLC	(9)	L + 3.25%	7.64%	10/15/2028	1,985	1,996	1,794	0.06
SRS Distribution, Inc.	(9)	SOFR + 3.50%	7.92%	6/2/2028	9,930	9,713	9,517	0.34
The Cook & Boardman Group, LLC	(11)	SOFR + 5.75%	9.99%	10/17/2025	46,970	44,734	40,101	1.45

						88,829	82,616	2.98
Transportation Infrastructure
First Student Bidco, Inc.	(9)	L + 3.00%	7.73%	7/21/2028	3,093	3,088	2,805	0.10
Froneri International PLC	(11)	L + 2.25%	6.63%	1/29/2027	4,918	4,787	4,796	0.17
Frontline Road Safety, LLC	(4)(10)	L + 5.75%	6.68%	5/3/2027	13,251	12,854	12,456	0.45
Roadsafe Holdings, Inc.	(4)(11)	L + 5.75%	10.87%	10/19/2027	18,856	18,670	18,668	0.68

						39,399	38,725	1.40
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	8.58%	12/17/2027	6,745	6,574	6,462	0.23

Total First Lien Debt						5,521,131	5,460,255	197.58

Second Lien Debt
Diversified Consumer Services
Ascend Learning, LLC	(9)	L + 3.50%	7.88%	12/10/2029	5,301	4,705	4,588	0.17

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt (continued)
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	(4)(5)(8)	8.75%	8.75%	4/15/2029	CAD 12,000	8,117	8,170	0.30
Jayhawk Buyer, LLC	(4)(11)	L + 8.75%	13.17%	10/15/2027	24,712	24,530	24,527	0.89

						32,647	32,697	1.19
Industrial Conglomerates
Victory Buyer, LLC	(4)(9)	L + 7.00%	11.35%	11/1/2029	66,704	65,449	57,199	2.07
Life Sciences Tools & Services
Curia Global, Inc.	(4)(10)	L + 6.50%	10.91%	8/31/2029	37,847	37,028	29,521	1.07
Phoenix Newco, Inc.	(4)(9)	L + 6.50%	10.88%	11/15/2029	37,847	37,027	36,995	1.34

						74,055	66,516	2.41
Software
Apex Group Treasury, LLC	(4)(9)	L + 6.75%	11.48%	7/27/2029	3,622	3,639	3,486	0.13
Apex Group Treasury, LLC	(9)	L + 3.75%	8.26%	7/27/2028	34,225	34,389	32,941	1.19
Proofpoint, Inc.	(5)(9)	L + 3.25%	7.98%	8/31/2028	37,847	36,913	36,538	1.32
Vision Solutions, Inc.	(5)(10)	L + 7.25%	11.61%	4/23/2029	37,847	32,460	28,231	1.02

						107,401	101,196	3.66

Total Second Lien Debt						284,257	262,196	9.49

Bonds
Aerospace & Defense
Howmet Aerospace Inc	(8)	5.90%	5.90%	2/1/2027	1,360	1,389	1,355	0.05
Automobiles
Ford Motor Co	(8)	4.13%	4.13%	8/4/2025	2,610	2,505	2,449	0.09
Banks
Barclays PLC	(8)	5.20%	5.20%	5/12/2026	2,570	2,540	2,502	0.09
Barclays PLC	(8)	4.84%	4.84%	5/9/2028	860	812	794	0.03
Barclays PLC	(8)	2.85%	2.85%	5/7/2026	2,100	1,961	1,953	0.07
Huntington Bancshares Inc	(8)	4.44%	4.44%	8/4/2028	620	598	592	0.02
Lloyds Banking Group PLC	(8)	4.65%	4.65%	3/24/2026	5,000	4,849	4,794	0.17
Synchrony Bank	(8)	5.40%	5.40%	8/22/2025	5,000	4,946	4,912	0.18
Synovus Financial Corp	(8)	5.20%	5.20%	8/11/2025	100	99	99	0.00

						15,805	15,646	0.56

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Building Products
Trane Technologies Luxembourg Finance SA	(8)	3.80%	3.80%	3/21/2029	460	432	424	0.02
Capital Markets
FactSet Research Systems Inc	(8)	2.90%	2.90%	3/1/2027	1,810	1,672	1,646	0.06
Jefferies Financial Group Inc.	(8)	4.15%	4.15%	1/23/2030	2,650	2,424	2,372	0.09
MSCI Inc.	(8)	4.00%	4.00%	11/15/2029	200	183	175	0.01
Nomura Holdings Inc	(8)	1.65%	1.65%	7/14/2026	2,250	1,986	1,961	0.07
Nomura Holdings Inc	(8)	2.33%	2.33%	1/22/2027	1,270	1,134	1,114	0.04
StoneX Group Inc.	(8)	8.63%	8.63%	6/15/2025	1,740	1,777	1,760	0.06

						9,176	9,028	0.33
Chemicals
Ingevity Corp	(8)	3.88%	3.88%	11/1/2028	480	421	414	0.01
Minerals Technologies Inc.	(8)	5.00%	5.00%	7/1/2028	1,240	1,123	1,107	0.04
Westlake Corp	(8)	3.60%	3.60%	8/15/2026	3,400	3,235	3,199	0.12

						4,779	4,720	0.17
Commercial Services & Supplies
Clean Harbors Inc.	(8)	4.88%	4.88%	7/15/2027	740	718	702	0.03
Communications Equipment
Juniper Networks Inc	(8)	3.75%	3.75%	8/15/2029	2,230	2,029	1,992	0.07
Motorola Solutions Inc	(8)	4.60%	4.60%	5/23/2029	4,110	4,018	3,920	0.14

						6,047	5,912	0.21
Construction & Engineering
Fluor Corp	(8)	4.25%	4.25%	9/15/2028	1,870	1,719	1,686	0.06
Quanta Services Inc	(8)	0.95%	0.95%	10/1/2024	1,830	1,695	1,686	0.06

						3,414	3,372	0.12
Consumer Finance
FirstCash Inc	(8)	5.63%	5.63%	1/1/2030	3,460	3,216	3,084	0.11
Navient Corp	(8)	6.75%	6.75%	6/25/2025	4,060	4,011	3,904	0.14
Navient Corp	(8)	4.88%	4.88%	3/15/2028	460	393	379	0.01
OneMain Finance Corp	(8)	6.88%	6.88%	3/15/2025	3,070	3,040	2,956	0.11
PRA Group Inc	(8)	5.00%	5.00%	10/1/2029	860	727	711	0.03
SLM Corp	(8)	4.20%	4.20%	10/29/2025	240	227	220	0.01

						11,614	11,254	0.41

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Containers & Packaging
Berry Global, Inc.	(8)	1.65%	1.65%	1/15/2027	3,320	2,872	2,844	0.10
OI European Group BV	(8)	4.75%	4.75%	2/15/2030	550	491	482	0.02
TriMas Corp	(8)	4.13%	4.13%	4/15/2029	150	133	131	0.00

						3,496	3,457	0.12
Diversified Consumer Services
Block Financial LLC	(8)	2.50%	2.50%	7/15/2028	3,220	2,796	2,743	0.10
Prime Security Services Borrower LLC	(8)	5.75%	5.75%	4/15/2026	2,800	2,783	2,701	0.10
Service Corp International	(8)	4.63%	4.63%	12/15/2027	3,900	3,712	3,650	0.13

						9,291	9,094	0.33
Electric Utilities
NextEra Energy Operating Partners LP	(8)	4.25%	4.25%	7/15/2024	180	177	175	0.01
Electronic Equipment, Instruments & Components
Avnet Inc	(8)	4.63%	4.63%	4/15/2026	1,990	1,937	1,917	0.07
CDW LLC	(8)	2.67%	2.67%	12/1/2026	1,740	1,572	1,548	0.06
CDW LLC	(8)	3.28%	3.28%	12/1/2028	4,280	3,733	3,672	0.13
Flex Ltd	(8)	4.88%	4.88%	6/15/2029	5,000	4,769	4,715	0.17
Jabil Inc	(8)	4.25%	4.25%	5/15/2027	5,000	4,798	4,736	0.17
Teledyne Technologies Inc	(8)	1.60%	1.60%	4/1/2026	1,340	1,209	1,200	0.04
TTM Technologies Inc	(8)	4.00%	4.00%	3/1/2029	630	560	541	0.02

						18,578	18,329	0.66
Energy Equipment & Services
Enerflex Ltd	(8)	9.00%	9.00%	10/15/2027	2,920	2,964	2,916	0.11
Equity Real Estate Investment
EPR Properties	(8)	4.95%	4.95%	4/15/2028	430	380	368	0.01
Equity Real Estate Investment Trusts (REITs)
Brixmor Operating Partnership LP	(8)	4.13%	4.13%	6/15/2026	3,780	3,609	3,569	0.13
Iron Mountain Inc	(8)	4.88%	4.88%	9/15/2027	2,670	2,535	2,460	0.09
Iron Mountain Inc	(8)	5.25%	5.25%	3/15/2028	1,120	1,065	1,032	0.04

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Service Corp International	(8)	7.50%	7.50%	9/15/2025	3,910	3,829	3,731	0.14

						11,038	10,792	0.40
Food Products
Campbell Soup Co	(8)	4.15%	4.15%	3/15/2028	880	857	842	0.03
Conagra Brands Inc	(8)	4.85%	4.85%	11/1/2028	700	696	684	0.02
Conagra Brands Inc	(8)	1.38%	1.38%	11/1/2027	2,580	2,187	2,153	0.08
Lamb Weston Holdings Inc	(8)	4.88%	4.88%	5/15/2028	2,820	2,726	2,677	0.10

						6,466	6,356	0.23
Gas Utilities
Superior General Partner Inc	(8)	4.50%	4.50%	3/15/2029	330	290	283	0.01
Health Care Providers & Services
Centene Corp	(8)	4.25%	4.25%	12/15/2027	2,330	2,226	2,190	0.08
HCA Inc.	(8)	4.50%	4.50%	2/15/2027	5,360	5,224	5,174	0.19
Molina Healthcare Inc	(8)	4.38%	4.38%	6/15/2028	120	112	110	0.00
Universal Health Services Inc	(8)	1.65%	1.65%	9/1/2026	2,560	2,229	2,198	0.08

						9,791	9,672	0.35
Hotels, Restaurants & Leisure
Hilton Domestic Operating Co Inc	(8)	3.75%	3.75%	5/1/2029	400	359	347	0.01
Hyatt Hotels Corp	(8)	4.38%	4.38%	9/15/2028	4,220	3,933	3,869	0.14
New Red Finance Inc	(8)	3.88%	3.88%	1/15/2028	2,080	1,923	1,865	0.07
New Red Finance Inc	(8)	3.50%	3.50%	2/15/2029	2,900	2,559	2,491	0.09
Vail Resorts Inc	(8)	6.25%	6.25%	5/15/2025	940	952	942	0.03
Yum! Brands Inc	(8)	4.75%	4.75%	1/15/2030	1,680	1,595	1,544	0.06

						11,321	11,058	0.40
Household Durables
D.R. Horton Inc	(8)	1.30%	1.30%	10/15/2026	3,860	3,370	3,324	0.12
Lennar Corp	(8)	4.75%	4.75%	11/29/2027	1,830	1,789	1,767	0.06
LGI Homes Inc	(8)	4.00%	4.00%	7/15/2029	790	622	611	0.02
M/I Homes Inc	(8)	3.95%	3.95%	2/15/2030	560	448	453	0.02
Meritage Homes Corp	(8)	3.88%	3.88%	4/15/2029	1,100	955	934	0.03

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Household Durables (continued)
Taylor Morrison Communities Inc	(8)	5.88%	5.88%	6/15/2027	640	640	616	0.02
Taylor Morrison Communities Inc	(8)	5.75%	5.75%	1/15/2028	840	815	788	0.03
Tempur Sealy International Inc	(8)	4.00%	4.00%	4/15/2029	1,920	1,680	1,616	0.06
Toll Brothers Finance Corp	(8)	4.88%	4.88%	3/15/2027	5,120	4,905	4,896	0.18

						15,224	15,005	0.54
Independent Power and Renewable Electricity Producers
DPL INC	(8)	4.13%	4.13%	7/1/2025	2,260	2,174	2,127	0.08
Drax Finco PLC	(8)	6.63%	6.63%	11/1/2025	2,450	2,367	2,345	0.08

						4,541	4,472	0.16
Industrial Conglomerates
Icahn Enterprises LP	(8)	4.75%	4.75%	9/15/2024	1,180	1,154	1,134	0.04
Icahn Enterprises LP	(8)	5.25%	5.25%	5/15/2027	3,520	3,329	3,231	0.12

						4,483	4,365	0.16
Insurance
Willis North America Inc	(8)	4.65%	4.65%	6/15/2027	2,820	2,769	2,728	0.10
IT Services
CGI Inc	(8)	1.45%	1.45%	9/14/2026	2,190	1,952	1,940	0.07
Gartner Inc.	(8)	3.63%	3.63%	6/15/2029	4,100	3,714	3,608	0.13

						5,666	5,548	0.20
Machinery
Allison Transmission Inc	(8)	4.75%	4.75%	10/1/2027	820	777	762	0.03
Allison Transmission Inc	(8)	5.88%	5.88%	6/1/2029	3,470	3,389	3,265	0.12
CNH Industrial NV	(8)	3.85%	3.85%	11/15/2027	2,370	2,251	2,224	0.08
Weir Group PLC	(8)	2.20%	2.20%	5/13/2026	3,810	3,449	3,383	0.12

						9,866	9,634	0.35
Media
Sirius XM Radio Inc	(8)	5.00%	5.00%	8/1/2027	4,460	4,245	4,132	0.15
Metals & Mining
Carpenter Technology Corp	(8)	6.38%	6.38%	7/15/2028	3,280	3,179	3,125	0.11
FMG Resources August 2006 Pty Ltd	(8)	5.88%	5.88%	4/15/2030	2,880	2,752	2,687	0.10
Freeport-McMoRan Inc	(8)	4.13%	4.13%	3/1/2028	5,000	4,697	4,633	0.17

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Media (continued)
Mineral Resources Ltd	(8)	8.00%	8.00%	11/1/2027	4,300	4,487	4,403	0.16
Steel Dynamics Inc	(8)	3.45%	3.45%	4/15/2030	4,620	4,169	4,073	0.15

						19,284	18,921	0.69
Mortgage Real Estate Investment Trusts (REITs)
Starwood Property Trust Inc	(8)	3.75%	3.75%	12/31/2024	4,640	4,476	4,362	0.16
Multiline Retail
Macy’s Retail Holdings LLC	(8)	5.88%	5.88%	3/15/2030	520	470	452	0.02
Oil, Gas & Consumable Fuels
Antero Midstream Partners LP	(8)	5.75%	5.75%	3/1/2027	3,590	3,524	3,400	0.12
Crestwood Midstream Partners LP	(8)	5.63%	5.63%	5/1/2027	1,500	1,437	1,398	0.05
DCP Midstream Operating LP	(8)	5.38%	5.38%	7/15/2025	2,880	2,887	2,858	0.10
DCP Midstream Operating LP	(8)	5.63%	5.63%	7/15/2027	2,270	2,302	2,256	0.08
EnLink Midstream Partners LP	(8)	4.85%	4.85%	7/15/2026	1,640	1,583	1,544	0.06
Hess Corp	(8)	4.30%	4.30%	4/1/2027	3,790	3,670	3,625	0.13
Hess Midstream Operations LP	(8)	5.13%	5.13%	6/15/2028	2,810	2,664	2,603	0.09
Holly Energy Partners LP	(8)	6.38%	6.38%	4/15/2027	4,120	4,156	4,053	0.15
Matador Resources Co	(8)	5.88%	5.88%	9/15/2026	2,170	2,119	2,090	0.08
NuStar Logistics LP	(8)	6.00%	6.00%	6/1/2026	2,750	2,710	2,653	0.10
ONEOK Inc	(8)	4.55%	4.55%	7/15/2028	2,420	2,330	2,289	0.08
PBF Holding Co LLC	(8)	7.25%	7.25%	6/15/2025	4,400	4,330	4,355	0.16
Phillips 66 Partners LP	(8)	3.75%	3.75%	3/1/2028	3,150	2,959	2,905	0.11
Spectra Energy Partners LP	(8)	3.38%	3.38%	10/15/2026	470	445	438	0.02
Sunoco LP	(8)	4.50%	4.50%	5/15/2029	3,010	2,738	2,637	0.10

						39,854	39,104	1.43
Paper & Forest Products
Louisiana-Pacific Corp	(8)	3.63%	3.63%	3/15/2029	1,910	1,687	1,658	0.06

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Personal Products
Edgewell Personal Care Co	(8)	5.50%	5.50%	6/1/2028	820	785	768	0.03
Pharmaceuticals
Royalty Pharma PLC	(8)	1.75%	1.75%	9/2/2027	680	587	577	0.02
Professional Services
Booz Allen Hamilton Inc	(8)	3.88%	3.88%	9/1/2028	4,320	3,972	3,835	0.14
Real Estate Management & Development
Howard Hughes Corp	(8)	5.38%	5.38%	8/1/2028	2,250	2,080	2,031	0.07
Howard Hughes Corp	(8)	4.13%	4.13%	2/1/2029	180	156	151	0.01

						2,236	2,182	0.08
Road & Rail
Ryder System Inc	(8)	4.30%	4.30%	6/15/2027	1,000	969	959	0.03
Semiconductors & Semiconductor Equipment
Broadcom Corp	(8)	3.88%	3.88%	1/15/2027	5,450	5,219	5,163	0.19
ON Semiconductor Corp	(8)	3.88%	3.88%	9/1/2028	150	136	131	0.00
Qorvo Inc	(8)	1.75%	1.75%	12/15/2024	4,770	4,414	4,399	0.16

						9,769	9,693	0.35
Software
Fair Isaac Corp	(8)	4.00%	4.00%	6/15/2028	4,770	4,404	4,337	0.16
Oracle Corp	(8)	2.80%	2.80%	4/1/2027	1,150	1,059	1,048	0.04
Tangerine Bidco SPA	(4)(8)	6.50%	6.50%	12/30/2029	EUR 66,000	67,855	68,325	2.47
TeamSystem SpA	(4)(8)	6.50%	6.50%	2/15/2028	EUR 35,000	33,348	36,325	1.31

						106,666	110,035	3.98
Specialty Retail
Abercrombie & Fitch Management Co	(8)	8.75%	8.75%	7/15/2025	1,700	1,700	1,669	0.06
Asbury Automotive Group, Inc.	(8)	4.75%	4.75%	3/1/2030	660	573	553	0.02
Bath & Body Works Inc	(8)	9.38%	9.38%	7/1/2025	2,410	2,618	2,577	0.09
Foot Locker Inc	(8)	4.00%	4.00%	10/1/2029	440	370	343	0.01
Gap Inc	(8)	3.63%	3.63%	10/1/2029	1,940	1,538	1,371	0.05
Sonic Automotive Inc	(8)	4.63%	4.63%	11/15/2029	440	372	353	0.01

						7,171	6,866	0.24

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Technology Hardware, Storage & Peripherals
VMware Inc	(8)	3.90%	3.90%	8/21/2027	3,030	2,874	2,833	0.10
Xerox Holdings Corp	(8)	5.50%	5.50%	8/15/2028	1,680	1,436	1,347	0.05

						4,310	4,180	0.15
Textiles, Apparel & Luxury Goods
PVH Corp	(8)	4.63%	4.63%	7/10/2025	1,810	1,765	1,749	0.06
Thrifts & Mortgage Finance
MGIC Investment Corp	(8)	5.25%	5.25%	8/15/2028	1,620	1,533	1,496	0.05
NMI Holdings Inc	(8)	7.38%	7.38%	6/1/2025	2,060	2,116	2,084	0.08
Radian Group Inc	(8)	6.63%	6.63%	3/15/2025	2,850	2,857	2,816	0.10

						6,506	6,396	0.23
Trading Companies & Distributors
Air Lease Corp	(8)	1.88%	1.88%	8/15/2026	5,030	4,447	4,375	0.16
GATX Corp	(8)	3.25%	3.25%	9/15/2026	270	254	251	0.01

						4,701	4,626	0.17
Trading Companies & Distributors
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	(8)	3.88%	3.88%	1/23/2028	2,850	2,608	2,568	0.09
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	(8)	4.63%	4.63%	10/15/2027	2,280	2,165	2,121	0.08
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	(8)	3.00%	3.00%	10/29/2028	540	467	453	0.02
United Rentals North America Inc	(8)	4.88%	4.88%	1/15/2028	1,800	1,747	1,710	0.06

						6,987	6,852	0.25

Total Bonds						398,660	396,461	14.35

Equity
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units	(4)				2,547,048	4,305	5,680	0.21

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
Air Freight & Logistics
AGI Group Holdings LP - A2 Units	(4)				194	208	155	0.01
Mode Holdings, L.P. - Class A-2 Common Units	(4)				1,230,769	2,215	2,400	0.09

						2,423	2,555	0.10
Distributors
Box Co-Invest Blocker, LLC	(4)				780,000	780	694	0.03
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests	(4)		11.50%		974,662	1,133	1,184	0.04
Deneb Ultimate Topco, LLC - Class A Units	(4)				728	728	575	0.02

						1,861	1,759	0.06
Health Care Providers & Services
Jayhawk Holdings, LP - A-1 Common Units	(4)				797	210	227	0.01
Jayhawk Holdings, LP - A-2 Common Units	(4)				429	113	122	0.00

						323	349	0.01
Software
Lobos Parent, Inc. - Series A Preferred Shares	(4)		10.50%		5,773	5,700	6,134	0.22
Transportation Infrastructure
Frontline Road Safety Investments, LLC - Class A Common Units	(4)				3,936	376	275	0.01

Equity Total						15,768	17,446	0.63

Total Investments—non- controlled/non-affiliated						6,219,816	6,136,358	222.04

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
Total Investments—non-controlled/affiliated
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP) - Class A Common Units	(4)(14)				502,415	1,828	3,190	0.12

Total Equity						1,828	3,190	0.12

Total Investments—non- controlled/affiliated						1,828	3,190	0.12

Investments—controlled/affiliated
Equity
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units	(4)(14)				3,000,000	3,542	3,762	0.14%

Total Equity						3,542	3,762	0.14

Total Investments—controlled/affiliated						3,542	3,762	0.14

Total Investment Portfolio						6,225,186	6,143,310	222.29

Cash and Cash Equivalents
State Street Institutional U.S. Government Money Market Fund						5,107	5,107	0.18%
Other Cash and Cash Equivalents						118,005	118,005	4.27

Total Portfolio Investments, Cash and Cash Equivalents						$6,348,298	$6,266,422	226.75%

(1)

Unless otherwise indicated, issuers of debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2022, the Company had investments denominated in Canadian Dollars (CAD) and Euros (EUR). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

(“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. Variable rate loans typically include an interest reference rate floor feature. For each such loan, the Company has provided the interest rate in effect on the date presented.
(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(4)	These investments were valued using unobservable inputs and are considered Level 3 investments.
(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(6)	For unsettled positions the interest rate does not include the base rate.
(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/ non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	$781	$(16)
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	5/7/2023	489	—
AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	7/31/2028	519	—
Barbri Holdings, Inc.	Delayed Draw Term Loan	4/28/2023	1,363	—
Bazaarvoice, Inc.	Revolver	5/7/2026	2,123	—
Monk Holding Co.	Delayed Draw Term Loan	8/12/2023	7,311	—
Cambium Learning Group, Inc.	Revolver	7/20/2028	3,249	—
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	2,832	—
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	6,094	—
CPI Buyer, LLC	Delayed Draw Term Loan	5/1/2023	7,175	—
CPI Buyer, LLC	Revolver	11/1/2026	2,974	(59)
CSHC Buyerco, LLC	Delayed Draw Term Loan	9/8/2026	3,511	(53)
Cumming Group, Inc.	Delayed Draw Term Loan	5/26/2027	1,150	—
Cumming Group, Inc.	Revolver	5/26/2027	1,776	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	44	—
Donuts, Inc.	Delayed Draw Term Loan	12/29/2027	5,874	—
Express Wash Concepts, LLC	Delayed Draw Term Loan	4/30/2027	14,500	—
Forefront Management Holdings, LLC	Delayed Draw Term Loan	3/23/2029	132	—
GovernmentJobs.com, Inc.	Revolver	11/30/2027	2,566	(51)
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	8,018	(80)
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	3,414	—

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments—non-controlled/ non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	1,939	(15)
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	2,094	—
Latham Pool Products, Inc.	Delayed Draw Term Loan	2/18/2029	11,250	(942)
LD Lower Holdings, Inc.	Delayed Draw Term Loan	2/8/2023	2,542	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	3,686	—
New Arclin US Holding Corp.	Delayed Draw Term Loan	9/22/2028	202	(24)
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	263	—
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/1/2027	2,115	(62)
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	3/17/2023	3,721	—
Qualus Power Services Corp.	Delayed Draw Term Loan	3/26/2023	1,442	—
Refficiency Holdings, LLC	Delayed Draw Term Loan	12/16/2027	1	—
Relativity ODA, LLC	Revolver	5/12/2027	538	(8)
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	5,185	(52)
Smile Doctors, LLC	Revolver	12/23/2027	2,425	—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	2,139	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	507	—
Triple Lift, Inc.	Revolver	5/6/2028	1,321	—
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	11/18/2023	2,160	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	1,915	(19)
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	117	—
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	7,580	—
West Monroe Partners, LLC	Revolver	11/9/2027	2,843	(14)
WHCG Purchaser III, Inc.	Revolver	6/22/2026	491	—
WHCG Purchaser III, Inc.	Delayed Draw Term Loan	6/22/2023	1,154	—

Total Unfunded Commitments			$133,525	$(1,395)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2022 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2022 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2022 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2022 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2022 was 1.50%.
(14)	Loan was on non-accrual status as of December 31, 2022.

Below is selected consolidated statements of assets and liabilities information for the Emerald JV as of June 30, 2023 and December 31, 2022 (Unaudited):

	June 30, 2023	December 31, 2022
ASSETS
Investments at fair value (cost of $5,704,327 and $6,225,186 at June 30, 2023 and December 31, 2022, respectively)	$5,664,242	$6,143,310
Cash and cash equivalents	162,931	123,112
Interest receivable	59,505	67,094
Receivable for investments sold	10,331	195,023
Deferred financing costs	13,641	12,664
Other assets	—	65

Total assets	$5,910,650	$6,541,268

LIABILITIES
Debt	$3,121,132	$3,377,064
Distribution payable	47,507	91,832
Payable for investments purchased and other liabilities	61,040	308,750

Total liabilities	3,229,679	3,777,646

MEMBERS’ EQUITY
Members’ Equity	2,680,971	2,763,622

Total Members’ Equity	2,680,971	2,763,622

Total liabilities and members’ equity	$5,910,650	$6,541,268

The following table presents the selected consolidated statements of operations information of the Emerald JV for the three and six months ended June 30, 2023 and June 30, 2022 (Unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Investment income:
Interest income	$162,897	$37,306	$322,113	$62,927
Payment-in-kind interest income	881	—	3,462	—
Dividend income	8	—	345	—
Other income	47	77	1,433	242

Total investment income	163,833	37,383	327,353	63,169

Expenses:
Interest expense	60,223	9,973	117,514	14,195
Other expenses	1,459	550	2,868	1,212

Total expenses	61,682	10,523	120,382	15,407

Net investment income before taxes	102,151	26,860	206,971	47,762

Tax Expense	—	—	—	—

Net investment income after taxes	102,151	26,860	206,971	47,762

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Net realized and change in unrealized gain (loss) on investments
Net change in unrealized gain (loss) on investments	17,655	(48,640)	37,756	(50,801)
Net realized gain (loss) on investments	(6,309)	(380)	(6,144)	(490)

Total net realized and change in unrealized gain (loss) on investments	11,346	(49,020)	31,612	(51,291)

Net increase (decrease) in net assets resulting from operations	$113,497	$(22,160)	$238,583	$(3,529)

BCRED Verdelite JV

BCRED Verdelite JV LP (“Verdelite JV”), a Delaware limited liability company, was formed as a joint venture between the Company and an entity managed by an alternative credit management investment firm with a specialized focus on structured and syndicated credit, including CLO management (the “Verdelite JV Partner”), and commenced operations on October 21, 2022 and operates under a limited liability company agreement. The Verdelite JV’s principal purpose is to make investments, primarily in broadly syndicated loans.

On October 21, 2022, a wholly-owned subsidiary of the Company and the Verdelite JV Partner committed to contribute up to $147.0 million and $21.0 million of capital, respectively, to the Verdelite JV. The Company contributed $117.7 million (consisting of a cash contribution of $26.2 million and an in-kind capital contribution of investments valued at $91.5 million), and the Verdelite JV Partner contributed cash of $16.8 million, in exchange for equity ownership interests of 87.5% and 12.5%, respectively.

The Company and the Verdelite JV Partner may, from time-to-time, make additional contributions of capital or may receive returns of capital from the Verdelite JV. As of June 30, 2023 and December 31, 2022, the Company had contributed $117.7 million and the Verdelite JV Partner had contributed $16.8 million of capital and $29.3 million and $4.2 million of capital remained uncalled from the Company and the Verdelite JV Partner, respectively. As of June 30, 2023 and December 31, 2022, the Company and the Verdelite JV Partner’s initial equity ownership interests are 87.5% and 12.5%, respectively.

The Company and the Verdelite JV Partner, through their joint control of the Verdelite JV’s General Partner, have equal control of the Verdelite JV’s investment decisions, the decision to call additional capital up to the amounts committed by the Company and the Verdelite JV Partner, the decision to return capital or to make distributions, and generally all other decisions in respect of the Verdelite JV must be approved by the Verdelite JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Company and the Verdelite JV Partner.

The Company has determined that the Verdelite JV is an investment company under ASC 946, and in accordance with ASC 946, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Further, the Company has a variable interest in the Verdelite JV and has determined that the Verdelite JV is a variable interest entity under ASC 810. However, the Company is not deemed to be the primary beneficiary of the Verdelite JV as there is equal power between the Company and JV Partner. Accordingly, the Company does not consolidate the Verdelite JV.

The Company’s investment in the Verdelite JV is disclosed on the Company’s Condensed Consolidated Schedule of Investments as of June 30, 2023 and December 31, 2022.

The following table presents the consolidated schedule of investments of the Verdelite JV as of June 30, 2023:

BCRED Verdelite JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Investments
First Lien
Aerospace & Defense
Amentum Government Services Holdings, LLC	(4)(8)	SOFR + 4.00%	9.22%	1/29/2027	$421	$418	$416	0.30%
Atlas CC Acquisition Corp.	(10)	SOFR + 4.25%	9.78%	5/25/2028	451	418	395	0.29
Atlas CC Acquisition Corp.	(10)	SOFR + 4.25%	9.78%	5/25/2028	2,219	2,054	1,940	1.42
Avolon TLB Borrower 1 US LLC	(9)	SOFR + 2.50%	7.59%	6/22/2028	2,765	2,737	2,767	2.03
LSF11 Trinity Bidco Inc	(4)(8)	SOFR + 4.50%	9.55%	4/26/2030	1,974	1,944	1,971	1.44
Peraton Corp.	(10)	SOFR + 3.75%	8.95%	2/1/2028	4,058	3,988	3,995	2.93
Vertex Aerospace Services Corp.	(10)	SOFR + 3.50%	8.95%	12/6/2028	4,069	4,028	4,073	2.98

						15,587	15,557	11.39
Air Freight & Logistics
The Kenan Advantage Group, Inc.	(10)	SOFR + 4.18%	9.48%	3/24/2026	3,573	3,495	3,571	2.62
Airlines
Apple Bidco LLC	(9)	SOFR + 4.00%	9.10%	9/22/2028	2,436	2,412	2,427	1.78
United Airlines, Inc.	(10)	L + 3.75%	9.29%	4/21/2028	2,762	2,740	2,766	2.03

						5,152	5,193	3.81
Auto Components
Clarios Global LP	(8)	SOFR + 3.75%	8.85%	5/6/2030	2,921	2,906	2,918	2.14
Metis Buyer, Inc.	(10)	SOFR + 4.00%	9.22%	5/4/2028	995	961	988	0.72
Belron Finance US LLC	(9)	SOFR + 2.75%	7.83%	4/18/2029	761	758	763	0.56
Phinia Inc	(9)	SOFR + 4.00%	9.34%	6/8/2028	1,750	1,680	1,750	1.28

						6,305	6,419	4.70
Beverages
Triton Water Holdings, Inc.	(9)	SOFR + 3.25%	8.49%	3/31/2028	3,473	3,223	3,367	2.47
Building Products
Griffon Corporation	(9)	SOFR + 2.50%	9.00%	1/24/2029	1,247	1,235	1,245	0.91
Oscar AcquisitionCo LLC	(9)	SOFR + 4.50%	9.84%	4/29/2029	3,829	3,706	3,748	2.74
The Chamberlain Group, Inc.	(9)	SOFR + 3.25%	8.45%	11/3/2028	3,575	3,376	3,500	2.56

						8,317	8,493	6.21
Capital Markets
Advisor Group Holdings, Inc.	(8)	L + 4.50%	9.69%	7/31/2026	3,310	3,245	3,317	2.43

BCRED Verdelite JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien (continued)
Capital Markets (continued)
Focus Financial Partners LLC	(9)	SOFR + 3.50%	8.57%	6/30/2028	2,020	1,991	2,012	1.47
The Edelman Financial Engines Center, LLC	(10)	L + 3.75%	8.94%	4/7/2028	2,729	2,637	2,666	1.95

						7,873	7,995	5.85
Chemicals
Starfruit Finco BV	(8)	SOFR + 4.00%	8.99%	4/3/2028	798	790	794	0.58
WR Grace Holdings, LLC	(9)	L + 3.75%	9.31%	9/22/2028	3,573	3,538	3,557	2.60

						4,328	4,351	3.18
Commercial Services & Supplies
Access CIG, LLC	(8)	L + 3.75%	8.94%	2/27/2025	4,266	4,172	4,227	3.10
Allied Universal Holdco LLC	(9)	SOFR + 3.75%	8.95%	5/12/2028	2,000	1,940	1,958	1.43
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	8.95%	5/12/2028	3,573	3,412	3,479	2.55
Anticimex, Inc.	(9)	SOFR + 3.40%	8.45%	11/16/2028	3,413	3,344	3,375	2.47
APX Group, Inc.	(9)	SOFR + 3.25%	8.46%	7/10/2028	3,319	3,179	3,321	2.43
Covanta Holding Corp	(9)	SOFR + 3.00%	8.24%	11/30/2028	1,042	1,031	1,039	0.76
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	8.97%	3/31/2028	3,967	3,836	3,903	2.86
EAB Global, Inc.	(9)	L + 3.50%	8.87%	8/16/2028	4,069	3,958	4,029	2.95
Energizer Holdings Inc	(9)	L + 3.75%	8.97%	12/8/2028	3,573	3,431	3,524	2.58
Garda World Security Corp.	(8)	SOFR + 4.25%	9.43%	10/30/2026	3,350	3,250	3,337	2.44
Genuine Financial Holdings, LLC	(8)	L + 3.75%	8.94%	7/11/2025	1,580	1,569	1,580	1.16

						33,122	33,772	24.73
Construction & Engineering
Refficiency Holdings, LLC	(10)	SOFR + 3.75%	8.95%	12/16/2027	3,473	3,386	3,459	2.53
Construction Materials
White Cap Buyer, LLC	(9)	SOFR + 3.75%	8.85%	10/19/2027	4,129	4,006	4,101	3.00
Containers & Packaging
Berlin Packaging, LLC	(9)	L + 3.75%	9.29%	3/11/2028	3,521	3,437	3,469	2.54
Charter NEX US, Inc.	(10)	SOFR + 3.75%	8.97%	12/1/2027	3,817	3,760	3,792	2.78
Novolex, Inc.	(9)	SOFR + 4.18%	9.38%	4/13/2029	3,817	3,742	3,764	2.76
ProAmpac PG Borrower, LLC	(10)	SOFR + 3.75%	9.14%	11/3/2025	4,069	3,964	4,033	2.95
Ring Container Technologies Group, LLC	(9)	SOFR + 3.50%	8.72%	8/12/2028	2,140	2,126	2,133	1.56

BCRED Verdelite JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien (continued)
Containers & Packaging (continued)
TricorBraun Holdings, Inc.	(9)	SOFR + 3.25%	8.47%	3/3/2028	4,069	3,919	3,970	2.91
Trident TPI Holdings, Inc.	(9)	L + 4.00%	9.54%	9/15/2028	3,320	3,212	3,275	2.40

						24,160	24,436	17.90
Diversified Consumer Services
Ascend Learning, LLC	(9)	SOFR + 3.50%	8.70%	12/11/2028	3,176	3,042	2,993	2.19
Colibri Group, LLC	(10)	SOFR + 5.00%	10.39%	3/12/2029	4,268	4,132	4,140	3.03
Pre-Paid Legal Services, Inc.	(9)	L + 3.75%	8.94%	12/15/2028	4,315	4,240	4,262	3.12
SSH Group Holdings, Inc.	(8)	SOFR + 4.00%	8.90%	7/30/2025	3,430	3,381	3,412	2.50
TruGreen Limited Partnership	(10)	SOFR + 4.00%	9.20%	11/2/2027	995	917	918	0.67
University Support Services, LLC	(9)	SOFR + 3.25%	8.45%	2/10/2029	3,573	3,526	3,550	2.60
Weld North Education, LLC	(9)	SOFR + 3.75%	8.97%	12/21/2027	4,069	4,033	4,007	2.93

						23,271	23,282	17.04
Diversified Financial Services
Mitchell International, Inc.	(9)	L + 3.75%	8.94%	10/15/2028	2,977	2,811	2,917	2.14
Polaris Newco, LLC	(9)	L + 4.00%	9.54%	6/2/2028	3,792	3,637	3,502	2.56
Sedgwick Claims Management Services, Inc.	(8)	SOFR + 3.75%	8.85%	2/24/2028	2,980	2,952	2,966	2.17

						9,400	9,385	6.87
Diversified Telecommunication Services
Numericable US, LLC	(8)	SOFR + 5.50%	10.49%	8/15/2028	4,289	4,199	3,831	2.81
Zacapa, LLC	(9)	SOFR + 4.00%	9.24%	3/22/2029	4,069	3,947	3,972	2.91

						8,146	7,803	5.72
Electrical Equipment
Madison IAQ, LLC	(9)	L + 3.25%	8.30%	6/21/2028	2,079	1,975	2,039	1.49
Electronic Equipment, Instruments & Components
Infinite Bidco, LLC	(9)	L + 3.25%	8.91%	3/2/2028	2,680	2,581	2,593	1.90
Entertainment
Recorded Books, Inc.	(8)	SOFR + 4.00%	9.14%	8/29/2025	3,600	3,561	3,604	2.64
Food Products
CHG PPC Parent LLC	(9)	SOFR + 3.00%	8.22%	12/8/2028	2,992	2,904	2,974	2.18
Ground Transportaion
Uber Technologies, Inc.	(8)	SOFR + 2.75%	8.02%	3/3/2030	2,442	2,436	2,445	1.79

BCRED Verdelite JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien (continued)
Health Care Equipment & Supplies
Auris Luxembourg III Sarl	(8)	L + 3.75%	9.12%	2/27/2026	2,158	1,992	2,049	1.50
Resonetics, LLC	(10)	L + 4.00%	9.10%	4/28/2028	4,069	3,947	3,963	2.90
Sunshine Luxembourg VII S.à r.l, LLC	(10)	SOFR + 3.75%	9.09%	10/1/2026	3,792	3,700	3,778	2.77

						9,639	9,790	7.17
Health Care Providers & Services
ADMI Corp.	(9)	SOFR + 3.75%	8.97%	12/23/2027	2,580	2,459	2,418	1.77
Electron Bidco, Inc.	(9)	SOFR + 3.00%	8.27%	11/1/2028	4,315	4,233	4,303	3.15
Heartland Dental LLC	(10)	SOFR + 5.00%	10.10%	4/30/2028	4,478	4,303	4,330	3.17
LifePoint Health, Inc.	(8)	L + 3.75%	9.02%	11/16/2025	6,575	6,198	6,106	4.47
Pediatric Associates Holding Co., LLC	(7)(9)	SOFR + 3.25%	8.47%	12/29/2028	638	625	625	0.46

						17,818	17,782	13.02
Health Care Technology
athenahealth, Inc.	(7)(9)	SOFR + 3.50%	8.59%	2/15/2029	3,559	3,226	3,416	2.50
GHX Ultimate Parent Corp	(9)	SOFR + 4.75%	9.86%	6/30/2027	904	882	906	0.66
Netsmart Technologies, Inc.	(10)	SOFR + 4.00%	9.22%	10/1/2027	2,924	2,857	2,915	2.13
Verscend Holding Corp.	(8)	SOFR + 4.00%	9.22%	8/27/2025	4,069	4,059	4,073	2.98
Waystar Technologies, Inc.	(8)	SOFR + 4.00%	9.22%	10/22/2026	4,157	4,107	4,152	3.04

						15,131	15,462	11.31
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	L + 3.50%	8.69%	8/17/2028	4,293	4,254	4,291	3.14
Aramark Services Inc	(4)(8)	SOFR + 2.50%	8.00%	6/22/2030	153	151	153	0.11
Caesars Entertainment Inc	(9)	SOFR + 3.25%	8.45%	2/6/2030	1,624	1,608	1,626	1.19
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	9.10%	1/27/2029	2,775	2,696	2,744	2.01
IRB Holding Corp.	(10)	SOFR + 3.00%	8.20%	12/15/2027	4,079	3,995	4,056	2.97
Mic Glen, LLC	(9)	SOFR + 3.25%	8.47%	7/21/2028	3,421	3,310	3,366	2.47
Tacala Investment Corp.	(10)	L + 3.50%	8.69%	2/5/2027	4,068	3,944	4,010	2.94
Twin River Worldwide Holdings, Inc.	(9)	L + 3.25%	8.40%	10/2/2028	2,479	2,397	2,427	1.78
Whatabrands, LLC	(9)	L + 3.25%	8.47%	8/3/2028	3,573	3,485	3,556	2.60

						25,840	26,229	19.21
Household Durables
AI Aqua Merger Sub, Inc.	(9)	SOFR + 3.75%	8.90%	7/31/2028	3,817	3,693	3,752	2.75

BCRED Verdelite JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien (continued)
Industrial Conglomerates
FCG Acquisitions, Inc.	(9)	L + 3.75%	8.91%	3/31/2028	3,967	3,822	3,915	2.87
SPX Flow, Inc.	(9)	SOFR + 4.50%	9.70%	4/5/2029	2,266	2,166	2,242	1.64
Vertical US Newco, Inc.	(9)	L + 3.50%	8.60%	7/30/2027	4,315	4,176	4,287	3.14

						10,164	10,444	7.65
Insurance
AmWINS Group, Inc	(9)	SOFR + 2.75%	7.95%	2/19/2028	942	914	941	0.69
AssuredPartners, Inc.	(9)	SOFR + 3.50%	8.72%	2/12/2027	2,282	2,213	2,263	1.66
Baldwin Risk Partners, LLC	(9)	L + 3.50%	8.65%	10/14/2027	4,314	4,277	4,252	3.11
BroadStreet Partners Inc.	(8)	SOFR + 4.00%	9.16%	1/27/2029	4,812	4,753	4,794	3.51
BroadStreet Partners, Inc.	(8)	SOFR + 2.75%	7.97%	1/27/2027	3,319	3,233	3,283	2.40
Howden Group Holdings Limited	(9)	SOFR + 4.00%	9.10%	4/18/2030	2,436	2,341	2,434	1.78
Howden Group Holdings Limited	(10)	L + 3.25%	8.50%	11/12/2027	4,314	4,241	4,298	3.15
NFP Corp.	(8)	SOFR + 3.25%	8.47%	2/15/2027	3,319	3,202	3,259	2.39

						25,174	25,524	18.69
Interactive Media & Services
MH Sub I, LLC	(11)	SOFR + 4.25%	9.35%	5/3/2028	4,000	3,902	3,843	2.81
MH Sub I, LLC	(11)	SOFR + 3.75%	8.85%	9/13/2024	1,108	1,095	1,109	0.81
Project Boost Purchaser, LLC	(9)	SOFR + 3.50%	8.72%	5/30/2026	4,069	3,977	4,026	2.95

						8,974	8,978	6.57
IT Services
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	9.26%	10/16/2026	2,079	2,024	2,064	1.51
Endurance International Group Holdings, Inc.	(10)	L + 3.50%	8.79%	2/10/2028	2,080	1,902	1,942	1.42
Virtusa Corp.	(10)	L + 3.75%	9.33%	2/11/2028	4,069	4,015	4,028	2.95
World Wide Technology Holding Co, LLC	(9)	SOFR + 3.25%	8.52%	3/1/2030	1,011	1,001	1,013	0.74

						8,942	9,047	6.62
Leisure Products
Motion Finco, LLC	(8)	L + 3.25%	8.79%	11/12/2026	2,564	2,498	2,545	1.86
Life Sciences Tools & Services
LSCS Holdings, Inc.	(9)	L + 4.50%	9.69%	12/16/2028	2,469	2,376	2,416	1.77
Packaging Coordinators Midco, Inc.	(10)	SOFR + 3.50%	9.00%	11/30/2027	4,069	3,982	4,018	2.94

						6,358	6,434	4.71
Machinery
Pro Mach Group, Inc.	(11)	L + 4.00%	9.19%	8/31/2028	4,268	4,201	4,263	3.12

BCRED Verdelite JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien (continued)
Media
Radiate Holdco, LLC	(10)	SOFR + 3.25%	8.48%	9/25/2026	2,977	2,761	2,492	1.82
Virgin Media Bristol, LLC	(8)	SOFR + 3.25%	8.21%	3/31/2031	2,727	2,701	2,708	1.98

						5,462	5,200	3.80
Oil, Gas & Consumable Fuels
CQP Holdco, LP	(9)	SOFR + 3.50%	8.69%	6/5/2028	4,314	4,291	4,312	3.16
Professional Services
APFS Staffing Holdings Inc	(4)(9)	SOFR + 4.00%	9.10%	12/29/2028	3,948	3,848	3,859	2.83
Aqgen Island Holdings, Inc.	(9)	SOFR + 3.50%	8.72%	8/2/2028	4,268	4,163	4,206	3.08
Camelot US Acquisition LLC	(11)	SOFR + 3.00%	8.27%	10/30/2026	3,102	3,072	3,101	2.27
Cast & Crew Payroll, LLC	(8)	SOFR + 3.50%	8.69%	2/9/2026	3,522	3,493	3,473	2.54
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	8.99%	4/9/2027	4,289	4,181	4,174	3.06
EP Purchaser LLC	(9)	SOFR + 3.50%	9.00%	11/6/2028	491	469	482	0.35
Inmar Inc.	(11)	SOFR + 5.50%	10.73%	5/1/2026	2,084	2,011	2,029	1.49
National Intergovernmental Purchasing Alliance Co.	(8)	SOFR + 3.50%	8.74%	5/23/2025	719	714	716	0.52
VT Topco, Inc.	(10)	SOFR + 3.75%	8.97%	8/1/2025	3,848	3,798	3,804	2.79
VT Topco, Inc.	(7)(10)	L + 3.75%	7.82%	8/1/2025	110	109	109	0.08

						25,858	25,953	19.01
Software
Apex Group Treasury, LLC	(9)	L + 3.75%	9.07%	7/27/2028	3,573	3,451	3,533	2.59
Apttus Corp.	(10)	L + 4.25%	9.52%	5/8/2028	3,582	3,426	3,518	2.58
Boxer Parent Company, Inc.	(8)	SOFR + 3.75%	8.97%	10/2/2025	3,568	3,490	3,544	2.60
Cloudera, Inc.	(9)	SOFR + 3.75%	8.95%	10/8/2028	3,582	3,417	3,505	2.57
ConnectWise, LLC	(9)	L + 3.50%	8.69%	9/29/2028	3,548	3,428	3,464	2.54
Cornerstone OnDemand, Inc.	(9)	SOFR + 3.75%	9.25%	10/16/2028	2,183	1,983	2,040	1.49
ECI Macola Max Holding, LLC	(10)	SOFR + 3.75%	9.25%	11/9/2027	3,523	3,452	3,491	2.56
Epicor Software Corp.	(10)	SOFR + 3.25%	8.47%	7/30/2027	3,572	3,498	3,533	2.59
GI Consilio Parent, LLC	(9)	L + 4.00%	9.19%	5/12/2028	2,134	2,044	2,079	1.52
Greeneden U.S. Holdings II, LLC	(10)	SOFR + 4.00%	9.22%	12/1/2027	3,582	3,543	3,577	2.62
HS Purchaser, LLC	(10)	SOFR + 4.00%	9.15%	11/19/2026	3,572	3,287	3,269	2.39
Idera, Inc.	(10)	SOFR + 3.75%	9.01%	3/2/2028	2,872	2,746	2,804	2.05
Mitnick Purchaser, Inc.	(9)	SOFR + 4.75%	9.90%	5/2/2029	3,422	3,324	3,323	2.43
NortonLifeLock, Inc.	(9)	SOFR + 2.00%	7.20%	9/12/2029	3,792	3,771	3,778	2.77
Project Alpha Intermediate Holding, Inc.	(8)	L + 4.00%	9.20%	4/26/2024	4,416	4,366	4,411	3.23

BCRED Verdelite JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien (continued)
Software (continued)
Quartz Acquireco LLC	(4)(9)	SOFR + 3.50%	8.59%	6/28/2030	1,353	1,340	1,355	0.99
RealPage, Inc.	(9)	SOFR + 3.00%	8.22%	4/24/2028	5,782	5,582	5,664	4.15
Rocket Software, Inc.	(8)	SOFR + 4.25%	9.47%	11/28/2025	3,572	3,498	3,542	2.59
S2P Acquisition Borrower, Inc.	(8)	SOFR + 4.00%	9.20%	8/14/2026	3,572	3,488	3,567	2.61
Sophia, LP	(9)	L + 3.50%	9.04%	10/7/2027	3,320	3,228	3,289	2.41
Sovos Compliance, LLC	(9)	SOFR + 4.50%	9.72%	8/11/2028	3,573	3,506	3,456	2.53
Surf Holdings, LLC	(8)	L + 3.50%	8.70%	3/5/2027	3,572	3,533	3,549	2.60
Symphony Technology Group	(5)(10)	L + 4.75%	10.03%	7/27/2028	3,582	3,292	2,709	1.98
Symphony Technology Group	(5)(9)	SOFR + 3.75%	9.01%	3/1/2029	3,573	3,426	3,428	2.51
The Ultimate Software Group, Inc.	(9)	SOFR + 3.25%	8.27%	5/4/2026	4,364	4,267	4,290	3.14
Vision Solutions, Inc.	(10)	L + 4.00%	9.51%	4/24/2028	2,183	1,886	2,080	1.52

						86,272	86,798	63.56
Specialty Retail
EG America LLC	(4)(8)	SOFR + 5.50%	10.73%	2/28/2028	3,388	3,232	3,286	2.41
Trading Companies & Distributors
GYP Holdings III Corp.	(8)	SOFR + 3.00%	8.10%	5/12/2030	184	183	184	0.13
Icebox Holdco III, Inc.	(9)	SOFR + 3.75%	9.09%	12/22/2028	2,383	2,243	2,315	1.70
SRS Distribution, Inc.	(9)	L + 3.50%	8.69%	6/2/2028	4,079	3,920	3,972	2.91
Windsor Holdings III LLC	(8)	SOFR + 4.50%	9.72%	6/21/2030	1,864	1,826	1,833	1.34

						8,172	8,304	6.08
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	9.24%	12/17/2027	3,462	3,384	3,401	2.49

First Lien Total						448,331	452,343	331.21

Total Investment Portfolio						448,331	452,343	331.21

Cash and Cash Equivalents
Other Cash and Cash Equivalents						7,719	7,719	5.65

Total Portfolio Investments, Cash and Cash Equivalents						$456,050	$460,062	336.86%

(1)

Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of June 30, 2023, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

BCRED Verdelite JV LP

Consolidated Schedule of Investments

June 30, 2023

(in thousands)

(Unaudited)

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss Average Rate Overnight (“SARON” or “SA”) or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of June 30, 2023. Variable rate loans typically include an interest reference rate floor feature.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)	Reserved
(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt
athenahealth, Inc.	Delayed Draw Term Loan	2/15/2029	$515	$(18)
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	13	—
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	2	—

Total First Lien Debt			$530	$(18)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of June 30, 2023 was 0.50%.
(10)	The interest rate floor on these investments as of June 30, 2023 was 0.75%.
(11)	The interest rate floor on these investments as of June 30, 2023 was 1.00%.
(12)	The interest rate floor on these investments as of June 30, 2023 was 1.25%.
(13)	The interest rate floor on these investments as of June 30, 2023 was 1.50%.
(14)	The interest rate floor on these investments as of June 30, 2023 was 2.00%
(15)	For unsettled positions the interest rate does not include the base rate.

The following table presents the consolidated schedule of investments of the Verdelite JV as of December 31, 2022:

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC	(8)	L + 4.00%	8.17%	1/29/2027	$424	$421	$416	0.31%
Atlas CC Acquisition Corp.	(10)	L + 4.25%	8.98%	5/25/2028	2,684	2,465	2,273	1.72
Peraton Corp.	(10)	L + 3.75%	8.13%	2/1/2028	4,089	4,011	4,001	3.03
Vertex Aerospace Services Corp.	(10)	L + 3.50%	7.88%	12/6/2028	4,090	4,045	4,024	3.04

						10,942	10,714	8.10
Air Freight & Logistics
The Kenan Advantage Group, Inc.	(10)	L + 3.75%	8.13%	3/24/2026	3,591	3,499	3,509	2.65
Airlines
United Airlines, Inc.	(10)	L + 3.75%	8.11%	4/21/2028	4,489	4,448	4,445	3.36
Auto Components
Clarios Global LP	(5)(8)	SOFR + 3.25%	7.63%	4/30/2026	5,350	5,291	5,262	3.98
Beverages
Triton Water Holdings, Inc.	(9)	L + 3.50%	8.23%	3/31/2028	3,491	3,214	3,260	2.47
Building Products
Griffon Corporation	(9)	SOFR + 2.50%	7.01%	1/24/2029	1,258	1,243	1,238	0.94
The Chamberlain Group, Inc.	(9)	L + 3.25%	7.63%	11/3/2029	2,593	2,431	2,451	1.85

						3,674	3,689	2.79
Capital Markets
Advisor Group Holdings, Inc.	(8)	L + 4.50%	8.88%	7/31/2026	5,336	5,214	5,231	3.96
The Edelman Financial Engines Center, LLC	(10)	L + 3.50%	7.88%	4/7/2028	2,743	2,641	2,567	1.94

						7,855	7,798	5.90
Chemicals
WR Grace Holdings, LLC	(9)	L + 3.75%	8.50%	9/22/2028	3,591	3,553	3,534	2.67
Commercial Services & Supplies
Access CIG, LLC	(8)	L + 3.75%	7.82%	2/27/2025	4,289	4,166	4,210	3.18
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	8.17%	5/12/2028	3,591	3,413	3,419	2.59
Anticimex, Inc.	(9)	L + 3.50%	8.23%	11/16/2028	4,439	4,341	4,295	3.25
APX Group, Inc.	(11)	L + 3.25%	6.73%	7/10/2028	5,336	5,090	5,289	4.00
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	8.07%	3/31/2028	4,987	4,805	4,782	3.62
EAB Global, Inc.	(9)	L + 3.50%	7.88%	8/16/2028	4,090	3,968	3,944	2.98
Energizer Holdings Inc	(9)	L + 3.75%	8.13%	12/8/2028	3,600	3,444	3,452	2.61
Garda World Security Corp.	(8)	L + 4.25%	8.93%	10/30/2026	5,350	5,167	5,219	3.95
Genuine Financial Holdings, LLC	(8)	L + 3.75%	8.33%	7/11/2025	3,589	3,559	3,464	2.62

						37,953	38,074	28.80

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Construction & Engineering
Refficiency Holdings, LLC	(10)	L + 3.75%	7.82%	12/16/2027	3,493	3,395	3,316	2.51
Construction Materials
White Cap Buyer, LLC	(9)	SOFR + 3.75%	8.07%	10/19/2027	4,150	4,012	4,020	3.04
Containers & Packaging
Berlin Packaging, LLC	(9)	L + 3.75%	7.88%	3/11/2028	4,539	4,438	4,377	3.31
Charter NEX US, Inc.	(10)	L + 3.75%	8.13%	12/1/2027	5,350	5,261	5,207	3.94
Novolex, Inc.	(9)	SOFR + 3.93%	8.60%	4/13/2029	5,337	5,223	5,096	3.85
ProAmpac PG Borrower, LLC	(10)	L + 3.75%	7.96%	11/3/2025	4,090	3,962	3,927	2.97
Ring Container Technologies Group, LLC	(9)	L + 3.50%	7.88%	8/12/2028	2,150	2,135	2,126	1.61
TricorBraun Holdings, Inc.	(9)	L + 3.25%	7.63%	3/3/2028	4,090	3,923	3,912	2.96
Trident TPI Holdings, Inc.	(9)	L + 4.00%	7.67%	9/15/2028	5,337	5,147	5,137	3.89

						30,089	29,782	22.53
Diversified Consumer Services
Ascend Learning, LLC	(9)	L + 3.50%	7.88%	12/11/2028	3,192	3,045	3,026	2.29
Colibri Group, LLC	(10)	SOFR + 5.00%	8.87%	3/12/2029	4,289	4,141	4,014	3.04
KUEHG Corp.	(11)	L + 3.75%	8.48%	2/21/2025	4,987	4,912	4,802	3.63
Learning Care Group	(11)	L + 3.25%	7.61%	3/13/2025	4,987	4,848	4,652	3.52
Pre-Paid Legal Services, Inc.	(9)	L + 3.75%	8.13%	12/15/2028	5,337	5,236	5,144	3.89
SSH Group Holdings, Inc.	(8)	L + 4.25%	7.92%	7/30/2025	4,948	4,860	4,847	3.67
University Support Services, LLC	(9)	L + 3.25%	7.63%	2/10/2029	3,591	3,540	3,501	2.65
Weld North Education, LLC	(9)	L + 3.75%	7.72%	12/21/2027	4,090	4,049	4,017	3.04

						34,631	34,003	25.73
Diversified Financial Services
Mitchell International, Inc.	(9)	L + 3.75%	8.41%	10/15/2028	2,992	2,809	2,766	2.09
Polaris Newco, LLC	(9)	L + 4.00%	8.73%	6/2/2028	5,312	5,073	4,860	3.68
Sedgwick Claims Management Services, Inc.	(8)	L + 3.25%	7.63%	12/31/2025	4,987	4,884	4,859	3.68

						12,766	12,485	9.45
Diversified Telecommunication Services
Numericable US, LLC	(8)	L + 2.75%	7.16%	7/31/2025	2,100	1,961	1,999	1.51
Numericable US, LLC	(8)	L + 3.69%	7.77%	1/31/2026	2,200	2,048	2,044	1.55
Zacapa, LLC	(9)	SOFR + 4.25%	8.83%	3/22/2029	4,090	3,956	3,941	2.98

						7,965	7,984	6.04
Electrical Equipment
Madison IAQ, LLC	(9)	L + 3.25%	7.99%	6/21/2028	4,090	3,864	3,815	2.89
Electronic Equipment, Instruments & Components
Infinite Bidco, LLC	(9)	L + 3.25%	7.98%	3/2/2028	2,693	2,584	2,592	1.96
Presidio, Inc.	(8)	SOFR + 3.50%	7.92%	1/22/2027	3,591	3,556	3,540	2.68

						6,140	6,132	4.64

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Entertainment
Recorded Books, Inc.	(8)	SOFR + 4.00%	8.32%	8/29/2025	3,600	3,552	3,530	2.67
Health Care Equipment & Supplies
Auris Luxembourg III Sarl	(8)	L + 3.75%	8.68%	2/27/2026	2,169	1,971	1,947	1.47
Resonetics, LLC	(10)	L + 4.00%	8.41%	4/28/2028	4,090	3,955	3,906	2.95
Sunshine Luxembourg VII S.à r.l, LLC	(10)	L + 3.75%	8.48%	10/1/2026	5,311	5,162	5,100	3.86

						11,088	10,953	8.28
Health Care Providers & Services
ADMI Corp.	(9)	L + 3.75%	8.13%	12/23/2027	2,593	2,459	2,369	1.79
Electron Bidco, Inc.	(9)	L + 3.00%	7.38%	11/1/2028	5,337	5,226	5,204	3.94
LifePoint Health, Inc.	(8)	L + 3.75%	8.16%	11/16/2025	3,575	3,338	3,379	2.56
Pediatric Associates Holding Co., LLC	(7)(9)	L + 3.25%	7.63%	12/29/2028	611	597	579	0.44
Surgery Centers Holdings, Inc.	(10)	L + 3.75%	8.05%	8/31/2026	4,823	4,645	4,774	3.61

						16,265	16,305	12.34
Health Care Technology
athenahealth, Inc.	(7)(9)	SOFR + 3.50%	7.82%	2/15/2029	3,577	3,197	3,189	2.41
Netsmart Technologies, Inc.	(10)	L + 4.00%	8.38%	10/1/2027	4,439	4,325	4,286	3.24
Verscend Holding Corp.	(8)	L + 4.00%	8.38%	8/27/2025	4,090	4,077	4,072	3.08
Waystar Technologies, Inc.	(8)	L + 4.00%	8.38%	10/22/2026	4,189	4,132	4,126	3.12

						15,731	15,673	11.85
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	L + 3.50%	7.88%	8/17/2028	5,336	5,284	5,285	4.00
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	8.32%	1/27/2029	4,289	4,155	4,087	3.09
IRB Holding Corp.	(10)	SOFR + 3.00%	7.32%	12/15/2027	4,100	4,006	3,985	3.01
Mic Glen, LLC	(9)	L + 3.50%	7.88%	7/21/2028	4,450	4,291	4,244	3.21
Tacala Investment Corp.	(10)	L + 3.50%	7.88%	2/5/2027	4,089	3,947	3,943	2.98
Twin River Worldwide Holdings, Inc.	(9)	L + 3.25%	7.54%	10/2/2028	3,491	3,366	3,240	2.45
Whatabrands, LLC	(9)	L + 3.25%	7.63%	8/3/2028	3,591	3,494	3,479	2.63

						28,543	28,263	21.37
Household Durables
AI Aqua Merger Sub, Inc.	(9)	SOFR + 3.75%	7.97%	7/31/2028	5,337	5,146	5,040	3.81
Industrial Conglomerates
FCG Acquisitions, Inc.	(9)	L + 3.75%	8.48%	3/31/2028	4,987	4,785	4,755	3.60
SPX Flow, Inc.	(9)	SOFR + 4.50%	8.92%	4/5/2029	2,594	2,470	2,429	1.84
Vertical US Newco, Inc.	(9)	L + 3.50%	6.87%	7/30/2027	5,337	5,143	5,149	3.89

						12,398	12,333	9.33
Insurance
Acrisure LLC	(9)	L + 4.25%	8.63%	2/15/2027	666	636	646	0.49
Acrisure LLC	(9)	L + 3.75%	8.13%	2/15/2027	2,992	2,828	2,850	2.16
Alliant Holdings Intermediate, LLC	(8)	L + 3.25%	7.63%	5/9/2025	712	700	704	0.53

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Insurance (continued)
Alliant Holdings Intermediate, LLC	(9)	L + 3.50%	7.85%	11/6/2027	2,893	2,822	2,831	2.14
AssuredPartners, Inc.	(9)	L + 3.50%	7.88%	2/12/2027	5,312	5,130	5,157	3.90
Baldwin Risk Partners, LLC	(9)	L + 3.50%	7.79%	10/14/2027	5,336	5,284	5,216	3.95
BroadStreet Partners, Inc.	(8)	L + 3.00%	7.38%	1/27/2027	5,336	5,179	5,185	3.92
Howden Group Holdings Limited	(10)	L + 3.25%	7.69%	11/12/2027	5,336	5,235	5,206	3.94
HUB International Limited	(10)	L + 3.25%	7.53%	4/25/2025	4,987	4,930	4,949	3.74
NFP Corp.	(8)	L + 3.25%	7.63%	2/15/2027	5,336	5,123	5,117	3.87

						37,867	37,861	28.64
Interactive Media & Services
MH Sub I, LLC	(11)	L + 3.75%	8.13%	9/13/2024	5,336	5,249	5,197	3.93
Project Boost Purchaser, LLC	(9)	L + 3.50%	7.88%	5/30/2026	4,090	3,981	3,954	2.99

						9,230	9,151	6.92
IT Services
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	8.70%	10/16/2026	4,089	3,965	3,960	3.00
Endurance International Group Holdings, Inc.	(10)	L + 3.50%	7.72%	2/10/2028	3,591	3,249	3,241	2.45
Virtusa Corp.	(10)	L + 3.75%	8.13%	2/11/2028	4,090	4,030	3,959	2.99

						11,244	11,160	8.44
Leisure Products
Motion Finco, LLC	(8)	L + 3.25%	7.98%	11/12/2026	2,804	2,722	2,682	2.03
Life Sciences Tools & Services
Curia Global, Inc.	(10)	L + 3.75%	8.16%	8/30/2026	4,289	3,870	3,553	2.69
LSCS Holdings, Inc.	(9)	L + 4.50%	8.88%	12/16/2028	2,481	2,379	2,377	1.80
Packaging Coordinators Midco, Inc.	(10)	L + 3.50%	8.23%	11/30/2027	4,090	3,992	3,889	2.94

						10,241	9,819	7.43
Machinery
Pro Mach Group, Inc.	(11)	L + 4.00%	8.38%	8/31/2028	4,289	4,216	4,181	3.16
Titan Acquisition Ltd.	(8)	L + 3.00%	5.88%	3/28/2025	2,992	2,856	2,803	2.12

						7,072	6,984	5.28
Media
Radiate Holdco, LLC	(10)	L + 3.25%	7.63%	9/25/2026	2,992	2,742	2,445	1.85
Oil, Gas & Consumable Fuels
CQP Holdco, LP	(9)	L + 3.75%	8.48%	6/5/2028	5,336	5,304	5,320	4.02
Professional Services
APFS Staffing Holdings, Inc.	(4)(9)	SOFR + 4.00%	8.09%	12/29/2028	3,970	3,860	3,801	2.88
Aqgen Island Holdings, Inc.	(9)	L + 3.50%	8.25%	8/2/2028	4,289	4,174	4,109	3.11
Camelot US Acquisition LLC	(4)(11)	SOFR + 3.00%	7.38%	10/30/2026	4,300	4,252	4,241	3.21
Cast & Crew Payroll, LLC	(8)	L + 3.50%	7.88%	2/9/2026	3,541	3,505	3,499	2.65
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	8.07%	4/9/2027	5,311	5,159	4,974	3.76
Inmar, Inc.	(11)	L + 4.00%	8.73%	5/1/2024	4,089	3,751	3,732	2.82
National Intergovernmental Purchasing Alliance Co.	(8)	SOFR + 3.50%	8.08%	5/23/2025	722	716	714	0.54
VT Topco, Inc.	(7)(10)	L + 3.75%	8.13%	8/1/2025	3,878	3,811	3,766	2.85

						29,228	28,836	21.82

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software
Apex Group Treasury, LLC	(9)	L + 3.75%	8.26%	7/27/2028	3,591	3,456	3,438	2.60
Apttus Corp.	(10)	L + 4.25%	8.66%	5/8/2028	3,600	3,427	3,384	2.56
Boxer Parent Company, Inc.	(8)	L + 3.75%	8.13%	10/2/2025	3,589	3,494	3,445	2.61
Cloudera, Inc.	(9)	L + 3.75%	8.13%	10/8/2028	3,600	3,419	3,406	2.58
ConnectWise, LLC	(9)	L + 3.50%	7.88%	9/29/2028	3,566	3,434	3,397	2.57
Cornerstone OnDemand, Inc.	(9)	L + 3.75%	8.13%	10/16/2028	2,194	1,974	1,970	1.49
ECI Macola Max Holding, LLC	(10)	L + 3.75%	8.48%	11/9/2027	3,541	3,461	3,408	2.58
Epicor Software Corp.	(10)	L + 3.25%	7.63%	7/30/2027	3,591	3,507	3,456	2.61
GI Consilio Parent, LLC	(9)	L + 4.00%	8.38%	5/12/2028	2,145	2,045	2,034	1.54
Greeneden U.S. Holdings II, LLC	(10)	L + 4.00%	8.38%	12/1/2027	3,600	3,557	3,464	2.62
HS Purchaser, LLC	(10)	SOFR + 4.00%	8.19%	11/19/2026	3,591	3,262	3,247	2.46
Idera, Inc.	(10)	L + 3.75%	7.50%	3/2/2028	2,145	2,043	2,028	1.53
Mitnick Purchaser, Inc.	(9)	SOFR + 4.75%	8.94%	5/2/2029	4,439	4,302	4,170	3.15
NortonLifeLock, Inc.	(9)	SOFR + 2.00%	6.42%	9/12/2029	5,350	5,318	5,271	3.99
Project Alpha Intermediate Holding, Inc.	(8)	L + 4.00%	8.39%	4/26/2024	4,439	4,359	4,341	3.28
RealPage, Inc.	(9)	L + 3.00%	7.38%	4/24/2028	5,312	5,113	5,062	3.83
Rocket Software, Inc.	(8)	L + 4.25%	8.63%	11/28/2025	3,591	3,501	3,461	2.62
S2P Acquisition Borrower, Inc.	(8)	SOFR + 4.00%	8.32%	8/14/2026	3,591	3,493	3,498	2.65
Sophia, LP	(9)	L + 3.50%	8.23%	10/7/2027	5,336	5,173	5,163	3.91
Sovos Compliance, LLC	(9)	L + 4.50%	8.88%	8/11/2028	3,591	3,518	3,317	2.51
Surf Holdings, LLC	(8)	L + 3.50%	8.23%	3/5/2027	3,591	3,546	3,491	2.64
Symphony Technology Group	(5)(10)	L + 4.75%	9.17%	7/27/2028	3,600	3,280	3,099	2.34
Symphony Technology Group	(5)(9)	SOFR + 3.75%	7.97%	3/1/2029	3,591	3,430	3,352	2.54
The Ultimate Software Group, Inc.	(9)	L + 3.25%	7.00%	5/4/2026	5,386	5,245	5,137	3.89
TransDigm Inc	(12)	SOFR + 6.15%	10.47%	2/22/2027	187	184	187	0.14
Vision Solutions, Inc.	(10)	L + 4.00%	8.36%	4/24/2028	2,194	1,865	1,823	1.38

						89,406	88,049	66.62
Specialty Retail
EG America, LLC	(9)	L + 4.25%	8.98%	3/31/2026	4,443	4,092	4,173	3.16
Trading Companies & Distributors
Icebox Holdco III, Inc.	(9)	L + 3.50%	8.23%	12/22/2028	2,145	2,008	1,986	1.50
SRS Distribution, Inc.	(9)	SOFR + 3.50%	7.88%	6/2/2028	4,100	3,924	3,930	2.97

						5,932	5,916	4.47

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	8.58%	12/17/2027	4,489	4,378	4,300	3.25

Total First Lien Debt						495,472	490,615	371.11

Total Investment Portfolio						495,472	490,615	371.11

Cash and Cash Equivalents
Other Cash and Cash Equivalents						2,767	2,767	2.09

Total Portfolio Investments, Cash and Cash Equivalents						$498,239	$493,382	373.20%

(1)

Unless otherwise indicated, issuers of debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. Variable rate loans typically include an interest reference rate floor feature. For each such loan, the Company has provided the interest rate in effect on the date presented.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(4)	These investments were valued using unobservable inputs and are considered Level 3 investments.
(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(6)	For unsettled positions the interest rate does not include the base rate.

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(Unaudited)

(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/non- affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt
athenahealth, Inc.	Delayed Draw Term Loan	2/15/2029	$515	$—
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	43	—
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	112	—

Total Unfunded Commitments			$670	$—

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2022 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2022 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2022 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2022 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2022 was 1.50%.

The following table presents the selected consolidated statements of assets and liabilities information of the Verdelite JV as of June 30, 2023 and December 31, 2022 (Unaudited):

	June 30, 2023	December 31, 2022
ASSETS
Investments at fair value (cost of $448,331 and $495,472 at June 30, 2023 and December 31, 2022, respectively)	$452,343	$490,615
Cash and cash equivalents	7,719	2,767
Interest receivable	3,234	4,539
Receivable for investments sold	5,246	1,624

Total assets	$468,542	$499,545

LIABILITIES
Debt	$298,300	$365,000
Distribution payable	16,402	—
Interest payable and other liabilities	17,291	2,342

Total liabilities	331,993	367,342

MEMBERS’ EQUITY
Members’ Equity	136,549	132,203

Total Members’ Equity	136,549	132,203

Total liabilities and members’ equity	$468,542	$499,545

The following table presents the selected consolidated statements of operations information of the Verdelite JV for the three and six months ended June 30, 2023 (Unaudited):

	For the three months ended June 30, 2023	For the six months ended June 30, 2023
Investment income:
Interest income	$10,970	$21,613
Other income	3	113

Total investment income	10,973	21,726

Expenses:
Interest expense	5,562	11,126
Other expenses	75	150

Total expenses	5,637	11,276

Net investment income before taxes	5,336	10,450

Tax Expense	—	—

Net investment income after taxes	5,336	10,450

Net realized and change in unrealized gain (loss) on investments
Net unrealized gain (loss) on investments	1,984	8,870
Net realized gain (loss) on investments	330	1,428

Total net realized and change in unrealized gain (loss) on investments	2,314	10,298

Net increase (decrease) in net assets resulting from operations	$7,650	$20,748

Note 12. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of the condensed consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in the condensed consolidated financial statements as of June 30, 2023, except as discussed below.

July Subscriptions and Dividend Declarations

The Company received approximately $870.3 million of net proceeds, inclusive of distributions reinvested through the Company’s distribution reinvestment plan, relating to the issuance of Class I shares, Class S shares, and Class D shares for subscriptions effective July 1, 2023.

On July 19, 2023, the Company’s Board declared net distributions of $0.2100 per Class I share, $0.1924 per Class S share, and $0.2048 per Class D share, which is payable on August 28, 2023 to shareholders of record as of July 31, 2023.

August Subscriptions

Through to the date of issuance of the condensed consolidated financial statements the Company received approximately $650.9 million of subscriptions, inclusive of distributions reinvested through the Company’s distribution reinvestment plan, relating to the issuance of Class I shares, Class S shares, and Class D shares effective August 1, 2023.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Blackstone Private Credit Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statements of assets and liabilities of Blackstone Private Credit Fund and its subsidiaries (the “Company”), including the consolidated schedules of investments, as of December 31, 2022 and 2021, the related consolidated statements of operations, cash flows, changes in net assets, and the financial highlights for the year ended December 31, 2022 and for the period from January 7, 2021 (commencement of operations) to December 31, 2021, and the related notes (referred to as the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations, changes in net assets, cash flows and the financial highlights for the year ended December 31, 2022 and for the period from January 7, 2021 (commencement of operations) to December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022 and 2021, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Fair Value – Investments — Refer to Footnote 2 and 5 in the financial statements

Critical Audit Matter Description

As described in Note 5 to the consolidated financial statements, the Company held $39,746,981 thousand of total level 3 investments at fair value as of December 31, 2022, with debt investments representing approximately 98% of this total. For $37,672,875 thousand or 97% of the level 3 debt investments, the fair values were determined by the Adviser using a yield analysis. The significant unobservable input used in the yield analysis is the discount rate based on comparable market yields.

We identified the valuation of level 3 debt investments utilizing a yield analysis as a critical audit matter given the significant judgments made by the Adviser to estimate the fair value. This required a high degree of auditor judgment and extensive audit effort, including the need to involve fair value specialists who possess significant valuation experience, to evaluate the appropriateness of the valuation methodologies and the significant unobservable inputs.

How the Critical Audit Matter Was Addressed in the Audit

Our audit procedures related to the valuation methodologies and the significant unobservable inputs used to estimate the fair value of debt investments utilizing a yield analysis included the following, among others:

•	We evaluated the appropriateness of the valuation methodologies used by the Adviser.

•	We evaluated the appropriateness of the estimates in the yield analyses through independent analysis and evidence, including the selected yields for debt investments.

•	With the assistance of our fair value specialists, we evaluated the valuation methodologies and related significant assumptions.

•	We evaluated the impact of current market events and conditions on the valuation methodologies and inputs used by the Adviser.

DELOITTE & TOUCHE LLP

New York, New York

March 17, 2023

We have served as the Company’s auditor since 2020.

Blackstone Private Credit Fund

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	December 31, 2022	December 31, 2021
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (cost of $47,528,550 and $30,483,619 at December 31, 2022 and December 31, 2021, respectively)	$46,543,190	$30,579,870
Non-controlled/affiliated investments (cost of $719 and $583 at December 31, 2022 and December 31, 2021, respectively)	2,813	1,614
Controlled/affiliated investments (cost of $2,406,027 and $213,821 at December 31, 2022 and December 31, 2021 respectively)	2,362,605	214,209

Total investments at fair value (cost of $49,935,296 and $30,698,023 at December 31, 2022 and December 31, 2021, respectively)	48,908,608	30,795,693
Cash and cash equivalents (restricted cash of $3,701 and $2,500 at December 31, 2022 and December 31, 2021, respectively)	1,351,901	617,986
Interest receivable from non-controlled/non-affiliated investments	586,632	194,493
Dividend receivable from Controlled/affiliated investments	69,964	—
Receivable from broker	355,742	—
Deferred financing costs	102,324	76,357
Deferred offering costs	1,750	2,471
Receivable for investments sold	1,297,385	663,594
Subscription receivable	9,550	826
Derivative assets at fair value (Note 6)	3,952	1,505
Other assets	5,088	789

Total assets	$52,692,896	$32,353,714

LIABILITIES
Debt (net of unamortized debt issuance costs of $102,290 and $61,526 at December 31, 2022 and December 31, 2021, respectively)	$26,493,658	$18,239,934
Payable for investments purchased	1,345,581	997,408
Management fees payable	73,392	35,038
Income based incentive fee payable	94,117	36,004
Capital gains incentive fee payable	—	15,058
Interest payable	316,000	50,294
Derivative liabilities at fair value (Note 6)	250,351	—
Due to affiliates	38,967	9,348
Distribution payable (Note 9)	198,736	100,155
Payable for share repurchases (Note 9)	1,170,768	12,205
Accrued expenses and other liabilities	26,261	3,450

Total liabilities	30,007,831	19,498,894

Commitments and contingencies (Note 8)
NET ASSETS
Common Shares, $0.01 par value (922,574,582 and 495,831,116 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively)	9,226	4,958
Additional paid in capital	23,689,778	12,734,425
Distributable earnings (loss)	(1,013,939)	115,437

Total net assets	22,685,065	12,854,820

Total liabilities and net assets	$52,692,896	$32,353,714

Blackstone Private Credit Fund

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share amounts)

	December 31, 2022	December 31, 2021
NET ASSET VALUE PER SHARE
Class I Shares:
Net assets	$14,537,932	$8,985,674
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	591,237,616	346,591,556
Net asset value per share	$24.59	$25.93
Class S Shares:
Net assets	$6,947,313	$3,433,213
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	282,541,041	132,425,100
Net asset value per share	$24.59	$25.93
Class D Shares:
Net assets	$1,199,819	$435,933
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	48,795,925	16,814,460
Net asset value per share	$24.59	$25.93

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund

Consolidated Statements of Operations

(in thousands)

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Investment income:
From non-controlled/non-affiliated investments:
Interest income	$3,330,329	$768,141
Payment-in-kind interest income	129,475	9,267
Dividend income	2,152	409
Fee income	27,939	30,823

Total investment income from non-controlled/non-affiliated investments	3,489,895	808,640
From controlled/affiliated investments:
Dividend income	112,452	1,800

Total investment income from controlled/affiliated investments	112,452	1,800

Total investment income	3,602,347	810,440

Expenses:
Interest expense	990,538	144,929
Management fees (Note 3)	259,944	74,560
Income based incentive fees (Note 3)	288,892	71,500
Capital gains incentive fees (Note 3)	(15,058)	15,058
Distribution and shareholder servicing fees
Class S	50,424	11,752
Class D	2,302	338
Professional fees	12,917	3,533
Board of Trustees’ fees	877	563
Administrative service expenses (Note 3)	5,767	2,094
Other general & administrative	15,156	6,491
Organization costs	—	1,090
Amortization of continuous offering costs	5,036	4,217

Total expenses	1,616,795	336,125
Expense support (Note 3)	—	(2,199)
Recoupment of expense support (Note 3)	—	2,199
Management fees waived (Note 3)	—	(18,231)
Incentive fees waived (Note 3)	—	(14,870)

Net expenses	1,616,795	303,024
Net investment income before excise tax	1,985,552	507,416
Excise tax expense	975	—

Net investment income after excise tax	1,984,577	507,416

Realized and unrealized gain (loss):
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(1,007,789)	111,910
Controlled/affiliated investments	(43,810)	388
Non-controlled/affiliated investments	1,062	1,031
Derivative instruments (Note 6)	(4,301)	1,505
Foreign currency and other transactions	9,160	(10,933)

Blackstone Private Credit Fund

Consolidated Statements of Operations

(in thousands)

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Net unrealized appreciation (depreciation)	(1,045,678)	103,901

Realized gain (loss):
Non-controlled/non-affiliated investments	(252,197)	12,796
Derivative instruments (Note 6)	(43,104)	—
Forward purchase obligation (Note 8)	—	3,709
Syndicated warehouse agreement (Note 8)	—	2,334
Foreign currency and other transactions	19,472	(2,274)

Net realized gain (loss)	(275,829)	16,565

Net realized and unrealized gain (loss)	(1,321,507)	120,466

Net increase (decrease) in net assets resulting from operations	$663,070	$627,882

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Operations:
Net investment income after excise tax	$1,984,577	$507,416	$—
Net realized gain (loss)	(275,829)	16,565	—
Net change in unrealized appreciation (depreciation)	(1,045,678)	103,901	—

Net increase (decrease) in net assets resulting from operations	663,070	627,882	—

Distributions to common shareholders:
Class I	(1,239,553)	(392,376)	—
Class S	(478,548)	(112,581)	—
Class D	(80,303)	(12,065)	—

Net decrease in net assets resulting from distributions	(1,798,404)	(517,022)	—

Share transactions:
Class I:
Proceeds from shares sold	7,657,964	8,753,643	52
Share transfers between classes	72,944	20,647	—
Distributions reinvested	520,100	139,405	—
Repurchased shares, net of early repurchase deduction	(1,934,680)	(16,150)	—

Net increase (decrease) from share transactions	6,316,328	8,897,545	52

Class S:
Proceeds from shares sold	3,867,398	3,376,654	—
Share transfers between classes	(27,793)	(6,557)	—
Distributions reinvested	204,169	41,775	—
Repurchased shares, net of early repurchase deduction	(207,608)	(183)	—

Net increase (decrease) from share transactions	3,836,166	3,411,689	—

Class D:
Proceeds from shares sold	837,827	445,077	—
Share transfers between classes	(45,151)	(14,090)	—
Distributions reinvested	36,842	3,679	—
Repurchased shares, net of early repurchase deduction	(16,433)	8	—

Net increase (decrease) from share transactions	813,085	434,674	—

Total increase (decrease) in net assets	9,830,245	12,854,768	52
Net assets, beginning of period	12,854,820	52	—

Net assets, end of period	$22,685,065	$12,854,820	$52

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31, 2022	Year Ended December 31, 2021
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$663,070	$627,882
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net unrealized (appreciation) depreciation on investments	1,050,537	(113,329)
Net change in unrealized gain/loss on derivative instruments	4,301	(1,505)
Net change in unrealized gain/loss on translation of assets and liabilities in foreign currency	(9,160)	—
Net realized (gain) loss on investments	252,197	(12,796)
Net realized (gain) loss on forward purchase obligation	—	(3,709)
Net realized (gain) loss on syndicated warehouse agreement	—	(2,334)
Payment-in-kind interest capitalized	(140,006)	(4,910)
Net accretion of discount and amortization of premium	(147,923)	(38,201)
Amortization of deferred financing costs	25,136	8,834
Amortization of debt issuance costs and original issue discount on notes	20,823	3,069
Amortization of offering costs	5,036	4,217
Payment in connection with purchase of Syndicated Warehouse, net of cash received (Note 8)	—	(44,521)
Payment in connection with Purchase Agreement transaction, net of cash received (Note 12)	—	(697,431)
Purchases of investments	(27,899,547)	(32,980,620)
Proceeds from sale of investments and principal repayments	8,698,004	3,664,970
Changes in operating assets and liabilities:
Interest receivable from non-controlled/non-affiliated investments	(392,139)	(184,082)
Dividend receivable from Controlled/affiliated investments	(69,964)	—
Receivable from broker	(355,742)	—
Receivable for investments sold	(633,791)	(663,594)
Other assets	(4,299)	(791)
Payable for investments purchased	348,173	878,742
Management fees payable	38,354	35,038
Income based incentive fees payable	58,113	36,004
Capital gains incentive fees payable	(15,058)	15,058
Due to affiliates	29,619	9,348
Interest payable	265,706	49,238
Accrued expenses and other liabilities	22,811	3,450

Net cash provided by (used in) operating activities	(18,185,749)	(29,411,973)
Cash flows from financing activities:
Borrowings on debt	20,297,052	26,764,988
Repayments on debt	(11,744,062)	(8,975,052)
Deferred financing costs paid	(59,410)	(82,489)
Debt issuance costs paid	(7,947)	(9,594)
Deferred offering costs paid	(4,865)	(6,061)
Proceeds from issuance of Common Shares	12,363,189	12,574,547
Repurchased shares, net of early repurchase deduction paid	(1,009,799)	(4,120)

Blackstone Private Credit Fund

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31, 2022	Year Ended December 31, 2021
Dividends paid in cash	(938,436)	(232,312)

Net cash provided by (used in) financing activities	18,895,722	30,029,907

Net increase (decrease) in cash and cash equivalents	709,973	617,934
Effect of foreign exchange rate changes on cash and cash equivalents	23,942	—
Cash and cash equivalents, beginning of period	617,986	52

Cash and cash equivalents, end of period	$1,351,901	$617,986

Supplemental information and non-cash activities:
Interest paid during the period	$799,997	$83,793
Distribution payable	$198,736	$100,155
Reinvestment of dividends during the period	$761,111	$184,859
Accrued but unpaid debt financing costs	$1,204	$490
Accrued but unpaid debt issuance costs	$1,514	$1,514
Accrued but unpaid offering costs	$6	$627
Share repurchases accrued but not yet paid	$1,158,283	$12,205
Investments contributed in-kind to joint ventures (Note 11)	$459,430	$—
Non-cash assets acquired/liabilities assumed:
Syndicated Warehouse (Note 8):
Investments	$—	$300,464
Debt	$—	$(134,000)
Other assets/liabilities, net	$—	$(118,411)
Twin Peaks Acquisition (Note 12):
Investments	$—	$1,023,188
Debt	$—	$(337,648)
Other assets/liabilities, net	$—	$35,473

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
Investments—non-controlled/non-affiliated
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC (8)	L +	4.00%	8.17%	1/29/2027		$7,507	$7,405	$7,360	0.03%
Amentum Government Services Holdings, LLC (9)	SOFR +	4.00%	8.12%	2/15/2029		12,224	12,171	11,942	0.05
Atlas CC Acquisition Corp. (7)(10)	L +	4.25%	8.98%	5/25/2028		57,655	56,070	45,640	0.20
Corfin Holdings, Inc. (4)(11)	L +	5.75%	10.13%	2/5/2026		30,560	30,552	29,949	0.13
Corfin Holdings, Inc. (4)(11)	L +	5.75%	10.13%	2/5/2026		1,694	1,671	1,660	0.01
Linquest Corp. (4)(5)(7)(10)	L +	5.75%	9.10%	7/28/2028		155,531	152,699	148,862	0.66
Loar Group, Inc. (4)(7)(11)	L +	7.25%	11.63%	10/2/2024		144,300	140,735	142,300	0.63
Loar Group, Inc. (4)(11)	L +	7.25%	11.63%	9/29/2023		29,120	29,120	29,120	0.13
MAG DS Corp. (4)(11)	L +	5.50%	10.23%	4/1/2027		10,540	10,407	9,696	0.04
Maverick Acquisition, Inc. (4)(5)(11)	L +	6.25%	10.98%	6/1/2027		48,722	47,931	44,961	0.20
Peraton Corp. (10)	L +	3.75%	8.13%	2/1/2028		26,527	26,512	25,952	0.11
Vertex Aerospace Services Corp. (10)	L +	3.50%	7.88%	12/6/2028		11,918	11,865	11,726	0.05
West Star Aviation Acquisition, LLC (4)(7)(10)	SOFR +	6.00%	8.59%	3/1/2028		4,070	3,973	3,971	0.02

							531,111	513,139	2.26
Air Freight & Logistics
AGI-CFI Holdings, Inc. (4)(10)	SOFR +	5.75%	9.13%	6/11/2027		268,425	264,218	265,741	1.17
Alliance Ground (4)(10)	SOFR +	5.75%	9.98%	6/11/2027		95,668	93,927	94,711	0.42
ENV Bidco AB (4)(6)(10)	SOFR +	6.00%	10.73%	7/19/2029		102,349	99,947	99,790	0.44
ENV Bidco AB (4)(6)(7)(8)	E +	6.00%	8.20%	7/19/2029	EUR	114,140	111,025	115,596	0.51
Livingston International, Inc. (4)(6)(10)	L +	5.50%	10.23%	4/30/2027		104,616	103,993	103,570	0.46
Mode Purchaser, Inc. (4)(11)	SOFR +	6.25%	10.57%	12/9/2026		34,038	33,282	34,038	0.15
Mode Purchaser, Inc. (4)(11)	SOFR +	6.25%	10.57%	2/5/2029		168,981	166,038	168,981	0.74
Redwood Services Group, LLC (4)(7)(10)	SOFR +	6.00%	10.69%	6/15/2029		43,077	42,294	42,191	0.19
RoadOne Inc (4)(7)(11)	SOFR +	6.25%	10.81%	12/30/2028		1,067	1,024	1,024	0.00
RWL Holdings, LLC (4)(7)(10)	SOFR +	5.75%	10.48%	12/31/2028		217,194	213,004	214,441	0.95
SEKO Global Logistics Network, LLC (4)(5)(6)(11)	E +	5.00%	6.00%	12/30/2026	EUR	35,393	40,516	37,584	0.17
SEKO Global Logistics Network, LLC (4)(5)(7)(11)	L +	4.75%	9.48%	12/30/2026		82,542	81,718	82,111	0.36
The Kenan Advantage Group, Inc. (10)	L +	3.75%	8.13%	3/24/2026		33,842	33,697	33,074	0.15
Wwex Uni Topco Holdings, LLC (10)	L +	4.00%	8.73%	7/26/2028		18,968	18,734	17,421	0.08

							1,303,417	1,310,273	5.79
Airlines
Air Canada (6)(10)	L +	3.50%	8.13%	8/11/2028		12,755	12,741	12,645	0.06
United Airlines, Inc. (6)(10)	L +	3.75%	8.11%	4/21/2028		20,165	20,213	19,967	0.09

							32,954	32,612	0.15
Auto Components
Metis Buyer, Inc. (5)(7)(10)	SOFR +	4.00%	8.50%	5/4/2028		57,438	56,210	54,273	0.24
Beverages
Naked Juice, LLC (9)	SOFR +	3.25%	7.93%	1/24/2029		10,631	10,609	9,561	0.04
Triton Water Holdings, Inc. (9)	L +	3.50%	8.23%	3/31/2028		57,402	56,420	53,578	0.24

							67,029	63,139	0.28
Building Products
Camelot Return Merger SU (6)(8)		8.75%	8.75%	8/1/2028		7,599	6,915	6,983	0.03
Cornerstone Building Brands, Inc. (6)(9)	SOFR +	5.63%	9.96%	8/1/2028		50,000	45,395	47,225	0.21

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Building Products (continued)
Cornerstone Building Brands, Inc. (6)(9)	L +	3.25%	7.57%	4/12/2028		$7,372	$7,347	$6,649	0.03%
CP Atlas Buyer, Inc. (9)	L +	3.50%	7.88%	11/23/2027		54,021	53,843	47,517	0.21
Engineered Stone Group Holdings III Ltd. (4)(6)(7)(10)	SOFR +	5.51%	9.81%	4/23/2028		58,583	57,561	56,935	0.25
Engineered Stone Group Holdings III Ltd. (4)(6)(8)	E +	5.00%	7.20%	4/23/2028	EUR	28,400	30,711	29,779	0.13
Fencing Supply Group Acquisition, LLC (4)(5)(11)	L +	6.00%	11.21%	2/26/2027		107,885	106,619	107,885	0.48
Great Day Improvements, LLC (4)(10)	L +	6.25%	10.98%	12/29/2027		181,913	178,885	176,455	0.78
Jacuzzi Brands, LLC (4)(10)	SOFR +	6.00%	10.32%	4/21/2030		204,950	202,766	204,950	0.90
Jacuzzi Brands, LLC (4)(11)	SOFR +	6.00%	10.32%	2/25/2025		52,938	52,580	52,938	0.23
Kodiak BP, LLC (10)	L +	3.25%	7.98%	3/12/2028		48,808	48,481	45,941	0.20
L&S Mechanical Acquisition, LLC (4)(5)(10)	L +	5.75%	10.14%	9/1/2027		113,644	111,876	106,825	0.47
Lindstrom, LLC (4)(11)	SOFR +	6.25%	10.47%	4/7/2025		150,208	147,026	148,706	0.66
Mi Windows and Doors, LLC (9)	SOFR +	3.50%	7.92%	12/18/2027		5,545	5,558	5,498	0.02
New Arclin US Holding Corp. (6)(7)(9)	L +	3.75%	8.13%	10/2/2028		11,236	11,201	9,731	0.04
The Chamberlain Group, Inc. (9)	L +	3.25%	7.63%	11/3/2029		45,466	45,147	42,966	0.19
Windows Acquisition Holdings, Inc. (4)(5)(11)	L +	6.50%	11.23%	12/29/2026		60,465	59,655	60,465	0.27

							1,171,566	1,157,448	5.10
Capital Markets
Advisor Group Holdings, Inc. (8)	L +	4.50%	8.88%	7/31/2026		15,667	15,700	15,357	0.07
AllSpring Buyer, LLC (6)(9)	L +	3.00%	7.75%	11/1/2028		2,978	2,992	2,943	0.01
Resolute Investment Managers, Inc. (11)	L +	4.25%	8.98%	4/30/2024		10,033	10,056	8,177	0.04
Situs-AMC Holdings Corporation (4)(11)	SOFR +	5.75%	10.23%	12/22/2027		12,975	12,867	12,845	0.06
Superannuation And Investments US, LLC (6)(9)	L +	3.75%	8.13%	12/1/2028		12,859	12,779	12,686	0.06
The Edelman Financial Engines Center, LLC (10)	L +	3.50%	7.88%	4/7/2028		45,653	45,196	42,719	0.19

							99,590	94,727	0.43
Chemicals
DCG Acquisition Corp. (8)	SOFR +	4.50%	8.72%	9/30/2026		4,950	4,960	4,677	0.02
Dominion Colour Corporation (4)(6)(11)(17)	L +	8.25%	11.19%	4/6/2024		35,696	35,396	18,116	0.08
Geon Performance Solutions, LLC (10)	L +	4.50%	9.23%	8/18/2028		3,652	3,630	3,561	0.02
Hyperion Materials & Technologies, Inc. (9)	L +	4.50%	9.23%	8/30/2028		17,712	17,660	17,247	0.08
LSF11 Skyscraper Holdco S.à r.l, LLC (4)(6)(10)	L +	3.50%	8.23%	9/29/2027		19,653	19,577	19,260	0.08
NIC Acquisition Corp. (10)	L +	3.75%	8.48%	12/29/2027		8,793	8,809	6,429	0.03
Olympus Water US Holding Corp. (9)	L +	3.75%	8.50%	11/9/2028		13,708	13,694	13,195	0.06
Oxea Corporation (6)(8)	L +	3.25%	7.00%	10/14/2024		6	6	6	0.00
WR Grace Holdings, LLC (6)(9)	L +	3.75%	8.50%	9/22/2028		4,253	4,267	4,186	0.02

							107,999	86,677	0.39
Commercial Services & Supplies
Access CIG, LLC (8)	L +	3.75%	7.82%	2/27/2025		32,330	32,279	31,740	0.14
Allied Universal Holdco, LLC (9)	SOFR +	3.75%	8.17%	5/12/2028		68,605	68,383	65,312	0.29
Anticimex, Inc. (6)(9)	L +	3.50%	8.23%	11/16/2028		16,886	16,756	16,338	0.07

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Commercial Services & Supplies (continued)
APX Group, Inc. (6)(11)	L +	3.25%	6.73%	7/10/2028	$42,013	$41,769	$41,639	0.18%
Bazaarvoice, Inc. (4)(7)(8)	SOFR +	5.75%	10.28%	5/7/2028	368,444	368,444	368,444	1.62
Belfor Holdings, Inc. (8)	L +	4.00%	8.38%	4/6/2026	4,911	4,926	4,886	0.02
DG Investment Intermediate Holdings 2, Inc. (10)	SOFR +	4.75%	9.07%	3/31/2028	8,150	8,071	7,844	0.03
DG Investment Intermediate Holdings 2, Inc. (10)	SOFR +	3.75%	8.07%	3/31/2028	41,187	41,227	39,488	0.17
Divisions Holding Corp. (10)	L +	4.75%	9.13%	5/27/2028	23,795	23,610	23,245	0.10
EAB Global, Inc. (9)	L +	3.50%	7.88%	8/16/2028	8,067	8,006	7,780	0.03
eResearchTechnology, Inc. (11)	L +	4.50%	8.88%	2/4/2027	12,852	12,893	11,378	0.05
Foundational Education Group, Inc. (4)(9)	SOFR +	3.75%	8.59%	8/31/2028	9,051	8,978	8,146	0.04
Garda World Security Corp. (6)(8)	L +	4.25%	8.93%	10/30/2026	27,085	27,139	26,421	0.12
Garda World Security Corp. (6)(8)	SOFR +	4.25%	8.53%	2/1/2029	16,492	16,352	15,914	0.07
Genuine Financial Holdings, LLC (8)	L +	3.75%	8.33%	7/11/2025	6,078	6,067	5,866	0.03
Java Buyer, Inc. (4)(7)(10)	L +	5.75%	10.52%	12/15/2027	166,245	163,006	159,825	0.70
JSS Holdings, Inc. (4)(10)	L +	6.00%	10.34%	12/27/2028	46,038	45,540	46,038	0.20
JSS Holdings, Inc. (4)(10)	L +	6.00%	10.34%	12/27/2028	240,481	237,395	240,481	1.06
Knowledge Pro Buyer, Inc. (4)(7)(10)	L +	5.75%	10.04%	12/10/2027	51,532	50,453	50,978	0.22
KPSKY Acquisition, Inc. (4)(10)	L +	5.50%	9.89%	10/19/2028	47,442	46,656	44,714	0.20
KPSKY Acquisition, Inc. (4)(10)	L +	5.50%	12.00%	10/19/2028	21,259	20,894	20,036	0.09
MaxGen Energy Services Corporation (4)(11)	L +	5.00%	9.18%	6/2/2027	83,035	81,442	80,959	0.36
Onex Baltimore Buyer, Inc. (4)(7)(10)	SOFR +	5.75%	10.50%	12/1/2027	269,254	264,782	265,986	1.17
PECF USS Intermediate Holding III Corp. (9)	L +	4.25%	8.63%	12/15/2028	30,534	30,546	25,574	0.11
Polyphase Elevator Holding Co. (4)(7)(11)	SOFR +	5.50%	10.18%	6/3/2027	15,053	14,809	12,736	0.06
Recycle & Resource US, LLC (6)(9)	L +	3.50%	8.23%	7/14/2028	5,167	5,136	4,711	0.02
Revspring, Inc. (8)	L +	4.00%	8.73%	10/11/2025	15,284	15,197	14,787	0.07
The Action Environmental Group, Inc. (4)(5)(12)	SOFR +	6.00%	10.66%	1/16/2026	16,094	15,691	15,892	0.07
The Action Environmental Group, Inc. (4)(5)(12)	L +	6.00%	9.91%	1/15/2026	4,050	3,983	3,999	0.02
The Action Environmental Group, Inc. (4)(5)(12)	SOFR +	6.15%	10.47%	1/15/2026	4,459	4,386	4,403	0.02
TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc) (9)	L +	3.75%	8.13%	12/8/2028	41,852	41,624	40,136	0.18
USIC Holdings, Inc. (10)	L +	3.50%	7.88%	5/12/2028	24,688	24,591	23,618	0.10
Vaco Holdings, LLC (10)	SOFR +	5.00%	9.73%	1/21/2029	21,214	21,122	20,534	0.09
Veregy Consolidated, Inc. (4)(11)	L +	6.00%	10.41%	11/2/2027	20,376	20,415	16,708	0.07

						1,792,568	1,766,556	7.77
Construction & Engineering
Aegion Corporation (10)	L +	4.75%	9.13%	5/17/2028	23,640	23,585	22,152	0.10
ASP Endeavor Acquisition, LLC (4)(5)(9)	L +	6.50%	11.06%	5/3/2027	35,460	34,948	33,598	0.15
Brookfield WEC Holdings, Inc. (9)	SOFR +	3.75%	8.07%	8/1/2025	2,993	2,864	2,986	0.01
COP Home Services TopCo IV, Inc. (4)(5)(7)(11)	L +	5.00%	9.38%	12/31/2027	125,111	122,456	118,736	0.52
Peak Utility Services Group, Inc. (4)(11)	L +	5.00%	9.17%	3/2/2028	23,391	23,214	22,338	0.10

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Construction & Engineering (continued)
Refficiency Holdings, LLC (10)	L +	3.75%	7.82%	12/16/2027	$13,801	$13,674	$13,102	0.06%
Thermostat Purchaser III, Inc. (4)(7)(10)	L +	4.50%	9.23%	8/31/2028	42,932	41,843	39,898	0.18
Tutor Perini Corp. (6)(11)	L +	4.75%	9.13%	8/18/2027	2,933	2,957	2,768	0.01

						265,541	255,578	1.13
Construction Materials
White Cap Buyer, LLC (9)	SOFR +	3.75%	8.07%	10/19/2027	35,942	35,870	34,819	0.15
Containers & Packaging
Ascend Buyer, LLC (4)(7)(10)	SOFR +	6.25%	10.67%	10/2/2028	11,530	11,073	11,337	0.05
Berlin Packaging, LLC (9)	L +	3.75%	7.88%	3/11/2028	28,131	28,094	27,131	0.12
Charter NEX US, Inc. (10)	L +	3.75%	8.13%	12/1/2027	16,273	16,321	15,837	0.07
Graham Packaging Co, Inc. (10)	L +	3.00%	7.38%	8/4/2027	9,081	9,055	8,939	0.04
LABL, Inc. (9)	L +	5.00%	9.38%	10/29/2028	7,071	6,981	6,731	0.03
MAR Bidco Sarl (6)(9)	L +	4.30%	9.03%	7/6/2028	3,898	3,882	3,567	0.02
Novolex, Inc. (9)	SOFR +	3.93%	8.60%	4/13/2029	43,986	42,984	42,001	0.19
Pretium PKG Holdings, Inc. (9)	L +	4.00%	7.74%	10/2/2028	23,650	23,293	18,971	0.08
ProAmpac PG Borrower, LLC (10)	L +	3.75%	7.96%	11/3/2025	40,486	40,474	38,875	0.17
TricorBraun Holdings, Inc. (9)	L +	3.25%	7.63%	3/3/2028	28,991	28,750	27,730	0.12
Trident TPI Holdings, Inc. (7)(9)	L +	4.00%	7.67%	9/15/2028	22,865	22,788	21,993	0.10

						233,695	223,112	0.99
Distributors
BP Purchaser, LLC (4)(10)	L +	5.50%	10.24%	12/10/2028	7,960	7,825	7,701	0.03
Bution Holdco 2, Inc. (4)(11)	L +	6.25%	10.63%	10/17/2025	5,825	5,754	5,825	0.03
Dana Kepner Company, LLC (4)(11)	SOFR +	6.00%	10.66%	12/29/2026	14,588	14,392	14,515	0.06
Dana Kepner Company, LLC (4)(11)	SOFR +	6.00%	10.66%	12/29/2027	66,848	65,640	66,514	0.29
Genuine Cable Group, LLC (4)(10)	SOFR +	5.75%	10.17%	11/2/2026	30,261	29,669	29,655	0.13
Marcone Yellowstone Buyer, Inc. (4)(5)(7)(10)	SOFR +	6.50%	7.25%	6/23/2028	15,810	15,180	15,164	0.07
Marcone Yellowstone Buyer, Inc. (4)(5)(10)	SOFR +	6.25%	10.62%	6/23/2028	26,742	26,330	25,672	0.11
NDC Acquisition Corp. (4)(7)(11)	L +	5.50%	10.23%	3/9/2027	22,620	22,130	22,109	0.10
Tailwind Colony Holding Corporation (4)(11)	L +	6.25%	10.98%	11/13/2024	74,385	73,315	73,269	0.32
Unified Door & Hardware Group, LLC (4)(11)	SOFR +	5.75%	10.52%	6/30/2025	11,911	11,408	11,375	0.05
Unified Door & Hardware Group, LLC (4)(11)	L +	5.75%	10.49%	12/18/2027	52,948	52,332	52,022	0.23

						323,975	323,821	1.42
Diversified Consumer Services
Ascend Learning, LLC (9)	L +	3.50%	7.88%	12/11/2028	30,790	30,294	29,188	0.13
Cambium Learning Group, Inc. (4)(7)(10)	L +	5.50%	9.74%	7/20/2028	958,418	950,821	958,418	4.22
Colibri Group, LLC (10)	SOFR +	5.00%	8.87%	3/12/2029	13,099	12,998	12,260	0.05
Dreambox Learning Holding, LLC (4)(5)(10)	L +	6.25%	9.44%	12/1/2027	135,213	132,990	127,101	0.56
EM Bidco Limited (6)(9)	SOFR +	4.25%	8.93%	7/6/2029	4,168	4,154	4,083	0.02
Go Car Wash Management Corp. (4)(7)(11)	SOFR +	6.25%	10.67%	12/31/2026	48,755	46,720	47,045	0.21
Go Car Wash Management Corp. (4)(14)	SOFR +	6.25%	10.67%	12/31/2026	42,256	41,527	41,199	0.18
KUEHG Corp. (11)	L +	3.75%	8.48%	2/21/2025	46,275	45,808	44,559	0.20
Learning Care Group (11)	L +	3.25%	7.61%	3/13/2025	37,491	36,954	34,974	0.15
Pre-Paid Legal Services, Inc. (9)	L +	3.75%	8.13%	12/15/2028	15,896	15,734	15,323	0.07
Rinchem Company, LLC (4)(9)	SOFR +	4.50%	9.18%	3/2/2029	4,025	4,007	3,814	0.02
Sunshine Cadence Holdco, LLC (4)(7)(10)	SOFR +	6.50%	10.24%	3/23/2027	700	680	679	0.00

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)		Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Diversified Consumer Services (continued)
Sunshine Cadence Holdco, LLC (8)	L +	4.25%	8.98%		3/23/2027		$39,696	$36,960	$36,421	0.16%
TruGreen Limited Partnership (10)	L +	4.00%	8.38%		11/2/2027		5,895	5,924	5,250	0.02
University Support Services, LLC (9)	L +	3.25%	7.63%		2/10/2029		14,898	14,738	14,525	0.06
Weld North Education, LLC (9)	L +	3.75%	7.72%		12/21/2027		9,326	9,326	9,161	0.04

								1,389,635	1,384,000	6.09
Diversified Financial Services
Barbri Holdings, Inc. (4)(7)(10)	L +	5.75%	10.13%		4/28/2028		129,071	127,193	127,765	0.56
Comet Acquisition, Inc. (4)(9)	SOFR +	4.25%	8.98%		10/24/2025		15,830	15,626	15,355	0.07
Lereta, LLC (10)	L +	5.25%	9.63%		7/30/2028		29,455	29,220	25,921	0.11
Mitchell International, Inc. (9)	L +	3.75%	8.41%		10/15/2028		66,990	66,327	61,932	0.27
Polaris Newco, LLC (9)	L +	4.00%	8.73%		6/2/2028		41,862	41,380	38,304	0.17
Sedgwick Claims Management Services, Inc. (6)(11)	L +	4.25%	8.63%		9/3/2026		2,399	2,418	2,375	0.01
Sedgwick Claims Management Services, Inc. (6)(8)	L +	3.75%	8.13%		9/3/2026		2,851	2,854	2,804	0.01
SelectQuote, Inc. (4)(10)	SOFR +	8.00%	12.42 (incl. 2.00 PIK	% % )	11/5/2024		274,238	273,743	246,814	1.09

								558,761	521,270	2.29
Diversified Telecommunication Services
Numericable US, LLC (6)(8)	L +	3.69%	7.77%		1/31/2026		15,505	15,446	14,406	0.06
Numericable US, LLC (6)(8)	L +	4.00%	8.65%		8/14/2026		33,493	33,515	31,246	0.14
Numericable US, LLC (6)(8)	L +	2.75%	7.16%		7/31/2025		2,861	2,834	2,723	0.01
Point Broadband Acquisition, LLC (4)(7)(11)	L +	6.00%	10.56%		10/1/2028		194,794	190,399	189,073	0.83
Zacapa, LLC (6)(9)	SOFR +	4.25%	8.83%		3/22/2029		6,082	6,069	5,861	0.03
Zayo Group Holdings, Inc. (9)	SOFR +	4.25%	8.57%		3/9/2027		4,857	4,742	4,054	0.02

								253,005	247,363	1.09
Electric Utilities
Qualus Power Services Corp. (4)(7)(11)	L +	5.25%	10.01%		3/26/2027		50,994	50,060	50,425	0.22
Electrical Equipment
Emergency Power Holdings, LLC (4)(5)(7)(11)	L +	5.50%	10.23%		8/17/2028		193,050	189,496	189,111	0.83
Madison IAQ, LLC (9)	L +	3.25%	7.99%		6/21/2028		50,454	49,866	47,067	0.21
Relay Purchaser, LLC (4)(5)(7)(10)	L +	6.00%	10.73%		8/30/2028		186,571	183,344	185,353	0.82
Shoals Holdings, LLC (4)(11)	SOFR +	3.25%	7.51%		11/25/2026		11,262	11,075	11,318	0.05

								433,781	432,849	1.91
Electronic Equipment, Instruments & Components
Albireo Energy, LLC (4)(5)(11)	L +	6.00%	10.75%		12/23/2026		35,138	34,718	32,854	0.14
CPI Intermediate Holdings Inc (4)(7)(10)	SOFR +	5.50%	9.68%		10/8/2029		465,710	455,099	455,280	2.01
Infinite Bidco, LLC (9)	L +	3.25%	7.98%		3/2/2028		39,231	39,080	37,760	0.17
Ingram Micro, Inc. (9)	L +	3.50%	8.23%		6/30/2028		3,940	3,909	3,891	0.02
Jupiter Bidco Limited (4)(6)(10)	SOFR +	6.25%	10.83%		8/27/2029		88,177	85,665	85,532	0.38
Jupiter Bidco Limited (4)(6)(7)(9)	E +	6.25%	8.45%		8/27/2029	EUR	5,922	2,718	3,972	0.02
LTI Holdings, Inc. (8)	L +	3.50%	7.88%		9/6/2025		4,948	4,936	4,749	0.02
Presidio, Inc. (8)	SOFR +	3.50%	7.92%		1/22/2027		2,197	2,200	2,167	0.01

								628,325	626,205	2.77

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Energy Equipment & Services
Abaco Energy Technologies, LLC (4)(13)	L +	7.00%	11.29%	10/4/2024		$8,031	$7,738	$8,031	0.04%
EnergySolutions, LLC (11)	L +	3.75%	8.48%	5/9/2025		4,675	4,675	4,369	0.02
ISQ Hawkeye Holdco, Inc. (4)(7)(10)	SOFR +	6.25%	10.63%	8/17/2029		8,189	7,967	8,048	0.04
Tetra Technologies, Inc. (4)(6)(11)	L +	6.25%	10.63%	9/10/2025		22,793	22,080	22,793	0.10

							42,460	43,241	0.20
Entertainment
CE Intermediate I, LLC (4)(9)	L +	4.00%	8.59%	11/10/2028		7,719	7,655	7,372	0.03
Recorded Books, Inc. (8)	SOFR +	4.00%	8.32%	8/29/2025		11,815	11,832	11,584	0.05

							19,487	18,956	0.08
Food Products
Quantum Bidco, Ltd. (6)(8)	S +	6.00%	6.28%	1/29/2028	GBP	18,500	24,611	19,080	0.08
Snacking Investments US, LLC (6)(11)	L +	4.00%	8.32%	12/18/2026		4,944	4,970	4,833	0.02

							29,581	23,913	0.10
Health Care Equipment & Supplies
Advancing Eyecare Center, Inc. (4)(7)(9)	SOFR +	5.75%	10.48%	6/13/2029		25,380	24,746	24,255	0.11
Auris Luxembourg III Sarl (6)(8)	L +	3.75%	8.68%	2/27/2026		34,532	34,030	30,993	0.14
CPI Buyer, LLC (4)(7)(10)	L +	5.50%	10.23%	11/1/2028		161,899	158,173	153,414	0.68
Egrotron Acquisition, LLC (4)(10)	SOFR +	5.75%	10.18%	7/6/2028		67,705	66,462	66,182	0.29
GCX Corporation Buyer, LLC (4)(5)(7)(10)	L +	5.50%	9.84%	9/13/2028		245,025	240,888	240,440	1.06
Mozart Borrower LP (7)(9)	L +	3.25%	7.63%	10/23/2028		1,985	1,884	477	0.00
Natus Medical Incorporated (4)(7)(9)	SOFR +	5.50%	8.68%	7/20/2029		53,463	50,042	49,330	0.22
Resonetics, LLC (10)	L +	4.00%	8.41%	4/28/2028		81,849	80,299	78,166	0.34
Sunshine Luxembourg VII S.à r.l, LLC (6)(10)	L +	3.75%	8.48%	10/1/2026		23,496	23,346	22,560	0.10
TecoStar Holdings, Inc. (11)	L +	3.50%	7.24%	5/1/2024		25,881	25,647	21,764	0.10

							705,517	687,581	3.04
Health Care Providers & Services
123Dentist, Inc. (4)(6)(7)(10)	C +	5.75%	10.36%	8/10/2029	CAD	204,779	156,140	144,435	0.64
ACI Group Holdings, Inc. (4)(5)(7)(10)	L +	5.75%	10.13%	8/2/2028		92,158	90,007	90,086	0.40
ADCS Clinics Intermediate Holdings, LLC (4)(7)(11)	L +	6.50%	11.66%	5/7/2027		20,661	20,251	20,229	0.09
ADMI Corp. (9)	L +	3.75%	8.13%	12/23/2027		46,518	46,278	42,491	0.19
Amerivet Partners Management, Inc. (4)(5)(7)(10)	SOFR +	5.50%	9.59%	2/25/2028		17,532	16,596	15,861	0.07
AMGH Holding Corp. (11)	L +	4.25%	8.63%	3/14/2025		11,615	11,628	8,300	0.04
Canadian Hospital Specialties Ltd. (4)(5)(6)(7)(11)	C +	4.50%	9.36%	4/14/2028	CAD	16,795	12,933	14,973	0.07
Caramel Bidco Limited (4)(5)(6)(8)	S +	6.00%	9.43%	2/24/2029	GBP	60,000	78,167	69,698	0.31
Caramel Bidco Limited (4)(5)(6)(7)(8)	SOFR +	6.00%	9.43%	2/24/2024	GBP	5,392	6,968	4,202	0.02
CCBlue Bidco, Inc. (4)(7)(10)	L +	6.25%	9.92% (incl. 2.75% PIK)	12/21/2028		499,035	488,434	470,913	2.08
CHG Healthcare Services, Inc. (9)	L +	3.25%	7.63%	9/29/2028		8,021	7,983	7,864	0.03
Covenant Surgical Partners, Inc. (8)	L +	4.00%	8.41%	7/1/2026		2,951	2,916	2,501	0.01
Cross Country Healthcare, Inc. (4)(10)	L +	5.75%	10.14%	6/8/2027		48,234	46,982	48,234	0.21
DCA Investment Holdings, LLC (4)(7)(10)	SOFR +	6.00%	9.98%	4/3/2028		25,015	24,846	24,620	0.11
Epoch Acquisition, Inc. (4)(11)	SOFR +	6.00%	10.19%	10/4/2024		29,118	29,118	28,972	0.13
Global Medical Response, Inc. (11)	L +	4.25%	8.42%	10/2/2025		34,291	34,358	24,239	0.11
Gordian Medical, Inc. (4)(10)	L +	6.25%	10.98%	1/31/2027		51,790	50,515	37,548	0.17

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)		Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
Heartland Dental, LLC (8)	L +	4.00%	8.39%		4/30/2025		$47,639	$47,471	$44,388	0.20%
Jayhawk Buyer, LLC (4)(7)(11)	L +	5.00%	9.73%		10/15/2026		274,677	270,560	271,930	1.20
LifePoint Health, Inc. (8)	L +	3.75%	8.16%		11/16/2025		43,804	43,532	41,401	0.18
Medical Knowledge Group, LLC (4)(10)	SOFR +	5.75%	9.99%		2/1/2029		21,910	21,243	21,636	0.10
Medical Knowledge Group, LLC (4)(10)	L +	5.75%	10.04		2/1/2029		163,706	160,860	161,660	0.71
Midwest Physician Administrative Services, LLC (10)	L +	3.25%	7.98%		3/12/2028		19,182	19,113	17,719	0.08
National Mentor Holdings, Inc. (10)	L +	3.75%	8.48%		3/2/2028		11,192	11,182	7,884	0.03
Navigator Acquiror, Inc. (4)(7)(9)	L +	5.75%	9.98 (incl. 5.11 PIK)	% %	7/16/2027		416,586	413,661	412,420	1.82
NMSC Holdings, Inc. (10)	SOFR +	5.25%	9.67%		2/23/2029		7,476	7,405	6,156	0.03
Odyssey Holding Company, LLC (4)(11)	L +	5.75%	10.45%		11/16/2025		63,649	63,333	63,649	0.28
Onex TSG Intermediate Corp. (6)(10)	L +	4.75%	9.16%		2/28/2028		23,023	22,873	20,622	0.09
Pathway Vet Alliance, LLC (8)	L +	3.75%	8.13%		3/31/2027		30,697	30,494	25,734	0.11
Pediatric Associates Holding Co., LLC (7)(9)	L +	3.25%	7.63%		12/29/2028		5,036	4,910	4,778	0.02
PetVet Care Centers, LLC (10)	L +	3.50%	7.88%		2/14/2025		54,403	54,377	51,297	0.23
Phoenix Guarantor, Inc. (6)(8)	L +	3.50%	7.88%		3/5/2026		17,904	17,889	16,891	0.07
Plasma Buyer, LLC (4)(7)(10)	SOFR +	5.75%	10.07%		5/12/2029		91,493	89,190	86,487	0.38
PPV Intermediate Holdings, LLC (4)(7)(10)	SOFR +	5.75%	10.07%		8/31/2029		114,624	112,184	113,256	0.50
PSKW Intermediate, LLC (4)(11)	L +	6.25%	10.64%		3/9/2026		14,303	14,303	14,303	0.06
Radnet, Inc. (6)(10)	L +	3.00%	7.73%		4/21/2028		4,850	4,832	4,733	0.02
Reverb Buyer, Inc. (9)	L +	3.50%	7.88%		11/1/2028		6,551	6,504	6,155	0.03
Smile Doctors, LLC (4)(7)(10)	L +	5.75%	11.00%		12/21/2028		460,037	450,702	449,712	1.98
Snoopy Bidco, Inc. (4)(7)(10)	L +	6.00%	10.76%		6/1/2028		623,786	615,035	601,186	2.65
SpecialtyCare, Inc. (4)(5)(7)(11)	L +	5.75%	9.76%		6/18/2028		72,500	70,742	70,051	0.31
Stepping Stones Healthcare Services, LLC (4)(7)(10)	L +	5.75%	10.51%		1/2/2029		166,289	163,129	160,844	0.71
Surgery Centers Holdings, Inc. (6)(10)	L +	3.75%	8.05%		8/31/2026		14,435	14,425	14,289	0.06
The Fertility Partners, Inc. (4)(5)(6)(10)	L +	5.75%	10.13%		3/16/2028		38,903	38,228	37,346	0.16
The Fertility Partners, Inc. (4)(5)(6)(7)(10)	C +	5.75%	10.46%		3/16/2028	CAD	155,062	121,396	111,823	0.49
The GI Alliance Management, LLC (4)(7)(11)	SOFR +	6.25%	10.49%		9/15/2028		261,135	252,087	254,229	1.12
TTF Holdings, LLC (4)(10)	L +	4.00%	8.13%		3/31/2028		5,944	5,910	5,884	0.03
U.S. Anesthesia Partners, Inc. (9)	L +	4.25%	8.37%		10/1/2028		38,627	38,496	36,876	0.16
Unified Physician Management, LLC (4)(7)(9)	SOFR +	5.50%	10.50%		6/18/2029		863,748	863,748	863,748	3.81
United Mutual Acquisition Holdings, LLC (4)(7)(10)	SOFR +	5.75%	10.09%		7/15/2028		15,654	15,421	15,229	0.07
US Acute Care Solutions (5)(8)		6.38%	6.38%		3/1/2026		2,885	2,919	2,564	0.01
US Oral Surgery Management Holdco, LLC (4)(10)	L +	5.50%	10.18%		11/18/2027		127,120	125,052	125,849	0.55
US Oral Surgery Management Holdco, LLC (4)(7)(11)	L +	4.50%	10.72%		11/18/2023		39,604	38,717	38,933	0.17
Veonet GmbH (6)(8)	S +	5.25%	8.68%		3/14/2029	GBP	170,000	218,598	190,515	0.84
WHCG Purchaser III, Inc. (4)(5)(7)(10)	L +	5.75%	10.48%		6/22/2028		108,280	106,326	88,257	0.39

								5,680,967	5,515,600	24.33

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Technology
athenahealth, Inc. (7)(9)	SOFR +	3.50%	7.82%	2/15/2029		$36,931	$36,518	$33,015	0.15%
Caerus US 1, Inc. (4)(6)(7)(10)	SOFR +	5.50%	6.25%	5/25/2029		86,813	85,002	84,951	0.37
Caerus US 1, Inc. (4)(6)(7)(10)	SOFR +	5.50%	10.08%	5/25/2029		403,316	394,706	390,501	1.72
Color Intermediate LLC (4)(10)	SOFR +	5.50%	10.18%	10/4/2029		371,638	362,597	364,206	1.61
Edifecs, Inc. (4)(10)	L +	5.50%	10.23%	9/21/2026		122,264	120,388	121,042	0.53
Edifecs, Inc. (4)(11)	L +	7.50%	12.23%	9/21/2026		29,360	29,261	29,947	0.13
Ensemble RCM, LLC (4)(9)	SOFR +	5.00%	9.19%	8/3/2026		89,550	88,057	87,759	0.39
GI Ranger Intermediate, LLC (4)(7)(10)	SOFR +	6.00%	10.73%	10/29/2028		99,248	97,345	97,383	0.43
Imprivata, Inc. (9)	L +	3.75%	8.13%	12/1/2027		3,940	3,948	3,801	0.02
Netsmart Technologies, Inc. (10)	L +	4.00%	8.38%	10/1/2027		15,149	15,208	14,628	0.06
NMC Crimson Holdings, Inc. (4)(7)(10)	L +	6.00%	9.74%	3/1/2028		75,988	74,013	74,805	0.33
Project Ruby Ultimate Parent Corp. (10)	L +	3.25%	7.63%	3/10/2028		8,461	8,428	8,019	0.04
RPBLS Midco, LLC (4)(10)	SOFR +	5.75%	9.41%	4/1/2028		166,892	164,279	165,223	0.73
Verscend Holding Corp. (8)	L +	4.00%	8.38%	8/27/2025		30,479	30,524	30,346	0.13
Waystar Technologies, Inc. (8)	L +	4.00%	8.38%	10/22/2026		12,408	12,425	12,222	0.05

							1,522,699	1,517,848	6.69
Hotels, Restaurants & Leisure
Alterra Mountain Company (9)	L +	3.50%	7.88%	8/17/2028		6,241	6,251	6,180	0.03
CEC Entertainment, Inc. (5)(8)		6.75%	6.75%	5/1/2026		51,052	51,052	47,542	0.21
Century Casinos, Inc. (6)(10)	SOFR +	6.00%	10.22%	4/2/2029		43,670	42,885	41,650	0.18
Fertitta Entertainment, LLC (9)	SOFR +	4.00%	8.32%	1/27/2029		33,590	33,463	32,003	0.14
Flynn Restaurant Group LP (9)	L +	4.25%	8.63%	12/1/2028		7,999	7,922	7,522	0.03
IRB Holding Corp. (10)	SOFR +	3.00%	7.32%	12/15/2027		15,762	15,761	15,321	0.07
Mic Glen, LLC (9)	L +	3.50%	7.88%	7/21/2028		26,577	26,430	25,348	0.11
Scientific Games Holdings LP (9)	SOFR +	3.50%	7.10%	4/4/2029		10,434	10,389	9,976	0.04
Tacala Investment Corp. (10)	L +	3.50%	7.88%	2/5/2027		48,876	48,867	47,129	0.21
Twin River Worldwide Holdings, Inc. (6)(9)	L +	3.25%	7.54%	10/2/2028		19,084	18,942	17,710	0.08

							261,962	250,381	1.10
Household Durables
AI Aqua Merger Sub, Inc. (6)(7)(9)	SOFR +	3.75%	7.84%	7/31/2028		52,858	52,304	49,784	0.22
Hunter Douglas, Inc. (6)(9)	SOFR +	3.50%	7.86%	2/26/2029		14,896	14,820	13,181	0.06
Instant Brands Holdings, Inc. (10)	L +	5.00%	9.73%	4/12/2028		75,061	74,211	50,741	0.22

							141,335	113,706	0.50
Industrial Conglomerates
Bettcher Industries, Inc. (9)	SOFR +	4.00%	8.32%	12/14/2028		11,238	11,142	10,591	0.05
CEP V Investment 11 Sarl (4)(6)(7)(10)	S +	5.75%	5.75%	2/11/2028	CHF	97,449	97,920	104,199	0.46
Engineered Machinery Holdings, Inc. (10)	L +	3.75%	8.48%	5/19/2028		7,978	7,978	7,738	0.03
Excelitas Technologies Corp. (4)(7)(10)	SOFR +	5.75%	10.12%	8/13/2029		161,600	158,150	157,944	0.70
Excelitas Technologies Corp. (4)(8)	E +	5.75%	7.55%	8/13/2029	EUR	25,323	25,502	26,486	0.12
FCG Acquisitions, Inc. (9)	L +	3.75%	8.48%	3/31/2028		40,676	40,520	38,782	0.17
SPX Flow, Inc. (9)	SOFR +	4.50%	8.92%	4/5/2029		52,169	49,972	48,862	0.22
Vertical US Newco, Inc. (6)(9)	L +	3.50%	6.87%	7/30/2027		29,953	29,980	28,898	0.13
Victory Buyer, LLC (4)(9)	L +	3.75%	8.10%	11/19/2028		22,863	22,774	19,262	0.08

							443,938	442,762	1.96
Insurance
Acrisure LLC (8)	L +	3.50%	7.88%	2/15/2027		3,815	3,739	3,589	0.02
Acrisure LLC (9)	L +	4.25%	8.63%	2/15/2027		18,985	18,947	18,424	0.08
Acrisure LLC (9)	L +	3.75%	8.13%	2/15/2027		18,973	18,838	18,071	0.08
Alera Group, Inc. (4)(10)	SOFR +	6.00%	10.42%	10/2/2028		63,957	63,421	62,273	0.27

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Insurance (continued)
Alliant Holdings Intermediate, LLC (9)	L +	3.50%	7.85%	11/5/2027		$7,935	$7,894	$7,766	0.03%
Amerilife Holdings, LLC (4)(7)(10)	SOFR +	5.75%	9.01%	8/31/2029		360,844	352,810	356,491	1.57
AssuredPartners, Inc. (9)	L +	3.50%	7.88%	2/12/2027		30,226	29,966	29,355	0.13
AssuredPartners, Inc. (9)	SOFR +	3.50%	7.82	2/12/2027		993	991	966	0.00
Baldwin Risk Partners, LLC (6)(9)	L +	3.50%	7.79%	10/14/2027		7,884	7,853	7,707	0.03
Benefytt Technologies, Inc. (4)(10)	SOFR +	8.75%	12.09 (incl. 7.75 PIK)%	8/12/2027		97,056	95,617	78,615	0.35
Benefytt Technologies, Inc. (4)(7)(8)	SOFR +	7.50%	10.58 (incl. 7.75 PIK)%	8/12/2027		23,520	22,851	19,016	0.08
BroadStreet Partners, Inc. (8)	L +	3.00%	7.38%	1/27/2027		10,816	10,774	10,509	0.05
CFC Underwriting, Ltd.(4)(6)(7)(8)	SOFR +	5.00%	8.79%	5/16/2029		138,161	134,805	136,576	0.60
Foundation Risk Partners Corp. (4)(7)(10)	SOFR +	6.00%	10.68%	10/29/2028		55,681	54,797	54,978	0.24
Galway Borrower, LLC (4)(5)(7)(10)	L +	5.25%	8.99%	9/30/2028		222,069	218,415	216,018	0.95
High Street Buyer, Inc. (4)(5)(7)(10)	L +	6.00%	10.73%	4/14/2028		127,353	124,844	125,698	0.55
Howden Group Holdings Limited (6)(10)	L +	3.25%	7.69%	11/12/2027		13,503	13,440	13,173	0.06
HUB International Limited (10)	L +	3.25%	7.53%	4/25/2025		1,957	1,958	1,943	0.01
Integrity Marketing Acquisition, LLC (4)(5)(10)	L +	6.05%	11.28%	8/27/2025		80,767	80,024	77,935	0.34
Integrity Marketing Acquisition, LLC (4)(5)(7)(10)	SOFR +	5.75%	9.49%	8/27/2025		79,904	78,423	76,727	0.34
Integrity Marketing Acquisition, LLC (4)(5)(10)	L +	5.75%	7.50%	8/27/2025		74,979	74,173	72,168	0.32
Jones Deslauriers Insurance Management, Inc. (5)(6)(10)	C +	4.25%	8.81%	3/27/2028	CAD	15,393	12,486	10,679	0.05
Jones Deslauriers Insurance Management, Inc. (5)(6)(10)	C +	4.25%	8.81%	3/27/2028	CAD	11,206	8,797	7,774	0.03
Jones Deslauriers Insurance Management, Inc. (5)(6)(8)	C +	4.25%	8.81%	3/17/2028	CAD	69,903	54,634	48,513	0.21
NFP Corp. (8)	L +	3.25%	7.63%	2/15/2027		13,596	13,511	13,038	0.06
PGIS Intermediate Holdings, LLC (4)(5)(7)(10)	L +	5.50%	10.63%	10/16/2028		24,461	23,947	23,541	0.10
Riser Merger Sub, Inc. (4)(6)(7)(10)	SOFR +	5.75%	10.33%	8/1/2028		159,870	155,983	155,699	0.69
Riser Merger Sub, Inc. (4)(6)(10)	S +	5.75%	9.18%	8/1/2028	GBP	13,683	16,452	16,130	0.07
RSC Acquisition, Inc. (4)(5)(10)	L +	5.50%	9.11%	10/30/2026		15,000	14,870	14,588	0.06
RSC Acquisition, Inc. (4)(5)(7)(10)	L +	5.50%	9.74%	10/30/2026		10,680	10,160	8,928	0.04
SG Acquisition, Inc. (4)(9)	L +	5.00%	9.17%	1/27/2027		93,540	93,262	93,540	0.41
Shelf Bidco Ltd (6)(10)	SOFR +	6.00%	6.75%	1/3/2030		132,377	128,377	128,377	0.57
Tennessee Bidco Limited (4)(5)(6)(8)	S +	7.28%	8.47%	7/9/2028	GBP	48,569	65,941	57,592	0.25
Tennessee Bidco Limited (4)(5)(6)(7)(8)	S +	7.00%	7.00%	7/9/2028	GBP	101,623	116,566	108,100	0.48
Tennessee Bidco Limited (4)(5)(6)(8)	L +	7.00%	10.38%	7/9/2028		166,473	162,496	163,559	0.72
Tennessee Bidco Limited (4)(5)(6)(8)	L +	6.25%	10.43%	8/3/2028		17,423	17,179	17,118	0.08
Tennessee Bidco Limited (4)(5)(6)(8)	L +	7.00%	12.21%	8/3/2028		30,570	30,181	30,035	0.13

							2,339,422	2,285,209	10.05
Interactive Media & Services
Ancestry.com Operations, Inc (9)	L +	3.25%	7.63%	12/6/2027		8,349	8,298	7,751	0.03
Cengage Learning, Inc. (11)	L +	4.75%	7.81%	7/14/2026		18,763	18,629	16,919	0.07
MH Sub I, LLC (11)	L +	3.75%	8.13%	9/13/2024		15,647	15,655	15,240	0.07
Project Boost Purchaser, LLC (9)	L +	3.50%	7.88%	5/30/2026		9,924	9,785	9,596	0.04

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)		Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Interactive Media & Services (continued)
Red Planet Borrower, LLC (9)	L +	3.75%	8.13%		10/2/2028		$39,653	$39,368	$25,021	0.11%
SurveyMonkey, Inc. (6)(8)	L +	3.75%	8.14%		10/10/2025		5,957	5,869	5,778	0.03

								97,604	80,305	0.35
Internet & Direct Marketing Retail
Donuts, Inc. (4)(7)(11)	SOFR +	6.00%	10.43%		12/29/2026		511,530	510,002	506,414	2.23
Hoya Midco, LLC (6)(9)	SOFR +	3.25%	7.57%		2/3/2029		9,729	9,675	9,595	0.04
Prodege International Holdings, LLC (4)(10)	L +	5.75%	10.52%		12/15/2027		561,698	553,677	550,464	2.43
Wireless Vision, LLC (4)(11)	L +	5.50%	10.23%		12/30/2025		19,197	19,197	19,197	0.08

								1,092,551	1,085,670	4.78
IT Services
Ahead DB Holdings, LLC (5)(10)	L +	3.75%	8.48%		10/18/2027		2,570	2,580	2,488	0.01
AI Altius Bidco, Inc. (4)(5)(7)(10)	L +	5.50%	10.65%		12/13/2028		106,023	103,921	103,556	0.46
AI Altius Bidco, Inc. (4)(5)(8)		9.75 PIK %	9.75 PIK	%	12/29/2029		22,256	21,714	21,532	0.09
BCP V Everise Acquisition, LLC (4)(10)	SOFR +	6.50%	10.83%		5/3/2027		74,063	72,272	72,211	0.32
Dcert Buyer, Inc. (8)	SOFR +	4.00%	8.70%		10/16/2026		28,834	28,864	27,917	0.12
Endurance International Group Holdings, Inc. (10)	L +	3.50%	7.72%		2/10/2028		45,056	44,735	40,663	0.18
Infostretch Corporation (4)(10)	SOFR +	5.75%	10.48%		4/1/2028		182,010	178,827	174,730	0.77
Inovalon Holdings, Inc. (4)(7)(10)	L +	6.25%	10.95 (incl. 2.75 PIK)	% %	11/24/2028		958,135	937,472	947,309	4.18
Monterey Financing, S.A.R.L (4)(6)(7)(8)	E +	6.00%	8.14%		9/28/2029	EUR	76,519	69,979	81,366	0.36
Monterey Financing, S.A.R.L (4)(6)(8)	CI +	6.00%	8.42%		9/28/2029	DKK	560,750	72,060	78,665	0.35
Monterey Financing, S.A.R.L (4)(6)(8)	ST +	6.00%	8.65%		9/28/2029	SEK	243,186	21,200	22,727	0.10
Monterey Financing, S.A.R.L (4)(6)(9)	N +	6.00%	9.26%		9/28/2029	NOK	599,094	54,450	59,479	0.26
Park Place Technologies, LLC (11)	SOFR +	5.00%	9.42%		11/10/2027		796	798	753	0.00
Razor Holdco, LLC (4)(10)	L +	5.75%	9.42%		10/25/2027		189,288	186,250	185,502	0.82
Red River Technology, LLC (4)(7)(11)	L +	6.00%	10.38%		5/26/2027		149,310	147,395	148,190	0.65
Sabre GLBL, Inc. (6)(9)	SOFR +	4.25%	8.67%		6/30/2028		1,321	1,292	1,213	0.01
Sabre GLBL, Inc. (6)(9)	L +	3.50%	7.88%		12/17/2027		17,783	17,734	16,249	0.07
TierPoint, LLC (10)	L +	3.75%	8.13%		5/5/2026		12,370	12,323	11,601	0.05
Turing Holdco, Inc. (4)(5)(6)(8)	E +	6.00%	8.00 (incl. 2.50 PIK)	% %	8/3/2028	EUR	16,320	18,455	17,200	0.08
Turing Holdco, Inc. (4)(5)(6)(7)(8)	E +	6.00%	7.36%		8/3/2028	EUR	8,284	9,576	8,587	0.04
Turing Holdco, Inc. (4)(5)(6)(8)	L +	6.00%	10.01%		8/3/2028		12,655	12,344	12,466	0.05
Virtusa Corp. (10)	L +	3.75%	8.13%		2/11/2028		8,918	8,930	8,632	0.04
Virtusa Corp. (10)	L +	3.75%	8.17%		2/15/2029		942	934	912	0.00

								2,024,105	2,043,948	9.01
Leisure Products
Lew’s Intermediate Holdings, LLC (4)(10)	SOFR +	5.00%	9.40%		2/11/2028		25,913	25,749	23,710	0.10
Lucky Bucks, LLC (10)	L +	5.50%	10.43%		7/30/2027		47,204	46,462	27,811	0.12
Motion Finco, LLC (6)(8)	L +	3.25%	7.98%		11/12/2026		19,460	18,857	18,611	0.08
Recess Holdings, Inc. (11)	L +	3.75%	8.16%		9/30/2024		11,924	11,909	11,880	0.05

								102,977	82,012	0.35

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Life Sciences Tools & Services
Cambrex Corp. (10)	SOFR +	3.50%	7.92%	12/4/2026		$4,512	$4,527	$4,394	0.02%
Curia Global, Inc. (10)	L +	3.75%	8.16%	8/30/2026		40,647	40,658	33,673	0.15
LSCS Holdings, Inc. (9)	L +	4.50%	8.88%	12/16/2028		15,594	15,527	14,941	0.07
Maravai Intermediate Holdings, LLC (6)(9)	SOFR +	3.00%	6.96%	10/19/2027		1,958	1,976	1,925	0.01
Packaging Coordinators Midco, Inc. (10)	L +	3.50%	8.23%	11/30/2027		1,881	1,878	1,789	0.01

							64,566	56,722	0.26
Machinery
Apex Tool Group, LLC (9)	SOFR +	5.25%	9.67%	2/8/2029		14,756	14,691	12,743	0.06
MHE Intermediate Holdings, LLC (4)(5)(7)(11)	SOFR +	6.00%	9.50%	7/21/2027		10,431	10,262	10,042	0.04
MHE Intermediate Holdings, LLC (4)(5)(11)	SOFR +	6.25%	9.75%	12/9/2025		1,284	1,253	1,249	0.01
MHE Intermediate Holdings, LLC (4)(5)(11)	L +	6.00%	6.75%	4/7/2024		1,201	1,181	1,168	0.01
Pro Mach Group, Inc. (11)	L +	4.00%	8.38%	8/31/2028		238	236	232	0.00
Titan Acquisition Ltd. (6)(8)	L +	3.00%	5.88%	3/28/2025		15,097	14,773	14,142	0.06

							42,396	39,576	0.18
Marine
Armada Parent, Inc. (4)(7)(10)	L +	5.75%	10.13%	10/29/2027		233,972	229,683	226,879	1.00
Media
Clear Channel Outdoor Holdings, Inc. (6)(8)	L +	3.50%	7.91%	8/21/2026		33,680	32,906	30,754	0.14
Digital Media Solutions, LLC (4)(6)(10)	L +	5.00%	9.73%	5/25/2026		29,518	29,015	25,238	0.11
McGraw-Hill Education, Inc. (9)	L +	4.75%	8.32%	7/28/2028		28,501	28,269	26,907	0.12
Radiate Holdco, LLC (10)	L +	3.25%	7.63%	9/25/2026		47,479	47,370	38,787	0.17
Terrier Media Buyer, Inc. (8)	L +	3.50%	8.23%	12/17/2026		1,955	1,963	1,836	0.01
Trader Corp. (4)(6)(7)(10)	C +	5.75%	10.40%	12/22/2029	CAD	110,510	79,009	79,416	0.35
Univision Communications, Inc. (10)	L +	3.25%	7.63%	3/15/2026		20,074	19,952	19,798	0.09

							238,484	222,736	0.99
Metals & Mining
American Rock Salt Company, LLC (10)	L +	4.00%	8.38%	6/9/2028		19,684	19,672	18,577	0.08
SCIH Salt Holdings, Inc. (10)	L +	4.00%	8.41%	3/16/2027		45,105	44,859	43,962	0.19

							64,531	62,539	0.27
Oil, Gas & Consumable Fuels
Eagle Midstream Canada Finance, Inc. (4)(6)(10)	SOFR +	6.25%	10.52%	8/15/2028		30,190	29,569	29,737	0.13
Freeport LNG Investments, LLLP (9)	L +	3.50%	7.74%	12/21/2028		55,586	55,399	52,984	0.23
KKR Alberta Midsteam Finance Inc. (4)(6)(10)	SOFR +	6.25%	10.52%	8/15/2028		16,424	16,087	16,178	0.07

							101,055	98,899	0.43
Paper & Forest Products
Profile Products, LLC (4)(7)(10)	L +	5.50%	9.36%	11/12/2027		40,166	39,406	39,080	0.17
Profile Products, LLC (4)(10)	C +	5.50%	10.14	11/12/2027		23,595	23,211	23,064	0.10

							62,617	62,144	0.27

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Pharmaceuticals
Doc Generici (Diocle S.p.A.) (4)(6)(7)(8)	E +	6.50%	8.56%	10/27/2028	EUR	60,136	$57,958	$63,092	0.28%
Padagis, LLC (6)(9)	L +	4.75%	8.49%	7/6/2028		29,371	29,331	26,189	0.12
Rhea Parent, Inc. (4)(5)(10)	SOFR +	5.75%	10.33%	2/18/2029		205,468	201,868	202,899	0.89
Sharp Midco, LLC (4)(9)	L +	4.00%	8.73%	12/31/2028		5,283	5,271	5,032	0.02

							294,428	297,212	1.31
Professional Services
ALKU, LLC (4)(10)	SOFR +	5.25%	9.67%	3/1/2028		$154,467	153,315	154,467	0.68
ALKU, LLC (4)(10)	SOFR +	5.00%	9.42%	3/1/2028		78,607	77,850	78,607	0.35
APFS Staffing Holdings, Inc. (4)(7)(9)	SOFR +	4.00%	8.09%	12/29/2028		3,275	3,065	2,529	0.01
Aqgen Island Holdings, Inc. (9)	L +	3.50%	8.25%	8/2/2028		64,131	63,860	61,432	0.27
Armor Holdco, Inc. (6)(9)	SOFR +	4.50%	9.54%	12/11/2028		3,600	3,569	3,578	0.02
BPPH2 Limited (4)(5)(6)(8)	S +	6.87%	10.30%	3/2/2028	GBP	40,700	55,179	49,379	0.22
CFGI Holdings, LLC (4)(7)(10)	L +	5.00%	9.39%	11/2/2027		22,918	22,044	22,291	0.10
Chronicle Bidco, Inc. (4)(7)(11)	SOFR +	6.75%	9.80%	5/18/2029		2,944	2,930	2,798	0.01
Chronicle Bidco, Inc. (4)(11)	SOFR +	6.25%	10.83%	5/18/2029		42,743	42,387	41,888	0.18
Claims Automation Intermediate 2, LLC (4)(7)(10)	L +	4.75%	8.76%	12/16/2027		45,500	44,182	43,449	0.19
Clearview Buyer, Inc. (4)(5)(7)(10)	L +	5.25%	9.98%	8/26/2027		150,490	147,773	146,988	0.65
CoreLogic, Inc. (9)	L +	3.50%	7.94%	6/2/2028		41,138	40,876	34,466	0.15
Cumming Group, Inc. (4)(11)	SOFR +	5.25%	8.92%	11/16/2027		1,600	1,561	1,561	0.01
Cumming Group, Inc. (4)(7)(11)	L +	5.25%	8.92%	5/26/2027		171,367	168,531	165,889	0.73
Deerfield Dakota Holding, LLC (11)	SOFR +	3.75%	8.07%	4/9/2027		86,146	85,708	80,668	0.36
Eliassen Group, LLC (4)(7)(10)	SOFR +	5.50%	10.08%	4/14/2028		65,997	65,126	64,430	0.28
Emerald US, Inc. (6)(8)	L +	3.25%	7.98%	7/12/2028		3,889	3,886	3,874	0.02
Galaxy US Opco, Inc. (6)(9)	SOFR +	4.75%	9.07%	4/29/2029		12,326	12,046	11,185	0.05
Guidehouse, Inc. (4)(5)(10)	L +	6.25%	10.32%	10/16/2028		49,874	48,441	48,877	0.22
Guidehouse, Inc. (4)(5)(10)	L +	6.25%	10.63%	10/16/2028		1,147,802	1,138,302	1,124,846	4.96
HIG Orca Acquisition Holdings, Inc. (4)(5)(7)(11)	SOFR +	6.00%	9.78%	8/17/2027		107,511	105,846	106,284	0.47
IG Investments Holdings, LLC (4)(5)(7)(10)	L +	6.00%	10.39%	9/22/2028		466,344	458,429	463,878	2.04
Inmar, Inc. (11)	L +	4.00%	8.73%	5/1/2024		39,981	39,814	36,493	0.16
Kaufman Hall & Associates, LLC (4)(10)	L +	5.25%	9.63%	12/14/2028		97,255	95,601	96,526	0.43
Legacy Intermediate, LLC (4)(5)(7)(10)	SOFR +	5.75%	10.26%	2/25/2028		93,094	91,039	91,631	0.40
Mantech International CP (4)(7)(10)	SOFR +	5.75%	9.58%	9/14/2029		778,402	759,603	767,644	3.38
Material Holdings, LLC (4)(5)(7)(10)	SOFR +	6.00%	10.68%	8/19/2027		264,920	260,943	256,724	1.13
Minotaur Acquisition, Inc. (8)	SOFR +	4.75%	9.17%	3/27/2026		281,425	274,304	269,816	1.19
National Intergovernmental Purchasing Alliance Co. (8)	SOFR +	3.50%	8.08%	5/23/2025		4,207	4,175	4,159	0.02
Petrus Buyer Inc (4)(7)(10)	SOFR +	6.50%	10.70%	10/17/2029		36,173	34,805	34,763	0.15
Polyconcept Investments B.V. (10)	SOFR +	5.50%	10.08%	5/18/2029		44,888	44,066	42,138	0.19
Sherlock Buyer Corp. (4)(7)(10)	L +	5.75%	10.48%	12/8/2028		6,488	6,210	6,060	0.03
Thevelia US, LLC (5)(6)(9)	SOFR +	4.00%	8.73%	6/18/2029		34,466	33,046	33,518	0.15
Trinity Air Consultants Holdings Corp. (4)(7)(10)	L +	5.25%	10.18%	6/29/2027		44,320	43,315	43,548	0.19
Trinity Partners Holdings, LLC (4)(7)(10)	SOFR +	5.75%	9.99%	12/21/2028		389,123	381,440	380,183	1.68
Victors CCC Buyer, LLC (4)(7)(10)	SOFR +	5.75%	10.69%	6/1/2029		146,370	143,164	144,011	0.63
VT Topco, Inc. (7)(10)	L +	3.75%	8.13%	8/1/2025		22,103	22,056	21,466	0.09
West Monroe Partners, LLC (4)(7)(10)	L +	5.50%	9.84%	11/8/2028		$729,914	716,495	711,312	3.14

							5,694,982	5,653,356	24.93

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Real Estate Management & Development
McCarthy & Stone PLC (4)(5)(6)(8)		7.00%	7.00%	12/16/2025	GBP	20,000	$28,031	$21,121	0.09%
Progress Residential PM Holdings, LLC (4)(7)(10)	SOFR +	6.25%	10.67%	2/16/2028		70,324	69,012	70,324	0.31
Progress Residential PM Holdings, LLC (4)(7)(10)	SOFR +	6.25%	10.67%	7/25/2029		15,205	14,849	15,205	0.07

							111,892	106,650	0.47
Road & Rail
Gruden Acquisition, Inc. (4)(5)(7)(11)	L +	5.50%	7.75%	7/1/2028		628	404	429	0.00
Software
2U, Inc. (6)(10)	L +	5.75%	10.16%	12/30/2024		7,960	7,880	7,666	0.03
Anaplan, Inc. (4)(6)(7)(10)	SOFR +	6.50%	10.82%	6/21/2029		532,311	521,322	520,601	2.29
Apex Group Treasury, LLC (6)(9)	L +	3.75%	8.26%	7/27/2028		19,608	19,584	18,775	0.08
Apttus Corp. (10)	L +	4.25%	8.66%	5/8/2028		11,717	11,696	11,014	0.05
Armstrong Bidco Limited (4)(6)(7)(8)	S +	5.75%	8.68%	6/28/2029		GBP 127,438	150,291	159,339	0.70
Armstrong Bidco Limited (4)(6)(8)	S +	5.75%	8.68%	6/28/2029	GBP	314,735	374,547	360,861	1.59
Avalara Inc (4)(7)(10)	SOFR +	7.25%	8.00%	10/19/2028		23,077	22,519	22,442	0.10
AxiomSL Group, Inc. (4)(7)(11)	L +	5.75%	10.13%	12/3/2027		78,219	76,887	77,322	0.34
Barracuda Networks, Inc. (9)	SOFR +	4.50%	8.59%	8/15/2029		32,103	31,056	31,015	0.14
Project Boost Purchaser, LLC (4)(7)(10)	SOFR +	5.25%	9.68%	5/2/2029		44,993	44,498	44,698	0.20
BlueCat Networks USA, Inc. (4)(6)(7)(10)	SOFR +	6.00%	10.46%	8/8/2028		69,864	68,344	68,246	0.30
Boxer Parent Company, Inc. (8)	L +	3.75%	8.13%	10/2/2025		14,886	14,828	14,287	0.06
Cloudera, Inc. (9)	L +	3.75%	8.13%	10/8/2028		57,082	56,256	54,005	0.24
Community Brands ParentCo, LLC (4)(5)(7)(10)	SOFR +	5.75%	10.17%	2/24/2028		15,246	14,783	14,706	0.06
Confine Visual Bidco (4)(6)(7)(10)	SOFR +	5.75%	10.05%	2/23/2029		258,821	251,334	245,348	1.08
Connatix Buyer, Inc. (4)(5)(7)(10)	L +	5.50%	10.14%	7/14/2027		110,695	108,529	107,828	0.48
ConnectWise, LLC (9)	L +	3.50%	7.88%	9/29/2028		28,620	28,541	27,260	0.12
Cornerstone OnDemand, Inc. (9)	L +	3.75%	8.13%	10/16/2028		27,418	27,320	24,607	0.11
Delta Topco, Inc. (10)	SOFR +	3.75%	8.15%	12/1/2027		35,059	35,021	32,500	0.14
Diligent Corporation (4)(11)	L +	5.75%	10.13%	8/4/2025		88,425	87,687	85,772	0.38
Discovery Education, Inc. (4)(7)(10)	SOFR +	5.75%	9.83%	4/9/2029		472,150	462,759	453,786	2.00
DTI Holdco, Inc. (7)(10)	SOFR +	4.75%	8.84%	4/26/2029		53,078	51,741	48,874	0.22
ECI Macola Max Holding, LLC (6)(10)	L +	3.75%	8.48%	11/9/2027		12,010	12,033	11,560	0.05
Epicor Software Corp. (10)	L +	3.25%	7.63%	7/30/2027		5,983	6,003	5,758	0.03
Episerver, Inc. (4)(5)(7)(11)	L +	5.25%	9.98%	4/9/2026		25,101	24,739	23,340	0.10
Experity, Inc. (4)(5)(7)(10)	L +	5.75%	10.48%	2/24/2028		135,023	132,608	132,054	0.58
Forterro UK Ltd. (4)(6)(7)(8)	E +	5.50%	6.70%	7/9/2029	EUR	42,187	41,136	44,292	0.20
Forterro UK Ltd. (4)(6)(8)	L +	5.50%	6.45%	7/9/2029	CHF	10,674	10,698	11,192	0.05
Forterro UK Ltd. (4)(6)(8)	ST +	5.50%	7.17%	7/9/2029	SEK	112,563	10,422	10,478	0.05
GI Consilio Parent, LLC (7)(9)	L +	4.00%	8.38%	5/12/2028		45,327	44,499	42,475	0.19
Gigamon Inc. (4)(7)(11)	SOFR +	5.75%	9.73%	3/9/2029		440,154	432,145	429,670	1.89
GovernmentJobs.com, Inc. (4)(7)(10)	L +	5.50%	9.88%	12/1/2028		144,871	141,696	140,952	0.62
GraphPAD Software, LLC (4)(7)(11)	L +	5.50%	10.43%	4/27/2027		19,874	19,569	19,547	0.09
Greeneden U.S. Holdings II, LLC (10)	L +	4.00%	8.38%	12/1/2027		5,875	5,901	5,654	0.02
HS Purchaser, LLC (10)	SOFR +	4.00%	8.19%	11/19/2026		48,835	48,815	44,159	0.19
Hyland Software, Inc. (10)	L +	3.50%	7.88%	7/1/2024		9,851	9,857	9,739	0.04
Idera, Inc. (10)	L +	3.75%	7.50%	3/2/2028		55,721	55,589	52,691	0.23
Imperva, Inc. (11)	L +	4.00%	8.59%	1/12/2026		19,119	19,184	15,716	0.07
ION Trading Finance Ltd. (6)(8)	L +	4.75%	9.48%	4/3/2028		28,045	28,067	26,673	0.12
Ivanti Software, Inc. (10)	L +	4.00%	8.73%	12/1/2027		5,128	5,117	4,061	0.02
Ivanti Software, Inc. (10)	L +	4.25%	9.01%	12/1/2027		36,390	36,142	28,979	0.13

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)		Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Kaseya, Inc. (4)(7)(10)	SOFR +	5.75%	10.33%		6/25/2029	SEK	733,231	$718,045	$724,967	3.20%
LD Lower Holdings, Inc. (4)(7)(11)	L +	6.50%	11.23%		2/8/2026		117,777	116,281	116,011	0.51
Lightbox Intermediate, LP (4)(8)	L +	5.00%	9.73%		5/9/2026		37,810	37,005	36,487	0.16
Magnesium BorrowerCo, Inc. (4)(10)	S +	5.75%	9.18%		5/18/2029	GBP	103,153	125,918	122,440	0.54
Magnesium BorrowerCo, Inc. (4)(7)(10)	SOFR +	5.75%	10.17%		5/18/2029		967,749	943,201	950,755	4.19
Mandolin Technology Intermediate Holdings, Inc. (4)(5)(7)(9)	L +	3.75%	8.16%		7/31/2028		85,175	84,168	82,084	0.36
Medallia, Inc. (4)(10)	L +	6.50%	10.88 (incl. 5.44 PIK)	% %	10/29/2028		992,925	976,148	973,067	4.29
Mitnick Purchaser, Inc. (9)	SOFR +	4.75%	8.94%		5/2/2029		11,854	11,800	11,135	0.05
Mitratech Holdings, Inc. (5)(10)	L +	3.75%	8.16%		5/18/2028		16,831	16,766	15,996	0.07
Monk Holding Co. (4)(7)(10)	L +	5.50%	9.67%		12/1/2027		14,767	14,057	14,014	0.06
MRI Software, LLC (5)(7)(11)	L +	5.50%	10.23%		2/10/2026		18,567	18,537	17,581	0.08
Neogames Connect SARL (4)(6)(8)	E +	6.25%	8.45%		5/30/2028	EUR	100,400	101,799	104,131	0.46
Nintex Topco Limited (4)(6)(10)	L +	6.00%	10.73%		11/13/2028		681,511	670,072	637,213	2.81
NortonLifeLock, Inc. (6)(9)	SOFR +	2.00%	6.42%		9/12/2029		12,000	11,942	11,823	0.05
Onex AP Merger Sub, LLC (4)(7)(10)	SOFR +	5.75%	9.74%		4/4/2028		21,687	21,307	21,188	0.09
Paya Holdings III, LLC (4)(5)(6)(7)(10)	L +	3.25%	7.63%		6/25/2028		9,381	9,247	9,021	0.04
Perforce Software, Inc. (8)	L +	3.75%	8.13%		7/1/2026		15,455	15,441	14,443	0.06
Project Alpha Intermediate Holding, Inc. (8)	L +	4.00%	8.39%		4/26/2024		14,275	14,291	13,961	0.06
Project Leopard Holdings, Inc. (7)(9)	SOFR +	5.25%	9.80%		7/20/2029		145,740	138,104	131,807	0.58
Proofpoint, Inc. (5)(9)	L +	3.25%	7.98%		8/31/2028		904	874	872	0.00
Quest Software US Holdings, Inc. (6)(9)	SOFR +	4.25%	8.49%		2/1/2029		27,881	27,655	21,634	0.10
Rally Buyer, Inc. (4)(7)(10)	SOFR +	5.75%	8.78%		7/19/2028		115,925	113,139	112,920	0.50
RealPage, Inc. (9)	L +	3.00%	7.38%		4/24/2028		$21,393	21,320	20,387	0.09
Relativity ODA, LLC (4)(7)(11)	L +	10.55%	11.89 (incl. 11.55 PIK)	% %	5/12/2027		1,165	1,075	1,073	0.00
Rocket Software, Inc. (8)	L +	4.25%	8.63%		11/28/2025		10,838	10,843	10,446	0.05
Rocket Software, Inc. (9)	L +	4.25%	8.63%		11/28/2025		3,968	3,854	3,832	0.02
S2P Acquisition Borrower, Inc. (6)(8)	SOFR +	4.00%	8.32%		8/14/2026		16,684	16,709	16,253	0.07
Sailpoint Technologies, Inc. (4)(7)(10)	SOFR +	6.25%	10.58%		8/16/2029		384,906	376,984	376,526	1.66
Sophia, LP (9)	L +	3.50%	8.23%		10/7/2027		6,957	6,878	6,731	0.03
Sovos Compliance, LLC (9)	L +	4.50%	8.88%		8/11/2028		5,665	5,675	5,233	0.02
Spitfire Parent, Inc. (4)(5)(11)	E +	6.00%	7.86%		3/11/2027	EUR	19,256	22,936	20,140	0.09
Spitfire Parent, Inc. (4)(7)(11)	SOFR +	6.00%	9.28%		3/11/2027		113,685	112,419	111,356	0.49
Stamps.com, Inc. (4)(10)	L +	5.75%	10.13%		10/5/2028		10,047	9,877	9,796	0.04
Stamps.com, Inc. (4)(10)	L +	5.75%	10.13%		10/5/2028		854,257	840,199	832,901	3.67
Surf Holdings, LLC (6)(8)	L +	3.50%	8.23%		3/5/2027		12,018	12,013	11,683	0.05
Symphony Technology Group (5)(6)(10)	L +	4.75%	9.17%		7/27/2028		66,060	65,486	56,874	0.25
Symphony Technology Group (5)(6)(9)	SOFR +	3.75%	7.97%		3/1/2029		30,178	29,921	28,173	0.12

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)		Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Tegra118 Wealth Solutions, Inc. (8)	SOFR +	4.00%	8.32%		2/18/2027	EUR	3,920	$3,940	$3,731	0.02%
The NPD Group L.P. (4)(10)	SOFR +	6.25%	10.43 (incl. 2.75 PIK)	% %	12/1/2028		886,351	869,959	868,624	3.83
The NPD Group L.P. (4)(7)(10)	L +	5.75%	10.13%		12/1/2028		701,481	686,473	693,543	3.06
The Ultimate Software Group, Inc. (9)	L +	3.25%	7.00%		5/4/2026		20,018	19,963	19,092	0.08
Triple Lift, Inc. (4)(7)(10)	SOFR +	5.50%	9.61%		5/5/2028		75,913	74,564	74,219	0.33
Virgin Pulse, Inc. (10)	L +	4.00%	8.38%		4/6/2028		42,021	41,704	35,823	0.16
Vision Solutions, Inc. (10)	L +	4.00%	8.36%		4/24/2028		46,070	45,944	38,272	0.17
Zendesk Inc (4)(7)(10)	SOFR +	6.50%	11.04%		11/22/2028		912,838	887,862	889,508	3.92

								11,904,038	11,767,708	51.86
Specialty Retail
CustomInk, LLC (4)(11)	L +	6.18%	7.18%		5/3/2026		36,866	36,379	36,866	0.16
EG America, LLC (6)(9)	L +	4.25%	8.98%		3/31/2026		18,398	18,309	17,282	0.08
EG Dutch Finco BV (6)(8)	L +	4.00%	9.15%		2/7/2025		35,152	34,947	33,285	0.15
Petco Health and Wellness Comp (10)	SOFR +	3.25%	7.83%		3/3/2028		192	191	187	0.00
Runner Buyer, Inc. (4)(10)	L +	5.50%	10.23%		10/20/2028		77,415	76,021	54,965	0.24

								165,847	142,585	0.63
Technology Hardware, Storage & Peripherals
Lytx, Inc. (4)(11)	SOFR +	6.75%	11.17%		2/28/2026		45,893	45,960	44,057	0.19
Textiles, Apparel & Luxury Goods
Mad Engine Global, LLC (11)	L +	7.00%	11.73%		7/15/2027		$26,156	25,655	21,644	0.10
S&S Holdings, LLC (9)	L +	5.00%	9.29%		3/11/2028		6,429	6,319	5,877	0.03

								31,974	27,521	0.13
Trading Companies & Distributors
Foundation Building Materials, Inc. (9)	L +	3.25%	7.66%		1/31/2028		34,242	33,782	32,504	0.14
Icebox Holdco III, Inc. (9)	L +	3.50%	8.23%		12/22/2028		21,955	21,803	20,336	0.09
LBM Acquisition, LLC (10)	L +	3.75%	7.12%		12/17/2027		55,472	55,153	48,339	0.21
Park River Holdings, Inc. (10)	L +	3.25%	6.99%		12/28/2027		71,062	69,778	62,445	0.28
Porcelain Acquisition Corp. (4)(7)(11)	L +	5.75%	10.48%		4/1/2027		82,828	80,883	82,190	0.36
Specialty Building Products Holdings, LLC (9)	L +	3.25%	7.64%		10/15/2028		30,036	29,981	27,145	0.12
SRS Distribution, Inc. (9)	SOFR +	3.50%	7.92%		6/2/2028		52,570	52,335	50,382	0.22
The Cook & Boardman Group, LLC (11)	SOFR +	5.75%	9.99%		10/17/2025		35,410	34,763	30,231	0.13

								378,478	353,572	1.55
Transportation Infrastructure
AIT Worldwide Logistics Holdings, Inc. (10)	L +	4.75%	8.49%		4/6/2028		20,870	20,530	19,233	0.08
Capstone Logistics, LLC (4)(11)	L +	4.75%	9.13%		11/12/2027		22,232	22,292	21,398	0.09
Enstructure LLC (4)(7)(9)	SOFR +	5.50%	9.92%		5/25/2029		79,972	77,907	78,961	0.35
FFML Holdco Ltd (4)(6)(8)	B +	6.25%	7.00%		11/30/2028	NZD	39,278	23,664	24,096	0.11
First Student Bidco, Inc. (9)	L +	3.00%	7.73%		7/21/2028		12,569	12,491	11,399	0.05
Frontline Road Safety, LLC (4)(10)	L +	5.75%	6.68%		5/3/2027		170,595	168,204	160,359	0.71
Helix TS, LLC (4)(7)(10)	L +	5.75%	10.16%		8/4/2027		156,854	154,791	156,062	0.69

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Transportation Infrastructure (continued)
Italian Motorway Holdings S.à.r.l (4)(6)(8)	E +	5.25%	7.35%	4/28/2029	EUR	236,429	$242,728	$244,571	1.08%
Liquid Tech Solutions Holdings, LLC (4)(10)	L +	4.75%	8.92%	3/20/2028		19,094	19,021	18,235	0.08
Roadsafe Holdings, Inc. (4)(7)(11)	L +	5.75%	10.87%	10/19/2027		142,790	140,438	140,831	0.62
Safety Borrower Holdings LP (4)(5)(7)(11)	L +	5.25%	10.46%	9/1/2027		45,784	45,434	45,334	0.20
Sam Holding Co, Inc. (4)(7)(11)	L +	5.25%	9.95%	9/24/2027		169,256	166,058	166,682	0.73
TRP Infrastructure Services, LLC (4)(7)(11)	L +	5.50%	10.08%	7/9/2027		72,961	71,763	67,722	0.30

							1,165,321	1,154,883	5.09
Wireless Telecommunication Services
CCI Buyer, Inc. (10)	SOFR +	4.00%	8.58%	12/17/2027		24,976	24,947	23,926	0.11

Total First Lien Debt							44,461,300	43,710,812	192.69

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)		Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
Second Lien Debt
Aerospace & Defense
Atlas CC Acquisition Corp. (4)(5)(10)	L +	7.63%	12.36%		5/25/2029		$44,520	$43,986	$40,068	0.18%
Peraton Corp. (10)	L +	7.75%	12.09%		2/1/2029		53,508	52,894	51,140	0.23

								96,880	91,208	0.41
Air Freight & Logistics
The Kenan Advantage Group, Inc. (10)	L +	7.25%	11.63%		9/1/2027		33,015	32,494	30,649	0.14
Wwex Uni Topco Holdings, LLC (10)	L +	7.00%	11.73%		7/26/2029		33,000	32,604	27,658	0.12

								65,098	58,307	0.26
Capital Markets
The Edelman Financial Engines Center, LLC (8)	L +	6.75%	11.13%		7/20/2026		14,000	13,899	12,659	0.06
Chemicals
Hexion Holdings Corp. (4)(9)	SOFR +	7.44%	11.86%		3/15/2030		46,000	44,841	36,570	0.16
NIC Acquisition Corp. (4)(10)	L +	7.75%	12.48%		12/29/2028		31,500	31,141	19,373	0.09
Pearls Netherlands Bidco (4)(6)(9)	SOFR +	7.25%	11.34%		2/25/2030		42,453	41,408	41,392	0.18

								117,390	97,335	0.43
Commercial Services & Supplies
DG Investment Intermediate Holdings 2, Inc. (10)	SOFR +	6.75%	11.07%		3/30/2029		29,464	29,349	26,174	0.12
USIC Holdings, Inc. (5)(10)	L +	6.50%	10.88%		5/14/2029		8,594	8,541	8,093	0.04

								37,890	34,267	0.16
Construction & Engineering
COP Home Services TopCo IV, Inc. (4)(5)(11)	L +	8.75%	13.13%		12/29/2028		43,277	42,608	41,329	0.18
Thermostat Purchaser III, Inc. (4)(7)(10)	L +	7.25%	11.98%		8/31/2029		32,725	32,281	31,374	0.14

								74,889	72,703	0.32
Diversified Consumer Services
Pre-Paid Legal Services, Inc. (9)	L +	7.00%	11.38%		12/14/2029		25,000	24,781	22,859	0.10
Health Care Equipment & Supplies
Confluent Medical Technologies, Inc. (4)(5)(9)	SOFR +	6.50%	11.23%		2/16/2030		52,500	51,565	51,188	0.23
Health Care Providers & Services
Canadian Hospital Specialties Ltd. (4)(5)(6)(8)		8.75%	8.75%		4/15/2029	CAD	3,800	3,005	2,587	0.01
CD&R Artemis UK Bidco Ltd. (4)(6)(8)	S +	7.50%	10.93%		8/19/2029	GBP	65,340	87,423	76,820	0.34
CD&R Artemis UK Bidco Ltd. (4)(6)(9)	L +	7.25%	7.25%		8/19/2029		25,000	24,450	24,250	0.11
Jayhawk Buyer, LLC (4)(11)	L +	8.75%	13.17%		10/15/2027		6,537	6,439	6,488	0.03

								121,317	110,145	0.49
Health Care Technology
Imprivata, Inc.(4)(9)	SOFR +	6.25%	10.57%		12/1/2028		44,118	43,725	44,338	0.20
Hotels, Restaurants & Leisure
Mic Glen, LLC (9)	L +	6.75%	11.13%		7/30/2029		19,000	18,949	17,520	0.08
Industrial Conglomerates
Victory Buyer, LLC (4)(9)	L +	7.00%	11.35%		11/1/2029		$24,677	24,460	21,161	0.09
IT Services
Dcert Buyer, Inc. (8)	L +	7.00%	11.70%		2/19/2029		60,975	61,159	55,914	0.25
Inovalon Holdings, Inc. (4)(5)(10)	L +	10.50%	15.20 (incl. 15.20 PIK	% % )	11/24/2033		93,252	91,001	93,252	0.41

								152,160	149,166	0.66

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt (continued)
Life Sciences Tools & Services
Curia Global, Inc. (4)(10)	L +	6.50%	10.91%	8/31/2029	$45,977	$45,210	$35,862	0.16%
LSCS Holdings, Inc. (4)(9)	L +	8.00%	12.38%	12/17/2029	40,000	39,476	36,000	0.16
Phoenix Newco, Inc. (4)(6)(9)	L +	6.50%	10.88%	11/15/2029	52,153	51,228	50,980	0.22

						135,914	122,842	0.54
Media
Houghton Mifflin, LLC (4)(7)(9)	SOFR +	8.50%	12.82%	4/8/2030	80,500	78,678	76,034	0.34
Pharmaceuticals
Sharp Midco, LLC (4)(5)(9)	L +	7.25%	11.98%	12/31/2029	31,500	30,811	29,925	0.13
Professional Services
Aqgen Island Holdings, Inc. (5)(6)(9)	L +	6.50%	10.25%	8/2/2029	34,508	34,200	30,310	0.13
Celestial Saturn Parent, Inc. (9)	L +	6.50%	10.94%	6/4/2029	134,488	133,362	96,294	0.42
Deerfield Dakota Holding, LLC (10)	L +	6.75%	11.13%	4/7/2028	29,650	29,569	28,353	0.12
Thevelia US, LLC (4)(6)(9)	SOFR +	6.75%	11.48%	6/17/2030	182,046	176,955	177,950	0.78
VT Topco, Inc. (4)(10)	L +	6.75%	11.13%	7/31/2026	35,500	35,373	34,080	0.15

						409,459	366,987	1.60
Software
Apex Group Treasury, LLC (4)(6)(9)	L +	6.75%	11.48%	7/27/2029	28,153	28,179	27,097	0.12
Cloudera, Inc. (9)	L +	6.00%	10.38%	10/8/2029	66,697	66,226	55,942	0.25
HS Purchaser, LLC (10)	SOFR +	6.75%	10.94%	11/19/2027	71,000	71,107	56,534	0.25
Human Security, Inc. (4)(7)(11)	SOFR +	6.75%	11.07%	7/22/2027	50,000	49,209	48,250	0.21
Idera, Inc. (4)(10)	L +	6.75%	10.50%	3/2/2029	30,331	30,243	25,175	0.11
Mandolin Technology Intermediate Holdings, Inc. (4)(5)(9)	L +	6.50%	10.91%	7/30/2029	31,950	31,584	30,832	0.14
Mitratech Holdings, Inc. (4)(10)	L +	6.75%	11.16%	5/18/2029	18,000	17,939	16,830	0.07
Proofpoint, Inc. (5)(9)	L +	6.25%	10.98%	8/31/2029	63,274	63,103	61,086	0.27
Symphony Technology Group (6)(10)	L +	8.25%	12.67%	7/27/2029	91,647	90,561	72,859	0.32
Virgin Pulse, Inc. (4)(10)	L +	7.25%	11.63%	4/6/2029	27,000	26,841	21,060	0.09
Vision Solutions, Inc. (5)(10)	L +	7.25%	11.61%	4/23/2029	88,534	88,114	66,041	0.29

						563,106	481,706	2.12
Trading Companies & Distributors
Icebox Holdco III, Inc. (4)(9)	L +	6.75%	11.48%	12/21/2029	14,000	13,879	12,457	0.05

Total Second Lien Debt						2,074,849	1,872,806	8.26

Structured Finance Obligations
522 Funding CLO 2020-6, Ltd. (4)(5)(6)(8)	L +	6.50%	10.82%	10/23/2034	3,000	3,000	2,631	0.01
AIMCO CLO Series 2015-A (5)(6)(8)	L +	6.60%	10.68%	10/17/2034	7,450	7,450	6,664	0.03
Allegro CLO XI Ltd. (4)(5)(6)(8)	L +	7.00%	11.23%	1/19/2033	3,895	3,859	3,617	0.02
Apidos CLO XXXVI (4)(5)(6)(8)	L +	5.95%	10.19%	7/20/2034	8,500	8,500	7,536	0.03
Apidos CLO XXXIII (5)(6)(8)	L +	6.35%	10.67%	10/24/2034	5,000	4,955	4,466	0.02
Ares LXII CLO, Ltd. (4)(5)(6)(8)	L +	6.50%	10.86%	1/25/2034	9,000	9,000	7,653	0.03
Ares LXI CLO, Ltd. (4)(5)(6)(8)	L +	6.25%	10.49%	10/20/2034	7,750	7,750	6,600	0.03
Ares XXVII CLO, Ltd. (5)(6)(8)	L +	6.75%	10.99%	10/28/2034	7,000	6,936	6,151	0.03
Balboa Bay Loan Funding 2021-2, Ltd. (4)(5)(6)(8)	L +	6.60%	10.84%	1/20/2035	7,000	6,936	5,994	0.03
Barings CLO Ltd 2021-II (4)(6)(5)(8)	L +	6.25%	10.33%	7/15/2034	6,000	6,000	5,257	0.02
Barings CLO Ltd 2021-III (4)(6)(5)(8)	L +	6.65%	10.84%	1/18/2035	7,200	7,200	5,935	0.03
Benefit Street Partners CLO XX (4)(5)(6)(8)	L +	6.75%	10.83%	7/15/2034	6,500	6,500	5,758	0.03
Benefit Street Partners LLC BSP 2020-21A (4)(5)(6)(8)	L +	6.70%	10.78%	10/15/2034	3,000	2,972	2,700	0.01

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations (continued)
BlueMountain CLO XXIX Ltd (4)(5)(6)(8)	L +	6.86%	11.22%	7/25/2034	$2,750	$2,686	$2,437	0.01%
Broad River Ltd 2020-1 (4)(5)(6)(8)	L +	6.50%	10.74%	7/20/2034	7,000	6,947	6,397	0.03
Carlyle US CLO 2020-1, Ltd. (4)(5)(6)(8)	L +	6.25%	10.49%	7/20/2034	7,000	7,000	6,130	0.03
Carval CLO VI-C, LTD. (4)(5)(6)(8)	SOFR +	7.33%	8.73%	4/21/2034	8,750	8,667	7,993	0.04
Carval CLO V-C, LTD. (4)(5)(6)(8)	L +	6.75%	10.83%	10/15/2034	8,000	7,926	7,037	0.03
CIFC Funding 2019-III, Ltd. (4)(5)(6)(8)	L +	6.80%	10.88%	10/16/2034	8,000	8,000	7,257	0.03
CIFC Funding 2022-V, Ltd. (4)(5)(6)(8)	L +	7.55%	10.06%	7/16/2033	10,000	9,904	9,296	0.04
Dryden 95 CLO, Ltd. (4)(5)(6)(8)	L +	6.15%	10.87%	8/20/2034	8,000	8,000	6,899	0.03
Eaton Vance CLO 2019-1 Ltd (4)(5)(6)(8)	L +	6.50%	10.58%	4/15/2031	3,750	3,754	3,404	0.02
Elmwood CLO 16, Ltd. (4)(5)(6)(8)	L +	7.22%	11.18%	4/20/2034	6,000	5,943	5,548	0.02
Elmwood CLO III, Ltd. (4)(5)(6)(8)	L +	6.50%	10.58%	10/20/2034	3,500	3,500	3,218	0.01
Elmwood CLO VI, Ltd. (5)(6)(8)	L +	6.50%	10.58%	10/20/2034	4,000	4,000	3,678	0.02
Flatiron RR CLO 22, LLC (5)(6)(8)	L +	6.20%	10.27%	10/15/2034	5,000	5,000	4,491	0.02
Fort Washington CLO 2021-2, Ltd. (4)(5)(6)(8)	L +	6.61%	10.85%	10/20/2034	12,000	11,892	10,892	0.05
Galaxy XXV CLO, Ltd. (4)(5)(6)(8)	L +	5.95%	10.69%	10/25/2031	4,000	3,948	3,459	0.02
Galaxy 30 CLO, Ltd. (4)(5)(6)(8)	L +	7.00%	10.81%	4/15/2035	3,000	2,972	2,691	0.01
Goldentree Loan Management US Clo 8 Ltd. (4)(5)(6)(8)	L +	6.15%	10.39%	10/20/2034	6,200	6,200	5,551	0.02
Goldentree Loan Management US Clo 12 Ltd. (4)(5)(6)(8)	SOFR +	7.25%	11.21%	4/20/2034	6,500	6,441	5,775	0.03
Gulf Stream Meridian GSM 2021-IIIA, Ltd. (4)(5)(6)(8)	L +	6.75%	10.83%	4/15/2034	1,000	959	895	0.00
Gulf Stream Meridian 5, Ltd. (4)(5)(6)(8)	L +	6.33%	10.41%	7/15/2034	3,500	3,488	3,045	0.01
Gulf Stream Meridian 7, Ltd. (4)(5)(6)(8)	SOFR +	6.85%	10.71%	7/15/2035	5,000	4,953	4,323	0.02
Halseypoint Clo 5, Ltd. (4)(5)(6)(8)	L +	6.95%	11.68%	1/30/2035	9,500	9,325	8,536	0.04
HPS Loan Management 15-2019 Ltd (4)(5)(6)(8)	L +	6.80%	9.83%	1/22/2035	4,000	3,963	3,628	0.02
Jamestown CLO XIV, Ltd. (5)(6)(8)	L +	7.20%	11.44%	10/20/2034	10,000	9,818	8,855	0.04
Kayne CLO III, Ltd. (4)(5)(6)(8)	L +	6.50%	10.58%	4/15/2032	5,000	5,008	4,453	0.02
Magnetite XXXII Ltd (4)(5)(6)(8)	L +	6.90%	10.76%	4/15/2035	5,000	5,000	4,534	0.02
Morgan Stanley Eaton Vance Clo 2021-1, Ltd. (5)(6)(8)	L +	6.75%	11.26%	10/20/2034	6,500	6,500	5,784	0.03
Neuberger Berman Loan Advisers CLO 38, Ltd. (5)(6)(8)	L +	6.25%	10.49%	10/20/2035	11,000	11,000	9,766	0.04
Onex Credit Partners OCP 2020-19A (4)(5)(6)(8)	L +	6.50%	10.74%	10/20/2034	4,250	4,073	3,696	0.02
OCP CLO 2021-22, Ltd. (4)(5)(6)(8)	L +	6.60%	10.84%	12/2/2034	9,000	8,887	7,814	0.03
Octagon 55, Ltd (4)(5)(6)(8)	L +	6.50%	10.74%	7/20/2034	11,000	10,878	9,540	0.04
Octagon 66, Ltd (4)(5)(6)(8)	SOFR +	7.80%	10.34%	8/16/2033	10,000	9,904	9,288	0.04
Octagon Investment Partners 41, Ltd. (5)(6)(8)	L +	7.13%	11.21%	10/15/2033	5,000	4,978	4,489	0.02
Palmer Square CLO 2015-1, Ltd. (4)(5)(6)(8)	L +	6.50%	11.18%	5/21/2034	2,000	1,910	1,769	0.01
Palmer Square CLO 2022-1, Ltd. (4)(5)(6)(8)	L +	6.40%	10.31%	4/20/2035	2,500	2,500	2,190	0.01
Palmer Square CLO 2019-1, Ltd. (4)(5)(6)(8)	L +	6.50%	11.13%	11/14/2034	12,000	12,000	10,746	0.05
Park Avenue Institutional Advisers CLO Ltd 2022-1 (4)(5)(6)(8)	L +	7.30%	11.25%	4/20/2035	6,000	5,831	5,358	0.02
Post CLO 2021-1, Ltd. (4)(5)(6)(8)	L +	6.45%	10.53%	10/15/2034	6,000	6,000	5,397	0.02
Post CLO 2022-1, Ltd. (4)(5)(6)(8)	L +	6.80%	10.71%	4/20/2035	5,000	4,977	4,426	0.02
PPM CLO 2, Ltd. (4)(5)(6)(8)	L +	6.55%	10.63%	4/16/2032	5,000	5,008	4,098	0.02
PPM CLO 4, Ltd. (5)(6)(8)	L +	6.50%	10.69%	10/18/2034	8,775	8,775	7,490	0.03

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations (continued)
PPM CLO 5, Ltd. (5)(6)(8)	L +	6.50%	10.69%	10/18/2034	$4,800	$4,800	$3,988	0.02%
Rad CLO 14, Ltd. (4)(5)(6)(8)	L +	6.50%	10.58%	1/15/2035	6,750	6,750	5,779	0.03
Rockford Tower CLO 2021-3, Ltd. (5)(6)(8)	L +	6.72%	11.08%	10/20/2034	4,000	3,945	3,366	0.01
RR 19, Ltd. (5)(6)(8)	L +	6.50%	10.58%	10/15/2035	3,000	3,000	2,745	0.01
RR 20, Ltd. (4)(5)(6)(8)	L +	7.25%	11.11%	7/15/2037	4,000	3,962	3,609	0.02
Signal Peak 7, Ltd. (4)(5)(6)(8)	L +	6.89%	11.30%	4/30/2032	3,875	3,844	3,556	0.02
Sound Point CLO XXVII, Ltd. (4)(5)(6)(8)	L +	6.56%	10.92%	10/25/2034	6,900	6,775	5,670	0.02
Symphony CLO 34-PS, Ltd. (4)(5)(6)(8)	SOFR +	7.56%	10.14%	7/24/2034	7,000	6,932	6,264	0.03
Trestles Clo IV, Ltd. (4)(5)(6)(8)	L +	6.25%	10.53%	7/21/2034	8,000	8,000	7,130	0.03
Vibrant CLO XII, Ltd. (4)(5)(6)(8)	L +	7.11%	11.35%	1/20/2034	2,875	2,851	2,624	0.01
Vibrant CLO XIII, Ltd. (4)(5)(6)(8)	L +	7.06%	11.14%	7/15/2034	6,250	6,195	5,679	0.03
Voya CLO 2019-4, Ltd. (4)(5)(6)(8)	L +	6.70%	10.78%	1/15/2035	8,250	8,098	7,205	0.03
Voya CLO 2020-2, Ltd. (4)(5)(6)(8)	L +	6.40%	10.63%	7/19/2034	5,000	4,908	4,419	0.02

Total Structured Finance Obligations						409,633	365,269	1.61

Unsecured Debt
Health Care Technology
Athenahealth, Inc. (8)		6.50%	6.50%	2/15/2030	3,297	3,297	2,436	0.01
Software
Condor Merger Sub, Inc. (6)(8)		7.38%	7.38%	2/15/2030	14,286	14,286	11,512	0.05

Total Unsecured Debt						17,583	13,948	0.06

Equity
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units (4)					2,890,586	4,336	6,446	0.03
Micross Topco, Inc. (4)					116	125	116	0.00

						4,461	6,562	0.03
Air Freight & Logistics
AGI Group Holdings LP - A2 Units (4)					1,674	1,674	1,345	0.01
Mode Holdings, L.P. - Class A-2 Common Units (4)					1,076,923	1,077	2,100	0.01

						2,751	3,445	0.02
Distributors
Box Co-Invest Blocker, LLC (4)					3,308,320	3,308	2,944	0.01
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests (4)			11.50		29,194,330	28,734	35,317	0.16
Deneb Ultimate Topco, LLC - Class A Units (4)					4,060	4,060	3,208	0.01

						32,794	38,525	0.17
Diversified Telecommunication Services
Point Broadband Holdings, LLC - Class A Units (4)					12,870	10,915	9,815	0.04
Point Broadband Holdings, LLC - Class B Units (4)					685,760	1,955	1,414	0.01
Point Broadband Holdings, LLC - Class Additional A Units (4)					147,380	420	304	0.00
Point Broadband Holdings, LLC - Class Additional B Units (4)					2,766	2,346	2,109	0.01

						15,636	13,642	0.06

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
Health Care Equipment & Supplies
GCX Corporation Group Holdings, L.P. - Class A-2 Units (4)				$4,853	$4,853	$2,912	0.01%
Health Care Providers & Services
AVE Holdings I Corp. (4)				12,237,213	11,870	12,482	0.06
CD&R Artemis Holdco 2 Limited - Preferred Shares (4)(6)				33,000,000	43,662	44,133	0.19
CD&R Ulysses Equity Holdings, L.P. - Common Shares (4)(6)				6,000,000	6,090	5,040	0.02
Jayhawk Holdings, LP - A-1 Common Units (4)				12,472	2,220	3,552	0.02
Jayhawk Holdings, LP - A-2 Common Units (4)				6,716	1,195	1,913	0.01
Maia Aggregator, L.P. - Class A Units (4)				19,700,000	19,700	21,276	0.09
NC Eve, L.P. - LP Interest (4)(6)				2,500,000	3,398	2,806	0.01

					88,135	91,202	0.40
Health Care Technology
Caerus Midco 2 S.À. R.L - Additional Vehicle Units (4)(6)				988,290	988	109	0.00
Caerus Midco 2 S.À. R.L - Vehicle Units (4)(6)				4,941,452	4,941	4,497	0.02

					5,929	4,606	0.02
Insurance
Shelf Holdco Ltd Common Equity (4)(6)				1,300,000	1,300	1,300	0.01
IT Services
NC Ocala Co-Invest Beta, L.P. - LP Interest (4)				25,687,196	25,687	25,687	0.11
Professional Services
Guidehouse Holding Corp. - Preferred Equity (4)		11.50		54,010	52,935	58,195	0.26
OHCP V TC COI, LP. - LP Interest (4)				6,500,000	6,500	8,190	0.04
Tricor Horizon, LP (4)(6)				14,151,361	14,151	14,151	0.06
Victors CCC Topco, LP (4)				9,600,000	9,600	12,000	0.05

					83,186	92,536	0.41
Software
Connatix Parent, LLC - Class L Common Units (4)				126,136	1,388	769	0.00
Expedition Holdco, LLC - Class A Units (4)				810,810	810	585	0.00
Knockout Intermediated Holdings I, Inc. (4)				49,020	47,795	49,388	0.22
Lobos Parent, Inc. - Series A Preferred Shares (4)		10.50		45,090	43,963	47,908	0.21
Mandolin Technology Holdings, Inc. - Series A Preferred Shares (4)				31,950,000	30,992	30,672	0.14
Mimecast Limited (4)				73,213,759	73,214	71,705	0.32
Zoro Common Equity (4)				1,195,880	11,959	11,959	0.05
Zoro Series A Preferred Shares (4)		12.50		44,535	43,199	43,199	0.19

					253,320	256,185	1.13

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
Transportation Infrastructure
Atlas Intermediate Holding LLC - Preferred Interest (4)				$34,238,400	$33,725	$32,355	0.14%
Enstructure LLC (4)				3,783,785	2,806	2,951	0.01
Frontline Road Safety Investments, LLC - Class A Common Units (4)				58,590	6,178	4,086	0.02
Ncp Helix Holdings, LLC. - Preferred Shares (4)				1,485,282	1,116	1,417	0.01

					43,825	40,809	0.18

Total Equity					565,185	580,355	2.56

Total Investments - non-controlled/non-affiliated					47,528,550	46,543,190	205.17

Investments - non-controlled/affiliated
Equity
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP) - Class A Common Units (4)(6)(15)					719	2,813	0.01

Total Equity Investments					719	2,813	0.01

Total Investments - non-controlled/affiliated					719	2,813	0.01

Investments - controlled/affiliated (excluding investments in joint ventures
Equity
Diversified Financial Services
Specialty Lending Company LLC - LLC Interest (4)(5)(6)(15)					171,900	172,330	0.76
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units (4)(6)(15)					1,421	1,881	0.01

Total Equity					173,321	174,211	0.77

Total Investments - controlled/affiliated (excluding investments in joint ventures)					173,321	174,211	0.77

Investments in Joint Ventures
BCRED Emerald JV LP (6)					2,115,000	2,072,717	9.14
BCRED Verdelite JV LP (6)					117,706	115,677	0.51

Total Investments in Joint Ventures					2,232,706	2,188,394	9.65

Total Investment Portfolio					49,935,296	48,908,608	215.60

Cash and Cash Equivalents
Other Cash and Cash Equivalents					1,351,901	1,351,901	5.96

Total Portfolio Investments, Cash and Cash Equivalents					$51,287,197	$50,260,509	221.56

(1)

Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2022, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.
(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), New Zealand Bank Bill Reference Rate (“BKBM” or “B”),or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. Variable rate loans typically include an interest reference rate floor feature.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2022, non-qualifying assets represented 22.9% of total assets as calculated in accordance with regulatory requirements.

(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt
123Dentist, Inc.	Delayed Draw Term Loan	8/10/2029	$32,949	$(2,990)
ACI Group Holdings, Inc.	Delayed Draw Term Loan	8/2/2023	48,834	—
ACI Group Holdings, Inc.	Revolver	8/2/2027	19,119	—
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	3,902	(78)
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	5/7/2023	2,467	—
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	4/14/2024	8,400	(63)
Advancing Eyecare Center, Inc.	Delayed Draw Term Loan	6/13/2029	4,620	—
AI Altius Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	34,698	(347)
AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	7/31/2028	2,296	(444)
Amerilife Holdings, LLC	Revolver	8/31/2028	48,715	(487)
Amerilife Holdings, LLC	Delayed Draw Term Loan	8/31/2029	25,775	—
Amerivet Partners Management, Inc.	Revolver	2/25/2028	11,511	(460)
Amerivet Partners Management, Inc.	Delayed Draw Term Loan	2/25/2024	50,929	—
Anaplan, Inc.	Revolver	6/21/2028	53,206	(6,182)
Kwor Acquisition Inc	Delayed Draw Term Loan	12/22/2028	5,137	(180)
Kwor Acquistion Inc	Revolver	12/22/2027	12,195	(427)
Armada Parent, Inc.	Delayed Draw Term Loan	10/29/2023	11,250	—
Armada Parent, Inc.	Revolver	10/29/2027	27,000	(743)
Armstrong Bidco Limited	Delayed Draw Term Loan	6/28/2029	46,123	—
Ascend Buyer, LLC	Revolver	9/30/2027	7,760	(78)
athenahealth, Inc.	Delayed Draw Term Loan	2/15/2029	4,449	—
Atlas CC Acquisition Corp.	Delayed Draw Term Loan	5/26/2026	14,403	(2,795)
Atlas CC Acquisition Corp.	Revolver	5/26/2026	1,646	—

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Avalara Inc	Revolver	10/19/2028	$2,308	$(58)
AxiomSL Group, Inc.	Delayed Draw Term Loan	12/3/2027	5,478	(55)
AxiomSL Group, Inc.	Revolver	12/3/2025	5,983	(60)
Barbri Holdings, Inc.	Delayed Draw Term Loan	4/28/2023	14,050	—
Bazaarvoice, Inc.	Revolver	5/7/2026	42,994	—
Project Boost Purchaser, LLC	Revolver	5/2/2028	5,543	(28)
Project Boost Purchaser, LLC	Delayed Draw Term Loan	5/2/2029	8,496	—
Benefytt Technologies, Inc	Delayed Draw Term Loan	8/12/2023	3,573	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	11,024	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	12,159	(122)
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	59,019	(590)
Caerus US 1, Inc.	Revolver	5/25/2029	37,839	—
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	12,551	—
Cambium Learning Group, Inc.	Revolver	7/20/2028	101,715	—
Canadian Hospital Specialties Ltd.	Delayed Draw Term Loan	4/14/2023	6,398	—
Canadian Hospital Specialties Ltd.	Revolver	4/14/2027	1,584	—
Caramel Bidco Limited	Delayed Draw Term Loan	2/24/2024	19,552	—
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	67,275	—
CEP V Investment 11 Sarl	Delayed Draw Term Loan	2/11/2028	52,130	—
CFC Underwriting, Ltd.	Delayed Draw Term Loan	11/30/2028	16,304	—
CFGI Holdings, LLC	Delayed Draw Term Loan	11/2/2027	22,800	(228)
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)
Chronicle Bidco, Inc.	Revolver	11/14/2025	4,331	(87)
Claims Automation Intermediate 2, LLC	Delayed Draw Term Loan	12/16/2027	68,521	(685)
Clearview Buyer, Inc.	Delayed Draw Term Loan	8/26/2024	33,015	—
Clearview Buyer, Inc.	Revolver	2/26/2027	8,085	(162)
Community Brands ParentCo, LLC	Delayed Draw Term Loan	2/24/2024	10,809	(108)
Community Brands ParentCo, LLC	Revolver	2/24/2028	6,330	(127)
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	49,522	—
Connatix Buyer, Inc.	Revolver	7/14/2027	16,294	(326)
Connatix Buyer, Inc.	Delayed Draw Term Loan	7/14/2023	32,700	(327)
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	11,176	(120)
CPI Buyer, LLC	Delayed Draw Term Loan	5/1/2023	70,006	—
CPI Buyer, LLC	Revolver	11/1/2026	28,928	(579)
CPI Intermediate Holdings Inc	Delayed Draw Term Loan	10/8/2029	111,547	(1,115)
Cumming Group, Inc.	Delayed Draw Term Loan	5/26/2027	14,445	(144)
Cumming Group, Inc.	Revolver	5/26/2027	22,143	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	10,046	(151)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	661	—
Discovery Education, Inc.	Delayed Draw Term Loan	4/9/2029	120,227	—
Discovery Education, Inc.	Revolver	4/9/2029	52,540	(1,839)
Doc Generici (Diocle S.p.A.)	Delayed Draw Term Loan	10/26/2024	5,221	—
Donuts, Inc.	Delayed Draw Term Loan	5/14/2023	128,295	—
DTI Holdco, Inc.	Revolver	4/26/2027	6,800	—
Eliassen Group, LLC	Delayed Draw Term Loan	4/14/2028	12,360	—
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2023	56,100	(561)
Engineered Stone Group Holdings III Ltd.	Delayed Draw Term Loan	4/23/2028	23,817	—
Enstructure LLC	Delayed Draw Term Loan	5/25/2029	18,743	—
ENV Bidco AB	Delayed Draw Term Loan	7/19/2029	28,642	(3,270)
Episerver, Inc.	Revolver	4/9/2026	3,833	(172)
Episerver, Inc.	Delayed Draw Term Loan	4/9/2026	10,185	(458)
Excelitas Technologies Corp.	Revolver	8/14/2028	6,405	—
Excelitas Technologies Corp.	Delayed Draw Term Loan	8/13/2029	29,560	(296)
Experity, Inc.	Revolver	2/24/2028	13,452	(269)

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Forterro UK Ltd.	Delayed Draw Term Loan	7/7/2029	$17,829	$—
Foundation Risk Partners Corp.	Revolver	10/29/2027	5,606	—
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2028	11,352	—
Galway Borrower, LLC	Revolver	9/30/2027	19,017	(475)
Galway Borrower, LLC	Delayed Draw Term Loan	9/30/2023	2,364	(24)
GCX Corporation Buyer, LLC	Delayed Draw Term Loan	9/13/2023	18,000	—
GI Consilio Parent, LLC	Revolver	2/10/2026	6,300	(521)
GI Ranger Intermediate, LLC	Revolver	10/29/2027	9,720	—
GI Ranger Intermediate, LLC	Delayed Draw Term Loan	10/30/2028	27,360	—
Gigamon Inc.	Revolver	3/11/2028	25,774	(580)
Go Car Wash Management Corp.	Delayed Draw Term Loan	8/31/2023	3,503	—
Go Car Wash Management Corp.	Delayed Draw Term Loan	12/31/2026	100,000	(1,125)
GovernmentJobs.com, Inc.	Revolver	11/30/2027	19,764	(395)
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	62,600	(626)
GraphPAD Software, LLC	Delayed Draw Term Loan	4/27/2027	8,571	(86)
GraphPAD Software, LLC	Revolver	4/27/2027	2,832	(42)
Gruden Acquisition, Inc.	Delayed Draw Term Loan	7/1/2023	6,300	(79)
Gruden Acquisition, Inc.	Revolver	7/1/2026	9,000	(113)
Helix TS, LLC	Delayed Draw Term Loan	6/14/2024	767	—
HIG Orca Acquisition Holdings, Inc.	Revolver	8/17/2027	4,997	—
HIG Orca Acquisition Holdings, Inc.	Delayed Draw Term Loan	8/17/2023	10,171	—
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	(84)
High Street Buyer, Inc.	Delayed Draw Term Loan	4/16/2028	47,320	—
Houghton Mifflin, LLC	Revolver	4/7/2027	18,750	(1,448)
Human Security, Inc.	Delayed Draw Term Loan	7/22/2027	50,000	—
IG Investments Holdings, LLC	Revolver	9/22/2027	26,897	—
Inovalon Holdings, Inc.	Delayed Draw Term Loan	6/24/2024	99,544	(1,244)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	17,863	—
ISQ Hawkeye Holdco, Inc.	Revolver	8/17/2028	806	(12)
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	8/17/2029	795	—
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	62,909	—
Jayhawk Buyer, LLC	Delayed Draw Term Loan	10/15/2026	33	—
Jupiter Bidco Limited	Delayed Draw Term Loan	8/5/2029	41,392	(2,162)
Kaseya, Inc.	Delayed Draw Term Loan	6/25/2029	44,474	(445)
Kaseya, Inc.	Revolver	6/25/2029	48,746	(487)
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	8,979	(67)
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	9,964	—
LD Lower Holdings, Inc.	Delayed Draw Term Loan	2/8/2023	19,979	—
Legacy Intermediate, LLC	Revolver	2/25/2028	17,242	(172)
Legacy Intermediate, LLC	Delayed Draw Term Loan	2/25/2023	36,000	(360)
Linquest Corp.	Delayed Draw Term Loan	1/27/2023	44,775	(448)
Loar Group Inc	Delayed Draw Term Loan	9/29/2023	100,000	—
Magnesium BorrowerCo, Inc.	Delayed Draw Term Loan	5/18/2029	99,913	(2,478)
Mandolin Technology Intermediate Holdings, Inc.	Revolver	7/30/2026	3,142	—
Mantech International CP	Delayed Draw Term Loan	9/14/2029	186,262	(1,863)
Mantech International CP	Revolver	9/14/2028	111,118	(1,111)
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	5,722	—
Material Holdings, LLC	Revolver	8/17/2027	8,266	—
Material Holdings, LLC	Delayed Draw Term Loan	8/19/2023	16,215	—
Metis Buyer, Inc.	Revolver	5/4/2026	9,000	(672)
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	691	—
Monk Holding Co.	Delayed Draw Term Loan	8/12/2023	38,468	—
Monterey Financing S.à.r.l	Delayed Draw Term Loan	9/19/2029	55,097	—
Mozart Borrower LP	Revolver	10/21/2026	17,850	(1,413)

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
MRI Software, LLC	Revolver	2/10/2026	$673	$(24)
MRI Software, LLC	Delayed Draw Term Loan	2/10/2026	7,969	—
Natus Medical Incorporated	Revolver	7/21/2027	2,788	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	91,734	—
NDC Acquisition Corp.	Revolver	3/9/2027	2,911	—
New Arclin US Holding Corp.	Delayed Draw Term Loan	9/22/2028	1,657	(193)
NMC Crimson Holdings, Inc.	Delayed Draw Term Loan	3/1/2023	26,585	—
Onex AP Merger Sub, LLC	Revolver	4/4/2028	3,261	(65)
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	12/1/2023	57,531	—
Paya Holdings III, LLC	Revolver	6/16/2028	3,375	(173)
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	357	—
Petrus Buyer Inc	Delayed Draw Term Loan	10/17/2029	11,304	(170)
Petrus Buyer Inc	Revolver	10/17/2029	5,163	(155)
PGIS Intermediate Holdings, LLC	Revolver	10/16/2028	6,274	(125)
Plasma Buyer, LLC	Revolver	5/12/2028	14,467	(651)
Plasma Buyer, LLC	Delayed Draw Term Loan	5/12/2029	23,780	(238)
Point Broadband Acquisition, LLC	Delayed Draw Term Loan	10/1/2023	38,448	—
Polyphase Elevator Holding Co.	Revolver	6/23/2027	1,700	—
Polyphase Elevator Holding Co.	Delayed Draw Term Loan	12/21/2027	54,535	—
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/1/2027	21,722	(638)
PPV Intermediate Holdings, LLC	Revolver	8/31/2029	7,234	—
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan	8/31/2029	14,978	(150)
Profile Products, LLC	Delayed Draw Term Loan	11/12/2027	7,842	—
Profile Products, LLC	Revolver	11/12/2027	9,363	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	2,915	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	3/17/2023	16,623	—
Project Leopard Holdings, Inc.	Revolver	7/20/2027	13,035	—
Qualus Power Services Corp.	Delayed Draw Term Loan	3/26/2023	6,490	—
Rally Buyer, Inc.	Revolver	7/19/2028	17,745	(355)
Rally Buyer, Inc.	Delayed Draw Term Loan	7/19/2028	33,121	(331)
Red River Technology, LLC	Delayed Draw Term Loan	5/26/2023	47,832	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	2,448	—
Relativity ODA, LLC	Revolver	5/12/2027	4,937	(74)
Relay Purchaser, LLC	Revolver	8/30/2026	28,571	(286)
Riser Merger Sub, Inc.	Revolver	8/1/2028	24,351	(487)
Riser Merger Sub, Inc.	Delayed Draw Term Loan	8/1/2028	48,701	(487)
RoadOne Inc	Revolver	12/30/2028	226	—
RoadOne Inc	Delayed Draw Term Loan	12/30/2028	255	(4)
Roadsafe Holdings, Inc.	Delayed Draw Term Loan	7/31/2023	53,130	—
RSC Acquisition, Inc.	Delayed Draw Term Loan	10/30/2026	53,013	—
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	58,064	(581)
Safety Borrower Holdings LP	Revolver	9/1/2027	3,356	(34)
Sailpoint Technologies, Inc.	Revolver	8/15/2028	34,083	(682)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2023	28,800	—
Sam Holding Co, Inc.	Revolver	3/24/2027	22,000	—
SEKO Global Logistics Network, LLC	Revolver	12/30/2026	5,808	—
SEKO Global Logistics Network, LLC	Delayed Draw Term Loan	12/30/2026	7,575	—
Sherlock Buyer Corp.	Delayed Draw Term Loan	12/8/2028	11,177	(112)
Sherlock Buyer Corp.	Revolver	12/8/2027	4,445	(89)
Smile Doctors, LLC	Delayed Draw Term Loan	12/23/2028	92,773	—
Smile Doctors, LLC	Revolver	12/23/2027	26,601	—
Snoopy Bidco, Inc.	Delayed Draw Term Loan	6/1/2023	51,214	(768)
SpecialtyCare, Inc.	Revolver	6/18/2026	2,611	—
SpecialtyCare, Inc.	Delayed Draw Term Loan	6/18/2023	6,544	—

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Spitfire Parent, Inc.	Delayed Draw Term Loan	3/11/2027	$5,533	$—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	26,734	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	6,300	—
Sunshine Cadence Holdco, LLC	Delayed Draw Term Loan	3/23/2027	300	—
Tennessee Bidco Limited	Delayed Draw Term Loan	6/22/2024	339,176	—
The Fertility Partners, Inc.	Revolver	9/16/2027	806	—
The Fertility Partners, Inc.	Delayed Draw Term Loan	3/16/2024	16,410	—
The GI Alliance Management, LLC	Delayed Draw Term Loan	9/15/2028	56,115	(1,683)
The NPD Group L.P.	Revolver	12/1/2027	92,321	—
Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	8/31/2028	6,692	—
Thermostat Purchaser III, Inc.	Revolver	8/31/2026	8,125	(305)
Thermostat Purchaser III, Inc. (2nd Lien)	Delayed Draw Term Loan	8/31/2023	5,600	(42)
Trader Corp.	Revolver	12/22/2028	6,858	(114)
Trident TPI Holdings, Inc.	Delayed Draw Term Loan	9/15/2028	498	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/29/2023	20,128	—
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2027	12,780	(128)
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	12/21/2023	115,743	(1,157)
Triple Lift, Inc.	Revolver	5/6/2028	8,815	—
TRP Infrastructure Services, LLC	Delayed Draw Term Loan	1/9/2023	13,187	(132)
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	4,047	—
Unified Physician Management, LLC	Delayed Draw Term Loan	6/18/2029	32,608	—
Unified Physician Management, LLC	Revolver	6/18/2029	101,845	—
United Mutual Acquisition Holdings, LLC	Revolver	7/15/2028	11,175	—
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	11/18/2023	14,559	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	12,932	(129)
Victors CCC Buyer, LLC	Delayed Draw Term Loan	6/1/2029	31,095	(311)
Victors CCC Buyer, LLC	Revolver	6/1/2029	29,205	(584)
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	712	—
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	188,572	—
West Monroe Partners, LLC	Revolver	11/9/2027	70,714	(354)
West Star Aviation Acquisition, LLC	Delayed Draw Term Loan	3/1/2028	909	(18)
WHCG Purchaser III, Inc.	Revolver	6/22/2026	8,272	—
WHCG Purchaser III, Inc.	Delayed Draw Term Loan	6/22/2023	19,482	—
Zendesk Inc	Revolver	11/3/2028	97,650	(1,953)
Zendesk Inc	Delayed Draw Term Loan	11/22/2028	208,035	(3,121)

Total First and Second Lien Debt Unfunded Commitments			$6,343,101	$(63,045)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2022 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2022 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2022 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2022 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2022 was 1.50%.
(14)	The interest rate floor on these investments as of December 31, 2022 was 2.00%

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

(15)

Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2022, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair value as of December 31, 2021	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Fair value as of December 31, 2022	Dividend and Interest Income
Non-Controlled/Affiliated Investments
GSO DL Co-Invest EIS LP	$1,614	$136	$—	$1,062	$2,813	$—
Controlled/Affiliated Investments
Specialty Lending Company LLC	212,400	—	(40,500)	430	172,330	12,159
BCRED Emerald JV LP	—	2,115,000	—	(42,283)	2,072,717	100,293
BCRED Verdelite JV LP	—	117,706	—	(2,029)	115,677	—
GSO DL Co-Invest CI LP	1,809	—	—	72	1,881	—

Total	$215,823	$2,232,842	$(40,500)	$(42,748)	$2,365,418	$112,452

(16)

As of December 31, 2022, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), New Zealand Dollar (NZD), Danish Krone (DKK), Swedish Krona (SEK) and Norwegian Krone (NOK).

(17)	Loan was on non-accrual status as of December 31, 2022.

ADDITIONAL INFORMATION

Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold		Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	USD 25,374	CAD	34,625	1/17/2023	$(213)
Goldman Sachs Bank USA	USD 78,088	DKK	546,731	3/14/2023	(998)
Goldman Sachs Bank USA	USD 61,787	EUR	58,713	3/14/2023	1,329
Goldman Sachs Bank USA	USD 58,713	NOK	584,117	3/13/2023	(829)
Goldman Sachs Bank USA	USD 61,787	NOK	584,117	3/14/2023	2,241
Goldman Sachs Bank USA	USD 10,698	SEK	109,749	3/13/2023	121
Goldman Sachs Bank USA	USD 23,113	SEK	237,106	3/14/2023	261

Interest Rate Swaps

Counterparty	Hedged Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Gains / (Losses)
Goldman Sachs Bank USA	June 2024 Notes	2.56%	SOFR + 0.93%	6/21/2024	$435,000	$(18,778)	$1,796	$(18,778)
Goldman Sachs Bank USA	September 2024 Notes	1.75%	SOFR + 0.08%	9/15/2024	365,000	(17,499)	(545)	(17,458)
Goldman Sachs Bank USA	November 2024 Notes	2.35%	SOFR + 0.66%	11/22/2024	500,000	(25,362)	1,822	(25,224)
Goldman Sachs Bank USA	January 2025 Notes	2.70%	SOFR + 0.99%	1/15/2025	500,000	(26,589)	923	(26,338)
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(34,657)	2,387	(34,486)

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Interest Rate Swaps

Counterparty	Hedged Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount		Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Gains / (Losses)
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026		$625,000	$(34,352)	$2,370	$(34,534)
Goldman Sachs Bank USA	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025		400,000	(17,978)	—	(17,832)
Deutsche Bank	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025		500,000	(22,494)	—	(22,282)
Goldman Sachs Bank USA	April 2026 UK Bonds	4.87%	SOFR + 2.78%	4/14/2026	GBP	250,000	(19,940)	—	(19,889)
Goldman Sachs Bank USA	May 2027 Notes	5.61%	SOFR + 3.00%	5/3/2027		625,000	(26,135)	—	(22,217)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.93%	9/27/2025		600,000	(2,165)	—	(2,165)
Goldman Sachs Bank USA	October 2027 Notes	7.49%	SOFR + 3.7165%	10/11/2027		350,000	(1,418)	—	(1,418)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.97%	9/29/2025		200,000	(796)	—	(796)

Total Interest Rate Swaps							$(248,163)	$8,753	$(243,417)

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
Investments - non-controlled/non-affiliated
First Lien Debt
Aerospace & Defense
Corfin Holdings, Inc. (4)(7)(11)	L +	6.00%	7.00%	12/27/2027	$6,619	$6,579	$6,500	0.05%
Linquest Corp. (4)(7)(10)	L +	5.75%	6.50%	7/28/2028	157,106	153,737	153,516	1.19
Loar Group, Inc. (4)(11)	L +	7.25%	8.25%	10/2/2023	29,422	29,422	29,422	0.23
MAG DS Corp. (11)	L +	5.50%	6.50%	4/1/2027	10,849	10,680	9,981	0.08
Peraton Corp. (10)	L +	3.75%	4.50%	2/1/2028	72,389	72,163	72,543	0.56
Vertex Aerospace Services Corp. (10)	L +	4.00%	4.75%	10/27/2028	22,385	22,293	22,379	0.17

						294,874	294,342	2.28
Air Freight & Logistics
AGI-CFI Holdings, Inc. (4)(10)	L +	5.50%	6.25%	6/11/2027	271,064	265,859	268,354	2.09
Livingston International, Inc. (4)(6)(10)	L +	5.50%	6.25%	4/30/2027	105,679	104,902	104,622	0.81
Mode Purchaser, Inc. (4)(11)	L +	6.25%	7.25%	12/9/2026	34,388	33,430	34,388	0.27
R1 Holdings, LLC (4)(7)(11)	L +	6.00%	7.00%	1/2/2026	38,742	38,698	38,742	0.30
RWL Holdings, LLC (4)(7)(10)	SOFR +	5.75%	6.50%	12/31/2028	218,835	213,914	213,878	1.66
SEKO Global Logistics Network, LLC (4)(11)	E +	5.00%	6.00%	12/30/2026	€35,393	40,412	40,295	0.31
SEKO Global Logistics Network, LLC (4)(7)(11)	L +	5.00%	6.00%	12/30/2026	103,543	102,300	103,315	0.80
The Kenan Advantage Group, Inc. (10)	L +	3.75%	4.50%	3/12/2026	19,039	19,034	19,013	0.15
Wwex Uni Topco Holdings, LLC (10)	L +	4.25%	5.00%	7/26/2028	12,681	12,562	12,731	0.10

						831,112	835,338	6.49
Airlines
Air Canada (6)(10)	L +	3.50%	4.25%	8/11/2028	7,819	7,745	7,823	0.06
American Airlines, Inc. (6)(10)	L +	4.75%	5.50%	3/11/2028	7,314	7,248	7,591	0.06
United Airlines, Inc. (6)(10)	L +	3.75%	4.50%	4/21/2028	16,631	16,629	16,728	0.13

						31,622	32,143	0.25
Auto Components
Clarios Global LP (6)(8)	L +	3.25%	3.35%	4/30/2026	6,806	6,809	6,780	0.05
Metis Buyer, Inc. (4)(5)(7)(8) - Revolving Term Loan	L +	3.75%	3.85%	5/4/2028	4,275	4,099	4,221	0.03
Metis Buyer, Inc. (10)	L +	4.00%	4.75%	5/4/2028	49,750	48,510	49,859	0.39
Wheel Pros, Inc. (10)	L +	4.50%	5.25%	4/23/2028	25,906	25,912	25,901	0.20

						85,330	86,761	0.67
Beverages
Arterra Wines Canada, Inc. (6)(10)	L +	3.50%	4.25%	11/24/2027	4,957	4,984	4,970	0.04
Triton Water Holdings, Inc. (9)	L +	3.50%	4.00%	3/18/2028	26,637	26,601	26,387	0.21

						31,585	31,357	0.25
Building Products
Cornerstone Building Brands, Inc. (6)(9)	L +	3.25%	3.75%	4/12/2028	2,947	2,934	2,946	0.02
CP Atlas Buyer, Inc. (9)	L +	3.75%	4.25%	11/23/2027	31,556	31,560	31,461	0.24
Empire Today, LLC (10)	L +	5.00%	5.75%	3/8/2028	69,572	68,419	68,485	0.53
Fencing Supply Group Acquisition, LLC (4)(7)(11)	L +	6.00%	7.00%	2/26/2027	78,944	77,860	78,550	0.61
Great Day Improvements, LLC (4)(7)(9)	L +	6.25%	6.75%	12/29/2027	245,000	239,342	239,335	1.86
Illuminate Merger Sub Corp. (9)	L +	3.50%	4.00%	6/30/2028	8,000	7,944	7,949	0.06
Jacuzzi Brands, LLC (4)(11)	L +	6.50%	7.50%	2/25/2025	52,938	52,414	52,938	0.41
Kodiak BP, LLC (10)	L +	3.25%	4.00%	2/25/2028	10,389	10,369	10,330	0.08
L&S Mechanical Acquisition, LLC (4)(7)(10)	L +	5.75%	6.50%	9/1/2027	114,795	112,627	112,499	0.88

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Building Products (continued)
Latham Pool Products, Inc. (8)	L +	6.00%	6.10%	6/18/2025	$105,696	$105,247	$106,269	0.83%
Lindstrom, LLC (4)(11)	L +	6.25%	7.25%	4/7/2025	27,963	27,739	27,963	0.22
Mi Windows and Doors, LLC (10)	L +	3.75%	4.50%	12/18/2027	24,288	24,404	24,425	0.19
Symphony Technology Group (10)	L +	5.00%	5.75%	5/3/2028	63,186	62,591	63,117	0.49
Windows Acquisition Holdings, Inc. (4)(11)	L +	6.50%	7.50%	12/29/2026	62,366	61,321	62,366	0.49

						884,772	888,631	6.91
Capital Markets
Advisor Group Holdings, Inc. (8)	L +	4.50%	4.60%	7/31/2026	17,347	17,392	17,418	0.14
Situs-AMC Holdings Corporation (4)(10)	L +	5.75%	6.50%	12/22/2027	110,000	108,905	108,900	0.85
Superannuation And Investments US, LLC (6)(9)	L +	3.75%	4.25%	9/23/2028	14,364	14,244	14,391	0.11
The Edelman Financial Engines Center, LLC (10)	L +	3.50%	4.25%	3/15/2028	19,880	19,814	19,894	0.15

						160,355	160,602	1.25
Chemicals
Dominion Colour Corporation (4)(6)(7)(11)	L +	8.25% (incl. 2.00% PIK)	9.25%	4/6/2024	35,687	34,449	35,062	0.27
Geon Performance Solutions, LLC (10)	L +	4.75%	5.50%	8/9/2028	7,389	7,336	7,463	0.06
Hyperion Materials & Technologies, Inc. (9)	L +	4.50%	5.00%	8/28/2028	25,252	25,160	25,326	0.20
LSF11 Skyscraper Holdco S.à r.l, LLC (6)(10)	L +	3.50%	4.25%	9/29/2027	19,850	19,758	19,863	0.15
New Arclin US Holding Corp. (6)(7)(9)	L +	3.75%	4.25%	9/21/2028	20,208	20,115	20,209	0.16
NIC Acquisition Corp. (10)	L +	3.75%	4.50%	12/29/2027	13,837	13,824	13,698	0.11
Olympus Water US Holding Corp. (9)	L +	3.75%	4.25%	9/21/2028	10,625	10,598	10,605	0.08
Polymer Additives, Inc. (8)	L +	6.00%	6.13%	7/31/2025	30,420	28,311	29,675	0.23

						159,550	161,901	1.26
Commercial Services & Supplies
Access CIG, LLC (8)	L +	3.75%	3.84%	2/27/2025	16,040	16,025	15,961	0.12
Allied Universal Holdco, LLC (9)	L +	3.75%	4.25%	5/12/2028	33,952	33,913	33,884	0.26
Bazaarvoice, Inc. (4)(7)(8)	L +	5.75%	5.85%	5/7/2028	372,166	372,166	372,166	2.90
DG Investment Intermediate Holdings 2, Inc. (10)	L +	3.50%	4.25%	3/17/2028	29,592	29,647	29,620	0.23
Divisions Holding Corp. (10)	L +	4.75%	5.50%	5/29/2028	24,036	23,815	24,126	0.19
EAB Global, Inc. (9)	L +	3.50%	4.00%	6/28/2028	8,000	7,956	7,967	0.06
ECP Gopher Holdings L.P. (11)	L +	3.25%	4.25%	3/6/2025	3,958	3,973	3,721	0.03
Foundational Education Group, Inc. (4)(9)	L +	4.25%	4.75%	8/31/2028	9,143	9,056	9,166	0.07
Garda World Security Corp. (6)(8)	L +	4.25%	4.36%	10/30/2026	29,435	29,511	29,432	0.23
Genuine Financial Holdings, LLC (8)	L +	3.75%	3.85%	7/11/2025	6,938	6,850	6,924	0.05
International SOS The Americas LP (6)(9)	L +	3.75%	4.25%	8/5/2028	2,331	2,309	2,337	0.02
Java Buyer, Inc. (4)(7)(10)	L +	5.75%	6.50%	12/15/2027	136,278	132,073	132,067	1.03
JSS Holdings, Inc. (4)(10)	L +	6.00%	6.75%	12/17/2028	243,525	239,876	241,699	1.88
JSS Holdings, Inc. (4)(11)	L +	6.25%	7.25%	12/17/2028	46,505	45,900	46,157	0.36
Knowledge Pro Buyer, Inc. (4)(7)(10)	L +	5.75%	6.50%	12/10/2027	45,655	44,433	44,421	0.35
KPSKY Acquisition, Inc. (4)(7)(10)	L +	5.50%	6.25%	10/19/2028	197,224	193,290	193,280	1.50
MaxGen Energy Services Corporation (4)(11)	L +	4.75%	5.75%	6/2/2027	59,700	58,353	58,208	0.45
Onex Baltimore Buyer, Inc. (4)(7)(10)	L +	5.75%	6.50%	12/1/2027	260,796	255,309	255,275	1.99

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Commercial Services & Supplies (continued)
PECF USS Intermediate Holding III Corp. (9)	L +	4.25%	4.75%	12/15/2028	$20,842	$20,811	$20,891	0.16%
Recycle & Resource US, LLC (6)(9)	L +	3.50%	4.00%	7/8/2028	5,219	5,182	5,213	0.04
Revspring, Inc. (8)	L +	4.25%	4.47%	10/11/2025	15,443	15,323	15,501	0.12
Spin Holdco Inc. (10)	L +	4.00%	4.75%	3/1/2028	25,434	25,326	25,547	0.20
The Action Environmental Group, Inc. (4)(7)(12)	L +	6.00%	7.25%	1/16/2026	16,289	15,748	15,668	0.12
TRC Companies, Inc. (9)	L +	3.75%	4.25%	6/21/2024	18,778	18,679	18,711	0.15
TruGreen Limited Partnership (10)	L +	4.00%	4.75%	11/2/2027	5,955	5,990	5,969	0.05
USIC Holdings, Inc. (10)	L +	3.50%	4.25%	5/12/2028	24,938	24,822	24,938	0.19
Veregy Consolidated, Inc. (11)	L +	6.00%	7.00%	11/2/2027	20,584	20,632	20,636	0.16

						1,656,969	1,659,483	12.91
Construction & Engineering
Aegion Corporation (10)	L +	4.75%	5.50%	5/17/2028	23,879	23,814	24,018	0.19
ASP Endeavor Acquisition, LLC (4)(9)	L +	6.50%	7.00%	5/3/2027	35,820	35,183	35,462	0.28
COP Home Services TopCo IV, Inc. (4)(7)(11)	L +	5.00%	6.00%	12/31/2027	128,886	125,700	127,513	0.99
Peak Utility Services Group, Inc. (4)(7)(11)	L +	5.00%	6.00%	2/26/2028	23,622	23,380	23,467	0.18
Thermostat Purchaser III, Inc. (4)(7)(10)	L +	4.50%	5.25%	8/24/2028	42,519	41,196	42,498	0.33
Tutor Perini Corp. (6)(11)	L +	4.75%	5.75%	8/13/2027	2,963	2,992	2,974	0.02

						252,266	255,933	1.99
Construction Materials
White Cap Buyer, LLC (9)	L +	4.00%	4.50%	10/19/2027	23,827	23,913	23,878	0.19
Containers & Packaging
Ascend Buyer, LLC (4)(7)(10)	L +	5.75%	6.50%	9/30/2028	77,601	75,982	75,920	0.59
Berlin Packaging, LLC (9)	L +	3.75%	4.25%	3/11/2028	8,544	8,480	8,545	0.07
Charter NEX US, Inc. (10)	L +	3.75%	4.50%	12/1/2027	21,359	21,428	21,431	0.17
Flex Acquisition Co., Inc. (9)	L +	3.50%	4.00%	2/23/2028	8,191	8,173	8,185	0.06
Flex Acquisition Co., Inc. (8)	L +	3.00%	3.13%	6/29/2025	9,475	9,462	9,404	0.07
Graham Packaging Co, Inc. (10)	L +	3.00%	3.75%	8/4/2027	4,963	4,972	4,956	0.04
IBC Capital US, LLC (6)(8)	L +	3.75%	3.97%	9/11/2023	18,513	18,477	18,393	0.14
LABL, Inc. (9)	L +	5.00%	5.50%	10/29/2028	7,143	7,037	7,144	0.06
MAR Bidco Sarl (6)(9)	L +	4.25%	4.75%	4/20/2028	3,806	3,788	3,813	0.03
Pretium PKG Holdings, Inc. (9)	L +	4.00%	4.50%	8/27/2028	18,889	18,439	18,878	0.15
ProAmpac PG Borrower, LLC (10)	L +	3.75%	4.50%	11/3/2025	30,050	30,103	30,121	0.23
TricorBraun Holdings, Inc. (9)	L +	3.25%	3.75%	3/3/2028	13,067	13,011	12,991	0.10
Trident TPI Holdings, Inc. (7)(11)	L +	3.25%	4.25%	10/17/2024	13,886	13,875	13,907	0.11
Trident TPI Holdings, Inc. (9)	L +	4.00%	4.50%	7/29/2028	7,433	7,426	7,440	0.06

						240,652	241,124	1.88
Distributors
BP Purchaser, LLC (4)(10)	L +	5.50%	6.25%	12/10/2028	34,800	34,110	34,104	0.27
Bution Holdco 2, Inc. (4)(11)	L +	6.25%	7.25%	10/17/2025	5,925	5,827	5,880	0.05
Dana Kepner Company, LLC (4)(11)	L +	6.25%	7.25%	12/29/2026	14,850	14,601	14,887	0.12
Genuine Cable Group, LLC (4)(6)(7)(10)	L +	5.75%	6.50%	11/2/2026	22,695	22,079	22,239	0.17
Marcone Yellowstone Buyer, Inc. (7)(10)	L +	5.50%	6.25%	12/23/2028	83,636	81,696	81,696	0.64
NDC Acquisition Corp. (4)(11)	L +	5.75%	6.75%	3/9/2027	22,331	21,801	22,108	0.17
NDC Acquisition Corp. (4)(5)(7)(11) - Revolving Term Loan	L +	5.75%	6.75%	3/9/2027	214	133	180	0.00
Tailwind Colony Holding Corporation (4)(7)(11)	L +	7.50%	8.50%	11/13/2024	56,508	55,192	55,378	0.43

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Distributors (continued)
Tailwind Colony Holding Corporation (4)(11)	L +	6.25%	7.25%	11/13/2024	$11,961	$11,740	$11,591	0.09%
Unified Door & Hardware Group, LLC (4)(11)	L +	6.25%	7.25%	6/30/2025	53,486	52,614	53,218	0.41

						299,793	301,281	2.35
Diversified Consumer Services
Cambium Learning Group, Inc. (4)(7)(10)	L +	5.50%	6.25%	7/20/2028	968,124	959,067	968,124	7.53
Dreambox Learning Holding LLC (4)(10)	L +	6.25%	7.00%	12/1/2027	135,213	132,360	132,509	1.03
eResearchTechnology, Inc. (11)	L +	4.50%	5.50%	2/4/2027	28,103	28,220	28,234	0.22
Go Car Wash Management Corp. (4)(7)(11)	L +	5.75%	6.75%	12/31/2026	44,291	42,789	42,744	0.33
KUEHG Corp. (11)	L +	3.75%	4.75%	2/21/2025	22,830	22,577	22,417	0.17
LAH Borrower, LL (4)(6)(10)	L +	5.75%	6.50%	10/12/2027	9,250	9,071	9,215	0.07
Learning Care Group (11)	L +	3.25%	4.25%	3/13/2025	19,838	19,548	19,491	0.15
Loyalty Ventures, Inc. (9)	L +	4.50%	5.00%	11/3/2027	9,375	9,189	9,355	0.07
Pre-Paid Legal Services, Inc. (9)	L +	3.75%	4.25%	5/1/2025	23,239	23,007	23,133	0.18
Weld North Education, LLC (9)	L +	3.75%	4.25%	12/21/2027	24,271	24,271	24,307	0.19

						1,270,100	1,279,529	9.94
Diversified Financial Services
Barbri Holdings, Inc. (4)(7)(10)	L +	5.75%	6.50%	4/30/2028	166,707	163,558	165,040	1.28
Lereta, LLC (10)	L +	5.25%	6.00%	7/27/2028	34,635	34,309	34,664	0.27
Mitchell International, Inc. (9)	L +	3.75%	4.25%	10/15/2028	38,979	38,694	38,809	0.30
Sedgwick Claims Management Services, Inc. (6)(11)	L +	4.25%	5.25%	9/3/2026	2,450	2,474	2,457	0.02
Sedgwick Claims Management Services, Inc. (6)(8)	L +	3.25%	3.35%	12/31/2025	7,961	7,937	7,909	0.06
SelectQuote, Inc. (4)(7)(10)	L +	5.00%	5.75%	11/5/2024	277,963	275,701	277,079	2.16

						522,673	525,958	4.09
Diversified Telecommunication Services
Numericable US, LLC (6)(8)	L +	3.69%	3.81%	1/31/2026	5,050	5,056	5,016	0.04
Numericable US, LLC (6)(8)	L +	4.00%	4.12%	8/14/2026	23,829	23,851	23,745	0.18
Point Broadband Acquisition, LLC (4)(7)(11)	L +	6.00%	7.00%	10/1/2028	162,000	157,216	157,037	1.22

						186,123	185,798	1.44
Electric Utilities
Qualus Power Services Corp. (4)(7)(11)	L +	5.50%	6.50%	3/26/2027	48,950	47,785	48,332	0.38
Electrical Equipment
Emergency Power Holdings, LLC (4)(7)(11)	L +	5.50%	6.50%	8/17/2028	195,000	190,778	190,539	1.48
Madison IAQ, LLC (9)	L +	3.25%	3.75%	6/16/2028	6,989	6,956	6,992	0.05
Radwell International, LLC (4)(6)(7)(10)	L +	5.50%	6.25%	7/13/2027	348,034	346,642	346,861	2.70
Relay Purchaser, LLC (4)(7)(10)	L +	6.00%	6.75%	8/30/2028	200,000	195,928	197,214	1.53
Shoals Holdings, LLC (4)(11)	L +	3.25%	4.25%	11/25/2026	11,377	11,140	11,434	0.09

						751,443	753,040	5.85
Electronic Equipment, Instruments & Components
Albireo Energy, LLC (4)(7)(11)	L +	6.00%	7.00%	12/23/2026	35,496	34,857	34,858	0.27
ConvergeOne Holdings, Inc. (7)(8)	L +	5.00%	5.10%	1/4/2026	31,765	28,772	29,603	0.23
CPI International, Inc. (11)	L +	3.25%	4.25%	7/26/2024	8,977	8,991	8,980	0.07
Infinite Bidco, LLC (9)	L +	3.75%	4.25%	2/24/2028	21,831	21,806	21,797	0.17

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Electronic Equipment, Instruments & Components (continued)
Ingram Micro, Inc. (9)	L +	3.50%	4.00%	3/31/2028	$3,980	$3,942	$3,986	0.03%

						98,369	99,224	0.77
Energy Equipment & Services
Abaco Energy Technologies, LLC (4)(11)	L +	7.50% (incl. 1.00% PIK)	8.50%	10/4/2024	10,668	10,058	10,482	0.08
EnergySolutions, LLC (11)	L +	3.75%	4.75%	5/9/2025	11,270	11,255	11,270	0.09
Tetra Technologies, Inc. (4)(6)(11)	L +	6.25%	7.25%	9/10/2025	22,793	21,815	22,793	0.18

						43,128	44,544	0.35
Entertainment
CE Intermediate I, LLC (4)(9)	L +	4.00%	4.50%	11/10/2028	7,778	7,701	7,729	0.06
Herschend Entertainment Co, LLC (9)	L +	3.75%	4.25%	8/27/2028	5,306	5,255	5,306	0.04
Recorded Books, Inc. (8)	L +	4.00%	4.10%	8/29/2025	15,615	15,631	15,623	0.12

						28,588	28,658	0.22
Food Products
CHG PPC Parent, LLC (9)	L +	3.00%	3.50%	11/16/2028	7,339	7,303	7,326	0.06
Quantum Bidco, Ltd. (6)(8)	S +	6.00%	6.11%	2/5/2028	£18,500	24,474	24,712	0.19
Snacking Investments US, LLC (6)(11)	L +	4.00%	5.00%	12/18/2026	4,975	5,005	4,984	0.04

						36,782	37,022	0.29
Health Care Equipment & Supplies
CPI Holdco, LLC (4)(7)(10)	L +	5.50%	6.25%	11/1/2028	265,496	258,989	258,905	2.01
GCX Corporation Buyer, LLC (4)(7)(10)	L +	5.50%	6.25%	9/13/2027	197,505	193,079	192,880	1.50
Mozart Borrower LP (9)	L +	3.25%	3.75%	9/20/2028	30,000	29,171	30,027	0.23
Resonetics, LLC (10)	L +	4.00%	4.75%	4/28/2028	18,666	18,616	18,689	0.15
Sunshine Luxembourg VII S.à r.l, LLC (6)(10)	L +	3.75%	4.50%	10/2/2026	18,726	18,778	18,821	0.15
TecoStar Holdings, Inc. (11)	L +	3.50%	4.50%	5/1/2024	20,799	20,703	19,852	0.15

						539,336	539,175	4.19
Health Care Providers & Services
ACI Group Holdings, Inc. (4)(7)(10)	L +	5.50%	6.25%	8/2/2028	202,967	198,052	199,981	1.56
ADCS Clinics Intermediate Holdings, LLC (4)(7)(11)	L +	6.25%	7.25%	5/7/2027	43,521	42,636	42,961	0.33
ADMI Corp. (9)	L +	3.50%	4.00%	12/23/2027	15,586	15,514	15,582	0.12
AHP Health Partners, Inc. (9)	L +	3.50%	4.00%	8/4/2028	4,725	4,703	4,732	0.04
AMGH Holding Corp. (11)	L +	4.25%	5.25%	3/14/2025	11,762	11,768	11,735	0.09
Canadian Hospital Specialties Ltd. (4)(6)(7)(11)	L +	4.25%	5.25%	4/14/2028	CAD 41,781	32,404	32,351	0.25
CCBlue Bidco, Inc. (4)(7)(10)	L +	6.25%	7.00%	12/21/2028	464,809	454,639	454,595	3.54
CHG Healthcare Services, Inc. (9)	L +	3.50%	4.00%	9/29/2028	8,978	8,938	8,990	0.07
Covenant Surgical Partners, Inc. (8)	L +	4.00%	4.10%	7/1/2026	2,975	2,931	2,946	0.02
Cross Country Healthcare, Inc. (4)(10)	L +	5.75%	6.50%	6/8/2027	113,594	111,423	112,458	0.87
DCA Investment Holdings, LLC (4)(7)(10)	L +	6.25%	7.00%	3/12/2027	36,706	36,191	36,297	0.28
Epoch Acquisition, Inc. (4)(11)	L +	6.75%	7.75%	10/4/2024	29,421	29,421	29,421	0.23
GC EOS Buyer, Inc. (8)	L +	4.50%	4.60%	8/1/2025	2,003	1,993	2,003	0.02
Global Medical Response, Inc. (11)	L +	4.25%	5.25%	10/2/2025	21,619	21,698	21,560	0.17
Gordian Medical, Inc. (10)	L +	6.25%	7.00%	3/29/2027	66,833	64,778	66,554	0.52
Heartland Dental, LLC (8)	L +	4.00%	4.10%	4/30/2025	15,057	14,999	15,054	0.12
ICS US Holdings, Inc. (6)(9)	L +	5.25%	5.75%	6/8/2028	35,000	33,250	33,250	0.26
Jayhawk Buyer, LLC (4)(11)	L +	5.00%	6.00%	10/15/2026	204,293	200,666	202,250	1.57

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
LifePoint Health, Inc. (8)	L +	3.75%	3.85%	11/16/2025	$10,000	$10,018	$10,005	0.08%
Midwest Physician Administrative Services, LLC (10)	L +	3.25%	4.00%	3/5/2028	6,377	6,350	6,348	0.05
National Mentor Holdings, Inc. (7)(10)	L +	3.75%	4.50%	2/18/2028	11,320	11,038	10,943	0.09
Navigator Acquiror, Inc. (4)(7)(9)	L +	5.75%	6.25%	7/16/2027	375,002	371,541	373,127	2.90
Odyssey Holding Company, LLC (4)(11)	L +	5.75%	6.75%	11/16/2025	68,328	67,902	68,328	0.53
Onex TSG Intermediate Corp. (6)(10)	L +	4.75%	5.50%	2/28/2028	15,257	15,044	15,273	0.12
Padagis, LLC (6)(9)	L +	4.75%	5.25%	6/30/2028	10,371	10,296	10,338	0.08
Pathway Vet Alliance, LLC (8)	L +	3.75%	3.85%	3/31/2027	1,985	1,983	1,981	0.02
PetVet Care Centers, LLC (10)	L +	3.50%	4.25%	2/14/2025	31,505	31,530	31,540	0.25
Phoenix Guarantor, Inc. (8)	L +	3.25%	3.35%	3/5/2026	4,754	4,759	4,730	0.04
Phoenix Guarantor, Inc. (8)	L +	3.50%	3.60%	3/5/2026	8,086	8,086	8,064	0.06
Pluto Acquisition I, Inc. (8)	L +	4.00%	4.18%	6/22/2026	398	398	397	0.00
PSKW Intermediate, LLC (4)(11)	L +	6.25%	7.25%	3/9/2026	22,106	22,106	22,106	0.17
Radnet, Inc. (6)(10)	L +	3.00%	3.75%	4/22/2028	4,912	4,890	4,918	0.04
Reverb Buyer, Inc. (7)(9)	L +	3.50%	4.00%	11/1/2028	8,592	8,546	8,594	0.07
Smile Doctors, LLC (4)(7)(10)	L +	5.75%	6.50%	12/23/2028	398,136	388,413	388,500	3.02
Snoopy Bidco, Inc. (4)(7)(10)	L +	6.00%	6.75%	6/1/2028	396,000	383,095	388,125	3.02
Stepping Stones Healthcare Services, LLC (4)(7)(10)	L +	5.75%	6.50%	1/2/2029	132,563	129,011	129,008	1.00
Surgery Centers Holdings, Inc. (6)(10)	L +	3.75%	4.50%	8/31/2026	24,744	24,721	24,767	0.19
The GI Alliance Management, LLC (4)(7)(11)	L +	6.25%	7.25%	11/4/2024	211,618	208,856	209,542	1.63
TTF Holdings, LLC (4)(10)	L +	4.25%	5.00%	3/24/2028	6,551	6,507	6,567	0.05
Unified Women’s Healthcare, LLC (10)	L +	4.25%	5.00%	12/16/2027	20,334	20,333	20,382	0.16
U.S. Anesthesia Partners, Inc. (9)	L +	4.25%	4.75%	9/22/2028	29,018	28,878	28,984	0.23
US Oral Surgery Management Holdco, LLC (4)(7)(10)	L +	5.50%	6.25%	11/18/2027	131,930	128,607	128,952	1.00
WHCG Purchaser III, Inc. (4)(7)(10)	L +	5.75%	6.50%	6/22/2028	86,559	84,384	84,226	0.66
WP CityMD Bidco, LLC (9)	L +	3.25%	3.75%	11/18/2028	15,000	14,981	15,012	0.12

						3,278,275	3,293,479	25.64
Health Care Technology
athenahealth, Inc. (8)	L +	4.25%	4.40%	2/11/2026	19,188	19,298	19,215	0.15
Edifecs, Inc. (4)(10)	L +	5.50%	6.25%	9/21/2026	123,323	120,934	120,856	0.94
Edifecs, Inc. (4)(11)	L +	7.00%	8.00%	9/21/2026	29,660	29,533	30,549	0.24
FH MD Buyer, Inc. (10)	L +	5.00%	5.75%	6/16/2028	47,381	46,937	47,144	0.37
GI Ranger Intermediate, LLC (4)(7)(10)	L +	6.00%	6.75%	10/29/2028	117,720	115,039	114,970	0.89
Netsmart Technologies, Inc. (10)	L +	4.00%	4.75%	10/1/2027	24,813	24,916	24,900	0.19
NMC Crimson Holdings, Inc. (4)(7)(10)	L +	6.00%	6.75%	3/1/2028	71,173	68,879	69,279	0.54
Project Ruby Ultimate Parent Corp. (10)	L +	3.25%	4.00%	3/3/2028	8,547	8,507	8,549	0.07
Therapy Brands Holdings, LLC (4)(5)(7)(10)	L +	4.00%	4.75%	5/12/2028	6,357	6,328	6,357	0.05
Verscend Holding Corp. (8)	L +	4.00%	4.10%	8/27/2025	20,423	20,486	20,443	0.16
Waystar Technologies, Inc. (8)	L +	4.00%	4.10%	10/22/2026	23,226	23,299	23,236	0.18

						484,157	485,498	3.78
Hotels, Restaurants & Leisure
CEC Entertainment, Inc. (5)(8)	6.75%		6.75%	5/1/2026	79,800	79,780	78,287	0.61
Flynn Restaurant Group LP (9)	L +	4.25%	4.75%	12/1/2028	17,789	17,641	17,609	0.14
IRB Holding Corp. (11)	L +	3.25%	4.25%	12/15/2027	34,705	34,778	34,753	0.27
Tacala Investment Corp. (10)	L +	3.50%	4.25%	2/5/2027	35,473	35,557	35,454	0.28

						167,756	166,104	1.30
Household Durables
AI Aqua Merger Sub, Inc. (6)(7)(9)	L +	4.00%	4.50%	6/16/2028	16,024	15,984	16,097	0.13

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Household Durables (continued)
Instant Brands Holdings, Inc. (10)	L +	5.00%	5.75%	4/12/2028	$81,813	$80,711	$76,904	0.60%

						96,694	93,000	0.73
Industrial Conglomerates
Bettcher Industries, Inc. (4)(11)	SOFR +	4.00%	4.12%	12/13/2028	11,316	11,203	11,316	0.09
Engineered Machinery Holdings, Inc. (10)	L +	3.75%	4.50%	5/19/2028	15,525	15,510	15,510	0.12
Excelitas Technologies Corp. (11)	L +	3.50%	4.50%	12/2/2024	22,788	22,813	22,902	0.18
FCG Acquisitions, Inc. (9)	L +	3.75%	4.25%	3/16/2028	23,578	23,590	23,549	0.18
Madison Safety & Flow LLC (8)	L +	3.75%	4.25%	12/14/2028	5,195	5,169	5,201	0.04
Vertical US Newco, Inc. (6)(9)	L +	3.50%	4.00%	7/30/2027	15,650	15,731	15,681	0.12

						94,015	94,160	0.73
Insurance
Acrisure, LLC (8)	L +	3.50%	3.72%	2/15/2027	1,985	1,970	1,966	0.02
Acrisure, LLC (9)	L +	3.75%	4.25%	2/15/2027	12,180	12,078	12,180	0.09
Acrisure, LLC (9)	L +	4.25%	4.75%	2/15/2027	6,849	6,799	6,858	0.05
Alera Group, Inc. (4)(7)(10)	L +	5.50%	6.25%	9/30/2028	70,556	69,671	69,642	0.54
Alliant Holdings Intermediate, LLC (8)	L +	3.25%	3.35%	5/9/2025	8,017	8,008	7,947	0.06
Alliant Holdings Intermediate, LLC (9)	L +	3.50%	4.00%	10/8/2027	13,351	13,335	13,354	0.10
AssuredPartners, Inc. (9)	L +	3.50%	4.00%	2/12/2027	30,484	30,255	30,479	0.24
Baldwin Risk Partners, LLC (6)(9)	L +	3.50%	4.00%	10/14/2027	10,448	10,398	10,409	0.08
Benefytt Technologies, Inc. (4)(7)(10)	L +	6.00%	6.75%	8/12/2027	94,500	92,464	92,341	0.72
BroadStreet Partners, Inc. (8)	L +	3.00%	3.10%	1/27/2027	7,919	7,917	7,831	0.06
Foundation Risk Partners Corp. (4)(7)(10)	L +	5.75%	6.50%	10/29/2028	97,144	95,523	95,418	0.74
Galway Borrower, LLC (4)(7)(10)	L +	5.25%	6.00%	9/24/2028	238,194	233,541	233,365	1.82
High Street Buyer, Inc. (4)(7)(10)	L +	6.00%	6.75%	4/14/2028	92,587	90,757	90,519	0.70
Howden Group Holdings Limited (6)(10)	L +	3.25%	4.00%	11/12/2027	14,040	14,011	14,001	0.11
HUB International Limited (10)	L +	3.25%	4.00%	4/25/2025	12,595	12,576	12,610	0.10
HUB International Limited (8)	L +	2.75%	2.87%	4/25/2025	2,969	2,970	2,939	0.02
Integrity Marketing Acquisition, LLC (4)(7)(10)	L +	5.50%	6.25%	8/27/2025	36,854	35,775	36,165	0.28
Integrity Marketing Acquisition, LLC (4)(11)	L +	5.75%	6.75%	8/27/2025	39,758	39,280	39,659	0.31
Jones Deslauriers Insurance Management, Inc. (6)(7)(10)	C +	4.25%	5.00%	3/28/2028	CAD 81,932	63,941	64,639	0.50
NFP Corp. (8)	L +	3.25%	3.35%	2/15/2027	9,525	9,506	9,388	0.07
PGIS Intermediate Holdings, LLC (4)(7)(10)	L +	5.50%	6.25%	10/14/2028	64,080	62,478	62,505	0.49
RSC Acquisition, Inc. (4)(5)(6)(7)(10)	L +	5.50%	6.25%	10/30/2026	24,096	23,610	24,034	0.19
SG Acquisition, Inc. (4)(9)	L +	5.00%	5.50%	1/27/2027	100,946	100,383	100,694	0.78
Tennessee Bidco Limited (4)(5)(6)(7)(8)	S +	7.00%	7.05%	8/3/2028	GBP 77,545	102,899	101,517	0.79
Tennessee Bidco Limited (4)(6)(8)	L +	7.00%	7.15%	8/3/2028	194,958	189,838	189,110	1.47

						1,329,987	1,329,568	10.33
Interactive Media & Services
Bungie, Inc. (4)(11)	L +	6.25%	7.25%	8/28/2024	2,500	2,500	2,500	0.02
Cengage Learning, Inc. (11)	L +	4.75%	5.75%	6/29/2026	18,953	18,758	19,028	0.15
MH Sub I, LLC (11)	L +	3.75%	4.75%	9/13/2024	34,088	34,142	34,201	0.27
Project Boost Purchaser, LLC (8)	L +	3.50%	3.60%	6/1/2026	990	990	990	0.01
Project Boost Purchaser, LLC (9)	L +	3.50%	4.00%	6/1/2026	10,468	10,442	10,481	0.08

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Interactive Media & Services (continued)
SurveyMonkey, Inc. (6)(8)	L +	3.75%	3.86%	10/10/2025	$6,829	$6,823	$6,804	0.05%

						73,656	74,005	0.58
Internet & Direct Marketing Retail
Donuts, Inc. (4)(11)	L +	6.00%	7.00%	12/29/2026	113,838	111,902	113,268	0.88
Prodege International Holdings, LLC (4)(7)(10)	L +	5.75%	6.50%	12/15/2027	491,000	479,825	479,737	3.73
Shutterfly, LLC (4)(10)	L +	5.00%	5.75%	9/25/2026	160,969	159,357	159,761	1.24
Wireless Vision, LLC (4)(11)	L +	5.50%	6.50%	12/30/2025	22,715	22,715	22,715	0.18

						773,799	775,483	6.03
IT Services
Ahead DB Holdings, LLC (5)(10)	L +	3.75%	4.50%	10/18/2027	2,596	2,609	2,603	0.02
AI Altius Bidco, Inc. (4)(5)(6)(7)(10)	L +	5.50%	6.25%	12/1/2028	144,577	141,353	141,338	1.10
AI Altius Bidco, Inc. (4)(6)(7)(8)	9.75%		9.75%	12/1/2028	21,205	20,571	20,568	0.16
Dcert Buyer, Inc. (8)	L +	4.00%	4.10%	10/16/2026	13,244	13,263	13,236	0.10
Endurance International Group Holdings, Inc. (10)	L +	3.50%	4.25%	2/10/2028	31,555	31,393	31,333	0.24
Ensono Holdings, LLC (10)	L +	4.00%	4.75%	5/19/2028	41,033	40,949	41,054	0.32
Inovalon Holdings, Inc. (4)(7)(10)	L +	5.75%	6.50%	11/24/2028	931,793	907,468	907,254	7.06
Park Place Technologies, LLC (4)(11)	L +	5.00%	6.00%	11/10/2027	40,362	39,483	40,370	0.31
Razor Holdco, LLC (4)(10)	L +	5.75%	6.50%	10/25/2027	191,200	187,495	187,376	1.46
Red River Technology, LLC (4)(7)(11)	L +	6.00%	7.00%	5/26/2027	150,822	148,448	145,920	1.14
Sabre GLBL, Inc. (6)(9)	L +	3.50%	4.00%	12/17/2027	12,227	12,197	12,089	0.09
TierPoint, LLC (10)	L +	3.75%	4.50%	5/6/2026	19,767	19,658	19,800	0.15
Turing Holdco, Inc. (4)(6)(7)(8)	L +	6.00%	6.13%	8/3/2028	28,975	30,407	30,009	0.23
Virtusa Corp. (10)	L +	3.75%	4.50%	2/11/2028	19,367	19,370	19,452	0.15

						1,614,663	1,612,403	12.53
Leisure Products
Alterra Mountain Company (9)	L +	3.50%	4.00%	8/17/2028	4,988	5,003	4,988	0.04
Lew’s Intermediate Holdings, LLC (4)(10)	L +	5.00%	5.75%	1/26/2028	26,202	25,972	26,136	0.20
Lucky Bucks, LLC (6)(10)	L +	5.50%	6.25%	7/21/2027	58,000	56,906	57,130	0.44
Recess Holdings, Inc. (11)	L +	3.75%	4.75%	9/30/2024	19,824	19,800	19,768	0.15

						107,681	108,022	0.83
Life Sciences Tools & Services
Cambrex Corp. (10)	L +	3.50%	4.25%	12/4/2026	15,136	15,199	15,169	0.12
Curia Global, Inc. (10)	L +	3.75%	4.50%	8/30/2026	32,868	32,900	32,950	0.26
LSCS Holdings, Inc. (9)	L +	4.50%	5.00%	12/16/2028	15,748	15,664	15,772	0.12
Maravai Intermediate Holdings, LLC (6)(11)	L +	3.75%	4.75%	10/19/2027	1,978	2,000	1,989	0.02
Packaging Coordinators Midco, Inc. (10)	L +	3.75%	4.50%	11/30/2027	10,694	10,683	10,707	0.08

						76,446	76,588	0.60
Machinery
Apex Tool Group, LLC (12)	L +	5.50%	6.75%	8/1/2024	70,120	70,206	68,987	0.54
ASP Blade Holdings, Inc. (9)	L +	4.00%	4.50%	10/13/2028	5,000	4,973	5,006	0.04
MHE Intermediate Holdings, LLC (4)(5)(7)(11)	L +	5.75%	6.75%	7/21/2027	9,912	9,709	9,700	0.08
Phoenix Services Merger Sub, LLC (11)	L +	3.75%	4.75%	3/1/2025	5,938	5,917	5,907	0.05

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Machinery (continued)
Pro Mach Group, Inc. (7)(11)	L +	4.00%	5.00%	8/31/2028	$16,527	$16,505	$16,614	0.13%

						107,311	106,214	0.84
Marine
Armada Parent, Inc. (4)(7)(10)	L +	5.75%	6.50%	10/29/2027	227,250	222,139	221,985	1.73
Media
Altice Financing S.A. (5)(6)(8)		5.75%	5.75%	8/15/2029	994	1,004	986	0.01
Digital Media Solutions, LLC (6)(10)	L +	5.00%	5.75%	5/24/2026	32,818	32,093	32,633	0.25
McGraw-Hill Education, Inc. (9)	L +	4.75%	5.25%	7/28/2028	28,790	28,514	28,704	0.22
Radiate Holdco, LLC (10)	L +	3.25%	4.00%	9/25/2026	27,000	26,934	26,944	0.21
Terrier Media Buyer, Inc. (8)	L +	3.50%	3.60%	12/17/2026	4,697	4,697	4,681	0.04
Univision Communications, Inc. (10)	L +	3.25%	4.00%	3/15/2026	14,860	14,838	14,912	0.12

						108,079	108,860	0.85
Metals & Mining
American Rock Salt Company, LLC (10)	L +	4.00%	4.75%	6/4/2028	20,895	20,877	20,869	0.16
SCIH Salt Holdings, Inc. (10)	L +	4.00%	4.75%	3/16/2027	29,854	29,802	29,612	0.23

						50,679	50,481	0.39
Oil, Gas & Consumable Fuels
Eagle Midstream Canada Finance, Inc. (4)(6)(13)	L +	6.25%	7.75%	11/26/2024	36,013	35,593	36,013	0.28
Freeport LNG Investments, LLLP (9)	L +	3.50%	4.00%	12/21/2028	4,230	4,190	4,195	0.03
Lucid Energy Group II Borrower, LLC (6)(10)	L +	4.25%	5.00%	11/24/2028	14,988	14,839	14,830	0.12

						54,622	55,038	0.43
Paper & Forest Products
Profile Products, LLC (4)(7)(10)	L +	5.50%	6.25%	11/12/2027	115,420	112,583	112,517	0.88
Pharmaceuticals
ANI Pharmaceuticals, Inc. (6)(10)	L +	6.00%	6.75%	4/27/2028	38,680	37,831	38,857	0.30
Jazz Pharmaceuticals, Inc. (6)(9)	L +	3.50%	4.00%	4/21/2028	5,985	5,957	6,015	0.05
Sharp Midco, LLC (4)(9)	L +	4.00%	4.50%	12/14/2028	5,323	5,309	5,329	0.04

						49,097	50,201	0.39
Professional Services
ALKU, LLC (4)(10)	L +	5.25%	6.00%	3/1/2028	164,239	162,776	163,418	1.27
Aqgen Island Holdings, Inc. (9)	L +	3.50%	4.00%	5/20/2028	34,000	33,854	33,915	0.26
Armor Holdco, Inc. (6)(9)	L +	4.50%	5.00%	12/11/2028	3,636	3,600	3,653	0.03
Ascend Performance Materials Operations, LLC (10)	L +	4.75%	5.50%	8/27/2026	4,962	5,034	4,998	0.04
BMC Acquisition, Inc. (11)	L +	5.25%	6.25%	12/28/2024	4,717	4,704	4,699	0.04
BPPH2 Limited (4)(6)(8)	S +	6.75%	6.92%	3/2/2028	40,700	54,988	55,653	0.43
Camelot US Acquisition, LLC (5)(6)(11)	L +	3.00%	4.00%	10/30/2026	4,950	4,967	4,953	0.04
Cast & Crew Payroll, LLC (8)	L +	3.50%	3.60%	2/9/2026	1,985	1,965	1,987	0.02
Cast & Crew Payroll, LLC (9)	L +	3.75%	4.25%	12/9/2028	5,000	4,988	5,009	0.04
CFGI Holdings, LLC (4)(6)(7)(10)	L +	5.25%	6.00%	11/1/2027	145,825	142,379	142,282	1.11
Claims Automation Intermediate 2, LLC (4)(7)(10)	L +	4.75%	5.50%	12/16/2027	45,833	43,702	43,686	0.34
Clearview Buyer, Inc. (4)(7)(10)	L +	5.25%	6.00%	8/26/2027	156,053	152,720	152,520	1.19
Deerfield Dakota Holding, LLC (11)	L +	3.75%	4.75%	4/9/2027	21,998	22,078	22,051	0.17
Emerald US, Inc. (6)(8)	L +	3.25%	3.47%	7/12/2028	3,929	3,925	3,912	0.03
Guidehouse LLP (4)(7)(10)	L +	5.50%	6.25%	10/16/2028	1,210,823	1,199,067	1,198,715	9.33

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Professional Services (continued)
HIG Orca Acquisition Holdings, Inc. (4)(7)(11)	L +	6.00%	7.00%	8/17/2027	$100,569	$98,500	$98,282	0.76%
IG Investments Holdings, LLC (4)(7)(10)	L +	6.00%	6.75%	9/22/2028	596,565	584,680	592,797	4.61
Inmar, Inc. (11)	L +	4.00%	5.00%	5/1/2024	16,004	15,992	16,012	0.12
Kaufman Hall & Associates, LLC (4)(7)(10)	L +	5.50%	6.25%	12/14/2028	78,000	76,254	76,242	0.59
Kwor Acquisition, Inc. (4)(7)(10)	L +	5.25%	6.00%	12/22/2028	89,024	87,530	87,524	0.68
Material Holdings, LLC (4)(7)(10)	L +	5.75%	6.50%	8/19/2027	246,741	241,860	241,539	1.88
Minotaur Acquisition, Inc. (8)	L +	4.75%	4.85%	3/27/2026	18,566	18,560	18,496	0.14
National Intergovernmental Purchasing Alliance Co. (8)	L +	3.50%	3.72%	5/23/2025	5,032	5,010	5,009	0.04
Sherlock Buyer Corp. (4)(7)(8)	L +	5.75%	5.75%	12/8/2028	34,551	33,668	33,660	0.26
Trans Union, LLC (9)	L +	2.25%	2.75%	12/1/2028	8,119	8,098	8,108	0.06
Trinity Air Consultants Holdings Corp. (4)(7)(10)	L +	5.25%	6.00%	6/29/2027	147,943	144,779	144,486	1.12
Trinity Partners Holdings, LLC (4)(7)(10)	L +	5.75%	6.50%	12/21/2028	367,966	359,553	359,517	2.80
VT Topco, Inc. (7)(10)	L +	3.75%	4.50%	8/1/2025	14,552	14,469	14,556	0.11
West Monroe Partners, LLC (4)(7)(10)	L +	5.50%	6.25%	11/8/2028	735,429	721,023	720,229	5.60

						4,250,725	4,257,909	33.11
Real Estate Management & Development
Cumming Group, Inc. (4)(7)(11)	L +	5.75%	6.75%	5/26/2027	135,721	132,398	135,243	1.05
McCarthy & Stone PLC (5)(6)(8)		7.00%	7.00%	12/16/2025	£20,000	28,004	26,936	0.21
Progress Residential PM Holdings, LLC (4)(7)(10)	L +	6.25%	7.00%	2/16/2028	70,324	68,756	71,027	0.55

						229,158	233,206	1.81
Road & Rail
Gruden Acquisition, Inc. (4)(7)(11)	L +	5.25%	6.25%	7/1/2028	78,593	76,447	76,286	0.59
Software
2U, Inc. (6)(10)	L +	5.75%	6.50%	11/30/2024	76,224	75,188	76,033	0.59
Apex Group Treasury, LLC (6)(9)	L +	3.75%	4.25%	7/27/2028	18,393	18,341	18,387	0.14
Apttus Corp. (10)	L +	4.25%	5.00%	4/27/2028	13,467	13,475	13,517	0.11
AxiomSL Group, Inc. (4)(7)(11)	L +	6.00%	7.00%	12/3/2027	79,013	77,385	77,203	0.60
Belfor Holdings, Inc. (4)(8)	L +	3.75%	3.85%	4/6/2026	4,962	4,980	4,974	0.04
Boxer Parent Company, Inc. (8)	L +	3.75%	3.97%	10/2/2025	11,997	11,996	11,937	0.09
Brave Parent Holdings, Inc. (8)	L +	4.00%	4.10%	4/18/2025	2,977	2,978	2,976	0.02
Byjus Alpha, Inc. (6)(10)	L +	5.50%	6.25%	11/5/2026	50,000	49,229	50,729	0.39
Cloudera, Inc. (9)	L +	3.75%	4.25%	8/9/2028	23,556	23,328	23,523	0.18
Connatix Buyer, Inc. (4)(7)(10)	L +	5.50%	6.25%	7/14/2027	113,154	110,466	110,238	0.86
CoreLogic, Inc. (9)	L +	3.50%	4.00%	6/2/2028	14,529	14,480	14,536	0.11
Cornerstone OnDemand, Inc. (9)	L +	3.75%	4.25%	10/16/2028	9,836	9,788	9,820	0.08
Delta Topco, Inc. (10)	L +	3.75%	4.50%	12/1/2027	22,388	22,475	22,440	0.17
Diligent Corporation (4)(11)	L +	5.75%	6.75%	8/4/2025	89,325	88,292	88,655	0.69
ECI Macola Max Holding, LLC (6)(10)	L +	3.75%	4.50%	11/9/2027	30,011	30,072	30,063	0.23
EP Purchaser, LLC (9)	L +	3.50%	4.00%	11/6/2028	6,947	6,918	6,959	0.05
Epicor Software Corp. (10)	L +	3.25%	4.00%	7/30/2027	9,037	9,060	9,041	0.07
Episerver, Inc. (4)(7)(11)	L +	5.50%	6.50%	4/9/2026	25,356	24,884	24,765	0.19
Experity, Inc. (4)(7)(10)	L +	5.50%	6.25%	7/22/2027	76,743	75,165	75,038	0.58
Flexera Software, LLC (10)	L +	3.75%	4.50%	1/26/2028	16,393	16,426	16,425	0.13
GI Consilio Parent, LLC (7)(9)	L +	4.00%	4.50%	4/30/2028	19,192	18,478	19,016	0.15

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Gigamon Inc. (10)	L +	3.75%	4.50%	12/27/2024	$22,565	$22,603	$22,610	0.18%
GovernmentJobs.com, Inc. (4)(6)(7)(10)	L +	5.50%	6.25%	12/1/2028	145,966	142,065	142,025	1.10
GraphPAD Software, LLC (4)(7)(11)	L +	5.50%	6.50%	4/27/2027	35,804	35,270	35,318	0.27
Greeneden U.S. Holdings II, LLC (10)	L +	4.00%	4.75%	12/1/2027	34,775	34,908	34,938	0.27
HS Purchaser, LLC (10)	L +	4.00%	4.75%	11/19/2026	30,955	30,988	30,909	0.24
Hyland Software, Inc. (10)	L +	3.50%	4.25%	7/1/2024	23,314	23,362	23,431	0.18
Idera, Inc. (10)	L +	3.75%	4.50%	2/4/2028	41,607	41,506	41,626	0.32
Imperva, Inc. (11)	L +	4.00%	5.00%	1/12/2026	19,317	19,404	19,316	0.15
Imprivata, Inc. (9)	L +	3.50%	4.00%	12/1/2027	3,980	3,992	3,982	0.03
ION Trading Finance Ltd. (6)(8)	L +	4.75%	4.97%	3/26/2028	18,310	18,305	18,381	0.14
Ivanti Software, Inc. (10)	L +	4.00%	4.75%	12/1/2027	3,993	3,985	3,979	0.03
Ivanti Software, Inc. (11)	L +	4.75%	5.75%	12/1/2027	14,357	14,328	14,397	0.11
LD Lower Holdings, Inc. (4)(7)(11)	L +	6.50%	7.50%	2/8/2026	118,976	116,974	117,786	0.92
MA FinanceCom, LLC (6)(11)	L +	4.25%	5.25%	6/5/2025	4,936	4,999	5,013	0.04
Mandolin Technology Intermediate Holdings, Inc. (4)(7)(9)	L +	3.75%	4.25%	7/6/2028	78,300	77,094	77,018	0.60
Maverick Acquisition, Inc. (4)(5)(7)(11)	L +	6.00%	7.00%	6/1/2027	49,180	48,049	48,526	0.38
Maverick Acquisition, Inc. (5)(10)	L +	3.75%	4.50%	4/28/2028	17,000	16,922	17,032	0.13
Medallia, Inc. (4)(6)(10)	L +	6.75% PIK	7.50%	10/29/2028	677,068	663,808	663,527	5.16
Mic Glen, LLC (9)	L +	3.50%	4.00%	7/21/2028	4,011	3,991	3,990	0.03
Mobileum, Inc. (4)(11)	L +	4.75%	5.75%	8/12/2024	48,574	48,059	48,387	0.38
Monk Holding Co. (4)(7)(10)	L +	5.75%	6.50%	12/1/2027	92,268	89,502	89,533	0.70
MRI Software, LLC (7)(11)	L +	5.50%	6.50%	2/10/2026	13,261	13,185	13,244	0.10
Nintex Topco Limited (4)(6)(10)	L +	5.75%	6.50%	11/13/2028	655,025	642,181	641,925	4.99
Paya Holdings III, LLC (4)(5)(6)(7)(10)	L +	3.25%	4.00%	6/16/2028	9,476	9,314	9,433	0.07
Perforce Software, Inc. (8)	L +	3.75%	3.85%	7/1/2026	11,681	11,674	11,608	0.09
Project Alpha Intermediate Holding, Inc. (8)	L +	4.00%	4.11%	4/26/2024	23,781	23,846	23,848	0.19
Project Leopard Holdings, Inc. (11)	L +	4.75%	5.75%	7/7/2024	25,787	25,843	25,851	0.20
Quest Software US Holdings, Inc. (6)(8)	L +	4.25%	4.38%	5/16/2025	26,966	26,950	26,976	0.21
Relativity ODA, LLC (4)(7)(11)	L +	7.50% PIK	8.50%	5/12/2027	44,197	43,150	43,460	0.34
Rocket Software, Inc. (8)	L +	4.25%	4.35%	11/28/2025	14,840	14,864	14,780	0.11
Rocket Software, Inc. (9)	L +	4.25%	4.75%	11/28/2025	8,292	8,106	8,293	0.06
S2P Acquisition Borrower, Inc. (6)(8)	L +	4.00%	4.10%	8/14/2026	2,970	2,979	2,971	0.02
Sovos Compliance, LLC (6)(7)(9)	L +	4.50%	5.00%	7/29/2028	12,567	12,537	12,623	0.10
SpecialtyCare, Inc. (4)(7)(11)	L +	5.75%	6.75%	6/18/2028	69,276	67,114	67,858	0.53
Spitfire Parent, Inc. (4)(7)(11)	L +	5.50%	6.50%	3/11/2027	106,399	104,361	105,197	0.82
Spitfire Parent, Inc. (4)(11)	L +	5.50%	6.50%	3/11/2027	€19,403	23,040	21,844	0.17
Stamps.com, Inc. (4)(10)	L +	5.75%	6.50%	10/5/2028	860,712	844,090	843,498	6.56
Stamps.com, Inc. (4)(10)	L +	5.75%	6.50%	10/5/2028	10,123	9,922	9,921	0.08
Surf Holdings, LLC (6)(8)	L +	3.50%	3.69%	3/5/2027	6,445	6,449	6,404	0.05
Tegra118 Wealth Solutions, Inc. (8)	L +	4.00%	4.16%	2/18/2027	3,960	3,986	3,967	0.03
The NPD Group L.P. (4)(6)(7)(10)	L +	6.00%	6.75%	12/1/2028	694,734	678,130	677,922	5.27
The Ultimate Software Group, Inc. (9)	L +	3.25%	3.75%	5/4/2026	26,777	26,777	26,682	0.21
Triple Lift, Inc. (4)(7)(10)	L +	5.75%	6.50%	5/6/2028	90,545	88,645	89,354	0.70
University Support Services, LLC (9)	L +	3.25%	3.75%	7/17/2025	10,000	9,950	9,972	0.08
Veritas US, Inc. (6)(11)	L +	5.00%	6.00%	9/1/2025	21,534	21,699	21,561	0.17
Virgin Pulse, Inc. (10)	L +	4.00%	4.75%	4/6/2028	42,447	42,066	41,987	0.33

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Vision Solutions, Inc. (10)	L +	4.00%	4.75%	3/4/2028	$36,178	$36,013	$36,178	0.28%

						4,960,390	4,965,354	38.59
Specialty Retail
CustomInk, LLC (4)(11)	L +	6.21%	7.21%	5/3/2026	36,866	36,233	36,405	0.28
EG America, LLC (6)(9)	L +	4.25%	4.75%	3/10/2026	14,993	14,919	15,115	0.12
Petco Health & Wellness Co, Inc. (10)	L +	3.25%	4.00%	2/24/2028	4,899	4,887	4,899	0.04
PetSmart, Inc. (5)(10)	L +	3.75%	4.50%	2/11/2028	3,287	3,258	3,296	0.03
Runner Buyer, Inc. (10)	L +	5.50%	6.25%	10/20/2028	80,000	78,419	79,200	0.62

						137,715	138,916	1.09
Technology Hardware, Storage & Peripherals
Deliver Buyer, Inc. (8)	L +	5.00%	5.13%	5/1/2024	14,955	14,918	15,001	0.12
Lytx, Inc. (4)(11)	L +	6.75%	7.75%	2/28/2026	46,363	46,453	46,132	0.36

						61,370	61,133	0.48
Textiles, Apparel & Luxury Goods
Mad Engine Global, LLC (11)	L +	7.00%	8.00%	6/30/2027	26,831	26,204	26,429	0.21
S&S Holdings, LLC (9)	L +	5.00%	5.50%	3/4/2028	6,507	6,335	6,517	0.05

						32,540	32,946	0.26
Trading Companies & Distributors
Foundation Building Materials, Inc. (9)	L +	3.25%	3.75%	2/3/2028	4,975	4,956	4,947	0.04
LBM Acquisition, LLC (10)	L +	3.75%	4.50%	12/17/2027	34,953	34,839	34,694	0.27
Park River Holdings, Inc. (10)	L +	3.25%	4.00%	12/28/2027	35,482	34,625	35,205	0.27
Porcelain Acquisition Corp. (4)(7)(11)	L +	6.00%	7.00%	4/30/2027	71,334	68,594	68,732	0.53
Specialty Building Products Holdings, LLC (6)(9)	L +	3.75%	4.25%	10/15/2028	10,263	10,213	10,254	0.08
SRS Distribution, Inc. (9)	L +	3.75%	4.25%	6/4/2028	28,159	28,044	28,137	0.22
The Cook & Boardman Group, LLC (11)	L +	5.75%	6.75%	10/17/2025	68,817	67,235	67,131	0.52

						248,506	249,099	1.93
Transportation Infrastructure
AIT Worldwide Logistics Holdings, Inc. (10)	L +	4.75%	5.50%	3/31/2028	48,956	48,202	49,018	0.38
Atlas CC Acquisition Corp. (7)(10)	L +	4.25%	5.00%	4/28/2028	47,568	45,497	47,581	0.37
Capstone Logistics, LLC (7)(11)	L +	4.75%	5.75%	11/12/2027	22,459	22,524	22,511	0.18
First Student Bidco, Inc. (6)(9)	L +	3.00%	3.50%	7/21/2028	5,000	4,976	4,985	0.04
Frontline Road Safety, LLC (4)(7)(10)	L +	5.75%	6.50%	5/3/2027	136,605	134,176	131,482	1.02
Helix TS, LLC (4)(7)(10)	L +	5.75%	6.50%	8/4/2027	108,579	106,542	106,407	0.83
Liquid Tech Solutions Holdings, LLC (4)(10)	L +	4.75%	5.50%	3/19/2028	19,288	19,200	19,288	0.15
Roadsafe Holdings, Inc. (4)(7)(11)	L +	5.75%	6.75%	10/19/2027	90,519	88,772	89,465	0.70
Safety Borrower Holdings LP (4)(7)(11)	L +	5.75%	6.75%	9/1/2027	37,754	37,326	37,301	0.29
Sam Holding Co, Inc. (4)(7)(11)	L +	5.50%	6.50%	9/24/2027	153,220	149,468	149,290	1.16
Spireon, Inc. (4)(11)	L +	6.50%	7.50%	10/4/2024	42,624	42,624	42,624	0.33
TRP Infrastructure Services, LLC (4)(7)(11)	L +	5.50%	6.50%	7/9/2027	73,699	72,223	72,094	0.56

						771,529	772,045	6.01
Wireless Telecommunication Services
CCI Buyer, Inc. (10)	L +	3.75%	4.50%	12/17/2027	28,831	28,965	28,898	0.22

Total First Lien Debt						28,076,107	28,143,451	218.93

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
Second Lien Debt
Aerospace & Defense
Peraton Corp. (10)	L +	7.75%	8.50%	2/26/2029		$50,000	$49,310	$50,813	0.40%
Air Freight & Logistics
The Kenan Advantage Group, Inc. (4)(10)	L +	7.25%	8.00%	9/1/2027		33,015	32,355	32,974	0.26
Wwex Uni Topco Holdings, LLC (10)	L +	7.00%	7.75%	7/26/2029		33,000	32,544	33,144	0.26

							64,898	66,118	0.52
Chemicals
NIC Acquisition Corp. (10)	L +	7.75%	8.50%	12/29/2028		31,500	31,081	31,106	0.24
Commercial Services & Supplies
DG Investment Intermediate Holdings 2, Inc. (10)	L +	6.75%	7.50%	3/18/2029		29,464	29,331	29,538	0.23
USIC Holdings, Inc. (5)(10)	L +	6.50%	7.25%	5/7/2029		6,042	5,984	6,104	0.05

							35,314	35,641	0.28
Construction & Engineering
COP Home Services TopCo IV, Inc. (4)(11)	L +	8.75%	9.75%	12/31/2028		43,277	42,496	43,277	0.34
Thermostat Purchaser III, Inc. (4)(7)(10)	L +	7.25%	8.00%	8/24/2029		32,725	32,215	32,438	0.25

							74,711	75,714	0.59
Diversified Consumer Services
Pre-Paid Legal Services, Inc. (9)	L +	7.00%	7.50%	12/7/2029		25,000	24,750	24,985	0.19
Health Care Providers & Services
Canadian Hospital Specialties Ltd. (4)(6)(8)		8.50%	8.50%	4/15/2029	CAD	15,800	12,408	12,468	0.10
CD&R Artemis UK Bidco Ltd. (4)(6)(8)	S +	7.50%	7.50%	8/19/2029	GBP	80,340	101,796	100,908	0.78
Jayhawk Buyer, LLC (4)(11)	L +	8.75%	9.75%	10/15/2027		29,372	28,840	29,005	0.23

							143,044	142,381	1.11
Industrial Conglomerates
Victory Buyer, LLC (4)(9)	L +	7.00%	7.50%	11/1/2029		71,576	70,905	70,860	0.55
Insurance
Jones Deslauriers Insurance Management, Inc. (6)(7)(9)	C +	7.50%	8.00%	3/26/2029	CAD	30,259	23,498	24,296	0.19
IT Services
Dcert Buyer, Inc. (8)	L +	7.00%	7.10%	2/16/2029		44,277	44,381	44,462	0.35
Inovalon Holdings, Inc. (4)(5)(10)	L +	10.50% PIK	11.25%	11/24/2033		82,638	80,180	80,159	0.62

							124,562	124,621	0.97
Life Sciences Tools & Services
Curia Global, Inc. (4)(10)	L +	6.50%	7.25%	8/31/2029		83,824	82,217	82,147	0.64
LSCS Holdings, Inc. (9)	L +	8.00%	8.50%	11/30/2029		40,000	39,401	39,900	0.31
Phoenix Newco, Inc. (4)(9)	L +	6.50%	7.00%	11/15/2029		90,000	88,171	88,200	0.69

							209,789	210,247	1.64
Pharmaceuticals
Sharp Midco, LLC (4)(5)(9)	L +	7.25%	7.75%	12/31/2029		31,500	30,713	30,713	0.24

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt (continued)
Professional Services
Aqgen Island Holdings, Inc. (5)(9)	L +	6.50%	7.00%	5/4/2029	$28,238	$27,969	$28,388	0.22%
Deerfield Dakota Holding, LLC (10)	L +	6.75%	7.50%	4/7/2028	19,650	19,561	20,080	0.16
VT Topco, Inc. (4)(10)	L +	6.75%	7.50%	7/31/2026	25,000	24,827	25,125	0.20

						72,358	73,593	0.58
Software
Apex Group Treasury, LLC (4)(6)(9)	L +	6.75%	7.25%	7/27/2029	20,000	19,809	20,300	0.16
Celestial Saturn Parent, Inc. (9)	L +	6.50%	7.00%	4/13/2029	113,488	112,432	114,837	0.89
Cloudera, Inc. (9)	L +	6.00%	6.50%	8/9/2029	58,000	57,714	58,145	0.45
HS Purchaser, LLC (10)	L +	6.75%	7.50%	11/19/2027	71,000	71,128	71,030	0.55
Idera, Inc. (4)(10)	L +	6.75%	7.50%	2/4/2029	30,331	30,229	30,407	0.24
Mandolin Technology Intermediate Holdings, Inc. (4)(9)	L +	6.50%	7.00%	7/6/2029	31,950	31,529	31,471	0.24
Maverick Acquisition, Inc. (4)(10)	L +	6.75%	7.50%	4/28/2029	17,000	16,922	17,085	0.13
Mic Glen, LLC (9)	L +	6.75%	7.25%	6/22/2029	19,000	18,941	19,079	0.15
Proofpoint, Inc. (5)(9)	L +	6.25%	6.75%	6/8/2029	95,000	94,541	96,306	0.75
Quest Software US Holdings, Inc. (5)(6)(8)	L +	8.25%	8.38%	5/18/2026	11,098	11,103	11,113	0.09
Symphony Technology Group (10)	L +	8.25%	9.00%	5/3/2029	81,667	80,397	81,335	0.63
Virgin Pulse, Inc. (4)(10)	L +	7.25%	8.00%	3/30/2029	29,000	28,835	28,746	0.22
Vision Solutions, Inc. (5)(10)	L +	7.25%	8.00%	3/4/2029	107,950	107,130	108,119	0.84

						680,709	687,973	5.34
Trading Companies & Distributors
Icebox Holdco III, Inc. (9)	L +	6.75%	7.25%	12/16/2029	22,500	22,275	22,599	0.18
Transportation Infrastructure
Atlas CC Acquisition Corp. (4)(5)(10)	L +	7.63%	8.38%	5/25/2029	44,520	43,903	43,852	0.34
Drive Chassis Holdco, LLC (8)	L +	6.75%	6.87%	4/10/2026	97,751	97,837	98,362	0.77

						141,740	142,214	1.11

Total Second Lien Debt						1,799,656	1,813,872	14.11

Structured Finance Obligations
522 Funding CLO 2020-6, Ltd. (4)(5)(6)(8)	L +	6.50%	6.50%	10/23/2034	3,000	3,000	2,971	0.02
AIMCO CLO Series 2015-A (5)(6)(8)	L +	6.60%	6.72%	10/17/2034	7,450	7,450	7,441	0.06
Apidos CLO XXXIII (5)(6)(8)	L +	6.35%	6.57%	10/24/2034	5,000	4,951	4,972	0.04
Apidos CLO XXXVI, LLC (4)(5)(6)(8)	L +	5.95%	6.14%	7/20/2034	8,500	8,500	8,424	0.07
Ares LXI CLO, Ltd. (4)(5)(6)(8)	L +	6.25%	6.47%	10/20/2034	7,750	7,750	7,749	0.06
Ares LXII CLO, Ltd. (4)(5)(6)(8)	L +	6.50%	6.50%	1/25/2034	9,000	9,000	8,998	0.07
Ares XXVII CLO, Ltd. (5)(6)(8)	L +	6.75%	6.88%	10/20/2034	7,000	6,931	6,964	0.05
Balboa Bay Loan Funding 2021-2, Ltd. (4)(5)(6)(8)	L +	6.60%	6.77%	1/20/2035	7,000	6,930	6,965	0.05
Barings CLO, Ltd. (4)(5)(6)(8)	L +	6.25%	6.41%	7/15/2034	6,000	6,000	5,999	0.05
Barings CLO, Ltd. (4)(5)(6)(8)	L +	6.65%	6.65%	1/18/2035	7,200	7,200	7,200	0.06
Benefit Street Partners CLO XXI (4)(5)(6)(8)	L +	6.75%	6.92%	7/15/2034	9,500	9,469	9,411	0.07
Carlyle US CLO 2020-1, Ltd. (4)(5)(6)(8)	L +	6.25%	6.38%	7/20/2034	7,000	7,000	6,859	0.05
Carval CLO V-C, LTD. (4)(5)(6)(8)	L +	6.75%	6.75%	10/15/2034	8,000	7,920	7,920	0.06

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations (continued)
CIFC Funding 2019-III, Ltd. (4)(5)(6)(8)	L +	6.80%	6.98%	10/16/2034	$8,000	$8,000	$7,991	0.06%
Dryden 95 CLO, Ltd. (4)(5)(6)(8)	L +	6.15%	6.35%	8/20/2034	8,000	8,000	7,955	0.06
Elmwood CLO III, Ltd. (4)(5)(6)(8)	L +	6.50%	6.62%	10/20/2034	3,500	3,500	3,481	0.03
Elmwood CLO VI, Ltd. (5)(6)(8)	L +	6.50%	6.62%	10/20/2034	4,000	4,000	3,978	0.03
Flatiron RR CLO 22, LLC (5)(6)(8)	L +	6.20%	6.34%	10/15/2034	5,000	5,000	4,957	0.04
Fort Washington CLO 2021-2, Ltd. (4)(5)(6)(8)	L +	6.61%	6.81%	10/20/2034	12,000	11,883	11,808	0.09
Galaxy XXV CLO, Ltd. (4)(5)(6)(8)	L +	5.95%	6.16%	10/25/2031	4,000	3,943	3,966	0.03
Goldentree Loan Management US Clo 8 Ltd. (4)(5)(6)(8)	L +	6.15%	6.32%	10/20/2034	6,200	6,200	6,122	0.05
Gulf Stream Meridian 5, Ltd. (4)(5)(6)(8)	L +	6.33%	6.45%	7/15/2034	3,500	3,487	3,475	0.03
Halseypoint Clo 5, Ltd. (4)(5)(6)(8)	L +	6.95%	6.95%	1/30/2035	9,500	9,310	9,310	0.07
Jamestown CLO XIV, Ltd. (5)(6)(8)	L +	7.20%	7.33%	10/20/2034	10,000	9,802	9,851	0.08
Kayne CLO III, Ltd. (4)(5)(6)(8)	L +	6.50%	6.62%	4/15/2032	5,000	5,009	4,998	0.04
Morgan Stanley Eaton Vance Clo 2021-1, Ltd. (5)(6)(8)	L +	6.75%	6.90%	10/20/2034	6,500	6,500	6,493	0.05
Neuberger Berman Loan Advisers CLO 38, Ltd. (5)(6)(8)	L +	6.25%	6.38%	10/20/2035	11,000	11,000	10,906	0.08
OCP CLO 2021-22, Ltd. (4)(5)(6)(8)	L +	6.60%	6.77%	12/2/2034	7,500	7,500	7,500	0.06
Octagon Investment Partners 41, Ltd. (5)(6)(8)	L +	7.13%	7.25%	10/15/2033	5,000	4,976	4,988	0.04
Palmer Square CLO 2019-1, Ltd. (4)(5)(6)(8)	L +	6.50%	6.50%	11/14/2034	12,000	12,000	12,000	0.09
Post CLO 2021-1, Ltd. (4)(5)(6)(8)	L +	6.45%	6.65%	10/15/2034	6,000	6,000	6,000	0.05
PPM CLO 2, Ltd. (4)(5)(6)(8)	L +	6.55%	6.67%	4/16/2032	5,000	5,008	4,976	0.04
PPM CLO 4, Ltd. (5)(6)(8)	L +	6.50%	6.62%	10/18/2034	8,775	8,775	8,753	0.07
PPM CLO 5, Ltd. (5)(6)(8)	L +	6.50%	6.63%	10/18/2034	4,800	4,800	4,788	0.04
Rad CLO 14, Ltd. (4)(5)(6)(8)	L +	6.50%	6.50%	1/15/2035	6,750	6,750	6,750	0.05
Rockford Tower CLO 2021-3, Ltd. (5)(6)(8)	L +	6.72%	6.85%	10/20/2034	4,000	3,941	3,942	0.03
RR 19, Ltd. (5)(6)(8)	L +	6.50%	6.65%	10/15/2035	3,000	3,000	2,985	0.02
Sound Point CLO XXVII, Ltd. (4)(5)(6)(8)	L +	6.56%	6.69%	10/25/2034	6,900	6,764	6,672	0.05
Trestles Clo IV, Ltd. (4)(5)(6)(8)	L +	6.25%	6.40%	7/21/2034	8,000	8,000	8,000	0.06
Vibrant CLO XII, Ltd. (4)(5)(6)(8)	L +	7.11%	7.33%	1/20/2034	2,875	2,849	2,847	0.02
Vibrant CLO XIII, Ltd. (4)(5)(6)(8)	L +	7.06%	7.23%	7/15/2034	6,250	6,190	6,202	0.05
Voya CLO 2019-4, Ltd. (4)(5)(6)(8)	L +	6.71%	6.71%	1/15/2035	8,250	8,085	8,085	0.06
Voya CLO 2020-2, Ltd. (4)(5)(6)(8)	L +	6.40%	6.52%	7/19/2034	5,000	4,901	4,959	0.04

Total Structured Finance Obligations						287,275	286,610	2.23

Unsecured Debt
IT Services
Endurance International Group Holdings, Inc. (5)(8)	6.00%		6.00%	2/15/2029	6,272	6,061	5,842	0.05

Total Unsecured Debt						6,061	5,842	0.05

Equity
Aerospace & Defense
Corfin Holdco, Inc. - Common Stock (4)					52,143	125	233	0.00
Loar Acquisition 13, LLC - Common Units (4)					2,890,586	4,336	4,885	0.04

						4,461	5,118	0.04

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
Air Freight & Logistics
AGI Group Holdings LP - A2 Units (4)				$1,674	$1,674	$1,802	0.01%
Mode Holdings, L.P. - Class A-2 Common Units (4)				1,076,923	1,077	1,938	0.02

					2,751	3,741	0.03
Distributors
Box Co-Invest Blocker, LLC (4)				3,308,320	3,308	3,308	0.03
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests (4)				29,194,330	28,735	33,787	0.26
Deneb Ultimate Topco, LLC - Class A Units (4)				4,060	4,060	4,060	0.03

					32,795	37,846	0.29
Diversified Telecommunication Services
Point Broadband Holdings, LLC - Class A Units (4)				12,870	10,915	10,915	0.08
Point Broadband Holdings, LLC - Class B Units (4)				685,760	1,955	1,954	0.02

					12,870	12,869	0.10
Health Care Equipment & Supplies
GCX Corporation Group Holdings, L.P. - Class A-2 Units (4)				4,500	4,500	4,500	0.04
Health Care Providers & Services
CD&R Artemis Holdco 2 Limited - Preferred Shares (4)(6)				33,000,000	43,662	44,916	0.35
CD&R Ulysses Equity Holdings, L.P. - Common Shares (4)(6)				6,000,000	6,090	6,120	0.05
Jayhawk Holdings, LP - A-1 Common Units (4)				12,472	2,220	3,279	0.03
Jayhawk Holdings, LP - A-2 Common Units (4)				6,716	1,195	1,766	0.01

					53,167	56,080	0.44
IT Services
NC Ocala Co-Invest Beta, L.P. - LP Interest (4)				25,687,196	25,687	25,687	0.20
Professional Services
Guidehouse Holding Corp. - Preferred Equity (4)				54,010	52,935	55,230	0.43
OHCP V TC COI, LP. - LP Interest (4)				6,500,000	6,500	6,500	0.05

					59,435	61,730	0.48
Software
Connatix Parent, LLC - Class L Common Units (4)				126,136	1,388	1,388	0.01
Lobos Parent, Inc. - Series A Preferred Shares (4)(6)				45,090	43,963	44,327	0.34
Mandolin Technology Holdings, Inc. - Series A Preferred Shares (4)				31,950,000	30,992	32,417	0.25

					76,342	78,131	0.60

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
Transportation Infrastructure
Atlas Intermediate Holding LLC - Preferred Interest (4)				$34,238	$33,725	$35,950	0.28%
Frontline Road Safety Investments, LLC - Class A Common Units (4)				41,304	4,363	3,942	0.03
Ncp Helix Holdings, LLC. - Preferred Shares (4)				1,485,282	1,116	1,192	0.01

					39,204	41,084	0.32

Total Equity Investments					314,520	330,095	2.57

Total Investments - non-controlled/non-affiliated					30,483,619	30,579,871	237.89

Investments - non-controlled/affiliated
Equity
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP) - Class A Common Units (4)(14)					583	1,614	0.01

Total Equity					583	1,614	0.01

Total Investments — non-controlled/affiliated					583	1,614	0.01

Investments—controlled/affiliated
Equity
Diversified Financial Services
Specialty Lending Company LLC - LLC Interest (4)(5)(6)					212,400	212,400	1.65
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units (4)(14)					1,421	1,809	0.01

Total Equity					213,821	214,209	1.66

Total Investments— controlled /affiliated					213,821	214,209	1.66

Total Investment Portfolio					30,698,023	30,795,693	239.57

Cash and Cash Equivalents
Other Cash and Cash Equivalents					617,986	617,986	4.81

Total Portfolio Investments, Cash and Cash Equivalents					$31,316,009	$31,413,679	244.38%

(1)

Unless otherwise indicated, issuers of debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount is presented for debt investments and the number of shares or units owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR” or “S”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

rate used and provided the spread and the interest rate in effect as of December 31, 2022. Variable rate loans typically include an interest reference rate floor feature.
(3)	The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with U.S. GAAP.
(4)

These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)

The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2021, non-qualifying assets represented 18.9% of total assets as calculated in accordance with regulatory requirements.

(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/non- affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt
ACI Group Holdings, Inc.	Delayed Draw Term Loan	8/2/2023	$74,169	$—
ACI Group Holdings, Inc.	Revolver	8/2/2027	21,482	(215)
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	5/7/2023	4,642	—
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	3,902	(78)
AI Altius Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	34,698	(347)
AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	12/13/2023	2,003	—
Albireo Energy, LLC	Delayed Draw Term Loan	6/23/2022	11,026	—
Alera Group, Inc.	Delayed Draw Term Loan	9/30/2028	41,129	—
Armada Parent, Inc.	Delayed Draw Term Loan	10/29/2023	22,500	(225)
Armada Parent, Inc.	Revolver	10/29/2027	24,750	—
Ascend Buyer, LLC	Revolver	9/30/2027	6,467	—
Atlas CC Acquisition Corp.	Delayed Draw Term Loan	5/26/2026	14,403	—
Atlas CC Acquisition Corp.	Revolver	5/26/2026	18,518	—
AxiomSL Group, Inc.	Delayed Draw Term Loan	12/3/2027	5,478	(110)
AxiomSL Group, Inc.	Revolver	12/3/2025	5,983	(120)
Barbri , Inc.	Delayed Draw Term Loan	4/28/2023	22,662	—
Bazaarvoice, Inc.	Delayed Draw Term Loan	11/7/2022	57,432	—
Bazaarvoice, Inc.	Revolver	5/7/2026	42,994	—
Benefytt Technologies, Inc.	Delayed Draw Term Loan	8/12/2023	26,865	(269)
Cambium Learning Group, Inc.	Revolver	7/20/2028	101,715	—
Canadian Hospital Specialties Ltd.	Delayed Draw Term Loan	4/14/2023	8,795	(166)
Canadian Hospital Specialties Ltd.	Revolver	4/14/2027	3,581	—
Capstone Logistics, LLC	Delayed Draw Term Loan	11/12/2027	1,350	—
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	91,739	(917)
CFGI Holdings, LLC	Delayed Draw Term Loan	11/2/2027	22,800	(228)
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments—non-controlled/non- affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt (continued)
Claims Automation Intermediate 2, LLC	Delayed Draw Term Loan	12/16/2027	$68,521	$(685)
Claims Automation Intermediate 2, LLC	Revolver	12/16/2027	27,271	(545)
Clearview Buyer, Inc.	Delayed Draw Term Loan	8/26/2024	33,015	—
Clearview Buyer, Inc.	Revolver	2/26/2027	4,043	—
Connatix Buyer, Inc.	Delayed Draw Term Loan	7/14/2023	32,700	(327)
Connatix Buyer, Inc.	Revolver	7/14/2027	16,294	—
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	7,664	—
Corfin Holdings, Inc.	Delayed Draw Term Loan	3/27/2022	40,892	—
CPI Holdco, LLC	Delayed Draw Term Loan	5/1/2023	78,721	—
CPI Holdco, LLC	Revolver	11/1/2026	28,928	(579)
Cumming Group, Inc.	Delayed Draw Term Loan	5/26/2027	51,930	(478)
Cumming Group, Inc.	Revolver	5/26/2027	21,499	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	3/12/2023	5,850	—
Dominion Colour Corporation	Delayed Draw Term Loan	5/6/2027	7,649	—
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2023	56,100	—
Engineered Stone Group Holdings III Ltd.	Delayed Draw Term Loan	11/22/2023	114,384	—
Episerver, Inc.	Delayed Draw Term Loan	4/9/2026	10,185	(153)
Episerver, Inc.	Revolver	4/9/2026	3,833	(57)
Experity, Inc.	Revolver	7/22/2027	8,532	(171)
Fencing Supply Group Acquisition, LLC	Delayed Draw Term Loan	2/26/2023	57,125	—
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2023	8,430	—
Foundation Risk Partners Corp.	Revolver	10/29/2027	9,529	(143)
Frontline Road Safety, LLC—A	Delayed Draw Term Loan	5/3/2027	5,129	—
Frontline Road Safety, LLC—B	Delayed Draw Term Loan	5/3/2022	39,526	—
Galway Borrower, LLC	Delayed Draw Term Loan	9/30/2023	3,958	—
Galway Borrower, LLC	Revolver	9/30/2027	2,113	(42)
GCX Corporation Buyer, LLC	Delayed Draw Term Loan	9/13/2023	67,500	—
Genuine Cable Group, LLC	Delayed Draw Term Loan	5/1/2023	5,911	—
GI Consilio Parent, LLC	Revolver	5/14/2026	6,300	—
GI Ranger Intermediate, LLC	Delayed Draw Term Loan	10/29/2023	18,000	(180)
GI Ranger Intermediate, LLC	Revolver	10/29/2027	10,800	(216)
Go Car Wash Management Corp.	Delayed Draw Term Loan	8/31/2023	50,861	—
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	62,600	—
GovernmentJobs.com, Inc.	Revolver	11/30/2027	19,764	(395)
GraphPAD Software, LLC	Delayed Draw Term Loan	4/27/2027	8,571	(86)
GraphPAD Software, LLC	Revolver	4/27/2027	2,832	—
Great Day Improvements, LLC	Revolver	12/28/2027	38,271	(765)
Gruden Acquisition, Inc.	Delayed Draw Term Loan	7/1/2023	10,283	—
Gruden Acquisition, Inc.	Revolver	7/1/2026	9,000	(225)
Guidehouse LLP	Revolver	10/15/2027	95,825	—

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments—non-controlled/non- affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt (continued)
Helix TS, LLC	Delayed Draw Term Loan	8/3/2023	$49,261	$—
HIG Orca Acquisition Holdings, Inc.	Delayed Draw Term Loan	8/17/2023	18,629	(186)
HIG Orca Acquisition Holdings, Inc.	Revolver	8/17/2027	4,442	—
High Street Buyer, Inc.	Delayed Draw Term Loan	4/16/2028	6,636	—
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	(84)
IG Investments Holdings, LLC	Revolver	9/22/2027	22,414	—
Inovalon Holdings, Inc	Delayed Draw Term Loan	6/24/2024	99,544	(1,244)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	7,318	—
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	7/9/2023	73,250	(549)
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	94,266	(943)
Java Buyer, Inc.	Revolver	12/15/2027	27,134	(543)
Jones Deslauriers Insurance Management, Inc.	Delayed Draw Term Loan	3/28/2022	12,385	—
Jones Deslauriers Insurance Management, Inc. (2nd Lien)	Delayed Draw Term Loan	3/28/2022	1,943	—
Kaufman Hall & Associates, LLC	Delayed Draw Term Loan	12/14/2023	19,840	(198)
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	18,452	(185)
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	6,824	—
KPSKY Acquisition, Inc.	Delayed Draw Term Loan	10/19/2023	10,688	—
Kwor Acquisition, Inc.	Revolver	12/22/2027	10,976	—
L&S Mechanical Acquisition, LLC	Delayed Draw Term Loan	9/1/2022	36,794	—
LD Lower Holdings, Inc.	Delayed Draw Term Loan	2/8/2023	19,979	—
Linquest Corp.	Delayed Draw Term Loan	1/27/2023	44,775	(448)
Mandolin Technology Intermediate Holdings, Inc.	Revolver	7/30/2026	10,800	(108)
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	26,764	—
Material Holdings, LLC	Delayed Draw Term Loan	8/19/2023	31,793	—
Material Holdings, LLC	Revolver	8/17/2027	13,353	—
Maverick Acquisition, Inc.	Delayed Draw Term Loan	6/1/2023	16,185	—
Metis Buyer, Inc.	Revolver	5/4/2026	4,725	—
MHE Intermediate Holdings, LLC	Delayed Draw Term Loan	7/21/2023	509	—
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	804	(16)
Mobileum, Inc.	Delayed Draw Term Loan	8/12/2024	26,377	—
Monk Holding Co.	Delayed Draw Term Loan	12/1/2023	42,074	—
MRI Software, LLC	Delayed Draw Term Loan	2/10/2026	8,316	—
MRI Software, LLC	Revolver	2/10/2026	673	—
National Mentor Holdings, Inc.	Delayed Draw Term Loan	2/18/2028	777	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	122,548	—

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments—non-controlled/non- affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt (continued)
NDC Acquisition Corp.	Revolver	3/9/2027	$3,211	$—
New Arclin US Holding Corp.	Delayed Draw Term Loan	3/30/2023	2,950	—
NMC Crimson Holdings, Inc.	Delayed Draw Term Loan	3/1/2023	31,400	(471)
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	12/1/2023	30,494	—
Paya Holdings III, LLC	Revolver	6/16/2028	3,375	—
Peak Utility Services Group, Inc.	Delayed Draw Term Loan	12/6/2028	7,200	—
PGIS Intermediate Holdings, LLC	Delayed Draw Term Loan	10/16/2028	24,646	(246)
PGIS Intermediate Holdings, LLC	Revolver	10/16/2028	6,274	(47)
Point Broadband Acquisition, LLC	Delayed Draw Term Loan	10/1/2023	73,003	(913)
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/30/2022	33,940	(997)
Pro Mach Group, Inc.	Delayed Draw Term Loan	8/31/2028	2,079	—
Prodege International Holdings, LLC	Delayed Draw Term Loan	12/15/2022	144,262	(1,443)
Profile Products, LLC	Delayed Draw Term Loan	11/12/2027	25,460	—
Profile Products, LLC	Revolver	11/12/2027	16,973	(339)
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	2/16/2022	16,623	—
Qualus Power Services Corp.	Delayed Draw Term Loan	3/26/2023	9,016	—
R1 Holdings, LLC	Delayed Draw Term Loan	4/19/2022	5,686	—
Radwell International, LLC	Delayed Draw Term Loan	7/13/2023	29,219	—
Radwell International, LLC	Revolver	7/13/2027	34,375	—
Red River Technology, LLC	Delayed Draw Term Loan	5/26/2023	47,832	—
Relativity ODA, LLC	Revolver	5/12/2027	4,937	(74)
Relay Purchaser, LLC	Revolver	8/30/2026	28,571	(286)
Reverb Buyer, Inc.	Delayed Draw Term Loan	11/1/2028	1,637	—
Roadsafe Holdings, Inc.	Delayed Draw Term Loan	10/19/2022	14,867	—
RSC Acquisition, Inc.	Delayed Draw Term Loan	10/30/2026	25,904	—
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	58,064	(581)
Safety Borrower Holdings LP	Delayed Draw Term Loan	9/1/2022	8,390	—
Safety Borrower Holdings LP	Revolver	9/1/2027	3,356	(34)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2023	44,400	—
Sam Holding Co, Inc.	Revolver	3/24/2027	24,000	(480)
SEKO Global Logistics Network, LLC	Delayed Draw Term Loan	12/30/2022	15,200	(228)
SEKO Global Logistics Network, LLC	Revolver	12/30/2026	4,080	—
SelectQuote, Inc.	Delayed Draw Term Loan	11/5/2024	58,933	—
Sherlock Buyer Corp.	Delayed Draw Term Loan	12/1/2028	11,177	(112)
Sherlock Buyer Corp.	Revolver	12/8/2027	4,445	—
Smile Doctors, LLC	Delayed Draw Term Loan	12/21/2023	68,380	—
Smile Doctors, LLC	Revolver	12/21/2027	49,461	—
Snoopy Bidco, Inc.	Delayed Draw Term Loan	6/1/2023	129,000	—
Sovos Compliance, LLC	Delayed Draw Term Loan	8/11/2028	2,170	—
SpecialtyCare, Inc.	Delayed Draw Term Loan	6/18/2023	7,139	(18)
SpecialtyCare, Inc.	Revolver	6/18/2026	5,935	—

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

Investments—non-controlled/non- affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt (continued)
Spitfire Parent, Inc.	Delayed Draw Term Loan	9/4/2022	$13,833	$—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	45,312	(453)
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	22,501	(450)
Tailwind Colony Holding Corporation	Delayed Draw Term Loan	2/10/2022	6,519	—
Tennessee Bidco Limited	Delayed Draw Term Loan	8/3/2028	102,901	—
The Action Environmental Group, Inc	Delayed Draw Term Loan	1/16/2026	8,518	—
The GI Alliance Management, LLC	Delayed Draw Term Loan	2/5/2023	65,222	—
The NPD Group L.P.	Revolver	12/1/2027	52,471	(487)
Therapy Brands Holdings, LLC	Delayed Draw Term Loan	5/18/2028	1,627	—
Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	8/31/2028	7,481	—
Thermostat Purchaser III, Inc.	Revolver	8/31/2026	8,125	—
Thermostat Purchaser III, Inc. (2nd Lien)	Delayed Draw Term Loan	8/31/2023	5,600	—
Trident TPI Holdings, Inc.	Delayed Draw Term Loan	9/15/2028	597	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/29/2023	44,729	—
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2027	2,556	—
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	12/21/2023	109,037	(1,090)
Triple Lift, Inc.	Revolver	5/6/2028	14,295	(286)
TRP Infrastructure Services, LLC	Delayed Draw Term Loan	1/9/2023	13,187	(132)
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	13,977	—
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	1/7/2022	49,353	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	12,932	(259)
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	188,572	—
West Monroe Partners, LLC	Revolver	11/9/2027	70,714	—
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	2,553	—
WHCG Purchaser III, Inc.	Delayed Draw Term Loan	6/22/2023	37,932	—
WHCG Purchaser III, Inc.	Revolver	6/22/2026	12,486	(250)
Specialty Lending Company LLC	LLC Interest		102,600	—

Total Unfunded Commitments			$4,870,500	$(22,301)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2021 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2021 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2021 was 1.00%.

Blackstone Private Credit Fund

Consolidated Schedule of Investments

December 31, 2021

(in thousands)

(12)	The interest rate floor on these investments as of December 31, 2021 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2021 was 1.50%.
(14)

Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2021, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair value as of December 31, 2020	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Fair value as of December 31, 2021	Dividend and Interest Income
Non-Controlled/Affiliated Investments
GSO DL Co-Invest EIS LP	$—	$583	$—	$1,031	$1,614	$—
Controlled/Affiliated Investments
Specialty Lending Company LLC	—	212,400	—	—	212,400	1,800
GSO DL Co-Invest CI LP	—	1,421	—	388	1,809	—

Total	$—	$214,404	$—	$1,419	$215,823	$1,800

ADDITIONAL INFORMATION

Foreign currency forward contract

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	USD 423,000	EUR 374,000	2/22/2022	$3,952

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund

Notes to Consolidated Financial Statements

(in thousands, except per share data, percentages and as otherwise noted)

Note 1. Organization

Blackstone Private Credit Fund (together with its consolidated subsidiaries “BCRED”or the “Company”), is a Delaware statutory trust formed on February 11, 2020, and structured as an externally managed, non-diversified, closed-end management investment company. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”). In addition, the Company has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”).

The Company is externally managed by Blackstone Credit BDC Advisors LLC (the “Adviser”) an affiliate of Blackstone Alternative Credit Advisers LP (the “Administrator” and, collectively with its affiliates in the credit-focused business of Blackstone Inc. (“Blackstone”), “Blackstone Credit,” which, for the avoidance of doubt, excludes Harvest Fund Advisors LLC and Blackstone Insurance Solutions). The Administrator provides certain administrative and other services necessary for the Company to operate pursuant to an administration agreement (the “Administration Agreement”). Blackstone Credit is part of the credit-focused platform of Blackstone and is the primary part of its “Credit & Insurance” reporting segment.

The Company was formed to invest primarily in originated loans and other securities, including broadly syndicated loans, of private U.S. companies. The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Under normal circumstances, the Company will invest at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). Under normal circumstances, the Company expects that the majority of its portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. companies through (i) first lien senior secured and unitranche loans and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans (for which the Company may serve as an anchor investor), club deals (generally investments made by a small group of investment firms) and other debt and equity securities (the investments described in this sentence, collectively, “Private Credit”). To a lesser extent, the Company may also dynamically invest in publicly traded securities of large corporate issuers (“Opportunistic Credit”). The Company expects that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for the Company’s share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.

The Company offers on a continuous basis up to $36.5 billion of common shares of beneficial interest (“Common Shares”) pursuant to an offering registered with the Securities and Exchange Commission (“SEC”). The Company offers to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The initial purchase price for the Common Shares was $25.00 per share. Thereafter, the purchase price per share for each class of Common Shares equals the net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. Blackstone Securities Partners L.P. (the “Intermediary Manager”) will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering. The Company also engages in private offerings of its Common Shares.

The Company accepted purchase orders and held investors’ funds in an interest-bearing escrow account until the Company received purchase orders for at least $100.0 million, excluding shares purchased by the Adviser, its affiliates and trustees and officers, in any combination of purchases of Class S shares, Class D shares and Class I shares, and the Company’s Board of Trustees (the “Board”) authorized the release of funds in the escrow account. As of January 7, 2021, the Company had satisfied the minimum offering requirement and commenced its operations after the Company’s Board had authorized the release of proceeds from escrow. As of such date, the Company issued and sold 32,560,141 shares (consisting of 2,750,840 Class S shares and 29,809,301 Class I shares at an offering price of $25.00 per share; no Class D shares were issued or sold as of such date), and the escrow agent released net proceeds of approximately $814.0 million to the Company as payment for such shares.

The year ended December 31, 2021, represents the period from January 7, 2021 (commencement of operations) to December 31, 2021.

Note 2. Significant Accounting Policies

Basis of Presentation

The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services –Investment Companies (“ASC 946”) issued by the Financial Accounting Standards Board (“FASB”).

The annual consolidated financial statements have been prepared in accordance with U.S. GAAP for annual financial information and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements for the periods presented have been included.

All intercompany balances and transactions have been eliminated.

Certain prior period information has been reclassified to conform to the current period presentation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Such amounts could differ from those estimates and such differences could be material. Assumptions and estimates regarding the valuation of investments involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results may ultimately differ from those estimates.

Consolidation

As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.

As of December 31, 2022, the Company’s consolidated subsidiaries were BCRED Bard Peak Funding, LLC (“Bard Peak Funding”), BCRED Bear Peak Funding LLC (“Bear Peak Funding”), BCRED Bison Peak Funding LLC (“Bison Peak Funding”), BCRED Blanca Peak Funding LLC “Blanca Peak Funding”), BCRED Borah Peak Funding LLC (“Borah Peak Funding”), BCRED Bushnell Peak Funding LLC (“Bushnell Peak Funding”), BCRED Castle Peak Funding LLC (“Castle Peak Funding”), BCRED Denali Peak Funding LLC (“Denali Peak Funding”), BCRED Gannett Peak Funding LLC, BCRED Granite Peak Funding LLC (“Granite Peak Funding”), BCRED Haydon Peak Funding LLC (“Haydon Peak Funding”), BCRED Jacque Peak

Funding LLC, BCRED Maroon Peak Funding LLC (“Maroon Peak Funding”), BCRED Meridian Peak Funding LLC (“Meridian Peak Funding”), BCRED Middle Peak Funding LLC (“Middle Peak Funding”), BCRED Monarch Peak Funding LLC (“Monarch Peak Funding”), BCRED Naomi Peak Funding LLC (“Naomi Peak Funding”), BCRED Summit Peak Funding LLC (“Summit Peak Funding”), BCRED Twin Peaks LLC (“Twin Peaks”), BCRED Windom Peak Funding LLC (“Windom Peak Funding”), BCRED BSL WH 2022-1 LLC (“2022-1 BSL WH”), BCRED Investments LLC, BCRED X Holdings LLC, BCRED BSL CLO 2021-1 Ltd., BCRED BSL CLO 2021-1, LLC, BCRED BSL CLO 2021-2, Ltd., BCRED BSL CLO 2021-2, LLC, BCRED BSL CLO 2022-1 Ltd., BCRED BSL CLO 2022-1 LLC, BCRED MML CLO 2021-1 LLC, BCRED MML CLO 2022-1 LLC, and BCRED MML CLO 2022-2 LLC.

As of December 31, 2021, the Company’s consolidated subsidiaries were BCRED Bard Peak Funding, LLC (“Bard Peak Funding”), BCRED Castle Peak Funding LLC (“Castle Peak Funding”), BCRED Denali Peak Funding LLC (“Denali Peak Funding”), BCRED Maroon Peak Funding LLC (“Maroon Peak Funding”), BCRED Twin Peaks LLC (“Twin Peaks”), BCRED Summit Peak Funding LLC (“Summit Peak Funding”), BCRED Bushnell Peak Funding LLC (“Bushnell Peak Funding”), BCRED Middle Peak Funding LLC (“Middle Peak Funding”) BCRED Granite Peak Funding LLC (“Granite Peak Funding”), BCRED Bison Peak Funding LLC (“Bison Peak Funding”), BCRED Blanca Peak Funding LLC (“Blanca Peak Funding”), BCRED Windom Peak Funding LLC (“Windom Peak Funding”), BCRED Monarch Peak Funding LLC (“Monarch Peak Funding”), BCRED Investments LLC, BCRED X Holdings LLC, BCRED BSL CLO 2021-1, LLC, BCRED BSL CLO 2021-2, LLC, and BCRED MML CLO 2021-1 LLC.

The Company does not consolidate its equity investment in Specialty Lending Company LLC (“SLC”). For further description of the Company’s investment in SLC, see Note 3 “Fees, Expenses, Agreements and Related Party Transactions.”

The Company does not consolidate its investments in the BCRED Emerald JV LP (“Emerald JV”) or BCRED Verdelite JV LP (“Verdelite JV”) joint ventures. For further description of the Company’s joint ventures, see “Note 11. Joint Ventures”.

Cash and Cash Equivalents and Restricted Cash

Cash and cash equivalents consist of demand deposits and highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with financial institutions and, at times, may exceed the Federal Deposit Insurance Corporation insured limit.

Restricted cash and cash equivalents and restricted foreign currencies include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash and cash equivalents and restricted foreign currencies are held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets.

Investments

Investment transactions are recorded on a trade date basis.

Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries, and is recorded within Net Realized gain (loss) on the Consolidated Statements of Operations.

The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period, and is recorded within Net unrealized appreciation (depreciation) on the Consolidated Statements of Operations.

Valuation of Investments

The Company is required to report its investments, including those for which current market values are not readily available, at fair value.

U.S. GAAP for an investment company requires investments to be recorded at fair value. The Company values its investments in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the 1940 Act.

Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the 1940 Act, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. The Company utilizes mid-market pricing (i.e., mid-point of average bid and ask prices) to value these investments. These market quotations are obtained from independent pricing services, if available; otherwise generally from at least two principal market makers or primary market dealers.

Where prices or inputs are not available or, in the judgment of the Board, not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. In the absence of observable, reliable market prices, the Company values its investments using various valuation methodologies applied on a consistent basis.

An enterprise value (“EV”) analysis is generally performed to determine the value of equity investments, control debt investments and non-control debt investments that are credit-impaired, and to determine if debt investments are credit impaired. The Adviser will generally utilize approaches including the market approach, the income approach or both approaches, as appropriate, when calculating EV. The primary method for determining EV for non-control investments, and control investments without reliable projections, uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) or another key financial metric (e.g. such as revenues, cash flows or net income) (“Performance Multiple”). Performance Multiples are typically determined based upon a review of publicly traded comparable companies and market comparable transactions, if any. The second method for determining EV (and primary method for control investments with reliable projections) uses a discounted cash flow analysis whereby future expected cash flows and the anticipated terminal value of the portfolio company are discounted to determine a present value using estimated discount rates. The income approach is generally used when the Adviser has visibility into the long term projected cash flows of a portfolio company.

If debt investments are credit-impaired, which occurs when there is insufficient coverage under the enterprise value analysis through the respective investment’s position in the capital structure, the Adviser generally uses the enterprise value “waterfall” approach or a recovery method (if a liquidation or restructuring is deemed likely) to determine fair value. For debt investments that are not determined to be credit-impaired, the Adviser generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar investments and risk profiles. The Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable. The fair value of loans with call protection is generally capped at par plus applicable prepayment premium in effect at the measurement date.

ASC 820 prioritizes the use of observable market prices derived from such prices. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

•

Level 1: Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

•

Level 2: Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

•

Level 3: Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include debt and equity investments in privately held entities, collateralized loan obligations (“CLOs”) and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurs.

The Company evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period, and these differences could be material. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. See “Item 7. Management’s Discussion and Analysis of Financial Conditions and Results of Operations—Critical Accounting Estimates.”

Receivables/Payables From Investments Sold/Purchased

Receivables/payables from investments sold/purchased consist of amounts receivable to or payable by the Company for transactions that have not settled at the reporting date.

Derivative Instruments

The Company recognizes all derivative instruments as assets or liabilities at fair value in its Consolidated Statements of Assets and Liabilities as Derivative assets at fair value and Derivative liabilities at fair value, respectively.

In the normal course of business, the Company has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Company’s derivative activity, it is generally not exchanged, but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management process.

From time to time, the Company may enter into forward currency contracts which is an obligation between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Company utilizes forward currency contracts to economically hedge the currency exposure associated with certain foreign-denominated debt issued by the Company. The use of forward currency contracts does not eliminate fluctuations in the price of the underlying debt the Company has, but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the exchange rates on the contract date and reporting date and are recorded as unrealized appreciation (depreciation). The fair value of the foreign currency forwards are included as Derivative assets at fair value or Derivative liabilities at fair value on the Company’s Consolidated Statements of Assets and Liabilities. Changes in the fair value of the foreign currency forwards are presented in realized gains (losses) and unrealized appreciation (depreciation) in the Consolidated Statements of Operations. Additionally, the Company uses interest rate swaps to mitigate interest rate risk associated with the Company’s fixed rate liabilities. The fair value of the interest rate swaps are included as a Derivative assets at fair value or Derivative liabilities at fair value on the Company’s Consolidated Statements of Assets and Liabilities. Changes in fair value of interest rate swaps entered into by the Company and not designated as hedging instruments are presented in realized gains (losses) and unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

The Company designated certain interest rate swaps as the hedging instrument in a qualifying fair value hedge accounting relationship, and therefore the change in fair value of the hedging instrument and hedged item are recorded in Interest expense and recognized as components of Interest expense in the Consolidated Statements of Operations. The change in fair value of the interest rate swap is offset by a change in the carrying value of the fixed rate debt.

The Company has elected to not offset derivative assets and derivative liabilities in its Consolidated Statements of Assets and Liabilities including for the cash collateral, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

Forward Purchase Agreement

The Company was party to a forward purchase agreement (the “Facility Agreement”, defined in Note 8) whereby it is obligated to purchase certain assets that were acquired by the Financing Provider, subject to certain contingencies.

Forward purchase agreements are recognized at fair value through current period gains or losses on the date on which the contract is entered into and are subsequently re-measured at fair value. All forward purchase agreements are carried as assets when fair value is positive and as liabilities when fair value is negative. A forward purchase agreement is derecognized when the obligation specified in the contract is discharged, canceled or expired.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.

The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations in translation of assets and liabilities in foreign currencies on the Consolidated Statements of Operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

Revenue Recognition

Interest Income

Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period. For the years ended December 31, 2022 and 2021, the Company recorded $3.3 million and $8.0 million, respectively, in non-recurring interest income (e.g. prepayment premiums, accelerated accretion of upfront loan origination fees, unamortized discounts, and ticking fees).

PIK Income

The Company has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in interest income in the Consolidated Statements of Operations. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through interest income. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to shareholders in the form of dividends, even though the Company has not yet collected cash.

Dividend Income

Dividend income on preferred equity securities and on the Company’s equity interest in its joint ventures are recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.

Fee Income

The Company may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication and other miscellaneous fees as well as fees for managerial assistance rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.

Non-Accrual Income

Loans are generally placed on non-accrual status when there is reasonable doubt whether principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

As of December 31, 2022 and 2021, one loan and zero loans in the portfolio were on non-accrual status, respectively.

Organization Expenses and Offering Expenses

Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.

Costs associated with the offering of the Company’s shares are capitalized as Deferred offering costs on the Consolidated Statements of Assets and Liabilities and amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s continuous offering.

Deferred Financing Costs and Debt Issuance Costs

Deferred financing and debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These expenses are deferred and amortized into interest expense over the life of the related debt instrument. Deferred financing costs related to revolving credit facilities are presented separately as an asset on the Company’s Statements of Assets and Liabilities. Debt issuance costs related to any issuance of installment debt or notes are presented net against the outstanding debt balance of the related security.

Income Taxes

The Company has elected to be treated as a BDC under the 1940 Act. The Company also has elected to be treated as a RIC under the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Company would represent obligations of the Company’s investors and would not be reflected in the consolidated financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.

To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to eliminate any entity level corporate income tax, the Company must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income.

In addition, based on the excise tax distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.

For the years ended December 31, 2022 and 2021, the Company incurred $1.0 million and $0.0 million, respectively, of U.S. federal excise tax.

Allocation of Income, Expenses, Gains and Losses

Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Distributions

To the extent that the Company has tax earnings and profits available, the Company intends to make monthly distributions to its shareholders. Distributions to shareholders are recorded on the record date. All distributions will be paid at the discretion of the Board and will depend on the Company’s earnings, financial condition, maintenance of the Company’s tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as the Board may deem relevant from time to time. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including distribution and shareholder servicing fees, if any.

Recent Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848)”, which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. The Company is currently evaluating the impact on its consolidated financial statements.

Note 3. Fees, Expenses, Agreements and Related Party Transactions

Investment Advisory Agreement

On October 5, 2020, the Company entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”), pursuant to which the Adviser manages the Company on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Company’s investments and monitoring its investments and portfolio companies on an ongoing basis.

The Investment Advisory Agreement is effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations. On May 2, 2022, the Investment Advisory Agreement was renewed and continued for an additional one-year period ending on May 31, 2023.

The Company pays the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. Substantial additional fees and expenses may also be charged by the Administrator to the Company, which is an affiliate of the Adviser. The Adviser agreed to waive the management fee and incentive fee based on income through July 7, 2021.

On August 2, 2022, the Company and the Adviser entered into an amended and restated investment advisory agreement (the “Amended and Restated Investment Advisory Agreement”), which was approved by the Board, including a majority of the Independent Trustees. The Amended and Restated Investment Advisory Agreement altered the Investment Advisory Agreement by removing certain “sunset” provisions that previously stated that certain requirements of the NASAA Omnibus Guidelines would no longer apply if the Company’s shares become “covered securities” within the meaning of Section 18 of the Securities Act of 1933, as amended, and amending certain undertakings provisions, including to clarify compliance with NASAA Omnibus Guidelines. No other changes were made to the Investment Advisory Agreement.

Base Management Fees

The management fee is payable monthly in arrears at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means the Company’s total assets less liabilities determined on a consolidated basis in accordance with U.S. GAAP. The management fee calculation will be prorated for any partial months, including the first calendar month in which the Company commenced operations.

For the years ended December 31, 2022 and 2021, base management fees were $259.9 million and $74.6 million, respectively, of which $— million and $18.2 million, respectively, were waived. As of December 31, 2022 and December 31, 2021, $73.4 million and $35.0 million, respectively, was payable to the Adviser relating to management fees.

Incentive Fees

The incentive fees consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. One component is based on income and the other component is based on capital gains, each as described below.

(i) Income based incentive fees

The first part of the incentive fee is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under an administration agreement entered into between the Company and the Administrator (“Administration Agreement”), and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).

The Company pays its Adviser an income based incentive fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•

100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” This “catch-up” is meant to provide the Adviser with approximately 12.5% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•	12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized).

These calculations are prorated for any period of less than three months, including the first quarter the Company commenced operations, and are adjusted for any share issuances or repurchases during the relevant quarter.

(ii) Capital gains incentive fees

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year in an amount equal to 12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP.

For the years ended December 31, 2022 and 2021, the Company accrued income based incentive fees of $288.9 million and $71.5 million, respectively, of which $— million and $14.9 million, respectively, were waived. As of December 31, 2022 and December 31, 2021, there was $94.1 million and $36.0 million, respectively, payable to the Adviser for income based incentive fees. For the years ended December 31, 2022 and 2021 the Company accrued capital gains incentive fees of $(15.1) million and $15.1 million, respectively.

Administration Agreement

On October 5, 2020, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator. Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of the Company’s other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Company’s Board, managing the payment of expenses, the payment of receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Company will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Company’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Company’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals at the Administrator that perform duties for the Company; and (iii) any internal audit group personnel of Blackstone or any of its affiliates, subject to the limitations described in Investment Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Administrator for any services performed for the Company by such affiliate or third party. The Administrator hired a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.

Unless earlier terminated as described below, the Administration Agreement is effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations. On May 2, 2022, the Administration Agreement was renewed and continued for an additional one-year period ending on May 31, 2023.

For the years ended December 31, 2022 and 2021, the Company incurred $5.8 million and $2.1 million, respectively, in expenses under the Administration Agreement, which were recorded in Administrative service expenses in the Company’s Consolidated Statements of Operations. As of December 31, 2022 and December 31, 2021, $1.9 million and $1.2 million, respectively, was unpaid and included in Due to affiliates in the Consolidated Statements of Assets and Liabilities, respectively.

Sub-Administration Agreement

On October 5, 2020, the Administrator entered into a sub-administration agreement (the “Sub-Administration Agreement”) with State Street Bank and Trust Company. The sub-administrator will receive compensation for its sub-administrative services under the Sub-Administration Agreement.

Intermediary Manager Agreement

On October 5, 2020, the Company entered into an intermediary manager agreement (the “Intermediary Manager Agreement”) with Blackstone Securities Partners L.P. (the “Intermediary Manager”), an affiliate of the Adviser. Pursuant to the Intermediary Manager Agreement, no upfront transaction fee will be paid with respect to Class S shares, Class D shares or Class I shares, however, if shareholders purchase Class S shares or Class D shares through certain financial intermediaries, they may directly charge shareholders transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Under the terms of the Intermediary Manager Agreement, the Intermediary Manager will serve as the intermediary manager for the Company’s public offering of its Common Shares. The Intermediary Manager will be entitled to receive shareholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.85% and 0.25% of the value of the Company’s net assets attributable to Class S and Class D shares, respectively, as of the beginning of the first calendar day of the month. No shareholder servicing and/or distribution fees will be paid with respect to Class I. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing fees and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers.

The Company will cease paying the shareholder servicing and/or distribution fees on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) a merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets or (iii) the date following the completion of the primary portion of the offering on which, in the aggregate, underwriting compensation from all sources in connection with the offering, including the shareholder servicing and/or distribution fees and other underwriting compensation, is equal to 10% of the gross proceeds from the primary offering. In addition, consistent with the exemptive relief allowing the Company to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), the Company will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. The Company may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.

The Intermediary Manager is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company’s trustees who are not “interested persons,” as defined in the 1940 Act, of the Company and who have no direct or indirect financial interest in the operation of the Company’s distribution plan or the Intermediary Manager Agreement or by vote a majority of the outstanding voting securities of the Company, on not more than 60 days’ written notice to the Intermediary Manager or the Adviser. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Distribution and Servicing Plan

On October 5, 2020, the Board approved a distribution and servicing plan (the “Distribution and Servicing Plan”). The following table shows the shareholder servicing and/or distribution fees the Company pays the Intermediary Manager with respect to the Class S, Class D and Class I on an annualized basis as a percentage of the Company’s NAV for such class.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class I shares	—
Class S shares	0.85%
Class D shares	0.25%

The shareholder servicing and/or distribution fees is paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month and subject to FINRA and other limitations on underwriting compensation.

The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Company’s distribution reinvestment plan.

Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding the Company, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.

For the year ended December 31, 2022, the Company accrued distribution and shareholder servicing fees of $50.4 million and $2.3 million which were attributable to Class S and Class D shares, respectively.

For the year ended December 31, 2021, the Company accrued distribution and shareholder servicing fees of $11.8 million and $0.3 million which were attributable to Class S and Class D shares, respectively.

Expense Support and Conditional Reimbursement Agreement

On October 5, 2020, the Company entered into an expense support and conditional reimbursement agreement (the “Expense Support Agreement”) with the Adviser. The Adviser may elect to pay certain Company expenses on the Company’s behalf (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Company. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company shall be referred to herein as a “Reimbursement Payment”. “Available Operating Funds” means the sum of (i) the Company’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Company’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

For the year ended December 31, 2022, the Adviser made no Expense Payments and there were no Reimbursement Payments made to the Adviser.

For the period from the Company’s commencement of operations to December 31, 2021, the Adviser made Expense Payments and there were Reimbursement Payments made to the Adviser as follows:

For the Month Ended	Expense Payments by Adviser	Reimbursement Payments to Adviser	Unreimbursed Expense Payments
January 31, 2021	$1,608	$(1,608)	$—
February 28, 2021	591	(591)	—

Total	$2,199	$(2,199)	$—

Controlled/Affiliated Portfolio Companies

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the Consolidated Schedule of Investments.

On October 11, 2021, a wholly-owned subsidiary of the Company and a third-party investor entered into a limited liability company agreement SLC. SLC is a specialty finance company focused on investing in consumer credit and is led by a management team with deep expertise in the consumer finance industry. The investment in SLC allows the Company to gain exposure to a different asset class than its core investing focus of senior secured lending to private U.S. companies. At the time of the transaction, the wholly-owned subsidiary of the Company and the third-party investor each committed $315 million and $35 million, respectively, to SLC. The Company does not consolidate its equity interest in SLC.

The Company has made investments in controlled/affiliated companies, including BCRED Emerald JV LP (“Emerald JV”), BCRED Verdelite JV LP (“Verdelite JV”) and SLC. For further description of the Emerald JV and Verdelite JV, see “Note 11. Joint Ventures.”

Note 4. Investments

The composition of the Company’s investment portfolio at cost and fair value was as follows:

	December 31, 2022			December 31, 2021
	Cost	Fair value	% of Total Investments at Fair Value	Cost	Fair Value	% of Total Investments at Fair Value
First lien debt	$44,461,300	$43,710,812	89.37%	$28,076,107	$28,143,451	91.39%
Second lien debt	2,074,849	1,872,806	3.83	1,799,656	1,813,872	5.89
Unsecured debt	17,583	13,948	0.03	6,061	5,842	0.02
Structured finance investments	409,633	365,269	0.75	287,275	286,610	0.93
Investments in joint ventures	2,232,706	2,188,394	4.47	—	—	—
Equity investments (1)	739,225	757,379	1.55	528,924	545,918	1.77

Total	$49,935,296	$48,908,608	100.00%	$30,698,023	$30,795,693	100.00%

(1)	Includes equity investment in SLC.

The industry composition of investments at fair value was as follows:

	December 31, 2022	December 31, 2021
Aerospace & Defense	1.25%	1.14%
Air Freight & Logistics	2.80	2.94
Airlines	0.07	0.10
Auto Components	0.11	0.28
Beverages	0.13	0.10
Building Products	2.37	2.89
Capital Markets	0.22	0.52
Chemicals	0.38	0.63
Commercial Services & Supplies	3.68	5.50
Construction Materials	0.07	0.08
Construction & Engineering	0.67	1.08
Containers & Packaging	0.46	0.78
Distributors	0.67	0.99
Diversified Consumer Services	2.95	4.36
Diversified Financial Services(1)	2.17	3.33
Diversified Telecommunication Services	0.53	0.65
Electrical Equipment	0.89	2.45
Electronic Equipment, Instruments & Components	1.28	0.32
Electric Utilities	0.10	0.16
Energy Equipment & Services	0.09	0.14
Entertainment	0.04	0.09
Food Products	0.05	0.12
Health Care Equipment & Supplies	1.52	1.77
Health Care Providers & Services	11.68	11.34
Health Care Technology	3.21	1.58
Hotels, Restaurants & Leisure	0.55	0.54
Household Durables	0.23	0.30

	December 31, 2022	December 31, 2021
Industrial Conglomerates	0.95	0.54
Insurance	4.67	4.40
Interactive Media & Services	0.16	0.24
Internet & Direct Marketing Retail	2.22	2.52
Investments in Joint Ventures	4.47	—
IT Services	4.54	5.74
Leisure Products	0.17	0.35
Life Sciences Tools & Services	0.37	0.93
Machinery	0.08	0.34
Marine	0.46	0.72
Media	0.61	0.35
Metals & Mining	0.13	0.16
Oil, Gas & Consumable Fuels	0.20	0.18
Paper & Forest Products	0.13	0.37
Pharmaceuticals	0.67	0.25
Professional Services	12.50	14.27
Real Estate Management & Development	0.22	0.76
Road & Rail	—	0.25
Software	25.59	18.61
Specialty Retail	0.30	0.46
Technology Hardware, Storage & Peripherals	0.09	0.20
Textiles, Apparel & Luxury Goods	0.06	0.11
Trading Companies & Distributors	0.75	0.88
Transportation Infrastructure	2.44	3.10
Wireless Telecommunication Services	0.05	0.09

Total	100.00%	100.00%

(1)	Includes equity investment in SLC.

The geographic composition of investments at cost and fair value was as follows

	December 31, 2022
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$45,326,287	$44,468,163	90.92%	196.02%
Europe	3,385,990	3,308,990	6.77	14.59
Canada	795,999	748,234	1.53	3.30
Bermuda/Cayman Islands	403,356	359,125	0.73	1.58
Australia/New Zealand	23,664	24,096	0.05	0.11

Total	$49,935,296	$48,908,608	100.00%	215.60%

	December 31, 2021
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$28,955,027	$29,050,466	94.32%	226.00%
Europe	1,190,619	1,190,884	3.87	9.26
Canada	267,830	270,342	0.88	2.10
Cayman Islands	279,365	278,788	0.91	2.17
Australia	5,182	5,213	0.02	0.04

Total	$30,698,023	$30,795,693	100.00%	239.57%

As of December 31, 2022 and 2021, one loan and zero loans in the portfolio were on non-accrual status, respectively.

As of December 31, 2022 and December 31, 2021, on a fair value basis, 99.8% and 99.6%, respectively, of performing debt investments bore interest at a floating rate and 0.2% and 0.4%, respectively, of performing debt investments bore interest at a fixed rate.

Note 5. Fair Value Measurements

The following table presents the fair value hierarchy of financial instruments:

	December 31, 2022
	Level 1	Level 2	Level 3	Total
First lien debt	$—	$6,167,268	$37,543,544	$43,710,812
Second lien debt	—	720,083	1,152,723	1,872,806
Unsecured debt	—	13,948	—	13,948
Structured finance obligations	—	71,934	293,335	365,269
Equity investments(1)	—	—	757,379	757,379

Total investments	$—	$6,973,233	$39,746,981	$46,720,214

Investments Measured at NAV(2)	—	—	—	2,188,394

Total	$—	$6,973,233	$39,746,981	$48,908,608

	December 31, 2021
	Level 1	Level 2	Level 3	Total
First lien debt	$—	$5,096,942	$23,046,509	$28,143,451
Second lien debt	—	1,013,739	800,133	1,813,872
Unsecured debt	—	5,842	—	5,842
Structured finance obligations	—	81,018	205,592	286,610
Equity investments	—	—	545,918	545,918

Total investments	$—	$6,197,541	$24,598,152	$30,795,693

(1)	Includes equity investment in SLC
(2)

Includes investments in the Emerald JV and Verdelite JV (refer to Note 11). Certain investments that are measured at fair value using the NAV practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

The following table presents changes in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value:

	Year Ended December 31, 2022
	First Lien Debt	Second Lien Debt	Structured Finance Investments	Equity	Total Investments	Derivatives
Fair value, beginning of period	$23,046,509	$800,133	$205,592	$545,918	$24,598,152	$1,505
Purchases of investments	18,746,208	572,675	122,160	250,927	19,691,969	—
Proceeds from principal repayments and sales of investments	(4,230,775)	(204,857)	—	(40,770)	(4,476,401)	—
Accretion of discount/amortization of premium	126,409	2,924	167	—	129,500	—
Net realized gain (loss)	(64,518)	(5,555)	—	144	(69,929)	—
Net change in unrealized appreciation (depreciation)	(340,383)	(74,466)	(34,584)	1,160	(448,273)	—
Transfers into Level 3 (1)	322,960	94,843	—	—	417,803	—
Transfers out of Level 3 (1)	(62,866)	(32,974)	—	—	(95,840)	(1,505)

Fair value, end of period	$37,543,544	$1,152,723	$293,335	$757,379	$39,746,981	$—

Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of December 31, 2022	$(337,846)	$(72,999)	$(34,584)	$1,160	$(444,270)	$—

(1)	For the year ended December 31, 2022, transfers into or out of Level 3 were primarily due to decreased or increased price transparency.

	Year Ended December 31, 2021
	First Lien Debt	Second Lien Debt	Structured Finance Investments	Equity	Total Investments	Derivatives (2)
Fair value, beginning of period	$—	$—	$—	$—	$—	$—
Purchases of investments	23,377,520	818,076	206,135	528,924	24,930,655	—
Proceeds from principal repayments and sales of investments	(409,114)	(20,573)	—	—	(429,687)	(3,709)
Accretion of discount/amortization of premium	25,603	615	13	—	26,231	—
Net realized gain (loss)	(268)	231	—	—	(37)	3,709
Net change in unrealized appreciation (depreciation)	52,768	1,784	(556)	16,994	70,990	1,505

Fair value, end of period	$23,046,509	$800,133	$205,592	$545,918	$24,598,152	$1,505

Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of December 31, 2022	$52,814	$1,784	$(556)	$16,994	$71,036	$1,505

(1)	For the year ended December 31, 2021, there were no transfers into or out of Level 3.
(2)	Includes the gain (loss) on the Company’s forward purchase obligation as well as any unrealized appreciation (depreciation) on foreign currency forward contracts.

The following table presents quantitative information about the significant unobservable inputs of the Company’s Level 3 financial instruments. The table is not intended to be all-inclusive but instead captures the significant unobservable inputs relevant to the Company’s determination of fair value.

	December 31, 2022
				Range
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Weighted Average (1)
Investments in first lien debt	$36,766,038	Yield analysis	Discount rate	6.83%	19.84%	9.93%
	759,391	Market quotations	Broker quoted price	71.00	105.60	91.85
	18,115	Market approach	Performance multiple	7.00x	7.00x	7.00x

	37,543,544
Investments in second lien debt	906,837	Yield analysis	Discount rate	10.42%	15.33%	11.85%
	245,886	Market quotations	Broker quoted price	61.50	100.50	87.36

	1,152,723
Investments in structured finance	293,335	Market quotations	Broker quoted price	81.96	92.96	88.84
Investments in equity	261,893	Market approach	Performance multiple	5.50x	29.00x	17.21x
	48,957	Option pricing model	Expected volatility	30.00%	50.00%	44.43%
	274,199	Yield analysis	Discount rate	11.31%	14.95%	12.76%
	172,330	Asset Recoverability	N/A	100.00%	100.00%	100.00%

	757,379

Total	$39,746,981

(1)	Weighted averages are calculated based on fair value of investments.

	December 31, 2021
				Range
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Weighted Average (1)
Investments in first lien debt	$22,414,991	Yield analysis	Discount rate	4.68%	10.34%	7.40%
	631,518	Market quotations	Broker quoted price	98.00	100.25	99.49

	23,046,509
Investments in second lien debt	400,584	Yield analysis	Discount rate	8.15%	13.04%	9.98%
	399,549	Market quotations	Broker quoted price	98.00	101.50	99.07

	800,133

	December 31, 2021
				Range
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Weighted Average (1)
Investments in structured finance	205,592	Market quotations	Broker quoted price	96.69	100.00	99.23
Investments in equity	74,022	Market approach	Performance multiple	7.25x	31.28x	21.38x
	22,722	Option pricing model	Expected volatility	30.00%	49.00%	38.24%
	236,774	Yield analysis	Discount rate	10.89%	12.19%	11.50%
	212,400	Recent transaction	Transaction price	100.00%	100.00%	100.00%

	545,918

Total	$24,598,152

(1)	Weighted averages are calculated based on fair value of investments.

The significant unobservable input used in the yield analysis is the discount rate based on comparable market yields. The significant unobservable input used for market quotations are broker quoted prices provided by independent pricing services. The significant unobservable input used under the market approach is the performance multiple. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in quoted prices or performance multiples would result in a significantly lower fair value measurement.

Financial Instruments Not Carried at Fair Value

Debt

The following table presents fair value measurements of the Company’s debt obligations as of December 31, 2022 and December 31, 2021 had they been accounted for at fair value:

	December 31, 2022	December 31, 2021
	Fair Value	Fair Value
Bard Peak Funding Facility	$1,235,414	$879,000
Castle Peak Funding Facility	1,146,600	1,171,809
Maroon Peak Funding Facility	300,000	483,952
Summit Peak Funding Facility	1,691,844	1,643,154
Denali Peak Funding Facility	749,800	668,400
Bushnell Peak Funding Facility	400,000	395,500
Granite Peak Funding Facility	647,600	248,000
Middle Peak Funding Facility	596,950	799,550
Bison Peak Funding Facility	1,182,000	1,320,800
Blanca Peak Funding Facility	1,081,000	892,800
Windom Peak Funding Facility	1,741,465	989,759
Monarch Peak Funding Facility	873,400	567,400
Borah Peak Funding Facility	223,000	—

	December 31, 2022	December 31, 2021
	Fair Value	Fair Value
2022-1 BSL WH	148,000	—
Naomi Peak Funding Facility	400,000	—
Meridian Peak Funding Facility	170,000	—
Haydon Peak Funding Facility	49,000	—
Bear Peak Funding Facility	166,031	—
Revolving Credit Facility	1,470,758	1,144,422
June 2024 Notes	406,886	431,738
June 2026 Notes	352,646	390,400
May 2027 Notes	586,924	—
October 2027 Notes	353,434	—
September 2024 Notes	336,654	359,232
December 2026 Notes	1,053,132	1,218,850
November 2026 Eurobonds	449,149	564,473
November 2024 Notes	459,089	499,946
March 2027 Notes	856,640	1,010,942
January 2025 Notes	462,125	—
January 2029 Notes	550,113	—
March 2025 Notes	866,280	—
April 2026 UK Bonds	272,657	—
September 2025 Notes	795,092	—
2021-1 BSL Notes	663,000	663,148
2021-2 Notes	505,800	505,750
MML 2021-1 Debt	690,000	690,000
MML 2022-1 Debt	759,000	—
2022-1 BSL Debt	420,000	—
MML 2022-2 Debt	300,018	—
Short-Term Borrowings	619,377	718,156

Total	$26,030,878	$18,257,181

The following table presents the categorization of the Company’s debt obligations as of December 31, 2022 and December 31, 2021 had they been accounted for at fair value:

	December 31, 2022	December 31, 2021
Level 1	$—	$—
Level 2	—	3,653,442
Level 3	26,030,878	14,603,739

Total debt	$26,030,878	$18,257,181

Other Assets and Liabilities

As of December 31, 2022 and December 31, 2021, the carrying amounts of the Company’s assets and liabilities, other than investments at fair value and debt, approximate fair value due to their short maturities. These financial instruments would be categorized as Level 3 within the fair value hierarchy.

Note 6. Derivatives

The Company enters into derivative financial instruments in the normal course of business to achieve certain risk management objectives, including managing its interest rate and foreign currency risk exposures.

The net fair value of foreign currency and interest rate derivative contracts are included within Derivative assets at fair value and Derivative liabilities at fair value, respectively, in the Statements of Assets and Liabilities.

The table below presents the aggregate notional amount and fair value of the Company’s derivative financial instruments for the years ended December 31, 2022 and December 31, 2021.

	December 31, 2022
	Level 1	Level 2	Level 3	Total Fair Value	Notional
Derivative Assets
Foreign currency forward contract	$—	$3,952	$—	$3,952	$157,384

Total Derivative assets at fair value	—	3,952	—	3,952	157,384

Cash collateral received				$—
Derivative Liabilities
Foreign currency forward contract	—	(2,040)	—	(2,040)	162,174
Interest rate swaps	—	(248,311)	—	(248,311)	5,975,000

Total Derivative liabilities at fair value	—	(250,351)	—	(250,351)	6,137,174

Cash collateral posted				$355,742

	December 31, 2021
	Level 1	Level 2	Level 3	Total Fair Value	Notional
Derivative Assets
Foreign currency forward contract	$—	$—	$1,505	$1,505	$423,123

Total Derivative assets at fair value	$—	$—	$1,505	$1,505	$423,123

Cash collateral received				$—

In the tables above:

•	The fair value of derivative assets and derivative liabilities is presented on a gross basis.

•	The notional amount represents the absolute value amount of all outstanding derivative contracts.

•	All foreign currency derivatives are not designated in hedge relationships.

•	All interest rate swaps are designated in fair value hedge relationships.

•

The Company has not applied counterparty netting or collateral netting; as such, the amounts of cash collateral received and posted are not offset against the derivative assets and derivative liabilities in the Consolidated Statements of Assets and Liabilities.

The table below presents the impact to the Consolidated Statements of Operations from derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship for the years ended December 31, 2022 and December 31, 2021, respectively. The unrealized gains and losses on the derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship are included within Net change in unrealized appreciation (depreciation) on Derivative instruments in the Consolidated Statements of Operations. The realized gains and losses on the derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship are included within Foreign currency and other transactions in the Consolidated Statements of Operations.

	For the Year Ended December 31,
	2022	2021
Unrealized gain (loss)
Foreign currency forward contract	$(4,301)	$1,505

Total Unrealized gain (loss)	$(4,301)	$1,505

Realized gain (loss)
Foreign currency forward contract	$(43,104)	$—
Interest rate swaps	—	—

Total Realized gain (loss)	$(43,104)	$—

Hedging

The Company designated certain interest rate swaps as the hedging instrument in a qualifying fair value hedge accounting relationship.

The table below presents the impact to the Consolidated Statement of Operations from derivative assets and liabilities designated in a qualifying hedge accounting relationship for the year ended December 31, 2022. There we no derivative assets or derivative liabilities designated in a qualifying hedge relationship during the year ended December 31, 2021.

For derivative instruments designated in qualifying hedge relationships, the change in fair value of the hedging instrument and hedged item are recorded in Interest expense and recognized as components of Interest expense in the Consolidated Statements of Operations.

For the Year Ended December 31,
2022
Interest rate swaps	$(248,311)
Hedged items	246,290

The table below presents the carrying value of unsecured borrowings as of December 31, 2022 that are designated in a qualifying hedging relationship and the related cumulative hedging adjustment (increase/decrease) from current and prior hedging relationships included in such carrying values:

Description	Carrying Value	Cumulative Hedging Adjustments
Unsecured notes	$5,724,753	$246,290

Note 7. Borrowings

In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of December 31, 2022 and December 31, 2021, the Company’s asset coverage was 184.5% and 170.2%, respectively.

SPV Financing Facilities

The following wholly-owned subsidiaries of the Company have entered into secured financing facilities, as described below: Bard Peak Funding, Castle Peak Funding, Maroon Peak Funding, Summit Peak Funding, Denali Peak Funding, Bushnell Peak Funding, Granite Peak Funding, Middle Peak Funding, Bison Peak Funding, Blanca Peak Funding, Windom Peak Funding, Monarch Peak Funding, Borah Peak Funding, 2022-1 BSL WH Funding Facility, Naomi Peak Funding, Meridian Peak Funding, Haydon Peak Funding and Bear Peak Funding, which are collectively referred to as the “SPVs,” and such secured financing facilities described below are collectively referred to as the “SPV Financing Facilities.”

The obligations of each SPV to the lenders under the applicable SPV Financing Facility are secured by a first priority security interest in all of the applicable SPV’s portfolio investments and cash. The obligations of each SPV under the applicable SPV Financing Facility are non-recourse to the Company, and the Company’s exposure to the credit facility is limited to the value of its investment in the applicable SPV.

In connection with the SPV Financing Facilities, the applicable SPV has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. Each SPV Financing Facility contains customary events of default for similar financing transactions, including if a change of control of the applicable SPV occurs. Upon the occurrence and during the continuation of an event of default, the lenders under the applicable SPV Financing Facility may declare the outstanding advances and all other obligations under the applicable SPV Financing Facility immediately due and payable. The occurrence of an event of default (as described above) triggers a requirement that the applicable SPV obtain the consent of the lenders under the applicable SPV Financing Facility prior to entering into any sale or disposition with respect to portfolio investments.

As of December 31, 2022 and December 31, 2021, the Company was in compliance with all covenants and other requirements of each of the SPV Financing Facilities.

Bard Peak Funding Facility

On March 15, 2021, Bard Peak Funding entered into a senior secured revolving credit facility (the “Bard Peak Funding Facility”) with BNP Paribas (“BNPP”). BNPP serves as administrative agent, Wells Fargo Bank, National Association, serves as collateral agent, and the Company serves as servicer under the Bard Peak Funding Facility.

Advances under the Bard Peak Funding Facility bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance (which is three-month LIBOR in the case of dollar advances), plus an applicable margin of 1.55% to 2.15% per annum depending on the nature of the advances being requested under the credit facility, subject to a floor of 1.85%. After March 15, 2024, the applicable margin on all outstanding advances will be 3.05% per annum. Bard Peak Funding pays a commitment fee of 0.90% per annum if the unused facility amount is greater than 50% or 0.35% per annum if the unused facility amount is less than or equal to 50% and greater than 25%, based on the average daily unused amount of the financing commitments until March 15, 2024, in addition to certain other fees as agreed between Bard Peak Funding and BNPP.

Proceeds from borrowings under the credit facility may be used to fund portfolio investments by Bard Peak Funding and to make advances under delayed draw term loans and revolving loans where Bard Peak Funding is a lender.

The period during which Bard Peak Funding may make borrowings under the Bard Peak Funding Facility expires on March 15, 2024, and the Bard Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by March 15, 2026.

On March 15, 2021, concurrent with the closing of the Bard Peak Funding Facility, Maple Park (as defined in Note 8) merged with and into Bard Peak Funding (the “Merger”) pursuant to an Agreement and Plan of Merger, with Bard Peak Funding the surviving entity of the Merger.

Upon consummation of the Merger, Bard Peak Funding used the proceeds of borrowings under the Bard Peak Funding Facility to repay in full all outstanding indebtedness under the Syndicated Warehouse (as defined in Note 8); and to redeem in full the Subordinated Notes (as defined in Note 8).

Castle Peak Funding Facility

On January 8, 2021, Castle Peak Funding entered into a senior secured revolving credit facility (the “Castle Peak Funding Facility”) with Citibank, N.A. (“Citi”). Citi serves as administrative agent, Wilmington Trust, National Association, serves as collateral agent, custodian and collateral administrator and the Company serves as collateral manager under the Castle Peak Funding Facility.

Advances used to finance the purchase or origination of broadly syndicated loans under the Castle Peak Funding Facility initially bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advances (which is three-month LIBOR for dollar advances), plus the applicable margin of 1.50% per annum. Advances used to finance the purchase or origination of middle market loans under the Castle Peak Funding Facility initially bear interest at a per annum rate equal to such applicable benchmark plus the applicable margin of 2.00% per annum. After January 8, 2024, the applicable margin on outstanding advances will be increased by 1.00% per annum. Castle Peak Funding pays a commitment fee of 1.85% per annum if the unused facility amount is greater than 30% or 0.50% per annum if the unused facility amount is less than or equal to 30% and greater than 10%, based on the average daily unused amount of the financing commitments until January 8, 2024, in addition to certain other fees as agreed between Castle Peak Funding and Citi.

Proceeds from borrowings under the Castle Peak Funding Facility may be used to fund portfolio investments by Castle Peak Funding and to make advances under revolving loans or delayed draw term loans where Castle Peak Funding is a lender.

The period during which Castle Peak Funding may make borrowings under the Castle Peak Funding Facility expires on January 8, 2024, and the Castle Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by January 8, 2026.

Maroon Peak Funding Facility

On January 28, 2021, Maroon Peak Funding entered into a senior secured revolving credit facility (the “Maroon Peak Funding Facility”) with Morgan Stanley Bank, N.A. (“MS”). Morgan Stanley Senior Funding, Inc. serves as administrative agent, U.S. Bank Trust Company National Association, serves as collateral agent and the Company serves as collateral manager under the Maroon Peak Funding Facility.

Advances may be used to finance the purchase or origination of broadly syndicated loans under the Maroon Peak Funding Facility and bear interest at a per annum rate equal to the three-month term SOFR then in effect plus 0.10% plus the applicable spread of 2.00% per annum. Maroon Peak Funding pays a commitment fee of 0.50% per annum if the unused facility amount is greater than 10% based on the average daily unused amount of the financing commitments, in addition to certain other fees as agreed between Maroon Peak Funding and MS.

Proceeds from borrowings under the Maroon Peak Funding Facility may be used to fund portfolio investments by Maroon Peak Funding and to make advances under revolving loans or delayed draw term loans where Maroon Peak Funding is a lender.

All amounts outstanding under the Maroon Peak Funding Facility must be repaid by October 13, 2023.

Summit Peak Funding Facility

On March 3, 2021, Summit Peak Funding entered into a senior secured revolving credit facility (“Summit Peak Funding Facility”) with Société Générale (“SG”). SG serves as agent, Wilmington Trust, National Association, serves as collateral agent, custodian and collateral administrator and the Company serves as servicer under the Summit Peak Funding Facility.

Advances used to finance the purchase or origination of broadly syndicated loans under the Summit Peak Funding Facility bear interest at a blended per annum rate adjusted monthly based on the proportion of the broadly syndicated loans in the portfolio to the proportion of middle market loans in the portfolio. The rate attributable to broadly syndicated loans equals the benchmark for the currency of the applicable advance (which is three-month term SOFR for dollar advances), plus an applicable margin ranging from 1.50% for certain foreign currency advances to 1.65% per annum for U.S. dollar advances. The rate attributable to middle market loans equals such applicable benchmark plus an applicable margin ranging from 2.15% for certain foreign currency advances to 2.30% per annum for U.S. dollar advances. Such blended rates are subject to a floor of such applicable benchmark plus 2.00% for certain foreign currency advances and 2.15% per annum for dollar advances. Summit Peak Funding pays a commitment fee of 0.40% per annum if the unused facility amount is greater than 25% based on the average daily unused amount of the financing commitments, in addition to certain other fees as agreed between Summit Peak Funding and SG.

Proceeds from borrowings under the Summit Peak Funding Facility may be used to fund portfolio investments by Summit Peak Funding and to make advances under revolving loans or delayed draw term loans where Summit Peak Funding is a lender.

The period during which Summit Peak Funding may make borrowings under the Summit Peak Funding Facility expires on March 1, 2024, and the Summit Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by March 3, 2026.

Denali Peak Funding Facility

Denali Peak Funding is party to a senior secured revolving credit facility (the “Denali Peak Funding Facility”), dated as of October 11, 2018, with Deutsche Bank AG, New York Branch (“DB”), which credit facility was indirectly assumed by the Company in connection with the acquisition of Twin Peaks (refer to Note 12). DB serves as agent, U.S. Bank Trust Company, National Association serves as collateral agent and collateral custodian and Twin Peaks serves as servicer under the Denali Peak Funding Facility.

Advances under the Denali Peak Funding Facility bear interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which is three-month LIBOR for dollar advances), plus the applicable margin of 1.95% per annum. After September 30, 2024, the applicable margin on outstanding advances will increase by 0.20% per annum. Denali Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate equal to the applicable margin described above. In addition, Denali Peak Funding pays an unused commitment fee of 0.25% per annum on the unused facility amount in excess of such minimum utilization amount. Denali Peak Funding also pays an administrative agency fee to DB, in addition to certain other fees, each as agreed between Denali Peak Funding and DB.

Proceeds from borrowings under the Denali Peak Funding Facility may be used to fund portfolio investments by Denali Peak Funding and to make advances under revolving loans where Denali Peak Funding is a lender.

The period during which Denali Peak Funding may make borrowings under the Denali Peak Funding Facility expires on September 30, 2024, and the Denali Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by September 30, 2026.

Bushnell Peak Funding Facility

On May 12, 2021, Bushnell Peak Funding entered into a senior secured revolving credit facility (the “Bushnell Peak Funding Facility”) with Bank of America, N.A. (“Bank of America”). Bank of America serves as administrative agent, Wells Fargo Bank, N.A. serves as collateral administrator and the Company serves as investment adviser under the Bushnell Peak Funding Facility.

Advances under the Bushnell Peak Funding Facility bear interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which is the daily floating LIBOR rate for dollar advances) plus an applicable margin of 1.50% to 1.75% per annum depending on the nature of the advances being requested. Bushnell Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate of 1.60% per annum. Bushnell Peak Funding also pays an unused fee of 0.50% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount, in addition to certain other fees agreed between Bushnell Peak Funding and Bank of America.

Proceeds from borrowings under the Bushnell Peak Funding Facility may be used to fund portfolio investments by Bushnell Peak Funding and to make advances under revolving loans or delayed draw term loans where Bushnell Peak Funding Facility is a lender.

The Bushnell Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by May 12, 2024.

Granite Peak Funding Facility

On June 17, 2021, Granite Peak Funding entered into a senior secured revolving credit facility (the “Granite Peak Funding Facility”) with Goldman Sachs Bank USA (“GS”). GS serves as administrative agent, Wilmington Trust, National Association, serves as collateral agent, custodian and collateral administrator, and the Company serves as servicer under the Granite Peak Funding Facility.

Advances under the Granite Peak Funding Facility bear interest at a per annum rate equal to three-month term SOFR, plus an applicable margin of 2.35% per annum. Granite Peak Funding pays an unused commitment fee of 0.40% per annum on the average daily unused commitments under the Granite Peak Funding Facility. The unused commitment fee is payable only when more than 25% of the total commitments under the Granite Peak Funding Facility are unused. Granite Peak Funding also pays to GS an administrative agency fee, in addition to certain other fees, each as agreed between Granite Peak Funding and GS.

Proceeds from borrowings under the Granite Peak Funding Facility may be used to fund portfolio investments by Granite Peak Funding and to make advances under delayed draw term loans and revolving loans where Granite Peak Funding is a lender.

The period during which Granite Peak Funding may make borrowings under the Granite Peak Funding Facility expires on June 17, 2024, and the Granite Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by June 17, 2026.

Middle Peak Funding Facility

On June 30, 2021, Middle Peak Funding entered into a senior secured revolving credit facility (the “Middle Peak Funding Facility”) with MS. MS serves as agent, Wilmington Trust, National Association, serves as collateral agent, custodian and collateral administrator and the Company serves as collateral manager under the Middle Peak Funding Facility.

Advances under the Middle Peak Funding Facility bear interest at a per annum rate equal to, in the case of dollar advances, three-month LIBOR, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin of 2.00% per annum, which will increase to 2.10% per annum effective on June 30, 2024. Middle Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate equal to the interest rate for dollar advances as described above. In addition, Middle Peak Funding pays a commitment fee of 0.35% per annum if the unused facility amount is greater than 10% based on the average daily unused amount of the financing commitments in excess of such minimum utilization amount. Middle Peak Funding also pays interest on an interest-only loan in the notional amount of the aggregate commitments under the Middle Peak Funding Facility, in addition to certain other fees as agreed between Middle Peak Funding and MS.

Proceeds from borrowings under the Middle Peak Funding Facility may be used to fund portfolio investments by Middle Peak Funding and to make advances under revolving loans or delayed draw term loans where Middle Peak Funding is a lender.

The period during which Middle Peak Funding may make borrowings under the Middle Peak Funding Facility expires on June 30, 2024, and the Middle Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by January 3, 2033.

Bison Peak Funding Facility

On July 23, 2021, Bison Peak Funding entered into a senior secured revolving credit facility (the “Bison Peak Funding Facility”) with Bank of America. Bank of America serves as administrative agent, Wilmington Trust, National Association, serves as collateral administrator and the Company serves as manager under the Bison Peak Funding Facility.

Advances under the Bison Peak Funding Facility bear interest at a per annum rate equal to, in the case of dollar advances, the daily floating LIBOR rate, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin adjusted at one-month or three-month intervals based on the proportion of the broadly syndicated loans, large corporate loans and middle market loans in the portfolio, with the applicable margin attributable to broadly syndicated loans equal to 1.50% per annum, the applicable margin attributable to large corporate loans equal to 1.75% per annum and the applicable margin applicable to middle market loans equal to 2.00% per annum. The applicable margin for all advances will increase by 0.50% per annum effective on July 23, 2024. Bison Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate of 2.00% per annum. Bison Peak Funding also pays an unused fee of 0.40% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount, in addition to certain other fees as agreed between Bison Peak Funding and Bank of America.

Proceeds from borrowings under the Bison Peak Funding Facility may be used to fund portfolio investments by Bison Peak Funding and to make advances under revolving loans or delayed draw term loans where Bison Peak Funding is a lender.

The Bison Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by July 23, 2026.

Blanca Peak Funding Facility

On August 16, 2021, Blanca Peak Funding, entered into a senior secured revolving credit facility (the “Blanca Peak Funding Facility”) with Barclays Bank PLC (“Barclays”). Barclays serves as administrative agent, Wilmington Trust, National Association, serves as collateral administrator, collateral agent and securities intermediary and the Company serves as servicer under the Blanca Peak Funding Facility.

Advances under the Blanca Peak Funding Facility bear interest at a per annum rate equal to (x) in the case of dollar advances, three-month term SOFR, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin of 2.096% per annum. Blanca Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization percentage accruing a fee at a rate equal to the applicable margin described above. On December 19, 2022, on any date when Blanca Peak Funding is not utilizing more than 90% of the financing commitments, Blanca Peak Funding pays an unused fee of 0.50% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount. Blanca Peak Funding also pays to Barclays an administrative agency fee, in addition to certain other fees, each as agreed between Blanca Peak Funding and Barclays.

Proceeds from borrowings under the Blanca Peak Funding Facility may be used to fund portfolio investments by Blanca Peak Funding and to make advances under revolving loans or delayed draw term loans where Blanca Peak Funding is a lender.

The period during which Blanca Peak Funding may make borrowings under the Blanca Peak Funding Facility expires on December 19, 2024, and the Blanca Peak Funding Facility matures and all amounts outstanding under the facility must be repaid by August 19, 2026.

Windom Peak Funding Facility

On September 2, 2021, Windom Peak Funding entered into a senior secured revolving credit facility (the “Windom Peak Funding Facility”) with Wells Fargo Bank, National Association (“Wells Fargo”). Wells Fargo serves as administrative agent and collateral administrator and the Company serves as investment adviser under the Windom Peak Funding Facility. Proceeds from borrowings under the Windom Peak Funding Facility may be used to fund portfolio investments by Windom Peak Funding during the reinvestment period (which, initially, is scheduled to end three years after the closing date of the Windom Peak Funding Facility) and to make advances under revolving loans or delayed draw term loans in respect of which Windom Peak Funding is a lender.

Advances under the Windom Peak Funding Facility will bear interest, payable on a monthly basis in arrears, at a per annum rate equal to the “benchmark” rate for the currency of the applicable advance (which is, daily simple SOFR with respect to dollar advances) plus the “applicable margin” (which is a blended spread equal to the sum of 1.55% per annum with respect to any advances backed by broadly-syndicated loans and 2.05% per annum with respect to any advances backed by recurring revenue loans, middle market loans, first-lien last out loans or second lien loans).

Proceeds from borrowings under the Windom Peak Funding Facility may be used to fund portfolio investments by Windom Peak Funding and to make advances under revolving loans or delayed draw term loans where Windom Peak Funding is a lender. Windom Peak Funding also pays an unused fee of 0.50% on the daily unused amount of the financing commitments, in addition to certain other fees, each as agreed between Windom Peak Funding and Wells Fargo.

The period during which Windom Peak Funding may make borrowings under the Windom Peak Funding Facility expires on September 2, 2024, and the Windom Peak Funding Facility matures and all amounts outstanding under the facility must be repaid by September 2, 2026.

Monarch Peak Funding Facility

On November 3, 2021, Monarch Peak Funding, entered into a senior secured revolving credit facility (the “Monarch Peak Funding Facility”) with MUFG Bank, Ltd. (“MUFG”). MUFG serves as administrative agent, The Bank of New York Mellon Trust Company, National Association, serves as collateral agent, collateral custodian and collateral administrator and the Company serves as collateral manager under the Monarch Peak Funding Facility.

Advances used to finance the purchase or origination of broadly syndicated loans under the Monarch Peak Funding Facility bear interest at a per annum rate equal to one-month term SOFR, plus the applicable margin of 1.65% per annum. Advances used to finance the purchase or origination of middle market loans under the

Monarch Peak Funding Facility bear interest at a per annum rate equal to one-month term SOFR plus the applicable margin of 2.05% per annum. Monarch Peak Funding is required to utilize a minimum percentage of the financing comments, with unused amounts below such minimum utilization percentage accruing a fee at a rate of 1.99% per annum. Monarch Peak Funding also pays an unused commitment fee of 0.35% per annum on a portion of the daily unused commitments under the Monarch Peak Funding Facility in excess of such minimum utilization amounts, in addition to certain other fees as agreed between Monarch Peak Funding and MUFG.

Proceeds from borrowings under the Monarch Peak Funding Facility may be used to fund portfolio investments by Monarch Peak Funding and to make advances under revolving loans or delayed draw term loans where Monarch Peak Funding is a lender.

The period during which Monarch Peak Funding may make borrowings under the Monarch Peak Funding Facility expires on November 3, 2024, and the Monarch Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by November 3, 2026.

Borah Peak Funding Facility

On April 4, 2022, Borah Peak Funding LLC entered into a senior secured revolving credit facility (the “Borah Peak Funding Facility”) with Bank of America. Bank of America serves as administrative agent, Deutsche Bank Trust Company Americas serves as collateral administrator and the Company serves as manager under the Borah Peak Funding Facility.

Advances under the Borah Peak Funding Facility bear interest at a per annum rate equal to the one-month term SOFR rate plus the applicable margin of 1.35%. Effective January 4, 2023, Borah Peak Funding will be required to utilize a minimum percentage of the financing commitment, with unused amounts below such minimum utilization amount accrue a fee at a rate of 1.35% per annum. In addition, Borah Peak Funding pays an unused fee of 0.25% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount, in addition to certain other fees as agreed between Borah Peak Funding and Bank of America.

Proceeds from borrowings under the Borah Peak Funding Facility may be used to fund portfolio investments by Borah Peak Funding and to make advances under revolving loans or delayed draw term loans where Borah Peak Funding is a lender.

The Borah Peak Funding Facility matures and all amounts outstanding under the facility must be repaid by April 4, 2024.

2022-1 BSL WH Funding Facility

On May 16, 2022, 2022-1 BSL WH entered into a senior secured revolving credit facility (the “2022-1 BSL WH Funding Facility” with Société Générale (“SG”). SG serves as administrative agent, Deutsche Bank Trust Company Americas serves as custodian, and the Company serves as collateral manager under the 2022-1 BSL WH Funding Facility.

Advances under the 2022-1 BSL WH Funding Facility bear interest at a per annum rate equal to three-month term SOFR plus an applicable margin of 1.30% per annum. The applicable margin will increase to 1.60% per annum from and after May 16, 2023, and will increase to 1.90% per annum from and after November 16, 2023.

Proceeds from borrowings under the 2022-1 BSL WH Funding Facility may be used to fund portfolio investments by 2022-1 BSL WH and to make advances under revolving loans or delayed draw term loans where 2022-1 BSL WH is a lender.

The period during which 2022-1 BSL WH may make borrowings under the 2022-1 BSL WH Funding Facility expires on May 16, 2023, and the 2022-1 BSL WH Funding Facility will mature and all amounts outstanding under the facility must be repaid no later than May 16, 2023.

Naomi Peak Funding Facility

On July 18, 2022, Naomi Peak Funding entered into a senior secured revolving credit facility (the “Naomi Peak Funding Facility”) with Natixis. Natixis, New York Branch serves as administrative agent, Wilmington Trust, National Association serves as collateral agent, collateral administrator and custodian, and the Company serves as collateral manager under the Naomi Peak Funding Facility.

Advances under the Naomi Peak Funding Facility bear interest at a per annum rate equal to three-month term SOFR plus an applicable margin of 1.30% per annum. Naomi Peak Funding pays an unused commitment fee of 0.50% per annum on the average daily unused revolving commitments under the Naomi Peak Funding Facility, which fee shall increase to 0.75% per annum for any day on or after January 18, 2023 on which more than 10% of the revolving commitments are unused, in addition to certain other fees as agreed between Naomi Peak Funding and Natixis.

The maximum principal amount of the Naomi Peak Funding Facility as of December 31, 2022 is $400 million, of which $250 million was funded as a term loan after the closing date and of which $150 million consists of a revolving credit commitment. Proceeds from borrowings under the Naomi Peak Funding Facility may be used to fund portfolio investments by Naomi Peak Funding and to make advances under revolving loans or delayed draw term loans where Naomi Peak Funding is a lender.

The period during which Naomi Peak Funding may make borrowings under the Naomi Peak Funding Facility expires on July 18, 2024, and the Naomi Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by July 18, 2031.

Meridian Peak Funding Facility

On August 16, 2022, Meridian Peak Funding entered into a senior secured revolving credit facility (the “Meridian Peak Funding Facility”) with Massachusetts Mutual Life Insurance Company (“Mass Mutual”). Wilmington Trust, National Association serves as administrative agent, collateral agent and custodian, and the Company serves as equity holder and collateral manager under the Meridian Peak Funding Facility.

Advances under the Meridian Peak Funding Facility bear interest initially at a per annum rate equal to three-month term SOFR plus an applicable margin of 2.50% per annum. Effective August 16, 2023, Meridian Peak Funding will be required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate of 2.50% per annum, in addition to certain other fees as agreed between Meridian Peak Funding and Mass Mutual.

Proceeds from borrowings under the Meridian Peak Funding Facility may be used to fund portfolio investments by Meridian Peak Funding and to make advances under revolving loans or delayed draw term loans where Meridian Peak Funding is a lender.

The period during which Meridian Peak Funding may make borrowings under the Meridian Peak Funding Facility expires on August 16, 2025, and the Meridian Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by August 16, 2030.

Haydon Peak Funding Facility

On October 7, 2022, Haydon Peak Funding entered into a senior secured revolving credit facility (the “Haydon Peak Funding Facility”) with HSBC Bank USA, National Association (“HSBC”). HSBC serves as administrative agent, Wilmington Trust, National Association, serves as collateral agent, account bank and collateral custodian, and the Company serves as servicer and transferor under the Haydon Peak Funding Facility.

Advances under the Haydon Peak Funding Facility bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance (which is one- or three-month term SOFR or daily simple SOFR, at the election of Haydon Peak Funding, in the case of dollar advances), plus an applicable margin ranging from 1.75% to 2.25% per annum depending on the nature of the advances being requested under the credit facility. Effective April 7, 2023, Haydon Peak Funding will pay an unused commitment fee of 0.50% per annum if the unused facility amount is greater than 25%, based on the average daily unused amount of the financing commitments, in addition to certain other fees as agreed between Haydon Peak Funding and HSBC.

Proceeds from borrowings under the Haydon Peak Funding Facility may be used to fund portfolio investments by Haydon Peak Funding and to make advances under revolving loans or delayed draw term loans where Haydon Peak Funding is a lender.

The period during which Haydon Peak Funding may make borrowings under the Haydon Peak Funding Facility expires on October 7, 2025, and the Haydon Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by October 7, 2027.

Bear Peak Funding Facility

On October 10, 2022, Bear Peak Funding entered into a senior secured revolving credit facility (the “Bear Peak Funding Facility”) with BNPP. GLAS USA LLC serves as administrative agent, GLAS Trust Corporation Limited serves as collateral agent, and the Company serves as servicer under the Bear Peak Funding Facility.

Advances under the Bear Peak Funding Facility bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance, plus an applicable margin of 2.45% per annum. Effective February 10, 2023, Bear Peak Funding will pay a commitment fee of 0.90% per annum if the unused facility amount is greater than 50% or 0.35% per annum if the unused facility amount is less than or equal to 50% and greater than 25%, based on the average daily unused amount of the financing commitments. Bear Peak Funding also pays BNPP an arranger fee, in addition to certain other fees, each as agreed between Bear Peak Funding and BNPP.

The current principal amount as of December 31, 2022 is €500 million. Proceeds from borrowings under the credit facility may be used to fund portfolio investments by Bear Peak Funding and to make advances under delayed draw term loans and revolving loans where Bear Peak Funding is a lender.

The period during which Bear Peak Funding may make borrowings under the Bear Peak Funding Facility expires on October 10, 2025, and the Bear Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by October 10, 2027.

Revolving Credit Facility

On May 18, 2021, the Company, entered into a senior secured credit facility (which was most recently amended and restated on May 6, 2022, and as further amended from time to time, the “Revolving Credit Facility”) with Citi. Citi serves as administrative agent and collateral agent.

The Revolving Credit Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. Borrowings under the Revolving Credit Facility are subject to compliance with a borrowing base. The Revolving Credit Facility provides for the issuance of letters of credit on behalf of the Company in an aggregate face amount not to exceed $175 million. Proceeds from the borrowings under the Revolving Credit Facility may be used for general corporate purposes of the Company and its subsidiaries. The period during which the Company may make borrowings on the Revolving Credit Facility expires on May 6, 2026, and the Revolving Credit Facility will mature and all amounts outstanding under the credit facility must be repaid by May 6, 2027, pursuant to an amortization schedule.

Borrowings under the Revolving Credit Facility bear interest at a per annum rate equal to, (x) for loans for which the Company elects the base rate option, the “alternate base rate” (which is the greatest of (a) the prime rate as publicly announced by Citi, (b) the sum of (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System plus (ii) 0.5%, and (c) one month adjusted term SOFR plus 1% per annum) plus (A) if the gross borrowing base is equal to or greater than 1.6 times the combined revolving debt amount, 0.75%, or (B) if the gross borrowing base is less than 1.6 times the combined revolving debt amount, 0.875%, and (y) for all other loans, the applicable benchmark rate for the related Interest Period for such Borrowing plus (A) if the gross borrowing base is equal to or greater than 1.6 times the combined revolving debt amount, 1.75%, or (B) if the gross borrowing base is less than 1.6 times the combined revolving debt amount, 1.875%. The Company pays an unused fee of 0.375% per annum on the daily unused amount of the revolver commitments. The Company will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the Revolving Credit Facility.

The Company’s obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s assets.

In connection with the Revolving Credit Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition, the Company must comply with the following financial covenants: (a) the Company must maintain a minimum shareholders’ equity, measured as of each fiscal quarter end; and (b) the Company must maintain at all times a 150% asset coverage ratio.

The Revolving Credit Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Citi may terminate the commitments and declare the outstanding advances and all other obligations under the Revolving Credit Facility immediately due and payable.

As of December 31, 2022 and December 31, 2021, the Company was in compliance with all covenants and other requirements of the Revolving Credit Facility.

Private Placement Bonds

The Company issued unsecured notes, as further described below: June 2024 Notes, June 2026 Notes, May 2027 Notes and October 2027 Notes, which are collectively referred to as the “Private Placement Bonds.”

As of December 31, 2022 and December 31, 2021, the Company was in compliance with all covenants and other requirements of each of the Private Placement Bonds.

June 2024 Notes

On June 21, 2021, the Company entered into a Note Purchase Agreement (the “2021 Note Purchase Agreement”) governing the issuance of $435.0 million in aggregate principal amount of its 2.56% Series A Senior Notes (the “June 2024 Notes”) to qualified institutional investors in a private placement. The June 2024 Notes were issued on June 21, 2021 and will mature on June 21, 2024 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the June 2024 Notes will be due semiannually on June 3 and December 3. In addition, the Company is obligated to offer to repay the June 2024 Notes at par if certain change in control events occur. The June 2024 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. In addition, in the event that June 2024 notes receive a below investment grade rating by either one rating agency if there are only one or two rating agencies providing ratings of the June 2024 Notes, or two-thirds of the rating agencies if there are three rating agencies who are rating the notes (a

“Below Investment Grade Event”), the June 2024 Notes will bear interest at a fixed rate of 3.56% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.

In connection with the June 2024 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 2.56% and pays a floating interest rate of SOFR +0.93% on a notional amount of $435 million. The Company designated this interest rate swap and the June 2024 Notes in a qualifying hedge accounting relationship.

June 2026 Notes

On August 17, 2021, the Company entered into the first supplement (the “First Supplement”) to the 2021 Note Purchase Agreement, governing the issuance of $400.0 million in aggregate principal amount of its 3.27% Series B Senior Notes (the “June 2026 Notes”) to qualified institutional investors in a private placement. The June 2026 Notes were issued on June 21, 2021 and will mature on June 21, 2026 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the June 2026 Notes will be due semiannually on February 17 and August 17. In addition, the Company is obligated to offer to repay the June 2026 Notes at par if certain change in control events occur. The June 2026 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. In addition, in the event of a Below Investment Grade Event, the June 2026 Notes will bear interest at a fixed rate of 4.27% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.

May 2027 Notes

On May 3, 2022, the Company entered into a Note Purchase Agreement (the “May 2022 Note Purchase Agreement”) governing the issuance of $625.0 million in aggregate principal amount 5.61% Series A Senior Notes (the “May 2027 Notes”) to qualified institutional investors in a private placement. The May 2027 Notes were issued on May 3, 2022 and will mature on May 3, 2027 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the May 2027 Notes will be due semiannually. In addition, the Company is obligated to offer to repay the May 2027 Notes at par if certain change in control events occur. The May 2027 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. In addition, in the event that a Below Investment Grade Event occurs, the May 2027 Notes will bear interest at a fixed rate of 6.61% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.

In connection with the May 2027 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 5.61% and pays a floating interest rate of SOFR + 2.79% on a notional amount of $625 million. The Company designated this interest rate swap and the May 2027 Notes in a qualifying hedge accounting relationship.

October 2027 Notes

On October 11, 2022, the Company entered into a Master Note Purchase Agreement (the “October 2022 Note Purchase Agreement”) governing the issuance of $350.0 million in aggregate principal amount of its 7.49% Series D Senior Notes (the “October 2027 Notes”) to qualified institutional investors in a private placement. The

October 2027 Notes were issued on October 11, 2022 for an aggregate issue price of $345.6 million, or $987.57 per $1,000 principal amount of the October 2027 Notes, and will mature on October 11, 2027 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the Notes will be due semiannually. In addition, the Company is obligated to offer to repay the October 2027 Notes at par if certain change in control events occur. The October 2027 Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured, unsubordinated indebtedness issued by the Company. In addition, in the event that a Below Investment Grade Event (as defined in the October 2022 Note Purchase Agreement) occurs, the October 2027 Notes will bear interest at a fixed rate of 8.49% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.

In connection with the October 2027 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 7.49% and pays a floating interest rate of three-month term SOFR + 3.72% on a notional amount of $350 million. The Company designated this interest rate swap and the October 2027 Notes in a qualifying hedge accounting relationship.

Unsecured Notes

The Company issued unsecured notes, as further described below: September 2024 Notes, December 2026 Notes, November 2026 Eurobonds, November 2024 Notes, March 2027 Notes, January 2025 Notes, January 2029 Notes, March 2025 Notes, April 2026 UK Bonds, September 2025 Notes, which are collectively referred to as the “Unsecured Notes.”

The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the Unsecured Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in each respective indenture governing the Unsecured Notes (the “Unsecured Notes Indentures”).

In addition, on the occurrence of a “change of control repurchase event,” as defined in each respective Unsecured Notes Indenture, the Company will generally be required to make an offer to purchase the outstanding Unsecured Notes at a price equal to 100% of the principal amount of such Unsecured Notes plus accrued and unpaid interest to the repurchase date.

As of December 31, 2022 and December 31, 2021, the Company was in compliance with all covenants and other requirements of each of the Unsecured Notes.

September 2024 Notes

On September 15, 2021, the Company issued $365.0 million aggregate principal amount of 1.750% notes due 2024 (the “September 2024 Notes”) pursuant to an indenture (the “Base Indenture”) and a supplemental indenture, each dated as of September 15, 2021 (and together with the Base Indenture, the “September 2024 Notes Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association, the “Trustee”).

The September 2024 Notes will mature on September 15, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2024 Notes Indenture. The September 2024 Notes bear interest at a rate of 1.750% per year payable semi-annually on March 15 and September 15 of each year, commencing on March 15, 2022. The September 2024 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the September 2024 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the September 2024 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 1.75% and pays a floating interest rate of SOFR + 0.08% on a notional amount of $365 million. The Company designated this interest rate swap and the September 2024 Notes in a qualifying hedge accounting relationship.

December 2026 Notes

On September 15, 2021, the Company issued $900.0 million aggregate principal amount of 2.625% notes due 2026 (the “December 2026 Notes”) pursuant to a supplemental indenture, dated as of September 15, 2021 (and together with the Base Indenture, the “December 2026 Notes Indenture”), to the Base Indenture between the Company and the Trustee.

The December 2026 Notes will mature on December 15, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the December 2026 Notes Indenture. The December 2026 Notes bear interest at a rate of 2.625% per year payable semi-annually on June 15 and December 15 of each year, commencing on June 15, 2022. The December 2026 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the December 2026 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

On October 13, 2021, the Company issued $350 million aggregate principal amount of 2.625% Notes due 2026 (“December 2026 Notes Upsize”) under the Company’s Base Indenture and December 2026 Notes Indenture. The December 2026 Notes Upsize were issued as “Additional Notes” under the December 2026 Notes Indenture and have identical terms to the Company’s $900.0 million December 2026 Notes that were issued on September 15, 2021, other than the issue date and the issue price. The December 2026 Notes Upsize will be treated as a single class of notes with the December 2026 Notes for all purposes under the Indenture.

In connection with the December 2026 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 2.625% and pays a floating interest rate of SOFR + 0.26% on a notional amount of $1,250 million. The Company designated this interest rate swap and the December 2026 Notes in a qualifying hedge accounting relationship.

November 2026 Eurobonds

On November 2, 2021, the Company issued €500 million aggregate principal amount of 1.750% notes due 2026 (the “November 2026 Eurobonds”) pursuant to a supplemental indenture, dated as of November 2, 2021 (and together with the Base Indenture, the “November 2026 Eurobonds Indenture”), to the Base Indenture between the Company and the Trustee.

The November 2026 Eurobonds will mature on November 30, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the November 2026 Eurobonds Indenture. The November 2026 Eurobonds bear interest at a rate of 1.750% per year payable annually on November 30 of each year, commencing on November 30, 2021. The November 2026 Eurobonds are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the November 2026 Eurobonds, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

November 2024 Notes

On November 22, 2021, the Company issued $500.0 million aggregate principal amount of 2.350% notes due 2024 (the “November 2024 Notes”) pursuant to a supplemental indenture, dated as of November 22, 2021 (and together with the Base Indenture, the “November 2024 Notes Indenture”), between the Company and the Trustee.

The November 2024 Notes will mature on November 22, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the November 2024 Notes Indenture. The November 2024 Notes bear interest at a rate of 2.350% per year payable semi-annually on May 22 and November 22 of each year, commencing on May 22, 2022. The November 2024 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the November 2024 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the November 2024 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 2.350% and pays a floating interest rate of SOFR + 0.66% on a notional amount of $500.0 million. The Company designated this interest rate swap and the November 2024 Notes in a qualifying hedge accounting relationship.

March 2027 Notes

On November 22, 2021, the Company issued $1.0 billion aggregate principal amount of 3.250% notes due 2024 (the “March 2027 Notes”) pursuant to a supplemental indenture, dated as of November 22, 2021 (and together with the Base Indenture, the “March 2027 Notes Indenture”), between the Company and the Trustee.

The March 2027 Notes will mature on March 15, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2027 Notes Indenture. The March 2027 Notes bear interest at a rate of 3.250% per year payable semi-annually on March 15 and September 15 of each year, commencing on March 15, 2022. The March 2027 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the March 2027 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

January 2025 Notes

On January 18, 2022, the Company issued $500.0 million aggregate principal amount of 2.700% notes due in 2025 (the “January 2025 Notes”) pursuant to a supplemental indenture, dated as of January 18, 2022 (and together with the Base Indenture, the “January 2025 Notes Indenture”), to the Base Indenture between the Company and the Trustee.

The January 2025 Notes will mature on January 15, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2025 Notes Indenture. The January 2025 Notes bear interest at a rate of 2.700% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2022. The January 2025 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the January 2025 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the January 2025 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 2.70% and pays a floating interest rate of SOFR + 0.99% on a notional amount of $500 million. The Company designated this interest rate swap and the January 2025 Notes in a qualifying hedge accounting relationship.

January 2029 Notes

On January 18, 2022, the Company issued $650.0 million aggregate principal amount of 4.000% notes due in 2029 (the “January 2029 Notes”) pursuant to a supplemental indenture, dated as of January 18, 2022 (and together with the Base Indenture, the “January 2029 Notes Indenture”), to the Base Indenture between the Company and the Trustee.

The January 2029 Notes will mature on January 15, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2029 Notes Indenture. The January 2029 Notes bear interest at a rate of 4.000% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2022. The January 2029 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the January 2029 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

March 2025 Notes

On March 24, 2022, the Company issued $900.0 million aggregate principal amount of 4.700% notes due in 2025 (the “March 2025 Notes”) pursuant to a supplemental indenture, dated as of March 24, 2022 (and together with the Base Indenture, the “March 2025 Notes Indenture”), to the Base Indenture between the Company and the Trustee.

The March 2025 Notes will mature on March 24, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2025 Notes Indenture. The March 2025 Notes bear interest at a rate of 4.700% per year payable semi-annually on March 24 and September 24 of each year, commencing on September 24, 2022. The March 2025 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the March 2025 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the March 2025 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 4.70% and pays a floating interest rate of SOFR + 2.43% on notional amounts of $500 million and $400 million. The Company designated this interest rate swap and the March 2025 Notes in a qualifying hedge accounting relationship.

April 2026 UK Bonds

On April 14, 2022, the Company issued £250.0 million in aggregate principal amount of its 4.875% notes due 2026 (the “April 2026 UK Bonds”) pursuant to a supplemental indenture, dated as of April 14, 2022 (and together with the Base Indenture, the “April 2026 UK Bonds Indenture”), to the Base Indenture between the Company and the Trustee.

The April 2026 UK Bonds will mature on April 14, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the April 2026 UK Bonds Indenture. The April 2026 UK Bonds bear interest at a rate of 4.875% per year payable annually on April 14 of each year, commencing April 14, 2023. The April 2026 UK Bonds are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the April 2026 UK Bonds, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the April 2026 UK Bonds, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 4.875% and pays a floating interest rate of SONIA + 2.78% on a notional amount of £250.0 million. The Company designated this interest rate swap and the April 2026 UK Bonds in a qualifying hedge accounting relationship.

September 2025 Notes

On September 27, 2022, the Company issued $600.0 million aggregate principal amount of 7.050% notes due in 2025 (the “September 2025 Notes”) pursuant to a supplemental indenture, dated as of September 27, 2022 (and together with the Base Indenture, the “September 2025 Notes Indenture”), to the Base Indenture between the Company and the Trustee.

The September 2025 Notes will mature on September 29, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2025 Notes Indenture. The September 2025 Notes bear interest at a rate of 7.050% per year payable semi-annually on March 29 and September 29 of each year, commencing on March 29, 2023. The September 2025 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the September 2025 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the September 2025 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 7.050% and pays a floating interest rate of SOFR + 2.93% on a notional amount of $600.0 million. The Company designated this interest rate swap and the September 2025 Notes in a qualifying hedge accounting relationship.

On November 17, 2022, the Company issued $200 million aggregate principal amount of 7.050% Notes due 2025 (“September 2025 Notes Upsize”) under the Company’s Base Indenture and September 2025 Notes Indenture. The September 2025 Notes Upsize were issued as “Additional Notes” under the September 2025 Notes Indenture and have identical terms to the Company’s $600.0 million September 2025 Notes that were issued on September 27, 2022, other than the issue date and the issue price. The September 2026 Notes Upsize will be treated as a single class of notes with the September 2026 Notes for all purposes under the Indenture.

In connection with the September 2025 Notes Upsize, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement, the Company receives a fixed interest rate of 7.050% and pays a floating interest rate of SOFR + 2.97% on a notional amount of $200.0 million. The Company designated this interest rate swap and the September 2025 Notes Upsize in a qualifying hedge accounting relationship.

Debt Securitizations

The Company has determined that the securitization vehicles noted below operate as an extension of the Company and therefore, will be consolidated by the Company.

2021-1 BSL Debt Securitization

On June 29, 2021, the Company completed a $876.6 million term debt securitization (the “2021-1 BSL Debt Securitization”), $819.5 million of which was funded on the closing date. Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2021-1 BSL Debt Securitization (collectively, the “2021-1 BSL Notes”) were issued by BCRED BSL CLO 2021-1, Ltd. (“BCRED BSL CLO Issuer”), a special purpose vehicle with its ordinary shares owned in a Cayman Islands charitable trust, and BCRED BSL CLO 2021-1, LLC, wholly-owned subsidiary of BCRED BSL CLO Issuer (collectively, the “2021-1 BSL Issuers”), and are secured by a diversified portfolio of senior secured loans and participation interests therein. The Company holds the subordinated notes of BCRED BSL CLO Issuer representing a residual economic interest in BCRED BSL CLO Issuer.

The following table presents information on the secured and unsecured notes issued in the 2021-1 BSL Debt Securitization:

		December 31, 2022
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A Notes	Senior Secured Floating Rate	$499,800	L + 1.25%	Aaa
Class B Notes	Senior Secured Floating Rate	38,760	L + 1.80%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	59,160	L + 2.15%	A2
Class D Notes	Mezzanine Secured Deferrable Floating Rate	65,280	L + 3.35%	Baa3
Class E Notes (1)	Junior Secured Deferrable Floating Rate	—	L + 7.00%	Ba3

Total Secured Notes		663,000
Subordinated Notes (2)		156,500	None	Not rated

Total 2021-1 BSL Notes		$819,500

(1)	The Class E Notes were initially issued as unfunded, undrawn class of notes, in the amount of $57.1 million, that may be funded after closing at direction of the Company.
(2)	The Company retained all of the Subordinated Notes issued in the 2021-1 Debt Securitization which are eliminated in consolidation.

The 2021-1 BSL Notes mature in July 2034, unless redeemed by the 2021-1 BSL Issuers, at the direction of the Company as holder of the Subordinated Notes on any business day after July 20, 2023. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the 2021-1 BSL Issuers. The Class A Notes, Class B Notes, Class C Notes and Class D Notes are the secured obligations of the 2021-1 BSL Issuers and the Class E Notes and Subordinated Notes are the unsecured obligations of BCRED BSL CLO Issuer. The indenture governing the 2021-1 BSL Notes includes customary covenants and events of default.

The 2021-1 BSL Notes have not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to BCRED BSL CLO Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

2021-2 Debt Securitization

On November 1, 2021, the Company completed a $603.7 million term debt securitization (the “2021-2 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2021-2 Debt Securitization (collectively, the “2021-2 Notes”) were issued by BCRED BSL CLO 2021-2, Ltd. (“BCRED BSL CLO 2 Issuer”), a special purpose vehicle with its ordinary shares owned in a Cayman Islands charitable trust, and BCRED BSL CLO 2021-2, LLC, a wholly-owned subsidiary of BCRED BSL CLO 2 Issuer (collectively, the “2021-2 Issuers”), and are secured by a diversified portfolio of senior secured loans and participation interests therein. The Company holds the subordinated notes of BCRED BSL CLO 2 Issuer representing a residual economic interest in BCRED BSL CLO 2 Issuer.

The following table presents information on the secured and unsecured notes issued in the 2021-2 Debt Securitization:

		December 31, 2022
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A-L Loans	Senior Secured Floating Rate	$218,000	L + 1.22%	Aaa
Class A Notes	Senior Secured Floating Rate	149,500	L + 1.22%	Aaa
Class B Notes	Senior Secured Floating Rate	38,100	L + 1.75%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	48,000	L + 2.05%	Not rated
Class D Notes	Mezzanine Secured Deferrable Floating Rate	52,200	L + 3.15%	Not rated

Total Secured Notes		505,800
Subordinated Notes (1)		97,850	None	Not rated

Total 2021-2 Notes		$603,650

(1)	The Company retained all of the Subordinated Notes issued in the 2021-2 Debt Securitization which are eliminated in consolidation.

The 2021-2 Notes mature in October 2034, unless redeemed by the 2021-2 Issuers, at the direction of the Company as holder of the Subordinated Notes on any business day after October 20, 2023. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the 2021-2 Issuers. The Class A-L Loans, Class A Notes, Class B Notes, Class C Notes and Class D Notes are the secured obligations of the 2021-2 Issuers and the Subordinated Notes are the unsecured obligations of BCRED BSL CLO 2 Issuer. The indenture governing the 2021-2 Notes and the credit agreement governing the Class A-L Loans include customary covenants and events of default.

The 2021-2 Notes have not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to BCRED BSL CLO 2 Issuer. under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

2021-1 MML Debt Securitization

On December 15, 2021, the Company completed a $1,001.0 million term debt securitization (the “MML 2021-1 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the MML 2021-1 Debt Securitization (collectively, the “MML 2021-1 Notes”) were issued by BCRED MML CLO 2021-1 LLC (the “MML 2021-1 Issuer”), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of middle market loans and participation interests therein.

The following table presents information on the secured and unsecured notes issued in the MML 2021-1 Debt Securitization:

		December 31, 2022
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A Loans	Senior Secured Floating Rate	$50,000	L + 1.48%	Aaa
Class A Notes	Senior Secured Floating Rate	480,000	L + 1.48%	Aaa
Class B Notes	Senior Secured Floating Rate	80,000	L + 1.90%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	80,000	L + 2.60%	A2

Total Secured Notes		690,000
Subordinated Notes (1)		311,000	None	Not rated

Total MML 2021-1 Notes		$1,001,000

(1)	The Company retained all of the Subordinated Notes issued in the 2021-2 Debt Securitization which are eliminated in consolidation.

The Company retained all of the Subordinated Notes issued in the Debt Securitization in part in exchange for the Company’s sale and contribution to the Issuer of the initial closing date portfolio. The Debt is scheduled to mature on January 15, 2035; however the Debt may be redeemed by the Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after December 15, 2023. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the Issuer. The Class A Notes, the Class A Loans, Class B Notes and Class C Notes are secured obligations of the Issuer, the Subordinated Notes are the unsecured obligations of the Issuer, and the indenture governing the Notes and the credit agreement governing the Class A Loans, each include customary covenants and events of default.

The MML 2021-1 Debt has not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the MML 2021-1 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

2022-1 MML Debt Securitization

On March 15, 2022, the Company completed a $1.09 billion term debt securitization (the “MML 2022-1 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the MML 2022-1 Debt Securitization (collectively, the “MML 2022-1 Notes”) were issued by BCRED MML CLO 2022-1 LLC (the “MML 2022-1 Issuer”), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of middle market loans and participation interests therein.

The following table presents information on the secured and unsecured notes issued in the MML 2022-1 Debt Securitization:

		December 31, 2022
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A-1 Notes	Senior Secured Floating Rate	$525,000	SOFR + 1.65%	Aaa
Class A-2 Notes	Senior Secured Fixed	80,000	3.41%	Aaa
Class B Notes	Senior Secured Floating Rate	66,000	SOFR + 2.00%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	88,000	SOFR + 2.75%	A2

Total Secured Notes		759,000
Subordinated Notes (1)		331,360	None	Not rated

Total MML 2022-1 Notes		$1,090,360

(1)	The Company retained all of the Subordinated Notes issued in the MML 2022-1 Debt Securitization which are eliminated in consolidation.

The Company retained all of the Subordinated Notes issued in the MML 2022-1 Debt Securitization in part in exchange for the Company’s sale and contribution to the MML 2022-1 Issuer of the initial closing date portfolio. The MML 2022-1 Notes are scheduled to mature on April 20, 2035; however the MML 2022-1 Notes may be redeemed by the MML 2022-1 Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after April 20, 2024. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the MML 2022-1 Issuers. The Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes are secured obligations of the MML 2022-1 Issuer, the Subordinated Notes are the unsecured obligations of the MML 2022-1 Issuer, and the indenture governing the MML 2022-1 Notes includes customary covenants and events of default.

MML 2022-1 Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the MML 2022-1 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

2022-1 BSL Debt Securitization

On June 9, 2022, the Company completed a $589.75 million term debt securitization (the “2022-1 BSL Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2022-1 BSL Debt Securitization (collectively, the “2022-1 BSL Notes”) were issued by BCRED BSL CLO 2022-1, Ltd. (the “2022-1 BSL Issuer”), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and BCRED BSL CLO 2022-1, LLC (the “2022-1 BSL Co-Issuer”), and are primarily secured by a diversified portfolio of broadly syndicated loans and participation interests therein.

The following table presents information on the secured and unsecured notes issued in the 2022-1 BSL Debt Securitization:

		December 31, 2022
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A-1A Notes	Senior Secured Floating Rate	$292,000	SOFR + 1.58%	Aaa	(sf)
Class A-1B Notes	Senior Secured Fixed Rate	50,000	4.34%	Aaa	(sf)
Class A-2 Notes	Senior Secured Floating Rate	12,000	SOFR + 2.00%	AAA	(sf)
Class B-1 Notes	Senior Secured Floating Rate	40,000	SOFR + 2.35%	AA	(sf)
Class B-2 Notes	Senior Secured Fixed Rate	26,000	4.98%	AA	(sf)
Class C Notes (1)	Secured Deferrable Floating Rate	51,000	SOFR + 2.60%	A	(sf)
Class D Notes (1)	Mezzanine Secured Deferrable Floating Rate	39,000	SOFR + 3.69%	BBB-	(sf)
Class E Notes (1)	Junior Secured Deferrable Floating Rate	21,000	SOFR + 7.33%	BB-	(sf)

Total Secured Notes		531,000
Subordinated Notes (1)		58,750	None	Not rated

Total MML 2022-1 Notes		$589,750

(1)	The Company retained all of the Class C Notes, the Class D Notes, the Class E Notes and the Subordinated Notes issued in the 2022-1 BSL Debt Securitization which are eliminated in consolidation.

The Company retained all of the Class C Notes, the Class D Notes, the Class E Notes and the Subordinated Notes issued in the 2022-1 BSL Debt Securitization. The 2022-1 BSL Notes are scheduled to mature on July 20, 2035; however the 2022-1 BSL Notes may be redeemed by the 2022-1 BSL Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after, in the case of any Class of Notes other than the Class A-1 Notes, July 20, 2024, and in the case of the Class A-1 Notes, July 20, 2035. The Class A-1 Notes, Class A-2 Notes, Class B Notes, Class C Notes and Class D Notes are secured obligations of the 2022-1 BSL Issuer and the 2022-1 BSL Co-Issuer, the Class E Notes are the secured obligations of the 2022-1 BSL Issuer, the Subordinated Notes are the unsecured obligations of the 2022-1 BSL Issuer, and the indenture governing the 2022-1 BSL Notes includes customary covenants and events of default.

The 2022-1 BSL Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the 2022-1 BSL Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

2022-2 MML Debt Securitization

On August 12, 2022, the Company completed a $498.105 million term debt securitization (the “MML 2022-2 Debt Securitization”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes and loans offered in the MML 2022-2 Debt Securitization (collectively, the “Debt”) were issued (or incurred, as applicable) by BCRED MML CLO 2022-2 LLC (the “MML 2022-2 Issuer”), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of middle market loans and participation interests therein.

The following table presents information on the secured and unsecured notes issued and the secured loans incurred in the MML 2022-2 Debt Securitization:

		December 31, 2022
Description	Type	Principal Outstanding		Interest Rate	Credit Rating
Class A-L Notes	Senior Secured Floating Rate	$275,000		SOFR + 2.10%	Aaa	(sf)
Class B-1 Notes	Senior Secured Floating Rate	14,000		SOFR + 3.35%	Aa2
Class B-2 Notes	Senior Secured Fixed Rate	11,500		5.88%	Aa2
Class C Notes (1)	Mezzanine Secured Deferrable Floating Rate	40,500		SOFR + 2.50%	A2

Total Secured Notes		341,000
Subordinated Notes (1)	Subordinated	157,105	B	None	Not rated

Total Debt		498,105

(1)	The Company retained all of the Class C Notes and the Subordinated Notes issued in the 2022-2 MML Debt Securitization which are eliminated in consolidation.

The Company retained all of the Class C Notes and the Subordinated Notes issued in the MML 2022-2 Debt Securitization in part in exchange for the Company’s sale and contribution to the MML 2022-2 Issuer of the initial closing date portfolio. The Debt is scheduled to mature on July 18, 2034; however the Debt may be redeemed by the MML 2022-2 Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after August 12, 2024. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the Issuers. The Class A-L Loans, Class B-1 Notes, Class B-2 Notes and Class C Notes are secured obligations of the MML 2022-2 Issuer, the Subordinated Notes are the unsecured obligations of the MML 2022-2 Issuer, and the indenture governing the Debt includes customary covenants and events of default.

The Debt has not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the MML 2022-2 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

Short-Term Borrowings

Master Repurchase Agreements

On June 15, 2021 and June 16, 2021, the Company entered into Master Repurchase Agreements (the “Repurchase Agreements”) with certain banks to provide short-term borrowings which the Company utilizes from time-to-time to manage its working capital needs. As part of the Repurchase Agreements, the Company can sell a security to the lender for cash with an agreement to buy it back in the future at a pre-determined price. The Company’s ability to draw down borrowings under the agreement is subject to 1940 Act leverage limitations and dependent on the Company pledging eligible assets to the banks as collateral. No commitment fees were paid in connection with execution of these agreements. Certain of the Company’s investments serve as collateral for the Company’s obligations under the Repurchase Agreements and the carrying value of pledged investments was $426.8 million as of December 31, 2022.

As of December 31, 2022 and December 31, 2021, the Company had $253.7 million and $218.2 million, respectively, of short-term borrowings under the Repurchase Agreements.

As of December 31, 2022 and December 31, 2021, short-term borrowings under the Repurchase Agreements bore interest at an average applicable margin of 4.38% and 2.13% per annum, respectively.

Other Short-Term Borrowings

In order to finance certain investment transactions, the Company may, from time to time, enter into financing agreements, whereby the Company transfers to a third party an investment that it holds in exchange for cash for a period of time, generally not to exceed 180-days from the date it was sold (each a “Short Term Financing Transaction”). At the expiration of the agreement, the Company returns the cash and interest to the third party and receives the original investment transferred.

As of December 31, 2022 and December 31, 2021, respectively, the Company had $365.7 million and $500.0 million of borrowings under Short Term Financing Transactions with third parties. Certain of the Company’s investments serve as collateral for the Company’s obligations under the Short Term Financing Transactions and the carrying value of pledged investments was $371.0 million and $494.0 million as of December 31, 2022 and December 31, 2021, respectively.

Short-term borrowings under Short Term Financing Transactions bore interest at an applicable margin of 7.35% and 2.62% per annum as of December 31, 2022 and December 31, 2021, respectively.

In accordance with ASC 860, Transfers and Servicing, the Master Repurchase Agreements and the Short Term Financing Transactions meet the criteria for secured borrowings. Accordingly, the investment financed by these agreements remains on the Company’s Consolidated Statements of Assets and Liabilities as an asset, and the Company records a liability to reflect its obligation to a third party which is reported as debt on the Company’s Statements of Assets and Liabilities. The obligation is secured by the respective investment that is the subject of the agreement. Interest expense associated with the Master Repurchase Agreements and the Short Term Financing Transactions is reported on the Company’s Consolidated Statements of Operations within Interest expense.

The Company’s outstanding debt obligations were as follows:

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Bard Peak Funding Facility (3)	$1,650,000	$1,235,414	$1,235,414	$—	$414,586	$414,586
Castle Peak Funding Facility (3)	1,600,000	1,146,600	1,146,600	—	453,400	166,697
Maroon Peak Funding Facility	300,000	300,000	300,000	—	—	—

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Summit Peak Funding Facility (3)	$2,300,000	$1,691,844	$1,691,844	$—	$608,156	$15,377
Denali Peak Funding Facility	750,000	749,800	749,800	—	200	200
Bushnell Peak Funding Facility	600,000	400,000	400,000	—	200,000	69,559
Granite Peak Funding Facility	750,000	647,600	647,600	—	102,400	102,134
Middle Peak Funding Facility	800,000	596,950	596,950	—	203,050	203,050
Bison Peak Funding Facility	1,500,000	1,182,000	1,182,000	—	318,000	233,740
Blanca Peak Funding Facility	1,500,000	1,081,000	1,081,000	—	419,000	360,054
Windom Peak Funding Facility (3)	2,000,000	1,741,465	1,741,465	—	258,535	258,535
Monarch Peak Funding Facility	2,000,000	873,400	873,400	—	1,126,600	968,726
Borah Peak Funding Facility	400,000	223,000	223,000	—	177,000	35,951
2022-1 BSL WH	300,000	148,000	148,000	—	152,000	152,000
Naomi Peak Funding Facility	400,000	400,000	400,000	—	—	—
Meridian Peak Funding Facility	500,000	170,000	170,000	—	330,000	330,000
Haydon Peak Funding Facility	500,000	49,000	49,000	—	451,000	373,519
Bear Peak Funding Facility (3)	468,494	166,031	166,031	—	302,463	130,772
Revolving Credit Facility (4)	5,150,000	1,470,758	1,470,758	—	3,679,242	2,326,743
June 2024 Notes (5)	435,000	435,000	413,963	1,912	—	—
June 2026 Notes	400,000	400,000	397,611	2,389	—	—
May 2027 Notes (5)	625,000	625,000	596,809	2,402	—	—
October 2027 Notes (5)	350,000	350,000	345,618	3,356	—	—
September 2024 Notes (5)	365,000	365,000	345,353	2,015	—	—
December 2026 Notes (5)	1,250,000	1,250,000	1,162,596	19,084	—	—
November 2026 Eurobonds	534,975	534,975	529,223	5,752	—	—
November 2024 Notes (5)	500,000	500,000	471,336	3,083	—	—
March 2027 Notes	1,000,000	1,000,000	988,597	11,403	—	—
January 2025 Notes (5)	500,000	500,000	470,441	3,460	—	—
January 2029 Notes	650,000	650,000	639,254	10,746	—	—
March 2025 Notes (5)	900,000	900,000	853,359	6,527	—	—
April 2026 UK Bonds (5)	301,725	301,725	278,946	2,890	—	—

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
September 2025 Notes (5)	$800,000	$800,000	$786,332	$10,952	$—	$—
2021-1 BSL Notes	663,000	663,000	661,997	1,003	—	—
2021-2 Notes	505,800	505,800	504,255	1,545	—	—
MML 2021-1 Debt	690,000	690,000	685,884	4,116	—	—
MML 2022-1 Debt	759,000	759,000	753,600	5,400	—	—
2022-1 BSL Debt	420,000	420,000	418,408	1,592	—	—
MML 2022-2 Debt	300,500	300,500	297,837	2,663	—	—
Short-Term Borrowings	619,377	619,377	619,377	—	—	—

Total	$36,037,871	$26,842,239	$26,493,658	$102,290	$9,195,632	$6,141,643

(1)	The unused portion is the amount upon which commitment fees, if any, are based.
(2)	The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)	Under certain SPV Financing Facilities, the company is permitted to borrow in USD and currencies other currencies.

Under the Bard Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 94.1 million

•	Euros (EUR) 66.0 million

•	British Pounds (GBP) 50.0 million

Under the Castle Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 48.8 million

•	Euros (EUR) 36.0 million

•	British Pounds (GBP) 42.4 million

Under the Summit Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 132.7 million

•	British Pounds (GBP) 6.1 million

Under the Windom Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	British Pounds (GBP) 43.6 million

Under the Bear Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	Euros (EUR) 75.0 million

•	British Pounds (GBP) 50.7 million

(4)	Under the Revolving Credit Facility, the Company is permitted to borrow in USD or certain other currencies. As of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 247.1 million

•	Euros (EUR) 49.0 million

•	British Pounds (GBP) 608.8 million

•	Swiss Franc (CHF) 102.6 million

(5)	Carrying value is inclusive of adjustment for the change in fair value of effective hedge relationship.

	December 31, 2021
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Bard Peak Funding Facility	$1,650,000	$879,000	$879,000	$—	$771,000	$—
Castle Peak Funding Facility (3)	1,600,000	1,171,809	1,171,809	—	428,191	131,041
Maroon Peak Funding Facility	700,000	483,952	483,952	—	216,048	216,048
Summit Peak Funding Facility (3)	2,000,000	1,643,154	1,643,154	—	356,846	86,767
Denali Peak Funding Facility	675,000	668,400	668,400	—	6,600	6,600
Bushnell Peak Funding Facility	600,000	395,500	395,500	—	204,500	98,376
Granite Peak Funding Facility	250,000	248,000	248,000	—	2,000	2,000
Middle Peak Funding Facility	800,000	799,550	799,550	—	450	68
Bison Peak Funding Facility	1,500,000	1,320,800	1,320,800	—	179,200	69,364
Blanca Peak Funding Facility	1,000,000	892,800	892,800	—	107,200	107,200
Windom Peak Funding Facility (3)	1,000,000	989,759	989,759	—	10,241	6,471
Monarch Peak Funding Facility	1,000,000	567,400	567,400	—	432,600	68,250
Revolving Credit Facility (4)	3,250,000	1,144,422	1,144,422	—	2,105,578	2,105,578
June 2024 Notes	435,000	435,000	431,854	3,146	—	—
June 2026 Notes	400,000	400,000	396,952	3,048	—	—
September 2024 Notes	365,000	365,000	361,805	3,195	—	—
December 2026 Notes	1,250,000	1,250,000	1,227,844	22,156	—	—
November 2026 Eurobonds (5)	569,958	569,958	563,695	6,263	—	—
November 2024 Notes	500,000	500,000	496,054	3,946	—	—
March 2027 Notes	1,000,000	1,000,000	987,298	12,702	—	—
2021-1 BSL Notes	663,000	663,000	661,910	1,090	—	—
2021-2 Notes	505,800	505,800	504,124	1,676	—	—
MML 2021-1 Debt	690,000	690,000	685,696	4,304	—	—
Short-Term Borrowings	718,156	718,156	718,156	—	—	—

Total	$23,121,914	$18,301,460	$18,239,934	$61,526	$4,820,454	$2,897,763

(1)	The unused portion is the amount upon which commitment fees, if any, are based.
(2)	The amount available reflects any limitations related to each respective credit facility’s borrowing base.

(3)	Under certain SPV Financing Facilities, the company is permitted to borrow in USD and certain other currencies.

Under the Castle Peak Funding Facility, as of December 31, 2021, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 60.0 million.

•	British Pounds (GBP) 42.4 million.

Under the Summit Peak Funding Facility, the Company had borrowings of CAD 60.0 million.

Under the Windom Peak Funding Facility, the Company had borrowings of GBP 43.6 million.

(4)	Under the Revolving Credit Facility, the Company may borrow in USD or certain other currencies. As of December 31, 2021, the Company had borrowings denominated in the following currencies:

•	CAD 46.8 million and

•	GBP 156.9 million.

As of December 31, 2022 and December 31, 2021, $395.8 million and $47.7 million, respectively, of interest expense and $12.9 million and $2.6 million, respectively, of unused commitment fees were included in interest payable. For the year ended December 31, 2022 and December 31, 2021, the weighted average interest rate on all borrowings outstanding was 4.03% and 2.21%, respectively (including unused fees and accretion of net discounts on unsecured debt) and the average principal debt outstanding was $23,930.7 million and $6,153.4 million, respectively.

The components of interest expense were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Borrowing interest expense	$908,086	$127,795
Facility unused fees	34,471	5,236
Accretion of original issue discount	19,217	2,985
Amortization of financing costs and debt issuance costs	26,743	8,913

Gain (loss) from interest rate swaps accounted for as hedges and the related hedged items:
Interest rate swaps	248,311	—
Hedged items	(246,290)	—

Total interest expense	$990,538	$144,929

Cash paid for interest expense	$799,997	$83,793

Note 8. Commitments and Contingencies

The Company’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2022 and December 31, 2021, the Company had unfunded delayed draw terms loans and revolvers in the aggregate principal amount of $6,343.1 million and $4,870.5 million, respectively.

Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the investment vehicles it manages, including the Company. Certain terms of these investments are not finalized at the time of the commitment and each respective investment vehicles’ allocation may change prior to the date of funding. In this regard, as of December 31, 2022 and December 31, 2021, the Company estimates that it had $1,219.5 million and $3,971.0 million, respectively, of investments that are committed but not yet funded.

The Adviser agreed to bear all of the Company’s expenses, including organization and offering expenses, through January 7, 2021, the date on which the Company broke escrow for the initial offering of its Common Shares, on which date the Company became obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for the offering.

From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. At December 31, 2022, management is not aware of any pending or threatened material litigation.

Warehousing Transactions

The Company entered into two warehousing transactions whereby the Company agreed, subject to certain conditions, to purchase certain assets from parties unaffiliated with the Adviser. Such warehousing transactions were designed to assist the Company in deploying capital upon receipt of subscription proceeds. One of these warehousing transactions related primarily to originated or anchor investments in middle market loans (the “Facility Agreement”). The other warehouse related primarily to broadly syndicated loans (the “Syndicated Warehouse” and, together with Facility Agreement, the “Warehousing Transactions”).

Facility Agreement

On November 2, 2020, the Company entered into the Facility Agreement, which was subsequently amended and restated on November 16, 2020, December 7, 2020 and December 28, 2020 with Goldman Sachs Bank USA (the “Financing Provider”). Under the Facility Agreement, if the Company received subscriptions of at least $400 million (the “Capital Condition”), the Company, or its designee, has a forward obligation to purchase certain investments (the “Portfolio Investments”) from the Financing Provider, who is obligated to sell such investments. The Portfolio Investments will generally consist of originated and anchor loans to private companies consistent with the Company’s investment strategy. Pursuant to the Facility Agreement, the Company may request that the Financing Provider acquire such Portfolio Investments as the Company may designate from time to time, which the Financing Provider can approve or reject in its sole and absolute discretion. The Company elected to purchase, and in certain events the Company was required to purchase, from the Financing Provider one or more Portfolio Investments on or before June 30, 2021 (the “Facility End Date”). Prior to any sale to the Company, the Portfolio Investments will be owned and held solely for the account of the Financing Provider. Until such time as the Company satisfied the Capital Condition, which occurred on January 7, 2021, it had no obligation to purchase the Portfolio Investments nor be entitled to any benefits or subject to any obligations under the Facility Agreement unless it waived the Capital Condition. In consideration for the forward arrangement provided by the Financing Provider (the amount of the arrangement will not exceed $200 million prior to December 15, 2020, not exceed $300 million on or after December 15, 2020 and prior to December 28, 2020, not exceed $500 million on or after December 28, 2020 and prior to January 18, 2021 and will not exceed $300 million on or after January 18, 2021 up to the Facility End Date (the “Financing Amount”), the Company has agreed to pay, subject to satisfying the Capital Condition, certain fees and expenses to the Financing Provider, including (i) a financing fee at an annual rate of LIBOR plus 1.70% multiplied by the sum of the relevant principal amount for each Portfolio Investment, (ii) an unused fee at an annual rate of 0.50% of the unused Financing Amount and (iii) a structuring fee equal to $1.453 million which is payable on the earlier of the termination date or the Facility End Date. As a general matter, the price the Company would pay to purchase any Portfolio Investment from the Financing Provider equals the cash amount paid by the Financing Provider subject to adjustment for, among other things, principal repayments and interest amounts earned by the Financing Provider.

Effective January 7, 2021, the Company had a contractual obligation to acquire all assets under the Facility Agreement through a forward purchase agreement on or before June 30, 2021. The mark-to-market gain/loss of all investments held by the Financing Provider, in addition to other economic rights and obligations held by the Company, are recognized in the Company’s consolidated financial statements. These gains (losses) are realized at the time the Company settles on the purchases of each underlying asset from the Financing Provider.

For the year ended December 31, 2021 the Company acquired $610.6 million of investments from the Financing Provider, resulting in net realized gains of $3.7 million.

Following the acquisition of all the assets held by the Financing Provider, the Facility Agreement was terminated on June 22, 2021.

Syndicated Warehouse

On November 3, 2020, the Company entered into a purchase and sale agreement (the “PSA”) with Sente Master Fund, L.P. and Vibrant Ambar Fund, Ltd. (together, the “Sellers”). Under the PSA, if the Company has raised at least $200 million of equity capital by April 15, 2021, then the Company or its designee must arrange one or more transactions sufficient to repay all outstanding amounts under the Syndicated Warehouse with commitments of up to $255 million of Maple Park CLO, Ltd. (“Maple Park”), an entity expected to hold primarily broadly syndicated loans with a target portfolio size of $300 million that is managed by an affiliate of the Company, and to redeem in full the subordinated notes (the “Subordinated Notes”) issued by Maple Park. The Company satisfied the condition described above on January 7, 2021.

Under the PSA, this transaction may be structured to include a purchase by the Company or its designee of the Subordinated Notes, if any, held by the unaffiliated Sellers. The purchase price to be paid to the Sellers (the “Purchase Price”) would equal (i) the notional amount of the Subordinated Notes held by the Sellers and (ii) the Sellers’ pro rata share of interest and fee collections on the portfolio of loans held by Maple Park in excess of the outstanding advances under the Syndicated Warehouse. In addition, at any time prior to April 15, 2021, the Company or its designee will have the right, but not the obligation, to purchase the Subordinated Notes held by the Sellers at the Purchase Price.

On January 8, 2021, the Company exercised its right to acquire the equity interests of the Syndicated Warehouse, effectively acquiring the assets and liabilities of Maple Park for a total purchase price of $45.7 million, which included $2.8 million paid to a minority interest holder shortly thereafter. This transaction resulted in a realized gain of $2.3 million, which represented the excess of fair value of the net assets acquired over the total consideration paid for the Subordinated Notes in the Syndicated Warehouse on the date of acquisition.

The following table summarizes the assets and liabilities of Maple Park as of the acquisition date:

January 8, 2021
ASSETS
Investments at fair value	$300,464
Cash and cash equivalents	1,679
Interest receivable	394

Total assets	302,537

LIABILITIES
Debt	134,000
Payable for investments purchased	120,451
Interest payable	33

Total liabilities	254,484

NET ASSETS
Total net assets	48,053

Total liabilities and net assets	$302,537

Note 9. Net Assets

The following table presents transactions in Common Shares during the year ended December 31, 2022 (dollars in thousands except share amounts):

	December 31, 2022
	Shares	Amount
CLASS I
Subscriptions	299,758,354	$7,657,964
Share transfers between classes	2,883,597	72,944
Distributions reinvested	20,643,452	520,100
Share repurchases	(78,639,416)	(1,938,513)
Early repurchase deduction	—	3,833

Net increase (decrease)	244,645,987	$6,316,328

CLASS S
Subscriptions	151,557,777	$3,867,398
Share transfers between classes	(1,117,876)	(27,793)
Distributions reinvested	8,108,844	204,169
Share repurchases	(8,432,731)	(208,436)
Early repurchase deduction	—	828

Net increase (decrease)	150,116,014	$3,836,166

CLASS D
Subscriptions	32,952,511	$837,827
Share transfers between classes	(1,765,721)	(45,151)
Distributions reinvested	1,465,842	36,842
Share repurchases	(671,166)	(16,537)
Early repurchase deduction	—	104

Net increase (decrease)	31,981,466	$813,085

Total net increase (decrease)	426,743,467	$10,965,579

The following table presents transactions in Common Shares during the year ended December 31, 2021 (dollars in thousands except share amounts):

	Shares	Amount
CLASS I
Subscriptions	341,024,028	$8,753,643
Share transfers between classes	799,544	20,647
Distributions reinvested	5,398,688	139,405
Share repurchases	(632,764)	(16,399)
Early repurchase deduction	—	249

Net increase (decrease)	346,589,496	$8,897,545

CLASS S
Subscriptions	131,072,273	$3,376,654
Share transfers between classes	(253,649)	(6,557)
Distributions reinvested	1,616,499	41,775
Share repurchases	(10,023)	(260)
Early repurchase deduction	—	77

Net increase (decrease)	132,425,100	$3,411,689

	Shares	Amount
CLASS D
Subscriptions	17,218,211	$445,077
Share transfers between classes	(545,895)	(14,090)
Distributions reinvested	142,144	3,679
Share repurchases	—	—
Early repurchase deduction	—	8

Net increase (decrease)	16,814,460	$434,674

Total net increase (decrease)	495,829,056	$12,743,908

Net Asset Value per Share and Offering Price

The Company determines NAV for each class of shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be the prior calendar day NAV per share (i.e. the prior month-end NAV). The following table presents each month-end NAV per share for Class I, Class S and Class D Common Shares during the year ended December 31, 2022:

	NAV Per Share
For the Months Ended	Class I	Class S	Class D
January 31, 2022	$25.93	$25.93	$25.93
February 28, 2022	25.80	25.80	25.80
March 31, 2022	25.82	25.82	25.82
April 30, 2022	25.76	25.76	25.76
May 31, 2022	25.28	25.28	25.28
June 30, 2022	24.80	24.80	24.80
July 31, 2022	25.02	25.02	25.02
August 31, 2022	25.12	25.12	25.12
September 30, 2022	24.62	24.62	24.62
October 31, 2022	24.60	24.60	24.60
November 30, 2022	24.73	24.73	24.73
December 31, 2022	24.59	24.59	24.59

The following table presents each month-end NAV per share for Class I, Class S and Class D common shares of beneficial interest during the year ended December 31, 2021:

	NAV Per Share
For the Months Ended	Class I	Class S	Class D (1)
January 31, 2021	$25.25	$25.25	$—
February 28, 2021	25.36	25.36	—
March 31, 2021	25.49	25.49	—
April 30, 2021	25.59	25.59	—
May 31, 2021	25.80	25.80	25.80
June 30, 2021	25.81	25.81	25.81
July 31, 2021	25.80	25.80	25.80
August 31, 2021	25.84	25.84	25.84
September 30, 2021	25.90	25.90	25.90
October 31, 2021	25.93	25.93	25.93
November 30, 2021	25.91	25.91	25.91
December 31, 2021	25.93	25.93	25.93

(1)	Class D commenced on May 1, 2021, at which time the Company first accepted subscriptions at a NAV per share of $25.59.

Distributions

The Board authorizes and declares monthly distribution amounts per share of Class I, Class S and Class D Common Shares. The following table presents distributions that were declared and payable during the year ended December 31, 2022:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1740	$66,686
February 23, 2022	February 28, 2022	March 25, 2022	0.1740	75,042
March 23, 2022	March 31, 2022	April 28, 2022	0.1740	82,959
April 20, 2022	April 30, 2022	May 27, 2022	0.1740	89,838
May 24, 2022	May 31, 2022	June 29, 2022	0.1740	96,450
June 27, 2022	June 30, 2022	July 27, 2022	0.1740	100,372
July 20, 2022	July 31, 2022	August 29, 2022	0.1740	102,863
July 20, 2022	August 21, 2022	September 1, 2022	0.0700	42,578	(1)
August 24, 2022	August 31, 2022	September 28, 2022	0.1740	105,836
September 7, 2022	September 30, 2022	October 26, 2022	0.1740	108,483
October 19, 2022	October 31, 2022	November 29, 2022	0.1900	116,878
November 23, 2022	November 30, 2022	December 29, 2022	0.1900	118,609
December 5, 2022	December 30, 2022	January 27, 2023	0.2100	132,959

			$2.2260	$1,239,553

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1556	$23,816
February 23, 2022	February 28, 2022	March 25, 2022	0.1556	26,598
March 23, 2022	March 31, 2022	April 28, 2022	0.1557	29,834
April 20, 2022	April 30, 2022	May 27, 2022	0.1557	32,985
May 24, 2022	May 31, 2022	June 29, 2022	0.1558	35,893
June 27, 2022	June 30, 2022	July 27, 2022	0.1561	38,018
July 20, 2022	July 31, 2022	August 29, 2022	0.1564	39,451
July 20, 2022	August 21, 2022	September 1, 2022	0.0700	18,159	(1)
August 24, 2022	August 31, 2022	September 28, 2022	0.1563	40,547
September 7, 2022	September 30, 2022	October 26, 2022	0.1563	41,985
October 19, 2022	October 31, 2022	November 29, 2022	0.1726	47,396
November 23, 2022	November 30, 2022	December 29, 2022	0.1726	48,524
December 5, 2022	December 30, 2022	January 27, 2023	0.1926	55,342

			$2.0113	$478,548

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1686	$3,469
February 23, 2022	February 28, 2022	March 25, 2022	0.1686	3,961
March 23, 2022	March 31, 2022	April 28, 2022	0.1686	4,551
April 20, 2022	April 30, 2022	May 27, 2022	0.1686	5,126
May 24, 2022	May 31, 2022	June 29, 2022	0.1686	5,699
June 27, 2022	June 30, 2022	July 27, 2022	0.1687	6,190
July 20, 2022	July 31, 2022	August 29, 2022	0.1688	6,555
July 20, 2022	August 21, 2022	September 1, 2022	0.0700	2,933	(1)
August 24, 2022	August 31, 2022	September 28, 2022	0.1688	7,073
September 7, 2022	September 30, 2022	October 26, 2022	0.1688	7,401
October 19, 2022	October 31, 2022	November 29, 2022	0.1849	8,469
November 23, 2022	November 30, 2022	December 29, 2022	0.1849	8,792
December 5, 2022	December 30, 2022	January 27, 2023	0.2049	10,084

			$2.1628	$80,303

(1)	Represents a special distribution.

The following table presents distributions that were declared and payable during the year ended December 31, 2021:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 29, 2021	January 31, 2021	February 24, 2021	$0.1151	$3,431
February 24, 2021	February 28, 2021	March 29, 2021	0.1427	7,206
March 30, 2021	March 31, 2021	April 28, 2021	0.1458	10,483
April 23, 2021	April 30, 2021	May 26, 2021	0.1510	15,074
May 25, 2021	May 31, 2021	June 28, 2021	0.1563	19,336
June 29, 2021	June 30, 2021	July 28, 2021	0.1667	24,261
June 29, 2021	June 30, 2021	July 28, 2021	0.1233	17,944	(1)
July 21, 2021	July 31, 2021	August 27, 2021	0.1740	31,252
August 25, 2021	August 31, 2021	September 28, 2021	0.1740	36,103
September 27, 2021	September 30, 2021	October 27, 2021	0.1740	42,453
October 25, 2021	October 31, 2021	November 26, 2021	0.1740	46,729
November 23, 2021	November 30, 2021	December 29, 2021	0.1740	53,420
November 15, 2021	December 21, 2021	December 22, 2021	0.0700	24,295	(1)
December 21, 2021	December 31, 2021	January 28, 2022	0.1740	60,389

			$2.1149	$392,376

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 29, 2021	January 31, 2021	February 24, 2021	$0.1008	$277
February 24, 2021	February 28, 2021	March 29, 2021	0.1250	827
March 30, 2021	March 31, 2021	April 28, 2021	0.1281	1,426
April 23, 2021	April 30, 2021	May 26, 2021	0.1329	2,994
May 25, 2021	May 31, 2021	June 28, 2021	0.1382	4,607
June 29, 2021	June 30, 2021	July 28, 2021	0.1484	6,391
June 29, 2021	June 30, 2021	July 28, 2021	0.1233	5,311	(1)
July 21, 2021	July 31, 2021	August 27, 2021	0.1557	8,187
August 25, 2021	August 31, 2021	September 28, 2021	0.1557	9,376
September 27, 2021	September 30, 2021	October 27, 2021	0.1557	11,742
October 25, 2021	October 31, 2021	November 26, 2021	0.1557	14,400
November 23, 2021	November 30, 2021	December 29, 2021	0.1556	17,166
November 15, 2021	December 21, 2021	December 22, 2021	0.0700	9,270	(1)
December 21, 2021	December 31, 2021	January 28, 2022	0.1556	20,607

			$1.9007	$112,581

			Class D (2)
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
May 25, 2021	May 31, 2021	June 28, 2021	$0.1510	$205
June 29, 2021	June 30, 2021	July 28, 2021	0.1613	487
June 29, 2021	June 30, 2021	July 28, 2021	0.1233	373	(1)
July 21, 2021	July 31, 2021	August 27, 2021	0.1686	749
August 25, 2021	August 31, 2021	September 28, 2021	0.1686	997
September 27, 2021	September 30, 2021	October 27, 2021	0.1686	1,309
October 25, 2021	October 31, 2021	November 26, 2021	0.1686	1,654
November 23, 2021	November 30, 2021	December 29, 2021	0.1686	2,279
November 15, 2021	December 21, 2021	December 22, 2021	0.0700	1,177	(1)
December 21, 2021	December 31, 2021	January 28, 2022	0.1686	2,835

			$1.5172	$12,065

(1)	Represents a special distribution.
(2)	Class D commenced on May 1, 2021.

Distribution Reinvestment Plan

The Company has adopted a distribution reinvestment plan, pursuant to which it reinvests all cash dividends declared by the Board on behalf of its shareholders who do not elect to receive their dividends in cash. As a result, if the Board authorizes, and the Company declares, a cash dividend or other distribution, then shareholders who have not opted out of the Company’s distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places.

Character of Distributions

The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment.

Through December 31, 2022, a portion of the Company’s distributions resulted from expense support from the Adviser, and future distributions may result from expense support from the Adviser, each of which is subject to repayment by the Company within three years from the date of payment. The purpose of this arrangement avoids distributions being characterized as a return of capital for U.S. federal income tax purposes. Shareholders should understand that any such distribution is not based solely on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.

Sources of distributions, other than net investment income and realized gains on a U.S. GAAP basis, include required adjustments to U.S. GAAP net investment income in the current period to determine taxable income available for distributions. The following tables present the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock during the year ended December 31, 2022:

	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$2.2260	$1,239,553	$2.0113	$478,548	$2.1628	$80,303
Net realized gains	—	—	—	—	—	—

Total	$2.2260	$1,239,553	$2.0113	$478,548	$2.1628	$80,303

The following tables present the sources of cash distributions on a U.S. GAAP basis that the Company has declared on its shares of common stock during the year ended December 31, 2021:

	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$2.0955	$385,660	$1.8813	$110,018	$1.4978	$11,740
Net realized gains	0.0194	6,716	0.0194	2,563	0.0194	325

Total	$2.1149	$392,376	$1.9007	$112,581	$1.5172	$12,065

Share Repurchase Program

The Company has implemented a share repurchase program under which, at the discretion of the Board, the Company may repurchase, in each quarter, up to 5% of the NAV of the Company’s Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. The Board may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on the Company’s liquidity, adversely affect the Company’s operations or risk having an adverse impact on the Company that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. All shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Under the share repurchase plan, to the extent the Company offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.

During the years ended December 31, 2022 and December 31, 2021, 87,743,313 and 642,787 shares were repurchased, respectively.

The following table presents the share repurchases completed during the year ended December 31, 2022:

Repurchase deadline request	Total Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes)(3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
February 28, 2022	2,146,916	0.43%	$25.82	March 31, 2022	$54,464	—
May 31, 2022	11,488,257	1.66%	$24.80	June 30, 2022	$282,505	—
August 31, 2022	26,978,603	3.19%	$24.62	September 30, 2022	$663,415	—
November 30, 2022	47,129,537	5.18%	$24.59	December 31, 2022	$1,158,337	—

The following table presents the share repurchases completed during the year ended December 31, 2021:

Repurchase deadline request	Total Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes)(3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
May 28, 2021	48,738	0.06%	$25.81	June 30, 2021	$1,233	—
August 31, 2021	113,735	0.06%	$25.90	September 30, 2021	$2,887	—
November 30, 2021	480,314	0.15%	$25.93	December 31, 2021	$12,205	—

(1)	Percentage is based on total shares as of the close of the previous calendar quarter.
(2)	All repurchase requests were satisfied in full.
(3)	Amounts shown net of Early Repurchase Deduction.

Note 10. Financial Highlights and Senior Securities

The following are the financial highlights for the year ended December 31, 2022:

	Year Ended December 31, 2022
	Class I	Class S	Class D
Per Share Data (1):
Net asset value, beginning of period	$25.93	$25.93	$25.93
Net investment income	2.44	2.23	2.38
Net unrealized and realized gain (loss)	(1.56)	(1.56)	(1.56)

Net increase (decrease) in net assets resulting from operations	0.88	0.67	0.82
Distributions from net investment income (2)	(2.23)	(2.01)	(2.16)
Distributions from net realized gains (2)	—	—	—

	Year Ended December 31, 2022
	Class I	Class S	Class D
Net increase (decrease) in net assets from shareholders’ distributions	(2.23)	(2.01)	(2.16)

Early repurchase deduction fees (5)	0.01	—	—

Total increase (decrease) in net assets	(1.34)	(1.34)	(1.34)

Net asset value, end of period	$24.59	$24.59	$24.59

Shares outstanding, end of period	591,237,616	282,541,041	48,795,925
Total return based on NAV (3)	3.57%	2.70%	3.31%
Ratios:
Ratio of net expenses to average net assets (4)	7.47%	8.41%	7.97%
Ratio of net investment income to average net assets (4)	9.76%	8.96%	9.63%
Portfolio turnover rate	21.21%	21.21%	21.21%
Supplemental Data:
Net assets, end of period	$14,537,932	$6,947,313	$1,199,819
Asset coverage ratio	184.5%	184.5%	184.5%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 9).
(3)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(4)

For the year ended December 31, 2022, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2022, the ratio of total operating expenses to average net assets was 7.47%, 8.41%, and 7.97% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser which represented 0.00%, 0.00% and 0.00% on Class I, Class S and Class D, respectively, of average net assets.

(5)	The per share amount rounds to less than $0.01 per share, for Class S and Class D.

The following are the financial highlights for the year ended December 31, 2021:

	Year Ended December 31, 2021
	Class I	Class S	Class D (6)
Per Share Data (1):
Net asset value, beginning of period	$25.00	$25.00	$25.59
Net investment income	2.20	1.99	1.46
Net unrealized and realized gain (loss) (2)	0.84	0.84	0.39

Net increase (decrease) in net assets resulting from operations	3.04	2.83	1.85
Distributions from net investment income (3)	(2.09)	(1.88)	(1.49)
Distributions from net realized gains (3)	(0.02)	(0.02)	(0.02)

Net increase (decrease) in net assets from shareholders’ distributions	(2.11)	(1.90)	(1.51)

Early repurchase deduction fees (7)	—	—	—

Total increase (decrease) in net assets	0.93	0.93	0.34

Net asset value, end of period	$25.93	$25.93	$25.93

Shares outstanding, end of period	346,591,556	132,425,100	16,814,460
Total return based on NAV (4)	12.56%	11.64%	7.43%

	Year Ended December 31, 2021
	Class I	Class S	Class D (6)
Ratios:
Ratio of net expenses to average net assets (5)	4.77%	5.85%	5.71%
Ratio of net investment income to average net assets (5)	8.61%	7.81%	8.31%
Portfolio turnover rate	29.14%	29.14%	29.14%
Supplemental Data:
Net assets, end of period	$8,985,674	$3,433,213	$435,933
Asset coverage ratio	170.2%	170.2%	170.2%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)

For the year ended December 31, 2021, the amount shown does not correspond with the aggregate amount for the period as it includes a $0.31, $0.38 and $0.15 impact, on Class I, Class S and Class D, respectively, from the effect of the timing of capital transactions.

(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 9).
(4)

Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(5)

For the year ended December 31, 2021, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2021, the ratio of total operating expenses to average net assets was 5.36%, 6.29%, and 5.87% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser which represented 0.58%, 0.46% and 0.16% on Class I, Class S and Class D, respectively, of average net assets.

(6)	Class D commenced on May 1, 2021.
(7)	The per share amount rounds to less than $0.01 per share.

The following is information about the Company’s senior securities as of December 31, 2022 and December 31, 2021:

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Bard Peak Funding Facility
December 31, 2022	1,235,414	1,845.1	—	N/A
December 31, 2021	879,000	1,702.0	—	N/A
Castle Peak Funding Facility
December 31, 2022	1,146,600	1,845.1	—	N/A
December 31, 2021	1,171,809	1,702.0	—	N/A
Maroon Peak Funding Facility
December 31, 2022	300,000	1,845.1	—	N/A
December 31, 2021	483,952	1,702.0	—	N/A
Summit Peak Funding Facility
December 31, 2022	1,691,844	1,845.1	—	N/A
December 31, 2021	1,643,154	1,702.0	—	N/A
Denali Peak Funding Facility
December 31, 2022	749,800	1,845.1	—	N/A
December 31, 2021	668,400	1,702.0	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Bushnell Peak Funding Facility
December 31, 2022	400,000	1,845.1	—	N/A
December 31, 2021	395,500	1,702.0	—	N/A
Granite Peak Funding Facility
December 31, 2022	647,600	1,845.1	—	N/A
December 31, 2021	248,000	1,702.0	—	N/A
Middle Peak Funding Facility
December 31, 2022	596,950	1,845.1	—	N/A
December 31, 2021	799,550	1,702.0	—	N/A
Bison Peak Funding Facility
December 31, 2022	1,182,000	1,845.1	—	N/A
December 31, 2021	1,320,800	1,702.0	—	N/A
Blanca Peak Funding Facility
December 31, 2022	1,081,000	1,845.1	—	N/A
December 31, 2021	892,800	1,702.0	—	N/A
Windom Peak Funding Facility
December 31, 2022	1,741,465	1,845.1	—	N/A
December 31, 2021	989,759	1,702.0	—	N/A
Monarch Peak Funding Facility
December 31, 2022	873,400	1,845.1	—	N/A
December 31, 2021	567,400	1,702.0	—	N/A
Borah Peak Funding Facility
December 31, 2022	223,000	1,845.1	—	N/A
2022-1 BSL WH
December 31, 2022	148,000	1,845.1	—	N/A
Naomi Peak Funding Facility
December 31, 2022	400,000	1,845.1	—	N/A
Meridian Peak Funding Facility
December 31, 2022	170,000	1,845.1	—	N/A
Haydon Peak Funding Facility
December 31, 2022	49,000	1,845.1	—	N/A
Bear Peak Funding Facility
December 31, 2022	166,031	1,845.1	—	N/A
Revolving Credit Facility
December 31, 2022	1,470,758	1,845.1	—	N/A
December 31, 2021	1,144,422	1,702.0	—	N/A
June 2024 Notes
December 31, 2022	435,000	1,845.1	—	N/A
December 31, 2021	435,000	1,702.0	—	N/A
June 2026 Notes
December 31, 2022	400,000	1,845.1	—	N/A
December 31, 2021	400,000	1,702.0	—	N/A
May 2027 Notes
December 31, 2022	625,000	1,845.1	—	N/A
October 2027 Notes
December 31, 2022	350,000	1,845.1	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
September 2024 Notes
December 31, 2022	365,000	1,845.1	—	N/A
December 31, 2021	365,000	1,702.0	—	N/A
December 2026 Notes
December 31, 2022	1,250,000	1,845.1	—	N/A
December 31, 2021	1,250,000	1,702.0	—	N/A
November 2026 Eurobonds
December 31, 2022	534,975	1,845.1	—	N/A
December 31, 2021	569,958	1,702.0	—	N/A
November 2024 Notes
December 31, 2022	500,000	1,845.1	—	N/A
December 31, 2021	500,000	1,702.0	—	N/A
March 2027 Notes
December 31, 2022	1,000,000	1,845.1	—	N/A
December 31, 2021	1,000,000	1,702.0	—	N/A
January 2025 Notes
December 31, 2022	500,000	1,845.1	—	N/A
January 2029 Notes
December 31, 2022	650,000	1,845.1	—	N/A
March 2025 Notes
December 31, 2022	900,000	1,845.1	—	N/A
April 2026 UK Bonds
December 31, 2022	301,725	1,845.1	—	N/A
September 2025 Notes
December 31, 2022	800,000	1,845.1	—	N/A
2021-1 BSL Notes
December 31, 2022	663,000	1,845.1	—	N/A
December 31, 2021	663,000	1,702.0	—	N/A
2021-2 Notes
December 31, 2022	505,800	1,845.1	—	N/A
December 31, 2021	505,800	1,702.0	—	N/A
MML 2021-1 Debt
December 31, 2022	690,000	1,845.1	—	N/A
December 31, 2021	690,000	1,702.0	—	N/A
MML 2022-1 Debt
December 31, 2022	759,000	1,845.1	—	N/A
2022-1 BSL Debt
December 31, 2022	420,000	1,845.1	—	N/A
MML 2022-2 Debt
December 31, 2022	300,500	1,845.1	—	N/A
Short-Term Borrowings
December 31, 2022	619,377	1,845.1	—	N/A
December 31, 2021	718,156	1,702.0	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, in thousands.
(2)

Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)

The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “-” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.

As of December 31, 2022 and December 31, 2021, the aggregate principal amount of indebtedness outstanding was $26.8 billion and $18.3 billion, respectively.

Note 11. Joint Ventures

BCRED Emerald JV

BCRED Emerald JV LP (“Emerald JV”), a Delaware limited liability company, was formed as a joint venture between the Company and a large North American pension fund (the “Emerald JV Partner”), and commenced operations on January 18, 2022 and operates under a limited liability company agreement. The Emerald JV’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies or in broadly syndicated loans.

The Company and the Emerald JV partner initially committed to contribute up to $1,500 million and $500 million of capital, respectively, to the Emerald JV. The Company initially contributed $733.4 million of cash, and the Emerald JV Partner contributed net assets of $244.5 million (i.e., $977.8 million in net assets contributed less $733.4 million in cash received by the Emerald JV Partner) to the Emerald JV in exchange for initial equity ownership interests of 75% and 25%, respectively.

On September 26, 2022, the Company and the Emerald JV Partner agreed to increase their capital commitments to the Emerald JV to $2,250.0 million and $750.0 million, respectively. The Company made capital contributions to the Emerald JV in an aggregate amount of $940.5 million (consisting of cash capital contributions of $670.2 million and an in-kind capital contribution of investments valued at $270.3 million), the Emerald JV Partner made capital contributions to the Emerald JV of approximately $313.5 million (consisting of a cash contribution of $251.4 million and an in-kind capital contribution of investments valued at $62.1 million), and certain of the subsidiaries of the Company sold investments to the Emerald JV for an aggregate cash purchase price of $1,971.6 million. On December 22, 2022, the Company made further capital contributions of $222.0 million (consisting of a cash contribution of $124.3 million and an in-kind contribution of investments valued at approximately $97.7 million) and the Emerald JV partner made further capital contributions of $74.0 million. After giving effect to the foregoing transactions, the equity ownership interests of the Company and the Emerald JV Partner in the Emerald JV remain 75% and 25%, respectively.

The Company and the Emerald JV Partner, through their joint control of the Emerald JV’s General Partner, have equal control of the Emerald JV’s investment decisions and generally all other decisions in respect of the Emerald JV must be approved by the Emerald JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Company and the Emerald JV Partner.

The Company has determined that the Emerald JV is an investment company under ASC 946, and in accordance with ASC 946, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Further, the Company has a variable interest in the Emerald JV and has determined that the Emerald JV is a variable interest entity under ASC 810—Consolidation (“ASC 810”). However, the Company is not deemed to be the primary beneficiary of the Emerald JV as there is equal power between the Company and JV Partner. Accordingly, the Company does not consolidate the Emerald JV.

The Company’s investment in the Emerald JV is disclosed on the Company’s Consolidated Schedule of Investments as of December 31, 2022.

The following table presents the consolidated schedule of investments of the Emerald JV as of December 31, 2022:

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Investments - non-controlled/non-affiliated
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC (8)	L + 4.00%	8.17%	1/29/2027	$2,977	$2,882	$2,919	0.11%
Atlas CC Acquisition Corp. (10)	L + 4.25%	8.98%	5/25/2028	9,921	9,545	8,401	0.30
Loar Group, Inc. (4)(11)	L + 7.25%	11.63%	9/29/2023	28,049	28,049	28,049	1.01
Peraton Corp. (10)	L + 3.75%	8.13%	2/1/2028	5,472	5,382	5,353	0.19
TransDigm Inc (12)	SOFR + 6.15%	10.47%	2/22/2027	312	306	312	0.01
Vertex Aerospace Services Corp. (10)	L + 3.50%	7.88%	12/6/2028	2,978	2,990	2,930	0.11

					49,154	47,964	1.73
Air Freight & Logistics
AGI-CFI Holdings, Inc. (4)(10)	SOFR + 5.75%	9.13%	6/11/2027	24,489	24,287	24,244	0.88
Mode Purchaser, Inc. (4)(11)	SOFR + 6.25%	10.57%	12/9/2026	38,931	38,931	38,931	1.41
RWL Holdings, LLC (4)(7)(10)	SOFR + 5.75%	10.48%	12/31/2028	21,686	21,267	21,417	0.77
SEKO Global Logistics Network, LLC (4)(5)(11)	L + 4.75%	9.07%	12/30/2026	35,328	35,160	35,151	1.27

					119,645	119,743	4.33
Airlines
Air Canada (10)	L + 3.50%	8.13%	8/11/2028	3,980	3,946	3,946	0.14
American Airlines, Inc. (8)	L + 4.00%	8.17%	4/20/2028	3,815	3,938	3,805	0.14
KKR Apple Bidco, LLC (11)	L + 2.75%	7.13%	9/23/2028	5,955	5,786	5,883	0.21
United Airlines, Inc. (10)	L + 3.75%	8.11%	4/21/2028	3,980	3,955	3,941	0.14

					17,625	17,575	0.63
Auto Components
Clarios Global LP (8)	L + 3.25%	7.63%	4/30/2026	3,006	2,864	2,955	0.11
Beverages
Triton Water Holdings, Inc. (9)	L + 3.50%	8.23%	3/31/2028	5,945	5,808	5,550	0.20
Building Products
Cornerstone Building Brands, Inc. (9)	L + 3.25%	7.57%	4/12/2028	1,485	1,459	1,339	0.05
CP Atlas Buyer, Inc. (9)	L + 3.50%	7.88%	11/23/2027	3,961	3,970	3,484	0.13
Express Wash Concepts, LLC (4)(7)(11)	SOFR + 4.75%	8.88%	4/30/2027	20,448	20,359	19,224	0.70
Fencing Supply Group Acquisition, LLC (4)(5)(11)	L + 6.00%	11.21%	2/26/2027	19,685	19,605	19,685	0.71
Griffon Corporation (9)	SOFR + 2.50%	7.01%	1/24/2029	2,470	2,405	2,432	0.09
iHeartCommunications, Inc. (11)	L + 3.00%	7.38%	5/1/2026	5,000	4,789	4,598	0.17
Kodiak BP, LLC (10)	L + 3.25%	7.98%	3/12/2028	4,950	4,895	4,659	0.17
Latham Pool Products, Inc. (7)(11)	SOFR + 3.75%	8.22%	2/23/2029	29,775	28,848	27,269	0.99
Lindstrom, LLC (4)(11)	SOFR + 6.25%	10.47%	4/7/2025	27,705	27,705	27,428	0.99
New Arclin US Holding Corp. (7)(9)	L + 3.75%	8.13%	10/2/2028	1,370	1,377	1,186	0.04
Tamko Building Product, LLC (8)	L + 3.00%	7.73%	6/1/2026	2,977	2,885	2,891	0.10
The Chamberlain Group, Inc. (9)	L + 3.25%	7.63%	11/3/2029	4,950	4,893	4,678	0.17
Windows Acquisition Holdings, Inc. (4)(5)(11)	L + 6.50%	11.23%	12/29/2026	10,668	10,668	10,668	0.39

					133,858	129,541	4.70
Capital Markets
Advisor Group Holdings, Inc. (8)	L + 4.50%	8.88%	7/31/2026	9,073	8,781	8,893	0.32
AllSpring Buyer, LLC (9)	L + 3.00%	7.75%	11/1/2028	1,985	1,994	1,962	0.07
Resolute Investment Managers, Inc. (11)	L + 4.25%	8.98%	4/30/2024	2,447	2,451	1,994	0.07

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Capital Markets (continued)
Situs-AMC Holdings Corporation (4)(11)	SOFR + 5.75%	10.23%	12/22/2027	$96,200	$94,928	$95,238	3.45%
Superannuation And Investments US, LLC (9)	L + 3.75%	8.13%	12/1/2028	1,980	1,991	1,953	0.07
The Edelman Financial Engines Center, LLC (10)	L + 3.50%	7.88%	4/7/2028	8,691	8,400	8,133	0.29

					118,545	118,173	4.27
Chemicals
DCG Acquisition Corp. (8)	SOFR + 4.50%	8.72%	9/30/2026	2,970	2,973	2,806	0.10
Dominion Colour Corporation (4)(11)(14)	L + 8.25%	11.19%	4/6/2024	10,970	10,918	5,567	0.20
Starfruit Finco BV (10)	L + 2.75%	10.13%	10/1/2025	1,980	1,902	1,957	0.07

					15,793	10,330	0.37
Commercial Services & Supplies
Access CIG, LLC (8)	L + 3.75%	7.82%	2/27/2025	5,791	5,753	5,685	0.21
Acrisure LLC (8)	SOFR + 5.75%	9.92%	2/15/2027	27,462	26,103	27,313	0.99
Allied Universal Holdco, LLC (9)	SOFR + 3.75%	8.17%	5/12/2028	8,920	8,687	8,492	0.31
Anticimex, Inc. (4)(9)	L + 4.00%	8.73%	11/16/2028	2,978	3,002	2,896	0.10
Anticimex, Inc. (4)(9)	L + 3.50%	5.25%	11/16/2028	24,938	23,695	24,127	0.87
Anticimex, Inc. (9)	L + 3.50%	8.23%	11/16/2028	4,966	4,764	4,805	0.17
Bazaarvoice, Inc. (4)(7)(8)	SOFR + 5.75%	10.37%	5/7/2028	19,619	19,619	19,619	0.71
Belfor Holdings, Inc. (8)	L + 4.00%	8.38%	4/6/2026	3,969	3,952	3,949	0.14
DG Investment Intermediate Holdings 2, Inc. (10)	SOFR + 3.75%	8.07%	3/31/2028	7,950	7,838	7,622	0.28
EAB Global, Inc. (9)	L + 3.50%	7.88%	8/16/2028	4,955	4,869	4,779	0.17
Energizer Holdings Inc (9)	L + 3.75%	8.13%	12/8/2028	4,716	4,689	4,523	0.16
eResearchTechnology, Inc. (11)	L + 4.50%	8.88%	2/4/2027	1,905	1,871	1,686	0.06
First Advantage Holdings, LLC (11)	L + 2.75%	7.13%	1/31/2027	6,000	5,892	5,903	0.21
Foundational Education Group, Inc. (4)(9)	SOFR + 3.75%	8.59%	8/31/2028	3,980	3,858	3,582	0.13
Garda World Security Corp. (8)	L + 4.25%	8.93%	10/30/2026	3,000	3,016	2,927	0.11
Garda World Security Corp. (8)	SOFR + 4.25%	8.53%	2/1/2029	5,985	5,755	5,776	0.21
Genuine Financial Holdings, LLC (8)	L + 3.75%	7.82%	7/11/2025	8,230	8,088	7,944	0.29
International SOS The Americas LP (8)	L + 4.50%	8.88%	9/7/2028	1,980	1,986	1,965	0.07
Java Buyer, Inc. (4)(7)(10)	L + 5.75%	10.52%	12/15/2027	11,397	11,187	10,977	0.40
JSS Holdings, Inc. (4)(10)	L + 6.00%	10.34%	12/27/2028	36,830	36,599	36,830	1.33
Knowledge Pro Buyer, Inc. (4)(7)(10)	L + 5.75%	10.04%	12/10/2027	20,589	20,194	20,399	0.74
KPSKY Acquisition, Inc. (4)(10)	L + 5.50%	9.54%	10/19/2028	136,343	129,600	128,503	4.65
PECF USS Intermediate Holding III Corp. (9)	L + 4.25%	8.63%	12/15/2028	2,970	2,986	2,488	0.09
Polyphase Elevator Holding Co. (4)(11)	L + 4.00%	9.17%	6/23/2027	19,799	19,291	19,106	0.69
Polyphase Elevator Holding Co. (4)(11)	SOFR + 5.50%	10.18%	6/3/2027	8,613	8,392	8,333	0.30
Recycle & Resource US, LLC (9)	L + 3.50%	8.23%	7/14/2028	2,977	2,990	2,714	0.10
Restaurant Technologies, Inc. (11)	SOFR + 4.25%	8.83%	4/2/2029	19,854	19,410	19,542	0.71
Revspring, Inc. (8)	L + 4.00%	8.73%	10/11/2025	2,969	2,972	2,873	0.10
The Action Environmental Group, Inc. (4)(12)	L + 6.00%	10.66%	1/16/2026	2,062	2,022	2,036	0.07
The Action Environmental Group, Inc. (4)(12)	SOFR + 6.00%	10.66%	1/16/2026	19,400	19,032	19,158	0.69
The Action Environmental Group, Inc. (4)(12)	L + 3.91%	9.91%	1/15/2026	5,925	5,856	5,850	0.21
The Action Environmental Group, Inc. (4)(12)	SOFR + 6.15%	10.47%	1/15/2026	5,387	5,325	5,319	0.19

					429,293	427,721	15.46

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Communications Equipment
Commscope Inc (10)	L + 4.25%	8.98%	4/6/2026	$299	$283	$282	0.01%
Construction & Engineering
Atlas Intermediate III, LLC (4)(10)	L + 7.50%	11.59%	2/25/2028	24,317	24,256	24,074	0.87
Brookfield WEC Holdings, Inc. (10)	L + 3.75%	8.07%	8/1/2025	9,919	9,580	9,795	0.35
Pike Electric Corp. (10)	L + 5.00%	7.39%	1/21/2028	6,000	5,827	5,927	0.21
Pike Electric Corp. (10)	L + 3.50%	7.82%	1/21/2028	2,993	2,923	2,971	0.11
Refficiency Holdings, LLC (7)(10)	L + 3.75%	7.82%	12/16/2027	4,472	4,425	4,245	0.15

					47,011	47,012	1.69
Construction Materials
Quikrete Holdings, Inc. (11)	L + 3.00%	7.38%	6/11/2028	5,955	5,786	5,916	0.21
White Cap Buyer, LLC (9)	SOFR + 3.75%	8.07%	10/19/2027	5,180	5,004	5,018	0.18

					10,790	10,934	0.39
Containers & Packaging
Ascend Buyer, LLC (4)(10)	SOFR + 6.25%	10.67%	10/2/2028	75,545	74,815	74,789	2.71
Berlin Packaging, LLC (9)	L + 3.75%	7.88%	3/11/2028	8,920	8,722	8,603	0.31
Bway Holding Corporation (11)	L + 6.25%	10.63%	4/3/2024	1,979	1,962	1,936	0.07
Charter NEX US, Inc. (10)	L + 3.75%	8.13%	12/1/2027	6,467	6,227	6,294	0.23
Graham Packaging Co, Inc. (10)	L + 3.00%	7.38%	8/4/2027	4,455	4,407	4,385	0.16
Novolex, Inc. (9)	SOFR + 3.93%	8.60%	4/13/2029	8,955	8,647	8,551	0.31
ProAmpac PG Borrower, LLC (10)	L + 3.75%	7.87%	11/3/2025	2,977	2,986	2,859	0.10
Ring Container Technologies Group, LLC (9)	L + 3.50%	7.88%	8/12/2028	2,977	2,871	2,944	0.11
TricorBraun Holdings, Inc. (9)	L + 3.25%	7.63%	3/3/2028	7,300	7,019	6,982	0.25
Trident TPI Holdings, Inc. (8)	L + 3.25%	7.98%	9/15/2028	3,005	3,005	2,975	0.11
Trident TPI Holdings, Inc. (9)	L + 4.00%	7.67%	9/15/2028	5,951	5,720	5,729	0.21

					126,381	126,047	4.57
Distributors
BP Purchaser, LLC (4)(10)	L + 5.50%	10.24%	12/10/2028	50,760	49,752	49,110	1.78
Bution Holdco 2, Inc. (4)(11)	L + 6.25%	10.63%	10/17/2025	23,299	23,168	23,299	0.84
Dana Kepner Company, LLC (4)(11)	SOFR + 6.00%	10.66%	12/29/2026	15,710	15,742	15,632	0.57
Genuine Cable Group, LLC (4)(10)	SOFR + 5.75%	10.17%	11/2/2026	32,141	31,677	31,498	1.14
Marcone Yellowstone Buyer, Inc. (4)(5)(10)	SOFR + 5.50%	10.98%	6/23/2028	82,800	80,814	79,488	2.88
Tailwind Colony Holding Corporation (4)(11)	L + 6.25%	10.98%	11/13/2024	31,575	31,156	31,101	1.13
Unified Door & Hardware Group, LLC (4)(11)	L + 5.75%	10.32%	12/18/2027	39,559	39,457	38,867	1.41

					271,766	268,995	9.75
Diversified Consumer Services
Ascend Learning, LLC (9)	L + 3.50%	7.88%	12/11/2028	8,143	7,870	7,720	0.28
Cambium Learning Group, Inc. (4)(7)(10)	L + 5.50%	9.74%	7/20/2028	34,970	34,970	34,970	1.27
Colibri Group, LLC (10)	SOFR + 5.00%	8.74%	3/12/2029	3,970	3,935	3,716	0.13
Dreambox Learning Holding, LLC (4)(5)(10)	L + 6.25%	9.44%	12/1/2027	34,200	33,627	32,148	1.16
EM Bidco Limited (9)	SOFR + 4.25%	8.93%	7/6/2029	5,000	4,983	4,898	0.18
KUEHG Corp. (11)	L + 3.75%	8.48%	2/21/2025	6,938	6,795	6,680	0.24
Learning Care Group (11)	L + 3.25%	7.64%	3/13/2025	7,931	7,701	7,399	0.27
Pre-Paid Legal Services, Inc. (9)	L + 3.75%	8.13%	12/15/2028	7,940	7,773	7,654	0.28
Prime Security Service Borrower, LLC (9)	L + 3.75%	8.13%	9/23/2026	4,962	4,830	4,925	0.18
Renaissance Learning, Inc. (11)	SOFR + 4.50%	8.72%	3/30/2029	3,980	3,919	3,837	0.14
Rinchem Company, LLC (4)(9)	SOFR + 4.50%	9.18%	3/2/2029	3,980	3,962	3,771	0.14
University Support Services, LLC (9)	L + 3.25%	7.63%	2/10/2029	9,117	8,909	8,889	0.32
Weld North Education, LLC (9)	L + 3.75%	7.82%	12/21/2027	1,981	1,963	1,946	0.07

					131,237	128,553	4.66

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)		Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Diversified Financial Services
Barbri Holdings, Inc. (4)(7)(10)	L + 5.75%	10.13%		4/28/2028	$62,851	$62,260	$62,222	2.25%
Citco Funding LLC (9)	L + 3.25%	7.63%		4/19/2028	7,357	7,174	7,321	0.26
Corporation Service Company (9)	SOFR + 3.25%	7.57%		11/2/2029	2,527	2,453	2,505	0.09
Mitchell International, Inc. (9)	L + 3.75%	8.41%		10/15/2028	8,436	8,182	7,799	0.28
Polaris Newco, LLC (9)	L + 4.00%	8.73%		6/2/2028	6,947	6,650	6,357	0.23
Sedgwick Claims Management Services, Inc. (8)	L + 3.25%	7.63%		12/31/2025	7,450	7,312	7,259	0.26

						94,031	93,463	3.37
Diversified Telecommunication Services
Zacapa, LLC (9)	SOFR + 4.25%	8.83%		3/22/2029	5,955	5,864	5,739	0.21
Zayo Group Holdings, Inc. (9)	SOFR + 4.25%	8.57%		3/9/2027	2,125	2,047	1,774	0.06

						7,911	7,513	0.27
Electric Utilities
Qualus Power Services Corp. (4)(7)(11)	L + 5.25%	10.01%		3/26/2027	11,330	11,222	11,206	0.41
Electrical Equipment
Madison IAQ, LLC (9)	L + 3.25%	7.99%		6/21/2028	6,695	6,524	6,245	0.23
Electronic Equipment, Instruments & Components
Albireo Energy, LLC (4)(5)(11)	L + 6.00%	10.75%		12/23/2026	14,805	14,628	13,842	0.50
Infinite Bidco, LLC (9)	L + 3.25%	7.98%		3/2/2028	2,970	2,982	2,858	0.10
Ingram Micro, Inc. (9)	L + 3.50%	8.23%		6/30/2028	2,970	2,982	2,933	0.11

						20,592	19,633	0.71
Energy Equipment & Services
Tetra Technologies, Inc. (4)(11)	L + 6.25%	10.63%		9/10/2025	22,793	22,793	22,793	0.82
Entertainment
CE Intermediate I, LLC (4)(9)	L + 4.00%	8.59%		11/10/2028	4,963	4,958	4,739	0.17
Recorded Books, Inc. (8)	SOFR + 4.00%	8.32%		8/29/2025	4,000	3,948	3,922	0.14

						8,906	8,661	0.31
Health Care Equipment & Supplies
Auris Luxembourg III Sarl (8)	L + 3.75%	8.68%		2/27/2026	7,936	7,618	7,122	0.26
CPI Buyer, LLC (4)(7)(10)	L + 5.50%	10.23%		11/1/2028	139,958	136,023	134,950	4.88
CSHC Buyerco, LLC (4)(7)(11)	L + 4.75%	9.48%		9/8/2026	7,452	7,297	7,287	0.26
Messer GMBH (9)	L + 2.50%	7.23%		3/2/2026	3,094	3,039	3,072	0.11
Mozart Borrower LP (9)	L + 3.25%	7.63%		10/23/2028	8,933	8,721	8,505	0.31
Natus Medical Incorporated (4)(9)	SOFR + 5.50%	8.68%		7/20/2029	3,720	3,490	3,460	0.13
Resonetics, LLC (10)	L + 4.00%	8.41%		4/28/2028	2,970	2,960	2,836	0.10
Sunshine Luxembourg VII S.à r.l, LLC (10)	L + 3.75%	8.48%		10/1/2026	9,912	9,650	9,517	0.34

						178,798	176,749	6.39
Health Care Providers & Services
ACI Group Holdings, Inc. (4)(5)(10)	L + 5.75%	10.13%		8/2/2028	136,388	134,914	134,343	4.86
ADCS Clinics Intermediate Holdings, LLC (4)(7)(11)	L + 6.50%	11.66%		5/7/2027	34,755	34,293	34,222	1.24
ADMI Corp. (9)	L + 3.75%	8.13%		12/23/2027	5,949	5,758	5,434	0.20
Amerivet Partners Management, Inc. (4)(5)(10)	SOFR + 5.50%	10.23%		2/25/2028	97,017	94,344	93,136	3.37
Canadian Hospital Specialties Ltd. (4)(5)(11)	C + 4.50%	9.36%		4/14/2028	CAD 29,924	21,745	21,919	0.79
CCBlue Bidco, Inc. (4)(7)(10)	L + 6.25%	9.92 (incl. 2.75 PIK)	% %	12/21/2028	20,885	20,519	19,708	0.71
CHG Healthcare Services, Inc. (9)	L + 3.25%	7.63%		9/29/2028	8,932	8,600	8,758	0.32
DCA Investment Holdings, LLC (4)(7)(10)	SOFR + 6.00%	9.98%		4/3/2028	29,079	28,805	28,788	1.04
DCA Investment Holdings, LLC (4)(10)	SOFR + 6.00%	9.53%		4/3/2028	1,186	1,175	1,174	0.04
Electron Bidco, Inc. (9)	L + 3.00%	7.38%		11/1/2028	6,948	6,766	6,775	0.25
Epoch Acquisition, Inc. (4)(11)	SOFR + 6.00%	10.19%		10/4/2024	29,118	29,104	28,972	1.05

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
Forefront Management Holdings, LLC (4)(7)(10)	SOFR + 4.25%	8.57%	4/1/2029	$7,337	$7,224	$7,169	0.26%
Global Medical Response, Inc. (11)	L + 4.25%	8.42%	10/2/2025	4,955	4,861	3,502	0.13
Heartland Dental, LLC (4)(8)	L + 4.00%	8.39%	4/30/2025	39,126	37,679	36,913	1.34
ICS US Holdings, Inc. (4)(9)	SOFR + 4.50%	8.40%	6/8/2028	35,000	32,726	32,375	1.17
Jayhawk Buyer, LLC (4)(11)	L + 5.00%	9.73%	10/15/2026	31,267	31,017	30,954	1.12
LifePoint Health, Inc. (8)	L +3.75%	8.16%	11/16/2025	7,000	6,995	6,616	0.24
Midwest Physician Administrative Services, LLC (10)	L +3.25%	7.98%	3/12/2028	2,970	2,974	2,743	0.10
National Mentor Holdings, Inc. (10)	L +3.75%	8.33%	3/2/2028	3,019	2,556	2,127	0.08
Navigator Acquiror, Inc. (4)(7)(9)	L +5.75%	9.98% (incl. 5.11% PIK)	7/16/2027	16,674	16,612	16,507	0.60
NMSC Holdings, Inc. (10)	SOFR +5.25%	9.67%	2/23/2029	3,075	3,046	2,532	0.09
Onex TSG Intermediate Corp. (10)	L +4.75%	9.16%	2/28/2028	1,980	1,993	1,773	0.06
Pathway Vet Alliance, LLC (8)	L +3.75%	8.13%	3/31/2027	4,955	4,868	4,154	0.15
Pediatric Associates Holding Co., LLC (7)(9)	L +3.25%	7.63%	12/29/2028	3,709	3,694	3,519	0.13
PetVet Care Centers, LLC (10)	L +3.50%	7.88%	2/14/2025	6,445	6,292	6,077	0.22
Phoenix Guarantor, Inc. (8)	L +3.50%	7.88%	3/5/2026	8,425	8,249	7,930	0.29
PSKW Intermediate, LLC (4)(11)	L +6.25%	10.64%	3/9/2026	36,754	36,754	36,754	1.33
Radnet, Inc. (10)	L +3.00%	7.73%	4/21/2028	4,270	4,271	4,166	0.15
Reverb Buyer, Inc. (9)	L +3.50%	7.88%	11/1/2028	3,973	3,939	3,733	0.14
Smile Doctors, LLC (4)(7)(10)	L +5.75%	10.48%	12/23/2028	147,128	144,323	144,137	5.22
Stepping Stones Healthcare Services, LLC (4)(7)(10)	L +5.75%	10.51%	1/2/2029	15,379	15,092	14,893	0.54
Surgery Centers Holdings, Inc. (10)	L +3.75%	8.05%	8/31/2026	8,958	8,790	8,867	0.32
U.S. Anesthesia Partners, Inc. (9)	L +4.25%	8.37%	10/1/2028	2,970	2,984	2,835	0.10
US Oral Surgery Management Holdco, LLC (4)(7)(10)	L +5.50%	10.18%	11/18/2027	25,917	25,543	25,617	0.93
WHCG Purchaser III, Inc. (4)(5)(7)(10)	L +5.75%	10.48%	6/22/2028	6,595	6,457	5,379	0.19
WP CityMD Bidco, LLC (9)	L +4.25%	8.37%	12/22/2028	7,139	7,028	7,133	0.26

					811,990	801,634	29.03
Health Care Technology
Edifecs, Inc. (4)(10)	L +5.50%	10.23%	9/21/2026	9,770	9,653	9,672	0.35
Edifecs, Inc. (4)(11)	L +7.50%	12.23%	9/21/2026	17,899	18,327	18,257	0.66
GI Ranger Intermediate, LLC (4)(10)	SOFR +6.00%	10.73%	10/29/2028	44,801	44,152	44,129	1.60
Imprivata, Inc. (10)	SOFR +4.25%	8.57%	12/1/2027	4,975	4,844	4,812	0.17
Netsmart Technologies, Inc. (10)	L +4.00%	8.38%	10/1/2027	3,932	3,896	3,797	0.14
Project Ruby Ultimate Parent Corp. (4)(10)	SOFR +5.75%	10.07%	3/10/2028	49,875	48,436	48,379	1.75
Waystar Technologies, Inc. (8)	L +4.00%	8.38%	10/22/2026	6,949	6,762	6,845	0.25

					136,070	135,891	4.92
Hotels, Restaurants & Leisure
Alterra Mountain Company (9)	L +3.50%	7.88%	8/17/2028	6,947	6,741	6,880	0.25
Fertitta Entertainment, LLC (9)	SOFR +4.00%	8.32%	1/27/2029	6,948	6,660	6,619	0.24
GVC Finance LLC (8)	SOFR +3.50%	8.18%	10/31/2029	915	903	912	0.03
GVC Holdings Gibraltar, Ltd. (11)	L +4.25%	8.63%	3/29/2027	2,977	2,918	2,960	0.11
IRB Holding Corp. (10)	SOFR +3.00%	7.32%	12/15/2027	7,373	7,199	7,166	0.26
IRB Holding Corp. (10)	SOFR +3.00%	7.32%	2/5/2025	1,979	1,981	1,965	0.07
Scientific Games Holdings LP (9)	SOFR +3.50%	7.10%	4/4/2029	1,995	1,896	1,907	0.07
Tacala Investment Corp. (10)	L +3.50%	7.88%	2/5/2027	7,943	7,789	7,659	0.28
Twin River Worldwide Holdings, Inc. (9)	L +3.25%	7.54%	10/2/2028	5,360	5,196	4,974	0.18
Whatabrands, LLC (9)	L +3.25%	7.63%	8/3/2028	8,775	8,489	8,501	0.31

					49,772	49,543	1.80

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Household Durables
AI Aqua Merger Sub, Inc. (7)(9)	SOFR +	3.75%	8.09%	7/31/2028	$8,540	$8,208	$8,034	0.29%
Fluidra SA (9)	SOFR +	2.00%	8.48%	1/29/2029	1,990	1,985	1,898	0.07
Hunter Douglas, Inc. (9)	SOFR +	3.50%	7.86%	2/26/2029	3,150	3,136	2,788	0.10

						13,329	12,720	0.46
Industrial Conglomerates
Engineered Machinery Holdings, Inc. (10)	L +	3.75%	8.48%	5/19/2028	3,970	3,829	3,850	0.14
FCG Acquisitions, Inc. (9)	L +	3.75%	8.48%	3/31/2028	8,925	8,693	8,509	0.31
SPX Flow, Inc. (9)	SOFR +	4.50%	8.92%	4/5/2029	1,995	1,920	1,869	0.07
Vertical US Newco, Inc. (9)	L +	3.50%	6.87%	7/30/2027	4,060	4,027	3,917	0.14
Victory Buyer, LLC (4)(9)	L +	3.75%	8.10%	11/19/2028	9,962	9,390	8,393	0.30

						27,859	26,538	0.96
Insurance
Alera Group, Inc. (4)(10)	SOFR +	6.00%	10.42%	10/2/2028	46,833	45,929	45,897	1.66
Alliant Holdings Intermediate, LLC (10)	L +	3.50%	7.63%	11/5/2027	1,979	1,968	1,956	0.07
Alliant Holdings Intermediate, LLC (9)	L +	3.50%	7.85%	11/6/2027	2,970	2,985	2,907	0.11
AssuredPartners, Inc. (9)	SOFR +	3.50%	7.82%	2/12/2027	25,061	24,267	24,755	0.90
Baldwin Risk Partners, LLC (9)	L +	3.50%	7.79%	10/14/2027	6,937	6,846	6,781	0.25
BroadStreet Partners, Inc. (8)	L +	3.00%	7.38%	1/27/2027	7,931	7,702	7,707	0.28
Foundation Risk Partners Corp. (4)(10)	SOFR +	6.00%	10.68%	10/29/2028	76,800	76,058	76,032	2.75
Galway Borrower, LLC (4)(5)(10)	L +	5.25%	8.99%	9/30/2028	44,873	43,790	43,751	1.58
High Street Buyer, Inc. (4)(5)(10)	L +	6.00%	10.73%	4/14/2028	6,784	6,735	6,733	0.24
Howden Group Holdings Limited (10)	L +	3.25%	7.69%	11/12/2027	4,485	4,487	4,375	0.16
HUB International Limited (10)	L +	3.25%	7.53%	4/25/2025	8,401	8,207	8,327	0.30
NFP Corp. (8)	L +	3.25%	7.63%	2/15/2027	9,266	8,997	8,886	0.32
PGIS Intermediate Holdings, LLC (4)(5)(10)	L +	5.50%	10.63%	10/16/2028	63,658	61,661	61,589	2.23
RSC Acquisition, Inc. (4)(5)(10)	SOFR +	5.50%	10.10%	10/30/2026	45,925	44,972	44,662	1.62
SG Acquisition, Inc. (4)(9)	L +	5.00%	9.17%	1/27/2027	77,653	77,587	77,653	2.81
USI, Inc. (9)	L +	3.75%	8.33%	11/22/2029	6,874	6,806	6,823	0.25

						428,997	428,834	15.53
Interactive Media & Services
Ancestry.com Operations, Inc (9)	L +	3.25%	7.63%	12/6/2027	2,970	2,974	2,757	0.10
Cengage Learning, Inc. (11)	L +	4.75%	7.81%	7/14/2026	1,485	1,496	1,339	0.05
MH Sub I, LLC (11)	L +	3.75%	8.13%	9/13/2024	7,930	7,798	7,722	0.28
Project Boost Purchaser, LLC (8)	L +	4.00%	8.39%	6/1/2026	6,944	6,772	6,711	0.24
Red Planet Borrower, LLC (9)	L +	3.75%	8.13%	10/2/2028	4,950	4,934	3,123	0.11
SurveyMonkey, Inc. (8)	L +	3.75%	8.14%	10/10/2025	567	566	550	0.02
William Morris Endeavor Entertainment, LLC (9)	L +	3.75%	8.14%	5/18/2025	4,979	4,802	4,885	0.18

						29,342	27,087	0.98
Internet & Direct Marketing Retail
Donuts, Inc. (4)(7)(11)	SOFR +	6.00%	10.43%	12/29/2026	42,454	42,207	42,029	1.52
Prodege International Holdings, LLC (4)(10)	L +	5.75%	10.52%	12/15/2027	21,157	20,842	20,734	0.75

						63,049	62,763	2.27
IT Services
AI Altius Bidco, Inc. (4)(5)(10)	L +	5.50%	10.65%	12/21/2028	38,554	37,809	37,783	1.37
Dcert Buyer, Inc. (8)	SOFR +	4.00%	8.70%	10/16/2026	10,165	9,820	9,842	0.36
Endurance International Group Holdings, Inc. (10)	L +	3.50%	7.72%	2/10/2028	4,459	4,350	4,024	0.15
Park Place Technologies, LLC (11)	SOFR +	5.00%	9.42%	11/10/2027	26,550	25,593	25,106	0.91
Razor Holdco, LLC (4)(10)	L +	5.75%	9.42%	10/25/2027	25,740	25,310	25,225	0.91
Sabre GLBL, Inc. (9)	L +	3.50%	7.57%	12/17/2027	4,962	4,720	4,534	0.16
Sabre GLBL, Inc. (9)	L +	3.50%	7.88%	6/30/2028	4,765	4,536	4,417	0.16

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
IT Services (continued)
Turing Midco, LLC (9)	L +	2.75%	6.88%	3/24/2028	$2,774	$2,737	$2,754	0.10%
Virtusa Corp. (10)	L +	3.75%	8.13%	2/11/2028	1,990	1,933	1,926	0.07
Virtusa Corp. (10)	L +	3.75%	8.17%	2/15/2029	3,970	3,935	3,843	0.14

						120,743	119,454	4.33
Leisure Products
Motion Finco, LLC (8)	L +	3.25%	7.98%	11/12/2026	8,436	8,077	8,068	0.29
Recess Holdings, Inc. (11)	L +	3.75%	8.16%	9/30/2024	2,178	2,176	2,170	0.08

						10,253	10,238	0.37
Life Sciences Tools & Services
Cambrex Corp. (10)	SOFR +	3.50%	7.92%	12/4/2026	5,946	5,869	5,790	0.21
Curia Global, Inc. (10)	L +	3.75%	8.16%	8/30/2026	10,188	9,889	8,440	0.31

						15,758	14,230	0.52
Machinery
Pro Mach Group, Inc. (11)	L +	4.00%	8.38%	8/31/2028	6,095	5,976	5,942	0.22
Media
Clear Channel Outdoor Holdings, Inc. (8)	L +	3.50%	7.91%	8/21/2026	1,980	1,953	1,808	0.07
Radiate Holdco, LLC (10)	L +	3.25%	7.63%	9/25/2026	3,960	3,966	3,235	0.12
Univision Communications, Inc. (10)	L +	3.25%	7.63%	3/15/2026	4,341	4,338	4,286	0.16
UPC Financing Partnership (11)	L +	3.00%	7.24%	1/31/2029	5,500	5,405	5,385	0.19
Virgin Media Bristol, LLC (11)	L +	3.25%	7.57%	1/31/2029	3,500	3,460	3,475	0.13

						19,122	18,189	0.67
Metals & Mining
SCIH Salt Holdings, Inc. (10)	L +	4.00%	8.41%	3/16/2027	3,951	3,911	3,851	0.14
Oil, Gas & Consumable Fuels
CQP Holdco, LP (9)	L +	3.75%	8.48%	6/5/2028	7,925	7,876	7,900	0.29
Eagle Midstream Canada Finance, Inc. (4)(10)	SOFR +	6.25%	10.52%	8/15/2028	25,906	25,542	25,518	0.92
Freeport LNG Investments, LLLP (9)	L +	3.50%	7.74%	12/21/2028	4,932	4,896	4,701	0.17
KKR Alberta Midstrean Finance, Inc. (4)(10)	SOFR +	6.25%	10.52%	8/15/2028	14,094	13,896	13,882	0.50

						52,210	52,001	1.88
Paper & Forest Products
Profile Products, LLC (4)(10)	L +	5.50%	10.14%	11/12/2027	76,192	74,685	74,478	2.69
Pharmaceuticals
ANI Pharmaceuticals, Inc. (10)	L +	6.00%	10.38%	11/19/2027	51,534	49,372	48,957	1.77
Jazz Pharmaceuticals, Inc. (10)	L +	4.75%	8.49%	5/5/2028	3,571	3,572	3,545	0.13

						52,944	52,502	1.90
Professional Services
ALKU, LLC (4)(10)	SOFR +	5.25%	9.67%	3/1/2028	18,669	18,590	18,669	0.68
Aqgen Island Holdings, Inc. (9)	L +	3.50%	8.25%	8/2/2028	7,940	7,657	7,606	0.28
Armor Holdco, Inc. (9)	SOFR +	4.50%	9.54%	12/11/2028	4,205	4,127	4,179	0.15
Camelot US Acquisition, LLC (11)	L +	3.00%	7.38%	10/30/2026	3,548	3,475	3,500	0.13
Cast & Crew Payroll, LLC (9)	SOFR +	3.75%	8.07%	12/29/2028	4,950	4,948	4,892	0.18
CFGI Holdings, LLC (4)(10)	L +	5.00%	9.39%	11/2/2027	121,504	121,504	121,504	4.40
Deerfield Dakota Holding, LLC (11)	SOFR +	3.75%	8.07%	4/9/2027	9,916	9,717	9,286	0.34
Galaxy US Opco, Inc. (9)	SOFR +	4.75%	9.07%	4/29/2029	5,000	4,887	4,538	0.16
IG Investments Holdings, LLC (4)(5)(10)	L +	6.00%	10.38%	9/22/2028	136,361	135,703	135,679	4.91
Kwor Acquisition, Inc. (4)(10)	L +	5.50%	9.64%	12/22/2028	92,164	89,047	88,938	3.22
National Intergovernmental Purchasing Alliance Co. (8)	SOFR +	3.50%	8.08%	5/23/2025	4,967	4,924	4,912	0.18
Sherlock Buyer Corp. (4)(10)	L +	5.75%	10.48%	12/8/2028	27,805	27,424	26,832	0.97
The Dun & Bradstreet Corporation (9)	L +	3.75%	8.07%	2/6/2026	8,013	7,745	7,953	0.29

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Professional Services (continued)
Trans Union, LLC (9)	L +	2.25%	6.63%	12/1/2028	$2,389	$2,399	$2,370	0.09%
Trinity Air Consultants Holdings Corp. (4)(10)	L +	5.25%	10.18%	6/29/2027	118,000	116,846	116,820	4.23
VT Topco, Inc. (7)(10)	L +	3.75%	8.13%	8/1/2025	6,059	6,016	5,887	0.21
West Monroe Partners, LLC (4)(7)(10)	L +	5.50%	9.84%	11/8/2028	29,340	28,826	28,593	1.03

						593,835	592,158	21.45
Real Estate Management & Development
Cumming Group, Inc. (4)(7)(11)	L +	5.25%	8.92%	5/26/2027	14,627	14,584	14,140	0.51
Progress Residential PM Holdings, LLC (4)(7)(10)	SOFR +	6.25%	10.67%	2/16/2028	18,138	18,291	18,138	0.66

						32,875	32,278	1.17
Road & Rail
Gruden Acquisition, Inc. (4)(5)(11)	L +	5.50%	7.75%	7/1/2028	81,142	80,165	80,128	2.90
Software
2U, Inc. (10)	L +	5.75%	10.16%	12/30/2024	67,442	65,101	64,956	2.35
Apex Group Treasury LLC (9)	L +	6.75%	11.41%	7/27/2028	22,000	20,680	21,450	0.78
Apex Group Treasury, LLC (4)(9)	L +	3.75%	8.26%	7/27/2028	41,092	38,476	40,045	1.45
Boxer Parent Company, Inc. (8)	L +	3.75%	8.13%	10/2/2025	8,089	7,872	7,764	0.28
Brown Group Holdings, LLC (11)	L +	2.50%	6.88%	6/7/2028	5,953	5,696	5,855	0.21
Cloudera, Inc. (9)	L +	3.75%	8.13%	10/8/2028	8,201	7,914	7,759	0.28
Community Brands ParentCo, LLC (4)(5)(10)	SOFR +	5.75%	10.17%	2/24/2028	75,940	74,480	74,421	2.69
Confine Visual Bidco (4)(7)(10)	SOFR +	5.75%	10.05%	2/23/2029	31,852	30,946	30,158	1.09
ConnectWise, LLC (9)	L +	3.50%	7.88%	9/29/2028	4,455	4,462	4,243	0.15
Delta Topco, Inc. (10)	SOFR +	3.75%	8.15%	12/1/2027	3,970	3,939	3,680	0.13
ECI Macola Max Holding, LLC (10)	L +	3.75%	8.48%	11/9/2027	6,947	6,718	6,686	0.24
EP Purchaser, LLC (9)	L +	3.25%	7.63%	11/6/2028	3,474	3,466	3,443	0.12
Epicor Software Corp. (10)	L +	3.25%	7.63%	7/30/2027	9,911	9,657	9,539	0.35
Flexera Software, LLC (10)	L +	3.75%	8.14%	3/3/2028	5,589	5,469	5,377	0.19
GI Consilio Parent, LLC (9)	L +	4.00%	8.38%	5/12/2028	7,153	7,005	6,785	0.25
GovernmentJobs.com, Inc. (4)(7)(10)	L +	5.50%	9.88%	12/1/2028	23,423	22,927	22,823	0.83
GraphPAD Software, LLC (4)(11)	L +	5.50%	6.50%	4/27/2027	15,557	15,409	15,402	0.56
Greeneden U.S. Holdings II, LLC (10)	L +	4.00%	8.38%	12/1/2027	4,455	4,456	4,287	0.16
HS Purchaser, LLC (10)	SOFR +	4.00%	8.19%	11/19/2026	3,962	3,932	3,582	0.13
Hyland Software, Inc. (10)	L +	3.50%	7.88%	7/1/2024	3,961	3,941	3,916	0.14
Idera, Inc. (10)	L +	3.75%	7.50%	3/2/2028	2,970	2,979	2,808	0.10
Informatica, LLC (11)	L +	2.75%	7.19%	10/27/2028	1,588	1,570	1,562	0.06
ION Trading Finance Ltd. (8)	L +	4.75%	9.48%	4/3/2028	7,803	7,454	7,421	0.27
Ivanti Software, Inc. (10)	L +	4.00%	8.73%	12/1/2027	1,980	1,970	1,568	0.06
LD Lower Holdings, Inc. (4)(7)(11)	L +	6.50%	11.23%	2/8/2026	14,983	14,868	14,758	0.53
Maverick Acquisition, Inc. (4)(10)	SOFR +	2.50%	9.28%	5/18/2028	27,500	26,206	26,125	0.95
Medallia, Inc. (4)(10)	L +	6.50%	10.88% (incl. 5.44% PIK)	10/29/2028	46,458	45,713	45,529	1.65
Mitnick Purchaser, Inc. (9)	SOFR +	4.75%	8.94%	5/2/2029	4,988	4,965	4,685	0.17
Monk Holding Co. (4)(7)(10)	L +	5.50%	9.67%	12/1/2027	110,608	108,230	108,578	3.93
MRI Software, LLC (5)(11)	L +	5.50%	10.23%	2/10/2026	10,178	9,890	9,809	0.35
Nintex Topco Limited (4)(10)	L +	6.00%	10.73%	11/13/2028	32,836	32,237	30,702	1.11
NortonLifeLock, Inc. (9)	SOFR +	2.00%	6.42%	9/12/2029	4,000	3,980	3,941	0.14
Perforce Software, Inc. (8)	L +	3.75%	8.13%	7/1/2026	1,342	1,338	1,254	0.05
Project Alpha Intermediate Holding, Inc. (8)	L +	4.00%	8.39%	4/26/2024	2,970	2,965	2,904	0.11
Proofpoint, Inc. (5)(9)	L +	3.25%	7.98%	8/31/2028	8,895	8,560	8,575	0.31

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)(6)		Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Quest Software US Holdings, Inc. (9)	SOFR +	4.25%	8.49%		2/1/2029	$3,990	$3,955	$3,096	0.11%
RealPage, Inc. (9)	L +	3.00%	7.38%		4/24/2028	7,932	7,713	7,559	0.27
Relativity ODA, LLC (4)(7)(11)	L +	10.55%	11.89 (incl. 11.55 PIK)	% %	5/12/2027	53,210	52,472	52,403	1.90
Rocket Software, Inc. (8)	L +	4.25%	8.63%		11/28/2025	1,492	1,440	1,438	0.05
Rocket Software, Inc. (9)	L +	4.25%	8.63%		11/28/2025	5,434	5,286	5,247	0.19
S2P Acquisition Borrower, Inc. (8)	SOFR +	4.00%	8.32%		8/14/2026	4,959	4,912	4,831	0.17
SolarWinds Holdings Inc. (10)	SOFR +	4.00%	8.32%		2/5/2027	2,930	2,930	2,906	0.11
Sophia, LP (9)	L +	3.50%	8.23%		10/7/2027	9,925	9,561	9,602	0.35
Sovos Compliance, LLC (9)	L +	4.50%	8.88%		8/11/2028	3,965	3,964	3,663	0.13
SS&C Technologies, Inc. (9)	SOFR +	2.25%	6.67%		3/22/2029	4,265	4,169	4,197	0.15
Stamps.com, Inc. (4)(10)	L +	5.75%	10.13%		10/5/2028	29,775	29,264	29,031	1.05
Stamps.com, Inc. (4)(10)	L +	5.75%	10.13%		10/5/2028	29,775	29,264	29,031	1.05
Surf Holdings, LLC (8)	L +	3.50%	8.23%		3/5/2027	4,958	4,886	4,820	0.17
Symphony Technology Group (5)(10)	L +	4.75%	9.17%		7/27/2028	1,985	1,989	1,709	0.06
Symphony Technology Group (5)(9)	SOFR +	3.75%	7.97%		3/1/2029	5,970	5,863	5,573	0.20
The Ultimate Software Group, Inc. (9)	L +	3.25%	7.00%		5/4/2026	9,174	8,928	8,750	0.32
Triple Lift, Inc. (4)(7)(10)	SOFR +	5.50%	10.12%		5/5/2028	60,795	60,203	59,553	2.15
Vision Solutions, Inc. (10)	L +	4.00%	8.36%		4/24/2028	6,019	5,963	5,000	0.18
VS Buyer, LLC (11)	L +	3.00%	7.38%		2/28/2027	3,057	3,016	2,979	0.11

							861,249	853,778	30.89
Specialty Retail
CustomInk, LLC (4)(11)	L +	6.18%	7.18%		5/3/2026	36,866	36,508	36,866	1.33
EG Dutch Finco BV (8)	L +	4.00%	8.73%		2/7/2025	5,961	5,732	5,644	0.20

							42,240	42,510	1.53
Technology Hardware, Storage & Peripherals
Lytx, Inc. (4)(11)	SOFR +	6.75%	11.17%		2/28/2026	29,237	29,125	28,067	1.02
Trading Companies & Distributors
Core and Main, LP (11)	SOFR +	2.50%	7.42%		7/27/2028	3,980	3,898	3,940	0.14
Foundation Building Materials, Inc. (9)	L +	3.25%	7.66%		1/31/2028	6,940	6,700	6,587	0.24
Icebox Holdco III, Inc. (9)	L +	3.50%	8.23%		12/22/2028	5,953	5,888	5,514	0.20
LBM Acquisition, LLC (10)	L +	3.75%	7.12%		12/17/2027	3,960	3,958	3,451	0.12
Park River Holdings, Inc. (10)	L +	3.25%	6.99%		12/28/2027	3,403	3,349	2,991	0.11
Porcelain Acquisition Corp. (4)(7)(11)	L +	5.75%	10.48%		4/1/2027	8,783	8,593	8,721	0.32
Specialty Building Products Holdings, LLC (9)	L +	3.25%	7.64%		10/15/2028	1,985	1,996	1,794	0.06
SRS Distribution, Inc. (9)	SOFR +	3.50%	7.92%		6/2/2028	9,930	9,713	9,517	0.34
The Cook & Boardman Group, LLC (11)	SOFR +	5.75%	9.99%		10/17/2025	46,970	44,734	40,101	1.45

							88,829	82,616	2.98
Transportation Infrastructure
First Student Bidco, Inc. (9)	L +	3.00%	7.73%		7/21/2028	3,093	3,088	2,805	0.10
Froneri International PLC (11)	L +	2.25%	6.63%		1/29/2027	4,918	4,787	4,796	0.17
Frontline Road Safety, LLC (4)(10)	L +	5.75%	6.68%		5/3/2027	13,251	12,854	12,456	0.45
Roadsafe Holdings, Inc. (4)(11)	L +	5.75%	10.87%		10/19/2027	18,856	18,670	18,668	0.68

							39,399	38,725	1.40
Wireless Telecommunication Services
CCI Buyer, Inc. (10)	SOFR +	4.00%	8.58%		12/17/2027	6,745	6,574	6,462	0.23

Total First Lien Debt							5,521,131	5,460,255	197.58

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt
Diversified Consumer Services
Ascend Learning, LLC (9)	L +	3.50%	7.88%	12/10/2029	$5,301	$4,705	$4,588	0.17%
Health Care Providers & Services
Canadian Hospital Specialties Ltd. (4)(5)(8)		8.75%	8.75%	4/15/2029	CAD 12,000	8,117	8,170	0.30
Jayhawk Buyer, LLC (4)(11)	L +	8.75%	13.17%	10/15/2027	24,712	24,530	24,527	0.89

						32,647	32,697	1.19
Industrial Conglomerates
Victory Buyer, LLC (4)(9)	L +	7.00%	11.35%	11/1/2029	66,704	65,449	57,199	2.07
Life Sciences Tools & Services
Curia Global, Inc. (4)(10)	L +	6.50%	10.91%	8/31/2029	37,847	37,028	29,521	1.07
Phoenix Newco, Inc. (4)(9)	L +	6.50%	10.88%	11/15/2029	37,847	37,027	36,995	1.34

						74,055	66,516	2.41
Software
Apex Group Treasury, LLC (4)(9)	L +	6.75%	11.48%	7/27/2029	3,622	3,639	3,486	0.13
Apex Group Treasury, LLC (9)	L +	3.75%	8.26%	7/27/2028	34,225	34,389	32,941	1.19
Proofpoint, Inc. (5)(9)	L +	3.25%	7.98%	8/31/2028	37,847	36,913	36,538	1.32
Vision Solutions, Inc. (5)(10)	L +	7.25%	11.61%	4/23/2029	37,847	32,460	28,231	1.02

						107,401	101,196	3.66

Total Second Lien Debt						284,257	262,196	9.49

Bonds
Aerospace & Defense
Howmet Aerospace Inc (8)		5.90%	5.90%	2/1/2027	1,360	1,389	1,355	0.05
Automobiles
Ford Motor Co (8)		4.13%	4.13%	8/4/2025	2,610	2,505	2,449	0.09
Banks
Barclays PLC (8)		5.20%	5.20%	5/12/2026	2,570	2,540	2,502	0.09
Barclays PLC (8)		4.84%	4.84%	5/9/2028	860	812	794	0.03
Barclays PLC (8)		2.85%	2.85%	5/7/2026	2,100	1,961	1,953	0.07
Huntington Bancshares Inc (8)		4.44%	4.44%	8/4/2028	620	598	592	0.02
Lloyds Banking Group PLC (8)		4.65%	4.65%	3/24/2026	5,000	4,849	4,794	0.17
Synchrony Bank (8)		5.40%	5.40%	8/22/2025	5,000	4,946	4,912	0.18
Synovus Financial Corp (8)		5.20%	5.20%	8/11/2025	100	99	99	0.00

						15,805	15,646	0.56
Building Products
Trane Technologies Luxembourg Finance SA (8)		3.80%	3.80%	3/21/2029	460	432	424	0.02
Capital Markets
FactSet Research Systems Inc (8)		2.90%	2.90%	3/1/2027	1,810	1,672	1,646	0.06
Jefferies Financial Group Inc. (8)		4.15%	4.15%	1/23/2030	2,650	2,424	2,372	0.09
MSCI Inc. (8)		4.00%	4.00%	11/15/2029	200	183	175	0.01
Nomura Holdings Inc (8)		1.65%	1.65%	7/14/2026	2,250	1,986	1,961	0.07
Nomura Holdings Inc (8)		2.33%	2.33%	1/22/2027	1,270	1,134	1,114	0.04
StoneX Group Inc. (8)		8.63%	8.63%	6/15/2025	1,740	1,777	1,760	0.06

						9,176	9,028	0.33
Chemicals
Ingevity Corp (8)		3.88%	3.88%	11/1/2028	480	421	414	0.01
Minerals Technologies Inc. (8)		5.00%	5.00%	7/1/2028	1,240	1,123	1,107	0.04
Westlake Corp (8)		3.60%	3.60%	8/15/2026	3,400	3,235	3,199	0.12

						4,779	4,720	0.17

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Commercial Services & Supplies
Clean Harbors Inc. (8)	4.88%	4.88%	7/15/2027	$740	$718	$702	0.03%
Communications Equipment
Juniper Networks Inc (8)	3.75%	3.75%	8/15/2029	2,230	2,029	1,992	0.07
Motorola Solutions Inc (8)	4.60%	4.60%	5/23/2029	4,110	4,018	3,920	0.14

					6,047	5,912	0.21
Construction & Engineering
Fluor Corp (8)	4.25%	4.25%	9/15/2028	1,870	1,719	1,686	0.06
Quanta Services Inc (8)	0.95%	0.95%	10/1/2024	1,830	1,695	1,686	0.06

					3,414	3,372	0.12
Consumer Finance
FirstCash Inc (8)	5.63%	5.63%	1/1/2030	3,460	3,216	3,084	0.11
Navient Corp (8)	6.75%	6.75%	6/25/2025	4,060	4,011	3,904	0.14
Navient Corp (8)	4.88%	4.88%	3/15/2028	460	393	379	0.01
OneMain Finance Corp (8)	6.88%	6.88%	3/15/2025	3,070	3,040	2,956	0.11
PRA Group Inc (8)	5.00%	5.00%	10/1/2029	860	727	711	0.03
SLM Corp (8)	4.20%	4.20%	10/29/2025	240	227	220	0.01

					11,614	11,254	0.41
Containers & Packaging
Berry Global, Inc.(8)	1.65%	1.65%	1/15/2027	3,320	2,872	2,844	0.10
OI European Group BV (8)	4.75%	4.75%	2/15/2030	550	491	482	0.02
TriMas Corp (8)	4.13%	4.13%	4/15/2029	150	133	131	0.00

					3,496	3,457	0.12
Diversified Consumer Services
Block Financial LLC (8)	2.50%	2.50%	7/15/2028	3,220	2,796	2,743	0.10
Prime Security Services Borrower LLC (8)	5.75%	5.75%	4/15/2026	2,800	2,783	2,701	0.10
Service Corp International (8)	4.63%	4.63%	12/15/2027	3,900	3,712	3,650	0.13

					9,291	9,094	0.33
Electric Utilities
NextEra Energy Operating Partners LP (8)	4.25%	4.25%	7/15/2024	180	177	175	0.01
Electronic Equipment, Instruments & Components
Avnet Inc (8)	4.63%	4.63%	4/15/2026	1,990	1,937	1,917	0.07
CDW LLC (8)	2.67%	2.67%	12/1/2026	1,740	1,572	1,548	0.06
CDW LLC (8)	3.28%	3.28%	12/1/2028	4,280	3,733	3,672	0.13
Flex Ltd (8)	4.88%	4.88%	6/15/2029	5,000	4,769	4,715	0.17
Jabil Inc (8)	4.25%	4.25%	5/15/2027	5,000	4,798	4,736	0.17
Teledyne Technologies Inc (8)	1.60%	1.60%	4/1/2026	1,340	1,209	1,200	0.04
TTM Technologies Inc (8)	4.00%	4.00%	3/1/2029	630	560	541	0.02

					18,578	18,329	0.66
Energy Equipment & Services
Enerflex Ltd (8)	9.00%	9.00%	10/15/2027	2,920	2,964	2,916	0.11
Equity Real Estate Investment
EPR Properties (8)	4.95%	4.95%	4/15/2028	430	380	368	0.01
Equity Real Estate Investment Trusts (REITs)
Brixmor Operating Partnership LP (8)	4.13%	4.13%	6/15/2026	3,780	3,609	3,569	0.13
Iron Mountain Inc (8)	4.88%	4.88%	9/15/2027	2,670	2,535	2,460	0.09
Iron Mountain Inc (8)	5.25%	5.25%	3/15/2028	1,120	1,065	1,032	0.04

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Equity Real Estate Investment Trusts (REITs) (continued)
Service Corp International (8)	7.50%	7.50%	9/15/2025	$3,910	$3,829	$3,731	0.14%

					11,038	10,792	0.40
Food Products
Campbell Soup Co (8)	4.15%	4.15%	3/15/2028	880	857	842	0.03
Conagra Brands Inc (8)	4.85%	4.85%	11/1/2028	700	696	684	0.02
Conagra Brands Inc (8)	1.38%	1.38%	11/1/2027	2,580	2,187	2,153	0.08
Lamb Weston Holdings Inc (8)	4.88%	4.88%	5/15/2028	2,820	2,726	2,677	0.10

					6,466	6,356	0.23
Gas Utilities
Superior General Partner Inc (8)	4.50%	4.50%	3/15/2029	330	290	283	0.01
Health Care Providers & Services
Centene Corp (8)	4.25%	4.25%	12/15/2027	2,330	2,226	2,190	0.08
HCA Inc. (8)	4.50%	4.50%	2/15/2027	5,360	5,224	5,174	0.19
Molina Healthcare Inc (8)	4.38%	4.38%	6/15/2028	120	112	110	0.00
Universal Health Services Inc (8)	1.65%	1.65%	9/1/2026	2,560	2,229	2,198	0.08

					9,791	9,672	0.35
Hotels, Restaurants & Leisure
Hilton Domestic Operating Co Inc (8)	3.75%	3.75%	5/1/2029	400	359	347	0.01
Hyatt Hotels Corp (8)	4.38%	4.38%	9/15/2028	4,220	3,933	3,869	0.14
New Red Finance Inc (8)	3.88%	3.88%	1/15/2028	2,080	1,923	1,865	0.07
New Red Finance Inc (8)	3.50%	3.50%	2/15/2029	2,900	2,559	2,491	0.09
Vail Resorts Inc (8)	6.25%	6.25%	5/15/2025	940	952	942	0.03
Yum! Brands Inc (8)	4.75%	4.75%	1/15/2030	1,680	1,595	1,544	0.06

					11,321	11,058	0.40
Household Durables
D.R. Horton Inc (8)	1.30%	1.30%	10/15/2026	3,860	3,370	3,324	0.12
Lennar Corp (8)	4.75%	4.75%	11/29/2027	1,830	1,789	1,767	0.06
LGI Homes Inc (8)	4.00%	4.00%	7/15/2029	790	622	611	0.02
M/I Homes Inc (8)	3.95%	3.95%	2/15/2030	560	448	453	0.02
Meritage Homes Corp (8)	3.88%	3.88%	4/15/2029	1,100	955	934	0.03
Taylor Morrison Communities Inc (8)	5.88%	5.88%	6/15/2027	640	640	616	0.02
Taylor Morrison Communities Inc (8)	5.75%	5.75%	1/15/2028	840	815	788	0.03
Tempur Sealy International Inc (8)	4.00%	4.00%	4/15/2029	1,920	1,680	1,616	0.06
Toll Brothers Finance Corp (8)	4.88%	4.88%	3/15/2027	5,120	4,905	4,896	0.18

					15,224	15,005	0.54
Independent Power and Renewable Electricity Producers
DPL INC (8)	4.13%	4.13%	7/1/2025	2,260	2,174	2,127	0.08
Drax Finco PLC (8)	6.63%	6.63%	11/1/2025	2,450	2,367	2,345	0.08

					4,541	4,472	0.16
Industrial Conglomerates
Icahn Enterprises LP (8)	4.75%	4.75%	9/15/2024	1,180	1,154	1,134	0.04
Icahn Enterprises LP (8)	5.25%	5.25%	5/15/2027	3,520	3,329	3,231	0.12

					4,483	4,365	0.16
Insurance
Willis North America Inc (8)	4.65%	4.65%	6/15/2027	2,820	2,769	2,728	0.10
IT Services
CGI Inc (8)	1.45%	1.45%	9/14/2026	2,190	1,952	1,940	0.07

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
IT Services (continued)
Gartner Inc. (8)	3.63%	3.63%	6/15/2029	$4,100	$3,714	$3,608	0.13%

					5,666	5,548	0.20
Machinery
Allison Transmission Inc (8)	4.75%	4.75%	10/1/2027	820	777	762	0.03
Allison Transmission Inc (8)	5.88%	5.88%	6/1/2029	3,470	3,389	3,265	0.12
CNH Industrial NV (8)	3.85%	3.85%	11/15/2027	2,370	2,251	2,224	0.08
Weir Group PLC (8)	2.20%	2.20%	5/13/2026	3,810	3,449	3,383	0.12

					9,866	9,634	0.35
Media
Sirius XM Radio Inc (8)	5.00%	5.00%	8/1/2027	4,460	4,245	4,132	0.15
Metals & Mining
Carpenter Technology Corp (8)	6.38%	6.38%	7/15/2028	3,280	3,179	3,125	0.11
FMG Resources August 2006 Pty Ltd (8)	5.88%	5.88%	4/15/2030	2,880	2,752	2,687	0.10
Freeport-McMoRan Inc (8)	4.13%	4.13%	3/1/2028	5,000	4,697	4,633	0.17
Mineral Resources Ltd (8)	8.00%	8.00%	11/1/2027	4,300	4,487	4,403	0.16
Steel Dynamics Inc (8)	3.45%	3.45%	4/15/2030	4,620	4,169	4,073	0.15

					19,284	18,921	0.69
Mortgage Real Estate Investment Trusts (REITs)
Starwood Property Trust Inc (8)	3.75%	3.75%	12/31/2024	4,640	4,476	4,362	0.16
Multiline Retail
Macy’s Retail Holdings LLC (8)	5.88%	5.88%	3/15/2030	520	470	452	0.02
Oil, Gas & Consumable Fuels
Antero Midstream Partners LP (8)	5.75%	5.75%	3/1/2027	3,590	3,524	3,400	0.12
Crestwood Midstream Partners LP (8)	5.63%	5.63%	5/1/2027	1,500	1,437	1,398	0.05
DCP Midstream Operating LP (8)	5.38%	5.38%	7/15/2025	2,880	2,887	2,858	0.10
DCP Midstream Operating LP (8)	5.63%	5.63%	7/15/2027	2,270	2,302	2,256	0.08
EnLink Midstream Partners LP (8)	4.85%	4.85%	7/15/2026	1,640	1,583	1,544	0.06
Hess Corp (8)	4.30%	4.30%	4/1/2027	3,790	3,670	3,625	0.13
Hess Midstream Operations LP (8)	5.13%	5.13%	6/15/2028	2,810	2,664	2,603	0.09
Holly Energy Partners LP (8)	6.38%	6.38%	4/15/2027	4,120	4,156	4,053	0.15
Matador Resources Co (8)	5.88%	5.88%	9/15/2026	2,170	2,119	2,090	0.08
NuStar Logistics LP (8)	6.00%	6.00%	6/1/2026	2,750	2,710	2,653	0.10
ONEOK Inc (8)	4.55%	4.55%	7/15/2028	2,420	2,330	2,289	0.08
PBF Holding Co LLC (8)	7.25%	7.25%	6/15/2025	4,400	4,330	4,355	0.16
Phillips 66 Partners LP (8)	3.75%	3.75%	3/1/2028	3,150	2,959	2,905	0.11
Spectra Energy Partners LP (8)	3.38%	3.38%	10/15/2026	470	445	438	0.02
Sunoco LP (8)	4.50%	4.50%	5/15/2029	3,010	2,738	2,637	0.10

					39,854	39,104	1.43
Paper & Forest Products
Louisiana-Pacific Corp (8)	3.63%	3.63%	3/15/2029	1,910	1,687	1,658	0.06
Personal Products
Edgewell Personal Care Co (8)	5.50%	5.50%	6/1/2028	820	785	768	0.03
Pharmaceuticals
Royalty Pharma PLC (8)	1.75%	1.75%	9/2/2027	680	587	577	0.02
Professional Services
Booz Allen Hamilton Inc (8)	3.88%	3.88%	9/1/2028	4,320	3,972	3,835	0.14
Real Estate Management & Development
Howard Hughes Corp (8)	5.38%	5.38%	8/1/2028	2,250	2,080	2,031	0.07
Howard Hughes Corp (8)	4.13%	4.13%	2/1/2029	180	156	151	0.01

					2,236	2,182	0.08

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Road & Rail
Ryder System Inc (8)	4.30%	4.30%	6/15/2027	$1,000	$969	$959	0.03%
Semiconductors & Semiconductor Equipment
Broadcom Corp (8)	3.88%	3.88%	1/15/2027	5,450	5,219	5,163	0.19
ON Semiconductor Corp (8)	3.88%	3.88%	9/1/2028	150	136	131	0.00
Qorvo Inc (8)	1.75%	1.75%	12/15/2024	4,770	4,414	4,399	0.16

					9,769	9,693	0.35
Software
Fair Isaac Corp (8)	4.00%	4.00%	6/15/2028	4,770	4,404	4,337	0.16
Oracle Corp (8)	2.80%	2.80%	4/1/2027	1,150	1,059	1,048	0.04
Tangerine Bidco SPA (4)(8)	6.50%	6.50%	12/30/2029	EUR 66,000	67,855	68,325	2.47
TeamSystem SpA (4)(8)	6.50%	6.50%	2/15/2028	EUR 35,000	33,348	36,325	1.31

					106,666	110,035	3.98
Specialty Retail
Abercrombie & Fitch Management Co (8)	8.75%	8.75%	7/15/2025	1,700	1,700	1,669	0.06
Asbury Automotive Group, Inc. (8)	4.75%	4.75%	3/1/2030	660	573	553	0.02
Bath & Body Works Inc (8)	9.38%	9.38%	7/1/2025	2,410	2,618	2,577	0.09
Foot Locker Inc (8)	4.00%	4.00%	10/1/2029	440	370	343	0.01
Gap Inc (8)	3.63%	3.63%	10/1/2029	1,940	1,538	1,371	0.05
Sonic Automotive Inc (8)	4.63%	4.63%	11/15/2029	440	372	353	0.01

					7,171	6,866	0.24
Technology Hardware, Storage & Peripherals
VMware Inc (8)	3.90%	3.90%	8/21/2027	3,030	2,874	2,833	0.10
Xerox Holdings Corp (8)	5.50%	5.50%	8/15/2028	1,680	1,436	1,347	0.05

					4,310	4,180	0.15
Textiles, Apparel & Luxury Goods
PVH Corp (8)	4.63%	4.63%	7/10/2025	1,810	1,765	1,749	0.06
Thrifts & Mortgage Finance
MGIC Investment Corp (8)	5.25%	5.25%	8/15/2028	1,620	1,533	1,496	0.05
NMI Holdings Inc (8)	7.38%	7.38%	6/1/2025	2,060	2,116	2,084	0.08
Radian Group Inc (8)	6.63%	6.63%	3/15/2025	2,850	2,857	2,816	0.10

					6,506	6,396	0.23
Trading Companies & Distributors
Air Lease Corp (8)	1.88%	1.88%	8/15/2026	5,030	4,447	4,375	0.16
GATX Corp (8)	3.25%	3.25%	9/15/2026	270	254	251	0.01

					4,701	4,626	0.17
Trading Companies & Distributors
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (8)	3.88%	3.88%	1/23/2028	2,850	2,608	2,568	0.09
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (8)	4.63%	4.63%	10/15/2027	2,280	2,165	2,121	0.08
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (8)	3.00%	3.00%	10/29/2028	540	467	453	0.02
United Rentals North America Inc (8)	4.88%	4.88%	1/15/2028	1,800	1,747	1,710	0.06

					6,987	6,852	0.25

Total Bonds					398,660	396,461	14.35

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Equity
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units (4)				2,547,048	$4,305	$5,680	0.21%
Air Freight & Logistics
AGI Group Holdings LP - A2 Units (4)				194	208	155	0.01
Mode Holdings, L.P. - Class A-2 Common Units (4)				1,230,769	2,215	2,400	0.09

					2,423	2,555	0.10
Distributors
Box Co-Invest Blocker, LLC (4)				780,000	780	694	0.03
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests (4)		11.50%		974,662	1,133	1,184	0.04
Deneb Ultimate Topco, LLC - Class A Units (4)				728	728	575	0.02

					1,861	1,759	0.06
Health Care Providers & Services
Jayhawk Holdings, LP - A-1 Common Units (4)				797	210	227	0.01
Jayhawk Holdings, LP - A-2 Common Units (4)				429	113	122	0.00

					323	349	0.01
Software
Lobos Parent, Inc. - Series A Preferred Shares (4)		10.50%		5,773	5,700	6,134	0.22
Transportation Infrastructure
Frontline Road Safety Investments, LLC - Class A Common Units (4)				3,936	376	275	0.01

Equity Total					15,768	17,446	0.63

Total Investments - non-controlled/non-affiliated					6,219,816	6,136,358	222.04

Total Investments - non-controlled/affiliated
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP) - Class A Common Units (4)(14)				502,415	1,828	3,190	0.12

Total Equity					1,828	3,190	0.12

Total Investments — non-controlled/affiliated					1,828	3,190	0.12

Investments—controlled/affiliated
Equity
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units (4)(14)				3,000,000	3,542	3,762	0.14

Total Equity					3,542	3,762	0.14

Total Investments - controlled/affiliated					3,542	3,762	0.14

Total Investment Portfolio					6,225,186	6,143,310	222.29

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread	Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
Transportation Infrastructure (continued)
Cash and Cash Equivalents
State Street Institutional U.S. Government Money Market Fund					$5,107	$5,107	0.18%
Other Cash and Cash Equivalents					118,005	118,005	4.27

Total Portfolio Investments, Cash and Cash Equivalents					$6,348,298	$6,266,422	226.75%

(1)

Unless otherwise indicated, issuers of debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2022, the Company had investments denominated in Canadian Dollars (CAD) and Euros (EUR). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. Variable rate loans typically include an interest reference rate floor feature. For each such loan, the Company has provided the interest rate in effect on the date presented.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(4)	These investments were valued using unobservable inputs and are considered Level 3 investments.
(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(6)	For unsettled positions the interest rate does not include the base rate.
(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/non- affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	$781	$(16)
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	5/7/2023	489	—

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments—non-controlled/non- affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt (continued)
AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	7/31/2028	$519	$—
Barbri Holdings, Inc.	Delayed Draw Term Loan	4/28/2023	1,363	—
Bazaarvoice, Inc.	Revolver	5/7/2026	2,123	—
Monk Holding Co.	Delayed Draw Term Loan	8/12/2023	7,311	—
Cambium Learning Group, Inc.	Revolver	7/20/2028	3,249	—
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	2,832	—
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	6,094	—
CPI Buyer, LLC	Delayed Draw Term Loan	5/1/2023	7,175	—
CPI Buyer, LLC	Revolver	11/1/2026	2,974	(59)
CSHC Buyerco, LLC	Delayed Draw Term Loan	9/8/2026	3,511	(53)
Cumming Group, Inc.	Delayed Draw Term Loan	5/26/2027	1,150	—
Cumming Group, Inc.	Revolver	5/26/2027	1,776	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	44	—
Donuts, Inc.	Delayed Draw Term Loan	12/29/2027	5,874	—
Express Wash Concepts, LLC	Delayed Draw Term Loan	4/30/2027	14,500	—
Forefront Management Holdings, LLC	Delayed Draw Term Loan	3/23/2029	132	—
GovernmentJobs.com, Inc.	Revolver	11/30/2027	2,566	(51)
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	8,018	(80)
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	3,414	—
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	1,939	(15)
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	2,094	—
Latham Pool Products, Inc.	Delayed Draw Term Loan	2/18/2029	11,250	(942)
LD Lower Holdings, Inc.	Delayed Draw Term Loan	2/8/2023	2,542	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	3,686	—
New Arclin US Holding Corp.	Delayed Draw Term Loan	9/22/2028	202	(24)

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments—non-controlled/non- affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt (continued)
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	$263	$—
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/1/2027	2,115	(62)
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	3/17/2023	3,721	—
Qualus Power Services Corp.	Delayed Draw Term Loan	3/26/2023	1,442	—
Refficiency Holdings, LLC	Delayed Draw Term Loan	12/16/2027	1	—
Relativity ODA, LLC	Revolver	5/12/2027	538	(8)
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	5,185	(52)
Smile Doctors, LLC	Revolver	12/23/2027	2,425	—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	2,139	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	507	—
Triple Lift, Inc.	Revolver	5/6/2028	1,321	—
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	11/18/2023	2,160	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	1,915	(19)
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	117	—
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	7,580	—
West Monroe Partners, LLC	Revolver	11/9/2027	2,843	(14)
WHCG Purchaser III, Inc.	Revolver	6/22/2026	491	—
WHCG Purchaser III, Inc.	Delayed Draw Term Loan	6/22/2023	1,154	—

Total Unfunded Commitments			$133,525	$(1,395)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2022 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2022 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2022 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2022 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2022 was 1.50%.
(14)	Loan was on non-accrual status as of December 31, 2022.

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

The following table presents the selected consolidated statement of assets and liabilities information of the Emerald JV as of December 31, 2022:

December 31, 2022
ASSETS
Investments at fair value (cost of $6,225,186 at December 31, 2022)	$6,143,310
Cash and cash equivalents	123,112
Interest receivable	67,094
Receivable for investments sold	195,023
Deferred financing costs	12,664
Subscription receivable (1)	—
Other assets	65

Total assets	$6,541,268

LIABILITIES
Debt	$3,377,064
Distribution payable	91,832
Payable for investments purchased and other liabilities	308,750

Total liabilities	3,777,646

MEMBERS’ EQUITY
Members’ Equity	2,763,622

Total Members’ Equity	2,763,622

Total liabilities and member’s equity	$6,541,268

(1)	Amount rounds to less than one thousand.

BCRED Emerald JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

The following table presents the selected consolidated statement of operations information of the Emerald JV as of December 31, 2022:

For the Year Ended December 31, 2022
Investment income:
From non-controlled/non-affiliated investments:
Interest income	$242,406
Payment-in-kind income	2,586
Dividend income	2,031
Other income	2,937

Total investment income	249,960

Expenses:
Interest expense	79,232
Other expenses	3,914

Total expenses	83,146

Net investment income before taxes	166,814

Tax expense	—

Net investment income after taxes	$166,814

Net realized and change in unrealized gain (loss) on investments
Net unrealized gain (loss) on investments	(82,456)
Net realized gain (loss) on investments	(6,965)

Total net realized and change in unrealized gain (loss) on investments	(89,421)

Net increase (decrease) in net assets resulting from operations	$77,393

BCRED Verdelite JV

BCRED Verdelite JV LP (“Verdelite JV”), a Delaware limited liability company, was formed as a joint venture between the Company and an entity managed by an alternative credit management investment firm with a specialized focus on structured and syndicated credit, including CLO management (the “Verdelite JV Partner”), and commenced operations on October 21, 2022 and operates under a limited liability company agreement. The Verdelite JV’s principal purpose is to make investments, primarily in broadly syndicated loans.

On October 21, 2022, a wholly-owned subsidiary of the Company and the Verdelite JV Partner committed to contribute $147 million and $21 million of capital, respectively, to the Verdelite JV. The Company contributed $117.7 million (consisting of a cash contribution of $26.2 million and an in-kind capital contribution of investments valued at $91.5 million), and the Verdelite JV Partner contributed cash of $16.8 million, in exchange for initial equity ownership interests of 87.5% and 12.5%, respectively.

The Company and the Verdelite JV Partner, through their joint control of the Verdelite JV’s General Partner, have equal control of the Verdelite JV’s investment decisions and generally all other decisions in respect of the Verdelite JV must be approved by the Verdelite JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Company and the Verdelite JV Partner.

The Company has determined that the Verdelite JV is an investment company under ASC 946, and in accordance with ASC 946, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Further, the Company has a variable interest in the Verdelite JV and has determined that the Verdelite JV is a variable interest entity under ASC 810. However, the Company is not deemed to be the primary beneficiary of the Verdelite JV as there is equal power between the Company and JV Partner. Accordingly, the Company does not consolidate the Verdelite JV.

The Company’s investment in the Verdelite JV is disclosed on the Company’s Consolidated Schedule of Investments as of December 31, 2022.

The following table presents the consolidated schedule of investments of the Verdelite JV as of December 31, 2022:

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC (8)	L +	4.00%	8.17%	1/29/2027	$424	$421	$416	0.31%
Atlas CC Acquisition Corp. (10)	L +	4.25%	8.98%	5/25/2028	2,684	2,465	2,273	1.72
Peraton Corp. (10)	L +	3.75%	8.13%	2/1/2028	4,089	4,011	4,001	3.03
Vertex Aerospace Services Corp. (10)	L +	3.50%	7.88%	12/6/2028	4,090	4,045	4,024	3.04

						10,942	10,714	8.10
Air Freight & Logistics
The Kenan Advantage Group, Inc. (10)	L +	3.75%	8.13%	3/24/2026	3,591	3,499	3,509	2.65
Airlines
United Airlines, Inc. (10)	L +	3.75%	8.11%	4/21/2028	4,489	4,448	4,445	3.36
Auto Components
Clarios Global LP (5)(8)	SOFR +	3.25%	7.63%	4/30/2026	5,350	5,291	5,262	3.98

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Beverages
Triton Water Holdings, Inc. (9)	L +	3.50%	8.23%	3/31/2028	$3,491	$3,214	$3,260	2.47%
Building Products
Griffon Corporation (9)	SOFR +	2.50%	7.01%	1/24/2029	1,258	1,243	1,238	0.94
The Chamberlain Group, Inc. (9)	L +	3.25%	7.63%	11/3/2029	2,593	2,431	2,451	1.85

						3,674	3,689	2.79
Capital Markets
Advisor Group Holdings, Inc. (8)	L +	4.50%	8.88%	7/31/2026	5,336	5,214	5,231	3.96
The Edelman Financial Engines Center, LLC (10)	L +	3.50%	7.88%	4/7/2028	2,743	2,641	2,567	1.94

						7,855	7,798	5.90
Chemicals
WR Grace Holdings, LLC (9)	L +	3.75%	8.50%	9/22/2028	3,591	3,553	3,534	2.67
Commercial Services & Supplies
Access CIG, LLC (8)	L +	3.75%	7.82%	2/27/2025	4,289	4,166	4,210	3.18
Allied Universal Holdco, LLC (9)	SOFR +	3.75%	8.17%	5/12/2028	3,591	3,413	3,419	2.59
Anticimex, Inc. (9)	L +	3.50%	8.23%	11/16/2028	4,439	4,341	4,295	3.25
APX Group, Inc. (11)	L +	3.25%	6.73%	7/10/2028	5,336	5,090	5,289	4.00
DG Investment Intermediate Holdings 2, Inc. (10)	SOFR +	3.75%	8.07%	3/31/2028	4,987	4,805	4,782	3.62
EAB Global, Inc. (9)	L +	3.50%	7.88%	8/16/2028	4,090	3,968	3,944	2.98
Energizer Holdings Inc (9)	L +	3.75%	8.13%	12/8/2028	3,600	3,444	3,452	2.61
Garda World Security Corp. (8)	L +	4.25%	8.93%	10/30/2026	5,350	5,167	5,219	3.95
Genuine Financial Holdings, LLC (8)	L +	3.75%	8.33%	7/11/2025	3,589	3,559	3,464	2.62

						37,953	38,074	28.80
Construction & Engineering
Refficiency Holdings, LLC (10)	L +	3.75%	7.82%	12/16/2027	3,493	3,395	3,316	2.51
Construction Materials
White Cap Buyer, LLC (9)	SOFR +	3.75%	8.07%	10/19/2027	4,150	4,012	4,020	3.04
Containers & Packaging
Berlin Packaging, LLC (9)	L +	3.75%	7.88%	3/11/2028	4,539	4,438	4,377	3.31
Charter NEX US, Inc. (10)	L +	3.75%	8.13%	12/1/2027	5,350	5,261	5,207	3.94
Novolex, Inc. (9)	SOFR +	3.93%	8.60%	4/13/2029	5,337	5,223	5,096	3.85
ProAmpac PG Borrower, LLC (10)	L +	3.75%	7.96%	11/3/2025	4,090	3,962	3,927	2.97
Ring Container Technologies Group, LLC (9)	L +	3.50%	7.88%	8/12/2028	2,150	2,135	2,126	1.61
TricorBraun Holdings, Inc. (9)	L +	3.25%	7.63%	3/3/2028	4,090	3,923	3,912	2.96
Trident TPI Holdings, Inc. (9)	L +	4.00%	7.67%	9/15/2028	5,337	5,147	5,137	3.89

						30,089	29,782	22.53
Diversified Consumer Services
Ascend Learning, LLC (9)	L +	3.50%	7.88%	12/11/2028	3,192	3,045	3,026	2.29
Colibri Group, LLC (10)	SOFR +	5.00%	8.87%	3/12/2029	4,289	4,141	4,014	3.04
KUEHG Corp. (11)	L +	3.75%	8.48%	2/21/2025	4,987	4,912	4,802	3.63
Learning Care Group (11)	L +	3.25%	7.61%	3/13/2025	4,987	4,848	4,652	3.52
Pre-Paid Legal Services, Inc. (9)	L +	3.75%	8.13%	12/15/2028	5,337	5,236	5,144	3.89
SSH Group Holdings, Inc. (8)	L +	4.25%	7.92%	7/30/2025	4,948	4,860	4,847	3.67
University Support Services, LLC (9)	L +	3.25%	7.63%	2/10/2029	3,591	3,540	3,501	2.65
Weld North Education, LLC (9)	L +	3.75%	7.72%	12/21/2027	4,090	4,049	4,017	3.04

						34,631	34,003	25.73

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Diversified Financial Services
Mitchell International, Inc. (9)	L +	3.75%	8.41%	10/15/2028	$2,992	$2,809	$2,766	2.09%
Polaris Newco, LLC (9)	L +	4.00%	8.73%	6/2/2028	5,312	5,073	4,860	3.68
Sedgwick Claims Management Services, Inc. (8)	L +	3.25%	7.63%	12/31/2025	4,987	4,884	4,859	3.68

						12,766	12,485	9.45
Diversified Telecommunication Services
Numericable US, LLC (8)	L +	2.75%	7.16%	7/31/2025	2,100	1,961	1,999	1.51
Numericable US, LLC (8)	L +	3.69%	7.77%	1/31/2026	2,200	2,048	2,044	1.55
Zacapa, LLC (9)	SOFR +	4.25%	8.83%	3/22/2029	4,090	3,956	3,941	2.98

						7,965	7,984	6.04
Electrical Equipment
Madison IAQ, LLC (9)	L +	3.25%	7.99%	6/21/2028	4,090	3,864	3,815	2.89
Electronic Equipment, Instruments & Components
Infinite Bidco, LLC (9)	L +	3.25%	7.98%	3/2/2028	2,693	2,584	2,592	1.96
Presidio, Inc. (8)	SORF +	3.50%	7.92%	1/22/2027	3,591	3,556	3,540	2.68

						6,140	6,132	4.64
Entertainment
Recorded Books, Inc. (8)	SOFR +	4.00%	8.32%	8/29/2025	3,600	3,552	3,530	2.67
Health Care Equipment & Supplies
Auris Luxembourg III Sarl (8)	L +	3.75%	8.68%	2/27/2026	2,169	1,971	1,947	1.47
Resonetics, LLC (10)	L +	4.00%	8.41%	4/28/2028	4,090	3,955	3,906	2.95
Sunshine Luxembourg VII S.à r.l, LLC (10)	L +	3.75%	8.48%	10/1/2026	5,311	5,162	5,100	3.86

						11,088	10,953	8.28
Health Care Providers & Services
ADMI Corp. (9)	L +	3.75%	8.13%	12/23/2027	2,593	2,459	2,369	1.79
Electron Bidco, Inc. (9)	L +	3.00%	7.38%	11/1/2028	5,337	5,226	5,204	3.94
LifePoint Health, Inc. (8)	L +	3.75%	8.16%	11/16/2025	3,575	3,338	3,379	2.56
Pediatric Associates Holding Co., LLC (7)(9)	L +	3.25%	7.63%	12/29/2028	611	597	579	0.44
Surgery Centers Holdings, Inc. (10)	L +	3.75%	8.05%	8/31/2026	4,823	4,645	4,774	3.61

						16,265	16,305	12.34
Health Care Technology
athenahealth, Inc. (7)(9)	SOFR +	3.50%	7.82%	2/15/2029	3,577	3,197	3,189	2.41
Netsmart Technologies, Inc. (10)	L +	4.00%	8.38%	10/1/2027	4,439	4,325	4,286	3.24
Verscend Holding Corp. (8)	L +	4.00%	8.38%	8/27/2025	4,090	4,077	4,072	3.08
Waystar Technologies, Inc. (8)	L +	4.00%	8.38%	10/22/2026	4,189	4,132	4,126	3.12

						15,731	15,673	11.85
Hotels, Restaurants & Leisure
Alterra Mountain Company (9)	L +	3.50%	7.88%	8/17/2028	5,336	5,284	5,285	4.00
Fertitta Entertainment, LLC (9)	SOFR +	4.00%	8.32%	1/27/2029	4,289	4,155	4,087	3.09
IRB Holding Corp. (10)	SOFR +	3.00%	7.32%	12/15/2027	4,100	4,006	3,985	3.01
Mic Glen, LLC (9)	L +	3.50%	7.88%	7/21/2028	4,450	4,291	4,244	3.21
Tacala Investment Corp. (10)	L +	3.50%	7.88%	2/5/2027	4,089	3,947	3,943	2.98
Twin River Worldwide Holdings, Inc. (9)	L +	3.25%	7.54%	10/2/2028	3,491	3,366	3,240	2.45
Whatabrands, LLC (9)	L +	3.25%	7.63%	8/3/2028	3,591	3,494	3,479	2.63

						28,543	28,263	21.37

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Household Durables
AI Aqua Merger Sub, Inc. (9)	SOFR +	3.75%	7.97%	7/31/2028	$5,337	$5,146	$5,040	3.81%
Industrial Conglomerates
FCG Acquisitions, Inc. (9)	L +	3.75%	8.48%	3/31/2028	4,987	4,785	4,755	3.60
SPX Flow, Inc. (9)	SOFR +	4.50%	8.92%	4/5/2029	2,594	2,470	2,429	1.84
Vertical US Newco, Inc. (9)	L +	3.50%	6.87%	7/30/2027	5,337	5,143	5,149	3.89

						12,398	12,333	9.33
Insurance
Acrisure LLC (9)	L +	4.25%	8.63%	2/15/2027	666	636	646	0.49
Acrisure LLC (9)	L +	3.75%	8.13%	2/15/2027	2,992	2,828	2,850	2.16
Alliant Holdings Intermediate, LLC (8)	L +	3.25%	7.63%	5/9/2025	712	700	704	0.53
Alliant Holdings Intermediate, LLC (9)	L +	3.50%	7.85%	11/6/2027	2,893	2,822	2,831	2.14
AssuredPartners, Inc. (9)	L +	3.50%	7.88%	2/12/2027	5,312	5,130	5,157	3.90
Baldwin Risk Partners, LLC (9)	L +	3.50%	7.79%	10/14/2027	5,336	5,284	5,216	3.95
BroadStreet Partners, Inc. (8)	L +	3.00%	7.38%	1/27/2027	5,336	5,179	5,185	3.92
Howden Group Holdings Limited (10)	L +	3.25%	7.69%	11/12/2027	5,336	5,235	5,206	3.94
HUB International Limited (10)	L +	3.25%	7.53%	4/25/2025	4,987	4,930	4,949	3.74
NFP Corp. (8)	L +	3.25%	7.63%	2/15/2027	5,336	5,123	5,117	3.87

						37,867	37,861	28.64
Interactive Media & Services
MH Sub I, LLC (11)	L +	3.75%	8.13%	9/13/2024	5,336	5,249	5,197	3.93
Project Boost Purchaser, LLC (9)	L +	3.50%	7.88%	5/30/2026	4,090	3,981	3,954	2.99

						9,230	9,151	6.92
IT Services
Dcert Buyer, Inc. (8)	SOFR +	4.00%	8.70%	10/16/2026	4,089	3,965	3,960	3.00
Endurance International Group Holdings, Inc. (10)	L +	3.50%	7.72%	2/10/2028	3,591	3,249	3,241	2.45
Virtusa Corp. (10)	L +	3.75%	8.13%	2/11/2028	4,090	4,030	3,959	2.99

						11,244	11,160	8.44
Leisure Products
Motion Finco, LLC (8)	L +	3.25%	7.98%	11/12/2026	2,804	2,722	2,682	2.03
Life Sciences Tools & Services
Curia Global, Inc. (10)	L +	3.75%	8.16%	8/30/2026	4,289	3,870	3,553	2.69
LSCS Holdings, Inc. (9)	L +	4.50%	8.88%	12/16/2028	2,481	2,379	2,377	1.80
Packaging Coordinators Midco, Inc. (10)	L +	3.50%	8.23%	11/30/2027	4,090	3,992	3,889	2.94

						10,241	9,819	7.43
Machinery
Pro Mach Group, Inc. (11)	L +	4.00%	8.38%	8/31/2028	4,289	4,216	4,181	3.16
Titan Acquisition Ltd. (8)	L +	3.00%	5.88%	3/28/2025	2,992	2,856	2,803	2.12

						7,072	6,984	5.28
Media
Radiate Holdco, LLC (10)	L +	3.25%	7.63%	9/25/2026	2,992	2,742	2,445	1.85
Oil, Gas & Consumable Fuels
CQP Holdco, LP (9)	L +	3.75%	8.48%	6/5/2028	5,336	5,304	5,320	4.02
Professional Services
APFS Staffing Holdings, Inc. (4)(9)	SOFR +	4.00%	8.09%	12/29/2028	3,970	3,860	3,801	2.88
Aqgen Island Holdings, Inc. (9)	L +	3.50%	8.25%	8/2/2028	4,289	4,174	4,109	3.11
Camelot US Acquisition LLC (4)(11)	SOFR +	3.00%	7.38%	10/30/2026	4,300	4,252	4,241	3.21
Cast & Crew Payroll, LLC (8)	L +	3.50%	7.88%	2/9/2026	3,541	3,505	3,499	2.65
Deerfield Dakota Holding, LLC (11)	SOFR +	3.75%	8.07%	4/9/2027	5,311	5,159	4,974	3.76

BCRED Verdelite JV LP

Consolidated Schedule of Investments

December 31, 2022

(in thousands)

Investments (1)	Reference Rate and Spread		Interest Rate (2)(6)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Professional Services (continued)
Inmar, Inc. (11)	L +	4.00%	8.73%	5/1/2024	$4,089	$3,751	$3,732	2.82%
National Intergovernmental Purchasing Alliance Co. (8)	SOFR +	3.50%	8.08%	5/23/2025	722	716	714	0.54
VT Topco, Inc. (7)(10)	L +	3.75%	8.13%	8/1/2025	3,878	3,811	3,766	2.85

						29,228	28,836	21.82
Software
Apex Group Treasury, LLC (9)	L +	3.75%	8.26%	7/27/2028	3,591	3,456	3,438	2.60
Apttus Corp. (10)	L +	4.25%	8.66%	5/8/2028	3,600	3,427	3,384	2.56
Boxer Parent Company, Inc. (8)	L +	3.75%	8.13%	10/2/2025	3,589	3,494	3,445	2.61
Cloudera, Inc. (9)	L +	3.75%	8.13%	10/8/2028	3,600	3,419	3,406	2.58
ConnectWise, LLC (9)	L +	3.50%	7.88%	9/29/2028	3,566	3,434	3,397	2.57
Cornerstone OnDemand, Inc. (9)	L +	3.75%	8.13%	10/16/2028	2,194	1,974	1,970	1.49
ECI Macola Max Holding, LLC (10)	L +	3.75%	8.48%	11/9/2027	3,541	3,461	3,408	2.58
Epicor Software Corp. (10)	L +	3.25%	7.63%	7/30/2027	3,591	3,507	3,456	2.61
GI Consilio Parent, LLC (9)	L +	4.00%	8.38%	5/12/2028	2,145	2,045	2,034	1.54
Greeneden U.S. Holdings II, LLC (10)	L +	4.00%	8.38%	12/1/2027	3,600	3,557	3,464	2.62
HS Purchaser, LLC (10)	SOFR +	4.00%	8.19%	11/19/2026	3,591	3,262	3,247	2.46
Idera, Inc. (10)	L +	3.75%	7.50%	3/2/2028	2,145	2,043	2,028	1.53
Mitnick Purchaser, Inc. (9)	SOFR +	4.75%	8.94%	5/2/2029	4,439	4,302	4,170	3.15
NortonLifeLock, Inc. (9)	SOFR +	2.00%	6.42%	9/12/2029	5,350	5,318	5,271	3.99
Project Alpha Intermediate Holding, Inc. (8)	L +	4.00%	8.39%	4/26/2024	4,439	4,359	4,341	3.28
RealPage, Inc. (9)	L +	3.00%	7.38%	4/24/2028	5,312	5,113	5,062	3.83
Rocket Software, Inc. (8)	L +	4.25%	8.63%	11/28/2025	3,591	3,501	3,461	2.62
S2P Acquisition Borrower, Inc. (8)	SOFR +	4.00%	8.32%	8/14/2026	3,591	3,493	3,498	2.65
Sophia, LP (9)	L +	3.50%	8.23%	10/7/2027	5,336	5,173	5,163	3.91
Sovos Compliance, LLC (9)	L +	4.50%	8.88%	8/11/2028	3,591	3,518	3,317	2.51
Surf Holdings, LLC (8)	L +	3.50%	8.23%	3/5/2027	3,591	3,546	3,491	2.64
Symphony Technology Group (5)(10)	L +	4.75%	9.17%	7/27/2028	3,600	3,280	3,099	2.34
Symphony Technology Group (5)(9)	SOFR +	3.75%	7.97%	3/1/2029	3,591	3,430	3,352	2.54
The Ultimate Software Group, Inc. (9)	L +	3.25%	7.00%	5/4/2026	5,386	5,245	5,137	3.89
TransDigm Inc (12)	SOFR +	6.15%	10.47%	2/22/2027	187	184	187	0.14
Vision Solutions, Inc. (10)	L +	4.00%	8.36%	4/24/2028	2,194	1,865	1,823	1.38

						89,406	88,049	66.62
Specialty Retail
EG America, LLC (9)	L +	4.25%	8.98%	3/31/2026	4,443	4,092	4,173	3.16
Trading Companies & Distributors
Icebox Holdco III, Inc. (9)	L +	3.50%	8.23%	12/22/2028	2,145	2,008	1,986	1.50
SRS Distribution, Inc. (9)	SOFR +	3.50%	7.88%	6/2/2028	4,100	3,924	3,930	2.97

						5,932	5,916	4.47
Wireless Telecommunication Services
CCI Buyer, Inc. (10)	SOFR +	4.00%	8.58%	12/17/2027	4,489	4,378	4,300	3.25

Total First Lien Debt						495,472	490,615	371.11

Total Investment Portfolio						495,472	490,615	371.11

Cash and Cash Equivalents
Other Cash and Cash Equivalents						2,767	2,767	2.09

Total Portfolio Investments, Cash and Cash Equivalents						$498,239	$493,382	373.20%

(1)

Unless otherwise indicated, issuers of debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)

Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. Variable rate loans typically include an interest reference rate floor feature. For each such loan, the Company has provided the interest rate in effect on the date presented.

(3)

The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(4)	These investments were valued using unobservable inputs and are considered Level 3 investments.
(5)

These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(6)	For unsettled positions the interest rate does not include the base rate.
(7)

Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt
athenahealth, Inc.	Delayed Draw Term Loan	2/15/2029	$(515)	$—
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	(43)	—
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	(112)	—

Total Unfunded Commitments			$(670)	$—

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2022 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2022 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2022 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2022 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2022 was 1.50%.

The following table presents the selected consolidated statement of assets and liabilities information of the Verdelite JV as of December 31, 2022:

Year Ended December 31, 2022
ASSETS
Investments at fair value (cost of $495,472 at December 31, 2022)	$490,615
Cash and cash equivalents	2,767
Interest receivable	4,539
Receivable for investments sold	1,624

Total assets	$499,545

LIABILITIES
Debt	$365,000
Interest payable and other liabilities	2,342

Total liabilities	367,342

MEMBERS’ EQUITY
Members’ Equity	132,203

Total Members’ Equity	132,203

Total liabilities and member’s equity	$499,545

The following table presents the selected consolidated statement of operations information of the Verdelite JV as of December 31, 2022:

Year Ended December 31, 2022
Investment income:
From non-controlled/non-affiliated investments:
Interest income	$5,607
Other income	3

Total investment income	5,610

Expenses:
Interest expense	2,936
Other expenses	134

Total expenses	3,070

Net investment income before taxes	2,540

Tax Expense	—

Net investment income after taxes	$2,540

Net realized and change in unrealized gain (loss) on investments
Net unrealized gain (loss) on investments	(4,857)
Net realized gain (loss) on investments	—

Total net realized and change in unrealized gain (loss) on investments	(4,857)

Net increase (decrease) in net assets resulting from operations	$(2,317)

Note 12. Twin Peaks Acquisition

Pursuant to a Securities Purchase Agreement, dated March 5, 2021 (the “Twin Peaks Purchase Agreement”), by and among the Company, Twin Peaks Parent LLC, a Delaware limited liability company not affiliated with the Company (the “Seller”), Twin Peaks, Teacher Retirement System of Texas, an investor in Seller, and the Adviser, the Company acquired Twin Peaks which includes a portfolio of assets from Seller consisting of loans to 41 borrowers, five equity investments, cash and other assets (collectively, the “Assets”) for an aggregate purchase price of $721.0 million. The purchase price represents the fair market value of the Assets of $1,059.0 million determined pursuant to the Company’s valuation procedures (including approval of the valuations by the Company’s Board after review of reports provided by independent valuation providers) within 48 hours of the closing, less the amount of assumed borrowings (including accrued interest) of $338.0 million. The Seller is an entity owned and controlled by a third party and advised by an affiliate of the Adviser. An affiliate of the Adviser owns an approximately 2.9% non-voting interest in the Seller. The acquisition of Twin Peaks was funded with cash on hand, which primarily consists of proceeds from the Company’s offering of its Common Shares.

Pursuant to the Twin Peaks Purchase Agreement, the Company purchased 100% of the limited liability company interests in Twin Peaks, which directly holds Assets and two wholly-owned financing subsidiaries (the “Financing Subsidiaries”), each of which directly holds Assets. Each of the Financing Subsidiaries (Denali Peak Funding and Siris Peak Funding) are now indirectly wholly-owned by the Company and have entered into credit facilities that have been assumed by the Company pursuant to the Purchase Agreement.

The following table summarizes the assets and liabilities of Twin Peaks as of the acquisition date:

March 5, 2021
ASSETS
Investments at fair value	$1,023,188
Cash and cash equivalents	23,609
Interest receivable	10,018
Other assets	2,211

Total assets	$1,059,026

LIABILITIES
Debt	$337,648
Interest payable	365

Total liabilities	338,013

NET ASSETS
Total net assets	721,013

Total liabilities and net assets	$1,059,026

Note 13. Income Taxes

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as gains and losses are generally not included in taxable income until they are realized; (2) income or loss recognition on exited investments; and (3) other non-deductible expenses.

The Company makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible expenses, among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate. For the years ended December 31, 2022 and 2021, permanent differences were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Undistributed net investment income (loss)	$18,239	$(5,096)
Accumulated net realized gain (loss)	(12,226)	9,672
Paid In Capital	$(6,013)	$4,576

During the years ended December 31, 2022 and 2021, permanent differences were principally related to non-deductible offering costs, gains and losses related to foreign currency, and partnership investments.

The following reconciles the increase in net assets resulting from operations to taxable income for the years ended December 31, 2022 and 2021:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net increase (decrease) in net assets resulting from operations	$663,070	$627,882
Net unrealized (appreciation) depreciation	1,045,678	(103,901)
Realized gain (loss) for tax not included in book income	31,297	(3,906)
Non-deductible capital gains incentive fee	(15,058)	15,058
Other timing differences and non-deductible expenses	5,117	4,826
Realized losses for tax not recognized	220,696	—

Taxable/distributable income	$1,950,800	$539,959

The components of accumulated gains / losses as calculated on a tax basis for the taxable years ended December 31, 2022 and 2021 as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Distributable ordinary income	$190,977	$22,940
Capital loss carryfoward	(220,696)	—
Other temporary book/tax differences	(2,856)	(16,075)
Net unrealized appreciation/(depreciation) on investments, derivatives, and foreign currency	(981,364)	102,342

Total accumulated under-distributed (over-distributed) earnings	$(1,013,939)	$109,207

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Capital losses for the year ended December 31, 2022, which will be deemed to arise on the first day of the tax year ended December 31, 2023, were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Short-term:	86,229	—
Long-term:	134,468	—

The cost and unrealized gain (loss) of the Company’s investments, as calculated on a tax basis, at December 31, 2022 and 2021 are as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021
Gross unrealized appreciation	$236,140	$137,149
Gross unrealized depreciation	(1,303,014)	(34,807)

Net unrealized appreciation (depreciation)	$(1,066,874)	$102,342

Tax cost of investments	$49,975,483	$30,693,351

Of the dividends declared during the year ended December 31, 2022, $1,798.38 million and $0.03 million were derived from ordinary income and capital gains, respectively, as determined on a tax basis. All of the dividends declared during the year ended December 31, 2021 were derived from ordinary income, as determined on a tax basis.

BCRED Investments LLC, a wholly owned subsidiary formed in 2021, is a Delaware LLC which has elected to be treated as a corporation for U.S. tax purposes. As such, BCRED Investments LLC is subject to U.S. Federal, state and local taxes. For the Company’s tax years ended December 31, 2022 and December 31, 2021, BCRED Investments LLC activity did not result in a material provision for income taxes.

Management has analyzed the Company’s tax positions taken, or to be taken, on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Company’s financial statements. The Company’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Note 14. Subsequent Events

The Company’s management evaluated subsequent events through the date of issuance of the consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in the consolidated financial statements as of December 31, 2022, except as discussed below.

January Subscriptions and Dividend Declarations

The Company received approximately $328.0 million of net proceeds, inclusive of distributions reinvested through the Company’s distribution reinvestment plan, relating to the issuance of Class I shares, Class S shares, and Class D shares for subscriptions effective January 1, 2023.

On January 25, 2023, the Company’s Board declared net distributions of $0.2100 per Class I share, $0.1926 per Class S share, and $0.2049 per Class D share, which is payable on February 24, 2023 to shareholders of record as of January 31, 2023.

February Subscriptions and Dividend Declarations

The Company received approximately $333.1 million of net proceeds, inclusive of distributions reinvested through the Company’s distribution reinvestment plan, relating to the issuance of Class I, Class D and Class S shares for subscriptions effective February 1, 2023.

On February 24, 2023, the Company’s Board declared net distributions of $0.2100 per Class I share, $0.1924 per Class S share, and $0.2048 per Class D share, which is payable on March 29, 2023 to shareholders of record as of February 28, 2023.

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1) Financial Statements

The financial statements of Blackstone Private Credit Fund are included in Part A of this Registration Statement.

(2) Exhibits

(a)	Fourth Amended and Restated Declaration of Trust of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on August 2, 2023).

(b)	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K, filed on June 29, 2021).

(d)(1)	Form of Subscription Agreement (incorporated by reference to Exhibit (d) to the Registrant’s Registration Statement on Form N-2, filed on September 2, 2021) (and included in this prospectus as Appendix A).

(d)(2)	Form of Supplemental Indenture****

(e)	Distribution Reinvestment Plan, dated October 5, 2020 (incorporated by reference to Exhibit 10.15 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(g)	Amended and Restated Investment Advisory Agreement between the Registrant and the Adviser (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on August 3, 2022).

(h)(1)	Intermediary Manager Agreement between the Registrant and the Intermediary Manager, dated October 5, 2020 (incorporated by reference to Exhibit 10.2 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(h)(2)	Form of Selected Intermediary Agreement (incorporated by reference to Exhibit (h)(2) to the Registrant’s Registration Statement on Form N-2, filed on September 30, 2020).

(h)(3)	Distribution and Shareholder Servicing Plan of the Registrant, dated October 5, 2020 (incorporated by reference to Exhibit 10.4 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(h)(4)	Form of Underwriting Agreement****

(j)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 5, 2020 (incorporated by reference to Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(1)	Administration Agreement between the Registrant and the Administrator, dated October 5, 2020 (incorporated by reference to Exhibit 10.6 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(2)	Escrow Agreement by and among the Registrant, Blackstone Securities Partners L.P., and UMB Bank, N.A., dated October 5, 2020 (incorporated by reference to Exhibit 10.7 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(3)	Agency Agreement between the Registrant and DST Systems, Inc., dated October 5, 2020 (incorporated by reference to Exhibit 10.8 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(4)	Multi-Class Plan, dated October 5, 2020 (incorporated by reference to Exhibit 10.14 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(5)	Expense Support and Conditional Reimbursement Agreement by and between the Registrant and Adviser, dated October 5, 2020 (incorporated by reference to Exhibit 10.9 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(6)	Master Note Purchase Agreement, dated as of June 21, 2021, by and among the Registrant and the purchasers signatory thereto (incorporated by reference to Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q, filed on August 16, 2021).

(k)(7)	Note Purchase Agreement, dated May 3, 2022, by and among the Registrant and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on May 4, 2022).

(k)(8)	Indenture, dated June 29, 2021, by and among BCRED BSL CLO 2021-1, Ltd. as issuer, BCRED BSL CLO 2021-1, LLC as co-issuer and U.S. Bank Trust Company, National Association, as trustee (filed as Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q, filed on August 16, 2021).

(k)(9)	Indenture, dated as of September 15, 2021, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed on September 15, 2021).

(k)(10)	First Supplemental Indenture, dated as of September 15, 2021, relating to the 1.750% Notes due 2024, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed on September 15, 2021).

(k)(11)	Second Supplemental Indenture, dated as of September 15, 2021, relating to the 2.625% Notes due 2026, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Registrant’s Current Report on Form 8-K, filed on September 15, 2021).

(k)(12)	Third Supplemental Indenture, dated as of November 2, 2021, relating to the 1.750% Notes due 2026, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed on November 2, 2021).

(k)(13)	Fourth Supplemental Indenture, dated as of November 22, 2021, relating to the 2.350% Notes due 2024, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(14)	Fifth Supplemental Indenture, dated as of November 22, 2021, relating to the 3.250% Notes due 2027, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Registrant’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(15)	Sixth Supplemental Indenture, dated as of January 18, 2022, relating to the 2.700% Notes due 2025, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(16)	Seventh Supplemental Indenture, dated as of January 18, 2022, relating to the 4.000% Notes due 2029, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Registrant’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(17)	Eighth Supplemental Indenture, dated as of March 24, 2022, relating to the 4.700% Notes due 2025, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed on March 28, 2022).

(k)(18)	Ninth Supplemental Indenture, dated as of April 14, 2022, relating to the 4.875% Notes due 2026, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed on April 21, 2022).

(k)(19)	Tenth Supplemental Indenture, dated as of September 27, 2022, relating to the 7.050% Notes due 2025, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed on September 27, 2022).

(k)(20)	Form of 1.750% Notes due 2024 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed on September 15, 2021).

(k)(21)	Form of 2.625% Notes due 2026 (incorporated by reference to Exhibit 4.5 to the Registrant’s Current Report on Form 8-K filed on September 15, 2021).

(k)(22)	Form of 1.750% Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed on November 2, 2021).

(k)(23)	Form of 2.350% Notes due 2024 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(24)	Form of 3.250% Notes due 2027 (incorporated by reference to Exhibit 4.5 to the Registrant’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(25)	Form of 2.700% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(26)	Form of 4.000% Notes due 2029 (incorporated by reference to Exhibit 4.5 to the Registrant’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(27)	Form of 4.700% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed on March 28, 2022).

(k)(28)	Form of 4.875% Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed on April 21, 2022).

(k)(29)	Form of 7.050% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed on September 27, 2022).

(k)(30)	Form of Note****

(k)(31)	Registration Rights Agreement, dated as of September 15, 2021, relating to the 1.750% Notes due September 2024, by and among the Company and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Registrant’s Current Report on Form 8-K filed on September 15, 2021).

(k)(32)	Registration Rights Agreement, dated as of September 15, 2021, relating to the 2.625% Notes due December 2026, by and among the Registrant and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Registrant’s Current Report on Form 8-K filed on September 15, 2021).

(k)(33)	Registration Rights Agreement, dated as of November 22, 2021, relating to the 2.350% Notes due November 2024, by and among the Registrant and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Registrant’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(34)	Registration Rights Agreement, dated as of November 22, 2021, relating to the 3.250% Notes due March 2027, by and among the Registrant and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Registrant’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(35)	Registration Rights Agreement, dated as of January 18, 2022, relating to the 2.700% Notes due January 2025, by and among the Registrant and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, SMBC Nikko Securities America, Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.6 to the Registrant’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(36)	Registration Rights Agreement, dated as of January 18, 2022, relating to the 4.000% Notes due January 2029, by and among the Registrant and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, SMBC Nikko Securities America, Inc., Truist Securities, Inc., and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.7 to the Registrant’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(37)	Registration Rights Agreement, dated as of September 27, 2022, relating to the 7.050% Notes due September 2025, by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Registrant’s Current Report on Form 8-K, filed on September 27, 2022).

(k)(38)

Registration Rights Agreement, dated as of March 24, 2022, relating to the 4.700% Notes due March 2025, by and among the Company and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, MUFG Securities Americas, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Registrant’s Current Report on Form 8-K, filed on March 28, 2022).

(k)(39)	Securities Purchase Agreement, dated March 5, 2021, by and among the Registrant, Twin Peaks Parent LLC, BCRED Twin Peaks LLC, Teacher Retirement System of Texas and Blackstone Credit BDC Advisors LLC (incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q, filed on May 10, 2021).

(k)(40)	Credit and Security Agreement, dated as of January 8, 2021, by and among BCRED Castle Peak Funding LLC, as borrower, the Registrant, as equityholder and collateral manager, and Citibank, N.A., as administrative agent and Wilmington Trust, National Association, as custodian, collateral agent and collateral administrator (incorporated by reference to Exhibit 10.8 to the Registrant’s Quarterly Report on Form 10-Q, filed on May 10, 2021).

(k)(41)	Amendment No. 3, dated as of December 21, 2021, amending and restating the Credit and Security Agreement, dated as of January 8, 2021, by and among BCRED Castle Peak Funding LLC as borrower, the Registrant as equityholder and collateral manager, and Citibank, N.A., as administrative agent and Wilmington Trust, National Associate, as custodian, collateral agent and collateral administrator (incorporated by reference to Exhibit 10.13.1 to the Registrant’s Annual Report on Form 10-K, filed on March 9, 2022).

(k)(42)	Credit Agreement, dated as of January 28, 2021, by and among BCRED Maroon Peak Funding LLC, the Registrant, Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Funding, Inc., as administrative agent and U.S. Bank Trust Company, National Association, as collateral agent (incorporated by reference to Exhibit 10.7 to the Registrant’s Quarterly Report on Form 10-Q, filed on May 10, 2021).

(k)(43)	Second Amendment, dated as of May 27, 2021, amending and restating the Credit Agreement dated as of January 28, 2021, by and among BCRED Maroon Peak Funding LLC, the Registrant, Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Funding, Inc., as administrative agent and U.S. Bank Trust Company, National Association, as collateral agent (incorporated by reference to Exhibit 10.14.1 to the Registrant’s Annual Report on Form 10-K, filed on March 9, 2022).

(k)(44)	Sixth Amendment, dated as of May 5, 2022, amending and restating the Credit Agreement dated as of January 28, 2021, by and among BCRED Maroon Peak Funding LLC, the Company, Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Funding, Inc., as administrative agent and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 10.15.2 to the Registrant’s Annual Report on Form 10-K, filed on March 17, 2023).

(k)(45)	Seventh Amendment, dated as of December 16, 2022, amending the Credit Agreement dated as of January 28, 2021, by and among BCRED Maroon Peak Funding LLC, the Company, Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Funding, Inc., as administrative agent and U.S. Bank National Association, as collateral agent (incorporated by reference to Exhibit 10.15.3 to the Registrant’s Annual Report on Form 10-K, filed on March 17, 2023).

(k)(46)	Eighth Amendment, dated as of December 29, 2022, amending the Credit Agreement dated as of January 28, 2021, by and among BCRED Maroon Peak Funding LLC, the Company, Morgan Stanley Bank, N.A., as lender, Morgan Stanley Senior Funding, Inc., as administrative agent and U.S. Bank National Association, as collateral agent (incorporated by reference to the Registrant’s Annual Report on Form 10-K, filed on March 17, 2023).

(k)(47)	Revolving Credit and Security Agreement, dated as of March 15, 2021, by and among BCRED Bard Peak Funding LLC, as borrower, BNP Paribas as administrative agent, Wells Fargo Bank, National Association as collateral agent and the Registrant as servicer and equityholder (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on March 18, 2021).

(k)(48)	Amendment No 4., dated as of November 18, 2021, amending and restating the Revolving Credit and Security Agreement, dated as of March 15, 2021, by and among BCRED Bard Peak Funding LLC, as borrower BNP Paribas, as administrative agent, Wells Fargo Bank, National Association as collateral agent and the Registrant as servicer and equity holder (incorporated by reference to Exhibit 10.15.1 to the Registrant’s Annual Report on Form 10-K, filed on March 9, 2022).

(k)(49)	Loan Financing and Servicing Agreement, dated as of October 11, 2018, by and among BCRED Denali Peak Funding LLC (f/k/a GSO Downing Street LLC), Twin Peaks (f/k/a GSO Direct Lending Fund-D LP), as servicer, Deutsche Bank AG, New York Branch, as facility agent, and U.S. Bank Trust Company, National Association as collateral agent and custodian (incorporated by reference to Exhibit 10.2.1 to the Registrant’s Current Report on Form 8-K, filed on March 11, 2021).

(k)(50)	Third Omnibus Amendment to Transaction Documents, dated as of September 30, 2021, amending and restating the Loan Financing Servicing Agreement, dated as of October 11, 2018, by and among BCRED Denali Peak Funding LLC (f/k/a GSO Downing Street LLC), Twin Peaks (f/k/a GSO Direct Lending Fund-D LP), as servicer, Deutsche Bank AG, New York Branch, as facility agent, and Wilmington Trust, National Association as collateral agent and custodian (incorporated by reference to Exhibit 10.16.1 to the Registrant’s Annual Report on Form 10-K, filed on March 9, 2022).

(k)(51)	Joinder Agreement, dated as of October 20, 2021, by and among BCRED Denali Peak Funding LLC, as borrower, Deutsche Bank AG, New York Branch, as the facility agent and the financial institution identified therein (incorporated by reference to Exhibit 10.16.2 to the Registrant’s Annual Report on Form 10-K, filed on March 9, 2022).

(k)(52)	Senior Secured Revolving Credit Facility, dated as of March 3, 2021, by and among BCRED Summit Peak Funding LLC, as borrower, Société Generale as agent and swingline lender, Wilmington Trust, National Association, as collateral agent, custodian and collateral administrator and the Registrant as servicer and equityholder (incorporated by reference to Exhibit 10.6 to the Registrant’s Quarterly Report on Form 10-Q, filed on May 10, 2021).

(k)(53)	Fourth Amendment to Loan Financing and Servicing Agreement, dated as of March 9, 2022, by and among BCRED Denali Peak Funding LLC, BCRED Twin Peaks LLC, as servicer, the lenders party thereto, Wilmington Trust, National Association, as collateral agent and collateral custodian, and Deutsche Bank AG, New York Branch, as facility agent (incorporated by reference to Exhibit 10.18 to the Registrant’s Annual Report on Form 10-K, filed on March 17, 2023).

(k)(54)	Fifth Amendment to Loan Financing and Servicing Agreement, dated as of April 4, 2023, by and among BCRED Denali Peak Funding LLC, BCRED Twin Peaks LLC, as servicer, the lenders party thereto, and Deutsche Bank AG, New York Branch, as facility agent (incorporated by reference to Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q, filed on May 10, 2023).

(k)(55)	Amendment No. 3, dated as of October 29, 2021, amending and restating the Loan and Servicing Agreement, dated as of March 3, 2021, by and among BCRED Summit Peak Funding LLC, as borrower, Société Generale as agent and swingline lender, Wilmington Trust, National Association, as collateral agent, collateral custodian and collateral administrator and the Registrant as servicer and equityholder (incorporated by reference to Exhibit 10.7 to the Registrant’s Quarterly Report on Form 10-Q, filed on November 15, 2021).

(k)(56)	Amendment and Restatement Agreement dated as of May 6, 2022 to the Senior Secured Credit Agreement dated as of May 18, 2021, by and among the Registrant, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on May 12, 2022).

(k)(57)	Amended and Restated Senior Secured Credit Agreement, dated May 6, 2022, by and among the Registrant, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed on May 12, 2022).

(k)(58)	First Amendment and Extension Agreement to the Amended and Restated Senior Secured Credit Agreement dated June 9, 2023, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on June 13, 2023).

(k)(59)	Amended and Restated Senior Secured Credit Agreement dated June 9, 2023, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on June 13, 2023).

(k)(60)	Note Purchase Agreement, dated October 11, 2022, by and among Blackstone Private Credit Fund and the Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed October 14, 2022).

(l)(1)	Opinion of Simpson Thacher & Bartlett LLP**

(l)(2)	Opinion of Richards, Layton & Finger, P.A.**

(n)(1)	Consent of Independent Registered Public Accountant***

(n)(2)	Report of Independent Registered Accounting Firm (included in the financial statements in Part A of the Registration Statement)

(n)(3)	Powers of Attorney*

(p)	Subscription Agreement for Seed Capital (incorporated by reference to Exhibit (p) to the Registrant’s Registration Statement on Form N-2 (File No. 333-248432), filed on August 26, 2020).

(r)(1)	Code of Ethics of the Registrant (incorporated by reference to Exhibit 14 to the Registrant’s Annual Report on Form 10-K, filed on March 17, 2023).

(r)(2)	Code of Ethics of the Adviser (incorporated by reference to Exhibit (r)(2) to the Registrant’s Registration Statement on Form N-2 (File No. 333-248432), filed on August 26, 2020).

(s)(1)	Calculation of Filing Fee Table (incorporated by reference to Exhibit (s) to the Registrant’s Registration Statement on Form N-2 (File No. 333-264426), filed on April 21, 2022).

(s)(2)	Calculation of Filing Fee Table.***

*	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on N-2 (File No. 333-264426), filed on July 25, 2022.
**	Incorporated herein by reference to the corresponding exhibit of the Registrant’s Registration Statement on N-2 (File No. 333-264426), filed on December 16, 2022.
***	Filed herewith.
****	To be filed in a subsequent filing or amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

Not applicable.

Item 28. Persons Controlled By Or Under Common Control

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Name	Jurisdiction	Ownership
BCRED BARD PEAK FUNDING LLC	DELAWARE	100%
BCRED BEAR PEAK FUNDING LLC	DELAWARE	100%
BCRED BISON PEAK FUNDING LLC	DELAWARE	100%
BCRED BLANCA PEAK FUNDING LLC	DELAWARE	100%
BCRED BORAH PEAK FUNDING LLC	DELAWARE	100%
BCRED BUSHNELL PEAK FUNDING LLC	DELAWARE	100%
BCRED CASTLE PEAK FUNDING LLC	DELAWARE	100%
BCRED DENALI PEAK FUNDING LLC	DELAWARE	100%
BCRED GANNETT PEAK FUNDING LLC	DELAWARE	100%
BCRED GRANITE PEAK FUNDING LLC	DELAWARE	100%
BCRED HAYDON PEAK FUNDING LLC	DELAWARE	100%
BCRED JACQUE PEAK FUNDING LLC	DELAWARE	100%
BCRED MERIDIAN PEAK FUNDING LLC	DELAWARE	100%
BCRED MAROON PEAK FUNDING LLC	DELAWARE	100%
BCRED MIDDLE PEAK FUNDING LLC	DELAWARE	100%
BCRED MONARCH PEAK FUNDING LLC	DELAWARE	100%
BCRED NAOMI PEAK FUNDING LLC	DELAWARE	100%
BCRED SUMMIT PEAK FUNDING LLC	DELAWARE	100%
BCRED TWIN PEAKS LLC	DELAWARE	100%
BCRED WINDOM PEAK FUNDING LLC	DELAWARE	100%
BCRED INVESTMENTS LLC	DELAWARE	100%
BCRED X HOLDINGS LLC	DELAWARE	100%
BCRED BSL CLO 2021-1, LLC	DELAWARE	100%
BCRED BSL WH 2022-1 FUNDING LLC	DELAWARE	100%
BCRED BSL CLO 2021-2, LLC	DELAWARE	100%
BCRED MML CLO 2021-1, LLC	DELAWARE	100%
BCRED BSL CLO 2022-1, LLC	DELAWARE	100%
BCRED MML CLO 2022-1 LLC	DELAWARE	100%
BCRED MML CLO 2022-2 LLC	DELAWARE	100%

Item 29. Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s common shares at August 14, 2023.

Title of Class	Number of Record Holders
Class S	45,434
Class D	172
Class I	28,111

Total	73,717

Item 30. Indemnification

The information contained under the heading “Description of our Shares.” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant obtains and maintains liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Blackstone Credit BDC Advisors LLC, and each managing director, director or executive officer of Blackstone Credit BDC Advisors LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding Blackstone Credit BDC Advisors LLC and its officers and managing member is set forth in Part A of this Registration Statement, as incorporated herein by reference, and its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-113393).

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;

(2)	the Transfer Agent;

(3)	the Custodian;

(4)	the Adviser; and

(5)	the Administrator.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

(1)	Not applicable.

(2)	Not applicable.

(3)	Not applicable.

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

i.	to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii.

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii.

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (3)(a), (b) and (c) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of Form N-2 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, that is part of the registration statement;

b.

that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.	that, for the purpose of determining liability under the Securities Act to any purchaser,

i.	if the Registrant is subject to Rule 430B under the 1933 Act:

1.

each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

2.

each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10 (a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

ii.

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e.

that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i.

any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 The underwriting agreement contains a provision whereby the Registrant indemnifies the underwriter or controlling persons of the underwriter against such liabilities and a director, officer or controlling person of the Registrant is such an underwriter or controlling person thereof or a member of any firm which is such an underwriter; and

ii.	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

iii.

the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv.	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	If the Registrant is filing a registration statement permitted by Rule 430A under the Securities Act, an undertaking that:

a.

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not applicable.

(6)

Request for acceleration of effective date or filing of registration statement becoming effective upon filing. Include the following if acceleration is requested of the effective date of the registration statement pursuant to Rule 461 under the Securities Act, or if a registration statement filed pursuant to General Instruction A.2 of this Form N-2 will become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(e) or (f) under the Securities Act, and:

a.	Any provision or arrangement exists whereby the Registrant may indemnify a director, officer or controlling person of the Registrant against liabilities arising under the Securities Act, or

b.

The underwriting agreement contains a provision whereby the Registrant indemnifies the underwriter or controlling persons of the underwriter against such liabilities and a director, officer or controlling person of the Registrant is such an underwriter or controlling person thereof or a member of any firm which is such an underwriter, and

c.	The benefits of such indemnification are not waived by such persons:

i.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)

An undertaking to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on August 25, 2023.

BLACKSTONE PRIVATE CREDIT FUND
By:	/s/ Brad Marshall
Name:	Brad Marshall
Title:	Chairperson, Co-Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Brad Marshall	Chairperson, Co-Chief Executive Officer and Trustee (Principal Executive Officer)	August 25, 2023
Brad Marshall

/s/ Jonathan Bock Jonathan Bock	Co-Chief Executive Officer (Principal Executive Officer)	August 25, 2023

/s/ Teddy Desloge	Chief Financial Officer (Principal Financial Officer)	August 25, 2023
Teddy Desloge

/s/ Matthew Alcide	Chief Accounting Officer (Principal Accounting Officer)	August 25, 2023
Matthew Alcide

/s/ Robert Bass*	Trustee	August 25, 2023
Robert Bass

/s/ James F. Clark*	Trustee	August 25, 2023
James F. Clark

/s/ Tracy Collins*	Trustee	August 25, 2023
Tracy Collins

/s/ Vicki L. Fuller*	Trustee	August 25, 2023
Vicki L. Fuller

/s/ Vikrant Sawhney*	Trustee	August 25, 2023
Vikrant Sawhney

/s/ Michelle Greene*	Trustee	August 25, 2023
Michelle Greene

*By:	/s/ Brad Marshall
Brad Marshall
As Agent or Attorney-in-Fact

August 25, 2023

The original powers of attorney authorizing Brad Marshall to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed have been executed and filed as exhibits hereto.